UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: March 31, 2022

Date of reporting period: March 31, 2022

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

MARCH 31, 2022

2022 Annual Report

iShares Trust

• iShares S&P 100 ETF | OEF | NYSE Arca

• iShares S&P 500 Growth ETF | IVW | NYSE Arca

• iShares S&P 500 Value ETF | IVE | NYSE Arca

• iShares S&P Mid-Cap 400 Growth ETF | IJK | NYSE Arca

• iShares S&P Mid-Cap 400 Value ETF | IJJ | NYSE Arca

• iShares S&P Small-Cap 600 Growth ETF | IJT | NASDAQ

• iShares S&P Small-Cap 600 Value ETF | IJS | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. The corporate bond market also faced inflationary headwinds, although the improving economy assuaged credit concerns and high-yield corporate bonds consequently declined less than investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. Sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2022
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	5.92%	15.65%

U.S. small cap equities (Russell 2000® Index)	(5.55)	(5.79)

International equities (MSCI Europe, Australasia, Far East Index)	(3.38)	1.16

Emerging market equities (MSCI Emerging Markets Index)	(8.20)	(11.37)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.04)	(3.31)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(5.92)	(4.15)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.55)	(4.47)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.16)	(0.66)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2022 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 11.92%. The strengthening economy supported equities, as high consumer spending drove robust growth, and most remaining coronavirus pandemic-related restrictions were eased. Increased economic activity led to strong corporate earnings as companies reaped the benefits of the recovery. Nonetheless, significant challenges emerged, particularly during the second half of the reporting period, including high inflation, rising interest rates, and the impacts of Russia’s invasion of Ukraine.

The U.S. economic recovery was powered primarily by consumers, who were supported by strong household balance sheets. Prior to the beginning of the reporting period, fiscal stimulus and business closures led to record-high personal savings rates. This allowed consumers to spend at an elevated level throughout much of the reporting period, as pent-up demand was released. The ensuing acceleration in economic activity allowed the U.S. to reach and then surpass its pre-pandemic output level. Hiring increased as businesses restored capacity, and unemployment decreased substantially, falling to 3.6% in March 2022.

The growing economy and rapid increases in consumer spending drove a significant rise in inflation. Supply chains for many goods were disrupted by the pandemic and were unable to quickly adapt to the rapid rebound in demand. In one prominent example of this dynamic, a global shortage of semiconductors created bottlenecks in the production of many goods, including automobiles. Consequently, the price of used cars rose sharply during the reporting period and was a notable factor in overall inflation. Oil prices also rose significantly as demand increased, and the supply of oil was constrained by a lack of investment. The strong job market led to higher wages, particularly at the lower end of the market. These factors led to higher prices in many areas of the economy. By the end of the reporting period the consumer price index, a widely used measure of prices in the U.S., grew at the fastest rate since 1982.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates and indicated that further increases could be necessary. Interest rates rose significantly in anticipation of further tightening, leading to higher borrowing costs for businesses.

Russia’s invasion of Ukraine in late February 2022 raised the prospect of substantial disruptions to the global economy and increased uncertainty in financial markets. The invasion was met with widespread condemnation and sanctions imposed by many countries on the Russian state, businesses, and individuals. This led to sharp volatility in energy markets, as Russia is a top producer of both oil and natural gas. Furthermore, both Russia and Ukraine are notable exporters of wheat, and the war’s disruption led to concerns surrounding food prices.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® S&P 100 ETF

Investment Objective

The iShares S&P 100 ETF (the “Fund”) seeks to track the investment results of an index composed of 100 large-capitalization U.S. equities, as represented by the S&P 100® (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	17.14%	16.75%	14.69%	17.14%	116.94%	293.66%
Fund Market	17.29	16.79	14.71	17.29	117.25	294.36
Index	17.38	16.98	14.92	17.38	119.10	301.58

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,061.00	$ 1.03		$ 1,000.00	$ 1,023.90	$ 1.01		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2022 (continued)	iShares® S&P 100 ETF

Portfolio Management Commentary

Mega-capitalization U.S. stocks advanced for the reporting period amid strong economic growth and robust consumer spending. The information technology sector contributed the most to the Index’s return, driven primarily by the strong performance of the sector’s largest companies. These companies benefited from network effects, which allowed them to use existing products and services to make their offerings more attractive to new customers. The technology hardware and equipment industry led contributions amid strong growth in sales and profits. Increased sales of smartphones with 5G capability drove profits in the industry, as demand for these products outstripped supply. Increased sales of services, such as digital downloads and payment processing, also boosted the industry.

The software and services industry was another source of strength, reflecting continued growth in demand for cloud computing services and operating system software amid a rapid increase in personal computer sales. Businesses continued the migration of their processes to cloud providers. Elevated demand allowed for product price increases, which further boosted stock prices in the industry. The semiconductors and semiconductor equipment industry also gained, as a global shortage of semiconductors helped support profits in the industry.

The healthcare sector also contributed to the Index’s performance, buoyed by earnings growth as pharmaceuticals companies produced new products in response to the coronavirus pandemic. The widespread adoption of COVID-19 vaccines generated billions of dollars in sales. In addition, companies developed successful antiviral medications and antibody therapies to treat COVID-19, which the U.S. government contracted for purchase, driving revenues significantly higher. Demographic trends also benefited the healthcare sector, as the needs of an aging population added to demand for pharmaceuticals.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	32.9%
Consumer Discretionary	13.9
Communication Services	12.8
Health Care	12.6
Financials	9.7
Consumer Staples	6.8
Industrials	5.1
Energy	3.1
Utilities	1.5
Materials	1.0
Real Estate	0.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Apple Inc.	10.6%
Microsoft Corp.	9.0
Amazon.com Inc.	5.6
Tesla Inc.	3.5
Alphabet Inc., Class A	3.3
Alphabet Inc., Class C	3.0
NVIDIA Corp.	2.7
Berkshire Hathaway Inc., Class B	2.5
Meta Platforms Inc, Class A	2.0
UnitedHealth Group Inc.	1.9

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® S&P 500 Growth ETF

Investment Objective

The iShares S&P 500 Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit growth characteristics, as represented by the S&P 500 Growth IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	17.94%	19.70%	16.59%	17.94%	145.74%	364.22%
Fund Market	17.95	19.71	16.60	17.95	145.89	364.58
Index	18.16	19.92	16.80	18.16	147.96	372.67

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,035.50	$ 0.91		$ 1,000.00	$ 1,024.00	$ 0.91		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2022 (continued)	iShares® S&P 500 Growth ETF

Portfolio Management Commentary

Growth-oriented large-capitalization U.S. stocks advanced for the reporting period amid strong economic growth and robust consumer spending. The information technology sector contributed the most to the Index’s return, driven primarily by the strong performance of the largest companies in the sector. These companies benefited from network effects, which allowed them to use existing products and services to make their offerings more attractive to new customers. The technology hardware and equipment industry was the top contributor amid strong growth in sales and profits. Increased sales of smartphones with 5G capability drove profits in the industry, as demand for these products outstripped supply, helped by discounts from wireless carriers. Increased sales of services, such as digital downloads and payment processing, also boosted the industry.

The software and services industry was another source of strength, reflecting continued growth in demand for cloud computing services and operating system software amid a rapid increase in personal computer sales. Businesses continued the migration of their processes to cloud providers, moving away from more expensive in-house platforms. The semiconductors and semiconductor equipment industry also gained, as a global shortage of semiconductors and strong consumer demand for products using semiconductors supported profits.

A strong rebound in consumer spending supported the consumer discretionary sector, which was a contributor to the Index’s return. The automobile manufacturing industry led the advance amid strong demand for electric vehicles. Despite semiconductor shortages that constrained production, electric car shipments continued to grow. Plans for additional manufacturing facilities also helped the industry amid strong growth in revenues and profits. The healthcare sector was another contributor to the Index’s performance, buoyed by earnings growth and a partial return to normalcy in medical care as the coronavirus pandemic abated.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	44.1%
Consumer Discretionary	17.2
Communication Services	12.0
Health Care	10.9
Financials	6.6
Industrials	3.2
Real Estate	2.1
Consumer Staples	1.5
Materials	1.3
Energy	1.0
Utilities	0.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Apple Inc.	14.0%
Microsoft Corp.	11.9
Amazon.com Inc.	7.4
Tesla Inc.	4.7
Alphabet Inc., Class A	4.3
Alphabet Inc., Class C	4.0
NVIDIA Corp.	3.5
Meta Platforms Inc, Class A	2.6
Home Depot Inc. (The)	1.2
Thermo Fisher Scientific Inc.	1.2

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® S&P 500 Value ETF

Investment Objective

The iShares S&P 500 Value ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics, as represented by the S&P 500 Value IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	12.39%	10.96%	11.71%	12.39%	68.22%	202.61%
Fund Market	12.35	10.98	11.72	12.35	68.35	202.94
Index	12.58	11.14	11.89	12.58	69.56	207.68

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,080.40	$ 0.93		$ 1,000.00	$ 1,024.00	$ 0.91		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2022 (continued)	iShares® S&P 500 Value ETF

Portfolio Management Commentary

Value-oriented large-capitalization U.S. stocks advanced for the reporting period amid strong economic growth and robust consumer spending. Stocks in the financials sector contributed the most to the Index’s return, as the strengthening economy and higher interest rates drove earnings growth. The diversified financials industry was the top contributor, as the rebounding economy led to strong gains of a multisector holding company. Robust investment banking activity, especially initial public offerings and existing equity capital financings, and rising assets under management for most of the reporting period drove gains in the capital markets industry despite modest trading activity and a sharp reversal in fee revenue and banking activity late in the reporting period.

The energy sector was also a solid contributor to the Index’s return amid higher prices for energy commodities, as the rebounding economy accelerated demand for energy while supply remained constrained. Consequently, the prices of oil, natural gas, and coal all rose notably during the reporting period. The war in Ukraine drove further gains in oil prices as sanctions on Russia, the world’s third-largest supplier of oil, led to increased uncertainty surrounding supply. The oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending.

The healthcare sector also contributed meaningfully, buoyed by earnings growth as pharmaceuticals companies produced new products in response to the coronavirus pandemic. The widespread adoption of COVID-19 vaccines and successful development of antiviral medications and antibody therapies generated billions of dollars in sales. Healthcare equipment and services companies benefited as elective medical procedures, which represent an important source of revenue for both care providers and makers of medical supplies and equipment, increased from pandemic-induced lows.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Health Care	16.4%
Financials	15.7
Industrials	12.6
Information Technology	11.5
Consumer Staples	10.7
Energy	6.9
Consumer Discretionary	6.7
Communication Services	6.7
Utilities	5.5
Materials	4.0
Real Estate	3.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Berkshire Hathaway Inc., Class B	3.4%
Johnson & Johnson	2.5
Procter & Gamble Co. (The)	1.9
Exxon Mobil Corp.	1.9
Chevron Corp.	1.7
UnitedHealth Group Inc.	1.5
Walt Disney Co. (The)	1.3
Coca-Cola Co. (The)	1.3
JPMorgan Chase & Co.	1.2
Verizon Communications Inc.	1.1

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® S&P Mid-Cap 400 Growth ETF

Investment Objective

The iShares S&P Mid-Cap 400 Growth ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the S&P MidCap 400 Growth IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(0.54)%	11.17%	11.75%	(0.54)%	69.76%	203.83%
Fund Market	(0.81)	11.13	11.73	(0.81)	69.47	203.31
Index	(0.38)	11.40	11.98	(0.38)	71.56	209.92

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 981.70	$ 0.84		$ 1,000.00	$ 1,024.10	$ 0.86		0.17%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2022 (continued)	iShares® S&P Mid-Cap 400 Growth ETF

Portfolio Management Commentary

Growth-oriented mid-capitalization U.S. stocks declined marginally for the reporting period. These stocks, which derive a significant portion of their prices from investors’ expectations of future growth, faced significant headwinds relative to other equities. Growth stocks are particularly sensitive to interest rates, which rose as the Fed moved to a less accommodative monetary policy. Persistent inflation and the war in Ukraine led to concerns about slower economic growth, further weighing on growth stocks.

The consumer discretionary sector detracted the most from the Index’s performance despite an overall increase in consumer spending. The specialty retail industry faced headwinds from rising prices, as inflation increased the wholesale cost of goods for retailers. Supply chain difficulties also weighed on some retailers, leading to increased transportation costs and difficulty keeping inventory in stock. Brick-and-mortar retailers declined as coronavirus pandemic trends increased competition from online sellers.

The healthcare sector also detracted from the Index’s return, as the stocks of many smaller companies in the sector declined. The healthcare equipment industry was negatively impacted by a proposed acquisition that investors believed to be too far from the industry’s core competencies.

On the upside, the real estate sector contributed the most to the Index’s return amid a nationwide rise in commercial property prices and historically low but rising borrowing costs. Specialized real estate investment trusts that invest in data centers benefited from strong demand for data storage and services.

The energy sector also contributed to the Index’s performance amid higher prices for energy commodities as demand for energy accelerated while supply remained constrained. The oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	18.1%
Industrials	18.0
Consumer Discretionary	15.1
Health Care	11.6
Financials	11.4
Real Estate	8.9
Materials	8.0
Energy	4.0
Communication Services	2.1
Consumer Staples	1.6
Utilities	1.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Targa Resources Corp.	1.5%
Camden Property Trust	1.5
Steel Dynamics Inc.	1.4
Cleveland-Cliffs Inc.	1.4
Darling Ingredients Inc.	1.2
Carlisle Companies Inc.	1.1
Builders FirstSource Inc.	1.1
Rexford Industrial Realty Inc.	1.1
Life Storage Inc.	1.0
East West Bancorp. Inc.	1.0

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® S&P Mid-Cap 400 Value ETF

Investment Objective

The iShares S&P Mid-Cap 400 Value ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics, as represented by the S&P MidCap 400 Value IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	9.42%	10.13%	11.88%	9.42%	61.97%	207.25%
Fund Market	9.41	10.16	11.89	9.41	62.22	207.67
Index	9.66	10.37	12.12	9.66	63.76	213.80

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,072.00	$ 0.93		$ 1,000.00	$ 1,024.00	$ 0.91		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2022 (continued)	iShares® S&P Mid-Cap 400 Value ETF

Portfolio Management Commentary

Value-oriented mid-capitalization U.S. stocks advanced for the reporting period amid strong economic growth and robust consumer spending. The real estate sector was the top contributor to the Index’s return amid low but rising borrowing costs and a nationwide rise in both residential and commercial property prices. Strong demand for temporary storage, billboard advertisement, and entertainment properties boosted specialized real estate investment trusts (“REITs”). Residential rents increased as young workers sought new rental housing, supporting residential REITs. As workers began returning to the office, investment in commercial property increased, which helped office REITs.

Stocks in the financials sector contributed meaningfully to the Index’s return, as the strengthening economy and higher interest rates drove earnings growth. The insurance industry gained, as many insurers were able to increase insurance rates in an environment of higher inflation. Regional bank stocks also advanced as the recovering economy lowered the probability of loan defaults and interest rates increased, which allows banks to charge more for loans.

The industrials and materials sectors also contributed to the Index’s performance. Industrials stocks gained as industrial activity rebounded. Higher consumer spending combined with supply chain disruptions and transportation delays led many companies to increase their inventory levels. Consequently, factory orders rose, spurring industrial production and significantly boosting earnings. The materials sector was also supported by the global economic recovery, which drove increased demand for a wide variety of raw materials, pushing commodities prices higher. Companies rebuilding their stocks of materials further boosted demand, leading to strong earnings growth for materials companies.

On the downside, the consumer discretionary sector detracted from the Index’s return despite an overall increase in consumer spending. Supply chain disruptions limited production of automobiles, pressuring the earnings of auto components manufacturers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Industrials	19.4%
Financials	16.9
Consumer Discretionary	13.0
Real Estate	11.3
Information Technology	10.3
Materials	6.9
Health Care	6.8
Consumer Staples	5.5
Utilities	5.4
Energy	3.1
Communication Services	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Medical Properties Trust Inc.	1.1%
First Horizon Corp.	1.1
Alleghany Corp.	1.0
Reliance Steel & Aluminum Co.	1.0
AECOM	0.9
EQT Corp.	0.9
Alcoa Corp.	0.8
United States Steel Corp.	0.8
Jazz Pharmaceuticals PLC	0.8
Owens Corning	0.8

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® S&P Small-Cap 600 Growth ETF

Investment Objective

The iShares S&P Small-Cap 600 Growth ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit growth characteristics, as represented by the S&P SmallCap 600 Growth IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(1.35)%	11.29%	12.80%	(1.35)%	70.74%	233.56%
Fund Market	(1.74)	11.27	12.78	(1.74)	70.57	232.97
Index	(1.17)	11.57	13.00	(1.17)	72.84	239.50

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 966.00	$ 0.88		$ 1,000.00	$ 1,024.00	$ 0.91		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2022 (continued)	iShares® S&P Small-Cap 600 Growth ETF

Portfolio Management Commentary

Growth-oriented small-capitalization U.S. stocks, which derive a significant portion of their prices from investors’ expectations of future growth, declined modestly for the reporting period. Growth stocks’ relatively high valuations are particularly sensitive to rising interest rates and slower growth expectations that characterized the market environment in the second half of the reporting period.

The healthcare sector detracted the most from the Index’s return, as small-capitalization healthcare stocks declined. Healthcare facilities faced headwinds amid staffing shortages, as high rates of employee illness and a tight labor market limited the ability of some healthcare providers to scale up. The healthcare equipment and supplies industry also declined as a decision from the Centers for Medicare and Medicaid Services limited fees for a procedure that used the industry’s equipment. The pharmaceuticals, biotechnology, and life sciences industry declined amid stiff competition from companies working to develop new treatments in similar areas, slowing merger and acquisition activity, and an abrupt leadership departure at a cancer diagnostics company.

Stocks in the consumer discretionary sector detracted from the Index’s performance despite an overall increase in consumer spending. A semiconductor shortage and other supply chain constraints weighed on some specialty retailers, leading to production and delivery delays. The household durables industry declined amid investor expectations of a downturn in the housing market.

In contrast, the energy sector was the leading contributor to the Index’s return amid higher prices for energy commodities. The oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending. The real estate sector also contributed amid rising rents and high occupancy rates, as younger workers moved out of family homes and into rental properties, boosting demand.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Information Technology	19.5%
Financials	15.9
Health Care	14.7
Industrials	13.7
Consumer Discretionary	11.7
Real Estate	8.5
Energy	5.2
Consumer Staples	4.5
Materials	3.6
Communication Services	1.4
Utilities	1.3

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Matador Resources Co.	1.2%
Independence Realty Trust Inc.	1.2
Omnicell Inc.	1.2
Exponent Inc.	1.2
Innovative Industrial Properties Inc.	1.1
Vonage Holdings Corp.	1.1
Southwestern Energy Co.	1.1
Rogers Corp.	1.1
Matson Inc.	1.1
AMN Healthcare Services Inc.	1.0

(a)	Excludes money market funds.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® S&P Small-Cap 600 Value ETF

Investment Objective

The iShares S&P Small-Cap 600 Value ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics, as represented by the S&P SmallCap 600 Value IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	3.38%	9.76%	11.77%	3.38%	59.33%	204.22%
Fund Market	3.17	9.78	11.77	3.17	59.46	204.25
Index	3.73	9.98	11.96	3.73	60.90	209.61

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,025.40	$ 0.91		$ 1,000.00	$ 1,024.00	$ 0.91		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	17

Fund Summary as of March 31, 2022 (continued)	iShares® S&P Small-Cap 600 Value ETF

Portfolio Management Commentary

Value-oriented small-capitalization U.S. stocks advanced for the reporting period amid strong economic growth and robust consumer spending. The energy sector was the leading contributor to the Index’s return amid higher prices for energy commodities. As the global economy rebounded, demand for energy accelerated while supply remained constrained. Consequently, the prices of oil, natural gas, and coal all rose notably during the reporting period. The war in Ukraine drove further price increases as sanctions on Russia, the world’s third-largest supplier of oil, led to increased supply uncertainty. The oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending. The energy equipment and services industry gained, as investors anticipated that higher oil prices and sanctions on the export of oil refining equipment to Russia could prompt a significant increase in investment in other markets.

The real estate sector was another significant contributor to the Index’s return amid a nationwide rise in commercial property prices. The recovering economy and rising COVID-19 vaccination rates led to a return to in-person work, driving strong investment in commercial property, which reached a record high in 2021.

On the downside, stocks in the consumer discretionary sector detracted from the Index’s performance despite an overall increase in consumer spending. The restaurants industry declined despite rebounding consumer demand. Labor shortages, higher wages, and rising prices for food and linens cut into restaurant profits. The household durables industry also declined amid investor expectations of a downturn in the housing market.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Financials	19.7%
Industrials	18.4
Consumer Discretionary	11.9
Health Care	9.2
Real Estate	9.1
Information Technology	8.0
Materials	7.3
Energy	6.7
Consumer Staples	5.0
Utilities	2.6
Communication Services	2.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Helmerich & Payne Inc.	0.9%
South Jersey Industries Inc.	0.8
Insight Enterprises Inc.	0.7
BankUnited Inc.	0.7
First Hawaiian Inc.	0.7
Resideo Technologies Inc.	0.7
Mr Cooper Group Inc.	0.7
Patterson-UTI Energy Inc.	0.6
Owens & Minor Inc.	0.6
American Equity Investment Life Holding Co.	0.6

(a)	Excludes money market funds.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	19

Schedule of Investments March 31, 2022	iShares® S&P 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
Boeing Co. (The)(a)	187,186	$35,846,119
General Dynamics Corp.	78,865	19,020,661
Lockheed Martin Corp.	82,792	36,544,389
Raytheon Technologies Corp.	509,744	50,500,338

		141,911,507

Air Freight & Logistics — 0.8%
FedEx Corp.	83,327	19,281,035
United Parcel Service Inc., Class B	249,064	53,414,265

		72,695,300

Automobiles — 4.0%
Ford Motor Co.	1,341,840	22,690,514
General Motors Co.(a)	496,270	21,706,850
Tesla Inc.(a)	285,947	308,136,487

		352,533,851

Banks — 4.1%
Bank of America Corp.	2,428,075	100,085,252
Citigroup Inc.	678,228	36,217,375
JPMorgan Chase & Co.	1,009,438	137,606,588
U.S. Bancorp.	461,278	24,516,926
Wells Fargo & Co.	1,327,294	64,320,667

		362,746,808

Beverages — 1.8%
Coca-Cola Co. (The)	1,327,864	82,327,568
PepsiCo Inc.	472,551	79,095,586

		161,423,154

Biotechnology — 1.9%
AbbVie Inc.	603,864	97,892,393
Amgen Inc.	192,580	46,569,696
Gilead Sciences Inc.	428,461	25,472,006

		169,934,095

Capital Markets — 2.0%
Bank of New York Mellon Corp. (The)	253,329	12,572,718
BlackRock Inc.(b)	48,665	37,188,333
Charles Schwab Corp. (The)	513,514	43,294,365
Goldman Sachs Group Inc. (The)	116,049	38,307,775
Morgan Stanley	484,214	42,320,304

		173,683,495

Chemicals — 1.0%
Dow Inc.	251,940	16,053,617
DuPont de Nemours Inc.	175,638	12,923,444
Linde PLC	175,078	55,925,165

		84,902,226

Communications Equipment — 0.9%
Cisco Systems Inc.	1,440,629	80,329,473

Consumer Finance — 0.7%
American Express Co.	210,093	39,287,391
Capital One Financial Corp.	141,094	18,524,231

		57,811,622

Diversified Financial Services — 2.5%
Berkshire Hathaway Inc., Class B(a)(c)	625,550	220,762,851

Diversified Telecommunication Services — 1.5%
AT&T Inc.	2,439,180	57,637,824
Verizon Communications Inc.	1,433,932	73,044,496

		130,682,320

Security	Shares	Value

Electric Utilities — 1.5%
Duke Energy Corp.	263,006	$29,367,250
Exelon Corp.	334,551	15,934,664
NextEra Energy Inc.	670,216	56,773,997
Southern Co. (The)	361,997	26,248,403

		128,324,314

Electrical Equipment — 0.2%
Emerson Electric Co.	202,506	19,855,713

Entertainment — 1.6%
Netflix Inc.(a)	151,650	56,806,574
Walt Disney Co. (The)(a)	621,877	85,296,649

		142,103,223

Equity Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.	155,693	39,113,196
Simon Property Group Inc.	112,240	14,766,294

		53,879,490

Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	151,467	87,222,272
Walgreens Boots Alliance Inc.	244,529	10,947,563
Walmart Inc.	483,214	71,960,229

		170,130,064

Food Products — 0.5%
Kraft Heinz Co. (The)	242,132	9,537,580
Mondelez International Inc., Class A	473,971	29,755,899

		39,293,479

Health Care Equipment & Supplies — 1.4%
Abbott Laboratories	604,005	71,490,032
Medtronic PLC	459,268	50,955,784

		122,445,816

Health Care Providers & Services — 2.4%
CVS Health Corp.	448,321	45,374,568
UnitedHealth Group Inc.	321,708	164,061,429

		209,435,997

Hotels, Restaurants & Leisure — 1.5%
Booking Holdings Inc.(a)	14,023	32,932,314
McDonald’s Corp.	255,235	63,114,511
Starbucks Corp.	392,896	35,741,749

		131,788,574

Household Products — 1.7%
Colgate-Palmolive Co.	287,879	21,829,865
Procter & Gamble Co. (The)	818,774	125,108,667

		146,938,532

Industrial Conglomerates — 1.2%
3M Co.	194,972	29,027,432
General Electric Co.	375,496	34,357,884
Honeywell International Inc.	234,254	45,581,143

		108,966,459

Insurance — 0.4%
American International Group Inc.	283,842	17,816,762
MetLife Inc.	239,020	16,798,326

		34,615,088

Interactive Media & Services — 8.3%
Alphabet Inc., Class A(a)	102,732	285,733,648
Alphabet Inc., Class C, NVS(a)	94,875	264,984,926
Meta Platforms Inc, Class A(a)	788,722	175,380,224

		726,098,798

Internet & Direct Marketing Retail — 5.6%
Amazon.com Inc.(a)	149,473	487,274,506

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services — 4.4%
Accenture PLC, Class A	215,873	$72,798,852
International Business Machines Corp.	306,571	39,860,361
Mastercard Inc., Class A	294,795	105,353,837
PayPal Holdings Inc.(a)	397,938	46,021,530
Visa Inc., Class A	566,472	125,626,495

		389,661,075

Life Sciences Tools & Services — 1.6%
Danaher Corp.(c)	217,356	63,757,036
Thermo Fisher Scientific Inc.	134,597	79,499,718

		143,256,754

Machinery — 0.5%
Caterpillar Inc.	184,574	41,126,779

Media — 1.1%
Charter Communications Inc., Class A(a)(c)	40,665	22,183,571
Comcast Corp., Class A	1,545,206	72,346,545

		94,530,116

Multiline Retail — 0.4%
Target Corp.	163,653	34,730,440

Oil, Gas & Consumable Fuels — 3.1%
Chevron Corp.	658,449	107,215,251
ConocoPhillips	444,813	44,481,300
Exxon Mobil Corp.	1,446,075	119,431,334

		271,127,885

Pharmaceuticals — 5.3%
Bristol-Myers Squibb Co.	744,538	54,373,610
Eli Lilly & Co.	271,195	77,662,112
Johnson & Johnson	899,232	159,370,888
Merck & Co. Inc.	862,798	70,792,576
Pfizer Inc.	1,917,212	99,254,065

		461,453,251

Road & Rail — 0.7%
Union Pacific Corp.	217,546	59,435,743

Semiconductors & Semiconductor Equipment — 5.8%
Broadcom Inc.	141,024	88,799,992
Intel Corp.	1,390,892	68,932,607
NVIDIA Corp.	853,931	233,003,613
QUALCOMM Inc.	384,952	58,828,365
Texas Instruments Inc.	315,462	57,880,968

		507,445,545

Software — 11.2%
Adobe Inc.(a)	161,117	73,408,127
Microsoft Corp.	2,560,741	789,502,058

Security	Shares	Value

Software (continued)
Oracle Corp.	538,172	$44,522,969
salesforce.com Inc.(a)	336,452	71,435,489

		978,868,643

Specialty Retail — 1.7%
Home Depot Inc. (The)	356,687	106,767,120
Lowe’s Companies Inc.	230,132	46,530,389

		153,297,509

Technology Hardware, Storage & Peripherals — 10.5%
Apple Inc.	5,295,585	924,662,097

Textiles, Apparel & Luxury Goods — 0.7%
Nike Inc., Class B	435,952	58,661,701

Tobacco — 0.9%
Altria Group Inc.	622,651	32,533,515
Philip Morris International Inc.	529,377	49,729,675

		82,263,190

Wireless Telecommunication Services — 0.3%
T-Mobile U.S. Inc.(a)	200,544	25,739,822

Total Common Stocks — 99.8% (Cost: $6,525,116,681)		8,756,827,305

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(b)(d)(e)	9,417,645	9,415,762
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(b)(d)	16,943,000	16,943,000

		26,358,762

Total Short-Term Investments — 0.3% (Cost: $26,358,771)		26,358,762

Total Investments in Securities — 100.1% (Cost: $6,551,475,452)		8,783,186,067

Other Assets, Less Liabilities — (0.1)%		(5,737,770)

Net Assets — 100.0%		$8,777,448,297

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2022	iShares® S&P 100 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$8,872,450	$534,572	(a)	$—	$8,749	$(9)	$9,415,762	9,417,645	$12,761	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,763,000	12,180,000	(a)	—	—	—	16,943,000	16,943,000	4,789		—
BlackRock Inc.	33,490,149	9,722,828		(5,547,688)	2,354,805	(2,831,761)	37,188,333	48,665	814,712		—

					$2,363,554	$(2,831,770)	$63,547,095		$832,262		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	91	06/17/22	$20,615	$1,125,645

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,125,645

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,887,877

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,054,986

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,432,350

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P 100 ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$8,756,827,305	$—	$—	$8,756,827,305
Money Market Funds	26,358,762	—	—	26,358,762

	$8,783,186,067	$—	$—	$8,783,186,067

Derivative financial instruments(a)
Assets
Futures Contracts	$1,125,645	$—	$—	$1,125,645

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments March 31, 2022	iShares® S&P 500 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.2%
L3Harris Technologies Inc.	156,673	$38,928,540
TransDigm Group Inc.(a)	44,260	28,837,161

		67,765,701

Air Freight & Logistics — 0.4%
Expeditors International of Washington Inc.	322,815	33,301,596
United Parcel Service Inc., Class B	593,970	127,382,806

		160,684,402

Auto Components — 0.1%
Aptiv PLC(a)	211,646	25,336,143

Automobiles — 4.6%
Tesla Inc.(a)	1,585,732	1,708,784,803

Banks — 2.1%
Bank of America Corp.	5,924,188	244,195,029
Comerica Inc.	108,663	9,826,395
First Republic Bank/CA	338,718	54,906,188
JPMorgan Chase & Co.	2,574,788	350,995,100
Regions Financial Corp.	800,993	17,830,104
Signature Bank/New York NY	119,257	35,000,737
SVB Financial Group(a)	111,772	62,530,845
Zions Bancorp. N.A	137,867	9,038,561

		784,322,959

Beverages — 0.6%
Monster Beverage Corp.(a)	371,877	29,712,972
PepsiCo Inc.	1,099,923	184,105,112

		213,818,084

Biotechnology — 2.0%
AbbVie Inc.	1,808,282	293,140,595
Amgen Inc.	438,367	106,005,908
Incyte Corp.(a)(b)	153,793	12,214,240
Moderna Inc.(a)(b)	668,033	115,075,364
Regeneron Pharmaceuticals Inc.(a)	201,914	141,020,776
Vertex Pharmaceuticals Inc.(a)	289,874	75,648,418

		743,105,301

Building Products — 0.2%
A O Smith Corp.	121,593	7,768,577
Fortune Brands Home & Security Inc.	116,148	8,627,473
Johnson Controls International PLC	811,343	53,199,761
Masco Corp.	216,466	11,039,766

		80,635,577

Capital Markets — 3.2%
Ameriprise Financial Inc.	127,536	38,306,714
BlackRock Inc.(c)	140,591	107,435,424
Cboe Global Markets Inc.	114,679	13,121,571
Charles Schwab Corp. (The)	1,935,271	163,162,698
FactSet Research Systems Inc.	41,507	18,020,264
Franklin Resources Inc.	240,728	6,721,126
Goldman Sachs Group Inc. (The)	642,924	212,229,212
Intercontinental Exchange Inc.	606,599	80,143,860
MarketAxess Holdings Inc.	34,005	11,568,501
Moody’s Corp.	202,016	68,162,219
Morgan Stanley	1,317,661	115,163,571
MSCI Inc.	154,155	77,521,466
Nasdaq Inc.	173,916	30,991,831
Raymond James Financial Inc.	211,307	23,224,752
S&P Global Inc.	408,898	167,721,782

Security	Shares	Value

Capital Markets (continued)
T Rowe Price Group Inc.	304,461	$46,031,459

		1,179,526,450

Chemicals — 0.8%
Albemarle Corp.	151,585	33,523,023
Celanese Corp.	86,644	12,378,828
CF Industries Holdings Inc.	240,868	24,823,856
Linde PLC	495,729	158,350,714
Sherwin-Williams Co. (The)	241,950	60,395,559

		289,471,980

Commercial Services & Supplies — 0.4%
Cintas Corp.	77,163	32,824,368
Copart Inc.(a)	276,246	34,660,586
Republic Services Inc.	172,498	22,855,985
Rollins Inc.	188,773	6,616,494
Waste Management Inc.	371,016	58,806,036

		155,763,469

Communications Equipment — 0.9%
Arista Networks Inc.(a)	423,879	58,910,703
Cisco Systems Inc.	3,593,656	200,382,259
F5 Inc.(a)	62,798	13,121,642
Motorola Solutions Inc.	189,734	45,953,575

		318,368,179

Construction & Engineering — 0.1%
Quanta Services Inc.	143,567	18,894,853

Construction Materials — 0.1%
Martin Marietta Materials Inc.	67,911	26,138,265
Vulcan Materials Co.	119,227	21,902,000

		48,040,265

Consumer Finance — 0.6%
American Express Co.	513,268	95,981,116
Capital One Financial Corp.	376,808	49,471,123
Discover Financial Services	546,359	60,203,298
Synchrony Financial	563,683	19,621,805

		225,277,342

Containers & Packaging — 0.1%
Avery Dennison Corp.	78,315	13,624,460
Sealed Air Corp.	160,278	10,732,215

		24,356,675

Distributors — 0.1%
LKQ Corp.	212,044	9,628,918
Pool Corp.	76,506	32,350,562

		41,979,480

Electric Utilities — 0.0%
NRG Energy Inc.	456,646	17,516,940

Electrical Equipment — 0.2%
Generac Holdings Inc.(a)	119,975	35,663,768
Rockwell Automation Inc.	115,087	32,227,813

		67,891,581

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	602,795	45,420,603
CDW Corp./DE	152,586	27,296,110
Keysight Technologies Inc.(a)	258,518	40,838,088
Trimble Inc.(a)	262,299	18,922,250
Zebra Technologies Corp., Class A(a)	72,929	30,170,727

		162,647,778

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P 500 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment — 0.9%
Live Nation Entertainment Inc.(a)	107,445	$12,639,830
Netflix Inc.(a)	840,816	314,961,265
Take-Two Interactive Software Inc.(a)(b)	135,938	20,899,108

		348,500,203

Equity Real Estate Investment Trusts (REITs) — 2.0%
American Tower Corp.	440,642	110,698,083
AvalonBay Communities Inc.	111,796	27,766,773
Crown Castle International Corp.	367,404	67,822,778
Duke Realty Corp.	464,531	26,970,670
Equinix Inc.	78,192	57,988,751
Essex Property Trust Inc.	53,723	18,560,222
Extra Space Storage Inc.	254,535	52,332,396
Federal Realty Investment Trust	56,639	6,913,923
Iron Mountain Inc.	328,935	18,226,288
Mid-America Apartment Communities Inc.	135,746	28,432,000
Prologis Inc.	856,284	138,272,740
Public Storage	171,095	66,774,957
SBA Communications Corp.	116,092	39,947,257
Simon Property Group Inc.	375,345	49,380,388
UDR Inc.	311,906	17,894,047
Weyerhaeuser Co.	589,299	22,334,432

		750,315,705

Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	428,213	246,586,456

Food Products — 0.1%
Hershey Co. (The)	123,028	26,651,556

Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	1,775,021	210,091,486
ABIOMED Inc.(a)	46,702	15,469,571
Align Technology Inc.(a)	138,643	60,448,348
Dexcom Inc.(a)(b)	183,142	93,695,447
Edwards Lifesciences Corp.(a)(b)	743,498	87,524,585
Hologic Inc.(a)(b)	349,144	26,821,242
IDEXX Laboratories Inc.(a)	110,955	60,699,042
Intuitive Surgical Inc.(a)	468,355	141,293,336
ResMed Inc.	160,963	39,035,137
STERIS PLC	78,644	19,013,760
Stryker Corp.	260,120	69,543,082

		823,635,036

Health Care Providers & Services — 1.4%
HCA Healthcare Inc.	262,639	65,822,586
Laboratory Corp. of America Holdings(a)	93,672	24,697,560
Molina Healthcare Inc.(a)	54,298	18,113,270
Quest Diagnostics Inc.	103,893	14,218,796
UnitedHealth Group Inc.	749,321	382,131,230

		504,983,442

Hotels, Restaurants & Leisure — 1.1%
Caesars Entertainment Inc.(a)(b)	255,879	19,794,799
Chipotle Mexican Grill Inc.(a)(b)	35,652	56,402,533
Domino’s Pizza Inc.	46,673	18,996,378
Hilton Worldwide Holdings Inc.(a)	217,489	33,001,781
McDonald’s Corp.	637,792	157,713,206
Starbucks Corp.	1,112,901	101,240,604
Yum! Brands Inc.	256,473	30,399,745

		417,549,046

Household Durables — 0.2%
DR Horton Inc.	320,569	23,885,596
Garmin Ltd.	144,511	17,140,450

Security	Shares	Value

Household Durables (continued)
Newell Brands Inc.	381,817	$8,174,702
NVR Inc.(a)	2,878	12,856,803

		62,057,551

Insurance — 0.7%
Aon PLC, Class A	244,354	79,568,993
Arthur J Gallagher & Co.	174,441	30,457,399
Brown & Brown Inc.	302,482	21,860,374
Cincinnati Financial Corp.	131,589	17,890,840
Marsh & McLennan Companies Inc.	583,481	99,436,832

		249,214,438

Interactive Media & Services — 11.0%
Alphabet Inc., Class A(a)	569,615	1,584,298,680
Alphabet Inc., Class C, NVS(a)	526,218	1,469,721,612
Meta Platforms Inc, Class A(a)	4,373,598	972,513,251
Twitter Inc.(a)(b)	730,876	28,277,593

		4,054,811,136

Internet & Direct Marketing Retail — 7.6%
Amazon.com Inc.(a)	828,849	2,702,006,298
eBay Inc.	916,902	52,501,808
Etsy Inc.(a)	242,086	30,086,448

		2,784,594,554

IT Services — 3.3%
Accenture PLC, Class A	694,196	234,103,717
Akamai Technologies Inc.(a)(b)	126,773	15,135,428
Automatic Data Processing Inc.	421,735	95,961,582
Broadridge Financial Solutions Inc.	97,544	15,188,576
EPAM Systems Inc.(a)	108,406	32,154,304
Gartner Inc.(a)	156,362	46,511,441
Mastercard Inc., Class A	768,382	274,604,359
Paychex Inc.	323,301	44,120,887
PayPal Holdings Inc.(a)	1,193,349	138,010,812
VeriSign Inc.(a)	84,996	18,908,210
Visa Inc., Class A	1,350,649	299,533,429

		1,214,232,745

Life Sciences Tools & Services — 2.9%
Agilent Technologies Inc.	341,102	45,138,028
Bio-Rad Laboratories Inc., Class A(a)	22,691	12,780,252
Bio-Techne Corp.	75,056	32,502,250
Charles River Laboratories International Inc.(a)	96,344	27,358,806
Danaher Corp.	819,558	240,400,948
Illumina Inc.(a)	145,637	50,885,568
IQVIA Holdings Inc.(a)	263,576	60,941,407
Mettler-Toledo International Inc.(a)	27,303	37,492,207
PerkinElmer Inc.(b)	240,068	41,882,263
Thermo Fisher Scientific Inc.	746,512	440,927,313
Waters Corp.(a)	86,150	26,740,098
West Pharmaceutical Services Inc.	140,234	57,595,506

		1,074,644,646

Machinery — 0.7%
Deere & Co.	244,474	101,569,168
Dover Corp.	123,768	19,419,199
IDEX Corp.	57,552	11,034,445
Illinois Tool Works Inc.	222,970	46,689,918
Nordson Corp.	63,109	14,330,792
Otis Worldwide Corp.	318,561	24,513,269
Pentair PLC	176,770	9,582,701
Xylem Inc./NY	136,665	11,652,058

		238,791,550

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2022	iShares® S&P 500 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining — 0.3%
Freeport-McMoRan Inc.	1,225,942	$60,978,355
Nucor Corp.	280,290	41,665,108

		102,643,463

Multiline Retail — 0.3%
Target Corp.	499,874	106,083,260

Oil, Gas & Consumable Fuels — 1.0%
APA Corp.	370,459	15,311,070
Devon Energy Corp.	1,191,720	70,466,404
Diamondback Energy Inc.	324,182	44,438,869
EOG Resources Inc.	508,780	60,661,839
Hess Corp.	373,648	39,995,282
Occidental Petroleum Corp.	685,327	38,885,454
ONEOK Inc.	359,362	25,381,738
Pioneer Natural Resources Co.	241,769	60,449,503

		355,590,159

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	259,374	70,632,728

Pharmaceuticals — 2.3%
Catalent Inc.(a)	203,821	22,603,749
Eli Lilly & Co.	1,503,814	430,647,215
Pfizer Inc.	5,740,895	297,206,134
Zoetis Inc.	592,479	111,735,615

		862,192,713

Professional Services — 0.3%
Equifax Inc.	232,296	55,077,382
Jacobs Engineering Group Inc.	106,544	14,682,829
Robert Half International Inc.	141,301	16,133,748
Verisk Analytics Inc.	156,318	33,550,532

		119,444,491

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	318,482	29,147,473

Road & Rail — 0.6%
JB Hunt Transport Services Inc.	95,635	19,202,552
Old Dominion Freight Line Inc.	175,995	52,566,186
Union Pacific Corp.	495,204	135,294,685

		207,063,423

Semiconductors & Semiconductor Equipment — 8.6%
Advanced Micro Devices Inc.(a)	3,096,621	338,584,540
Applied Materials Inc.	1,681,787	221,659,527
Broadcom Inc.	445,670	280,629,486
Enphase Energy Inc.(a)(b)	252,588	50,967,207
KLA Corp.	285,973	104,683,276
Lam Research Corp.	264,475	142,184,405
Microchip Technology Inc.	506,630	38,068,178
Monolithic Power Systems Inc.	82,636	40,134,653
NVIDIA Corp.(b)	4,735,335	1,292,083,508
NXP Semiconductors NV	317,893	58,835,636
Qorvo Inc.(a)(b)	100,011	12,411,365
QUALCOMM Inc.	2,134,750	326,232,495
Skyworks Solutions Inc.	145,019	19,328,132
SolarEdge Technologies Inc.(a)(b)	75,201	24,242,546
Teradyne Inc.	310,658	36,729,095
Texas Instruments Inc.	856,444	157,140,345

		3,143,914,394

Software — 16.7%
Adobe Inc.(a)	893,513	407,102,393
ANSYS Inc.(a)	103,226	32,789,739

Security	Shares	Value

Software (continued)
Autodesk Inc.(a)	266,195	$57,058,898
Cadence Design Systems Inc.(a)	526,177	86,535,069
Ceridian HCM Holding Inc.(a)(b)	106,241	7,262,635
Fortinet Inc.(a)	256,776	87,750,630
Intuit Inc.	536,438	257,940,848
Microsoft Corp.	14,199,990	4,377,998,917
Oracle Corp.	2,984,141	246,877,985
Paycom Software Inc.(a)	67,619	23,421,869
PTC Inc.(a)	97,371	10,488,804
salesforce.com Inc.(a)	1,138,018	241,623,982
ServiceNow Inc.(a)	378,676	210,880,878
Synopsys Inc.(a)	194,943	64,968,654
Tyler Technologies Inc.(a)	47,491	21,128,271

		6,133,829,572

Specialty Retail — 2.7%
Advance Auto Parts Inc.	56,129	11,616,458
AutoZone Inc.(a)	39,124	79,992,148
Bath & Body Works Inc.	317,751	15,188,498
CarMax Inc.(a)(b)	160,325	15,468,156
Home Depot Inc. (The)	1,503,171	449,944,175
Lowe’s Companies Inc.	1,276,287	258,052,468
O’Reilly Automotive Inc.(a)	127,374	87,246,095
Tractor Supply Co.	216,248	50,465,796
Ulta Salon Cosmetics & Fragrance Inc.(a)	57,003	22,699,735

		990,673,529

Technology Hardware, Storage & Peripherals — 14.2%
Apple Inc.	29,365,119	5,127,443,429
HP Inc.	1,026,891	37,276,143
NetApp Inc.	297,934	24,728,522
Seagate Technology Holdings PLC	277,892	24,982,491

		5,214,430,585

Textiles, Apparel & Luxury Goods — 0.5%
Nike Inc., Class B	1,305,536	175,672,924
Under Armour Inc., Class A(a)(b)	153,568	2,613,728
Under Armour Inc., Class C, NVS(a)	175,863	2,736,428

		181,023,080

Trading Companies & Distributors — 0.2%
Fastenal Co.	525,400	31,208,760
United Rentals Inc.(a)	81,565	28,972,704

		60,181,464

Total Common Stocks — 99.9% (Cost: $23,310,314,929)		36,707,606,360

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	67,667,192	67,653,659

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P 500 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	48,780,000	$48,780,000

		116,433,659

Total Short-Term Investments — 0.3% (Cost: $116,417,537)		116,433,659

Total Investments in Securities — 100.2% (Cost: $23,426,732,466)		36,824,040,019

Other Assets, Less Liabilities — (0.2)%		(65,628,023)

Net Assets — 100.0%		$36,758,411,996

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$52,646,251	$15,049,044	(a)	$—	$5,379	$(47,015)	$67,653,659	67,667,192	$176,725	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	37,060,000	11,720,000	(a)	—	—	—	48,780,000	48,780,000	10,496		—
BlackRock Inc.	135,626,849	30,062,047		(65,950,721)	13,098,400	(5,401,151)	107,435,424	140,591	2,879,130		—

					$13,103,779	$(5,448,166)	$223,869,083		$3,066,351		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	201	06/17/22	$45,534	$2,883,806

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$2,883,806

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2022	iShares® S&P 500 Growth ETF

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$5,013,314

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$2,511,104

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$43,338,022

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$36,707,606,360	$—	$—	$36,707,606,360
Money Market Funds	116,433,659	—	—	116,433,659

	$36,824,040,019	$—	$—	$36,824,040,019

Derivative financial instruments(a)
Assets
Futures Contracts	$2,883,806	$—	$—	$2,883,806

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.0%
Boeing Co. (The)(a)	748,342	$143,307,493
General Dynamics Corp.	314,985	75,968,082
Howmet Aerospace Inc.	512,616	18,423,419
Huntington Ingalls Industries Inc.	55,646	11,098,038
L3Harris Technologies Inc.	155,426	38,618,698
Lockheed Martin Corp.	330,941	146,077,358
Northrop Grumman Corp.	200,362	89,605,894
Raytheon Technologies Corp.	2,037,851	201,889,899
Textron Inc.	299,395	22,269,000
TransDigm Group Inc.(a)	40,321	26,270,744

		773,528,625

Air Freight & Logistics — 0.8%
CH Robinson Worldwide Inc.	175,731	18,927,986
FedEx Corp.	332,875	77,023,946
United Parcel Service Inc., Class B	567,564	121,719,776

		217,671,708

Airlines — 0.5%
Alaska Air Group Inc.(a)	174,807	10,140,554
American Airlines Group Inc.(a)(b)	894,779	16,329,717
Delta Air Lines Inc.(a)	873,974	34,583,151
Southwest Airlines Co.(a)	808,855	37,045,559
United Airlines Holdings Inc.(a)(b)	438,916	20,348,146

		118,447,127

Auto Components — 0.2%
Aptiv PLC(a)(b)	217,968	26,092,949
BorgWarner Inc.	332,332	12,927,715

		39,020,664

Automobiles — 0.7%
Ford Motor Co.	5,371,158	90,826,282
General Motors Co.(a)	1,984,128	86,785,759

		177,612,041

Banks — 5.5%
Bank of America Corp.	5,435,836	224,065,160
Citigroup Inc.	2,709,738	144,700,009
Citizens Financial Group Inc.	581,992	26,381,697
Comerica Inc.	97,807	8,844,687
Fifth Third Bancorp.	933,710	40,186,879
Huntington Bancshares Inc./OH	1,965,087	28,729,572
JPMorgan Chase & Co.	2,179,176	297,065,272
KeyCorp	1,263,961	28,287,447
M&T Bank Corp.	175,760	29,791,320
People’s United Financial Inc.	593,239	11,858,848
PNC Financial Services Group Inc. (The)	573,504	105,782,813
Regions Financial Corp.	703,208	15,653,410
Truist Financial Corp.	1,822,844	103,355,255
U.S. Bancorp.	1,844,055	98,011,523
Wells Fargo & Co.	5,306,192	257,138,064
Zions Bancorp. N.A.	106,788	7,001,021

		1,426,852,977

Beverages — 2.4%
Brown-Forman Corp., Class B, NVS	252,245	16,905,460
Coca-Cola Co. (The)	5,308,498	329,126,876
Constellation Brands Inc., Class A	224,175	51,631,986
Molson Coors Beverage Co., Class B	260,757	13,919,209
Monster Beverage Corp.(a)	244,279	19,517,892
PepsiCo Inc.	1,095,688	183,396,257

		614,497,680

Security	Shares	Value

Biotechnology — 1.9%
AbbVie Inc.	1,110,497	$180,022,669
Amgen Inc.	453,783	109,733,805
Biogen Inc.(a)	200,572	42,240,463
Gilead Sciences Inc.	1,712,909	101,832,440
Incyte Corp.(a)	148,838	11,820,714
Vertex Pharmaceuticals Inc.(a)	139,289	36,350,250

		482,000,341

Building Products — 0.6%
A O Smith Corp.	86,654	5,536,324
Allegion PLC	122,492	13,447,172
Carrier Global Corp.	1,167,623	53,558,867
Fortune Brands Home & Security Inc.	104,231	7,742,278
Johnson Controls International PLC	371,565	24,363,517
Masco Corp.	166,439	8,488,389
Trane Technologies PLC	319,137	48,732,220

		161,868,767

Capital Markets — 2.7%
Ameriprise Financial Inc.	58,477	17,564,152
Bank of New York Mellon Corp. (The)	1,011,137	50,182,729
BlackRock Inc.(c)	93,454	71,414,743
Cboe Global Markets Inc.	60,795	6,956,164
Charles Schwab Corp. (The)	656,802	55,374,977
CME Group Inc.	490,791	116,739,547
FactSet Research Systems Inc.	21,349	9,268,668
Franklin Resources Inc.	209,801	5,857,644
Intercontinental Exchange Inc.	329,899	43,586,256
Invesco Ltd.	475,384	10,962,355
MarketAxess Holdings Inc.	27,541	9,369,448
Moody’s Corp.	74,578	25,163,363
Morgan Stanley	987,260	86,286,524
Nasdaq Inc.	35,120	6,258,384
Northern Trust Corp.	283,692	33,035,933
Raymond James Financial Inc.	105,589	11,605,287
S&P Global Inc.	188,642	77,377,176
State Street Corp.	499,187	43,489,172
T Rowe Price Group Inc.	93,689	14,164,840

		694,657,362

Chemicals — 2.7%
Air Products and Chemicals Inc.	302,762	75,663,251
Albemarle Corp.	52,120	11,526,338
Celanese Corp.	84,070	12,011,081
CF Industries Holdings Inc.	116,807	12,038,129
Corteva Inc.	992,749	57,063,213
Dow Inc.	1,004,589	64,012,411
DuPont de Nemours Inc.	699,835	51,493,859
Eastman Chemical Co.	175,321	19,646,471
Ecolab Inc.	340,429	60,106,144
FMC Corp.	172,301	22,669,643
International Flavors & Fragrances Inc.	347,556	45,644,530
Linde PLC	342,951	109,548,838
LyondellBasell Industries NV, Class A	359,002	36,912,586
Mosaic Co. (The)	505,000	33,582,500
PPG Industries Inc.	323,963	42,461,830
Sherwin-Williams Co. (The)	154,838	38,650,662

		693,031,486

Commercial Services & Supplies — 0.4%
Cintas Corp.	65,040	27,667,366
Copart Inc.(a)	94,774	11,891,294
Republic Services Inc.	158,628	21,018,210

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2022	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Rollins Inc.	172,082	$6,031,474
Waste Management Inc.	257,488	40,811,848

		107,420,192

Communications Equipment — 0.9%
Cisco Systems Inc.	3,167,598	176,625,264
F5 Inc.(a)	39,883	8,333,553
Juniper Networks Inc.	449,142	16,690,117
Motorola Solutions Inc.	93,990	22,764,378

		224,413,312

Construction & Engineering — 0.0%
Quanta Services Inc.(b)	89,210	11,740,928

Construction Materials — 0.1%
Martin Marietta Materials Inc.	36,329	13,982,669
Vulcan Materials Co.	93,665	17,206,260

		31,188,929

Consumer Finance — 0.5%
American Express Co.	470,330	87,951,710
Capital One Financial Corp.	293,869	38,582,061
Synchrony Financial	302,865	10,542,731

		137,076,502

Containers & Packaging — 0.5%
Amcor PLC	2,054,132	23,273,316
Avery Dennison Corp.	55,206	9,604,188
Ball Corp.	442,290	39,806,100
International Paper Co.	526,266	24,287,176
Packaging Corp. of America	130,690	20,402,016
Sealed Air Corp.	90,490	6,059,210
Westrock Co.	357,315	16,804,524

		140,236,530

Distributors — 0.1%
Genuine Parts Co.	195,403	24,624,686
LKQ Corp.	212,903	9,667,925

		34,292,611

Diversified Financial Services — 3.4%
Berkshire Hathaway Inc., Class B(a)(b)	2,500,818	882,563,680

Diversified Telecommunication Services — 2.1%
AT&T Inc.	9,751,269	230,422,486
Lumen Technologies Inc.	1,274,967	14,368,878
Verizon Communications Inc.	5,732,504	292,013,754

		536,805,118

Electric Utilities — 3.4%
Alliant Energy Corp.	339,042	21,183,344
American Electric Power Co. Inc.	687,767	68,618,514
Constellation Energy Corp.	445,365	25,051,781
Duke Energy Corp.	1,050,408	117,288,557
Edison International	518,780	36,366,478
Entergy Corp.	275,574	32,173,264
Evergy Inc.	310,409	21,213,351
Eversource Energy	468,347	41,303,522
Exelon Corp.	1,337,101	63,686,121
FirstEnergy Corp.	777,939	35,676,283
NextEra Energy Inc.	2,679,344	226,967,230
Pinnacle West Capital Corp.	156,636	12,233,272
PPL Corp.	1,029,291	29,396,551
Southern Co. (The)	1,447,197	104,936,254
Xcel Energy Inc.	735,575	53,086,448

		889,180,970

Security	Shares	Value

Electrical Equipment — 0.9%
AMETEK Inc.	315,884	$42,069,431
Eaton Corp. PLC	544,321	82,606,155
Emerson Electric Co.	811,136	79,531,885
Rockwell Automation Inc.	76,621	21,456,179

		225,663,650

Electronic Equipment, Instruments & Components — 0.8%
Amphenol Corp., Class A	385,968	29,082,689
CDW Corp./DE	75,674	13,537,322
Corning Inc.	1,021,972	37,720,986
IPG Photonics Corp.(a)	48,623	5,336,860
Keysight Technologies Inc.(a)	60,942	9,627,008
TE Connectivity Ltd.	444,602	58,233,970
Teledyne Technologies Inc.(a)	63,958	30,228,469
Trimble Inc.(a)	150,077	10,826,555
Zebra Technologies Corp., Class A(a)(b)	19,008	7,863,610

		202,457,469

Energy Equipment & Services — 0.7%
Baker Hughes Co.	1,241,742	45,211,826
Halliburton Co.	1,232,023	46,656,711
Schlumberger NV	1,916,364	79,164,997

		171,033,534

Entertainment — 1.9%
Activision Blizzard Inc.	1,063,840	85,224,222
Electronic Arts Inc.	384,013	48,581,485
Live Nation Entertainment Inc.(a)	104,404	12,282,087
Take-Two Interactive Software Inc.(a)(b)	61,218	9,411,655
Walt Disney Co. (The)(a)	2,486,121	340,996,356

		496,495,805

Equity Real Estate Investment Trusts (REITs) — 3.3%
Alexandria Real Estate Equities Inc.	198,694	39,987,168
American Tower Corp.	304,743	76,557,537
AvalonBay Communities Inc.	111,123	27,599,620
Boston Properties Inc.	193,209	24,885,319
Crown Castle International Corp.	324,471	59,897,347
Digital Realty Trust Inc.	387,261	54,913,610
Duke Realty Corp.	180,952	10,506,073
Equinix Inc.	66,370	49,221,319
Equity Residential	466,271	41,927,088
Essex Property Trust Inc.	50,270	17,367,280
Federal Realty Investment Trust	55,832	6,815,412
Healthpeak Properties Inc.	732,532	25,147,824
Host Hotels & Resorts Inc.	970,374	18,854,367
Iron Mountain Inc.	153,444	8,502,332
Kimco Realty Corp.	837,389	20,683,508
Mid-America Apartment Communities Inc.	60,665	12,706,284
Prologis Inc.	395,164	63,811,083
Public Storage	85,784	33,479,780
Realty Income Corp.	771,897	53,492,462
Regency Centers Corp.	213,113	15,203,481
SBA Communications Corp.	65,904	22,677,566
Simon Property Group Inc.	180,529	23,750,395
UDR Inc.	183,037	10,500,833
Ventas Inc.	545,094	33,665,005
Vornado Realty Trust	215,963	9,787,443
Welltower Inc.	594,399	57,145,520
Weyerhaeuser Co.	590,096	22,364,638

		841,450,294

Food & Staples Retailing — 2.4%
Costco Wholesale Corp.	296,696	170,852,392

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing (continued)
Kroger Co. (The)	912,819	$52,368,426
Sysco Corp.	692,584	56,549,484
Walgreens Boots Alliance Inc.	978,420	43,803,863
Walmart Inc.	1,931,806	287,684,549

		611,258,714

Food Products — 1.9%
Archer-Daniels-Midland Co.	764,103	68,967,937
Campbell Soup Co.	280,922	12,520,694
Conagra Brands Inc.	650,996	21,853,936
General Mills Inc.	823,718	55,782,183
Hershey Co. (The)	109,923	23,812,620
Hormel Foods Corp.	382,989	19,739,253
JM Smucker Co. (The)	147,130	19,922,873
Kellogg Co.	347,321	22,398,731
Kraft Heinz Co. (The)	969,432	38,185,926
Lamb Weston Holdings Inc.	198,300	11,880,153
McCormick & Co. Inc./MD, NVS	341,057	34,037,489
Mondelez International Inc., Class A	1,895,816	119,019,328
Tyson Foods Inc., Class A	400,372	35,885,342

		484,006,465

Gas Utilities — 0.1%
Atmos Energy Corp.	184,974	22,102,543

Health Care Equipment & Supplies — 3.5%
Abbott Laboratories	1,134,881	134,324,515
ABIOMED Inc.(a)	27,744	9,189,923
Baxter International Inc.	683,185	52,974,165
Becton Dickinson and Co.	388,870	103,439,420
Boston Scientific Corp.(a)	1,945,879	86,182,981
Cooper Companies Inc. (The)(b)	66,913	27,942,200
DENTSPLY SIRONA Inc.	302,083	14,868,525
Edwards Lifesciences Corp.(a)	315,452	37,135,009
Hologic Inc.(a)	86,057	6,610,899
IDEXX Laboratories Inc.(a)	35,797	19,583,107
Intuitive Surgical Inc.(a)	152,070	45,876,478
Medtronic PLC	1,836,045	203,709,193
ResMed Inc.	83,146	20,163,736
STERIS PLC	80,047	19,352,963
Stryker Corp.	270,481	72,313,095
Teleflex Inc.	63,609	22,570,381
Zimmer Biomet Holdings Inc.	284,279	36,359,284

		912,595,874

Health Care Providers & Services — 4.7%
AmerisourceBergen Corp.	206,520	31,950,709
Anthem Inc.	331,455	162,817,325
Cardinal Health Inc.	376,742	21,361,271
Centene Corp.(a)	796,767	67,079,814
Cigna Corp.	441,019	105,672,563
CVS Health Corp.	1,792,289	181,397,570
DaVita Inc.(a)(b)	83,011	9,389,374
HCA Healthcare Inc.	137,337	34,419,399
Henry Schein Inc.(a)(b)	191,401	16,688,253
Humana Inc.	175,530	76,385,390
Laboratory Corp. of America Holdings(a)	59,390	15,658,767
McKesson Corp.	205,120	62,793,386
Molina Healthcare Inc.(a)	41,145	13,725,560
Quest Diagnostics Inc.	86,349	11,817,724
UnitedHealth Group Inc.	745,944	380,409,062
Universal Health Services Inc., Class B	101,023	14,643,284

		1,206,209,451

Security	Shares	Value

Health Care Technology — 0.1%
Cerner Corp.	400,639	$37,483,785

Hotels, Restaurants & Leisure — 2.6%
Booking Holdings Inc.(a)	56,080	131,701,076
Caesars Entertainment Inc.(a)(b)	107,605	8,324,323
Carnival Corp.(a)	1,104,466	22,332,302
Chipotle Mexican Grill Inc.(a)	12,667	20,039,574
Darden Restaurants Inc.	174,457	23,194,058
Domino’s Pizza Inc.	16,312	6,639,147
Expedia Group Inc.(a)	205,124	40,136,613
Hilton Worldwide Holdings Inc.(a)	224,531	34,070,334
Las Vegas Sands Corp.(a)	465,531	18,095,190
Marriott International Inc./MD, Class A(a)	373,559	65,652,994
McDonald’s Corp.	561,229	138,780,707
MGM Resorts International	514,471	21,576,914
Norwegian Cruise Line Holdings Ltd.(a)(b)	567,181	12,409,920
Penn National Gaming Inc.(a)	231,352	9,813,952
Royal Caribbean Cruises Ltd.(a)(b)	304,806	25,536,647
Starbucks Corp.	769,661	70,016,061
Wynn Resorts Ltd.(a)(b)	146,328	11,668,195
Yum! Brands Inc.	208,824	24,751,909

		684,739,916

Household Durables — 0.4%
DR Horton Inc.	205,114	15,283,044
Garmin Ltd.	100,810	11,957,074
Lennar Corp., Class A	358,393	29,090,760
Mohawk Industries Inc.(a)(b)	76,173	9,460,687
Newell Brands Inc.	241,463	5,169,723
NVR Inc.(a)	2,385	10,654,439
PulteGroup Inc.	339,130	14,209,547
Whirlpool Corp.	80,453	13,900,669

		109,725,943

Household Products — 2.7%
Church & Dwight Co. Inc.	331,638	32,958,185
Clorox Co. (The)	166,834	23,194,931
Colgate-Palmolive Co.	1,150,941	87,275,856
Kimberly-Clark Corp.	459,675	56,613,573
Procter & Gamble Co. (The)	3,273,278	500,156,878

		700,199,423

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	905,715	23,304,047

Industrial Conglomerates — 1.9%
3M Co.	779,836	116,101,984
General Electric Co.	1,501,150	137,355,225
Honeywell International Inc.	936,484	182,221,057
Roper Technologies Inc.	144,028	68,014,342

		503,692,608

Insurance — 3.5%
Aflac Inc.	819,909	52,793,940
Allstate Corp. (The)	383,397	53,104,318
American International Group Inc.	1,133,810	71,169,254
Aon PLC, Class A	117,520	38,268,038
Arthur J Gallagher & Co.	159,179	27,792,653
Assurant Inc.	77,320	14,059,096
Brown & Brown Inc.	98,852	7,144,034
Chubb Ltd.	588,201	125,816,194
Cincinnati Financial Corp.	109,734	14,919,435
Everest Re Group Ltd.	54,334	16,375,181
Globe Life Inc.	128,758	12,953,055

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2022	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Hartford Financial Services Group Inc. (The)	457,998	$32,888,836
Lincoln National Corp.	226,806	14,824,040
Loews Corp.	266,925	17,302,078
Marsh & McLennan Companies Inc.	268,895	45,825,086
MetLife Inc.	958,160	67,339,485
Principal Financial Group Inc.	333,099	24,452,798
Progressive Corp. (The)	798,024	90,966,756
Prudential Financial Inc.	516,107	60,988,364
Travelers Companies Inc. (The)	329,307	60,174,268
W R Berkley Corp.	284,533	18,947,052
Willis Towers Watson PLC	166,258	39,273,465

		907,377,426

Interactive Media & Services — 0.2%
Match Group Inc.(a)	386,552	42,033,665
Twitter Inc.(a)	564,260	21,831,219

		63,864,884

Internet & Direct Marketing Retail — 0.0%
eBay Inc.	200,224	11,464,826

IT Services — 5.2%
Accenture PLC, Class A	362,471	122,236,095
Akamai Technologies Inc.(a)(b)	127,183	15,184,378
Automatic Data Processing Inc.	269,583	61,340,916
Broadridge Financial Solutions Inc.	90,465	14,086,305
Cognizant Technology Solutions Corp., Class A	716,454	64,244,430
DXC Technology Co.(a)	329,759	10,760,036
Fidelity National Information Services Inc.	831,527	83,501,941
Fiserv Inc.(a)(b)	811,417	82,277,684
FleetCor Technologies Inc.(a)	111,310	27,722,869
Global Payments Inc.	388,545	53,168,498
International Business Machines Corp.	1,224,605	159,223,142
Jack Henry & Associates Inc.	98,955	19,499,083
Mastercard Inc., Class A	624,637	223,232,771
Paychex Inc.	206,994	28,248,471
PayPal Holdings Inc.(a)(b)	731,794	84,631,976
VeriSign Inc.(a)	70,802	15,750,613
Visa Inc., Class A	1,290,840	286,269,587

		1,351,378,795

Leisure Products — 0.1%
Hasbro Inc.	178,964	14,660,731

Life Sciences Tools & Services — 0.7%
Agilent Technologies Inc.	163,112	21,584,611
Bio-Rad Laboratories Inc., Class A(a)	13,227	7,449,843
Danaher Corp.	278,087	81,571,260
Illumina Inc.(a)	108,865	38,037,431
IQVIA Holdings Inc.(a)	71,177	16,456,834
Mettler-Toledo International Inc.(a)	11,471	15,751,862
Waters Corp.(a)	22,233	6,900,901

		187,752,742

Machinery — 2.5%
Caterpillar Inc.	738,673	164,591,118
Cummins Inc.	193,749	39,739,857
Deere & Co.	206,800	85,917,128
Dover Corp.	107,279	16,832,075
Fortive Corp.	489,640	29,833,765
IDEX Corp.	62,163	11,918,512
Illinois Tool Works Inc.	229,927	48,146,714
Ingersoll Rand Inc.	556,555	28,022,544
Nordson Corp.	29,445	6,686,371

Security	Shares	Value

Machinery (continued)
Otis Worldwide Corp.	349,596	$26,901,412
PACCAR Inc.	474,271	41,769,047
Parker-Hannifin Corp.	175,333	49,752,492
Pentair PLC	98,808	5,356,382
Snap-on Inc.	72,976	14,995,108
Stanley Black & Decker Inc.	222,630	31,121,448
Westinghouse Air Brake Technologies Corp.	253,856	24,413,332
Xylem Inc./NY	147,299	12,558,713

		638,556,018

Media — 2.0%
Charter Communications Inc., Class A(a)	162,764	88,791,017
Comcast Corp., Class A	6,177,389	289,225,353
Discovery Inc., Class A(a)(b)	230,077	5,733,519
Discovery Inc., Class C, NVS(a)	422,417	10,547,753
DISH Network Corp., Class A(a)	347,378	10,994,514
Fox Corp., Class A, NVS	428,966	16,922,709
Fox Corp., Class B	199,730	7,246,204
Interpublic Group of Companies Inc. (The)	535,072	18,968,302
News Corp., Class A, NVS	533,727	11,822,053
News Corp., Class B	154,023	3,468,598
Omnicom Group Inc.	285,767	24,255,903
Paramount Global, Class B, NVS	831,856	31,452,475

		519,428,400

Metals & Mining — 0.6%
Freeport-McMoRan Inc.	1,122,604	55,838,323
Newmont Corp.	1,088,908	86,513,741
Nucor Corp.	170,302	25,315,392

		167,667,456

Multi-Utilities — 1.7%
Ameren Corp.	351,782	32,983,080
CenterPoint Energy Inc.	854,908	26,194,381
CMS Energy Corp.	397,271	27,785,134
Consolidated Edison Inc.	483,046	45,734,795
Dominion Energy Inc.	1,106,059	93,981,833
DTE Energy Co.	264,590	34,981,444
NiSource Inc.	541,740	17,227,332
Public Service Enterprise Group Inc.	689,470	48,262,900
Sempra Energy	435,674	73,245,513
WEC Energy Group Inc.	430,712	42,989,365

		443,385,777

Multiline Retail — 0.7%
Dollar General Corp.	316,399	70,439,910
Dollar Tree Inc.(a)(b)	307,168	49,192,955
Target Corp.	294,392	62,475,870

		182,108,735

Oil, Gas & Consumable Fuels — 6.2%
APA Corp.	222,609	9,200,430
Chevron Corp.	2,632,308	428,618,712
ConocoPhillips	1,778,230	177,823,000
Coterra Energy Inc.	1,107,292	29,863,665
EOG Resources Inc.	431,453	51,442,141
Exxon Mobil Corp.	5,781,091	477,460,306
Hess Corp.	108,813	11,647,344
Kinder Morgan Inc.	2,668,818	50,467,348
Marathon Oil Corp.	1,057,786	26,561,006
Marathon Petroleum Corp.	790,661	67,601,516
Occidental Petroleum Corp.	714,857	40,560,986
ONEOK Inc.	345,588	24,408,880
Phillips 66	638,487	55,158,892

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co.	136,965	$34,245,359
Valero Energy Corp.	557,262	56,584,383
Williams Companies Inc. (The)	1,659,177	55,433,104

		1,597,077,072

Personal Products — 0.1%
Estee Lauder Companies Inc. (The), Class A	129,959	35,390,435

Pharmaceuticals — 5.4%
Bristol-Myers Squibb Co.	2,976,487	217,372,846
Catalent Inc.(a)(b)	96,585	10,711,276
Johnson & Johnson	3,594,920	637,127,672
Merck & Co. Inc.	3,449,271	283,012,685
Organon & Co.	344,918	12,047,986
Pfizer Inc.	3,525,708	182,525,903
Viatris Inc.	1,667,085	18,137,885
Zoetis Inc.	219,662	41,426,057

		1,402,362,310

Professional Services — 0.3%
Jacobs Engineering Group Inc.	97,296	13,408,362
Leidos Holdings Inc.	190,487	20,576,405
Nielsen Holdings PLC	498,058	13,567,100
Robert Half International Inc.	46,321	5,288,932
Verisk Analytics Inc.	107,257	23,020,570

		75,861,369

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	226,937	20,769,274

Road & Rail — 1.4%
CSX Corp.	3,028,710	113,425,190
JB Hunt Transport Services Inc.	47,912	9,620,251
Norfolk Southern Corp.	327,402	93,381,598
Union Pacific Corp.	513,115	140,188,149

		356,615,188

Semiconductors & Semiconductor Equipment — 3.4%
Analog Devices Inc.	717,375	118,496,002
Broadcom Inc.	242,438	152,658,360
Intel Corp.	5,560,432	275,575,010
Microchip Technology Inc.	394,812	29,666,174
Micron Technology Inc.	1,529,112	119,102,534
NXP Semiconductors NV	135,061	24,997,090
Qorvo Inc.(a)	74,363	9,228,448
Skyworks Solutions Inc.	118,712	15,821,935
SolarEdge Technologies Inc.(a)	18,539	5,976,417
Texas Instruments Inc.	643,162	118,007,364

		869,529,334

Software — 0.9%
ANSYS Inc.(a)	45,165	14,346,662
Autodesk Inc.(a)	107,415	23,024,405
Ceridian HCM Holding Inc.(a)(b)	109,426	7,480,361
Citrix Systems Inc.	169,427	17,095,184
NortonLifeLock Inc.	790,567	20,965,837
Paycom Software Inc.(a)	16,421	5,687,906
PTC Inc.(a)	71,863	7,741,083
salesforce.com Inc.(a)	524,586	111,380,100
Synopsys Inc.(a)	69,432	23,139,603
Tyler Technologies Inc.(a)(b)	21,700	9,654,113

		240,515,254

Specialty Retail — 1.2%
Advance Auto Parts Inc.	43,186	8,937,775

Security	Shares	Value

Specialty Retail (continued)
Bath & Body Works Inc.	120,541	$5,761,860
Best Buy Co. Inc.	296,845	26,983,211
CarMax Inc.(a)(b)	103,440	9,979,891
Home Depot Inc. (The)	342,233	102,440,604
Ross Stores Inc.	483,331	43,722,122
TJX Companies Inc. (The)	1,628,933	98,680,761
Ulta Salon Cosmetics & Fragrance Inc.(a)	32,528	12,953,300

		309,459,524

Technology Hardware, Storage & Peripherals — 0.4%
Hewlett Packard Enterprise Co.	1,768,458	29,550,933
HP Inc.	739,924	26,859,241
NetApp Inc.	87,995	7,303,585
Seagate Technology Holdings PLC	72,431	6,511,547
Western Digital Corp.(a)	427,277	21,214,303

		91,439,609

Textiles, Apparel & Luxury Goods — 0.6%
Nike Inc., Class B	801,695	107,876,079
PVH Corp.	93,372	7,153,229
Ralph Lauren Corp.	62,734	7,116,545
Tapestry Inc.	359,689	13,362,446
Under Armour Inc., Class A(a)	131,186	2,232,786
Under Armour Inc., Class C, NVS(a)(b)	166,497	2,590,693
VF Corp.	438,345	24,924,297

		165,256,075

Tobacco — 1.3%
Altria Group Inc.	2,489,591	130,081,130
Philip Morris International Inc.	2,116,335	198,808,510

		328,889,640

Trading Companies & Distributors — 0.3%
Fastenal Co.	406,616	24,152,990
United Rentals Inc.(a)	39,408	13,998,116
WW Grainger Inc.	59,382	30,628,642

		68,779,748

Water Utilities — 0.2%
American Water Works Co. Inc.	248,916	41,203,066

Wireless Telecommunication Services — 0.4%
T-Mobile U.S. Inc.(a)	801,747	102,904,227

Total Common Stocks — 99.8% (Cost: $22,183,916,818)		25,820,224,986

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	121,445,971	121,421,682
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	38,340,000	38,340,000

		159,761,682

Total Short-Term Investments — 0.6% (Cost: $159,745,289)		159,761,682

Total Investments in Securities — 100.4% (Cost: $22,343,662,107)		25,979,986,668

Other Assets, Less Liabilities — (0.4)%		(93,631,663)

Net Assets — 100.0%		$25,886,355,005

(a)	Non-income producing security.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2022	iShares® S&P 500 Value ETF

(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$44,476,163	$77,017,025	(a)	$—	$(66,243)	$(5,263)	$121,421,682	121,445,971	$123,459	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	31,200,000	7,140,000	(a)	—	—	—	38,340,000	38,340,000	10,546		—
BlackRock Inc.	41,729,424	41,776,565		(7,954,439)	3,736,780	(7,873,587)	71,414,743	93,454	1,135,323		—

					$3,670,537	$(7,878,850)	$231,176,425		$1,269,328		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	280	06/17/22	$63,431	$3,296,344

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$3,296,344

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$7,329,367

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$2,806,577

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P 500 Value ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$56,382,806

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$25,820,224,986	$—	$—	$25,820,224,986
Money Market Funds	159,761,682	—	—	159,761,682

	$25,979,986,668	$—	$—	$25,979,986,668

Derivative financial instruments(a)
Assets
Futures Contracts	$3,296,344	$—	$—	$3,296,344

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments March 31, 2022	iShares® S&P Mid-Cap 400 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
Axon Enterprise Inc.(a)(b)	456,667	$62,896,746

Air Freight & Logistics — 0.6%
GXO Logistics Inc.(a)(b)	657,766	46,925,027

Auto Components — 0.7%
Fox Factory Holding Corp.(a)	280,459	27,470,959
Gentex Corp.	835,340	24,366,868

		51,837,827

Banks — 5.9%
Bank of Hawaii Corp.	112,401	9,432,692
Bank OZK	378,613	16,166,775
Cathay General Bancorp.	197,120	8,821,120
Commerce Bancshares Inc.	368,670	26,393,085
Cullen/Frost Bankers Inc.	212,908	29,468,596
East West Bancorp. Inc.	946,493	74,791,877
First Financial Bankshares Inc.	856,079	37,770,205
Glacier Bancorp. Inc.	724,022	36,403,826
Hancock Whitney Corp.	260,938	13,607,917
Home BancShares Inc./AR	371,728	8,401,053
PacWest Bancorp.	797,945	34,415,368
Pinnacle Financial Partners Inc.	507,951	46,772,128
Synovus Financial Corp.	386,361	18,931,689
UMB Financial Corp.	287,613	27,944,479
Umpqua Holdings Corp.	533,124	10,054,719
Webster Financial Corp.	491,266	27,569,848
Wintrust Financial Corp.	189,941	17,651,217

		444,596,594

Beverages — 0.2%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	37,594	14,604,141

Biotechnology — 2.4%
Arrowhead Pharmaceuticals Inc.(a)(b)	703,726	32,364,359
Exelixis Inc.(a)	1,117,450	25,332,591
Halozyme Therapeutics Inc.(a)(b)	939,726	37,476,273
Neurocrine Biosciences Inc.(a)	632,746	59,319,937
United Therapeutics Corp.(a)	144,055	25,844,908

		180,338,068

Building Products — 3.8%
Builders FirstSource Inc.(a)	1,277,276	82,435,393
Carlisle Companies Inc.	348,731	85,759,928
Lennox International Inc.	130,370	33,617,208
Simpson Manufacturing Co. Inc.	289,474	31,564,245
Trex Co. Inc.(a)(b)	767,878	50,165,470

		283,542,244

Capital Markets — 3.1%
Affiliated Managers Group Inc.	271,313	38,241,568
Evercore Inc., Class A	260,013	28,944,647
Federated Hermes Inc.	303,314	10,330,875
Interactive Brokers Group Inc., Class A	361,986	23,858,497
Janus Henderson Group PLC	518,846	18,169,987
Jefferies Financial Group Inc.	1,291,040	42,410,664
SEI Investments Co.	414,223	24,940,367
Stifel Financial Corp.	697,158	47,337,028

		234,233,633

Chemicals — 3.0%
Ashland Global Holdings Inc.	151,893	14,947,790
Avient Corp.	610,985	29,327,280

Security	Shares	Value

Chemicals (continued)
Ingevity Corp.(a)(b)	141,368	$9,057,448
Olin Corp.	941,486	49,220,888
RPM International Inc.	440,843	35,902,254
Scotts Miracle-Gro Co. (The)	270,757	33,292,281
Sensient Technologies Corp.	160,146	13,444,257
Valvoline Inc.	1,196,728	37,768,735

		222,960,933

Commercial Services & Supplies — 1.5%
Clean Harbors Inc.(a)	196,813	21,972,203
IAA Inc.(a)	485,318	18,563,414
MSA Safety Inc.	123,971	16,450,952
Tetra Tech Inc.	360,163	59,405,285

		116,391,854

Communications Equipment — 1.0%
Calix Inc.(a)(b)	365,375	15,678,241
Ciena Corp.(a)	649,965	39,407,378
Lumentum Holdings Inc.(a)(b)	216,777	21,157,435

		76,243,054

Construction & Engineering — 0.8%
Dycom Industries Inc.(a)	78,583	7,485,816
MasTec Inc.(a)	200,258	17,442,472
Valmont Industries Inc.	141,690	33,807,234

		58,735,522

Construction Materials — 0.4%
Eagle Materials Inc.	263,574	33,832,359

Consumer Finance — 0.7%
Navient Corp.	1,027,555	17,509,537
SLM Corp.	1,861,003	34,168,015

		51,677,552

Containers & Packaging — 0.3%
AptarGroup Inc.	201,782	23,709,385

Diversified Consumer Services — 1.1%
H&R Block Inc.	505,026	13,150,877
Service Corp. International	1,099,933	72,397,590

		85,548,467

Diversified Telecommunication Services — 0.3%
Iridium Communications Inc.(a)	466,996	18,829,279

Electric Utilities — 0.3%
OGE Energy Corp.	493,568	20,127,703

Electrical Equipment — 1.9%
Acuity Brands Inc.	233,646	44,229,188
Hubbell Inc.	196,115	36,040,054
nVent Electric PLC	661,444	23,005,022
Regal Rexnord Corp.	189,643	28,215,085
Vicor Corp.(a)	142,427	10,048,225

		141,537,574

Electronic Equipment, Instruments & Components — 2.6%
Cognex Corp.	742,932	57,317,204
Coherent Inc.(a)(b)	165,290	45,183,674
II-VI Inc.(a)(b)	340,571	24,687,992
Jabil Inc.	421,489	26,018,516
Littelfuse Inc.	101,768	25,381,957
National Instruments Corp.	465,780	18,906,010

		197,495,353

Energy Equipment & Services — 0.2%
ChampionX Corp.(a)	634,438	15,531,042

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P Mid-Cap 400 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment — 0.2%
World Wrestling Entertainment Inc., Class A(b)	181,055	$11,305,074

Equity Real Estate Investment Trusts (REITs) — 8.3%
American Campus Communities Inc.	511,181	28,610,801
Apartment Income REIT Corp.	491,673	26,284,839
Brixmor Property Group Inc.	1,092,974	28,209,659
Camden Property Trust	681,635	113,287,737
Douglas Emmett Inc.	538,142	17,984,706
EastGroup Properties Inc.	271,383	55,166,736
First Industrial Realty Trust Inc.	599,073	37,088,609
Healthcare Realty Trust Inc.	463,381	12,733,710
Lamar Advertising Co., Class A	382,350	44,421,423
Life Storage Inc.	547,065	76,824,338
National Retail Properties Inc.	526,463	23,659,247
National Storage Affiliates Trust	545,831	34,256,353
PotlatchDeltic Corp.	202,755	10,691,271
PS Business Parks Inc.	84,650	14,227,972
Rayonier Inc.	581,964	23,930,360
Rexford Industrial Realty Inc.	1,068,911	79,730,071

		627,107,832

Food Products — 1.4%
Darling Ingredients Inc.(a)(b)	1,079,229	86,748,427
Lancaster Colony Corp.	63,402	9,456,408
Sanderson Farms Inc.	66,302	12,430,962

		108,635,797

Gas Utilities — 0.3%
National Fuel Gas Co.	317,203	21,791,846

Health Care Equipment & Supplies — 3.8%
Globus Medical Inc., Class A(a)	316,027	23,316,472
ICU Medical Inc.(a)(b)	62,696	13,958,637
Integra LifeSciences Holdings Corp.(a)	247,747	15,920,222
LivaNova PLC(a)(b)	212,967	17,427,090
Masimo Corp.(a)	338,904	49,324,088
Neogen Corp.(a)(b)	416,124	12,833,264
Penumbra Inc.(a)(b)	234,293	52,043,504
Quidel Corp.(a)(b)	252,719	28,420,779
STAAR Surgical Co.(a)(b)	317,195	25,347,053
Tandem Diabetes Care Inc.(a)	423,872	49,292,075

		287,883,184

Health Care Providers & Services — 2.3%
Chemed Corp.	58,609	29,688,389
HealthEquity Inc.(a)	374,025	25,224,246
Option Care Health Inc.(a)	922,957	26,359,652
Progyny Inc.(a)(b)	287,684	14,786,958
R1 RCM Inc.(a)	516,397	13,818,784
Tenet Healthcare Corp.(a)	714,511	61,419,365

		171,297,394

Hotels, Restaurants & Leisure — 3.9%
Boyd Gaming Corp.	546,291	35,935,022
Choice Hotels International Inc.	148,724	21,083,114
Churchill Downs Inc.	229,644	50,930,446
Marriott Vacations Worldwide Corp.	127,730	20,143,021
Papa John’s International Inc.	215,666	22,705,316
Scientific Games Corp./DE, Class A(a)	643,133	37,784,064
Six Flags Entertainment Corp.(a)	252,680	10,991,580
Texas Roadhouse Inc.	279,274	23,383,612
Wendy’s Co. (The)	589,900	12,960,103
Wingstop Inc.	198,754	23,323,782

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Wyndham Hotels & Resorts Inc.	404,337	$34,243,301

		293,483,361

Household Durables — 1.4%
Helen of Troy Ltd.(a)(b)	161,154	31,560,399
Tempur Sealy International Inc.	1,284,916	35,874,855
TopBuild Corp.(a)(b)	219,713	39,853,741

		107,288,995

Insurance — 1.7%
American Financial Group Inc./OH	207,691	30,243,963
First American Financial Corp.	337,472	21,874,935
Kinsale Capital Group Inc.	142,937	32,592,495
Primerica Inc.	163,155	22,322,867
RLI Corp.	159,355	17,629,444

		124,663,704

Interactive Media & Services — 0.6%
TripAdvisor Inc.(a)(b)	276,883	7,509,067
Yelp Inc.(a)(b)	224,426	7,655,171
Ziff Davis Inc.(a)(b)	321,984	31,161,611

		46,325,849

IT Services — 2.4%
Concentrix Corp.	286,158	47,662,476
Euronet Worldwide Inc.(a)(b)	119,845	15,597,827
Genpact Ltd.	750,915	32,672,312
LiveRamp Holdings Inc.(a)	453,756	16,965,937
Maximus Inc.	413,153	30,965,817
Sabre Corp.(a)	1,032,159	11,797,577
WEX Inc.(a)	128,424	22,917,263

		178,579,209

Leisure Products — 1.9%
Brunswick Corp./DE	514,439	41,612,971
Mattel Inc.(a)(b)	2,336,991	51,904,570
Polaris Inc.	163,446	17,214,133
YETI Holdings Inc.(a)(b)	584,026	35,029,879

		145,761,553

Life Sciences Tools & Services — 3.1%
Azenta Inc.	499,868	41,429,060
Bruker Corp.	677,991	43,594,821
Medpace Holdings Inc.(a)	191,991	31,407,808
Repligen Corp.(a)(b)	342,953	64,506,030
Syneos Health Inc.(a)(b)	691,659	55,989,796

		236,927,515

Machinery — 4.4%
Chart Industries Inc.(a)	237,000	40,709,490
Colfax Corp.(a)(b)	371,872	14,796,787
Crane Co.	163,108	17,661,334
Donaldson Co. Inc.	420,040	21,812,677
Graco Inc.	680,388	47,436,651
ITT Inc.	319,435	24,024,706
Lincoln Electric Holdings Inc.	228,219	31,450,861
Middleby Corp. (The)(a)(b)	237,604	38,952,800
Toro Co. (The)	699,722	59,819,234
Trinity Industries Inc.	272,842	9,374,851
Watts Water Technologies Inc., Class A	183,565	25,623,838

		331,663,229

Media — 1.1%
Cable One Inc.	19,151	28,041,660
John Wiley & Sons Inc., Class A	145,362	7,708,547
New York Times Co. (The), Class A	647,175	29,666,502

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2022	iShares® S&P Mid-Cap 400 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
TEGNA Inc.	650,230	$14,565,152

		79,981,861
Metals & Mining — 3.8%
Alcoa Corp.	491,327	44,234,170
Cleveland-Cliffs Inc.(a)	3,188,990	102,717,368
Royal Gold Inc.	262,434	37,076,676
Steel Dynamics Inc.	1,257,450	104,909,053

		288,937,267

Oil, Gas & Consumable Fuels — 3.8%
Antero Midstream Corp.	2,163,744	23,519,897
CNX Resources Corp.(a)(b)	635,018	13,157,573
DTE Midstream LLC(a)	271,284	14,719,870
Murphy Oil Corp.	969,084	39,141,303
PDC Energy Inc.	649,694	47,219,760
Range Resources Corp.(a)	1,148,698	34,897,445
Targa Resources Corp.	1,527,200	115,257,784

		287,913,632

Paper & Forest Products — 0.5%
Louisiana-Pacific Corp.	587,255	36,480,281

Professional Services — 1.8%
ASGN Inc.(a)	347,183	40,519,728
FTI Consulting Inc.(a)(b)	228,394	35,908,105
Insperity Inc.	238,277	23,927,776
KBR Inc.	607,638	33,256,028

		133,611,637

Real Estate Management & Development — 0.5%
Jones Lang LaSalle Inc.(a)(b)	164,726	39,445,288

Road & Rail — 1.8%
Avis Budget Group Inc.(a)(b)	267,313	70,383,513
Landstar System Inc.	163,494	24,659,800
Saia Inc.(a)(b)	175,715	42,842,831

		137,886,144

Semiconductors & Semiconductor Equipment — 5.9%
Amkor Technology Inc.	274,838	5,969,481
Cirrus Logic Inc.(a)	183,795	15,583,978
CMC Materials Inc.	127,752	23,685,221
First Solar Inc.(a)	388,776	32,556,102
Lattice Semiconductor Corp.(a)	913,369	55,669,841
MKS Instruments Inc.	203,261	30,489,150
Power Integrations Inc.	394,724	36,583,020
Semtech Corp.(a)	283,266	19,641,664
Silicon Laboratories Inc.(a)(b)	254,876	38,282,375
SiTime Corp.(a)	99,876	24,751,270
SunPower Corp.(a)(b)	553,322	11,885,357
Synaptics Inc.(a)(b)	263,617	52,591,592
Universal Display Corp.	289,244	48,289,286
Wolfspeed Inc.(a)(b)	453,384	51,622,302

		447,600,639

Software — 6.1%
ACI Worldwide Inc.(a)	369,624	11,639,460
Aspen Technology Inc.(a)(b)	444,622	73,527,140
Blackbaud Inc.(a)(b)	193,885	11,607,895
CDK Global Inc.	366,234	17,828,271
CommVault Systems Inc.(a)	193,258	12,822,668
Digital Turbine Inc.(a)(b)	588,746	25,792,962

Security	Shares	Value

Software (continued)
Envestnet Inc.(a)	184,277	$13,717,580
Fair Isaac Corp.(a)(b)	101,696	47,437,116
Manhattan Associates Inc.(a)	421,231	58,428,952
Mimecast Ltd.(a)	415,423	33,051,054
Paylocity Holding Corp.(a)(b)	264,678	54,462,792
Qualys Inc.(a)	222,494	31,685,371
SailPoint Technologies Holdings Inc.(a)(b)	621,490	31,807,858
Teradata Corp.(a)(b)	724,252	35,698,381

		459,507,500

Specialty Retail — 4.1%
American Eagle Outfitters Inc.	429,399	7,213,903
AutoNation Inc.(a)(b)	125,551	12,502,369
Dick’s Sporting Goods Inc.	419,755	41,983,895
Five Below Inc.(a)	373,676	59,179,068
GameStop Corp., Class A(a)(b)	412,491	68,712,751
RH(a)(b)	116,033	37,837,201
Victoria’s Secret & Co.(a)(b)	237,150	12,180,024
Williams-Sonoma Inc.	486,597	70,556,565

		310,165,776

Textiles, Apparel & Luxury Goods — 1.8%
Capri Holdings Ltd.(a)	600,838	30,877,065
Columbia Sportswear Co.	122,077	11,051,631
Crocs Inc.(a)	391,984	29,947,578
Deckers Outdoor Corp.(a)(b)	181,730	49,752,222
Skechers U.S.A. Inc., Class A(a)	422,512	17,221,589

		138,850,085

Trading Companies & Distributors — 0.6%
Watsco Inc.	145,446	44,308,669

Water Utilities — 0.7%
Essential Utilities Inc.	966,697	49,427,218

Total Common Stocks — 99.8% (Cost: $6,384,476,265)		7,528,424,896

Short-Term Investments

Money Market Funds — 4.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	349,821,800	349,751,835
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	8,035,000	8,035,000

		357,786,835

Total Short-Term Investments — 4.8% (Cost: $357,749,989)		357,786,835

Total Investments in Securities — 104.6% (Cost: $6,742,226,254)		7,886,211,731

Other Assets, Less Liabilities — (4.6)%		(345,502,661)

Net Assets — 100.0%		$7,540,709,070

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P Mid-Cap 400 Growth ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$374,280,636	$—		$(24,275,987	)(a)	$(69,558)	$(183,256)	$349,751,835	349,821,800	$714,296	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,285,000	2,750,000	(a)	—		—	—	8,035,000	8,035,000	3,330		—

						$(69,558)	$(183,256)	$357,786,835		$717,626		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Mid 400 E-Mini Index	40	06/17/22	$10,757	$440,682

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)	Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	02/27/23	$ 8,694	$237(c)	$8,933	0.0	%(d)
	Monthly	HSBC Bank PLC(e)	02/10/23	328,624	8,340(f)	337,139	0.0	(d)
	Monthly	JPMorgan Chase Bank NA(g)	02/08/23	259,983	8,289(h)	266,719	0.0	(d)

					$16,866	$612,791

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(2) of net dividends and financing fees.
(d)	Rounds to less than 0.1%.
(f)	Amount includes $(175) of net dividends, payable for referenced securities purchased and financing fees.
(h)	Amount includes $1,553 of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(e)	(g)
Range:	20 basis points	65 basis points	65 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Bank Funding Rate	USD - 1D Overnight Bank Funding Rate
	(FEDL01)	(OBFR01)	(OBFR01)

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2022	iShares® S&P Mid-Cap 400 Growth ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of March 31, 2022 expiration 2/27/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Software
Envestnet Inc.(a)	120	$8,933	100.0%

Net Value of Reference Entity — Goldman Sachs Bank USA		$8,933

(a) Non-income producing security.

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of March 31, 2022 expiration 2/10/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Software
Envestnet Inc.(a)	4,529	$337,139	100.0%

Net Value of Reference Entity — HSBC Bank PLC		$337,139

(a) Non-income producing security.

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of March 31, 2022 expiration 2/8/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Software
Envestnet Inc.(a)	3,583	$266,719	100.0%

Net Value of Reference Entity — JPMorgan Chase Bank NA		$266,719

(a) Non-income producing security.

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Total Return Swaps	$—	$—	$16,866	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$440,682
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$16,866

$457,548

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$37,126
Swaps	(211,375)

$(174,249)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$467,613
Swaps	16,866

$484,479

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P Mid-Cap 400 Growth ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,525,834
Total return swaps:
Average notional value	$381,051

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$440,682	$—
Swaps - OTC(a)	16,866	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	457,548	—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(440,682)	—

Total derivative assets and liabilities subject to an MNA	16,866	—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)

Goldman Sachs Bank USA	$237	$—		$—	$—	$237

HSBC Bank PLC	8,340	—		—	—	8,340

JPMorgan Chase Bank NA	8,289	—		—	—	8,289

	$16,866	$—		$—	$—	$16,866

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$7,528,424,896	$—	$—	$7,528,424,896
Money Market Funds	357,786,835	—	—	357,786,835

	$7,886,211,731	$—	$—	$7,886,211,731

Derivative financial instruments(a)
Assets
Futures Contracts	$440,682	$—	$—	$440,682
Swaps	—	16,866	—	16,866

	$440,682	$16,866	$—	$457,548

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments March 31, 2022	iShares® S&P Mid-Cap 400 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.9%
Curtiss-Wright Corp.	275,972	$41,439,956
Hexcel Corp.	590,000	35,087,300
Mercury Systems Inc.(a)(b)	399,138	25,724,444
Woodward Inc.	443,573	55,406,703

		157,658,403

Airlines — 0.4%
JetBlue Airways Corp.(a)(b)	2,236,642	33,437,798

Auto Components — 2.1%
Adient PLC(a)	666,465	27,171,778
Dana Inc.	1,014,616	17,826,803
Gentex Corp.	781,788	22,804,756
Goodyear Tire & Rubber Co. (The)(a)(b)	1,976,064	28,237,955
Lear Corp.	419,890	59,872,115
Visteon Corp.(a)(b)	196,826	21,479,621

		177,393,028

Automobiles — 0.9%
Harley-Davidson Inc.	1,082,184	42,638,049
Thor Industries Inc.	391,161	30,784,371

		73,422,420

Banks — 7.4%
Associated Banc-Corp.	1,050,604	23,911,747
Bank of Hawaii Corp.	164,339	13,791,329
Bank OZK	450,978	19,256,761
Cadence Bank	1,233,246	36,084,778
Cathay General Bancorp.	324,979	14,542,810
Commerce Bancshares Inc.	388,585	27,818,800
Cullen/Frost Bankers Inc.	176,328	24,405,558
First Horizon Corp.	3,755,518	88,217,118
FNB Corp.	2,389,583	29,750,308
Fulton Financial Corp.	1,134,416	18,853,994
Hancock Whitney Corp.	335,838	17,513,952
Home BancShares Inc./AR	668,397	15,105,772
International Bancshares Corp.	374,558	15,810,093
Old National Bancorp./IN	2,076,271	34,009,319
Prosperity Bancshares Inc.	648,205	44,972,463
Synovus Financial Corp.	611,904	29,983,296
Texas Capital Bancshares Inc.(a)	356,043	20,404,824
Umpqua Holdings Corp.	959,789	18,101,621
United Bankshares Inc./WV	959,225	33,457,768
Valley National Bancorp.	2,963,880	38,589,718
Webster Financial Corp.	746,092	41,870,683
Wintrust Financial Corp.	200,469	18,629,584

		625,082,296

Beverages — 0.1%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	26,346	10,234,631

Biotechnology — 0.6%
Exelixis Inc.(a)(b)	1,045,814	23,708,603
United Therapeutics Corp.(a)(b)	164,695	29,547,930

		53,256,533

Building Products — 1.1%
Lennox International Inc.	99,456	25,645,724
Owens Corning	706,694	64,662,501

		90,308,225

Capital Markets — 0.8%
Federated Hermes Inc.	360,555	12,280,503
Interactive Brokers Group Inc., Class A	233,702	15,403,299

Security	Shares	Value

Capital Markets (continued)
Janus Henderson Group PLC	641,981	$22,482,175
SEI Investments Co.	303,718	18,286,861

		68,452,838

Chemicals — 2.0%
Ashland Global Holdings Inc.	212,211	20,883,684
Cabot Corp.	398,368	27,252,355
Chemours Co. (The)	1,125,369	35,426,616
Ingevity Corp.(a)	127,112	8,144,066
Minerals Technologies Inc.	234,377	15,504,039
NewMarket Corp.	48,093	15,600,407
RPM International Inc.	446,869	36,393,011
Sensient Technologies Corp.	127,107	10,670,633

		169,874,811

Commercial Services & Supplies — 1.5%
Brink’s Co. (The)	345,685	23,506,580
Clean Harbors Inc.(a)	144,499	16,131,868
IAA Inc.(a)(b)	436,337	16,689,890
MillerKnoll Inc.	533,071	18,422,934
MSA Safety Inc.	125,690	16,679,063
Stericycle Inc.(a)	646,056	38,065,620

		129,495,955

Communications Equipment — 0.9%
Ciena Corp.(a)(b)	403,037	24,436,133
Lumentum Holdings Inc.(a)(b)	279,274	27,257,143
Viasat Inc.(a)(b)	523,194	25,531,867

		77,225,143

Construction & Engineering — 2.6%
AECOM	994,045	76,352,596
Dycom Industries Inc.(a)(b)	129,298	12,316,927
EMCOR Group Inc.	375,379	42,278,937
Fluor Corp.(a)(b)	994,523	28,532,865
MasTec Inc.(a)	202,799	17,663,793
MDU Resources Group Inc.	1,430,132	38,113,018

		215,258,136

Consumer Finance — 0.4%
FirstCash Holdings Inc.	283,066	19,910,863
PROG Holdings Inc.(a)	397,295	11,430,177

		31,341,040

Containers & Packaging — 1.3%
AptarGroup Inc.	249,995	29,374,412
Greif Inc., Class A, NVS	186,714	12,147,613
Silgan Holdings Inc.	590,122	27,281,340
Sonoco Products Co.	691,494	43,259,865

		112,063,230

Diversified Consumer Services — 0.7%
Graham Holdings Co., Class B	28,047	17,149,899
Grand Canyon Education Inc.(a)	278,671	27,061,741
H&R Block Inc.	624,865	16,271,485

		60,483,125

Diversified Financial Services — 0.6%
Voya Financial Inc.	715,815	47,494,325

Diversified Telecommunication Services — 0.2%
Iridium Communications Inc.(a)	437,072	17,622,743

Electric Utilities — 1.9%
ALLETE Inc.	369,731	24,764,582
Hawaiian Electric Industries Inc.	768,765	32,526,447
IDACORP Inc.	355,258	40,982,563

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P Mid-Cap 400 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
OGE Energy Corp.	886,912	$36,168,271
PNM Resources Inc.	603,653	28,776,139

		163,218,002

Electrical Equipment — 1.9%
EnerSys	290,103	21,632,981
Hubbell Inc.	176,026	32,348,298
nVent Electric PLC	485,311	16,879,117
Regal Rexnord Corp.	276,389	41,121,155
Sunrun Inc.(a)(b)	1,455,812	44,213,010

		156,194,561

Electronic Equipment, Instruments & Components — 3.7%
Arrow Electronics Inc.(a)	478,697	56,787,825
Avnet Inc.	696,673	28,277,957
Belden Inc.	314,742	17,436,707
Cognex Corp.	460,061	35,493,706
II-VI Inc.(a)(b)	388,861	28,188,534
Jabil Inc.	565,088	34,882,882
Littelfuse Inc.	65,885	16,432,378
National Instruments Corp.	436,102	17,701,380
TD SYNNEX Corp.	291,507	30,086,438
Vishay Intertechnology Inc.	933,369	18,294,032
Vontier Corp.(b)	1,188,973	30,188,025

		313,769,864

Energy Equipment & Services — 0.9%
ChampionX Corp.(a)	753,243	18,439,389
NOV Inc.	2,761,528	54,153,564

		72,592,953

Entertainment — 0.1%
World Wrestling Entertainment Inc., Class A	116,917	7,300,297

Equity Real Estate Investment Trusts (REITs) — 10.7%
American Campus Communities Inc.	440,400	24,649,188
Apartment Income REIT Corp.	585,138	31,281,477
Brixmor Property Group Inc.	942,601	24,328,532
Corporate Office Properties Trust	789,967	22,545,658
Cousins Properties Inc.	1,045,685	42,130,649
Douglas Emmett Inc.	666,440	22,272,425
EPR Properties	526,094	28,782,603
First Industrial Realty Trust Inc.	284,140	17,591,107
Healthcare Realty Trust Inc.	550,550	15,129,114
Highwoods Properties Inc.	737,700	33,742,398
Hudson Pacific Properties Inc.	1,072,362	29,758,045
JBG SMITH Properties	802,848	23,459,219
Kilroy Realty Corp.	738,748	56,455,122
Kite Realty Group Trust	1,540,254	35,071,584
Lamar Advertising Co., Class A	207,591	24,117,922
Macerich Co. (The)	1,498,249	23,432,614
Medical Properties Trust Inc.	4,197,257	88,730,013
National Retail Properties Inc.	679,372	30,530,978
Omega Healthcare Investors Inc.	1,680,656	52,369,241
Park Hotels & Resorts Inc.	1,663,096	32,480,265
Pebblebrook Hotel Trust(b)	923,990	22,619,275
Physicians Realty Trust	1,549,239	27,173,652
PotlatchDeltic Corp.	271,994	14,342,244
PS Business Parks Inc.	52,284	8,787,895
Rayonier Inc.	408,941	16,815,654
Sabra Health Care REIT Inc.	1,608,251	23,946,857
SL Green Realty Corp.	450,844	36,599,516
Spirit Realty Capital Inc.	898,078	41,329,550

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
STORE Capital Corp.	1,725,884	$50,447,589

		900,920,386

Food & Staples Retailing — 2.6%
BJ’s Wholesale Club Holdings Inc.(a)	956,214	64,649,629
Casey’s General Stores Inc.	260,979	51,718,209
Grocery Outlet Holding Corp.(a)(b)	614,485	20,142,818
Performance Food Group Co.(a)(b)	1,088,677	55,424,546
Sprouts Farmers Market Inc.(a)(b)	789,486	25,247,762

		217,182,964

Food Products — 1.9%
Flowers Foods Inc.	1,397,484	35,929,314
Hain Celestial Group Inc. (The)(a)(b)	642,273	22,094,191
Ingredion Inc.	467,937	40,780,709
Lancaster Colony Corp.	72,158	10,762,366
Pilgrim’s Pride Corp.(a)(b)	343,525	8,622,477
Post Holdings Inc.(a)	400,250	27,721,315
Sanderson Farms Inc.	79,173	14,844,146

		160,754,518

Gas Utilities — 2.4%
National Fuel Gas Co.	308,689	21,206,934
New Jersey Resources Corp.	675,574	30,981,824
ONE Gas Inc.	376,885	33,256,332
Southwest Gas Holdings Inc.	462,609	36,217,659
Spire Inc.	363,944	26,116,622
UGI Corp.	1,475,501	53,442,646

		201,222,017

Health Care Equipment & Supplies — 2.0%
Envista Holdings Corp.(a)(b)	1,134,859	55,278,982
Globus Medical Inc., Class A(a)	222,505	16,416,419
Haemonetics Corp.(a)(b)	359,456	22,724,808
ICU Medical Inc.(a)	74,428	16,570,650
Integra LifeSciences Holdings Corp.(a)	251,210	16,142,754
LivaNova PLC(a)	149,196	12,208,709
Neogen Corp.(a)	319,065	9,839,965
NuVasive Inc.(a)(b)	363,809	20,627,970

		169,810,257

Health Care Providers & Services — 2.9%
Acadia Healthcare Co. Inc.(a)(b)	632,499	41,447,659
Amedisys Inc.(a)(b)	229,274	39,501,617
Chemed Corp.	46,548	23,578,889
Encompass Health Corp.	699,710	49,756,378
HealthEquity Inc.(a)(b)	193,740	13,065,826
LHC Group Inc.(a)(b)	222,733	37,552,784
Patterson Companies Inc.	610,256	19,753,987
Progyny Inc.(a)(b)	186,129	9,567,031
R1 RCM Inc.(a)(b)	392,876	10,513,362

		244,737,533

Hotels, Restaurants & Leisure — 1.8%
Choice Hotels International Inc.	73,662	10,442,325
Cracker Barrel Old Country Store Inc.	165,431	19,641,622
Marriott Vacations Worldwide Corp.	164,751	25,981,233
Six Flags Entertainment Corp.(a)	276,297	12,018,919
Texas Roadhouse Inc.	196,205	16,428,245
Travel + Leisure Co.	606,906	35,164,134
Wendy’s Co. (The)	621,709	13,658,947
Wyndham Hotels & Resorts Inc.	229,345	19,423,228

		152,758,653

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2022	iShares® S&P Mid-Cap 400 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables — 1.5%
KB Home	602,888	$19,521,513
Leggett & Platt Inc.	938,010	32,642,748
Taylor Morrison Home Corp.(a)	864,265	23,525,293
Toll Brothers Inc.	790,281	37,159,013
Tri Pointe Homes Inc.(a)	782,919	15,721,014

		128,569,581

Household Products — 0.2%
Energizer Holdings Inc.	460,991	14,180,083

Insurance — 6.3%
Alleghany Corp.(a)	96,348	81,606,756
American Financial Group Inc./OH	246,839	35,944,695
Brighthouse Financial Inc.(a)	547,649	28,291,547
CNO Financial Group Inc.	846,490	21,238,434
First American Financial Corp.	416,873	27,021,708
Hanover Insurance Group Inc. (The)	250,226	37,413,792
Kemper Corp.	421,004	23,803,566
Mercury General Corp.	186,597	10,262,835
Old Republic International Corp.	2,007,987	51,946,624
Primerica Inc.	105,670	14,457,770
Reinsurance Group of America Inc.	472,405	51,709,451
RenaissanceRe Holdings Ltd.	309,328	49,031,581
RLI Corp.	112,085	12,399,964
Selective Insurance Group Inc.	423,378	37,833,058
Unum Group	1,437,881	45,307,630

		528,269,411

Interactive Media & Services — 0.2%
TripAdvisor Inc.(a)(b)	403,970	10,955,667
Yelp Inc.(a)(b)	246,467	8,406,989

		19,362,656

IT Services — 2.2%
Alliance Data Systems Corp.	350,125	19,659,519
Euronet Worldwide Inc.(a)(b)	245,343	31,931,391
Genpact Ltd.	407,649	17,736,808
Kyndryl Holdings Inc.(a)(b)	1,261,052	16,545,002
Sabre Corp.(a)	1,185,241	13,547,305
Western Union Co. (The)	2,769,506	51,900,542
WEX Inc.(a)	179,664	32,061,041

		183,381,608

Leisure Products — 0.5%
Callaway Golf Co.(a)	824,166	19,301,968
Polaris Inc.	228,661	24,082,576

		43,384,544

Machinery — 4.5%
AGCO Corp.	431,556	63,020,123
Colfax Corp.(a)	564,037	22,443,032
Crane Co.	179,050	19,387,534
Donaldson Co. Inc.	425,692	22,106,185
Flowserve Corp.	916,151	32,889,821
Graco Inc.	478,122	33,334,666
ITT Inc.	264,858	19,919,970
Kennametal Inc.	585,178	16,741,943
Lincoln Electric Holdings Inc.	174,423	24,037,234
Middleby Corp. (The)(a)(b)	140,840	23,089,310
Oshkosh Corp.	468,408	47,145,265
Terex Corp.	490,893	17,505,244
Timken Co. (The)	485,485	29,468,939
Trinity Industries Inc.	287,613	9,882,383

		380,971,649

Security	Shares	Value

Marine — 0.4%
Kirby Corp.(a)(b)	422,738	$30,517,456

Media — 0.9%
Cable One Inc.	14,627	21,417,439
John Wiley & Sons Inc., Class A	153,216	8,125,044
New York Times Co. (The), Class A	493,568	22,625,157
TEGNA Inc.	871,491	19,521,398

		71,689,038

Metals & Mining — 3.5%
Alcoa Corp.	776,840	69,938,905
Commercial Metals Co.	854,360	35,558,463
Reliance Steel & Aluminum Co.	440,638	80,790,977
Royal Gold Inc.	184,637	26,085,516
United States Steel Corp.	1,835,061	69,255,202
Worthington Industries Inc.	229,455	11,796,282

		293,425,345

Multi-Utilities — 0.7%
Black Hills Corp.	448,823	34,568,347
NorthWestern Corp.	380,352	23,007,493

		57,575,840

Multiline Retail — 1.8%
Kohl’s Corp.	978,679	59,170,933
Macy’s Inc.	2,104,692	51,270,297
Nordstrom Inc.	784,292	21,262,156
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	412,772	17,732,685

		149,436,071

Oil, Gas & Consumable Fuels — 2.3%
CNX Resources Corp.(a)(b)	754,603	15,635,374
DTE Midstream LLC(a)	394,570	21,409,368
EQT Corp.	2,115,586	72,797,314
Equitrans Midstream Corp.	2,859,194	24,131,598
HF Sinclair Corp.	1,051,812	41,914,708
Range Resources Corp.(a)	544,593	16,544,736

		192,433,098

Personal Products — 0.7%
BellRing Brands Inc.(a)(b)	785,200	18,122,416
Coty Inc., Class A(a)(b)	2,418,578	21,743,016
Nu Skin Enterprises Inc., Class A	350,587	16,786,106

		56,651,538

Pharmaceuticals — 1.2%
Jazz Pharmaceuticals PLC(a)	432,314	67,298,320
Perrigo Co. PLC	940,806	36,155,175

		103,453,495

Professional Services — 1.7%
CACI International Inc., Class A(a)(b)	164,057	49,423,812
KBR Inc.	345,309	18,898,761
ManpowerGroup Inc.	381,470	35,827,662
Science Applications International Corp.	400,457	36,910,122

		141,060,357

Real Estate Management & Development — 0.5%
Jones Lang LaSalle Inc.(a)(b)	181,016	43,346,091

Road & Rail — 2.0%
Knight-Swift Transportation Holdings Inc.	1,167,132	58,893,481
Landstar System Inc.	92,772	13,992,801
Ryder System Inc.	377,611	29,955,880
Werner Enterprises Inc.	420,918	17,257,638
XPO Logistics Inc.(a)	693,795	50,508,276

		170,608,076

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P Mid-Cap 400 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 1.7%
Amkor Technology Inc.	415,775	$9,030,633
Cirrus Logic Inc.(a)	209,395	17,754,602
CMC Materials Inc.	66,319	12,295,543
First Solar Inc.(a)	285,133	23,877,037
MKS Instruments Inc.	175,506	26,325,900
Semtech Corp.(a)	153,640	10,653,398
Wolfspeed Inc.(a)(b)	391,090	44,529,507

		144,466,620

Software — 1.6%
ACI Worldwide Inc.(a)(b)	438,832	13,818,820
Blackbaud Inc.(a)(b)	110,044	6,588,334
CDK Global Inc.	435,308	21,190,794
CommVault Systems Inc.(a)	109,617	7,273,088
Envestnet Inc.(a)(b)	119,248	8,876,821
Fair Isaac Corp.(a)	77,635	36,213,622
NCR Corp.(a)	928,333	37,309,703

		131,271,182

Specialty Retail — 2.2%
American Eagle Outfitters Inc.	627,799	10,547,023
AutoNation Inc.(a)(b)	149,117	14,849,071
Foot Locker Inc.	614,102	18,214,265
Gap Inc. (The)	1,497,276	21,081,646
Lithia Motors Inc.	212,959	63,913,255
Murphy USA Inc.	161,331	32,259,747
Urban Outfitters Inc.(a)(b)	459,475	11,537,417
Victoria’s Secret & Co.(a)(b)	260,522	13,380,410

		185,782,834

Technology Hardware, Storage & Peripherals — 0.2%
Xerox Holdings Corp.	862,923	17,405,157

Textiles, Apparel & Luxury Goods — 1.4%
Capri Holdings Ltd.(a)(b)	404,882	20,806,886
Carter’s Inc.	297,256	27,344,579
Columbia Sportswear Co.	113,973	10,317,976
Hanesbrands Inc.	2,455,886	36,568,143
Skechers U.S.A. Inc., Class A(a)(b)	502,844	20,495,921

		115,533,505

Thrifts & Mortgage Finance — 1.3%
Essent Group Ltd.	776,646	32,005,582

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
MGIC Investment Corp.	2,252,863	$30,526,294
New York Community Bancorp. Inc.	3,270,370	35,058,366
Washington Federal Inc.	458,711	15,054,895

		112,645,137

Trading Companies & Distributors — 1.5%
GATX Corp.	249,672	30,792,048
MSC Industrial Direct Co. Inc., Class A	331,505	28,247,541
Univar Solutions Inc.(a)	1,202,305	38,642,082
Watsco Inc.	78,959	24,054,070

		121,735,741

Water Utilities — 0.4%
Essential Utilities Inc.	598,483	30,600,436

Total Common Stocks — 99.7% (Cost: $7,712,220,201)		8,378,323,234

Short-Term Investments

Money Market Funds — 2.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	216,251,622	216,208,372
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	18,588,000	18,588,000

		234,796,372

Total Short-Term Investments — 2.8% (Cost: $234,810,102)		234,796,372

Total Investments in Securities — 102.5% (Cost: $7,947,030,303)		8,613,119,606

Other Assets, Less Liabilities — (2.5)%		(206,996,795)

Net Assets — 100.0%		$8,406,122,811

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$160,458,457	$55,877,315	(a)	$—		$(25,826)	$(101,574)	$216,208,372	216,251,622	$269,677	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	23,098,000	—		(4,510,000	)(a)	—	—	18,588,000	18,588,000	4,815		—

						$(25,826)	$(101,574)	$234,796,372		$274,492		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2022	iShares® S&P Mid-Cap 400 Value ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Mid 400 E-Mini Index	63	06/17/22	$16,942	$699,981

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	02/27/23	$3,267	$(49	)(c)	$3,219	0.0	%(d)
	Monthly	HSBC Bank PLC(e)	02/10/23	6,801,307	65,623	(f)	6,791,383	0.1
	Monthly	JPMorgan Chase Bank NA(g)	02/08/23	3,000,998	6,572	(h)	3,008,385	0.0	(d)

					$72,146		$9,802,987

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(1) of net dividends and financing fees.
(d)	Rounds to less than 0.1%.
(f)	Amount includes $75,547 of net dividends, payable for referenced securities purchased and financing fees.
(h)	Amount includes $(815) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(e)	(g)
Range:	20 basis points	65 basis points	65 basis points
Benchmarks:	USD -1D Overnight Fed Funds Effective Rate	USD -1D Overnight Bank Funding Rate	USD - 1D Overnight Bank Funding Rate
	(FEDL01)	(OBFR01)	(OBFR01)

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P Mid-Cap 400 Value ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of March 31, 2022 expiration 2/27/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Cadence Bank	110	$3,219	100.0%

Net Value of Reference Entity — Goldman Sachs Bank USA		$3,219

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of March 31, 2022 expiration 2/10/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Cadence Bank	90,038	$2,634,512	38.8%

Diversified Financial Services
Voya Financial Inc.	26,906	1,785,213	26.3

Software
Envestnet Inc.(a)	31,860	2,371,658	34.9

Total Reference Entity — Long		6,791,383

Net Value of Reference Entity — HSBC Bank PLC		$6,791,383

(a)	Non-income producing security.

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of March 31, 2022 expiration 2/8/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Diversified Financial Services
Voya Financial Inc.(a)	16,162	$1,072,349	35.6%

Software
Envestnet Inc.	26,008	1,936,036	64.4

Total Reference Entity — Long		3,008,385

Net Value of Reference Entity — JPMorgan Chase Bank NA		$3,008,385

(a)	Non-income producing security.

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Total Return Swaps	$—	$—	$72,195	$(49)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$699,981
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$72,195

$772,176

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$49

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2022	iShares® S&P Mid-Cap 400 Value ETF

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(1,052,232)
Swaps	2,842,386

$1,790,154

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$532,574
Swaps	72,146

$604,720

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$18,279,630
Total return swaps:
Average notional value	$9,538,876

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$699,981	$—
Swaps - OTC(a)	72,195	49

Total derivative assets and liabilities in the Statement of Assets and Liabilities	772,176	49
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(699,981)	—

Total derivative assets and liabilities subject to an MNA	72,195	49

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)

HSBC Bank PLC	$65,623	$—		$—	$—	$65,623
JPMorgan Chase Bank NA	6,572	—		—	—	6,572

	$72,195	$—		$—	$—	$72,195

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)

Goldman Sachs Bank USA	$49	$—		$—	$—	$49

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P Mid-Cap 400 Value ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$8,378,323,234	$—	$—	$8,378,323,234
Money Market Funds	234,796,372	—	—	234,796,372

	$8,613,119,606	$—	$—	$8,613,119,606

Derivative financial instruments(a)
Assets
Futures Contracts	$699,981	$—	$—	$699,981
Swaps	—	72,195	—	72,195
Liabilities
Swaps	—	(49)	—	(49)

	$699,981	$72,146	$—	$772,127

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments March 31, 2022	iShares® S&P Small-Cap 600 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
Aerojet Rocketdyne Holdings Inc.(a)	453,243	$17,835,112
Aerovironment Inc.(a)(b)	145,078	13,657,643
Park Aerospace Corp.	102,586	1,338,747
Triumph Group Inc.(a)	752,252	19,016,931

		51,848,433

Air Freight & Logistics — 0.5%
Forward Air Corp.	313,856	30,688,840

Auto Components — 1.5%
Dorman Products Inc.(a)	222,012	21,097,800
Gentherm Inc.(a)(b)	386,866	28,256,693
LCI Industries	197,140	20,465,104
Patrick Industries Inc.	123,094	7,422,568
XPEL Inc.(a)(b)	192,192	10,111,221

		87,353,386

Automobiles — 0.2%
Winnebago Industries Inc.	198,638	10,732,411

Banks — 9.4%
Ameris Bancorp.	437,850	19,212,858
Banc of California Inc.	279,125	5,403,860
BancFirst Corp.	116,682	9,709,109
Bancorp. Inc. (The)(a)(b)	652,621	18,488,753
Banner Corp.	167,529	9,805,472
Brookline Bancorp. Inc.	388,575	6,147,256
Central Pacific Financial Corp.	197,231	5,502,745
City Holding Co.	83,389	6,562,714
Community Bank System Inc.	285,204	20,007,061
Customers Bancorp. Inc.(a)	348,724	18,182,469
Dime Community Bancshares Inc.	179,506	6,205,522
Eagle Bancorp. Inc.	214,465	12,226,650
FB Financial Corp.	199,870	8,878,225
First BanCorp./Puerto Rico	2,278,865	29,898,709
First Bancorp./Southern Pines NC	196,366	8,202,208
First Commonwealth Financial Corp.	593,899	9,003,509
Hanmi Financial Corp.	193,692	4,766,760
Hilltop Holdings Inc.	362,428	10,655,383
HomeStreet Inc.	222,363	10,535,559
Independent Bank Corp.	212,062	17,323,345
Investors Bancorp. Inc.	2,627,431	39,227,545
Lakeland Financial Corp.	292,984	21,387,832
Meta Financial Group Inc.	347,723	19,096,947
National Bank Holdings Corp., Class A	202,023	8,137,486
OFG Bancorp.	279,095	7,435,091
Pacific Premier Bancorp. Inc.	472,231	16,693,366
Park National Corp.	105,882	13,910,777
Preferred Bank/Los Angeles CA	155,944	11,553,891
Seacoast Banking Corp. of Florida	354,186	12,403,594
ServisFirst Bancshares Inc.	568,201	54,143,873
Southside Bancshares Inc.	231,290	9,443,571
Tompkins Financial Corp.	60,077	4,702,227
Triumph Bancorp. Inc.(a)(b)	275,337	25,887,185
United Community Banks Inc./GA	775,960	27,003,408
Veritex Holdings Inc.	574,809	21,940,460

		529,685,420

Beverages — 1.3%
Celsius Holdings Inc.(a)(b)	444,735	24,540,477
Coca-Cola Consolidated Inc.	54,040	26,849,774
MGP Ingredients Inc.	145,757	12,475,342

Security	Shares	Value

Beverages (continued)
National Beverage Corp.	155,080	$6,745,980

		70,611,573

Biotechnology — 3.2%
Anika Therapeutics Inc.(a)	87,830	2,205,411
Avid Bioservices Inc.(a)(b)	716,952	14,604,312
Coherus Biosciences Inc.(a)(b)	739,355	9,545,073
Cytokinetics Inc.(a)(b)	976,602	35,948,720
Eagle Pharmaceuticals Inc./DE(a)	64,192	3,176,862
Enanta Pharmaceuticals Inc.(a)(b)	127,493	9,074,952
iTeos Therapeutics Inc.(a)	234,625	7,550,233
Ligand Pharmaceuticals Inc.(a)(b)	194,568	21,886,954
Myriad Genetics Inc.(a)(b)	483,447	12,182,864
Organogenesis Holdings Inc., Class A(a)(b)	723,554	5,513,482
REGENXBIO Inc.(a)(b)	198,423	6,585,659
uniQure NV(a)(b)	421,162	7,610,397
Vanda Pharmaceuticals Inc.(a)(b)	417,574	4,722,762
Vericel Corp.(a)(b)	545,040	20,831,429
Xencor Inc.(a)(b)	680,872	18,165,665

		179,604,775

Building Products — 1.7%
AAON Inc.	323,079	18,005,192
Gibraltar Industries Inc.(a)	178,004	7,645,272
Insteel Industries Inc.	226,026	8,360,702
PGT Innovations Inc.(a)	314,857	5,661,129
UFP Industries Inc.	720,526	55,595,786

		95,268,081

Capital Markets — 1.6%
B. Riley Financial Inc.	187,351	13,107,076
Blucora Inc.(a)	251,671	4,920,168
BrightSphere Investment Group Inc.	409,360	9,926,980
Donnelley Financial Solutions Inc.(a)	340,951	11,340,030
Greenhill & Co. Inc.	159,215	2,463,056
Piper Sandler Cos	164,159	21,545,869
Virtus Investment Partners Inc.	83,042	19,929,249
WisdomTree Investments Inc.	773,810	4,542,265

		87,774,693

Chemicals — 2.8%
AdvanSix Inc.	177,099	9,047,988
Balchem Corp.	377,005	51,536,583
Ferro Corp.(a)	452,759	9,842,981
Hawkins Inc.	118,954	5,459,989
HB Fuller Co.	282,922	18,692,656
Livent Corp.(a)(b)	1,881,125	49,040,929
Quaker Chemical Corp.	90,623	15,660,561

		159,281,687

Commercial Services & Supplies — 0.4%
Brady Corp., Class A, NVS	259,095	11,988,326
Interface Inc.	305,236	4,142,052
Viad Corp.(a)	128,178	4,568,264

		20,698,642

Communications Equipment — 1.4%
ADTRAN Inc.	571,947	10,552,422
Digi International Inc.(a)(b)	191,485	4,120,757
Extreme Networks Inc.(a)	1,504,352	18,368,138
Harmonic Inc.(a)(b)	1,199,889	11,146,969
Plantronics Inc.(a)	239,064	9,419,121
Viavi Solutions Inc.(a)	1,660,296	26,697,560

		80,304,967

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P Small-Cap 600 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering — 1.3%
Comfort Systems USA Inc.	419,605	$37,349,041
MYR Group Inc.(a)	196,408	18,470,208
NV5 Global Inc.(a)(b)	138,065	18,404,065

		74,223,314

Consumer Finance — 0.6%
Encore Capital Group Inc.(a)	138,384	8,680,828
Enova International Inc.(a)	397,519	15,093,797
World Acceptance Corp.(a)(b)	48,251	9,256,472

		33,031,097

Containers & Packaging — 0.1%
Myers Industries Inc.	179,748	3,882,557

Diversified Telecommunication Services — 0.4%
Cogent Communications Holdings Inc.	330,971	21,959,926

Electrical Equipment — 0.5%
Encore Wire Corp.(b)	235,829	26,901,014

Electronic Equipment, Instruments & Components — 3.6%
Advanced Energy Industries Inc.(b)	438,571	37,752,192
Arlo Technologies Inc.(a)	548,669	4,861,207
Badger Meter Inc.	221,352	22,071,008
CTS Corp.	192,055	6,787,224
Fabrinet(a)	430,711	45,280,647
FARO Technologies Inc.(a)	102,374	5,315,258
Knowles Corp.(a)(b)	424,164	9,132,251
Methode Electronics Inc.	189,470	8,194,578
OSI Systems Inc.(a)(b)	81,686	6,953,112
Rogers Corp.(a)	218,063	59,247,717

		205,595,194

Energy Equipment & Services — 0.1%
Core Laboratories NV(b)	227,080	7,182,540

Entertainment — 0.2%
Cinemark Holdings Inc.(a)(b)	644,559	11,137,980

Equity Real Estate Investment Trusts (REITs) — 7.8%
Acadia Realty Trust	453,120	9,819,110
Agree Realty Corp.	373,468	24,783,337
American Assets Trust Inc.	263,023	9,965,941
Armada Hoffler Properties Inc.	474,507	6,927,802
CareTrust REIT Inc.	532,371	10,274,760
Centerspace	112,080	10,997,290
Community Healthcare Trust Inc.	160,450	6,772,595
Essential Properties Realty Trust Inc.	736,016	18,621,205
Four Corners Property Trust Inc.	441,282	11,932,265
Getty Realty Corp.	210,916	6,036,416
Independence Realty Trust Inc.	2,569,239	67,930,679
Industrial Logistics Properties Trust	312,767	7,090,428
Innovative Industrial Properties Inc.	298,338	61,278,625
iStar Inc.	451,768	10,575,889
LXP Industrial Trust	1,646,338	25,847,507
NexPoint Residential Trust Inc.	264,595	23,895,574
Retail Opportunity Investments Corp.	692,698	13,431,414
RPT Realty	502,202	6,915,322
Safehold Inc.	164,624	9,128,401
Saul Centers Inc.	105,643	5,567,386
SITE Centers Corp.	1,149,625	19,210,234
Tanger Factory Outlet Centers Inc.	1,210,638	20,810,867
Uniti Group Inc.	1,594,095	21,934,747
Universal Health Realty Income Trust	80,122	4,676,721

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Urban Edge Properties	574,976	$10,982,042
Urstadt Biddle Properties Inc., Class A	187,041	3,518,241
Washington Real Estate Investment Trust	433,562	11,055,831

		439,980,629

Food & Staples Retailing — 0.5%
United Natural Foods Inc.(a)	676,251	27,962,979

Food Products — 0.9%
J&J Snack Foods Corp.	75,826	11,760,612
Simply Good Foods Co. (The)(a)	984,905	37,377,145
Tootsie Roll Industries Inc.	105,739	3,696,629

		52,834,386

Gas Utilities — 0.3%
Chesapeake Utilities Corp.	105,238	14,497,587

Health Care Equipment & Supplies — 3.3%
AngioDynamics Inc.(a)	449,366	9,679,344
BioLife Solutions Inc.(a)(b)	349,108	7,935,225
Cardiovascular Systems Inc.(a)(b)	200,411	4,529,289
CONMED Corp.	217,924	32,372,610
Cutera Inc.(a)	120,183	8,292,627
Glaukos Corp.(a)(b)	283,875	16,413,653
Heska Corp.(a)	124,702	17,243,793
Lantheus Holdings Inc.(a)	464,971	25,717,546
LeMaitre Vascular Inc.	223,737	10,397,058
Meridian Bioscience Inc.(a)(b)	322,708	8,377,500
Merit Medical Systems Inc.(a)(b)	337,199	22,430,477
Mesa Laboratories Inc.(b)	35,841	9,135,154
Surmodics Inc.(a)	106,006	4,805,252
Varex Imaging Corp.(a)(b)	293,943	6,258,046
Zynex Inc.(b)	268,645	1,673,658

		185,261,232

Health Care Providers & Services — 3.9%
Addus HomeCare Corp.(a)	80,017	7,464,786
AMN Healthcare Services Inc.(a)	550,395	57,422,711
Apollo Medical Holdings Inc.(a)(b)	439,773	21,315,797
Community Health Systems Inc.(a)	1,445,775	17,161,349
CorVel Corp.(a)	109,342	18,417,566
Cross Country Healthcare Inc.(a)	411,487	8,916,923
Ensign Group Inc. (The)	329,004	29,613,650
Fulgent Genetics Inc.(a)(b)	225,748	14,088,933
Joint Corp. (The)(a)	167,574	5,930,444
ModivCare Inc.(a)	81,395	9,392,169
Pennant Group Inc. (The)(a)(b)	158,373	2,950,489
RadNet Inc.(a)(b)	543,675	12,162,010
Tivity Health Inc.(a)	243,361	7,828,923
U.S. Physical Therapy Inc.	67,835	6,746,191

		219,411,941

Health Care Technology — 1.7%
Allscripts Healthcare Solutions Inc.(a)	558,799	12,584,153
HealthStream Inc.(a)	156,509	3,117,659
Omnicell Inc.(a)(b)	511,604	66,247,602
OptimizeRx Corp.(a)	206,601	7,790,924
Simulations Plus Inc.(b)	110,755	5,646,290

		95,386,628

Hotels, Restaurants & Leisure — 1.3%
Dave & Buster’s Entertainment Inc.(a)	202,954	9,965,042
Dine Brands Global Inc.	108,242	8,437,464
Golden Entertainment Inc.(a)	159,173	9,243,176
Jack in the Box Inc.	169,519	15,834,770

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2022	iShares® S&P Small-Cap 600 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Monarch Casino & Resort Inc.(a)(b)	152,692	$13,319,323
Shake Shack Inc., Class A(a)	250,627	17,017,573

		73,817,348

Household Durables — 2.4%
Cavco Industries Inc.(a)	99,212	23,895,210
Century Communities Inc.	345,934	18,531,684
Installed Building Products Inc.	273,230	23,085,203
iRobot Corp.(a)(b)	172,621	10,944,171
LGI Homes Inc.(a)(b)	248,685	24,291,551
Meritage Homes Corp.(a)	204,163	16,175,835
Sonos Inc.(a)(b)	727,982	20,543,652

		137,467,306

Household Products — 0.3%
WD-40 Co.	92,423	16,934,666

Insurance — 1.6%
Assured Guaranty Ltd.	341,338	21,729,577
HCI Group Inc.	93,094	6,347,149
Palomar Holdings Inc.(a)	281,098	17,987,461
Selectquote Inc.(a)(b)	700,865	1,955,413
Stewart Information Services Corp.	149,878	9,084,106
Trupanion Inc.(a)(b)	399,484	35,602,014

		92,705,720

Interactive Media & Services — 0.1%
Cars.com Inc.(a)	369,177	5,327,224

Internet & Direct Marketing Retail — 0.5%
Liquidity Services Inc.(a)(b)	309,921	5,305,848
Shutterstock Inc.	270,902	25,215,558

		30,521,406

IT Services — 2.8%
CSG Systems International Inc.	223,332	14,197,215
EVERTEC Inc.	465,959	19,071,702
ExlService Holdings Inc.(a)	387,728	55,549,790
Perficient Inc.(a)(b)	383,478	42,217,093
TTEC Holdings Inc.	213,356	17,606,137
Unisys Corp.(a)(b)	376,119	8,127,932

		156,769,869

Leisure Products — 0.7%
Sturm Ruger & Co. Inc.	204,871	14,263,119
Vista Outdoor Inc.(a)(b)	654,991	23,376,629

		37,639,748

Life Sciences Tools & Services — 0.2%
NeoGenomics Inc.(a)(b)	788,391	9,578,951

Machinery — 3.9%
Alamo Group Inc.	48,538	6,979,279
Albany International Corp., Class A	188,491	15,893,561
Enerpac Tool Group Corp.(b)	334,327	7,318,418
Federal Signal Corp.	433,726	14,638,252
Franklin Electric Co. Inc.	304,233	25,263,508
Hillenbrand Inc.	457,775	20,219,922
John Bean Technologies Corp.	236,708	28,042,797
Lindsay Corp.	75,558	11,863,362
Mueller Industries Inc.	667,891	36,179,655
SPX Corp.(a)	222,061	10,972,034
SPX FLOW Inc.	298,073	25,699,854
Standex International Corp.	68,342	6,828,733

Security	Shares	Value

Machinery (continued)
Tennant Co.	93,010	$7,329,188

		217,228,563

Marine — 1.0%
Matson Inc.	489,354	59,025,879

Media — 0.7%
EW Scripps Co. (The), Class A(a)	306,936	6,381,199
Gannett Co. Inc.(a)(b)	618,282	2,788,452
TechTarget Inc.(a)(b)	310,511	25,238,334
Thryv Holdings Inc.(a)(b)	198,690	5,587,163

		39,995,148

Metals & Mining — 0.7%
Allegheny Technologies Inc.(a)(b)	666,664	17,893,262
Century Aluminum Co.(a)	265,180	6,976,886
Haynes International Inc.	83,023	3,536,780
Materion Corp.	138,017	11,833,577

		40,240,505

Mortgage Real Estate Investment — 0.4%
Ellington Financial Inc.	279,932	4,968,793
KKR Real Estate Finance Trust Inc.	203,962	4,203,657
Redwood Trust Inc.	1,335,096	14,058,561

		23,231,011

Oil, Gas & Consumable Fuels — 5.1%
Callon Petroleum Co.(a)(b)	550,099	32,499,849
Civitas Resources Inc.	839,127	50,104,273
Dorian LPG Ltd.	325,793	4,720,741
Laredo Petroleum Inc.(a)(b)	111,745	8,843,499
Matador Resources Co.(b)	1,284,111	68,032,201
Ranger Oil Corp.(a)(b)	245,515	8,477,633
SM Energy Co.	1,414,253	55,085,154
Southwestern Energy Co.(a)	8,302,983	59,532,388

		287,295,738

Personal Products — 1.1%
elf Beauty Inc.(a)	558,528	14,426,778
Inter Parfums Inc.	206,898	18,217,369
Medifast Inc.	135,239	23,096,116
USANA Health Sciences Inc.(a)(b)	91,088	7,236,942

		62,977,205

Pharmaceuticals — 2.4%
Amphastar Pharmaceuticals Inc.(a)(b)	291,686	10,471,527
ANI Pharmaceuticals Inc.(a)	86,740	2,438,261
Cara Therapeutics Inc.(a)(b)	486,323	5,908,824
Collegium Pharmaceutical Inc.(a)(b)	403,591	8,217,113
Corcept Therapeutics Inc.(a)(b)	677,098	15,248,247
Endo International PLC(a)	2,713,777	6,268,825
Harmony Biosciences Holdings Inc.(a)(b)	149,448	7,270,645
Innoviva Inc.(a)(b)	728,150	14,089,703
Nektar Therapeutics(a)(b)	965,589	5,204,525
Pacira BioSciences Inc.(a)(b)	316,347	24,143,603
Prestige Consumer Healthcare Inc.(a)	309,752	16,398,271
Supernus Pharmaceuticals Inc.(a)(b)	619,156	20,011,122

		135,670,666

Professional Services — 2.2%
Exponent Inc.	606,710	65,555,016
Forrester Research Inc.(a)	129,672	7,316,094
Heidrick & Struggles International Inc.	228,099	9,028,159
Korn Ferry	633,511	41,140,204

		123,039,473

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P Small-Cap 600 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development — 0.7%
Douglas Elliman Inc., NVS	769,185	$5,615,051
Marcus & Millichap Inc.	162,986	8,586,102
St Joe Co. (The)	383,903	22,742,414

		36,943,567

Road & Rail — 0.4%
ArcBest Corp.	289,512	23,305,716

Semiconductors & Semiconductor Equipment — 6.4%
Axcelis Technologies Inc.(a)	387,832	29,292,951
CEVA Inc.(a)(b)	267,473	10,872,777
Cohu Inc.(a)	328,771	9,731,622
Diodes Inc.(a)	524,119	45,593,112
FormFactor Inc.(a)(b)	573,627	24,109,543
Ichor Holdings Ltd.(a)(b)	189,711	6,757,506
Kulicke & Soffa Industries Inc.	725,323	40,632,594
MaxLinear Inc.(a)(b)	822,446	47,989,724
Onto Innovation Inc.(a)(b)	573,716	49,850,183
PDF Solutions Inc.(a)(b)	219,911	6,128,920
Rambus Inc.(a)	1,273,274	40,604,708
SMART Global Holdings Inc.(a)	333,183	8,606,117
Ultra Clean Holdings Inc.(a)	522,745	22,159,160
Veeco Instruments Inc.(a)(b)	587,989	15,987,421

		358,316,338

Software — 4.6%
8x8 Inc.(a)	1,377,660	17,344,739
Agilysys Inc.(a)	143,380	5,717,994
Alarm.com Holdings Inc.(a)(b)	536,194	35,635,453
Bottomline Technologies DE Inc.(a)(b)	243,315	13,791,094
Cerence Inc.(a)(b)	237,120	8,560,032
InterDigital Inc.	185,727	11,849,383
LivePerson Inc.(a)(b)	487,984	11,916,569
OneSpan Inc.(a)	193,320	2,791,541
Progress Software Corp.	514,374	24,221,872
SPS Commerce Inc.(a)(b)	418,708	54,934,490
Vonage Holdings Corp.(a)	2,939,410	59,640,629
Xperi Holding Corp.	630,075	10,912,899

		257,316,695

Specialty Retail — 3.8%
Abercrombie & Fitch Co., Class A(a)	310,197	9,923,202
Academy Sports & Outdoors Inc.	602,068	23,721,479
Asbury Automotive Group Inc.(a)(b)	121,211	19,418,002
Barnes & Noble Education Inc.(a)	414,505	1,483,928
Boot Barn Holdings Inc.(a)	345,431	32,743,404
Buckle Inc. (The)	340,179	11,239,514
Children’s Place Inc. (The)(a)	159,868	7,881,492
Genesco Inc.(a)(b)	76,150	4,843,902
Hibbett Inc.	151,217	6,704,962
MarineMax Inc.(a)(b)	252,818	10,178,453
Monro Inc.	167,973	7,447,923
Rent-A-Center Inc./TX	335,676	8,455,678
Sally Beauty Holdings Inc.(a)(b)	566,706	8,857,615
Shoe Carnival Inc.	204,891	5,974,622
Signet Jewelers Ltd.	612,659	44,540,309
Sleep Number Corp.(a)(b)	263,666	13,370,503

		216,784,988

Technology Hardware, Storage & Peripherals — 0.6%
3D Systems Corp.(a)(b)	1,487,076	24,804,428

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Corsair Gaming Inc.(a)(b)	149,371	$3,160,690
Diebold Nixdorf Inc.(a)(b)	850,397	5,723,172

		33,688,290

Textiles, Apparel & Luxury Goods — 1.1%
Kontoor Brands Inc.	282,925	11,698,949
Movado Group Inc.	189,173	7,387,205
Oxford Industries Inc.	118,306	10,706,693
Steven Madden Ltd.	596,806	23,060,584
Wolverine World Wide Inc.	441,129	9,951,870

		62,805,301

Thrifts & Mortgage Finance — 2.2%
Axos Financial Inc.(a)(b)	618,538	28,693,978
Flagstar Bancorp. Inc.	606,712	25,724,589
Northfield Bancorp. Inc.	288,667	4,145,258
Provident Financial Services Inc.	404,072	9,455,285
Walker & Dunlop Inc.	343,160	44,411,767
WSFS Financial Corp.	296,637	13,829,217

		126,260,094

Tobacco — 0.3%
Vector Group Ltd.	1,523,588	18,344,000

Trading Companies & Distributors — 0.9%
Applied Industrial Technologies Inc.	192,525	19,764,616
Boise Cascade Co.	219,796	15,269,228
GMS Inc.(a)	280,715	13,971,186

		49,005,030

Water Utilities — 1.0%
American States Water Co.	283,817	25,265,389
California Water Service Group	361,366	21,421,777
Middlesex Water Co.	97,032	10,204,855

		56,892,021

Total Common Stocks — 99.5% (Cost: $4,743,414,238)		5,612,230,378

Short-Term Investments

Money Market Funds — 4.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	219,276,438	219,232,582
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	23,330,000	23,330,000

		242,562,582

Total Short-Term Investments — 4.3% (Cost: $242,520,125)		242,562,582

Total Investments in Securities — 103.8% (Cost: $4,985,934,363)		5,854,792,960

Other Assets, Less Liabilities — (3.8)%		(216,057,964)

Net Assets — 100.0%		$5,638,734,996

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2022	iShares® S&P Small-Cap 600 Growth ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$390,568,484	$—	$(171,087,587	)(a)	$(61,726)	$(186,589)	$219,232,582	219,276,438	$954,964	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	50,930,000	—	(27,600,000	)(a)	—	—	23,330,000	23,330,000	5,810		—

					$(61,726)	$(186,589)	$242,562,582		$960,774		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	103	06/17/22	$10,642	$279,763

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	02/27/23	$2,994,231	$(43,965	)(c)	$2,943,929	0.1%

	Monthly	HSBC Bank PLC(d)	02/10/23	6,980,527	67,934	(e)	6,813,036	0.1

	Monthly	JPMorgan Chase Bank NA(f)	02/08/23	5,113,490	263,488	(g)	5,178,303	0.1

					$287,457		$14,935,268

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $6,337 of net dividends and financing fees.
(e)	Amount includes $235,425 of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $198,675 of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	65 basis points	65 basis points	65 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Bank Funding Rate	USD - 1D Overnight Bank Funding Rate
	(FEDL01)	(OBFR01)	(OBFR01)

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P Small-Cap 600 Growth ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of March 31, 2022 expiration 2/27/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Bancorp. Inc. (The)(a)	16,059	$454,951	15.5%
Community Bank System Inc.	1,529	107,259	3.6
Eagle Bancorp. Inc.	5,365	305,859	10.4
First BanCorp./Puerto Rico	22,554	295,908	10.0
Hanmi Financial Corp.	4,294	105,675	3.6
HomeStreet Inc.	2,336	110,680	3.8
Independent Bank Corp.	2,298	187,724	6.4
OFG Bancorp.	4,400	117,216	4.0
Pacific Premier Bancorp. Inc.	3,169	112,024	3.8

		1,797,296

Gas Utilities
Chesapeake Utilities Corp.	1,013	139,551	4.7

Thrifts & Mortgage Finance
WSFS Financial Corp.	5,567	259,534	8.8

Water Utilities
Middlesex Water Co.	7,108	747,548	25.4

Total Reference Entity — Long		2,943,929

Net Value of Reference Entity — Goldman Sachs Bank USA		$2,943,929

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of March 31, 2022 expiration 2/10/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Banner Corp.	3,909	$228,794	3.4%
Brookline Bancorp. Inc.	961	15,203	0.2
City Holding Co.	1,352	106,402	1.6
Community Bank System Inc.	1,425	99,964	1.5
Customers Bancorp. Inc.(a)	4,200	218,988	3.2
First BanCorp./Puerto Rico	27,944	366,625	5.4
First Bancorp./Southern Pines NC	5,377	224,597	3.3
First Commonwealth Financial Corp.	2,766	41,933	0.6
Hanmi Financial Corp.	873	21,485	0.3
HomeStreet Inc.	8,929	423,056	6.2
Independent Bank Corp.	17,185	1,403,843	20.6
Lakeland Financial Corp.	1,908	139,284	2.0
Meta Financial Group Inc.	2,061	113,190	1.7
OFG Bancorp.	7,678	204,542	3.0
Pacific Premier Bancorp. Inc.	6,740	238,259	3.5
Southside Bancshares Inc.	3,317	135,433	2.0
United Community Banks Inc./GA	5,747	199,996	2.9

		4,181,594

Insurance
Stewart Information Services Corp.	3,693	223,833	3.3

	Shares	Value	% of Basket Value

Thrifts & Mortgage Finance
Axos Financial Inc.(a)	4,813	$223,275	3.3
Flagstar Bancorp. Inc.	10,767	456,521	6.7
Provident Financial Services Inc.	4,811	112,577	1.6
WSFS Financial Corp.	33,749	1,573,378	23.1

		2,365,751

Water Utilities
Middlesex Water Co.	398	41,858	0.6

Total Reference Entity — Long		6,813,036

Net Value of Reference Entity — HSBC Bank PLC		$6,813,036

(a) Non-income producing security.

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of March 31, 2022 expiration 2/8/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Banner Corp.	1,000	$58,530	1.1%
Brookline Bancorp. Inc.	5,000	79,100	1.5
Central Pacific Financial Corp.	2,000	55,800	1.1
Community Bank System Inc.	989	69,378	1.4
Eagle Bancorp. Inc.	1,576	89,848	1.8
First BanCorp./Puerto Rico	23,004	301,812	5.8
First Commonwealth Financial Corp.	3,502	53,090	1.0
HomeStreet Inc.	1,291	61,168	1.2
National Bank Holdings Corp.	1,448	58,325	1.1
Pacific Premier Bancorp. Inc.	1,926	68,084	1.3
Preferred Bank/Los Angeles CA	1,321	97,873	1.9
Southside Bancshares Inc.	1,413	57,693	1.1

		1,050,701

Health Care Technology
Allscripts Healthcare Solutions Inc.(a)	2,811	63,304	1.2

Insurance
Stewart Information Services	800	48,488	0.9

Thrifts & Mortgage Finance
Axos Financial Inc.(a)	815	37,808	0.7
Flagstar Bancorp. Inc.	2,563	108,671	2.1
Provident Financial Services	2,765	64,701	1.3

		211,180

Water Utilities
Middlesex Water Co.	36,176	3,804,630	73.5

Total Reference Entity — Long		5,178,303

Net Value of Reference Entity — JPMorgan Chase Bank NA		$5,178,303

(a) Non-income producing security.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) March 31, 2022	iShares® S&P Small-Cap 600 Growth ETF

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Total Return Swaps	$—	$—	$331,422	$(43,965)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$279,763
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$331,422

$611,185

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$43,965

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$534,452
Swaps	(7,034,464)

$(6,500,012)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(338,992)
Swaps	5,458,872

$5,119,880

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$20,741,668
Total return swaps:
Average notional value	$22,603,460

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$279,763	$—
Swaps - OTC(a)	331,422	43,965

Total derivative assets and liabilities in the Statement of Assets and Liabilities	611,185	43,965
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(279,763)	—

Total derivative assets and liabilities subject to an MNA	331,422	43,965

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P Small-Cap 600 Growth ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)

HSBC Bank PLC	$67,934	$—		$—	$(67,934)	$—

JPMorgan Chase Bank NA	263,488	—		—	(263,488)	—

	$331,422	$—		$—	$(331,422)	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(d)

Goldman Sachs Bank USA	$43,965	$—		$—	$—	$43,965

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$5,612,230,378	$—	$—	$5,612,230,378
Money Market Funds	242,562,582	—	—	242,562,582

	$5,854,792,960	$—	$—	$5,854,792,960

Derivative financial instruments(a)
Assets
Futures Contracts	$279,763	$—	$—	$279,763
Swaps	—	331,422	—	331,422
Liabilities
Swaps	—	(43,965)	—	(43,965)

	$279,763	$287,457	$—	$567,220

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments March 31, 2022	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
AAR Corp.(a)	545,099	$26,399,145
Aerojet Rocketdyne Holdings Inc.(a)	587,271	23,109,114
Aerovironment Inc.(a)(b)	173,975	16,378,006
Kaman Corp.	456,678	19,856,359
Moog Inc., Class A	476,072	41,799,122
National Presto Industries Inc.	83,629	6,435,251
Park Aerospace Corp.	178,916	2,334,854

		136,311,851

Air Freight & Logistics — 0.9%
Atlas Air Worldwide Holdings Inc.(a)(b)	442,854	38,249,300
Hub Group Inc., Class A(a)(b)	555,363	42,879,577

		81,128,877

Airlines — 0.9%
Allegiant Travel Co.(a)(b)	248,984	40,432,511
Hawaiian Holdings Inc.(a)(b)	837,244	16,493,707
SkyWest Inc.(a)	827,554	23,874,933

		80,801,151

Auto Components — 0.9%
American Axle & Manufacturing Holdings Inc.(a)(b)	1,864,444	14,468,085
Dorman Products Inc.(a)(b)	153,620	14,598,509
LCI Industries	136,727	14,193,630
Motorcar Parts of America Inc.(a)(b)	309,926	5,525,981
Patrick Industries Inc.	194,698	11,740,289
Standard Motor Products Inc.	313,732	13,534,398

		74,060,892

Automobiles — 0.2%
Winnebago Industries Inc.	268,083	14,484,524

Banks — 10.6%
Allegiance Bancshares Inc.	309,270	13,818,184
Ameris Bancorp.	464,658	20,389,193
Banc of California Inc.	490,150	9,489,304
BancFirst Corp.	145,598	12,115,210
BankUnited Inc.	1,329,841	58,459,810
Banner Corp.	317,911	18,607,331
Berkshire Hills Bancorp. Inc.	716,035	20,743,534
Brookline Bancorp. Inc.	705,410	11,159,586
Central Pacific Financial Corp.	175,779	4,904,234
City Holding Co.	128,865	10,141,675
Columbia Banking System Inc.	1,256,180	40,536,929
Community Bank System Inc.	456,890	32,050,833
CVB Financial Corp.	2,196,601	50,983,109
Dime Community Bancshares Inc.	278,543	9,629,232
Eagle Bancorp. Inc.	212,511	12,115,252
FB Financial Corp.	305,364	13,564,269
First Bancorp./Southern Pines NC	280,091	11,699,401
First Commonwealth Financial Corp.	693,096	10,507,335
First Financial Bancorp.	1,530,670	35,281,943
First Hawaiian Inc.	2,089,204	58,267,900
Hanmi Financial Corp.	218,720	5,382,699
Heritage Financial Corp./WA	551,746	13,826,755
Hilltop Holdings Inc.	487,210	14,323,974
Hope Bancorp Inc.	1,928,629	31,012,354
Independent Bank Corp.	444,457	36,307,692
Independent Bank Group Inc.	601,244	42,784,523
National Bank Holdings Corp., Class A	208,420	8,395,158
NBT Bancorp. Inc.	693,005	25,038,271
Northwest Bancshares Inc.	1,931,781	26,098,361

Security	Shares	Value

Banks (continued)
OFG Bancorp.	401,934	$10,707,522
Pacific Premier Bancorp. Inc.	857,277	30,304,742
Park National Corp.	87,962	11,556,448
Renasant Corp.	871,151	29,140,001
S&T Bancorp. Inc.	582,801	17,239,254
Seacoast Banking Corp. of Florida	457,570	16,024,101
Simmons First National Corp., Class A	1,654,769	43,388,043
Southside Bancshares Inc.	194,531	7,942,701
Tompkins Financial Corp.	109,516	8,571,817
Trustmark Corp.	950,834	28,895,845
United Community Banks Inc./GA	615,296	21,412,301
Westamerica Bancorp.	413,612	25,023,526

		907,840,352

Beverages — 0.1%
National Beverage Corp.	165,099	7,181,807

Biotechnology — 0.9%
Anika Therapeutics Inc.(a)(b)	111,641	2,803,305
Eagle Pharmaceuticals Inc./DE(a)	95,297	4,716,249
Emergent BioSolutions Inc.(a)(b)	785,462	32,251,070
Enanta Pharmaceuticals Inc.(a)(b)	120,512	8,578,044
Lantheus Holdings Inc. New, NVS(a)(b)(c)	181,178	2
Myriad Genetics Inc.(a)(b)	628,338	15,834,118
REGENXBIO Inc.(a)(b)	339,717	11,275,207
Vanda Pharmaceuticals Inc.(a)(b)	330,895	3,742,422

		79,200,417

Building Products — 1.8%
AAON Inc.	223,773	12,470,869
American Woodmark Corp.(a)(b)	271,590	13,294,331
Apogee Enterprises Inc.	407,567	19,343,130
Gibraltar Industries Inc.(a)	283,873	12,192,345
Griffon Corp.	778,949	15,602,348
PGT Innovations Inc.(a)	537,355	9,661,643
Quanex Building Products Corp.	549,818	11,540,680
Resideo Technologies Inc.(a)	2,365,861	56,378,468

		150,483,814

Capital Markets — 0.4%
Blucora Inc.(a)	446,798	8,734,901
StoneX Group Inc.(a)(b)	279,464	20,744,613
WisdomTree Investments Inc.	650,916	3,820,877

		33,300,391

Chemicals — 2.9%
AdvanSix Inc.	211,972	10,829,649
American Vanguard Corp.	440,631	8,953,622
Ferro Corp.(a)	717,406	15,596,406
FutureFuel Corp.	429,442	4,178,471
GCP Applied Technologies Inc.(a)(b)	883,148	27,748,510
Hawkins Inc.	142,255	6,529,505
HB Fuller Co.	467,119	30,862,552
Innospec Inc.	403,894	37,380,390
Koppers Holdings Inc.	350,954	9,658,254
Quaker Chemical Corp.	92,093	15,914,591
Rayonier Advanced Materials Inc.(a)(b)	1,054,489	6,927,993
Stepan Co.	349,916	34,575,200
Tredegar Corp.	424,066	5,084,551
Trinseo PLC	636,466	30,499,451

		244,739,145

Commercial Services & Supplies — 4.0%
ABM Industries Inc.	1,103,099	50,786,678

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Brady Corp., Class A, NVS	428,178	$19,811,796
CoreCivic Inc.(a)	1,967,463	21,976,562
Deluxe Corp.	699,002	21,137,820
GEO Group Inc. (The)(a)	2,026,416	13,394,610
Harsco Corp.(a)(b)	1,295,328	15,854,815
Healthcare Services Group Inc.	1,218,775	22,632,652
HNI Corp.	715,232	26,499,346
Interface Inc.	534,173	7,248,728
KAR Auction Services Inc.(a)(b)	1,983,312	35,798,781
Matthews International Corp., Class A	519,378	16,807,072
Pitney Bowes Inc.	2,083,630	10,834,876
U.S. Ecology Inc.(a)	512,347	24,531,174
UniFirst Corp./MA	249,135	45,910,598
Viad Corp.(a)	158,786	5,659,133

		338,884,641

Communications Equipment — 1.2%
CalAmp Corp.(a)(b)	587,854	4,297,213
Comtech Telecommunications Corp.	436,090	6,842,252
Digi International Inc.(a)(b)	301,492	6,488,108
NETGEAR Inc.(a)	481,947	11,894,452
NetScout Systems Inc.(a)	1,208,024	38,753,410
Plantronics Inc.(a)	364,076	14,344,594
Viavi Solutions Inc.(a)(b)	1,428,458	22,969,605

		105,589,634

Construction & Engineering — 0.8%
Arcosa Inc.	791,964	45,339,939
Granite Construction Inc.	752,087	24,668,454

		70,008,393

Consumer Finance — 0.9%
Encore Capital Group Inc.(a)(b)	211,088	13,241,550
EZCORP Inc., Class A, NVS(a)(b)	877,168	5,298,095
LendingTree Inc.(a)	187,343	22,419,337
PRA Group Inc.(a)(b)	712,692	32,128,155

		73,087,137

Containers & Packaging — 0.5%
Myers Industries Inc.	340,693	7,358,969
O-I Glass Inc.(a)	2,550,316	33,613,165

		40,972,134

Diversified Consumer Services — 0.9%
Adtalem Global Education Inc.(a)(b)	817,180	24,278,418
American Public Education Inc.(a)(b)	309,757	6,579,239
Perdoceo Education Corp.(a)	1,147,531	13,173,656
Strategic Education Inc.	371,359	24,650,810
WW International Inc.(a)	876,651	8,968,140

		77,650,263

Diversified Telecommunication Services — 0.3%
ATN International Inc.	180,752	7,208,390
Cogent Communications Holdings Inc.	229,093	15,200,321
Consolidated Communications Holdings Inc.(a)(b)	1,162,718	6,860,036

		29,268,747

Electrical Equipment — 0.3%
AZZ Inc.	406,147	19,592,531
Powell Industries Inc.	143,327	2,783,411

		22,375,942

Electronic Equipment, Instruments & Components — 4.2%
Arlo Technologies Inc.(a)(b)	608,721	5,393,268
Badger Meter Inc.	167,437	16,695,143
Benchmark Electronics Inc.	577,499	14,460,575

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
CTS Corp.(b)	258,950	$9,151,293
ePlus Inc.(a)	439,430	24,634,446
FARO Technologies Inc.(a)(b)	155,534	8,075,325
Insight Enterprises Inc.(a)(b)	571,629	61,347,224
Itron Inc.(a)(b)	741,879	39,082,186
Knowles Corp.(a)	900,540	19,388,626
Methode Electronics Inc.	341,615	14,774,849
OSI Systems Inc.(a)(b)	152,762	13,003,101
PC Connection Inc.	180,545	9,458,752
Plexus Corp.(a)(b)	461,416	37,748,443
Sanmina Corp.(a)(b)	1,043,123	42,163,032
ScanSource Inc.(a)(b)	419,078	14,579,724
TTM Technologies Inc.(a)(b)	1,706,712	25,293,472

		355,249,459

Energy Equipment & Services — 3.8%
Archrock Inc.	2,193,155	20,242,821
Bristow Group Inc.(a)	379,559	14,074,048
Core Laboratories NV(b)	441,934	13,978,372
DMC Global Inc.(a)	313,328	9,556,504
Dril-Quip Inc.(a)(b)	580,441	21,679,471
Helix Energy Solutions Group Inc.(a)(b)	2,323,089	11,104,365
Helmerich & Payne Inc.	1,728,723	73,954,770
Nabors Industries Ltd.(a)	127,013	19,397,425
Oceaneering International Inc.(a)	1,638,161	24,834,521
Oil States International Inc.(a)(b)	1,011,097	7,027,124
Patterson-UTI Energy Inc.	3,524,842	54,564,554
ProPetro Holding Corp.(a)	1,390,050	19,363,397
RPC Inc.(a)	1,148,083	12,250,046
U.S. Silica Holdings Inc.(a)	1,222,654	22,814,724

		324,842,142

Entertainment — 0.2%
Cinemark Holdings Inc.(a)(b)	836,447	14,453,804
Marcus Corp. (The)(a)(b)	358,906	6,352,636

		20,806,440

Equity Real Estate Investment Trusts (REITs) — 8.4%
Acadia Realty Trust	807,671	17,502,231
Agree Realty Corp.	642,474	42,634,575
Alexander & Baldwin Inc.	1,190,851	27,615,835
American Assets Trust Inc.	491,804	18,634,454
Armada Hoffler Properties Inc.	430,568	6,286,293
Brandywine Realty Trust	2,800,134	39,593,895
CareTrust REIT Inc.	839,840	16,208,912
Centerspace	87,820	8,616,898
Chatham Lodging Trust(a)	799,601	11,026,498
Community Healthcare Trust Inc.	155,896	6,580,370
DiamondRock Hospitality Co.(a)	3,460,324	34,949,272
Diversified Healthcare Trust	3,919,351	12,541,923
Easterly Government Properties Inc.	1,414,653	29,905,764
Essential Properties Realty Trust Inc.	953,593	24,125,903
Four Corners Property Trust Inc.	646,211	17,473,545
Franklin Street Properties Corp., Class C	1,563,505	9,224,679
Getty Realty Corp.	342,721	9,808,675
Global Net Lease Inc.	1,693,931	26,645,535
Hersha Hospitality Trust, Class A(a)	541,094	4,913,134
Industrial Logistics Properties Trust	631,715	14,320,979
iStar Inc.	501,258	11,734,450
LTC Properties Inc.	643,951	24,772,795
LXP Industrial Trust	2,312,612	36,308,008
Office Properties Income Trust	794,055	20,431,035

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) March 31, 2022	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Orion Office REIT Inc.	931,950	$13,047,300
Retail Opportunity Investments Corp.	1,013,012	19,642,303
RPT Realty	679,074	9,350,849
Saul Centers Inc.	64,049	3,375,382
Service Properties Trust	2,705,770	23,891,949
SITE Centers Corp.	1,325,003	22,140,800
Summit Hotel Properties Inc.(a)	1,745,310	17,383,288
Uniti Group Inc.	1,621,649	22,313,890
Universal Health Realty Income Trust	97,001	5,661,948
Urban Edge Properties	993,566	18,977,111
Urstadt Biddle Properties Inc., Class A	227,902	4,286,837
Veris Residential Inc.(a)	1,312,472	22,823,888
Washington Real Estate Investment Trust	777,111	19,816,330
Whitestone REIT	761,092	10,084,469
Xenia Hotels & Resorts Inc.(a)	1,867,473	36,023,554

		720,675,556

Food & Staples Retailing — 1.1%
Andersons Inc. (The)	498,714	25,065,365
Chefs’ Warehouse Inc. (The)(a)(b)	533,943	17,406,542
PriceSmart Inc.	394,505	31,114,609
SpartanNash Co.	589,330	19,441,997

		93,028,513

Food Products — 2.5%
B&G Foods Inc.	1,065,591	28,749,645
Calavo Growers Inc.	291,217	10,614,860
Cal-Maine Foods Inc.	615,029	33,961,901
Fresh Del Monte Produce Inc.	544,526	14,108,669
Hostess Brands Inc.(a)(b)	2,267,496	49,748,862
J&J Snack Foods Corp.	136,290	21,138,579
John B Sanfilippo & Son Inc.	145,403	12,132,426
Seneca Foods Corp., Class A(a)	99,178	5,111,634
Tootsie Roll Industries Inc.	146,716	5,129,196
TreeHouse Foods Inc.(a)(b)	914,921	29,515,352

		210,211,124

Gas Utilities — 1.3%
Chesapeake Utilities Corp.	131,410	18,103,042
Northwest Natural Holding Co.	502,607	25,994,834
South Jersey Industries Inc.	1,842,521	63,659,100

		107,756,976

Health Care Equipment & Supplies — 3.2%
Artivion Inc.(a)(b)	643,721	13,762,755
Avanos Medical Inc.(a)	787,795	26,391,133
Cardiovascular Systems Inc.(a)	385,269	8,707,079
CONMED Corp.	173,180	25,725,889
Cutera Inc.(a)(b)	99,349	6,855,081
Glaukos Corp.(a)(b)	369,042	21,338,009
Inogen Inc.(a)(b)	335,334	10,871,528
Integer Holdings Corp.(a)	541,076	43,594,493
Lantheus Holdings Inc.(a)(b)	454,482	25,137,399
Meridian Bioscience Inc.(a)	255,687	6,637,635
Merit Medical Systems Inc.(a)	358,477	23,845,890
Mesa Laboratories Inc.(b)	35,225	8,978,148
Natus Medical Inc.(a)(b)	562,371	14,779,110
OraSure Technologies Inc.(a)(b)	1,187,590	8,051,860
Orthofix Medical Inc.(a)(b)	325,280	10,636,656
Surmodics Inc.(a)	79,776	3,616,246
Tactile Systems Technology Inc.(a)(b)	325,934	6,570,830
Varex Imaging Corp.(a)(b)	233,818	4,977,985

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Zimvie Inc.(a)(b)	340,161	$7,769,277

		278,247,003

Health Care Providers & Services — 3.0%
Addus HomeCare Corp.(a)	148,782	13,879,873
Covetrus Inc.(a)(b)	1,696,752	28,488,466
Ensign Group Inc. (The)	394,433	35,502,914
Hanger Inc.(a)	605,819	11,104,662
MEDNAX Inc.(a)(b)	1,396,926	32,799,823
ModivCare Inc.(a)	86,978	10,036,391
Owens & Minor Inc.(b)	1,236,422	54,427,297
Pennant Group Inc. (The)(a)	217,537	4,052,714
Select Medical Holdings Corp.	1,736,589	41,660,770
Tivity Health Inc.(a)(b)	384,891	12,381,944
U.S. Physical Therapy Inc.	116,933	11,628,987

		255,963,841

Health Care Technology — 0.7%
Allscripts Healthcare Solutions Inc.(a)	1,221,542	27,509,126
Computer Programs & Systems Inc.(a)	240,413	8,282,228
HealthStream Inc.(a)	190,387	3,792,509
NextGen Healthcare Inc.(a)(b)	924,722	19,335,937
Simulations Plus Inc.	103,668	5,284,994

		64,204,794

Hotels, Restaurants & Leisure — 2.3%
BJ’s Restaurants Inc.(a)(b)	383,890	10,864,087
Bloomin’ Brands Inc.	1,333,526	29,257,560
Brinker International Inc.(a)(b)	730,941	27,892,709
Cheesecake Factory Inc. (The)(a)(b)	796,704	31,700,852
Chuy’s Holdings Inc.(a)	324,056	8,749,512
Dave & Buster’s Entertainment Inc.(a)(b)	351,454	17,256,391
Dine Brands Global Inc.	129,727	10,112,220
El Pollo Loco Holdings Inc.(a)(b)	318,824	3,704,735
Fiesta Restaurant Group Inc.(a)	281,730	2,105,932
Golden Entertainment Inc.(a)	109,309	6,347,574
Jack in the Box Inc.	107,271	10,020,184
Red Robin Gourmet Burgers Inc.(a)(b)	256,984	4,332,750
Ruth’s Hospitality Group Inc.	520,432	11,907,484
Shake Shack Inc., Class A(a)(b)	288,695	19,602,390

		193,854,380

Household Durables — 2.0%
Ethan Allen Interiors Inc.	360,980	9,410,749
iRobot Corp.(a)(b)	199,672	12,659,205
La-Z-Boy Inc.	717,324	18,915,834
M/I Homes Inc.(a)	478,960	21,241,876
MDC Holdings Inc.	926,456	35,057,095
Meritage Homes Corp.(a)	324,784	25,732,636
Sonos Inc.(a)(b)	1,064,318	30,035,054
Tupperware Brands Corp.(a)(b)	800,276	15,565,368
Universal Electronics Inc.(a)	216,688	6,769,333

		175,387,150

Household Products — 0.6%
Central Garden & Pet Co.(a)(b)	160,349	7,048,942
Central Garden & Pet Co., Class A, NVS(a)	649,751	26,496,846
WD-40 Co.	94,011	17,225,635

		50,771,423

Insurance — 3.5%
Ambac Financial Group Inc.(a)(b)	746,399	7,762,550
American Equity Investment Life Holding Co.	1,349,126	53,843,619
AMERISAFE Inc.	316,736	15,732,277
Assured Guaranty Ltd.	663,458	42,235,736

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
eHealth Inc.(a)(b)	382,798	$4,750,523
Employers Holdings Inc.	433,932	17,799,891
Genworth Financial Inc., Class A(a)	7,739,948	29,257,003
Horace Mann Educators Corp.	658,021	27,525,018
James River Group Holdings Ltd.	602,495	14,905,726
ProAssurance Corp.	836,704	22,490,604
Safety Insurance Group Inc.	227,495	20,667,921
Selectquote Inc.(a)(b)	1,021,952	2,851,246
SiriusPoint Ltd.(a)(b)	1,414,900	10,583,452
Stewart Information Services Corp.	222,508	13,486,210
United Fire Group Inc.	355,818	11,055,265
Universal Insurance Holdings Inc.	462,437	6,238,275

		301,185,316

Interactive Media & Services — 0.2%
Cars.com Inc.(a)(b)	544,871	7,862,489
QuinStreet Inc.(a)	826,759	9,590,404

		17,452,893

Internet & Direct Marketing Retail — 0.1%
PetMed Express Inc.	344,286	8,882,579

IT Services — 0.5%
CSG Systems International Inc.	219,436	13,949,546
EVERTEC Inc.	322,720	13,208,930
Unisys Corp.(a)(b)	571,460	12,349,251

		39,507,727

Life Sciences Tools & Services — 0.1%
NeoGenomics Inc.(a)	912,739	11,089,779

Machinery — 5.1%
Alamo Group Inc.	94,107	13,531,646
Albany International Corp., Class A	265,616	22,396,741
Astec Industries Inc.	375,500	16,146,500
Barnes Group Inc.	763,318	30,677,750
CIRCOR International Inc.(a)(b)	332,780	8,858,604
Enerpac Tool Group Corp.(b)	514,385	11,259,888
EnPro Industries Inc.	337,674	33,000,880
ESCO Technologies Inc.	425,100	29,722,992
Federal Signal Corp.	390,465	13,178,194
Franklin Electric Co. Inc.	211,031	17,524,014
Greenbrier Companies Inc. (The)	532,530	27,430,620
Hillenbrand Inc.	551,120	24,342,970
John Bean Technologies Corp.(b)	188,224	22,298,897
Lindsay Corp.	73,279	11,505,536
Meritor Inc.(a)	1,159,792	41,253,801
Proto Labs Inc.(a)	452,695	23,947,566
SPX Corp.(a)(b)	430,200	21,256,182
SPX FLOW Inc.	267,499	23,063,764
Standex International Corp.	104,152	10,406,868
Tennant Co.	173,239	13,651,233
Titan International Inc.(a)	837,975	12,343,372
Wabash National Corp.	799,335	11,862,131

		439,660,149

Media — 0.7%
AMC Networks Inc., Class A(a)(b)	477,804	19,413,176
EW Scripps Co. (The), Class A(a)	508,634	10,574,501
Gannett Co. Inc.(a)(b)	1,443,731	6,511,227
Loyalty Ventures Inc.(a)(b)	321,762	5,318,726
Scholastic Corp.	497,505	20,039,501

		61,857,131

Security	Shares	Value

Metals & Mining — 3.0%
Allegheny Technologies Inc.(a)(b)	1,149,334	$30,848,125
Arconic Corp.(a)(b)	1,743,567	44,670,187
Carpenter Technology Corp.	792,731	33,278,847
Century Aluminum Co.(a)	453,123	11,921,666
Compass Minerals International Inc.	558,246	35,052,266
Haynes International Inc.	85,565	3,645,069
Kaiser Aluminum Corp.	260,325	24,512,202
Materion Corp.	140,708	12,064,304
Olympic Steel Inc.	152,909	5,880,880
SunCoke Energy Inc.	1,361,002	12,126,528
TimkenSteel Corp.(a)(b)	674,353	14,754,844
Warrior Met Coal Inc.	842,529	31,266,251

		260,021,169

Mortgage Real Estate Investment — 2.2%
Apollo Commercial Real Estate Finance Inc.	2,169,873	30,226,331
ARMOUR Residential REIT Inc.	1,467,652	12,328,277
Ellington Financial Inc.	503,282	8,933,255
Franklin BSP Realty Trust Inc.	724,035	10,122,009
Granite Point Mortgage Trust Inc.	875,861	9,739,574
Invesco Mortgage Capital Inc.	5,110,854	11,652,747
KKR Real Estate Finance Trust Inc.	445,791	9,187,753
New York Mortgage Trust Inc.	6,222,559	22,712,340
PennyMac Mortgage Investment Trust	1,555,295	26,268,933
Ready Capital Corp.	1,106,679	16,666,586
Two Harbors Investment Corp.	5,648,019	31,233,545

		189,071,350

Multi-Utilities — 0.8%
Avista Corp.	1,147,408	51,805,471
Unitil Corp.	261,591	13,048,159

		64,853,630

Multiline Retail — 0.2%
Big Lots Inc.	502,776	17,396,050

Oil, Gas & Consumable Fuels — 2.8%
CONSOL Energy Inc.(a)	519,675	19,555,370
Green Plains Inc.(a)(b)	761,890	23,626,209
Laredo Petroleum Inc.(a)(b)	77,712	6,150,128
Par Pacific Holdings Inc.(a)	753,527	9,810,922
PBF Energy Inc., Class A(a)	1,560,616	38,032,212
Renewable Energy Group Inc.(a)	823,753	49,960,619
REX American Resources Corp.(a)(b)	84,537	8,419,885
Southwestern Energy Co.(a)(b)	6,573,546	47,132,325
Talos Energy Inc.(a)	667,967	10,547,199
World Fuel Services Corp.	1,035,907	28,010,925

		241,245,794

Paper & Forest Products — 0.8%
Clearwater Paper Corp.(a)	274,901	7,705,475
Glatfelter Corp.	733,430	9,079,863
Mercer International Inc.	649,052	9,054,275
Neenah Inc.	276,077	10,949,214
Schweitzer-Mauduit International Inc.	515,613	14,179,358
Sylvamo Corp.(a)	578,665	19,257,971

		70,226,156

Personal Products — 0.4%
Edgewell Personal Care Co.	887,203	32,533,734
USANA Health Sciences Inc.(a)	63,575	5,051,034

		37,584,768

Pharmaceuticals — 1.0%
Amphastar Pharmaceuticals Inc.(a)(b)	193,884	6,960,436

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) March 31, 2022	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
ANI Pharmaceuticals Inc.(a)	84,839	$2,384,824
Corcept Therapeutics Inc.(a)(b)	612,635	13,796,540
Harmony Biosciences Holdings Inc.(a)(b)	164,772	8,016,158
Nektar Therapeutics(a)(b)	1,672,072	9,012,468
Pacira BioSciences Inc.(a)(b)	284,855	21,740,134
Phibro Animal Health Corp., Class A	333,445	6,652,228
Prestige Consumer Healthcare Inc.(a)	387,674	20,523,461

		89,086,249

Professional Services — 0.9%
Kelly Services Inc., Class A, NVS	589,592	12,788,250
ManTech International Corp./VA, Class A	451,664	38,928,920
Resources Connection Inc.	503,226	8,625,294
TrueBlue Inc.(a)	581,646	16,803,753

		77,146,217

Real Estate Management & Development — 0.6%
Marcus & Millichap Inc.	180,713	9,519,961
RE/MAX Holdings Inc., Class A	309,710	8,588,258
Realogy Holdings Corp.(a)(b)	1,912,344	29,985,554

		48,093,773

Road & Rail — 0.3%
Heartland Express Inc.	763,745	10,745,892
Marten Transport Ltd.	978,322	17,374,999

		28,120,891

Semiconductors & Semiconductor Equipment — 0.8%
Cohu Inc.(a)	336,853	9,970,849
FormFactor Inc.(a)(b)	473,189	19,888,133
Ichor Holdings Ltd.(a)(b)	201,269	7,169,202
PDF Solutions Inc.(a)(b)	181,886	5,069,163
Photronics Inc.(a)(b)	1,014,807	17,221,275
SMART Global Holdings Inc.(a)(b)	297,501	7,684,451

		67,003,073

Software — 1.2%
Agilysys Inc.(a)	117,950	4,703,846
Bottomline Technologies DE Inc.(a)	291,697	16,533,386
Cerence Inc.(a)(b)	310,388	11,205,007
Consensus Cloud Solutions Inc.(a)(b)	260,257	15,649,254
Ebix Inc.	389,933	12,926,279
InterDigital Inc.	240,858	15,366,740
LivePerson Inc.(a)(b)	416,498	10,170,881
OneSpan Inc.(a)	287,755	4,155,182
Xperi Holding Corp.	821,385	14,226,388

		104,936,963

Specialty Retail — 4.2%
Aaron’s Co. Inc. (The)(b)	515,829	10,357,846
Abercrombie & Fitch Co., Class A(a)(b)	493,112	15,774,653
Academy Sports & Outdoors Inc.	588,697	23,194,662
America’s Car-Mart Inc./TX(a)(b)	100,073	8,061,881
Asbury Automotive Group Inc.(a)(b)	208,528	33,406,186
Bed Bath & Beyond Inc.(a)(b)	1,578,652	35,567,029
Caleres Inc.	627,158	12,122,964
Cato Corp. (The), Class A	309,500	4,537,270
Chico’s FAS Inc.(a)(b)	2,012,938	9,662,102
Conn’s Inc.(a)(b)	316,546	4,877,974
Designer Brands Inc. , Class A(a)	1,006,298	13,595,086
Genesco Inc.(a)(b)	116,379	7,402,868
Group 1 Automotive Inc.	281,841	47,301,375
Guess? Inc.(b)	637,944	13,939,076
Haverty Furniture Companies Inc.	243,028	6,663,828
LL Flooring Holdings Inc.(a)(b)	477,299	6,691,732

Security	Shares	Value

Specialty Retail (continued)
Monro Inc.	313,022	$13,879,395
ODP Corp. (The)(a)	750,441	34,392,711
Rent-A-Center Inc./TX	513,124	12,925,594
Sally Beauty Holdings Inc.(a)(b)	1,015,328	15,869,577
Sonic Automotive Inc., Class A	340,160	14,460,202
Zumiez Inc.(a)(b)	321,724	12,293,074

		356,977,085

Technology Hardware, Storage & Peripherals — 0.1%
Corsair Gaming Inc.(a)(b)	326,139	6,901,101

Textiles, Apparel & Luxury Goods — 1.1%
Fossil Group Inc.(a)(b)	776,591	7,486,337
G-III Apparel Group Ltd.(a)	714,707	19,332,824
Kontoor Brands Inc.	380,715	15,742,565
Oxford Industries Inc.	93,963	8,503,651
Steven Madden Ltd.	413,945	15,994,835
Unifi Inc.(a)	221,746	4,013,603
Vera Bradley Inc.(a)(b)	421,583	3,233,542
Wolverine World Wide Inc.	727,387	16,409,851

		90,717,208

Thrifts & Mortgage Finance — 1.9%
Capitol Federal Financial Inc.	2,116,335	23,025,725
Mr Cooper Group Inc.(a)	1,230,950	56,217,486
NMI Holdings Inc., Class A(a)(b)	1,408,050	29,033,991
Northfield Bancorp. Inc.	300,957	4,321,743
Provident Financial Services Inc.	673,438	15,758,449
TrustCo Bank Corp. NY	293,296	9,364,941
WSFS Financial Corp.	554,280	25,840,534

		163,562,869

Tobacco — 0.3%
Universal Corp./VA	402,289	23,360,922

Trading Companies & Distributors — 1.6%
Applied Industrial Technologies Inc.	359,222	36,877,731
Boise Cascade Co.	336,126	23,350,673
DXP Enterprises Inc./TX(a)	281,129	7,615,785
GMS Inc.(a)(b)	311,895	15,523,014
NOW Inc.(a)	1,813,230	19,999,927
Veritiv Corp.(a)	227,094	30,337,487

		133,704,617

Water Utilities — 0.6%
American States Water Co.	205,407	18,285,331
California Water Service Group	352,588	20,901,417
Middlesex Water Co.	88,159	9,271,682

		48,458,430

Wireless Telecommunication Services — 0.6%
Shenandoah Telecommunications Co.(b)	817,143	19,268,232
Telephone and Data Systems Inc.	1,622,268	30,628,420

		49,896,652

Total Common Stocks — 99.0% (Cost: $8,260,442,782)		8,466,369,454

Short-Term Investments

Money Market Funds — 4.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(d)(e)(f)	274,077,810	274,022,994

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(d)(e)	68,870,000	$68,870,000

		342,892,994

Total Short-Term Investments — 4.0% (Cost: $342,882,740)		342,892,994

Total Investments in Securities — 103.0% (Cost: $8,603,325,522)		8,809,262,448

Other Assets, Less Liabilities — (3.0)%		(259,992,763)

Net Assets — 100.0%		$8,549,269,685

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$231,807,052	$42,411,380	(a)	$—		$(77,496)	$(117,942)	$274,022,994	274,077,810	$496,778	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	186,460,000	—		(117,590,000	)(a)	—	—	68,870,000	68,870,000	28,155		—

						$(77,496)	$(117,942)	$342,892,994		$524,933		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	162	06/17/22	$16,738	$427,326

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	02/27/23	$15,984,615	$(501,561	)(c)	$15,630,991	0.2%
	Monthly	HSBC Bank PLC(d)	02/10/23	23,406,025	1,323,827	(e)	23,599,530	0.3
	Monthly	JPMorgan Chase Bank NA(f)	02/08/23	22,412,195	3,203,546	(g)	25,274,457	0.3

					$4,025,812		$64,504,978

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(147,937) of net dividends and financing fees.

(e)	Amount includes $1,130,322 of net dividends, payable for referenced securities purchased and financing fees.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) March 31, 2022	iShares® S&P Small-Cap 600 Value ETF

(g)	Amount includes $341,284 of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	65 basis points	65 basis points	65 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Bank Funding Rate	USD - 1D Overnight Bank Funding Rate
	(FEDL01)	(OBFR01)	(OBFR01)

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P Small-Cap 600 Value ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of March 31, 2022 expiration 2/27/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Allegiance Bancshares Inc.	791	$35,342	0.2%
BankUnited Inc.	46,887	2,061,153	13.2
Berkshire Hills Bancorp. Inc.	77,227	2,237,266	14.3
Central Pacific Financial Corp.	5,772	161,039	1.0
Columbia Banking System Inc.	13,482	435,064	2.8
Community Bank System Inc.	15,766	1,105,985	7.1
First Financial Bancorp.	7,148	164,761	1.1
Hanmi Financial Corp.	933	22,961	0.1
Hope Bancorp Inc.	28,392	456,543	2.9
National Bank Holdings Corp.	1,889	76,089	0.5
Northwest Bancshares Inc.	131,507	1,776,660	11.4
OFG Bancorp.	4,116	109,650	0.7
Pacific Premier Bancorp. Inc.	5,629	198,985	1.3
S&T Bancorp. Inc.	11,390	336,916	2.2
Southside Bancshares Inc.	2,000	81,660	0.5
Trustmark Corp.	54,332	1,651,149	10.6
Westamerica Bancorp.	7,360	445,280	2.8

		11,356,503

Gas Utilities
Chesapeake Utilities Corp.	3,949	544,014	3.5

Insurance
Employers Holdings Inc.	9,407	385,875	2.5
Horace Mann Educators Corp.	13,068	546,634	3.5
ProAssurance Corp.	17,634	474,002	3.0

		1,406,511

Oil, Gas & Consumable Fuels
Green Plains Inc.(a)	6,000	186,060	1.2

Thrifts & Mortgage Finance
WSFS Financial Corp.	43,345	2,020,744	12.9

Water Utilities
Middlesex Water Co.	1,114	117,159	0.7

Total Reference Entity — Long		15,630,991

Net Value of Reference Entity — Goldman Sachs Bank USA		$15,630,991

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of March 31, 2022 expiration 2/10/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
BankUnited Inc.	22,428	$985,935	4.2%
Banner Corp.	2,154	126,074	0.5
Brookline Bancorp. Inc.	7,133	112,844	0.5
City Holding Co.	12	944	0.0
Community Bank System Inc.	1,891	132,654	0.6
CVB Financial Corp.	16,591	385,077	1.6
First Bancorp./Southern Pines NC	2,159	90,181	0.4

	Shares	Value	% of Basket Value

Hanmi Financial Corp.	933	$22,961	0.1
Heritage Financial Corp./WA	19,451	487,442	2.1
Independent Bank Corp.	3,646	297,842	1.2
NBT Bancorp. Inc.	13,046	471,352	2.0
OFG Bancorp.	676	18,009	0.1
Renasant Corp.	37,961	1,269,795	5.4
S&T Bancorp. Inc.	47,386	1,401,678	5.9
Simmons First National Corp.	186,303	4,884,865	20.7
United Community Banks Inc./GA	3,619	125,941	0.5
Westamerica Bancorp.	16,005	968,303	4.1

		11,781,897

Commercial Services & Supplies
GEO Group Inc. (The)(a)	3,050	20,161	0.1
Pitney Bowes Inc.	335,946	1,746,919	7.4

		1,767,080

Consumer Finance
Green Dot Corp.	47,233	1,297,963	5.5

Gas Utilities
Chesapeake Utilities Corp.	2,678	368,921	1.6

Insurance
Employers Holdings Inc.	15,631	641,184	2.7
Genworth Financial Inc.(a)	547,859	2,070,907	8.8
Horace Mann Educators Corp.	3,392	141,887	0.6
James River Group Holdings Ltd.	3,502	86,639	0.4
ProAssurance Corp.	24,242	651,625	2.8
Safety Insurance Group Inc.	5,835	530,110	2.2

		4,122,352

Multi-Utilities
Avista Corp.	8,667	391,315	1.6

Oil, Gas & Consumable Fuels
Green Plains Inc.(a)	100,764	3,124,692	13.2

Thrifts & Mortgage Finance
TrustCo Bank Corp. NY	23,342	745,310	3.2

Total Reference Entity — Long		23,599,530

Net Value of Reference Entity — HSBC Bank PLC		$23,599,530

(a)	Non-income producing security.

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of March 31, 2022 expiration 2/8/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Central Pacific Financial Corp.	1,266	$35,321	0.1%
S&T Bancorp. Inc.	3,553	105,098	0.4
Westamerica Bancorp.	682	41,261	0.2

		181,680

Commercial Services & Supplies
Pitney Bowes Inc.	263,803	1,371,776	5.4

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) March 31, 2022	iShares® S&P Small-Cap 600 Value ETF

	Shares	Value	% of Basket Value

Consumer Finance
Green Dot Corp., Class A	849,225	$23,336,703	92.4

Insurance
Employers Holdings Inc.	2,152	88,275	0.4
James River Group Holdings Ltd.	1,373	33,968	0.1

		122,243

Oil, Gas & Consumable Fuels
Green Plains Inc.(a)	4,332	134,335	0.5

	Shares	Value	% of Basket Value

Thrifts & Mortgage Finance
TrustCo Bank Corp. NY	4,000	$127,720	0.5

Total Reference Entity — Long		25,274,457

Net Value of Reference Entity — JPMorgan Chase Bank NA		$25,274,457

(a)	Non-income producing security.

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Total Return Swaps	$—	$—	$4,527,373	$(501,561)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$427,326
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$4,527,373

$4,954,699

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$501,561

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(1,703,758)
Swaps	(36,329,432)

$(38,033,190)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(266,104)
Swaps	14,132,981

$13,866,877

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$26,686,723
Total return swaps:
Average notional value	$128,746,113

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® S&P Small-Cap 600 Value ETF

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$427,326	$—
Swaps - OTC(a)	4,527,373	501,561

Total derivative assets and liabilities in the Statement of Assets and Liabilities	4,954,699	501,561
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(427,326)	—

Total derivative assets and liabilities subject to an MNA	4,527,373	501,561

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available		Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Received	Received (b)	Assets	(c)

HSBC Bank PLC	$1,323,827	$—		$—	$(1,323,827)	$—
JPMorgan Chase Bank NA	3,203,546	—		—	(3,203,546)	—

	$4,527,373	$—		$—	$(4,527,373)	$—

	Derivative Liabilities Subject to an MNA by	Derivatives Available		Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Pledged	Pledged	Liabilities	(d)

Goldman Sachs Bank USA	$501,561	$—		$—	$—	$501,561

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$8,466,369,452	$—	$2	$8,466,369,454
Money Market Funds	342,892,994	—	—	342,892,994

	$8,809,262,446	$—	$2	$8,809,262,448

Derivative financial instruments(a)
Assets
Futures Contracts	$427,326	$—	$—	$427,326
Swaps	—	4,527,373	—	4,527,373
Liabilities
Swaps	—	(501,561)	—	(501,561)

	$427,326	$4,025,812	$—	$4,453,138

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	67

Statements of Assets and Liabilities

March 31, 2022

	iShares S&P 100 ETF	iShares S&P 500 Growth ETF	iShares S&P 500 Value ETF	iShares S&P Mid-Cap 400 Growth ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$8,719,638,972	$36,600,170,936	$25,748,810,243	$7,528,424,896
Affiliated(c)	63,547,095	223,869,083	231,176,425	357,786,835
Cash	5,348	6,947	692,991	6,330
Cash pledged:
Futures contracts	1,186,640	2,680,340	3,320,360	600,470
Receivables:
Securities lending income — Affiliated	55	9,436	18,557	132,062
Capital shares sold	—	197,363	68,620	102,533
Dividends	4,242,341	5,040,033	28,378,219	4,736,696
Unrealized appreciation on:
OTC swaps	—	—	—	16,866

Total assets	8,788,620,451	36,831,974,138	26,012,465,415	7,891,806,688

LIABILITIES
Collateral on securities loaned, at value	9,416,900	67,677,952	121,400,596	349,890,897
Payables:
Variation margin on futures contracts	296,022	655,724	893,754	154,005
Investment advisory fees	1,459,232	5,228,466	3,816,060	1,052,716

Total liabilities	11,172,154	73,562,142	126,110,410	351,097,618

NET ASSETS	$8,777,448,297	$36,758,411,996	$25,886,355,005	$7,540,709,070

NET ASSETS CONSIST OF:
Paid-in capital	$6,861,923,762	$24,370,340,429	$23,501,388,932	$6,741,339,442
Accumulated earnings	1,915,524,535	12,388,071,567	2,384,966,073	799,369,628

NET ASSETS	$8,777,448,297	$36,758,411,996	$25,886,355,005	$7,540,709,070

Shares outstanding	42,150,000	481,500,000	166,350,000	97,400,000

Net asset value	$208.24	$76.34	$155.61	$77.42

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$9,037,251	$64,868,592	$117,978,258	$338,559,391
(b) Investments, at cost — Unaffiliated	$6,496,889,573	$23,229,630,156	$22,122,978,457	$6,384,476,265
(c) Investments, at cost — Affiliated	$54,585,879	$197,102,310	$220,683,650	$357,749,989

See notes to financial statements

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

March 31, 2022

	iShares S&P Mid-Cap 400 Value ETF	iShares S&P Small-Cap 600 Growth ETF	iShares S&P Small-Cap 600 Value ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$8,378,323,234	$5,612,230,378	$8,466,369,454
Affiliated(c)	234,796,372	242,562,582	342,892,994
Cash	96,402	257,855	1,145,872
Cash pledged:
Futures contracts	945,510	687,000	1,080,000
Receivables:
Investments sold	—	298,315	4,327,765
Securities lending income — Affiliated	31,880	52,598	72,601
Capital shares sold	2,000,950	—	235,806
Dividends	10,731,870	4,848,370	10,096,744
Unrealized appreciation on:
OTC swaps	72,195	331,422	4,527,373

Total assets	8,626,998,413	5,861,268,520	8,830,748,609

LIABILITIES
Cash received:
Collateral — OTC derivatives	—	790,000	5,200,000
Collateral on securities loaned, at value	216,363,226	219,213,979	274,103,723
Payables:
Investments purchased	2,994,940	980,924	49,471
Variation margin on futures contracts	242,548	113,791	178,991
Capital shares redeemed	77,569	530,654	102,212
Investment advisory fees	1,197,270	860,211	1,342,966
Unrealized depreciation on:
OTC swaps	49	43,965	501,561

Total liabilities	220,875,602	222,533,524	281,478,924

NET ASSETS	$8,406,122,811	$5,638,734,996	$8,549,269,685

NET ASSETS CONSIST OF:
Paid-in capital	$8,150,125,336	$5,059,624,857	$8,935,396,494
Accumulated earnings (loss)	255,997,475	579,110,139	(386,126,809)

NET ASSETS	$8,406,122,811	$5,638,734,996	$8,549,269,685

Shares outstanding	76,750,000	45,000,000	83,500,000

Net asset value	$109.53	$125.31	$102.39

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$209,428,432	$210,611,402	$262,306,163
(b) Investments, at cost — Unaffiliated	$7,712,220,201	$4,743,414,238	$8,260,442,782
(c) Investments, at cost — Affiliated	$234,810,102	$242,520,125	$342,882,740

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Operations

Year Ended March 31, 2022

	iShares S&P 100 ETF	iShares S&P 500 Growth ETF	iShares S&P 500 Value ETF	iShares S&P Mid-Cap 400 Growth ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$114,238,797	$258,247,747	$485,206,234	$58,955,550
Dividends — Affiliated	819,501	2,896,365	1,151,548	23,055
Securities lending income — Affiliated — net	12,761	169,986	117,780	694,571
Foreign taxes withheld	—	(45,462)	(102,572)	—

Total investment income	115,071,059	261,268,636	486,372,990	59,673,176

EXPENSES
Investment advisory fees	16,601,888	64,471,797	41,714,684	13,470,303
Professional fees	217	217	217	217

Total expenses	16,602,105	64,472,014	41,714,901	13,470,520

Net investment income	98,468,954	196,796,622	444,658,089	46,202,656

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(23,772,414)	134,994,741	(44,629,142)	(77,047,856)
Investments — Affiliated	(49,073)	6,773,131	(164,904)	(69,558)
In-kind redemptions — Unaffiliated	481,591,562	3,757,984,751	1,673,496,307	897,934,163
In-kind redemptions — Affiliated	2,412,627	6,330,648	3,835,441	—
Futures contracts	1,887,877	5,013,314	7,329,367	37,126
Swaps	—	—	—	(211,375)

Net realized gain	462,070,579	3,911,096,585	1,639,867,069	820,642,500

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	625,087,615	1,273,065,054	564,198,538	(930,141,227)
Investments — Affiliated	(2,831,770)	(5,448,166)	(7,878,850)	(183,256)
Futures contracts	1,054,986	2,511,104	2,806,577	467,613
Swaps	—	—	—	16,866

Net change in unrealized appreciation (depreciation)	623,310,831	1,270,127,992	559,126,265	(929,840,004)

Net realized and unrealized gain (loss)	1,085,381,410	5,181,224,577	2,198,993,334	(109,197,504)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,183,850,364	$5,378,021,199	$2,643,651,423	$(62,994,848)

See notes to financial statements.

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended March 31, 2022

	iShares S&P Mid-Cap 400 Value ETF	iShares S&P Small-Cap 600 Growth ETF	iShares S&P Small-Cap 600 Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$155,480,948	$55,838,007	$109,281,074
Dividends — Affiliated	10,794	29,504	41,602
Securities lending income — Affiliated — net	263,698	931,270	483,331
Foreign taxes withheld	—	(31,801)	(151,875)

Total investment income	155,755,440	56,766,980	109,654,132

EXPENSES
Investment advisory fees	15,624,157	11,023,841	16,180,935
Professional fees	217	217	217

Total expenses	15,624,374	11,024,058	16,181,152

Net investment income	140,131,066	45,742,922	93,472,980

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	124,894,826	(97,611,927)	140,165,900
Investments — Affiliated	(25,826)	(61,726)	(77,496)
In-kind redemptions — Unaffiliated	1,112,327,232	617,473,005	1,274,881,718
Futures contracts	(1,052,232)	534,452	(1,703,758)
Swaps	2,842,386	(7,034,464)	(36,329,432)

Net realized gain	1,238,986,386	513,299,340	1,376,936,932

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(657,514,048)	(635,319,096)	(1,250,110,654)
Investments — Affiliated	(101,574)	(186,589)	(117,942)
Futures contracts	532,574	(338,992)	(266,104)
Swaps	72,146	5,458,872	14,132,981

Net change in unrealized appreciation (depreciation)	(657,010,902)	(630,385,805)	(1,236,361,719)

Net realized and unrealized gain (loss)	581,975,484	(117,086,465)	140,575,213

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$722,106,550	$(71,343,543)	$234,048,193

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Statements of Changes in Net Assets

	iShares S&P 100 ETF		iShares S&P 500 Growth ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$98,468,954	$102,548,169	$196,796,622	$244,246,469
Net realized gain	462,070,579	645,223,336	3,911,096,585	3,713,818,298
Net change in unrealized appreciation (depreciation)	623,310,831	2,018,679,164	1,270,127,992	8,908,216,077

Net increase in net assets resulting from operations	1,183,850,364	2,766,450,669	5,378,021,199	12,866,280,844

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(96,979,731)	(103,205,046)	(197,299,111)	(253,051,096)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	713,344,619	(538,698,237)	402,934,188	(3,745,853,314)

NET ASSETS
Total increase in net assets	1,800,215,252	2,124,547,386	5,583,656,276	8,867,376,434
Beginning of year	6,977,233,045	4,852,685,659	31,174,755,720	22,307,379,286

End of year	$8,777,448,297	$6,977,233,045	$36,758,411,996	$31,174,755,720

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares S&P 500 Value ETF		iShares S&P Mid-Cap 400 Growth ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$444,658,089	$405,480,363	$46,202,656	$48,813,181
Net realized gain	1,639,867,069	452,162,076	820,642,500	1,076,417,829
Net change in unrealized appreciation (depreciation)	559,126,265	5,972,801,007	(929,840,004)	2,635,641,826

Net increase (decrease) in net assets resulting from operations	2,643,651,423	6,830,443,446	(62,994,848)	3,760,872,836

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(441,547,200)	(417,220,319)	(48,128,780)	(51,474,580)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,259,799,358	823,399,732	(355,452,658)	(962,209,384)

NET ASSETS
Total increase (decrease) in net assets	4,461,903,581	7,236,622,859	(466,576,286)	2,747,188,872
Beginning of year	21,424,451,424	14,187,828,565	8,007,285,356	5,260,096,484

End of year	$25,886,355,005	$21,424,451,424	$7,540,709,070	$8,007,285,356

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Statements of Changes in Net Assets  (continued)

	iShares S&P Mid-Cap 400 Value ETF		iShares S&P Small-Cap 600 Growth ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$140,131,066	$91,545,034	$45,742,922	$34,443,349
Net realized gain	1,238,986,386	121,682,846	513,299,340	593,097,435
Net change in unrealized appreciation (depreciation)	(657,010,902)	3,075,986,192	(630,385,805)	2,175,538,611

Net increase (decrease) in net assets resulting from operations	722,106,550	3,289,214,072	(71,343,543)	2,803,079,395

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(146,686,532)	(96,536,611)	(43,375,063)	(35,874,295)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(278,917,161)	1,105,910,735	(438,169,835)	(90,735,720)

NET ASSETS
Total increase (decrease) in net assets	296,502,857	4,298,588,196	(552,888,441)	2,676,469,380
Beginning of year	8,109,619,954	3,811,031,758	6,191,623,437	3,515,154,057

End of year	$8,406,122,811	$8,109,619,954	$5,638,734,996	$6,191,623,437

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares S&P Small-Cap 600 Value ETF

	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$93,472,980	$88,390,804
Net realized gain	1,376,936,932	203,503,233
Net change in unrealized appreciation (depreciation)	(1,236,361,719)	3,777,628,346

Net increase in net assets resulting from operations	234,048,193	4,069,522,383

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(131,583,294)	(72,032,423)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(359,336,301)	687,734,335

NET ASSETS
Total increase (decrease) in net assets	(256,871,402)	4,685,224,295
Beginning of year	8,806,141,087	4,120,916,792

End of year	$8,549,269,685	$8,806,141,087

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	75

Financial Highlights

(For a share outstanding throughout each period)

	iShares S&P 100 ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$179.83	$118.50	$125.31	$115.89	$104.70

Net investment income(a)	2.41	2.37	2.48	2.35	2.17
Net realized and unrealized gain (loss)(b)	28.36	61.39	(6.58)	9.45	11.20

Net increase (decrease) from investment operations	30.77	63.76	(4.10)	11.80	13.37

Distributions(c)
From net investment income	(2.36)	(2.43)	(2.71)	(2.38)	(2.18)

Total distributions	(2.36)	(2.43)	(2.71)	(2.38)	(2.18)

Net asset value, end of year	$208.24	$179.83	$118.50	$125.31	$115.89

Total Return(d)
Based on net asset value	17.14%	54.11%	(3.42)%	10.25%	12.85%

Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.19%	1.52%	1.86%	1.94%	1.92%

Supplemental Data
Net assets, end of year (000)	$8,777,448	$6,977,233	$4,852,686	$4,824,336	$5,024,007

Portfolio turnover rate(f)	2%	8%	4%	7%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

76	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Growth ETF

	Year Ended 03/31/22	Year Ended 03/31/21 (a)	Year Ended 03/31/20 (a)	Year Ended 03/31/19 (a)	Year Ended 03/31/18 (a)

Net asset value, beginning of year	$65.08	$41.25	$43.10	$38.76	$32.90

Net investment income(b)	0.41	0.47	0.60	0.52	0.50
Net realized and unrealized gain (loss)(c)	11.27	23.85	(1.68)	4.33	5.87

Net increase (decrease) from investment operations	11.68	24.32	(1.08)	4.85	6.37

Distributions(d)
From net investment income	(0.42)	(0.49)	(0.77)	(0.51)	(0.51)

Total distributions	(0.42)	(0.49)	(0.77)	(0.51)	(0.51)

Net asset value, end of year	$76.34	$65.08	$41.25	$43.10	$38.76

Total Return(e)
Based on net asset value	17.94%	59.13%	(2.65)%	12.59%	19.45%

Ratios to Average Net Assets(f)
Total expenses	0.18%	0.18%	0.18%	0.18%	0.18%

Net investment income	0.55%	0.82%	1.30%	1.27%	1.36%

Supplemental Data
Net assets, end of year (000)	$36,758,412	$31,174,756	$22,307,379	$22,550,900	$20,022,095

Portfolio turnover rate(g)	14%	13%	27%	27%	21%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on October 16, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Value ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$141.09	$96.29	$112.76	$109.32	$104.03

Net investment income(a)	2.89	2.83	2.86	2.69	2.53
Net realized and unrealized gain (loss)(b)	14.48	44.86	(16.41)	3.53	5.26

Net increase (decrease) from investment operations	17.37	47.69	(13.55)	6.22	7.79

Distributions(c)
From net investment income	(2.85)	(2.89)	(2.92)	(2.78)	(2.50)

Total distributions	(2.85)	(2.89)	(2.92)	(2.78)	(2.50)

Net asset value, end of year	$155.61	$141.09	$96.29	$112.76	$109.32

Total Return(d)
Based on net asset value	12.39%	50.10%	(12.34)%	5.79%	7.53%

Ratios to Average Net Assets(e)
Total expenses	0.18%	0.18%	0.18%	0.18%	0.18%

Net investment income	1.92%	2.39%	2.40%	2.43%	2.33%

Supplemental Data
Net assets, end of year (000)	$25,886,355	$21,424,451	$14,187,829	$15,234,432	$14,638,372

Portfolio turnover rate(f)	18%	26%	32%	31%	23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

78	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P Mid-Cap 400 Growth ETF

	Year Ended 03/31/22	Year Ended 03/31/21 (a)	Year Ended 03/31/20 (a)	Year Ended 03/31/19 (a)	Year Ended 03/31/18 (a)

Net asset value, beginning of year	$78.31	$44.65	$54.76	$54.55	$47.74

Net investment income(b)	0.46	0.44	0.57	0.55	0.48
Net realized and unrealized gain (loss)(c)	(0.87)	33.69	(10.05)	0.24	6.85

Net increase (decrease) from investment operations	(0.41)	34.13	(9.48)	0.79	7.33

Distributions(d)
From net investment income	(0.48)	(0.47)	(0.63)	(0.56)	(0.52)
From net realized gain	—	—	—	(0.02)	—

Total distributions	(0.48)	(0.47)	(0.63)	(0.58)	(0.52)

Net asset value, end of year	$77.42	$78.31	$44.65	$54.76	$54.55

Total Return(e)
Based on net asset value	(0.54)%	76.68%	(17.49)%	1.45%	15.41%

Ratios to Average Net Assets(f)
Total expenses	0.17%	0.20%	0.24%	0.24%	0.24%

Net investment income	0.57%	0.70%	1.01%	1.01%	0.94%

Supplemental Data
Net assets, end of year (000)	$7,540,709	$8,007,285	$5,260,096	$7,490,758	$8,008,220

Portfolio turnover rate(g)	45%	50%	51%	50%	40%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on October 16, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P Mid-Cap 400 Value ETF

	Year Ended 03/31/22	Year Ended 03/31/21 (a)	Year Ended 03/31/20 (a)	Year Ended 03/31/19 (a)	Year Ended 03/31/18 (a)

Net asset value, beginning of year	$101.82	$54.92	$78.47	$77.19	$74.24

Net investment income(b)	1.73	1.36	1.51	1.31	1.32
Net realized and unrealized gain (loss)(c)	7.80	46.95	(23.42)	1.31	2.98

Net increase (decrease) from investment operations	9.53	48.31	(21.91)	2.62	4.30

Distributions(d)
From net investment income	(1.82)	(1.41)	(1.64)	(1.34)	(1.35)

Total distributions	(1.82)	(1.41)	(1.64)	(1.34)	(1.35)

Net asset value, end of year	$109.53	$101.82	$54.92	$78.47	$77.19

Total Return(e)
Based on net asset value	9.42%	88.83%	(28.36)%	3.35%	5.88%

Ratios to Average Net Assets(f)
Total expenses	0.18%	0.21%	0.25%	0.25%	0.25%

Net investment income	1.61%	1.78%	1.90%	1.65%	1.73%

Supplemental Data
Net assets, end of year (000)	$8,406,123	$8,109,620	$3,811,032	$6,355,685	$5,603,679

Portfolio turnover rate(g)	38%	43%	46%	44%	37%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on October 16, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

80	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P Small-Cap 600 Growth ETF

	Year Ended 03/31/22	Year Ended 03/31/21 (a)	Year Ended 03/31/20 (a)	Year Ended 03/31/19 (a)	Year Ended 03/31/18 (a)

Net asset value, beginning of year	$127.93	$69.20	$89.29	$86.92	$76.62

Net investment income(b)	0.98	0.72	0.81	0.72	0.73
Net realized and unrealized gain (loss)(c)	(2.67)	58.76	(20.00)	2.40	10.34

Net increase (decrease) from investment operations	(1.69)	59.48	(19.19)	3.12	11.07

Distributions(d)
From net investment income	(0.93)	(0.75)	(0.90)	(0.75)	(0.77)

Total distributions	(0.93)	(0.75)	(0.90)	(0.75)	(0.77)

Net asset value, end of year	$125.31	$127.93	$69.20	$89.29	$86.92

Total Return(e)
Based on net asset value	(1.35)%	86.30%	(21.68)%	3.59%	14.51%

Ratios to Average Net Assets(f)
Total expenses	0.18%	0.21%	0.25%	0.25%	0.25%

Net investment income	0.75%	0.73%	0.89%	0.77%	0.90%

Supplemental Data
Net assets, end of year (000)	$5,638,735	$6,191,623	$3,515,154	$5,580,221	$5,128,053

Portfolio turnover rate(g)	44%	52%	64%	45%	47%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on October 16, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P Small-Cap 600 Value ETF

	Year Ended 03/31/22	Year Ended 03/31/21	(a)	Year Ended 03/31/20 (a)	Year Ended 03/31/19 (a)	Year Ended 03/31/18 (a)

Net asset value, beginning of year	$100.53	$50.14		$73.81	$75.49	$69.36

Net investment income(b)	1.07	1.12		1.10	1.20	1.03
Net realized and unrealized gain (loss)(c)	2.32	50.16		(23.45)	(1.71)	6.14

Net increase (decrease) from investment operations	3.39	51.28		(22.35)	(0.51)	7.17

Distributions(d)
From net investment income	(1.53)	(0.89)		(1.32)	(1.17)	(1.04)

Total distributions	(1.53)	(0.89)		(1.32)	(1.17)	(1.04)

Net asset value, end of year	$102.39	$100.53		$50.14	$73.81	$75.49

Total Return(e)
Based on net asset value	3.38%	103.08	%(f)	(30.75)%	(0.71)%	10.38%

Ratios to Average Net Assets(g)
Total expenses	0.18%	0.21%		0.25%	0.25%	0.25%

Net investment income	1.04%	1.56%		1.48%	1.54%	1.41%

Supplemental Data
Net assets, end of year (000)	$8,549,270	$8,806,141		$4,120,917	$6,155,204	$5,163,592

Portfolio turnover rate(h)	42%	52%		53%	38%	39%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on October 16, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

82	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

S&P 100	Diversified
S&P 500 Growth	Diversified
S&P 500 Value	Diversified
S&P Mid-Cap 400 Growth	Diversified
S&P Mid-Cap 400 Value	Diversified
S&P Small-Cap 600 Growth	Diversified
S&P Small-Cap 600 Value	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements   (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be

84	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

S&P 100
Barclays Bank PLC	$6,855,171	$6,855,171		$—	$—
UBS AG	2,182,080	2,182,080		—	—

	$9,037,251	$9,037,251		$—	$—

S&P 500 Growth
BNP Paribas SA	$57,478	$57,478		$—	$—
Citigroup Global Markets, Inc.	161,019	161,019		—	—
Goldman Sachs & Co. LLC	14,873,357	14,873,357		—	—
HSBC Bank PLC	74,212	74,212		—	—
J.P. Morgan Securities LLC	21,000,816	21,000,816		—	—
Morgan Stanley	8,033	8,033		—	—
RBC Capital Markets LLC	6,223,614	6,223,614		—	—
State Street Bank & Trust Co.	8,389,893	8,389,893		—	—
UBS AG	8,724,193	8,724,193		—	—
UBS Securities LLC	349,611	349,611		—	—
Virtu Americas LLC	4,935,734	4,935,734		—	—
Wells Fargo Securities LLC	70,632	70,632		—	—

	$64,868,592	$64,868,592		$—	$—

S&P 500 Value
Barclays Bank PLC	$2,916	$2,916		$—	$—
Barclays Capital, Inc.	1,681,983	1,681,983		—	—
BNP Paribas SA	26,342,733	26,342,733		—	—
Citigroup Global Markets, Inc.	14,124,804	14,124,804		—	—
Goldman Sachs & Co. LLC	41,677,690	41,677,690		—	—
J.P. Morgan Securities LLC	9,153,935	9,153,935		—	—
Morgan Stanley	134,468	134,468		—	—
SG Americas Securities LLC	1,175,681	1,175,681		—	—
State Street Bank & Trust Co.	76,624	76,182		—	(442	)(b)
Toronto-Dominion Bank	292,945	292,945		—	—
UBS AG	3,030,614	3,030,614		—	—
UBS Securities LLC	1,078,839	1,078,839		—	—
Virtu Americas LLC	17,686,554	17,686,554		—	—
Wells Fargo Securities LLC	1,518,472	1,509,724		—	(8,748	)(b)

	$117,978,258	$117,969,068		$—	$(9,190)

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

S&P Mid-Cap 400 Growth
Barclays Bank PLC	$7,768,907	$7,768,907		$—	$—
Barclays Capital, Inc.	3,060,692	3,060,692		—	—
BNP Paribas SA	76,572,211	76,572,211		—	—
BofA Securities, Inc.	45,350,097	45,350,097		—	—
Citigroup Global Markets, Inc.	9,834,023	9,834,023		—	—
Credit Suisse Securities (USA) LLC	1,784,837	1,784,837		—	—
Goldman Sachs & Co. LLC	67,672,542	67,672,542		—	—
ING Financial Markets LLC	1,749,090	1,749,090		—	—
J.P. Morgan Securities LLC	64,072,372	64,072,372		—	—
Jefferies LLC	64,022	64,022		—	—
Morgan Stanley	26,435,478	26,435,478		—	—
National Financial Services LLC	11,529,711	11,529,711		—	—
RBC Capital Markets LLC	355,368	355,368		—	—
Scotia Capital (USA), Inc.	74,477	74,477		—	—
SG Americas Securities LLC	167,139	167,139		—	—
Toronto-Dominion Bank	5,226,937	5,226,937		—	—
UBS AG	9,674,637	9,674,637		—	—
UBS Securities LLC	3,017,726	3,017,726		—	—
Virtu Americas LLC	551,054	551,054		—	—
Wells Fargo Bank N.A.	2,169,651	2,169,651		—	—
Wells Fargo Securities LLC	1,428,420	1,428,420		—	—

	$338,559,391	$338,559,391		$—	$—

S&P Mid-Cap 400 Value
Barclays Bank PLC	$284,763	$284,763		$—	$—
Barclays Capital, Inc.	8,047,619	8,047,619		—	—
BMO Capital Markets Corp.	17,941	17,913		—	(28	)(b)
BNP Paribas SA	23,374,569	23,374,569		—	—
BofA Securities, Inc.	25,289,643	25,289,643		—	—
Citadel Clearing LLC	2,642,756	2,642,756		—	—
Citigroup Global Markets, Inc.	10,766,782	10,766,782		—	—
Credit Suisse Securities (USA) LLC	14,498	14,498		—	—
Goldman Sachs & Co. LLC	36,277,640	36,277,640		—	—
HSBC Bank PLC	185,109	185,109		—	—
J.P. Morgan Securities LLC	70,530,414	70,530,414		—	—
Jefferies LLC	766,697	766,697		—	—
Morgan Stanley	13,167,228	13,167,228		—	—
National Financial Services LLC	3,241,219	3,241,219		—	—
Natixis SA	3,267,782	3,267,782		—	—
Scotia Capital (USA), Inc.	1,272,960	1,272,960		—	—
Toronto-Dominion Bank	5,258,062	5,258,062		—	—
UBS AG	2,813,898	2,799,604		—	(14,294	)(b)
UBS Securities LLC	983,473	983,473		—	—
Wells Fargo Bank N.A.	522,226	522,226		—	—
Wells Fargo Securities LLC	703,153	703,153		—	—

	$209,428,432	$209,414,110		$—	$(14,322)

86	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

S&P Small-Cap 600 Growth
Barclays Bank PLC	$1,553,382	$1,553,382		$—	$—
Barclays Capital, Inc.	534,115	534,115		—	—
BNP Paribas SA	52,521,309	52,521,309		—	—
BofA Securities, Inc.	26,060,422	26,060,422		—	—
Citigroup Global Markets, Inc.	20,868,190	20,868,190		—	—
Goldman Sachs & Co. LLC	31,425,796	31,425,796		—	—
J.P. Morgan Securities LLC	37,334,793	37,334,793		—	—
Jefferies LLC	4,852,023	4,852,023		—	—
Morgan Stanley	6,214,456	6,214,456		—	—
National Financial Services LLC	5,721,846	5,721,846		—	—
Natixis SA	1,389,420	1,389,420		—	—
Pershing LLC	333,641	333,641		—	—
RBC Capital Markets LLC	408,291	408,291		—	—
Scotia Capital (USA), Inc.	226,238	226,238		—	—
SG Americas Securities LLC	1,903,959	1,903,959		—	—
State Street Bank & Trust Co.	374,320	373,356		—	(964	)(b)
Toronto-Dominion Bank	5,131,798	5,131,798		—	—
UBS AG	7,679,762	7,679,762		—	—
UBS Securities LLC	1,281,610	1,281,610		—	—
Wells Fargo Bank N.A.	4,177,407	4,177,407		—	—
Wells Fargo Securities LLC	618,624	618,624		—	—

	$210,611,402	$210,610,438		$—	$(964)

S&P Small-Cap 600 Value
Barclays Bank PLC	$2,098,881	$2,098,881		$—	$—
Barclays Capital, Inc.	5,478,922	5,478,922		—	—
BNP Paribas SA	43,260,771	43,260,771		—	—
BofA Securities, Inc.	13,467,083	13,467,083		—	—
Citigroup Global Markets, Inc.	2,491,722	2,491,722		—	—
Deutsche Bank Securities, Inc.	90,944	90,944		—	—
Goldman Sachs & Co. LLC	36,400,902	36,400,902		—	—
J.P. Morgan Securities LLC	38,150,254	38,150,254		—	—
Jefferies LLC	4,397,979	4,397,979		—	—
Morgan Stanley	36,146,905	36,146,905		—	—
National Financial Services LLC	6,605,417	6,605,417		—	—
Pershing LLC	24,876	24,876		—	—
RBC Capital Markets LLC	120,918	120,918		—	—
SG Americas Securities LLC	1,809,042	1,809,042		—	—
State Street Bank & Trust Co.	19,553,749	19,553,749		—	—
Toronto-Dominion Bank	14,623,706	14,623,706		—	—
UBS AG	29,733,302	29,733,302		—	—
UBS Securities LLC	3,186,603	3,186,603		—	—
Wells Fargo Bank N.A.	4,155,184	4,155,184		—	—
Wells Fargo Securities LLC	509,003	509,003		—	—

	$262,306,163	$262,306,163		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements   (continued)

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid. Total return swaps are entered into by the iShares S&P Mid-Cap 400 Growth ETF, iShares S&P Mid-Cap 400 Value, iShares S&P Small-Cap 600 Growth ETF and iShares S&P Small-Cap 600 Value ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day.

88	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
S&P 100	0.20%
S&P 500 Growth	0.18
S&P 500 Value	0.18
S&P Mid-Cap 400 Value	0.18
S&P Small-Cap 600 Growth	0.18
S&P Small-Cap 600 Value	0.18

For its investment advisory services to the iShares S&P Mid-Cap 400 Growth ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Average Daily Net Assets	Investment Advisory Fee
First $121 billion	0.1800%
Over $121 billion, up to and including $181 billion	0.1710
Over $181 billion, up to and including $231 billion	0.1624
Over $231 billion, up to and including $281 billion	0.1543
Over $281 billion	0.1465

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements   (continued)

Prior to January 1, 2022, each Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended March 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

S&P 100	$5,469
S&P 500 Growth	72,927
S&P 500 Value	50,178
S&P Mid-Cap 400 Growth	279,097
S&P Mid-Cap 400 Value	112,769
S&P Small-Cap 600 Growth	387,401
S&P Small-Cap 600 Value	201,656

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

S&P 100	$33,317,384	$32,080,459	$(8,082,272)
S&P 500 Growth	3,223,015,931	3,246,358,818	83,171,107
S&P 500 Value	2,805,253,941	2,464,475,284	36,647,224
S&P Mid-Cap 400 Growth	1,916,553,824	1,780,528,889	(99,840,198)
S&P Mid-Cap 400 Value	1,891,680,989	1,847,841,446	81,597,554
S&P Small-Cap 600 Growth	1,461,161,746	1,543,500,102	(126,098,475)
S&P Small-Cap 600 Value	1,875,088,209	1,488,328,201	115,001,436

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

S&P 100	$186,482,803	$192,385,795
S&P 500 Growth	5,160,002,367	5,422,671,028
S&P 500 Value	4,242,984,612	4,206,144,809
S&P Mid-Cap 400 Growth	3,637,248,880	3,637,558,875
S&P Mid-Cap 400 Value	3,263,456,524	3,252,053,856
S&P Small-Cap 600 Growth	2,741,404,593	2,701,168,188
S&P Small-Cap 600 Value	3,837,154,316	3,694,005,103

90	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

For the year ended March 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

S&P 100	$ 1,846,764,694	$ 1,135,408,362
S&P 500 Growth	7,687,652,759	7,021,366,802
S&P 500 Value	6,984,263,349	4,740,367,378
S&P Mid-Cap 400 Growth	1,772,405,183	2,124,867,490
S&P Mid-Cap 400 Value	3,136,984,661	3,425,528,785
S&P Small-Cap 600 Growth	1,057,415,730	1,489,584,461
S&P Small-Cap 600 Value	3,496,903,593	3,884,530,640

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2022, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

S&P 100	$478,185,377	$(478,185,377)
S&P 500 Growth	3,760,138,989	(3,760,138,989)
S&P 500 Value	1,643,248,167	(1,643,248,167)
S&P Mid-Cap 400 Growth	886,383,329	(886,383,329)
S&P Mid-Cap 400 Value	1,092,056,436	(1,092,056,436)
S&P Small-Cap 600 Growth	607,747,778	(607,747,778)
S&P Small-Cap 600 Value	1,187,226,683	(1,187,226,683)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/22	Year Ended 03/31/21
S&P 100
Ordinary income	$ 96,979,731	$103,205,046

S&P 500 Growth
Ordinary income	$197,299,111	$253,051,096

S&P 500 Value
Ordinary income	$441,547,200	$417,220,319

S&P Mid-Cap 400 Growth
Ordinary income	$ 48,128,780	$ 51,474,580

S&P Mid-Cap 400 Value
Ordinary income	$146,686,532	$ 96,536,611

S&P Small-Cap 600 Growth
Ordinary income	$ 43,375,063	$ 35,874,295

S&P Small-Cap 600 Value
Ordinary income	$131,583,294	$ 72,032,423

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements   (continued)

As of March 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses	)(b)	Qualified Late-Year Losses (c)	Total

S&P 100	$1,978,593	$(289,162,375)	$2,202,708,317		$—	$1,915,524,535
S&P 500 Growth	—	(977,554,947)	13,365,626,514		—	12,388,071,567
S&P 500 Value	3,110,889	(1,163,006,607)	3,544,861,791		—	2,384,966,073
S&P Mid-Cap 400 Growth	—	(314,583,981)	1,114,260,266		(306,657)	799,369,628
S&P Mid-Cap 400 Value	—	(370,278,126)	626,275,601		—	255,997,475
S&P Small-Cap 600 Growth	804,512	(253,537,193)	831,842,820		—	579,110,139
S&P Small-Cap 600 Value	—	(499,167,863)	122,882,394		(9,841,340)	(386,126,809)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, accounting for swap agreements and characterization of corporate actions.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended March 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

S&P 500 Growth	$163,554,883
S&P Mid-Cap 400 Value	145,883,705
S&P Small-Cap 600 Value	149,139,903

As of March 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

S&P 100	$6,580,477,750	$2,462,164,233	$(259,455,916)	$2,202,708,317
S&P 500 Growth	23,458,413,505	13,821,842,316	(456,215,802)	13,365,626,514
S&P 500 Value	22,435,124,877	4,322,991,690	(778,129,899)	3,544,861,791
S&P Mid-Cap 400 Growth	6,771,951,465	1,359,204,385	(244,944,119)	1,114,260,266
S&P Mid-Cap 400 Value	7,986,844,006	979,918,122	(353,642,521)	626,275,601
S&P Small-Cap 600 Growth	5,022,950,141	1,117,954,088	(286,111,269)	831,842,819
S&P Small-Cap 600 Value	8,686,380,055	946,006,691	(823,124,298)	122,882,393

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or

92	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/22		Year Ended 03/31/21

iShares ETF	Shares	Amount	Shares	Amount

S&P 100
Shares sold	9,000,000	$1,852,545,063	12,000,000	$1,674,265,940
Shares redeemed	(5,650,000)	(1,139,200,444)	(14,150,000)	(2,212,964,177)

Net increase (decrease)	3,350,000	$713,344,619	(2,150,000)	$(538,698,237)

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements   (continued)

	Year Ended 03/31/22		Year Ended 03/31/21

iShares ETF	Shares	Amount	Shares		Amount

S&P 500 Growth
Shares sold	97,500,000	$7,705,816,385	81,550,000	(a)	$4,864,386,522
Shares redeemed	(95,050,000)	(7,302,882,197)	(143,300,000	)(a)	(8,610,239,836)

Net increase (decrease)	2,450,000	$402,934,188	(61,750,000)		$(3,745,853,314)

S&P 500 Value
Shares sold	46,050,000	$7,005,954,291	31,450,000		$3,850,001,198
Shares redeemed	(31,550,000)	(4,746,154,933)	(26,950,000)		(3,026,601,466)

Net increase	14,500,000	$2,259,799,358	4,500,000		$823,399,732

S&P Mid-Cap 400 Growth
Shares sold	21,850,000	$1,790,788,361	23,000,000	(a)	$1,448,881,015
Shares redeemed	(26,700,000)	(2,146,241,019)	(38,550,000	)(a)	(2,411,090,399)

Net decrease	(4,850,000)	$(355,452,658)	(15,550,000)		$(962,209,384)

S&P Mid-Cap 400 Value
Shares sold	29,700,000	$3,198,148,426	21,800,000	(b)	$1,910,982,904
Shares redeemed	(32,600,000)	(3,477,065,587)	(11,550,000	)(b)	(805,072,169)

Net increase (decrease)	(2,900,000)	$(278,917,161)	10,250,000		$1,105,910,735

S&P Small-Cap 600 Growth
Shares sold	8,450,000	$1,117,417,618	12,950,000	(b)	$1,406,028,923
Shares redeemed	(11,850,000)	(1,555,587,453)	(15,350,000	)(b)	(1,496,764,643)

Net decrease	(3,400,000)	$(438,169,835)	(2,400,000)		$(90,735,720)

S&P Small-Cap 600 Value
Shares sold	36,350,000	$3,774,747,013	22,950,000	(b)	$1,915,906,938
Shares redeemed	(40,450,000)	(4,134,083,314)	(17,550,000	)(b)	(1,228,172,603)

Net increase (decrease)	(4,100,000)	$(359,336,301)	5,400,000		$687,734,335

(a)	Share transactions reflect a four-for-one stock split effective after the close of trading on October 16, 2020.
(b)	Share transactions reflect a two-for-one stock split effective after the close of trading on October 16, 2020.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	LEGAL PROCEEDINGS

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation sought to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares S&P 500 Value ETF received proceeds of $2,091,170 in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but were subject to various appeals. On February 22, 2022, the United States Supreme Court refused to hear the last of these appeals and, accordingly, the Litigation is now closed.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

94	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares S&P 100 ETF, iShares S&P 500 Growth ETF,

iShares S&P 500 Value ETF, iShares S&P Mid-Cap 400 Growth ETF,

iShares S&P Mid-Cap 400 Value ETF, iShares S&P Small-Cap 600 Growth ETF and

iShares S&P Small-Cap 600 Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares S&P 100 ETF, iShares S&P 500 Growth ETF, iShares S&P 500 Value ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares S&P Mid-Cap 400 Value ETF, iShares S&P Small-Cap 600 Growth ETF and iShares S&P Small-Cap 600 Value ETF (seven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	95

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Dividend Income
S&P 100	$113,404,436
S&P 500 Growth	249,792,366
S&P 500 Value	467,198,844
S&P Mid-Cap 400 Growth	48,989,242
S&P Mid-Cap 400 Value	125,558,774
S&P Small-Cap 600 Growth	45,233,460
S&P Small-Cap 600 Value	118,587,681

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Business Income
S&P 100	$1,119,503
S&P 500 Growth	4,186,331
S&P 500 Value	11,247,142
S&P Mid-Cap 400 Growth	4,427,471
S&P Mid-Cap 400 Value	14,905,007
S&P Small-Cap 600 Growth	4,354,190
S&P Small-Cap 600 Value	16,974,903

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
S&P 100	100.00%
S&P 500 Growth	100.00%
S&P 500 Value	100.00%
S&P Mid-Cap 400 Growth	100.00%
S&P Mid-Cap 400 Value	87.08%
S&P Small-Cap 600 Growth	100.00%
S&P Small-Cap 600 Value	100.00%

96	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares S&P 100 ETF, iShares S&P 500 Growth ETF, iShares S&P 500 Value ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares S&P Mid-Cap 400 Value ETF, iShares S&P Small-Cap 600 Growth ETF and iShares S&P Small-Cap 600 Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	97

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
S&P 100(a)	$2.353494	$—	$0.004717	$2.358211	100%	—%	0	%(b)	100%
S&P 500 Growth(a)	0.412769	—	0.003752	0.416521	99	—	1		100
S&P 500 Value(a)	2.814795	—	0.037672	2.852467	99	—	1		100
S&P Mid-Cap 400 Growth(a)	0.456151	—	0.027122	0.483273	94	—	6		100
S&P Mid-Cap 400 Value(a)	1.736998	—	0.086186	1.823184	95	—	5		100
S&P Small-Cap 600 Growth(a)	0.878696	—	0.054791	0.933487	94	—	6		100
S&P Small-Cap 600 Value(a)	1.432282	—	0.102311	1.534593	93	—	7		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

98	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of March 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	99

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2006; iShares U.S. ETF Trust, since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (45)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

100	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

James Mauro (51)	Executive Vice President (since 2021).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	101

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

102	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	103

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-301-0322

MARCH 31, 2022

2022 Annual Report

iShares Trust

• iShares Preferred and Income Securities ETF | PFF | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. The corporate bond market also faced inflationary headwinds, although the improving economy assuaged credit concerns and high-yield corporate bonds consequently declined less than investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. Sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	5.92%	15.65%

U.S. small cap equities (Russell 2000® Index)	(5.55)	(5.79)

International equities (MSCI Europe, Australasia, Far East Index)	(3.38)	1.16

Emerging market equities (MSCI Emerging Markets Index)	(8.20)	(11.37)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.04)	(3.31)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(5.92)	(4.15)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.55)	(4.47)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.16)	(0.66)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2022 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 11.92%. The strengthening economy supported equities, as high consumer spending drove robust growth, and most remaining coronavirus pandemic-related restrictions were eased. Increased economic activity led to strong corporate earnings as companies reaped the benefits of the recovery. Nonetheless, significant challenges emerged, particularly during the second half of the reporting period, including high inflation, rising interest rates, and the impacts of Russia’s invasion of Ukraine.

The U.S. economic recovery was powered primarily by consumers, who were supported by strong household balance sheets. Prior to the beginning of the reporting period, fiscal stimulus and business closures led to record-high personal savings rates. This allowed consumers to spend at an elevated level throughout much of the reporting period, as pent-up demand was released. The ensuing acceleration in economic activity allowed the U.S. to reach and then surpass its pre-pandemic output level. Hiring increased as businesses restored capacity, and unemployment decreased substantially, falling to 3.6% in March 2022.

The growing economy and rapid increases in consumer spending drove a significant rise in inflation. Supply chains for many goods were disrupted by the pandemic and were unable to quickly adapt to the rapid rebound in demand. In one prominent example of this dynamic, a global shortage of semiconductors created bottlenecks in the production of many goods, including automobiles. Consequently, the price of used cars rose sharply during the reporting period and was a notable factor in overall inflation. Oil prices also rose significantly as demand increased, and the supply of oil was constrained by a lack of investment. The strong job market led to higher wages, particularly at the lower end of the market. These factors led to higher prices in many areas of the economy. By the end of the reporting period the consumer price index, a widely used measure of prices in the U.S., grew at the fastest rate since 1982.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates and indicated that further increases could be necessary. Interest rates rose significantly in anticipation of further tightening, leading to higher borrowing costs for businesses.

Russia’s invasion of Ukraine in late February 2022 raised the prospect of substantial disruptions to the global economy and increased uncertainty in financial markets. The invasion was met with widespread condemnation and sanctions imposed by many countries on the Russian state, businesses, and individuals. This led to sharp volatility in energy markets, as Russia is a top producer of both oil and natural gas. Furthermore, both Russia and Ukraine are notable exporters of wheat, and the war’s disruption led to concerns surrounding food prices.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Preferred and Income Securities ETF

Investment Objective

The iShares Preferred and Income Securities ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated preferred and hybrid securities, as represented by the ICE Exchange-Listed Preferred & Hybrid Securities Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(0.67)%	4.07%	5.09%	(0.67)%	22.07%	64.24%
Fund Market	(0.92)	4.09	5.07	(0.92)	22.19	63.94
Index	(0.30)	4.78	5.77	(0.30)	26.32	75.30

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 31, 2019 reflects the performance of the S&P U.S. Preferred Stock IndexTM. Index performance beginning on February 1, 2019 through October 31, 2019 reflects the performance of the ICE Exchange-Listed Preferred & Hybrid Securities Transition Index, which terminated on October 31, 2019. Index performance beginning on November 1, 2019 reflects the performance of the ICE Exchange-Listed Preferred & Hybrid Securities Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 7 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 955.20	$ 2.19		$ 1,000.00	$ 1,022.70	$ 2.27		0.45%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2022 (continued)	iShares® Preferred and Income Securities ETF

Portfolio Management Commentary

U.S. dollar-denominated preferred stocks posted a marginal decline for the reporting period. Preferred stock typically pays a steady stream of dividends; therefore its value is sensitive to prevailing interest rates. When interest rates rise, the dividends paid on preferred stock become relatively less attractive to investors, which weighs on the value of preferred stock. During the reporting period, the Fed raised short-term interest rates and the yields on most bonds rose. Furthermore, the Fed set expectations for additional interest rate increases throughout 2022, and investors anticipated that interest rates would continue to rise. However, the value of preferred and hybrid securities is also influenced by the financial conditions of the issuing company. The positive performance of companies represented in the Index during the reporting period helped to partially offset the negative impact of higher interest rates.

The financials sector, representing approximately 54% of the Index on average for the reporting period, detracted the most from the Index’s return. In particular, preferred stock issued by banks, which tend to issue high levels of preferred stock due to regulatory capital requirements, declined. Because preferred stock is classified as equity rather than debt on balance sheets, it can be a useful tool to meet target capital ratios.

The industrials sector also detracted from the Index’s return, driven by a company in the professional services industry that proposed a new offering of preferred stock that will dilute the value for current shareholders. The real estate sector, which uses preferred stock for financing, also detracted from the Index’s return.

On the upside, the information technology sector contributed to the Index’s performance amid healthy cash flows in the semiconductor industry. Stocks in the healthcare sector rose due to strong demand for healthcare equipment products.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	53.9%
Utilities	14.6
Real Estate	6.8
Health Care	5.3
Information Technology	4.4
Communication Services	4.4
Industrials	3.1
Consumer Discretionary	2.8
Energy	2.1
Consumer Staples	1.1
Other (each representing less than 1%)	1.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Broadcom Inc., Series A, 8.00%	3.5%
Wells Fargo & Co., Series L, 7.50	1.9
Danaher Corp., Series A, 4.75	1.5
Bank of America Corp., Series L, 7.25	1.3
Danaher Corp., Series B, 5.00	1.2
NextEra Energy Inc., 5.28	1.2
Citigroup Capital XIII, 6.67	1.1
Avantor Inc., Series A, 6.25	1.0
NextEra Energy Inc., 6.22	0.9
JPMorgan Chase & Co., Series EE, 6.00	0.9

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of the Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	7

Schedule of Investments March 31, 2022	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Electric Utilities — 0.0%
American Electric Power Co. Inc.	1	$100

Total Common Stocks — 0.0% (Cost: $0)		100

Preferred Stocks

Auto Components — 0.7%
Aptiv PLC, Series A, 5.50%(a)	910,178	124,211,992

Automobiles — 0.7%
Ford Motor Co.
6.00%	2,532,136	64,442,861
6.20%	2,373,752	60,957,952

		125,400,813

Banks — 24.6%
Associated Banc-Corp.
Series E, 5.88%	316,202	8,142,202
Series F, 5.63%	318,107	8,138,768
Atlantic Union Bankshares Corp., Series A, 6.88%	542,593	14,112,844
Bank of America Corp.
Series 02, 3.00% (3 mo. LIBOR US + 0.650%)(b)(c) .	669,517	12,975,239
Series 4, 4.00% (3 mo. LIBOR US + 0.750%)(c)	466,616	10,088,238
Series 5, 4.00% (3 mo. LIBOR US + 0.500%)(c)	944,679	20,546,768
Series E, 4.00% (3 mo. LIBOR US + 0.350%)(b)(c)	710,784	15,921,562
Series GG, 6.00%	3,074,241	80,053,236
Series HH, 5.88%	1,943,049	49,606,041
Series K, 6.45% (3 mo. LIBOR US + 1.327%)(c)	2,392,164	62,985,678
Series KK, 5.38%	3,180,691	80,407,868
Series L, 7.25%	175,931	230,909,437
Series LL, 5.00%	2,984,812	72,172,754
Series NN, 4.38%	2,504,298	54,218,052
Series PP, 4.13%(b)	2,079,729	44,319,025
Series QQ, 4.25%	2,957,471	63,851,799
Series SS, 4.75%(b)	1,588,760	36,811,569
Bank of Hawaii Corp., Series A, 4.38%	565,659	12,942,278
Bank OZK, Series A, 4.63%	1,114,648	23,351,876
Cadence Bank, Series A, 5.50%(b)	555,043	14,153,596
Citigroup Inc.
Series J, 7.13% (3 mo. LIBOR US + 4.040%)(c)	3,006,738	79,287,681
Series K, 6.88% (3 mo. LIBOR US + 4.130%)(b)(c)	4,731,845	124,684,116
Citizens Financial Group Inc.
Series D, 6.35% (3 mo. LIBOR US + 3.642%)(c)	956,537	24,994,312
Series E, 5.00%	1,428,014	33,129,925
Connectone Bancorp Inc., Series A, 5.25% (5 year CMT + 4.420%)(c)	361,343	8,686,686
Cullen/Frost Bankers Inc., Series B, 4.45%(b)	486,265	10,629,753
Dime Community Bancshares Inc., 5.50%	416,675	9,962,699
Fifth Third Bancorp.
Series A, 6.00%	628,990	16,014,085
Series I, 6.63% (3 mo. LIBOR US + 3.710%)(b)(c)	1,413,750	36,913,012
Series K, 4.95%	786,348	18,644,311
First Citizens BancShares Inc./NC
Series A, 5.38%	1,097,844	28,071,871
Series C, 5.63%	642,748	16,042,990
First Horizon Corp.
6.50%	474,349	12,501,468
Series D, 6.10% (3 mo. LIBOR US + 3.859%)(c)	316,202	8,426,783
Series F, 4.70%	471,970	10,406,938

Security	Shares	Value

Banks (continued)
First Republic Bank/CA
Series H, 5.13%	643,716	$15,198,135
Series I, 5.50%(b)	943,627	23,996,435
Series J, 4.70%	1,255,731	28,103,260
Series K, 4.13%(b)	1,586,716	32,718,084
Series L, 4.25%	2,365,963	49,117,392
Series M, 4.00%	2,373,752	47,498,778
Series N, 4.50%(b)	2,341,966	51,710,609
FNB Corp./PA, 7.25% (3 mo. LIBOR US + 4.600%)(c)	352,582	9,350,475
Fulton Financial Corp., Series A, 5.13%	628,990	14,039,057
Hancock Whitney Corp., 6.25%	555,314	14,415,951
Heartland Financial USA Inc., Series E, 7.00% (5 year CMT + 6.675%)(c)	363,762	9,767,010
Huntington Bancshares Inc./OH
Series C, 5.70%(b)	550,018	13,695,448
Series H, 4.50%	1,586,424	33,187,990
JPMorgan Chase & Co.
Series DD, 5.75%	5,368,843	137,925,577
Series EE, 6.00%(b)	5,859,687	154,226,962
Series GG, 4.75%	2,848,410	65,371,009
Series JJ, 4.55%	4,747,505	103,780,459
Series LL, 4.63%	5,855,596	128,881,668
Series MM, 4.20%	6,330,300	133,442,724
KeyCorp
Series E, 6.13% (3 mo. LIBOR US + 3.892%)(b)(c)	1,570,951	43,531,052
Series F, 5.65%	1,335,190	33,900,474
Series G, 5.63%	1,413,750	35,555,812
Old National Bancorp.
Series A, 7.00%	341,042	9,085,359
Series C, 7.00%(b)	386,369	10,385,599
People’s United Financial Inc., Series A, 5.63% (3 mo. LIBOR US + 4.020%)(c)	800,085	20,850,215
Pinnacle Financial Partners Inc., Series B, 6.75%	721,497	19,004,231
PNC Financial Services Group Inc. (The), Series P, 6.13% (3 mo. LIBOR US + 4.067%)(c)	4,747,505	120,206,827
Popular Capital Trust II, 6.13%	408,364	10,437,784
Regions Financial Corp.
Series B, 6.38% (3 mo. LIBOR US + 3.536%)(c)	1,583,664	41,571,180
Series C, 5.70% (3 mo. LIBOR US + 3.148%)(c)	1,584,052	41,296,236
Series E, 4.45%	1,271,739	27,227,932
Signature Bank/New York NY, Series A, 5.00%	2,310,673	52,452,277
Silvergate Capital Corp., Series A, 5.38%	630,035	13,570,954
SVB Financial Group, Series A, 5.25%	1,113,945	26,701,262
Synovus Financial Corp.
Series D, 6.30% (3 mo. LIBOR US + 3.352%)(b)(c)	641,359	16,675,334
Series E, 5.88% (5 year CMT + 4.127%)(c)	1,113,252	29,167,202
Texas Capital Bancshares Inc., Series B, 5.75%	958,090	23,952,250
Truist Financial Corp.
Series I, 4.00% (3 mo. LIBOR US + 0.530%)(c)	545,591	11,812,045
Series O, 5.25%(b)	1,819,905	45,879,805
Series R, 4.75%	2,927,643	67,013,748
U.S. Bancorp.
Series A, 3.50% (3 mo. LIBOR US + 1.020%)(c)	45,741	36,135,390
Series B, 3.50% (3 mo. LIBOR US + 0.600%)(b)(c)	3,165,122	63,745,557
Series K, 5.50%	1,821,203	47,314,854
Series L, 3.75%	1,587,476	31,289,152
Series M, 4.00%	2,373,752	49,089,191
Series O, 4.50%	1,424,474	32,136,133
United Community Banks Inc./GA, Series I, 6.88%	298,643	7,719,922

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Valley National Bancorp
Series A, 6.25% (3 mo. LIBOR US + 3.850%)(c)	365,673	$9,734,215
Series B, 5.50% (3 mo. LIBOR US + 3.578%)(c)	316,202	7,889,240
Webster Financial Corp.
Series F, 5.25%	474,348	11,242,048
Series G, 6.50%(b)	426,939	10,827,173
Wells Fargo & Co.
Series AA, 4.70%	2,941,574	64,861,707
Series CC, 4.38%	2,637,776	55,261,407
Series DD, 4.25%	3,147,631	65,124,485
Series L, 7.50%	253,044	335,283,300
Series Q, 5.85% (3 mo. LIBOR US + 3.090%)(c)	4,371,798	110,606,489
Series R, 6.63% (3 mo. LIBOR US + 3.690%)(b)(c)	2,109,730	56,604,056
Series Y, 5.63%(b)	1,724,280	43,744,984
Series Z, 4.75%(b)	5,102,463	113,121,605
WesBanco Inc., Series A, 6.75% (5 year CMT + 6.557%)(c)	471,522	12,759,385
Western Alliance Bancorp, Series A, 4.25% (5 year CMT + 3.452%)(c)	956,864	23,261,364
Wintrust Financial Corp.
Series D, 6.50% (3 mo. LIBOR US + 4.060%)(c)	397,233	10,395,588
Series E, 6.88% (5 year CMT + 6.507%)(c)	916,310	25,821,616
Zions Bancorp N.A., Series G, 6.30% (3 mo. LIBOR US + 4.240%)(b)(c)	437,693	11,445,672

		4,356,224,594

Capital Markets — 9.2%
Affiliated Managers Group Inc.
4.20%	627,918	12,520,685
4.75%	878,714	19,296,560
5.88%	956,271	23,887,650
B. Riley Financial Inc.
5.00%	1,029,433	24,654,920
5.25%	996,837	23,904,151
5.50%	665,528	16,638,200
6.00%	723,570	18,103,721
6.38%	447,603	11,404,924
6.50%	525,180	13,402,594
6.75%	349,363	8,912,250
Brookfield Finance I UK PLC, 4.50%	722,685	14,914,773
Brookfield Finance Inc., Series 50, 4.63%	1,271,691	26,730,945
Carlyle Finance LLC, 4.63%	1,585,659	34,535,653
Charles Schwab Corp. (The)
Series D, 5.95%	2,373,752	60,079,663
Series J, 4.45%	1,899,623	43,463,374
Cowen Inc., 7.75%	314,320	8,131,458
First Eagle Alternative Capital BDC Inc., 5.00%	350,611	8,639,055
Gladstone Investment Corp.
4.88%	422,945	10,556,707
5.00%	402,520	10,095,202
Goldman Sachs Group Inc. (The)
Series A, 3.75% (3 mo. LIBOR US + 0.750%)(b)(c)	2,373,671	51,223,820
Series C, 4.00% (3 mo. LIBOR US + 0.750%)(c)	628,989	14,051,614
Series D, 4.00% (3 mo. LIBOR US + 0.670%)(c)	4,272,765	92,035,358
Series J, 5.50% (3 mo. LIBOR US + 3.640%)(c)	3,165,122	80,615,657
Series K, 6.38% (3 mo. LIBOR US + 3.550%)(c)	2,215,368	58,884,482
KKR & Co. Inc., Series C, 6.00%(a)	1,819,862	135,233,945
KKR Group Finance Co. IX LLC, 4.63%	1,585,512	34,817,844
Logan Ridge Finance Corp., 5.75%(a)	163,510	4,099,196
Morgan Stanley
Series A, 4.00% (3 mo. LIBOR US + 0.700%)(b)(c)	3,481,396	77,112,921

Security	Shares	Value

Capital Markets (continued)
Series E, 7.13% (3 mo. LIBOR US + 4.320%)(c)	2,730,096	$72,811,660
Series F, 6.88% (3 mo. LIBOR US + 3.940%)(c)	2,690,520	71,863,789
Series I, 6.38% (3 mo. LIBOR US + 3.708%)(c)	3,165,122	84,128,943
Series K, 5.85% (3 mo. LIBOR US + 3.491%)(c)	3,165,122	82,767,940
Series L, 4.88%	1,585,247	37,506,944
Series O, 4.25%	4,114,463	88,502,099
Newtek Business Services Corp., 5.50%	316,202	7,999,911
Northern Trust Corp., Series E, 4.70%	1,270,725	31,437,737
Oaktree Capital Group LLC
Series A, 6.63%	566,212	14,715,850
Series B, 6.55%	739,187	19,492,361
Prospect Capital Corp., Series A, 5.35%	471,522	9,623,764
State Street Corp.
Series D, 5.90% (3 mo. LIBOR US + 3.108%)(c)	2,373,752	61,005,426
Series G, 5.35% (3 mo. LIBOR US + 3.709%)(c)	1,570,951	41,583,073
Stifel Financial Corp.
5.20%	706,548	17,571,849
Series B, 6.25%	502,325	13,010,218
Series C, 6.13%	708,352	18,438,403
Series D, 4.50%	958,144	19,910,232

		1,630,317,521

Chemicals — 0.1%
EI du Pont de Nemours & Co., Series B, 4.50%	132,171	12,992,409

Commercial Services & Supplies — 0.6%
Charah Solutions Inc., 8.50%	440,164	10,550,731
GFL Environmental Inc., 6.00%(a)	1,145,831	84,837,327
Pitney Bowes Inc., 6.70%	831,137	18,459,553

		113,847,611

Consumer Finance — 2.2%
Atlanticus Holdings Corp., 6.13%	471,522	11,830,487
Capital One Financial Corp.
Series I, 5.00%	4,747,505	109,524,940
Series J, 4.80%	3,956,548	87,281,449
Series K, 4.63%	395,222	8,568,413
Series L, 4.38%	2,136,630	43,330,856
Series N, 4.25%	1,352,052	27,324,971
Navient Corp., 6.00%	956,925	22,899,215
SLM Corp., Series B, 2.62%
(3 mo. LIBOR US + 1.700%)(c)	320,889	19,108,940
Synchrony Financial, Series A, 5.63%	2,373,752	57,824,599

		387,693,870

Diversified Financial Services — 2.1%
Apollo Asset Management Inc.
Series A, 6.38%	870,277	21,896,170
Series B, 6.38%(b)	947,951	24,258,066
Citigroup Capital XIII, 6.67% (3 mo. LIBOR US + 6.370%)(c)	7,113,903	194,920,942
Compass Diversified Holdings
Series A, 7.25%	316,202	7,920,860
Series B, 7.88% (3 mo. LIBOR US + 4.985%)(c)	316,202	8,135,878
Series C, 7.88%	366,221	9,488,786
Equitable Holdings Inc.
Series A, 5.25%	2,532,136	59,733,088
Series C, 4.30%	957,906	19,043,171
Voya Financial Inc., Series B, 5.35% (5 year CMT + 3.210%)(c)	960,241	24,726,206

		370,123,167

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) March 31, 2022	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services — 2.9%
AT&T Inc.
5.35%	4,185,825	$105,733,940
5.63%	2,611,288	66,509,505
Series A, 5.00%	3,798,164	86,598,139
Series C, 4.75%	5,538,875	121,190,585
Qwest Corp.
6.50%	3,093,816	76,200,688
6.75%	2,088,771	52,114,837

		508,347,694

Electric Utilities — 11.0%
Alabama Power Co., Series A, 5.00%	800,671	20,280,996
Algonquin Power & Utilities Corp.
6.88% (3 mo. LIBOR US + 3.677%)(c)	899,350	23,491,022
7.75%(a)	1,818,467	90,123,225
Series 19-A, 6.20% (3 mo. LIBOR US + 4.010%)(c)	1,099,429	28,816,034
American Electric Power Co. Inc., 6.13%(a)(b)	1,345,260	75,159,676
BIP Bermuda Holdings I Ltd., 5.13%	954,688	21,595,043
Brookfield BRP Holdings, 4.63%	1,114,959	22,488,723
Brookfield BRP Holdings Canada Inc., 4.88%	831,899	18,451,520
Brookfield Infrastructure Finance ULC, 5.00%	800,628	17,549,766
CMS Energy Corp.
5.63%	627,903	15,923,620
5.88%	1,993,961	51,244,798
5.88%	893,387	23,058,318
DTE Energy Co.
4.38%	894,548	20,816,132
Series E, 5.25%	1,270,447	31,430,859
Series G, 4.38%	722,685	16,087,691
Duke Energy Corp.
5.63%	1,584,591	40,739,835
Series A, 5.75%	3,165,122	82,039,962
Entergy Arkansas LLC, 4.88%	1,302,161	32,554,025
Entergy Louisiana LLC, 4.88%	862,283	21,798,514
Entergy Mississippi LLC, 4.90%	831,282	20,457,850
Georgia Power Co., Series 2017, 5.00%	862,188	21,770,247
National Rural Utilities Cooperative Finance Corp., Series US, 5.50%	799,007	20,678,301
NextEra Energy Capital Holdings Inc., Series N, 5.65%	2,175,793	56,309,523
NextEra Energy Inc.
4.87%(a)(b)	2,379,479	147,028,007
5.28%(a)	3,959,255	206,475,148
6.22%(a)	3,167,339	166,411,991
Pacific Gas & Electric Co., Series A, 6.00%	334,215	10,143,425
PG&E Corp., 5.50%(a)	1,266,028	142,352,188
SCE Trust II, 5.10%(b)	705,750	15,844,088
SCE Trust III, Series H, 5.75% (3 mo. LIBOR US + 2.990%)(c)	878,607	20,937,205
SCE Trust IV, Series J, 5.38% (3 mo. LIBOR US + 3.132%)(c)	1,035,878	24,073,805
SCE Trust V, Series K, 5.45% (3 mo. LIBOR US + 3.790%)(c)	956,894	23,912,781
SCE Trust VI, 5.00%	1,506,667	33,327,474
Sempra Energy, 5.75%	2,397,750	61,310,467
Southern Co. (The)
5.25%	1,427,625	36,133,189
Series 2019, 6.75%(a)	2,731,886	149,188,294
Series 2020, 4.95%	3,165,122	76,374,394

Security	Shares	Value

Electric Utilities (continued)
Series C, 4.20%	2,373,752	$52,958,407

		1,939,336,543

Electrical Equipment — 0.1%
Babcock & Wilcox Enterprises Inc., Series A, 7.75%	611,207	15,222,660

Electronic Equipment, Instruments & Components — 0.3%
II-VI Inc., Series A, 6.00%(a)	181,832	53,664,078

Energy Equipment & Services — 0.1%
Hoegh LNG Partners LP, Series A, 8.75%	573,043	13,541,006

Equity Real Estate Investment Trusts (REITs) — 7.3%
Agree Realty Corp., Series A, 4.25%	563,379	11,199,975
American Finance Trust Inc., Series A, 7.50%	637,633	16,546,576
American Homes 4 Rent
Series F, 5.88%	490,298	12,286,868
Series G, 5.88%	365,668	9,170,953
Series H, 6.25%	365,668	9,437,891
Arbor Realty Trust Inc.
Series D, 6.38%(b)	737,805	16,600,613
Series F, 6.25% (SOFR + 5.440%)(c)	881,745	21,770,284
Armada Hoffler Properties Inc., Series A, 6.75%	471,545	12,250,739
Braemar Hotels & Resorts Inc., Series B, 5.50%	242,501	4,408,668
Brookfield DTLA Fund Office Trust Investor Inc., Series A, 7.63%	769,350	9,001,395
Cedar Realty Trust Inc., Series C, 6.50%	397,849	4,849,779
Chatham Lodging Trust, Series A, 6.63%	378,660	9,227,944
City Office REIT Inc., Series A, 6.63%	354,249	9,068,774
CorEnergy Infrastructure Trust Inc., Series A, 7.38%	406,726	7,768,101
DiamondRock Hospitality Co., 8.25%	374,834	10,101,776
Digital Realty Trust Inc.
Series J, 5.25%(b)	628,990	15,668,141
Series K, 5.85%	659,527	17,167,488
Series L, 5.20%	1,097,724	27,333,328
DigitalBridge Group Inc.
Series H, 7.13%	702,206	17,323,422
Series I, 7.15%	1,098,110	27,331,958
Series J, 7.13%	1,003,707	24,811,637
Diversified Healthcare Trust
5.63%	1,116,838	20,225,936
6.25%	801,909	15,909,875
EPR Properties
Series C, 5.75%	428,981	11,080,579
Series E, 9.00%	267,299	8,874,327
Series G, 5.75%	474,349	11,384,376
Equity Commonwealth, Series D, 6.50%	388,578	10,705,324
Federal Realty Investment Trust, Series C, 5.00%	477,240	12,055,082
Gladstone Commercial Corp., Series G, 6.00%	315,715	7,877,089
Gladstone Land Corp., Series B, 6.00%	470,962	12,197,916
Global Net Lease Inc.
Series A, 7.25%	537,630	13,731,070
Series B, 6.88%	353,969	8,866,888
Hersha Hospitality Trust
Series D, 6.50%	622,446	13,787,179
Series E, 6.50%	316,575	7,091,818
Hudson Pacific Properties Inc., Series C, 4.75%	1,349,394	29,052,453
iStar Inc.
Series D, 8.00%	323,677	8,211,685
Series I, 7.50%	404,691	10,149,650
Kimco Realty Corp.
Series L, 5.13%	722,055	18,123,581

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Series M, 5.25%	845,860	$21,087,290
Lexington Realty Trust, Series C, 6.50%	153,868	8,148,849
National Storage Affiliates Trust, Series A, 6.00%	687,534	17,504,616
Office Properties Income Trust, 6.38%	508,885	12,640,703
Pebblebrook Hotel Trust
Series E, 6.38%	345,583	8,367,843
Series F, 6.30%	471,522	11,396,734
Series G, 6.38%	722,685	17,850,320
Series H, 5.70%	799,475	18,132,093
Pennsylvania REIT
Series C, 7.20%	545,591	2,820,705
Series D, 6.88%	395,222	2,110,485
PS Business Parks Inc.
Series X, 5.25%	722,685	18,233,343
Series Y, 5.20%(b)	627,904	15,590,856
Series Z, 4.88%	1,035,285	24,318,845
Public Storage
Series F, 5.15%(b)	893,990	22,573,247
Series G, 5.05%	943,690	23,658,308
Series H, 5.60%	909,161	23,774,560
Series I, 4.88%	1,007,582	24,554,773
Series J, 4.70%	827,627	19,291,985
Series K, 4.75%	722,685	17,691,329
Series L, 4.63%	1,789,187	41,652,273
Series M, 4.13%(b)	723,570	15,744,883
Series N, 3.88%(b)	903,521	18,504,110
Series O, 3.90%(b)	535,763	10,747,406
Series P, 4.00%	1,912,342	39,183,888
Series Q, 3.95%	451,862	9,195,392
Series R, 4.00%	1,381,940	28,509,422
Series S, 4.10%	795,412	16,520,707
Ready Capital Corp.
5.75%(b)	634,413	15,828,604
6.20%	324,237	8,225,893
7.00%(a)	361,343	9,485,254
RLJ Lodging Trust, Series A, 1.95%	1,024,504	28,225,085
Saul Centers Inc., Series E, 6.00%	347,813	8,747,010
SITE Centers Corp., Series A, 6.38%	564,158	14,109,592
SL Green Realty Corp., Series I, 6.50%	737,294	18,601,928
Spirit Realty Capital Inc., Series A, 6.00%(b)	545,591	13,727,070
Summit Hotel Properties Inc.
Series E, 6.25%	505,989	12,437,210
Series F, 5.88%	314,321	7,361,398
Sunstone Hotel Investors Inc.
Series H, 6.13%	361,673	8,719,936
Series I, 5.70%	315,715	7,207,773
UMH Properties Inc.
Series C, 6.75%	791,607	20,098,902
Series D, 6.38%	619,038	15,816,421
Urstadt Biddle Properties Inc.
Series H, 6.25%	335,703	8,412,717
Series K, 5.88%	321,632	8,076,180
Vornado Realty Trust
Series L, 5.40%	956,786	22,503,607
Series M, 5.25%	1,017,593	23,547,102
Series N, 5.25%	956,550	22,220,656
Series O, 4.45%	958,717	19,203,102

		1,295,011,543

Security	Shares	Value

Food Products — 1.1%
CHS Inc.
8.00%(b)	975,371	$31,504,483
Series 1, 7.88%	1,698,761	45,271,981
Series 2, 7.10% (3 mo. LIBOR US + 4.298%)(c)	1,332,780	35,318,670
Series 3, 6.75% (3 mo. LIBOR US + 4.155%)(c)	1,560,678	41,030,225
Series 4, 7.50%	1,638,617	45,356,918

		198,482,277

Gas Utilities — 1.0%
Entergy New Orleans LLC, 5.50%	345,583	8,694,868
NiSource Inc., 7.75%(a)	682,536	81,208,133
South Jersey Industries Inc.
5.63%	627,442	12,611,584
8.75%(a)	532,880	37,051,147
Spire Inc., Series A, 5.90%	800,369	20,689,539
UGI Corp., 7.25%(a)(b)	176,294	15,866,460

		176,121,731

Health Care Equipment & Supplies — 1.2%
Becton Dickinson and Co., Series B, 6.00%(a)(b)	2,373,752	125,381,580
Boston Scientific Corp., Series A, 5.50%(a)	796,138	92,702,309

		218,083,889

Health Care Technology — 0.2%
CareCloud Inc., Series A, 11.00%	352,563	9,205,420
Change Healthcare Inc., 6.00%(a)	324,189	22,894,227

		32,099,647

Independent Power and Renewable Electricity Producers — 0.5%
AES Corp. (The), 6.88%(a)	825,253	81,642,279
Brookfield Renewable Partners LP, Series 17, 5.25%	643,927	14,591,386

		96,233,665

Industrial Conglomerates — 0.1%
Steel Partners Holdings LP, Series A, 6.00%	511,951	11,938,697

Insurance — 9.7%
AEGON Funding Co. LLC, 5.10%	2,929,797	71,164,769
Allstate Corp. (The)
5.10% (3 mo. LIBOR US + 3.165%)(c)	1,585,247	40,296,979
Series G, 5.63%	1,820,066	46,266,078
Series H, 5.10%	3,639,780	90,412,135
Series I, 4.75%	956,411	23,613,788
American Equity Investment Life Holding Co.
Series A, 5.95% (5 year CMT + 4.322%)(c)	1,262,389	32,254,039
Series B, 6.63% (5 year CMT + 6.297%)(c)	957,272	25,147,535
American Financial Group Inc./OH
4.50%	627,904	14,291,095
5.13%	627,904	15,408,764
5.63%	471,522	11,962,513
5.88%	392,881	10,313,126
American International Group Inc., Series A, 5.85%	1,584,450	41,132,322
Arch Capital Group Ltd.
Series F, 5.45%	1,051,076	25,667,276
Series G, 4.55%	1,585,594	33,471,889
Argo Group International Holdings Ltd., 7.00% (5 year CMT + 6.712%)(c)	474,349	12,631,914
Argo Group U.S. Inc., 6.50%	451,862	11,323,662
Aspen Insurance Holdings Ltd.
5.63%	814,745	20,556,016
5.63%	769,961	19,064,234
5.95% (3 mo. LIBOR US + 4.060%)(c)	877,383	22,750,541
Assurant Inc., 5.25%	799,900	18,573,678

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) March 31, 2022	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Athene Holding Ltd.
Series A, 6.35% (3 mo. LIBOR US + 4.253%)(c)	2,730,096	$72,238,340
Series B, 5.63%(b)	1,098,040	27,165,510
Series C, 6.38% (5 year CMT + 5.970%)(c)	1,899,095	50,382,990
Series D, 4.88%	1,820,999	39,570,308
Axis Capital Holdings Ltd., Series E, 5.50%	1,742,201	43,380,805
Brighthouse Financial Inc.
6.25%	1,193,206	30,820,511
Series A, 6.60%	1,348,790	34,582,976
Series B, 6.75%	1,278,218	33,080,282
Series C, 5.38%	1,820,761	41,495,143
Series D, 4.63%	1,115,125	23,228,054
CNO Financial Group Inc., 5.13%	471,522	10,467,788
Enstar Group Ltd.
Series D, 7.00% (3 mo. LIBOR US + 4.015%)(c)	1,269,862	33,371,973
Series E, 7.00%	349,473	9,054,845
Global Indemnity Group LLC, 7.88%	412,711	10,305,394
Globe Life Inc., 4.25%	1,036,039	22,979,345
Hartford Financial Services Group Inc. (The)
7.88% (3 mo. LIBOR US + 5.596%)(c)	1,899,095	47,420,402
Series G, 6.00%	1,097,390	29,442,974
Kemper Corp., 5.88% (5 year CMT + 4.140%)(c)	475,000	11,794,250
Maiden Holdings Ltd.
6.63%	346,059	6,297,547
Series A, 8.25%	476,253	4,205,314
Series C, 7.13%	524,230	6,138,733
Series D, 6.70%	474,349	4,639,133
Maiden Holdings North America Ltd., 7.75%	479,223	10,058,891
MetLife Inc.
Series A, 4.00% (3 mo. LIBOR US + 1.000%)(b)(c)	1,899,700	44,452,980
Series E, 5.63%(b)	2,547,714	65,552,681
Series F, 4.75%	3,165,122	75,456,508
PartnerRe Ltd., Series J, 4.88%	630,370	14,277,881
Prudential Financial Inc.
4.13%(b)	1,585,857	36,442,994
5.63%	1,789,585	46,833,439
Reinsurance Group of America Inc.
5.75% (3 mo. LIBOR US + 4.040%)(b)(c)	1,269,377	34,780,930
6.20% (3 mo. LIBOR US + 4.370%)(c)	1,270,425	32,268,795
RenaissanceRe Holdings Ltd.
Series F, 5.75%	789,401	20,129,726
Series G, 4.20%	1,586,339	33,503,480
Selective Insurance Group Inc., Series B, 4.60%(b)	628,990	13,177,341
SiriusPoint Ltd., Series B, 8.00% (5 year CMT + 7.298%)(c)	641,288	16,846,636
Unum Group, 6.25%	956,395	25,440,107
WR Berkley Corp.
4.13%	957,338	21,252,904
4.25%(b)	801,766	17,045,545
5.10%	956,828	23,327,467
5.70%	580,967	14,611,320

		1,723,824,595

Internet & Direct Marketing Retail — 0.8%
Qurate Retail Inc., 8.00%	998,325	85,865,933
QVC Inc.
6.25%	1,586,128	35,687,880
6.38%	720,349	17,029,051

		138,582,864

Security	Shares	Value

IT Services — 0.2%
Sabre Corp., 6.50%(a)	260,540	$37,838,224

Leisure Products — 0.3%
Brunswick Corp./DE
6.38%	736,290	19,644,217
6.50%	594,949	15,438,927
6.63%	393,041	10,191,553

		45,274,697

Life Sciences Tools & Services — 3.7%
Avantor Inc., Series A, 6.25%(a)	1,641,366	169,930,622
Danaher Corp.
Series A, 4.75%(a)	130,736	264,707,716
Series B, 5.00%(a)(b)	136,305	215,258,308

		649,896,646

Machinery — 0.6%
Babcock & Wilcox Enterprises Inc.
6.50%	479,684	11,430,870
8.13%	517,795	13,602,475
RBC Bearings Inc., Series A, 5.00%(a)	365,072	36,404,980
Stanley Black & Decker Inc., Series I, 5.25%(a)(b)	597,361	52,514,005

		113,952,330

Marine — 0.3%
Atlas Corp.
Series D, 7.95%	405,457	10,314,826
Series H, 7.88%	724,218	18,395,138
Series I, 8.00% (3 mo. LIBOR US + 5.008%)(c)	474,916	12,324,070
Global Ship Lease Inc., 8.75%	292,731	7,856,900

		48,890,934

Media — 0.3%
Liberty Broadband Corp., Series A, 7.00%	578,608	15,709,207
ViacomCBS Inc., Series A, 5.75%(a)(b)	791,832	43,986,268

		59,695,475

Metals & Mining — 0.8%
ArcelorMittal SA, 5.50%(a)	1,928,717	144,325,893

Mortgage Real Estate Investment — 4.4%
ACRES Commercial Realty Corp.
Series C, 8.63% (3 mo. LIBOR US + 5.927%)(c)	377,414	9,386,286
Series D, 7.88%	363,006	8,977,138
AGNC Investment Corp.
Series C, 7.00% (3 mo. LIBOR US + 5.111%)(c)	1,035,193	25,703,841
Series D, 6.88% (3 mo. LIBOR US + 4.332%)(c)	739,187	18,524,026
Series E, 6.50% (3 mo. LIBOR US + 4.993%)(c)	1,279,121	31,121,014
Series F, 6.13% (3 mo. LIBOR US + 4.697%)(c)	1,820,923	42,482,134
Annaly Capital Management Inc.
Series F, 6.95% (3 mo. LIBOR US + 4.993%)(c)	2,278,942	55,401,080
Series G, 6.50% (3 mo. LIBOR US + 4.172%)(c)	1,349,455	31,401,818
Series I, 6.75% (3 mo. LIBOR US + 4.989%)(c)	1,404,477	34,718,671
Arbor Realty Trust Inc., Series E, 6.25%	451,862	10,316,009
ARMOUR Residential REIT Inc., Series C, 7.00%	549,981	13,529,533
Chimera Investment Corp.
Series A, 8.00%	458,580	11,482,843
Series B, 8.00% (3 mo. LIBOR US + 5.791%)(c)	1,035,567	25,733,840
Series C, 7.75% (3 mo. LIBOR US + 4.743%)(c)	817,866	19,906,858
Series D, 8.00% (3 mo. LIBOR US + 5.379%)(c)	628,990	15,680,721
Dynex Capital Inc., Series C, 6.90%
(3 mo. LIBOR US + 5.461%)(c)	352,698	8,785,707
Ellington Financial Inc.
6.75% (3 mo. LIBOR US + 5.196%)(c)	361,343	8,831,223

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment (continued)
Series B, 6.25% (5 year CMT + 4.990%)(c)	376,735	$8,597,093
Franklin BSP Realty Trust Inc., Series E, 7.50%	825,722	19,280,609
Granite Point Mortgage Trust Inc., Series A, 7.00% (SOFR + 5.830%)(c)	617,440	14,917,350
Great Ajax Corp., 7.25%(a)	364,209	9,101,583
Invesco Mortgage Capital Inc.
Series B, 7.75% (3 mo. LIBOR US + 5.180%)(c)	488,506	11,602,018
Series C, 7.50% (3 mo. LIBOR US + 5.289%)(c)	909,250	21,922,018
KKR Real Estate Finance Trust Inc., Series A, 6.50%	1,044,101	25,476,064
MFA Financial Inc.
Series B, 7.50%	628,990	15,284,457
Series C, 6.50% (3 mo. LIBOR US + 5.345%)(c)	880,815	20,073,774
New Residential Investment Corp.
Series A, 7.50% (3 mo. LIBOR US + 5.802%)(c)	491,065	12,502,515
Series B, 7.13% (3 mo. LIBOR US + 5.640%)(c)	903,045	22,232,968
Series C, 6.38% (3 mo. LIBOR US + 4.969%)(c)	1,280,147	27,599,969
Series D, 7.00% (5 year CMT + 6.223%)(c)	1,474,999	35,680,226
New York Mortgage Trust Inc.
Series D, 8.00% (3 mo. LIBOR US + 5.695%)(c)	481,188	11,572,571
Series E, 7.88% (3 mo. LIBOR US + 6.429%)(c)	581,868	14,680,530
Series F, 6.88% (SOFR + 6.130%)(c)	393,988	9,065,664
PennyMac Mortgage Investment Trust
Series A, 8.13% (3 mo. LIBOR US + 5.831%)(b)(c)	363,303	9,464,043
Series B, 8.00% (3 mo. LIBOR US + 5.990%)(c)	626,110	16,291,382
Series C, 6.75%	800,270	18,286,170
Ready Capital Corp., Series E, 6.50%	361,343	8,274,755
TPG RE Finance Trust Inc., Series C, 6.25%	647,517	14,491,430
Two Harbors Investment Corp.
Series A, 8.13% (3 mo. LIBOR US + 5.660%)(c)	456,058	11,579,313
Series B, 7.63% (3 mo. LIBOR US + 5.352%)(c)	902,988	21,978,728
Series C, 7.25% (3 mo. LIBOR US + 5.011%)(c)	927,985	21,956,125

		773,894,097

Multiline Retail — 0.1%
Dillard’s Capital Trust I, 7.50%	641,950	16,735,637
Franchise Group Inc., Series A, 7.50%	359,031	9,277,361

		26,012,998

Multi-Utilities — 1.8%
Brookfield Infrastructure Partners LP
Series 13, 5.13%	644,828	13,264,112
Series 14, 5.00%	628,990	12,768,497
CMS Energy Corp., Series C, 4.20%	725,762	15,226,487
Dominion Energy Inc., Series A, 7.25%(a)	1,273,898	129,364,342
DTE Energy Co., 6.25%(a)	2,057,478	109,643,003
NiSource Inc., Series B, 6.50% (5 year CMT + 3.632%)(c)	1,584,297	42,538,374

		322,804,815

Oil, Gas & Consumable Fuels — 2.0%
Altera Infrastructure LP
Series A, 7.25%	474,349	2,144,058
Series B, 8.50%	393,291	1,848,468
Series E, 8.88% (3 mo. LIBOR US + 6.407%)(c)	381,633	1,782,226
DCP Midstream LP
Series B, 7.88% (3 mo. LIBOR US + 4.919%)(c)	510,022	12,235,428
Series C, 7.95% (3 mo. LIBOR US + 4.882%)(c)	350,011	8,645,272
El Paso Energy Capital Trust I, 4.75%	354,415	17,649,867
Enbridge Inc., Series B, 6.38% (3 mo. LIBOR US + 3.593%)(c)	1,899,095	48,901,696
Energy Transfer LP
Series C, 7.38% (3 mo. LIBOR US + 4.530%)(c)	1,428,195	34,062,451

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Series D, 7.63% (3 mo. LIBOR US + 4.738%)(c)	1,413,484	$34,884,785
Series E, 7.60% (3 mo. LIBOR US + 5.161%)(c)	2,532,136	62,695,687
NGL Energy Partners LP, Series B, 9.00% (3 mo. LIBOR US + 7.213%)(c)	995,124	16,469,302
NuStar Energy LP
Series A, 7.59% (3 mo. LIBOR US + 6.766%)(c)	712,543	17,122,408
Series B, 7.63% (3 mo. LIBOR US + 5.643%)(c)	1,225,729	25,997,712
Series C, 9.00% (3 mo. LIBOR US + 6.880%)(c)	545,591	13,530,657
NuStar Logistics LP, 6.98% (3 mo. LIBOR US + 6.734%)(c)	1,278,988	31,987,490
Teekay LNG Partners LP
9.00%	395,774	9,858,730
Series B, 8.50% (3 mo. LIBOR US + 6.241%)(c)	537,705	13,550,166

		353,366,403

Pharmaceuticals — 0.2%
Elanco Animal Health Inc., 5.00%(a)	872,733	35,555,142

Professional Services — 0.4%
Clarivate PLC, Series A, 5.25%(a)	1,142,407	77,535,163

Real Estate Management & Development — 0.5%
Brookfield Property Partners LP
6.25%	2,124,226	47,795,085
Series A, 5.75%	902,989	19,035,008
Series A-1, 6.50%	572,110	12,174,501
Series A2, 6.38%	785,108	16,141,820

		95,146,414

Semiconductors & Semiconductor Equipment — 3.5%
Broadcom Inc., Series A, 8.00%(a)	316,763	621,853,283

Software — 0.3%
Synchronoss Technologies Inc., 8.38%	392,771	8,346,384
Tennessee Valley Authority
Series A, 2.22% (30 Year CMT + 0.840%)(c)	743,230	17,874,681
Series D, 2.13% (30 Year CMT + 0.940%)(b)(c)	818,468	19,397,692

		45,618,757

Specialty Retail — 0.2%
TravelCenters of America Inc.
8.00%	376,744	9,682,321
8.00%	316,202	8,003,073
8.25%	348,645	8,953,203

		26,638,597

Textiles, Apparel & Luxury Goods — 0.1%
Fossil Group Inc., 7.00%	471,771	11,610,284

Thrifts & Mortgage Finance — 0.7%
Federal Agricultural Mortgage Corp.
Series D, 5.70%	317,153	8,014,456
Series F, 5.25%	379,526	8,880,908
Series G, 4.88%	392,881	8,729,816
Merchants Bancorp./IN
Series B, 6.00% (3 mo. LIBOR US + 4.569%)(c)	395,222	9,841,028
Series C, 6.00%	631,138	15,778,450
New York Community Bancorp Inc., Series A, 6.38% (3 mo. LIBOR US + 3.821%)(c)	1,630,464	43,680,131
New York Community Capital Trust V, 6.00%(a)	228,060	11,767,896
Washington Federal Inc., Series A, 4.88%	958,547	20,800,470

		127,493,155

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2022	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors — 1.0%
Air Lease Corp., Series A, 6.15% (3 mo. LIBOR US + 3.650%)(c)	800,635	$20,095,938
Fortress Transportation and Infrastructure Investors LLC
Series A, 8.25% (3 mo. LIBOR US + 6.886%)(c)	344,156	8,359,549
Series B, 8.00% (3 mo. LIBOR US + 6.447%)(c)	404,389	9,907,531
Series C, 8.25% (5 year CMT + 7.378%)(c)	343,744	8,933,907
Textainer Group Holdings Ltd.
7.00% (5 year CMT + 6.134%)(c)	484,020	12,899,133
Series B, 6.25%	485,538	11,565,515
Triton International Ltd.
6.88%	485,521	12,934,279
7.38%	563,478	14,796,932
8.00%	467,583	12,250,675
Series E, 5.75%	559,181	13,224,631
WESCO International Inc., Series A, 10.63% (5 year CMT + 10.325%)(c)	1,718,416	50,572,983

		175,541,073

Water Utilities — 0.2%
Essential Utilities Inc., 6.00%(a)	603,541	36,930,674

Wireless Telecommunication Services — 1.1%
Telephone & Data Systems Inc.
Series UU, 6.63%(b)	1,333,517	32,991,211
Series VV, 6.00%	2,184,076	50,473,996
United States Cellular Corp.
5.50%	1,585,290	35,589,761
5.50%	1,585,378	35,639,297
6.25%	1,584,768	39,650,895

		194,345,160

Total Preferred Stocks — 99.2% (Cost: $18,029,405,016)		17,565,523,080

Security	Shares	Value

Short-Term Investments

Money Market Funds — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(d)(e)(f)	275,775,779	$275,720,624
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(d)(e)	190,910,000	190,910,000

		466,630,624

Total Short-Term Investments — 2.6% (Cost: $466,700,004)		466,630,624

Total Investments in Securities — 101.8% (Cost: $18,496,105,020)		18,032,153,804

Other Assets, Less Liabilities — (1.8)%		(320,405,821)

Net Assets — 100.0%		$17,711,747,983

(a)	Convertible security.
(b)	All or a portion of this security is on loan.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$19,893,290	$255,956,635	(a)	$—		$(41,897)	$(87,404)	$275,720,624	275,775,779	$4,703,771	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	407,290,000	—		(216,380,000	)(a)	—	—	190,910,000	190,910,000	32,648		—

						$(41,897)	$(87,404)	$466,630,624		$4,736,419		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Preferred and Income Securities ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$100	$—	$—	$100
Preferred Stocks	17,565,523,080	—	—	17,565,523,080
Money Market Funds	466,630,624	—	—	466,630,624

	$18,032,153,804	$—	$—	$18,032,153,804

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Statement of Assets and Liabilities

March 31, 2022

iShares Preferred and Income Securities ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$17,565,523,180
Affiliated(c)	466,630,624
Cash	1,762,015
Receivables:
Investments sold	1,473,079
Securities lending income — Affiliated	433,961
Capital shares sold	233,521
Dividends	47,104,500

Total assets	18,083,160,880

LIABILITIES
Collateral on securities loaned, at value	275,769,111
Payables:
Investments purchased	88,793,132
Capital shares redeemed	101,470
Investment advisory fees	6,749,184

Total liabilities	371,412,897

NET ASSETS	$17,711,747,983

NET ASSETS CONSIST OF:
Paid-in capital	$19,935,096,420
Accumulated loss	(2,223,348,437)

NET ASSETS	$17,711,747,983

Shares outstanding	486,750,000

Net asset value	$36.39

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$267,417,134
(b) Investments, at cost — Unaffiliated	$18,029,405,016
(c) Investments, at cost — Affiliated	$466,700,004

See notes to financial statements.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended March 31, 2022

iShares Preferred and Income Securities ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$972,381,699
Dividends — Affiliated	38,385
Securities lending income — Affiliated — net	4,698,034
Foreign taxes withheld	(1,098,700)

Total investment income	976,019,418

EXPENSES
Investment advisory fees	87,859,472
Professional fees	217

Total expenses	87,859,689

Net investment income	888,159,729

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(54,897,928)
Investments — Affiliated	(41,897)
In-kind redemptions — Unaffiliated	177,886,600

Net realized gain	122,946,775

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(1,182,495,620)
Investments — Affiliated	(87,404)

Net change in unrealized appreciation (depreciation)	(1,182,583,024)

Net realized and unrealized loss	(1,059,636,249)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(171,476,520)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Changes in Net Assets

	iShares Preferred and Income Securities ETF

	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$888,159,729	$845,600,544
Net realized gain (loss)	122,946,775	(67,757,721)
Net change in unrealized appreciation (depreciation)	(1,182,583,024)	3,092,236,957

Net increase (decrease) in net assets resulting from operations	(171,476,520)	3,870,079,780

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(853,841,960)	(841,924,673)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	372,726,191	1,519,553,910

NET ASSETS
Total increase (decrease) in net assets	(652,592,289)	4,547,709,017
Beginning of year	18,364,340,272	13,816,631,255

End of year	$17,711,747,983	$18,364,340,272

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Preferred and Income Securities ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$38.27	$31.50	$36.47	$37.54	$38.73

Net investment income(a)	1.75	1.81	1.93	2.10	2.14
Net realized and unrealized gain (loss)(b)	(1.94)	6.78	(4.93)	(1.02)	(1.22)

Net increase (decrease) from investment operations	(0.19)	8.59	(3.00)	1.08	0.92

Distributions(c)
From net investment income	(1.69)	(1.82)	(1.97)	(2.15)	(2.11)

Total distributions	(1.69)	(1.82)	(1.97)	(2.15)	(2.11)

Net asset value, end of year	$36.39	$38.27	$31.50	$36.47	$37.54

Total Return(d)
Based on net asset value	(0.67)%	27.88%	(8.90)%	3.01%	2.41%

Ratios to Average Net Assets(e)
Total expenses	0.45%	0.46%	0.46%	0.46%	0.47%

Net investment income	4.56%	4.97%	5.25%	5.73%	5.55%

Supplemental Data
Net assets, end of year (000)	$17,711,748	$18,364,340	$13,816,631	$14,370,721	$16,622,879

Portfolio turnover rate(f)	21%	28%	46%	28%	22%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification

Preferred and Income Securities	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements   (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Preferred and Income Securities
BNP Paribas SA	$104,476,086	$104,476,086		$—	$—
BofA Securities, Inc.	5,888,759	5,888,759		—	—
Citigroup Global Markets, Inc.	34,743,280	34,743,280		—	—
Deutsche Bank Securities, Inc.	129,132	129,132		—	—
Goldman Sachs & Co. LLC	13,549,430	13,549,430		—	—
J.P. Morgan Securities LLC	85,636,686	85,636,686		—	—
Morgan Stanley	1,493,768	1,493,768		—	—
National Financial Services LLC	5,836,750	5,836,750		—	—
RBC Capital Markets LLC	4,430	4,430		—	—
Toronto-Dominion Bank	2,536,272	2,536,272		—	—
UBS AG	2,158	2,158		—	—
UBS Securities LLC	2,250	2,250		—	—
Wells Fargo Securities LLC	13,118,133	13,118,133		—	—

	$267,417,134	$267,417,134		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Preferred and Income Securities ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $46 billion	0.4800%
Over $46 billion, up to and including $81 billion	0.4560
Over $81 billion, up to and including $111 billion	0.4332
Over $111 billion, up to and including $141 billion	0.4116
Over $141 billion, up to and including $171 billion	0.3910
Over $171 billion	0.3714

Prior to July 14, 2021, for its investment advisory services to the iShares Preferred and Income Securities ETF, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $46 billion	0.4800%
Over $46 billion, up to and including $81 billion	0.4560
Over $81 billion, up to and including $111 billion	0.4332
Over $111 billion, up to and including $141 billion	0.4116
Over $141 billion	0.3910

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, the Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, the Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its Statement of Operations. For the year ended March 31, 2022, the Fund paid BTC $1,386,422 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended March 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Preferred and Income Securities	$4,197,664,865	$4,049,451,537

For the year ended March 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Preferred and Income Securities	$3,233,276,446	$2,894,299,763

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements   (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss

Preferred and Income Securities	$169,107,142	$(169,107,142)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/22	Year Ended 03/31/21

Preferred and Income Securities
Ordinary income	$853,841,960	$841,924,673

As of March 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total

Preferred and Income Securities	$53,510,741	$(1,784,643,780)		$(492,215,398)		$(2,223,348,437)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, timing and recognition of partnership income, amortization methods for premiums and discounts on fixed income securities, the classification of investments and dividends deemed recognized for tax purposes.

As of March 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Preferred and Income Securities	$18,524,369,202	$809,605,295	$(1,301,820,693)	$(492,215,398)

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/22		Year Ended 03/31/21

iShares ETF	Shares	Amount	Shares	Amount

Preferred and Income Securities
Shares sold	85,800,000	$3,332,513,336	111,400,000	$4,090,195,407
Shares redeemed	(78,850,000)	(2,959,787,145)	(70,200,000)	(2,570,641,497)

Net increase	6,950,000	$372,726,191	41,200,000	$1,519,553,910

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Preferred and Income Securities ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Preferred and Income Securities ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Dividend Income

Preferred and Income Securities	$591,496,428

The following amount, or maximum amount allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Business Income

Preferred and Income Securities	$36,614,879

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Preferred and Income Securities	64.03%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended March 31, 2022:

iShares ETF	Interest Dividends

Preferred and Income Securities	$203,709,494

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended March 31, 2022:

iShares ETF	Interest-Related Dividends

Preferred and Income Securities	$203,709,494

I M P O R T A N T T A X I N F O R M A T I O N	27

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Preferred and Income Securities ETF (the “Fund” or “ETF”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Fund, as the program administrator for the Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Preferred and Income Securities(a)	$1.607751	$—	$0.081904	$1.689655	95%	—%	5%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares Preferred and Income Securities ETF (the “Fund”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

S U P P L E M E N T A L I N F O R M A T I O N	29

Supplemental Information (unaudited) (continued)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration

Preferred and Income Securities	$1,832,960	$857,029	$975,931	661	$224,358	$23,187

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of March 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its  affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	31

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2006; iShares U.S. ETF Trust, since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (45)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

James Mauro (51)	Executive Vice President (since 2021).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	33

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

CMT	Constant Maturity Treasury

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	35

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by ICE Data Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-309-0322

MARCH 31, 2022

2022 Annual Report

iShares Trust

•	iShares Core S&P 500 ETF | IVV | NYSE Arca
•	iShares Core S&P Mid-Cap ETF | IJH | NYSE Arca
•	iShares Core S&P Small-Cap ETF | IJR | NYSE Arca
•	iShares Core S&P Total U.S. Stock Market ETF | ITOT | NYSE Arca
•	iShares Core S&P U.S. Growth ETF | IUSG | NASDAQ
•	iShares Core S&P U.S. Value ETF | IUSV | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. The corporate bond market also faced inflationary headwinds, although the improving economy assuaged credit concerns and high-yield corporate bonds consequently declined less than investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. Sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2022
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	5.92%	15.65%

U.S. small cap equities (Russell 2000® Index)	(5.55)	(5.79)

International equities (MSCI Europe, Australasia, Far East Index)	(3.38)	1.16

Emerging market equities (MSCI Emerging Markets Index)	(8.20)	(11.37)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.04)	(3.31)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(5.92)	(4.15)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.55)	(4.47)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.16)	(0.66)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2022 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 11.92%. The strengthening economy supported equities, as high consumer spending drove robust growth, and most remaining coronavirus pandemic-related restrictions were eased. Increased economic activity led to strong corporate earnings as companies reaped the benefits of the recovery. Nonetheless, significant challenges emerged, particularly during the second half of the reporting period, including high inflation, rising interest rates, and the impacts of Russia’s invasion of Ukraine.

The U.S. economic recovery was powered primarily by consumers, who were supported by strong household balance sheets. Prior to the beginning of the reporting period, fiscal stimulus and business closures led to record-high personal savings rates. This allowed consumers to spend at an elevated level throughout much of the reporting period, as pent-up demand was released. The ensuing acceleration in economic activity allowed the U.S. to reach and then surpass its pre-pandemic output level. Hiring increased as businesses restored capacity, and unemployment decreased substantially, falling to 3.6% in March 2022.

The growing economy and rapid increases in consumer spending drove a significant rise in inflation. Supply chains for many goods were disrupted by the pandemic and were unable to quickly adapt to the rapid rebound in demand. In one prominent example of this dynamic, a global shortage of semiconductors created bottlenecks in the production of many goods, including automobiles. Consequently, the price of used cars rose sharply during the reporting period and was a notable factor in overall inflation. Oil prices also rose significantly as demand increased, and the supply of oil was constrained by a lack of investment. The strong job market led to higher wages, particularly at the lower end of the market. These factors led to higher prices in many areas of the economy. By the end of the reporting period the consumer price index, a widely used measure of prices in the U.S., grew at the fastest rate since 1982.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates and indicated that further increases could be necessary. Interest rates rose significantly in anticipation of further tightening, leading to higher borrowing costs for businesses.

Russia’s invasion of Ukraine in late February 2022 raised the prospect of substantial disruptions to the global economy and increased uncertainty in financial markets. The invasion was met with widespread condemnation and sanctions imposed by many countries on the Russian state, businesses, and individuals. This led to sharp volatility in energy markets, as Russia is a top producer of both oil and natural gas. Furthermore, both Russia and Ukraine are notable exporters of wheat, and the war’s disruption led to concerns surrounding food prices.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Core S&P 500 ETF

Investment Objective

The iShares Core S&P 500 ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities, as represented by the S&P 500® (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	15.61%	15.95%	14.59%	15.61%	109.60%	290.29%
Fund Market	15.55	15.97	14.60	15.55	109.76	290.70
Index	15.65	15.99	14.64	15.65	109.94	291.97

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,059.00	$0.15		$1,000.00	$1,024.80	$0.15		0.03%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2022 (continued)	iShares® Core S&P 500 ETF

Portfolio Management Commentary

Large-capitalization U.S. stocks advanced for the reporting period amid strong economic growth and robust consumer spending. The information technology sector contributed the most to the Index’s return, as large companies benefited from network effects, which allowed them to use existing products and services to make their offerings more attractive to new customers. The technology hardware and equipment industry gained amid strong growth in sales and profits. Increased sales of smartphones with 5G capability drove profits, as demand for these products outstripped supply. Increased sales of services, such as digital downloads and payment processing, also boosted the industry.

The software and services industry was another source of strength, reflecting continued growth in demand for cloud computing services and operating system software amid a rapid increase in personal computer sales. Businesses continued the migration of their processes to cloud providers, moving away from more expensive in-house platforms. Elevated demand allowed for product price increases, which further boosted stock prices in the industry.

The healthcare sector contributed notably to the Index’s performance, buoyed by earnings growth as pharmaceuticals companies produced new products in response to the coronavirus pandemic. The widespread adoption of COVID-19 vaccines and development of antiviral medications and antibody therapies to treat COVID-19 generated significant sales. Elective medical procedures, which represent an important source of revenue for care providers and services, also increased from pandemic-induced lows.

The energy sector contributed to the Index’s return amid higher prices for energy commodities. As the global economy rebounded, demand for energy accelerated while supply remained constrained, leading to higher prices. The war in Ukraine drove further price gains. Rising prices drove increased cash flow in the oil, gas, and consumable fuels industry, allowing companies to reduce their debt loads while minimizing investment spending.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	28.0%
Health Care	13.6
Consumer Discretionary	12.0
Financials	11.1
Communication Services	9.4
Industrials	7.9
Consumer Staples	6.1
Energy	3.9
Utilities	2.7
Real Estate	2.7
Materials	2.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	7.1%
Microsoft Corp.	6.0
Amazon.com Inc.	3.7
Tesla Inc.	2.4
Alphabet Inc., Class A	2.2
Alphabet Inc., Class C	2.0
NVIDIA Corp.	1.8
Berkshire Hathaway Inc., Class B	1.7
Meta Platforms Inc, Class A	1.3
UnitedHealth Group Inc.	1.3

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Core S&P Mid-Cap ETF

Investment Objective

The iShares Core S&P Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities, as represented by the S&P MidCap 400® (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	4.51%	11.04%	12.13%	4.51%	68.82%	214.11%
Fund Market	4.44	11.04	12.13	4.44	68.83	214.18
Index	4.59	11.10	12.20	4.59	69.28	216.29

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,027.00	$0.25		$1,000.00	$1,024.70	$0.25		0.05%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2022 (continued)	iShares® Core S&P Mid-Cap ETF

Portfolio Management Commentary

Mid-capitalization U.S. stocks advanced for the reporting period amid strong economic growth and robust consumer spending. The real estate sector was the top contributor to the Index’s return amid a nationwide rise in both residential and commercial property prices and historically low borrowing costs. As the COVID-19 vaccination program accelerated, workers began to return to the office, driving strong investment in commercial property, which reached a record high in 2021. Specialized real estate investment trusts that invest in data centers benefited from strong demand for data storage and services.

Stocks in the financials sector contributed to the Index’s return, as the strengthening economy and higher interest rates drove earnings growth. Premiums and income grew in the insurance industry, as many insurers were able to increase insurance rates in an environment of higher inflation. Regional banks also advanced amid growth in loans, lower probability of loan defaults, and higher interest rates, which allowed banks to charge more for loans.

The energy sector also contributed to the Index’s performance amid higher prices for energy commodities as demand for energy accelerated while supply remained constrained. The oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending.

On the downside, stocks in the consumer discretionary sector detracted from the Index’s return despite an overall increase in consumer spending. The specialty retail industry faced headwinds from supply chain difficulties, competition from online retailers, and an inflation-induced increase in the wholesale cost of goods. The consumer durables and apparel industry declined as higher input costs led to reduced profits despite rising sales.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	18.7%
Financials	14.2
Information Technology	14.1
Consumer Discretionary	14.0
Real Estate	10.1
Health Care	9.2
Materials	7.4
Consumer Staples	3.6
Energy	3.6
Utilities	3.4
Communication Services	1.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Targa Resources Corp.	0.7%
Camden Property Trust	0.7
Alcoa Corp.	0.7
Steel Dynamics Inc.	0.7
Cleveland-Cliffs Inc.	0.7
Wolfspeed Inc.	0.6
Cognex Corp.	0.6
Darling Ingredients Inc.	0.6
Carlisle Companies Inc.	0.6
Medical Properties Trust Inc.	0.5

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Core S&P Small-Cap ETF

Investment Objective

The iShares Core S&P Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities, as represented by the S&P SmallCap 600® (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	1.12%	10.86%	12.53%	1.12%	67.42%	225.50%
Fund Market	0.90	10.87	12.52	0.90	67.51	225.33
Index	1.23	10.89	12.56	1.23	67.70	226.39

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$996.30	$0.30		$1,000.00	$1,024.60	$0.30		0.06%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2022 (continued)	iShares® Core S&P Small-Cap ETF

Portfolio Management Commentary

Small-capitalization U.S. stocks advanced for the reporting period amid strong economic growth and robust consumer spending. The energy sector was the leading contributor to the Index’s return amid higher prices for energy commodities. As the global economy rebounded, demand for energy accelerated while supply remained constrained. Consequently, the prices of oil, natural gas, and coal all rose notably during the reporting period. The war in Ukraine drove further gains in oil prices. The oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending.

The real estate sector was another significant contributor to the Index’s return amid a nationwide rise in both commercial and residential property prices. The return to in-person work drove strong investment in commercial property, which reached a record high in 2021. As younger workers moved out of family homes, rents and occupancy rates increased, benefiting residential property companies.

On the downside, stocks in the consumer discretionary sector detracted from the Index’s performance despite an overall increase in consumer spending. The restaurants industry led the decline despite rebounding consumer demand. Labor shortages, higher wages, and rising prices for food and linens cut into restaurant profits. The household durables industry declined amid investor expectations of a downturn in the housing market.

The healthcare sector also detracted, as the stocks of many smaller companies in the sector declined. The pharmaceuticals, biotechnology, and life sciences industry declined amid stiff competition from companies working to develop new treatments in similar areas and a reduction in merger and acquisition activity. Healthcare facilities faced headwinds from high rates of employee illness and labor shortages.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	17.7%
Industrials	16.3
Information Technology	13.4
Consumer Discretionary	11.9
Health Care	11.9
Real Estate	8.7
Energy	6.0
Materials	5.5
Consumer Staples	4.8
Utilities	2.0
Communication Services	1.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Southwestern Energy Co.	0.8%
Matador Resources Co.	0.6
Independence Realty Trust Inc.	0.6
Omnicell Inc.	0.6
Exponent Inc.	0.6
Innovative Industrial Properties Inc.	0.5
Rogers Corp.	0.5
Matson Inc.	0.5
AMN Healthcare Services Inc.	0.5
UFP Industries Inc.	0.5

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF

Investment Objective

The iShares Core S&P Total U.S. Stock Market ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of U.S. equities, as represented by the S&P Total Market IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	11.70%	15.31%	14.25%	11.70%	103.90%	278.83%
Fund Market	11.61	15.31	14.25	11.61	103.90	279.01
Index	11.67	15.31	14.29	11.67	103.87	280.10

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through December 20, 2015 reflects the performance of the S&P Composite 1500®. Index performance beginning on December 21, 2015 reflects the performance of the S&P Total Market IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,032.70	$0.15		$1,000.00	$1,024.80	$0.15		0.03%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2022 (continued)	iShares® Core S&P Total U.S. Stock Market ETF

Portfolio Management Commentary

U.S. stocks advanced for the reporting period amid strong economic growth and robust consumer spending. The information technology sector contributed the most to the Index’s return, driven primarily by the strong performance of the largest companies in the sector. These companies benefited from network effects, which allowed them to use existing products and services to make their offerings more attractive to new customers. The technology hardware and equipment industry was the top contributor amid strong growth in sales and profits. Increased sales of smartphones with 5G capability drove profits, helped by discounts from wireless carriers. Increased sales of services, such as digital downloads and payment processing, also boosted the industry. The semiconductors and semiconductor equipment industry also gained, as a global shortage of semiconductors helped support profits in the industry. Consumer demand was high for products that use semiconductors, including personal computers, video cards, and automobiles. In response to high demand, makers of semiconductors ramped up production to record highs, boosting revenues.

The energy sector was a notable contributor to the Index’s return amid higher prices for energy commodities as demand for energy accelerated while supply remained constrained. The war in Ukraine led to increased uncertainty surrounding supply, driving further gains in oil prices. The oil, gas, and consumable fuels industry benefited, as rising prices drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending.

Stocks in the financials sector contributed to the Index’s return, as the strengthening economy and higher interest rates drove earnings growth. The capital markets industry advanced amid growing assets under management and low interest rates, which facilitated borrowing to finance acquisitions.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	27.1%
Health Care	13.4
Consumer Discretionary	11.9
Financials	11.7
Industrials	8.8
Communication Services	8.6
Consumer Staples	5.6
Energy	3.9
Real Estate	3.5
Materials	2.9
Utilities	2.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	5.9%
Microsoft Corp.	5.1
Amazon.com Inc.	3.1
Tesla Inc.	2.0
Alphabet Inc., Class A	1.8
Alphabet Inc., Class C	1.7
NVIDIA Corp.	1.5
Berkshire Hathaway Inc., Class B	1.4
Meta Platforms Inc, Class A	1.1
UnitedHealth Group Inc.	1.1

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Core S&P U.S. Growth ETF

Investment Objective

The iShares Core S&P U.S. Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-and mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the S&P 900 Growth IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	17.03%	19.31%	16.13%	17.03%	141.81%	346.30%
Fund Market	17.17	19.35	16.16	17.17	142.13	347.24
Index	17.09	19.39	16.24	17.09	142.56	350.24

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 22, 2017 reflects the performance of the Russell 3000® Growth Index. Index performance beginning on January 23, 2017 reflects the performance of the S&P 900 Growth IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,033.40	$0.20		$1,000.00	$1,024.70	$0.20		0.04%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2022 (continued)	iShares® Core S&P U.S. Growth ETF

Portfolio Management Commentary

Growth-oriented large- and mid-capitalization U.S. stocks advanced for the reporting period amid strong economic growth and robust consumer spending. The information technology sector contributed the most to the Index’s return, driven primarily by the strong performance of the largest companies in the sector. These companies benefited from network effects, which allowed them to use existing products and services to make their offerings more attractive to new customers. The technology hardware and equipment industry was the top contributor amid strong growth in sales and profits. Increased sales of smartphones with 5G capability drove profits, as demand for these products outstripped supply, helped by discounts from wireless carriers. Increased sales of services, such as digital downloads and payment processing, also boosted the industry.

The software and services industry was another source of strength, reflecting continued growth in demand for cloud computing services and operating system software amid a rapid increase in personal computer sales. Businesses continued their migration from more expensive in-house platforms to cloud providers. Elevated demand allowed for product price increases, which further boosted stock prices in the industry.

A strong rebound in consumer spending supported the consumer discretionary sector, which was a contributor to the Index’s return. The automobile manufacturing industry led the advance amid strong demand for electric vehicles. Despite semiconductor shortages that constrained production, electric car shipments continued to grow. Plans for additional manufacturing facilities also helped the industry amid strong growth in revenues and profits.

The healthcare sector contributed to the Index’s performance, buoyed by earnings growth and a partial return to normalcy in medical care as the coronavirus pandemic abated. Elective medical procedures, which represent an important source of revenue for makers of medical supplies and equipment, increased from pandemic-induced lows.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	42.7%
Consumer Discretionary	17.1
Communication Services	11.5
Health Care	11.0
Financials	6.9
Industrials	4.0
Real Estate	2.5
Materials	1.6
Consumer Staples	1.5
Energy	1.1
Utilities	0.1

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	13.2%
Microsoft Corp.	11.3
Amazon.com Inc.	7.0
Tesla Inc.	4.4
Alphabet Inc., Class A	4.1
Alphabet Inc., Class C	3.8
NVIDIA Corp.	3.3
Meta Platforms Inc, Class A	2.5
Home Depot Inc. (The)	1.2
Thermo Fisher Scientific Inc.	1.1

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Core S&P U.S. Value ETF

Investment Objective

The iShares Core S&P U.S. Value ETF (the “Fund”) seeks to track the investment results of an index composed of large-and mid-capitalization U.S. equities that exhibit value characteristics, as represented by the S&P 900 Value IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	12.33%	11.07%	12.02%	12.33%	69.07%	211.24%
Fund Market	12.30	11.08	12.04	12.30	69.15	211.58
Index	12.37	11.08	12.10	12.37	69.10	213.35

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 22, 2017 reflects the performance of the Russell 3000® Value Index. Index performance beginning on January 23, 2017 reflects the performance of the S&P 900 Value IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,080.30	$0.21		$1,000.00	$1,024.70	$0.20		0.04%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2022 (continued)	iShares® Core S&P U.S. Value ETF

Portfolio Management Commentary

Value-oriented large- and mid-capitalization U.S. stocks advanced for the reporting period amid strong economic growth and robust consumer spending. Stocks in the financials sector contributed the most to the Index’s return, as the strengthening economy and higher interest rates drove earnings growth. The diversified financials industry was the top contributor, led by the strong gains of a multisector holding company. The rebounding economy helped the value-oriented firms represented in this company’s holdings, which included notable investments in the information technology sector. Robust investment banking activity, especially initial public offerings and existing equity capital financings, drove gains in the capital markets industry. The insurance industry advanced amid growth in premiums and income, as many insurers were able to increase insurance rates in an environment of higher inflation.

The energy sector was a significant contributor to the Index’s return amid higher prices for energy commodities. As the global economy rebounded, demand for energy accelerated while supply remained constrained, leading to higher prices. The war in Ukraine drove further gains in oil prices. The oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending.

The healthcare sector was also a strong contributor to the Index’s return. The widespread adoption of COVID-19 vaccines and development of successful COVID-19 treatments generated billions of dollars in sales for pharmaceuticals companies. Meanwhile, elective medical procedures, which represent an important source of revenue for care providers, increased from pandemic-induced lows. On the downside, the communication services sector detracted slightly from the Index’s performance, as disruptions from the Delta and Omicron coronavirus variants weighed on the earnings of the entertainment industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Health Care	15.8%
Financials	15.8
Industrials	13.0
Information Technology	11.5
Consumer Staples	10.4
Consumer Discretionary	7.1
Energy	6.6
Communication Services	6.3
Utilities	5.5
Materials	4.2
Real Estate	3.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Berkshire Hathaway Inc., Class B	3.2%
Johnson & Johnson	2.3
Procter & Gamble Co. (The)	1.8
Exxon Mobil Corp.	1.7
Chevron Corp.	1.6
UnitedHealth Group Inc.	1.4
Walt Disney Co. (The)	1.3
Coca-Cola Co. (The)	1.2
JPMorgan Chase & Co.	1.1
Verizon Communications Inc.	1.1

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	17

Schedule of Investments March 31, 2022	iShares® Core S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
Boeing Co. (The)(a)(b)	4,751,414	$909,895,781
General Dynamics Corp.	1,998,196	481,924,911
Howmet Aerospace Inc.	3,247,505	116,715,330
Huntington Ingalls Industries Inc.	340,752	67,959,579
L3Harris Technologies Inc.	1,699,224	422,206,187
Lockheed Martin Corp.	2,101,540	927,619,756
Northrop Grumman Corp.	1,271,845	568,794,521
Raytheon Technologies Corp.	12,948,068	1,282,765,097
Textron Inc.(b)	1,934,414	143,881,713
TransDigm Group Inc.(a)(b)	458,870	298,972,160

		5,220,735,035

Air Freight & Logistics — 0.6%
CH Robinson Worldwide Inc.	1,129,706	121,680,633
Expeditors International of Washington Inc.	1,453,572	149,950,488
FedEx Corp.	2,115,055	489,402,576
United Parcel Service Inc., Class B	6,326,473	1,356,775,400

		2,117,809,097

Airlines — 0.2%
Alaska Air Group Inc.(a)(b)	1,070,272	62,086,479
American Airlines Group Inc.(a)(b)	5,579,702	101,829,561
Delta Air Lines Inc.(a)(b)	5,486,126	217,086,006
Southwest Airlines Co.(a)(b)	5,204,664	238,373,611
United Airlines Holdings Inc.(a)(b)	2,803,378	129,964,604

		749,340,261

Auto Components — 0.1%
Aptiv PLC(a)	2,347,097	280,970,982
BorgWarner Inc.	2,024,350	78,747,215

		359,718,197

Automobiles — 2.7%
Ford Motor Co.	34,127,692	577,099,272
General Motors Co.(a)	12,660,064	553,751,199
Tesla Inc.(a)(b)	7,263,393	7,827,032,297

		8,957,882,768

Banks — 3.8%
Bank of America Corp.	61,675,771	2,542,275,281
Citigroup Inc.	17,210,339	919,032,103
Citizens Financial Group Inc.	3,696,126	167,545,392
Comerica Inc.	1,132,639	102,424,545
Fifth Third Bancorp.	5,978,923	257,332,846
First Republic Bank/CA	1,551,381	251,478,860
Huntington Bancshares Inc./OH	12,314,766	180,041,879
JPMorgan Chase & Co.	25,641,046	3,495,387,391
KeyCorp	8,057,701	180,331,348
M&T Bank Corp.	1,129,915	191,520,592
People’s United Financial Inc.	3,702,066	74,004,299
PNC Financial Services Group Inc. (The)	3,652,998	673,795,481
Regions Financial Corp.	8,151,777	181,458,556
Signature Bank/New York NY	542,544	159,231,239
SVB Financial Group(a)(b)	509,599	285,095,160
Truist Financial Corp.	11,570,893	656,069,633
U.S. Bancorp.	11,704,942	622,117,667
Wells Fargo & Co.	33,714,675	1,633,813,150
Zions Bancorp. N.A.	1,275,926	83,649,709

		12,656,605,131

Beverages — 1.5%
Brown-Forman Corp., Class B, NVS	1,629,618	109,216,998
Coca-Cola Co. (The)	33,729,234	2,091,212,508

Security	Shares	Value

Beverages (continued)
Constellation Brands Inc., Class A	1,422,148	$327,549,128
Molson Coors Beverage Co., Class B	1,639,450	87,513,841
Monster Beverage Corp.(a)(b)	3,269,170	261,206,683
PepsiCo Inc.	12,003,340	2,009,119,049

		4,885,818,207

Biotechnology — 1.9%
AbbVie Inc.	15,338,798	2,486,572,544
Amgen Inc.	4,887,130	1,181,805,777
Biogen Inc.(a)	1,272,115	267,907,419
Gilead Sciences Inc.	10,882,628	646,972,235
Incyte Corp.(a)	1,608,487	127,746,037
Moderna Inc.(a)(b)	3,072,474	529,264,371
Regeneron Pharmaceuticals Inc.(a)	927,042	647,464,674
Vertex Pharmaceuticals Inc.(a)	2,210,990	577,002,060

		6,464,735,117

Building Products — 0.4%
A O Smith Corp.	1,125,751	71,924,231
Allegion PLC	802,264	88,072,542
Carrier Global Corp.	7,444,548	341,481,417
Fortune Brands Home & Security Inc.	1,183,792	87,932,070
Johnson Controls International PLC	6,081,089	398,737,006
Masco Corp.	2,035,333	103,801,983
Trane Technologies PLC	2,025,388	309,276,747

		1,401,225,996

Capital Markets — 2.9%
Ameriprise Financial Inc.	957,887	287,710,939
Bank of New York Mellon Corp. (The)	6,437,746	319,505,334
BlackRock Inc.(c)	1,236,319	944,757,890
Cboe Global Markets Inc.	911,197	104,259,161
Charles Schwab Corp. (The)	13,043,935	1,099,734,160
CME Group Inc.	3,127,397	743,882,650
FactSet Research Systems Inc.	330,657	143,554,737
Franklin Resources Inc.	2,447,432	68,332,302
Goldman Sachs Group Inc. (The)	2,945,307	972,245,841
Intercontinental Exchange Inc.	4,874,851	644,065,314
Invesco Ltd.	2,955,170	68,146,220
MarketAxess Holdings Inc.	326,370	111,031,074
Moody’s Corp.	1,403,287	473,483,067
Morgan Stanley	12,299,619	1,074,986,701
MSCI Inc.	707,180	355,626,678
Nasdaq Inc.	1,015,609	180,981,524
Northern Trust Corp.	1,791,624	208,634,615
Raymond James Financial Inc.	1,621,088	178,173,782
S&P Global Inc.	3,073,084	1,260,517,595
State Street Corp.	3,160,220	275,318,366
T Rowe Price Group Inc.	1,994,448	301,540,593

		9,816,488,543

Chemicals — 1.7%
Air Products and Chemicals Inc.	1,929,673	482,244,579
Albemarle Corp.	1,006,230	222,527,765
Celanese Corp.	951,433	135,931,233
CF Industries Holdings Inc.	1,854,205	191,094,367
Corteva Inc.	6,328,499	363,762,123
Dow Inc.	6,376,432	406,306,247
DuPont de Nemours Inc.	4,442,161	326,854,206
Eastman Chemical Co.	1,112,574	124,675,042
Ecolab Inc.	2,158,191	381,050,203
FMC Corp.	1,120,641	147,442,736
International Flavors & Fragrances Inc.	2,202,556	289,261,680

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Linde PLC	4,447,139	$1,420,549,611
LyondellBasell Industries NV, Class A	2,287,698	235,221,108
Mosaic Co. (The)	3,256,227	216,539,096
PPG Industries Inc.	2,045,048	268,044,441
Sherwin-Williams Co. (The)	2,091,606	522,106,690

		5,733,611,127

Commercial Services & Supplies — 0.4%
Cintas Corp.	769,159	327,192,547
Copart Inc.(a)	1,872,502	234,942,826
Republic Services Inc.	1,823,337	241,592,153
Rollins Inc.	1,916,959	67,189,413
Waste Management Inc.	3,348,895	530,799,857

		1,401,716,796

Communications Equipment — 0.9%
Arista Networks Inc.(a)(b)	1,952,192	271,315,644
Cisco Systems Inc.	36,593,551	2,040,456,404
F5 Inc.(a)	513,931	107,385,883
Juniper Networks Inc.	2,760,367	102,575,238
Motorola Solutions Inc.	1,469,707	355,963,035

		2,877,696,204

Construction & Engineering — 0.1%
Quanta Services Inc.(b)	1,233,795	162,379,760

Construction Materials — 0.1%
Martin Marietta Materials Inc.	542,835	208,931,763
Vulcan Materials Co.	1,150,559	211,357,688

		420,289,451

Consumer Finance — 0.6%
American Express Co.	5,346,397	999,776,239
Capital One Financial Corp.	3,586,202	470,832,460
Discover Financial Services	2,506,136	276,151,126
Synchrony Financial	4,507,707	156,913,281

		1,903,673,106

Containers & Packaging — 0.3%
Amcor PLC	12,966,378	146,909,063
Avery Dennison Corp.	725,323	126,184,442
Ball Corp.	2,809,613	252,865,170
International Paper Co.	3,337,787	154,038,870
Packaging Corp. of America	817,090	127,555,920
Sealed Air Corp.	1,327,993	88,922,411
Westrock Co.	2,267,892	106,658,961

		1,003,134,837

Distributors — 0.1%
Genuine Parts Co.	1,241,688	156,477,522
LKQ Corp.	2,353,190	106,858,358
Pool Corp.	347,513	146,945,872

		410,281,752

Diversified Financial Services — 1.7%
Berkshire Hathaway Inc., Class B(a)(b)	15,889,726	5,607,643,203

Diversified Telecommunication Services — 1.0%
AT&T Inc.	61,958,052	1,464,068,769
Lumen Technologies Inc.	7,976,108	89,890,737
Verizon Communications Inc.	36,423,479	1,855,412,020

		3,409,371,526

Electric Utilities — 1.7%
Alliant Energy Corp.	2,214,864	138,384,703
American Electric Power Co. Inc.	4,395,473	438,536,341
Constellation Energy Corp.	2,845,781	160,075,181

Security	Shares	Value

Electric Utilities (continued)
Duke Energy Corp.	6,674,016	$745,220,626
Edison International	3,267,357	229,041,726
Entergy Corp.	1,722,265	201,074,439
Evergy Inc.	1,952,458	133,430,980
Eversource Energy	2,991,506	263,820,914
Exelon Corp.	8,479,655	403,885,968
FirstEnergy Corp.	4,912,943	225,307,566
NextEra Energy Inc.	17,024,254	1,442,124,556
NRG Energy Inc.	2,079,249	79,759,992
Pinnacle West Capital Corp.	946,884	73,951,640
PPL Corp.	6,621,037	189,096,817
Southern Co. (The)	9,195,266	666,748,738
Xcel Energy Inc.	4,673,748	337,304,393

		5,727,764,580

Electrical Equipment — 0.5%
AMETEK Inc.	1,995,859	265,808,502
Eaton Corp. PLC	3,450,889	523,706,915
Emerson Electric Co.	5,140,498	504,025,829
Generac Holdings Inc.(a)(b)	555,766	165,207,001
Rockwell Automation Inc.	1,008,184	282,321,765

		1,741,070,012

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	5,211,038	392,651,713
CDW Corp./DE	1,193,079	213,429,902
Corning Inc.	6,500,311	239,926,479
IPG Photonics Corp.(a)	298,191	32,729,444
Keysight Technologies Inc.(a)	1,585,550	250,469,334
TE Connectivity Ltd.	2,822,679	369,714,495
Teledyne Technologies Inc.(a)(b)	402,784	190,367,802
Trimble Inc.(a)	2,173,069	156,765,198
Zebra Technologies Corp., Class A(a)	465,536	192,592,243

		2,038,646,610

Energy Equipment & Services — 0.3%
Baker Hughes Co.	7,880,954	286,945,535
Halliburton Co.	7,796,370	295,248,532
Schlumberger NV	12,176,284	503,002,292

		1,085,196,359

Entertainment — 1.4%
Activision Blizzard Inc.	6,752,203	540,918,982
Electronic Arts Inc.	2,425,687	306,873,662
Live Nation Entertainment Inc.(a)(b)	1,174,956	138,221,824
Netflix Inc.(a)	3,851,978	1,442,912,439
Take-Two Interactive Software Inc.(a)(b)	1,008,489	155,045,099
Walt Disney Co. (The)(a)	15,796,484	2,166,645,746

		4,750,617,752

Equity Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities Inc.	1,266,520	254,887,150
American Tower Corp.	3,958,475	994,448,089
AvalonBay Communities Inc.	1,204,245	299,098,331
Boston Properties Inc.	1,220,952	157,258,618
Crown Castle International Corp.	3,748,139	691,906,459
Digital Realty Trust Inc.	2,455,984	348,258,531
Duke Realty Corp.	3,279,351	190,399,119
Equinix Inc.	779,732	578,264,846
Equity Residential	2,991,165	268,965,557
Essex Property Trust Inc.	566,020	195,548,590
Extra Space Storage Inc.	1,164,601	239,441,966
Federal Realty Investment Trust	594,163	72,529,477
Healthpeak Properties Inc.	4,607,543	158,176,951

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Host Hotels & Resorts Inc.	6,213,363	$120,725,643
Iron Mountain Inc.	2,566,134	142,189,485
Kimco Realty Corp.	5,343,476	131,983,857
Mid-America Apartment Communities Inc.	1,003,633	210,210,932
Prologis Inc.	6,432,394	1,038,702,983
Public Storage	1,323,599	516,574,218
Realty Income Corp.	4,896,005	339,293,146
Regency Centers Corp.	1,327,430	94,698,856
SBA Communications Corp.	950,836	327,182,667
Simon Property Group Inc.	2,869,203	377,472,347
UDR Inc.	2,602,353	149,296,992
Ventas Inc.	3,427,392	211,675,730
Vornado Realty Trust	1,345,418	60,974,344
Welltower Inc.	3,802,244	365,547,738
Weyerhaeuser Co.	6,468,681	245,163,010

		8,780,875,632

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	3,847,399	2,215,524,714
Kroger Co. (The)	5,765,074	330,742,295
Sysco Corp.	4,406,398	359,782,397
Walgreens Boots Alliance Inc.	6,207,869	277,926,295
Walmart Inc.	12,274,311	1,827,890,394

		5,011,866,095

Food Products — 1.0%
Archer-Daniels-Midland Co.	4,842,833	437,114,106
Campbell Soup Co.	1,712,361	76,319,930
Conagra Brands Inc.	4,117,473	138,223,569
General Mills Inc.	5,208,721	352,734,586
Hershey Co. (The)	1,260,352	273,030,054
Hormel Foods Corp.(b)	2,418,457	124,647,274
JM Smucker Co. (The)	930,090	125,943,487
Kellogg Co.	2,267,939	146,259,386
Kraft Heinz Co. (The)	6,227,218	245,290,117
Lamb Weston Holdings Inc.	1,238,782	74,215,430
McCormick & Co. Inc./MD, NVS	2,192,045	218,766,091
Mondelez International Inc., Class A	12,064,558	757,412,951
Tyson Foods Inc., Class A	2,544,894	228,098,849

		3,198,055,830

Gas Utilities — 0.0%
Atmos Energy Corp.	1,178,494	140,818,248

Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	15,342,368	1,815,922,676
ABIOMED Inc.(a)(b)	387,973	128,512,176
Align Technology Inc.(a)	637,413	277,912,068
Baxter International Inc.	4,332,757	335,961,978
Becton Dickinson and Co.	2,473,928	658,064,848
Boston Scientific Corp.(a)	12,363,795	547,592,481
Cooper Companies Inc. (The)(b)	423,124	176,692,351
DENTSPLY SIRONA Inc.	1,894,648	93,254,575
Dexcom Inc.(a)(b)	840,917	430,213,137
Edwards Lifesciences Corp.(a)	5,409,991	636,864,140
Hologic Inc.(a)(b)	2,153,422	165,425,878
IDEXX Laboratories Inc.(a)(b)	737,529	403,472,615
Intuitive Surgical Inc.(a)(b)	3,101,455	935,646,944
Medtronic PLC	11,665,888	1,294,330,274
ResMed Inc.	1,274,190	309,003,817
STERIS PLC	879,418	212,616,890
Stryker Corp.	2,911,921	778,502,079

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Teleflex Inc.	401,501	$142,464,600
Zimmer Biomet Holdings Inc.	1,802,652	230,559,191

		9,573,012,718

Health Care Providers & Services — 3.0%
AmerisourceBergen Corp.	1,316,608	203,692,424
Anthem Inc.	2,105,013	1,034,024,486
Cardinal Health Inc.	2,406,935	136,473,215
Centene Corp.(a)	5,050,792	425,226,178
Cigna Corp.	2,810,241	673,361,846
CVS Health Corp.	11,397,036	1,153,494,014
DaVita Inc.(a)(b)	533,747	60,372,123
HCA Healthcare Inc.	2,083,978	522,286,566
Henry Schein Inc.(a)(b)	1,202,133	104,813,976
Humana Inc.	1,111,849	483,843,329
Laboratory Corp. of America Holdings(a)	810,139	213,601,249
McKesson Corp.	1,303,522	399,047,190
Molina Healthcare Inc.(a)(b)	506,670	169,020,045
Quest Diagnostics Inc.	1,035,471	141,714,561
UnitedHealth Group Inc.	8,171,840	4,167,393,245
Universal Health Services Inc., Class B(b)	653,089	94,665,251

		9,983,029,698

Health Care Technology — 0.1%
Cerner Corp.	2,560,263	239,538,206

Hotels, Restaurants & Leisure — 1.9%
Booking Holdings Inc.(a)	356,227	836,581,298
Caesars Entertainment Inc.(a)(b)	1,891,416	146,319,942
Carnival Corp.(a)(b)	7,134,423	144,258,033
Chipotle Mexican Grill Inc.(a)(b)	244,134	386,227,312
Darden Restaurants Inc.	1,103,879	146,760,713
Domino’s Pizza Inc.	320,905	130,611,544
Expedia Group Inc.(a)	1,307,274	255,794,304
Hilton Worldwide Holdings Inc.(a)	2,413,646	366,246,644
Las Vegas Sands Corp.(a)	2,979,999	115,832,561
Marriott International Inc./MD, Class A(a)(b)	2,373,131	417,077,773
McDonald’s Corp.	6,483,360	1,603,205,261
MGM Resorts International	3,272,657	137,255,235
Norwegian Cruise Line Holdings Ltd.(a)(b)	3,627,649	79,372,960
Penn National Gaming Inc.(a)(b)	1,506,961	63,925,286
Royal Caribbean Cruises Ltd.(a)(b)	1,943,440	162,821,403
Starbucks Corp.	9,997,537	909,475,941
Wynn Resorts Ltd.(a)(b)	886,060	70,654,424
Yum! Brands Inc.	2,499,116	296,220,219

		6,268,640,853

Household Durables — 0.3%
DR Horton Inc.	2,800,714	208,681,200
Garmin Ltd.	1,345,957	159,643,960
Lennar Corp., Class A	2,262,375	183,636,979
Mohawk Industries Inc.(a)(b)	487,795	60,584,139
Newell Brands Inc.	3,245,107	69,477,741
NVR Inc.(a)(b)	28,386	126,807,926
PulteGroup Inc.	2,111,819	88,485,216
Whirlpool Corp.	502,840	86,880,695

		984,197,856

Household Products — 1.3%
Church & Dwight Co. Inc.	2,097,674	208,466,842
Clorox Co. (The)	1,071,731	149,002,761
Colgate-Palmolive Co.	7,294,134	553,114,181
Kimberly-Clark Corp.	2,912,808	358,741,433

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Procter & Gamble Co. (The)	20,797,871	$3,177,914,689

		4,447,239,906

Independent Power and Renewable Electricity Producers — 0.0%
AES Corp. (The)	5,696,025	146,558,723

Industrial Conglomerates — 1.0%
3M Co.	4,947,577	736,595,264
General Electric Co.	9,538,117	872,737,705
Honeywell International Inc.	5,957,862	1,159,280,788
Roper Technologies Inc.	915,209	432,189,146

		3,200,802,903

Insurance — 2.1%
Aflac Inc.	5,218,240	336,002,474
Allstate Corp. (The)	2,441,735	338,204,715
American International Group Inc.	7,189,019	451,254,723
Aon PLC, Class A	1,862,261	606,408,049
Arthur J Gallagher & Co.	1,816,998	317,247,851
Assurant Inc.	482,903	87,806,252
Brown & Brown Inc.	2,075,036	149,962,852
Chubb Ltd.	3,732,742	798,433,514
Cincinnati Financial Corp.	1,301,922	177,009,315
Everest Re Group Ltd.	341,267	102,851,048
Globe Life Inc.	834,978	83,998,787
Hartford Financial Services Group Inc. (The)	2,901,227	208,337,111
Lincoln National Corp.	1,422,290	92,960,874
Loews Corp.	1,702,823	110,376,987
Marsh & McLennan Companies Inc.	4,377,430	746,001,621
MetLife Inc.	6,074,236	426,897,306
Principal Financial Group Inc.	2,105,620	154,573,564
Progressive Corp. (The)	5,057,760	576,534,062
Prudential Financial Inc.	3,273,108	386,783,172
Travelers Companies Inc. (The)	2,098,886	383,529,439
W R Berkley Corp.	1,803,742	120,111,180
Willis Towers Watson PLC	1,062,115	250,892,805

		6,906,177,701

Interactive Media & Services — 5.7%
Alphabet Inc., Class A(a)	2,609,488	7,257,899,449
Alphabet Inc., Class C, NVS(a)	2,409,968	6,731,016,524
Match Group Inc.(a)(b)	2,453,214	266,762,490
Meta Platforms Inc, Class A(a)	20,034,468	4,454,864,305
Twitter Inc.(a)(b)	6,894,646	266,753,854

		18,977,296,622

Internet & Direct Marketing Retail — 3.9%
Amazon.com Inc.(a)	3,796,806	12,377,397,720
eBay Inc.	5,419,974	310,347,711
Etsy Inc.(a)(b)	1,081,329	134,387,568

		12,822,132,999

IT Services — 4.3%
Accenture PLC, Class A	5,483,464	1,849,188,565
Akamai Technologies Inc.(a)(b)	1,413,861	168,800,865
Automatic Data Processing Inc.	3,644,464	829,261,338
Broadridge Financial Solutions Inc.	1,015,831	158,175,045
Cognizant Technology Solutions Corp., Class A	4,557,272	408,650,580
DXC Technology Co.(a)	2,094,830	68,354,303
EPAM Systems Inc.(a)	493,636	146,417,374
Fidelity National Information Services Inc.	5,271,360	529,349,971
Fiserv Inc.(a)(b)	5,155,584	522,776,218
FleetCor Technologies Inc.(a)	714,366	177,919,996
Gartner Inc.(a)	711,776	211,724,889

Security	Shares	Value

IT Services (continued)
Global Payments Inc.	2,477,854	$339,069,541
International Business Machines Corp.	7,778,194	1,011,320,784
Jack Henry & Associates Inc.	623,883	122,936,145
Mastercard Inc., Class A	7,488,242	2,676,147,926
Paychex Inc.	2,785,781	380,175,533
PayPal Holdings Inc.(a)(b)	10,108,021	1,168,992,629
VeriSign Inc.(a)(b)	844,975	187,973,138
Visa Inc., Class A	14,389,148	3,191,081,352

		14,148,316,192

Leisure Products — 0.0%
Hasbro Inc.	1,100,782	90,176,061

Life Sciences Tools & Services — 1.8%
Agilent Technologies Inc.	2,608,397	345,169,175
Bio-Rad Laboratories Inc., Class A(a)	188,260	106,033,680
Bio-Techne Corp.(b)	335,535	145,300,076
Charles River Laboratories International Inc.(a)	429,428	121,944,669
Danaher Corp.	5,521,224	1,619,540,636
Illumina Inc.(a)(b)	1,360,098	475,218,241
IQVIA Holdings Inc.(a)	1,648,452	381,138,587
Mettler-Toledo International Inc.(a)(b)	199,462	273,899,224
PerkinElmer Inc.(b)	1,109,278	193,524,640
Thermo Fisher Scientific Inc.(b)	3,418,927	2,019,389,233
Waters Corp.(a)	527,475	163,722,965
West Pharmaceutical Services Inc.	639,116	262,491,332

		6,107,372,458

Machinery — 1.5%
Caterpillar Inc.	4,692,314	1,045,541,405
Cummins Inc.	1,229,941	252,273,198
Deere & Co.	2,434,096	1,011,269,524
Dover Corp.	1,246,547	195,583,224
Fortive Corp.	3,110,412	189,517,403
IDEX Corp.	652,783	125,158,085
Illinois Tool Works Inc.	2,477,185	518,722,539
Ingersoll Rand Inc.(b)	3,507,456	176,600,410
Nordson Corp.	468,410	106,366,543
Otis Worldwide Corp.	3,703,382	284,975,245
PACCAR Inc.	2,989,631	263,296,802
Parker-Hannifin Corp.	1,115,087	316,417,087
Pentair PLC	1,458,037	79,040,186
Snap-on Inc.	468,906	96,350,805
Stanley Black & Decker Inc.	1,413,002	197,523,550
Westinghouse Air Brake Technologies Corp.	1,635,417	157,278,053
Xylem Inc./NY	1,562,195	133,192,746

		5,149,106,805

Media — 1.0%
Charter Communications Inc., Class A(a)(b)	1,033,449	563,767,099
Comcast Corp., Class A	39,250,096	1,837,689,495
Discovery Inc., Class A(a)(b)	1,437,669	35,826,711
Discovery Inc., Class C, NVS(a)	2,747,547	68,606,249
DISH Network Corp., Class A(a)(b)	2,161,172	68,401,094
Fox Corp., Class A, NVS	2,695,169	106,324,417
Fox Corp., Class B	1,188,269	43,110,399
Interpublic Group of Companies Inc. (The)	3,367,363	119,373,018
News Corp., Class A, NVS	3,321,688	73,575,389
News Corp., Class B	1,093,142	24,617,558
Omnicom Group Inc.	1,818,626	154,364,975
Paramount Global, Class B, NVS	5,340,556	201,926,422

		3,297,582,826

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining — 0.5%
Freeport-McMoRan Inc.	12,777,663	$635,560,958
Newmont Corp.	6,905,636	548,652,780
Nucor Corp.	2,366,913	351,841,617

		1,536,055,355

Multi-Utilities — 0.8%
Ameren Corp.	2,238,755	209,905,669
CenterPoint Energy Inc.	5,552,220	170,120,021
CMS Energy Corp.	2,510,363	175,574,788
Consolidated Edison Inc.	3,062,052	289,915,083
Dominion Energy Inc.	7,027,842	597,155,735
DTE Energy Co.	1,699,309	224,665,643
NiSource Inc.	3,417,230	108,667,914
Public Service Enterprise Group Inc.	4,398,340	307,883,800
Sempra Energy	2,770,714	465,812,437
WEC Energy Group Inc.	2,742,311	273,710,061

		2,823,411,151

Multiline Retail — 0.5%
Dollar General Corp.	2,002,577	445,833,718
Dollar Tree Inc.(a)(b)	1,947,827	311,944,494
Target Corp.	4,164,318	883,751,566

		1,641,529,778

Oil, Gas & Consumable Fuels — 3.5%
APA Corp.	3,147,896	130,102,542
Chevron Corp.	16,725,366	2,723,391,346
ConocoPhillips	11,288,146	1,128,814,600
Coterra Energy Inc.	7,058,942	190,379,666
Devon Energy Corp.	5,457,333	322,692,100
Diamondback Energy Inc.	1,499,689	205,577,368
EOG Resources Inc.	5,076,490	605,269,903
Exxon Mobil Corp.	36,732,071	3,033,701,744
Hess Corp.	2,420,240	259,062,490
Kinder Morgan Inc.	16,972,132	320,943,016
Marathon Oil Corp.	6,816,754	171,168,693
Marathon Petroleum Corp.	5,009,878	428,344,569
Occidental Petroleum Corp.	7,687,004	436,160,607
ONEOK Inc.	3,841,771	271,344,286
Phillips 66	4,056,600	350,449,674
Pioneer Natural Resources Co.	1,969,416	492,413,082
Valero Energy Corp.	3,524,528	357,880,573
Williams Companies Inc. (The)	10,564,628	352,964,221

		11,780,660,480

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	2,022,514	550,771,012

Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	18,912,057	1,381,147,523
Catalent Inc.(a)(b)	1,558,516	172,839,425
Eli Lilly & Co.	6,888,801	1,972,745,942
Johnson & Johnson	22,841,420	4,048,184,867
Merck & Co. Inc.	21,916,058	1,798,212,559
Organon & Co.	2,199,912	76,842,926
Pfizer Inc.	48,699,425	2,521,169,232
Viatris Inc.	10,361,889	112,737,352
Zoetis Inc.	4,100,254	773,266,902

		12,857,146,728

Professional Services — 0.3%
Equifax Inc.	1,050,696	249,120,021
Jacobs Engineering Group Inc.	1,131,465	155,927,192
Leidos Holdings Inc.	1,221,196	131,913,592

Security	Shares	Value

Professional Services (continued)
Nielsen Holdings PLC	3,133,891	$85,367,191
Robert Half International Inc.	941,088	107,453,428
Verisk Analytics Inc.	1,402,382	300,993,249

		1,030,774,673

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)(b)	2,896,405	265,078,986

Road & Rail — 1.0%
CSX Corp.	19,210,528	719,434,274
JB Hunt Transport Services Inc.	730,373	146,651,595
Norfolk Southern Corp.	2,078,692	592,884,532
Old Dominion Freight Line Inc.	812,077	242,551,158
Union Pacific Corp.	5,525,967	1,509,749,444

		3,211,271,003

Semiconductors & Semiconductor Equipment — 6.0%
Advanced Micro Devices Inc.(a)	14,184,226	1,550,903,271
Analog Devices Inc.	4,551,295	751,782,908
Applied Materials Inc.	7,702,722	1,015,218,760
Broadcom Inc.	3,582,261	2,255,678,107
Enphase Energy Inc.(a)(b)	1,153,350	232,722,963
Intel Corp.	35,330,218	1,750,965,604
KLA Corp.	1,311,339	480,028,754
Lam Research Corp.	1,210,690	650,879,051
Microchip Technology Inc.	4,838,116	363,536,036
Micron Technology Inc.	9,702,318	755,713,549
Monolithic Power Systems Inc.	376,850	183,028,508
NVIDIA Corp.	21,690,978	5,918,600,257
NXP Semiconductors NV	2,301,610	425,981,979
Qorvo Inc.(a)(b)	959,659	119,093,682
QUALCOMM Inc.	9,778,303	1,494,320,264
Skyworks Solutions Inc.	1,423,722	189,753,668
SolarEdge Technologies Inc.(a)(b)	460,456	148,437,201
Teradyne Inc.(b)	1,431,698	169,269,655
Texas Instruments Inc.	8,013,078	1,470,239,551

		19,926,153,768

Software — 8.9%
Adobe Inc.(a)	4,092,674	1,864,704,128
ANSYS Inc.(a)	758,473	240,928,948
Autodesk Inc.(a)(b)	1,908,574	409,102,837
Cadence Design Systems Inc.(a)	2,410,256	396,390,702
Ceridian HCM Holding Inc.(a)(b)	1,152,890	78,811,560
Citrix Systems Inc.	1,079,159	108,887,143
Fortinet Inc.(a)	1,170,723	400,082,878
Intuit Inc.	2,456,858	1,181,355,601
Microsoft Corp.	65,045,670	20,054,230,518
NortonLifeLock Inc.	5,043,948	133,765,501
Oracle Corp.	13,669,921	1,130,912,564
Paycom Software Inc.(a)	416,976	144,432,147
PTC Inc.(a)	906,099	97,604,984
salesforce.com Inc.(a)	8,546,249	1,814,539,588
ServiceNow Inc.(a)(b)	1,734,759	966,069,939
Synopsys Inc.(a)	1,335,925	445,223,725
Tyler Technologies Inc.(a)(b)	354,835	157,862,543

		29,624,905,306

Specialty Retail — 2.0%
Advance Auto Parts Inc.	529,977	109,684,040
AutoZone Inc.(a)(b)	179,549	367,102,294
Bath & Body Works Inc.	2,182,867	104,341,043
Best Buy Co. Inc.	1,865,369	169,562,042

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
CarMax Inc.(a)(b)	1,416,550	$136,668,744
Home Depot Inc. (The)	9,060,230	2,711,998,646
Lowe’s Companies Inc.	5,845,689	1,181,939,859
O’Reilly Automotive Inc.(a)(b)	588,070	402,804,427
Ross Stores Inc.	3,053,051	276,178,993
TJX Companies Inc. (The)	10,340,789	626,444,998
Tractor Supply Co.	980,372	228,789,414
Ulta Salon Cosmetics & Fragrance Inc.(a)	474,514	188,960,965

		6,504,475,465

Technology Hardware, Storage & Peripherals — 7.4%
Apple Inc.	134,514,070	23,487,501,763
Hewlett Packard Enterprise Co.	11,134,694	186,060,737
HP Inc.	9,421,764	342,010,033
NetApp Inc.	1,920,679	159,416,357
Seagate Technology Holdings PLC	1,726,482	155,210,732
Western Digital Corp.(a)	2,763,693	137,217,357

		24,467,416,979

Textiles, Apparel & Luxury Goods — 0.6%
Nike Inc., Class B	11,073,572	1,490,059,848
PVH Corp.(b)	633,043	48,497,424
Ralph Lauren Corp.	402,774	45,690,683
Tapestry Inc.	2,231,179	82,888,300
Under Armour Inc., Class A(a)(b)	1,700,606	28,944,314
Under Armour Inc., Class C, NVS(a)	1,866,225	29,038,461
VF Corp.	2,781,906	158,179,175

		1,883,298,205

Tobacco — 0.6%
Altria Group Inc.	15,844,362	827,867,914
Philip Morris International Inc.	13,446,937	1,263,205,262

		2,091,073,176

Trading Companies & Distributors — 0.2%
Fastenal Co.	4,993,695	296,625,483
United Rentals Inc.(a)(b)	635,490	225,732,403

Security	Shares	Value

Trading Companies & Distributors (continued)
WW Grainger Inc.	380,487	$196,251,390

		718,609,276

Water Utilities — 0.1%
American Water Works Co. Inc.	1,560,644	258,333,401

Wireless Telecommunication Services — 0.2%
T-Mobile U.S. Inc.(a)(b)	5,094,182	653,838,260

Total Common Stocks — 99.8% (Cost: $ 267,494,772,652)		332,201,052,761

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	1,352,848,082	1,352,577,512
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	533,120,000	533,120,000

		1,885,697,512

Total Short-Term Investments — 0.5% (Cost: $ 1,885,254,734)		1,885,697,512

Total Investments in Securities — 100.3% (Cost: $ 269,380,027,386)		334,086,750,273

Other Assets, Less Liabilities — (0.3)%		(1,120,927,507)

Net Assets — 100.0%		$332,965,822,766

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,546,440,574	$—		$(192,972,328	)(a)	$(356,014)	$(534,720)	$1,352,577,512	1,352,848,082	$1,972,666	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	211,170,000	321,950,000	(a)	—		—	—	533,120,000	533,120,000	132,472		—
BlackRock Inc.	834,197,931	352,075,319		(240,170,120)		112,985,456	(114,330,696)	944,757,890	1,236,319	20,087,655		—

						$112,629,442	$(114,865,416)	$2,830,455,402		$22,192,793		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P 500 ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	3,345	06/17/22	$757,768	$42,833,042

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$42,833,042

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$50,904,519

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$38,678,492

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$636,932,461

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$332,201,052,761	$—	$—	$332,201,052,761
Money Market Funds	1,885,697,512	—	—	1,885,697,512

	$334,086,750,273	$—	$—	$334,086,750,273

Derivative financial instruments(a)
Assets
Futures Contracts	$42,833,042	$—	$—	$42,833,042

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.4%
Axon Enterprise Inc.(a)(b)	1,942,846	$267,588,180
Curtiss-Wright Corp.	1,110,522	166,755,984
Hexcel Corp.(b)	2,374,553	141,214,667
Mercury Systems Inc.(a)(b)	1,610,834	103,818,251
Woodward Inc.	1,790,220	223,616,380

		902,993,462

Air Freight & Logistics — 0.3%
GXO Logistics Inc.(a)(b)	2,799,452	199,712,906

Airlines — 0.2%
JetBlue Airways Corp.(a)(b)	9,044,384	135,213,541

Auto Components — 1.4%
Adient PLC(a)(b)	2,689,737	109,660,577
Dana Inc.	4,100,102	72,038,792
Fox Factory Holding Corp.(a)(b)	1,191,616	116,718,787
Gentex Corp.	6,716,397	195,917,301
Goodyear Tire & Rubber Co. (The)(a)(b)	7,955,679	113,686,653
Lear Corp.	1,694,490	241,617,329
Visteon Corp.(a)(b)	793,159	86,557,442

		936,196,881

Automobiles — 0.5%
Harley-Davidson Inc.	4,354,680	171,574,392
Thor Industries Inc.	1,580,676	124,399,201

		295,973,593

Banks — 6.7%
Associated Banc-Corp.	4,253,985	96,820,699
Bank of Hawaii Corp.	1,140,847	95,739,880
Bank OZK	3,435,971	146,715,962
Cadence Bank	4,482,419	131,155,580
Cathay General Bancorp.	2,150,031	96,213,887
Commerce Bancshares Inc.	3,136,976	224,576,112
Cullen/Frost Bankers Inc.	1,617,297	223,850,078
East West Bancorp. Inc.	4,026,311	318,159,095
First Financial Bankshares Inc.	3,643,033	160,730,616
First Horizon Corp.	15,151,113	355,899,644
FNB Corp.	9,644,589	120,075,133
Fulton Financial Corp.	4,579,204	76,106,370
Glacier Bancorp. Inc.	3,082,215	154,973,770
Hancock Whitney Corp.	2,457,201	128,143,032
Home BancShares Inc./AR	4,273,305	96,576,693
International Bancshares Corp.	1,506,385	63,584,511
Old National Bancorp./IN	8,391,774	137,457,258
PacWest Bancorp.	3,394,599	146,409,055
Pinnacle Financial Partners Inc.	2,161,596	199,039,760
Prosperity Bancshares Inc.	2,617,425	181,596,947
Synovus Financial Corp.	4,117,435	201,754,315
Texas Capital Bancshares Inc.(a)	1,433,494	82,153,541
UMB Financial Corp.	1,225,808	119,099,505
Umpqua Holdings Corp.	6,131,566	115,641,335
United Bankshares Inc./WV	3,875,893	135,191,148
Valley National Bancorp.	11,962,276	155,748,834
Webster Financial Corp.	5,103,518	286,409,430
Wintrust Financial Corp.	1,613,180	149,912,817

		4,399,735,007

Beverages — 0.2%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	266,114	103,377,306

Security	Shares	Value

Biotechnology — 1.5%
Arrowhead Pharmaceuticals Inc.(a)(b)	2,993,920	$137,690,381
Exelixis Inc.(a)(b)	8,985,537	203,702,124
Halozyme Therapeutics Inc.(a)(b)	3,984,773	158,912,747
Neurocrine Biosciences Inc.(a)	2,692,234	252,396,937
United Therapeutics Corp.(a)(b)	1,278,368	229,352,003

		982,054,192

Building Products — 2.4%
Builders FirstSource Inc.(a)(b)	5,433,436	350,673,959
Carlisle Companies Inc.	1,483,469	364,814,697
Lennox International Inc.	955,518	246,389,871
Owens Corning	2,851,148	260,880,042
Simpson Manufacturing Co. Inc.	1,229,743	134,091,177
Trex Co. Inc.(a)(b)	3,267,634	213,474,529

		1,570,324,275

Capital Markets — 1.9%
Affiliated Managers Group Inc.	1,150,449	162,155,786
Evercore Inc., Class A	1,104,240	122,923,997
Federated Hermes Inc.	2,747,468	93,578,760
Interactive Brokers Group Inc., Class A	2,472,889	162,988,114
Janus Henderson Group PLC	4,798,543	168,044,976
Jefferies Financial Group Inc.	5,492,077	180,414,729
SEI Investments Co.	2,986,524	179,818,610
Stifel Financial Corp.	2,966,194	201,404,573

		1,271,329,545

Chemicals — 2.5%
Ashland Global Holdings Inc.	1,502,353	147,846,559
Avient Corp.	2,590,539	124,345,872
Cabot Corp.	1,605,392	109,824,867
Chemours Co. (The)	4,541,768	142,974,857
Ingevity Corp.(a)(b)	1,116,039	71,504,619
Minerals Technologies Inc.(b)	947,691	62,689,760
NewMarket Corp.	194,640	63,137,323
Olin Corp.	4,005,903	209,428,609
RPM International Inc.	3,679,276	299,640,237
Scotts Miracle-Gro Co. (The)	1,152,990	141,771,650
Sensient Technologies Corp.	1,191,599	100,034,736
Valvoline Inc.	5,090,768	160,664,638

		1,633,863,727

Commercial Services & Supplies — 1.5%
Brink’s Co. (The)	1,393,664	94,769,152
Clean Harbors Inc.(a)	1,417,589	158,259,636
IAA Inc.(a)(b)	3,832,433	146,590,562
MillerKnoll Inc.	2,147,136	74,205,020
MSA Safety Inc.	1,036,849	137,589,862
Stericycle Inc.(a)(b)	2,611,183	153,850,903
Tetra Tech Inc.	1,530,237	252,397,291

		1,017,662,426

Communications Equipment — 1.0%
Calix Inc.(a)(b)	1,561,035	66,984,012
Ciena Corp.(a)(b)	4,394,792	266,456,239
Lumentum Holdings Inc.(a)(b)	2,046,133	199,702,581
Viasat Inc.(a)(b)	2,111,484	103,040,419

		636,183,251

Construction & Engineering — 1.7%
AECOM	4,010,306	308,031,604
Dycom Industries Inc.(a)(b)	856,621	81,601,717
EMCOR Group Inc.	1,516,194	170,768,930
Fluor Corp.(a)(b)	4,015,144	115,194,481

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
MasTec Inc.(a)(b)	1,670,350	$145,487,485
MDU Resources Group Inc.	5,754,638	153,361,103
Valmont Industries Inc.	601,250	143,458,250

		1,117,903,570

Construction Materials — 0.2%
Eagle Materials Inc.	1,121,119	143,906,835

Consumer Finance — 0.5%
FirstCash Holdings Inc.	1,145,019	80,540,637
Navient Corp.	4,370,955	74,481,073
PROG Holdings Inc.(a)	1,620,430	46,619,771
SLM Corp.	7,916,556	145,347,968

		346,989,449

Containers & Packaging — 0.8%
AptarGroup Inc.	1,868,584	219,558,620
Greif Inc., Class A, NVS	758,424	49,343,065
Silgan Holdings Inc.	2,377,798	109,925,602
Sonoco Products Co.	2,783,039	174,106,920

		552,934,207

Diversified Consumer Services — 0.9%
Graham Holdings Co., Class B	113,442	69,366,380
Grand Canyon Education Inc.(a)(b)	1,124,622	109,212,042
H&R Block Inc.	4,670,069	121,608,597
Service Corp. International	4,679,026	307,973,491

		608,160,510

Diversified Financial Services — 0.3%
Voya Financial Inc.	3,054,135	202,641,857

Diversified Telecommunication Services — 0.2%
Iridium Communications Inc.(a)(b)	3,741,387	150,852,724

Electric Utilities — 1.1%
ALLETE Inc.	1,487,803	99,653,045
Hawaiian Electric Industries Inc.	3,102,447	131,264,533
IDACORP Inc.	1,435,373	165,584,629
OGE Energy Corp.	5,681,454	231,689,694
PNM Resources Inc.	2,431,885	115,927,958

		744,119,859

Electrical Equipment — 1.9%
Acuity Brands Inc.(b)	993,866	188,138,834
EnerSys	1,170,794	87,306,109
Hubbell Inc.	1,543,736	283,692,365
nVent Electric PLC	4,760,994	165,587,371
Regal Rexnord Corp.	1,922,514	286,031,633
Sunrun Inc.(a)(b)	5,879,792	178,569,283
Vicor Corp.(a)(b)	604,304	42,633,647

		1,231,959,242

Electronic Equipment, Instruments & Components — 3.2%
Arrow Electronics Inc.(a)(b)	1,931,947	229,186,873
Avnet Inc.	2,811,790	114,130,556
Belden Inc.	1,271,160	70,422,264
Cognex Corp.	5,016,287	387,006,542
Coherent Inc.(a)(b)	703,097	192,198,596
II-VI Inc.(a)(b)	3,017,863	218,764,889
Jabil Inc.	4,072,038	251,366,906
Littelfuse Inc.	699,733	174,520,407
National Instruments Corp.	3,732,697	151,510,171
TD SYNNEX Corp.	1,176,451	121,421,508
Vishay Intertechnology Inc.	3,757,896	73,654,761

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Vontier Corp.(b)	4,811,520	$122,164,493

		2,106,347,966

Energy Equipment & Services — 0.5%
ChampionX Corp.(a)	5,721,646	140,065,894
NOV Inc.	11,145,638	218,565,961

		358,631,855

Entertainment — 0.1%
World Wrestling Entertainment Inc., Class A(b)	1,242,196	77,562,718

Equity Real Estate Investment Trusts (REITs) — 9.6%
American Campus Communities Inc.	3,950,027	221,083,011
Apartment Income REIT Corp.	4,455,427	238,187,127
Brixmor Property Group Inc.	8,453,379	218,181,712
Camden Property Trust	2,899,626	481,917,841
Corporate Office Properties Trust	3,178,855	90,724,522
Cousins Properties Inc.	4,207,800	169,532,262
Douglas Emmett Inc.	4,985,634	166,619,888
EastGroup Properties Inc.	1,154,738	234,735,141
EPR Properties	2,117,011	115,821,672
First Industrial Realty Trust Inc.	3,698,129	228,951,166
Healthcare Realty Trust Inc.	4,175,541	114,743,867
Highwoods Properties Inc.	2,976,956	136,165,967
Hudson Pacific Properties Inc.	4,319,159	119,856,662
JBG SMITH Properties	3,239,585	94,660,674
Kilroy Realty Corp.	2,981,229	227,825,520
Kite Realty Group Trust	6,227,544	141,801,177
Lamar Advertising Co., Class A	2,463,298	286,185,962
Life Storage Inc.	2,327,171	326,804,624
Macerich Co. (The)	6,029,077	94,294,764
Medical Properties Trust Inc.	16,933,315	357,970,279
National Retail Properties Inc.	4,984,990	224,025,451
National Storage Affiliates Trust	2,321,168	145,676,504
Omega Healthcare Investors Inc.	6,784,693	211,411,034
Park Hotels & Resorts Inc.(b)	6,726,046	131,359,678
Pebblebrook Hotel Trust(b)	3,718,224	91,022,123
Physicians Realty Trust	6,234,297	109,349,569
PotlatchDeltic Corp.	1,960,227	103,362,770
PS Business Parks Inc.	570,020	95,808,962
Rayonier Inc.	4,126,015	169,661,737
Rexford Industrial Realty Inc.	4,547,065	339,165,578
Sabra Health Care REIT Inc.	6,489,076	96,622,342
SL Green Realty Corp.	1,819,487	147,705,955
Spirit Realty Capital Inc.	3,624,470	166,798,109
STORE Capital Corp.	6,967,597	203,662,860

		6,301,696,510

Food & Staples Retailing — 1.3%
BJ’s Wholesale Club Holdings Inc.(a)	3,858,436	260,868,858
Casey’s General Stores Inc.	1,053,287	208,729,885
Grocery Outlet Holding Corp.(a)(b)	2,472,795	81,058,220
Performance Food Group Co.(a)(b)	4,393,779	223,687,289
Sprouts Farmers Market Inc.(a)(b)	3,184,627	101,844,371

		876,188,623

Food Products — 1.7%
Darling Ingredients Inc.(a)(b)	4,590,957	369,021,124
Flowers Foods Inc.	5,649,432	145,246,897
Hain Celestial Group Inc. (The)(a)(b)	2,592,125	89,169,100
Ingredion Inc.	1,883,034	164,106,413
Lancaster Colony Corp.	563,114	83,988,453
Pilgrim’s Pride Corp.(a)	1,371,213	34,417,446

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Post Holdings Inc.(a)	1,615,298	$111,875,539
Sanderson Farms Inc.	601,077	112,695,927

		1,110,520,899

Gas Utilities — 1.4%
National Fuel Gas Co.	2,595,452	178,307,552
New Jersey Resources Corp.	2,730,397	125,216,006
ONE Gas Inc.	1,516,433	133,810,048
Southwest Gas Holdings Inc.	1,869,364	146,352,508
Spire Inc.	1,468,529	105,381,641
UGI Corp.	5,954,562	215,674,236

		904,741,991

Health Care Equipment & Supplies — 2.9%
Envista Holdings Corp.(a)(b)	4,580,432	223,112,843
Globus Medical Inc., Class A(a)(b)	2,236,915	165,039,589
Haemonetics Corp.(a)(b)	1,450,679	91,711,926
ICU Medical Inc.(a)(b)	565,017	125,795,385
Integra LifeSciences Holdings Corp.(a)(b)	2,062,616	132,543,704
LivaNova PLC(a)(b)	1,506,489	123,275,995
Masimo Corp.(a)(b)	1,442,252	209,905,356
Neogen Corp.(a)(b)	3,066,573	94,573,111
NuVasive Inc.(a)(b)	1,469,166	83,301,712
Penumbra Inc.(a)(b)	997,209	221,510,035
Quidel Corp.(a)(b)	1,076,584	121,072,637
STAAR Surgical Co.(a)(b)	1,347,116	107,648,040
Tandem Diabetes Care Inc.(a)(b)	1,804,034	209,791,114

		1,909,281,447

Health Care Providers & Services — 2.6%
Acadia Healthcare Co. Inc.(a)(b)	2,554,881	167,421,352
Amedisys Inc.(a)(b)	926,626	159,648,394
Chemed Corp.(b)	437,051	221,388,184
Encompass Health Corp.	2,825,073	200,890,941
HealthEquity Inc.(a)(b)	2,373,715	160,083,340
LHC Group Inc.(a)(b)	897,124	151,255,106
Option Care Health Inc.(a)(b)	3,931,134	112,273,187
Patterson Companies Inc.	2,472,387	80,031,167
Progyny Inc.(a)(b)	1,976,888	101,612,043
R1 RCM Inc.(a)(b)	3,777,150	101,076,534
Tenet Healthcare Corp.(a)	3,039,467	261,272,583

		1,716,952,831

Hotels, Restaurants & Leisure — 2.8%
Boyd Gaming Corp.	2,330,750	153,316,735
Choice Hotels International Inc.	928,919	131,683,557
Churchill Downs Inc.	977,212	216,726,077
Cracker Barrel Old Country Store Inc.	667,105	79,205,377
Marriott Vacations Worldwide Corp.	1,209,593	190,752,816
Papa John’s International Inc.	918,866	96,738,212
Scientific Games Corp./DE, Class A(a)(b)	2,742,332	161,112,005
Six Flags Entertainment Corp.(a)	2,193,383	95,412,161
Texas Roadhouse Inc.	1,978,926	165,695,474
Travel + Leisure Co.	2,453,703	142,167,552
Wendy’s Co. (The)	4,999,856	109,846,836
Wingstop Inc.	844,110	99,056,309
Wyndham Hotels & Resorts Inc.	2,644,759	223,984,640

		1,865,697,751

Household Durables — 1.5%
Helen of Troy Ltd.(a)(b)	686,096	134,365,041
KB Home	2,430,807	78,709,531
Leggett & Platt Inc.	3,792,578	131,981,714
Taylor Morrison Home Corp.(a)(b)	3,483,230	94,813,520

Security	Shares	Value

Household Durables (continued)
Tempur Sealy International Inc.	5,470,591	$152,738,901
Toll Brothers Inc.	3,190,108	149,998,878
TopBuild Corp.(a)(b)	935,197	169,635,384
Tri Pointe Homes Inc.(a)(b)	3,160,935	63,471,575

		975,714,544

Household Products — 0.1%
Energizer Holdings Inc.	1,860,494	57,228,795

Insurance — 4.0%
Alleghany Corp.(a)(b)	388,680	329,211,960
American Financial Group Inc./OH	1,878,906	273,606,292
Brighthouse Financial Inc.(a)(b)	2,209,761	114,156,253
CNO Financial Group Inc.	3,417,305	85,740,182
First American Financial Corp.	3,116,243	201,994,871
Hanover Insurance Group Inc. (The)	1,011,377	151,221,089
Kemper Corp.	1,693,850	95,770,279
Kinsale Capital Group Inc.(b)	607,228	138,460,129
Mercury General Corp.	753,059	41,418,245
Old Republic International Corp.	8,105,493	209,689,104
Primerica Inc.	1,117,998	152,964,486
Reinsurance Group of America Inc.	1,906,239	208,656,921
RenaissanceRe Holdings Ltd.	1,248,225	197,856,145
RLI Corp.	1,133,804	125,432,736
Selective Insurance Group Inc.	1,708,969	152,713,470
Unum Group	5,807,656	182,999,241

		2,661,891,403

Interactive Media & Services — 0.4%
TripAdvisor Inc.(a)(b)	2,814,653	76,333,389
Yelp Inc.(a)(b)	1,952,301	66,592,987
Ziff Davis Inc.(a)(b)	1,364,814	132,086,699

		275,013,075

IT Services — 2.3%
Alliance Data Systems Corp.	1,411,310	79,245,056
Concentrix Corp.	1,217,693	202,818,946
Euronet Worldwide Inc.(a)(b)	1,501,089	195,366,733
Genpact Ltd.	4,839,906	210,584,310
Kyndryl Holdings Inc.(a)(b)	5,070,472	66,524,593
LiveRamp Holdings Inc.(a)(b)	1,928,684	72,113,495
Maximus Inc.	1,757,520	131,726,124
Sabre Corp.(a)(b)	9,152,846	104,617,030
Western Union Co. (The)	11,176,588	209,449,259
WEX Inc.(a)(b)	1,268,409	226,347,586

		1,498,793,132

Leisure Products — 1.2%
Brunswick Corp./DE	2,189,594	177,116,258
Callaway Golf Co.(a)	3,316,507	77,672,594
Mattel Inc.(a)(b)	9,945,205	220,883,003
Polaris Inc.	1,620,481	170,669,059
YETI Holdings Inc.(a)(b)	2,480,413	148,775,172

		795,116,086

Life Sciences Tools & Services — 1.5%
Azenta Inc.	2,126,430	176,238,518
Bruker Corp.(b)	2,885,766	185,554,754
Medpace Holdings Inc.(a)(b)	813,777	133,125,779
Repligen Corp.(a)(b)	1,459,062	274,434,972
Syneos Health Inc.(a)(b)	2,943,264	238,257,221

		1,007,611,244

Machinery — 4.5%
AGCO Corp.	1,741,320	254,284,960

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Chart Industries Inc.(a)	1,008,321	$173,199,298
Colfax Corp.(a)(b)	3,858,268	153,520,484
Crane Co.	1,418,946	153,643,473
Donaldson Co. Inc.	3,497,807	181,641,118
Flowserve Corp.	3,690,403	132,485,468
Graco Inc.	4,822,424	336,219,401
ITT Inc.	2,431,105	182,843,407
Kennametal Inc.	2,347,718	67,168,212
Lincoln Electric Holdings Inc.	1,676,061	230,977,966
Middleby Corp. (The)(a)(b)	1,578,495	258,778,470
Oshkosh Corp.	1,890,523	190,281,140
Terex Corp.	1,976,571	70,484,522
Timken Co. (The)	1,954,186	118,619,090
Toro Co. (The)	2,977,071	254,509,800
Trinity Industries Inc.	2,323,265	79,827,385
Watts Water Technologies Inc., Class A	784,555	109,516,032

		2,948,000,226

Marine — 0.2%
Kirby Corp.(a)	1,710,249	123,462,875

Media — 1.0%
Cable One Inc.	140,740	206,077,137
John Wiley & Sons Inc., Class A	1,232,511	65,360,058
New York Times Co. (The), Class A	4,742,471	217,394,871
TEGNA Inc.	6,291,214	140,923,194

		629,755,260

Metals & Mining — 3.7%
Alcoa Corp.	5,223,439	470,266,213
Cleveland-Cliffs Inc.(a)	13,565,723	436,951,938
Commercial Metals Co.	3,447,201	143,472,505
Reliance Steel & Aluminum Co.	1,777,705	325,942,212
Royal Gold Inc.	1,862,555	263,141,770
Steel Dynamics Inc.	5,349,095	446,274,996
United States Steel Corp.	7,403,355	279,402,618
Worthington Industries Inc.	925,217	47,565,406

		2,413,017,658

Multi-Utilities — 0.4%
Black Hills Corp.	1,806,053	139,102,202
NorthWestern Corp.	1,535,003	92,852,332

		231,954,534

Multiline Retail — 0.9%
Kohl’s Corp.	3,949,645	238,795,537
Macy’s Inc.	8,495,387	206,947,627
Nordstrom Inc.	3,165,226	85,809,277
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	1,666,258	71,582,444

		603,134,885

Oil, Gas & Consumable Fuels — 3.0%
Antero Midstream Corp.	9,210,011	100,112,820
CNX Resources Corp.(a)(b)	5,747,245	119,082,916
DTE Midstream LLC(a)	2,737,546	148,539,246
EQT Corp.	8,535,076	293,691,965
Equitrans Midstream Corp.	11,537,230	97,374,221
HF Sinclair Corp.	4,243,383	169,098,813
Murphy Oil Corp.	4,126,439	166,666,871
PDC Energy Inc.	2,765,193	200,974,227
Range Resources Corp.(a)	7,073,573	214,895,148
Targa Resources Corp.	6,496,596	490,298,100

		2,000,734,327

Security	Shares	Value

Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.	2,499,780	$155,286,334

Personal Products — 0.4%
BellRing Brands Inc.(a)(b)	3,161,649	72,970,859
Coty Inc., Class A(a)(b)	9,760,842	87,749,969
Nu Skin Enterprises Inc., Class A	1,417,342	67,862,335

		228,583,163

Pharmaceuticals — 0.6%
Jazz Pharmaceuticals PLC(a)(b)	1,744,087	271,502,023
Perrigo Co. PLC	3,803,652	146,174,347

		417,676,370

Professional Services — 1.7%
ASGN Inc.(a)(b)	1,474,510	172,090,062
CACI International Inc., Class A(a)(b)	662,310	199,527,510
FTI Consulting Inc.(a)(b)	970,791	152,627,761
Insperity Inc.	1,008,845	101,308,215
KBR Inc.	3,981,866	217,927,526
ManpowerGroup Inc.	1,542,080	144,832,154
Science Applications International Corp.	1,615,688	148,917,963

		1,137,231,191

Real Estate Management & Development — 0.5%
Jones Lang LaSalle Inc.(a)(b)	1,431,921	342,887,803

Road & Rail — 1.9%
Avis Budget Group Inc.(a)(b)	1,137,132	299,406,856
Knight-Swift Transportation Holdings Inc.	4,709,730	237,652,976
Landstar System Inc.	1,069,997	161,387,647
Ryder System Inc.	1,521,609	120,709,242
Saia Inc.(a)(b)	747,799	182,328,352
Werner Enterprises Inc.	1,699,244	69,669,004
XPO Logistics Inc.(a)(b)	2,800,602	203,883,826

		1,275,037,903

Semiconductors & Semiconductor Equipment — 3.8%
Amkor Technology Inc.	2,830,344	61,475,072
Cirrus Logic Inc.(a)(b)	1,625,848	137,855,652
CMC Materials Inc.	811,128	150,383,131
First Solar Inc.(a)(b)	2,806,403	235,008,187
Lattice Semiconductor Corp.(a)(b)	3,886,437	236,878,335
MKS Instruments Inc.	1,573,974	236,096,100
Power Integrations Inc.	1,679,074	155,616,578
Semtech Corp.(a)(b)	1,823,608	126,448,979
Silicon Laboratories Inc.(a)(b)	1,084,162	162,841,132
SiTime Corp.(a)(b)	425,475	105,441,215
SunPower Corp.(a)(b)	2,346,939	50,412,250
Synaptics Inc.(a)(b)	1,121,639	223,766,980
Universal Display Corp.	1,230,963	205,509,273
Wolfspeed Inc.(a)(b)	3,506,171	399,212,630

		2,486,945,514

Software — 3.7%
ACI Worldwide Inc.(a)	3,330,625	104,881,381
Aspen Technology Inc.(a)(b)	1,891,396	312,780,156
Blackbaud Inc.(a)(b)	1,268,893	75,968,624
CDK Global Inc.	3,300,642	160,675,253
CommVault Systems Inc.(a)	1,264,740	83,915,499
Digital Turbine Inc.(a)(b)	2,505,754	109,777,083
Envestnet Inc.(a)(b)	1,045,262	77,809,303
Fair Isaac Corp.(a)(b)	745,633	347,807,969
Manhattan Associates Inc.(a)	1,791,890	248,553,062
Mimecast Ltd.(a)	1,767,161	140,595,329

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
NCR Corp.(a)(b)	3,751,935	$150,790,268
Paylocity Holding Corp.(a)(b)	1,126,305	231,759,780
Qualys Inc.(a)(b)	945,038	134,582,862
SailPoint Technologies Holdings Inc.(a)(b)	2,643,636	135,301,290
Teradata Corp.(a)(b)	3,071,004	151,369,787

		2,466,567,646

Specialty Retail — 3.1%
American Eagle Outfitters Inc.	4,342,259	72,949,951
AutoNation Inc.(a)(b)	1,132,397	112,764,093
Dick’s Sporting Goods Inc.	1,785,650	178,600,713
Five Below Inc.(a)(b)	1,589,754	251,769,341
Foot Locker Inc.	2,478,402	73,509,403
GameStop Corp., Class A(a)(b)	1,753,420	292,084,704
Gap Inc. (The)	6,041,285	85,061,293
Lithia Motors Inc.	859,132	257,842,696
Murphy USA Inc.	651,017	130,177,359
RH(a)(b)	493,607	160,960,307
Urban Outfitters Inc.(a)(b)	1,865,119	46,833,138
Victoria’s Secret & Co.(a)(b)	2,065,539	106,086,083
Williams-Sonoma Inc.	2,069,939	300,141,155

		2,068,780,236

Technology Hardware, Storage & Peripherals — 0.1%
Xerox Holdings Corp.	3,483,525	70,262,699

Textiles, Apparel & Luxury Goods — 1.6%
Capri Holdings Ltd.(a)(b)	4,189,988	215,323,483
Carter’s Inc.	1,199,765	110,366,383
Columbia Sportswear Co.	980,902	88,801,058
Crocs Inc.(a)	1,665,382	127,235,185
Deckers Outdoor Corp.(a)(b)	773,226	211,686,082
Hanesbrands Inc.	9,882,118	147,144,737
Skechers U.S.A. Inc., Class A(a)(b)	3,818,320	155,634,723

		1,056,191,651

Thrifts & Mortgage Finance — 0.7%
Essent Group Ltd.	3,125,272	128,792,459
MGIC Investment Corp.	9,092,658	123,205,516
New York Community Bancorp. Inc.	13,218,396	141,701,205

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Washington Federal Inc.	1,853,290	$60,824,978

		454,524,158

Trading Companies & Distributors — 1.0%
GATX Corp.	1,005,800	124,045,314
MSC Industrial Direct Co. Inc., Class A	1,337,885	114,001,181
Univar Solutions Inc.(a)(b)	4,858,757	156,160,450
Watsco Inc.	937,048	285,462,303

		679,669,248

Water Utilities — 0.5%
Essential Utilities Inc.	6,525,652	333,656,587

Total Common Stocks — 99.7% (Cost: $53,175,587,967)		65,806,439,503

Short-Term Investments

Money Market Funds — 3.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	2,423,008,696	2,422,524,094
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	169,480,000	169,480,000

		2,592,004,094

Total Short-Term Investments — 3.9% (Cost: $2,591,916,216)		2,592,004,094

Total Investments in Securities — 103.6% (Cost: $55,767,504,183)		68,398,443,597

Other Assets, Less Liabilities — (3.6)%		(2,374,624,744)

Net Assets — 100.0%		$66,023,818,853

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,198,632,023	$225,704,108	(a)	$—	$(355,224)	$(1,456,813)	$2,422,524,094	2,423,008,696	$4,365,320	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	53,880,000	115,600,000	(a)	—	—	—	169,480,000	169,480,000	48,346		—

					$(355,224)	$(1,456,813)	$2,592,004,094		$4,413,666		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Mid-Cap ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P Mid 400 E-Mini Index	543	06/17/22	$146,024	$6,023,521

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	02/27/23	$2,970	$(45	)(c)	$2,926	0.0	%(d)
	Monthly	HSBC Bank PLC(e)	02/10/23	38,351,342	1,185,031	(f)	39,161,184	0.1
	Monthly	JPMorgan Chase Bank NA(g)	02/08/23	22,552,443	297,517	(h)	22,740,805	0.0	(d)

					$1,482,503		$61,904,915

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(1) of net dividends and financing fees.
(d)	Rounds to less than 0.1%.
(f)	Amount includes $375,189 of net dividends, payable for referenced securities purchased and financing fees.
(h)	Amount includes $109,155 of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(e)	(g)
Range:	20 basis points	65 basis points	65 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Bank Funding Rate	USD - 1D Overnight Bank Funding Rate
	(FEDL01)	(OBFR01)	(OBFR01)

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Mid-Cap ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of March 31, 2022 expiration 2/27/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Cadence Bank	100	$2,926	100.0%

Net Value of Reference Entity — Goldman Sachs Bank USA		$2,926

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank    PLC as of March 31, 2022 expiration 2/10/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Cadence Bank	299,152	$8,753,188	22.4%

Software
Envestnet Inc.(a)	408,490	30,407,996	77.6

Total Reference Entity — Long		39,161,184

Net Value of Reference Entity — HSBC Bank PLC		$39,161,184

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of March 31, 2022 expiration 2/8/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Cadence Bank	544,345	$15,927,535	70.0%

Software

Envestnet Inc.(a)	91,527	6,813,270	30.0

Total Reference Entity — Long		22,740,805

Net Value of Reference Entity — JPMorgan Chase Bank NA		$22,740,805

(a)	Non-income producing security.

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$—	$1,482,548	$(45)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$6,023,521
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$1,482,548

$7,506,069

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$45

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Mid-Cap ETF

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$ (2,880,826)
Swaps	1,832,831

$ (1,047,995)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ 6,296,483
Swaps	1,482,503

$ 7,778,986

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$134,485,866
Total return swaps:
Average notional value	$44,296,101

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$6,023,521	$—
Swaps - OTC(a)	1,482,548	45

Total derivative assets and liabilities in the Statement of Assets and Liabilities	7,506,069	45
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(6,023,521)	—

Total derivative assets and liabilities subject to an MNA	1,482,548	45

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)

HSBC Bank PLC	$1,185,031	$—		$—	$(1,185,031)	$—
JPMorgan Chase Bank NA	297,517	—		—	(297,517)	—

	$1,482,548	$—		$—	$(1,482,548)	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(d)

Goldman Sachs Bank USA	$45	$—		$—	$—	$45

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Mid-Cap ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$65,806,439,503	$—	$—	$65,806,439,503
Money Market Funds	2,592,004,094	—	—	2,592,004,094

	$68,398,443,597	$—	$—	$68,398,443,597

Derivative financial instruments(a)
Assets
Futures Contracts	$6,023,521	$—	$—	$6,023,521
Swaps	—	1,482,548	—	1,482,548
Liabilities
Swaps	—	(45)	—	(45)

	$6,023,521	$1,482,503	$—	$7,506,024

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments March 31, 2022	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.2%
AAR Corp.(a)(b)	2,385,512	$115,530,346
Aerojet Rocketdyne Holdings Inc.(a)(b)	5,359,565	210,898,884
Aerovironment Inc.(a)(b)(c)	1,650,624	155,389,744
Kaman Corp.(a)	1,999,001	86,916,564
Moog Inc., Class A(a)	2,077,885	182,438,303
National Presto Industries Inc.(a)	362,802	27,917,614
Park Aerospace Corp.(a)	1,397,127	18,232,507
Triumph Group Inc.(a)(b)(c)	3,710,446	93,800,075

		891,124,037

Air Freight & Logistics — 0.8%
Atlas Air Worldwide Holdings Inc.(a)(b)(c)	1,930,923	166,773,819
Forward Air Corp.(a)	1,929,865	188,702,200
Hub Group Inc., Class A(a)(b)(c)	2,425,563	187,277,719

		542,753,738

Airlines — 0.5%
Allegiant Travel Co.(a)(b)(c)	1,086,781	176,482,366
Hawaiian Holdings Inc.(a)(b)(c)	3,665,694	72,214,172
SkyWest Inc.(a)(b)	3,604,988	104,003,904

		352,700,442

Auto Components — 1.2%
American Axle & Manufacturing Holdings Inc.(a)(b)(c)	8,164,227	63,354,402
Dorman Products Inc.(a)(b)(c)	2,035,534	193,436,796
Gentherm Inc.(a)(b)(c)	2,376,662	173,591,392
LCI Industries(a)	1,809,206	187,813,675
Motorcar Parts of America Inc.(a)(b)(c)	1,369,362	24,415,724
Patrick Industries Inc.(a)	1,607,935	96,958,481
Standard Motor Products Inc.(a)	1,373,912	59,270,564
XPEL Inc.(b)(c)	1,185,863	62,388,252

		861,229,286

Automobiles — 0.2%
Winnebago Industries Inc.(a)	2,385,258	128,875,490

Banks — 9.7%
Allegiance Bancshares Inc.(a)	1,333,644	59,587,214
Ameris Bancorp.(a)	4,687,454	205,685,482
Banc of California Inc.(a)	3,896,533	75,436,879
BancFirst Corp.	1,355,554	112,795,648
Bancorp. Inc. (The)(a)(b)(c)	3,976,406	112,651,582
BankUnited Inc.(a)	5,531,024	243,143,815
Banner Corp.(a)	2,231,005	130,580,723
Berkshire Hills Bancorp. Inc.(a)	3,207,785	92,929,531
Brookline Bancorp. Inc.(a)	5,074,793	80,283,225
Central Pacific Financial Corp.(a)	1,597,517	44,570,724
City Holding Co.(a)	990,496	77,952,035
Columbia Banking System Inc.(a)	5,240,632	169,115,195
Community Bank System Inc.(a)	3,583,237	251,364,076
Customers Bancorp. Inc.(a)(b)(c)	2,136,250	111,384,075
CVB Financial Corp.(a)	9,252,354	214,747,136
Dime Community Bancshares Inc.(a)	2,340,466	80,909,910
Eagle Bancorp. Inc.(a)	2,191,109	124,915,124
FB Financial Corp.(a)	2,551,432	113,334,609
First BanCorp./Puerto Rico(a)	13,582,560	178,203,187
First Bancorp./Southern Pines NC(a)	2,459,296	102,724,794
First Commonwealth Financial Corp.(a)	6,138,268	93,056,143
First Financial Bancorp.(a)	6,080,700	140,160,135
First Hawaiian Inc.(a)	9,117,718	254,293,155
Hanmi Financial Corp.(a)	1,985,910	48,873,245
Heritage Financial Corp./WA(a)	2,266,314	56,793,829

Security	Shares	Value

Banks (continued)
Hilltop Holdings Inc.(a)	3,945,048	$115,984,411
HomeStreet Inc.(a)	1,296,727	61,438,925
Hope Bancorp Inc.(a)	7,780,694	125,113,560
Independent Bank Corp.(a)	3,164,505	258,508,413
Independent Bank Group Inc.(a)	2,632,273	187,312,547
Investors Bancorp. Inc.(a)	16,156,945	241,223,189
Lakeland Financial Corp.(a)	1,803,130	131,628,490
Meta Financial Group Inc.(a)(c)	2,056,756	112,957,040
National Bank Holdings Corp., Class A(a)	2,017,550	81,266,914
NBT Bancorp. Inc.(a)	2,857,806	103,252,531
Northwest Bancshares Inc.(a)	8,188,011	110,620,029
OFG Bancorp.(a)	3,253,085	86,662,184
Pacific Premier Bancorp. Inc.(a)	6,450,347	228,019,766
Park National Corp.(a)	1,032,687	135,674,418
Preferred Bank/Los Angeles CA	631,079	46,756,643
Renasant Corp.(a)	3,666,937	122,659,043
S&T Bancorp. Inc.(a)	2,370,640	70,123,531
Seacoast Banking Corp. of Florida(a)	4,184,910	146,555,548
ServisFirst Bancshares Inc.(a)	3,494,332	332,974,896
Simmons First National Corp., Class A(a)	7,250,363	190,104,518
Southside Bancshares Inc.(a)	2,178,995	88,968,366
Tompkins Financial Corp.(a)	846,437	66,250,624
Triumph Bancorp. Inc.(a)(b)(c)	1,693,881	159,258,692
Trustmark Corp.(a)	3,769,214	114,546,413
United Community Banks Inc./GA(a)	7,323,581	254,860,619
Veritex Holdings Inc.(a)	3,533,862	134,887,513
Westamerica Bancorp.(a)	1,760,353	106,501,356

		6,989,601,650

Beverages — 0.6%
Celsius Holdings Inc.(b)(c)	2,732,394	150,773,500
Coca-Cola Consolidated Inc.(c)	331,979	164,943,765
MGP Ingredients Inc.(c)	896,049	76,692,833
National Beverage Corp.	1,669,901	72,640,692

		465,050,790

Biotechnology — 2.0%
Anika Therapeutics Inc.(a)(b)(c)	1,037,293	26,046,427
Avid Bioservices Inc.(a)(b)(c)	4,402,421	89,677,316
Coherus Biosciences Inc.(a)(b)(c)	4,579,194	59,117,394
Cytokinetics Inc.(a)(b)(c)	5,998,911	220,819,914
Eagle Pharmaceuticals Inc./DE(a)(b)	813,424	40,256,354
Emergent BioSolutions Inc.(a)(b)(c)	3,425,132	140,635,920
Enanta Pharmaceuticals Inc.(a)(b)(c)	1,306,156	92,972,184
iTeos Therapeutics Inc.(b)(c)	1,439,154	46,311,975
Ligand Pharmaceuticals Inc.(a)(b)(c)	1,195,573	134,490,007
Myriad Genetics Inc.(a)(b)(c)	5,712,249	143,948,675
Organogenesis Holdings Inc., Class A(b)(c)	4,529,176	34,512,321
REGENXBIO Inc.(a)(b)(c)	2,693,910	89,410,873
uniQure NV(a)(b)(c)	2,589,170	46,786,302
Vanda Pharmaceuticals Inc.(a)(b)	3,987,652	45,100,344
Vericel Corp.(a)(b)(c)	3,349,559	128,020,145
Xencor Inc.(a)(b)(c)	4,183,967	111,628,239

		1,449,734,390

Building Products — 1.7%
AAON Inc.(a)	2,962,457	165,097,728
American Woodmark Corp.(a)(b)(c)	1,190,346	58,267,437
Apogee Enterprises Inc.(a)	1,779,568	84,458,297
Gibraltar Industries Inc.(a)(b)(c)	2,338,145	100,423,328
Griffon Corp.(a)	3,385,096	67,803,473
Insteel Industries Inc.(a)(c)	1,389,606	51,401,526

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
PGT Innovations Inc.(a)(b)(c)	4,267,138	$76,723,141
Quanex Building Products Corp.(a)	2,395,126	50,273,695
Resideo Technologies Inc.(a)(b)(c)	10,337,134	246,333,903
UFP Industries Inc.(a)	4,431,180	341,909,849

		1,242,692,377

Capital Markets — 0.9%
B. Riley Financial Inc.	1,152,537	80,631,489
Blucora Inc.(a)(b)(c)	3,497,438	68,374,913
BrightSphere Investment Group Inc.(a)	2,506,929	60,793,028
Donnelley Financial Solutions Inc.(a)(b)(c)	2,087,636	69,434,773
Greenhill & Co. Inc.(a)	961,944	14,881,274
Piper Sandler Cos.(a)	1,008,684	132,389,775
StoneX Group Inc.(a)(b)(c)	1,224,558	90,898,940
Virtus Investment Partners Inc.(a)	511,712	122,805,763
WisdomTree Investments Inc.(a)	7,821,161	45,910,215

		686,120,170

Chemicals — 2.8%
AdvanSix Inc.(a)	2,018,590	103,129,764
American Vanguard Corp.(a)	1,918,899	38,992,028
Balchem Corp.(a)	2,318,489	316,937,446
Ferro Corp.(a)(b)(c)	5,936,030	129,049,292
FutureFuel Corp.	1,841,302	17,915,868
GCP Applied Technologies Inc.(a)(b)(c)	3,849,907	120,964,078
Hawkins Inc.(a)	1,342,448	61,618,363
HB Fuller Co.(a)	3,782,190	249,889,293
Innospec Inc.(a)	1,767,783	163,608,317
Koppers Holdings Inc.(a)	1,530,823	42,128,249
Livent Corp.(a)(b)(c)	11,568,130	301,581,149
Quaker Chemical Corp.(a)	959,880	165,876,863
Rayonier Advanced Materials Inc.(a)(b)(c)	4,577,670	30,075,292
Stepan Co.(a)	1,523,233	150,510,653
Tredegar Corp.(a)	1,840,194	22,063,926
Trinseo PLC(a)	2,778,302	133,136,232

		2,047,476,813

Commercial Services & Supplies — 2.2%
ABM Industries Inc.(a)	4,821,906	222,000,552
Brady Corp., Class A, NVS	3,454,395	159,834,857
CoreCivic Inc.(a)(b)	8,609,149	96,164,194
Deluxe Corp.(a)	3,048,762	92,194,563
GEO Group Inc. (The)(a)(b)	8,075,340	53,377,997
Harsco Corp.(a)(b)(c)	5,669,160	69,390,518
Healthcare Services Group Inc.(a)	5,334,122	99,054,646
HNI Corp.(a)	3,125,024	115,782,139
Interface Inc.(a)	4,211,315	57,147,545
KAR Auction Services Inc.(a)(b)(c)	8,665,830	156,418,231
Matthews International Corp., Class A(a)	2,258,154	73,073,863
Pitney Bowes Inc.	7,894,604	41,051,941
U.S. Ecology Inc.(a)(b)(c)	2,237,435	107,128,388
UniFirst Corp./MA(a)	1,088,720	200,629,322
Viad Corp.(a)(b)(c)	1,469,500	52,372,980

		1,595,621,736

Communications Equipment — 1.3%
ADTRAN Inc.(a)	3,494,619	64,475,720
CalAmp Corp.(a)(b)(c)	2,577,878	18,844,288
Comtech Telecommunications Corp.(a)	1,893,030	29,701,641
Digi International Inc.(a)(b)(c)	2,504,696	53,901,058
Extreme Networks Inc.(b)(c)	5,838,562	71,288,842
Harmonic Inc.(a)(b)(c)	7,398,331	68,730,495
NETGEAR Inc.(a)(b)(c)	2,094,742	51,698,232

Security	Shares	Value

Communications Equipment (continued)
NetScout Systems Inc.(a)(b)	5,280,726	$169,405,690
Plantronics Inc.(a)(b)(c)	3,062,649	120,668,371
Viavi Solutions Inc.(a)(b)(c)	16,448,248	264,487,828

		913,202,165

Construction & Engineering — 1.1%
Arcosa Inc.(a)	3,459,840	198,075,840
Comfort Systems USA Inc.(a)	2,577,396	229,414,018
Granite Construction Inc.(a)	3,278,949	107,549,527
MYR Group Inc.(a)(b)(c)	1,210,341	113,820,468
NV5 Global Inc.(a)(b)(c)	848,439	113,096,919

		761,956,772

Consumer Finance — 0.9%
Encore Capital Group Inc.(a)(b)(c)	1,779,227	111,610,910
Enova International Inc.(a)(b)	2,443,567	92,782,239
EZCORP Inc., Class A, NVS(b)(c)	3,837,890	23,180,856
Green Dot Corp., Class A(a)(b)(c)	3,605,796	99,087,274
LendingTree Inc.(a)(b)(c)	820,664	98,208,861
PRA Group Inc.(a)(b)(c)	3,128,618	141,038,099
World Acceptance Corp.(b)(c)	295,149	56,621,384

		622,529,623

Containers & Packaging — 0.3%
Myers Industries Inc.(a)	2,577,347	55,670,695
O-I Glass Inc.(a)(b)(c)	11,132,449	146,725,678

		202,396,373

Diversified Consumer Services — 0.5%
Adtalem Global Education Inc.(a)(b)(c)	3,563,903	105,883,558
American Public Education Inc.(a)(b)(c)	1,333,979	28,333,714
Perdoceo Education Corp.(a)(b)(c)	5,017,954	57,606,112
Strategic Education Inc.(a)	1,619,412	107,496,569
WW International Inc.(a)(b)(c)	3,823,306	39,112,420

		338,432,373

Diversified Telecommunication Services — 0.4%
ATN International Inc.	778,504	31,046,740
Cogent Communications Holdings Inc.(a)	3,034,618	201,346,904
Consolidated Communications Holdings Inc.(b)(c)	5,171,066	30,509,289

		262,902,933

Electrical Equipment — 0.4%
AZZ Inc.(a)	1,767,179	85,248,715
Encore Wire Corp.(a)(c)	1,450,014	165,403,097
Powell Industries Inc.(a)	646,714	12,559,186

		263,210,998

Electronic Equipment, Instruments & Components — 3.9%
Advanced Energy Industries Inc.(a)(c)	2,696,891	232,148,377
Arlo Technologies Inc.(a)(b)(c)	6,033,912	53,460,460
Badger Meter Inc.(a)	2,093,984	208,791,145
Benchmark Electronics Inc.(a)(c)	2,528,568	63,315,343
CTS Corp.(a)(c)	2,302,518	81,370,986
ePlus Inc.(a)(b)	1,923,915	107,854,675
Fabrinet(a)(b)(c)	2,648,661	278,453,731
FARO Technologies Inc.(a)(b)(c)	1,307,969	67,909,750
Insight Enterprises Inc.(a)(b)(c)	2,494,647	267,725,516
Itron Inc.(a)(b)(c)	3,238,157	170,586,111
Knowles Corp.(a)(b)(c)	6,567,892	141,406,715
Methode Electronics Inc.(a)	2,666,555	115,328,504
OSI Systems Inc.(a)(b)(c)	1,172,204	99,778,004
PC Connection Inc.	789,490	41,361,381
Plexus Corp.(a)(b)(c)	2,009,629	164,407,748
Rogers Corp.(a)(b)(c)	1,341,078	364,370,893

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Sanmina Corp.(a)(b)(c)	4,545,507	$183,729,393
ScanSource Inc.(a)(b)(c)	1,838,750	63,970,113
TTM Technologies Inc.(a)(b)(c)	7,488,705	110,982,608

		2,816,951,453

Energy Equipment & Services — 2.0%
Archrock Inc.(a)	9,620,117	88,793,680
Bristow Group Inc.(a)(b)(c)	1,654,334	61,342,705
Core Laboratories NV(a)(c)	3,311,566	104,744,833
DMC Global Inc.(a)(b)	1,379,645	42,079,172
Dril-Quip Inc.(a)(b)(c)	2,532,375	94,584,206
Helix Energy Solutions Group Inc.(a)(b)(c)	10,152,265	48,527,827
Helmerich & Payne Inc.(a)	7,553,961	323,158,452
Nabors Industries Ltd.(a)(b)	556,050	84,919,956
Oceaneering International Inc.(a)(b)(c)	7,140,422	108,248,797
Oil States International Inc.(a)(b)(c)	4,393,159	30,532,455
Patterson-UTI Energy Inc.(a)	15,383,384	238,134,784
ProPetro Holding Corp.(a)(b)(c)	6,084,297	84,754,257
RPC Inc.(b)(c)	5,031,402	53,685,059
U.S. Silica Holdings Inc.(a)(b)(c)	5,352,445	99,876,624

		1,463,382,807

Entertainment — 0.2%
Cinemark Holdings Inc.(a)(b)(c)	7,616,992	131,621,622
Marcus Corp. (The)(a)(b)(c)	1,579,173	27,951,362

		159,572,984

Equity Real Estate Investment Trusts (REITs) — 8.0%
Acadia Realty Trust(a)	6,327,649	137,120,154
Agree Realty Corp.(a)	5,103,960	338,698,786
Alexander & Baldwin Inc.(a)	5,189,042	120,333,884
American Assets Trust Inc.(a)	3,774,117	143,001,293
Armada Hoffler Properties Inc.(a)	4,800,437	70,086,380
Brandywine Realty Trust(a)	12,240,133	173,075,481
CareTrust REIT Inc.(a)	6,941,856	133,977,821
Centerspace(a)	1,073,401	105,322,106
Chatham Lodging Trust(a)(b)	3,490,661	48,136,215
Community Healthcare Trust Inc.(a)	1,680,873	70,949,649
DiamondRock Hospitality Co.(a)(b)	15,066,195	152,168,570
Diversified Healthcare Trust(a)	17,172,468	54,951,898
Easterly Government Properties Inc.(a)	5,929,094	125,341,047
Essential Properties Realty Trust Inc.(a)	8,703,548	220,199,764
Four Corners Property Trust Inc.(a)	5,533,304	149,620,540
Franklin Street Properties Corp., Class C(a)	6,779,748	40,000,513
Getty Realty Corp.(a)	2,806,880	80,332,906
Global Net Lease Inc.(a)	7,412,846	116,604,068
Hersha Hospitality Trust, Class A(a)(b)	2,372,916	21,546,077
Independence Realty Trust Inc.(a)	15,801,019	417,778,942
Industrial Logistics Properties Trust(a)	4,693,390	106,399,151
Innovative Industrial Properties Inc.(a)	1,834,765	376,860,731
iStar Inc.(a)(c)	4,972,355	116,402,831
LTC Properties Inc.(a)	2,817,386	108,384,839
LXP Industrial Trust.(a)	20,249,118	317,911,153
NexPoint Residential Trust Inc.(a)	1,351,111	122,018,834
Office Properties Income Trust(a)	3,475,891	89,434,675
Orion Office REIT Inc.(a)	4,052,793	56,739,102
Retail Opportunity Investments Corp.(a)	8,534,791	165,489,597
RPT Realty(a)	6,050,809	83,319,640
Safehold Inc.(c)	1,015,871	56,330,047
Saul Centers Inc.	929,178	48,967,681
Service Properties Trust(a)	11,686,552	103,192,254
SITE Centers Corp.	9,273,175	154,954,754

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Summit Hotel Properties Inc.(a)(b)	7,619,154	$75,886,774
Tanger Factory Outlet Centers Inc.(a)	7,439,276	127,881,154
Uniti Group Inc.(a)	16,882,339	232,300,985
Universal Health Realty Income Trust(a)	911,721	53,217,155
Urban Edge Properties(a)	7,876,392	150,439,087
Urstadt Biddle Properties Inc., Class A(a)	1,947,702	36,636,275
Veris Residential Inc.(a)(b)	5,743,544	99,880,230
Washington Real Estate Investment Trust(a)	6,071,099	154,813,024
Whitestone REIT(a)	3,304,439	43,783,817
Xenia Hotels & Resorts Inc.(a)(b)	8,169,461	157,588,903

		5,758,078,787

Food & Staples Retailing — 0.8%
Andersons Inc. (The)(a)	2,177,441	109,438,184
Chefs’ Warehouse Inc. (The)(a)(b)(c)	2,331,880	76,019,288
PriceSmart Inc.(a)	1,722,056	135,818,557
SpartanNash Co.(a)	2,579,882	85,110,307
United Natural Foods Inc.(a)(b)(c)	4,154,451	171,786,549

		578,172,885

Food Products — 1.7%
B&G Foods Inc.(a)(c)	4,655,933	125,617,072
Calavo Growers Inc.(a)	1,265,345	46,121,825
Cal-Maine Foods Inc.(a)	2,679,014	147,935,153
Fresh Del Monte Produce Inc.	2,367,095	61,331,432
Hostess Brands Inc.(a)(b)(c)	9,896,432	217,127,718
J&J Snack Foods Corp.(a)	1,066,516	165,416,632
John B Sanfilippo & Son Inc.(a)	638,107	53,243,648
Seneca Foods Corp., Class A(a)(b)	433,847	22,360,474
Simply Good Foods Co. (The)(a)(b)(c)	6,056,328	229,837,648
Tootsie Roll Industries Inc.	1,289,089	45,066,551
TreeHouse Foods Inc.(a)(b)(c)	3,990,690	128,739,659

		1,242,797,812

Gas Utilities — 0.8%
Chesapeake Utilities Corp.(a)	1,160,005	159,802,289
Northwest Natural Holding Co.(a)	2,204,840	114,034,325
South Jersey Industries Inc.(a)	8,040,970	277,815,513

		551,652,127

Health Care Equipment & Supplies — 3.3%
AngioDynamics Inc.(a)(b)(c)	2,774,607	59,765,035
Artivion Inc.(a)(b)(c)	2,825,953	60,418,875
Avanos Medical Inc.(a)(b)	3,447,724	115,498,754
BioLife Solutions Inc.(a)(b)(c)	2,146,295	48,785,285
Cardiovascular Systems Inc.(a)(b)(c)	2,904,461	65,640,819
CONMED Corp.(a)(c)	2,094,033	311,068,602
Cutera Inc.(a)(b)(c)	1,169,678	80,707,782
Glaukos Corp.(a)(b)(c)	3,353,679	193,909,720
Heska Corp.(a)(b)(c)	766,338	105,969,219
Inogen Inc.(a)(b)(c)	1,458,999	47,300,748
Integer Holdings Corp.(a)(b)(c)	2,361,546	190,269,761
Lantheus Holdings Inc.(a)(b)	4,846,246	268,045,866
LeMaitre Vascular Inc.(a)	1,375,506	63,919,764
Meridian Bioscience Inc.(a)(b)(c)	3,112,166	80,791,829
Merit Medical Systems Inc.(a)(b)(c)	3,633,797	241,720,177
Mesa Laboratories Inc.(a)(c)	376,097	95,859,603
Natus Medical Inc.(a)(b)(c)	2,444,488	64,241,145
OraSure Technologies Inc.(a)(b)(c)	5,176,022	35,093,429
Orthofix Medical Inc.(a)(b)(c)	1,413,952	46,236,230
Surmodics Inc.(a)(b)(c)	996,661	45,178,643
Tactile Systems Technology Inc.(a)(b)(c)	1,424,183	28,711,529
Varex Imaging Corp.(a)(b)(c)	2,828,451	60,217,722

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Zimvie Inc.(a)(b)(c)	1,500,694	$34,275,851
Zynex Inc.(c)	1,554,827	9,686,572

		2,353,312,960

Health Care Providers & Services — 3.4%
Addus HomeCare Corp.(a)(b)	1,139,815	106,333,341
AMN Healthcare Services Inc.(a)(b)(c)	3,384,895	353,146,095
Apollo Medical Holdings Inc.(b)(c)	2,702,282	130,979,609
Community Health Systems Inc.(a)(b)(c)	8,885,999	105,476,808
CorVel Corp.(b)(c)	673,823	113,498,746
Covetrus Inc.(a)(b)(c)	7,393,019	124,128,789
Cross Country Healthcare Inc.(a)(b)(c)	2,529,750	54,819,683
Ensign Group Inc. (The)(a)	3,746,860	337,254,869
Fulgent Genetics Inc.(b)(c)	1,387,717	86,607,418
Hanger Inc.(a)(b)(c)	2,624,720	48,111,118
Joint Corp. (The)(a)(b)(c)	1,038,926	36,767,591
MEDNAX Inc.(a)(b)(c)	6,097,690	143,173,761
ModivCare Inc.(a)(b)(c)	881,577	101,725,170
Owens & Minor Inc.(a)(c)	5,402,066	237,798,945
Pennant Group Inc. (The)(a)(b)(c)	1,932,331	35,999,327
RadNet Inc.(b)(c)	2,484,582	55,580,099
Select Medical Holdings Corp.(a)	7,579,338	181,828,319
Tivity Health Inc.(a)(b)(c)	3,177,846	102,231,306
U.S. Physical Therapy Inc.(a)	923,683	91,860,274

		2,447,321,268

Health Care Technology — 1.2%
Allscripts Healthcare Solutions Inc.(a)(b)(c)	8,668,874	195,223,043
Computer Programs & Systems Inc.(a)(b)(c)	1,054,086	36,313,263
HealthStream Inc.(a)(b)	1,795,883	35,773,989
NextGen Healthcare Inc.(a)(b)(c)	4,020,108	84,060,458
Omnicell Inc.(a)(b)(c)	3,146,420	407,429,926
OptimizeRx Corp.(a)(b)(c)	1,271,899	47,963,311
Simulations Plus Inc.(a)(c)	1,129,100	57,561,518

		864,325,508

Hotels, Restaurants & Leisure — 1.8%
BJ’s Restaurants Inc.(a)(b)(c)	1,668,038	47,205,475
Bloomin’ Brands Inc.(a)	5,810,284	127,477,631
Brinker International Inc.(a)(b)(c)	3,190,904	121,764,897
Cheesecake Factory Inc. (The)(a)(b)(c)	3,470,850	138,105,122
Chuy’s Holdings Inc.(a)(b)(c)	1,422,608	38,410,416
Dave & Buster’s Entertainment Inc.(a)(b)(c)	2,769,893	136,001,746
Dine Brands Global Inc.(a)	1,235,597	96,314,786
El Pollo Loco Holdings Inc.(b)(c)	1,392,291	16,178,421
Fiesta Restaurant Group Inc.(b)(c)	1,221,758	9,132,641
Golden Entertainment Inc.(a)(b)(c)	1,455,687	84,531,744
Jack in the Box Inc.(a)	1,509,586	141,010,428
Monarch Casino & Resort Inc.(b)(c)	938,711	81,883,761
Red Robin Gourmet Burgers Inc.(a)(b)(c)	1,129,131	19,037,149
Ruth’s Hospitality Group Inc.(a)	2,271,418	51,970,044
Shake Shack Inc., Class A(a)(b)(c)	2,799,285	190,071,451

		1,299,095,712

Household Durables — 2.2%
Cavco Industries Inc.(a)(b)(c)	609,480	146,793,258
Century Communities Inc.(a)	2,125,606	113,868,713
Ethan Allen Interiors Inc.(a)	1,575,550	41,074,589
Installed Building Products Inc.(a)	1,678,563	141,821,788
iRobot Corp.(a)(b)(c)	1,928,801	122,285,983
La-Z-Boy Inc.(a)	3,142,050	82,855,859
LGI Homes Inc.(a)(b)(c)	1,527,697	149,225,443
M/I Homes Inc.(a)(b)(c)	2,082,202	92,345,659

Security	Shares	Value

Household Durables (continued)
MDC Holdings Inc.(a)	4,043,529	$153,007,137
Meritage Homes Corp.(a)(b)(c)	2,671,127	211,633,392
Sonos Inc.(a)(b)(c)	9,143,901	258,040,886
Tupperware Brands Corp.(a)(b)(c)	3,512,073	68,309,820
Universal Electronics Inc.(a)(b)(c)	938,585	29,321,395

		1,610,583,922

Household Products — 0.5%
Central Garden & Pet Co.(a)(b)(c)	703,588	30,929,728
Central Garden & Pet Co., Class A, NVS(b)(c)	2,836,382	115,667,659
WD-40 Co.(a)(c)	979,800	179,528,754

		326,126,141

Insurance — 2.5%
Ambac Financial Group Inc.(b)(c)	2,217,455	23,061,532
American Equity Investment Life Holding Co.(a)	5,900,352	235,483,048
AMERISAFE Inc.(a)	1,380,668	68,577,780
Assured Guaranty Ltd.(a)	4,997,971	318,170,834
eHealth Inc.(a)(b)(c)	1,706,412	21,176,573
Employers Holdings Inc.(a)	1,722,658	70,663,431
Genworth Financial Inc., Class A(a)(b)	30,249,488	114,343,065
HCI Group Inc.(a)	577,518	39,375,177
Horace Mann Educators Corp.(a)	2,690,096	112,526,716
James River Group Holdings Ltd.(a)	2,513,110	62,174,341
Palomar Holdings Inc.(a)(b)(c)	1,727,550	110,545,925
ProAssurance Corp.(a)	3,456,977	92,923,542
Safety Insurance Group Inc.(a)	949,125	86,228,006
Selectquote Inc.(a)(b)(c)	8,953,415	24,980,028
SiriusPoint Ltd.(b)(c)	6,155,257	46,041,322
Stewart Information Services Corp.(a)	1,792,999	108,673,669
Trupanion Inc.(a)(b)(c)	2,453,945	218,695,578
United Fire Group Inc.(a)	1,536,066	47,725,571
Universal Insurance Holdings Inc.(a)	2,003,670	27,029,508

		1,828,395,646

Interactive Media & Services — 0.1%
Cars.com Inc.(a)(b)(c)	4,649,346	67,090,063
QuinStreet Inc.(a)(b)(c)	3,585,598	41,592,937

		108,683,000

Internet & Direct Marketing Retail — 0.3%
Liquidity Services Inc.(a)(b)(c)	1,909,717	32,694,355
PetMed Express Inc.(a)	1,510,338	38,966,720
Shutterstock Inc.	1,664,359	154,918,536

		226,579,611

IT Services — 1.6%
CSG Systems International Inc.(a)	2,324,462	147,766,049
EVERTEC Inc.(a)	4,276,080	175,019,955
ExlService Holdings Inc.(a)(b)(c)	2,384,449	341,620,008
Perficient Inc.(a)(b)(c)	2,358,179	259,611,926
TTEC Holdings Inc.	1,311,172	108,197,914
Unisys Corp.(a)(b)(c)	4,808,025	103,901,420

		1,136,117,272

Leisure Products — 0.3%
Sturm Ruger & Co. Inc.(a)	1,259,275	87,670,726
Vista Outdoor Inc.(a)(b)(c)	4,024,325	143,628,159

		231,298,885

Life Sciences Tools & Services — 0.1%
NeoGenomics Inc.(a)(b)(c)	8,806,665	107,000,980

Machinery — 4.5%
Alamo Group Inc.(a)	710,139	102,110,887

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Albany International Corp., Class A(a)	2,315,747	$195,263,787
Astec Industries Inc.(a)	1,621,352	69,718,136
Barnes Group Inc.(a)	3,333,770	133,984,216
CIRCOR International Inc.(a)(b)(c)	1,460,119	38,868,368
Enerpac Tool Group Corp.(a)(c)	4,303,933	94,213,093
EnPro Industries Inc.(a)	1,477,894	144,434,581
ESCO Technologies Inc.(a)	1,859,409	130,009,877
Federal Signal Corp.(a)	4,380,680	147,847,950
Franklin Electric Co. Inc.(a)	2,792,239	231,867,527
Greenbrier Companies Inc. (The)(a)	2,335,090	120,280,486
Hillenbrand Inc.(a)	5,212,853	230,251,717
John Bean Technologies Corp.(a)(c)	2,274,418	269,450,300
Lindsay Corp.(a)	785,317	123,302,622
Meritor Inc.(a)(b)(c)	5,066,517	180,216,010
Mueller Industries Inc.(a)	4,106,993	222,475,811
Proto Labs Inc.(a)(b)(c)	1,974,133	104,431,636
SPX Corp.(a)(b)(c)	3,248,305	160,498,750
SPX FLOW Inc.(a)	3,004,895	259,082,047
Standex International Corp.(a)	877,286	87,658,417
Tennant Co.(a)	1,323,625	104,301,650
Titan International Inc.(a)(b)	3,661,318	53,931,214
Wabash National Corp.(a)	3,503,992	51,999,241

		3,256,198,323

Marine — 0.5%
Matson Inc.(a)	3,009,508	363,006,855

Media — 0.7%
AMC Networks Inc., Class A(a)(b)(c)	2,092,041	84,999,626
EW Scripps Co. (The), Class A(b)	4,092,136	85,075,508
Gannett Co. Inc.(a)(b)(c)	10,187,433	45,945,323
Loyalty Ventures Inc.(a)(b)(c)	1,431,753	23,666,877
Scholastic Corp.	2,165,450	87,224,326
TechTarget Inc.(a)(b)(c)	1,907,680	155,056,230
Thryv Holdings Inc.(b)(c)	1,220,193	34,311,827

		516,279,717

Metals & Mining — 1.9%
Allegheny Technologies Inc.(a)(b)(c)	9,110,044	244,513,581
Arconic Corp.(a)(b)(c)	7,615,890	195,119,102
Carpenter Technology Corp.(a)	3,453,061	144,959,501
Century Aluminum Co.(b)(c)	3,611,952	95,030,457
Compass Minerals International Inc.(a)	2,436,755	153,003,847
Haynes International Inc.(a)	891,524	37,978,922
Kaiser Aluminum Corp.(a)	1,135,031	106,874,519
Materion Corp.(a)	1,462,185	125,367,742
Olympic Steel Inc.(a)(c)	668,590	25,713,971
SunCoke Energy Inc.(a)	5,947,455	52,991,824
TimkenSteel Corp.(a)(b)(c)	2,943,536	64,404,568
Warrior Met Coal Inc.	2,470,246	91,670,830

		1,337,628,864

Mortgage Real Estate Investment — 1.3%
Apollo Commercial Real Estate Finance Inc.(a)	9,433,933	131,414,687
ARMOUR Residential REIT Inc.(a)	6,419,725	53,925,690
Ellington Financial Inc.(a)	3,916,397	69,516,047
Franklin BSP Realty Trust Inc.(a)	3,157,789	44,145,890
Granite Point Mortgage Trust Inc.(a)	3,867,423	43,005,744
Invesco Mortgage Capital Inc.(a)	22,428,411	51,136,777
KKR Real Estate Finance Trust Inc.	3,187,429	65,692,912
New York Mortgage Trust Inc.(a)	27,140,982	99,064,584
PennyMac Mortgage Investment Trust	6,789,850	114,680,566

Security	Shares	Value

Mortgage Real Estate Investment (continued)
Ready Capital Corp.	4,811,337	$72,458,735
Redwood Trust Inc.(a)	8,206,875	86,418,394
Two Harbors Investment Corp.(a)	24,602,817	136,053,578

		967,513,604

Multi-Utilities — 0.4%
Avista Corp.(a)	5,036,609	227,402,896
Unitil Corp.(a)	1,142,813	57,003,513

		284,406,409

Multiline Retail — 0.1%
Big Lots Inc.(a)	2,185,884	75,631,586

Oil, Gas & Consumable Fuels — 3.9%
Callon Petroleum Co.(a)(b)(c)	3,379,366	199,652,943
Civitas Resources Inc.(a)	5,160,413	308,128,260
CONSOL Energy Inc.(a)(b)(c)	2,277,105	85,687,461
Dorian LPG Ltd.	1,982,367	28,724,498
Green Plains Inc.(a)(b)(c)	2,747,393	85,196,657
Laredo Petroleum Inc.(a)(b)(c)	1,029,418	81,468,140
Matador Resources Co.(a)(c)	7,897,435	418,406,106
Par Pacific Holdings Inc.(b)	2,473,995	32,211,415
PBF Energy Inc., Class A(a)(b)(c)	6,814,135	166,060,470
Ranger Oil Corp.(a)(b)(c)	1,513,800	52,271,514
Renewable Energy Group Inc.(a)(b)(c)	3,598,941	218,275,772
REX American Resources Corp.(a)(b)(c)	372,875	37,138,350
SM Energy Co.(a)(c)	8,697,533	338,768,910
Southwestern Energy Co.(a)(b)(c)	79,791,370	572,104,123
Talos Energy Inc.(b)(c)	2,939,073	46,407,963
World Fuel Services Corp.(a)	4,532,119	122,548,498

		2,793,051,080

Paper & Forest Products — 0.4%
Clearwater Paper Corp.(a)(b)	1,198,768	33,601,467
Glatfelter Corp.(a)	3,166,972	39,207,113
Mercer International Inc.	2,905,857	40,536,705
Neenah Inc.(a)	1,191,926	47,271,785
Schweitzer-Mauduit International Inc.(a)	2,255,373	62,022,758
Sylvamo Corp.(a)(b)(c)	2,525,098	84,035,262

		306,675,090

Personal Products — 0.8%
Edgewell Personal Care Co.(a)	3,868,164	141,845,574
elf Beauty Inc.(a)(b)(c)	3,436,233	88,757,898
Inter Parfums Inc.	1,271,514	111,956,808
Medifast Inc.(a)	830,900	141,901,102
USANA Health Sciences Inc.(b)(c)	836,939	66,494,804

		550,956,186

Pharmaceuticals — 1.7%
Amphastar Pharmaceuticals Inc.(a)(b)(c)	2,636,682	94,656,884
ANI Pharmaceuticals Inc.(a)(b)(c)	910,622	25,597,584
Cara Therapeutics Inc.(a)(b)(c)	2,996,934	36,412,748
Collegium Pharmaceutical Inc.(a)(b)(c)	2,474,334	50,377,440
Corcept Therapeutics Inc.(a)(b)(c)	6,823,742	153,670,670
Endo International PLC(a)(b)(c)	16,809,497	38,829,938
Harmony Biosciences Holdings Inc.(b)(c)	1,632,176	79,405,362
Innoviva Inc.(a)(b)(c)	4,476,222	86,614,896
Nektar Therapeutics(a)(b)(c)	13,208,827	71,195,578
Pacira BioSciences Inc.(a)(b)(c)	3,185,513	243,118,352
Phibro Animal Health Corp., Class A(a)	1,460,170	29,130,392
Prestige Consumer Healthcare Inc.(a)(b)(c)	3,593,229	190,225,543
Supernus Pharmaceuticals Inc.(a)(b)(c)	3,804,845	122,972,590

		1,222,207,977

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services — 1.5%
Exponent Inc.(a)	3,731,290	$403,165,884
Forrester Research Inc.(b)	790,765	44,614,961
Heidrick & Struggles International Inc.(a)	1,402,332	55,504,301
Kelly Services Inc., Class A, NVS	2,579,922	55,958,508
Korn Ferry(a)	3,895,713	252,987,602
ManTech International Corp./VA, Class A(a)	1,971,384	169,913,587
Resources Connection Inc.(a)	2,188,564	37,511,987
TrueBlue Inc.(a)(b)(c)	2,546,921	73,580,548

		1,093,237,378

Real Estate Management & Development — 0.6%
Douglas Elliman Inc., NVS(a)(c)	4,698,418	34,298,451
Marcus & Millichap Inc.(c)	1,788,593	94,223,079
RE/MAX Holdings Inc., Class A(a)	1,336,691	37,066,442
Realogy Holdings Corp.(a)(b)(c)	8,339,966	130,770,667
St Joe Co. (The)(c)	2,358,970	139,745,383

		436,104,022

Road & Rail — 0.4%
ArcBest Corp.(a)(c)	1,778,660	143,182,130
Heartland Express Inc.	3,332,936	46,894,410
Marten Transport Ltd.(a)	4,286,523	76,128,648

		266,205,188

Semiconductors & Semiconductor Equipment — 3.5%
Axcelis Technologies Inc.(a)(b)(c)	2,382,502	179,950,376
CEVA Inc.(a)(b)(c)	1,650,539	67,094,410
Cohu Inc.(a)(b)	3,483,583	103,114,057
Diodes Inc.(a)(b)(c)	3,223,165	280,383,123
FormFactor Inc.(a)(b)(c)	5,599,019	235,326,769
Ichor Holdings Ltd.(a)(b)(c)	2,033,401	72,429,744
Kulicke & Soffa Industries Inc.(a)	4,460,366	249,869,703
MaxLinear Inc.(a)(b)(c)	5,057,826	295,124,147
Onto Innovation Inc.(a)(b)(c)	3,528,194	306,564,777
PDF Solutions Inc.(a)(b)(c)	2,138,461	59,598,908
Photronics Inc.(a)(b)(c)	4,389,705	74,493,294
Rambus Inc.(a)(b)(c)	7,829,900	249,695,511
SMART Global Holdings Inc.(a)(b)(c)	3,330,713	86,032,317
Ultra Clean Holdings Inc.(a)(b)(c)	3,211,901	136,152,483
Veeco Instruments Inc.(a)(b)(c)	3,624,129	98,540,068

		2,494,369,687

Software — 2.6%
8x8 Inc.(a)(b)(c)	8,467,381	106,604,327
Agilysys Inc.(a)(b)(c)	1,400,025	55,832,998
Alarm.com Holdings Inc.(a)(b)(c)	3,297,113	219,126,130
Bottomline Technologies DE Inc.(a)(b)(c)	2,766,542	156,807,601
Cerence Inc.(a)(b)(c)	2,802,573	101,172,885
Consensus Cloud Solutions Inc.(a)(b)(c)	1,139,644	68,526,794
Ebix Inc.(a)(c)	1,711,950	56,751,142
InterDigital Inc.(a)	2,194,491	140,008,526
LivePerson Inc.(a)(b)(c)	4,826,586	117,865,230
OneSpan Inc.(a)(b)	2,463,959	35,579,568
Progress Software Corp.(a)	3,162,391	148,916,992
SPS Commerce Inc.(a)(b)(c)	2,574,986	337,838,163
Vonage Holdings Corp.(b)	11,837,165	240,176,078
Xperi Holding Corp.(a)	6,654,498	115,255,905

		1,900,462,339

Specialty Retail — 4.0%
Aaron’s Co. Inc. (The)(a)	2,253,482	45,249,919
Abercrombie & Fitch Co., Class A(a)(b)(c)	4,041,781	129,296,574
Academy Sports & Outdoors Inc.(a)	6,274,950	247,233,030
America’s Car-Mart Inc./TX(a)(b)(c)	433,224	34,900,525

Security	Shares	Value

Specialty Retail (continued)
Asbury Automotive Group Inc.(a)(b)(c)	1,656,455	$265,364,091
Barnes & Noble Education Inc.(b)(c)	2,594,496	9,288,296
Bed Bath & Beyond Inc.(a)(b)(c)	6,891,749	155,271,105
Boot Barn Holdings Inc.(a)(b)(c)	2,123,306	201,268,176
Buckle Inc. (The)	2,108,383	69,660,974
Caleres Inc.(a)	2,726,335	52,700,056
Cato Corp. (The), Class A(a)	1,363,213	19,984,703
Chico’s FAS Inc.(a)(b)(c)	8,771,243	42,101,966
Children’s Place Inc. (The)(a)(b)(c)	976,560	48,144,408
Conn’s Inc.(a)(b)(c)	1,376,852	21,217,289
Designer Brands Inc. , Class A(a)(b)	4,421,332	59,732,195
Genesco Inc.(a)(b)(c)	982,841	62,518,516
Group 1 Automotive Inc.(a)	1,231,373	206,661,331
Guess? Inc.(c)	2,790,444	60,971,201
Haverty Furniture Companies Inc.(a)	1,061,385	29,103,177
Hibbett Inc.(a)	921,114	40,842,195
LL Flooring Holdings Inc.(a)(b)(c)	2,089,874	29,300,033
MarineMax Inc.(a)(b)(c)	1,566,339	63,060,808
Monro Inc.(a)	2,400,358	106,431,874
ODP Corp. (The)(a)(b)(c)	3,283,269	150,472,218
Rent-A-Center Inc./TX(a)	4,327,093	108,999,473
Sally Beauty Holdings Inc.(a)(b)(c)	7,874,862	123,084,093
Shoe Carnival Inc.	1,249,910	36,447,376
Signet Jewelers Ltd.(a)	3,767,609	273,905,174
Sleep Number Corp.(a)(b)(c)	1,620,370	82,168,963
Sonic Automotive Inc., Class A(a)	1,485,171	63,134,619
Zumiez Inc.(a)(b)(c)	1,398,097	53,421,286

		2,891,935,644

Technology Hardware, Storage & Peripherals — 0.3%
3D Systems Corp.(a)(b)(c)	9,136,955	152,404,409
Corsair Gaming Inc.(b)(c)	2,363,476	50,011,152
Diebold Nixdorf Inc.(a)(b)(c)	5,235,909	35,237,668

		237,653,229

Textiles, Apparel & Luxury Goods — 1.1%
Fossil Group Inc.(a)(b)(c)	3,409,536	32,867,927
G-III Apparel Group Ltd.(a)(b)(c)	3,128,021	84,612,968
Kontoor Brands Inc.(a)	3,402,932	140,711,238
Movado Group Inc.(a)	1,172,233	45,775,699
Oxford Industries Inc.(a)	1,136,144	102,821,032
Steven Madden Ltd.(a)	5,477,358	211,645,113
Unifi Inc.(a)(b)	991,021	17,937,480
Vera Bradley Inc.(a)(b)(c)	1,819,448	13,955,166
Wolverine World Wide Inc.(a)	5,892,154	132,926,995

		783,253,618

Thrifts & Mortgage Finance — 2.0%
Axos Financial Inc.(a)(b)(c)	3,743,664	173,668,573
Capitol Federal Financial Inc.(a)	9,085,379	98,848,924
Flagstar Bancorp. Inc.(a)	3,593,938	152,382,971
Mr Cooper Group Inc.(a)(b)(c)	4,187,001	191,220,336
NMI Holdings Inc., Class A(a)(b)(c)	6,134,189	126,486,977
Northfield Bancorp. Inc.(a)	3,073,050	44,128,998
Provident Financial Services Inc.(a)	5,125,487	119,936,396
TrustCo Bank Corp. NY(a)	1,208,110	38,574,952
Walker & Dunlop Inc.(a)	2,110,276	273,111,920
WSFS Financial Corp.(a)	4,150,097	193,477,522

		1,411,837,569

Tobacco — 0.3%
Universal Corp./VA(a)	1,765,900	102,545,813

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Tobacco (continued)
Vector Group Ltd.(a)	9,364,112	$112,743,909

		215,289,722

Trading Companies & Distributors — 1.2%
Applied Industrial Technologies Inc.(a)	2,753,348	282,658,706
Boise Cascade Co.(a)	2,815,654	195,603,483
DXP Enterprises Inc./TX(a)(b)(c)	1,227,583	33,255,223
GMS Inc.(a)(b)(c)	3,079,607	153,272,040
NOW Inc.(a)(b)	7,935,987	87,533,937
Veritiv Corp.(a)(b)(c)	991,810	132,495,898

		884,819,287

Water Utilities — 0.8%
American States Water Co.(a)	2,644,323	235,397,633
California Water Service Group(a)	3,762,327	223,030,745
Middlesex Water Co.(a)	1,154,264	121,393,945

		579,822,323

Wireless Telecommunication Services — 0.3%
Shenandoah Telecommunications Co.(a)(c)	3,586,770	84,576,037
Telephone and Data Systems Inc.(a)	7,067,422	133,432,927

		218,008,964

Total Common Stocks — 98.2% (Cost: $59,397,959,625)		70,813,616,577

Security	Shares	Value

Short-Term Investments

Money Market Funds — 5.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(a)(d)(e)	2,943,692,959	$2,943,104,221
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(a)(d)	1,155,360,000	1,155,360,000

		4,098,464,221

Total Short-Term Investments — 5.7% (Cost: $ 4,098,599,828)		4,098,464,221

Total Investments in Securities — 103.9% (Cost: $ 63,496,559,453)		74,912,080,798

Other Assets, Less Liabilities — (3.9)%		(2,841,801,233)

Net Assets — 100.0%		$72,070,279,565

(a)	Affiliate of the Fund.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
3D Systems Corp.	$227,056,862	$50,875,889	$ (31,895,092)	$9,850,440	$(103,483,690)	$152,404,409	9,136,955	$—	$—
8x8 Inc.	232,414,012	44,882,296	(22,157,324)	3,926,558	(152,461,215)	106,604,327	8,467,381	—	—
AAON Inc.	190,318,614	44,965,463	(27,614,399)	9,107,002	(51,678,952)	165,097,728	2,962,457	1,057,284	—
AAR Corp.	92,277,366	21,631,014	(14,907,986)	1,643,894	14,886,058	115,530,346	2,385,512	—	—
Aaron’s Co. Inc. (The)	58,232,867	15,121,737	(15,476,737)	960,593	(13,588,541)	45,249,919	2,253,482	940,045	—
Abercrombie & Fitch Co., Class A	142,627,013	37,577,800	(40,808,232)	6,697,813	(16,797,820)	129,296,574	4,041,781	—	—
ABM Industries Inc.	228,069,485	49,960,345	(33,746,575)	4,896,100	(27,178,803)	222,000,552	4,821,906	2,628,982	—
Academy Sports & Outdoors Inc.	—	227,007,216	(2,382,998)	178,961	22,429,851	247,233,030	6,274,950	470,075	—
Acadia Realty Trust	104,233,586	26,545,766	(8,828,623)	223,521	14,945,904	137,120,154	6,327,649	3,609,699	—
Addus HomeCare Corp.	104,758,808	26,555,982	(14,354,241)	(207,408)	(10,419,800)	106,333,341	1,139,815	—	—
Adtalem Global Education Inc.	—	149,170,013	(14,150,461)	(814,446)	(28,321,548)	105,883,558	3,563,903	—	—
ADTRAN Inc.	53,742,460	16,913,966	(11,104,880)	2,392,599	2,531,575	64,475,720	3,494,619	1,182,118	—
Advanced Energy Industries Inc.	278,699,438	56,550,224	(44,117,552)	12,034,747	(71,018,480)	232,148,377	2,696,891	1,037,147	—
AdvanSix Inc.	50,090,400	19,384,186	(12,419,032)	3,982,488	42,091,722	103,129,764	2,018,590	486,671	—
Aegion Corp.(a)	58,714,544	868,974	(62,132,617)	17,761,221	(15,212,122)	—	—	—	—

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
Aerojet Rocketdyne Holdings Inc.	$225,691,873	$59,557,076	$ (34,657,681)	$9,565,343	$(49,257,727)	$210,898,884	5,359,565	$—	$—
Aerovironment Inc.	173,727,081	33,266,873	(21,098,468)	5,830,384	(36,336,126)	155,389,744	1,650,624	—	—
Agilysys Inc.	64,951,988	15,832,103	(14,301,716)	4,603,351	(15,252,728)	55,832,998	1,400,025	—	—
Agree Realty Corp.	284,765,321	103,532,485	(43,332,464)	9,202,538	(15,469,094)	338,698,786	5,103,960	11,718,799	—
Alamo Group Inc.	102,876,929	24,955,074	(17,246,619)	5,266,778	(13,741,275)	102,110,887	710,139	402,431	—
Alarm.com Holdings Inc.	259,809,704	58,335,475	(36,040,457)	9,610,781	(72,589,373)	219,126,130	3,297,113	—	—
Albany International Corp., Class A	170,803,325	49,509,931	(27,174,894)	8,804,821	(6,679,396)	195,263,787	2,315,747	1,783,306	—
Alexander & Baldwin Inc.	81,112,742	26,640,371	(17,825,749)	2,706,396	27,700,124	120,333,884	5,189,042	3,557,647	—
Allegheny Technologies Inc.	178,034,775	41,941,199	(29,170,145)	7,027,837	46,679,915	244,513,581	9,110,044	—	—
Allegiance Bancshares Inc.	50,138,291	4,331,466	(223,393)	(3)	5,340,853	59,587,214	1,333,644	626,166	—
Allegiant Travel Co.	213,636,213	70,760,765	(27,639,913)	4,262,557	(84,537,256)	176,482,366	1,086,781	—	—
Allscripts Healthcare Solutions Inc.	140,073,043	30,537,548	(39,404,962)	11,421,872	52,595,542	195,223,043	8,668,874	—	—
AMC Networks Inc., Class A	106,156,533	25,203,768	(21,663,606)	795,638	(25,492,707)	84,999,626	2,092,041	—	—
American Assets Trust Inc.	108,473,164	35,280,630	(19,494,521)	901,623	17,840,397	143,001,293	3,774,117	2,563,961	—
American Axle & Manufacturing Holdings Inc.	73,028,576	18,246,525	(12,385,526)	(3,779,030)	(11,756,143)	63,354,402	8,164,227	—	—
American Equity Investment Life Holding Co.	179,893,753	36,478,034	(27,641,076)	3,757,700	42,994,637	235,483,048	5,900,352	1,914,272	—
American Public Education Inc.	44,164,667	7,527,284	(5,228,903)	(753,412)	(17,375,922)	28,333,714	1,333,979	—	—
American States Water Co.	185,981,265	53,105,246	(35,715,498)	10,387,239	21,639,381	235,397,633	2,644,323	3,574,297	—
American Vanguard Corp.	36,329,922	7,445,561	(5,121,103)	(228,457)	566,105	38,992,028	1,918,899	158,109	—
American Woodmark Corp.	111,651,511	20,260,274	(16,181,856)	(2,381,392)	(55,081,100)	58,267,437	1,190,346	—	—
America’s CarMart Inc./TX	62,431,322	12,278,051	(9,275,184)	(353,044)	(30,180,620)	34,900,525	433,224	—	—
Ameris Bancorp.	231,575,664	23,579,414	(9,015,691)	(632,064)	(39,821,841)	205,685,482	4,687,454	2,719,237	—
AMERISAFE Inc.	82,552,640	17,368,491	(12,330,497)	1,862,128	(20,874,982)	68,577,780	1,380,668	6,822,847	—
AMN Healthcare Services Inc.	231,770,949	78,557,059	(52,091,651)	21,676,003	73,233,735	353,146,095	3,384,895	—	—
Amphastar Pharmaceuticals Inc.	44,863,701	13,998,045	(9,802,099)	1,047,017	44,550,220	94,656,884	2,636,682	—	—
Andersons Inc. (The)	56,402,554	19,367,771	(14,959,739)	1,907,518	46,720,080	109,438,184	2,177,441	1,514,110	—
AngioDynamics Inc.	59,182,765	16,582,023	(10,310,170)	2,646,926	(8,336,509)	59,765,035	2,774,607	—	—
ANI Pharmaceuticals Inc.	23,513,371	13,022,104	(3,661,557)	(696,385)	(6,579,949)	25,597,584	910,622	—	—

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
Anika Therapeutics Inc.	$39,165,049	$9,028,612	$(6,020,209)	$(387,897)	$(15,739,128)	$26,046,427	1,037,293	$—	$—
Apogee Enterprises Inc.	70,944,910	18,631,347	(16,469,189)	1,507,602	9,843,627	84,458,297	1,779,568	1,423,933	—
Apollo Commercial Real Estate Finance Inc.	119,741,871	41,296,690	(18,733,439)	1,780,651	(12,671,086)	131,414,687	9,433,933	15,523,682	—
Applied Industrial Technologies Inc.	235,541,068	60,513,124	(42,501,795)	10,613,393	18,492,916	282,658,706	2,753,348	3,486,175	—
Applied Optoelectronics Inc.(a)	13,771,018	1,372,527	(10,871,984)	(15,879,410)	11,607,849	—	—	—	—
ArcBest Corp.	119,067,236	36,196,739	(26,681,532)	6,456,950	8,142,737	143,182,130	1,778,660	552,380	—
Archrock Inc.	81,271,297	14,764,526	(11,395,365)	(105,256)	4,258,478	88,793,680	9,620,117	140,444	—
Arconic Corp.	165,672,060	75,192,467	(39,903,591)	13,896,906	(19,738,740)	195,119,102	7,615,890	—	—
Arcosa Inc.	209,019,091	42,524,727	(28,674,875)	5,970,199	(30,763,302)	198,075,840	3,459,840	652,829	—
Arlo Technologies Inc.	33,527,469	11,289,845	(5,644,500)	1,594,439	12,693,207	53,460,460	6,033,912	—	—
Armada Hoffler Properties Inc.	49,562,770	20,824,314	(8,492,339)	701,063	7,490,572	70,086,380	4,800,437	1,943,620	—
ARMOUR Residential REIT Inc.	53,066,279	26,306,771	(7,258,088)	(3,245,356)	(14,943,916)	53,925,690	6,419,725	—	—
Artivion Inc.(b)	58,602,326	14,840,035	(9,811,884)	276,912	(3,488,514)	60,418,875	2,825,953	—	—
Asbury Automotive Group Inc.	253,162,543	106,603,395	(38,650,185)	15,798,587	(71,550,249)	265,364,091	1,656,455	—	—
Assured Guaranty Ltd.(c)	N/A	128,663,922	(30,458,091)	2,567,496	130,203,823	318,170,834	4,997,971	3,771,750	—
Astec Industries Inc.	113,618,646	23,086,050	(15,846,902)	2,952,076	(54,091,734)	69,718,136	1,621,352	709,104	—
Atlas Air Worldwide Holdings Inc.	110,157,340	35,685,816	(25,855,217)	5,891,441	40,894,439	166,773,819	1,930,923	—	—
Avanos Medical Inc.	—	152,946,610	(16,741,580)	(1,653,146)	(19,053,130)	115,498,754	3,447,724	—	—
Avid Bioservices Inc.	—	140,595,133	(6,897,080)	(688,738)	(43,331,999)	89,677,316	4,402,421	—	—
Avista Corp.	220,450,147	23,699,073	(6,570,865)	(122,490)	(10,052,969)	227,402,896	5,036,609	8,066,242	—
Axcelis Technologies Inc.	92,487,714	30,886,676	(21,825,420)	6,895,704	71,505,702	179,950,376	2,382,502	—	—
Axos Financial Inc.	160,687,184	23,766,942	(6,695,135)	614,213	(4,704,631)	173,668,573	3,743,664	—	—
AZZ Inc.	85,214,857	22,419,670	(18,142,134)	1,337,044	(5,580,722)	85,248,715	1,767,179	1,152,087	—
B&G Foods Inc.	134,036,728	26,579,087	(22,422,864)	3,592,619	(16,168,498)	125,617,072	4,655,933	1,951,276	—
Badger Meter Inc.	180,801,970	47,606,244	(31,782,672)	12,001,696	163,907	208,791,145	2,093,984	1,551,323	—
Balchem Corp.	270,776,744	75,779,821	(50,352,150)	16,267,594	4,465,437	316,937,446	2,318,489	1,444,319	—
Banc of California Inc.	53,563,266	27,017,252	(8,904,293)	1,621,284	2,139,370	75,436,879	3,896,533	812,496	—
Bancorp. Inc. (The)	—	98,753,880	(1,056,723)	(154,000)	15,108,425	112,651,582	3,976,406	—	—
BankUnited Inc.	252,353,165	11,306,431	(19,902,195)	2,376,521	(2,990,107)	243,143,815	5,531,024	5,395,173	—
Banner Corp.	111,680,273	8,475,166	—	—	10,425,284	130,580,723	2,231,005	3,585,435	—
Barnes Group Inc.	153,866,088	34,932,997	(24,588,058)	203,285	(30,430,096)	133,984,216	3,333,770	2,025,208	—
Bed Bath & Beyond Inc.	235,518,766	37,704,831	(71,125,955)	15,989,477	(62,816,014)	155,271,105	6,891,749	—	—
Benchmark Electronics Inc.	74,949,214	16,326,031	(13,549,246)	366,157	(14,776,813)	63,315,343	2,528,568	1,611,434	—
Berkshire Hills Bancorp. Inc.	70,113,749	5,812,832	(3,649,084)	(2,621,604)	23,273,638	92,929,531	3,207,785	1,573,779	—
Big Lots Inc.	153,740,090	34,138,941	(37,976,390)	1,377,517	(75,648,572)	75,631,586	2,185,884	2,728,535	—

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds
BioLife Solutions Inc.	$—	$130,761,931		$(14,802,619)		$(2,470,479)	$(64,703,548)	$48,785,285	2,146,295	$—		$—
BJ’s Restaurants Inc.	89,865,442	15,359,970		(11,092,673)		819,411	(47,746,675)	47,205,475	1,668,038	—		—
BlackRock Cash Funds: Institutional, SL Agency Shares	2,960,673,133	—		(15,161,491	)(d)	(523,703)	(1,883,718)	2,943,104,221	2,943,692,959	7,435,203	(e)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	849,990,000	305,370,000	(d)	—		—	—	1,155,360,000	1,155,360,000	250,552		—
Bloomin’ Brands Inc.	144,746,471	31,487,167		(21,264,371)		2,315,767	(29,807,403)	127,477,631	5,810,284	804,288		—
Blucora Inc.	53,626,743	13,729,280		(8,756,356)		(1,237,679)	11,012,925	68,374,913	3,497,438	—		—
Boise Cascade Co.	156,338,781	42,639,259		(28,143,779)		8,385,063	16,384,159	195,603,483	2,815,654	14,463,085		—
Boot Barn Holdings Inc.	120,596,643	45,064,211		(25,410,666)		10,315,104	50,702,884	201,268,176	2,123,306	—		—
Boston Private Financial Holdings Inc.(a)	67,642,583	1,239,445		(75,612,364)		5,863,057	867,279	—	—	304,696		—
Bottomline Technologies DE Inc.	117,211,347	31,725,725		(23,391,564)		4,297,660	26,964,433	156,807,601	2,766,542	—		—
Brandywine Realty Trust	146,834,970	37,150,477		(26,346,974)		2,237,246	13,199,762	173,075,481	12,240,133	7,394,859		—
BrightSphere Investment Group Inc.	80,981,540	36,537,823		(74,691,686)		17,830,176	135,175	60,793,028	2,506,929	146,744		—
Brinker International Inc.	214,629,411	34,575,969		(27,107,798)		779,623	(101,112,308)	121,764,897	3,190,904	—		—
Bristow Group Inc.	40,152,484	11,936,140		(8,160,373)		454,933	16,959,521	61,342,705	1,654,334	—		—
Brookline Bancorp. Inc.	73,107,615	3,461,204		—		—	3,714,406	80,283,225	5,074,793	2,413,301		—
Cadence Bancorp.(a)	160,203,119	6,849,611		(162,745,482)		21,883,321	(26,190,569)	—	—	13,395,700		—
CalAmp Corp.	25,666,055	5,687,909		(3,721,537)		(618,140)	(8,169,999)	18,844,288	2,577,878	—		—
Calavo Growers Inc.	86,195,384	16,117,686		(9,597,154)		(2,548,615)	(44,045,476)	46,121,825	1,265,345	1,378,012		—
Caleres Inc.	55,052,652	15,298,260		(10,550,984)		1,385,810	(8,485,682)	52,700,056	2,726,335	735,726		—
California Water Service Group	188,973,938	54,891,611		(28,521,578)		9,862,044	(2,175,270)	223,030,745	3,762,327	3,271,148		—
Callon Petroleum Co.	118,532,653	59,653,037		(41,419,070)		(18,114,267)	81,000,590	199,652,943	3,379,366	—		—
Cal-Maine Foods Inc.	95,893,054	24,418,888		(17,345,780)		(841,329)	45,810,320	147,935,153	2,679,014	84,264		—
Capitol Federal Financial Inc.	110,890,425	11,659,865		(3,269,867)		(509,630)	(19,921,869)	98,848,924	9,085,379	8,272,862		—
Capstead Mortgage Corp.(a)	40,358,862	7,490,702		(45,780,933)		(7,233,234)	5,164,603	—	—	2,330,385		—
Cara Therapeutics Inc.	—	85,169,093		(7,914,519)		(3,191,504)	(37,650,322)	36,412,748	2,996,934	—		—
Cardiovascular Systems Inc.	102,661,676	19,516,521		(14,579,958)		(1,879,192)	(40,078,228)	65,640,819	2,904,461	—		—
Cardtronics PLC, Class A(a)	93,625,525	3,724,989		(97,834,896)		17,929,485	(17,445,103)	—	—	—		—
CareTrust REIT Inc.	142,840,994	22,872,619		(5,621,325)		1,201,268	(27,315,735)	133,977,821	6,941,856	6,504,696		—

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
Carpenter Technology Corp.	$131,657,656	$28,521,899	$(19,694,165)	$2,683,852	$1,790,259	$144,959,501	3,453,061	$2,602,409	$—
Cars.com Inc.	—	81,164,787	(4,225,737)	(102,444)	(9,746,543)	67,090,063	4,649,346	—	—
Cato Corp. (The), Class A	15,959,136	5,128,277	(4,433,457)	(549,184)	3,879,931	19,984,703	1,363,213	835,172	—
Cavco Industries Inc.	128,482,639	36,709,800	(25,047,961)	7,922,920	(1,274,140)	146,793,258	609,480	—	—
Centerspace	58,783,824	30,292,022	(10,653,606)	2,239,436	24,660,430	105,322,106	1,073,401	726,867	—
Central Garden & Pet Co.	37,770,079	8,227,626	(5,570,663)	1,760,472	(11,257,786)	30,929,728	703,588	—	—
Central Pacific Financial Corp.	40,653,703	2,102,716	—	—	1,814,305	44,570,724	1,597,517	1,567,457	—
Century Communities Inc.	116,608,875	34,694,888	(20,344,344)	6,895,888	(23,986,594)	113,868,713	2,125,606	1,309,670	—
Cerence Inc.	—	89,461,558	(630,129)	90,139	12,251,317	101,172,885	2,802,573	—	—
CEVA Inc.	85,448,059	16,962,411	(11,400,862)	1,572,449	(25,487,647)	67,094,410	1,650,539	—	—
Chart Industries Inc.(a)	337,280,531	88,743,295	(504,219,743)	268,556,828	(190,360,911)	—	—	—	—
Chatham Lodging Trust	41,422,561	12,325,570	(7,427,160)	(844,705)	2,659,949	48,136,215	3,490,661	—	—
Cheesecake Factory Inc. (The)	164,425,914	52,141,502	(20,816,506)	5,033,586	(62,679,374)	138,105,122	3,470,850	—	—
Chefs’ Warehouse Inc. (The)	65,162,408	18,460,190	(12,159,461)	2,693,501	1,862,650	76,019,288	2,331,880	—	—
Chesapeake Utilities Corp.	135,123,620	10,286,706	(10,797,601)	2,272,821	22,916,743	159,802,289	1,160,005	2,244,794	—
Chico’s FAS Inc.	26,485,809	11,316,743	(7,418,065)	689,647	11,027,832	42,101,966	8,771,243	—	—
Children’s Place Inc. (The)	67,841,798	19,293,853	(18,554,072)	(260,079)	(20,177,092)	48,144,408	976,560	—	—
Chuy’s Holdings Inc.	58,152,050	10,753,076	(7,187,474)	703,988	(24,011,224)	38,410,416	1,422,608	—	—
Cincinnati Bell Inc.(a)	46,894,465	1,761,680	(49,127,219)	(879,914)	1,350,988	—	—	—	—
Cinemark Holdings Inc.	—	147,194,243	(15,304,724)	(503,349)	235,452	131,621,622	7,616,992	—	—
CIRCOR International Inc.	46,626,034	10,284,591	(6,546,331)	(2,024,034)	(9,471,892)	38,868,368	1,460,119	—	—
City Holding Co.	80,745,483	249,094	—	—	(3,042,542)	77,952,035	990,496	2,315,936	—
Civitas Resources Inc.(c)(f)	N/A	207,228,234	(14,228,675)	6,882,181	70,286,984	308,128,260	5,160,413	7,850,302	—
Clearwater Paper Corp.	41,718,586	9,607,492	(6,345,887)	304,538	(11,683,262)	33,601,467	1,198,768	—	—
Cogent Communications Holdings Inc.	194,072,143	45,152,216	(34,417,166)	11,235,394	(14,695,683)	201,346,904	3,034,618	2,313,813	—
Coherus Biosciences Inc.	62,569,677	18,386,545	(14,395,091)	(682,143)	(6,761,594)	59,117,394	4,579,194	—	—
Cohu Inc.	131,608,431	30,706,586	(19,022,059)	4,671,645	(44,850,546)	103,114,057	3,483,583	—	—
Collegium Pharmaceutical Inc.	55,011,184	12,037,503	(8,807,467)	(1,185,454)	(6,678,326)	50,377,440	2,474,334	—	—
Columbia Banking System Inc.	193,475,694	26,458,422	—	—	(50,818,921)	169,115,195	5,240,632	5,460,424	—
Comfort Systems USA Inc.	180,336,567	50,322,844	(34,469,192)	11,352,962	21,870,837	229,414,018	2,577,396	1,221,001	—
Community Bank System Inc.	256,597,789	18,308,016	—	—	(23,541,729)	251,364,076	3,583,237	5,979,463	—
Community Health Systems Inc.	109,739,393	28,482,555	(18,543,682)	7,132,354	(21,333,812)	105,476,808	8,885,999	—	—

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
Community Healthcare Trust Inc.	$69,458,011	$17,713,020	$(9,844,856)	$2,920,502	$(9,297,028)	$70,949,649	1,680,873	$2,484,023	$—
Compass Minerals International Inc.	—	134,476,479	(4,105,018)	138,812	22,493,574	153,003,847	2,436,755	364,942	—
Computer Programs & Systems Inc.	26,097,210	10,988,962	(3,948,986)	(275,616)	3,451,693	36,313,263	1,054,086	—	—
Comtech Telecommunications Corp.	43,114,192	10,301,031	(6,713,753)	562,779	(17,562,608)	29,701,641	1,893,030	707,565	—
CONMED Corp.	251,932,139	64,951,903	(41,631,442)	16,851,823	18,964,179	311,068,602	2,094,033	1,593,234	—
Conn’s Inc.(c)	N/A	7,132,034	(5,431,420)	1,175,303	(7,113,899)	21,217,289	1,376,852	—	—
Consensus Cloud Solutions Inc.	—	79,179,070	(5,629,915)	(198,818)	(4,823,543)	68,526,794	1,139,644	—	—
CONSOL Energy Inc.	19,630,706	14,161,028	(7,112,870)	1,848,428	57,160,169	85,687,461	2,277,105	—	—
Consolidated Communications Holdings Inc.(g)	35,129,052	9,388,783	(7,194,188)	(3,909,708)	27,324,743	N/A	N/A	—	—
Cooper Tire & Rubber Co.(a)	188,197,706	7,804,915	(210,583,669)	103,597,803	(89,016,755)	—	—	354,251	—
Cooper-Standard Holdings Inc.(a)	41,087,581	5,959,097	(15,154,639)	(77,226,969)	45,334,930	—	—	—	—
Corcept Therapeutics Inc.	167,332,532	35,152,913	(38,400,180)	(801,869)	(9,612,726)	153,670,670	6,823,742	—	—
Core Laboratories NV	85,629,665	26,770,935	(16,142,971)	501,718	7,985,486	104,744,833	3,311,566	118,940	—
CoreCivic Inc.	72,246,648	19,479,300	(13,655,639)	1,422,802	16,671,083	96,164,194	8,609,149	—	—
Core-Mark Holding Co. Inc.(a)	116,595,449	9,629,917	(147,130,340)	41,377,533	(20,472,559)	—	—	781,596	—
Covetrus Inc.(c)	N/A	36,995,575	(22,404,710)	2,870,009	13,437,072	124,128,789	7,393,019	—	—
Crocs Inc.(a)	350,913,246	12,850,371	(461,974,665)	354,207,564	(255,996,516)	—	—	—	—
Cross Country Healthcare Inc.	29,471,891	12,834,402	(8,578,502)	2,533,043	18,558,849	54,819,683	2,529,750	—	—
CSG Systems International Inc.	97,620,847	29,270,437	(20,944,972)	3,319,308	38,500,429	147,766,049	2,324,462	2,279,936	—
CTS Corp.	66,969,802	18,773,101	(13,321,273)	3,084,282	5,865,074	81,370,986	2,302,518	354,111	—
Cubic Corp.(a)	157,826,659	3,867,017	(162,604,947)	36,715,655	(35,804,384)	—	—	—	—
Customers Bancorp. Inc.	59,848,106	14,459,675	(507,667)	(27,410)	37,611,371	111,384,075	2,136,250	—	—
Cutera Inc.	35,300,396	11,826,554	(12,911,696)	5,339,314	41,153,214	80,707,782	1,169,678	—	—
CVB Financial Corp.	183,400,966	28,841,217	(7,736,468)	796,820	9,444,601	214,747,136	9,252,354	4,592,703	—
Cytokinetics Inc.	110,368,584	63,311,154	(21,340,088)	9,802,260	58,678,004	220,819,914	5,998,911	—	—
Daktronics Inc.(a)	15,616,363	1,629,331	(14,507,263)	(7,625,997)	4,887,566	—	—	—	—
Dave & Buster’s Entertainment Inc.	152,109,563	27,452,039	(41,477,127)	(1,361,062)	(721,667)	136,001,746	2,769,893	—	—
Deluxe Corp.	117,486,489	26,470,263	(17,608,783)	1,204,564	(35,357,970)	92,194,563	3,048,762	3,457,308	—
Designer Brands Inc., Class A	68,207,635	15,968,270	(8,880,599)	2,262,215	(17,825,326)	59,732,195	4,421,332	—	—
DiamondRock Hospitality Co.	142,100,747	27,095,558	(14,868,083)	(667,966)	(1,491,686)	152,168,570	15,066,195	—	—
Diebold Nixdorf Inc.	73,710,332	12,711,630	(12,925,552)	454,896	(38,713,638)	35,237,668	5,235,909	—	—

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
Digi International Inc.	$42,013,666	$14,483,612	$(8,141,320)	$2,070,602	$3,474,498	$53,901,058	2,504,696	$—	$—
Dime Community Bancshares Inc.	70,475,156	19,608,008	(18,847,016)	2,058,303	7,615,459	80,909,910	2,340,466	2,225,705	—
Dine Brands Global Inc.	99,848,312	26,358,946	(16,035,722)	1,934,437	(15,791,187)	96,314,786	1,235,597	1,045,000	—
Diodes Inc.	223,876,550	76,078,842	(35,692,510)	16,002,229	118,012	280,383,123	3,223,165	—	—
Diversified Healthcare Trust	75,996,790	13,037,632	(9,303,170)	(2,171,118)	(22,608,236)	54,951,898	17,172,468	169,246	—
DMC Global Inc.	55,716,447	25,744,439	(8,961,242)	(1,116,113)	(29,304,359)	42,079,172	1,379,645	—	—
Domtar Corp.(c)(g)	N/A	153,558,062	(213,159,263)	59,601,201	—	N/A	N/A	—	—
Donnelley Financial Solutions Inc.	54,976,940	18,714,492	(14,272,000)	5,060,756	4,954,585	69,434,773	2,087,636	—	—
Dorman Products Inc.	195,919,848	47,054,647	(33,727,815)	8,129,670	(23,939,554)	193,436,796	2,035,534	—	—
Douglas Elliman Inc.	—	32,222,831	(1,301,436)	240,266	3,136,790	34,298,451	4,698,418	234,008	—
Dril-Quip Inc.	78,472,412	16,203,159	(12,105,626)	(2,178,101)	14,192,362	94,584,206	2,532,375	—	—
DSP Group Inc.(a)	21,123,901	3,489,913	(36,050,944)	13,149,026	(1,711,896)	—	—	—	—
DXP Enterprises Inc./TX	32,979,219	10,880,508	(6,656,700)	(1,093,393)	(2,854,411)	33,255,223	1,227,583	—	—
Eagle Bancorp. Inc.	107,742,162	10,088,804	—	—	7,084,158	124,915,124	2,191,109	2,926,354	—
Eagle Pharmaceuticals Inc./DE	32,325,501	9,401,644	(7,489,214)	(677,659)	6,696,082	40,256,354	813,424	—	—
Easterly Government Properties Inc.	109,680,067	24,841,825	(11,619,110)	1,689,169	749,096	125,341,047	5,929,094	3,161,908	—
Ebix Inc.	50,462,144	12,027,661	(7,921,181)	(1,603,970)	3,786,488	56,751,142	1,711,950	484,924	—
Echo Global Logistics Inc.(a)	55,528,357	5,958,770	(91,026,192)	40,575,263	(11,036,198)	—	—	—	—
Edgewell Personal Care Co.	143,193,323	36,871,656	(26,181,591)	(38,769)	(11,999,045)	141,845,574	3,868,164	2,232,205	—
eHealth Inc.	125,650,603	15,078,775	(17,062,843)	(20,835,926)	(81,654,036)	21,176,573	1,706,412	—	—
elf Beauty Inc.	68,727,165	38,328,670	(12,066,298)	854,803	(7,086,442)	88,757,898	3,436,233	—	—
Ellington Financial Inc.	—	77,344,107	(5,818,284)	118,844	(2,128,620)	69,516,047	3,916,397	5,196,621	—
Emergent BioSolutions Inc.	—	153,255,287	(8,860,990)	171,260	(3,929,637)	140,635,920	3,425,132	—	—
Employers Holdings Inc.	72,831,899	1,999,151	(662,204)	(64,131)	(3,441,284)	70,663,431	1,722,658	1,727,295	—
Enanta Pharmaceuticals Inc.	59,133,299	20,465,920	(12,485,341)	(322,814)	26,181,120	92,972,184	1,306,156	—	—
Encore Capital Group Inc.	84,146,154	25,462,921	(41,697,712)	8,441,094	35,258,453	111,610,910	1,779,227	—	—
Encore Wire Corp.	92,492,184	36,093,806	(26,017,909)	6,533,679	56,301,337	165,403,097	1,450,014	112,828	—
Endo International PLC	113,398,112	10,744,437	(4,358,183)	(1,873,083)	(79,081,345)	38,829,938	16,809,497	—	—
Enerpac Tool Group Corp.	104,181,448	22,030,218	(15,162,278)	246,137	(17,082,432)	94,213,093	4,303,933	160,176	—
Enova International Inc.	85,912,975	23,837,837	(22,683,406)	4,785,840	928,993	92,782,239	2,443,567	—	—
EnPro Industries Inc.	116,862,535	33,862,676	(22,367,213)	5,037,772	11,038,811	144,434,581	1,477,894	1,532,682	—
Ensign Group Inc. (The)	321,590,055	68,292,586	(43,131,801)	20,331,315	(29,827,286)	337,254,869	3,746,860	772,830	—
ePlus Inc.	89,775,142	22,840,253	(15,836,112)	4,431,339	6,644,053	107,854,675	1,923,915	—	—
ESCO Technologies Inc.	188,986,000	36,847,854	(26,315,473)	5,562,162	(75,070,666)	130,009,877	1,859,409	425,209	—

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/21		Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
Essential Properties Realty Trust Inc.(c)	$	N/A	$122,074,332	$(29,864,870)	$3,227,580	$4,597,375	$220,199,764	8,703,548	$6,757,933	$—
Ethan Allen Interiors Inc.		40,348,205	9,626,242	(6,633,904)	914,688	(3,180,642)	41,074,589	1,575,550	4,165,059	—
EVERTEC Inc.		148,584,548	43,401,584	(30,111,560)	10,705,109	2,440,274	175,019,955	4,276,080	809,320	—
ExlService Holdings Inc.		201,170,762	65,234,139	(44,840,205)	16,915,763	103,139,549	341,620,008	2,384,449	—	—
Exponent Inc.		336,492,998	88,210,152	(57,011,657)	25,496,519	9,977,872	403,165,884	3,731,290	2,997,052	—
Fabrinet		222,144,724	61,722,573	(40,431,780)	17,236,326	17,781,888	278,453,731	2,648,661	—	—
FARO Technologies Inc.		103,973,860	21,222,322	(14,042,396)	2,626,598	(45,870,634)	67,909,750	1,307,969	—	—
FB Financial Corp.(c)		N/A	33,794,786	(14,167,972)	2,411,880	22,993,541	113,334,609	2,551,432	1,065,244	—
Federal Signal Corp.		154,545,670	40,590,113	(26,024,908)	9,246,942	(30,509,867)	147,847,950	4,380,680	1,492,484	—
Ferro Corp.		92,683,163	29,225,356	(19,694,705)	3,750,428	23,085,050	129,049,292	5,936,030	—	—
First Bancorp./Puerto Rico		150,964,318	11,164,955	(6,846,045)	(899,949)	23,819,908	178,203,187	13,582,560	4,587,728	—
First Bancorp./Southern Pines NC		76,798,902	33,058,645	—	—	(7,132,753)	102,724,794	2,459,296	1,704,852	—
First Commonwealth Financial Corp.		85,042,838	3,798,922	—	—	4,214,383	93,056,143	6,138,268	2,747,639	—
First Financial Bancorp.		144,280,584	3,869,385	(2,248,565)	(511,888)	(5,229,381)	140,160,135	6,080,700	5,571,187	—
First Hawaiian Inc.		238,840,200	59,175,602	(47,835,590)	7,082,816	(2,969,873)	254,293,155	9,117,718	9,174,590	—
First Midwest Bancorp. Inc.(a)		153,647,885	8,019,526	(153,940,956)	—	(7,726,455)	—	—	3,061,046	—
Flagstar Bancorp. Inc.		140,902,638	27,543,269	(4,187,076)	75,332	(11,951,192)	152,382,971	3,593,938	791,220	—
FormFactor Inc.		233,777,793	49,980,907	(32,618,735)	9,784,619	(25,597,815)	235,326,769	5,599,019	—	—
Forward Air Corp.		162,962,353	43,960,674	(32,861,394)	7,795,090	6,845,477	188,702,200	1,929,865	1,616,598	—
Fossil Group Inc.		38,886,983	9,444,342	(6,039,230)	561,589	(9,985,757)	32,867,927	3,409,536	—	—
Four Corners Property Trust Inc.		138,556,484	34,344,225	(20,892,531)	2,267,901	(4,655,539)	149,620,540	5,533,304	6,140,722	—
Franklin BSP Realty Trust Inc.		—	53,768,631	(2,083,228)	(44,575)	(7,494,938)	44,145,890	3,157,789	1,975,216	—
Franklin Electric Co. Inc.		201,910,285	54,204,249	(33,326,322)	10,961,345	(1,882,030)	231,867,527	2,792,239	1,889,641	—
Franklin Street Properties Corp., Class C		35,158,005	2,822,210	(6,300,994)	2,044,933	6,276,359	40,000,513	6,779,748	62,222	—
GameStop Corp., Class A(a)		692,011,588	54,841,753	(607,214,810)	504,253,766	(643,892,297)	—	—	—	—
Gannett Co. Inc.		47,340,465	15,851,555	(7,893,606)	(2,666,088)	(6,687,003)	45,945,323	10,187,433	—	—
GCP Applied Technologies Inc.(c)		N/A	29,540,799	(13,469,043)	2,029,448	34,252,455	120,964,078	3,849,907	—	—
Genesco Inc.		45,293,862	14,671,897	(12,922,077)	2,937,555	12,537,279	62,518,516	982,841	—	—
Gentherm Inc.		162,735,333	42,923,883	(27,975,897)	8,513,580	(12,605,507)	173,591,392	2,376,662	—	—
Genworth Financial Inc., Class A		—	129,641,791	—	—	(15,298,726)	114,343,065	30,249,488	—	—
GEO Group Inc. (The)		57,084,834	6,257,091	—	—	(9,963,928)	53,377,997	8,075,340	821,529	—
Getty Realty Corp.		69,450,580	15,028,443	(5,294,850)	840,727	308,006	80,332,906	2,806,880	3,050,130	—

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
Gibraltar Industries Inc.	$198,668,118	$36,136,806	$(25,011,705)	$4,957,300	$(114,327,191)	$100,423,328	2,338,145	$—	$—
G-III Apparel Group Ltd.	87,531,081	21,586,421	(15,188,876)	524,433	(9,840,091)	84,612,968	3,128,021	—	—
Glatfelter Corp.	50,692,210	11,368,234	(7,910,611)	(1,073,585)	(13,869,135)	39,207,113	3,166,972	1,717,375	—
Glaukos Corp.	256,141,435	44,598,464	(29,607,141)	1,441,829	(78,664,867)	193,909,720	3,353,679	—	—
Global Net Lease Inc.	109,161,268	39,080,223	(16,177,869)	574,167	(16,033,721)	116,604,068	7,412,846	5,069,651	—
Glu Mobile Inc.(a)	125,000,504	1,481,285	(126,679,997)	53,344,406	(53,146,198)	—	—	—	—
GMS Inc.	119,173,079	35,982,953	(23,375,934)	7,532,374	13,959,568	153,272,040	3,079,607	—	—
Golden Entertainment Inc.	—	80,733,768	(897,754)	54,364	4,641,366	84,531,744	1,455,687	—	—
Granite Construction Inc.	122,479,905	29,438,237	(20,542,653)	3,543,790	(27,369,752)	107,549,527	3,278,949	1,639,208	—
Granite Point Mortgage Trust Inc.	43,827,162	6,100,754	(3,708,675)	(497,201)	(2,716,296)	43,005,744	3,867,423	3,725,959	—
Great Western Bancorp. Inc.(a)	102,117,283	16,377,767	(118,602,488)	(15,724,918)	15,832,356	—	—	389,037	—
Green Dot Corp., Class A	153,000,004	11,925,625	(467,997)	(124,692)	(65,245,666)	99,087,274	3,605,796	—	—
Green Plains Inc.(c)	N/A	19,064,946	—	—	27,600,405	85,196,657	2,747,393	—	—
Greenbrier Companies Inc. (The)	103,512,379	24,322,970	(17,590,420)	2,012,313	8,023,244	120,280,486	2,335,090	2,392,362	—
Greenhill & Co. Inc.(c)	N/A	4,291,645	(4,112,426)	(734,634)	(2,853,772)	14,881,274	961,944	245,365	—
Griffon Corp.	82,001,397	22,317,449	(12,932,178)	2,560,297	(26,143,492)	67,803,473	3,385,096	1,076,261	—
Group 1 Automotive Inc.	178,904,511	59,645,604	(41,861,940)	12,203,300	(2,230,144)	206,661,331	1,231,373	1,654,738	—
Hanger Inc.	57,995,592	12,515,793	(11,176,384)	(312,586)	(10,911,297)	48,111,118	2,624,720	—	—
Hanmi Financial Corp.	36,077,883	3,748,205	—	—	9,047,157	48,873,245	1,985,910	1,264,093	—
Harmonic Inc.	52,699,782	16,052,993	(9,190,809)	2,772,619	6,395,910	68,730,495	7,398,331	—	—
Harsco Corp.	90,318,160	23,055,811	(16,314,601)	(368,586)	(27,300,266)	69,390,518	5,669,160	—	—
Haverty Furniture Companies Inc.	41,581,358	8,345,125	(10,254,135)	1,030,344	(11,599,515)	29,103,177	1,061,385	3,186,360	—
Hawaiian Holdings Inc.	86,224,377	22,237,727	(12,292,410)	(3,881,796)	(20,073,726)	72,214,172	3,665,694	—	—
Hawkins Inc.	42,429,515	11,133,838	(7,831,210)	2,035,981	13,850,239	61,618,363	1,342,448	668,430	—
Haynes International Inc.	25,297,235	7,867,883	(6,176,357)	614,117	10,376,044	37,978,922	891,524	764,939	—
HB Fuller Co.	218,435,976	60,521,138	(37,372,738)	7,684,748	620,169	249,889,293	3,782,190	2,365,012	—
HCI Group Inc.(c)	N/A	20,289,864	(5,570,385)	1,990,649	4,397,515	39,375,177	577,518	743,353	—
Healthcare Services Group Inc.	—	140,440,364	(8,236,047)	(1,479,509)	(31,670,162)	99,054,646	5,334,122	2,184,659	—
HealthStream Inc.	37,721,805	9,926,136	(7,147,266)	331,228	(5,057,914)	35,773,989	1,795,883	—	—
Heidrick & Struggles International Inc.	46,298,907	14,374,838	(9,562,941)	2,490,063	1,903,434	55,504,301	1,402,332	795,893	—
Helix Energy Solutions Group Inc.	47,739,564	9,830,758	(7,164,536)	(2,616,514)	738,555	48,527,827	10,152,265	—	—
Helmerich & Payne Inc.	193,816,114	52,286,011	(42,910,481)	6,780,563	113,186,245	323,158,452	7,553,961	7,325,091	—
Heritage Financial Corp./WA	61,686,411	3,204,708	(945,740)	(401,151)	(6,750,399)	56,793,829	2,266,314	1,844,289	—
Hersha Hospitality Trust	25,703,682	5,493,293	(6,075,612)	(2,380,020)	(1,195,266)	21,546,077	2,372,916	—	—

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
Heska Corp.	$111,058,940	$42,457,700	$(19,822,866)	$5,056,967	$(32,781,522)	$105,969,219	766,338	$—	$—
Hibbett Inc.(h)	76,298,155	19,180,047	(30,041,017)	6,249,092	(30,844,082)	40,842,195	921,114	1,069,877	—
Hillenbrand Inc.	238,675,859	56,142,333	(44,514,474)	6,080,798	(26,132,799)	230,251,717	5,212,853	4,421,272	—
Hilltop Holdings Inc.(c)	N/A	—	—	—	(15,230,528)	115,984,411	3,945,048	2,011,974	—
HMS Holdings Corp.(a)	218,134,160	—	(218,281,648)	73,782,058	(73,634,570)	—	—	—	—
HNI Corp.	113,338,174	30,603,185	(19,843,109)	430,109	(8,746,220)	115,782,139	3,125,024	3,669,868	—
HomeStreet Inc.	60,877,328	1,683,813	(5,398,636)	1,162,384	3,114,036	61,438,925	1,296,727	1,492,248	—
Hope Bancorp Inc.	117,392,308	1,106,495	(1,313,385)	(313,631)	8,241,773	125,113,560	7,780,694	4,383,268	—
Horace Mann Educators Corp.	109,561,159	5,983,565	—	—	(3,018,008)	112,526,716	2,690,096	3,297,717	—
Hostess Brands Inc.	—	209,898,493	(6,379,106)	(18,688)	13,627,019	217,127,718	9,896,432	—	—
Hub Group Inc., Class A	151,452,595	41,889,385	(27,228,719)	7,049,642	14,114,816	187,277,719	2,425,563	—	—
Ichor Holdings Ltd.	100,730,117	21,839,167	(15,009,220)	3,445,419	(38,575,739)	72,429,744	2,033,401	—	—
Independence Realty Trust Inc.	103,142,321	248,959,472	(24,006,964)	12,532,312	77,151,801	417,778,942	15,801,019	924,581	—
Independent Bank Corp.	173,702,997	90,871,928	—	—	(6,066,512)	258,508,413	3,164,505	5,084,037	—
Independent Bank Group Inc.	176,778,504	43,889,310	(30,108,373)	6,278,096	(9,524,990)	187,312,547	2,632,273	3,494,876	—
Industrial Logistics Properties Trust	100,624,266	26,669,182	(18,956,261)	1,297,287	(3,235,323)	106,399,151	4,693,390	5,433,437	—
Innospec Inc.	168,374,118	37,526,691	(25,213,946)	5,275,494	(22,354,040)	163,608,317	1,767,783	1,923,140	—
Innovative Industrial Properties Inc.	287,319,168	107,715,940	(55,143,259)	19,095,555	17,873,327	376,860,731	1,834,765	10,353,431	—
Innoviva Inc.(c)	N/A	17,506,149	(12,158,568)	1,823,710	29,291,633	86,614,896	4,476,222	—	—
Inogen Inc.	64,391,411	13,502,858	(3,908,574)	270,819	(26,955,766)	47,300,748	1,458,999	—	—
Insight Enterprises Inc.	223,263,239	56,498,132	(39,977,581)	15,347,855	12,593,871	267,725,516	2,494,647	—	—
Installed Building Products Inc.	166,389,411	48,380,539	(26,143,715)	11,282,754	(58,087,201)	141,821,788	1,678,563	3,424,701	—
Insteel Industries Inc.	39,879,389	12,034,947	(7,994,792)	1,847,192	5,634,790	51,401,526	1,389,606	2,794,777	—
Integer Holdings Corp.	202,318,465	46,545,743	(32,260,216)	10,291,659	(36,625,890)	190,269,761	2,361,546	—	—
InterDigital Inc.	—	180,771,264	(24,466,010)	(526,594)	(15,770,134)	140,008,526	2,194,491	2,907,148	—
Interface Inc.	48,998,040	13,889,856	(9,391,838)	326,543	3,324,944	57,147,545	4,211,315	161,676	—
Invacare Corp.(a)	18,392,883	1,812,662	(11,076,190)	(15,934,312)	6,804,957	—	—	—	—
Invesco Mortgage Capital Inc.	61,695,382	25,099,834	(6,284,604)	(5,439,288)	(23,934,547)	51,136,777	22,428,411	19,230	—
Investors Bancorp . Inc.(c)	N/A	84,896,235	(21,191,684)	1,414,677	25,417,204	241,223,189	16,156,945	8,177,731	—
iRobot Corp.	229,648,306	35,762,074	(32,173,682)	2,302,187	(113,252,902)	122,285,983	1,928,801	—	—
iStar Inc.	87,266,231	9,987,035	(8,031,792)	5,600,150	21,581,207	116,402,831	4,972,355	613,947	—
Itron Inc.	262,027,858	57,349,286	(37,773,957)	6,278,129	(117,295,205)	170,586,111	3,238,157	—	—
J&J Snack Foods Corp.	156,939,080	38,836,505	(28,184,114)	3,453,946	(5,628,785)	165,416,632	1,066,516	2,616,766	—
Jack in the Box Inc.	—	143,447,521	(7,421,761)	96,599	4,888,069	141,010,428	1,509,586	681,210	—
James River Group Holdings Ltd.	88,942,485	23,451,097	(2,869,381)	(838,252)	(46,511,608)	62,174,341	2,513,110	2,350,851	—

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
John B Sanfilippo & Son Inc.	$53,481,056	$12,947,225	$(8,936,797)	$839,370	$(5,087,206)	$53,243,648	638,107	$1,766,580	$—
John Bean Technologies Corp.	282,009,033	73,807,275	(50,111,298)	14,118,159	(50,372,869)	269,450,300	2,274,418	865,156	—
Joint Corp. (The)	—	83,619,853	(9,082,086)	(416,083)	(37,354,093)	36,767,591	1,038,926	—	—
Kaiser Aluminum Corp.	116,400,700	28,539,682	(20,107,839)	2,891,108	(20,849,132)	106,874,519	1,135,031	3,136,412	—
Kaman Corp.	94,907,375	20,537,011	(14,178,505)	(1,742,089)	(12,607,228)	86,916,564	1,999,001	1,530,451	—
KAR Auction Services Inc.	—	132,156,397	(6,041,697)	238,749	30,064,782	156,418,231	8,665,830	—	—
Kite Realty Group Trust(a)	100,366,044	(4,260,332)	(110,186,184)	16,912,011	(2,831,539)	—	—	(777,395)	—
KKR Real Estate Finance Trust Inc.(c)(g)	N/A	36,412,810	(7,540,456)	640,941	—	N/A	N/A	4,647,972	—
Knowles Corp.	127,836,869	33,386,534	(23,276,221)	4,327,481	(867,948)	141,406,715	6,567,892	—	—
Kontoor Brands Inc.	152,179,452	41,860,606	(27,449,386)	4,523,040	(30,402,474)	140,711,238	3,402,932	5,596,788	—
Koppers Holdings Inc.	49,101,211	11,156,728	(7,220,501)	(217,004)	(10,692,185)	42,128,249	1,530,823	76,095	—
Korn Ferry	224,480,358	66,328,296	(44,199,603)	12,825,796	(6,447,245)	252,987,602	3,895,713	1,800,422	—
Kraton Corp.(a)	77,819,319	21,944,847	(121,019,647)	33,148,398	(11,892,917)	—	—	—	—
Kulicke & Soffa Industries Inc.	203,202,987	57,928,029	(39,538,835)	18,073,965	10,203,557	249,869,703	4,460,366	2,650,418	—
Lakeland Financial Corp.	—	123,744,814	—	—	7,883,676	131,628,490	1,803,130	1,240,689	—
Lannett Co. Inc.(a)	12,192,924	311,979	(10,659,699)	(2,283,315)	438,111	—	—	—	—
Lantheus Holdings Inc.	95,493,683	31,840,297	(20,297,654)	6,172,766	154,836,774	268,045,866	4,846,246	—	—
Laredo Petroleum Inc.(c)	N/A	37,430,417	(8,034,221)	(869,076)	(1,495,177)	81,468,140	1,029,418	—	—
La-Z-Boy Inc.	131,020,172	27,094,875	(24,711,658)	146,693	(50,694,223)	82,855,859	3,142,050	1,959,632	—
LCI Industries	221,828,666	57,117,575	(37,383,334)	9,763,132	(63,512,364)	187,813,675	1,809,206	6,217,353	—
LeMaitre Vascular Inc.	54,868,378	22,370,067	(8,888,715)	1,836,371	(6,266,337)	63,919,764	1,375,506	564,127	—
LendingTree Inc.	—	128,848,888	(7,221,788)	(736,806)	(22,681,433)	98,208,861	820,664	—	—
LGI Homes Inc.	218,806,787	52,236,737	(43,162,927)	14,098,556	(92,753,710)	149,225,443	1,527,697	—	—
Ligand Pharmaceuticals Inc.	—	178,559,660	(13,522,506)	(322,379)	(30,224,768)	134,490,007	1,195,573	—	—
Lindsay Corp.	120,605,054	27,864,190	(18,503,093)	4,879,408	(11,542,937)	123,302,622	785,317	972,489	—
Liquidity Services Inc.	32,901,074	9,979,656	(7,075,019)	2,723,856	(5,835,212)	32,694,355	1,909,717	—	—
Livent Corp.	169,250,417	74,770,741	(35,676,972)	11,497,796	81,739,167	301,581,149	11,568,130	—	—
LivePerson Inc.	221,604,883	54,253,119	(30,089,915)	13,135,344	(141,038,201)	117,865,230	4,826,586	—	—
LL Flooring Holdings Inc.(i)	48,622,800	8,644,046	(5,923,374)	303,813	(22,347,252)	29,300,033	2,089,874	—	—
Loyalty Ventures Inc.	—	70,918,743	(2,526,476)	(626,247)	(44,099,143)	23,666,877	1,431,753	—	—
LTC Properties Inc.	109,067,970	20,679,231	(17,238,419)	(913,985)	(3,209,958)	108,384,839	2,817,386	2,795,457	—
Luminex Corp.(a)	92,423,168	5,594,296	(113,680,460)	41,298,106	(25,635,110)	—	—	(567,429)	—
LXP Industrial Trust(j)	205,538,877	61,891,654	(39,784,462)	8,505,726	81,759,358	317,911,153	20,249,118	5,417,378	—
Lydall Inc.(a)	38,392,476	7,297,192	(78,295,254)	32,662,097	(56,511)	—	—	—	—
M/I Homes Inc.	114,696,514	28,702,820	(19,878,497)	5,710,148	(36,885,326)	92,345,659	2,082,202	—	—
Macy’s Inc.(a)	311,179,571	12,179,786	(488,847,968)	380,389,933	(214,901,322)	—	—	5,891,122	—
Magellan Health Inc.(a)	142,339,065	12,294,659	(157,353,803)	35,550,551	(32,830,472)	—	—	—	—

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
ManTech International Corp./VA, Class A	$158,367,339	$35,840,059	$(24,212,417)	$6,976,558	$(7,057,952)	$169,913,587	1,971,384	$2,918,672	$—
Marcus Corp. (The)	31,243,790	7,086,828	(6,465,425)	(3,809,469)	(104,362)	27,951,362	1,579,173	—	—
MarineMax Inc.	72,828,952	19,379,790	(14,321,726)	4,589,720	(19,415,928)	63,060,808	1,566,339	—	—
Marten Transport Ltd.(c)	N/A	17,268,773	(10,967,691)	3,010,074	17,015,799	76,128,648	4,286,523	2,721,312	—
Matador Resources Co.	171,558,770	68,198,199	(43,737,698)	17,529,173	204,857,662	418,406,106	7,897,435	1,130,058	—
Materion Corp.	89,936,963	26,852,554	(17,810,540)	5,522,732	20,866,033	125,367,742	1,462,185	665,325	—
Matrix Service Co.(a)	23,439,657	3,012,578	(15,397,698)	(19,659,241)	8,604,704	—	—	—	—
Matson Inc.	193,107,105	56,958,933	(45,924,596)	14,076,301	144,789,112	363,006,855	3,009,508	3,292,618	—
Matthews International Corp., Class A	83,592,643	18,714,416	(13,377,534)	(2,127,259)	(13,728,403)	73,073,863	2,258,154	1,872,588	—
MaxLinear Inc.	154,093,913	66,090,522	(33,533,800)	12,486,825	95,986,687	295,124,147	5,057,826	—	—
MDC Holdings Inc.	219,124,640	46,765,907	(28,228,798)	10,579,268	(95,233,880)	153,007,137	4,043,529	6,840,884	—
Medifast Inc.	166,232,311	43,548,597	(33,848,700)	11,636,878	(45,667,984)	141,901,102	830,900	4,743,388	—
MEDNAX Inc.	145,300,772	38,783,758	(27,797,919)	3,267,693	(16,380,543)	143,173,761	6,097,690	—	—
Meredith Corp.(a)	80,610,202	(55,587,557)	(246,933,252)	260,034,932	(38,124,325)	—	—	(142,326,553)	—
Meridian Bioscience Inc.	75,571,387	15,278,650	(10,720,196)	1,979,348	(1,317,360)	80,791,829	3,112,166	—	—
Merit Medical Systems Inc.	195,604,667	54,289,981	(29,859,405)	11,770,654	9,914,280	241,720,177	3,633,797	—	—
Meritage Homes Corp.	229,830,701	65,180,233	(45,770,106)	13,585,699	(51,193,135)	211,633,392	2,671,127	—	—
Meritor Inc.	142,164,413	31,924,918	(23,888,952)	(1,790,805)	31,806,436	180,216,010	5,066,517	—	—
Mesa Laboratories Inc.	79,217,611	28,437,113	(13,074,438)	968,842	310,475	95,859,603	376,097	220,075	—
Meta Financial Group Inc.	94,232,974	4,940,471	(6,157,338)	1,514,880	18,426,053	112,957,040	2,056,756	411,706	—
Methode Electronics Inc.	107,524,717	29,353,449	(24,268,155)	3,431,150	(712,657)	115,328,504	2,666,555	1,373,946	—
MicroStrategy Inc., Class A(a)	344,894,886	32,704,875	(344,781,128)	204,851,318	(237,669,951)	—	—	—	—
Middlesex Water Co.	—	107,600,470	(2,947,428)	219,128	16,521,775	121,393,945	1,154,264	985,622	—
ModivCare Inc.	123,461,279	27,497,028	(20,172,169)	6,891,498	(35,952,466)	101,725,170	881,577	—	—
Monro Inc.	146,529,428	31,827,743	(22,004,190)	(909,577)	(49,011,530)	106,431,874	2,400,358	2,335,176	—
Moog Inc., Class A	162,716,568	38,065,278	(28,181,028)	3,452,744	6,384,741	182,438,303	2,077,885	2,009,347	—
Motorcar Parts of America Inc.	28,952,145	5,598,961	(4,075,715)	(910,918)	(5,148,749)	24,415,724	1,369,362	—	—
Movado Group Inc.	31,485,131	10,143,428	(7,819,660)	2,130,690	9,836,110	45,775,699	1,172,233	959,111	—
Mr Cooper Group Inc.(c)	N/A	—	—	—	100,245,178	191,220,336	4,187,001	—	—
MTS Systems Corp.(a)	75,509,262	227,963	(76,126,475)	10,162,998	(9,773,748)	—	—	—	—
Mueller Industries Inc.	157,421,393	47,552,406	(29,879,488)	6,835,544	40,545,956	222,475,811	4,106,993	2,526,832	—
Myers Industries Inc.	47,393,826	11,036,763	(7,300,516)	789,400	3,751,222	55,670,695	2,577,347	1,332,241	—
MYR Group Inc.	80,199,303	27,129,611	(17,610,238)	7,003,938	17,097,854	113,820,468	1,210,341	—	—
Myriad Genetics Inc.	152,649,199	40,512,750	(21,395,718)	5,526,754	(33,344,310)	143,948,675	5,712,249	—	—

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
Nabors Industries Ltd.	$40,512,818	$18,730,929	$(7,529,034)	$366,528	$32,838,715	$84,919,956	556,050	$—	$—
National Bank Holdings Corp., Class A	77,243,112	2,893,384	(27,457)	3,158	1,154,717	81,266,914	2,017,550	1,795,884	—
National Presto Industries Inc.(c)	N/A	7,300,915	(5,983,319)	(740,342)	(6,460,200)	27,917,614	362,802	1,609,942	—
National Storage Affiliates Trust(a)	170,931,785	4,719,670	(189,821,533)	65,609,663	(51,439,585)	—	—	270,506	—
Natus Medical Inc.	57,823,666	14,504,628	(9,754,741)	(1,151,424)	2,819,016	64,241,145	2,444,488	—	—
NBT Bancorp. Inc.	110,425,165	3,505,142	—	—	(10,677,776)	103,252,531	2,857,806	3,112,879	—
Neenah Inc.	57,631,250	12,945,636	(9,663,039)	(2,749,447)	(10,892,615)	47,271,785	1,191,926	2,153,964	—
Nektar Therapeutics	—	184,967,624	(4,926,273)	(1,012,429)	(107,833,344)	71,195,578	13,208,827	—	—
NeoGenomics Inc.	375,932,642	80,918,321	(42,693,438)	10,221,758	(317,378,303)	107,000,980	8,806,665	—	—
NETGEAR Inc.	83,787,405	16,177,424	(14,470,539)	(563,891)	(33,232,167)	51,698,232	2,094,742	—	—
NetScout Systems Inc.	—	185,787,969	(11,063,671)	(133,503)	(5,185,105)	169,405,690	5,280,726	—	—
New York Mortgage Trust Inc.	112,617,153	17,164,389	(17,570,513)	736,999	(13,883,444)	99,064,584	27,140,982	1,180,149	—
NexPoint Residential Trust Inc.	62,272,706	(655,076)	—	—	60,401,204	122,018,834	1,351,111	(91,197)	—
NextGen Healthcare Inc.	67,093,605	16,746,807	(11,663,574)	1,144,340	10,739,280	84,060,458	4,020,108	—	—
NIC Inc.(a)	151,962,766	610,653	(152,893,500)	63,348,270	(63,028,189)	—	—	—	—
NMI Holdings Inc., Class A	134,559,235	31,852,272	(21,612,415)	3,865,277	(22,177,392)	126,486,977	6,134,189	—	—
Northfield Bancorp. Inc.	49,776,905	4,255,629	(5,037,266)	456,109	(5,322,379)	44,128,998	3,073,050	1,593,966	—
Northwest Bancshares Inc.	112,987,382	5,026,245	—	—	(7,393,598)	110,620,029	8,188,011	6,421,544	—
Northwest Natural Holding Co.	110,005,183	26,308,465	(18,190,641)	(1,942,349)	(2,146,333)	114,034,325	2,204,840	3,989,331	—
NOW Inc.	74,091,738	17,241,729	(11,666,860)	345,349	7,521,981	87,533,937	7,935,987	—	—
NV5 Global Inc.	—	112,928,898	(4,379,225)	(115,741)	4,662,987	113,096,919	848,439	—	—
Oceaneering International Inc.	75,674,915	22,501,995	(15,490,975)	2,609,811	22,953,051	108,248,797	7,140,422	—	—
ODP Corp. (The)	154,361,837	34,648,265	(46,682,588)	8,388,427	(243,723)	150,472,218	3,283,269	—	—
Office Properties Income Trust	88,803,930	21,479,530	(15,181,345)	(8,819,201)	3,151,761	89,434,675	3,475,891	7,189,472	—
OFG Bancorp.	71,750,572	5,278,917	(3,090,156)	20,332	12,702,519	86,662,184	3,253,085	1,527,885	—
O-I Glass Inc.	154,497,089	37,092,001	(28,311,932)	(1,385,964)	(15,165,516)	146,725,678	11,132,449	—	—
Oil States International Inc.	24,561,571	6,296,468	(4,407,409)	(5,402,552)	9,484,377	30,532,455	4,393,159	—	—
Old National Bancorp./IN(a)	198,693,145	165,025,492	(339,003,458)	3,388,018	(28,103,197)	—	—	4,438,034	—
Olympic Steel Inc.	18,066,574	4,094,591	(2,641,880)	715,172	5,479,514	25,713,971	668,590	96,330	—
Omnicell Inc.	372,592,744	109,500,989	(64,880,799)	31,262,631	(41,045,639)	407,429,926	3,146,420	—	—
OneSpan Inc.	55,467,069	10,809,242	(7,327,831)	811,175	(24,180,087)	35,579,568	2,463,959	—	—
Onto Innovation Inc.	213,873,237	64,524,573	(40,734,499)	18,942,130	49,959,336	306,564,777	3,528,194	—	—
OptimizeRx Corp.	—	112,619,823	(4,933,531)	(1,171,655)	(58,551,326)	47,963,311	1,271,899	—	—
OraSure Technologies Inc.	56,072,494	11,100,922	(8,026,653)	(1,711,611)	(22,341,723)	35,093,429	5,176,022	—	—
Orion Office REIT Inc.	—	90,595,725	(5,446,426)	(439,224)	(27,970,973)	56,739,102	4,052,793	405,753	—
Orthofix Medical Inc.	56,350,752	11,738,651	(7,805,765)	(1,685,110)	(12,362,298)	46,236,230	1,413,952	—	—

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
OSI Systems Inc.	$106,643,515	$22,147,678	$(16,225,545)	$1,186,435	$(13,974,079)	$99,778,004	1,172,204	$—	$—
Owens & Minor Inc.	184,155,891	52,846,019	(32,603,317)	16,359,676	17,040,676	237,798,945	5,402,066	37,824	—
Oxford Industries Inc.	98,571,120	25,542,502	(24,124,588)	3,992,670	(1,160,672)	102,821,032	1,136,144	1,803,956	—
Pacific Premier Bancorp. Inc.	269,062,234	14,780,516	(3,090,715)	(463,231)	(52,269,038)	228,019,766	6,450,347	8,304,454	—
Pacira BioSciences Inc.	204,811,531	43,267,928	(27,363,494)	3,830,945	18,571,442	243,118,352	3,185,513	—	—
Palomar Holdings Inc.	97,143,239	38,547,609	(16,449,984)	(2,333,301)	(6,361,638)	110,545,925	1,727,550	—	—
Park Aerospace Corp.	16,743,024	4,185,712	(2,412,495)	(182,948)	(100,786)	18,232,507	1,397,127	532,028	—
Park National Corp.	122,257,934	30,034,108	(18,574,987)	3,566,440	(1,609,077)	135,674,418	1,032,687	4,228,004	—
Patrick Industries Inc.	125,321,705	29,255,655	(18,395,369)	4,060,049	(43,283,559)	96,958,481	1,607,935	1,868,364	—
Patterson-UTI Energy Inc.	89,317,738	44,479,481	(19,070,590)	7,329,889	116,078,266	238,134,784	15,383,384	1,374,798	—
PBF Energy Inc., Class A	90,719,838	23,163,318	(16,508,744)	3,263,445	65,422,613	166,060,470	6,814,135	—	—
PDC Energy Inc.(a)	228,790,444	60,972,750	(449,625,497)	118,132,249	41,730,054	—	—	5,875,097	—
PDF Solutions Inc.	34,795,816	12,690,109	(7,829,296)	1,997,803	17,944,476	59,598,908	2,138,461	—	—
Pennant Group Inc. (The)	77,734,691	12,375,736	(6,776,238)	2,177,962	(49,512,824)	35,999,327	1,932,331	—	—
Perdoceo Education Corp.	55,974,032	13,540,108	(9,781,350)	177,260	(2,303,938)	57,606,112	5,017,954	—	—
Perficient Inc.	129,214,182	56,429,325	(37,276,569)	17,260,521	93,984,467	259,611,926	2,358,179	—	—
PetMed Express Inc.	47,738,173	10,060,543	(6,069,575)	1,174,933	(13,937,354)	38,966,720	1,510,338	1,664,403	—
PGT Innovations Inc.	100,106,125	22,162,582	(15,487,610)	3,399,002	(33,456,958)	76,723,141	4,267,138	—	—
Phibro Animal Health Corp., Class A	33,060,487	7,510,100	(5,200,989)	(972,511)	(5,266,695)	29,130,392	1,460,170	667,878	—
Photronics Inc.	54,358,680	16,520,774	(13,431,898)	2,962,614	14,083,124	74,493,294	4,389,705	—	—
Piper Sandler Cos.	100,793,570	39,624,729	(26,098,509)	8,634,501	9,435,484	132,389,775	1,008,684	9,506,764	—
Pitney Bowes Inc.(g)	88,112,825	—	(20,495,541)	1,394,413	(19,316,995)	N/A	N/A	1,858,791	—
Plantronics Inc.	97,572,545	28,613,256	(12,588,590)	3,497,916	3,573,244	120,668,371	3,062,649	—	—
Plexus Corp.	176,415,823	41,925,411	(33,151,902)	8,750,765	(29,532,349)	164,407,748	2,009,629	—	—
Powell Industries Inc.	20,194,412	3,982,068	(2,616,753)	(256,047)	(8,744,494)	12,559,186	646,714	633,218	—
Power Integrations Inc.(a)	326,156,129	63,306,198	(412,121,636)	179,270,159	(156,610,850)	—	—	1,664,614	—
PRA Group Inc.	112,598,939	32,305,511	(28,337,631)	3,640,283	20,830,997	141,038,099	3,128,618	—	—
Preferred Bank/Los Angeles CA(g)	55,460,504	203,828	(16,710,463)	42,057	(1,908,737)	N/A	N/A	1,264,218	—
Prestige Consumer Healthcare Inc.	146,432,967	45,304,966	(28,962,414)	3,729,347	23,720,677	190,225,543	3,593,229	—	—
PriceSmart Inc.	150,652,521	32,143,475	(19,604,176)	238,671	(27,611,934)	135,818,557	1,722,056	1,263,965	—
ProAssurance Corp.	89,093,540	3,163,223	—	—	666,779	92,923,542	3,456,977	686,206	—

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
Progress Software Corp.	$129,785,075	$34,644,815	$(24,308,374)	$5,475,870	$3,319,606	$148,916,992	3,162,391	$2,095,702	$—
ProPetro Holding Corp.	58,130,526	14,625,610	(8,510,038)	(1,034,910)	21,543,069	84,754,257	6,084,297	—	—
Proto Labs Inc.	224,020,365	31,037,869	(23,454,859)	(12,466,404)	(114,705,335)	104,431,636	1,974,133	—	—
Provident Financial Services Inc.	107,090,491	10,335,754	(2,376,568)	(386,009)	5,272,728	119,936,396	5,125,487	4,627,588	—
Quaker Chemical Corp.(c)	N/A	49,817,821	(31,295,299)	9,826,273	(2,766,849)	165,876,863	959,880	1,459,694	—
Quanex Building Products Corp.	58,878,219	12,913,946	(9,376,141)	917,039	(13,059,368)	50,273,695	2,395,126	738,664	—
QuinStreet Inc.	66,418,697	13,661,173	(8,717,413)	2,841,905	(32,611,425)	41,592,937	3,585,598	—	—
Rambus Inc.	144,699,890	44,417,840	(33,669,060)	12,194,088	82,052,753	249,695,511	7,829,900	—	—
Range Resources Corp.(a)	178,037,488	65,932,840	(475,631,945)	309,081,305	(77,419,688)	—	—	—	—
Ranger Oil Corp.(k)	13,757,338	17,893,516	(4,935,672)	(2,123,682)	27,680,014	52,271,514	1,513,800	—	—
Raven Industries Inc.(a)	91,702,149	16,100,945	(155,408,635)	68,830,775	(21,225,234)	—	—	—	—
Rayonier Advanced Materials Inc.	38,379,152	6,926,835	(4,667,349)	(2,125,944)	(8,437,402)	30,075,292	4,577,670	—	—
RE/MAX Holdings Inc., Class A	48,781,285	6,341,977	(3,966,052)	(667,831)	(13,422,937)	37,066,442	1,336,691	485,939	—
Ready Capital Corp.(g)	52,226,909	25,378,621	(11,136,384)	1,852,874	2,967,073	N/A	N/A	7,364,001	—
Realogy Holdings Corp.	116,415,788	32,801,795	(21,524,338)	6,975,073	(3,897,651)	130,770,667	8,339,966	—	—
Red Robin Gourmet Burgers Inc.	41,455,842	5,629,684	(3,847,299)	(1,077,701)	(23,123,377)	19,037,149	1,129,131	—	—
Redwood Trust Inc.	77,909,585	28,080,855	(14,311,752)	1,925,149	(7,185,443)	86,418,394	8,206,875	5,621,086	—
REGENXBIO Inc.	79,317,416	26,441,898	(12,736,057)	(2,963,000)	(649,384)	89,410,873	2,693,910	—	—
Renasant Corp.	146,346,660	5,394,108	—	—	(29,081,725)	122,659,043	3,666,937	3,206,325	—
Renewable Energy Group Inc.	159,798,771	90,153,785	(23,255,956)	9,611,058	(18,031,886)	218,275,772	3,598,941	—	—
Rent-A-Center Inc./TX	188,216,886	84,824,237	(28,911,209)	11,633,887	(146,764,328)	108,999,473	4,327,093	4,898,894	—
Resideo Technologies Inc.	269,530,029	63,106,167	(41,952,031)	13,191,504	(57,541,766)	246,333,903	10,337,134	—	—
Resources Connection Inc.	27,882,489	8,386,050	(6,005,663)	518,807	6,730,304	37,511,987	2,188,564	1,168,763	—
Retail Opportunity Investments Corp.	124,886,950	27,425,386	(16,099,938)	3,148,231	26,128,968	165,489,597	8,534,791	3,829,382	—
Retail Properties of America Inc., Class A(a)	149,916,023	17,728,262	(206,090,634)	80,141,322	(41,694,973)	—	—	1,456,754	—
REX American Resources Corp.	29,976,809	7,692,580	(6,043,587)	604,006	4,908,542	37,138,350	372,875	—	—
Rogers Corp.	234,593,790	70,470,712	(46,229,453)	19,025,754	86,510,090	364,370,893	1,341,078	—	—
RPT Realty	61,741,735	16,966,243	(10,500,926)	2,535,032	12,577,556	83,319,640	6,050,809	773,099	—
Ruth’s Hospitality Group Inc.	52,674,064	11,542,344	(8,296,837)	1,839,685	(5,789,212)	51,970,044	2,271,418	267,355	—
S&T Bancorp. Inc.	80,889,971	3,643,581	(4,771,891)	(1,911,163)	(7,726,967)	70,123,531	2,370,640	2,813,647	—
Safety Insurance Group Inc.	76,384,673	4,493,181	(871,016)	(87,649)	6,308,817	86,228,006	949,125	3,383,742	—

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
Saia Inc.(a)	$404,669,514	$30,383,724	$(451,402,669)	$279,029,228	$(262,679,797)	$—	—	$—	$—
Sally Beauty Holdings Inc.	151,369,528	34,804,337	(27,736,495)	5,560,262	(40,913,539)	123,084,093	7,874,862	—	—
Sanmina Corp.	179,079,109	41,866,523	(32,846,691)	6,451,453	(10,821,001)	183,729,393	4,545,507	—	—
ScanSource Inc.	50,908,920	13,655,439	(8,634,597)	142,314	7,898,037	63,970,113	1,838,750	—	—
Schweitzer-Mauduit International Inc.	102,654,734	18,506,136	(13,246,914)	(865,381)	(45,025,817)	62,022,758	2,255,373	3,774,214	—
Seacoast Banking Corp. of Florida	126,008,111	29,986,542	(4,889,719)	2,226,835	(6,776,221)	146,555,548	4,184,910	1,954,450	—
SEACOR Holdings Inc.(a)	52,804,380	—	(53,776,240)	(2,541,659)	3,513,519	—	—	—	—
Select Medical Holdings Corp.	245,183,911	55,583,879	(44,853,900)	10,392,561	(84,478,132)	181,828,319	7,579,338	3,635,569	—
Selectquote Inc.	—	154,497,008	(7,568,254)	(3,868,734)	(118,079,992)	24,980,028	8,953,415	—	—
Seneca Foods Corp., Class A	21,038,588	4,837,335	(5,377,717)	706,363	1,155,905	22,360,474	433,847	—	—
Service Properties Trust	—	147,283,142	(2,848,741)	(233,626)	(41,008,521)	103,192,254	11,686,552	—	—
ServisFirst Bancshares Inc.	192,353,756	65,293,954	(36,084,248)	15,269,625	96,141,809	332,974,896	3,494,332	2,873,163	—
Shake Shack Inc., Class A	272,783,074	62,325,844	(32,671,204)	6,505,013	(118,871,276)	190,071,451	2,799,285	—	—
Shenandoah Telecommunications Co.	162,449,393	27,555,896	(20,944,567)	(3,012,167)	(81,472,518)	84,576,037	3,586,770	62,631,481	—
Signet Jewelers Ltd.	202,271,869	66,790,218	(43,943,278)	18,923,777	29,862,588	273,905,174	3,767,609	1,938,532	—
Simmons First National Corp., Class A	198,779,921	22,213,513	(5,226,762)	(270,438)	(25,391,716)	190,104,518	7,250,363	5,146,403	—
Simply Good Foods Co. (The)	170,796,223	50,184,532	(33,083,362)	2,741,724	39,198,531	229,837,648	6,056,328	—	—
Simulations Plus Inc.	63,927,103	12,365,341	(6,961,302)	(555,792)	(11,213,832)	57,561,518	1,129,100	250,585	—
SkyWest Inc.	182,815,975	34,179,480	(23,962,983)	3,033,708	(92,062,276)	104,003,904	3,604,988	—	—
Sleep Number Corp.	242,692,385	34,690,214	(42,706,422)	12,265,432	(164,772,646)	82,168,963	1,620,370	—	—
SM Energy Co.	116,373,773	71,367,044	(29,770,341)	14,411,229	166,387,205	338,768,910	8,697,533	151,802	—
SMART Global Holdings Inc.(c)	N/A	49,293,074	(11,730,193)	2,838,368	17,342,494	86,032,317	3,330,713	—	—
Sonic Automotive Inc., Class A	77,354,183	18,502,001	(22,693,568)	9,817,450	(19,845,447)	63,134,619	1,485,171	920,342	—
Sonos Inc.	—	283,497,084	(400,891)	(19,306)	(25,036,001)	258,040,886	9,143,901	—	—
South Jersey Industries Inc.	151,353,605	66,053,163	(30,921,563)	(1,066,918)	92,397,226	277,815,513	8,040,970	9,205,328	—
Southside Bancshares Inc.	78,478,220	5,964,822	—	—	4,525,324	88,968,366	2,178,995	2,895,229	—
Southwestern Energy Co.	200,682,305	209,628,566	(34,660,178)	12,104,206	184,349,224	572,104,123	79,791,370	—	—
SpartanNash Co.	47,256,948	15,158,193	(10,544,260)	777,241	32,462,185	85,110,307	2,579,882	2,013,586	—
Spectrum Pharmaceuticals Inc.(a)	31,732,618	9,048,583	(11,393,049)	(86,562,513)	57,174,361	—	—	—	—
Spok Holdings Inc.(a)	12,435,916	749,864	(10,341,126)	(6,988,937)	4,144,283	—	—	148,595	—
SPS Commerce Inc.	235,546,735	74,481,010	(46,337,020)	19,616,248	54,531,190	337,838,163	2,574,986	—	—
SPX Corp.	175,072,798	42,347,295	(28,073,824)	11,292,045	(40,139,564)	160,498,750	3,248,305	—	—

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
SPX FLOW Inc.	$177,921,392	$53,625,117	$(36,843,475)	$11,834,861	$52,544,152	$259,082,047	3,004,895	$503,935	$—
Stamps.com Inc.(a)	244,301,392	30,323,518	(435,369,153)	258,588,461	(97,844,218)	—	—	—	—
Standard Motor Products Inc.	55,827,470	15,744,064	(13,693,680)	(111,415)	1,504,125	59,270,564	1,373,912	1,355,377	—
Standex International Corp.	78,800,237	20,811,059	(14,873,575)	2,242,907	677,789	87,658,417	877,286	830,225	—
Stepan Co.	180,914,519	41,570,715	(29,215,481)	5,794,478	(48,553,578)	150,510,653	1,523,233	1,867,959	—
Steven Madden Ltd.	192,148,702	53,747,354	(39,118,283)	8,651,022	(3,783,682)	211,645,113	5,477,358	3,515,134	—
Stewart Information Services Corp.	84,460,455	11,886,168	—	—	12,327,046	108,673,669	1,792,999	2,411,442	—
StoneX Group Inc.	71,846,867	20,488,521	(11,619,428)	3,461,268	6,721,712	90,898,940	1,224,558	—	—
Strategic Education Inc.	—	147,994,890	(21,045,083)	(2,396,430)	(17,056,808)	107,496,569	1,619,412	2,884,750	—
Sturm Ruger & Co. Inc.	77,266,619	21,609,468	(15,312,367)	2,451,346	1,655,660	87,670,726	1,259,275	4,205,961	—
Summit Hotel Properties Inc.	71,665,064	17,940,873	(11,839,066)	(1,969,174)	89,077	75,886,774	7,619,154	—	—
SunCoke Energy Inc.	38,766,134	9,964,213	(6,852,696)	(527,835)	11,642,008	52,991,824	5,947,455	1,349,491	—
Supernus Pharmaceuticals Inc.	92,451,398	26,278,534	(18,082,356)	(592,343)	22,917,357	122,972,590	3,804,845	—	—
Surmodics Inc.	51,794,270	10,937,741	(7,384,588)	2,091,666	(12,260,446)	45,178,643	996,661	—	—
Sykes Enterprises Inc.(a)	116,330,161	8,506,983	(151,379,084)	63,075,809	(36,533,869)	—	—	—	—
Sylvamo Corp.	—	89,417,677	(6,917,102)	118,022	1,416,665	84,035,262	2,525,098	—	—
Tabula Rasa Health-Care Inc.(a)	69,016,885	8,795,335	(14,949,142)	(68,176,911)	5,313,833	—	—	—	—
Tactile Systems Technology Inc.	70,989,899	10,500,979	(7,276,083)	(199,515)	(45,303,751)	28,711,529	1,424,183	—	—
Tanger Factory Outlet Centers Inc.	94,547,718	34,167,788	(18,573,498)	5,065,600	12,673,546	127,881,154	7,439,276	(816,408)	—
Team Inc.(a)	23,853,460	972,427	(8,444,504)	(35,714,110)	19,332,727	—	—	—	—
TechTarget Inc.	109,352,637	47,050,458	(17,919,768)	8,812,770	7,760,133	155,056,230	1,907,680	—	—
Telephone and Data Systems Inc.	—	141,110,177	(5,529,370)	134,630	(2,282,510)	133,432,927	7,067,422	1,271,039	—
Tennant Co.	98,704,814	24,247,618	(16,829,604)	1,751,776	(3,572,954)	104,301,650	1,323,625	1,219,134	—
TimkenSteel Corp.	29,752,222	12,010,844	(5,996,772)	2,388,721	26,249,553	64,404,568	2,943,536	—	—
Titan International Inc.	31,208,028	8,087,695	(5,240,137)	1,803,473	18,072,155	53,931,214	3,661,318	—	—
Tivity Health Inc.	56,443,441	26,684,495	(11,155,925)	2,568,739	27,690,556	102,231,306	3,177,846	—	—
Tompkins Financial Corp.	66,885,031	14,830,479	(11,554,476)	1,155,337	(5,065,747)	66,250,624	846,437	1,806,949	—
Tredegar Corp.	26,151,143	5,062,784	(3,846,106)	(1,376,560)	(3,927,335)	22,063,926	1,840,194	860,786	—
TreeHouse Foods Inc.	—	169,290,211	(14,689,556)	(226,002)	(25,634,994)	128,739,659	3,990,690	—	—
Trinseo PLC	163,134,892	35,156,703	(23,124,607)	3,697,863	(45,728,619)	133,136,232	2,778,302	2,110,178	—
Triumph Bancorp Inc.	116,581,689	40,003,638	(19,770,206)	6,906,512	15,537,059	159,258,692	1,693,881	—	—
Triumph Group Inc.	60,192,680	15,614,226	(6,987,338)	1,612,558	23,367,949	93,800,075	3,710,446	—	—
TrueBlue Inc.	52,315,688	16,947,943	(12,003,525)	1,818,789	14,501,653	73,580,548	2,546,921	—	—
Trupanion Inc.	168,434,160	52,507,726	(27,769,865)	2,505,230	23,018,327	218,695,578	2,453,945	—	—
TrustCo Bank Corp. NY	43,967,747	576,389	—	(9)	(5,969,175)	38,574,952	1,208,110	1,668,702	—

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
Trustmark Corp.	$—	$121,530,350	$—	$—	$(6,983,937)	$114,546,413	3,769,214	$2,552,674	$—
TTM Technologies Inc.	96,156,533	30,234,103	(18,581,258)	820,017	2,353,213	110,982,608	7,488,705	—	—
Tupperware Brands Corp.	86,658,763	16,402,117	(11,568,429)	(1,870,260)	(21,312,371)	68,309,820	3,512,073	—	—
Two Harbors Investment Corp.	—	198,604,003	(18,472,120)	(2,339,687)	(41,738,618)	136,053,578	24,602,817	4,092,162	—
U.S. Concrete Inc.(a)	77,938,060	4,194,672	(83,167,724)	26,772,323	(25,737,331)	—	—	—	—
U.S. Ecology Inc.	87,523,657	19,750,943	(14,758,306)	(3,422,221)	18,034,315	107,128,388	2,237,435	—	—
U.S. Physical Therapy Inc.	89,350,175	22,799,311	(16,286,115)	3,097,915	(7,101,012)	91,860,274	923,683	1,336,733	—
U.S. Silica Holdings Inc.	60,980,792	13,538,009	(9,282,343)	(2,792,074)	37,432,240	99,876,624	5,352,445	—	—
UFP Industries Inc.	309,413,018	82,757,293	(51,995,382)	18,998,054	(17,263,134)	341,909,849	4,431,180	2,951,860	—
Ultra Clean Holdings Inc.	157,117,530	48,328,902	(21,876,963)	9,876,231	(57,293,217)	136,152,483	3,211,901	—	—
Unifi Inc.	27,826,368	4,989,361	(5,296,895)	(696,675)	(8,884,679)	17,937,480	991,021	—	—
UniFirst Corp./MA	226,871,246	50,895,980	(35,911,210)	7,634,327	(48,861,021)	200,629,322	1,088,720	1,147,998	—
uniQure NV	—	97,506,937	(4,502,194)	(852,818)	(45,365,623)	46,786,302	2,589,170	—	—
Unisys Corp.	106,761,356	30,777,408	(16,710,013)	4,002,817	(20,930,148)	103,901,420	4,808,025	—	—
United Community Banks Inc./GA	183,178,031	70,789,646	—	—	892,942	254,860,619	7,323,581	4,794,865	—
United Fire Group Inc.	50,020,789	8,515,575	(5,920,095)	(2,076,709)	(2,813,989)	47,725,571	1,536,066	884,222	—
United Natural Foods Inc.	123,184,993	43,011,804	(23,674,360)	9,049,919	20,214,193	171,786,549	4,154,451	—	—
Uniti Group Inc.	171,226,312	47,429,800	(29,346,585)	4,521,488	38,469,970	232,300,985	16,882,339	9,706,779	—
Unitil Corp.	—	71,030,516	(6,746,654)	(285,826)	(6,994,523)	57,003,513	1,142,813	1,611,274	—
Universal Corp./VA	96,580,197	22,304,886	(15,363,174)	(57,015)	(919,081)	102,545,813	1,765,900	5,175,963	—
Universal Electronics Inc.	51,056,576	9,282,430	(9,172,177)	(958,470)	(20,886,964)	29,321,395	938,585	—	—
Universal Health Realty Income Trust	57,861,075	11,829,648	(8,347,817)	(1,593,145)	(6,532,606)	53,217,155	911,721	2,256,212	—
Universal Insurance Holdings Inc.	27,164,162	2,218,792	(755,010)	(818,899)	(779,537)	27,029,508	2,003,670	1,467,928	—
Urban Edge Properties	—	146,509,422	(2,292,587)	77,618	6,144,634	150,439,087	7,876,392	1,259,527	—
Urstadt Biddle Properties Inc., Class A	32,429,238	446,891	—	181,340	3,578,806	36,636,275	1,947,702	1,811,444	—
Vanda Pharmaceuticals Inc.	55,053,197	15,280,821	(10,174,743)	(49,375)	(15,009,556)	45,100,344	3,987,652	—	—
Varex Imaging Corp.	53,641,980	17,918,788	(12,220,730)	1,407,007	(529,323)	60,217,722	2,828,451	—	—
Vector Group Ltd.	119,130,838	29,346,654	(47,796,232)	2,554,146	9,508,503	112,743,909	9,364,112	7,096,544	—
Veeco Instruments Inc.	68,739,391	21,588,931	(13,361,540)	4,688,258	16,885,028	98,540,068	3,624,129	—	—
Vera Bradley Inc.(c)	N/A	5,492,292	(2,266,351)	(156,695)	(6,224,221)	13,955,166	1,819,448	—	—
Vericel Corp.	170,156,038	35,194,023	(22,866,663)	(2,384,865)	(52,078,388)	128,020,145	3,349,559	—	—
Veris Residential Inc.(l)	89,030,991	24,369,673	(23,694,353)	2,482,239	7,691,680	99,880,230	5,743,544	—	—
Veritex Holdings Inc.	104,118,999	15,040,740	(689,301)	394,176	16,022,899	134,887,513	3,533,862	2,518,414	—
Veritiv Corp.	35,329,598	31,822,003	(15,525,590)	4,819,614	76,050,273	132,495,898	991,810	—	—

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
Viad Corp.	$56,921,449	$14,717,295	$(10,402,086)	$448,840	$(9,312,518)	$52,372,980	1,469,500	$—	$—
Viavi Solutions Inc.	239,361,305	70,448,009	(50,397,371)	13,856,899	(8,781,014)	264,487,828	16,448,248	—	—
Virtus Investment Partners Inc.	111,848,134	24,108,414	(14,479,368)	7,420,024	(6,091,441)	122,805,763	511,712	2,234,977	—
Vista Outdoor Inc.	124,606,414	38,042,129	(32,162,773)	12,286,279	856,110	143,628,159	4,024,325	—	—
Wabash National Corp.	65,304,094	14,629,649	(13,644,036)	(257,218)	(14,033,248)	51,999,241	3,503,992	1,102,492	—
Waddell & Reed Financial Inc., Class A(a)	103,763,613	1,229,180	(104,784,964)	27,640,785	(27,848,614)	—	—	1,035,137	—
Walker & Dunlop Inc.	200,743,583	59,741,199	(37,669,079)	19,677,775	30,618,442	273,111,920	2,110,276	4,202,690	—
Washington Real Estate Investment Trust(m)	124,495,598	33,885,523	(23,334,085)	293,593	19,472,395	154,813,024	6,071,099	(580,652)	—
Watts Water Technologies Inc., Class A(a)	217,548,120	59,626,494	(335,878,769)	131,708,664	(73,004,509)	—	—	1,444,866	—
WD-40 Co.	279,344,242	51,617,714	(36,268,164)	8,023,409	(123,188,447)	179,528,754	979,800	2,726,425	—
Westamerica Bancorp.	105,435,620	4,742,695	—	—	(3,676,959)	106,501,356	1,760,353	2,872,796	—
Whitestone REIT	26,085,211	10,189,621	(3,787,912)	354,935	10,941,962	43,783,817	3,304,439	1,062,098	—
Winnebago Industries Inc.	172,588,602	38,327,091	(28,311,409)	8,322,761	(62,051,555)	128,875,490	2,385,258	1,374,074	—
WisdomTree Investments Inc.	46,809,031	10,043,046	(7,608,474)	(202,722)	(3,130,666)	45,910,215	7,821,161	968,522	—
Wolverine World Wide Inc.	210,668,185	42,357,478	(30,415,068)	2,416,497	(92,100,097)	132,926,995	5,892,154	2,272,608	—
World Fuel Services Corp.	—	165,003,648	(13,222,805)	(1,092,496)	(28,139,849)	122,548,498	4,532,119	1,590,902	—
WSFS Financial Corp.	127,264,286	87,505,108	(4,199,720)	(807,425)	(16,284,727)	193,477,522	4,150,097	1,571,638	—
WW International Inc.	—	83,814,170	(4,404,111)	(598,773)	(39,698,866)	39,112,420	3,823,306	—	—
Xencor Inc.	166,310,078	34,039,724	(22,281,440)	(2,813,751)	(63,626,372)	111,628,239	4,183,967	—	—
Xenia Hotels & Resorts Inc.	147,419,259	34,940,787	(20,523,651)	1,655,258	(5,902,750)	157,588,903	8,169,461	—	—
Xperi Holding Corp.	144,868,422	—	—	—	(29,612,517)	115,255,905	6,654,498	1,330,900	—
Zimvie Inc.	—	38,540,688	(252,919)	4,617	(4,016,535)	34,275,851	1,500,694	—	—
Zumiez Inc.	59,725,337	17,382,067	(17,135,685)	3,109,072	(9,659,505)	53,421,286	1,398,097	—	—

				$5,607,260,407	$(5,677,457,848)	$70,319,178,634		$686,191,835	$—

(a)	As of period end, the entity is no longer held.
(b)	Formerly the CryLife Inc.
(c)	As of the beginning of the period, the entity was not considered an affiliate.
(d)	Represents net amount purchased (sold).
(e)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Formerly the Bonanza Creek Energy Inc.
(g)	As of period end, the entity was not considered an affiliate.
(h)	Formerly the Hibbett Sports Inc.
(i)	Formerly the Lumber Liquidators Holdings Inc.
(j)	Formerly the Lexington Realty Trust.
(k)	Formerly the Penn Virginia Corp.
(l)	Formerly the Mack-Cali Realty Corp.
(m)	Formerly the Washington REIT.

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	1,688	06/17/22	$174,404	$1,258,038

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	02/27/23	$300,106,517	$4,309,918	(c)	$304,136,316	0.4%
	Monthly	HSBC Bank PLC(d)	02/10/23	418,623,433	4,976,302	(e)	421,310,196	0.6
	Monthly	JPMorgan Chase Bank NA(f)	02/08/23	341,410,431	1,305,478	(g)	340,488,699	0.5

					$10,591,698		$1,065,935,211

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $280,119 of net dividends and financing fees.
(e)	Amount includes $2,289,539 of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $2,227,210 of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	65 basis points	65 basis points	65 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of March 31, 2022 expiration 2/27/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Aerospace & Defense
Triumph Group Inc.(a)	680,800	$17,210,624	5.7%

Banks
Bancorp. Inc. (The)(a)	79,410	2,249,685	0.7
BankUnited Inc.	82,846	3,641,910	1.2
Banner Corp.	67,129	3,929,060	1.3
Berkshire Hills Bancorp. Inc.	226,904	6,573,409	2.2
Brookline Bancorp. Inc.	49,161	777,727	0.3
Central Pacific Financial Corp.	109,140	3,045,006	1.0
City Holding Co.	31,228	2,457,644	0.8
Columbia Banking System Inc.	61,606	1,988,026	0.6
Community Bank System Inc.	100,869	7,075,960	2.3
Eagle Bancorp. Inc.	37,643	2,146,027	0.7
First Commonwealth Financial Corp.	353,812	5,363,790	1.8
First Financial Bancorp.	398,444	9,184,134	3.0
Hanmi Financial Corp.	62,080	1,527,789	0.5
Heritage Financial Corp./WA	82,358	2,063,891	0.7
Hilltop Holdings Inc.	126,217	3,710,780	1.2
HomeStreet Inc.	91,887	4,353,606	1.4
Hope Bancorp Inc.	332,519	5,346,906	1.8
Independent Bank Corp.	17,706	1,446,403	0.5
NBT Bancorp. Inc.	127,794	4,617,197	1.5
Northwest Bancshares Inc.	607,896	8,212,675	2.7
OFG Bancorp.	83,326	2,219,805	0.7
Pacific Premier Bancorp. Inc.	233,418	8,251,326	2.7
Preferred Bank/Los Angeles CA	41,723	3,091,257	1.0
Renasant Corp.	12,599	421,437	0.1
S&T Bancorp. Inc.	88,557	2,619,516	0.9
Southside Bancshares Inc.	36,613	1,494,909	0.5
Trustmark Corp.	47,939	1,456,866	0.5
United Community Banks Inc./GA	78,091	2,717,567	0.9
Westamerica Bancorp.	48,974	2,962,927	1.0

		104,947,235

Commercial Services & Supplies
GEO Group Inc. (The)(a)	278,053	1,837,930	0.6
Pitney Bowes Inc.	3,314,822	17,237,074	5.7

		19,075,004

Communications Equipment
Extreme Networks Inc.(a)	2,527,122	30,856,160	10.1

Consumer Finance
Green Dot Corp., Class A(a)	102,895	2,827,555	0.9

Equity Real Estate Investment Trusts (REITs)

NexPoint Residential Trust Inc.	191,711	17,313,420	5.7
SITE Centers Corp.	1,208,035	20,186,265	6.7
Urstadt Biddle Properties Inc.	52,807	993,300	0.3

		38,492,985

Gas Utilities
Chesapeake Utilities Corp.	16,792	2,313,266	0.8

Health Care Providers & Services
RadNet Inc.(a)	506,406	11,328,302	3.7

	Shares	Value	% of Basket Value

Insurance
Ambac Financial Group Inc.(a)	95,534	$993,554	0.3
Employers Holdings Inc.	86,252	3,538,057	1.2
Genworth Financial Inc. Class A(a)	2,904,745	10,979,936	3.6
Horace Mann Educators Corp.	167,065	6,988,329	2.3
James River Group Holdings Ltd.	124,748	3,086,266	1.0
ProAssurance Corp.	120,306	3,233,825	1.1
Safety Insurance Group Inc.	14,005	1,272,354	0.4
Stewart Information Services Corp.	14,951	906,180	0.3

		30,998,501

Metals & Mining
Warrior Met Coal Inc.	92,441	3,430,486	1.1

Oil, Gas & Consumable Fuels
Green Plains Inc.(a)	83,801	2,598,669	0.9
Par Pacific Holdings Inc.(a)	150,853	1,964,106	0.6

		4,562,775

Software
Vonage Holdings Corp.(a)	1,547,083	31,390,314	10.3
Xperi Holding Corp.	88,244	1,528,386	0.5

		32,918,700

Thrifts & Mortgage Finance
Mr Cooper Group Inc.(a)	23,716	1,083,110	0.3
Provident Financial Services	8,227	192,512	0.1
TrustCo Bank Corp. NY	29,478	941,233	0.3
Wsfs Financial Corp.	39,897	1,859,998	0.6

		4,076,853

Water Utilities
Middlesex Water Co.	10,439	1,097,870	0.4

Total Reference Entity — Long		304,136,316

Net Value of Reference Entity — Goldman Sachs Bank USA		$304,136,316

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of March 31, 2022 expiration 2/10/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Aerospace & Defense
Triumph Group Inc.(a)	158,084	$3,996,364	0.9%

Banks
Ameris Bancorp.	20,006	877,863	0.2
Bancorp. Inc. (The)(a)	66,914	1,895,674	0.5
BankUnited Inc.	540,870	23,776,645	5.6
Banner Corp.	78,467	4,592,674	1.1
Berkshire Hills Bancorp. Inc.	39,564	1,146,169	0.3
Brookline Bancorp. Inc.	154,400	2,442,608	0.6
City Holding Co.	53,669	4,223,750	1.0
Community Bank System Inc.	76,878	5,392,992	1.3
Customers Bancorp. Inc.	39,694	2,069,645	0.5
CVB Financial Corp.	388,281	9,012,002	2.1
Eagle Bancorp. Inc.	57,987	3,305,839	0.8
First BanCorp./Puerto Rico	543,045	7,124,750	1.7

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

	Shares	Value	% of Basket Value
First Bancorp./Southern Pines NC	14,225	$594,178	0.1
First Financial Bancorp.	255,485	5,888,929	1.4
Heritage Financial Corp./WA	50,324	1,261,119	0.3
Hilltop Holdings Inc.	52,315	1,538,061	0.4
HomeStreet Inc.	54,712	2,592,255	0.6
Hope Bancorp Inc.	203,997	3,280,272	0.8
Independent Bank Corp.	203,605	16,632,492	3.9
Lakeland Financial Corp.	15,022	1,096,606	0.3
Meta Financial Group Inc.	60,864	3,342,651	0.8
National Bank Holdings Corp.	43,309	1,744,487	0.4
OFG Bancorp.	51,300	1,366,632	0.3
Pacific Premier Bancorp. Inc.	68,183	2,410,269	0.6
Preferred Bank/Los Angeles CA	260,473	19,298,445	4.6
Renasant Corp.	119,394	3,993,729	0.9
S&T Bancorp. Inc.	255,350	7,553,253	1.8
Simmons First National Corp.	843,435	22,114,866	5.2
Southside Bancshares Inc.	46,518	1,899,330	0.5
Trustmark Corp.	592,998	18,021,209	4.3
United Community Banks Inc./GA	39,107	1,360,924	0.3
Westamerica Bancorp.	57,023	3,449,892	0.8

		185,300,210

Commercial Services & Supplies
GEO Group Inc. (The)(a)	248,442	1,642,202	0.4
Pitney Bowes Inc.	683,627	3,554,860	0.8

		5,197,062

Consumer Finance
Green Dot Corp., Class A(a)	220,877	6,069,700	1.4

Equity Real Estate Investment Trusts (REITs)
Easterly Government Properties Inc.	123,211	2,604,681	0.6
SITE Centers Corp.	871,283	14,559,139	3.5
Urstadt Biddle Properties Inc.	142,887	2,687,704	0.6

		19,851,524

Gas Utilities
Chesapeake Utilities Corp.	83,242	11,467,418	2.7

Insurance
Ambac Financial Group Inc.(a)	178,868	1,860,227	0.5
Employers Holdings Inc.	96,237	3,947,642	0.9
Genworth Financial Inc., Class A(a)	1,803,761	6,818,217	1.6
ProAssurance Corp.	157,281	4,227,713	1.0
Safety Insurance Group Inc.	53,659	4,874,920	1.2

		21,728,719

Metals & Mining
Warrior Met Coal Inc.	127,072	4,715,642	1.1

Oil, Gas & Consumable Fuels
Green Plains Inc.(a)	1,020,261	31,638,294	7.5
Par Pacific Holdings Inc.(a)	177,385	2,309,553	0.6

		33,947,847

Software
Vonage Holdings Corp.(a)	1,576,973	31,996,782	7.6
Xperi Holding Corp.	357,779	6,196,732	1.5

		38,193,514

Thrifts & Mortgage Finance
Axos Financial Inc.(a)	16,505	765,667	0.2
Flagstar Bancorp. Inc.	228,917	9,706,081	2.3

	Shares	Value	% of Basket Value
Mr Cooper Group Inc.(a)	1,185,687	$54,150,325	12.8
Provident Financial Services Inc.	343,935	8,048,079	1.9
TrustCo Bank Corp. NY	64,951	2,073,885	0.5
WSFS Financial Corp.	149,839	6,985,494	1.7

		81,729,531

Water Utilities
Middlesex Water Co.	86,647	9,112,665	2.2

Total Reference Entity — Long		421,310,196

Net Value of Reference Entity — HSBC Bank PLC		$421,310,196

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of March 31, 2022 expiration 2/8/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Aerospace & Defense
Triumph Group Inc.(a)	70,616	$1,785,172	0.5%

Banks
Allegiance Bancshares Inc.	9,935	443,896	0.1
Ameris Bancorp.	46,370	2,034,716	0.6
Banner Corp.	80,778	4,727,936	1.4
Brookline Bancorp. Inc.	264,128	4,178,505	1.2
Central Pacific Financial Corp.	278,443	7,768,560	2.3
Columbia Banking System Inc.	283,639	9,153,031	2.7
Community Bank System Inc.	89,736	6,294,980	1.9
CVB Financial Corp.	94,964	2,204,114	0.6
First BanCorp./Puerto Rico	377,859	4,957,510	1.5
First Commonwealth Financial Corp.	279,585	4,238,509	1.2
Hanmi Financial Corp.	118,084	2,906,047	0.9
Heritage Financial Corp./WA	111,752	2,800,505	0.8
Hilltop Holdings Inc.	245,780	7,225,932	2.1
Hope Bancorp Inc.	306,526	4,928,938	1.5
Independent Bank Corp.	7,203	588,413	0.2
Meta Financial Group Inc.	27,427	1,506,291	0.4
National Bank Holdings Corp.	88,021	3,545,486	1.0
NBT Bancorp. Inc.	117,569	4,247,768	1.2
Northwest Bancshares Inc.	302,542	4,087,342	1.2
OFG Bancorp.	161,175	4,293,702	1.3
Preferred Bank/Los Angeles CA	36,183	2,680,798	0.8
Renasant Corp.	188,745	6,313,520	1.9
S&T Bancorp. Inc.	78,250	2,314,635	0.7
Southside Bancshares Inc.	51,717	2,111,605	0.6
United Community Banks Inc./GA	89,843	3,126,536	0.9
Westamerica Bancorp.	57,264	3,464,472	1.0

		102,143,747

Commercial Services & Supplies
GEO Group Inc. (The)(a)	203,637	1,346,041	0.4

Communications Equipment
Extreme Networks Inc.(a)	919,675	11,229,232	3.3

Equity Real Estate Investment Trusts (REITs)
Easterly Government Properties Inc.	109,304	2,310,687	0.7
NexPoint Residential Trust Inc.	78,346	7,075,427	2.1

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

	Shares	Value	% of Basket Value
Retail Opportunity Investmen	190,843	$3,700,446	1.1
Service Properties Trust	177,103	1,563,819	0.4
SITE Centers Corp.	1,549,070	25,884,960	7.6

		40,535,339

Health Care Providers & Services
RadNet Inc.(a)	359,126	8,033,649	2.4

Health Care Technology
Allscripts Healthcare Solutions Inc.	139,257	3,136,068	0.9

Insurance
Ambac Financial Group Inc.(a)	795,023	8,268,239	2.4
Employers Holdings Inc.	83,370	3,419,837	1.0
Genworth Financial Inc., Class A(a)	1,504,212	5,685,921	1.7
Horace Mann Educators Corp.	102,376	4,282,388	1.3
ProAssurance Corp.	125,773	3,380,778	1.0
Stewart Information Services Corp.	114,461	6,937,481	2.0

		31,974,644

Metals & Mining
Warrior Met Coal Inc.	1,004,680	37,283,675	11.0

Multi-Utilities
Avista Corp.	48,841	2,205,171	0.6

	Shares	Value	% of Basket Value

Oil, Gas & Consumable Fuels
Par Pacific Holdings Inc.(a)	443,278	$5,771,480	1.7

Software
Vonage Holdings Corp.(a)	3,181,781	64,558,336	19.0
Xperi Holding Corp.	356,096	6,167,583	1.8

		70,725,919

Thrifts & Mortgage Finance
Axos Financial Inc.(a)	88,110	4,087,423	1.2
Capitol Federal Financial Inc.	127,851	1,391,019	0.4
TrustCo Bank Corp. NY	65,084	2,078,132	0.6
WSFS Financial Corp.	359,545	16,761,988	4.9

		24,318,562

Total Reference Entity — Long		340,488,699

Net Value of Reference Entity — JPMorgan Chase Bank NA		$340,488,699

(a)	Non-income producing security

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$—	$10,591,698	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,258,038
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$10,591,698

$11,849,736

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(13,243,676)
Swaps	323,014

$(12,920,662)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(2,865,677)
Swaps	58,746,095

$55,880,418

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Small-Cap ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$222,180,071
Total return swaps:
Average notional value	$950,123,560

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$1,258,038	$—
Swaps — OTC(a)	10,591,698	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	11,849,736	—
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,258,038)	—

Total derivative assets and liabilities subject to an MNA	10,591,698	—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)

Goldman Sachs Bank USA	$4,309,918	$—		$—	$(4,309,918)	$—
HSBC Bank PLC	4,976,302	—		—	(4,976,302)	—
JPMorgan Chase Bank NA	1,305,478	—		—	(1,305,478)	—

	$10,591,698	$—		$—	$(10,591,698)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$70,813,616,577	$—	$—	$70,813,616,577
Money Market Funds	4,098,464,221	—	—	4,098,464,221

	$74,912,080,798	$—	$—	$74,912,080,798

Derivative financial instruments(a)
Assets
Futures Contracts	$1,258,038	$—	$—	$1,258,038
Swaps	—	10,591,698	—	10,591,698

	$1,258,038	$10,591,698	$—	$11,849,736

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
AAR Corp.(a)	34,654	$1,678,294
Aerojet Rocketdyne Holdings Inc.(a)	71,508	2,813,840
Aerovironment Inc.(a)	20,615	1,940,696
Air Industries Group(a)(b)	8,712	7,274
Astra Space Inc., Class A(a)(b)	121,861	470,383
Astronics Corp.(a)	25,501	329,728
Astrotech Corp.(a)	1,452	1,047
Axon Enterprise Inc.(a)	65,268	8,989,362
Boeing Co. (The)(a)	538,301	103,084,642
BWX Technologies Inc.	98,074	5,282,266
Byrna Technologies Inc.(a)(b)	33,947	277,347
CPI Aerostructures Inc.(a)(b)	8,575	25,296
Curtiss-Wright Corp.	36,246	5,442,699
Ducommun Inc.(a)(b)	9,042	473,710
General Dynamics Corp.	225,202	54,314,218
HEICO Corp.(b)	41,247	6,333,064
HEICO Corp., Class A	71,836	9,110,960
Hexcel Corp.	88,907	5,287,299
Howmet Aerospace Inc.	389,119	13,984,937
Huntington Ingalls Industries Inc.	37,954	7,569,546
Innovative Solutions & Support Inc.(a)	17,106	137,874
Kaman Corp.	26,506	1,152,481
Kratos Defense & Security Solutions Inc.(a)	122,821	2,515,374
L3Harris Technologies Inc.	190,229	47,266,200
Lockheed Martin Corp.	234,495	103,506,093
Maxar Technologies Inc.(b)	67,182	2,651,002
Mercury Systems Inc.(a)	53,026	3,417,526
Momentus Inc.(a)(b)	90,866	289,863
Moog Inc., Class A	25,378	2,228,188
National Presto Industries Inc.	7,993	615,061
Northrop Grumman Corp.	141,480	63,272,686
Park Aerospace Corp.	18,006	234,978
Parsons Corp.(a)(b)	18,549	717,846
Raytheon Technologies Corp.	1,464,874	145,125,067
Rocket Lab USA Inc.(a)(b)	116,225	935,611
SIFCO Industries Inc.(a)	614	3,044
Spirit AeroSystems Holdings Inc., Class A	104,576	5,112,721
Textron Inc.	224,685	16,712,070
TransDigm Group Inc.(a)	51,286	33,414,880
Triumph Group Inc.(a)(b)	83,188	2,102,993
Vectrus Inc.(a)	9,059	324,856
Virgin Galactic Holdings Inc.(a)(b)	180,773	1,786,037
Virtra Inc.(a)(b)	7,669	46,781
Woodward Inc.	61,878	7,729,181

		668,715,021

Air Freight & Logistics — 0.6%
Air T Inc.(a)(b)	379	8,622
Air Transport Services Group Inc.(a)(b)	55,708	1,863,433
Atlas Air Worldwide Holdings Inc.(a)	26,141	2,257,798
CH Robinson Worldwide Inc.	124,981	13,461,703
Expeditors International of Washington Inc.	163,230	16,838,807
FedEx Corp.	237,022	54,844,521
Forward Air Corp.	27,290	2,668,416
GXO Logistics Inc.(a)	100,717	7,185,151
Hub Group Inc., Class A(a)	24,156	1,865,085
Radiant Logistics Inc.(a)	27,508	175,226
United Parcel Service Inc., Class B	710,423	152,357,316

		253,526,078

Security	Shares	Value

Airlines — 0.2%
Alaska Air Group Inc.(a)	124,097	$7,198,867
Allegiant Travel Co.(a)	16,064	2,608,633
American Airlines Group Inc.(a)(b)	637,483	11,634,065
Blade Air Mobility Inc.(a)(b)	76,882	652,728
Delta Air Lines Inc.(a)	614,009	24,296,336
Frontier Group Holdings Inc.(a)(b)	46,018	521,384
Hawaiian Holdings Inc.(a)(b)	53,433	1,052,630
JetBlue Airways Corp.(a)(b)	299,170	4,472,592
Joby Aviation Inc.(a)(b)	259,555	1,718,254
SkyWest Inc.(a)	53,771	1,551,293
Southwest Airlines Co.(a)	569,518	26,083,924
Spirit Airlines Inc.(a)	107,753	2,356,558
Sun Country Airlines Holdings Inc.(a)	21,594	565,331
United Airlines Holdings Inc.(a)(b)	315,391	14,621,527
Wheels Up Experience Inc.(a)(b)	172,578	536,718

		99,870,840

Auto Components — 0.3%
Adient PLC(a)(b)	83,780	3,415,711
American Axle & Manufacturing Holdings Inc.(a)	105,317	817,260
Aptiv PLC(a)	266,991	31,961,493
Autoliv Inc.	80,574	6,159,077
BorgWarner Inc.	223,932	8,710,955
Cooper-Standard Holdings Inc.(a)(b)	15,468	135,654
Dana Inc.	148,474	2,608,688
Dorman Products Inc.(a)(b)	27,016	2,567,330
Fox Factory Holding Corp.(a)	44,059	4,315,579
Garrett Motion Inc.(a)(b)	126,947	912,749
Gentex Corp.	220,672	6,437,002
Gentherm Inc.(a)	28,881	2,109,468
Goodyear Tire & Rubber Co. (The)(a)	289,293	4,133,997
Horizon Global Corp.(a)(b)	45,652	260,673
LCI Industries	26,199	2,719,718
Lear Corp.	59,900	8,541,141
Luminar Technologies Inc.(a)(b)	187,802	2,935,345
Modine Manufacturing Co.(a)(b)	70,000	630,700
Motorcar Parts of America Inc.(a)	34,344	612,353
Patrick Industries Inc.	25,392	1,531,138
QuantumScape Corp.(a)(b)	261,102	5,219,429
Solid Power Inc.(a)(b)	108,070	936,967
Standard Motor Products Inc.	24,578	1,060,295
Stoneridge Inc.(a)	26,418	548,438
Superior Industries International Inc.(a)	69,928	325,864
Sypris Solutions Inc.(a)	17,859	48,041
Tenneco Inc., Class A(a)	82,322	1,508,139
Unique Fabricating Inc.(a)	714	1,357
Veoneer Inc.(a)(b)	104,060	3,845,017
Visteon Corp.(a)(b)	25,756	2,810,752
XL Fleet Corp.(a)(b)	91,824	182,730
XPEL Inc.(a)	14,682	772,420

		108,775,480

Automobiles — 2.3%
Arcimoto Inc.(a)(b)	23,018	152,149
Canoo Inc.(a)(b)	140,041	773,026
Faraday Future Intelligent Electric Inc.(a)(b)	168,047	838,555
Fisker Inc.(a)(b)	151,786	1,958,040
Ford Motor Co.	3,843,408	64,992,029
General Motors Co.(a)	1,421,261	62,165,956
Harley-Davidson Inc.	150,729	5,938,723
Lordstown Motors Corp., Class A(a)(b)	242,759	827,808

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Automobiles (continued)
Lucid Group Inc.(a)(b)	538,048	$13,666,419
Mullen Automotive Inc.(a)(b)	51	152
Rivian Automotive Inc., Class A(a)(b)	161,989	8,138,327
Tesla Inc.(a)	818,053	881,533,913
Thor Industries Inc.	55,121	4,338,023
Winnebago Industries Inc.	37,306	2,015,643
Workhorse Group Inc.(a)(b)	93,733	468,665

		1,047,807,428

Banks — 4.0%
1st Source Corp.	17,140	792,725
ACNB Corp.	8,200	286,590
Affinity Bancshares Inc.(a)	2,365	37,201
Allegiance Bancshares Inc.	16,019	715,729
Amalgamated Financial Corp.	34,384	617,881
Amerant Bancorp Inc.	28,769	908,813
American National Bankshares Inc.	18,707	704,880
Ameris Bancorp.	45,805	2,009,923
AmeriServ Financial Inc.	17,563	70,955
Ames National Corp.	10,121	251,608
Arrow Financial Corp.	11,557	374,678
Associated Banc-Corp.	190,039	4,325,288
Atlantic Union Bankshares Corp.	74,927	2,749,072
Auburn National Bancorp. Inc.	595	19,641
Banc of California Inc.	56,263	1,089,252
BancFirst Corp.	23,743	1,975,655
Bancorp. Inc. (The)(a)	33,768	956,647
Bank First Corp.	8,872	638,695
Bank of America Corp.	6,978,032	287,634,479
Bank of Hawaii Corp.	50,471	4,235,526
Bank of Marin Bancorp., Class A	20,702	726,019
Bank of Princeton (The)	17,620	508,337
Bank of South Carolina Corp.	960	17,904
Bank of the James Financial Group Inc.	852	12,439
Bank OZK	115,367	4,926,171
Bank7 Corp.	2,920	68,970
BankFinancial Corp.	8,027	83,160
BankUnited Inc.	60,208	2,646,744
Bankwell Financial Group Inc.	9,137	309,105
Banner Corp.	19,279	1,128,400
Bar Harbor Bankshares	17,030	487,399
Baycom Corp.(b)	25,695	559,380
BCB Bancorp. Inc.	11,333	206,827
Berkshire Hills Bancorp. Inc.	42,958	1,244,493
BOK Financial Corp.	29,117	2,735,542
Brookline Bancorp. Inc.	34,474	545,379
Business First Bancshares Inc.	24,243	589,832
Byline Bancorp Inc.	28,302	755,097
C&F Financial Corp.	704	35,277
Cadence Bank	126,467	3,700,424
Cambridge Bancorp.	7,810	663,850
Camden National Corp.	9,441	444,105
Capital City Bank Group Inc.	9,073	239,164
Capstar Financial Holdings Inc.	35,628	751,038
Carter Bankshares Inc.(a)	12,503	217,177
Cathay General Bancorp.	97,842	4,378,430
CB Financial Services Inc.(b)	829	19,523
CBTX Inc.	17,732	549,692
Central Pacific Financial Corp.	9,084	253,444
Central Valley Community Bancorp.	8,866	207,021
Chemung Financial Corp.	1,353	63,172

Security	Shares	Value

Banks (continued)
Citigroup Inc.	1,926,642	$102,882,683
Citizens & Northern Corp.	10,866	264,913
Citizens Community Bancorp. Inc./WI	799	12,073
Citizens Financial Group Inc.	411,030	18,631,990
Citizens Holding Co.	828	15,980
City Holding Co.	12,074	950,224
Civista Bancshares Inc.	10,928	263,365
CNB Financial Corp./PA	11,058	291,047
Coastal Financial Corp./WA(a)(b)	30,432	1,392,264
Codorus Valley Bancorp. Inc.	11,399	250,778
Colony Bankcorp Inc.	8,213	153,337
Columbia Banking System Inc.	54,505	1,758,876
Comerica Inc.	129,944	11,750,836
Commerce Bancshares Inc.	124,371	8,903,720
Community Bank System Inc.	43,616	3,059,662
Community Financial Corp. (The)	1,709	68,360
Community Trust Bancorp. Inc.	17,479	720,135
Community West Bancshares	8,219	115,148
ConnectOne Bancorp. Inc.	33,515	1,072,815
CrossFirst Bankshares Inc.(a)	69,138	1,089,615
Cullen/Frost Bankers Inc.	61,084	8,454,636
Customers Bancorp. Inc.(a)	20,514	1,069,600
CVB Financial Corp.	110,929	2,574,662
Dime Community Bancshares Inc.	41,434	1,432,373
Eagle Bancorp. Inc.	22,012	1,254,904
Eagle Bancorp. Montana Inc.	1,904	42,516
East West Bancorp. Inc.	141,361	11,170,346
Eastern Bankshares Inc.	185,171	3,988,583
Emclaire Financial Corp.	214	8,029
Enterprise Bancorp. Inc./MA	8,322	333,879
Enterprise Financial Services Corp.	55,756	2,637,816
Equity Bancshares Inc., Class A	10,107	326,557
Evans Bancorp. Inc.	1,835	69,730
Farmers & Merchants Bancorp. Inc./Archbold OH	19,582	707,889
Farmers National Banc Corp.	20,184	344,339
FB Financial Corp.	33,960	1,508,503
Fidelity D&D Bancorp. Inc.	8,336	387,041
Fifth Third Bancorp.	666,714	28,695,371
Financial Institutions Inc.	12,321	371,232
First Bancorp. Inc. (The)	8,983	270,209
First BanCorp./Puerto Rico	139,625	1,831,880
First Bancorp./Southern Pines NC	19,222	802,903
First Bancshares Inc. (The)	29,871	1,005,458
First Bank/Hamilton NJ	8,641	122,875
First Busey Corp.	42,633	1,080,320
First Business Financial Services Inc.	9,742	319,635
First Capital Inc.	978	37,800
First Citizens BancShares Inc./NC, Class A	13,607	9,056,819
First Commonwealth Financial Corp.	43,678	662,159
First Community Bankshares Inc.	17,109	482,645
First Community Corp./SC	8,248	174,858
First Financial Bancorp.	65,509	1,509,982
First Financial Bankshares Inc.	125,164	5,522,236
First Financial Corp./IN	10,154	439,465
First Financial Northwest Inc.	8,977	153,597
First Foundation Inc.	62,565	1,519,704
First Guaranty Bancshares Inc.	26,241	628,210
First Hawaiian Inc.	131,133	3,657,299
First Horizon Corp.	529,568	12,439,552
First Internet Bancorp.	1,999	85,977

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
First Interstate BancSystem Inc., Class A	81,087	$2,981,569
First Merchants Corp.	51,905	2,159,248
First Mid Bancshares Inc.	24,305	935,499
First National Corp./VA(b)	3,235	67,935
First Northwest Bancorp.	11,364	251,031
First of Long Island Corp. (The)	25,653	499,207
First Republic Bank/CA	175,392	28,431,043
First Savings Financial Group Inc.	642	15,755
First U.S. Bancshares Inc.	8,137	94,552
First United Corp.	8,369	188,554
Flushing Financial Corp.	26,538	593,124
FNB Corp.	369,780	4,603,761
Franklin Financial Services Corp.	883	29,651
Fulton Financial Corp.	216,250	3,594,075
FVCBankcorp Inc.(a)	32,275	669,706
German American Bancorp. Inc.	18,504	702,967
Glacier Bancorp. Inc.	107,958	5,428,128
Glen Burnie Bancorp.	598	7,487
Great Southern Bancorp. Inc.	8,930	526,959
Guaranty Bancshares Inc./TX	19,812	693,420
Hancock Whitney Corp.	97,586	5,089,110
Hanmi Financial Corp.	14,565	358,445
HarborOne Bancorp Inc.	64,592	905,580
Hawthorn Bancshares Inc.	9,048	228,733
HBT Financial Inc.	8,851	160,911
Heartland Financial USA Inc.	44,689	2,137,475
Heritage Commerce Corp.	71,887	808,729
Heritage Financial Corp./WA	21,867	547,987
Hilltop Holdings Inc.	70,584	2,075,170
Home BancShares Inc./AR	151,177	3,416,600
HomeStreet Inc.	11,074	524,686
HomeTrust Bancshares Inc.	17,466	515,771
Hope Bancorp Inc.	84,149	1,353,116
Horizon Bancorp Inc./IN	25,969	484,841
Huntington Bancshares Inc./OH	1,454,276	21,261,515
Independent Bank Corp.	36,751	3,002,189
Independent Bank Corp./MI	18,580	408,760
Independent Bank Group Inc.	25,724	1,830,520
International Bancshares Corp.	52,094	2,198,888
Investar Holding Corp.	10,332	197,238
Investors Bancorp. Inc.	171,698	2,563,451
JPMorgan Chase & Co.	2,887,199	393,582,968
KeyCorp	920,805	20,607,616
Lakeland Bancorp. Inc.	49,104	820,037
Lakeland Financial Corp.	24,660	1,800,180
Landmark Bancorp. Inc./Manhattan KS	861	22,670
LCNB Corp.	10,504	184,450
Limestone Bancorp. Inc.	457	9,533
Live Oak Bancshares Inc.(b)	35,337	1,798,300
M&T Bank Corp.	124,397	21,085,292
Macatawa Bank Corp.	29,547	266,219
MainStreet Bancshares Inc.(b)	3,013	73,246
Malvern Bancorp. Inc.(a)	8,186	131,877
Mercantile Bank Corp.	17,176	608,374
Meridian Corp.	1,164	37,353
Meta Financial Group Inc.	27,664	1,519,307
Metrocity Bankshares Inc.	18,850	442,598
Metropolitan Bank Holding Corp.(a)	7,757	789,430
Mid Penn Bancorp. Inc.	6,578	176,356
Middlefield Banc Corp.	538	13,353

Security	Shares	Value

Banks (continued)
Midland States Bancorp. Inc.	24,279	$700,692
MidWestOne Financial Group Inc.	9,765	323,222
MVB Financial Corp.	9,973	413,880
National Bank Holdings Corp., Class A	23,140	932,079
National Bankshares Inc.	9,507	353,565
NBT Bancorp. Inc.	36,179	1,307,147
Nicolet Bankshares Inc.(a)(b)	11,197	1,047,703
Northeast Bank	1,049	35,781
Northrim Bancorp. Inc.	8,220	358,145
Northwest Bancshares Inc.	93,733	1,266,333
Norwood Financial Corp.	2,275	65,042
Oak Valley Bancorp.	8,189	151,087
OceanFirst Financial Corp.	54,446	1,094,365
OFG Bancorp.	35,148	936,343
Ohio Valley Banc Corp.	781	23,586
Old National Bancorp./IN	219,579	3,596,704
Old Point Financial Corp.	766	18,767
Old Second Bancorp. Inc.	29,430	427,029
Origin Bancorp Inc.	16,856	712,840
Orrstown Financial Services Inc.	10,342	237,142
Pacific Premier Bancorp. Inc.	80,724	2,853,593
PacWest Bancorp.	105,301	4,541,632
Park National Corp.	17,489	2,297,705
Parke Bancorp. Inc.	9,413	222,241
Pathfinder Bancorp. Inc.	713	15,194
Patriot National Bancorp Inc.(a)	59	999
Peapack Gladstone Financial Corp.	12,341	428,850
Penns Woods Bancorp. Inc.	10,949	267,484
Peoples Bancorp. Inc./OH	26,032	815,062
Peoples Bancorp. of North Carolina Inc.	893	25,629
Peoples Financial Services Corp.	8,238	415,854
People’s United Financial Inc.	427,558	8,546,884
Pinnacle Financial Partners Inc.	78,904	7,265,480
Plumas Bancorp.	8,026	305,791
PNC Financial Services Group Inc. (The)	415,440	76,627,908
Popular Inc.	78,068	6,381,278
Preferred Bank/Los Angeles CA	5,779	428,166
Premier Financial Corp.	34,757	1,054,180
Primis Financial Corp.	19,653	274,749
Prosperity Bancshares Inc.	91,782	6,367,835
QCR Holdings Inc.	9,466	535,681
RBB Bancorp.	26,882	631,458
Regions Financial Corp.	928,313	20,664,247
Renasant Corp.	43,757	1,463,672
Republic Bancorp. Inc./KY, Class A	9,508	427,290
Republic First Bancorp. Inc.(a)	32,532	167,865
Riverview Bancorp. Inc.	18,623	140,604
S&T Bancorp. Inc.	19,099	564,948
Salisbury Bancorp. Inc.	207	11,592
Sandy Spring Bancorp. Inc.	60,612	2,722,691
SB Financial Group Inc.	2,303	45,853
Seacoast Banking Corp. of Florida	55,989	1,960,735
ServisFirst Bancshares Inc.	47,489	4,525,227
Shore Bancshares Inc.	20,468	419,185
Sierra Bancorp.	10,405	259,917
Signature Bank/New York NY	60,214	17,672,207
Silvergate Capital Corp., Class A(a)(b)	25,869	3,895,095
Simmons First National Corp., Class A	85,190	2,233,682
SmartFinancial Inc.	9,608	245,773
Sound Financial Bancorp. Inc.	260	9,914

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
South Plains Financial Inc.	2,685	$71,367
South State Corp.	73,999	6,037,578
Southern First Bancshares Inc.(a)	8,135	413,583
Southside Bancshares Inc.	22,706	927,086
Spirit of Texas Bancshares Inc.	26,330	691,952
Stock Yards Bancorp. Inc.	34,734	1,837,429
Summit Financial Group Inc.	8,857	226,651
Summit State Bank	954	16,247
SVB Financial Group(a)	57,099	31,944,036
Synovus Financial Corp.	151,278	7,412,622
Texas Capital Bancshares Inc.(a)	54,194	3,105,858
Tompkins Financial Corp.	9,548	747,322
Towne Bank/Portsmouth VA	75,628	2,264,302
TriCo Bancshares	35,229	1,410,217
TriState Capital Holdings Inc.(a)	20,744	689,323
Triumph Bancorp. Inc.(a)(b)	20,461	1,923,743
Truist Financial Corp.	1,304,562	73,968,665
Trustmark Corp.	60,524	1,839,324
U.S. Bancorp.	1,334,795	70,944,354
UMB Financial Corp.	43,647	4,240,743
Umpqua Holdings Corp.	215,020	4,055,277
Union Bankshares Inc./Morrisville VT	808	24,846
United Bancorp. Inc./OH	8,042	144,997
United Bancshares Inc./OH	679	21,837
United Bankshares Inc./WV	147,902	5,158,822
United Community Banks Inc./GA	95,674	3,329,455
United Security Bancshares/Fresno CA	9,708	80,576
Unity Bancorp. Inc.	8,197	229,352
Univest Financial Corp.	52,165	1,395,935
Valley National Bancorp.	422,944	5,506,731
Veritex Holdings Inc.	31,855	1,215,905
Village Bank and Trust Financial Corp.	113	5,966
Virginia National Bankshares Corp.	883	30,464
Washington Trust Bancorp. Inc.	16,905	887,513
Webster Financial Corp.	183,226	10,282,643
Wells Fargo & Co.	3,802,653	184,276,564
WesBanco Inc.	62,412	2,144,476
West Bancorp. Inc.	17,132	466,162
Westamerica Bancorp.	18,425	1,114,713
Western Alliance Bancorp.	104,857	8,684,257
Wintrust Financial Corp.	63,381	5,889,996
Zions Bancorp. N.A.	152,750	10,014,290

		1,794,219,489

Beverages — 1.3%
Alkaline Water Co. Inc. (The)(a)(b)	188,052	173,008
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	9,051	3,516,042
Brown-Forman Corp., Class A	54,094	3,393,858
Brown-Forman Corp., Class B, NVS	184,138	12,340,929
Celsius Holdings Inc.(a)	41,505	2,290,246
Coca-Cola Co. (The)	3,786,456	234,760,272
Coca-Cola Consolidated Inc.	3,700	1,838,345
Constellation Brands Inc., Class A	163,172	37,581,775
Duckhorn Portfolio Inc. (The)(a)	35,766	650,584
Eastside Distilling Inc.(a)(b)	8,258	7,909
Keurig Dr Pepper Inc.	720,287	27,298,877
MGP Ingredients Inc.	10,292	880,892
Molson Coors Beverage Co., Class B	185,937	9,925,317
Monster Beverage Corp.(a)	366,817	29,308,678
National Beverage Corp.	16,358	711,573
PepsiCo Inc.	1,344,071	224,970,604

Security	Shares	Value

Beverages (continued)
Reed’s Inc.(a)	9,052	$2,720
Willamette Valley Vineyards Inc.(a)	794	7,170

		589,658,799

Biotechnology — 2.4%
2seventy bio Inc.(a)(b)	21,187	361,450
4D Molecular Therapeutics Inc.(a)	17,950	271,404
89bio Inc.(a)	6,137	23,136
Aadi Bioscience Inc.(a)(b)	9,373	159,060
AbbVie Inc.	1,730,545	280,538,650
Abeona Therapeutics Inc.(a)	26,046	8,204
ACADIA Pharmaceuticals Inc.(a)(b)	116,974	2,833,110
Achieve Life Sciences Inc.(a)	94	712
Acorda Therapeutics Inc.(a)	7,494	12,065
Actinium Pharmaceuticals Inc.(a)(b)	6,459	33,005
Adagio Therapeutics Inc.(a)(b)	18,015	82,148
Adicet Bio Inc.(a)	10,464	208,966
ADMA Biologics Inc.(a)	55,966	102,418
Adverum Biotechnologies Inc.(a)(b)	108,226	141,776
Aeglea BioTherapeutics Inc.(a)	15,198	34,955
Agenus Inc.(a)	204,915	504,091
AgeX Therapeutics Inc.(a)(b)	7,280	6,217
Agios Pharmaceuticals Inc.(a)	53,893	1,568,825
AIkido Pharma Inc.(a)	41,434	18,645
AIM ImmunoTech Inc.(a)(b)	8,936	9,472
Akebia Therapeutics Inc.(a)(b)	169,334	121,565
Akero Therapeutics Inc.(a)(b)	18,387	260,912
Alaunos Therapeutics Inc.(a)(b)	179,071	116,826
Albireo Pharma Inc.(a)	14,626	436,294
Aldeyra Therapeutics Inc.(a)	77,458	344,301
Alector Inc.(a)(b)	90,170	1,284,922
Alkermes PLC(a)	153,337	4,034,296
Allakos Inc.(a)	91,723	522,821
Allena Pharmaceuticals Inc.(a)(b)	77,952	18,023
Allogene Therapeutics Inc.(a)(b)	61,475	560,037
Allovir Inc.(a)	52,641	355,327
Alnylam Pharmaceuticals Inc.(a)	115,913	18,927,434
Alpine Immune Sciences Inc.(a)	718	6,440
Altimmune Inc.(a)	49,766	303,075
ALX Oncology Holdings Inc.(a)(b)	33,739	570,189
Amgen Inc.	551,431	133,347,044
Amicus Therapeutics Inc.(a)(b)	269,491	2,552,080
AnaptysBio Inc.(a)	24,212	599,005
Anavex Life Sciences Corp.(a)(b)	105,103	1,293,818
Anika Therapeutics Inc.(a)	16,945	425,489
Anixa Biosciences Inc.(a)(b)	8,901	24,389
Annexon Inc.(a)	27,471	74,996
Annovis Bio Inc.(a)	8,997	120,110
Apellis Pharmaceuticals Inc.(a)	74,073	3,763,649
Applied Genetic Technologies Corp./DE(a)(b)	32,635	34,919
Applied Molecular Transport Inc.(a)	12,863	96,730
Applied Therapeutics Inc.(a)(b)	9,504	20,053
Aprea Therapeutics Inc.(a)(b)	14,218	26,445
Aptevo Therapeutics Inc.(a)	1,033	6,064
Aptinyx Inc.(a)	15,764	35,784
AquaBounty Technologies Inc.(a)(b)	102,840	192,311
Aravive Inc.(a)(b)	1,635	3,156
ARCA biopharma Inc.(a)(b)	48	110
Arcturus Therapeutics Holdings Inc.(a)(b)	18,812	507,172
Arcus Biosciences Inc.(a)(b)	45,659	1,440,998
Arcutis Biotherapeutics Inc.(a)	26,352	507,540

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Ardelyx Inc.(a)(b)	97,395	$104,213
Aridis Pharmaceuticals Inc.(a)(b)	6,432	11,320
Armata Pharmaceuticals Inc.(a)(b)	5	24
Arrowhead Pharmaceuticals Inc.(a)(b)	100,717	4,631,975
Assembly Biosciences Inc.(a)(b)	51,314	105,707
Astria Therapeutics Inc.(a)	76	510
Atara Biotherapeutics Inc.(a)(b)	91,616	851,113
Athenex Inc.(a)(b)	69,550	57,692
Athersys Inc.(a)(b)	290,557	175,932
Atreca Inc., Class A(a)(b)	46,679	147,972
aTyr Pharma Inc.(a)	406	2,172
Avalo Therapeutics Inc.(a)	43,404	31,455
AVEO Pharmaceuticals Inc.(a)(b)	20,784	116,183
Avid Bioservices Inc.(a)(b)	74,636	1,520,335
Avidity Biosciences Inc.(a)	59,154	1,092,574
Avita Medical Inc.(a)(b)	24,453	207,361
Avrobio Inc.(a)	45,442	59,983
Beam Therapeutics Inc.(a)(b)	43,586	2,497,478
Bellicum Pharmaceuticals Inc.(a)(b)	6,559	14,167
BioAtla Inc.(a)(b)	11,851	59,255
Biocept Inc.(a)(b)	189	438
BioCryst Pharmaceuticals Inc.(a)	165,382	2,689,111
Biogen Inc.(a)	145,388	30,618,713
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	59,416	7,044,955
BioMarin Pharmaceutical Inc.(a)	183,307	14,132,970
Bio-Path Holdings Inc.(a)	260	998
Bioxcel Therapeutics Inc.(a)	15,724	328,789
Black Diamond Therapeutics Inc.(a)	19,799	54,843
Bluebird Bio Inc.(a)(b)	63,842	309,634
Blueprint Medicines Corp.(a)	63,366	4,047,820
Bolt Biotherapeutics Inc.(a)(b)	20,195	55,334
BrainStorm Cell Therapeutics Inc.(a)(b)	17,855	59,993
Brickell Biotech Inc.(a)	983	263
Bridgebio Pharma Inc.(a)(b)	110,164	1,118,165
Brooklyn ImmunoTherapeutics Inc.(a)	10,017	20,535
C4 Therapeutics Inc.(a)(b)	37,143	901,089
Cabaletta Bio Inc.(a)	7,337	14,894
Caladrius Biosciences Inc.(a)	7,960	5,747
Calithera Biosciences Inc.(a)(b)	41,128	16,616
Calyxt Inc.(a)	34,308	35,680
Capricor Therapeutics Inc.(a)(b)	603	2,068
Cardiff Oncology Inc.(a)	37,062	91,914
CareDx Inc.(a)(b)	47,178	1,745,114
Caribou Biosciences Inc.(a)	33,042	303,326
CASI Pharmaceuticals Inc.(a)(b)	26,518	21,472
Catalyst Biosciences Inc.(a)	7,463	4,926
Catalyst Pharmaceuticals Inc.(a)	98,555	817,021
Celldex Therapeutics Inc.(a)(b)	40,858	1,391,623
Cellectar Biosciences Inc.(a)	59	41
CEL-SCI Corp.(a)(b)	58,631	230,420
CELSION Corp. , NVS	2,282	11,547
Cerevel Therapeutics Holdings Inc.(a)(b)	50,452	1,766,325
Checkpoint Therapeutics Inc.(a)(b)	43,368	76,761
ChemoCentryx Inc.(a)	54,430	1,364,560
Chimerix Inc.(a)	72,023	329,865
Chinook Therapeutics Inc.(a)	44,304	724,813
Cidara Therapeutics Inc.(a)	9,431	7,853
Clovis Oncology Inc.(a)(b)	88,617	179,006
Cohbar Inc.(a)(b)	186,039	58,472
Coherus Biosciences Inc.(a)(b)	86,458	1,116,173

Security	Shares	Value

Biotechnology (continued)
Concert Pharmaceuticals Inc.(a)	16,967	$57,179
Contra GTX Inc., NVS(b)(c)	722	740
ContraFect Corp.(a)(b)	16,883	61,623
Corbus Pharmaceuticals Holdings Inc.(a)	70,351	37,392
Cortexyme Inc.(a)(b)	14,215	87,991
Corvus Pharmaceuticals Inc.(a)(b)	901	1,478
Crinetics Pharmaceuticals Inc.(a)	43,307	950,589
CRISPR Therapeutics AG(a)	82,502	5,178,651
CTI BioPharma Corp.(a)(b)	29,816	139,241
Cue Biopharma Inc.(a)	29,435	143,643
Cullinan Oncology Inc.(a)(b)	18,740	196,208
Curis Inc.(a)(b)	95,492	227,271
Cyclacel Pharmaceuticals Inc.(a)	39	119
Cyclerion Therapeutics Inc.(a)(b)	16,128	17,902
Cytokinetics Inc.(a)	79,895	2,940,935
CytomX Therapeutics Inc.(a)	177,903	475,001
Deciphera Pharmaceuticals Inc.(a)(b)	38,644	358,230
Denali Therapeutics Inc.(a)(b)	95,039	3,057,405
DermTech Inc.(a)(b)	29,327	430,520
DiaMedica Therapeutics Inc.(a)	8,646	21,615
Dyadic International Inc.(a)(b)	2,880	8,669
Dynavax Technologies Corp.(a)(b)	84,647	917,573
Dyne Therapeutics Inc.(a)	41,227	397,428
Eagle Pharmaceuticals Inc./DE(a)	8,200	405,818
Editas Medicine Inc.(a)(b)	68,714	1,306,940
Eiger BioPharmaceuticals Inc.(a)	19,008	157,766
Eledon Pharmaceuticals Inc.(a)(b)	17	67
Emergent BioSolutions Inc.(a)	43,996	1,806,476
Enanta Pharmaceuticals Inc.(a)	15,613	1,111,333
Epizyme Inc.(a)	76,190	87,619
EQRx Inc.(a)(b)	219,405	906,143
Equillium Inc.(a)(b)	5,638	17,760
Erasca Inc.(a)(b)	43,147	371,064
Exact Sciences Corp.(a)(b)	167,516	11,712,719
Exagen Inc.(a)(b)	5,604	45,000
Exelixis Inc.(a)	313,345	7,103,531
Exicure Inc.(a)(b)	211,999	42,294
Fate Therapeutics Inc.(a)(b)	82,570	3,201,239
FibroGen Inc.(a)(b)	88,348	1,061,943
First Wave BioPharma Inc.(a)(b)	6,603	6,999
Forma Therapeutics Holdings Inc.(a)	16,926	157,412
Forte Biosciences Inc.(a)(b)	6,927	10,113
Fortress Biotech Inc.(a)(b)	97,881	133,118
Frequency Therapeutics Inc.(a)(b)	37,297	79,070
F-Star, NVS(c)	11,084	4,434
F-Star Therapeutics Inc.(a)(b)	14,162	50,275
F-Star Therapeutics Inc. New, NVS(c)	11,084	4,434
G1 Therapeutics Inc.(a)(b)	25,832	196,323
Galectin Therapeutics Inc.(a)(b)	34,669	55,817
Galera Therapeutics Inc.(a)	5,971	14,211
Gemini Therapeutics Inc.(a)(b)	45,860	63,745
Generation Bio Co.(a)(b)	57,035	418,637
Genocea Biosciences Inc.(a)(b)	1,549	1,936
Geron Corp.(a)(b)	366,030	497,801
Gilead Sciences Inc.	1,234,825	73,410,346
Global Blood Therapeutics Inc.(a)(b)	55,380	1,918,363
GlycoMimetics Inc.(a)(b)	42,404	48,341
Gossamer Bio Inc.(a)(b)	70,369	610,803
GreenLight Bioscience Inc., NVS(b)	85,856	826,793
Gritstone bio Inc.(a)(b)	70,866	291,968

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Halozyme Therapeutics Inc.(a)	141,717	$5,651,674
Harpoon Therapeutics Inc.(a)	13,673	67,955
Heat Biologics Inc.(a)(b)	12,043	36,852
Heron Therapeutics Inc.(a)(b)	83,195	475,875
Histogen Inc.(a)	1,358	340
Homology Medicines Inc.(a)	40,935	124,442
Hookipa Pharma Inc.(a)(b)	11,234	25,614
Horizon Therapeutics PLC(a)	219,096	23,051,090
Humanigen Inc.(a)(b)	105,602	317,862
iBio Inc.(a)(b)	470,517	201,475
Icosavax Inc.(a)(b)	22,923	161,378
Ideaya Biosciences Inc.(a)	33,264	372,224
Idera Pharmaceuticals Inc.(a)	10,527	5,264
IGM Biosciences Inc.(a)(b)	8,034	214,749
Immucell Corp.(a)(b)	736	7,102
Immunic Inc.(a)	3,877	43,810
ImmunityBio Inc.(a)(b)	55,915	313,683
ImmunoGen Inc.(a)	174,810	832,096
Immunovant Inc.(a)	50,054	275,798
Incyte Corp.(a)	187,973	14,928,816
Infinity Pharmaceuticals Inc.(a)(b)	54,148	61,729
Inhibrx Inc.(a)(b)	25,125	559,785
Inmune Bio Inc.(a)(b)	2,627	22,119
Inovio Pharmaceuticals Inc.(a)(b)	239,756	860,724
Insmed Inc.(a)(b)	126,767	2,979,024
Intellia Therapeutics Inc.(a)(b)	68,601	4,985,235
Intercept Pharmaceuticals Inc.(a)(b)	29,417	478,615
Ionis Pharmaceuticals Inc.(a)(b)	142,038	5,261,088
Iovance Biotherapeutics Inc.(a)(b)	136,569	2,273,874
Ironwood Pharmaceuticals Inc.(a)	152,163	1,914,211
IsoRay Inc.(a)(b)	61,532	22,336
iTeos Therapeutics Inc.(a)	32,446	1,044,112
IVERIC bio Inc.(a)(b)	108,402	1,824,406
Janux Therapeutics Inc.(a)(b)	29,008	415,975
Jounce Therapeutics Inc.(a)	19,225	130,538
KalVista Pharmaceuticals Inc.(a)(b)	16,553	243,991
Karuna Therapeutics Inc.(a)	19,110	2,422,957
Karyopharm Therapeutics Inc.(a)(b)	71,850	529,534
Keros Therapeutics Inc.(a)	14,158	769,912
Kezar Life Sciences Inc.(a)	33,033	549,008
Kiniksa Pharmaceuticals Ltd., Class A(a)	28,200	280,308
Kinnate Biopharma Inc.(a)	21,636	243,621
Kodiak Sciences Inc.(a)	30,086	232,264
Kronos Bio Inc.(a)	61,573	445,173
Krystal Biotech Inc.(a)	21,491	1,430,011
Kura Oncology Inc.(a)	64,404	1,035,616
Kymera Therapeutics Inc.(a)	34,479	1,459,151
La Jolla Pharmaceutical Co.(a)(b)	17,296	73,854
Lantheus Holdings Inc. New, NVS(a)(b)(c)	10,240	—
Larimar Therapeutics Inc.(a)	1,212	4,909
Lexicon Pharmaceuticals Inc.(a)(b)	49,836	104,157
Ligand Pharmaceuticals Inc.(a)(b)	18,237	2,051,480
Lineage Cell Therapeutics Inc.(a)(b)	105,711	162,795
LogicBio Therapeutics Inc.(a)(b)	6,993	4,756
Lumos Pharma Inc.(a)(b)	2,356	22,264
MacroGenics Inc.(a)	64,676	569,796
Madrigal Pharmaceuticals Inc.(a)	14,749	1,447,172
Magenta Therapeutics Inc.(a)	19,316	56,016
MannKind Corp.(a)(b)	283,763	1,044,248
Marker Therapeutics Inc.(a)(b)	104,026	45,771

Security	Shares	Value

Biotechnology (continued)
Matinas BioPharma Holdings Inc.(a)(b)	238,274	$191,668
MediciNova Inc.(a)(b)	29,234	78,055
MEI Pharma Inc.(a)(b)	48,119	28,992
Merrimack Pharmaceuticals Inc.(a)	9,730	61,542
Mersana Therapeutics Inc.(a)(b)	68,753	274,324
MiMedx Group Inc.(a)	81,913	385,810
Minerva Neurosciences Inc.(a)(b)	17,072	14,173
Miragen Therapeutics Inc., NVS(c)	119	—
Mirati Therapeutics Inc.(a)	51,265	4,215,008
Mirum Pharmaceuticals Inc.(a)	5,926	130,491
Moderna Inc.(a)(b)	343,372	59,149,261
Molecular Templates Inc.(a)	59,532	205,385
Moleculin Biotech Inc.(a)	7,009	12,476
Monte Rosa Therapeutics Inc.(a)(b)	27,912	391,326
Morphic Holding Inc.(a)	25,950	1,041,892
Mustang Bio Inc.(a)(b)	97,483	98,458
Myovant Sciences Ltd.(a)(b)	38,970	519,080
Myriad Genetics Inc.(a)	72,541	1,828,033
NanoViricides Inc.(a)	1,651	3,451
Natera Inc.(a)(b)	98,069	3,989,447
Navidea Biopharmaceuticals Inc.(a)	7,283	5,754
Neoleukin Therapeutics Inc.(a)	49,833	93,686
NeuBase Therapeutics Inc.(a)(b)	6,847	12,872
Neurocrine Biosciences Inc.(a)	88,952	8,339,250
NextCure Inc.(a)	19,357	94,075
Nkarta Inc.(a)	20,283	230,821
Novavax Inc.(a)(b)	72,694	5,353,913
Nurix Therapeutics Inc.(a)	43,577	610,514
Nuvalent Inc., Class A(a)(b)	24,006	333,443
Ocugen Inc.(a)(b)	169,898	560,663
Olema Pharmaceuticals Inc.(a)	16,626	70,827
OncoSec Medical Inc.(a)(b)	1,207	1,388
Oncternal Therapeutics Inc.(a)	91,623	127,356
OpGen Inc.(a)	1	1
OPKO Health Inc.(a)	414,651	1,426,399
Oragenics Inc.(a)	46,148	15,898
Organogenesis Holdings Inc., Class A(a)(b)	60,530	461,239
Organovo Holdings Inc.(a)(b)	3,278	12,325
Orgenesis Inc.(a)(b)	11,594	40,231
ORIC Pharmaceuticals Inc.(a)(b)	53,074	283,415
Ovid therapeutics Inc.(a)(b)	35,022	109,969
Oyster Point Pharma Inc.(a)	5,980	69,607
Palatin Technologies Inc.(a)(b)	134,490	61,879
Passage Bio Inc.(a)	24,229	75,110
PDL BioPharma Inc.(a)(c)	135,868	234,916
PDS Biotechnology Corp.(a)(b)	5,582	34,553
PhaseBio Pharmaceuticals Inc.(a)	45,548	60,123
Phio Pharmaceuticals Corp.(a)	7	6
Pieris Pharmaceuticals Inc.(a)	107,584	325,980
Plus Therapeutics Inc.(a)	9	9
PMV Pharmaceuticals Inc.(a)	43,633	908,439
Point Biopharma Global Inc.(a)(b)	94,307	751,627
PolarityTE Inc.(a)(b)	19,665	4,818
Praxis Precision Medicines Inc.(a)(b)	63,142	644,680
Precigen Inc.(a)(b)	105,450	222,499
Precision BioSciences Inc.(a)(b)	79,287	244,204
Prelude Therapeutics Inc.(a)(b)	11,340	78,246
Protagonist Therapeutics Inc.(a)	41,534	983,525
Protara Therapeutics Inc.(a)	3,853	19,689
Prothena Corp. PLC(a)	40,184	1,469,529

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
PTC Therapeutics Inc.(a)(b)	73,213	$2,731,577
Puma Biotechnology Inc.(a)	29,986	86,360
Qualigen Therapeutics Inc.(a)	578	381
Radius Health Inc.(a)	43,463	383,778
RAPT Therapeutics Inc.(a)(b)	30,204	664,186
Recursion Pharmaceuticals Inc., Class A(a)(b)	25,531	182,802
Regeneron Pharmaceuticals Inc.(a)	103,580	72,342,344
REGENXBIO Inc.(a)	51,087	1,695,578
Regulus Therapeutics Inc.(a)	1,182	352
Relay Therapeutics Inc.(a)(b)	78,666	2,354,473
Replimune Group Inc.(a)	28,472	483,455
REVOLUTION Medicines Inc.(a)(b)	75,963	1,937,816
Rexahn Pharmaceuticals Inc., NVS(c)	266	59
Rhythm Pharmaceuticals Inc.(a)	37,549	432,564
Rigel Pharmaceuticals Inc.(a)	204,564	611,646
Rocket Pharmaceuticals Inc.(a)(b)	39,435	625,439
Rubius Therapeutics Inc.(a)(b)	43,756	241,096
Sage Therapeutics Inc.(a)	51,175	1,693,892
Salarius Pharmaceuticals Inc.(a)	802	319
Sana Biotechnology Inc.(a)(b)	80,745	666,954
Sangamo Therapeutics Inc.(a)	111,559	648,158
Sarepta Therapeutics Inc.(a)(b)	90,510	7,070,641
Savara Inc.(a)(b)	18,802	24,631
Scholar Rock Holding Corp.(a)(b)	17,530	225,962
Seagen Inc.(a)	131,390	18,926,729
Selecta Biosciences Inc.(a)	212,285	261,111
SELLAS Life Sciences Group Inc.(a)	2	13
Seres Therapeutics Inc.(a)	53,901	383,775
Sesen Bio Inc.(a)(b)	126,492	76,237
Shattuck Labs Inc.(a)(b)	20,072	85,507
Silverback Therapeutics Inc.(a)(b)	14,025	49,228
Soleno Therapeutics Inc.(a)(b)	600	134
Solid Biosciences Inc.(a)(b)	33,893	40,672
Soligenix Inc.(a)(b)	16,392	11,965
Sonnet BioTherapeutics Holdings Inc.(a)	39	15
Sorrento Therapeutics Inc.(a)(b)	341,784	796,357
Spectrum Pharmaceuticals Inc.(a)	141,468	182,494
Spero Therapeutics Inc.(a)	11,541	100,407
SpringWorks Therapeutics Inc.(a)	24,002	1,354,673
Statera Biopharma Inc.(a)	741	233
Stoke Therapeutics Inc.(a)	19,416	408,707
Sutro Biopharma Inc.(a)	69,261	569,325
Syndax Pharmaceuticals Inc.(a)(b)	46,785	813,123
Synlogic Inc.(a)(b)	3,734	8,962
Synthetic Biologics Inc.(a)	1,090	311
Syros Pharmaceuticals Inc.(a)(b)	67,546	80,380
T2 Biosystems Inc.(a)(b)	70,832	37,123
Tango Therapeutics Inc.(a)(b)	62,392	472,931
Taysha Gene Therapies Inc.(a)(b)	43,459	283,353
TCR2 Therapeutics Inc.(a)(b)	35,102	96,882
Tempest Therapeutics Inc.(a)	88	299
Tenax Therapeutics Inc.(a)	627	508
TG Therapeutics Inc.(a)(b)	144,493	1,374,128
Tonix Pharmaceuticals Holding Corp.(a)(b)	546,324	125,764
Tracon Pharmaceuticals Inc.(a)	632	1,662
Travere Therapeutics Inc.(a)	61,914	1,595,524
Trevena Inc.(a)(b)	99,576	54,757
Turning Point Therapeutics Inc.(a)	55,037	1,477,743
Twist Bioscience Corp.(a)	51,396	2,537,934
Tyme Technologies Inc.(a)	247,176	86,512

Security	Shares	Value

Biotechnology (continued)
Ultragenyx Pharmaceutical Inc.(a)(b)	63,028	$4,577,093
uniQure NV(a)	36,926	667,253
United Therapeutics Corp.(a)	43,781	7,854,749
Vaccinex Inc.(a)(b)	2,566	3,387
Vanda Pharmaceuticals Inc.(a)	63,078	713,412
Vaxart Inc.(a)(b)	116,376	586,535
Vaxcyte Inc.(a)	17,782	429,435
VBI Vaccines Inc.(a)(b)	293,398	487,041
Veracyte Inc.(a)	74,033	2,041,090
Verastem Inc.(a)	120,171	169,441
Vericel Corp.(a)	44,461	1,699,299
Vertex Pharmaceuticals Inc.(a)	252,029	65,772,008
Verve Therapeutics Inc.(a)(b)	14,278	325,824
Viking Therapeutics Inc.(a)(b)	80,067	240,201
Vir Biotechnology Inc.(a)	81,534	2,097,054
Viracta Therapeutics Inc.(a)	3,227	15,361
Viridian Therapeutics Inc.(a)	7	129
VistaGen Therapeutics Inc.(a)(b)	176,979	219,454
Vor BioPharma Inc.(a)(b)	21,134	127,649
Voyager Therapeutics Inc.(a)(b)	27,681	210,929
vTv Therapeutics Inc., Class A(a)(b)	8,608	6,216
Vyant Bio Inc.(a)	257	368
X4 Pharmaceuticals Inc.(a)(b)	5,149	9,011
XBiotech Inc.	8,567	74,019
Xencor Inc.(a)	55,928	1,492,159
XOMA Corp.(a)	8,868	248,127
Yield10 Bioscience Inc.(a)(b)	7	37
Y-mAbs Therapeutics Inc.(a)(b)	29,328	348,417
Yumanity Therapeutics Inc.(a)(b)	330	495
Zentalis Pharmaceuticals Inc.(a)	35,589	1,642,076

		1,068,707,189

Building Products — 0.6%
A O Smith Corp.	130,039	8,308,192
AAON Inc.	37,352	2,081,627
Advanced Drainage Systems Inc.	53,560	6,363,464
Allegion PLC	90,136	9,895,130
Alpha Pro Tech Ltd.(a)	16,997	71,387
American Woodmark Corp.(a)	17,296	846,639
Apogee Enterprises Inc.	26,773	1,270,647
Armstrong Flooring Inc.(a)(b)	25,818	36,920
Armstrong World Industries Inc.	43,456	3,911,475
AZEK Co. Inc. (The)(a)	108,751	2,701,375
Builders FirstSource Inc.(a)	198,412	12,805,510
Carlisle Companies Inc.	51,838	12,748,001
Carrier Global Corp.	848,246	38,909,044
Cornerstone Building Brands Inc.(a)	35,395	860,806
CSW Industrials Inc.	17,695	2,080,755
Fortune Brands Home & Security Inc.	132,247	9,823,307
Gibraltar Industries Inc.(a)	36,671	1,575,019
Griffon Corp.	43,697	875,251
Hayward Holdings Inc.(a)(b)	41,296	686,340
Insteel Industries Inc.	27,092	1,002,133
Janus International Group Inc.(a)	64,763	582,867
JELD-WEN Holding Inc.(a)(b)	79,655	1,615,403
Jewett-Cameron Trading Co. Ltd.(a)	566	3,928
Johnson Controls International PLC	678,624	44,497,376
Lennox International Inc.	33,894	8,739,907
Masco Corp.	239,567	12,217,917
Masonite International Corp.(a)(b)	26,849	2,387,950
Owens Corning	96,521	8,831,672

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
PGT Innovations Inc.(a)	72,591	$1,305,186
Quanex Building Products Corp.	34,787	730,179
Resideo Technologies Inc.(a)	140,086	3,338,249
Simpson Manufacturing Co. Inc.	44,283	4,828,618
Tecnoglass Inc.(b)	37,068	935,596
Trane Technologies PLC	225,575	34,445,303
Trex Co. Inc.(a)	112,894	7,375,365
UFP Industries Inc.	63,510	4,900,432
View Inc.(a)(b)	90,568	166,645
Zurn Water Solutions Corp.	123,411	4,368,749

		258,124,364

Capital Markets — 3.1%
Affiliated Managers Group Inc.	42,391	5,975,012
Ameriprise Financial Inc.	107,267	32,218,716
Ares Management Corp., Class A	159,752	12,976,655
Artisan Partners Asset Management Inc., Class A	65,177	2,564,715
Ashford Inc.(a)	329	5,636
Assetmark Financial Holdings Inc.(a)	20,991	467,050
Associated Capital Group Inc., Class A	1,422	59,596
B. Riley Financial Inc.	16,581	1,160,007
Bank of New York Mellon Corp. (The)	721,497	35,807,896
BGC Partners Inc., Class A	408,405	1,796,982
BlackRock Inc.(d)	138,492	105,831,432
Blackstone Inc., NVS	688,510	87,399,459
Blucora Inc.(a)(b)	52,273	1,021,937
Blue Owl Capital Inc.	306,577	3,887,396
Bridge Investment Group Holdings Inc., Class A	50,938	1,036,588
BrightSphere Investment Group Inc.	50,521	1,225,134
Carlyle Group Inc. (The)	134,994	6,602,557
Cboe Global Markets Inc.	106,047	12,133,898
Charles Schwab Corp. (The)	1,467,024	123,684,794
CME Group Inc.	348,877	82,983,883
Cohen & Co. Inc.	735	11,870
Cohen & Steers Inc.	29,765	2,556,516
Coinbase Global Inc., Class A(a)(b)	30,019	5,699,407
Cowen Inc., Class A	26,035	705,549
Diamond Hill Investment Group Inc.	2,611	489,040
Donnelley Financial Solutions Inc.(a)	26,287	874,306
Evercore Inc., Class A	36,618	4,076,316
FactSet Research Systems Inc.	37,283	16,186,415
Federated Hermes Inc.	89,579	3,051,061
Focus Financial Partners Inc., Class A(a)	46,816	2,141,364
Franklin Resources Inc.	275,234	7,684,533
GAMCO Investors Inc., Class A	7,866	173,917
GCM Grosvenor Inc., Class A	62,970	611,439
Goldman Sachs Group Inc. (The)	330,910	109,233,414
Greenhill & Co. Inc.	26,821	414,921
Hamilton Lane Inc., Class A	38,791	2,998,156
Hennessy Advisors Inc.	5,487	55,528
Houlihan Lokey Inc.	51,805	4,548,479
Interactive Brokers Group Inc., Class A	80,997	5,338,512
Intercontinental Exchange Inc.	555,046	73,332,678
Invesco Ltd.	325,935	7,516,061
Janus Henderson Group PLC	160,221	5,610,939
Jefferies Financial Group Inc.	192,575	6,326,089
KKR & Co. Inc.	579,501	33,883,424
Lazard Ltd., Class A	113,397	3,912,197
LPL Financial Holdings Inc.	78,038	14,255,982
Manning & Napier Inc.	17,071	155,517
MarketAxess Holdings Inc.	36,927	12,562,565

Security	Shares	Value

Capital Markets (continued)
Moelis & Co., Class A	60,078	$2,820,662
Moody’s Corp.	157,977	53,303,020
Morgan Stanley	1,379,287	120,549,684
Morningstar Inc.	24,905	6,803,299
MSCI Inc.	79,998	40,229,394
Nasdaq Inc.	108,641	19,359,826
Northern Trust Corp.	207,512	24,164,772
Open Lending Corp., Class A(a)(b)	95,956	1,814,528
Oppenheimer Holdings Inc., Class A, NVS	8,999	392,176
Perella Weinberg Partners	64,807	612,426
Piper Sandler Cos	17,017	2,233,481
PJT Partners Inc., Class A	18,859	1,190,380
Pzena Investment Management Inc., Class A	17,014	136,452
Raymond James Financial Inc.	185,698	20,410,067
S&P Global Inc.	344,212	141,188,878
Safeguard Scientifics Inc.(a)	10,905	56,924
Sculptor Capital Management Inc.	25,868	360,341
SEI Investments Co.	109,779	6,609,794
Siebert Financial Corp.(a)	44,206	95,485
Silvercrest Asset Management Group Inc., Class A	8,292	169,571
State Street Corp.	356,160	31,028,659
StepStone Group Inc., Class A	43,285	1,431,002
Stifel Financial Corp.	106,116	7,205,276
StoneX Group Inc.(a)	17,052	1,265,770
T Rowe Price Group Inc.	224,501	33,942,306
TPG Inc.(a)(b)	33,943	1,023,042
Tradeweb Markets Inc., Class A(b)	100,965	8,871,795
U.S. Global Investors Inc., Class A, NVS	18,051	93,865
Value Line Inc.	194	12,998
Victory Capital Holdings Inc., Class A	26,361	761,042
Virtu Financial Inc., Class A	89,405	3,327,654
Virtus Investment Partners Inc.	7,794	1,870,482
Westwood Holdings Group Inc.	8,637	132,319
WisdomTree Investments Inc.	81,438	478,041

		1,377,190,949

Chemicals — 1.7%
Advanced Emissions Solutions Inc.(a)	50,253	312,574
AdvanSix Inc.	27,257	1,392,560
AgroFresh Solutions Inc.(a)(b)	26,062	49,518
Air Products and Chemicals Inc.	214,720	53,660,675
Albemarle Corp.	115,592	25,563,171
American Vanguard Corp.	26,033	528,991
Amyris Inc.(a)(b)	167,180	728,905
Ashland Global Holdings Inc.	54,114	5,325,359
Aspen Aerogels Inc.(a)(b)	21,648	746,423
Avient Corp.	91,199	4,377,552
Axalta Coating Systems Ltd.(a)	211,121	5,189,354
Balchem Corp.	28,360	3,876,812
Cabot Corp.	61,695	4,220,555
Celanese Corp.	107,117	15,303,806
CF Industries Holdings Inc.	211,044	21,750,195
Chase Corp.	8,578	745,514
Chemours Co. (The)	161,857	5,095,258
Core Molding Technologies Inc.(a)	8,583	92,353
Corteva Inc.	711,883	40,919,035
Danimer Scientific Inc.(a)(b)	61,417	359,904
Diversey Holdings Ltd.(a)(b)	46,360	350,945
Dow Inc.	721,607	45,980,798
DuPont de Nemours Inc.	499,920	36,784,114
Eastman Chemical Co.	129,787	14,543,931

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Ecolab Inc.	245,074	$43,270,265
Ecovyst Inc.	36,258	419,142
Element Solutions Inc.	204,906	4,487,441
Ferro Corp.(a)	80,268	1,745,026
Flotek Industries Inc.(a)	52,654	66,344
FMC Corp.	125,938	16,569,663
FutureFuel Corp.	21,507	209,263
GCP Applied Technologies Inc.(a)	59,397	1,866,254
Ginkgo Bioworks Holdings Inc.(a)(b)	1,151,178	4,639,247
Hawkins Inc.	17,828	818,305
HB Fuller Co.	44,779	2,958,549
Huntsman Corp.	210,437	7,893,492
Ikonics Corp., NVS	237	924
Ingevity Corp.(a)	43,699	2,799,795
Innospec Inc.	25,820	2,389,641
International Flavors & Fragrances Inc.	251,326	33,006,644
Intrepid Potash Inc.(a)	11,110	912,575
Koppers Holdings Inc.	18,003	495,443
Kronos Worldwide Inc.	20,116	312,200
Linde PLC	499,942	159,696,473
Livent Corp.(a)	157,984	4,118,643
LSB Industries Inc.(a)	23,394	510,925
LyondellBasell Industries NV, Class A	256,209	26,343,409
Marrone Bio Innovations Inc.(a)(b)	18,431	19,905
Minerals Technologies Inc.	35,134	2,324,114
Mosaic Co. (The)	364,091	24,212,052
NewMarket Corp.	7,889	2,559,034
Northern Technologies International Corp.	1,582	19,016
Olin Corp.	149,629	7,822,604
Origin Materials Inc.(a)(b)	125,616	826,553
Orion Engineered Carbons SA	60,706	969,475
PPG Industries Inc.	233,459	30,599,471
PureCycle Technologies Inc.(a)(b)	72,696	581,568
Quaker Chemical Corp.	15,284	2,641,228
Rayonier Advanced Materials Inc.(a)	50,357	330,846
RPM International Inc.	130,516	10,629,223
Scotts Miracle-Gro Co. (The)	38,529	4,737,526
Sensient Technologies Corp.	44,178	3,708,743
Sherwin-Williams Co. (The)	233,481	58,281,527
Stepan Co.	24,321	2,403,158
Trecora Resources(a)(b)	17,870	151,180
Tredegar Corp.	25,967	311,344
Trinseo PLC	33,116	1,586,919
Tronox Holdings PLC, Class A	99,852	1,976,071
Valvoline Inc.	187,413	5,914,754
Westlake Chemical Corp.	36,086	4,453,012
Zymergen Inc.(a)(b)	19,021	54,971

		770,542,259

Commercial Services & Supplies — 0.5%
ABM Industries Inc.	68,878	3,171,143
ACCO Brands Corp.	98,471	787,768
Acme United Corp.	740	24,975
ACV Auctions Inc., Class A(a)	93,979	1,391,829
Aqua Metals Inc.(a)(b)	52,811	79,745
ARC Document Solutions Inc.	35,828	139,729
Aurora Innovation Inc.(a)(b)	244,765	1,368,236
Brady Corp., Class A, NVS	44,347	2,051,936
BrightView Holdings Inc.(a)	80,725	1,098,667
Brink’s Co. (The)	52,992	3,603,456
Casella Waste Systems Inc., Class A(a)(b)	50,261	4,405,377

Security	Shares	Value

Commercial Services & Supplies (continued)
CECO Environmental Corp.(a)(b)	26,438	$145,145
Charah Solutions Inc.(a)(b)	8,465	42,240
Cimpress PLC(a)(b)	17,884	1,137,244
Cintas Corp.	85,718	36,463,580
Clean Harbors Inc.(a)	52,694	5,882,758
CompX International Inc.	257	6,045
Copart Inc.(a)	209,179	26,245,689
CoreCivic Inc.(a)	132,727	1,482,561
Deluxe Corp.	44,942	1,359,046
Driven Brands Holdings Inc.(a)	62,435	1,640,792
DSS Inc.(a)(b)	16,300	9,340
Ennis Inc.	26,056	481,254
Fuel Tech Inc.(a)	17,698	25,662
GEO Group Inc. (The)(a)	108,883	719,717
Harsco Corp.(a)	79,747	976,103
Healthcare Services Group Inc.	71,424	1,326,344
Heritage-Crystal Clean Inc.(a)	17,077	505,650
HNI Corp.	44,034	1,631,460
IAA Inc.(a)(b)	132,762	5,078,146
Interface Inc.	53,013	719,386
JanOne Inc.(a)	173	604
KAR Auction Services Inc.(a)	132,762	2,396,354
Kimball International Inc., Class B	58,811	496,953
Matthews International Corp., Class A	35,864	1,160,559
MillerKnoll Inc.	68,147	2,355,160
Montrose Environmental Group Inc.(a)(b)	25,761	1,363,530
MSA Safety Inc.	34,604	4,591,951
NL Industries Inc.	8,960	64,422
Odyssey Marine Exploration Inc.(a)(b)	8,244	54,905
Performant Financial Corp.(a)(b)	35,689	110,993
Perma-Fix Environmental Services Inc.(a)	9,611	53,149
Pitney Bowes Inc.	79,268	412,194
Quad/Graphics Inc.(a)(b)	25,826	179,232
Quest Resource Holding Corp.(a)	9,086	55,879
Republic Services Inc.	185,813	24,620,222
Rollins Inc.	222,739	7,807,002
SP Plus Corp.(a)	17,671	554,163
Steelcase Inc., Class A	88,035	1,052,018
Stericycle Inc.(a)	86,653	5,105,595
Team Inc.(a)	26,903	59,456
Tetra Tech Inc.	53,935	8,896,039
U.S. Ecology Inc.(a)	32,865	1,573,576
UniFirst Corp./MA	14,086	2,595,768
Viad Corp.(a)	17,946	639,595
Vidler Water Resouces Inc.(a)(b)	10,495	162,043
Virco Mfg. Corp.(a)	8,646	25,851
VSE Corp.	8,667	399,462
Waste Management Inc.	360,373	57,119,120
Wilhelmina International Inc.(a)	303	1,370

		227,908,188

Communications Equipment — 0.8%
ADTRAN Inc.	45,054	831,246
Applied Optoelectronics Inc.(a)(b)	20,652	75,380
Arista Networks Inc.(a)	217,562	30,236,767
Aviat Networks Inc.(a)(b)	14,922	459,150
BK Technologies Corp.	16,319	41,613
Calix Inc.(a)	42,627	1,829,125
Cambium Networks Corp.(a)	6,583	155,622
Casa Systems Inc.(a)(b)	27,265	123,238
Ciena Corp.(a)	156,860	9,510,422

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Cisco Systems Inc.	4,105,756	$228,936,955
Clearfield Inc.(a)	9,497	619,394
ClearOne Inc.(a)	9,442	8,617
CommScope Holding Co. Inc.(a)	192,627	1,517,901
Comtech Telecommunications Corp.	25,061	393,207
Digi International Inc.(a)	26,042	560,424
DZS Inc.(a)	7,729	107,201
EMCORE Corp.(a)(b)	11,389	42,139
Extreme Networks Inc.(a)	169,946	2,075,041
F5 Inc.(a)	60,669	12,676,787
Genasys Inc.(a)(b)	27,531	75,710
Harmonic Inc.(a)(b)	121,786	1,131,392
Infinera Corp.(a)(b)	240,610	2,086,089
Inseego Corp.(a)(b)	60,163	243,660
Juniper Networks Inc.	308,549	11,465,681
KVH Industries Inc.(a)	17,000	154,700
Lantronix Inc.(a)	8,772	58,597
Lumentum Holdings Inc.(a)(b)	77,625	7,576,200
Motorola Solutions Inc.	163,560	39,614,232
NETGEAR Inc.(a)	34,652	855,211
NetScout Systems Inc.(a)	69,112	2,217,113
Network-1 Technologies Inc.	9,731	25,398
Optical Cable Corp.(a)	8,737	37,045
PCTEL Inc.	12,390	57,490
Plantronics Inc.(a)	34,726	1,368,204
Ribbon Communications Inc.(a)(b)	88,902	274,707
TESSCO Technologies Inc.(a)	8,172	49,359
Ubiquiti Inc.(b)	5,119	1,490,448
Viasat Inc.(a)	80,705	3,938,404
Viavi Solutions Inc.(a)(b)	223,036	3,586,419
Vislink Technologies Inc.(a)(b)	4	4

		366,506,292

Construction & Engineering — 0.2%
AECOM	135,700	10,423,117
Ameresco Inc., Class A(a)(b)	32,175	2,557,913
API Group Corp.(a)	156,669	3,294,749
Arcosa Inc.	46,156	2,642,431
Argan Inc.	11,854	481,154
Comfort Systems USA Inc.	35,103	3,124,518
Concrete Pumping Holdings Inc.(a)(b)	11,420	76,514
Construction Partners Inc., Class A(a)(b)	45,439	1,189,593
Dycom Industries Inc.(a)	28,384	2,703,860
EMCOR Group Inc.	55,223	6,219,766
Fluor Corp.(a)(b)	140,425	4,028,793
Granite Construction Inc.	43,403	1,423,618
Great Lakes Dredge & Dock Corp.(a)	53,608	752,120
Infrastructure and Energy Alternatives Inc.(a)	9,989	118,370
INNOVATE Corp.(a)(b)	38,900	143,541
Limbach Holdings Inc.(a)	6,603	45,891
MasTec Inc.(a)	52,367	4,561,166
Matrix Service Co.(a)	26,463	217,526
MDU Resources Group Inc.	211,491	5,636,235
MYR Group Inc.(a)	18,045	1,696,952
Northwest Pipe Co.(a)(b)	9,767	248,570
NV5 Global Inc.(a)(b)	12,494	1,665,450
Orbital Energy Group Inc.(a)(b)	26,968	49,621
Orion Group Holdings Inc.(a)(b)	26,664	66,127
Primoris Services Corp.	58,463	1,392,589
Quanta Services Inc.	140,617	18,506,603
Sterling Construction Co. Inc.(a)	19,661	526,915

Security	Shares	Value

Construction & Engineering (continued)
Tutor Perini Corp.(a)	36,227	$391,252
Valmont Industries Inc.	20,514	4,894,640
WillScot Mobile Mini Holdings Corp.(a)	220,802	8,639,982

		87,719,576

Construction Materials — 0.1%
Eagle Materials Inc.	38,113	4,892,185
Martin Marietta Materials Inc.	61,291	23,590,293
Summit Materials Inc., Class A(a)	116,409	3,615,664
United States Lime & Minerals Inc.	502	58,252
Vulcan Materials Co.	127,109	23,349,923

		55,506,317

Consumer Finance — 0.6%
Ally Financial Inc.	345,708	15,031,384
American Express Co.	601,382	112,458,434
Atlanticus Holdings Corp.(a)	8,044	416,599
Capital One Financial Corp.	401,339	52,691,797
Consumer Portfolio Services Inc.(a)	17,967	182,545
Credit Acceptance Corp.(a)(b)	8,739	4,809,683
Curo Group Holdings Corp.	33,904	442,447
Discover Financial Services	284,925	31,395,886
Encore Capital Group Inc.(a)(b)	22,962	1,440,406
Enova International Inc.(a)	29,470	1,118,976
EZCORP Inc., Class A, NVS(a)	52,774	318,755
FirstCash Holdings Inc.	43,421	3,054,233
Green Dot Corp., Class A(a)	39,318	1,080,459
Katapult Holdings Inc.(a)(b)	139,572	332,181
LendingClub Corp.(a)	89,396	1,410,669
LendingTree Inc.(a)(b)	10,446	1,250,073
Navient Corp.	162,091	2,762,031
Nelnet Inc., Class A	25,260	2,146,847
Nicholas Financial Inc.(a)	9,487	97,242
OneMain Holdings Inc.	108,862	5,161,147
Oportun Financial Corp.(a)	10,233	146,946
PRA Group Inc.(a)(b)	24,806	1,118,255
PROG Holdings Inc.(a)	68,077	1,958,575
Regional Management Corp.	9,891	480,406
SLM Corp.	318,609	5,849,661
SoFi Technologies Inc.(a)(b)	630,784	5,960,909
Synchrony Financial	533,214	18,561,179
Upstart Holdings Inc.(a)(b)	45,055	4,915,050
World Acceptance Corp.(a)	5,528	1,060,492

		277,653,267

Containers & Packaging — 0.4%
Amcor PLC	1,498,632	16,979,501
AptarGroup Inc.	61,138	7,183,715
Avery Dennison Corp.	82,509	14,354,091
Ball Corp.	317,750	28,597,500
Berry Global Group Inc.(a)	132,196	7,662,080
Crown Holdings Inc.	124,675	15,595,596
Graphic Packaging Holding Co.	294,160	5,894,966
Greif Inc., Class A, NVS	26,364	1,715,242
Greif Inc., Class B	8,799	561,024
International Paper Co.	386,435	17,833,975
Myers Industries Inc.	26,538	573,221
O-I Glass Inc.(a)(b)	159,979	2,108,523
Packaging Corp. of America	91,923	14,350,100
Pactiv Evergreen Inc.	42,495	427,500
Ranpak Holdings Corp.(a)(b)	31,640	646,405
Sealed Air Corp.	142,887	9,567,713

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging (continued)
Silgan Holdings Inc.	94,781	$4,381,726
Sonoco Products Co.	98,747	6,177,612
TriMas Corp.	44,182	1,417,800
Westrock Co.	258,898	12,175,973

		168,204,263

Distributors — 0.1%
AMCON Distributing Co.	53	8,231
Educational Development Corp.	1,390	10,773
Funko Inc., Class A(a)	17,277	298,028
Genuine Parts Co.	136,457	17,196,311
Greenlane Holdings Inc., Class A(a)(b)	6,899	3,863
LKQ Corp.	263,048	11,945,010
Pool Corp.	38,407	16,240,400
Weyco Group Inc.	8,194	202,556

		45,905,172

Diversified Consumer Services — 0.1%
2U Inc.(a)	79,540	1,056,291
ADT Inc.	150,979	1,145,931
Adtalem Global Education Inc.(a)(b)	53,404	1,586,633
American Public Education Inc.(a)	17,465	370,957
Beachbody Co. Inc. (The)(a)(b)	144,181	327,291
Bright Horizons Family Solutions Inc.(a)	59,997	7,961,002
Carriage Services Inc.	17,506	933,595
Chegg Inc.(a)(b)	138,365	5,019,882
Coursera Inc.(a)	78,377	1,805,806
Duolingo Inc, Class A(a)	5,836	555,062
frontdoor Inc.(a)	86,158	2,571,816
Graham Holdings Co., Class B	3,232	1,976,271
Grand Canyon Education Inc.(a)(b)	43,308	4,205,640
H&R Block Inc.	165,954	4,321,442
Houghton Mifflin Harcourt Co.(a)	111,811	2,349,149
Laureate Education Inc., Class A	107,871	1,278,271
Lincoln Educational Services Corp.(a)	26,385	188,653
Mister Car Wash Inc.(a)(b)	48,015	710,142
OneSpaWorld Holdings Ltd.(a)(b)	32,328	329,746
Perdoceo Education Corp.(a)	62,473	717,190
PowerSchool Holdings Inc., Class A(a)	38,694	638,838
Regis Corp.(a)(b)	35,634	75,544
Rover Group Inc.(a)(b)	73,590	424,614
Service Corp. International	165,035	10,862,604
Strategic Education Inc.	23,690	1,572,542
Stride Inc.(a)(b)	44,624	1,621,190
Terminix Global Holdings Inc.(a)(b)	112,241	5,121,557
Universal Technical Institute Inc.(a)	18,063	159,858
Vivint Smart Home Inc.(a)	38,757	261,997
WW International Inc.(a)(b)	51,719	529,085
XpresSpa Group Inc.(a)(b)	67,324	76,076
Zovio Inc.(a)(b)	17,613	14,444

		60,769,119

Diversified Financial Services — 1.5%
Alerus Financial Corp.	16,542	457,221
A-Mark Precious Metals Inc.	10,128	783,300
Apollo Global Management Inc.	358,266	22,208,909
Berkshire Hathaway Inc., Class B(a)	1,786,079	630,325,140
Cannae Holdings Inc.(a)	80,008	1,913,791
Equitable Holdings Inc.	383,195	11,844,557
FlexShopper Inc.(a)(b)	9,581	16,384
GWG Holdings Inc.(a)(b)	186	1,008
Jackson Financial Inc., Class A	82,587	3,652,823

Security	Shares	Value

Diversified Financial Services (continued)
LM Funding America Inc.(a)	85	$243
Voya Financial Inc.	108,222	7,180,530

		678,383,906

Diversified Telecommunication Services — 0.9%
Anterix Inc.(a)	26,133	1,513,101
AST SpaceMobile Inc.(a)(b)	78,084	779,278
AT&T Inc.	6,978,398	164,899,545
ATN International Inc.	9,051	360,954
Bandwidth Inc., Class A(a)(b)	27,708	897,462
Cogent Communications Holdings Inc.	49,083	3,256,657
Consolidated Communications Holdings Inc.(a)	71,620	422,558
EchoStar Corp., Class A(a)(b)	44,319	1,078,725
Frontier Communications Parent Inc.(a)(b)	203,090	5,619,500
Globalstar Inc.(a)(b)	611,201	898,466
IDT Corp., Class B(a)	15,182	517,554
Iridium Communications Inc.(a)	139,168	5,611,254
Liberty Global PLC, Class A(a)	137,532	3,508,441
Liberty Global PLC, Class C, NVS(a)	334,296	8,661,609
Liberty Latin America Ltd., Class A(a)	52,302	507,329
Liberty Latin America Ltd., Class C, NVS(a)	148,799	1,426,982
Lumen Technologies Inc.	909,773	10,253,142
Ooma Inc.(a)	16,854	252,642
Radius Global Infrastructure Inc., Class A(a)(b)	91,950	1,313,046
Verizon Communications Inc.	4,079,864	207,828,272

		419,606,517

Electric Utilities — 1.6%
ALLETE Inc.	50,956	3,413,033
Alliant Energy Corp.	251,329	15,703,036
American Electric Power Co. Inc.	490,602	48,947,362
Avangrid Inc.	72,422	3,385,004
Constellation Energy Corp.	318,223	17,900,044
Duke Energy Corp.	751,168	83,875,419
Edison International	370,157	25,948,006
Entergy Corp.	192,997	22,532,400
Evergy Inc.	228,309	15,602,637
Eversource Energy	339,273	29,920,486
Exelon Corp.	954,670	45,470,932
FirstEnergy Corp.	562,443	25,793,636
Genie Energy Ltd., Class B	17,608	118,854
Hawaiian Electric Industries Inc.	105,906	4,480,883
IDACORP Inc.	51,503	5,941,386
MGE Energy Inc.	43,234	3,449,641
NextEra Energy Inc.	1,922,454	162,851,078
NRG Energy Inc.	239,230	9,176,863
OGE Energy Corp.	197,912	8,070,851
Otter Tail Corp.	45,254	2,828,375
PG&E Corp.(a)	1,459,479	17,426,179
Pinnacle West Capital Corp.	114,142	8,914,490
PNM Resources Inc.	79,293	3,779,897
Portland General Electric Co.	88,095	4,858,439
PPL Corp.	752,277	21,485,031
Southern Co. (The)	1,029,847	74,674,206
Via Renewables Inc.	16,802	138,449
Xcel Energy Inc.	528,891	38,170,063

		704,856,680

Electrical Equipment — 0.7%
Acuity Brands Inc.	32,444	6,141,649
Advent Technologies Holdings Inc.(a)(b)	61,541	142,775
Allied Motion Technologies Inc.(b)	11,888	354,738

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
American Superconductor Corp.(a)(b)	43,901	$334,087
AMETEK Inc.	224,841	29,944,324
Array Technologies Inc.(a)	140,805	1,586,872
Atkore Inc.(a)	43,081	4,240,894
AZZ Inc.	35,309	1,703,306
Babcock & Wilcox Enterprises Inc.(a)	53,315	435,050
Beam Global(a)(b)	5,991	122,516
Blink Charging Co.(a)(b)	35,514	939,700
Bloom Energy Corp., Class A(a)(b)	161,843	3,908,509
Broadwind Inc.(a)(b)	17,626	38,248
Capstone Green Energy Corp.(a)	1,371	5,649
ChargePoint Holdings Inc.(a)(b)	159,695	3,174,737
Eaton Corp. PLC	385,836	58,554,471
Emerson Electric Co.	584,327	57,293,262
Encore Wire Corp.	18,332	2,091,131
Energous Corp.(a)(b)	36,724	44,069
Energy Focus Inc.(a)	1,425	1,938
EnerSys	43,792	3,265,569
Enovix Corp.(a)(b)	95,249	1,359,203
Eos Energy Enterprises Inc.(a)(b)	37,759	157,833
Espey Manufacturing & Electronics Corp.(a)	612	8,507
FuelCell Energy Inc.(a)(b)	409,156	2,356,739
Generac Holdings Inc.(a)	62,371	18,540,404
GrafTech International Ltd.	164,806	1,585,434
Hubbell Inc.	52,668	9,678,798
Ideal Power Inc.(a)(b)	636	5,597
LSI Industries Inc.	25,959	155,754
nVent Electric PLC	169,669	5,901,088
Ocean Power Technologies Inc.(a)	15	21
Orion Energy Systems Inc.(a)	26,892	75,298
Pioneer Power Solutions Inc.	8,087	45,772
Plug Power Inc.(a)(b)	506,072	14,478,720
Powell Industries Inc.	8,804	170,974
Preformed Line Products Co.	650	41,223
Regal Rexnord Corp.	65,554	9,753,124
Rockwell Automation Inc.	113,839	31,878,335
Romeo Power Inc.(a)(b)	85,634	127,595
Sensata Technologies Holding PLC(a)(b)	160,866	8,180,036
Servotronics Inc.(a)	113	1,656
SES AI Corp. , NVS(b)	123,229	1,115,223
Shoals Technologies Group Inc., Class A(a)(b)	90,334	1,539,291
Stem Inc.(a)(b)	136,977	1,508,117
Sunrun Inc.(a)(b)	201,423	6,117,217
Sunworks Inc.(a)(b)	23,115	58,250
Thermon Group Holdings Inc.(a)	27,516	445,759
TPI Composites Inc.(a)	37,856	532,255
Ultralife Corp.(a)(b)	9,085	48,786
Vertiv Holdings Co.	290,941	4,073,174
Vicor Corp.(a)	24,028	1,695,175
Westwater Resources Inc.(a)	22,970	45,940

		296,004,792

Electronic Equipment, Instruments & Components — 0.8%
908 Devices Inc.(a)	15,503	294,712
ADDvantage Technologies Group Inc.(a)(b)	8,066	11,212
Advanced Energy Industries Inc.	35,918	3,091,821
Aeva Technologies Inc.(a)(b)	89,518	387,613
Akoustis Technologies Inc.(a)(b)	51,499	334,744
Amphenol Corp., Class A	584,936	44,074,928
Arlo Technologies Inc.(a)	62,489	553,653
Arrow Electronics Inc.(a)	73,914	8,768,418

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Autoscope Technologies Corp.	8,211	$51,811
Avnet Inc.	105,161	4,268,485
Badger Meter Inc.	33,117	3,302,096
Bel Fuse Inc., Class A	246	5,166
Bel Fuse Inc., Class B, NVS	8,864	158,134
Belden Inc.(b)	43,623	2,416,714
Benchmark Electronics Inc.	45,182	1,131,357
CDW Corp./DE	134,306	24,026,000
Cemtrex Inc.(a)	788	496
ClearSign Technologies Corp.(a)	2,687	4,380
Coda Octopus Group Inc.(a)(b)	43,771	287,575
Cognex Corp.	170,083	13,121,903
Coherent Inc.(a)	25,729	7,033,279
Corning Inc.	719,326	26,550,323
CPS Technologies Corp.(a)(b)	8,664	45,139
CTS Corp.	27,529	972,875
Daktronics Inc.(a)	35,754	137,295
Data I/O Corp.(a)	8,580	36,465
Digital Ally Inc.(a)	889	969
Electro-Sensors Inc.(a)	222	1,110
ePlus Inc.(a)	33,444	1,874,871
Fabrinet(a)(b)	35,544	3,736,741
FARO Technologies Inc.(a)	17,604	914,000
Frequency Electronics Inc.(a)	8,580	74,646
Identiv Inc.(a)(b)	9,739	157,480
II-VI Inc.(a)(b)	106,105	7,691,551
Insight Enterprises Inc.(a)(b)	35,483	3,808,036
Intellicheck Inc.(a)(b)	12,031	30,679
IPG Photonics Corp.(a)	35,625	3,910,200
Iteris Inc.(a)(b)	26,429	78,758
Itron Inc.(a)	41,754	2,199,601
Jabil Inc.	142,493	8,796,093
Key Tronic Corp.(a)	9,021	50,969
Keysight Technologies Inc.(a)	178,170	28,145,515
Kimball Electronics Inc.(a)(b)	19,808	395,962
Knowles Corp.(a)	48,838	1,051,482
LGL Group Inc. (The)(a)	449	4,917
LightPath Technologies Inc., Class A(a)(b)	9,689	19,087
Lightwave Logic Inc.(a)(b)	115,114	1,106,246
Littelfuse Inc.	24,974	6,228,765
Luna Innovations Inc.(a)	34,909	269,148
Methode Electronics Inc.	35,658	1,542,209
MicroVision Inc.(a)(b)	144,439	674,530
MICT Inc.(a)(b)	49,448	30,223
Napco Security Technologies Inc.(a)(b)	19,424	398,580
National Instruments Corp.	134,053	5,441,211
Neonode Inc.(a)(b)	2,003	12,178
nLight Inc.(a)(b)	37,707	653,839
Novanta Inc.(a)(b)	34,866	4,961,083
OSI Systems Inc.(a)(b)	6,425	546,896
Ouster Inc.(a)(b)	77,383	348,224
PAR Technology Corp.(a)(b)	20,701	835,078
PC Connection Inc.	15,859	830,853
Plexus Corp.(a)	26,384	2,158,475
Powerfleet Inc.(a)(b)	14,830	44,045
Research Frontiers Inc.(a)(b)	17,889	34,347
RF Industries Ltd.(a)	8,587	61,912
Richardson Electronics Ltd.	9,558	118,902
Rogers Corp.(a)	17,885	4,859,354
Sanmina Corp.(a)	74,092	2,994,799

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
ScanSource Inc.(a)	26,473	$920,996
Schmitt Industries Inc.(a)	498	2,395
SigmaTron International Inc.(a)(b)	8,051	54,988
Taitron Components Inc., Class A	800	3,072
TD SYNNEX Corp.	41,860	4,320,371
TE Connectivity Ltd.	315,921	41,379,333
Teledyne Technologies Inc.(a)	46,124	21,799,586
Trimble Inc.(a)	247,711	17,869,872
TTM Technologies Inc.(a)	96,667	1,432,605
Universal Security Instruments Inc.(a)(b)	622	2,644
Velodyne Lidar Inc.(a)	198,383	507,860
Vishay Intertechnology Inc.	125,165	2,453,234
Vishay Precision Group Inc.(a)	9,629	309,572
Vontier Corp.	168,076	4,267,450
Wayside Technology Group Inc.	830	28,386
Wireless Telecom Group Inc.(a)(b)	17,551	30,188
ZAGG Inc., NVS(c)	23,161	2,084
Zebra Technologies Corp., Class A(a)(b)	52,179	21,586,452

		355,131,246

Energy Equipment & Services — 0.4%
Archrock Inc.	133,203	1,229,464
Baker Hughes Co.	886,407	32,274,079
Bristow Group Inc.(a)	33,906	1,257,234
Cactus Inc., Class A	63,925	3,627,104
ChampionX Corp.(a)	217,545	5,325,502
Core Laboratories NV(b)	44,125	1,395,674
DMC Global Inc.(a)	15,492	472,506
Dril-Quip Inc.(a)	33,873	1,265,157
ENGlobal Corp.(a)(b)	17,094	22,222
Enservco Corp.(a)(b)	1,440	3,888
Expro Group Holdings NV(a)(b)	13,968	248,351
Exterran Corp.(a)(b)	51,762	321,442
Forum Energy Technologies Inc.(a)(b)	6,235	142,782
Geospace Technologies Corp.(a)	16,925	97,319
Gulf Island Fabrication Inc.(a)	9,773	38,310
Halliburton Co.	868,668	32,896,457
Helix Energy Solutions Group Inc.(a)	134,686	643,799
Helmerich & Payne Inc.	106,072	4,537,760
Independence Contract Drilling Inc.(a)	1,050	4,337
ION Geophysical Corp.(a)(b)	8,846	7,714
KLX Energy Services Holdings Inc.(a)	5,403	27,934
Liberty Oilfield Services Inc., Class A(a)(b)	102,791	1,523,363
Mammoth Energy Services Inc.(a)	26,618	56,696
MIND Technology Inc.(a)	9,542	12,023
Nabors Industries Ltd.(a)	5,963	910,669
Natural Gas Services Group Inc.(a)	17	202
NCS Multistage Holdings Inc.(a)(b)	5,920	296,355
Newpark Resources Inc.(a)	88,030	322,190
NexTier Oilfield Solutions Inc.(a)	162,144	1,498,211
Nine Energy Service Inc.(a)(b)	16,480	61,635
Noble Corp.(a)(b)	58,963	2,066,653
NOV Inc.	378,392	7,420,267
Oceaneering International Inc.(a)	41,838	634,264
Oil States International Inc.(a)	68,974	479,369
Patterson-UTI Energy Inc.	219,318	3,395,043
Profire Energy Inc.(a)(b)	27,314	35,508
ProPetro Holding Corp.(a)	81,379	1,133,609
Ranger Energy Services Inc.(a)(b)	5,537	56,754
RPC Inc.(a)	47,160	503,197
Schlumberger NV	1,376,023	56,843,510

Security	Shares	Value

Energy Equipment & Services (continued)
SEACOR Marine Holdings Inc.(a)(b)	44,829	$361,770
Select Energy Services Inc., Class A(a)	53,990	462,694
Smart Sand Inc.(a)(b)	138,976	479,467
Solaris Oilfield Infrastructure Inc., Class A	35,198	397,385
Superior Drilling Products Inc.(a)(b)	8,728	9,252
TechnipFMC PLC(a)(b)	417,761	3,237,648
TETRA Technologies Inc.(a)	88,447	363,517
Tidewater Inc.(a)(b)	32,246	701,028
Transocean Ltd.(a)(b)	582,234	2,660,809
U.S. Silica Holdings Inc.(a)	63,067	1,176,830
U.S. Well Services Inc.(a)(b)	17,877	19,665
Valaris Ltd.(a)(b)	63,678	3,309,346
Weatherford International PLC(a)(b)	63,642	2,119,279

		178,387,243

Entertainment — 1.4%
Activision Blizzard Inc.	762,947	61,119,684
AMC Entertainment Holdings Inc., Class A(a)(b)	494,744	12,190,492
Ballantyne Strong Inc.(a)	9,680	29,814
Chicken Soup For The Soul Entertainment Inc.(a)(b)	3,008	24,034
Cinedigm Corp., Class A(a)(b)	87,764	71,405
Cinemark Holdings Inc.(a)	106,155	1,834,358
CuriosityStream Inc.(a)(b)	59,482	172,498
Electronic Arts Inc.	277,587	35,117,531
Gaia Inc.(a)	17,634	86,759
Liberty Media Corp.-Liberty Braves, Class A(a)(b)	19,237	553,641
Liberty Media Corp.-Liberty Braves, Class C, NVS(a)	34,937	975,092
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	17,172	1,084,068
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)(b)	202,141	14,117,528
Lions Gate Entertainment Corp., Class A(a)(b)	56,037	910,601
Lions Gate Entertainment Corp., Class B, NVS(a)	113,118	1,700,164
Live Nation Entertainment Inc.(a)	137,840	16,215,498
LiveOne Inc(a)(b)	91,326	74,522
Madison Square Garden Entertainment Corp.(a)(b)	25,344	2,111,409
Madison Square Garden Sports Corp.(a)	17,356	3,112,972
Marcus Corp. (The)(a)(b)	23,146	409,684
Netflix Inc.(a)	435,777	163,237,706
Playstudios Inc.(a)(b)	175,100	849,235
Playtika Holding Corp.(a)	100,925	1,950,880
Reading International Inc., Class A, NVS(a)	17,474	74,789
Roku Inc.(a)(b)	113,696	14,242,698
Skillz Inc.(a)(b)	237,687	713,061
Take-Two Interactive Software Inc.(a)	113,707	17,481,314
Walt Disney Co. (The)(a)	1,784,965	244,825,799
Warner Music Group Corp., Class A	101,382	3,837,309
World Wrestling Entertainment Inc., Class A(b)	45,270	2,826,659
Zynga Inc., Class A(a)	1,083,827	10,014,562

		611,965,766

Equity Real Estate Investment Trusts (REITs) — 3.3%
Acadia Realty Trust	70,407	1,525,720
ACRE Realty Investors Inc.(a)(c)	2,715	—
Agree Realty Corp.	67,837	4,501,663
Alexander & Baldwin Inc.	62,021	1,438,267
Alexander’s Inc.	1,605	411,249
Alexandria Real Estate Equities Inc.	152,780	30,746,975
American Assets Trust Inc.	43,831	1,660,757
American Campus Communities Inc.	133,744	7,485,652
American Homes 4 Rent, Class A	272,098	10,892,083

76	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
American Tower Corp.	448,112	$112,574,697
Americold Realty Trust	264,873	7,384,659
Apartment Income REIT Corp.	148,997	7,965,380
Apartment Investment & Management Co., Class A(a)	149,133	1,091,654
Apple Hospitality REIT Inc.	233,592	4,197,648
Armada Hoffler Properties Inc.	62,014	905,404
Ashford Hospitality Trust Inc.(a)	20,663	210,763
AvalonBay Communities Inc.	135,758	33,718,214
Bluerock Residential Growth REIT Inc., Class A(b)	21,394	568,439
Boston Properties Inc.	137,848	17,754,822
Braemar Hotels & Resorts Inc.	25,763	159,215
Brandywine Realty Trust	103,424	1,462,415
Brixmor Property Group Inc.	294,810	7,609,046
Broadstone Net Lease Inc.	143,553	3,126,584
BRT Apartments Corp.	8,818	211,367
Camden Property Trust	97,610	16,222,782
CareTrust REIT Inc.	79,304	1,530,567
CatchMark Timber Trust Inc., Class A	35,730	292,986
Cedar Realty Trust Inc.	9,148	252,851
Centerspace	16,750	1,643,510
Chatham Lodging Trust(a)	32,961	454,532
City Office REIT Inc.	62,475	1,103,309
Clipper Realty Inc.	43,194	391,770
Community Healthcare Trust Inc.	19,024	803,003
CorEnergy Infrastructure Trust Inc.	9,497	29,156
Corporate Office Properties Trust	104,225	2,974,581
Cousins Properties Inc.	144,004	5,801,921
Creative Media & Community Trust Corp.	8,464	65,511
Crown Castle International Corp.	422,597	78,011,406
CTO Realty Growth Inc.	9,634	638,927
CubeSmart	216,670	11,273,340
DiamondRock Hospitality Co.(a)	191,829	1,937,473
Digital Realty Trust Inc.	280,064	39,713,075
DigitalBridge Group Inc.(a)	487,241	3,508,135
Diversified Healthcare Trust	234,463	750,282
Douglas Emmett Inc.	166,256	5,556,276
Duke Realty Corp.	381,719	22,162,605
Easterly Government Properties Inc.	119,141	2,518,641
EastGroup Properties Inc.	41,721	8,481,045
Empire State Realty Trust Inc., Class A	123,109	1,208,930
EPR Properties	80,028	4,378,332
Equinix Inc.	88,169	65,387,894
Equity Commonwealth(a)	124,621	3,515,558
Equity LifeStyle Properties Inc.	168,992	12,924,508
Equity Residential	330,927	29,756,956
Essential Properties Realty Trust Inc.	108,742	2,751,173
Essex Property Trust Inc.	64,532	22,294,515
Extra Space Storage Inc.	131,912	27,121,107
Farmland Partners Inc.	31,767	436,796
Federal Realty Investment Trust	69,519	8,486,184
First Industrial Realty Trust Inc.	130,052	8,051,519
Four Corners Property Trust Inc.	62,804	1,698,220
Franklin Street Properties Corp., Class C	89,046	525,371
Gaming and Leisure Properties Inc.	212,298	9,963,145
Getty Realty Corp.	42,623	1,219,870
Gladstone Commercial Corp.	51,590	1,136,012
Gladstone Land Corp.	44,625	1,625,243
Global Medical REIT Inc.	52,882	863,034
Global Net Lease Inc.	79,886	1,256,607
Global Self Storage Inc.	8,549	47,874

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Healthcare Realty Trust Inc.	140,286	$3,855,059
Healthcare Trust of America Inc., Class A	224,038	7,021,351
Healthpeak Properties Inc.	517,394	17,762,136
Hersha Hospitality Trust, Class A(a)	42,822	388,824
Highwoods Properties Inc.	106,196	4,857,405
Host Hotels & Resorts Inc.	679,619	13,204,997
Hudson Pacific Properties Inc.	149,993	4,162,306
Independence Realty Trust Inc.	250,923	6,634,404
Indus Realty Trust Inc.	1,600	116,944
Industrial Logistics Properties Trust	83,292	1,888,230
Innovative Industrial Properties Inc.	23,921	4,913,373
InvenTrust Properties Corp.	58,625	1,804,477
Invitation Homes Inc.	571,538	22,964,397
Iron Mountain Inc.	286,646	15,883,055
iStar Inc.	58,938	1,379,739
JBG SMITH Properties	116,031	3,390,426
Kilroy Realty Corp.	106,830	8,163,949
Kimco Realty Corp.	593,724	14,664,983
Kite Realty Group Trust	229,066	5,215,833
Lamar Advertising Co., Class A	88,031	10,227,442
Life Storage Inc.	78,342	11,001,567
LTC Properties Inc.	36,008	1,385,228
LXP Industrial Trust	259,567	4,075,202
Macerich Co. (The)	190,741	2,983,189
Medical Properties Trust Inc.	603,179	12,751,204
Mid-America Apartment Communities Inc.	115,055	24,098,270
National Health Investors Inc.	43,677	2,577,380
National Retail Properties Inc.	174,530	7,843,378
National Storage Affiliates Trust	88,056	5,526,395
Necessity Retail REIT Inc.	106,655	843,641
NETSTREIT Corp.	36,054	809,052
NexPoint Residential Trust Inc.	18,402	1,661,885
Office Properties Income Trust	42,222	1,086,372
Omega Healthcare Investors Inc.	231,034	7,199,019
One Liberty Properties Inc.	17,097	526,417
Orion Office REIT Inc.	53,947	755,258
Outfront Media Inc.	138,879	3,948,330
Paramount Group Inc.	187,227	2,042,647
Park Hotels & Resorts Inc.	238,490	4,657,710
Pebblebrook Hotel Trust	131,371	3,215,962
Phillips Edison & Co. Inc.	109,388	3,761,853
Physicians Realty Trust	221,853	3,891,302
Piedmont Office Realty Trust Inc., Class A	141,871	2,443,019
Plymouth Industrial REIT Inc.	35,954	974,353
Postal Realty Trust Inc., Class A	6,788	114,174
PotlatchDeltic Corp.	63,021	3,323,097
Power REIT(a)	239	9,414
Preferred Apartment Communities Inc., Class A	53,890	1,344,017
Prologis Inc.	722,282	116,634,097
PS Business Parks Inc.	20,281	3,408,830
Public Storage	150,105	58,582,979
Rayonier Inc.	143,545	5,902,570
Realty Income Corp.	570,203	39,515,068
Regency Centers Corp.	150,643	10,746,872
Retail Opportunity Investments Corp.	121,282	2,351,658
Retail Value Inc.	21,427	65,567
Rexford Industrial Realty Inc.	156,720	11,689,745
RLJ Lodging Trust	168,302	2,369,692
RPT Realty	56,293	775,155
Ryman Hospitality Properties Inc.(a)	52,778	4,896,215

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Sabra Health Care REIT Inc.	194,330	$2,893,574
Safehold Inc.	11,705	649,042
Saul Centers Inc.	10,181	536,539
SBA Communications Corp.	106,470	36,636,327
Seritage Growth Properties, Class A(a)(b)	32,232	408,057
Service Properties Trust	151,786	1,340,270
Simon Property Group Inc.	324,368	42,673,854
SITE Centers Corp.	157,387	2,629,937
SL Green Realty Corp.	69,030	5,603,855
Sotherly Hotels Inc.(a)	9,568	19,710
Spirit Realty Capital Inc.	118,274	5,442,969
STAG Industrial Inc.	171,013	7,071,388
STORE Capital Corp.	238,543	6,972,612
Summit Hotel Properties Inc.(a)	99,257	988,600
Sun Communities Inc.	112,296	19,684,366
Sunstone Hotel Investors Inc.(a)	214,470	2,526,457
Tanger Factory Outlet Centers Inc.	94,834	1,630,196
Terreno Realty Corp.	68,289	5,056,800
UDR Inc.	281,624	16,156,769
UMH Properties Inc.	48,297	1,187,623
Uniti Group Inc.	255,373	3,513,932
Universal Health Realty Income Trust	12,059	703,884
Urban Edge Properties	113,319	2,164,393
Urstadt Biddle Properties Inc., Class A	17,299	325,394
Ventas Inc.	388,914	24,019,329
Veris Residential Inc.(a)	88,762	1,543,571
VICI Properties Inc.	607,738	17,296,223
Vornado Realty Trust	157,480	7,136,994
Washington Real Estate Investment Trust	98,704	2,516,952
Welltower Inc.	424,190	40,781,627
Weyerhaeuser Co.	730,536	27,687,314
Wheeler Real Estate Investment Trust Inc.(a)(b)	736	1,693
Whitestone REIT	32,315	428,174
WP Carey Inc.	175,579	14,193,806
Xenia Hotels & Resorts Inc.(a)	103,954	2,005,273

		1,493,083,822

Food & Staples Retailing — 1.4%
Albertsons Companies Inc., Class A	95,856	3,187,212
Andersons Inc. (The)	26,371	1,325,406
BJ’s Wholesale Club Holdings Inc.(a)	131,081	8,862,386
Casey’s General Stores Inc.	37,454	7,422,259
Chefs’ Warehouse Inc. (The)(a)	26,021	848,285
Costco Wholesale Corp.	433,507	249,635,006
Grocery Outlet Holding Corp.(a)(b)	82,920	2,718,118
HF Foods Group Inc.(a)(b)	33,521	223,250
Ingles Markets Inc., Class A	18,899	1,682,956
Kroger Co. (The)	648,882	37,226,360
MedAvail Holdings Inc.(a)(b)	25	24
Performance Food Group Co.(a)(b)	147,235	7,495,734
PriceSmart Inc.	18,870	1,488,277
Rite Aid Corp.(a)(b)	51,466	450,328
SpartanNash Co.	51,480	1,698,325
Sprouts Farmers Market Inc.(a)	116,591	3,728,580
Sysco Corp.	495,522	40,459,371
U.S. Foods Holding Corp.(a)	213,958	8,051,240
United Natural Foods Inc.(a)	65,692	2,716,364
Village Super Market Inc., Class A	8,291	203,130
Walmart Inc.	1,378,798	205,330,598
Walgreens Boots Alliance Inc.	704,356	31,534,018

Security	Shares	Value

Food & Staples Retailing (continued)
Weis Markets Inc.	16,477	$1,176,787

		617,464,014

Food Products — 1.0%
Alico Inc.	649	24,376
AppHarvest Inc.(a)(b)	59,403	319,291
Arcadia Biosciences Inc.(a)(b)	219	307
Archer-Daniels-Midland Co.	547,477	49,415,274
B&G Foods Inc.(b)	61,076	1,647,830
Beyond Meat Inc.(a)(b)	58,911	2,845,990
Bridgford Foods Corp.(a)	641	6,827
Bunge Ltd.	133,716	14,817,070
Calavo Growers Inc.	19,146	697,872
Cal-Maine Foods Inc.	41,318	2,281,580
Campbell Soup Co.	202,456	9,023,464
Coffee Holding Co. Inc.	8,668	29,558
Conagra Brands Inc.	462,982	15,542,306
Darling Ingredients Inc.(a)	159,767	12,842,071
Farmer Bros. Co.(a)	6,068	43,204
Flowers Foods Inc.	202,176	5,197,945
Fresh Del Monte Produce Inc.	32,632	845,495
Freshpet Inc.(a)(b)	44,332	4,550,236
General Mills Inc.	588,189	39,832,159
Hain Celestial Group Inc. (The)(a)	88,949	3,059,846
Hershey Co. (The)	143,975	31,189,304
Hormel Foods Corp.	282,624	14,566,441
Hostess Brands Inc.(a)	148,830	3,265,330
Ingredion Inc.	62,192	5,420,033
J&J Snack Foods Corp.	16,365	2,538,212
JM Smucker Co. (The)	100,915	13,664,900
John B Sanfilippo & Son Inc.	8,291	691,801
Kellogg Co.	244,399	15,761,292
Kraft Heinz Co. (The)	684,357	26,956,822
Lamb Weston Holdings Inc.	144,343	8,647,589
Lancaster Colony Corp.	20,066	2,992,844
Landec Corp.(a)	26,518	307,078
Lifeway Foods Inc.(a)(b)	8,078	58,323
Limoneira Co.	9,546	140,135
McCormick & Co. Inc./MD, NVS	246,454	24,596,109
Mission Produce Inc.(a)	50,354	636,978
Mondelez International Inc., Class A	1,351,684	84,858,722
Pilgrim’s Pride Corp.(a)	59,623	1,496,537
Pineapple Energy Inc, NVS(b)	2,055	12,844
Post Holdings Inc.(a)	61,321	4,247,092
RiceBran Technologies(a)	8,753	3,939
Rocky Mountain Chocolate Factory Inc.	8,038	59,803
S&W Seed Co.(a)	9,795	20,863
Sanderson Farms Inc.	18,428	3,455,066
Seaboard Corp.	183	769,605
Seneca Foods Corp., Class A(a)	8,171	421,133
Seneca Foods Corp., Class B(a)	117	5,966
Simply Good Foods Co. (The)(a)	82,790	3,141,881
Tattooed Chef Inc.(a)(b)	71,349	897,570
Tootsie Roll Industries Inc.	41,090	1,436,523
TreeHouse Foods Inc.(a)(b)	53,785	1,735,104
Tyson Foods Inc., Class A	282,639	25,332,934
Utz Brands Inc.	84,751	1,252,620
Vital Farms Inc.(a)(b)	19,157	236,781
Whole Earth Brands Inc.(a)	60,654	434,283

		444,275,158

78	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Gas Utilities — 0.1%
Atmos Energy Corp.	130,798	$15,629,053
Chesapeake Utilities Corp.	16,100	2,217,936
National Fuel Gas Co.	87,978	6,044,089
New Jersey Resources Corp.	89,393	4,099,563
Northwest Natural Holding Co.	42,661	2,206,427
ONE Gas Inc.	52,615	4,642,748
RGC Resources Inc.	2,385	50,991
South Jersey Industries Inc.	120,122	4,150,215
Southwest Gas Holdings Inc.	54,288	4,250,207
Spire Inc.	51,513	3,696,573
UGI Corp.	210,625	7,628,837

		54,616,639

Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	1,722,124	203,830,597
ABIOMED Inc.(a)	44,984	14,900,500
Accelerate Diagnostics Inc.(a)(b)	27,441	39,515
Accuray Inc.(a)(b)	86,559	286,510
Acutus Medical Inc.(a)	18,797	26,128
Aethlon Medical Inc.(a)(b)	415	606
Align Technology Inc.(a)	71,953	31,371,508
Alphatec Holdings Inc.(a)(b)	68,492	787,658
AngioDynamics Inc.(a)	48,138	1,036,893
Apollo Endosurgery Inc.(a)	72	436
Apyx Medical Corp.(a)	26,440	172,653
Artivion Inc.(a)	52,834	1,129,591
Asensus Surgical Inc.(a)(b)	222,481	139,451
Aspira Women’s Health Inc.(a)(b)	41,576	43,239
AtriCure Inc.(a)(b)	46,274	3,038,814
Atrion Corp.	1,031	735,103
Avanos Medical Inc.(a)	49,942	1,673,057
Axogen Inc.(a)	43,219	343,159
Axonics Inc.(a)(b)	42,005	2,629,513
Baxter International Inc.	488,383	37,869,218
Becton Dickinson and Co.	277,491	73,812,606
Beyond Air Inc.(a)(b)	9,971	66,606
Biolase Inc.(a)(b)	67,950	24,000
BioLife Solutions Inc.(a)	19,832	450,781
Biomerica Inc.(a)	7,812	34,920
Bioventus Inc., Class A(a)	5,408	76,253
Boston Scientific Corp.(a)	1,401,248	62,061,274
Butterfly Network Inc.(a)(b)	126,517	602,221
Cardiovascular Systems Inc.(a)(b)	51,268	1,158,657
Cerus Corp.(a)(b)	210,814	1,157,369
Chembio Diagnostics Inc.(a)(b)	8,767	7,189
ClearPoint Neuro Inc.(a)(b)	9,712	101,102
Co-Diagnostics Inc.(a)(b)	34,213	211,436
Conformis Inc.(a)(b)	77,325	48,235
CONMED Corp.	26,298	3,906,568
Cooper Companies Inc. (The)	47,364	19,778,733
CryoPort Inc.(a)(b)	49,262	1,719,736
Cutera Inc.(a)	12,826	884,994
CytoSorbents Corp.(a)(b)	25,655	81,839
DENTSPLY SIRONA Inc.	212,581	10,463,237
Dexcom Inc.(a)(b)	94,561	48,377,408
Eargo Inc.(a)	15,305	80,963
Edwards Lifesciences Corp.(a)	609,766	71,781,653
Ekso Bionics Holdings Inc.(a)(b)	16,770	48,465
ElectroCore Inc.(a)	16,651	9,741
Electromed Inc.(a)(b)	8,038	99,993
Envista Holdings Corp.(a)	159,406	7,764,666

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Figs Inc., Class A(a)(b)	26,001	$559,542
FONAR Corp.(a)	8,213	152,351
Glaukos Corp.(a)	42,156	2,437,460
Globus Medical Inc., Class A(a)	71,853	5,301,314
Haemonetics Corp.(a)	51,749	3,271,572
Helius Medical Technologies Inc.(a)	1,941	6,405
Heska Corp.(a)	9,345	1,292,227
Hologic Inc.(a)	244,148	18,755,449
ICU Medical Inc.(a)(b)	19,656	4,376,212
IDEXX Laboratories Inc.(a)	83,085	45,452,480
Inari Medical Inc.(a)(b)	31,321	2,838,935
Inogen Inc.(a)	17,916	580,837
Insulet Corp.(a)	67,226	17,908,334
Integer Holdings Corp.(a)(b)	35,810	2,885,212
Integra LifeSciences Holdings Corp.(a)	70,172	4,509,253
Intersect ENT Inc.(a)	27,437	768,510
IntriCon Corp.(a)(b)	8,216	196,034
Intuitive Surgical Inc.(a)	349,434	105,417,249
Invacare Corp.(a)	32,184	45,379
InVivo Therapeutics Holdings Corp.(a)	16	6
iRadimed Corp.	7,984	358,003
iRhythm Technologies Inc.(a)(b)	28,383	4,469,471
IRIDEX Corp.(a)	8,679	40,184
Kewaunee Scientific Corp.(a)	262	3,747
Lantheus Holdings Inc.(a)	68,536	3,790,726
LeMaitre Vascular Inc.	24,479	1,137,539
LENSAR Inc.(a)(b)	11,599	85,833
LivaNova PLC(a)(b)	54,262	4,440,259
Masimo Corp.(a)	50,771	7,389,211
Medtronic PLC	1,314,981	145,897,142
Meridian Bioscience Inc.(a)	38,468	998,629
Merit Medical Systems Inc.(a)	53,200	3,538,864
Mesa Laboratories Inc.	6,105	1,556,042
Microbot Medical Inc.(a)(b)	17	107
Milestone Scientific Inc.(a)	9,589	14,575
Motus GI Holdings Inc.(a)(b)	9,910	3,567
Natus Medical Inc.(a)	34,566	908,394
Neogen Corp.(a)(b)	108,812	3,355,762
NeuroMetrix Inc.(a)	10	42
Neuronetics Inc.(a)	34,716	105,189
Nevro Corp.(a)(b)	35,177	2,544,352
Novocure Ltd.(a)(b)	90,802	7,522,946
NuVasive Inc.(a)(b)	51,686	2,930,596
OraSure Technologies Inc.(a)	63,596	431,181
Ortho Clinical Diagnostics Holdings PLC(a)	78,791	1,470,240
Orthofix Medical Inc.(a)	17,765	580,915
OrthoPediatrics Corp.(a)	15,352	828,854
Outset Medical Inc.(a)(b)	39,160	1,777,864
Owlet Inc.(a)(b)	164,711	732,964
PAVmed Inc.(a)(b)	122,978	162,331
Penumbra Inc.(a)	33,873	7,524,209
Predictive Oncology Inc.(a)(b)	6	6
Pro-Dex Inc.(a)(b)	613	10,133
Pulmonx Corp.(a)(b)	38,526	955,830
Quidel Corp.(a)(b)	37,927	4,265,270
Quotient Ltd.(a)(b)	122,346	146,815
Repro-Med Systems Inc.(a)(b)	16,932	48,426
ResMed Inc.	142,717	34,610,300
Retractable Technologies Inc.(a)(b)	9,642	45,799
Rockwell Medical Inc.(a)(b)	61,654	29,058

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
SeaSpine Holdings Corp.(a)	52,724	$641,124
Second Sight Medical Products Inc.(a)(b)	23,843	34,095
Senseonics Holdings Inc.(a)(b)	375,178	739,101
Sensus Healthcare Inc.(a)(b)	72,517	733,872
Shockwave Medical Inc.(a)(b)	34,436	7,140,649
SI-BONE Inc.(a)	32,896	743,450
Sientra Inc.(a)(b)	45,970	102,053
Silk Road Medical Inc.(a)(b)	33,976	1,402,869
SiNtx Technologies Inc.(a)(b)	13	8
SmileDirectClub Inc.(a)(b)	74,344	192,551
STAAR Surgical Co.(a)(b)	45,461	3,632,788
Stereotaxis Inc.(a)	40,822	152,266
STERIS PLC	97,797	23,644,381
Strata Skin Sciences Inc.(a)(b)	1,191	1,751
Stryker Corp.	328,025	87,697,484
Surgalign Holdings Inc.(a)	54,067	16,453
Surmodics Inc.(a)	9,948	450,943
Tactile Systems Technology Inc.(a)	17,430	351,389
Tandem Diabetes Care Inc.(a)	66,623	7,747,589
Tela Bio Inc.(a)(b)	3,109	36,158
Teleflex Inc.	45,585	16,174,926
ThermoGenesis Holdings Inc.(a)	27	18
TransMedics Group Inc.(a)	24,206	652,110
Treace Medical Concepts Inc.(a)	24,446	462,274
UFP Technologies Inc.(a)(b)	8,220	543,917
Utah Medical Products Inc.	1,035	93,005
Vapotherm Inc.(a)	27,616	383,862
Varex Imaging Corp.(a)	36,331	773,487
Venus Concept Inc.(a)(b)	15,321	21,909
ViewRay Inc.(a)	96,283	377,429
VolitionRx Ltd.(a)	9,581	28,839
Xtant Medical Holdings Inc.(a)(b)	143	97
Zimmer Biomet Holdings Inc.	205,110	26,233,569
Zimvie Inc.(a)	20,487	467,923
Zomedica Corp.(a)(b)	1,011,011	340,711
Zosano Pharma Corp.(a)(b)	91,138	20,506
Zynex Inc.	16,180	100,801

		1,248,467,287

Health Care Providers & Services — 2.8%
1Life Healthcare Inc.(a)(b)	186,965	2,071,572
23andMe Holding Co., Class A(a)(b)	111,954	428,784
Acadia Healthcare Co. Inc.(a)(b)	88,025	5,768,278
Accolade Inc.(a)(b)	56,016	983,641
AdaptHealth Corp.(a)(b)	106,220	1,702,707
Addus HomeCare Corp.(a)	16,039	1,496,278
Agiliti Inc.(a)(b)	35,192	742,551
agilon health Inc.(a)(b)	46,059	1,167,596
AlerisLife Inc(a)	16,755	36,023
Alignment Healthcare Inc.(a)(b)	32,424	364,122
Amedisys Inc.(a)	33,524	5,775,850
American Shared Hospital Services(a)	709	1,659
AmerisourceBergen Corp.	147,802	22,866,447
AMN Healthcare Services Inc.(a)	44,763	4,670,124
Anthem Inc.	235,929	115,893,043
Apollo Medical Holdings Inc.(a)(b)	36,706	1,779,140
Avalon GloboCare Corp.(a)(b)	23,644	16,567
Aveanna Healthcare Holdings Inc.(a)(b)	69,606	237,356
Brookdale Senior Living Inc.(a)(b)	220,854	1,557,021
Cano Health Inc.(a)(b)	226,477	1,438,129
Cardinal Health Inc.	290,536	16,473,391

Security	Shares	Value

Health Care Providers & Services (continued)
CareMax Inc.(a)(b)	94,492	$705,855
Castle Biosciences Inc.(a)	26,915	1,207,407
Centene Corp.(a)	574,680	48,382,309
Chemed Corp.	16,299	8,256,258
Cigna Corp.	319,057	76,449,248
Clover Health Investments Corp.(a)(b)	269,032	955,064
Community Health Systems Inc.(a)	113,277	1,344,598
CorVel Corp.(a)	9,012	1,517,981
Covetrus Inc.(a)	94,718	1,590,315
Cross Country Healthcare Inc.(a)	34,632	750,475
CVS Health Corp.	1,281,189	129,669,139
CynergisTek Inc./DE(a)	8,344	11,181
DaVita Inc.(a)	59,918	6,777,325
Encompass Health Corp.	98,978	7,038,326
Ensign Group Inc. (The)	47,009	4,231,280
Enzo Biochem Inc.(a)	36,360	105,444
Fulgent Genetics Inc.(a)(b)	17,452	1,089,179
Great Elm Group Inc.(a)	6,741	12,201
Guardant Health Inc.(a)	109,157	7,230,560
Hanger Inc.(a)(b)	36,428	667,725
HCA Healthcare Inc.	237,146	59,433,531
HealthEquity Inc.(a)	82,624	5,572,163
Henry Schein Inc.(a)(b)	123,951	10,807,288
Hims & Hers Health Inc.(a)	169,073	901,159
Humana Inc.	124,915	54,359,261
InfuSystem Holdings Inc.(a)(b)	17,642	172,892
Innovage Holding Corp.(a)(b)	37,894	243,279
Invitae Corp.(a)	209,152	1,666,941
Joint Corp. (The)(a)	18,618	658,891
Laboratory Corp. of America Holdings(a)	91,956	24,245,119
LHC Group Inc.(a)(b)	32,787	5,527,888
LifeStance Health Group Inc.(a)(b)	59,214	598,654
McKesson Corp.	148,189	45,365,099
MEDNAX Inc.(a)	89,131	2,092,796
ModivCare Inc.(a)	13,392	1,545,303
Molina Healthcare Inc.(a)	54,963	18,335,107
National HealthCare Corp.	9,286	652,156
National Research Corp.	9,322	369,617
Oak Street Health Inc.(a)(b)	136,338	3,664,765
Ontrak Inc.(a)(b)	10,535	23,862
Option Care Health Inc.(a)	118,258	3,377,448
Owens & Minor Inc.	81,550	3,589,831
Patterson Companies Inc.	89,602	2,900,417
Pennant Group Inc. (The)(a)	24,525	456,901
PetIQ Inc.(a)	19,500	475,800
Premier Inc., Class A	119,264	4,244,606
Privia Health Group Inc.(a)(b)	20,015	535,001
Progyny Inc.(a)	67,482	3,468,575
Psychemedics Corp.	8,062	56,031
Quest Diagnostics Inc.	119,183	16,311,385
R1 RCM Inc.(a)	130,283	3,486,373
RadNet Inc.(a)	53,440	1,195,453
Regional Health Properties Inc.(a)(b)	885	3,124
Select Medical Holdings Corp.	100,174	2,403,174
Sema4 Holdings Corp.(a)(b)	122,189	375,120
Sharps Compliance Corp.(a)(b)	9,499	56,044
Signify Health Inc., Class A(a)(b)	27,396	497,237
SOC Telemed Inc.(a)	142,899	427,268
Sonida Senior Living Inc.(a)	1,488	49,297
Star Equity Holdings Inc.(a)(b)	1,268	1,433

80	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Surgery Partners Inc.(a)	27,879	$1,534,739
Talkspace Inc.(a)	192,190	334,411
Tenet Healthcare Corp.(a)	99,198	8,527,060
Tivity Health Inc.(a)	52,412	1,686,094
U.S. Physical Therapy Inc.	10,558	1,049,993
UnitedHealth Group Inc.	919,442	468,887,837
Universal Health Services Inc., Class B	77,370	11,214,782

		1,256,843,354

Health Care Technology — 0.3%
Allscripts Healthcare Solutions Inc.(a)	127,568	2,872,831
American Well Corp., Class A(a)(b)	175,599	739,272
CareCloud Inc.(a)	6,751	34,768
Cerner Corp.	284,365	26,605,189
Certara Inc.(a)(b)	99,758	2,142,802
Change Healthcare Inc.(a)	263,443	5,743,057
Computer Programs & Systems Inc.(a)	9,044	311,566
Doximity Inc., Class A(a)	99,183	5,166,442
Evolent Health Inc., Class A(a)(b)	82,343	2,659,679
GoodRx Holdings Inc., Class A(a)(b)	62,005	1,198,557
Health Catalyst Inc.(a)(b)	65,420	1,709,425
HealthStream Inc.(a)	25,855	515,032
HTG Molecular Diagnostics Inc.(a)	438	609
Icad Inc.(a)	14,525	64,782
Inspire Medical Systems Inc.(a)	26,725	6,860,040
Multiplan Corp.(a)(b)	257,709	1,206,078
NantHealth Inc.(a)(b)	23,231	17,507
NextGen Healthcare Inc.(a)	44,779	936,329
Omnicell Inc.(a)	42,708	5,530,259
OptimizeRx Corp.(a)	23,719	894,443
Phreesia Inc.(a)(b)	52,743	1,390,305
Schrodinger Inc.(a)	47,784	1,630,390
SCWorx Corp.(a)	5,481	6,139
Sharecare Inc.(a)(b)	277,232	684,763
Simulations Plus Inc.	19,063	971,832
Streamline Health Solutions Inc.(a)(b)	18,673	29,877
Tabula Rasa HealthCare Inc.(a)	27,091	156,044
Teladoc Health Inc.(a)(b)	155,868	11,242,759
Veeva Systems Inc., Class A(a)(b)	136,181	28,933,015

		110,253,791

Hotels, Restaurants & Leisure — 2.0%
Accel Entertainment Inc.(a)(b)	61,519	749,301
Airbnb Inc., Class A(a)	343,366	58,976,544
Allied Esports Entertainment Inc.(a)	7,594	13,100
Aramark	249,673	9,387,705
Ark Restaurants Corp.(a)	295	5,449
Bally’s Corp.(a)(b)	24,945	766,809
BBQ Holdings Inc.(a)(b)	9,008	136,381
Biglari Holdings Inc., Class A(a)(b)	19	13,870
Biglari Holdings Inc., Class B, NVS(a)	199	28,777
BJ’s Restaurants Inc.(a)(b)	25,843	731,357
Bloomin’ Brands Inc.	87,050	1,909,877
Booking Holdings Inc.(a)	40,280	94,595,566
Boyd Gaming Corp.	78,371	5,155,244
Brinker International Inc.(a)	40,987	1,564,064
Caesars Entertainment Inc.(a)	210,589	16,291,165
Canterbury Park Holding Corp.	598	13,156
Carnival Corp.(a)(b)	789,611	15,965,934
Carrols Restaurant Group Inc.	34,764	78,567
Century Casinos Inc.(a)(b)	20,364	243,350

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Cheesecake Factory Inc. (The)(a)(b)	44,187	$1,758,201
Chipotle Mexican Grill Inc.(a)	27,213	43,051,782
Choice Hotels International Inc.	35,537	5,037,725
Churchill Downs Inc.	35,766	7,932,183
Chuy’s Holdings Inc.(a)(b)	17,485	472,095
Cracker Barrel Old Country Store Inc.	25,769	3,059,553
Darden Restaurants Inc.	130,004	17,284,032
Dave & Buster’s Entertainment Inc.(a)	45,088	2,213,821
Denny’s Corp.(a)	79,184	1,133,123
Dine Brands Global Inc.	17,495	1,363,735
Domino’s Pizza Inc.	35,989	14,647,883
DraftKings Inc., Class A(a)(b)	320,328	6,236,786
Drive Shack Inc.(a)(b)	68,645	105,713
Dutch Bros. Inc.(a)(b)	23,503	1,299,011
El Pollo Loco Holdings Inc.(a)(b)	19,959	231,924
Everi Holdings Inc.(a)(b)	78,176	1,641,696
Expedia Group Inc.(a)	149,930	29,336,803
Fiesta Restaurant Group Inc.(a)	35,065	262,111
Flanigan’s Enterprises Inc.(a)	198	6,871
Full House Resorts Inc.(a)	8,111	77,947
GAN Ltd.(a)(b)	58,357	281,281
Golden Entertainment Inc.(a)	18,878	1,096,245
Golden Nugget Online Gaming Inc.(a)	46,873	333,267
Good Times Restaurants Inc.(a)(b)	9,504	33,264
Hilton Grand Vacations Inc.(a)	91,007	4,733,274
Hilton Worldwide Holdings Inc.(a)	272,881	41,406,963
Hyatt Hotels Corp., Class A(a)	42,698	4,075,524
Jack in the Box Inc.	25,522	2,384,010
Krispy Kreme Inc.(b)	59,397	882,045
Kura Sushi USA Inc., Class A(a)	2,417	133,298
Las Vegas Sands Corp.(a)	327,913	12,745,978
Lindblad Expeditions Holdings Inc.(a)(b)	23,971	361,483
Luby’s Inc.	18,344	41,824
Marriott International Inc./MD, Class A(a)	265,584	46,676,388
Marriott Vacations Worldwide Corp.	42,614	6,720,228
McDonald’s Corp.	720,569	178,182,302
Membership Collective Group Inc., Class A(a)(b)	64,111	497,501
MGM Resorts International	386,382	16,204,861
Monarch Casino & Resort Inc.(a)(b)	8,809	768,409
Nathan’s Famous Inc.	709	38,407
Noodles & Co.(a)	18,072	107,890
Norwegian Cruise Line Holdings Ltd.(a)(b)	443,094	9,694,897
ONE Group Hospitality Inc. (The)(a)	17,067	179,374
Papa John’s International Inc.	33,277	3,503,403
Penn National Gaming Inc.(a)(b)	152,293	6,460,269
Planet Fitness Inc., Class A(a)	82,108	6,936,484
Playa Hotels & Resorts NV(a)	71,908	622,004
PlayAGS Inc.(a)	26,867	179,203
Potbelly Corp.(a)	25,863	173,282
Rave Restaurant Group Inc.(a)	3,285	3,515
RCI Hospitality Holdings Inc.	9,013	553,939
Red Robin Gourmet Burgers Inc.(a)(b)	18,362	309,583
Red Rock Resorts Inc., Class A	63,969	3,106,335
Royal Caribbean Cruises Ltd.(a)	229,435	19,222,064
Rush Street Interactive Inc.(a)	46,657	339,196
Ruth’s Hospitality Group Inc.	34,906	798,649
Scientific Games Corp./DE, Class A(a)	95,942	5,636,593
SeaWorld Entertainment Inc.(a)(b)	56,380	4,196,927
Shake Shack Inc., Class A(a)	38,441	2,610,144
Six Flags Entertainment Corp.(a)	72,571	3,156,839

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Starbucks Corp.	1,127,279	$102,548,571
Target Hospitality Corp.(a)	1,075	6,450
Texas Roadhouse Inc.	73,528	6,156,499
Travel + Leisure Co.	88,655	5,136,671
Vacasa Inc., Class A(a)(b)	129,748	1,073,016
Vail Resorts Inc.	38,085	9,912,383
Wendy’s Co. (The)	187,547	4,120,408
Wingstop Inc.	27,416	3,217,268
Wyndham Hotels & Resorts Inc.	90,421	7,657,754
Wynn Resorts Ltd.(a)	104,705	8,349,177
Yum! Brands Inc.	279,591	33,139,921

		910,484,471

Household Durables — 0.4%
Aterian Inc.(a)(b)	8,881	21,581
Bassett Furniture Industries Inc.	18,587	307,801
Beazer Homes USA Inc.(a)	26,399	401,793
Cavco Industries Inc.(a)	8,729	2,102,380
Century Communities Inc.	37,371	2,001,965
Cricut Inc., Class A(a)(b)	25,900	339,031
Dixie Group Inc. (The)(a)	16,962	52,582
DR Horton Inc.	319,776	23,826,510
Emerson Radio Corp.(a)(b)	17,856	13,706
Ethan Allen Interiors Inc.	17,048	444,441
Flexsteel Industries Inc.	13	251
Garmin Ltd.	142,072	16,851,160
GoPro Inc., Class A(a)	113,680	969,690
Green Brick Partners Inc.(a)	62,823	1,241,383
Hamilton Beach Brands Holding Co., Class A	28	326
Helen of Troy Ltd.(a)(b)	23,258	4,554,847
Hooker Furnishings Corp.	9,591	181,654
Hovnanian Enterprises Inc., Class A(a)	6,114	361,337
Installed Building Products Inc.	24,715	2,088,170
iRobot Corp.(a)(b)	26,776	1,697,598
KB Home	81,004	2,622,910
La-Z-Boy Inc.	45,137	1,190,263
Leggett & Platt Inc.	133,288	4,638,422
Lennar Corp., Class A	265,430	21,544,953
Lennar Corp., Class B	15,779	1,078,495
LGI Homes Inc.(a)	19,059	1,861,683
Lifetime Brands Inc.	9,185	117,935
Live Ventures Inc.(a)	631	26,824
Lovesac Co. (The)(a)	19,252	1,040,763
M/I Homes Inc.(a)	25,878	1,147,689
MDC Holdings Inc.	54,069	2,045,971
Meritage Homes Corp.(a)	35,446	2,808,387
Mohawk Industries Inc.(a)	55,942	6,947,996
Nephros Inc.(a)(b)	2,562	11,273
Newell Brands Inc.	387,947	8,305,945
Nova Lifestyle Inc.(a)(b)	2,790	4,157
NVR Inc.(a)	3,103	13,861,939
PulteGroup Inc.	248,417	10,408,672
Purple Innovation Inc., Class A(a)(b)	53,205	311,249
Skyline Champion Corp.(a)	50,794	2,787,575
Sonos Inc.(a)(b)	121,912	3,440,357
Taylor Morrison Home Corp.(a)	126,793	3,451,305
Tempur Sealy International Inc.	198,748	5,549,044
Toll Brothers Inc.	115,254	5,419,243
TopBuild Corp.(a)	32,202	5,841,121
Traeger Inc.(a)(b)	39,560	294,326
Tri Pointe Homes Inc.(a)	103,417	2,076,613

Security	Shares	Value

Household Durables (continued)
Tupperware Brands Corp.(a)(b)	46,944	$913,061
Universal Electronics Inc.(a)	10,541	329,301
VOXX International Corp.(a)(b)	17,486	174,335
Vuzix Corp.(a)(b)	60,034	396,224
Whirlpool Corp.	60,829	10,510,035
Yunhong CTI Ltd.(a)	230	281

		178,616,553

Household Products — 1.1%
Central Garden & Pet Co.(a)	9,034	397,135
Central Garden & Pet Co., Class A, NVS(a)	43,702	1,782,168
Church & Dwight Co. Inc.	237,219	23,574,824
Clorox Co. (The)	121,678	16,916,892
Colgate-Palmolive Co.	818,553	62,070,874
Energizer Holdings Inc.	64,337	1,979,006
Kimberly-Clark Corp.	327,851	40,378,129
Ocean Bio-Chem Inc.	728	5,875
Oil-Dri Corp. of America	8,027	229,974
Procter & Gamble Co. (The)	2,325,135	355,280,628
Reynolds Consumer Products Inc.	47,881	1,404,828
Spectrum Brands Holdings Inc.	44,358	3,935,442
WD-40 Co.	12,480	2,286,710

		510,242,485

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	634,361	16,322,108
Clearway Energy Inc., Class A	34,856	1,161,402
Clearway Energy Inc., Class C	69,584	2,540,512
Montauk Renewables Inc.(a)(b)	77,346	866,275
Ormat Technologies Inc.	49,619	4,060,323
Sunnova Energy International Inc.(a)(b)	90,723	2,092,072
Vistra Corp.	491,119	11,418,517

		38,461,209

Industrial Conglomerates — 0.8%
3M Co.	558,612	83,166,155
General Electric Co.	1,072,831	98,164,036
Honeywell International Inc.	674,728	131,288,574
Roper Technologies Inc.	102,931	48,607,106

		361,225,871

Insurance — 2.2%
Aflac Inc.	589,253	37,942,001
Alleghany Corp.(a)	14,279	12,094,313
Allstate Corp. (The)	270,543	37,472,911
Ambac Financial Group Inc.(a)	42,700	444,080
American Equity Investment Life Holding Co.	78,997	3,152,770
American Financial Group Inc./OH	65,695	9,566,506
American International Group Inc.	803,673	50,446,554
American National Group Inc.	13,840	2,617,006
AMERISAFE Inc.	32,502	1,614,374
Aon PLC, Class A	210,188	68,443,518
Arch Capital Group Ltd.(a)	384,842	18,634,050
Argo Group International Holdings Ltd.	37,250	1,537,680
Arthur J Gallagher & Co.	204,126	35,640,400
Assurant Inc.	54,942	9,990,104
Assured Guaranty Ltd.	74,986	4,773,609
Atlantic American Corp.	749	2,322
Axis Capital Holdings Ltd.	74,471	4,503,261
Brighthouse Financial Inc.(a)	90,342	4,667,068
Brown & Brown Inc.	233,400	16,867,818
BRP Group Inc., Class A(a)	44,244	1,187,066
Chubb Ltd.	418,019	89,414,264

82	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Cincinnati Financial Corp.	145,019	$19,716,783
Citizens Inc./TX(a)(b)	44,350	188,044
CNA Financial Corp.	26,515	1,289,159
CNO Financial Group Inc.	126,206	3,166,508
Conifer Holdings Inc.(a)	833	1,982
Crawford & Co., Class A, NVS	17,619	133,200
Crawford & Co., Class B	9,572	69,780
Donegal Group Inc., Class A	10,503	140,845
eHealth Inc.(a)	25,316	314,172
Employers Holdings Inc.	20,555	843,166
Enstar Group Ltd.(a)	10,566	2,759,311
Erie Indemnity Co., Class A, NVS	25,225	4,442,879
Everest Re Group Ltd.	38,341	11,555,211
FedNat Holding Co.(a)	9,671	13,056
FG Financial Group Inc.(a)(b)	8,104	21,151
Fidelity National Financial Inc.	270,872	13,229,388
First American Financial Corp.	106,504	6,903,589
Genworth Financial Inc., Class A(a)	438,516	1,657,590
Globe Life Inc.	93,970	9,453,382
GoHealth Inc., Class A(a)(b)	53,772	63,451
Goosehead Insurance Inc., Class A	18,180	1,428,403
Greenlight Capital Re Ltd., Class A(a)	27,319	193,145
Hallmark Financial Services Inc.(a)	16,924	61,434
Hanover Insurance Group Inc. (The)	35,465	5,302,727
Hartford Financial Services Group Inc. (The)	326,814	23,468,513
HCI Group Inc.	7,825	533,508
Hippo Holdings Inc.(a)(b)	361,203	718,794
Horace Mann Educators Corp.	20,403	853,457
ICC Holdings Inc.(a)(b)	1,139	18,645
Investors Title Co.	321	65,230
James River Group Holdings Ltd.	23,359	577,902
Kemper Corp.	62,500	3,533,750
Kingstone Companies Inc.	8,109	43,140
Kingsway Financial Services Inc.(a)	11,360	62,480
Kinsale Capital Group Inc.	20,177	4,600,759
Lemonade Inc.(a)(b)	37,114	978,696
Lincoln National Corp.	166,444	10,878,780
Loews Corp.	198,446	12,863,270
Maiden Holdings Ltd.(a)(b)	35,787	86,247
Markel Corp.(a)(b)	13,036	19,231,229
Marsh & McLennan Companies Inc.	488,509	83,251,704
MBIA Inc.(a)	70,698	1,088,042
Mercury General Corp.	28,834	1,585,870
MetLife Inc.	690,905	48,556,803
MetroMile Inc.(a)(b)	70,258	92,741
National Security Group Inc. (The)	249	3,991
National Western Life Group Inc., Class A	2,907	611,633
Old Republic International Corp.	260,367	6,735,694
Oscar Health Inc., Class A(a)(b)	37,187	370,754
Palomar Holdings Inc.(a)	24,240	1,551,118
Primerica Inc.	42,600	5,828,532
Principal Financial Group Inc.	244,875	17,976,274
ProAssurance Corp.	36,192	972,841
Progressive Corp. (The)	566,801	64,609,646
Prudential Financial Inc.	370,400	43,770,168
Reinsurance Group of America Inc.	68,317	7,477,979
RenaissanceRe Holdings Ltd.	46,873	7,429,839
RLI Corp.	44,906	4,967,951
Root Inc./OH, Class A(a)(b)	53,934	106,250
Ryan Specialty Group Holdings Inc., Class A(a)	56,721	2,200,208

Security	Shares	Value

Insurance (continued)
Safety Insurance Group Inc.	11,476	$1,042,595
Selective Insurance Group Inc.	60,297	5,388,140
Selectquote Inc.(a)	121,523	339,049
SiriusPoint Ltd.(a)	81,315	608,236
Stewart Information Services Corp.	16,242	984,428
Tiptree Inc.	34,695	445,831
Travelers Companies Inc. (The)	234,868	42,917,430
Trupanion Inc.(a)	33,448	2,980,886
Unico American Corp.(a)	619	1,820
United Fire Group Inc.	18,991	590,050
United Insurance Holdings Corp.	10,157	33,620
Universal Insurance Holdings Inc.	26,426	356,487
Unum Group	209,402	6,598,257
W R Berkley Corp.	202,052	13,454,643
White Mountains Insurance Group Ltd.	2,933	3,332,592
Willis Towers Watson PLC	117,971	27,867,110

		978,603,643

Interactive Media & Services — 5.0%
Alphabet Inc., Class A(a)	292,627	813,898,106
Alphabet Inc., Class C, NVS(a)	272,352	760,676,412
Angi Inc.(a)(b)	68,782	389,994
AutoWeb Inc.(a)(b)	7,289	16,838
Bumble Inc., Class A(a)	67,911	1,968,061
Cargurus Inc.(a)(b)	86,525	3,673,851
Cars.com Inc.(a)	70,709	1,020,331
DHI Group Inc.(a)	36,429	216,753
Eventbrite Inc., Class A(a)(b)	79,409	1,172,871
EverQuote Inc., Class A(a)	15,361	248,541
fuboTV Inc.(a)(b)	138,653	910,950
IAC/InterActiveCorp.(a)(b)	83,258	8,349,112
IZEA Worldwide Inc.(a)	38,522	63,946
Liberty TripAdvisor Holdings Inc., Class A(a)	70,187	143,883
Match Group Inc.(a)	271,846	29,560,534
MediaAlpha Inc., Class A(a)(b)	18,218	301,508
Meta Platforms Inc, Class A(a)	2,256,039	501,652,832
Pinterest Inc., Class A(a)	539,541	13,278,104
QuinStreet Inc.(a)	35,276	409,202
Snap Inc., Class A, NVS(a)(b)	1,051,658	37,849,171
Super League Gaming Inc.(a)(b)	23,693	44,543
Travelzoo(a)(b)	8,589	56,344
TripAdvisor Inc.(a)	90,722	2,460,381
TrueCar Inc.(a)	80,164	316,648
Twitter Inc.(a)	784,253	30,342,749
Vimeo Inc.(a)	156,175	1,855,359
Yelp Inc.(a)(b)	72,028	2,456,875
Zedge Inc., Class B(a)	8,166	49,731
Ziff Davis Inc.(a)(b)	44,924	4,347,745
ZoomInfo Technologies Inc.(a)	294,078	17,568,220

		2,235,299,595

Internet & Direct Marketing Retail — 3.3%
1-800-Flowers.com Inc., Class A(a)(b)	20,319	259,270
Amazon.com Inc.(a)	427,580	1,393,889,421
CarParts.com Inc.(a)(b)	28,804	192,987
Chewy Inc., Class A(a)(b)	101,285	4,130,402
ContextLogic Inc., Class A(a)(b)	316,480	712,080
DoorDash Inc., Class A(a)(b)	161,927	18,976,225
Duluth Holdings Inc., Class B(a)	19,424	237,556
eBay Inc.	602,926	34,523,543
Etsy Inc.(a)(b)	124,832	15,514,121

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Groupon Inc.(a)(b)	20,020	$384,985
iMedia Brands Inc.(a)	2,509	15,129
Lands’ End Inc.(a)	17,519	296,421
Liquidity Services Inc.(a)(b)	26,239	449,212
Overstock.com Inc.(a)(b)	44,531	1,959,587
PetMed Express Inc.	24,808	640,046
Porch Group Inc.(a)(b)	64,368	447,036
Poshmark Inc., Class A(a)(b)	18,685	236,552
Quotient Technology Inc.(a)(b)	65,569	418,330
Qurate Retail Inc., Series A	356,773	1,698,240
RealReal Inc. (The)(a)	117,628	853,979
Remark Holdings Inc.(a)(b)	50,978	41,720
Revolve Group Inc.(a)	39,118	2,100,245
Shutterstock Inc.	19,587	1,823,158
Stitch Fix Inc., Class A(a)(b)	71,039	715,363
ThredUp Inc., Class A(a)(b)	74,207	571,394
Waitr Holdings Inc.(a)(b)	71,213	26,349
Wayfair Inc., Class A(a)(b)	75,863	8,404,103
Xometry Inc., Class A(a)(b)	13,928	511,854

		1,490,029,308

IT Services — 4.4%
Accenture PLC, Class A	617,796	208,339,345
Affirm Holdings Inc.(a)(b)	170,349	7,883,752
Akamai Technologies Inc.(a)(b)	160,356	19,144,903
ALJ Regional Holdings Inc.(a)(b)	9,772	25,603
Alliance Data Systems Corp.	45,498	2,554,713
Automatic Data Processing Inc.	413,690	94,131,023
BigCommerce Holdings Inc., Series 1(a)(b)	57,932	1,269,290
Block Inc.(a)(b)	487,991	66,171,580
Brightcove Inc.(a)(b)	34,744	271,003
Broadridge Financial Solutions Inc.	125,149	19,486,951
Cantaloupe Inc.(a)	69,881	473,094
Cass Information Systems Inc.	10,376	382,978
Cloudflare Inc., Class A(a)	270,159	32,338,032
Cognizant Technology Solutions Corp., Class A	517,095	46,367,909
Computer Task Group Inc.(a)	16,954	165,641
Concentrix Corp.	41,860	6,972,202
Conduent Inc.(a)	176,025	908,289
Core Scientific Inc.(a)	237,026	1,950,724
CSG Systems International Inc.	38,162	2,425,958
CSP Inc.(a)	681	5,312
DigitalOcean Holdings Inc.(a)	18,406	1,064,787
DXC Technology Co.(a)	233,728	7,626,545
EPAM Systems Inc.(a)	55,173	16,364,863
ESC Srax Inc., NVS(b)	10,903	654
Euronet Worldwide Inc.(a)	49,404	6,429,931
EVERTEC Inc.	61,909	2,533,935
Evo Payments Inc., Class A(a)	43,500	1,004,415
Exela Technologies Inc.(a)	47,764	19,879
ExlService Holdings Inc.(a)(b)	34,827	4,989,664
Fastly Inc., Class A(a)(b)	103,857	1,805,035
Fidelity National Information Services Inc.	603,672	60,620,742
Fiserv Inc.(a)(b)	583,680	59,185,152
FleetCor Technologies Inc.(a)(b)	81,431	20,281,205
Flywire Corp.(a)	19,267	589,185
Gartner Inc.(a)	81,646	24,286,419
Genpact Ltd.	177,157	7,708,101
Global Payments Inc.	285,398	39,053,862
GoDaddy Inc., Class A(a)	167,219	13,996,230
Grid Dynamics Holdings Inc.(a)	42,598	599,780

Security	Shares	Value

IT Services (continued)
Hackett Group Inc. (The)	25,949	$598,384
I3 Verticals Inc., Class A(a)(b)	32,927	917,346
Information Services Group Inc.	27,418	186,717
Innodata Inc.(a)(b)	26,447	184,864
Inpixon(a)	1	—
International Business Machines Corp.	879,278	114,323,726
International Money Express Inc.(a)	46,342	955,109
Jack Henry & Associates Inc.	72,890	14,362,974
Kyndryl Holdings Inc.(a)	174,626	2,291,093
Limelight Networks Inc.(a)	156,980	819,436
LiveRamp Holdings Inc.(a)	65,315	2,442,128
Marqeta Inc., Class A(a)	240,356	2,653,530
Mastercard Inc., Class A	843,581	301,478,978
Maximus Inc.	62,125	4,656,269
MoneyGram International Inc.(a)	53,736	567,452
MongoDB Inc.(a)(b)	65,924	29,243,227
Okta Inc.(a)(b)	147,224	22,224,935
Paya Holdings Inc., Class A(a)(b)	55,554	325,546
Paychex Inc.	312,995	42,714,428
Payoneer Global Inc.(a)	188,368	840,121
PayPal Holdings Inc.(a)	1,142,747	132,158,691
Paysign Inc.(a)(b)	32,967	64,945
Perficient Inc.(a)	35,269	3,882,764
PFSweb Inc.(a)	16,917	193,361
Priority Technology Holdings Inc.(a)(b)	7,215	41,486
Rackspace Technology Inc.(a)(b)	37,114	414,192
Repay Holdings Corp.(a)	88,651	1,309,375
Sabre Corp.(a)	318,314	3,638,329
ServiceSource International Inc.(a)	53,559	69,627
Shift4 Payments Inc., Class A(a)(b)	49,021	3,035,870
Snowflake Inc., Class A(a)	235,107	53,870,067
SolarWinds Corp.	32,266	429,460
Squarespace Inc., Class A(a)(b)	27,274	698,760
StarTek Inc.(a)	9,541	42,267
Steel Connect Inc.(a)	44,378	57,248
Switch Inc., Class A	123,494	3,806,085
TaskUS Inc., Class A(a)(b)	40,023	1,539,285
Toast Inc.(a)(b)	84,673	1,839,944
TTEC Holdings Inc.	17,183	1,417,941
Tucows Inc., Class A(a)(b)	9,460	646,118
Twilio Inc., Class A(a)	167,478	27,602,049
Unisys Corp.(a)	59,658	1,289,209
Usio Inc.(a)	908	3,251
VeriSign Inc.(a)	91,244	20,298,140
Verra Mobility Corp.(a)(b)	118,929	1,936,164
Visa Inc., Class A	1,620,474	359,372,519
Western Union Co. (The)	398,543	7,468,696
WEX Inc.(a)	42,806	7,638,731
WidePoint Corp.(a)(b)	6,805	25,723

		1,956,005,246

Leisure Products — 0.1%
Acushnet Holdings Corp.	42,480	1,710,245
American Outdoor Brands Inc.(a)(b)	12,377	162,510
AMMO Inc.(a)(b)	115,493	554,366
Brunswick Corp./DE	77,180	6,243,090
Callaway Golf Co.(a)	114,725	2,686,860
Clarus Corp.	18,450	420,291
Escalade Inc.	8,887	117,308
Genius Brands International Inc.(a)(b)	444,797	453,693
Hasbro Inc.	126,192	10,337,649

84	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products (continued)
JAKKS Pacific Inc.(a)(b)	1,371	$19,235
Johnson Outdoors Inc., Class A	8,189	636,531
Latham Group Inc.(a)(b)	29,423	389,561
Malibu Boats Inc., Class A(a)(b)	17,704	1,027,009
Marine Products Corp.	28,422	328,274
MasterCraft Boat Holdings Inc.(a)	18,171	447,188
Mattel Inc.(a)	345,983	7,684,282
Nautilus Inc.(a)(b)	26,737	110,157
Peloton Interactive Inc., Class A(a)(b)	288,787	7,629,753
Polaris Inc.	55,898	5,887,177
Smith & Wesson Brands Inc.	52,857	799,726
Sturm Ruger & Co. Inc.	15,587	1,085,167
Vinco Ventures Inc.(a)(b)	111,434	356,589
Vista Outdoor Inc.(a)	53,462	1,908,059
YETI Holdings Inc.(a)(b)	85,643	5,136,867

		56,131,587

Life Sciences Tools & Services — 1.7%
10X Genomics Inc., Class A(a)(b)	97,338	7,404,502
Adaptive Biotechnologies Corp.(a)(b)	105,964	1,470,780
Aduro Biotech Inc., NVS(c)	4,142	12,426
Agilent Technologies Inc.	298,719	39,529,485
Applied DNA Sciences Inc.(a)	366	783
Avantor Inc.(a)	595,947	20,154,928
Azenta Inc.	70,781	5,866,329
Berkeley Lights Inc.(a)(b)	44,661	317,540
BioNano Genomics Inc.(a)(b)	244,651	631,200
Bio-Rad Laboratories Inc., Class A(a)	19,596	11,037,055
Bio-Techne Corp.	37,147	16,086,137
Bruker Corp.(b)	105,661	6,794,002
Champions Oncology Inc.(a)(b)	6,333	51,487
Charles River Laboratories International Inc.(a)	50,168	14,246,207
ChromaDex Corp.(a)(b)	83,402	205,169
Codexis Inc.(a)	70,593	1,455,628
Cytek Biosciences Inc.(a)(b)	32,620	351,644
Danaher Corp.	621,584	182,329,235
Fluidigm Corp.(a)(b)	60,754	218,107
Illumina Inc.(a)	153,053	53,476,718
Inotiv Inc.(a)(b)	8,167	213,812
IQVIA Holdings Inc.(a)	186,805	43,191,184
Maravai LifeSciences Holdings Inc., Class A(a)	100,672	3,550,701
Medpace Holdings Inc.(a)	27,458	4,491,854
Mettler-Toledo International Inc.(a)	22,819	31,334,823
NanoString Technologies Inc.(a)(b)	49,998	1,737,430
Nautilus Biotechnology Inc.(a)(b)	127,284	552,413
NeoGenomics Inc.(a)(b)	120,650	1,465,898
Pacific Biosciences of California Inc.(a)(b)	229,142	2,085,192
PerkinElmer Inc.	122,407	21,355,125
Personalis Inc.(a)(b)	33,039	270,589
Quanterix Corp.(a)	29,384	857,719
Quantum-Si Inc.(a)(b)	99,480	465,566
Repligen Corp.(a)	51,377	9,663,500
Seer Inc., Class A(a)(b)	37,357	569,321
SomaLogic Inc.(a)(b)	143,792	1,153,212
Sotera Health Co.(a)(b)	107,552	2,329,576
Syneos Health Inc.(a)	99,604	8,062,944
Thermo Fisher Scientific Inc.	385,570	227,736,920
Waters Corp.(a)	59,550	18,483,724
West Pharmaceutical Services Inc.	70,543	28,972,716

		770,183,581

Security	Shares	Value

Machinery — 1.7%
AGCO Corp.	63,055	$9,207,922
AgEagle Aerial Systems Inc.(a)(b)	101,135	120,351
Alamo Group Inc.	8,141	1,170,594
Albany International Corp., Class A	34,288	2,891,164
Allison Transmission Holdings Inc.	109,001	4,279,379
Altra Industrial Motion Corp.	60,930	2,372,005
Art’s-Way Manufacturing Co. Inc.(a)	304	1,678
Astec Industries Inc.	18,699	804,057
Barnes Group Inc.	45,311	1,821,049
Blue Bird Corp.(a)(b)	32,723	615,847
Caterpillar Inc.	527,041	117,435,276
Chart Industries Inc.(a)(b)	29,862	5,129,396
Chicago Rivet & Machine Co.	125	3,303
CIRCOR International Inc.(a)	18,364	488,850
Colfax Corp.(a)	118,963	4,733,538
Columbus McKinnon Corp./NY	35,542	1,506,981
Commercial Vehicle Group Inc.(a)(b)	26,391	223,004
Crane Co.	52,546	5,689,681
Cummins Inc.	140,443	28,806,264
Deere & Co.	274,405	114,004,301
Desktop Metal Inc., Class A(a)	213,370	1,011,374
Donaldson Co. Inc.	125,390	6,511,503
Douglas Dynamics Inc.	18,931	654,823
Dover Corp.	139,306	21,857,111
Eastern Co. (The)	8,133	189,418
Enerpac Tool Group Corp.	53,455	1,170,130
EnPro Industries Inc.	27,168	2,655,129
ESCO Technologies Inc.	26,570	1,857,774
Evoqua Water Technologies Corp.(a)(b)	108,733	5,108,276
Federal Signal Corp.	61,439	2,073,566
Flowserve Corp.	134,922	4,843,700
Fortive Corp.	350,529	21,357,732
Franklin Electric Co. Inc.	35,656	2,960,874
FreightCar America Inc.(a)(b)	9,608	56,783
Gates Industrial Corp. PLC(a)(b)	95,182	1,433,441
Gencor Industries Inc.(a)	8,610	88,511
Gorman-Rupp Co. (The)	17,806	638,879
Graco Inc.	170,467	11,884,959
Graham Corp.	9,023	69,567
Greenbrier Companies Inc. (The)	35,005	1,803,108
Helios Technologies Inc.	35,548	2,852,727
Hillenbrand Inc.	71,557	3,160,673
Hillman Solutions Corp.(a)(b)	97,270	1,155,568
Hurco Companies Inc.	8,259	260,324
Hydrofarm Holdings Group Inc.(a)(b)	34,814	527,432
Hyliion Holdings Corp.(a)(b)	91,778	406,577
Hyster-Yale Materials Handling Inc.	8,917	296,134
Hyzon Motors Inc.(a)(b)	89,508	571,956
IDEX Corp.	73,304	14,054,576
Illinois Tool Works Inc.	269,770	56,489,838
Ingersoll Rand Inc.	390,380	19,655,633
ITT Inc.	87,941	6,614,043
John Bean Technologies Corp.	32,890	3,896,478
Kadant Inc.	13,022	2,528,742
Kennametal Inc.	79,457	2,273,265
LB Foster Co., Class A(a)(b)	9,020	138,637
Lincoln Electric Holdings Inc.	54,956	7,573,486
Lindsay Corp.	12,646	1,985,548
LiqTech International Inc.(a)(b)	11,355	27,820
LS Starrett Co. (The), Class A(a)(b)	8,211	63,143

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Manitex International Inc.(a)	17,008	$123,818
Manitowoc Co. Inc. (The)(a)	43,306	653,054
Markforged Holding Corp.(a)(b)	114,210	455,698
Mayville Engineering Co. Inc.(a)(b)	6,892	64,578
Meritor Inc.(a)	57,898	2,059,432
Microvast Holdings Inc.(a)(b)	231,952	1,554,078
Middleby Corp. (The)(a)	55,232	9,054,734
Miller Industries Inc./TN	10,957	308,549
Mueller Industries Inc.	52,942	2,867,868
Mueller Water Products Inc., Class A	159,106	2,055,650
Nikola Corp.(a)(b)	228,712	2,449,506
NN Inc.(a)(b)	28,941	83,350
Nordson Corp.	52,942	12,022,069
Oshkosh Corp.	63,048	6,345,781
Otis Worldwide Corp.	417,101	32,095,922
P&F Industries Inc., Class A(a)	689	4,148
PACCAR Inc.	338,630	29,823,144
Parker-Hannifin Corp.	126,319	35,844,279
Park-Ohio Holdings Corp.	8,805	123,886
Pentair PLC	159,268	8,633,918
Perma-Pipe International Holdings Inc.(a)	8,579	80,900
Proterra Inc.(a)(b)	174,468	1,311,999
Proto Labs Inc.(a)(b)	26,430	1,398,147
RBC Bearings Inc.(a)(b)	25,861	5,013,931
REV Group Inc.	20,678	277,085
Shyft Group Inc. (The)	35,213	1,271,541
Snap-on Inc.	51,147	10,509,686
SPX Corp.(a)	51,126	2,526,136
SPX FLOW Inc.	43,742	3,771,435
Standex International Corp.	9,356	934,852
Stanley Black & Decker Inc.	158,128	22,104,713
Taylor Devices Inc.(a)(b)	702	6,880
Tennant Co.	18,884	1,488,059
Terex Corp.	61,852	2,205,642
Timken Co. (The)	62,309	3,782,156
Titan International Inc.(a)	44,156	650,418
Toro Co. (The)	107,382	9,180,087
Trinity Industries Inc.	72,722	2,498,728
Twin Disc Inc.(a)	8,965	149,178
Wabash National Corp.	62,272	924,117
Watts Water Technologies Inc., Class A	26,644	3,719,236
Welbilt Inc.(a)(b)	132,672	3,150,960
Westinghouse Air Brake Technologies Corp.	184,838	17,775,870
Xylem Inc./NY	178,710	15,236,815

		770,655,931

Marine — 0.0%
Eagle Bulk Shipping Inc.	17,679	1,204,117
Genco Shipping & Trading Ltd.	25,176	594,657
Kirby Corp.(a)	60,685	4,380,850
Matson Inc.	37,080	4,472,589
Pangaea Logistics Solutions Ltd.	8,921	49,601

		10,701,814

Media — 1.1%
Advantage Solutions Inc.(a)(b)	104,452	666,404
Altice USA Inc., Class A(a)	215,419	2,688,429
AMC Networks Inc., Class A(a)(b)	32,275	1,311,333
Audacy Inc(a)(b)	102,647	296,650
Beasley Broadcast Group Inc., Class A(a)	904	1,591
Boston Omaha Corp., Class A(a)	20,384	517,142

Security	Shares	Value

Media (continued)
Cable One Inc.	5,066	$7,417,840
Cardlytics Inc.(a)	33,170	1,823,687
Charter Communications Inc., Class A(a)(b)	116,652	63,635,999
Clear Channel Outdoor Holdings Inc.(a)	413,126	1,429,416
Comcast Corp., Class A	4,436,274	207,706,349
comScore Inc.(a)	45,846	133,412
Cumulus Media Inc., Class A(a)	43,076	428,606
Daily Journal Corp.(a)(b)	251	78,309
DallasNews Corp.	4,872	33,909
Discovery Inc., Class A(a)(b)	158,551	3,951,091
Discovery Inc., Class C, NVS(a)	313,732	7,833,888
DISH Network Corp., Class A(a)	233,931	7,403,916
Emerald Holding Inc.(a)(b)	45,272	153,925
Entravision Communications Corp., Class A	53,382	342,179
EW Scripps Co. (The), Class A(a)	52,613	1,093,824
Fluent Inc.(a)(b)	96,620	200,970
Fox Corp., Class A, NVS	313,104	12,351,953
Fox Corp., Class B	132,614	4,811,236
Gannett Co. Inc.(a)	116,883	527,142
Gray Television Inc.	82,015	1,810,071
Gray Television Inc., Class A	756	15,543
Hemisphere Media Group Inc.(a)(b)	9,045	41,336
iHeartMedia Inc., Class A(a)	109,312	2,069,276
Insignia Systems Inc.(a)(b)	1,165	13,188
Interpublic Group of Companies Inc. (The)	389,312	13,801,110
John Wiley & Sons Inc., Class A	44,317	2,350,131
John Wiley & Sons Inc., Class B	787	41,853
Lee Enterprises Inc.(a)(b)	5,734	154,359
Liberty Broadband Corp., Class A(a)	24,863	3,258,545
Liberty Broadband Corp., Class C, NVS(a)	141,854	19,195,683
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	86,254	3,942,670
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	156,460	7,154,916
Loyalty Ventures Inc.(a)	18,199	300,829
Magnite Inc.(a)	110,168	1,455,319
Marchex Inc., Class B(a)	26,730	61,212
Mediaco Holding Inc., Class A(a)	858	3,586
National CineMedia Inc.	88,616	225,085
New York Times Co. (The), Class A	167,133	7,661,377
News Corp., Class A, NVS	378,183	8,376,753
News Corp., Class B	114,361	2,575,410
Nexstar Media Group Inc., Class A	38,943	7,339,977
Omnicom Group Inc.	203,549	17,277,239
Paramount Global, Class B, NVS	602,802	22,791,944
PubMatic Inc., Class A(a)(b)	32,912	859,661
Saga Communications Inc., Class A	8,017	183,188
Salem Media Group Inc.(a)	9,669	32,778
Scholastic Corp.	26,446	1,065,245
Sinclair Broadcast Group Inc., Class A	38,313	1,073,530
Sirius XM Holdings Inc.(b)	910,677	6,028,682
SPAR Group Inc.(a)	8,221	10,687
Stagwell Inc.(a)	110,295	798,536
TechTarget Inc.(a)	27,682	2,249,993
TEGNA Inc.	212,127	4,751,645
Thryv Holdings Inc.(a)	30,669	862,412
Townsquare Media Inc., Class A(a)	9,053	115,788
Urban One Inc., Class A(a)	233	1,456
Urban One Inc., Class D, NVS(a)(b)	26,959	138,839
ViacomCBS Inc., Class A	10,136	409,596

86	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
WideOpenWest Inc.(a)	69,567	$1,213,248

		468,551,896

Metals & Mining — 0.7%
Alcoa Corp.	178,451	16,065,944
Allegheny Technologies Inc.(a)(b)	123,418	3,312,539
Alpha Metallurgical Resources Inc.(a)	18,925	2,497,343
Ampco-Pittsburgh Corp.(a)(b)	8,807	55,572
Arconic Corp.(a)	97,191	2,490,033
Carpenter Technology Corp.	50,701	2,128,428
Century Aluminum Co.(a)(b)	54,307	1,428,817
Cleveland-Cliffs Inc.(a)	471,624	15,191,009
Coeur Mining Inc.(a)(b)	292,913	1,303,463
Commercial Metals Co.	105,910	4,407,974
Compass Minerals International Inc.	35,938	2,256,547
Freeport-McMoRan Inc.	1,421,849	70,722,769
Friedman Industries Inc.	8,616	75,907
Gatos Silver Inc.(a)(b)	64,983	280,727
Gold Resource Corp.(b)	67,592	151,406
Golden Minerals Co.(a)(b)	89,624	44,884
Haynes International Inc.	10,350	440,910
Hecla Mining Co.	576,451	3,787,283
Hycroft Mining Holding Corp.(a)	53,392	122,802
Kaiser Aluminum Corp.	18,464	1,738,570
Materion Corp.	19,364	1,660,269
McEwen Mining Inc.(a)(b)	221,328	186,292
MP Materials Corp.(a)(b)	67,976	3,897,744
Newmont Corp.	784,667	62,341,793
Nucor Corp.	265,846	39,518,008
Olympic Steel Inc.	8,900	342,294
Paramount Gold Nevada Corp.(a)	8,265	5,382
Piedmont Lithium Inc.(a)(b)	17,104	1,248,421
Ramaco Resources Inc.	9,023	142,563
Reliance Steel & Aluminum Co.	61,655	11,304,444
Royal Gold Inc.	64,633	9,131,350
Ryerson Holding Corp.	17,042	596,811
Schnitzer Steel Industries Inc., Class A	26,489	1,375,839
Solitario Zinc Corp.(a)(b)	35,316	29,807
Steel Dynamics Inc.	182,605	15,234,735
SunCoke Energy Inc.	65,188	580,825
Synalloy Corp.(a)(b)	8,975	144,049
TimkenSteel Corp.(a)	35,691	780,919
U.S. Antimony Corp.(a)(b)	70,438	45,433
United States Steel Corp.	258,958	9,773,075
Universal Stainless & Alloy Products Inc.(a)	8,614	74,770
Warrior Met Coal Inc.	43,247	1,604,896
Worthington Industries Inc.	34,750	1,786,497

		290,309,143

Mortgage Real Estate Investment — 0.1%
ACRES Commercial Realty Corp.(a)	8,408	112,751
AFC Gamma Inc.	42,020	803,422
AG Mortgage Investment Trust Inc.	12,482	116,083
AGNC Investment Corp.	507,208	6,644,425
Annaly Capital Management Inc.	1,297,259	9,132,703
Apollo Commercial Real Estate Finance Inc.	126,604	1,763,594
Arbor Realty Trust Inc.	127,614	2,177,095
Ares Commercial Real Estate Corp.	30,527	473,779
Arlington Asset Investment Corp., Class A(a)	107,731	373,827
ARMOUR Residential REIT Inc.	148,868	1,250,491
Blackstone Mortgage Trust Inc., Class A	166,580	5,295,578

Security	Shares	Value

Mortgage Real Estate Investment (continued)
BrightSpire Capital Inc.	81,356	$752,543
Broadmark Realty Capital Inc.	130,630	1,129,949
Cherry Hill Mortgage Investment Corp.	16,818	129,835
Chimera Investment Corp.	251,800	3,031,672
Dynex Capital Inc.	23,690	383,778
Ellington Financial Inc.	53,206	944,406
Ellington Residential Mortgage REIT	10,985	110,839
Franklin BSP Realty Trust Inc.	22,979	321,246
Granite Point Mortgage Trust Inc.	56,833	631,983
Great Ajax Corp.	20,066	235,374
Hannon Armstrong Sustainable Infrastructure Capital Inc.	68,814	3,263,848
Invesco Mortgage Capital Inc.	386,868	882,059
KKR Real Estate Finance Trust Inc.	69,993	1,442,556
Ladder Capital Corp.	83,738	993,970
Lument Finance Trust Inc.	16,678	45,698
Manhattan Bridge Capital Inc.	879	5,582
MFA Financial Inc.	376,393	1,516,864
New Residential Investment Corp.	442,191	4,855,257
New York Mortgage Trust Inc.	210,881	769,716
Orchid Island Capital Inc.	140,582	456,891
PennyMac Mortgage Investment Trust	85,984	1,452,270
Ready Capital Corp.	81,783	1,231,652
Redwood Trust Inc.	108,658	1,144,169
Starwood Property Trust Inc.	274,625	6,637,686
TPG RE Finance Trust Inc.	69,018	815,103
Two Harbors Investment Corp.	257,654	1,424,827
Western Asset Mortgage Capital Corp.	51,057	87,307

		62,840,828

Multi-Utilities — 0.7%
Ameren Corp.	251,433	23,574,358
Avista Corp.	42,650	1,925,648
Black Hills Corp.	61,599	4,744,355
CenterPoint Energy Inc.	583,906	17,890,880
CMS Energy Corp.	264,356	18,489,059
Consolidated Edison Inc.	345,853	32,745,362
Dominion Energy Inc.	798,803	67,874,291
DTE Energy Co.	185,929	24,581,673
NiSource Inc.	370,862	11,793,412
NorthWestern Corp.	55,705	3,369,595
Public Service Enterprise Group Inc.	494,801	34,636,070
Sempra Energy	309,845	52,091,141
Unitil Corp.	11,172	557,259
WEC Energy Group Inc.	309,328	30,874,028

		325,147,131

Multiline Retail — 0.5%
Big Lots Inc.	37,455	1,295,943
Dillard’s Inc., Class A(b)	5,985	1,606,314
Dollar General Corp.	225,172	50,130,043
Dollar Tree Inc.(a)	216,668	34,699,380
Franchise Group Inc.	33,831	1,401,618
Kohl’s Corp.	142,584	8,620,629
Macy’s Inc.	305,784	7,448,898
Nordstrom Inc.	105,033	2,847,445
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	59,341	2,549,289
Target Corp.	466,573	99,016,122

		209,615,681

Oil, Gas & Consumable Fuels — 3.5%
Adams Resources & Energy Inc.	606	23,325

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Aemetis Inc.(a)(b)	59,541	$754,384
Alto Ingredients Inc.(a)(b)	59,844	408,136
Amplify Energy Corp.(a)(b)	68,905	378,977
Antero Midstream Corp.	310,499	3,375,124
Antero Resources Corp.(a)	301,099	9,192,552
APA Corp.	366,287	15,138,642
Arch Resources Inc.(b)	17,666	2,426,955
Barnwell Industries Inc.(a)	747	1,920
Berry Corp.	40,548	418,455
Brigham Minerals Inc., Class A	69,483	1,775,291
California Resources Corp.	80,014	3,579,026
Callon Petroleum Co.(a)	43,838	2,589,949
Camber Energy Inc.(a)	1	1
Centennial Resource Development Inc./DE, Class A(a)	185,896	1,500,181
Centrus Energy Corp., Class A(a)(b)	8,101	273,004
Cheniere Energy Inc.	233,059	32,313,630
Chesapeake Energy Corp.	95,802	8,334,774
Chevron Corp.	1,884,176	306,800,378
Civitas Resources Inc.	68,336	4,080,343
Clean Energy Fuels Corp.(a)(b)	226,441	1,797,942
CNX Resources Corp.(a)	234,085	4,850,241
Comstock Resources Inc.(a)(b)	50,159	654,575
ConocoPhillips	1,286,033	128,603,300
CONSOL Energy Inc.(a)	26,766	1,007,205
Continental Resources Inc./OK	51,305	3,146,536
Coterra Energy Inc.	788,992	21,279,114
Crescent Energy Inc.	18,969	328,922
CVR Energy Inc.	26,505	676,938
Delek U.S. Holdings Inc.(a)	80,762	1,713,770
Denbury Inc.(a)	50,117	3,937,693
Devon Energy Corp.	615,165	36,374,706
Diamondback Energy Inc.	166,460	22,818,337
Dorian LPG Ltd.	19,375	280,744
DTE Midstream LLC(a)	96,873	5,256,329
Earthstone Energy Inc., Class A(a)(b)	34,675	437,945
Enviva Inc.	17,959	1,421,455
EOG Resources Inc.	575,256	68,587,773
EQT Corp.	274,100	9,431,781
Equitrans Midstream Corp.	410,007	3,460,459
Evolution Petroleum Corp.	30,048	204,026
Exxon Mobil Corp.	4,133,653	341,398,401
Falcon Minerals Corp.	70,340	474,092
Gevo Inc.(a)(b)	198,835	930,548
Green Plains Inc.(a)	22,860	708,889
Gulfport Energy Corp.(a)	11,648	1,046,223
Hallador Energy Co.(a)	17,643	61,750
Harvest Natural Resources Inc.(a)(c)	8,626	3,019
Hess Corp.	267,938	28,680,084
HF Sinclair Corp.	147,937	5,895,289
Houston American Energy Corp.(a)	2,346	10,416
International Seaways Inc.	53,953	973,312
Kinder Morgan Inc.	1,899,204	35,913,948
Kinetik Holdings Inc.	5,280	343,253
Kosmos Energy Ltd.(a)	466,354	3,353,085
Laredo Petroleum Inc.(a)(b)	7,957	629,717
Lightbridge Corp.(a)(b)	502	4,192
Magnolia Oil & Gas Corp., Class A	160,541	3,796,795
Marathon Oil Corp.	745,913	18,729,875
Marathon Petroleum Corp.	576,505	49,291,177

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Matador Resources Co.	117,911	$6,246,925
Murphy Oil Corp.	152,000	6,139,280
NACCO Industries Inc., Class A	560	21,963
New Fortress Energy Inc.	49,276	2,099,650
NextDecade Corp.(a)(b)	191,696	1,269,028
Northern Oil and Gas Inc.	34,751	979,631
Oasis Petroleum Inc.	18,884	2,762,729
Occidental Petroleum Corp.	867,951	49,247,540
ONEOK Inc.	441,720	31,198,684
Overseas Shipholding Group Inc., Class A(a)(b)	17,758	37,114
Ovintiv Inc.	263,111	14,226,412
Par Pacific Holdings Inc.(a)	42,318	550,980
PBF Energy Inc., Class A(a)	100,640	2,452,597
PDC Energy Inc.	104,252	7,577,035
Peabody Energy Corp.(a)	72,685	1,782,963
PEDEVCO Corp.(a)	1,000	1,350
Phillips 66	457,113	39,489,992
PHX Minerals Inc.	52,702	161,268
Pioneer Natural Resources Co.	221,744	55,442,652
PrimeEnergy Resources Corp.(a)	174	11,869
Range Resources Corp.(a)	243,065	7,384,315
Ranger Oil Corp.(a)	14,274	492,881
Renewable Energy Group Inc.(a)	36,530	2,215,544
REX American Resources Corp.(a)	8,628	859,349
Ring Energy Inc.(a)(b)	96,931	370,276
SandRidge Energy Inc.(a)	18,083	289,690
SM Energy Co.	115,504	4,498,881
Southwestern Energy Co.(a)	998,814	7,161,496
Talos Energy Inc.(a)	25,186	397,687
Targa Resources Corp.	224,666	16,955,543
Tellurian Inc.(a)	399,819	2,119,041
Texas Pacific Land Corp.	6,219	8,408,772
U.S. Energy Corp. Wyoming(a)	571	2,484
Uranium Energy Corp.(a)(b)	268,343	1,231,694
Valero Energy Corp.	391,648	39,767,938
Vertex Energy Inc.(a)(b)	17,469	173,642
W&T Offshore Inc.(a)(b)	90,811	346,898
Whiting Petroleum Corp.	37,368	3,045,866
Williams Companies Inc. (The)	1,171,279	39,132,431
World Fuel Services Corp.	71,823	1,942,094

		1,560,375,087

Paper & Forest Products — 0.0%
Clearwater Paper Corp.(a)	17,633	494,253
Glatfelter Corp.	43,204	534,865
Louisiana-Pacific Corp.	94,182	5,850,586
Mercer International Inc.	43,639	608,764
Neenah Inc.	17,468	692,781
Resolute Forest Products Inc.	63,457	819,230
Schweitzer-Mauduit International Inc.	27,284	750,310
Sylvamo Corp.(a)	35,242	1,172,854

		10,923,643

Personal Products — 0.2%
Beauty Health Co. (The)(a)	104,386	1,762,036
BellRing Brands Inc.(a)(b)	116,449	2,687,643
Coty Inc., Class A(a)	299,930	2,696,371
Cyanotech Corp.(a)	812	2,712
Edgewell Personal Care Co.	53,595	1,965,329
elf Beauty Inc.(a)	56,437	1,457,768
Estee Lauder Companies Inc. (The), Class A	226,867	61,780,421

88	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Products (continued)
Herbalife Nutrition Ltd.(a)(b)	106,631	$3,237,317
Honest Co. Inc. (The)(a)(b)	48,307	251,680
Inter Parfums Inc.	17,565	1,546,598
LifeMD Inc.(a)(b)	41,179	145,362
Lifevantage Corp.(a)	16,891	80,401
Mannatech Inc.	256	9,365
Medifast Inc.	11,045	1,886,265
Natural Alternatives International Inc.(a)	880	10,138
Natural Health Trends Corp.	8,600	60,888
Nature’s Sunshine Products Inc.(a)	8,838	148,655
NewAge Inc.(a)(b)	104,760	60,866
Nu Skin Enterprises Inc., Class A	46,919	2,246,482
Olaplex Holdings Inc.(a)(b)	56,548	883,845
Revlon Inc., Class A(a)(b)	9,131	73,687
Summer Infant Inc.(a)	887	10,342
United-Guardian Inc.	17,336	390,753
USANA Health Sciences Inc.(a)	11,156	886,344
Veru Inc.(a)	50,980	246,233

		84,527,501

Pharmaceuticals — 3.4%
9 Meters Biopharma Inc.(a)(b)	96,614	57,901
AcelRx Pharmaceuticals Inc.(a)(b)	99,321	28,356
Acer Therapeutics Inc.(a)	368	1,067
Aclaris Therapeutics Inc.(a)(b)	32,251	556,007
Adamis Pharmaceuticals Corp.(a)(b)	54,023	30,847
Aerie Pharmaceuticals Inc.(a)(b)	42,155	383,610
Aerpio Pharmaceuticals Inc., NVS(b)	132,554	1
Agile Therapeutics Inc.(a)	44,190	9,258
Alimera Sciences Inc.(a)	11,156	62,474
Amneal Pharmaceuticals Inc.(a)	93,869	391,434
Amphastar Pharmaceuticals Inc.(a)	47,361	1,700,260
Ampio Pharmaceuticals Inc.(a)	257,917	121,221
ANI Pharmaceuticals Inc.(a)	9,054	254,508
Antares Pharma Inc.(a)	141,585	580,498
Aquestive Therapeutics Inc.(a)(b)	9,227	24,082
Arvinas Inc.(a)	43,709	2,941,616
Assertio Holdings Inc.(a)(b)	30,531	87,624
Atea Pharmaceuticals Inc.(a)(b)	52,774	381,028
Athira Pharma Inc.(a)	26,311	355,198
Avenue Therapeutics Inc.(a)(b)	6,877	3,311
Axsome Therapeutics Inc.(a)(b)	26,784	1,108,590
Aytu BioPharma Inc.(a)	24,200	26,136
Baudax Bio Inc.(a)	87	154
Bristol-Myers Squibb Co.	2,146,784	156,779,635
Cara Therapeutics Inc.(a)(b)	52,786	641,350
Cassava Sciences Inc.(a)(b)	33,739	1,253,066
Catalent Inc.(a)	168,759	18,715,373
cbdMD Inc.(a)(b)	117,950	122,668
Citius Pharmaceuticals Inc.(a)(b)	257,298	460,563
Clearside Biomedical Inc.(a)(b)	36,242	82,994
Collegium Pharmaceutical Inc.(a)	34,811	708,752
Contra Palisade Bio Inc., NVS(b)	97	3
Contra Ritter Pharmace, NVS(b)(c)	14,465	978
Corcept Therapeutics Inc.(a)	105,602	2,378,157
CorMedix Inc.(a)(b)	22,938	125,700
Cumberland Pharmaceuticals Inc.(a)	9,688	27,320
Cymabay Therapeutics Inc.(a)	60,792	189,063
Dare Bioscience Inc.(a)	643	958
Durect Corp.(a)(b)	135,607	90,843
Elanco Animal Health Inc.(a)	470,373	12,272,032

Security	Shares	Value

Pharmaceuticals (continued)
Eli Lilly & Co.	776,239	$222,291,562
Eloxx Pharmaceuticals Inc.(a)(b)	44,028	24,651
Endo International PLC(a)	206,557	477,147
Esperion Therapeutics Inc.(a)(b)	142,299	660,267
Eton Pharmaceuticals Inc.(a)(b)	10,459	45,601
Evofem Biosciences Inc.(a)(b)	129,493	44,028
Evoke Pharma Inc.(a)(b)	71,484	35,385
Evolus Inc.(a)	21,593	242,273
Eyenovia Inc.(a)	10,679	32,571
EyePoint Pharmaceuticals Inc.(a)	3,549	43,120
Fulcrum Therapeutics Inc.(a)(b)	29,511	697,935
Harmony Biosciences Holdings Inc.(a)	25,028	1,217,612
Harrow Health Inc.(a)	62,851	428,644
Hepion Pharmaceuticals Inc.(a)(b)	47,308	61,027
Hoth Therapeutics Inc.(a)	1	1
Innoviva Inc.(a)(b)	80,188	1,551,638
Intra-Cellular Therapies Inc.(a)	85,467	5,229,726
Jaguar Health Inc.(a)(b)	27,034	19,154
Jazz Pharmaceuticals PLC(a)	58,556	9,115,413
Johnson & Johnson	2,566,353	454,834,742
Kala Pharmaceuticals Inc.(a)(b)	56,236	77,606
Kaleido Biosciences Inc.(a)(b)	6,203	10,235
KemPharm Inc.(a)(b)	56,829	285,850
Kiora Pharmaceuticals Inc.(a)	42	26
Lannett Co. Inc.(a)(b)	35,454	27,934
Lipocine Inc.(a)(b)	79,912	109,479
Liquidia Corp.(a)	34,189	245,477
Marinus Pharmaceuticals Inc.(a)	27,968	261,501
Merck & Co. Inc.	2,462,864	202,077,991
MyMD Pharmaceuticals Inc.(a)	2	9
Nektar Therapeutics(a)(b)	175,658	946,797
NGM Biopharmaceuticals Inc.(a)(b)	54,539	831,720
NovaBay Pharmaceuticals Inc.(a)	657	195
Novan Inc.(a)(b)	9,789	38,569
Nuvation Bio Inc.(a)	154,743	813,948
Ocular Therapeutix Inc.(a)(b)	78,824	390,179
Ocuphire Pharma Inc.(a)(b)	266	862
Omeros Corp.(a)(b)	54,841	329,594
Onconova Therapeutics Inc.(a)	3	6
Opiant Pharmaceuticals Inc.(a)	2,506	53,679
Optinose Inc.(a)(b)	63,902	157,838
Organon & Co.	249,885	8,728,483
Otonomy Inc.(a)(b)	18,417	44,201
Pacira BioSciences Inc.(a)	45,124	3,443,864
Palisade Bio Inc.(a)(b)	16	17
Paratek Pharmaceuticals Inc.(a)(b)	26,890	79,863
Perrigo Co. PLC	134,899	5,184,169
Pfizer Inc.	5,473,897	283,383,648
Phathom Pharmaceuticals Inc.(a)(b)	10,617	144,497
Phibro Animal Health Corp., Class A	26,220	523,089
Pliant Therapeutics Inc.(a)(b)	20,163	141,343
PLx Pharma Inc.(a)(b)	11,375	45,955
Prestige Consumer Healthcare Inc.(a)	53,105	2,811,379
ProPhase Labs Inc.	123	861
Provention Bio Inc.(a)	50,561	370,107
Pulmatrix Inc., NVS	1	7
Reata Pharmaceuticals Inc., Class A(a)(b)	27,472	899,983
Relmada Therapeutics Inc.(a)	11,536	311,357
Revance Therapeutics Inc.(a)	62,600	1,220,700
Royalty Pharma PLC, Class A	346,363	13,494,302

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
RVL Pharmaceuticals PLC(a)	8,069	$13,637
Satsuma Pharmaceuticals Inc.(a)	6,456	24,533
scPharmaceuticals Inc.(a)	2,486	14,120
SCYNEXIS Inc.(a)(b)	14,114	55,186
Seelos Therapeutics Inc.(a)	60,016	50,281
Seelos Therapeutics Inc. New, NVS(c)	43	23
Societal CDMO Inc(a)(b)	9,596	17,273
Sonoma Pharmaceuticals Inc.(a)	609	2,442
Supernus Pharmaceuticals Inc.(a)	52,743	1,704,654
TFF Pharmaceuticals Inc.(a)(b)	8,886	56,071
TherapeuticsMD Inc.(a)	245,121	93,146
Theravance Biopharma Inc.(a)(b)	47,008	449,396
Timber Pharmaceuticals Inc.(a)(b)	19	7
Titan Pharmaceuticals Inc.(a)	60	57
Trevi Therapeutics Inc.(a)	6,155	13,541
Tricida Inc.(a)	24,913	204,785
Viatris Inc.	1,196,728	13,020,401
VYNE Therapeutics Inc.(a)	72,615	47,207
WaVe Life Sciences Ltd.(a)	28,027	56,054
Xeris Biopharma Holdings Inc.(a)	54,016	138,281
Zoetis Inc.	463,100	87,336,029
Zynerba Pharmaceuticals Inc.(a)	27,706	56,797

		1,530,848,374

Professional Services — 0.6%
Acacia Research Corp.(a)	29,312	132,197
Alight Inc., Class A(a)(b)	240,131	2,389,303
ASGN Inc.(a)	53,517	6,245,969
Barrett Business Services Inc.	8,587	665,235
BGSF Inc.	23,981	315,830
Booz Allen Hamilton Holding Corp.	129,745	11,396,801
CACI International Inc., Class A(a)	22,977	6,922,051
CBIZ Inc.(a)	45,067	1,891,462
Clarivate PLC(a)(b)	363,621	6,094,288
CoStar Group Inc.(a)	387,816	25,832,424
CRA International Inc.	8,833	744,269
DLH Holdings Corp.(a)	819	15,512
Dun & Bradstreet Holdings Inc.(a)	134,669	2,359,401
Equifax Inc.	117,406	27,836,963
Exponent Inc.	52,562	5,679,324
First Advantage Corp.(a)	39,200	791,448
Forrester Research Inc.(a)	8,978	506,539
Franklin Covey Co.(a)	16,959	766,886
FTI Consulting Inc.(a)(b)	36,406	5,723,751
GEE Group Inc.(a)	802	443
Heidrick & Struggles International Inc.	17,590	696,212
Hill International Inc.(a)(b)	123,629	201,515
HireQuest Inc.	3,385	64,721
Hudson Global Inc.(a)	1,946	79,144
Huron Consulting Group Inc.(a)	19,043	872,360
ICF International Inc.	17,823	1,677,857
Insperity Inc.	37,556	3,771,373
Jacobs Engineering Group Inc.	129,871	17,897,522
KBR Inc.	133,973	7,332,342
Kelly Services Inc., Class A, NVS	26,892	583,287
Kforce Inc.	27,023	1,998,891
Korn Ferry	53,623	3,482,278
Legalzoomcom Inc.(a)(b)	25,171	355,918
Leidos Holdings Inc.	139,638	15,083,697
ManpowerGroup Inc.	52,876	4,966,114
ManTech International Corp./VA, Class A	25,872	2,229,908

Security	Shares	Value

Professional Services (continued)
Mastech Digital Inc.(a)	1,268	$23,445
Mistras Group Inc.(a)	17,181	113,566
Nielsen Holdings PLC	353,835	9,638,465
Planet Labs PBC(a)(b)	177,196	900,156
RCM Technologies Inc.(a)(b)	9,194	90,653
Red Violet Inc.(a)(b)	1,041	29,668
Resources Connection Inc.	35,476	608,059
Robert Half International Inc.	106,839	12,198,877
Science Applications International Corp.	53,292	4,911,924
Skillsoft Corp.(a)(b)	87,470	528,319
TransUnion	187,078	19,332,640
TriNet Group Inc.(a)(b)	43,724	4,300,693
TrueBlue Inc.(a)(b)	36,404	1,051,712
Upwork Inc.(a)	117,249	2,724,867
Verisk Analytics Inc.	157,797	33,867,970
Volt Information Sciences Inc.(a)	9,049	54,113
Willdan Group Inc.(a)	8,593	263,719

		258,242,081

Real Estate Management & Development — 0.2%
Altisource Portfolio Solutions SA(a)	9,451	111,805
American Realty Investors Inc.(a)	779	11,973
AMREP Corp.(a)	692	9,356
CBRE Group Inc., Class A(a)	328,021	30,020,482
CKX Lands Inc.(a)	229	2,498
Comstock Holding Companies Inc.(a)	285	1,667
Cushman & Wakefield PLC(a)(b)	156,981	3,219,680
Doma Holdings Inc.(a)	170,255	369,453
Douglas Elliman Inc., NVS	106,613	778,275
eXp World Holdings Inc.(b)	62,075	1,314,128
Forestar Group Inc.(a)	34,162	606,717
FRP Holdings Inc.(a)(b)	8,177	472,631
Howard Hughes Corp. (The)(a)(b)	43,264	4,482,583
InterGroup Corp. (The)(a)	126	6,353
Jones Lang LaSalle Inc.(a)	47,801	11,446,427
JW Mays Inc.(a)	106	4,081
Kennedy-Wilson Holdings Inc.	132,201	3,224,382
Marcus & Millichap Inc.	25,966	1,367,889
Maui Land & Pineapple Co. Inc.(a)	8,569	95,202
Newmark Group Inc., Class A	156,501	2,491,496
Opendoor Technologies Inc.(a)(b)	390,077	3,374,166
RE/MAX Holdings Inc., Class A	17,116	474,627
Realogy Holdings Corp.(a)	113,001	1,771,856
Redfin Corp.(a)(b)	104,820	1,890,953
RMR Group Inc. (The), Class A	10,881	338,399
St Joe Co. (The)	38,627	2,288,263
Stratus Properties Inc.(a)	8,159	351,490
Tejon Ranch Co.(a)	13,096	239,133
Transcontinental Realty Investors Inc.(a)	269	10,499
Trinity Place Holdings Inc.(a)(b)	161,749	307,323
WeWork Inc., Class A(a)(b)	191,914	1,308,853
Zillow Group Inc., Class A(a)(b)	39,024	1,882,128
Zillow Group Inc., Class C, NVS(a)(b)	168,095	8,285,403

		82,560,171

Road & Rail — 1.1%
AMERCO	9,814	5,858,369
ArcBest Corp.	25,893	2,084,386
Avis Budget Group Inc.(a)(b)	40,496	10,662,597
Covenant Logistics Group Inc., Class A	9,520	204,966
CSX Corp.	2,157,563	80,800,734

90	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail (continued)
Heartland Express Inc.	44,924	$632,081
Hertz Global Holdings Inc.(a)(b)	42,035	931,075
HyreCar Inc.(a)	15,352	36,538
JB Hunt Transport Services Inc.	82,253	16,515,580
Knight-Swift Transportation Holdings Inc.	162,073	8,178,204
Landstar System Inc.	36,806	5,551,449
Lyft Inc., Class A(a)	308,173	11,833,843
Marten Transport Ltd.	84,990	1,509,422
Norfolk Southern Corp.	232,118	66,204,696
Old Dominion Freight Line Inc.	90,113	26,914,951
PAM Transportation Services Inc.(a)(b)	2,692	93,547
Patriot Transportation Holding Inc.	681	5,434
Ryder System Inc.	52,367	4,154,274
Saia Inc.(a)	25,965	6,330,786
Schneider National Inc., Class B	44,633	1,138,141
TuSimple Holdings Inc., Class A(a)(b)	33,062	403,356
Uber Technologies Inc.(a)	1,648,706	58,825,830
Union Pacific Corp.	619,331	169,207,423
Universal Logistics Holdings Inc.	8,685	175,003
USA Truck Inc.(a)	8,756	180,374
Werner Enterprises Inc.	56,768	2,327,488
XPO Logistics Inc.(a)	100,596	7,323,389
Yellow Corp.(a)(b)	41,761	292,745

		488,376,681

Semiconductors & Semiconductor Equipment — 5.6%
ACM Research Inc., Class A(a)(b)	28,431	588,237
Advanced Micro Devices Inc.(a)	1,599,292	174,866,587
Aehr Test Systems(a)(b)	16,879	171,491
Allegro MicroSystems Inc.(a)(b)	45,067	1,279,903
Alpha & Omega Semiconductor Ltd.(a)	26,909	1,470,577
Ambarella Inc.(a)	34,752	3,646,180
Amkor Technology Inc.	104,293	2,265,244
Amtech Systems Inc.(a)	9,031	90,852
Analog Devices Inc.	518,290	85,611,142
Applied Materials Inc.	871,868	114,912,202
Atomera Inc.(a)(b)	17,567	229,425
Axcelis Technologies Inc.(a)	27,648	2,088,253
AXT Inc.(a)(b)	35,313	247,897
Broadcom Inc.	402,728	253,589,767
CEVA Inc.(a)	30,092	1,223,240
Cirrus Logic Inc.(a)	51,402	4,358,376
CMC Materials Inc.	28,423	5,269,624
Cohu Inc.(a)	41,356	1,224,138
CVD Equipment Corp.(a)	8,139	36,300
CyberOptics Corp.(a)	8,570	347,771
Diodes Inc.(a)	46,315	4,028,942
eMagin Corp.(a)(b)	18,585	21,187
Enphase Energy Inc.(a)	133,683	26,974,556
Entegris Inc.	133,951	17,582,408
First Solar Inc.(a)	96,690	8,096,821
FormFactor Inc.(a)	73,480	3,088,364
GSI Technology Inc.(a)(b)	17,879	68,477
Ichor Holdings Ltd.(a)	23,391	833,187
Impinj Inc.(a)	23,145	1,470,633
indie Semiconductor Inc., Class A(a)(b)	88,355	690,053
Intel Corp.	3,979,042	197,201,321
inTEST Corp.(a)	8,668	93,008
KLA Corp.	147,228	53,894,282
Kopin Corp.(a)(b)	61,466	155,509
Kulicke & Soffa Industries Inc.	56,234	3,150,229

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.	137,742	$74,051,477
Lattice Semiconductor Corp.(a)	127,480	7,769,906
MACOM Technology Solutions Holdings Inc., Class H(a)	52,150	3,122,220
Marvell Technology Inc.	830,504	59,555,442
MaxLinear Inc.(a)	69,785	4,071,955
Meta Materials Inc.(a)(b)	230,479	384,900
Microchip Technology Inc.	532,742	40,030,234
Micron Technology Inc.	1,084,202	84,448,494
MKS Instruments Inc.	56,916	8,537,400
Monolithic Power Systems Inc.	41,923	20,361,163
Navitas Semiconductor Corp.(a)(b)	75,255	773,621
NeoPhotonics Corp.(a)	41,973	638,409
NVE Corp.	7,998	435,651
NVIDIA Corp.	2,442,750	666,528,765
NXP Semiconductors NV	259,024	47,940,162
ON Semiconductor Corp.(a)	428,290	26,815,237
Onto Innovation Inc.(a)	47,031	4,086,524
PDF Solutions Inc.(a)(b)	26,433	736,688
Peraso Inc.(a)	293	650
Photronics Inc.(a)	59,686	1,012,871
Pixelworks Inc.(a)(b)	26,427	78,488
Power Integrations Inc.	58,806	5,450,140
Qorvo Inc.(a)	108,411	13,453,805
QUALCOMM Inc.	1,097,415	167,706,960
QuickLogic Corp.(a)(b)	3,444	18,942
Rambus Inc.(a)	112,016	3,572,190
Rubicon Technology Inc.(a)	842	7,595
Semtech Corp.(a)	62,076	4,304,350
Silicon Laboratories Inc.(a)	37,188	5,585,638
SiTime Corp.(a)(b)	12,568	3,114,602
Skyworks Solutions Inc.	161,854	21,571,901
SMART Global Holdings Inc.(a)	31,812	821,704
SolarEdge Technologies Inc.(a)	52,015	16,768,075
SunPower Corp.(a)(b)	74,161	1,592,978
Synaptics Inc.(a)	37,382	7,457,709
Teradyne Inc.	162,767	19,243,942
Texas Instruments Inc.	897,638	164,698,620
Trio-Tech International(a)	311	2,241
Ultra Clean Holdings Inc.(a)	37,729	1,599,332
Universal Display Corp.	43,681	7,292,543
Veeco Instruments Inc.(a)	44,447	1,208,514
Wolfspeed Inc.(a)(b)	127,862	14,558,367

		2,482,276,588

Software — 9.3%
8x8 Inc.(a)	115,068	1,448,706
A10 Networks Inc.	46,079	642,802
ACI Worldwide Inc.(a)	114,681	3,611,305
Adobe Inc.(a)	461,828	210,418,073
Agilysys Inc.(a)	17,111	682,387
Akerna Corp.(a)(b)	11,789	13,439
Alarm.com Holdings Inc.(a)	45,554	3,027,519
Altair Engineering Inc., Class A(a)(b)	51,102	3,290,969
Alteryx Inc., Class A(a)(b)	61,977	4,433,215
American Software Inc./GA, Class A	26,457	551,364
Amplitude Inc.(a)(b)	27,290	502,955
Anaplan Inc.(a)	156,130	10,156,256
ANSYS Inc.(a)	86,005	27,319,488
Appfolio Inc., Class A(a)	18,755	2,123,254
Appian Corp.(a)(b)	38,241	2,325,818

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
AppLovin Corp., Class A(a)(b)	25,722	$1,416,511
Aquamed Technologies Inc., NVS	1,090	—
Asana Inc., Class A(a)(b)	76,500	3,057,705
Aspen Technology Inc.(a)	63,792	10,549,283
Asure Software Inc.(a)(b)	7,075	42,096
AudioEye Inc.(a)	2,856	19,449
Autodesk Inc.(a)(b)	214,909	46,065,744
Avalara Inc.(a)	90,000	8,955,900
Avaya Holdings Corp.(a)(b)	65,609	831,266
AvePoint Inc.(a)(b)	91,299	480,233
Aware Inc./MA(a)(b)	17,779	53,337
Benefitfocus Inc.(a)	27,481	346,810
Bentley Systems Inc., Class B(b)	179,370	7,924,567
Bill.com Holdings Inc.(a)(b)	91,089	20,658,074
Black Knight Inc.(a)	152,484	8,842,547
Blackbaud Inc.(a)(b)	46,161	2,763,659
Blackline Inc.(a)(b)	55,127	4,036,399
Bottomline Technologies DE Inc.(a)	41,461	2,350,009
Box Inc., Class A(a)	152,627	4,435,341
BSQUARE Corp.(a)(b)	9,186	15,892
BTRS Holdings Inc.(a)	59,330	443,788
C3.ai Inc., Class A(a)(b)	68,507	1,555,109
Cadence Design Systems Inc.(a)	268,898	44,222,965
CCC Intelligent Solutions Holdings Inc.(a)(b)	79,783	880,804
CDK Global Inc.	103,843	5,055,077
Cerence Inc.(a)(b)	36,292	1,310,141
Ceridian HCM Holding Inc.(a)(b)	130,249	8,903,822
ChannelAdvisor Corp.(a)	25,779	427,158
Citrix Systems Inc.	123,477	12,458,829
Cleanspark Inc.(a)(b)	44,262	547,521
Clear Secure Inc., Class A(a)(b)	20,284	545,234
CommVault Systems Inc.(a)	41,377	2,745,364
Confluent Inc., Class A(a)(b)	65,627	2,690,707
Consensus Cloud Solutions Inc.(a)	15,100	907,963
CoreCard Corp.(a)(b)	8,028	219,967
Coupa Software Inc.(a)	71,318	7,248,048
Crowdstrike Holdings Inc., Class A(a)	204,625	46,466,245
Datadog Inc., Class A(a)(b)	253,427	38,386,588
Datto Holding Corp.(a)	27,742	741,266
Dave Inc. , NVS(b)	164,566	1,176,647
Digimarc Corp.(a)(b)	11,800	311,166
Digital Turbine Inc.(a)(b)	87,878	3,849,935
DocuSign Inc.(a)	192,053	20,572,717
Dolby Laboratories Inc., Class A	63,615	4,975,965
Domo Inc., Class B(a)	28,959	1,464,457
Dropbox Inc., Class A(a)	292,861	6,809,018
Duck Creek Technologies Inc.(a)(b)	73,240	1,620,069
Dynatrace Inc.(a)	197,246	9,290,287
E2open Parent Holdings Inc.(a)	196,965	1,735,262
Ebix Inc.	26,407	875,392
eGain Corp.(a)	17,743	205,464
Elastic NV(a)	71,602	6,368,998
Envestnet Inc.(a)(b)	48,715	3,626,345
Everbridge Inc.(a)	35,383	1,544,114
Evolving Systems Inc.(a)	8,976	16,336
Fair Isaac Corp.(a)	24,972	11,648,439
Five9 Inc.(a)(b)	65,724	7,255,930
Fortinet Inc.(a)	132,200	45,178,028
Freshworks Inc.(a)(b)	36,254	649,672
Gitlab Inc.(a)	1,899	103,401

Security	Shares	Value

Software (continued)
Greenidge Generation Holdings Inc.(a)	650	$5,590
GSE Systems Inc.(a)	9,577	19,920
GTY Technology Holdings Inc.(a)(b)	23,303	75,269
Guidewire Software Inc.(a)(b)	83,081	7,861,124
HashiCorp Inc.(a)(b)	20,885	1,127,790
HubSpot Inc.(a)	43,875	20,837,992
InterDigital Inc.	35,007	2,233,447
Intrusion Inc.(a)(b)	32,267	80,022
Intuit Inc.	277,220	133,298,465
Inuvo Inc.(a)	18,681	9,154
Issuer Direct Corp.(a)(b)	318	9,454
Jamf Holding Corp.(a)(b)	41,592	1,447,817
Kaspien Holdings Inc.(a)	364	2,643
KnowBe4 Inc., Class A(a)(b)	38,084	876,694
Latch Inc.(a)(b)	88,378	377,374
LivePerson Inc.(a)	56,406	1,377,434
Mandiant Inc.(a)	242,521	5,410,643
Manhattan Associates Inc.(a)	63,756	8,843,595
Marathon Digital Holdings Inc.(a)(b)	90,086	2,517,904
Marin Software Inc.(a)	1,625	4,680
Matterport Inc, Class A(a)(b)	179,592	1,458,287
Microsoft Corp.	7,319,755	2,256,753,664
MicroStrategy Inc., Class A(a)(b)	10,539	5,125,326
Mimecast Ltd.(a)	63,872	5,081,656
Mitek Systems Inc.(a)(b)	64,152	941,110
Model N Inc.(a)(b)	21,257	571,813
Momentive Global Inc.(a)	118,660	1,929,412
N-able Inc.(a)(b)	98,888	899,881
nCino Inc.(a)(b)	54,930	2,251,031
NCR Corp.(a)	132,056	5,307,331
NetSol Technologies Inc.(a)	8,964	34,511
New Relic Inc.(a)(b)	54,939	3,674,320
NortonLifeLock Inc.	583,840	15,483,437
Nutanix Inc., Class A(a)	206,922	5,549,648
NXT-ID Inc.(a)	25	55
Oblong Inc.(a)	1,121	735
Olo Inc., Class A(a)(b)	64,791	858,481
ON24 Inc.(a)	15,650	205,797
OneSpan Inc.(a)	27,841	402,024
Oracle Corp.	1,541,495	127,527,881
PagerDuty Inc.(a)(b)	74,762	2,556,113
Palantir Technologies Inc., Class A(a)(b)	1,578,998	21,679,642
Palo Alto Networks Inc.(a)	96,450	60,041,089
Park City Group Inc.(a)(b)	16,862	89,031
Paycom Software Inc.(a)(b)	47,689	16,518,516
Paycor HCM Inc.(a)(b)	29,035	845,209
Paylocity Holding Corp.(a)	38,198	7,860,002
Pegasystems Inc.	42,195	3,403,027
Phunware Inc.(a)(b)	24,555	68,263
Ping Identity Holding Corp.(a)(b)	66,790	1,832,050
Progress Software Corp.	45,143	2,125,784
PROS Holdings Inc.(a)	34,829	1,160,154
PTC Inc.(a)	106,761	11,500,295
Q2 Holdings Inc.(a)(b)	51,103	3,150,500
Qualtrics International Inc., Class A(a)(b)	98,514	2,812,575
Qualys Inc.(a)	35,322	5,030,206
Qumu Corp.(a)	9,508	16,734
Rapid7 Inc.(a)(b)	53,278	5,926,645
RealNetworks Inc.(a)	39,360	22,829
Rekor Systems Inc.(a)(b)	54,037	246,409

92	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Rimini Street Inc.(a)	16,987	$98,525
RingCentral Inc., Class A(a)	80,394	9,422,981
Riot Blockchain Inc.(a)(b)	76,524	1,620,013
SailPoint Technologies Holdings Inc.(a)(b)	91,478	4,681,844
salesforce.com Inc.(a)	968,947	205,726,827
Samsara Inc.(a)(b)	56,726	908,750
Seachange International Inc.(a)(b)	31,812	35,948
SecureWorks Corp., Class A(a)	9,012	119,409
SentinelOne Inc., Class A(a)	142,230	5,509,990
ServiceNow Inc.(a)(b)	195,526	108,886,474
ShotSpotter Inc.(a)(b)	7,839	217,297
Smartsheet Inc., Class A(a)	126,845	6,948,569
Smith Micro Software Inc.(a)(b)	15,467	58,311
Splunk Inc.(a)	161,157	23,949,542
Sprout Social Inc., Class A(a)(b)	44,071	3,530,968
SPS Commerce Inc.(a)	35,292	4,630,310
SRAX Inc.(a)(b)	11,402	55,072
SS&C Technologies Holdings Inc.	219,128	16,438,983
Sumo Logic Inc.(a)	83,301	972,123
Synchronoss Technologies Inc.(a)(b)	55,598	96,185
Synopsys Inc.(a)	149,214	49,728,550
Telos Corp.(a)	58,478	583,026
Tenable Holdings Inc.(a)(b)	88,550	5,117,304
Teradata Corp.(a)	98,596	4,859,797
Terawulf Inc.(a)	237	1,991
Trade Desk Inc. (The), Class A(a)(b)	426,630	29,544,127
Tyler Technologies Inc.(a)	39,069	17,381,407
UiPath Inc., Class A(a)(b)	277,812	5,997,961
Unity Software Inc.(a)(b)	171,089	16,973,740
Upland Software Inc.(a)	20,090	353,785
Varonis Systems Inc.(a)(b)	110,302	5,243,757
Verb Technology Co. Inc.(a)(b)	18,497	17,537
Verint Systems Inc.(a)(b)	62,809	3,247,225
Veritone Inc.(a)(b)	23,374	427,277
Vertex Inc., Class A(a)	29,067	445,888
Viant Technology Inc., Class A(a)	17,205	112,693
VirnetX Holding Corp.(a)	50,124	81,702
VMware Inc., Class A	198,648	22,620,048
Vonage Holdings Corp.(a)	226,639	4,598,505
WM Technology Inc.(a)(b)	63,320	495,162
Workday Inc., Class A(a)	188,715	45,189,694
Workiva Inc.(a)(b)	44,309	5,228,462
Xperi Holding Corp.	104,986	1,818,357
Yext Inc.(a)	111,286	766,761
Zendesk Inc.(a)(b)	118,076	14,203,362
Zoom Video Communications Inc., Class A(a)(b)	210,286	24,651,828
Zscaler Inc.(a)	80,463	19,414,113
Zuora Inc., Class A(a)	129,837	1,944,958

		4,140,742,232

Specialty Retail — 2.0%
Aaron’s Co. Inc. (The)	34,038	683,483
Abercrombie & Fitch Co., Class A(a)(b)	60,193	1,925,574
Academy Sports & Outdoors Inc.	71,103	2,801,458
Advance Auto Parts Inc.	62,713	12,979,083
American Eagle Outfitters Inc.	136,108	2,286,614
America’s Car-Mart Inc./TX(a)	9,499	765,239
Arko Corp.	83,436	759,268
Asbury Automotive Group Inc.(a)	23,684	3,794,177
AutoNation Inc.(a)(b)	42,778	4,259,833
AutoZone Inc.(a)	19,972	40,834,352

Security	Shares	Value

Specialty Retail (continued)
Barnes & Noble Education Inc.(a)	36,928	$132,202
Bath & Body Works Inc.	245,479	11,733,896
Bed Bath & Beyond Inc.(a)	100,104	2,255,343
Best Buy Co. Inc.	210,437	19,128,723
Big 5 Sporting Goods Corp.	16,027	274,863
Boot Barn Holdings Inc.(a)	24,738	2,344,915
Buckle Inc. (The)	25,152	831,022
Build-A-Bear Workshop Inc., Class A(b)	35,445	647,935
Burlington Stores Inc.(a)(b)	63,822	11,626,454
Caleres Inc.	45,336	876,345
Camping World Holdings Inc., Class A	38,569	1,078,004
CarLotz Inc.(a)(b)	99,488	136,299
CarMax Inc.(a)	160,346	15,470,182
Carvana Co.(a)(b)	86,574	10,327,412
Cato Corp. (The), Class A	35,768	524,359
Chico’s FAS Inc.(a)	130,722	627,466
Children’s Place Inc. (The)(a)	18,050	889,865
Citi Trends Inc.(a)(b)	8,248	252,595
Conn’s Inc.(a)	26,408	406,947
Container Store Group Inc. (The)(a)(b)	20,061	163,898
Designer Brands Inc. , Class A(a)	68,521	925,719
Dick’s Sporting Goods Inc.	62,390	6,240,248
EVgo Inc.(a)(b)	116,284	1,495,412
Express Inc.(a)(b)	73,529	261,763
Five Below Inc.(a)	53,885	8,533,767
Floor & Decor Holdings Inc., Class A(a)	104,101	8,432,181
Foot Locker Inc.	95,018	2,818,234
GameStop Corp., Class A(a)(b)	60,883	10,141,890
Gap Inc. (The)	214,076	3,014,190
Genesco Inc.(a)	19,638	1,249,173
Group 1 Automotive Inc.	18,349	3,079,513
GrowGeneration Corp.(a)(b)	62,605	576,592
Guess? Inc.	46,586	1,017,904
Haverty Furniture Companies Inc.	17,831	488,926
Hibbett Inc.	10,227	453,465
Home Depot Inc. (The)	1,018,673	304,919,389
J Jill Inc.(a)	2,727	41,369
Kirkland’s Inc.(a)(b)	17,076	158,636
Lazydays Holdings Inc.(a)(b)	3,257	65,726
Leslie’s Inc.(a)(b)	121,263	2,347,652
Lithia Motors Inc.	28,806	8,645,257
LL Flooring Holdings Inc.(a)	26,545	372,161
Lowe’s Companies Inc.	653,954	132,222,959
MarineMax Inc.(a)	19,143	770,697
Monro Inc.	34,653	1,536,514
Murphy USA Inc.	21,012	4,201,560
National Vision Holdings Inc.(a)(b)	79,558	3,466,342
O’Reilly Automotive Inc.(a)	65,262	44,701,860
ODP Corp. (The)(a)	52,760	2,417,991
OneWater Marine Inc., Class A	19,103	658,098
Party City Holdco Inc.(a)(b)	152,424	545,678
Penske Automotive Group Inc.	26,325	2,467,179
Petco Health & Wellness Co. Inc.(a)(b)	87,121	1,704,958
Recycling Asset Holdings Inc., NVS(b)(c)	7,042	246
Rent-A-Center Inc./TX	51,969	1,309,099
RH(a)(b)	17,145	5,590,813
Ross Stores Inc.	351,222	31,771,542
Sally Beauty Holdings Inc.(a)(b)	136,049	2,126,446
Shift Technologies Inc.(a)(b)	91,422	201,128
Shoe Carnival Inc.	17,178	500,911

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Signet Jewelers Ltd.	52,201	$3,795,013
Sleep Number Corp.(a)	23,882	1,211,056
Sonic Automotive Inc., Class A	26,838	1,140,883
Sportsman’s Warehouse Holdings Inc.(a)	36,937	394,857
Tilly’s Inc., Class A	16,647	155,816
TJX Companies Inc. (The)	1,158,230	70,165,573
Tractor Supply Co.	109,380	25,526,011
TravelCenters of America Inc.(a)	21,774	935,411
Ulta Salon Cosmetics & Fragrance Inc.(a)	53,168	21,172,561
Urban Outfitters Inc.(a)(b)	60,469	1,518,377
Victoria’s Secret & Co.(a)(b)	72,755	3,736,697
Volta Inc.(a)(b)	121,804	371,502
Vroom Inc.(a)(b)	124,261	330,534
Warby Parker Inc.(a)(b)	26,285	888,696
Williams-Sonoma Inc.	73,140	10,605,300
Winmark Corp.	3,469	763,180
Xcel Brands Inc.(a)(b)	315	469
Zumiez Inc.(a)	27,040	1,033,198

		896,036,128

Technology Hardware, Storage & Peripherals — 6.2%
3D Systems Corp.(a)	121,787	2,031,407
Apple Inc.	15,133,923	2,642,534,295
AstroNova Inc.(a)(b)	8,100	122,877
Avid Technology Inc.(a)(b)	51,036	1,779,625
Contra Communications Inc., NVS(b)	2,058	1,667
Corsair Gaming Inc.(a)(b)	43,223	914,599
Dell Technologies Inc., Class C(a)	271,322	13,617,651
Diebold Nixdorf Inc.(a)	80,417	541,206
Eastman Kodak Co.(a)(b)	53,828	352,573
Hewlett Packard Enterprise Co.	1,309,280	21,878,069
HP Inc.	1,078,057	39,133,469
Immersion Corp.(a)(b)	26,742	148,686
Intevac Inc.(a)(b)	18,480	98,868
IonQ Inc.(a)(b)	116,704	1,489,143
NetApp Inc.	223,069	18,514,727
One Stop Systems Inc.(a)	9,790	37,398
Pure Storage Inc., Class A(a)	262,313	9,262,272
Quantum Corp.(a)(b)	77,688	176,352
Seagate Technology Holdings PLC	189,514	17,037,309
Super Micro Computer Inc.(a)	36,015	1,371,091
TransAct Technologies Inc.(a)	8,738	61,690
Turtle Beach Corp.(a)	29,358	625,032
Western Digital Corp.(a)	299,911	14,890,581
Xerox Holdings Corp.	115,636	2,332,378

		2,788,952,965

Textiles, Apparel & Luxury Goods — 0.7%
Capri Holdings Ltd.(a)	149,409	7,678,128
Carter’s Inc.	39,132	3,599,753
Charles & Colvard Ltd.(a)	26,485	41,581
Columbia Sportswear Co.	36,321	3,288,140
Crocs Inc.(a)	61,036	4,663,150
Crown Crafts Inc.	8,905	57,972
Culp Inc.	13	103
Deckers Outdoor Corp.(a)	27,482	7,523,747
Delta Apparel Inc.(a)	8,282	246,721
Forward Industries Inc.(a)(b)	9,516	16,368
Fossil Group Inc.(a)	55,322	533,304
G-III Apparel Group Ltd.(a)	36,145	977,722
Hanesbrands Inc.	355,848	5,298,577

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Jerash Holdings U.S. Inc.	1,955	$12,551
Kontoor Brands Inc.	45,367	1,875,925
Lakeland Industries Inc.(a)(b)	8,251	158,337
Levi Strauss & Co., Class A	79,163	1,564,261
Lululemon Athletica Inc.(a)	115,666	42,244,693
Movado Group Inc.	11,540	450,637
Nike Inc., Class B	1,244,119	167,408,653
Oxford Industries Inc.	17,106	1,548,093
PLBY Group Inc.(a)(b)	23,156	303,112
PVH Corp.	73,091	5,599,502
Ralph Lauren Corp.	45,617	5,174,792
Rocky Brands Inc.	8,656	360,003
Skechers U.S.A. Inc., Class A(a)	134,952	5,500,644
Steven Madden Ltd.	79,929	3,088,457
Superior Group of Companies Inc.	8,715	155,563
Tapestry Inc.	267,641	9,942,863
Under Armour Inc., Class A(a)	186,582	3,175,626
Under Armour Inc., Class C, NVS(a)	192,934	3,002,053
Unifi Inc.(a)	16,977	307,284
Vera Bradley Inc.(a)	18,050	138,443
VF Corp.	317,749	18,067,208
Vince Holding Corp.(a)(b)	896	7,284
Wolverine World Wide Inc.	81,384	1,836,023

		305,847,273

Thrifts & Mortgage Finance — 0.1%
1895 Bancorp of Wisconsin Inc.(a)(b)	2,115	22,948
Axos Financial Inc.(a)	44,062	2,044,036
Blue Foundry Bancorp(a)(b)	63,897	865,804
Bridgewater Bancshares Inc.(a)	20,532	342,474
Broadway Financial Corp./DE(a)	8,083	12,852
Capitol Federal Financial Inc.	134,257	1,460,716
CF Bankshares Inc.(b)	1,726	38,317
Columbia Financial Inc.(a)(b)	51,231	1,101,979
Elmira Savings Bank	668	15,317
ESSA Bancorp. Inc.	8,893	159,629
Essent Group Ltd.	100,641	4,147,416
Federal Agricultural Mortgage Corp., Class C, NVS	8,906	966,123
FFBW Inc.(a)	2,417	29,197
First Seacoast Bancorp.(a)	2,148	22,640
Flagstar Bancorp. Inc.	43,474	1,843,298
FS Bancorp. Inc.	2,608	80,848
Greene County Bancorp. Inc.	636	28,429
Guaranty Federal Bancshares Inc.	825	25,930
Hingham Institution For Savings (The)	2,978	1,022,050
HMN Financial Inc.	848	20,996
Home Bancorp. Inc.	8,113	330,929
Home Federal Bancorp. Inc./LA	506	10,626
HV Bancorp Inc.(a)	1,371	29,751
IF Bancorp. Inc.	697	16,596
Impac Mortgage Holdings Inc.(a)	8,680	6,510
Income Opportunity Realty Investors Inc.(a)	108	1,344
Kearny Financial Corp./MD	79,525	1,024,282
Kentucky First Federal Bancorp.	844	6,077
Lake Shore Bancorp. Inc.	652	9,715
Magyar Bancorp Inc.	871	10,278
Merchants Bancorp./IN	30,067	823,234
MGIC Investment Corp.	351,816	4,767,107
Mid-Southern Bancorp Inc.	2,439	35,609
Mr Cooper Group Inc.(a)	81,550	3,724,388
New York Community Bancorp. Inc.	481,322	5,159,772

94	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
NMI Holdings Inc., Class A(a)	78,069	$1,609,783
Northfield Bancorp. Inc.	31,543	452,957
Oconee Federal Financial Corp.	212	5,162
Ocwen Financial Corp.(a)	8,661	205,785
PCSB Financial Corp.	27,788	531,029
PennyMac Financial Services Inc.	28,598	1,521,414
Provident Bancorp. Inc.	19,653	318,772
Provident Financial Holdings Inc.	8,265	136,703
Provident Financial Services Inc.	61,828	1,446,775
Prudential Bancorp. Inc.	8,716	143,465
Radian Group Inc.	162,014	3,598,331
Rhinebeck Bancorp Inc.(a)(b)	3,407	34,581
Rocket Companies Inc., Class A(b)	144,316	1,604,794
Security National Financial Corp., Class A(a)	11,399	113,990
Southern Missouri Bancorp. Inc.	8,105	404,845
Sterling Bancorp Inc./MI(a)	59,625	423,337
Territorial Bancorp. Inc.	16,768	402,432
TFS Financial Corp.	62,310	1,034,346
Timberland Bancorp. Inc./WA	8,247	222,751
TrustCo Bank Corp. NY	10,149	324,058
UWM Holdings Corp.	90,275	408,946
Walker & Dunlop Inc.	27,249	3,526,566
Washington Federal Inc.	78,335	2,570,955
Waterstone Financial Inc.	26,400	510,576
Western New England Bancorp. Inc.	29,058	259,778
WSFS Financial Corp.	63,508	2,960,743
WVS Financial Corp.	222	3,341

		54,983,432

Tobacco — 0.5%
22nd Century Group Inc.(a)(b)	107,934	250,407
Altria Group Inc.	1,782,251	93,122,615
Philip Morris International Inc.	1,503,805	141,267,442
Turning Point Brands Inc.	11,910	405,059
Universal Corp./VA	25,139	1,459,822
Vector Group Ltd.	122,140	1,470,565

		237,975,910

Trading Companies & Distributors — 0.4%
Air Lease Corp.	105,945	4,730,444
Applied Industrial Technologies Inc.	35,410	3,635,191
Beacon Roofing Supply Inc.(a)	46,755	2,771,636
BlueLinx Holdings Inc.(a)(b)	8,569	615,940
Boise Cascade Co.	35,701	2,480,148
Core & Main Inc., Class A(a)(b)	54,425	1,316,541
Custom Truck One Source Inc.(a)	96,578	810,289
DXP Enterprises Inc./TX(a)	9,641	261,175
EVI Industries Inc.(a)(b)	7,970	148,162
Fastenal Co.	560,735	33,307,659
GATX Corp.	35,605	4,391,165
Global Industrial Co.	11,979	386,083
GMS Inc.(a)	44,338	2,206,702
H&E Equipment Services Inc.	27,391	1,192,056
Herc Holdings Inc.	21,391	3,574,222
Hudson Technologies Inc.(a)	26,789	166,360
Huttig Building Products Inc.(a)(b)	17,472	186,252
India Globalization Capital Inc.(a)(b)	34,530	32,766
Lawson Products Inc./DE(a)(b)	8,158	314,409
McGrath RentCorp	27,140	2,306,357
MRC Global Inc.(a)	97,409	1,160,141
MSC Industrial Direct Co. Inc., Class A	44,755	3,813,574

Security	Shares	Value

Trading Companies & Distributors (continued)
NOW Inc.(a)	105,864	$1,167,680
Rush Enterprises Inc., Class A	38,954	1,983,148
Rush Enterprises Inc., Class B	14,177	685,458
SiteOne Landscape Supply Inc.(a)(b)	44,646	7,218,812
Titan Machinery Inc.(a)	17,578	496,754
Transcat Inc.(a)	8,606	698,291
Triton International Ltd.	61,280	4,300,630
United Rentals Inc.(a)	69,918	24,835,573
Univar Solutions Inc.(a)	175,970	5,655,676
Veritiv Corp.(a)	14,421	1,926,501
Watsco Inc.	33,116	10,088,458
WESCO International Inc.(a)(b)	46,633	6,068,819
Willis Lease Finance Corp.(a)(b)	8,110	261,061
WW Grainger Inc.	42,994	22,175,875

		157,370,008

Water Utilities — 0.1%
American States Water Co.	36,392	3,239,616
American Water Works Co. Inc.	179,682	29,742,762
Artesian Resources Corp., Class A, NVS	8,668	420,831
Cadiz Inc.(a)	27,001	55,892
California Water Service Group	51,074	3,027,667
Essential Utilities Inc.	227,526	11,633,404
Middlesex Water Co.	16,133	1,696,708
Pure Cycle Corp.(a)	18,310	220,086
SJW Group	36,717	2,554,769
York Water Co. (The)	10,730	482,528

		53,074,263

Wireless Telecommunication Services — 0.2%
Gogo Inc.(a)(b)	61,910	1,180,005
Shenandoah Telecommunications Co.	46,942	1,106,892
Spok Holdings Inc.	16,646	132,835
T-Mobile U.S. Inc.(a)	571,294	73,325,585
Telephone and Data Systems Inc.	104,365	1,970,411
U.S. Cellular Corp.(a)	11,893	359,526

		78,075,254

Total Common Stocks — 99.8% (Cost: $31,214,836,099)		44,630,943,869

Rights

Technology Hardware, Storage & Peripherals — 0.0%
Right Quantum Corp., NVS (Expires 04/18/22)(b)	77,517	655

Total Rights — 0.0% (Cost: $0)		655

Warrants

Pharmaceuticals — 0.0%
Salarius Pharmaceuticals Inc., (Expires 01/20/25)(a)(b)	19,965	—

Total Warrants — 0.0% (Cost: $0)		—

Short-Term Investments

Money Market Funds — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(d)(e)(f)	781,106,664	780,950,442

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(d)(e)	77,230,000	$77,230,000

		858,180,442

Total Short-Term Investments — 1.9% (Cost: $858,072,772)		858,180,442

Total Investments in Securities — 101.7% (Cost: $32,072,908,871)		45,489,124,966

Other Assets, Less Liabilities — (1.7)%		(746,520,189)

Net Assets — 100.0%		$44,742,604,777

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$669,664,975	$111,897,884	(a)	$—	$(280,609)	$(331,808)	$780,950,442	781,106,664	$5,553,168	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	31,500,000	45,730,000	(a)	—	—	—	77,230,000	77,230,000	18,797		—

BlackRock Inc.	93,431,477	18,401,856		(5,712,641)	2,429,500	(2,718,760)	105,831,432	138,492	2,303,662		—

					$2,148,891	$(3,050,568)	$964,011,874		$7,875,627		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	416	06/17/22	$94,240	$4,501,728
S&P Mid 400 E-Mini Index	32	06/17/22	8,605	241,519

				$4,743,247

96	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P Total U.S. Stock Market ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$4,743,247

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$8,394,802

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$4,301,243

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$87,223,561

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$44,630,677,916	$2,594	$263,359	$44,630,943,869
Rights	—	655	—	655
Warrants	—	—	—	—
Money Market Funds	858,180,442	—	—	858,180,442

	$45,488,858,358	$3,249	$263,359	$45,489,124,966

Derivative financial instruments(a)
Assets
Futures Contracts	$4,743,247	$—	$—	$4,743,247

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments March 31, 2022	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.2%
Axon Enterprise Inc.(a)	42,944	$5,914,677
L3Harris Technologies Inc.	51,557	12,810,368
TransDigm Group Inc.(a)	14,602	9,513,787

		28,238,832

Air Freight & Logistics — 0.4%
Expeditors International of Washington Inc.	105,973	10,932,175
GXO Logistics Inc.(a)	61,676	4,399,966
United Parcel Service Inc., Class B	196,134	42,062,897

		57,395,038

Auto Components — 0.1%
Aptiv PLC(a)	69,379	8,305,360
Fox Factory Holding Corp.(a)	25,772	2,524,367
Gentex Corp.	78,421	2,287,541

		13,117,268

Automobiles — 4.4%
Tesla Inc.(a)	523,982	564,643,003

Banks — 2.3%
Bank of America Corp.	1,957,702	80,696,476
Bank of Hawaii Corp.	10,630	892,070
Bank OZK	35,552	1,518,070
Cathay General Bancorp.	18,846	843,359
Comerica Inc.	36,919	3,338,585
Commerce Bancshares Inc.	34,278	2,453,962
Cullen/Frost Bankers Inc.	19,864	2,749,376
East West Bancorp. Inc.	88,772	7,014,763
First Financial Bankshares Inc.	80,221	3,539,351
First Republic Bank/CA	112,148	18,179,191
Glacier Bancorp. Inc.	67,865	3,412,252
Hancock Whitney Corp.	24,443	1,274,703
Home BancShares Inc./AR	34,887	788,446
JPMorgan Chase & Co.	850,891	115,993,461
PacWest Bancorp.	76,042	3,279,692
Pinnacle Financial Partners Inc.	47,640	4,386,691
Regions Financial Corp.	262,929	5,852,800
Signature Bank/New York NY	39,333	11,543,842
SVB Financial Group(a)	36,718	20,541,885
Synovus Financial Corp.	36,414	1,784,286
UMB Financial Corp.	26,925	2,616,033
Umpqua Holdings Corp.	50,150	945,829
Webster Financial Corp.	46,165	2,590,780
Wintrust Financial Corp.	17,827	1,656,663
Zions Bancorp. N.A.	45,147	2,959,837

		300,852,403

Beverages — 0.6%
Boston Beer Co. Inc. (The), Class A, NVS(a)	3,516	1,365,861
Monster Beverage Corp.(a)	122,216	9,765,058
PepsiCo Inc.	363,537	60,848,823

		71,979,742

Biotechnology — 2.0%
AbbVie Inc.	597,540	96,867,210
Amgen Inc.	144,465	34,934,526
Arrowhead Pharmaceuticals Inc.(a)(b)	66,546	3,060,451
Exelixis Inc.(a)	104,909	2,378,287
Halozyme Therapeutics Inc.(a)(b)	87,650	3,495,482
Incyte Corp.(a)	50,514	4,011,822
Moderna Inc.(a)	220,730	38,022,950

Security	Shares	Value

Biotechnology (continued)
Neurocrine Biosciences Inc.(a)	59,164	$5,546,625
Regeneron Pharmaceuticals Inc.(a)	66,729	46,604,868
United Therapeutics Corp.(a)	13,532	2,427,776
Vertex Pharmaceuticals Inc.(a)	95,423	24,902,540

		262,252,537

Building Products — 0.4%
A O Smith Corp.	41,660	2,661,657
Builders FirstSource Inc.(a)	119,803	7,732,086
Carlisle Companies Inc.	32,703	8,042,322
Fortune Brands Home & Security Inc.	38,218	2,838,833
Johnson Controls International PLC	268,275	17,590,792
Lennox International Inc.	12,214	3,149,502
Masco Corp.	73,297	3,738,147
Simpson Manufacturing Co. Inc.	27,685	3,018,772
Trex Co. Inc.(a)(b)	72,026	4,705,459

		53,477,570

Capital Markets — 3.2%
Affiliated Managers Group Inc.	25,424	3,583,513
Ameriprise Financial Inc.	42,200	12,675,192
BlackRock Inc.(c)	46,456	35,500,282
Cboe Global Markets Inc.	38,698	4,427,825
Charles Schwab Corp. (The)	639,600	53,924,676
Evercore Inc., Class A	24,410	2,717,321
FactSet Research Systems Inc.	13,665	5,932,660
Federated Hermes Inc.	28,680	976,841
Franklin Resources Inc.	79,103	2,208,556
Goldman Sachs Group Inc. (The)	212,466	70,135,026
Interactive Brokers Group Inc., Class A	33,892	2,233,822
Intercontinental Exchange Inc.	199,967	26,419,640
Janus Henderson Group PLC	49,089	1,719,097
Jefferies Financial Group Inc.	122,894	4,037,068
MarketAxess Holdings Inc.	11,424	3,886,445
Moody’s Corp.	66,774	22,530,215
Morgan Stanley	434,141	37,943,923
MSCI Inc.	50,953	25,623,245
Nasdaq Inc.	57,113	10,177,537
Raymond James Financial Inc.	69,554	7,644,680
S&P Global Inc.	135,169	55,443,620
SEI Investments Co.	39,119	2,355,355
Stifel Financial Corp.	65,138	4,422,870
T Rowe Price Group Inc.	100,615	15,211,982

		411,731,391

Chemicals — 0.9%
Albemarle Corp.	49,757	11,003,760
Ashland Global Holdings Inc.	13,855	1,363,471
Avient Corp.	57,230	2,747,040
Celanese Corp.	29,288	4,184,377
CF Industries Holdings Inc.	80,507	8,297,051
Ingevity Corp.(a)	13,068	837,267
Linde PLC	163,531	52,236,707
Olin Corp.	89,741	4,691,659
RPM International Inc.	41,388	3,370,639
Scotts Miracle-Gro Co. (The)	25,476	3,132,529
Sensient Technologies Corp.	14,984	1,257,907
Sherwin-Williams Co. (The)	79,986	19,966,105
Valvoline Inc.	113,080	3,568,805

		116,657,317

Commercial Services & Supplies — 0.5%
Cintas Corp.	25,289	10,757,688

98	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Clean Harbors Inc.(a)	18,485	$2,063,665
Copart Inc.(a)	90,776	11,389,665
IAA Inc.(a)	45,560	1,742,670
MSA Safety Inc.	11,638	1,544,363
Republic Services Inc.	57,615	7,633,987
Rollins Inc.	62,313	2,184,071
Tetra Tech Inc.	33,830	5,579,920
Waste Management Inc.	122,785	19,461,422

		62,357,451

Communications Equipment — 0.9%
Arista Networks Inc.(a)	140,343	19,504,870
Calix Inc.(a)	34,233	1,468,938
Ciena Corp.(a)	61,062	3,702,189
Cisco Systems Inc.	1,187,716	66,227,044
F5 Inc.(a)	19,994	4,177,746
Lumentum Holdings Inc.(a)(b)	20,348	1,985,965
Motorola Solutions Inc.	62,349	15,100,928

		112,167,680

Construction & Engineering — 0.1%
Dycom Industries Inc.(a)	7,361	701,209
MasTec Inc.(a)	18,234	1,588,181
Quanta Services Inc.	48,145	6,336,364
Valmont Industries Inc.	13,270	3,166,222

		11,791,976

Construction Materials — 0.1%
Eagle Materials Inc.	24,447	3,138,017
Martin Marietta Materials Inc.	22,631	8,710,446
Vulcan Materials Co.	39,845	7,319,526

		19,167,989

Consumer Finance — 0.6%
American Express Co.	169,661	31,726,607
Capital One Financial Corp.	124,546	16,351,645
Discover Financial Services	180,553	19,895,135
Navient Corp.	93,444	1,592,286
SLM Corp.	174,806	3,209,438
Synchrony Financial	186,220	6,482,318

		79,257,429

Containers & Packaging — 0.1%
AptarGroup Inc.	18,948	2,226,390
Avery Dennison Corp.	26,420	4,596,287
Sealed Air Corp.	50,980	3,413,621

		10,236,298

Distributors — 0.1%
LKQ Corp.	72,149	3,276,286
Pool Corp.	25,075	10,602,964

		13,879,250

Diversified Consumer Services — 0.1%
H&R Block Inc.	45,651	1,188,752
Service Corp. International	103,166	6,790,386

		7,979,138

Diversified Telecommunication Services — 0.0%
Iridium Communications Inc.(a)	43,835	1,767,427

Electric Utilities — 0.1%
NRG Energy Inc.	153,177	5,875,870
OGE Energy Corp.	46,336	1,889,582

		7,765,452

Security	Shares	Value

Electrical Equipment — 0.3%
Acuity Brands Inc.(b)	21,850	$4,136,205
Generac Holdings Inc.(a)	39,467	11,731,961
Hubbell Inc.	18,390	3,379,530
nVent Electric PLC	62,090	2,159,490
Regal Rexnord Corp.	17,799	2,648,135
Rockwell Automation Inc.	37,723	10,563,572
Vicor Corp.(a)	13,358	942,407

		35,561,300

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	198,241	14,937,459
CDW Corp./DE	50,105	8,963,284
Cognex Corp.	69,690	5,376,584
Coherent Inc.(a)	15,338	4,192,796
II-VI Inc.(a)(b)	31,872	2,310,401
Jabil Inc.	39,453	2,435,434
Keysight Technologies Inc.(a)	86,419	13,651,609
Littelfuse Inc.	9,556	2,383,362
National Instruments Corp.	43,730	1,775,001
Trimble Inc.(a)	87,938	6,343,847
Zebra Technologies Corp., Class A(a)	24,406	10,096,762

		72,466,539

Energy Equipment & Services — 0.0%
ChampionX Corp.(a)	59,410	1,454,357

Entertainment — 0.9%
Live Nation Entertainment Inc.(a)	36,341	4,275,155
Netflix Inc.(a)	277,884	104,092,567
Take-Two Interactive Software Inc.(a)	44,717	6,874,792
World Wrestling Entertainment Inc., Class A	17,266	1,078,089

		116,320,603

Equity Real Estate Investment Trusts (REITs) — 2.4%
American Campus Communities Inc.	47,888	2,680,291
American Tower Corp.	145,293	36,500,507
Apartment Income REIT Corp.	46,161	2,467,767
AvalonBay Communities Inc.	36,717	9,119,401
Brixmor Property Group Inc.	102,191	2,637,550
Camden Property Trust	63,932	10,625,498
Crown Castle International Corp.	121,653	22,457,144
Douglas Emmett Inc.	50,507	1,687,944
Duke Realty Corp.	154,880	8,992,333
EastGroup Properties Inc.	25,445	5,172,460
Equinix Inc.	25,918	19,221,307
Essex Property Trust Inc.	17,911	6,187,892
Extra Space Storage Inc.	83,758	17,220,645
Federal Realty Investment Trust	18,723	2,285,517
First Industrial Realty Trust Inc.	56,241	3,481,880
Healthcare Realty Trust Inc.	43,386	1,192,247
Iron Mountain Inc.	110,493	6,122,417
Lamar Advertising Co., Class A	35,853	4,165,402
Life Storage Inc.	51,313	7,205,885
Mid-America Apartment Communities Inc.	44,654	9,352,780
National Retail Properties Inc.	49,436	2,221,654
National Storage Affiliates Trust	51,264	3,217,329
PotlatchDeltic Corp.	19,070	1,005,561
Prologis Inc.	283,021	45,702,231
PS Business Parks Inc.	7,923	1,331,698
Public Storage	56,309	21,976,277
Rayonier Inc.	53,734	2,209,542
Rexford Industrial Realty Inc.	100,521	7,497,861

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
SBA Communications Corp.	38,117	$13,116,060
Simon Property Group Inc.	123,357	16,228,847
UDR Inc.	103,150	5,917,715
Weyerhaeuser Co.	196,822	7,459,554

		306,661,196

Food & Staples Retailing — 0.6%
Costco Wholesale Corp.	141,551	81,512,143

Food Products — 0.1%
Darling Ingredients Inc.(a)(b)	101,237	8,137,430
Hershey Co. (The)	40,935	8,867,749
Lancaster Colony Corp.	5,945	886,697
Sanderson Farms Inc.	6,245	1,170,875

		19,062,751

Gas Utilities — 0.0%
National Fuel Gas Co.	29,660	2,037,642

Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	586,578	69,427,372
ABIOMED Inc.(a)	15,648	5,183,244
Align Technology Inc.(a)	45,881	20,004,116
Dexcom Inc.(a)	60,638	31,022,401
Edwards Lifesciences Corp.(a)	246,074	28,967,831
Globus Medical Inc., Class A(a)	29,667	2,188,831
Hologic Inc.(a)	115,610	8,881,160
ICU Medical Inc.(a)	5,810	1,293,538
IDEXX Laboratories Inc.(a)	36,603	20,024,037
Integra LifeSciences Holdings Corp.(a)	22,926	1,473,225
Intuitive Surgical Inc.(a)	154,771	46,691,315
LivaNova PLC(a)	19,976	1,634,636
Masimo Corp.(a)	32,156	4,679,984
Neogen Corp.(a)	40,509	1,249,298
Penumbra Inc.(a)	21,752	4,831,772
Quidel Corp.(a)(b)	24,174	2,718,608
ResMed Inc.	53,363	12,941,061
STAAR Surgical Co.(a)	29,627	2,367,494
STERIS PLC	26,286	6,355,166
Stryker Corp.	86,113	23,022,311
Tandem Diabetes Care Inc.(a)	39,742	4,621,597

		299,578,997

Health Care Providers & Services — 1.4%
Chemed Corp.	5,486	2,778,933
HCA Healthcare Inc.	86,905	21,780,131
HealthEquity Inc.(a)	34,998	2,360,265
Laboratory Corp. of America Holdings(a)	30,934	8,156,059
Molina Healthcare Inc.(a)	17,897	5,970,260
Option Care Health Inc.(a)(b)	86,657	2,474,924
Progyny Inc.(a)	27,007	1,388,160
Quest Diagnostics Inc.	34,322	4,697,309
R1 RCM Inc.(a)(b)	48,353	1,293,926
Tenet Healthcare Corp.(a)	66,994	5,758,804
UnitedHealth Group Inc.	247,602	126,269,592

		182,928,363

Hotels, Restaurants & Leisure — 1.3%
Boyd Gaming Corp.	51,307	3,374,975
Caesars Entertainment Inc.(a)	85,592	6,621,397
Chipotle Mexican Grill Inc.(a)	11,796	18,661,626
Choice Hotels International Inc.	13,967	1,979,962
Churchill Downs Inc.	21,539	4,776,919
Domino’s Pizza Inc.	15,248	6,206,089

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Hilton Worldwide Holdings Inc.(a)	71,487	$10,847,437
Marriott Vacations Worldwide Corp.	11,993	1,891,296
McDonald’s Corp.	210,344	52,013,864
Papa John’s International Inc.	20,195	2,126,130
Scientific Games Corp./DE, Class A(a)	60,383	3,547,501
Six Flags Entertainment Corp.(a)	23,727	1,032,125
Starbucks Corp.	367,764	33,455,491
Texas Roadhouse Inc.	26,147	2,189,288
Wendy’s Co. (The)	55,219	1,213,161
Wingstop Inc.	18,842	2,211,109
Wyndham Hotels & Resorts Inc.	37,898	3,209,582
Yum! Brands Inc.	85,019	10,077,302

		165,435,254

Household Durables — 0.2%
DR Horton Inc.	106,530	7,937,550
Garmin Ltd.	48,479	5,750,094
Helen of Troy Ltd.(a)(b)	15,182	2,973,243
Newell Brands Inc.	125,506	2,687,084
NVR Inc.(a)	956	4,270,710
Tempur Sealy International Inc.	120,430	3,362,406
TopBuild Corp.(a)	20,562	3,729,741

		30,710,828

Insurance — 0.7%
American Financial Group Inc./OH	19,451	2,832,455
Aon PLC, Class A	80,788	26,306,997
Arthur J Gallagher & Co.	57,664	10,068,134
Brown & Brown Inc.	101,126	7,308,376
Cincinnati Financial Corp.	44,064	5,990,941
First American Financial Corp.	31,590	2,047,664
Kinsale Capital Group Inc.	13,703	3,124,558
Marsh & McLennan Companies Inc.	192,679	32,836,355
Primerica Inc.	15,313	2,095,125
RLI Corp.	15,032	1,662,990

		94,273,595

Interactive Media & Services — 10.5%
Alphabet Inc., Class A(a)	188,246	523,578,012
Alphabet Inc., Class C, NVS(a)	173,854	485,572,483
Meta Platforms Inc, Class A(a)	1,445,300	321,376,908
TripAdvisor Inc.(a)	27,876	755,997
Twitter Inc.(a)	240,093	9,289,198
Yelp Inc.(a)	19,309	658,630
Ziff Davis Inc.(a)	30,161	2,918,982

		1,344,150,210

Internet & Direct Marketing Retail — 7.2%
Amazon.com Inc.(a)	273,908	892,926,384
eBay Inc.	301,565	17,267,612
Etsy Inc.(a)(b)	79,324	9,858,387

		920,052,383

IT Services — 3.3%
Accenture PLC, Class A	229,436	77,372,702
Akamai Technologies Inc.(a)(b)	42,714	5,099,624
Automatic Data Processing Inc.	139,122	31,655,820
Broadridge Financial Solutions Inc.	32,088	4,996,423
Concentrix Corp.	26,840	4,470,470
EPAM Systems Inc.(a)	35,492	10,527,282
Euronet Worldwide Inc.(a)	11,297	1,470,305
Gartner Inc.(a)(b)	51,448	15,303,722
Genpact Ltd.	71,525	3,112,053
LiveRamp Holdings Inc.(a)	42,592	1,592,515

100	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Mastercard Inc., Class A	253,895	$90,736,995
Maximus Inc.	38,461	2,882,652
Paychex Inc.	106,417	14,522,728
PayPal Holdings Inc.(a)	394,417	45,614,326
Sabre Corp.(a)	97,129	1,110,185
VeriSign Inc.(a)	28,421	6,322,536
Visa Inc., Class A	446,355	98,988,148
WEX Inc.(a)	12,058	2,151,750

		417,930,236

Leisure Products — 0.1%
Brunswick Corp./DE	48,235	3,901,729
Mattel Inc.(a)	219,621	4,877,783
Polaris Inc.	15,340	1,615,609
YETI Holdings Inc.(a)(b)	54,689	3,280,246

		13,675,367

Life Sciences Tools & Services — 2.9%
Agilent Technologies Inc.	112,722	14,916,502
Azenta Inc.	47,490	3,935,971
Bio-Rad Laboratories Inc., Class A(a)	7,434	4,187,052
Bio-Techne Corp.	24,582	10,644,989
Bruker Corp.(b)	63,567	4,087,358
Charles River Laboratories International Inc.(a)	31,572	8,965,501
Danaher Corp.	270,845	79,446,964
Illumina Inc.(a)	47,920	16,743,248
IQVIA Holdings Inc.(a)	87,251	20,173,304
Medpace Holdings Inc.(a)(b)	17,998	2,944,293
Mettler-Toledo International Inc.(a)	9,064	12,446,594
PerkinElmer Inc.	78,945	13,772,745
Repligen Corp.(a)	32,165	6,049,915
Syneos Health Inc.(a)	65,328	5,288,301
Thermo Fisher Scientific Inc.	246,640	145,677,916
Waters Corp.(a)	28,264	8,772,863
West Pharmaceutical Services Inc.	46,345	19,034,355

		377,087,871

Machinery — 0.9%
Chart Industries Inc.(a)	22,278	3,826,692
Colfax Corp.(a)	34,538	1,374,267
Crane Co.	15,298	1,656,467
Deere & Co.	80,750	33,548,395
Donaldson Co. Inc.	38,471	1,997,799
Dover Corp.	41,436	6,501,308
Graco Inc.	63,797	4,447,927
IDEX Corp.	19,502	3,739,118
Illinois Tool Works Inc.	73,264	15,341,482
ITT Inc.	29,984	2,255,097
Lincoln Electric Holdings Inc.	21,429	2,953,131
Middleby Corp. (The)(a)(b)	22,551	3,697,011
Nordson Corp.	20,250	4,598,370
Otis Worldwide Corp.	106,303	8,180,016
Pentair PLC	60,051	3,255,365
Toro Co. (The)	66,461	5,681,751
Trinity Industries Inc.	25,548	877,829
Watts Water Technologies Inc., Class A	17,263	2,409,742
Xylem Inc./NY	46,254	3,943,616

		110,285,383

Media — 0.1%
Cable One Inc.	1,803	2,640,025
John Wiley & Sons Inc., Class A	13,630	722,799
New York Times Co. (The), Class A	60,633	2,779,416

Security	Shares	Value

Media (continued)
TEGNA Inc.	62,255	$1,394,512

		7,536,752

Metals & Mining — 0.5%
Alcoa Corp.	46,818	4,215,024
Cleveland-Cliffs Inc.(a)	299,851	9,658,201
Freeport-McMoRan Inc.	404,230	20,106,400
Nucor Corp.	92,051	13,683,381
Royal Gold Inc.	24,504	3,461,925
Steel Dynamics Inc.	117,939	9,839,651

		60,964,582

Multiline Retail — 0.3%

Target Corp.	165,201	35,058,956

Oil, Gas & Consumable Fuels — 1.1%
Antero Midstream Corp.	208,643	2,267,949
APA Corp.	124,993	5,165,961
CNX Resources Corp.(a)(b)	62,093	1,286,567
Devon Energy Corp.	394,091	23,302,601
Diamondback Energy Inc.	106,550	14,605,874
DTE Midstream LLC(a)	25,410	1,378,747
EOG Resources Inc.	168,377	20,075,590
Hess Corp.	122,439	13,105,871
Murphy Oil Corp.	90,829	3,668,583
Occidental Petroleum Corp.	227,583	12,913,059
ONEOK Inc.	119,960	8,472,775
PDC Energy Inc.	60,924	4,427,956
Pioneer Natural Resources Co.	79,550	19,889,887
Range Resources Corp.(a)	107,819	3,275,541
Targa Resources Corp.	143,252	10,811,228

		144,648,189

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	55,054	3,419,954

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	85,981	23,414,346

Pharmaceuticals — 2.2%
Catalent Inc.(a)	67,412	7,475,991
Eli Lilly & Co.	496,962	142,315,008
Pfizer Inc.	1,897,127	98,214,265
Zoetis Inc.	195,346	36,840,302

		284,845,566

Professional Services — 0.4%
ASGN Inc.(a)	32,588	3,803,344
Equifax Inc.	76,321	18,095,709
FTI Consulting Inc.(a)(b)	21,908	3,444,376
Insperity Inc.	21,768	2,185,943
Jacobs Engineering Group Inc.	35,876	4,944,072
KBR Inc.	57,040	3,121,799
Robert Half International Inc.	46,275	5,283,679
Verisk Analytics Inc.	51,419	11,036,060

		51,914,982

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	104,687	9,580,954
Jones Lang LaSalle Inc.(a)	15,465	3,703,249

		13,284,203

Road & Rail — 0.6%
Avis Budget Group Inc.(a)(b)	25,069	6,600,668
JB Hunt Transport Services Inc.	31,014	6,227,301

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail (continued)
Landstar System Inc.	15,413	$2,324,743
Old Dominion Freight Line Inc.	58,283	17,407,966
Saia Inc.(a)	16,481	4,018,397
Union Pacific Corp.	163,226	44,594,976

		81,174,051

Semiconductors & Semiconductor Equipment — 8.4%
Advanced Micro Devices Inc.(a)	1,023,256	111,882,811
Amkor Technology Inc.	26,104	566,979
Applied Materials Inc.	555,743	73,246,927
Broadcom Inc.	147,304	92,754,383
Cirrus Logic Inc.(a)	17,547	1,487,810
CMC Materials Inc.	11,917	2,209,412
Enphase Energy Inc.(a)	83,733	16,895,645
First Solar Inc.(a)	36,500	3,056,510
KLA Corp.	94,494	34,590,474
Lam Research Corp.	87,463	47,020,983
Lattice Semiconductor Corp.(a)	85,669	5,221,526
Microchip Technology Inc.	166,600	12,518,324
MKS Instruments Inc.	19,086	2,862,900
Monolithic Power Systems Inc.	27,104	13,163,871
NVIDIA Corp.	1,564,800	426,971,328
NXP Semiconductors NV	104,814	19,398,975
Power Integrations Inc.	37,736	3,497,372
Qorvo Inc.(a)	33,791	4,193,463
QUALCOMM Inc.	705,412	107,801,062
Semtech Corp.(a)	26,591	1,843,820
Silicon Laboratories Inc.(a)(b)	23,948	3,596,990
SiTime Corp.(a)(b)	9,379	2,324,304
Skyworks Solutions Inc.	48,560	6,472,077
SolarEdge Technologies Inc.(a)	24,641	7,943,519
SunPower Corp.(a)(b)	53,138	1,141,404
Synaptics Inc.(a)(b)	24,522	4,892,139
Teradyne Inc.	101,980	12,057,095
Texas Instruments Inc.	283,103	51,943,738
Universal Display Corp.	27,021	4,511,156
Wolfspeed Inc.(a)(b)	42,637	4,854,649

		1,080,921,646

Software — 16.1%
ACI Worldwide Inc.(a)	34,566	1,088,483
Adobe Inc.(a)	295,245	134,519,527
ANSYS Inc.(a)	33,846	10,751,182
Aspen Technology Inc.(a)	41,862	6,922,719
Autodesk Inc.(a)	88,036	18,870,517
Blackbaud Inc.(a)(b)	18,819	1,126,694
Cadence Design Systems Inc.(a)	173,401	28,517,528
CDK Global Inc.	34,790	1,693,577
Ceridian HCM Holding Inc.(a)(b)	34,929	2,387,746
CommVault Systems Inc.(a)	18,513	1,228,338
Digital Turbine Inc.(a)	56,291	2,466,109
Envestnet Inc.(a)	9,685	720,951
Fair Isaac Corp.(a)(b)	9,556	4,457,492
Fortinet Inc.(a)	84,902	29,014,409
Intuit Inc.	177,242	85,225,043
Manhattan Associates Inc.(a)	39,586	5,490,974
Microsoft Corp.	4,692,436	1,446,724,943
Mimecast Ltd.(a)	39,857	3,171,023
Oracle Corp.	986,124	81,582,038
Paycom Software Inc.(a)	22,582	7,821,953
Paylocity Holding Corp.(a)	24,714	5,085,400

Security	Shares	Value

Software (continued)
PTC Inc.(a)	33,054	$3,560,577
Qualys Inc.(a)	21,162	3,013,680
SailPoint Technologies Holdings Inc.(a)(b)	58,876	3,013,274
salesforce.com Inc.(a)	376,086	79,850,580
ServiceNow Inc.(a)	125,181	69,712,047
Synopsys Inc.(a)	64,460	21,482,584
Teradata Corp.(a)	67,882	3,345,904
Tyler Technologies Inc.(a)	15,902	7,074,641

		2,069,919,933

Specialty Retail — 2.8%
Advance Auto Parts Inc.	18,923	3,916,304
American Eagle Outfitters Inc.	40,321	677,393
AutoNation Inc.(a)(b)	11,758	1,170,862
AutoZone Inc.(a)	12,940	26,456,865
Bath & Body Works Inc.	104,859	5,012,260
CarMax Inc.(a)(b)	53,752	5,185,993
Dick’s Sporting Goods Inc.	39,426	3,943,389
Five Below Inc.(a)(b)	35,042	5,549,602
GameStop Corp., Class A(a)(b)	38,763	6,457,141
Home Depot Inc. (The)	496,743	148,690,082
Lowe’s Companies Inc.	421,710	85,265,545
O’Reilly Automotive Inc.(a)	42,148	28,869,694
RH(a)(b)	10,804	3,523,076
Tractor Supply Co.	71,201	16,616,177
Ulta Salon Cosmetics & Fragrance Inc.(a)	19,047	7,584,896
Victoria’s Secret & Co.(a)	22,208	1,140,603
Williams-Sonoma Inc.	45,666	6,621,570

		356,681,452

Technology Hardware, Storage & Peripherals — 13.4%
Apple Inc.	9,703,925	1,694,402,344
HP Inc.	339,256	12,314,993
NetApp Inc.	99,337	8,244,971
Seagate Technology Holdings PLC	92,172	8,286,263

		1,723,248,571

Textiles, Apparel & Luxury Goods — 0.6%
Capri Holdings Ltd.(a)	57,426	2,951,122
Columbia Sportswear Co.	11,466	1,038,017
Crocs Inc.(a)	36,814	2,812,589
Deckers Outdoor Corp.(a)	17,171	4,700,905
Nike Inc., Class B	431,681	58,086,995
Skechers U.S.A. Inc., Class A(a)(b)	39,662	1,616,623
Under Armour Inc., Class A(a)	50,751	863,782
Under Armour Inc., Class C, NVS(a)(b)	57,860	900,302

		72,970,335

Trading Companies & Distributors — 0.2%
Fastenal Co.	172,721	10,259,627
United Rentals Inc.(a)	27,172	9,651,766
Watsco Inc.	13,643	4,156,204

		24,067,597

Water Utilities — 0.0%
Essential Utilities Inc.	90,647	4,634,781

Total Common Stocks — 99.8% (Cost: $9,030,608,855)		12,836,606,105

102	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	58,837,937	$58,826,169
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	18,116,000	18,116,000

		76,942,169

Total Short-Term Investments — 0.6% (Cost: $76,928,620)		76,942,169

Total Investments in Securities — 100.4% (Cost: $9,107,537,475)		12,913,548,274

Other Assets, Less Liabilities — (0.4)%		(56,215,026)

Net Assets — 100.0%		$12,857,333,248

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$28,436,863	$30,472,651	(a)	$—	$(54,264)	$(29,081)	$58,826,169	58,837,937	$123,208	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,506,000	10,610,000	(a)	—	—	—	18,116,000	18,116,000	3,880		—
BlackRock Inc.	42,849,055	13,779,058		(23,437,981)	5,498,470	(3,188,320)	35,500,282	46,456	934,084		—

					$5,444,206	$(3,217,401)	$112,442,451		$1,061,172		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Technology Select Sector Index	11	06/17/22	$1,763	$147,385
Nasdaq 100 E-Mini Index	37	06/17/22	11,003	976,949
S&P 500 E-Mini Index	22	06/17/22	4,984	312,626

				$1,436,960

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P U.S. Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,436,960

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(304,025)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,350,499

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$16,388,253

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$12,836,606,105	$—	$—	$12,836,606,105
Money Market Funds	76,942,169	—	—	76,942,169

	$12,913,548,274	$—	$—	$12,913,548,274

Derivative financial instruments(a)
Assets
Futures Contracts	$1,436,960	$—	$—	$1,436,960

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

104	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.9%
Boeing Co. (The)(a)	329,523	$63,103,655
Curtiss-Wright Corp.	23,762	3,568,102
General Dynamics Corp.	138,591	33,425,377
Hexcel Corp.	50,269	2,989,497
Howmet Aerospace Inc.	230,288	8,276,551
Huntington Ingalls Industries Inc.	24,236	4,833,628
L3Harris Technologies Inc.	68,739	17,079,579
Lockheed Martin Corp.	145,739	64,329,195
Mercury Systems Inc.(a)(b)	33,759	2,175,768
Northrop Grumman Corp.	88,234	39,460,009
Raytheon Technologies Corp.	897,336	88,899,078
Textron Inc.	132,019	9,819,573
TransDigm Group Inc.(a)(b)	17,755	11,568,093
Woodward Inc.	37,774	4,718,350

		354,246,455

Air Freight & Logistics — 0.8%
CH Robinson Worldwide Inc.	77,856	8,385,870
FedEx Corp.	146,888	33,988,414
United Parcel Service Inc., Class B	249,910	53,595,699

		95,969,983

Airlines — 0.5%
Alaska Air Group Inc.(a)	74,972	4,349,126
American Airlines Group Inc.(a)	387,711	7,075,726
Delta Air Lines Inc.(a)	386,546	15,295,625
JetBlue Airways Corp.(a)	190,514	2,848,184
Southwest Airlines Co.(a)	357,633	16,379,592
United Airlines Holdings Inc.(a)(b)	193,987	8,993,237

		54,941,490

Auto Components — 0.3%
Adient PLC(a)	56,458	2,301,793
Aptiv PLC(a)	96,471	11,548,543
BorgWarner Inc.	143,615	5,586,624
Dana Inc.	86,386	1,517,802
Gentex Corp.	67,681	1,974,255
Goodyear Tire & Rubber Co. (The)(a)	168,318	2,405,264
Lear Corp.	35,694	5,089,607
Visteon Corp.(a)(b)	16,750	1,827,928

		32,251,816

Automobiles — 0.7%
Ford Motor Co.	2,365,137	39,994,467
General Motors Co.(a)	873,696	38,215,463
Harley-Davidson Inc.	92,176	3,631,734
Thor Industries Inc.	33,229	2,615,122

		84,456,786

Banks — 5.6%
Associated Banc-Corp.	89,876	2,045,578
Bank of America Corp.	2,396,457	98,781,957
Bank of Hawaii Corp.	14,031	1,177,481
Bank OZK	38,373	1,638,527
Cadence Bank	42,877	1,254,581
Cathay General Bancorp.	28,227	1,263,158
Citigroup Inc.	1,195,444	63,836,710
Citizens Financial Group Inc.	257,431	11,669,347
Comerica Inc.	43,240	3,910,193
Commerce Bancshares Inc.	33,211	2,377,575
Cullen/Frost Bankers Inc.	14,969	2,071,859
Fifth Third Bancorp.	411,143	17,695,595

Security	Shares	Value

Banks (continued)
First Horizon Corp.	322,508	$7,575,713
FNB Corp.	203,096	2,528,545
Fulton Financial Corp.	96,595	1,605,409
Hancock Whitney Corp.	28,606	1,491,803
Home BancShares Inc./AR	56,894	1,285,804
Huntington Bancshares Inc./OH	864,508	12,639,107
International Bancshares Corp.	31,883	1,345,781
JPMorgan Chase & Co.	960,449	130,928,408
KeyCorp	562,681	12,592,801
M&T Bank Corp.	77,712	13,172,184
Old National Bancorp./IN	176,965	2,898,687
People’s United Financial Inc.	256,334	5,124,117
PNC Financial Services Group Inc. (The)	253,188	46,700,527
Prosperity Bancshares Inc.	55,134	3,825,197
Regions Financial Corp.	312,905	6,965,265
Synovus Financial Corp.	52,264	2,560,936
Texas Capital Bancshares Inc.(a)	30,274	1,735,003
Truist Financial Corp.	802,667	45,511,219
U.S. Bancorp.	812,016	43,158,650
Umpqua Holdings Corp.	82,246	1,551,160
United Bankshares Inc./WV	81,687	2,849,243
Valley National Bancorp.	254,529	3,313,968
Webster Financial Corp.	65,449	3,672,998
Wells Fargo & Co.	2,338,964	113,346,195
Wintrust Financial Corp.	17,046	1,584,085
Zions Bancorp. N.A.	48,712	3,193,559

		680,878,925

Beverages — 2.2%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	2,272	882,604
Brown-Forman Corp., Class B, NVS	109,455	7,335,674
Coca-Cola Co. (The)	2,337,529	144,926,798
Constellation Brands Inc., Class A	98,946	22,789,243
Molson Coors Beverage Co., Class B	112,820	6,022,331
Monster Beverage Corp.(a)	108,073	8,635,033
PepsiCo Inc.	482,482	80,757,837

		271,349,520

Biotechnology — 1.8%
AbbVie Inc.	488,990	79,270,169
Amgen Inc.	199,825	48,321,681
Biogen Inc.(a)	88,147	18,563,758
Exelixis Inc.(a)	89,077	2,019,376
Gilead Sciences Inc.	754,258	44,840,638
Incyte Corp.(a)	64,096	5,090,504
United Therapeutics Corp.(a)	13,997	2,511,202
Vertex Pharmaceuticals Inc.(a)	61,447	16,035,824

		216,653,152

Building Products — 0.6%
A O Smith Corp.	39,849	2,545,953
Allegion PLC	53,728	5,898,260
Carrier Global Corp.	514,146	23,583,877
Fortune Brands Home & Security Inc.	44,714	3,321,356
Johnson Controls International PLC	164,773	10,804,165
Lennox International Inc.	8,495	2,190,521
Masco Corp.	76,038	3,877,938
Owens Corning	60,199	5,508,208
Trane Technologies PLC	140,277	21,420,298

		79,150,576

Capital Markets — 2.6%
Ameriprise Financial Inc.	26,006	7,811,162

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Bank of New York Mellon Corp. (The)	444,519	$22,061,478
BlackRock Inc.(c)	41,154	31,448,652
Cboe Global Markets Inc.	27,094	3,100,095
Charles Schwab Corp. (The)	289,271	24,388,438
CME Group Inc.	216,614	51,523,806
FactSet Research Systems Inc.	9,756	4,235,567
Federated Hermes Inc.	30,772	1,048,094
Franklin Resources Inc.	92,572	2,584,610
Interactive Brokers Group Inc., Class A	19,869	1,309,566
Intercontinental Exchange Inc.	145,142	19,176,161
Invesco Ltd.	204,417	4,713,856
Janus Henderson Group PLC	55,152	1,931,423
MarketAxess Holdings Inc.	11,858	4,034,092
Moody’s Corp.	33,238	11,214,834
Morgan Stanley	434,724	37,994,878
Nasdaq Inc.	15,438	2,751,052
Northern Trust Corp.	125,300	14,591,185
Raymond James Financial Inc.	46,612	5,123,125
S&P Global Inc.	83,060	34,069,551
SEI Investments Co.	26,015	1,566,363
State Street Corp.	220,065	19,172,063
T Rowe Price Group Inc.	41,527	6,278,467

		312,128,518

Chemicals — 2.6%
Air Products and Chemicals Inc.	133,319	33,317,751
Albemarle Corp.	22,419	4,957,962
Ashland Global Holdings Inc.	18,019	1,773,250
Cabot Corp.	34,005	2,326,282
Celanese Corp.	37,197	5,314,335
CF Industries Holdings Inc.	51,985	5,357,574
Chemours Co. (The)	97,640	3,073,707
Corteva Inc.	436,716	25,102,436
Dow Inc.	442,401	28,189,792
DuPont de Nemours Inc.	308,201	22,677,430
Eastman Chemical Co.	77,905	8,730,034
Ecolab Inc.	149,912	26,468,463
FMC Corp.	75,950	9,992,741
Ingevity Corp.(a)	10,794	691,572
International Flavors & Fragrances Inc.	153,376	20,142,870
Linde PLC	151,016	48,239,041
LyondellBasell Industries NV, Class A	157,623	16,206,797
Minerals Technologies Inc.	19,922	1,317,840
Mosaic Co. (The)	222,625	14,804,562
NewMarket Corp.	4,115	1,334,824
PPG Industries Inc.	142,456	18,671,708
RPM International Inc.	38,076	3,100,909
Sensient Technologies Corp.	10,794	906,156
Sherwin-Williams Co. (The)	67,985	16,970,416

		319,668,452

Commercial Services & Supplies — 0.5%
Brink’s Co. (The)	29,424	2,000,832
Cintas Corp.	28,747	12,228,686
Clean Harbors Inc.(a)	12,305	1,373,730
Copart Inc.(a)	40,915	5,133,605
IAA Inc.(a)	37,181	1,422,173
MillerKnoll Inc.	45,369	1,567,953
MSA Safety Inc.	10,941	1,451,871
Republic Services Inc.	70,177	9,298,453
Rollins Inc.	75,936	2,661,557

Security	Shares	Value

Commercial Services & Supplies (continued)
Stericycle Inc.(a)	55,004	$3,240,836
Waste Management Inc.	113,111	17,928,093

		58,307,789

Communications Equipment — 0.9%
Ciena Corp.(a)	34,354	2,082,883
Cisco Systems Inc.	1,394,818	77,775,052
F5 Inc.(a)	17,553	3,667,699
Juniper Networks Inc.	194,857	7,240,886
Lumentum Holdings Inc.(a)(b)	23,782	2,321,123
Motorola Solutions Inc.	41,998	10,171,916
Viasat Inc.(a)	44,007	2,147,542

		105,407,101

Construction & Engineering — 0.2%
AECOM	84,750	6,509,647
Dycom Industries Inc.(a)(b)	10,989	1,046,812
EMCOR Group Inc.	31,968	3,600,556
Fluor Corp.(a)	84,659	2,428,867
MasTec Inc.(a)	18,158	1,581,562
MDU Resources Group Inc.	121,788	3,245,650
Quanta Services Inc.(b)	39,239	5,164,245

		23,577,339

Construction Materials — 0.1%
Martin Marietta Materials Inc.	15,700	6,042,773
Vulcan Materials Co.	41,326	7,591,586

		13,634,359

Consumer Finance — 0.5%
American Express Co.	207,114	38,730,318
Capital One Financial Corp.	129,990	17,066,387
FirstCash Holdings Inc.	24,306	1,709,684
PROG Holdings Inc.(a)	33,999	978,151
Synchrony Financial	135,369	4,712,195

		63,196,735

Containers & Packaging — 0.6%
Amcor PLC	918,258	10,403,863
AptarGroup Inc.	21,643	2,543,053
Avery Dennison Corp.	24,330	4,232,690
Ball Corp.	194,333	17,489,970
Greif Inc., Class A, NVS	15,321	996,784
International Paper Co.	234,520	10,823,098
Packaging Corp. of America	56,886	8,880,474
Sealed Air Corp.	39,894	2,671,302
Silgan Holdings Inc.	50,280	2,324,444
Sonoco Products Co.	58,859	3,682,219
Westrock Co.	159,919	7,520,991

		71,568,888

Distributors — 0.1%
Genuine Parts Co.	85,310	10,750,766
LKQ Corp.	91,581	4,158,693

		14,909,459

Diversified Consumer Services — 0.0%
Graham Holdings Co., Class B	2,409	1,473,031
Grand Canyon Education Inc.(a)	24,040	2,334,524
H&R Block Inc.	52,189	1,359,002

		5,166,557

Diversified Financial Services — 3.2%
Berkshire Hathaway Inc., Class B(a)	1,101,543	388,745,540
Voya Financial Inc.	66,037	4,381,555

		393,127,095

106	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services — 2.0%
AT&T Inc.	4,293,859	$101,463,888
Iridium Communications Inc.(a)	37,243	1,501,638
Lumen Technologies Inc.	551,954	6,220,522
Verizon Communications Inc.	2,524,244	128,584,989

		237,771,037

Electric Utilities — 3.3%
ALLETE Inc.	31,499	2,109,803
Alliant Energy Corp.	151,900	9,490,712
American Electric Power Co. Inc.	302,846	30,214,945
Constellation Energy Corp.	196,360	11,045,250
Duke Energy Corp.	462,531	51,646,211
Edison International	229,446	16,084,165
Entergy Corp.	121,514	14,186,759
Evergy Inc.	137,324	9,384,722
Eversource Energy	206,205	18,185,219
Exelon Corp.	588,798	28,044,449
FirstEnergy Corp.	344,365	15,792,579
Hawaiian Electric Industries Inc.	65,434	2,768,513
IDACORP Inc.	30,641	3,534,746
NextEra Energy Inc.	1,179,828	99,943,230
OGE Energy Corp.	75,561	3,081,378
Pinnacle West Capital Corp.	67,561	5,276,514
PNM Resources Inc.	51,404	2,450,429
PPL Corp.	453,763	12,959,471
Southern Co. (The)	637,256	46,207,433
Xcel Energy Inc.	324,379	23,410,432

		405,816,960

Electrical Equipment — 0.9%
AMETEK Inc.	139,450	18,571,951
Eaton Corp. PLC	239,677	36,373,381
Emerson Electric Co.	357,172	35,020,715
EnerSys	25,102	1,871,856
Hubbell Inc.	15,015	2,759,307
nVent Electric PLC	41,319	1,437,075
Regal Rexnord Corp.	23,511	3,497,967
Rockwell Automation Inc.	33,715	9,441,211
Sunrun Inc.(a)(b)	124,000	3,765,880

		112,739,343

Electronic Equipment, Instruments & Components — 1.0%
Amphenol Corp., Class A	169,896	12,801,664
Arrow Electronics Inc.(a)	40,752	4,834,410
Avnet Inc.	59,460	2,413,481
Belden Inc.(b)	26,860	1,488,044
CDW Corp./DE	33,307	5,958,289
Cognex Corp.	39,657	3,059,538
Corning Inc.	447,999	16,535,643
II-VI Inc.(a)(b)	33,031	2,394,417
IPG Photonics Corp.(a)	21,416	2,350,620
Jabil Inc.	48,073	2,967,546
Keysight Technologies Inc.(a)	27,799	4,391,408
Littelfuse Inc.	5,752	1,434,606
National Instruments Corp.	37,155	1,508,121
TD SYNNEX Corp.	24,747	2,554,138
TE Connectivity Ltd.	196,235	25,702,860
Teledyne Technologies Inc.(a)	28,231	13,342,818
Trimble Inc.(a)	66,173	4,773,720
Vishay Intertechnology Inc.	79,496	1,558,122
Vontier Corp.(b)	101,282	2,571,550

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Zebra Technologies Corp., Class A(a)	8,665	$3,584,711

		116,225,706

Energy Equipment & Services — 0.7%
Baker Hughes Co.	543,676	19,795,243
ChampionX Corp.(a)	64,140	1,570,147
Halliburton Co.	539,439	20,428,555
NOV Inc.	240,306	4,712,401
Schlumberger NV	843,850	34,859,443

		81,365,789

Entertainment — 1.8%
Activision Blizzard Inc.	468,442	37,526,889
Electronic Arts Inc.	169,099	21,392,715
Live Nation Entertainment Inc.(a)	46,524	5,473,083
Take-Two Interactive Software Inc.(a)	26,226	4,031,985
Walt Disney Co. (The)(a)	1,094,740	150,154,538
World Wrestling Entertainment Inc., Class A	10,164	634,640

		219,213,850

Equity Real Estate Investment Trusts (REITs) — 3.7%
Alexandria Real Estate Equities Inc.	87,882	17,686,253
American Campus Communities Inc.	37,527	2,100,386
American Tower Corp.	134,181	33,708,951
Apartment Income REIT Corp.	49,865	2,665,783
AvalonBay Communities Inc.	49,015	12,173,856
Boston Properties Inc.	86,121	11,092,385
Brixmor Property Group Inc.	80,042	2,065,884
Corporate Office Properties Trust	67,273	1,919,971
Cousins Properties Inc.	89,066	3,588,469
Crown Castle International Corp.	142,937	26,386,170
Digital Realty Trust Inc.	170,639	24,196,610
Douglas Emmett Inc.	56,776	1,897,454
Duke Realty Corp.	79,839	4,635,452
EPR Properties	44,803	2,451,172
Equinix Inc.	29,279	21,713,892
Equity Residential	205,019	18,435,309
Essex Property Trust Inc.	22,189	7,665,856
Federal Realty Investment Trust	25,411	3,101,921
First Industrial Realty Trust Inc.	24,830	1,537,225
Healthcare Realty Trust Inc.	46,862	1,287,768
Healthpeak Properties Inc.	326,629	11,213,174
Highwoods Properties Inc.	62,553	2,861,174
Host Hotels & Resorts Inc.	427,483	8,305,995
Hudson Pacific Properties Inc.	91,359	2,535,212
Iron Mountain Inc.	67,623	3,746,990
JBG SMITH Properties	68,344	1,997,012
Kilroy Realty Corp.	62,806	4,799,635
Kimco Realty Corp.	374,136	9,241,159
Kite Realty Group Trust	131,176	2,986,878
Lamar Advertising Co., Class A	17,716	2,058,245
Macerich Co. (The)	127,604	1,995,727
Medical Properties Trust Inc.	357,191	7,551,018
Mid-America Apartment Communities Inc.	26,173	5,481,935
National Retail Properties Inc.	57,844	2,599,509
Omega Healthcare Investors Inc.	143,149	4,460,523
Park Hotels & Resorts Inc.	141,613	2,765,702
Pebblebrook Hotel Trust(b)	78,720	1,927,066
Physicians Realty Trust	131,919	2,313,859
PotlatchDeltic Corp.	22,503	1,186,583
Prologis Inc.	173,533	28,022,109
PS Business Parks Inc.	4,427	744,090

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Public Storage	37,490	$14,631,597
Rayonier Inc.	34,317	1,411,115
Realty Income Corp.	340,637	23,606,144
Regency Centers Corp.	92,322	6,586,251
Sabra Health Care REIT Inc.	142,762	2,125,726
SBA Communications Corp.	29,033	9,990,255
Simon Property Group Inc.	79,578	10,469,282
SL Green Realty Corp.	38,452	3,121,533
Spirit Realty Capital Inc.	77,122	3,549,154
STORE Capital Corp.	146,986	4,296,401
UDR Inc.	81,273	4,662,632
Ventas Inc.	239,444	14,788,061
Vornado Realty Trust	95,245	4,316,503
Welltower Inc.	261,730	25,162,722
Weyerhaeuser Co.	259,907	9,850,475

		447,672,213

Food & Staples Retailing — 2.4%
BJ’s Wholesale Club Holdings Inc.(a)	81,814	5,531,444
Casey’s General Stores Inc.	22,226	4,404,526
Costco Wholesale Corp.	130,652	75,235,954
Grocery Outlet Holding Corp.(a)(b)	52,304	1,714,525
Kroger Co. (The)	401,956	23,060,216
Performance Food Group Co.(a)(b)	92,432	4,705,713
Sprouts Farmers Market Inc.(a)(b)	67,234	2,150,143
Sysco Corp.	304,981	24,901,699
Walgreens Boots Alliance Inc.	430,349	19,266,725
Walmart Inc.	850,642	126,677,607

		287,648,552

Food Products — 1.9%
Archer-Daniels-Midland Co.	336,456	30,368,518
Campbell Soup Co.	121,239	5,403,622
Conagra Brands Inc.	290,762	9,760,880
Flowers Foods Inc.	118,999	3,059,464
General Mills Inc.	362,633	24,557,507
Hain Celestial Group Inc. (The)(a)	55,599	1,912,606
Hershey Co. (The)	47,882	10,372,678
Hormel Foods Corp.	168,967	8,708,559
Ingredion Inc.	39,815	3,469,877
JM Smucker Co. (The)	64,872	8,784,317
Kellogg Co.	155,085	10,001,432
Kraft Heinz Co. (The)	428,700	16,886,493
Lamb Weston Holdings Inc.	87,458	5,239,609
Lancaster Colony Corp.	6,495	968,729
McCormick & Co. Inc./MD, NVS	150,829	15,052,734
Mondelez International Inc., Class A	834,797	52,408,556
Pilgrim’s Pride Corp.(a)	31,646	794,315
Post Holdings Inc.(a)	35,064	2,428,533
Sanderson Farms Inc.	6,726	1,261,058
Tyson Foods Inc., Class A	176,559	15,824,983

		227,264,470

Gas Utilities — 0.2%
Atmos Energy Corp.	81,798	9,774,043
National Fuel Gas Co.	26,199	1,799,871
New Jersey Resources Corp.	57,753	2,648,553
ONE Gas Inc.	32,093	2,831,886
Southwest Gas Holdings Inc.	39,616	3,101,537
Spire Inc.	30,980	2,223,125
UGI Corp.	125,091	4,530,796

		26,909,811

Security	Shares	Value

Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	499,734	$59,148,516
ABIOMED Inc.(a)(b)	12,398	4,106,713
Baxter International Inc.	301,065	23,344,580
Becton Dickinson and Co.	171,234	45,548,244
Boston Scientific Corp.(a)	856,844	37,949,621
Cooper Companies Inc. (The)	29,801	12,444,600
DENTSPLY SIRONA Inc.	130,947	6,445,211
Edwards Lifesciences Corp.(a)(b)	139,518	16,424,059
Envista Holdings Corp.(a)(b)	96,632	4,706,945
Globus Medical Inc., Class A(a)	18,942	1,397,541
Haemonetics Corp.(a)(b)	30,642	1,937,187
Hologic Inc.(a)	39,447	3,030,319
ICU Medical Inc.(a)	6,410	1,427,122
IDEXX Laboratories Inc.(a)	15,760	8,621,666
Integra LifeSciences Holdings Corp.(a)	21,402	1,375,293
Intuitive Surgical Inc.(a)	66,557	20,078,916
LivaNova PLC(a)	12,752	1,043,496
Medtronic PLC	808,480	89,700,856
Neogen Corp.(a)	27,723	854,977
NuVasive Inc.(a)	31,010	1,758,267
ResMed Inc.	37,121	9,002,214
STERIS PLC	34,766	8,405,376
Stryker Corp.	119,109	31,843,791
Teleflex Inc.	28,074	9,961,497
Zimmer Biomet Holdings Inc.	125,399	16,038,532

		416,595,539

Health Care Providers & Services — 4.6%
Acadia Healthcare Co. Inc.(a)	53,878	3,530,625
Amedisys Inc.(a)(b)	19,762	3,404,795
AmerisourceBergen Corp.	90,442	13,992,282
Anthem Inc.	145,946	71,691,594
Cardinal Health Inc.	167,326	9,487,384
Centene Corp.(a)	350,860	29,538,903
Chemed Corp.	4,021	2,036,838
Cigna Corp.	194,190	46,529,866
CVS Health Corp.	789,210	79,875,944
DaVita Inc.(a)(b)	37,226	4,210,633
Encompass Health Corp.	59,618	4,239,436
HCA Healthcare Inc.	60,748	15,224,664
HealthEquity Inc.(a)	16,493	1,112,288
Henry Schein Inc.(a)	83,068	7,242,699
Humana Inc.	77,286	33,632,549
Laboratory Corp. of America Holdings(a)	26,424	6,966,952
LHC Group Inc.(a)	18,974	3,199,016
McKesson Corp.	90,064	27,571,292
Molina Healthcare Inc.(a)	17,904	5,972,595
Patterson Companies Inc.	51,861	1,678,741
Progyny Inc.(a)(b)	15,851	814,741
Quest Diagnostics Inc.	38,808	5,311,263
R1 RCM Inc.(a)	33,482	895,978
UnitedHealth Group Inc.	328,710	167,632,239
Universal Health Services Inc., Class B	43,785	6,346,636

		552,139,953

Health Care Technology — 0.1%
Cerner Corp.	177,085	16,568,073

Hotels, Restaurants & Leisure — 2.6%
Booking Holdings Inc.(a)	24,692	57,987,927
Caesars Entertainment Inc.(a)	46,582	3,603,584
Carnival Corp.(a)	488,484	9,877,146

108	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Chipotle Mexican Grill Inc.(a)(b)	5,581	$8,829,309
Choice Hotels International Inc.	6,293	892,096
Cracker Barrel Old Country Store Inc.	14,051	1,668,275
Darden Restaurants Inc.	77,137	10,255,364
Domino’s Pizza Inc.	7,173	2,919,483
Expedia Group Inc.(a)	90,098	17,629,476
Hilton Worldwide Holdings Inc.(a)	99,321	15,070,969
Las Vegas Sands Corp.(a)	206,033	8,008,503
Marriott International Inc./MD, Class A(a)	164,497	28,910,348
Marriott Vacations Worldwide Corp.	14,002	2,208,115
McDonald’s Corp.	247,123	61,108,575
MGM Resorts International	227,478	9,540,427
Norwegian Cruise Line Holdings Ltd.(a)	251,782	5,508,990
Penn National Gaming Inc.(a)(b)	99,489	4,220,323
Royal Caribbean Cruises Ltd.(a)	135,638	11,363,752
Six Flags Entertainment Corp.(a)	23,608	1,026,948
Starbucks Corp.	338,919	30,831,461
Texas Roadhouse Inc.	17,128	1,434,127
Travel + Leisure Co.	51,674	2,993,992
Wendy’s Co. (The)	52,894	1,162,081
Wyndham Hotels & Resorts Inc.	19,524	1,653,488
Wynn Resorts Ltd.(a)	63,527	5,065,643
Yum! Brands Inc.	92,507	10,964,855

		314,735,257

Household Durables — 0.5%
DR Horton Inc.	91,778	6,838,379
Garmin Ltd.	44,872	5,322,268
KB Home	51,329	1,662,033
Leggett & Platt Inc.	79,886	2,780,033
Lennar Corp., Class A	157,946	12,820,477
Mohawk Industries Inc.(a)	33,057	4,105,679
Newell Brands Inc.	106,552	2,281,278
NVR Inc.(a)	1,044	4,663,830
PulteGroup Inc.	149,014	6,243,687
Taylor Morrison Home Corp.(a)	73,603	2,003,474
Toll Brothers Inc.	68,494	3,220,588
Tri Pointe Homes Inc.(a)	66,579	1,336,906
Whirlpool Corp.	35,631	6,156,324

		59,434,956

Household Products — 2.6%
Church & Dwight Co. Inc.	145,014	14,411,491
Clorox Co. (The)	74,254	10,323,534
Colgate-Palmolive Co.	506,800	38,430,644
Energizer Holdings Inc.	41,693	1,282,477
Kimberly-Clark Corp.	202,515	24,941,747
Procter & Gamble Co. (The)	1,442,145	220,359,756

		309,749,649

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	399,473	10,278,440

Industrial Conglomerates — 1.8%
3M Co.	343,399	51,125,243
General Electric Co.	661,021	60,483,421
Honeywell International Inc.	412,381	80,241,095
Roper Technologies Inc.	63,429	29,953,077

		221,802,836

Insurance — 3.7%
Aflac Inc.	360,472	23,210,792
Alleghany Corp.(a)	8,296	7,026,712

Security	Shares	Value

Insurance (continued)
Allstate Corp. (The)	168,588	$23,351,124
American Financial Group Inc./OH	21,032	3,062,680
American International Group Inc.	499,256	31,338,299
Aon PLC, Class A	51,888	16,896,290
Arthur J Gallagher & Co.	70,192	12,255,523
Assurant Inc.	34,151	6,209,676
Brighthouse Financial Inc.(a)	47,810	2,469,865
Brown & Brown Inc.	43,554	3,147,648
Chubb Ltd.	259,567	55,521,381
Cincinnati Financial Corp.	47,576	6,468,433
CNO Financial Group Inc.	73,849	1,852,871
Everest Re Group Ltd.	23,611	7,115,883
First American Financial Corp.	35,494	2,300,721
Globe Life Inc.	56,793	5,713,376
Hanover Insurance Group Inc. (The)	21,336	3,190,159
Hartford Financial Services Group Inc. (The)	202,258	14,524,147
Kemper Corp.	35,821	2,025,319
Lincoln National Corp.	100,593	6,574,759
Loews Corp.	118,421	7,676,049
Marsh & McLennan Companies Inc.	118,401	20,177,898
Mercury General Corp.	17,304	951,720
MetLife Inc.	421,915	29,652,186
Old Republic International Corp.	170,965	4,422,865
Primerica Inc.	9,256	1,266,406
Principal Financial Group Inc.	146,725	10,771,082
Progressive Corp. (The)	351,399	40,055,972
Prudential Financial Inc.	227,290	26,858,859
Reinsurance Group of America Inc.	40,514	4,434,662
RenaissanceRe Holdings Ltd.	26,559	4,209,867
RLI Corp.	9,439	1,044,237
Selective Insurance Group Inc.	36,455	3,257,619
Travelers Companies Inc. (The)	145,012	26,498,043
Unum Group	122,519	3,860,574
W R Berkley Corp.	126,327	8,412,115
Willis Towers Watson PLC	73,715	17,412,957

		445,218,769

Interactive Media & Services — 0.2%
Match Group Inc.(a)	169,807	18,464,813
TripAdvisor Inc.(a)	34,427	933,660
Twitter Inc.(a)	249,257	9,643,753
Yelp Inc.(a)(b)	22,732	775,389

		29,817,615

Internet & Direct Marketing Retail — 0.0%
eBay Inc.	86,238	4,937,988

IT Services — 5.0%
Accenture PLC, Class A	159,609	53,824,943
Akamai Technologies Inc.(a)(b)	56,487	6,743,983
Alliance Data Systems Corp.	29,794	1,672,933
Automatic Data Processing Inc.	118,628	26,992,615
Broadridge Financial Solutions Inc.	39,113	6,090,285
Cognizant Technology Solutions Corp., Class A	315,834	28,320,835
DXC Technology Co.(a)	147,004	4,796,740
Euronet Worldwide Inc.(a)	20,946	2,726,122
Fidelity National Information Services Inc.	366,150	36,768,783
Fiserv Inc.(a)	357,297	36,229,916
FleetCor Technologies Inc.(a)	49,095	12,227,601
Genpact Ltd.	35,231	1,532,901
Global Payments Inc.	171,091	23,412,092
International Business Machines Corp.	539,245	70,112,635

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Jack Henry & Associates Inc.	43,714	$8,613,844
Kyndryl Holdings Inc.(a)(b)	107,326	1,408,117
Mastercard Inc., Class A	275,046	98,295,939
Paychex Inc.	91,326	12,463,259
PayPal Holdings Inc.(a)	322,238	37,266,825
Sabre Corp.(a)	100,695	1,150,944
VeriSign Inc.(a)	30,728	6,835,751
Visa Inc., Class A	568,408	126,055,842
Western Union Co. (The)	240,754	4,511,730
WEX Inc.(a)	15,317	2,733,319

		610,787,954

Leisure Products — 0.1%
Callaway Golf Co.(a)	70,193	1,643,920
Hasbro Inc.	77,610	6,357,811
Polaris Inc.	19,115	2,013,192

		10,014,923

Life Sciences Tools & Services — 0.7%
Agilent Technologies Inc.	72,246	9,560,313
Bio-Rad Laboratories Inc., Class A(a)	5,889	3,316,861
Danaher Corp.	122,442	35,915,912
Illumina Inc.(a)	48,147	16,822,562
IQVIA Holdings Inc.(a)	30,931	7,151,556
Mettler-Toledo International Inc.(a)	5,125	7,037,599
Waters Corp.(a)	9,507	2,950,878

		82,755,681

Machinery — 2.6%
AGCO Corp.	36,715	5,361,491
Caterpillar Inc.	325,268	72,476,216
Colfax Corp.(a)(b)	47,594	1,893,765
Crane Co.	15,266	1,653,003
Cummins Inc.	85,683	17,574,440
Deere & Co.	91,063	37,833,034
Donaldson Co. Inc.	36,246	1,882,255
Dover Corp.	46,604	7,312,168
Flowserve Corp.	77,992	2,799,913
Fortive Corp.	216,746	13,206,334
Graco Inc.	40,740	2,840,393
IDEX Corp.	26,836	5,145,266
Illinois Tool Works Inc.	101,517	21,257,660
Ingersoll Rand Inc.	246,448	12,408,657
ITT Inc.	22,554	1,696,286
Kennametal Inc.	50,124	1,434,048
Lincoln Electric Holdings Inc.	14,881	2,050,751
Middleby Corp. (The)(a)	12,013	1,969,411
Nordson Corp.	13,178	2,992,460
Oshkosh Corp.	40,003	4,026,302
Otis Worldwide Corp.	154,117	11,859,303
PACCAR Inc.	209,217	18,425,741
Parker-Hannifin Corp.	77,253	21,921,311
Pentair PLC	41,625	2,256,491
Snap-on Inc.	32,173	6,610,908
Stanley Black & Decker Inc.	98,478	13,766,240
Terex Corp.	41,800	1,490,588
Timken Co. (The)	41,352	2,510,066
Trinity Industries Inc.	24,520	842,507
Westinghouse Air Brake Technologies Corp.	113,134	10,880,097
Xylem Inc./NY	64,085	5,463,887

		313,840,992

Security	Shares	Value

Marine — 0.0%
Kirby Corp.(a)(b)	35,983	$2,597,613

Media — 1.9%
Cable One Inc.	1,293	1,893,262
Charter Communications Inc., Class A(a)(b)	71,667	39,095,782
Comcast Corp., Class A	2,720,136	127,356,768
Discovery Inc., Class A(a)(b)	101,368	2,526,091
Discovery Inc., Class C, NVS(a)	181,926	4,542,692
DISH Network Corp., Class A(a)	149,576	4,734,080
Fox Corp., Class A, NVS	191,868	7,569,193
Fox Corp., Class B	88,110	3,196,631
Interpublic Group of Companies Inc. (The)	235,809	8,359,429
John Wiley & Sons Inc., Class A	13,036	691,299
New York Times Co. (The), Class A	42,022	1,926,289
News Corp., Class A, NVS	235,434	5,214,863
News Corp., Class B	72,950	1,642,834
Omnicom Group Inc.	126,214	10,713,044
Paramount Global, Class B, NVS	366,761	13,867,233
TEGNA Inc.	74,202	1,662,125

		234,991,615

Metals & Mining — 0.8%
Alcoa Corp.	67,236	6,053,257
Commercial Metals Co.	72,258	3,007,378
Ferroglobe PLC	5,019	—
Freeport-McMoRan Inc.	494,998	24,621,201
Newmont Corp.	479,496	38,095,957
Nucor Corp.	75,570	11,233,480
Reliance Steel & Aluminum Co.	37,547	6,884,242
Royal Gold Inc.	16,132	2,279,129
United States Steel Corp.	157,585	5,947,258
Worthington Industries Inc.	19,370	995,812

		99,117,714

Multi-Utilities — 1.6%
Ameren Corp.	155,702	14,598,619
Black Hills Corp.	38,228	2,944,321
CenterPoint Energy Inc.	376,841	11,546,408
CMS Energy Corp.	175,341	12,263,350
Consolidated Edison Inc.	212,293	20,099,901
Dominion Energy Inc.	487,049	41,384,553
DTE Energy Co.	117,050	15,475,180
NiSource Inc.	235,187	7,478,947
NorthWestern Corp.	33,381	2,019,217
Public Service Enterprise Group Inc.	303,592	21,251,440
Sempra Energy	192,016	32,281,730
WEC Energy Group Inc.	189,242	18,888,244

		200,231,910

Multiline Retail — 0.8%
Dollar General Corp.	139,327	31,018,370
Dollar Tree Inc.(a)	135,086	21,634,023
Kohl’s Corp.	84,041	5,081,119
Macy’s Inc.	180,751	4,403,094
Nordstrom Inc.	66,977	1,815,747
Ollie’s Bargain Outlet Holdings Inc.(a)	36,219	1,555,968
Target Corp.	129,645	27,513,262

		93,021,583

Oil, Gas & Consumable Fuels — 5.9%
APA Corp.	97,939	4,047,819
Chevron Corp.	1,159,851	188,858,538
CNX Resources Corp.(a)(b)	67,045	1,389,172

110	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	783,036	$78,303,600
Coterra Energy Inc.	492,514	13,283,103
DTE Midstream LLC(a)	33,641	1,825,361
EOG Resources Inc.	190,226	22,680,646
EQT Corp.	181,122	6,232,408
Equitrans Midstream Corp.	243,487	2,055,030
Escrow PetroCorp.(a)(d)	190	—
Exxon Mobil Corp.	2,547,095	210,364,576
Hess Corp.	48,394	5,180,094
HF Sinclair Corp.	89,063	3,549,161
Kinder Morgan Inc.	1,174,431	22,208,490
Marathon Oil Corp.	466,901	11,723,884
Marathon Petroleum Corp.	348,152	29,766,996
Occidental Petroleum Corp.	314,479	17,843,538
ONEOK Inc.	152,334	10,759,350
Phillips 66	281,288	24,300,470
Pioneer Natural Resources Co.	59,909	14,979,047
Range Resources Corp.(a)	46,644	1,417,045
Valero Energy Corp.	246,064	24,985,339
Williams Companies Inc. (The)	730,592	24,409,079

		720,162,746

Personal Products — 0.2%
BellRing Brands Inc.(a)	67,184	1,550,607
Coty Inc., Class A(a)(b)	214,268	1,926,269
Estee Lauder Companies Inc. (The), Class A	57,552	15,672,561
Nu Skin Enterprises Inc., Class A	29,815	1,427,542

		20,576,979

Pharmaceuticals — 5.2%
Bristol-Myers Squibb Co.	1,310,656	95,717,208
Catalent Inc.(a)	43,273	4,798,976
Jazz Pharmaceuticals PLC(a)	36,854	5,737,062
Johnson & Johnson	1,583,656	280,671,353
Merck & Co. Inc.	1,520,331	124,743,159
Organon & Co.	151,823	5,303,177
Perrigo Co. PLC	80,118	3,078,935
Pfizer Inc.	1,552,498	80,372,821
Viatris Inc.	732,181	7,966,129
Zoetis Inc.	96,936	18,281,160

		626,669,980

Professional Services — 0.4%
CACI International Inc., Class A(a)	13,943	4,200,468
Jacobs Engineering Group Inc.	44,009	6,064,880
KBR Inc.	29,393	1,608,679
Leidos Holdings Inc.	84,064	9,080,593
ManpowerGroup Inc.	32,474	3,049,958
Nielsen Holdings PLC	214,883	5,853,413
Robert Half International Inc.	21,363	2,439,228
Science Applications International Corp.	34,495	3,179,404
Verisk Analytics Inc.	47,347	10,162,087

		45,638,710

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	101,390	9,279,213
Jones Lang LaSalle Inc.(a)	15,430	3,694,868

		12,974,081

Road & Rail — 1.4%
CSX Corp.	1,333,667	49,945,829
JB Hunt Transport Services Inc.	20,867	4,189,885
Knight-Swift Transportation Holdings Inc.	99,391	5,015,270
Landstar System Inc.	8,247	1,243,895

Security	Shares	Value

Road & Rail (continued)
Norfolk Southern Corp.	144,177	$41,122,164
Ryder System Inc.	32,154	2,550,777
Union Pacific Corp.	225,951	61,732,073
Werner Enterprises Inc.	36,423	1,493,343
XPO Logistics Inc.(a)	59,049	4,298,767

		171,592,003

Semiconductors & Semiconductor Equipment — 3.3%
Amkor Technology Inc.	35,421	769,344
Analog Devices Inc.	315,881	52,177,224
Broadcom Inc.	106,750	67,218,340
Cirrus Logic Inc.(a)	18,248	1,547,248
CMC Materials Inc.	5,637	1,045,100
First Solar Inc.(a)(b)	24,314	2,036,054
Intel Corp.	2,450,863	121,464,770
Microchip Technology Inc.	174,448	13,108,023
Micron Technology Inc.	673,316	52,444,583
MKS Instruments Inc.	15,208	2,281,200
NXP Semiconductors NV	59,477	11,008,003
Qorvo Inc.(a)	33,705	4,182,790
Semtech Corp.(a)	13,106	908,770
Skyworks Solutions Inc.	52,671	7,019,991
SolarEdge Technologies Inc.(a)	7,829	2,523,835
Texas Instruments Inc.	283,219	51,965,022
Wolfspeed Inc.(a)(b)	33,579	3,823,305

		395,523,602

Software — 1.0%
ACI Worldwide Inc.(a)	38,500	1,212,365
ANSYS Inc.(a)(b)	19,842	6,302,811
Autodesk Inc.(a)	47,960	10,280,226
Blackbaud Inc.(a)(b)	8,707	521,288
CDK Global Inc.	37,385	1,819,902
Ceridian HCM Holding Inc.(a)	48,125	3,289,825
Citrix Systems Inc.	75,135	7,581,122
CommVault Systems Inc.(a)	9,541	633,045
Envestnet Inc.(a)	5,993	446,119
Fair Isaac Corp.(a)	6,665	3,108,956
NCR Corp.(a)	79,081	3,178,265
NortonLifeLock Inc.	352,432	9,346,497
Paycom Software Inc.(a)	7,281	2,521,993
PTC Inc.(a)	31,645	3,408,799
salesforce.com Inc.(a)	230,987	49,043,160
Synopsys Inc.(a)	30,515	10,169,734
Tyler Technologies Inc.(a)(b)	9,406	4,184,635

		117,048,742

Specialty Retail — 1.3%
Advance Auto Parts Inc.	19,611	4,058,693
American Eagle Outfitters Inc.	53,322	895,810
AutoNation Inc.(a)	12,693	1,263,969
Bath & Body Works Inc.	53,513	2,557,921
Best Buy Co. Inc.	130,758	11,885,902
CarMax Inc.(a)(b)	45,614	4,400,839
Foot Locker Inc.	54,098	1,604,547
Gap Inc. (The)	128,588	1,810,519
Home Depot Inc. (The)	150,695	45,107,534
Lithia Motors Inc.	18,161	5,450,479
Murphy USA Inc.	13,665	2,732,453
Ross Stores Inc.	212,454	19,218,589
TJX Companies Inc. (The)	717,273	43,452,398
Ulta Salon Cosmetics & Fragrance Inc.(a)	14,463	5,759,456

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Urban Outfitters Inc.(a)(b)	39,446	$990,489
Victoria’s Secret & Co.(a)	22,164	1,138,343

		152,327,941

Technology Hardware, Storage & Peripherals — 0.3%
Hewlett Packard Enterprise Co.	781,162	13,053,217
HP Inc.	326,949	11,868,249
NetApp Inc.	38,831	3,222,973
Seagate Technology Holdings PLC	33,095	2,975,240
Western Digital Corp.(a)	188,487	9,358,380
Xerox Holdings Corp.	74,122	1,495,041

		41,973,100

Textiles, Apparel & Luxury Goods — 0.7%
Capri Holdings Ltd.(a)(b)	35,146	1,806,153
Carter’s Inc.	25,321	2,329,279
Columbia Sportswear Co.	9,727	880,585
Hanesbrands Inc.	209,120	3,113,797
Nike Inc., Class B	353,015	47,501,698
PVH Corp.	42,532	3,258,376
Ralph Lauren Corp.	27,957	3,171,442
Skechers U.S.A. Inc., Class A(a)	42,793	1,744,243
Tapestry Inc.	159,437	5,923,085
Under Armour Inc., Class A(a)	64,392	1,095,952
Under Armour Inc., Class C, NVS(a)(b)	73,425	1,142,493
VF Corp.	194,947	11,084,686

		83,051,789

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.	66,166	2,726,701
MGIC Investment Corp.	195,005	2,642,318
New York Community Bancorp. Inc.	278,510	2,985,627
Washington Federal Inc.	39,002	1,280,045

		9,634,691

Tobacco — 1.2%
Altria Group Inc.	1,096,271	57,280,160
Philip Morris International Inc.	931,905	87,543,155

		144,823,315

Trading Companies & Distributors — 0.3%
Fastenal Co.	179,304	10,650,658
GATX Corp.	21,289	2,625,572
MSC Industrial Direct Co. Inc., Class A	28,060	2,390,993

Security	Shares	Value

Trading Companies & Distributors (continued)
United Rentals Inc.(a)	17,424	$6,189,179
Univar Solutions Inc.(a)	102,391	3,290,847
Watsco Inc.	6,839	2,083,433
WW Grainger Inc.	26,151	13,488,424

		40,719,106

Water Utilities — 0.2%
American Water Works Co. Inc.	108,867	18,020,755
Essential Utilities Inc.	50,973	2,606,249

		20,627,004

Wireless Telecommunication Services — 0.4%
T-Mobile U.S. Inc.(a)	353,038	45,312,427

Total Common Stocks — 99.7% (Cost: $10,327,613,146)		12,090,514,002

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(e)(f)	70,233,161	70,219,115
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(e)	22,420,000	22,420,000

		92,639,115

Total Short-Term Investments — 0.8% (Cost: $92,621,309)		92,639,115

Total Investments in Securities — 100.5% (Cost: $10,420,234,455)		12,183,153,117

Other Assets, Less Liabilities — (0.5)%		(59,298,427)

Net Assets — 100.0%		$12,123,854,690

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

112	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P U.S. Value ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$27,092,339	$43,164,053	(a)	$—	$(30,502)	$(6,775)	$70,219,115	70,233,161	$81,634	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	14,010,000	8,410,000	(a)	—	—	—	22,420,000	22,420,000	5,851		—
BlackRock Inc.	16,478,550	19,112,428		(1,764,768)	653,763	(3,031,321)	31,448,652	41,154	500,317		—

					$623,261	$(3,038,096)	$124,087,767		$587,802		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	94	06/17/22	$21,294	$1,175,941
S&P Mid 400 E-Mini Index	40	06/17/22	10,757	316,778

				$1,492,719

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,492,719

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,926,528

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,383,113

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$28,688,482

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (continued) March 31, 2022	iShares® Core S&P U.S. Value ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$12,090,514,002	$—	$—	$12,090,514,002
Money Market Funds	92,639,115	—	—	92,639,115

	$12,183,153,117	$—	$—	$12,183,153,117

Derivative financial instruments(a)
Assets
Futures Contracts	$1,492,719	$—	$—	$1,492,719

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

114	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2022

	iShares Core S&P 500 ETF	iShares Core S&P Mid-Cap ETF	iShares Core S&P Small-Cap ETF	iShares Core S&P Total U.S. Stock Market ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$331,256,294,871	$65,806,439,503	$4,592,902,164	$44,525,113,092
Affiliated(c)	2,830,455,402	2,592,004,094	70,319,178,634	964,011,874
Cash	4,434,775	9,697	9,117,014	428,130
Cash pledged:
Futures contracts	39,329,800	7,404,100	11,253,000	6,026,790
Receivables:
Investments sold	—	—	37,971,398	957,402
Securities lending income — Affiliated	191,099	751,954	752,518	741,955
Capital shares sold	1,291,096	256,024	375,910	399,302
Dividends	205,016,203	65,064,568	72,640,458	28,846,874
Unrealized appreciation on:
OTC swaps	—	1,482,548	10,591,698	—

Total assets	334,337,013,246	68,473,412,488	75,054,782,794	45,526,525,419

LIABILITIES
Cash received:
Collateral — OTC derivatives	—	1,910,000	17,310,000	—
Collateral on securities loaned, at value	1,352,170,230	2,423,319,237	2,944,532,859	781,339,546
Payables:
Investments purchased	—	17,014,608	16,148,961	105
Variation margin on futures contracts	10,859,172	2,090,516	1,865,274	1,480,357
Capital shares redeemed	—	2,507,476	1,007,624	—
Investment advisory fees	8,161,078	2,751,753	3,638,511	1,100,634
Unrealized depreciation on:
OTC swaps	—	45	—	—

Total liabilities	1,371,190,480	2,449,593,635	2,984,503,229	783,920,642

NET ASSETS	$332,965,822,766	$66,023,818,853	$72,070,279,565	$44,742,604,777

NET ASSETS CONSIST OF:
Paid-in capital	$274,507,747,204	$55,186,832,604	$62,467,891,808	$31,725,612,441
Accumulated earnings	58,458,075,562	10,836,986,249	9,602,387,757	13,016,992,336

NET ASSETS	$332,965,822,766	$66,023,818,853	$72,070,279,565	$44,742,604,777

Shares outstanding	734,400,000	246,000,000	667,750,000	443,350,000

Net asset value	$453.38	$268.39	$107.93	$100.92

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$1,305,936,748	$2,348,200,216	$2,832,935,282	$746,974,531
(b) Investments, at cost — Unaffiliated	$266,699,227,053	$53,175,587,967	$3,833,035,248	$31,141,404,523
(c) Investments, at cost — Affiliated	$2,680,800,333	$2,591,916,216	$59,663,524,205	$931,504,348

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	115

Statements of Assets and Liabilities  (continued)

March 31, 2022

	iShares Core S&P U.S. Growth ETF	iShares Core S&P U.S. Value ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$12,801,105,823	$12,059,065,350
Affiliated(c)	112,442,451	124,087,767
Cash	1,295	311,733
Cash pledged:
Futures contracts	1,114,620	1,853,190
Receivables:
Securities lending income — Affiliated	17,338	11,350
Capital shares sold	33,963	—
Dividends	2,136,060	13,558,365

Total assets	12,916,851,550	12,198,887,755

LIABILITIES
Collateral on securities loaned, at value	58,856,789	70,228,536
Payables:
Investments purchased	—	3,941,806
Variation margin on futures contracts	245,464	460,640
Investment advisory fees	416,049	402,083

Total liabilities	59,518,302	75,033,065

NET ASSETS	$12,857,333,248	$12,123,854,690

NET ASSETS CONSIST OF:
Paid-in capital	$9,463,838,261	$10,914,627,840
Accumulated earnings	3,393,494,987	1,209,226,850

NET ASSETS	$12,857,333,248	$12,123,854,690

Shares outstanding	121,900,000	159,950,000

Net asset value	$105.47	$75.80

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$56,402,664	$67,545,145
(b) Investments, at cost — Unaffiliated	$9,001,926,095	$10,298,852,159
(c) Investments, at cost — Affiliated	$105,611,380	$121,382,296

See notes to financial statements.

116	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2022

	iShares Core S&P 500 ETF	iShares Core S&P Mid-Cap ETF	iShares Core S&P Small-Cap ETF	iShares Core S&P Total U.S. Stock Market ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$4,165,514,226	$839,766,904	$80,016,257	$550,356,063
Dividends — Affiliated	20,340,490	198,611	678,984,154	2,400,713
Securities lending income — Affiliated — net	1,852,303	4,215,055	7,207,681	5,474,914
Other income — Unaffiliated	—	—	—	2,366
Foreign taxes withheld	(843,624)	—	(811,306)	(123,081)

Total investment income	4,186,863,395	844,180,570	765,396,786	558,110,975

EXPENSES
Investment advisory fees	90,917,588	32,285,677	42,511,216	12,700,660
Professional fees	217	217	217	217

Total expenses	90,917,805	32,285,894	42,511,433	12,700,877

Net investment income	4,095,945,590	811,894,676	722,885,353	545,410,098

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(1,076,291,268)	216,612,177	141,562,726	49,798,601
Investments — Affiliated	(1,719,775)	(355,224)	1,289,615,484	(511,919)
In-kind redemptions — Unaffiliated	31,710,017,759	4,043,441,606	234,438,055	978,991,809
In-kind redemptions — Affiliated	114,349,217	—	4,317,644,923	2,660,810
Futures contracts	50,904,519	(2,880,826)	(13,243,676)	8,394,802
Swaps	—	1,832,831	323,014	—

Net realized gain	30,797,260,452	4,258,650,564	5,970,340,526	1,039,334,103

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	6,507,500,983	(2,385,709,575)	(516,792,082)	2,712,437,283
Investments — Affiliated	(114,865,416)	(1,456,813)	(5,677,457,848)	(3,050,568)
Futures contracts	38,678,492	6,296,483	(2,865,677)	4,301,243
Swaps	—	1,482,503	58,746,095	—

Net change in unrealized appreciation (depreciation)	6,431,314,059	(2,379,387,402)	(6,138,369,512)	2,713,687,958

Net realized and unrealized gain (loss)	37,228,574,511	1,879,263,162	(168,028,986)	3,753,022,061

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,324,520,101	$2,691,157,838	$554,856,367	$4,298,432,159

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	117

Statements of Operations  (continued)

Year Ended March 31, 2022

	iShares Core S&P U.S. Growth ETF	iShares Core S&P U.S. Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$88,888,519	$225,887,590
Dividends — Affiliated	945,547	508,453
Securities lending income — Affiliated — net	115,625	79,349
Foreign taxes withheld	(15,241)	(45,154)

Total investment income	89,934,450	226,430,238

EXPENSES
Investment advisory fees	4,924,748	4,349,511
Professional fees	217	217

Total expenses	4,924,965	4,349,728

Net investment income	85,009,485	222,080,510

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(29,979,774)	50,825,902
Investments — Affiliated	7,752	(74,155)
In-kind redemptions — Unaffiliated	1,375,876,517	490,437,400
In-kind redemptions — Affiliated	5,436,454	697,416
Futures contracts	(304,025)	1,926,528

Net realized gain	1,351,036,924	543,813,091

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	329,396,115	449,716,162
Investments — Affiliated	(3,217,401)	(3,038,096)
Futures contracts	1,350,499	1,383,113

Net change in unrealized appreciation (depreciation)	327,529,213	448,061,179

Net realized and unrealized gain	1,678,566,137	991,874,270

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,763,575,622	$1,213,954,780

See notes to financial statements.

118	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Core S&P 500 ETF		iShares Core S&P Mid-Cap ETF
	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,095,945,590	$3,555,473,653	$811,894,676	$647,520,949
Net realized gain	30,797,260,452	16,374,262,618	4,258,650,564	3,764,174,399
Net change in unrealized appreciation (depreciation)	6,431,314,059	71,920,026,648	(2,379,387,402)	23,665,510,073

Net increase in net assets resulting from operations	41,324,520,101	91,849,762,919	2,691,157,838	28,077,205,421

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,093,331,529)	(3,658,069,834)	(842,798,749)	(660,710,123)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	33,794,619,676	11,729,365,093	3,037,584,731	(2,001,076,312)

NET ASSETS
Total increase in net assets	71,025,808,248	99,921,058,178	4,885,943,820	25,415,418,986
Beginning of year	261,940,014,518	162,018,956,340	61,137,875,033	35,722,456,047

End of year	$332,965,822,766	$261,940,014,518	$66,023,818,853	$61,137,875,033

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	119

Statements of Changes in Net Assets (continued)

	iShares Core S&P Small-Cap ETF		iShares Core S&P Total U.S. Stock Market ETF
	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$722,885,353	$612,828,954	$545,410,098	$439,718,702
Net realized gain	5,970,340,526	2,574,221,048	1,039,334,103	1,001,914,387
Net change in unrealized appreciation (depreciation)	(6,138,369,512)	28,169,053,043	2,713,687,958	11,630,168,140

Net increase in net assets resulting from operations	554,856,367	31,356,103,045	4,298,432,159	13,071,801,229

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,058,667,702)	(624,215,143)	(551,777,171)	(462,019,285)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,301,078,815	5,677,792,081	4,930,473,507	2,016,661,633

NET ASSETS
Total increase in net assets	3,797,267,480	36,409,679,983	8,677,128,495	14,626,443,577
Beginning of year	68,273,012,085	31,863,332,102	36,065,476,282	21,439,032,705

End of year	$72,070,279,565	$68,273,012,085	$44,742,604,777	$36,065,476,282

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

120	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Core S&P U.S. Growth ETF		iShares Core S&P U.S. Value ETF
	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$85,009,485	$90,622,565	$222,080,510	$171,728,579
Net realized gain	1,351,036,924	808,873,464	543,813,091	167,316,774
Net change in unrealized appreciation (depreciation)	327,529,213	3,250,650,598	448,061,179	2,554,127,800

Net increase in net assets resulting from operations	1,763,575,622	4,150,146,627	1,213,954,780	2,893,173,153

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(85,386,412)	(94,097,632)	(219,854,566)	(176,376,851)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	717,396,779	(487,630,998)	2,044,887,472	1,097,687,768

NET ASSETS
Total increase in net assets	2,395,585,989	3,568,417,997	3,038,987,686	3,814,484,070
Beginning of year	10,461,747,259	6,893,329,262	9,084,867,004	5,270,382,934

End of year	$12,857,333,248	$10,461,747,259	$12,123,854,690	$9,084,867,004

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	121

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core S&P 500 ETF
	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$397.36	$258.44	$284.57	$265.21	$237.21

Net investment income(a)	5.98	5.60	5.90	5.38	5.00
Net realized and unrealized gain (loss)(b)	55.94	139.01	(25.20)	19.43	27.90

Net increase (decrease) from investment operations	61.92	144.61	(19.30)	24.81	32.90

Distributions(c)
From net investment income	(5.90)	(5.69)	(6.83)	(5.45)	(4.90)

Total distributions	(5.90)	(5.69)	(6.83)	(5.45)	(4.90)

Net asset value, end of year	$453.38	$397.36	$258.44	$284.57	$265.21

Total Return(d)
Based on net asset value	15.61%	56.31%	(7.01)%	9.46%	13.95%

Ratios to Average Net Assets(e)
Total expenses	0.03%	0.03%	0.04%	0.04%	0.04%

Net investment income	1.35%	1.64%	1.96%	1.95%	1.94%

Supplemental Data
Net assets, end of year (000)	$332,965,823	$261,940,015	$162,018,956	$169,347,166	$140,335,431

Portfolio turnover rate(f)	3%	5%	4%	5%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

122	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core S&P Mid-Cap ETF
	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$260.16	$143.87	$189.34	$187.51	$171.29

Net investment income(a)	3.41	2.74	3.12	2.85	2.69
Net realized and unrealized gain (loss)(b)	8.35	116.36	(45.14)	1.84	15.96

Net increase (decrease) from investment operations	11.76	119.10	(42.02)	4.69	18.65

Distributions(c)
From net investment income	(3.53)	(2.81)	(3.45)	(2.86)	(2.43)

Total distributions	(3.53)	(2.81)	(3.45)	(2.86)	(2.43)

Net asset value, end of year	$268.39	$260.16	$143.87	$189.34	$187.51

Total Return(d)
Based on net asset value	4.51%	83.36%	(22.53)%	2.50%	10.95%

Ratios to Average Net Assets(e)
Total expenses	0.05%	0.05%	0.07%	0.07%	0.07%

Net investment income	1.26%	1.36%	1.62%	1.50%	1.49%

Supplemental Data
Net assets, end of year (000)	$66,023,819	$61,137,875	$35,722,456	$48,206,329	$44,663,981

Portfolio turnover rate(f)	16%	20%	15%	17%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	123

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core S&P Small-Cap ETF
	Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$108.34	$56.22		$77.13	$77.05	$69.23

Net investment income(a)	1.13	1.03		1.06	1.09	0.98
Net realized and unrealized gain (loss)(b)	0.12	52.13		(20.77)	0.11	7.78

Net increase (decrease) from investment operations	1.25	53.16		(19.71)	1.20	8.76

Distributions(c)
From net investment income	(1.66)	(1.04)		(1.20)	(1.12)	(0.94)

Total distributions	(1.66)	(1.04)		(1.20)	(1.12)	(0.94)

Net asset value, end of year	$107.93	$108.34		$56.22	$77.13	$77.05

Total Return(d)
Based on net asset value	1.12%	95.23	%(e)	(25.89)%	1.53%	12.71%

Ratios to Average Net Assets(f)
Total expenses	0.06%	0.06%		0.07%	0.07%	0.07%

Net investment income	1.02%	1.28%		1.36%	1.35%	1.33%

Supplemental Data
Net assets, end of year (000)	$72,070,280	$68,273,012		$31,863,332	$43,064,083	$36,636,388

Portfolio turnover rate(g)	16%	20%		16%	14%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

124	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core S&P Total U.S. Stock Market ETF
	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$91.51	$57.19	$64.40	$60.42	$54.02

Net investment income(a)	1.29	1.20	1.27	1.19	1.09
Net realized and unrealized gain (loss)(b)	9.41	34.37	(7.09)	4.00	6.37

Net increase (decrease) from investment operations	10.70	35.57	(5.82)	5.19	7.46

Distributions(c)
From net investment income	(1.29)	(1.25)	(1.39)	(1.21)	(1.06)

Total distributions	(1.29)	(1.25)	(1.39)	(1.21)	(1.06)

Net asset value, end of year	$100.92	$91.51	$57.19	$64.40	$60.42

Total Return(d)
Based on net asset value	11.70%	62.58%	(9.28)%	8.68%	13.88%

Ratios to Average Net Assets(e)
Total expenses	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	1.29%	1.54%	1.88%	1.90%	1.85%

Supplemental Data
Net assets, end of year (000)	$44,742,605	$36,065,476	$21,439,033	$18,750,686	$12,948,631

Portfolio turnover rate(f)	4%	5%	4%	6%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	125

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core S&P U.S. Growth ETF
	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$90.74	$57.16	$60.31	$54.56	$46.36

Net investment income(a)	0.72	0.76	0.92	0.81	0.76
Net realized and unrealized gain (loss)(b)	14.73	33.62	(2.97)	5.68	8.16

Net increase (decrease) from investment operations	15.45	34.38	(2.05)	6.49	8.92

Distributions(c)
From net investment income	(0.72)	(0.80)	(1.10)	(0.74)	(0.72)

Total distributions	(0.72)	(0.80)	(1.10)	(0.74)	(0.72)

Net asset value, end of year	$105.47	$90.74	$57.16	$60.31	$54.56

Total Return(d)
Based on net asset value	17.03%	60.34%	(3.54)%	11.95%	19.33%

Ratios to Average Net Assets(e)
Total expenses	0.04%	0.04%	0.04%	0.04%	0.05%

Total expenses after fees waived	0.04%	0.04%	0.04%	0.04%	0.05%

Net investment income	0.69%	0.96%	1.44%	1.41%	1.46%

Supplemental Data
Net assets, end of year (000)	$12,857,333	$10,461,747	$6,893,329	$5,985,790	$3,693,673

Portfolio turnover rate(f)	15%	14%	35%	31%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

126	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core S&P U.S. Value ETF
	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$68.82	$46.23	$54.82	$53.08	$50.45

Net investment income(a)	1.50	1.43	1.45	1.37	1.28
Net realized and unrealized gain (loss)(b)	6.93	22.60	(8.57)	1.68	2.51

Net increase (decrease) from investment operations	8.43	24.03	(7.12)	3.05	3.79

Distributions(c)
From net investment income	(1.45)	(1.44)	(1.47)	(1.31)	(1.16)

Total distributions	(1.45)	(1.44)	(1.47)	(1.31)	(1.16)

Net asset value, end of year	$75.80	$68.82	$46.23	$54.82	$53.08

Total Return(d)
Based on net asset value	12.33%	52.59%	(13.34)%	5.83%	7.55%

Ratios to Average Net Assets(e)
Total expenses	0.04%	0.04%	0.04%	0.04%	0.05%

Total expenses after fees waived	0.04%	0.04%	0.04%	0.04%	0.05%

Net investment income	2.04%	2.48%	2.52%	2.53%	2.42%

Supplemental Data
Net assets, end of year (000)	$12,123,855	$9,084,867	$5,270,383	$5,208,349	$3,434,150

Portfolio turnover rate(f)	20%	25%	34%	35%	27%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	127

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core S&P 500	Diversified
Core S&P Mid-Cap	Diversified
Core S&P Small-Cap	Diversified
Core S&P Total U.S. Stock Market	Diversified
Core S&P U.S. Growth(a)	Diversified
Core S&P U.S. Value	Diversified

(a)

The Fund intends to be diversified in approximately the same proportion as its underlying index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its underlying index.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

128	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund

N O T E S T O F I N A N C I A L S T A T E M E N T S	129

Notes to Financial Statements  (continued)

or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount

Core S&P 500
Barclays Bank PLC	$87,894,367	$87,894,367	$—	$—
Barclays Capital, Inc.	32,144,648	32,144,648	—	—
BNP Paribas SA	68,026,736	68,026,736	—	—
BofA Securities, Inc.	86,083,538	86,083,538	—	—
Citigroup Global Markets, Inc.	281,268,343	281,268,343	—	—
Credit Suisse Securities (USA) LLC	4,524,923	4,524,923	—	—
Deutsche Bank Securities, Inc.	431,040	431,040	—	—
Goldman Sachs & Co. LLC	208,935,181	208,935,181	—	—
HSBC Bank PLC	248	248	—	—
J.P. Morgan Securities LLC	135,799,934	135,799,934	—	—
Jefferies LLC	707,723	707,723	—	—
Morgan Stanley	13,479,074	13,479,074	—	—
RBC Capital Markets LLC	119,133,862	119,133,862	—	—
Scotia Capital (USA), Inc.	18,675,701	18,675,701	—	—
SG Americas Securities LLC	10,992,737	10,992,737	—	—
State Street Bank & Trust Co.	39,604,304	39,604,304	—	—
Toronto-Dominion Bank	103,936,628	103,936,628	—	—
UBS AG	44,716,618	44,716,618	—	—
UBS Securities LLC	15,139,558	15,139,558	—	—
Virtu Americas LLC	31,650,411	31,650,411	—	—
Wells Fargo Bank N.A.	523,868	523,868	—	—
Wells Fargo Securities LLC	2,267,306	2,262,457	—	(4,849	)(b)

	$1,305,936,748	$1,305,931,899	$—	$(4,849)

130	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Core S&P Mid-Cap
Barclays Bank PLC	$64,191,480	$64,191,480		$—	$—
Barclays Capital, Inc.	41,872,145	41,872,145		—	—
BNP Paribas SA	522,212,248	522,212,248		—	—
BofA Securities, Inc.	171,905,965	171,905,965		—	—
Citadel Clearing LLC	15,744	15,744		—	—
Citigroup Global Markets, Inc.	148,118,975	148,118,975		—	—
Credit Suisse Securities (USA) LLC	4,478,091	4,478,091		—	—
Goldman Sachs & Co. LLC	183,582,851	183,582,851		—	—
HSBC Bank PLC	5,532,220	5,532,220		—	—
ING Financial Markets LLC	2,128,607	2,128,607		—	—
J.P. Morgan Securities LLC	361,820,312	361,820,312		—	—
Jefferies LLC	830,054	830,054		—	—
Mizuho Securities USA LLC	361,534	361,534		—	—
Morgan Stanley	511,872,094	511,872,094		—	—
National Financial Services LLC	57,648,364	57,648,364		—	—
Natixis SA	11,496,371	11,496,371		—	—
RBC Capital Markets LLC	191,352	191,352		—	—
Scotia Capital (USA), Inc.	41,632,632	41,632,632		—	—
SG Americas Securities LLC	2,355,247	2,355,247		—	—
State Street Bank & Trust Co.	7,779,763	7,779,763		—	—
Toronto-Dominion Bank	66,008,184	66,008,184		—	—
UBS AG	62,020,290	62,020,290		—	—
UBS Securities LLC	40,139,381	40,139,381		—	—
Virtu Americas LLC	8,623,908	8,623,908		—	—
Wells Fargo Bank N.A.	17,114,562	17,114,562		—	—
Wells Fargo Securities LLC	14,267,842	14,267,842		—	—

	$2,348,200,216	$2,348,200,216		$—	$—

Core S&P Small-Cap
Barclays Bank PLC	$80,692,987	$80,692,987		$—	$—
Barclays Capital, Inc.	44,561,937	44,561,937		—	—
BMO Capital Markets Corp.	5,059,291	5,059,291		—	—
BNP Paribas SA	526,070,456	526,070,456		—	—
BofA Securities, Inc.	247,420,975	247,420,975		—	—
Citadel Clearing LLC	1,611,402	1,611,402		—	—
Citigroup Global Markets, Inc.	82,689,223	82,689,223		—	—
Credit Suisse Securities (USA) LLC	629,623	629,623		—	—
Deutsche Bank Securities, Inc.	3,409,425	3,409,425		—	—
Goldman Sachs & Co. LLC	417,961,998	417,961,998		—	—
HSBC Bank PLC	382,231	382,231		—	—
ING Financial Markets LLC	747,388	746,877		—	(511	)(b)
J.P. Morgan Securities LLC	364,141,197	364,141,197		—	—
Jefferies LLC	16,672,428	16,672,428		—	—
Mizuho Securities USA LLC	91,256	91,256		—	—
Morgan Stanley	441,945,391	441,945,391		—	—
National Financial Services LLC	151,404,849	151,404,849		—	—
Natixis SA	5,492,983	5,492,983		—	—
Nomura Securities International, Inc.	10,536	10,395		—	(141	)(b)
Pershing LLC	2,946,243	2,946,243		—	—
RBC Capital Markets LLC	164,802	164,802		—	—
Scotia Capital (USA), Inc.	61,808,908	61,808,908		—	—
SG Americas Securities LLC	24,159,014	24,159,014		—	—
State Street Bank & Trust Co.	79,642,479	79,642,479		—	—
Toronto-Dominion Bank	81,211,518	81,211,518		—	—
UBS AG	69,920,803	69,920,803		—	—
UBS Securities LLC	40,249,455	40,249,455		—	—
Virtu Americas LLC	616,596	616,596		—	—
Wells Fargo Bank N.A.	43,249,237	43,249,237		—	—
Wells Fargo Securities LLC	37,970,651	37,970,651		—	—

	$2,832,935,282	$2,832,934,630		$—	$(652)

N O T E S T O F I N A N C I A L S T A T E M E N T S	131

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Core S&P Total U.S. Stock Market
Barclays Bank PLC	$59,176,719	$59,176,719		$—	$—
Barclays Capital, Inc.	7,349,730	7,349,730		—	—
BMO Capital Markets Corp.	404,912	404,912		—	—
BNP Paribas SA	154,791,050	154,791,050		—	—
BofA Securities, Inc.	61,362,234	61,362,234		—	—
Citadel Clearing LLC	1,276,132	1,276,132		—	—
Citigroup Global Markets, Inc.	29,212,468	29,212,468		—	—
Credit Suisse Securities (USA) LLC	682,127	682,127		—	—
Deutsche Bank Securities, Inc.	674,173	674,173		—	—
Goldman Sachs & Co. LLC	87,436,656	87,436,656		—	—
HSBC Bank PLC	115,580	107,549		—	(8,031	)(b)
ING Financial Markets LLC	672,395	672,395		—	—
J.P. Morgan Securities LLC	103,220,894	103,220,894		—	—
Jefferies LLC	5,185,864	5,185,864		—	—
Morgan Stanley	97,175,115	97,175,115		—	—
National Financial Services LLC	8,130,042	8,130,042		—	—
Natixis SA	9,650,163	9,574,867		—	(75,296	)(b)
Nomura Securities International, Inc.	11,133	11,133		—	—
Pershing LLC	3,680	3,680		—	—
RBC Capital Markets LLC	14,493,177	14,493,177		—	—
Scotia Capital (USA), Inc.	26,276,170	26,276,170		—	—
SG Americas Securities LLC	724,470	724,470		—	—
State Street Bank & Trust Co.	8,512,235	8,512,235		—	—
Toronto-Dominion Bank	8,079,005	8,079,005		—	—
UBS AG	19,612,819	19,612,819		—	—
UBS Securities LLC	27,329,317	27,329,317		—	—
Virtu Americas LLC	3,151,399	3,151,399		—	—
Wells Fargo Bank N.A.	3,735,299	3,735,299		—	—
Wells Fargo Securities LLC	8,529,573	8,529,573		—	—

	$746,974,531	$746,891,204		$—	$(83,327)

Core S&P U.S. Growth
Barclays Capital, Inc.	$1,813,372	$1,813,372		$—	$—
BNP Paribas SA	8,172,436	8,172,436		—	—
BofA Securities, Inc.	2,556,101	2,556,101		—	—
Citigroup Global Markets, Inc.	2,881,921	2,881,921		—	—
Credit Suisse Securities (USA) LLC	1,338,570	1,338,570		—	—
Goldman Sachs & Co. LLC	9,674,530	9,674,530		—	—
J.P. Morgan Securities LLC	14,451,111	14,451,111		—	—
Jefferies LLC	419,676	419,676		—	—
Morgan Stanley	4,209,977	4,209,977		—	—
National Financial Services LLC	1,115,525	1,115,525		—	—
Scotia Capital (USA), Inc.	1,527,440	1,527,440		—	—
State Street Bank & Trust Co.	4,842,220	4,842,220		—	—
UBS AG	65,688	65,688		—	—
Virtu Americas LLC	602,673	602,673		—	—
Wells Fargo Bank N.A.	1,606,130	1,595,866		—	(10,264	)(b)
Wells Fargo Securities LLC	1,125,294	1,125,294		—	—

	$56,402,664	$56,392,400		$—	$(10,264)

132	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Core S&P U.S. Value
Barclays Bank PLC	$1,184,407	$1,184,407		$—	$—
Barclays Capital, Inc.	1,244,016	1,244,016		—	—
BNP Paribas SA	10,192,149	10,192,149		—	—
BofA Securities, Inc.	1,581,583	1,581,583		—	—
Citigroup Global Markets, Inc.	21,806,744	21,806,744		—	—
Credit Suisse Securities (USA) LLC	44,489	44,489		—	—
Goldman Sachs & Co. LLC	3,522,943	3,522,943		—	—
J.P. Morgan Securities LLC	2,378,803	2,378,803		—	—
Jefferies LLC	656,824	656,824		—	—
Morgan Stanley	1,096,253	1,096,253		—	—
RBC Capital Markets LLC	5,403	5,403		—	—
Scotia Capital (USA), Inc.	18,953,919	18,953,919		—	—
SG Americas Securities LLC	1,552,463	1,552,463		—	—
Toronto-Dominion Bank	2,522,497	2,522,497		—	—
Wells Fargo Bank N.A.	611,660	611,660		—	—
Wells Fargo Securities LLC	190,992	190,992		—	—

	$67,545,145	$67,545,145		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid. Total return swaps are entered into by the iShares Core S&P Mid-Cap ETF and iShares Core S&P Small-Cap ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

N O T E S T O F I N A N C I A L S T A T E M E N T S	133

Notes to Financial Statements  (continued)

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

134	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core S&P 500	0.03%
Core S&P Mid-Cap	0.05
Core S&P Small-Cap	0.06
Core S&P Total U.S. Stock Market	0.03
Core S&P U.S. Growth	0.04
Core S&P U.S. Value	0.04

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, each Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended March 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Core S&P 500	$794,415
Core S&P Mid-Cap	1,739,069
Core S&P Small-Cap	2,941,198
Core S&P Total U.S. Stock Market	1,833,410
Core S&P U.S. Growth	48,297
Core S&P U.S. Value	33,964

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

N O T E S T O F I N A N C I A L S T A T E M E N T S	135

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Core S&P 500	$4,064,716,602	$1,865,161,568	$(447,804,773)
Core S&P Mid-Cap	2,499,420,318	2,722,693,360	(233,659,760)
Core S&P Small-Cap	1,929,550,141	2,341,708,796	577,255,223
Core S&P Total U.S. Stock Market	178,546,701	255,741,775	(15,901,750)
Core S&P U.S. Growth	1,153,661,552	1,192,098,397	(21,275,402)
Core S&P U.S. Value	1,449,639,490	1,355,200,182	76,465,771

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Core S&P 500	$10,063,851,646	$10,172,174,651
Core S&P Mid-Cap	10,538,168,916	10,528,293,170
Core S&P Small-Cap	11,394,388,364	11,465,437,039
Core S&P Total U.S. Stock Market	1,837,808,884	1,835,052,413
Core S&P U.S. Growth	1,864,374,243	1,879,366,665
Core S&P U.S. Value	2,158,004,213	2,148,794,286

For the year ended March 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core S&P 500	$104,602,024,855	$70,850,624,482
Core S&P Mid-Cap	12,020,016,449	9,027,399,601
Core S&P Small-Cap	12,604,727,444	8,476,887,804
Core S&P Total U.S. Stock Market	6,682,248,777	1,781,609,455
Core S&P U.S. Growth	3,535,256,903	2,811,377,465
Core S&P U.S. Value	3,297,221,859	1,255,084,879

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

136	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2022, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
Core S&P 500	$31,474,235,267	$(31,474,235,267)
Core S&P Mid-Cap	3,960,189,276	(3,960,189,276)
Core S&P Small-Cap	4,396,539,912	(4,396,539,912)
Core S&P Total U.S. Stock Market	975,874,093	(975,874,093)
Core S&P U.S. Growth	1,373,344,043	(1,373,344,043)
Core S&P U.S. Value	485,039,154	(485,039,154)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/22	Year Ended 03/31/21
Core S&P 500
Ordinary income	$4,093,331,529	$3,658,069,834

Core S&P Mid-Cap
Ordinary income	$842,798,749	$660,710,123

Core S&P Small-Cap
Ordinary income	$1,058,667,702	$624,215,143

Core S&P Total U.S. Stock Market
Ordinary income	$551,777,171	$462,019,285

Core S&P U.S. Growth
Ordinary income	$85,386,412	$94,097,632

Core S&P U.S. Value
Ordinary income	$219,854,566	$176,376,851

As of March 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
Core S&P 500	$2,614,061	$(4,768,706,162)	$63,224,167,663		$58,458,075,562
Core S&P Mid-Cap	—	(1,362,420,891)	12,199,407,140		10,836,986,249
Core S&P Small-Cap	—	(1,050,074,976)	10,652,462,733		9,602,387,757
Core S&P Total U.S. Stock Market	1,509,677	(277,482,313)	13,292,964,972		13,016,992,336
Core S&P U.S. Growth	—	(395,394,677)	3,788,889,664		3,393,494,987
Core S&P U.S. Value	2,317,944	(515,825,848)	1,722,734,754		1,209,226,850

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, accounting for swap agreements, timing and recognition of partnership income, characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended March 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
Core S&P Mid-Cap	$375,377,619
Core S&P Small-Cap	1,337,954,012
Core S&P Total U.S. Stock Market	81,328,626
Core S&P U.S. Value	64,596,274

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	137

Notes to Financial Statements  (continued)

As of March 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core S&P 500	$270,862,582,610	$72,853,897,482	$(9,629,729,819)	$63,224,167,663
Core S&P Mid-Cap	56,199,036,457	14,852,043,334	(2,652,636,194)	12,199,407,140
Core S&P Small-Cap	64,259,618,065	16,045,138,314	(5,392,675,581)	10,652,462,733
Core S&P Total U.S. Stock Market	32,196,159,994	14,801,344,554	(1,508,379,582)	13,292,964,972
Core S&P U.S. Growth	9,124,658,610	3,965,949,923	(177,060,259)	3,788,889,664
Core S&P U.S. Value	10,460,418,363	2,073,947,001	(351,212,247)	1,722,734,754

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer

138	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBORTransition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/22		Year Ended 03/31/21
iShares ETF	Shares	Amount	Shares	Amount
Core S&P 500
Shares sold	233,500,000	$104,876,081,561	175,150,000	$61,202,856,824
Shares redeemed	(158,300,000)	(71,081,461,885)	(142,850,000)	(49,473,491,731)

Net increase	75,200,000	$33,794,619,676	32,300,000	$11,729,365,093

Core S&P Mid-Cap
Shares sold	44,950,000	$12,187,553,091	34,950,000	$7,366,222,576
Shares redeemed	(33,950,000)	(9,149,968,360)	(48,250,000)	(9,367,298,888)

Net increase (decrease)	11,000,000	$3,037,584,731	(13,300,000)	$(2,001,076,312)

Core S&P Small-Cap
Shares sold	122,700,000	$13,651,203,551	140,250,000	$11,820,860,552
Shares redeemed	(85,100,000)	(9,350,124,736)	(76,850,000)	(6,143,068,471)

Net increase	37,600,000	$4,301,078,815	63,400,000	$5,677,792,081

Core S&P Total U.S. Stock Market
Shares sold	67,200,000	$6,724,020,212	57,550,000	$4,688,274,607
Shares redeemed	(17,950,000)	(1,793,546,705)	(38,350,000)	(2,671,612,974)

Net increase	49,250,000	$4,930,473,507	19,200,000	$2,016,661,633

Core S&P U.S. Growth
Shares sold	32,600,000	$3,543,506,031	22,000,000	$1,801,756,906
Shares redeemed	(26,000,000)	(2,826,109,252)	(27,300,000)	(2,289,387,904)

Net increase (decrease)	6,600,000	$717,396,779	(5,300,000)	$(487,630,998)

Core S&P U.S. Value
Shares sold	45,100,000	$3,309,869,059	41,100,000	$2,470,343,171
Shares redeemed	(17,150,000)	(1,264,981,587)	(23,100,000)	(1,372,655,403)

Net increase	27,950,000	$2,044,887,472	18,000,000	$1,097,687,768

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units

N O T E S T O F I N A N C I A L S T A T E M E N T S	139

Notes to Financial Statements  (continued)

may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	LEGAL PROCEEDINGS

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation sought to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Core S&P 500 ETF, iShares Core S&P Total U.S. Stock Market ETF and iShares Core S&P U.S. Value ETF received proceeds of $3,938,764, $41,582 and $255,306, respectively, in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but were subject to various appeals. On February 22, 2022, the United States Supreme Court refused to hear the last of these appeals and, accordingly, the Litigation is now closed.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

140	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF,

iShares Core S&P Small-Cap ETF, iShares Core S&P Total U.S. Stock Market ETF,

iShares Core S&P U.S. Growth ETF and iShares Core S&P U.S. Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares Core S&P Total U.S. Stock Market ETF, iShares Core S&P U.S. Growth ETF and iShares Core S&P U.S. Value ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	141

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Dividend Income
Core S&P 500	$4,018,553,719
Core S&P Mid-Cap	682,473,433
Core S&P Small-Cap	747,421,197
Core S&P Total U.S. Stock Market	524,275,766
Core S&P U.S. Growth	85,334,583
Core S&P U.S. Value	215,294,553

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Business Income
Core S&P 500	$97,996,892
Core S&P Mid-Cap	81,889,872
Core S&P Small-Cap	103,734,856
Core S&P Total U.S. Stock Market	18,810,801
Core S&P U.S. Growth	2,127,347
Core S&P U.S. Value	6,556,461

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Core S&P 500	94.64%
Core S&P Mid-Cap	80.37%
Core S&P Small-Cap	79.06%
Core S&P Total U.S. Stock Market	91.76%
Core S&P U.S. Growth	97.15%
Core S&P U.S. Value	93.39%

142	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares Core S&P Total U.S. Stock Market ETF, iShares Core S&P U.S. Growth ETF and iShares Core S&P U.S. Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	143

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core S&P 500(a)	$5.828925	$—	$0.068351	$5.897276	99%	—%	1%	100%
Core S&P Mid-Cap(a)	3.355061	—	0.174326	3.529387	95	—	5	100
Core S&P Small-Cap(a)	1.562525	—	0.094955	1.657480	94	—	6	100
Core S&P Total U.S. Stock Market(a)	1.271977	—	0.022551	1.294528	98	—	2	100
Core S&P U.S. Growth(a)	0.710321	—	0.008149	0.718470	99	—	1	100
Core S&P U.S. Value(a)	1.430018	—	0.021907	1.451925	98	—	2	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF and iShares Core S&P Small-Cap ETF (each a “Fund”, collectively the “Funds”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

144	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Funds in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration
Core S&P 500	$29,779,631	$13,923,925	$15,855,706	661	$3,645,087	$376,716
Core S&P Mid-Cap	6,081,135	2,843,328	3,237,807	661	744,343	76,927
Core S&P Small-Cap	6,728,249	3,145,896	3,582,353	661	823,551	85,113

S U P P L E M E N T A L I N F O R M A T I O N	145

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of March 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

146	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2006; iShares U.S. ETF Trust, since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (45)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	147

Trustee and Officer Information  (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
James Mauro (51)	Executive Vice President (since 2021).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

148	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	149

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

Counterparty Abbreviations

HSBC	HSBC Bank PLC

150	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-302-0322

MARCH 31, 2022

2022 Annual Report

iShares Trust

• iShares Global 100 ETF | IOO | NYSE Arca

• iShares Global Infrastructure ETF | IGF | NASDAQ

• iShares Global Timber & Forestry ETF | WOOD | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. The corporate bond market also faced inflationary headwinds, although the improving economy assuaged credit concerns and high-yield corporate bonds consequently declined less than investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. Sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	5.92%	15.65%

U.S. small cap equities (Russell 2000® Index)	(5.55)	(5.79)

International equities (MSCI Europe, Australasia, Far East Index)	(3.38)	1.16

Emerging market equities (MSCI Emerging Markets Index)	(8.20)	(11.37)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.04)	(3.31)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(5.92)	(4.15)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.55)	(4.47)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.16)	(0.66)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended March 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.28% in U.S. dollar terms for the reporting period.

Stocks were supported by economic recovery in most regions of the world, even as significant challenges emerged. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the pandemic, as mitigation and adaptation allowed most activity to continue. Nonetheless, two highly contagious COVID-19 variants appeared during the reporting period, causing sharp increases in cases in many countries and in some instances leading to new restrictions, which acted as a drag on growth. Inflation was high in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine late in the reporting period presented a further challenge to the global economy, disrupting markets in important commodities such as oil, natural gas, and wheat.

The U.S. economy grew robustly, powered primarily by consumers, who were supported by strong household balance sheets. Prior to the beginning of the reporting period, fiscal stimulus and business closures led to record-high personal savings rates. This allowed consumers to spend at an elevated level throughout much of the reporting period, as pent-up demand was released. The ensuing acceleration in economic activity allowed the U.S. to reach and then surpass its pre-pandemic output level. Hiring increased as businesses restored capacity. Consequently, unemployment decreased substantially, falling to 3.6% in March 2022.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates, and indicated that further increases could be necessary.

Stocks in Europe posted modest gains, helped by a steadily growing economy and increasing vaccinations. However, inflation increased significantly, and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many other European countries, and new sanctions imposed limits on some types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) maintained ultra-low interest rates but started to wind down its bond buying programs.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly. Chinese stocks endured substantial declines, driving much of the negative performance in the region. Regulatory interventions by the Chinese government weighed on equity markets, particularly in the information technology sector. While China’s economy continued to expand at a solid pace, COVID-19 cases rose sharply late in the reporting period and analysts became concerned that the subsequent lockdowns would constrain growth.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Global 100 ETF

Investment Objective

The iShares Global 100 ETF (the “Fund”) seeks to track the investment results of an index composed of 100 large-capitalization global equities, as represented by the S&P Global 100TM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	17.11%	15.51%	11.84%	17.11%	105.67%	206.06%
Fund Market	17.09	15.55	11.85	17.09	105.95	206.37
Index	17.48	15.48	11.75	17.48	105.35	203.62

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,076.90	$ 2.07		$ 1,000.00	$ 1,022.90	$ 2.02		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2022 (continued)	iShares® Global 100 ETF

Portfolio Management Commentary

Amid solid global economic growth as the recovery from the impact of the coronavirus pandemic continued, large-capitalization global stocks posted a significant gain for the reporting period. Stocks from the U.S., which represented approximately 73% of the Index on average, constituted the majority of the Index’s return.

Among U.S. stocks, the information technology sector contributed the most to the Index’s return. Large companies in the sector benefited from network effects, which allowed them to use existing products and services to make their offerings more attractive to new customers. The technology hardware and equipment industry was the top contributor amid strong growth in sales and profits. Increased sales of smartphones with 5G capability drove profits in the industry, as demand for these products outstripped supply, helped by discounts from wireless carriers. Increased sales of services, such as digital downloads and payment processing, also boosted the industry. The software and services industry was another source of strength, reflecting continued growth in demand for cloud computing services and operating system software amid a rapid increase in personal computer sales. Businesses continued the migration of their processes to cloud providers, moving away from more expensive in-house platforms. Elevated demand allowed for product price increases, which further boosted stock prices in the industry.

The U.S. communication services sector made a solid contribution to the Index’s return. Continued growth in revenues from digital advertising, improved cost management, and strength in sales of cloud services all benefited the interactive media and services industry. Synergies from control of a mobile operating system helped make advertising revenues more resilient to changes on competing platforms.

Stocks from the U.K. also aided the Index’s performance, primarily stocks from the energy sector. Rising oil prices led to higher profits, and healthy cash flow allowed companies in the integrated oil and gas industry to increase dividends and repurchase stock. Swiss stocks gained due to strength in the healthcare sector, as development of COVID-19 antibody treatments and home tests bolstered the pharmaceuticals industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	30.7%
Consumer Discretionary	13.4
Health Care	12.3
Consumer Staples	10.7
Communication Services	9.3
Financials	9.0
Energy	5.8
Industrials	5.2
Materials	2.3
Other (each representing less than 1%)	1.3

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	73.4%
United Kingdom	6.7
Switzerland	5.5
France	4.1
Japan	3.2
Germany	3.0
South Korea	1.5
Australia	1.5
Spain	0.7
Netherlands	0.4

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Global Infrastructure ETF

Investment Objective

The iShares Global Infrastructure ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities in the infrastructure industry, as represented by the S&P Global Infrastructure IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	15.54%	6.87%	6.99%	15.54%	39.40%	96.46%
Fund Market	15.65	6.82	6.99	15.65	39.07	96.59
Index	15.86	6.76	6.87	15.86	38.71	94.30

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,119.00	$ 2.11		$ 1,000.00	$ 1,022.90	$ 2.02		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2022 (continued)	iShares® Global Infrastructure ETF

Portfolio Management Commentary

Global infrastructure stocks advanced strongly for the reporting period. The continued global economic recovery provided tailwinds for infrastructure-related companies, as greater international trade and industrial production increased the demand for related infrastructure.

Infrastructure stocks in the U.S. contributed the most to the Index’s return, helped by the passage of a significant bill funding infrastructure development. In November 2021, the bipartisan Infrastructure Investment and Jobs Act was signed into law, benefiting companies that provide products and services related to infrastructure. The $1.2 trillion bill funds investments in bridges and roads, broadband internet, water and energy systems, and other projects.

Within the U.S., utilities stocks contributed the most to the Index’s return, led by the electric utilities industry. As the economy improved and business activity accelerated, demand for power increased, benefiting electric utilities companies. While the cost of energy commodities rose substantially, most utilities companies were able to pass along these higher costs to their customers. Utilities providers also increased their investments in renewable energy, and in 2021 the share of energy produced from solar and wind sources grew at the fastest rate on record. The industry also made investments in grid modernization and distribution networks to manage increased demand as more devices and vehicles use electric power.

Energy infrastructure stocks also contributed significantly to the Index’s performance, with both U.S. and Canadian energy stocks posting strong gains. The energy stocks represented in the Index are in the oil and gas storage and transportation industry, which provides pipeline and other transportation services to producers of oil and gas. While companies in this industry typically do not sell oil and gas directly, they can indirectly benefit from higher prices for energy products. Higher oil and gas prices motivate additional production and higher production drives increased revenues for pipeline companies that transport the extra product. Oil and gas prices rose sharply during the reporting period, and oil production began to rise in both the U.S. and Canada after declining significantly in the early part of the coronavirus pandemic.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Electric Utilities	23.4%
Oil & Gas Storage & Transportation	19.9
Airport Services	19.2
Highways & Railtracks	16.4
Multi-Utilities	14.2
Marine Ports & Services	4.4
Water Utilities	1.5
Other (each representing less than 1%)	1.0

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	37.4%
Canada	10.2
Australia	8.7
Spain	7.4
Italy	6.7
France	5.8
China	5.4
Mexico	4.8
Germany	3.2
United Kingdom	2.6

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Global Timber & Forestry ETF

Investment Objective

The iShares GlobalTimber & Forestry ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in or related to the timber and forestry industry, as represented by the S&P Global Timber & Forestry IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	6.04%	11.05%	9.89%	6.04%	68.88%	156.72%
Fund Market	6.13	11.01	9.89	6.13	68.58	156.68
Index	6.28	10.99	9.74	6.28	68.44	153.36

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,050.90	$ 2.15		$ 1,000.00	$ 1,022.80	$ 2.12		0.42%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2022 (continued)	iShares® Global Timber & Forestry ETF

Portfolio Management Commentary

Global timber and forestry stocks advanced during the reporting period, as a resurgence in housing construction and a lumber shortage combined to triple timber prices relative to pre-pandemic levels. Labor shortages in the supply chain for wood construction materials, both at sawmills and in the transportation network, contributed to the increase in lumber prices. Higher U.S. tariffs on softwood lumber imported from Canada also drove timber price increases. Historically low housing inventory levels and low mortgage rates fueled solid demand for new housing construction. However, timber and forestry companies faced challenges from growing deforestation and increasing levels of drought.

U.S.-based lumber companies, particularly specialized real estate investment trusts (“REITs”) engaged in logging and forest management, contributed the most to the Index’s return. Timber REITs are highly sensitive to the price of timber and prevailing homebuilding conditions, so the industry benefited from a housing shortage that drove sales of products used in residential construction, such as structural lumber and engineered wood. Even as U.S. home sales soared during the reporting period, new residential construction projects languished due to delays in the supply chain and labor shortages.

Canadian stocks also contributed to the Index’s performance, led by paper and forest products companies that produce wood materials such as lumber, plywood, pulp, and newsprint. The rise in lumber prices led to sharply higher profits early in the reporting period. Earnings for these companies later slowed when restrictions related to the coronavirus pandemic eased and sales for home renovations and do-it-yourself projects diminished. In November 2021, severe weather and flooding in the Canadian province of British Columbia disrupted transportation networks and reduced lumber shipments.

On the downside, investments in Japan’s materials sector, including paper products manufacturers, detracted from the Index’s return. The weakening Japanese yen, which in the past aided the country’s export-driven economy, more recently pressured profits due to increased overseas manufacturing. However, the shift to eco-conscious packaging as a replacement for plastic helped the Japanese pulp and paper market to position itself as an alternative source of packaging materials.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Paper Products	30.9%
Specialized REITs	24.4
Forest Products	22.7
Paper Packaging	18.7
Homebuilding	3.3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	33.8%
Sweden	15.4
Canada	14.3
Finland	9.8
Japan	9.0
Brazil	7.7
Ireland	3.9
United Kingdom	3.9
South Africa	2.2

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	11

Schedule of Investments March 31, 2022	iShares® Global 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.5%
BHP Group Ltd.	1,012,183	$39,017,113
Rio Tinto PLC	211,879	16,938,992

		55,956,105

France — 4.1%
AXA SA	413,171	12,095,302
Cie. de Saint-Gobain	105,052	6,250,631
Engie SA	355,108	4,668,604
L’Oreal SA	47,047	18,792,692
LVMH Moet Hennessy Louis Vuitton SE	53,489	38,180,378
Orange SA	374,563	4,435,312
Sanofi	229,897	23,504,575
Schneider Electric SE	113,519	19,058,741
Societe Generale SA	158,391	4,246,040
TotalEnergies SE	491,234	24,856,204
Vivendi SE	160,425	2,095,873

		158,184,352

Germany — 3.0%
Allianz SE, Registered	81,855	19,547,636
BASF SE	183,800	10,487,722
Bayer AG, Registered	197,215	13,489,322
Deutsche Bank AG, Registered(a)	413,825	5,211,788
Deutsche Telekom AG, Registered	676,889	12,606,464
E.ON SE	449,085	5,217,533
Mercedes-Benz Group AG	166,096	11,658,192
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	28,066	7,503,155
RWE AG	135,128	5,883,810
Siemens AG, Registered	159,756	22,120,974

		113,726,596

Japan — 3.2%
Bridgestone Corp.	120,800	4,688,945
Canon Inc.	210,550	5,131,945
Honda Motor Co. Ltd.	343,000	9,722,622
Mitsubishi UFJ Financial Group Inc.	2,516,600	15,555,451
Nissan Motor Co. Ltd.(a)	479,100	2,128,798
Panasonic Corp.	466,200	4,527,770
Seven & i Holdings Co. Ltd.	158,920	7,576,861
Sony Group Corp.	252,400	25,965,810
Toyota Motor Corp.	2,579,500	46,529,009

		121,827,211

Netherlands — 0.3%
ING Groep NV	776,841	8,110,939
Koninklijke Philips NV	176,174	5,372,195

		13,483,134

South Korea — 1.5%
Samsung Electronics Co. Ltd.	1,026,517	58,740,348

Spain — 0.7%
Banco Bilbao Vizcaya Argentaria SA	1,325,032	7,565,833
Banco Santander SA	3,453,990	11,743,310
Repsol SA	282,608	3,701,936
Telefonica SA	1,097,714	5,319,804

		28,330,883

Switzerland — 5.4%
ABB Ltd., Registered	357,053	11,583,046
Credit Suisse Group AG, Registered	498,525	3,924,445
Nestle SA, Registered	562,843	73,180,095

Security	Shares	Value

Switzerland (continued)
Novartis AG, Registered	486,749	$42,732,426
Roche Holding AG, Bearer	5,350	2,339,827
Roche Holding AG, NVS	140,474	55,580,182
Swiss Re AG	57,577	5,480,980
UBS Group AG, Registered	739,596	14,452,669

		209,273,670

United Kingdom — 6.7%
Anglo American PLC	268,420	13,947,726
AstraZeneca PLC	309,794	41,082,681
Aviva PLC	749,370	4,433,955
Barclays PLC	3,167,223	6,139,583
BP PLC	3,924,652	19,240,126
Diageo PLC	467,055	23,691,146
GlaxoSmithKline PLC	1,001,965	21,679,459
HSBC Holdings PLC	4,130,072	28,210,716
National Grid PLC	774,680	11,905,443
Prudential PLC	546,219	8,063,976
Shell PLC	1,529,875	41,931,867
Standard Chartered PLC	519,024	3,445,284
Unilever PLC	525,702	23,868,317
Vodafone Group PLC	5,362,718	8,793,700

		256,433,979

United States — 73.1%
3M Co.	114,882	17,103,632
Abbott Laboratories	353,559	41,847,243
Alphabet Inc., Class A(a)	60,134	167,253,701
Alphabet Inc., Class C, NVS(a)	55,537	155,114,286
Amazon.com Inc.(a)	87,497	285,235,845
American Tower Corp.	90,964	22,851,976
Aon PLC, Class A	42,829	13,946,407
Apple Inc.	3,099,831	541,261,491
Bristol-Myers Squibb Co.	434,860	31,757,826
Caterpillar Inc.	108,158	24,099,766
Chevron Corp.	385,430	62,759,567
Citigroup Inc.	396,770	21,187,518
Coca-Cola Co. (The)	777,279	48,191,298
Colgate-Palmolive Co.	168,850	12,803,896
DuPont de Nemours Inc.	103,156	7,590,218
Emerson Electric Co.	119,174	11,685,011
Exxon Mobil Corp.	846,478	69,910,618
Ford Motor Co.	786,460	13,299,039
General Electric Co.	219,803	20,111,975
Goldman Sachs Group Inc. (The)	67,873	22,404,877
Honeywell International Inc.	137,335	26,722,644
HP Inc.	216,038	7,842,179
Intel Corp.	814,173	40,350,414
International Business Machines Corp.	179,310	23,313,886
Johnson & Johnson	526,373	93,289,087
Johnson Controls International PLC	142,154	9,321,038
JPMorgan Chase & Co.	590,889	80,549,988
Kimberly-Clark Corp.	67,171	8,272,780
Marsh & McLennan Companies Inc.	101,129	17,234,404
McDonald’s Corp.	149,407	36,945,363
Merck & Co. Inc.	504,072	41,359,108
Microsoft Corp.	1,498,956	462,143,124
Morgan Stanley	283,138	24,746,261
Nike Inc., Class B	255,187	34,337,963
PepsiCo Inc.	276,613	46,299,484
Pfizer Inc.	1,122,261	58,099,452

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Global 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Philip Morris International Inc.	309,978	$29,119,333
Procter & Gamble Co. (The)	479,280	73,233,984
Raytheon Technologies Corp.	297,929	29,515,826
Texas Instruments Inc.	184,658	33,881,050
Walmart Inc.	283,085	42,157,018

		2,809,150,576

Total Common Stocks — 99.5% (Cost: $2,535,641,930)		3,825,106,854

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(b)(c)	8,396,000	8,396,000

Total Short-Term Investments — 0.2% (Cost: $8,396,000)		8,396,000

Total Investments in Securities — 99.7% (Cost: $2,544,037,930)		3,833,502,854

Other Assets, Less Liabilities — 0.3%		10,106,761

Net Assets — 100.0%		$3,843,609,615

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$0	(b)	$—	$—	$—	$—	—	$14,813	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,816,000	5,580,000	(b)	—	—	—	8,396,000	8,396,000	1,334		—

					$—	$—	$8,396,000		$16,147		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Stoxx 50 Index	28	06/17/22	$1,177	$39,269
FTSE 100 Index	23	06/17/22	2,250	69,408

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2022	iShares® Global 100 ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

S&P 500 E-Mini Index	62	06/17/22	$14,045	$884,873

				$993,550

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$993,550

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$734,273

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$881,588

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,797,392

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,813,585,888	$1,011,520,966	$—	$3,825,106,854
Money Market Funds	8,396,000	—	—	8,396,000

	$2,821,981,888	$1,011,520,966	$—	$3,833,502,854

Derivative financial instruments(a)
Assets
Futures Contracts	$884,873	$108,677	$—	$993,550

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Global Infrastructure ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.7%
Atlas Arteria Ltd.	13,164,141	$64,068,300
Qube Holdings Ltd.	26,358,000	61,423,519
Transurban Group	17,035,260	172,123,405

		297,615,224

Brazil — 0.1%
Cia. de Saneamento Basico do Estado de Sao Paulo, ADR	455,088	4,473,515

Canada — 10.2%
Enbridge Inc.	3,672,730	169,072,200
Gibson Energy Inc.	289,637	5,794,362
Keyera Corp.	436,573	11,066,671
Pembina Pipeline Corp.	1,086,446	40,819,397
TC Energy Corp.	1,937,345	109,268,644
Westshore Terminals Investment Corp.	513,985	13,621,024

		349,642,298

China — 5.4%
Anhui Expressway Co. Ltd., Class H	4,128,000	4,031,404
Beijing Capital International Airport Co. Ltd., Class H(a)	22,444,000	13,047,046
CGN Power Co. Ltd., Class H(b)	13,656,000	3,573,819
China Gas Holdings Ltd.	3,257,400	4,151,825
China Longyuan Power Group Corp. Ltd., Class H	4,440,000	9,979,987
China Merchants Port Holdings Co. Ltd.	18,708,000	33,692,797
China Power International Development Ltd.	7,135,000	3,798,265
China Resources Gas Group Ltd.	1,236,000	5,202,168
China Resources Power Holdings Co. Ltd.	2,392,000	4,451,589
COSCO SHIPPING Ports Ltd.	22,754,000	17,633,102
Guangdong Investment Ltd.	3,850,000	5,245,395
Hainan Meilan International Airport Co. Ltd., Class H(a)	1,838,000	4,188,584
Jiangsu Expressway Co. Ltd., Class H	16,774,000	17,517,906
Kunlun Energy Co. Ltd.	5,320,000	4,597,732
Shenzhen Expressway Co. Ltd., Class H	9,542,000	10,027,688
Shenzhen International Holdings Ltd.	18,046,500	18,981,723
Yuexiu Transport Infrastructure Ltd.	12,862,000	8,659,665
Zhejiang Expressway Co. Ltd., Class H	19,682,000	16,532,950

		185,313,645

Denmark — 0.9%
Orsted AS(b)	254,283	31,828,961

France — 5.7%
Aeroports de Paris(a)	353,186	52,814,760
Engie SA	2,389,646	31,416,670
Gaztransport Et Technigaz SA	50,534	5,674,177
Getlink SE	5,935,425	106,894,932

		196,800,539

Germany — 3.2%
E.ON SE	3,017,872	35,062,064
Fraport AG Frankfurt Airport Services Worldwide(a)	507,717	28,144,469
Hamburger Hafen und Logistik AG	320,077	5,693,553
RWE AG	908,969	39,578,777

		108,478,863

Italy — 6.7%
Atlantia SpA(a)	6,914,520	143,770,430
Enav SpA(a)(b)	3,495,085	16,117,598
Enel SpA	10,386,129	69,345,580

		229,233,608

Security	Shares	Value

Japan — 1.8%
Iwatani Corp.	105,300	$4,437,753
Japan Airport Terminal Co. Ltd.(a)	1,278,600	58,237,360

		62,675,113

Mexico — 4.8%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	467,180	27,885,974
Grupo Aeroportuario del Pacifico SAB de CV, ADR	476,044	76,752,574
Grupo Aeroportuario del Sureste SAB de CV, ADR(c)	270,012	59,834,659

		164,473,207

Netherlands — 0.1%
Koninklijke Vopak NV	129,152	4,178,634

New Zealand — 2.6%
Auckland International Airport Ltd.(a)	16,575,944	89,686,176

Singapore — 0.7%
Hutchison Port Holdings Trust, Class U(c)	69,353,200	16,905,883
SIA Engineering Co. Ltd.(a)	3,543,900	6,667,610

		23,573,493

Spain — 7.4%
Aena SME SA(a)(b)	1,008,455	168,109,610
Iberdrola SA	7,874,516	86,068,214

		254,177,824

Switzerland — 1.4%
Flughafen Zurich AG, Registered(a)	261,291	46,898,291

United Kingdom — 2.6%
James Fisher & Sons PLC(a)	219,833	999,191
John Menzies PLC(a)	1,150,160	8,968,726
National Grid PLC	5,210,459	80,075,411

		90,043,328

United States — 37.4%
American Electric Power Co. Inc.	677,004	67,544,689
American Water Works Co. Inc.	244,022	40,392,962
Cheniere Energy Inc.	465,834	64,587,884
Consolidated Edison Inc.	475,506	45,020,908
Dominion Energy Inc.	1,088,795	92,514,911
DTE Midstream LLC(a)	191,069	10,367,404
Duke Energy Corp.	1,033,977	115,453,872
Equitrans Midstream Corp.	803,035	6,777,615
Eversource Energy	462,141	40,756,215
Exelon Corp.	1,316,635	62,711,325
Kinder Morgan Inc.	3,851,786	72,837,273
NextEra Energy Inc.	1,997,491	169,207,463
ONEOK Inc.	880,831	62,213,094
Public Service Enterprise Group Inc.	679,709	47,579,630
Sempra Energy	429,250	72,165,510
Southern Co. (The)	1,424,579	103,296,223
Targa Resources Corp.	452,274	34,133,119
WEC Energy Group Inc.	424,005	42,319,939
Williams Companies Inc. (The)	2,399,973	80,183,098
Xcel Energy Inc.	724,083	52,257,070

		1,282,320,204

Total Common Stocks — 99.7%

(Cost: $2,944,119,778)		3,421,412,923

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2022	iShares® Global Infrastructure ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Brazil — 0.1%
Cia. Energetica de Minas Gerais, Preference Shares, ADR	1,494,602	$4,812,619

Total Preferred Stocks — 0.1% (Cost: $3,205,563)		4,812,619

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(d)(e)(f)	1,941,066	1,940,677
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(d)(e)	6,110,000	6,110,000

		8,050,677

Total Short-Term Investments — 0.2% (Cost: $8,049,614)		8,050,677

Total Investments in Securities — 100.0% (Cost: $2,955,374,955)		3,434,276,219

Other Assets, Less Liabilities — (0.0)%		(1,286,908)

Net Assets — 100.0%		$3,432,989,311

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$5,584,799	$—		$(3,642,164	)(a)	$(791)	$(1,167)	$1,940,677	1,941,066	$376,476	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,458,000	652,000	(a)	—		—	—	6,110,000	6,110,000	968		—

						$(791)	$(1,167)	$8,050,677		$377,444		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	20	04/14/22	$ 1,852	$13,471
S&P/TSX 60 Index	21	06/16/22	4,425	39,112
SPI 200 Index	13	06/16/22	1,811	64,842

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Global Infrastructure ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Dow Jones U.S. Real Estate Index	45	06/17/22	$1,888	$57,740

				$175,165

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$175,165

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$2,060,312

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$168,256

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,052,718

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,818,441,365	$1,602,971,558	$—	$3,421,412,923
Preferred Stocks	4,812,619	—	—	4,812,619
Money Market Funds	8,050,677	—	—	8,050,677

	$1,831,304,661	$1,602,971,558	$—	$3,434,276,219

Derivative financial instruments(a)
Assets
Futures Contracts	$96,852	$78,313	$—	$175,165

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments March 31, 2022	iShares® Global Timber & Forestry ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 7.7%
Klabin SA	2,419,962	$12,259,792
Suzano SA	1,038,348	12,027,786

		24,287,578

Canada — 14.3%
Canfor Corp.(a)	378,094	7,790,826
Interfor Corp.	376,866	10,481,647
West Fraser Timber Co. Ltd.	285,162	23,462,595
Western Forest Products Inc.	2,037,764	3,276,332

		45,011,400

Finland — 9.8%
Metsa Board OYJ, Class B	550,050	5,569,009
Stora Enso OYJ, Class R	661,252	12,972,057
UPM-Kymmene OYJ	377,637	12,331,732

		30,872,798

Ireland — 3.9%
Smurfit Kappa Group PLC	275,008	12,215,124

Japan — 8.9%
Daio Paper Corp.	392,800	5,073,875
Oji Holdings Corp.	2,560,900	12,705,087
Sumitomo Forestry Co. Ltd.	586,100	10,327,309

		28,106,271

South Africa — 2.2%
Sappi Ltd.(a)	1,757,086	6,841,964

Sweden — 15.3%
BillerudKorsnas AB	567,846	8,414,889
Holmen AB, Class B	244,514	13,648,405
Svenska Cellulosa AB SCA, Class B	1,346,072	26,137,588

		48,200,882

Security	Shares	Value

United Kingdom — 3.8%
Mondi PLC	626,407	$12,175,991

United States — 33.6%
CatchMark Timber Trust Inc., Class A	303,010	2,484,682
International Paper Co.	285,703	13,185,193
PotlatchDeltic Corp.	428,062	22,571,709
Rayonier Inc.	628,396	25,839,644
Sylvamo Corp.(a)	109,346	3,639,035
Westrock Co.	272,124	12,797,992
Weyerhaeuser Co.	674,456	25,561,882

		106,080,137

Total Common Stocks — 99.5%
(Cost: $297,553,964)		313,792,145

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(b)(c)	470,000	470,000

Total Short-Term Investments — 0.1% (Cost: $470,000)		470,000

Total Investments in Securities — 99.6% (Cost: $298,023,964)		314,262,145

Other Assets, Less Liabilities — 0.4%		1,191,423

Net Assets — 100.0%		$315,453,568

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$1	(b)	$—		$(1)	$—	$—	—	$1,153	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	530,000	—		(60,000	)(b)	—	—	470,000	470,000	55		—

						$(1)	$—	$470,000		$1,208		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Global Timber & Forestry ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	10	06/17/22	$2,265	$51,530

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$51,530

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$269,234

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$38,089

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,983,601

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$182,221,079	$131,571,066	$—	$313,792,145
Money Market Funds	470,000	—	—	470,000

	$182,691,079	$131,571,066	$—	$314,262,145

Derivative financial instruments(a)
Assets
Futures Contracts	$51,530	$—	$—	$51,530

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Statements of Assets and Liabilities

March 31, 2022

	iShares Global 100 ETF	iShares Global Infrastructure ETF	iShares Global Timber & Forestry ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$3,825,106,854	$3,426,225,542	$313,792,145
Affiliated(c)	8,396,000	8,050,677	470,000
Cash	7,110	9,097	5,895
Foreign currency, at value(d)	2,629,950	7,576,422	472,757
Cash pledged:
Futures contracts	752,000	182,000	110,000
Foreign currency collateral pledged:
Futures contracts(e)	282,990	998,649	—
Receivables:
Investments sold	—	151,637,237	16,431,213
Securities lending income — Affiliated	—	749	—
Dividends	6,572,805	4,139,839	1,118,764
Tax reclaims	1,451,132	226,794	421,996

Total assets	3,845,198,841	3,599,047,006	332,822,770

LIABILITIES
Collateral on securities loaned, at value	—	1,934,723	—
Payables:
Investments purchased	—	162,846,222	17,205,092
Variation margin on futures contracts	243,217	139,451	29,423
Investment advisory fees	1,276,224	1,137,299	107,386
Professional fees	36,095	—	27,193
IRS compliance fee for foreign withholding tax claims	33,690	—	108

Total liabilities	1,589,226	166,057,695	17,369,202

NET ASSETS	$3,843,609,615	$3,432,989,311	$315,453,568

NET ASSETS CONSIST OF:
Paid-in capital	$2,692,966,380	$3,255,815,135	$310,635,823
Accumulated earnings	1,150,643,235	177,174,176	4,817,745

NET ASSETS	$3,843,609,615	$3,432,989,311	$315,453,568

Shares outstanding	50,600,000	67,600,000	3,540,000

Net asset value	$75.96	$50.78	$89.11

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$—	$345,124	$—
(b) Investments, at cost — Unaffiliated	$2,535,641,930	$2,947,325,341	$297,553,964
(c) Investments, at cost — Affiliated	$8,396,000	$8,049,614	$470,000
(d) Foreign currency, at cost	$2,625,797	$7,470,702	$471,274
(e) Foreign currency collateral pledged, at cost	$290,800	$1,011,334	$—

See notes to financial statements.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2022

	iShares Global 100 ETF	iShares Global Infrastructure ETF	iShares Global Timber & Forestry ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$74,226,639	$88,342,854	$7,534,287
Dividends — Affiliated	1,334	1,945	55
Securities lending income — Affiliated — net	14,813	375,499	1,153
Other income — Unaffiliated	1,958	—	5,093
Foreign taxes withheld	(4,410,102)	(5,683,840)	(480,758)
Foreign withholding tax claims	136,709	—	275,723
IRS Compliance fee for foreign withholding tax claims	(23,050)	—	(108)

Total investment income	69,948,301	83,036,458	7,335,445

EXPENSES
Investment advisory fees	14,118,970	12,708,539	1,348,420
Commitment fees	1,470	5,178	1,880
Professional fees	47,391	217	28,299

Total expenses	14,167,831	12,713,934	1,378,599

Net investment income	55,780,470	70,322,524	5,956,846

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(12,859,829)	31,677,803	3,509,321
Investments — Affiliated	—	(791)	(1)
In-kind redemptions — Unaffiliated	129,075,365	68,578,399	37,382,306
Futures contracts	734,273	2,060,312	269,234
Foreign currency transactions	(133,806)	(185,797)	(58,674)

Net realized gain	116,816,003	102,129,926	41,102,186

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	345,069,624	293,086,004	(34,759,366)
Investments — Affiliated	—	(1,167)	—
Futures contracts	881,588	168,256	38,089
Foreign currency translations	(51,228)	(358,590)	31,865

Net change in unrealized appreciation (depreciation)	345,899,984	292,894,503	(34,689,412)

Net realized and unrealized gain	462,715,987	395,024,429	6,412,774

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$518,496,457	$465,346,953	$12,369,620

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Changes in Net Assets

	iShares Global 100 ETF		iShares Global Infrastructure ETF
	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$55,780,470	$43,191,067	$70,322,524	$78,913,924
Net realized gain (loss)	116,816,003	102,579,128	102,129,926	(62,569,876)
Net change in unrealized appreciation (depreciation)	345,899,984	815,086,813	292,894,503	916,470,827

Net increase in net assets resulting from operations	518,496,457	960,857,008	465,346,953	932,814,875

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(56,448,560)	(40,952,429)	(76,469,201)	(76,623,860)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	408,496,678	197,592,141	(19,508,370)	(534,217,723)

NET ASSETS
Total increase in net assets	870,544,575	1,117,496,720	369,369,382	321,973,292
Beginning of year	2,973,065,040	1,855,568,320	3,063,619,929	2,741,646,637

End of year	$3,843,609,615	$2,973,065,040	$3,432,989,311	$3,063,619,929

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Global Timber & Forestry ETF
	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,956,846	$2,792,041
Net realized gain (loss)	41,102,186	(6,301,390)
Net change in unrealized appreciation (depreciation)	(34,689,412)	136,206,632

Net increase in net assets resulting from operations	12,369,620	132,697,283

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,841,317)	(2,647,161)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(24,124,346)	28,821,616

NET ASSETS
Total increase (decrease) in net assets	(16,596,043)	158,871,738
Beginning of year	332,049,611	173,177,873

End of year	$315,453,568	$332,049,611

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Financial Highlights

(For a share outstanding throughout each period)

	iShares Global 100 ETF
	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19 (a)	Year Ended 03/31/18 (a)

Net asset value, beginning of year	$65.92	$44.71	$47.57	$45.54	$40.90

Net investment income(b)	1.16	0.99	1.06	1.14	1.02
Net realized and unrealized gain (loss)(c)	10.08	21.16	(2.83)	1.97	4.65

Net increase (decrease) from investment operations	11.24	22.15	(1.77)	3.11	5.67

Distributions(d)
From net investment income	(1.20)	(0.94)	(1.09)	(1.08)	(1.03)

Total distributions	(1.20)	(0.94)	(1.09)	(1.08)	(1.03)

Net asset value, end of year	$75.96	$65.92	$44.71	$47.57	$45.54

Total Return(e)
Based on net asset value	17.11%	49.88%	(3.91)%	7.00%	13.97%

Ratios to Average Net Assets(f)
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%

Total expenses excluding professional fees for foreign withholding tax claims	0.40%	N/A	0.40%	N/A	N/A

Net investment income	1.58%	1.71%	2.11%	2.46%	2.30%

Supplemental Data
Net assets, end of year (000)	$3,843,610	$2,973,065	$1,855,568	$2,031,281	$1,780,507

Portfolio turnover rate(g)	2%	3%	5%	9%	8%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on May 1, 2018.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Infrastructure ETF
	Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$45.05	$33.89		$44.78	$42.73	$42.18

Net investment income(a)	1.04	1.04		1.54	1.34	1.44
Net realized and unrealized gain (loss)(b)	5.84	11.14		(10.86)	2.10	0.45

Net increase (decrease) from investment operations	6.88	12.18		(9.32)	3.44	1.89

Distributions(c)
From net investment income	(1.15)	(1.02)		(1.57)	(1.39)	(1.34)

Total distributions	(1.15)	(1.02)		(1.57)	(1.39)	(1.34)

Net asset value, end of year	$50.78	$45.05		$33.89	$44.78	$42.73

Total Return(d)
Based on net asset value	15.54%	36.27	%(e)	(21.75)%	8.40%	4.37%

Ratios to Average Net Assets(f)
Total expenses	0.40%	0.43%		0.46%	0.46%	0.47%

Net investment income	2.23%	2.57%		3.38%	3.15%	3.24%

Supplemental Data
Net assets, end of year (000)	$3,432,989	$3,063,620		$2,741,647	$2,825,830	$2,503,687

Portfolio turnover rate(g)	16%	25%		9%	19%	11%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Timber & Forestry ETF
	Year Ended 03/31/22		Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$85.14		$48.10	$63.82	$78.11	$57.39

Net investment income(a)	1.58	(b)	0.78	0.79	1.57	0.82
Net realized and unrealized gain (loss)(c)	3.53		37.04	(15.27)	(14.25)	20.75

Net increase (decrease) from investment operations	5.11		37.82	(14.48)	(12.68)	21.57

Distributions(d)
From net investment income	(1.14)		(0.78)	(1.24)	(1.61)	(0.85)

Total distributions	(1.14)		(0.78)	(1.24)	(1.61)	(0.85)

Net asset value, end of year	$89.11		$85.14	$48.10	$63.82	$78.11

Total Return(e)
Based on net asset value	6.04	%(b)	79.23%	(23.04)%	(16.22)%	37.92%

Ratios to Average Net Assets(f)
Total expenses	0.41%		0.43%	0.46%	0.46%	0.47%

Total expenses excluding professional fees for foreign withholding tax claims	0.40%		N/A	N/A	0.46%	N/A

Net investment income	1.78	%(b)	1.15%	1.30%	2.17%	1.21%

Supplemental Data
Net assets, end of year (000)	$315,454		$332,050	$173,178	$279,553	$440,542

Portfolio turnover rate(g)	18%		14%	10%	18%	31%

(a)	Based on average shares outstanding.

(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2022:

• Net investment income per share by $0.07.

• Total return by 0.09%.

• Ratio of net investment income to average net assets by 0.07%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Global 100	Diversified
Global Infrastructure	Diversified
Global Timber & Forestry	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Global Infrastructure
Citigroup Global Markets, Inc.	$288,080	$288,080		$—	$—
HSBC Bank PLC	57,044	57,044		—	—

	$345,124	$345,124		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Global 100 ETF, BFA is entitled to an annual investment advisory fee of 0.40%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to each of the iShares Global Infrastructure and iShares Global Timber & Forestry ETFs, BFA is entitled to annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $10 billion	0.4800%
Over $10 billion, up to and including $20 billion	0.4300
Over $20 billion, up to and including $30 billion	0.3800
Over $30 billion, up to and including $40 billion	0.3420
Over $40 billion	0.3078

Prior to July 14, 2021, for its investment advisory services to each of the iShares Global Infrastructure and iShares Global Timber & Forestry ETFs, BFA was entitled to annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $10 billion	0.480%
Over $10 billion, up to and including $20 billion	0.430
Over $20 billion, up to and including $30 billion	0.380
Over $30 billion	0.342

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the iShares Global 100 ETF (the “Group 1 Fund”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, the iShares Global Infrastructure ETF and iShares Global Timber & Forestry ETF (the “Group 2 Fund”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Prior to January 1, 2022, the Group 1 Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended March 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Global 100	$4,049
Global Infrastructure	91,794
Global Timber & Forestry	493

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Global 100	$12,461,887	$2,801,840	$(834,699)
Global Infrastructure	28,851,595	6,374,181	(503,910)
Global Timber & Forestry	4,061,545	224,733	(29,959)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Global 100	$121,781,714	$73,931,168
Global Infrastructure	618,541,702	493,465,484
Global Timber & Forestry	60,511,015	60,125,200

For the year ended March 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Global 100	$570,803,911	$212,006,853
Global Infrastructure	206,708,260	279,124,658
Global Timber & Forestry	119,017,903	137,848,023

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
Global 100	$128,000,549	$(128,000,549)
Global Infrastructure	55,246,336	(55,246,336)
Global Timber & Forestry	36,094,783	(36,094,783)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/22	Year Ended 03/31/21
Global 100
Ordinary income	$56,448,560	$40,952,429

Global Infrastructure
Ordinary income	$76,469,201	$76,623,860

Global Timber & Forestry
Ordinary income	$4,841,317	$2,647,161

As of March 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
Global 100	$17,773,529	$(114,796,914)	$1,247,666,620		$1,150,643,235
Global Infrastructure	7,975,162	(279,792,184)	448,991,198		177,174,176
Global Timber & Forestry	1,261,095	(11,070,882)	14,627,532		4,817,745

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and characterization of corporate actions.

For the year ended March 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
Global Infrastructure	$36,718,485
Global Timber & Forestry	3,987,315

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global 100	$2,585,786,283	$1,435,165,553	$(187,448,982)	$1,247,716,571
Global Infrastructure	2,985,037,670	585,823,057	(136,467,083)	449,355,974
Global Timber & Forestry	299,661,232	34,833,531	(20,232,618)	14,600,913

9.	LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds:

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

$300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended March 31, 2022, the Funds did not borrow under the Credit Agreement or Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (continued)

the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/22		Year Ended 03/31/21
iShares ETF	Shares	Amount	Shares	Amount

Global 100
Shares sold	8,550,000	$627,959,649	7,400,000	$411,867,144
Shares redeemed	(3,050,000)	(219,462,971)	(3,800,000)	(214,275,003)

Net increase	5,500,000	$408,496,678	3,600,000	$197,592,141

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

	Year Ended 03/31/22		Year Ended 03/31/21
iShares ETF	Shares	Amount	Shares	Amount

Global Infrastructure
Shares sold	5,600,000	$265,747,265	3,300,000	$125,731,306
Shares redeemed	(6,000,000)	(285,255,635)	(16,200,000)	(659,949,029)

Net decrease	(400,000)	$(19,508,370)	(12,900,000)	$(534,217,723)

Global Timber & Forestry
Shares sold	1,380,000	$129,168,563	1,020,000	$70,906,482
Shares redeemed	(1,740,000)	(153,292,909)	(720,000)	(42,084,866)

Net increase (decrease)	(360,000)	$(24,124,346)	300,000	$28,821,616

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares Global 100 ETF and iShares Global Timber & Forestry ETF have filed claims to recover taxes withheld by Sweden on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded a receivable for all recoverable taxes withheld by Sweden based upon determinations made by Swedish tax authorities. Professional and other fees associated with the filing of tax claims in Sweden that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds. The Funds continue to evaluate developments in Sweden, for potential impacts to the receivables and associated professional fees payable. Swedish tax claims receivable and related liabilities are disclosed in the Statements of Assets and Liabilities. Collection of this receivable, and any subsequent payment of associated liabilities, depends upon determinations made by Swedish tax authorities.

The iShares Global 100 ETF is expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statement of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Global 100 ETF, iShares Global Infrastructure ETF and iShares Global Timber &

Forestry ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Global 100 ETF, iShares Global Infrastructure ETF and iShares Global Timber & Forestry ETF (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Dividend Income
Global 100	$ 77,000,091
Global Infrastructure	88,038,120
Global Timber & Forestry	6,034,080

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended March 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Global Infrastructure	$61,901,265	$ 5,577,546
Global Timber & Forestry	5,758,002	172,307

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Global 100	58.79%
Global Infrastructure	44.16%
Global Timber & Forestry	12.42%

I M P O R T A N T T A X I N F O R M A T I O N	37

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Global 100 ETF, iShares Global Infrastructure ETF and iShares Global Timber & Forestry ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Global 100(a)	$1.191091	$—	$0.005075	$1.196166	100%	—%	0	%(b)	100%
Global Infrastructure(a)	1.104536	—	0.046910	1.151446	96	—	4		100
Global Timber & Forestry(a)	0.991504	—	0.146704	1.138208	87	—	13		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	39

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of March 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2006; iShares U.S. ETF Trust, since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (45)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	41

Trustee and Officer Information  (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

James Mauro (51)	Executive Vice President (since 2021).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	43

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com  |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-303-0322

MARCH 31, 2022

2022 Annual Report

iShares Trust

•   iShares Global Comm Services ETF | IXP | NYSE Arca

•   iShares Global Consumer Discretionary ETF | RXI | NYSE Arca

•   iShares Global Consumer Staples ETF | KXI | NYSE Arca

•   iShares Global Energy ETF | IXC | NYSE Arca

•   iShares Global Financials ETF | IXG | NYSE Arca

•   iShares Global Healthcare ETF | IXJ | NYSE Arca

•   iShares Global Industrials ETF | EXI | NYSE Arca

•   iShares Global Materials ETF | MXI | NYSE Arca

•   iShares Global Tech ETF | IXN | NYSE Arca

•   iShares Global Utilities ETF | JXI | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. The corporate bond market also faced inflationary headwinds, although the improving economy assuaged credit concerns and high-yield corporate bonds consequently declined less than investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. Sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	5.92%	15.65%

U.S. small cap equities (Russell 2000® Index)	(5.55)	(5.79)

International equities (MSCI Europe, Australasia, Far East Index)	(3.38)	1.16

Emerging market equities (MSCI Emerging Markets Index)	(8.20)	(11.37)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.04)	(3.31)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(5.92)	(4.15)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.55)	(4.47)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.16)	(0.66)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended March 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.28% in U.S. dollar terms for the reporting period.

Stocks were supported by economic recovery in most regions of the world, even as significant challenges emerged. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the pandemic, as mitigation and adaptation allowed most activity to continue. Nonetheless, two highly contagious COVID-19 variants appeared during the reporting period, causing sharp increases in cases in many countries and in some instances leading to new restrictions, which acted as a drag on growth. Inflation was high in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine late in the reporting period presented a further challenge to the global economy, disrupting markets in important commodities such as oil, natural gas, and wheat.

The U.S. economy grew robustly, powered primarily by consumers, who were supported by strong household balance sheets. Prior to the beginning of the reporting period, fiscal stimulus and business closures led to record-high personal savings rates. This allowed consumers to spend at an elevated level throughout much of the reporting period, as pent-up demand was released. The ensuing acceleration in economic activity allowed the U.S. to reach and then surpass its pre-pandemic output level. Hiring increased as businesses restored capacity. Consequently, unemployment decreased substantially, falling to 3.6% in March 2022.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates, and indicated that further increases could be necessary.

Stocks in Europe posted modest gains, helped by a steadily growing economy and increasing vaccinations. However, inflation increased significantly, and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many other European countries, and new sanctions imposed limits on some types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) maintained ultra-low interest rates but started to wind down its bond buying programs.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly. Chinese stocks endured substantial declines, driving much of the negative performance in the region. Regulatory interventions by the Chinese government weighed on equity markets, particularly in the information technology sector. While China’s economy continued to expand at a solid pace, COVID-19 cases rose sharply late in the reporting period and analysts became concerned that the subsequent lockdowns would constrain growth.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Global Comm Services ETF

Investment Objective

The iShares Global Comm Services ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the communication services sector, as represented by the S&P Global 1200 Communication Services 4.5/22.5/45 Capped IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(6.03)%	7.12%	6.96%	(6.03)%	41.03%	95.93%
Fund Market	(6.37)	7.10	6.92	(6.37)	40.94	95.27
Index	(5.40)	7.36	6.99	(5.40)	42.63	96.57

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Index performance through June 23, 2019 reflects the performance of the S&P Global 1200 Communication Services Sector IndexTM. Index performance beginning on June 24, 2019 reflects the performance of S&P Global 1200 Communication Services 4.5/22.5/45 Capped IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 887.00	$ 2.12		$ 1,000.00	$ 1,022.70	$ 2.27		0.45%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2022 (continued)	iShares® Global Comm Services ETF

Portfolio Management Commentary

Global communication services stocks declined markedly during the reporting period amid investor concerns surrounding the effects of government regulatory policies and expectations of tighter monetary policy by central banks. Revenues were negatively impacted by users spending less time on social media platforms, and expenditures on advertising declined amid supply chain disruptions and rising inflation. Investors grew concerned that changes to corporate policies designed to increase user privacy would make targeted advertising more difficult, ultimately reducing sales. Increased competition in the streaming video market led to reduced revenues, weighing on global communication services stocks.

Chinese communication services stocks, which represented 56% of the Index on average during the reporting period, detracted the most from the Index’s return. The media and entertainment industry led the decline amid investor concern surrounding the impact of new regulations designed to address data security and anticompetitive practices on large technology companies. The Chinese government announced a limit to the amount of time that those under 18 years of age were permitted to play video games, weighing heavily on interactive media and services stocks. A resurgence of COVID-19 infections, disruptions from the war in Ukraine, and the possibility of a large fine due to money laundering toward the end of the reporting period further pressured the industry.

Stocks in the U.S. also detracted from the Index’s return, primarily in the diversified telecommunication services industry. Despite broad inflationary trends, strong competition in the market for mobile data plans led to lower prices, reducing user-generated revenues. Investors also grew concerned about the trajectory for customer growth in the industry. Furthermore, regulatory warnings surrounding the possible effects of 5G technology on aviation led to 5G rollout delays.

On the upside, Canadian telecommunication services companies contributed modestly to the Index’s performance. Revenues rose due to an increase in subscriptions for communications services and heightened investor optimism as the industry upgraded to fiber optic technology and continued the rollout of 5G cellular service.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Interactive Media & Services	46.3%
Diversified Telecommunication Services	19.2
Entertainment	15.7
Media	11.0
Wireless Telecommunication Services	7.8

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	67.2%
China	8.4
Japan	7.5
Canada	3.0
United Kingdom	3.0
South Korea	1.7
Germany	1.6
Spain	1.4
France	1.3
Netherlands	1.2

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Global Consumer Discretionary ETF

Investment Objective

The iShares Global Consumer Discretionary ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the consumer discretionary sector, as represented by the S&P Global 1200 Consumer Discretionary (Sector) Capped IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(3.13)%	11.42%	11.76%	(3.13)%	71.72%	204.13%
Fund Market	(3.23)	11.47	11.75	(3.23)	72.08	203.71
Index	(2.26)	11.70	11.84	(2.26)	73.91	206.14

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Index performance through September 22, 2019 reflects the performance of the S&P Global 1200 Consumer Discretionary Sector IndexTM. Index performance beginning on September 23, 2019 reflects the performance of the S&P Global 1200 Consumer Discretionary (Sector) Capped IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 953.50	$ 1.95		$ 1,000.00	$ 1,022.90	$ 2.02		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2022 (continued)	iShares® Global Consumer Discretionary ETF

Portfolio Management Commentary

Global consumer discretionary stocks declined during the reporting period, led by China, which represented approximately 8% of the Index on average for the reporting period. The country experienced its worst Covid-19 outbreak since the beginning of the coronavirus pandemic. Stocks of Chinese internet and direct marketing companies detracted the most. The nation’s largest online retailer substantially lowered its sales outlook amid expectations for its slowest growth in almost a decade. Sweeping regulatory interventions by the Chinese government weighed heavily on Chinese internet and direct marketing stocks. Online consumer spending on physical goods in China grew at the slowest pace in six years, and overall retail consumption remained subdued as the broader economy continued to operate under strict public health regulations, including lockdowns in coronavirus hot spots.

Stocks in Germany also detracted from the Index’s return, declining late in the reporting period amid Russia’s invasion of Ukraine. Supply chain difficulties weighed on the country’s largest automobile manufacturer, which relies in part on components produced in Ukraine. A German food delivery company also detracted from the Index’s performance, as investors throughout Europe spent significantly less on online food delivery. In addition, the country’s leading shoe company faced a Chinese boycott of certain Western brands and a pandemic-related closure of key factories in Vietnam.

Conversely, stocks in the U.S., representing about 55% of the Index on average for the reporting period, contributed to the Index’s return. In particular, the world’s largest electric car manufacturer advanced significantly as deliveries to dealerships from its plants repeatedly exceeded expectations, boosting the company to the first profitable fiscal year in its history. Overall, U.S. sales of all-electric and hybrid electric vehicles increased by 97% in 2021 compared with the prior year, while light-duty vehicle sales increased just 3%. Most automobile executives expect electric vehicle sales to account for more than half of all U.S. car sales by 2030.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Retailing	37.6%
Automobiles & Components	27.4
Consumer Durables & Apparel	19.1
Consumer Services	15.9

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	59.6%
Japan	12.3
China	6.7
France	6.6
Germany	3.8
United Kingdom	2.7
Netherlands	1.5
Switzerland	1.3
Australia	1.2
Canada	1.2

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Global Consumer Staples ETF

Investment Objective

The iShares Global Consumer Staples ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the consumer staples sector, as represented by the S&P Global 1200 Consumer Staples (Sector) Capped IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	9.42%	7.14%	8.32%	9.42%	41.18%	122.41%
Fund Market	9.42	7.13	8.33	9.42	41.11	122.62
Index	9.62	7.13	8.29	9.62	41.09	121.74

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Index performance through June 23, 2019 reflects the performance of the S&P Global 1200 Consumer Staples Sector IndexTM. Index performance beginning on June 24, 2019 reflects the performance of the S&P Global 1200 Consumer Staples (Sector) Capped IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,051.40	$ 2.05		$ 1,000.00	$ 1,022.90	$ 2.02		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2022 (continued)	iShares® Global Consumer Staples ETF

Portfolio Management Commentary

Global consumer staples stocks advanced for the reporting period, led by large U.S. consumer staples companies amid gains in broader global equity markets. As coronavirus pandemic restrictions slowly but steadily eased in most parts of the world, consumer staples manufacturers and the stores they supply benefited from higher demand for an array of basic consumer goods. As inflation in the U.S. reached its highest level since the early 1980s, producers and manufacturers throughout the sector experienced rising prices for raw materials amid related inventory shortfalls and supply-chain disruptions. Nevertheless, they generally managed to protect their profit margins by passing along the majority of the cost increases to consumers.

U.S. equities, which represented approximately 54% of the Index on average for the reporting period, contributed the most to the Index’s return. U.S. soft drink companies advanced considerably as their sales and profits rebounded from pandemic-weakened demand prior to the reporting period. A large agricultural product conglomerate also advanced amid price increases for grain, meat, sugar, and other food commodities, as high input costs and volatile weather conditions weighed on production. Meanwhile, food product companies and the hypermarkets and supercenters they supply benefited from a steady increase in retail traffic amid loosening pandemic restrictions in many parts of the country.

Stocks in Switzerland and Canada also contributed to the Index’s performance. In Switzerland, a large food products company exceeded sales and earnings expectations as price increases offset rising input costs. In Canada, food retailers, including convenience stores, also reported higher sales and earnings amid strong sales for fresh, prepared foods and packaged beverages, in addition to healthy profit margins on fuel sales.

Conversely, Japanese and German equities detracted from the Index’s return. Japanese makers of personal products detracted from the Index’s performance as Japanese stocks stayed essentially flat, and the population in their primary domestic market continued to shrink. Similarly, German household products companies detracted as supply chain problems led to downgraded earnings expectations.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Packaged Foods & Meats	22.1%
Household Products	15.9
Hypermarkets & Super Centers	11.3
Tobacco	10.4
Soft Drinks	10.4
Personal Products	8.9
Food Retail	7.7
Distillers & Vintners	5.9
Brewers	4.0
Agricultural Products	1.4
Food Distributors	1.1
Drug Retail	0.9

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	55.1%
United Kingdom	12.5
Switzerland	9.8
Japan	5.7
France	5.1
Canada	2.1
Australia	1.7
Netherlands	1.7
Belgium	1.4
Germany	1.0

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Global Energy ETF

Investment Objective

The iShares Global Energy ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the energy sector, as represented by the S&P Global 1200 Energy Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	52.61%	6.30%	2.73%	52.61%	35.70%	30.85%
Fund Market	52.63	6.29	2.71	52.63	35.65	30.64
Index	52.42	5.92	2.49	52.42	33.34	27.92

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,379.90	$ 2.37		$ 1,000.00	$ 1,022.90	$ 2.02		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

11

Fund Summary as of March 31, 2022 (continued)	iShares® Global Energy ETF

Portfolio Management Commentary

Global energy stocks advanced sharply during the reporting period, as oil prices soared on renewed demand and fears of supply constraints following Russia’s invasion of Ukraine. Oil prices began the reporting period at levels similar to those last seen prior to the beginning of the coronavirus pandemic, having recovered from a sharp decrease as the virus first began to spread. Oil prices rallied as vaccinations against COVID-19 rolled out and the global economy recovered. Prices continued to climb throughout 2021 as pandemic-related restrictions eased, travel increased, and oil stockpiles dropped. Members of OPEC and other oil-producing countries gradually increased oil supply throughout 2021, but demand outstripped supply, sending prices higher. U.S. oil producers, which curtailed output in 2020 when prices slid, were slow to renew production in 2021 when economic activity and demand rebounded. Oil prices briefly faltered when the emergence of new coronavirus variants raised fears of renewed shutdowns and weakened global economic demand.

Oil prices resumed their upward climb in the beginning of 2022, however, and by early March hit their highest levels in 14 years after the U.S. and its European allies began to consider banning oil imports from Russia following the invasion of Ukraine. Russia is the world’s top exporter of oil and oil products.

Oil, gas, and consumable fuels stocks in the U.S., Canada, and the U.K. contributed the most to the Index’s return, as stock prices in the energy sector hit their highest levels in years following the rally in oil prices. In a marked turnaround from 2020, leading energy companies posted stronger earnings and, flush with excess cash, rewarded shareholders by buying back their own stock and raising dividends. The higher oil prices and free cash flow led some companies to expand plans to invest in new oil production over future years although most continued to maintain current output plans. Some companies also set new environmental targets including fewer greenhouse gas emissions and a reduction in freshwater usage in oil extraction operations.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Integrated Oil & Gas	55.6%
Oil & Gas Exploration & Production	21.1
Oil & Gas Storage & Transportation	11.1
Oil & Gas Refining & Marketing	6.8
Oil & Gas Equipment & Services	5.0
Coal & Consumable Fuels	0.4

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	59.1%
Canada	13.2
United Kingdom	12.2
France	4.9
Brazil	2.4
Australia	1.8
Norway	1.6
Italy	1.5
Japan	1.0
Finland	0.8

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Global Financials ETF

Investment Objective

The iShares Global Financials ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the financials sector, as represented by the S&P Global 1200 Financials Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	10.48%	8.15%	9.17%	10.48%	47.97%	140.48%
Fund Market	10.12	8.09	9.10	10.12	47.56	138.85
Index	10.92	8.27	9.27	10.92	48.78	142.64

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,030.20	$ 2.02		$ 1,000.00	$ 1,022.90	$ 2.02		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2022 (continued)	iShares® Global Financials ETF

Portfolio Management Commentary

Global financials stocks advanced for the reporting period. Companies in the financials sector benefited from growing economic optimism, along with an improving job market and increased stock market activity, which helped raise revenues. Anticipation of interest rate increases, which benefit depositary institutions and lenders, supported financials stocks later in the year, amid renewed concerns over inflation.

Financials stocks in the U.S., which constituted approximately 52% of the Index on average during the reporting period, were the leading contributor to the Index’s return. Diversified financials companies led the advance, benefiting from exposure to a variety of industries that saw significant post-pandemic recoveries, including railroads and homebuilding and information technology firms. A loosening of global travel restrictions drove a substantial rise in consumer spending via credit cards, which helped increase revenues.

The insurance industry also advanced. Companies specializing in property and casualty insurance were able to maintain rate increases and attract new customers. This growth helped offset the impacts of a return to pre-pandemic transportation habits and financial losses from catastrophes, which negatively affected revenues. Insurance brokers benefited from strong and consistent organic growth across multiple specialties, namely commercially focused products and policies for other insurers.

The U.S. banking industry also contributed to the Index’s return as trading and investment banking activity surged through much of the reporting period. However, increased operating costs and limited revenue growth challenged profits late in the reporting period. Consistent loan repayments from consumers and businesses enabled banks to release billions of dollars in loan default reserves, improving revenues further.

Stocks in the Canadian banking sector advanced for the reporting period. Rising confidence in the economy helped boost commercial and retail lending activity. Canadian banks also benefited from the U.S. economic recovery, as institutions with American retail operations reported notable growth in those business units.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Banks	45.5%
Insurance	22.0
Capital Markets	20.6
Diversified Financial Services	9.2
Consumer Finance	2.7
Equity Real Estate Investment Trusts (REITs)	0.0(b)

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	51.9%
Canada	9.1
United Kingdom	5.4
Australia	5.3
Japan	4.1
Switzerland	3.2
China	2.7
Germany	2.6
Hong Kong	2.2
France	2.1

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Global Healthcare ETF

Investment Objective

The iShares Global Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the healthcare sector, as represented by the S&P Global 1200 Health Care Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	14.94%	12.91%	13.25%	14.94%	83.50%	246.95%
Fund Market	15.07	12.96	13.27	15.07	83.93	247.77
Index	15.23	13.02	13.34	15.23	84.45	249.85

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,050.20	$ 2.04		$ 1,000.00	$ 1,022.90	$ 2.02		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2022 (continued)	iShares® Global Healthcare ETF

Portfolio Management Commentary

Global healthcare stocks advanced strongly during the reporting period. New variants of the coronavirus drove substantial demand for vaccines and treatments, to the benefit of manufacturers and distributors alike.

U.S. healthcare stocks, which comprised, on average, 70% of the index during the reporting period, contributed the most to the Index’s return. Within the U.S. healthcare providers and services industry, managed healthcare companies showed notable revenue growth through higher premiums and an increase in insurance memberships, primarily through programs tied to government benefits. Surges in infection rates linked to new coronavirus variants led to a drop-off in preventive and elective medical procedures, reducing costs and offsetting the fiscal impact of increased COVID-19 care and testing. The healthcare services industry also benefited as pharmacies received a substantial boost in sales from serving as distribution sites for coronavirus vaccines and tests.

U.S. companies specializing in healthcare equipment also reported substantial increases in revenue, namely through the provision of products essential to the manufacturing of tests and vaccines. These companies accounted for a large portion of the market share for coronavirus-related bioprocessing activity. They also benefited from high growth across multiple business lines, while making select acquisitions to expand into new fields.

The U.S. pharmaceuticals industry also advanced, with additional contribution to the Index’s return from Swiss and U.K. drugmakers amid strong global demand for coronavirus vaccines and treatments. U.S. vaccines drove substantial annual sales in 2021, including one vaccine that set a record for the highest single-year sales of any pharmaceutical product. In addition, strong demand for antiviral medications targeted at the coronavirus bolstered revenues. Companies that produced antibody medications also gained, though concerns about efficacy against the Omicron strain impacted sales of some drugs. The Swiss pharmaceuticals industry also benefited from demand for antiviral treatments as well as strength in development of cell-based therapies to treat various diseases. In the U.K., although vaccines added to revenues, existing product strength, acquisition activity, and favorable late-stage trial results drove industry gains. On the downside, Japanese healthcare stocks detracted modestly from performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Pharmaceuticals	40.1%
Health Care Equipment & Supplies	19.2
Health Care Providers & Services	16.6
Biotechnology	12.3
Life Sciences Tools & Services	11.2
Health Care Technology	0.6

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	71.2%
Switzerland	8.9
United Kingdom	4.5
Japan	4.3
Denmark	3.2
Germany	2.1
France	1.9
Australia	1.8
Netherlands	0.7
China	0.3

(a)	Excludes money market funds.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Global Industrials ETF

Investment Objective

The iShares Global Industrials ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the industrials sector, as represented by the S&P Global 1200 Industrials Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	1.54%	9.36%	9.87%	1.54%	56.39%	156.30%
Fund Market	1.57	9.39	9.86	1.57	56.66	156.05
Index	2.12	9.51	9.91	2.12	57.51	157.28

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 993.90	$ 2.04		$ 1,000.00	$ 1,022.90	$ 2.07		0.41%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	17

Fund Summary as of March 31, 2022 (continued)	iShares® Global Industrials ETF

Portfolio Management Commentary

Global industrials stocks advanced modestly for the reporting period as a rebound in manufacturing activity and product demand encountered headwinds from rising costs for raw materials, supply-chain issues, and staffing shortages. U.S. industrials stocks, which comprised approximately 53% of the Index on average during the reporting period, contributed the most to the Index’s performance. U.S. commercial and professional services companies grew steadily, recovering from a slowdown in demand from industrial and commercial customers who required fewer services amid pandemic-related closures. Companies such as waste haulers sustained profitability in part due to diversified revenue streams and limited competition, along with expanding business from residential customers.

U.S. transportation companies contributed meaningfully to the Index’s return. Railroad companies increased revenues through price increases and operational efficiencies, diminishing the impact of reduced carloads stemming from global supply-chain shortages. Firms specializing in air freight and logistics also raised prices to help make residential deliveries more profitable amid increased demand. The U.S. capital goods industry also contributed. Aerospace and defense companies benefited from increased demand for commercial airplane engine sales and maintenance amid an increase in air travel activity from pandemic-induced lows. The war in Ukraine further boosted defense stocks, as the U.S. sent weapons to aid Ukraine, and investors anticipated a rise in global defense budgets.

Companies in the U.K. industrials sector also contributed. The professional services industry benefited from growth across multiple business lines. A return to in-person events led to notable increases in revenue for exhibition-focused divisions.

On the downside, Japanese industrials sector stocks were the leading detractors from the Index’s performance. An acute global semiconductor shortage left companies in the machinery industry unable to meet demand. Electrical equipment makers also felt the impact of chip shortages, while increases in the costs of raw goods, such as copper, created additional headwinds.

German industrials sector stocks also weighed on performance. These conglomerates joined other major global firms in halting deliveries to and new business with Russian companies, which previously formed a small yet notable part of their annual sales.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Capital Goods	67.3%
Transportation	21.0
Commercial & Professional Services	11.7

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	52.7%
Japan	14.4
France	6.8
United Kingdom	5.0
Canada	4.0
Germany	3.6
Sweden	3.4
Switzerland	2.7
Denmark	1.7
Netherlands	1.1

(a)	Excludes money market funds.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Global Materials ETF

Investment Objective

The iShares Global Materials ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the materials sector, as represented by the S&P Global 1200 Materials Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	12.19%	12.55%	6.68%	12.19%	80.63%	90.86%
Fund Market	12.17	12.61	6.64	12.17	81.11	90.20
Index	12.74	12.77	6.86	12.74	82.34	94.07

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,128.20	$ 2.12		$ 1,000.00	$ 1,022.90	$ 2.02		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	19

Fund Summary as of March 31, 2022 (continued)	iShares® Global Materials ETF

Portfolio Management Commentary

Global materials stocks advanced during the reporting period amid growing demand for commodities as governments stimulated spending to boost the economic recovery from the coronavirus pandemic and manufacturing activity resumed. Some commodities prices surged late in the reporting period as the Russian invasion of Ukraine and sanctions imposed by Western countries disrupted trade flows.

U.S. stocks contributed the most to the Index’s return, led by the metals and mining sector, particularly copper mining and steel producing companies. Copper prices hit record highs late in the reporting period on concerns over tightening supply. The war in Ukraine added to supply constraints already pressured by weaker output from Chile, which is responsible for more than a quarter of the world’s copper production. Steel prices rallied late in the reporting period as the Russian war in Ukraine disrupted supply from both countries.

The U.S. chemicals industry, particularly fertilizer manufacturers, was another source of strength. Sanctions on Russia sent fertilizer prices to record highs, as Russia is the world’s largest supplier to the global market. Higher prices for natural gas, a key part of nitrogen-based fertilizer production, also raised fertilizer prices.

The U.K. metals and mining sector also contributed to the Index’s performance. U.K. mining companies posted record earnings from rising raw materials prices and used proceeds to reward shareholders with increased dividends and stock buybacks. Higher mining costs, driven by rising energy expenses and the tightening labor market, partly offset the gains from increased commodities prices. Higher energy costs also led some smelting operations to be discontinued.

Canadian metals and mining companies also advanced during the reporting period, including companies involved in fertilizer production and in extracting gold and copper. The war in Ukraine drove up prices for commodities including fertilizer and copper, which soared to record highs. Rising levels of inflation also added to the higher price for gold. On the downside, chemical companies in Germany and Japan detracted from the Index’s return as rising costs for energy and raw materials blunted the outlook for earnings.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Chemicals	47.2%
Metals & Mining	40.7
Containers & Packaging	5.2
Construction Materials	5.0
Paper & Forest Products	1.9

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	36.4%
Australia	17.4
Canada	8.6
Japan	6.1
United Kingdom	4.5
Switzerland	4.0
France	3.4
Brazil	3.2
Germany	3.2
Ireland	2.1

(a)	Excludes money market funds.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Global Tech ETF

Investment Objective

The iShares Global Tech ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the technology sector, as represented by the S&P Global 1200 Information Technology Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	13.89%	23.94%	18.43%	13.89%	192.49%	442.84%
Fund Market	13.84	23.98	18.45	13.84	192.89	443.47
Index	14.39	24.17	18.60	14.39	195.16	450.55

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,025.50	$ 2.02		$ 1,000.00	$ 1,022.90	$ 2.02		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	21

Fund Summary as of March 31, 2022 (continued)	iShares® Global Tech ETF

Portfolio Management Commentary

Global information technology stocks advanced sharply during the reporting period, driven primarily by large companies positioned to benefit from the increasing role that technology played in business and daily life during the pandemic. Increased time at home due to pandemic restrictions and a subsequent shift toward remote work drove strong demand for computing products for working and learning at home, as well as for home entertainment. Investor optimism grew that revenues from digital services would continue to rise as technology became more integrated into daily life. The pandemic accelerated ongoing trends of firms migrating to the cloud, bolstering demand for cloud and computing services and lifting sales of personal and commercial productivity software.

The U.S., which represented approximately 80% of the Index on average for the reporting period, was the largest contributor to the Index’s return, led by the technology hardware and equipment industry. Retail sales of computing devices increased, leading to record earnings despite ongoing supply chain challenges. Increased demand for digital services, including music and streaming video, drove rising subscription revenues, contributing to returns. New product releases, especially cell phones with enhanced features, further supplemented revenues. Strong sales of wearable technologies such as earbuds also contributed to sales growth.

U.S. software and services stocks also contributed solidly to the Index’s return. Growth in video game console sales and investor optimism about new products and services, along with industry consolidation, bolstered gains. Strength in sales of hardware, including personal computers and tablets, drove increased revenue. Volatility in the labor market increased traffic on a web-based career platform, leading to sharply higher advertising revenues.

On the downside, the South Korean technology hardware and equipment industry modestly detracted from the Index’s return. Despite rising chip prices, stocks declined due to reduced smartphone sales amid component shortages and investor concern that prices for memory chips would fall. Growth in demand for some types of consumer electronics slowed as economic reopening continued in many parts of the world.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Software	27.8%
Semiconductors & Semiconductor Equipment	25.2
Technology Hardware, Storage & Peripherals	24.8
IT Services	15.1
Electronic Equipment, Instruments & Components	4.1
Communications Equipment	3.0

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	81.4%
Taiwan	4.0
Japan	3.4
South Korea	3.2
Netherlands	3.0
Germany	1.3
Canada	1.1
France	0.9
Sweden	0.4
Finland	0.2

(a)	Excludes money market funds.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Global Utilities ETF

Investment Objective

The iShares Global Utilities ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the utilities sector, as represented by the S&P Global 1200 Utilities (Sector) Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	11.59%	9.85%	8.29%	11.59%	59.99%	121.70%
Fund Market	11.97	9.90	8.29	11.97	60.33	121.77
Index(a)	11.45	9.56	7.99	11.45	57.85	115.77
S&P Global 1200 Utilities Index	11.29	9.53	7.98	11.29	57.62	115.54
S&P Global 1200 Utilities (Sector) Capped Index(b)	11.45	N/A	N/A	11.45	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through May 2, 2021 reflects the performance of the S&P Global 1200 Utilities Index. Index performance beginning on May 3, 2021 reflects the performance of the S&P Global 1200 Utilities (Sector) Capped Index, which, effective as of May 3, 2021, replaced the S&P Global 1200 Utilities Index as the underlying index of the fund.

(b)

The inception date of the S&P Global 1200 Utilities (Sector) Capped Index was February 15, 2021. The cumulative total return for this index for the period February 15, 2021 through March 31, 2022 was 13.06%.

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,133.00	$ 2.34		$ 1,000.00	$ 1,022.70	$ 2.22		0.44%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	23

Fund Summary as of March 31, 2022 (continued)	iShares® Global Utilities ETF

Portfolio Management Commentary

Global utilities stocks advanced alongside broader equity markets during the reporting period as coronavirus pandemic restrictions generally eased and global economies rebounded. Consequently, demand for electricity and heating sources increased, aiding earnings gains across much of the sector. Stocks in global utilities declined late in the reporting period, amid investors’ concerns that central banks worldwide, including the Fed, would raise interest rates to combat surging global inflation. Indeed, the Fed raised rates near the end of the reporting period for the first time since 2018 and signaled that it would do so again throughout 2022. Higher bond yields can dampen demand for utilities, as utilities, which have relatively high dividend yields, and bonds are both sought after by income-oriented investors.

U.S. equities, which accounted for about 61% of the Index on average for the reporting period, contributed substantially to the Index’s return, led by stocks of electric utilities. U.S. electricity prices reached a 13-year high as pandemic restrictions eased and severe weather led to energy disruptions. Prices for natural gas and coal, primary sources of power generation for U.S. electricity, also rose considerably in 2021 as economic growth recovered and demand increased. Electricity providers’ earnings rose despite rising input costs, as they were able to increase rates while benefiting from investments to improve services.

U.K. and Canadian equities also contributed to the Index’s return. A large U.K. multi-utilities company helped boost the Index’s return as energy prices rose. A Canadian electricity utilities company, which generates the majority of its revenue in the U.S., benefited from similar market conditions as U.S. utilities. Stock in another Canadian utilities company rose in the latter half of the reporting period after it announced its largest-ever capital spending plan, designed to substantially reduce its greenhouse gas emissions. In contrast, energy providers across western and northern Europe detracted from the Index’s performance. In particular, in Italy, costs related to climate protection initiatives raised concerns about the electrical utilities credit profiles.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Electric Utilities	59.5%
Multi-Utilities	31.5
Gas Utilities	4.9
Water Utilities	3.1
Independent Power and Renewable Electricity Producers	1.0

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	64.0%
United Kingdom	6.4
Spain	5.8
Italy	4.6
Canada	4.6
Germany	3.4
France	3.0
Japan	1.8
Hong Kong	1.8
Denmark	1.4

(a)	Excludes money market funds.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	25

Schedule of Investments March 31, 2022	iShares® Global Comm Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.1%
SEEK Ltd.	21,579	$475,225
Telstra Corp. Ltd.	703,893	2,079,623

		2,554,848

Canada — 3.0%
BCE Inc.	54,462	3,019,011
Rogers Communications Inc., Class B, NVS	20,997	1,188,456
Shaw Communications Inc., Class B, NVS	26,787	831,369
TELUS Corp.	82,108	2,145,060

		7,183,896

China — 8.4%
Baidu Inc.(a)	135,950	2,399,337
NetEase Inc.	120,100	2,166,936
Tencent Holdings Ltd.	339,800	15,662,858

		20,229,131

Finland — 0.2%
Elisa OYJ	9,082	547,705

France — 1.3%
Orange SA	113,156	1,339,914
Publicis Groupe SA	14,123	857,176
Ubisoft Entertainment SA(a)	5,652	248,365
Vivendi SE	48,160	629,186

		3,074,641

Germany — 1.6%
Deutsche Telekom AG, Registered	203,803	3,795,652

Italy — 0.1%
Telecom Italia SpA/Milano	606,182	222,546

Japan — 7.5%
Dentsu Group Inc.	14,800	604,822
KDDI Corp.	99,400	3,258,990
Nexon Co. Ltd.	28,000	669,864
Nintendo Co. Ltd.	7,000	3,533,333
Nippon Telegraph & Telephone Corp.	132,400	3,846,735
SoftBank Corp.	166,400	1,940,740
SoftBank Group Corp.	75,400	3,371,106
Z Holdings Corp.	156,000	674,402

		17,899,992

Mexico — 0.7%
America Movil SAB de CV, Series L, NVS	1,353,380	1,437,073
Grupo Televisa SAB, CPO	150,109	352,896

		1,789,969

Netherlands — 1.2%
Koninklijke KPN NV	207,812	721,103
Universal Music Group NV	79,312	2,117,164

		2,838,267

Norway — 0.2%
Telenor ASA	38,803	556,805

South Korea — 1.7%
Kakao Corp.	18,704	1,625,724
NAVER Corp.	8,846	2,458,559

		4,084,283

Spain — 1.3%
Cellnex Telecom SA(b)	34,189	1,645,325

Security	Shares	Value

Spain (continued)
Telefonica SA	328,935	$1,594,103

		3,239,428

Sweden — 0.6%
Embracer Group AB(a)	40,256	336,023
Tele2 AB, Class B	29,940	452,567
Telia Co. AB	150,318	602,731

		1,391,321

Switzerland — 0.4%
Swisscom AG, Registered	1,521	913,826

Taiwan — 0.4%
Chunghwa Telecom Co. Ltd.	228,120	1,010,314

United Kingdom — 3.0%
Auto Trader Group PLC(b)	57,657	475,975
BT Group PLC	525,565	1,253,108
Informa PLC(a)	90,743	710,972
ITV PLC(a)	223,163	238,834
Pearson PLC	45,106	442,266
Rightmove PLC	52,461	433,571
Vodafone Group PLC	1,605,681	2,632,970
WPP PLC	73,917	967,432

		7,155,128

United States — 67.1%
Activision Blizzard Inc.	46,677	3,739,294
Alphabet Inc., Class A(a)	10,112	28,125,011
Alphabet Inc., Class C, NVS(a)	9,339	26,083,734
AT&T Inc.	428,409	10,123,305
Charter Communications Inc., Class A(a)	7,141	3,895,558
Comcast Corp., Class A	225,435	10,554,867
Discovery Inc., Class A(a)	10,476	261,062
Discovery Inc., Class C, NVS(a)	18,162	453,505
DISH Network Corp., Class A(a)	14,973	473,895
Electronic Arts Inc.	16,849	2,131,567
Fox Corp., Class A, NVS	18,921	746,433
Fox Corp., Class B	8,922	323,690
Interpublic Group of Companies Inc. (The)	23,583	836,017
Live Nation Entertainment Inc.(a)	8,093	952,061
Lumen Technologies Inc.	55,004	619,895
Match Group Inc.(a)	16,961	1,844,339
Meta Platforms Inc, Class A(a)	129,705	28,841,204
Netflix Inc.(a)	26,635	9,977,205
News Corp., Class A, NVS	23,579	522,275
News Corp., Class B	7,242	163,090
Omnicom Group Inc.	12,522	1,062,867
Paramount Global, Class B, NVS	36,350	1,374,394
Take-Two Interactive Software Inc.(a)	6,915	1,063,112
T-Mobile U.S. Inc.(a)	35,273	4,527,290
Twitter Inc.(a)	47,908	1,853,561
Verizon Communications Inc.	195,876	9,977,923
Walt Disney Co. (The)(a)	77,793	10,670,088

		161,197,242

Total Common Stocks — 99.8% (Cost: $247,803,338)		239,684,994

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Global Comm Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	351,856	$119,339

Total Preferred Stocks — 0.0% (Cost: $320,628)		119,339

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	330,000	330,000

Total Short-Term Investments — 0.1% (Cost: $330,000)		330,000

Total Investments in Securities — 99.9% (Cost: $248,453,966)		240,134,333

Other Assets, Less Liabilities — 0.1%		135,614

Net Assets — 100.0%		$240,269,947

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$2,744,057	$—		$(2,743,129	)(b)		$(928)	$—	$—	—	$3,656	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	173,000	157,000	(b)	—		—		—	330,000	330,000	59		—

						$(928)		$—	$330,000		$3,715		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Mini-TOPIX Index	5	06/09/22	$79	$99
E-Mini S&P Communication Services Select Sector Index	3	06/17/22	270	(6,119)
Euro Stoxx 50 Index	1	06/17/22	42	(795)

				$(6,815)

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2022	iShares® Global Comm Services ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$99

Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$6,914

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$44,873

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(4,234)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$647,967

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$171,511,021	$68,173,973	$—	$239,684,994
Preferred Stocks	—	119,339	—	119,339
Money Market Funds	330,000	—	—	330,000

	$171,841,021	$68,293,312	$—	$240,134,333

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$99	$—	$99
Liabilities
Futures Contracts	(6,119)	(795)	—	(6,914)

	$(6,119)	$(696)	$—	$(6,815)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Global Consumer Discretionary ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.2%
Aristocrat Leisure Ltd.	40,663	$1,103,676
Tabcorp Holdings Ltd.	135,730	540,762
Wesfarmers Ltd.	69,778	2,618,389

		4,262,827

Brazil — 0.2%
Lojas Renner SA	58,701	339,059
Magazine Luiza SA	170,740	244,578

		583,637

Canada — 1.2%
Canadian Tire Corp. Ltd., Class A, NVS	3,421	516,536
Dollarama Inc.	17,013	964,861
Gildan Activewear Inc.	11,860	444,839
Magna International Inc.	17,213	1,105,080
Restaurant Brands International Inc.	19,268	1,125,733

		4,157,049

Chile — 0.0%
Falabella SA	45,857	146,576

China — 6.7%
Alibaba Group Holding Ltd.(a)	904,800	12,347,544
ANTA Sports Products Ltd.	69,400	860,907
BYD Co. Ltd., Class H	49,000	1,362,949
JDcom Inc., Class A(a)	128,250	3,644,207
Li Ning Co. Ltd.	143,500	1,218,509
Meituan, Class B(a)(b)	247,100	4,681,047

		24,115,163

Denmark — 0.2%
Pandora A/S	6,093	580,446

France — 6.6%
Accor SA(a)	10,249	330,215
Cie. Generale des Etablissements Michelin SCA	10,955	1,484,572
EssilorLuxottica SA	18,486	3,380,914
Hermes International	2,134	3,020,348
Kering SA	4,510	2,847,286
LVMH Moet Hennessy Louis Vuitton SE	16,413	11,715,578
Renault SA(a)	12,701	332,004
Sodexo SA	4,926	400,858
Valeo	14,101	260,459

		23,772,234

Germany — 2.9%
adidas AG	10,979	2,558,391
Bayerische Motoren Werke AG	19,569	1,691,105
Continental AG(a)	6,557	470,046
Delivery Hero SE(a)(b)	11,685	509,277
Mercedes-Benz Group AG	51,281	3,599,387
Puma SE	6,232	529,981
Volkswagen AG	1,818	449,081
Zalando SE(a)(b)	12,005	607,863

		10,415,131

Ireland — 0.3%
Flutter Entertainment PLC, Class DI(a)	9,398	1,083,068

Italy — 0.7%
Ferrari NV	7,849	1,709,979
Moncler SpA	13,073	725,314

		2,435,293

Security	Shares	Value

Japan — 12.2%
Aisin Corp.	11,300	$386,207
Bandai Namco Holdings Inc.	13,600	1,031,281
Bridgestone Corp.	36,900	1,432,302
Denso Corp.	32,100	2,047,983
Fast Retailing Co. Ltd.	4,000	2,050,628
Honda Motor Co. Ltd.	105,643	2,994,539
Isuzu Motors Ltd.	38,600	498,636
Koito Manufacturing Co. Ltd.	8,100	327,803
Nissan Motor Co. Ltd.(a)	146,200	649,614
Nitori Holdings Co. Ltd.	5,400	679,389
Oriental Land Co. Ltd./Japan	14,000	2,679,674
Pan Pacific International Holdings Corp.	32,600	521,617
Panasonic Corp.	142,600	1,384,942
Rakuten Group Inc.	56,200	441,885
Sekisui House Ltd.	40,000	773,727
Shimano Inc.	5,100	1,167,943
Sony Group Corp.	77,300	7,952,286
Subaru Corp.	37,688	598,598
Sumitomo Electric Industries Ltd.	48,800	580,099
Suzuki Motor Corp.	30,200	1,034,960
Toyota Motor Corp.	790,700	14,262,643
Yamaha Motor Co. Ltd.	19,413	435,117

		43,931,873

Netherlands — 1.5%
Just Eat Takeaway.com NV(a)(b)	9,176	307,744
Prosus NV	53,591	2,890,045
Stellantis NV	137,088	2,219,382

		5,417,171

South Korea — 0.6%
Hyundai Motor Co.	8,814	1,300,426
Kia Corp.	16,521	1,000,646

		2,301,072

Spain — 0.4%
Industria de Diseno Textil SA	68,728	1,498,612

Sweden — 0.6%
Electrolux AB, Class B	15,508	234,675
Evolution AB(b)	11,132	1,132,506
H & M Hennes & Mauritz AB, Class B	45,215	607,131

		1,974,312

Switzerland — 1.3%
Cie. Financiere Richemont SA, Class A, Registered	32,050	4,062,490
Swatch Group AG (The), Bearer	1,778	504,105
Swatch Group AG (The), Registered	3,171	172,554

		4,739,149

United Kingdom — 2.7%
Aptiv PLC(a)	16,543	1,980,363
Barratt Developments PLC	62,448	425,134
Berkeley Group Holdings PLC	7,005	341,679
Burberry Group PLC	24,907	543,712
Compass Group PLC	109,442	2,355,201
Entain PLC(a)	35,696	764,645
InterContinental Hotels Group PLC	11,471	775,836
Kingfisher PLC	129,306	431,578
Next PLC	8,143	640,452
Persimmon PLC	19,517	547,283
Taylor Wimpey PLC	224,204	381,800
Whitbread PLC(a)	12,368	460,505

		9,648,188

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2022	iShares® Global Consumer Discretionary ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States — 59.4%
Advance Auto Parts Inc.	3,855	$797,831
Amazon.com Inc.(a)	11,945	38,940,103
AutoZone Inc.(a)	1,268	2,592,527
Bath & Body Works Inc.	16,008	765,182
Best Buy Co. Inc.	13,283	1,207,425
Booking Holdings Inc.(a)	2,515	5,906,352
BorgWarner Inc.	14,647	569,768
Caesars Entertainment Inc.(a)	13,187	1,020,146
CarMax Inc.(a)	9,890	954,187
Carnival Corp.(a)	49,588	1,002,669
Chipotle Mexican Grill Inc.(a)	1,723	2,725,838
Darden Restaurants Inc.	7,912	1,051,900
Dollar General Corp.	14,265	3,175,817
Dollar Tree Inc.(a)(c)	13,755	2,202,863
Domino’s Pizza Inc.	2,226	906,004
DR Horton Inc.	19,743	1,471,051
eBay Inc.	38,278	2,191,798
Etsy Inc.(a)	7,774	966,153
Expedia Group Inc.(a)	9,232	1,806,425
Ford Motor Co.	241,718	4,087,451
Garmin Ltd.	9,221	1,093,703
General Motors Co.(a)	89,292	3,905,632
Genuine Parts Co.	8,695	1,095,744
Hasbro Inc.	7,857	643,645
Hilton Worldwide Holdings Inc.(a)	17,061	2,588,836
Home Depot Inc. (The)	47,205	14,129,873
Las Vegas Sands Corp.(a)	20,868	811,139
Lennar Corp., Class A	16,062	1,303,753
LKQ Corp.	16,412	745,269
Lowe’s Companies Inc.	41,323	8,355,097
Marriott International Inc./MD, Class A(a)	16,740	2,942,055
McDonald’s Corp.	45,844	11,336,304
MGM Resorts International	23,108	969,150
Mohawk Industries Inc.(a)	3,358	417,064
Newell Brands Inc.	23,256	497,911
Nike Inc., Class B	78,297	10,535,644
Norwegian Cruise Line Holdings Ltd.(a)	25,619	560,544
NVR Inc.(a)	201	897,921
O’Reilly Automotive Inc.(a)	4,122	2,823,405
Penn National Gaming Inc.(a)	10,228	433,872
Pool Corp.	2,472	1,045,285
PulteGroup Inc.	15,544	651,294
PVH Corp.	4,332	331,875
Ralph Lauren Corp.	2,952	334,875
Ross Stores Inc.	21,872	1,978,541
Royal Caribbean Cruises Ltd.(a)	13,640	1,142,759
Starbucks Corp.	70,689	6,430,578
Tapestry Inc.	16,196	601,681
Target Corp.	29,443	6,248,394
Tesla Inc.(a)	38,737	41,742,991
TJX Companies Inc. (The)	73,184	4,433,487
Tractor Supply Co.	6,934	1,618,188
Ulta Salon Cosmetics & Fragrance Inc.(a)	3,324	1,323,683

Security	Shares	Value

United States (continued)
Under Armour Inc., Class A(a)	11,497	$195,679
Under Armour Inc., Class C, NVS(a)	12,821	199,495
VF Corp.	19,735	1,122,132
Whirlpool Corp.	3,619	625,291
Wynn Resorts Ltd.(a)	6,505	518,709
Yum! Brands Inc.	17,730	2,101,537

		213,074,525

Total Common Stocks — 98.7% (Cost: $374,753,665)		354,136,326

Preferred Stocks

Germany — 0.8%
Bayerische Motoren Werke AG, Preference Shares, NVS	3,507	271,645
Porsche Automobil Holding SE, Preference Shares, NVS	9,325	897,008
Volkswagen AG, Preference Shares, NVS	11,240	1,931,609

		3,100,262

South Korea — 0.1%
Hyundai Motor Co.
Preference Shares, NVS	1,402	99,173
Series 2, Preference Shares, NVS	2,287	162,534

		261,707

Total Preferred Stocks — 0.9% (Cost: $4,070,031)		3,361,969

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(d)(e)(f)	2,229,314	2,228,868
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(d)(e)	370,000	370,000

		2,598,868

Total Short-Term Investments — 0.7% (Cost: $2,598,868)		2,598,868

Total Investments in Securities — 100.3% (Cost: $381,422,564)		360,097,163

Other Assets, Less Liabilities — (0.3)%		(1,232,200)

Net Assets — 100.0%		$358,864,963

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Global Consumer Discretionary ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$796,179	$1,434,505	(a)	$—	$(1,816)	$—	$2,228,868	2,229,314	$4,066	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	270,000	100,000	(a)	—	—	—	370,000	370,000	94		—

					$(1,816)	$—	$2,598,868		$4,160		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	1	06/09/22	$158	$13,557
Euro Stoxx 50 Index	8	06/17/22	336	6,660
S&P Consumer Discretionary Select Sector E-Mini Index	4	06/17/22	749	53,541

				$73,758

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$73,758

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,938

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$54,406

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$963,945

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2022	iShares® Global Consumer Discretionary ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$219,942,150	$134,194,176	$—	$354,136,326
Preferred Stocks	—	3,361,969	—	3,361,969
Money Market Funds	2,598,868	—	—	2,598,868

	$222,541,018	$137,556,145	$—	$360,097,163

Derivative financial instruments(a)
Assets
Futures Contracts	$53,541	$20,217	$—	$73,758

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Global Consumer Staples ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.7%
Coles Group Ltd.	364,025	$4,865,355
Endeavour Group Ltd./Australia	350,171	1,904,857
Treasury Wine Estates Ltd.	197,650	1,707,308
Woolworths Group Ltd.	330,415	9,173,911

		17,651,431

Belgium — 1.4%
Anheuser-Busch InBev SA/NV	236,800	14,157,816

Brazil — 0.6%
Ambev SA, ADR	1,201,832	3,881,917
BRF SA, ADR(a)(b)	206,228	818,725
Natura & Co. Holding SA(a)	233,100	1,275,403

		5,976,045

Canada — 2.1%
Alimentation Couche-Tard Inc.	226,628	10,209,726
George Weston Ltd.	19,039	2,344,562
Loblaw Companies Ltd.	44,704	4,011,434
Metro Inc.	66,041	3,801,392
Saputo Inc.	65,760	1,557,536

		21,924,650

Chile — 0.1%
Cencosud SA	377,157	743,001

Denmark — 0.3%
Carlsberg A/S, Class B	27,501	3,376,061

Finland — 0.2%
Kesko OYJ, Class B	73,901	2,040,413

France — 5.1%
Carrefour SA	169,223	3,682,639
Danone SA	187,478	10,356,839
L’Oreal SA	64,372	25,713,078
Pernod Ricard SA	54,973	12,078,171

		51,830,727

Germany — 0.7%
Beiersdorf AG	27,007	2,837,191
HelloFresh SE(a)	47,640	2,138,260
Henkel AG & Co. KGaA	27,078	1,787,272

		6,762,723

Ireland — 0.4%
Kerry Group PLC, Class A	41,944	4,691,095

Japan — 5.7%
Aeon Co. Ltd.	237,717	5,068,719
Ajinomoto Co. Inc.	149,600	4,246,061
Asahi Group Holdings Ltd.	138,198	5,033,236
Japan Tobacco Inc.	299,900	5,121,567
Kao Corp.	129,300	5,279,399
Kikkoman Corp.	52,700	3,490,654
Kirin Holdings Co. Ltd.	226,596	3,384,586
MEIJI Holdings Co. Ltd.	40,100	2,174,700
Nissin Foods Holdings Co. Ltd.	23,000	1,612,649
Seven & i Holdings Co. Ltd.	218,637	10,424,000
Shiseido Co. Ltd.	109,000	5,505,422
Unicharm Corp.	121,700	4,372,179
Yakult Honsha Co. Ltd.	44,020	2,348,197

		58,061,369

Security	Shares	Value

Mexico — 1.0%
Fomento Economico Mexicano SAB de CV	502,012	$4,173,590
Wal-Mart de Mexico SAB de CV	1,380,481	5,685,722

		9,859,312

Netherlands — 1.7%
Heineken Holding NV	27,331	2,140,104
Heineken NV	64,381	6,156,741
Koninklijke Ahold Delhaize NV	285,091	9,170,093

		17,466,938

Norway — 0.5%
Mowi ASA	122,803	3,307,810
Orkla ASA	204,342	1,815,474

		5,123,284

Sweden — 0.7%
Essity AB, Class B	164,257	3,876,303
Swedish Match AB	434,123	3,264,619

		7,140,922

Switzerland — 9.7%
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	290	3,451,554
Chocoladefabriken Lindt & Spruengli AG, Registered	30	3,628,752
Nestle SA, Registered	711,995	92,572,638

		99,652,944

United Kingdom — 12.4%
Associated British Foods PLC	96,595	2,098,345
British American Tobacco PLC	622,855	26,158,157
Diageo PLC	636,616	32,292,049
Imperial Brands PLC	258,828	5,452,139
J Sainsbury PLC	474,547	1,570,647
Marks & Spencer Group PLC(a)	533,680	1,077,157
Ocado Group PLC(a)	176,198	2,690,476
Reckitt Benckiser Group PLC	201,489	15,370,771
Tesco PLC	2,085,580	7,550,431
Unilever PLC	717,936	32,596,269

		126,856,441

United States — 54.8%
Altria Group Inc.	498,038	26,022,485
Archer-Daniels-Midland Co.	153,093	13,818,174
Brown-Forman Corp., Class B, NVS	49,820	3,338,936
Campbell Soup Co.	55,223	2,461,289
Church & Dwight Co. Inc.	66,163	6,575,279
Clorox Co. (The)	33,548	4,664,178
Coca-Cola Co. (The)	747,991	46,375,442
Colgate-Palmolive Co.	229,782	17,424,369
Conagra Brands Inc.	130,777	4,390,184
Constellation Brands Inc., Class A	44,802	10,318,797
Costco Wholesale Corp.	83,540	48,106,509
Estee Lauder Companies Inc. (The), Class A	63,362	17,254,740
General Mills Inc.	164,454	11,136,825
Hershey Co. (The)	39,636	8,586,347
Hormel Foods Corp.	76,914	3,964,148
JM Smucker Co. (The)	29,542	4,000,282
Kellogg Co.	69,749	4,498,113
Kimberly-Clark Corp.	91,822	11,308,798
Kraft Heinz Co. (The)	193,548	7,623,856
Kroger Co. (The)	182,926	10,494,465
Lamb Weston Holdings Inc.	39,828	2,386,095
McCormick & Co. Inc./MD, NVS	68,084	6,794,783
Molson Coors Beverage Co., Class B	51,361	2,741,650

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2022	iShares® Global Consumer Staples ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Mondelez International Inc., Class A	379,329	$23,814,275
Monster Beverage Corp.(a)	102,425	8,183,757
PepsiCo Inc.	280,015	46,868,911
Philip Morris International Inc.	423,086	39,744,699
Procter & Gamble Co. (The)	606,287	92,640,654
Sysco Corp.	138,353	11,296,522
Tyson Foods Inc., Class A	79,977	7,168,338
Walgreens Boots Alliance Inc.	195,348	8,745,730
Walmart Inc.	316,123	47,077,037

		559,825,667

Total Common Stocks — 99.1% (Cost: $966,983,989)		1,013,140,839

Preferred Stocks

Germany — 0.3%
Henkel AG & Co. KGaA, Preference Shares, NVS	48,570	3,250,872

Total Preferred Stocks — 0.3% (Cost: $4,961,042)		3,250,872

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	404,240	404,159

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	1,390,000	$1,390,000

		1,794,159

Total Short-Term Investments — 0.2% (Cost: $1,794,140)		1,794,159

Total Investments in Securities — 99.6% (Cost: $973,739,171)		1,018,185,870

Other Assets, Less Liabilities — 0.4%		3,589,053

Net Assets — 100.0%		$1,021,774,923

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,545,992	$—		$(1,141,239	)(a)	$(613)	$19	$404,159	404,240	$5,675	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	847,000	543,000	(a)	—		—	—	1,390,000	1,390,000	215		—

						$(613)	$19	$1,794,159		$5,890		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Consumer Staples Index	53	06/17/22	$4,037	$197,145
Euro Stoxx 50 Index	9	06/17/22	378	7,295

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Global Consumer Staples ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

FTSE 100 Index	7	06/17/22	$685	$21,035

				$225,475

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$225,475

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$369,612

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$137,452

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,800,467

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$603,019,770	$410,121,069	$—	$1,013,140,839
Preferred Stocks	—	3,250,872	—	3,250,872
Money Market Funds	1,794,159	—	—	1,794,159

	$604,813,929	$413,371,941	$—	$1,018,185,870

Derivative financial instruments(a)
Assets
Futures Contracts	$197,145	$28,330	$—	$225,475

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments March 31, 2022	iShares® Global Energy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.8%
Ampol Ltd.	215,670	$4,899,554
Santos Ltd.	2,754,818	15,971,893
Woodside Petroleum Ltd.	876,301	21,058,753

		41,930,200

Austria — 0.3%
OMV AG	130,263	6,224,285

Brazil — 1.1%
Petroleo Brasileiro SA, ADR	1,689,347	25,002,336

Canada — 13.2%
Cameco Corp.	359,401	10,467,376
Canadian Natural Resources Ltd.	1,058,171	65,522,551
Cenovus Energy Inc.	1,144,956	19,086,416
Enbridge Inc.	1,835,701	84,505,534
Imperial Oil Ltd.	198,230	9,593,181
Pembina Pipeline Corp.	497,093	18,676,526
Suncor Energy Inc.	1,305,769	42,510,737
TC Energy Corp.	887,879	50,077,469

		300,439,790

Chile — 0.1%
Empresas COPEC SA	299,637	2,475,395

Colombia — 0.2%
Ecopetrol SA, ADR	225,456	4,193,482

Finland — 0.8%
Neste OYJ	389,300	17,749,412

France — 4.9%
TotalEnergies SE	2,222,563	112,460,618

Italy — 1.5%
Eni SpA	2,287,467	33,358,620

Japan — 1.0%
ENEOS Holdings Inc.	2,925,620	10,938,083
Inpex Corp.	929,200	10,924,919

		21,863,002

Norway — 1.6%
Equinor ASA	974,178	36,372,521

Portugal — 0.2%
Galp Energia SGPS SA	413,030	5,221,803

Spain — 0.7%
Repsol SA	1,272,385	16,667,215

United Kingdom — 12.1%
BP PLC	17,813,943	87,330,672
Shell PLC	6,930,873	189,966,137

		277,296,809

Security	Shares	Value

United States — 58.9%
APA Corp.	328,312	$13,569,135
Baker Hughes Co.	820,950	29,890,790
Chevron Corp.	1,746,471	284,377,873
ConocoPhillips	1,179,824	117,982,400
Coterra Energy Inc.	735,268	19,830,178
Devon Energy Corp.	570,527	33,735,262
Diamondback Energy Inc.	154,734	21,210,937
EOG Resources Inc.	530,397	63,239,234
Exxon Mobil Corp.	3,835,584	316,780,883
Halliburton Co.	814,581	30,848,182
Hess Corp.	250,181	26,779,374
Kinder Morgan Inc.	1,768,339	33,439,290
Marathon Oil Corp.	705,312	17,710,384
Marathon Petroleum Corp.	524,675	44,859,712
Occidental Petroleum Corp.	803,373	45,583,384
ONEOK Inc.	404,607	28,577,392
Phillips 66	424,213	36,647,761
Pioneer Natural Resources Co.	205,519	51,385,916
Schlumberger NV	1,270,193	52,471,673
Valero Energy Corp.	370,433	37,613,767
Williams Companies Inc. (The)	1,100,852	36,779,465

		1,343,312,992

Total Common Stocks — 98.4% (Cost: $2,001,702,107)		2,244,568,480

Preferred Stocks

Brazil — 1.3%
Petroleo Brasileiro SA, Preference Shares, ADR	2,084,109	29,135,844

Total Preferred Stocks — 1.3% (Cost: $31,660,992)		29,135,844

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(a)(b)	3,430,000	3,430,000

Total Short-Term Investments — 0.1% (Cost: $3,430,000)		3,430,000

Total Investments in Securities — 99.8% (Cost: $2,036,793,099)		2,277,134,324

Other Assets, Less Liabilities — 0.2%		3,708,395

Net Assets — 100.0%		$2,280,842,719

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Global Energy ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—		$(21	)(b)	$21	$—	$—	—	$133	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,400,000	2,030,000	(b)	—		—	—	3,430,000	3,430,000	752		—

						$21	$—	$3,430,000		$885		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Energy Select Sector Index	73	06/17/22	$5,819	$39,501
FTSE 100 Index	10	06/17/22	978	25,885

				$65,386

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$65,386

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$3,276,267

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$203,096

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,127,284

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2022	iShares® Global Energy ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,675,423,995	$569,144,485	$—	$2,244,568,480
Preferred Stocks	29,135,844	—	—	29,135,844
Money Market Funds	3,430,000	—	—	3,430,000

	$1,707,989,839	$569,144,485	$—	$2,277,134,324

Derivative financial instruments(a)
Assets
Futures Contracts	$39,501	$25,885	$—	$65,386

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Global Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.3%
ASX Ltd.	27,785	$1,690,166
Australia & New Zealand Banking Group Ltd.	398,907	8,174,004
Commonwealth Bank of Australia	240,328	18,926,400
Insurance Australia Group Ltd.	341,522	1,117,728
Macquarie Group Ltd.	49,997	7,561,249
Medibank Pvt Ltd.	392,748	902,349
National Australia Bank Ltd.	457,514	11,014,594
QBE Insurance Group Ltd.	212,911	1,825,779
Suncorp Group Ltd.	180,472	1,496,058
Westpac Banking Corp.	494,734	8,938,146

		61,646,473

Austria — 0.2%
Erste Group Bank AG	48,774	1,778,616

Belgium — 0.5%
Ageas SA/NV	25,576	1,292,950
Groupe Bruxelles Lambert SA	14,796	1,531,034
KBC Group NV	47,921	3,438,291

		6,262,275

Brazil — 0.4%
B3 SA - Brasil, Bolsa, Balcao	857,325	2,828,909
Banco do Brasil SA	198,180	1,444,397

		4,273,306

Canada — 9.1%
Bank of Montreal	94,012	11,062,757
Bank of Nova Scotia (The)	169,975	12,182,346
Brookfield Asset Management Inc., Class A	206,518	11,675,953
Canadian Imperial Bank of Commerce	63,740	7,737,108
Intact Financial Corp.	24,853	3,672,236
Manulife Financial Corp.	273,334	5,828,968
National Bank of Canada	48,002	3,679,584
Power Corp. of Canada	79,550	2,462,572
Royal Bank of Canada	200,399	22,063,687
Sun Life Financial Inc.	81,505	4,550,693
Toronto-Dominion Bank (The)	256,931	20,385,542

		105,301,446

Chile — 0.1%
Banco de Chile	6,028,341	645,695
Banco Santander Chile, ADR	20,766	469,104

		1,114,799

China — 2.7%
Bank of China Ltd., Class H	10,887,000	4,344,517
China Construction Bank Corp., Class H	14,538,720	10,890,439
China Merchants Bank Co. Ltd., Class H	538,500	4,191,911
Industrial & Commercial Bank of China Ltd., Class H	9,362,000	5,739,395
Ping An Insurance Group Co. of China Ltd., Class H	837,500	5,855,016

		31,021,278

Colombia — 0.1%
Bancolombia SA, ADR	15,816	674,710

Denmark — 0.2%
Danske Bank A/S	95,641	1,590,996
Tryg A/S	51,187	1,244,595

		2,835,591

Finland — 0.7%
Nordea Bank Abp	485,304	4,994,745

Security	Shares	Value

Finland (continued)
Sampo OYJ, Class A	71,711	$3,504,098

		8,498,843

France — 2.0%
AXA SA	290,263	8,497,253
BNP Paribas SA	160,288	9,159,598
Credit Agricole SA	195,665	2,337,912
SCOR SE	22,511	723,851
Societe Generale SA	109,177	2,926,744

		23,645,358

Germany — 2.6%
Allianz SE, Registered	57,658	13,769,197
Commerzbank AG(a)	137,903	1,047,912
Deutsche Bank AG, Registered(a)	293,452	3,695,788
Deutsche Boerse AG	26,751	4,815,467
Hannover Rueck SE	8,707	1,479,130
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	19,504	5,214,193

		30,021,687

Hong Kong — 2.2%
AIA Group Ltd.	1,709,800	17,853,522
Hong Kong Exchanges & Clearing Ltd.	170,800	8,005,962

		25,859,484

Italy — 1.3%
Assicurazioni Generali SpA	171,696	3,927,057
FinecoBank Banca Fineco SpA	89,181	1,352,883
Intesa Sanpaolo SpA	2,428,714	5,558,754
Mediobanca Banca di Credito Finanziario SpA	103,083	1,041,704
UniCredit SpA	313,608	3,383,121

		15,263,519

Japan — 4.1%
Dai-ichi Life Holdings Inc.	160,000	3,251,326
Daiwa Securities Group Inc.	219,400	1,241,082
Japan Exchange Group Inc.	74,600	1,385,166
Mitsubishi UFJ Financial Group Inc.	1,782,600	11,018,496
Mizuho Financial Group Inc.	359,710	4,588,230
MS&AD Insurance Group Holdings Inc.	67,100	2,178,597
Nomura Holdings Inc.	430,300	1,809,741
ORIX Corp.	168,300	3,354,648
Resona Holdings Inc.	328,500	1,399,193
Sompo Holdings Inc.	50,100	2,201,415
Sumitomo Mitsui Financial Group Inc.	195,700	6,181,841
Sumitomo Mitsui Trust Holdings Inc.	52,627	1,712,726
T&D Holdings Inc.	81,700	1,109,321
Tokio Marine Holdings Inc.	99,300	5,778,585

		47,210,367

Malta — 0.0%
BGP Holdings PLC, NVS(b)	608,993	7

Mexico — 0.2%
Grupo Financiero Banorte SAB de CV, Class O	340,137	2,557,440

Netherlands — 1.1%
ABN AMRO Bank NV, CVA(c)	59,599	761,069
Aegon NV	196,946	1,044,036
Euronext NV(c)	14,314	1,300,393
EXOR NV	15,299	1,163,024
ING Groep NV	549,265	5,734,834
NN Group NV	44,977	2,279,378

		12,282,734

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2022	iShares® Global Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway — 0.2%
DNB Bank ASA	127,100	$2,873,596

Peru — 0.1%
Credicorp Ltd.	9,044	1,554,392

Singapore — 1.5%
DBS Group Holdings Ltd.	254,700	6,673,701
Oversea-Chinese Banking Corp. Ltd.	575,000	5,216,313
United Overseas Bank Ltd.	220,700	5,163,939

		17,053,953

South Korea — 0.4%
KB Financial Group Inc., ADR	53,730	2,623,636
Shinhan Financial Group Co. Ltd., ADR(a)(d)	71,606	2,393,788

		5,017,424

Spain — 1.4%
Banco Bilbao Vizcaya Argentaria SA	947,235	5,408,640
Banco Santander SA	2,436,781	8,284,875
CaixaBank SA	610,597	2,071,072

		15,764,587

Sweden — 1.4%
EQT AB	39,713	1,548,739
Industrivarden AB, Class A	26,906	763,077
Industrivarden AB, Class C	24,832	692,164
Investor AB, Class B	256,436	5,571,901
Kinnevik AB, Class B(a)	34,174	891,124
Skandinaviska Enskilda Banken AB, Class A	225,625	2,439,198
Svenska Handelsbanken AB, Class A	215,595	1,982,490
Swedbank AB, Class A	131,008	1,956,687

		15,845,380

Switzerland — 3.2%
Baloise Holding AG, Registered	6,645	1,186,774
Credit Suisse Group AG, Registered	356,250	2,804,440
Julius Baer Group Ltd.	30,978	1,793,455
Partners Group Holding AG	3,230	3,999,391
Swiss Life Holding AG, Registered	4,446	2,849,021
Swiss Re AG	40,186	3,825,463
UBS Group AG, Registered	522,740	10,215,021
Zurich Insurance Group AG	21,167	10,454,374

		37,127,939

Taiwan — 0.7%
Cathay Financial Holding Co. Ltd.	1,261,000	2,814,725
CTBC Financial Holding Co. Ltd.	2,872,000	2,926,871
Fubon Financial Holding Co. Ltd.	1,130,000	3,000,396

		8,741,992

United Kingdom — 5.4%
3i Group PLC	136,958	2,476,524
abrdn plc	298,802	836,674
Admiral Group PLC	38,770	1,300,143
Aviva PLC	530,675	3,139,956
Barclays PLC	2,222,963	4,309,159
Direct Line Insurance Group PLC	185,350	667,885
Hargreaves Lansdown PLC	51,256	675,595
HSBC Holdings PLC	2,907,108	19,857,184
Intermediate Capital Group PLC	41,790	970,241
Legal & General Group PLC	840,181	2,978,768
Lloyds Banking Group PLC	9,925,396	6,044,228
London Stock Exchange Group PLC	46,100	4,807,333
M&G PLC	371,184	1,069,504
NatWest Group PLC	714,176	2,017,073

Security	Shares	Value

United Kingdom (continued)
Phoenix Group Holdings PLC	120,718	$967,179
Prudential PLC	386,969	5,712,926
Schroders PLC	17,856	751,906
St. James’s Place PLC	76,737	1,446,752
Standard Chartered PLC	361,546	2,399,944

		62,428,974

United States — 51.6%
Aflac Inc.	84,153	5,418,612
Allstate Corp. (The)	39,620	5,487,766
American Express Co.	86,736	16,219,632
American International Group Inc.	117,384	7,368,194
Ameriprise Financial Inc.	15,800	4,745,688
Aon PLC, Class A	30,340	9,879,614
Arthur J Gallagher & Co.	29,346	5,123,812
Assurant Inc.	7,585	1,379,181
Bank of America Corp.	1,003,214	41,352,481
Bank of New York Mellon Corp. (The)	104,425	5,182,613
Berkshire Hathaway Inc., Class B(a)	258,180	91,114,304
BlackRock Inc.(e)	20,118	15,373,572
Brown & Brown Inc.	33,162	2,396,618
Capital One Financial Corp.	58,414	7,669,174
Cboe Global Markets Inc.	14,949	1,710,465
Charles Schwab Corp. (The)	211,840	17,860,230
Chubb Ltd.	60,904	13,027,366
Cincinnati Financial Corp.	21,138	2,873,922
Citigroup Inc.	279,358	14,917,717
Citizens Financial Group Inc.	60,255	2,731,359
CME Group Inc.	50,522	12,017,163
Comerica Inc.	18,568	1,679,104
Discover Financial Services	40,651	4,479,334
Everest Re Group Ltd.	5,571	1,678,988
FactSet Research Systems Inc.	5,311	2,305,771
Fifth Third Bancorp	96,365	4,147,550
First Republic Bank/CA	25,355	4,110,045
Franklin Resources Inc.	39,716	1,108,871
Globe Life Inc.	13,140	1,321,884
Goldman Sachs Group Inc. (The)	47,893	15,809,479
Hartford Financial Services Group Inc. (The)	47,618	3,419,449
Huntington Bancshares Inc./OH	204,439	2,988,898
Intercontinental Exchange Inc.	79,091	10,449,503
Invesco Ltd.	48,249	1,112,622
JPMorgan Chase & Co.	417,077	56,855,937
KeyCorp.	131,633	2,945,947
Lincoln National Corp.	24,022	1,570,078
Loews Corp.	28,259	1,831,748
M&T Bank Corp.	18,207	3,086,086
MarketAxess Holdings Inc.	5,331	1,813,606
Marsh & McLennan Companies Inc.	70,955	12,092,151
MetLife Inc.	99,029	6,959,758
Moody’s Corp.	22,902	7,727,364
Morgan Stanley	200,066	17,485,768
MSCI Inc.	11,478	5,772,057
Nasdaq Inc.	16,658	2,968,456
Northern Trust Corp.	29,200	3,400,340
People’s United Financial Inc.	60,447	1,208,335
PNC Financial Services Group Inc. (The)	58,993	10,881,259
Principal Financial Group Inc.	34,817	2,555,916
Progressive Corp. (The)	82,725	9,429,823
Prudential Financial Inc.	53,481	6,319,850
Raymond James Financial Inc.	26,219	2,881,730

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Global Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Regions Financial Corp.	130,817	$2,911,986
S&P Global Inc.	49,966	20,495,054
Signature Bank/New York NY	8,615	2,528,416
State Street Corp.	51,709	4,504,888
SVB Financial Group(a)	8,322	4,655,743
Synchrony Financial	73,584	2,561,459
T Rowe Price Group Inc.	31,666	4,787,582
Travelers Companies Inc. (The)	34,058	6,223,418
Truist Financial Corp.	188,934	10,712,558
U.S. Bancorp.	190,891	10,145,857
W R Berkley Corp.	29,569	1,969,000
Wells Fargo & Co.	548,392	26,575,076
Willis Towers Watson PLC	17,197	4,062,275
Zions Bancorp. N.A.	20,761	1,361,091

		599,741,593

Total Common Stocks — 98.7% (Cost: $1,190,142,911)		1,146,397,763

Preferred Stocks

Brazil — 0.7%
Banco Bradesco SA, Preference Shares, ADR	692,938	3,215,232
Itau Unibanco Holding SA, Preference Shares, ADR	687,913	3,927,983
Itausa SA, Preference Shares, NVS	665,281	1,502,142

		8,645,357

Total Preferred Stocks — 0.7% (Cost: $9,576,332)		8,645,357

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(e)(f)(g)	20,645	$20,641
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(e)(f)	2,000,000	2,000,000

		2,020,641

Total Short-Term Investments — 0.2% (Cost: $2,020,641)		2,020,641

Total Investments in Securities — 99.6% (Cost: $1,201,739,884)		1,157,063,761

Other Assets, Less Liabilities — 0.4%		5,081,560

Net Assets — 100.0%		$1,162,145,321

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,798,588	$—		$(1,775,681	)(a)	$(2,266)	$—	$20,641	20,645	$14,376	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	540,000	1,460,000	(a)	—		—	—	2,000,000	2,000,000	301		—
BlackRock Inc.	6,674,808	51,673,667		(38,702,640)		(382,516)	(3,889,747)	15,373,572	20,118	811,100		—

						$(384,782)	$(3,889,747)	$17,394,213		$825,777		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2022	iShares® Global Financials ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Financials Select Sector Index	41	06/17/22	$ 4,837	$(79,800)
Euro Stoxx 50 Index	23	06/17/22	966	(7,894)
FTSE 100 Index	10	06/17/22	978	12,469

				$(75,225)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$12,469

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$87,694

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$21,910

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(52,415)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,037,007

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Global Financials ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$719,589,415	$426,808,341	$7	$1,146,397,763
Preferred Stocks	8,645,357	—	—	8,645,357
Money Market Funds	2,020,641	—	—	2,020,641

	$730,255,413	$426,808,341	$7	$1,157,063,761

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$12,469	$—	$12,469
Liabilities
Futures Contracts	(79,800)	(7,894)	—	(87,694)

	$(79,800)	$4,575	$—	$(75,225)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments March 31, 2022	iShares® Global Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.8%
Cochlear Ltd.	31,468	$5,253,931
CSL Ltd.	228,635	45,645,283
Ramsay Health Care Ltd.	88,823	4,301,745
Sonic Healthcare Ltd.	228,085	6,021,954

		61,222,913

Belgium — 0.2%
UCB SA	60,571	7,244,105

Brazil — 0.1%
Rede D’Or Sao Luiz SA(a)	353,408	3,704,027

Canada — 0.1%
Bausch Health Cos Inc.(b)	136,672	3,122,307

China — 0.3%
Wuxi Biologics Cayman Inc., New(a)(b)	1,549,000	12,299,983

Denmark — 3.2%
Coloplast A/S, Class B	57,017	8,634,567
Genmab A/S(b)	31,201	11,268,337
GN Store Nord AS	65,754	3,223,022
Novo Nordisk A/S, Class B	786,471	87,232,277

		110,358,203

France — 1.9%
Eurofins Scientific SE	60,728	6,007,379
Sanofi	548,878	56,117,061
Sartorius Stedim Biotech	11,396	4,665,686

		66,790,126

Germany — 1.9%
Bayer AG, Registered	468,141	32,020,407
Fresenius Medical Care AG & Co. KGaA	95,605	6,406,567
Fresenius SE & Co. KGaA	196,463	7,213,423
Merck KGaA	61,529	12,849,376
Siemens Healthineers AG(a)	133,803	8,291,870

		66,781,643

Ireland — 0.3%
STERIS PLC	47,820	11,561,441

Japan — 4.3%
Astellas Pharma Inc.	885,775	13,840,130
Chugai Pharmaceutical Co. Ltd.	303,200	10,117,301
Daiichi Sankyo Co. Ltd.	873,500	19,074,603
Eisai Co. Ltd.	142,300	6,592,555
Hoya Corp.	176,800	20,147,748
M3 Inc.	205,000	7,403,775
Olympus Corp.	620,400	11,758,184
Ono Pharmaceutical Co. Ltd.	236,100	5,917,939
Otsuka Holdings Co. Ltd.	267,100	9,227,711
Shionogi & Co. Ltd.	135,200	8,307,141
Sysmex Corp.	80,600	5,837,657
Takeda Pharmaceutical Co. Ltd.	752,892	21,451,555
Terumo Corp.	361,200	10,929,368

		150,605,667

Netherlands — 0.7%
Argenx SE(b)(c)	24,230	7,580,869
Koninklijke Philips NV	421,170	12,843,027
QIAGEN NV(b)	110,607	5,427,472

		25,851,368

Security	Shares	Value

South Korea — 0.2%
Celltrion Inc.	48,792	$6,868,840

Spain — 0.1%
Grifols SA	141,624	2,570,568

Sweden — 0.1%
Getinge AB, Class B	103,831	4,136,520

Switzerland — 8.8%
Alcon Inc.	237,933	18,850,462
Lonza Group AG, Registered	35,574	25,777,038
Novartis AG, Registered	1,161,317	101,953,763
Roche Holding AG, Bearer	12,972	5,673,316
Roche Holding AG, NVS	335,151	132,606,415
Sonova Holding AG, Registered	25,209	10,530,758
Straumann Holding AG, Registered	5,437	8,681,184
Vifor Pharma AG (b)	22,437	4,000,320

		308,073,256

United Kingdom — 4.5%
AstraZeneca PLC	739,127	98,017,775
GlaxoSmithKline PLC	2,387,671	51,661,901
Smith & Nephew PLC	421,283	6,700,450

		156,380,126

United States — 70.9%
Abbott Laboratories	843,544	99,841,868
AbbVie Inc.	843,351	136,715,630
ABIOMED Inc.(b)	21,874	7,245,544
Agilent Technologies Inc.	143,712	19,017,409
Align Technology Inc.(b)	34,915	15,222,940
AmerisourceBergen Corp.	71,832	11,113,129
Amgen Inc.	268,825	65,007,261
Anthem Inc.	115,658	56,813,523
Baxter International Inc.	238,911	18,525,159
Becton Dickinson and Co.	135,705	36,097,530
Biogen Inc.(b)	70,254	14,795,492
Bio-Rad Laboratories Inc., Class A(b)	10,365	5,837,879
Bio-Techne Corp.	18,742	8,116,036
Boston Scientific Corp.(b)	679,306	30,086,463
Bristol-Myers Squibb Co.	1,040,007	75,951,711
Cardinal Health Inc.	133,858	7,589,748
Catalent Inc.(b)	85,352	9,465,537
Centene Corp.(b)	278,615	23,456,597
Cerner Corp.	140,248	13,121,603
Charles River Laboratories International Inc.(b)	23,963	6,804,773
Cigna Corp.	153,885	36,872,385
Cooper Companies Inc. (The)	23,426	9,782,463
CVS Health Corp.	626,380	63,395,920
Danaher Corp.	303,579	89,048,828
DaVita Inc.(b)	29,368	3,321,814
DENTSPLY SIRONA Inc.	104,657	5,151,217
Dexcom Inc.(b)	46,247	23,659,965
Edwards Lifesciences Corp.(b)	297,520	35,024,054
Eli Lilly & Co.	378,756	108,464,356
Gilead Sciences Inc.	598,392	35,574,404
HCA Healthcare Inc.	114,286	28,642,357
Henry Schein Inc.(b)(c)	66,867	5,830,134
Hologic Inc.(b)	120,496	9,256,503
Humana Inc.	61,316	26,682,884
IDEXX Laboratories Inc.(b)	40,431	22,118,183
Illumina Inc.(b)	74,615	26,070,481

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Global Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Incyte Corp.(b)	90,235	$7,166,464
Intuitive Surgical Inc.(b)	170,820	51,532,977
IQVIA Holdings Inc.(b)	91,196	21,085,427
Johnson & Johnson	1,255,855	222,575,182
Laboratory Corp. of America Holdings(b)	44,366	11,697,539
McKesson Corp.	71,380	21,851,559
Medtronic PLC	641,409	71,164,328
Merck & Co. Inc.	1,204,977	98,868,363
Mettler-Toledo International Inc.(b)	10,921	14,996,608
Moderna Inc.(b)	168,087	28,954,667
Molina Healthcare Inc.(b)	27,742	9,254,454
Organon & Co.	120,991	4,226,216
PerkinElmer Inc.(c)	60,006	10,468,647
Pfizer Inc.	2,677,564	138,617,488
Quest Diagnostics Inc.	56,708	7,761,057
Regeneron Pharmaceuticals Inc.(b)	50,854	35,517,451
ResMed Inc.	69,713	16,906,100
Stryker Corp.	160,364	42,873,315
Teleflex Inc.	22,208	7,880,065
Thermo Fisher Scientific Inc.	187,977	111,028,615
UnitedHealth Group Inc.	449,301	229,130,031
Universal Health Services Inc., Class B	34,735	5,034,838
Vertex Pharmaceuticals Inc.(b)	121,340	31,666,100
Viatris Inc.	580,428	6,315,057
Waters Corp.(b)	29,336	9,105,601
West Pharmaceutical Services Inc.	35,156	14,438,921
Zimmer Biomet Holdings Inc.	100,023	12,792,942
Zoetis Inc.	225,452	42,517,993

		2,475,149,785

Total Common Stocks — 99.4% (Cost: $2,590,028,823)		3,472,720,878

Security	Shares	Value

Preferred Stocks

Germany — 0.2%
Sartorius AG, Preference Shares, NVS	11,744	$5,183,140

Total Preferred Stocks — 0.2% (Cost: $3,941,845)		5,183,140

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(d)(e)(f)	6,066,361	6,065,148
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(d)(e)	4,860,000	4,860,000

		10,925,148

Total Short-Term Investments — 0.3% (Cost: $10,923,937)		10,925,148

Total Investments in Securities — 99.9% (Cost: $2,604,894,605)		3,488,829,166

Other Assets, Less Liabilities — 0.1%		3,176,149

Net Assets — 100.0%		$3,492,005,315

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,610,638	$4,466,198	(a)	$—		$(10,534)	$(1,154)	$6,065,148	6,066,361	$16,804	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,014,000	—		(154,000	)(a)	—	—	4,860,000	4,860,000	1,170		—

						$(10,534)	$(1,154)	$10,925,148		$17,974		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2022	iShares® Global Healthcare ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Health Care Sector Index	92	06/17/22	$12,709	$515,540

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$515,540

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$2,048,292

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$346,583

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,172,262

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,497,537,880	$975,182,998	$—	$3,472,720,878
Preferred Stocks	—	5,183,140	—	5,183,140
Money Market Funds	10,925,148	—	—	10,925,148

	$2,508,463,028	$980,366,138	$—	$3,488,829,166

Derivative financial instruments(a)
Assets
Futures Contracts	$515,540	$—	$—	$515,540

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Global Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.9%
Brambles Ltd.	94,114	$694,528
Qantas Airways Ltd.(a)	124,865	482,805
Transurban Group	202,875	2,049,839

		3,227,172

Brazil — 0.4%
CCR SA	73,639	211,897
Localiza Rent a Car SA	38,698	496,623
WEG SA	97,492	714,033

		1,422,553

Canada — 4.0%
CAE Inc.(a)	20,871	543,249
Canadian National Railway Co.	40,167	5,388,158
Canadian Pacific Railway Ltd.	61,711	5,093,262
SNC-Lavalin Group Inc.	11,884	286,132
Thomson Reuters Corp.	10,952	1,189,069
Waste Connections Inc.	17,301	2,419,497

		14,919,367

Cayman Islands — 0.3%
CK Hutchison Holdings Ltd.	178,020	1,301,754

Denmark — 1.7%
AP Moller - Maersk A/S, Class A	200	590,478
AP Moller - Maersk A/S, Class B, NVS	391	1,174,941
DSV A/S	14,179	2,717,484
Vestas Wind Systems A/S	67,238	1,972,413

		6,455,316

Finland — 0.5%
Kone OYJ, Class B	26,653	1,394,754
Metso Outotec OYJ	47,854	403,394
Wartsila OYJ Abp	31,438	287,056

		2,085,204

France — 6.8%
Airbus SE(a)	40,729	4,914,704
Alstom SA	19,298	451,551
Bouygues SA	14,186	495,149
Bureau Veritas SA	19,240	548,549
Cie. de Saint-Gobain	34,766	2,068,589
Eiffage SA	5,255	539,332
Legrand SA	17,827	1,694,928
Safran SA	23,242	2,736,408
Schneider Electric SE	37,773	6,341,721
Teleperformance	3,907	1,488,169
Thales SA	7,130	892,929
Vinci SA	34,306	3,505,133

		25,677,162

Germany — 3.6%
Brenntag SE	10,330	832,923
Daimler Truck Holding AG(a)	32,777	909,069
Deutsche Post AG, Registered	65,683	3,136,486
GEA Group AG	11,012	451,352
MTU Aero Engines AG	3,528	815,956
Siemens AG, Registered	53,041	7,344,442

		13,490,228

Hong Kong — 0.5%
Techtronic Industries Co. Ltd.	115,000	1,842,468

Security	Shares	Value

Ireland — 1.0%
Kingspan Group PLC	10,217	$998,679
Ryanair Holdings PLC, ADR(a)(b)	6,762	589,105
Trane Technologies PLC	15,498	2,366,545

		3,954,329

Italy — 0.3%
Atlantia SpA(a)	33,532	697,215
Prysmian SpA	17,900	607,458

		1,304,673

Japan — 14.3%
AGC Inc.	15,000	599,330
ANA Holdings Inc.(a)	32,000	668,902
Central Japan Railway Co.	13,800	1,799,427
Dai Nippon Printing Co. Ltd.	18,900	443,113
Daifuku Co. Ltd.	8,500	606,487
Daikin Industries Ltd.	19,500	3,541,275
East Japan Railway Co.	25,200	1,458,514
FANUC Corp.	12,800	2,246,525
Hankyu Hanshin Holdings Inc.	16,300	471,098
Hitachi Ltd.	64,700	3,237,857
ITOCHU Corp.	99,000	3,348,769
Japan Airlines Co. Ltd.(a)	29,700	553,706
Kajima Corp.	33,300	405,152
Kintetsu Group Holdings Co. Ltd.	12,800	366,399
Komatsu Ltd.	64,600	1,552,048
Kubota Corp.	76,600	1,435,810
Makita Corp.	19,200	614,334
Marubeni Corp.	114,800	1,333,081
Mitsubishi Corp.	98,700	3,703,887
Mitsubishi Electric Corp.	142,800	1,637,751
Mitsubishi Heavy Industries Ltd.	22,200	728,740
Mitsui & Co. Ltd.	109,300	2,966,971
Nidec Corp.	36,500	2,882,882
Obayashi Corp.	48,100	353,041
Odakyu Electric Railway Co. Ltd.	22,800	377,904
Recruit Holdings Co. Ltd.	112,700	4,896,479
Secom Co. Ltd.	14,200	1,027,255
SG Holdings Co. Ltd.	34,000	640,246
SMC Corp.	4,100	2,291,875
Sumitomo Corp.	84,000	1,454,767
Taisei Corp.	13,800	398,394
Tokyu Corp.	38,400	498,199
TOPPAN INC.	23,500	414,539
Toshiba Corp.	29,000	1,101,810
TOTO Ltd.	10,700	429,718
Toyota Industries Corp.	13,500	931,141
Toyota Tsusho Corp.	15,900	652,566
West Japan Railway Co.	16,500	683,691
Yamato Holdings Co. Ltd.	23,000	429,644
Yaskawa Electric Corp.	18,200	709,344

		53,892,671

Netherlands — 1.1%
CNH Industrial NV	65,603	1,033,298
IMCD NV	3,834	654,051
Randstad NV	8,142	489,781
Wolters Kluwer NV	17,359	1,850,580

		4,027,710

Spain — 0.6%
ACS Actividades de Construccion y Servicios SA	17,019	458,823
Aena SME SA(a)(c)	4,899	816,664

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2022	iShares® Global Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Ferrovial SA	33,172	$882,204

		2,157,691

Sweden — 3.4%
Alfa Laval AB	19,649	675,875
Assa Abloy AB, Class B	65,456	1,759,430
Atlas Copco AB, Class A	43,064	2,235,277
Atlas Copco AB, Class B	25,799	1,169,972
Epiroc AB, Class A	41,850	895,123
Epiroc AB, Class B	26,230	473,568
Nibe Industrier AB, Class B	92,847	1,029,167
Sandvik AB	72,969	1,550,067
Skanska AB, Class B	26,740	598,232
SKF AB, Class B	24,908	406,149
Volvo AB, Class B	105,676	1,971,422

		12,764,282

Switzerland — 2.7%
ABB Ltd., Registered	118,784	3,853,435
Adecco Group AG, Registered	11,139	505,282
Geberit AG, Registered	2,372	1,462,235
Kuehne + Nagel International AG, Registered	3,398	964,791
Schindler Holding AG, Participation Certificates, NVS	2,705	579,600
Schindler Holding AG, Registered	1,368	291,504
SGS SA, Registered	401	1,114,837
Siemens Energy AG(a)	26,533	603,645
VAT Group AG(c)	1,818	692,183

		10,067,512

United Kingdom — 5.0%
Ashtead Group PLC	29,797	1,876,150
BAE Systems PLC	214,588	2,015,292
Bunzl PLC	22,361	867,184
DCC PLC	6,839	529,571
Experian PLC	64,359	2,479,469
Ferguson PLC	15,424	2,089,640
IMI PLC	17,808	317,054
Intertek Group PLC	10,863	741,049
Melrose Industries PLC	289,935	470,315
RELX PLC	131,885	4,103,962
Rentokil Initial PLC	123,626	851,594
Rolls-Royce Holdings PLC(a)	550,127	723,415
Smiths Group PLC	26,285	497,994
Spirax-Sarco Engineering PLC	4,945	808,412
Weir Group PLC (The)	16,866	359,918

		18,731,019

United States — 52.5%
3M Co.	37,896	5,641,956
A O Smith Corp.	8,770	560,315
Alaska Air Group Inc.(a)(b)	8,494	492,737
Allegion PLC	6,046	663,730
American Airlines Group Inc.(a)(b)	42,593	777,322
AMETEK Inc.	15,388	2,049,374
Boeing Co. (The)(a)	36,465	6,983,047
Carrier Global Corp.	57,150	2,621,471
Caterpillar Inc.	35,909	8,001,243
CH Robinson Worldwide Inc.	8,589	925,121
Cintas Corp.	5,854	2,490,233
Copart Inc.(a)	14,210	1,782,929
CSX Corp.	147,257	5,514,775
Cummins Inc.	9,471	1,942,597
Deere & Co.	18,650	7,748,329

Security	Shares	Value

United States (continued)
Delta Air Lines Inc.(a)	42,560	$1,684,099
Dover Corp.	9,545	1,497,611
Eaton Corp. PLC	26,510	4,023,158
Emerson Electric Co.	39,391	3,862,288
Equifax Inc.	8,080	1,915,768
Expeditors International of Washington Inc.	11,281	1,163,748
Fastenal Co.	38,024	2,258,626
FedEx Corp.	16,189	3,745,973
Fortive Corp.	23,935	1,458,360
Fortune Brands Home & Security Inc.	8,976	666,737
Generac Holdings Inc.(a)	4,178	1,241,952
General Dynamics Corp.	15,350	3,702,113
General Electric Co.	72,975	6,677,213
Honeywell International Inc.	45,595	8,871,875
Howmet Aerospace Inc.	25,294	909,066
Huntington Ingalls Industries Inc.	2,673	533,103
IDEX Corp.	5,075	973,030
Illinois Tool Works Inc.	19,000	3,978,600
Ingersoll Rand Inc.	27,058	1,362,370
Jacobs Engineering Group Inc.	8,667	1,194,399
JB Hunt Transport Services Inc.	5,556	1,115,589
Johnson Controls International PLC	46,701	3,062,185
L3Harris Technologies Inc.	13,029	3,237,316
Leidos Holdings Inc.	9,294	1,003,938
Lockheed Martin Corp.	16,095	7,104,333
Masco Corp.	15,919	811,869
Nielsen Holdings PLC	24,210	659,480
Nordson Corp.	3,616	821,121
Norfolk Southern Corp.	15,919	4,540,417
Northrop Grumman Corp.	9,743	4,357,264
Old Dominion Freight Line Inc.	6,199	1,851,517
Otis Worldwide Corp.	28,239	2,172,991
PACCAR Inc.	23,120	2,036,178
Parker-Hannifin Corp.	8,516	2,416,500
Pentair PLC	10,823	586,715
Quanta Services Inc.	9,478	1,247,400
Raytheon Technologies Corp.	99,125	9,820,314
Republic Services Inc.	13,875	1,838,438
Robert Half International Inc.	7,340	838,081
Rockwell Automation Inc.	7,741	2,167,712
Rollins Inc.	14,758	517,268
Roper Technologies Inc.	6,995	3,303,249
Snap-on Inc.	3,564	732,331
Southwest Airlines Co.(a)	39,443	1,806,489
Stanley Black & Decker Inc.	10,786	1,507,775
Textron Inc.	14,580	1,084,460
TransDigm Group Inc.(a)	3,500	2,280,390
Union Pacific Corp.	42,292	11,554,597
United Airlines Holdings Inc.(a)(b)	21,282	986,634
United Parcel Service Inc., Class B	48,404	10,380,722
United Rentals Inc.(a)	4,812	1,709,271
Verisk Analytics Inc.	10,713	2,299,331
Waste Management Inc.	25,604	4,058,234
Westinghouse Air Brake Technologies Corp.	12,431	1,195,489
WW Grainger Inc.	2,867	1,478,770
Xylem Inc./NY	11,920	1,016,299

		197,515,935

Total Common Stocks — 99.6% (Cost: $386,899,196)		374,837,046

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Global Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(d)(e)(f)	2,815,813	$2,815,249
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(d)(e)	310,000	310,000

		3,125,249

Total Short-Term Investments — 0.8% (Cost: $3,124,788)		3,125,249

Total Investments in Securities — 100.4% (Cost: $390,023,984)		377,962,295

Other Assets, Less Liabilities — (0.4)%		(1,481,181)

Net Assets — 100.0%		$376,481,114

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$808,386	$2,007,469	(a)	$—		$(862)	$256	$2,815,249	2,815,813	$2,769	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	460,000	—		(150,000	)(a)	—	—	310,000	310,000	76		—

						$(862)	$256	$3,125,249		$2,845		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	1	06/09/22	$158	$(2,632)
Euro Stoxx 50 Index	10	06/17/22	420	(873)
XAI Industrial Index	9	06/17/22	933	24,929

				$21,424

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2022	iShares® Global Industrials ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$24,929

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$3,505

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(41,447)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$5,992

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,160,943

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$216,813,505	$158,023,541	$—	$374,837,046
Money Market Funds	3,125,249	—	—	3,125,249

	$219,938,754	$158,023,541	$—	$377,962,295

Derivative financial instruments(a)
Assets
Futures Contracts	$24,929	$—	$—	$24,929
Liabilities
Futures Contracts	—	(3,505)	—	(3,505)

	$24,929	$(3,505)	$—	$21,424

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Global Materials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 17.2%
BHP Group Ltd.	1,349,416	$52,016,598
BlueScope Steel Ltd.	131,931	2,051,540
Fortescue Metals Group Ltd.	450,236	6,920,955
Glencore PLC	2,916,080	18,974,068
Newcrest Mining Ltd.	238,278	4,814,975
Northern Star Resources Ltd.	312,098	2,517,911
OZ Minerals Ltd.	88,670	1,768,338
Rio Tinto Ltd.	99,023	8,852,667
Rio Tinto PLC	282,799	22,608,801
South32 Ltd.	1,235,464	4,696,342

		125,222,195

Belgium — 0.6%
Solvay SA	19,287	1,900,841
Umicore SA	53,585	2,316,338

		4,217,179

Brazil — 2.9%
Vale SA, ADR	1,067,127	21,331,869

Canada — 8.5%
Agnico Eagle Mines Ltd.	121,377	7,427,381
Barrick Gold Corp.	474,300	11,632,235
CCL Industries Inc., Class B, NVS	39,061	1,762,221
First Quantum Minerals Ltd.	147,174	5,095,141
Franco-Nevada Corp.	50,988	8,113,868
Kinross Gold Corp.	347,220	2,038,631
Nutrien Ltd.	146,953	15,189,591
Teck Resources Ltd., Class B	124,487	5,026,680
Wheaton Precious Metals Corp.	120,547	5,732,527

		62,018,275

Chile — 0.5%
Empresas CMPC SA	298,070	551,968
Sociedad Quimica y Minera de Chile SA, ADR	38,179	3,268,122

		3,820,090

Denmark — 0.8%
Chr Hansen Holding A/S	27,178	1,995,598
Novozymes A/S, Class B	55,920	3,834,108

		5,829,706

Finland — 1.1%
Stora Enso OYJ, Class R	163,646	3,210,312
UPM-Kymmene OYJ	142,146	4,641,776

		7,852,088

France — 3.3%
Air Liquide SA	126,702	22,165,725
Arkema SA	17,436	2,084,300

		24,250,025

Germany — 3.2%
BASF SE	244,830	13,970,125
Covestro AG(a)	51,074	2,571,850
HeidelbergCement AG	38,802	2,199,072
Symrise AG	35,246	4,225,737

		22,966,784

Ireland — 2.1%
CRH PLC	204,947	8,174,338
James Hardie Industries PLC	118,289	3,548,445
Smurfit Kappa Group PLC	69,264	3,076,523

		14,799,306

Security	Shares	Value

Japan — 6.1%
Asahi Kasei Corp.	371,600	$3,214,169
JFE Holdings Inc.	154,100	2,156,504
Mitsubishi Chemical Holdings Corp.	379,600	2,524,618
Mitsui Chemicals Inc.	55,000	1,382,676
Nippon Paint Holdings Co. Ltd.	384,300	3,366,982
Nippon Steel Corp.	253,229	4,468,136
Nitto Denko Corp.	39,700	2,846,015
Shin-Etsu Chemical Co. Ltd.	105,600	16,044,148
Sumitomo Chemical Co. Ltd.	437,300	2,002,315
Sumitomo Metal Mining Co. Ltd.	73,300	3,713,643
Toray Industries Inc.	437,200	2,273,251

		43,992,457

Luxembourg — 0.7%
ArcelorMittal SA	162,716	5,212,462

Mexico — 1.0%
Cemex SAB de CV, NVS(b)	4,000,678	2,150,189
Grupo Mexico SAB de CV, Series B	829,101	4,960,433

		7,110,622

Netherlands — 1.7%
Akzo Nobel NV	48,583	4,174,362
Koninklijke DSM NV	46,606	8,337,521

		12,511,883

Norway — 0.8%
Norsk Hydro ASA	362,081	3,517,933
Yara International ASA	41,737	2,087,205

		5,605,138

Peru — 0.2%
Southern Copper Corp.	22,476	1,705,928

South Korea — 1.4%
LG Chem Ltd.	12,644	5,525,003
POSCO	20,186	4,842,091

		10,367,094

Sweden — 0.9%
Boliden AB	73,063	3,685,676
Svenska Cellulosa AB SCA, Class B	160,292	3,112,498

		6,798,174

Switzerland — 4.0%
Givaudan SA, Registered	2,110	8,720,496
Holcim Ltd.	137,913	6,707,642
Sika AG, Registered	40,824	13,506,768

		28,934,906

Taiwan — 1.3%
Formosa Plastics Corp.	1,148,720	4,248,602
Nan Ya Plastics Corp.	1,504,940	4,871,677

		9,120,279

United Kingdom — 4.5%
Amcor PLC	404,551	4,583,563
Anglo American PLC	359,469	18,678,843
Croda International PLC	37,917	3,900,583
DS Smith PLC	369,577	1,554,335
Johnson Matthey PLC	52,577	1,285,859
Mondi PLC	128,321	2,494,281

		32,497,464

United States — 36.1%
Air Products and Chemicals Inc.	59,101	14,769,931
Albemarle Corp.	31,220	6,904,303

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2022	iShares® Global Materials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Avery Dennison Corp.	22,110	$3,846,477
Ball Corp.	86,354	7,771,860
Celanese Corp.	28,893	4,127,943
CF Industries Holdings Inc.	57,185	5,893,486
Corteva Inc.	193,977	11,149,798
Dow Inc.	196,214	12,502,756
DuPont de Nemours Inc.	136,721	10,059,931
Eastman Chemical Co.	34,532	3,869,656
Ecolab Inc.	66,457	11,733,648
FMC Corp.	33,644	4,426,541
Freeport-McMoRan Inc.	391,328	19,464,655
International Flavors & Fragrances Inc.	67,899	8,917,176
International Paper Co.	102,794	4,743,943
Linde PLC	136,627	43,642,763
LyondellBasell Industries NV, Class A	70,162	7,214,057
Martin Marietta Materials Inc.	16,645	6,406,494
Mosaic Co. (The)	98,417	6,544,730
Newmont Corp.	212,565	16,888,289
Nucor Corp.	72,504	10,777,720
Packaging Corp. of America	25,345	3,956,608
PPG Industries Inc.	63,365	8,305,250
Sealed Air Corp.	39,318	2,632,733
Sherwin-Williams Co. (The)	64,300	16,050,566
Vulcan Materials Co.	35,229	6,471,567
Westrock Co.	70,566	3,318,719

		262,391,600

Total Common Stocks — 98.9% (Cost: $682,896,573)		718,555,524

Security	Shares	Value

Preferred Stocks

Brazil — 0.3%
Gerdau SA, Preference Shares, ADR	302,892	$1,947,596

South Korea — 0.0%
LG Chem Ltd., Preference Shares, NVS	2,022	453,536

Total Preferred Stocks — 0.3% (Cost: $2,855,167)		2,401,132

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	2,490,000	2,490,000

Total Short-Term Investments — 0.3% (Cost: $2,490,000)		2,490,000

Total Investments in Securities — 99.5% (Cost: $688,241,740)		723,446,656

Other Assets, Less Liabilities — 0.5%		3,580,908

Net Assets — 100.0%		$727,027,564

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$0	(b)	$—	$—	$—	$—	—	$59,165	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	670,000	1,820,000	(b)	—	—	—	2,490,000	2,490,000	199		—

					$—	$—	$2,490,000		$59,364		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Global Materials ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSX 60 Index	7	06/16/22	$1,475	$26,297
FTSE 100 Index	17	06/17/22	1,663	65,158
MSCI Emerging Markets Index	19	06/17/22	1,069	59,382
S&P 500 E-Mini Index	7	06/17/22	1,586	107,877

				$258,714

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$258,714

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$106,177

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$261,389

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,195,885

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2022	iShares® Global Materials ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$362,961,947	$355,593,577	$—	$718,555,524
Preferred Stocks	1,947,596	453,536	—	2,401,132
Money Market Funds	2,490,000	—	—	2,490,000

	$367,399,543	$356,047,113	$—	$723,446,656

Derivative financial instruments(a)
Assets
Futures Contracts	$193,556	$65,158	$—	$258,714

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Global Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.1%
Computershare Ltd.	217,758	$4,002,193

Brazil — 0.0%
Pagseguro Digital Ltd., Class A(a)(b)	76,610	1,536,030
StoneCo Ltd., Class A(a)	88,187	1,031,788

		2,567,818

Canada — 1.1%
CGI Inc.(a)	82,045	6,535,905
Constellation Software Inc.	7,534	12,878,581
Open Text Corp.	102,967	4,366,100
Shopify Inc., Class A(a)	43,459	29,391,098

		53,171,684

China — 0.2%
Xiaomi Corp., Class B(a)(c)	5,121,800	8,949,961

Finland — 0.2%
Nokia OYJ(a)	2,065,987	11,377,427

France — 0.9%
Capgemini SE	61,073	13,552,275
Dassault Systemes SE	264,613	13,000,066
Edenred	95,909	4,742,204
STMicroelectronics NV , New	249,629	10,809,068
Worldline SA/France(a)(c)	95,058	4,125,531

		46,229,144

Germany — 1.3%
Infineon Technologies AG	497,953	16,845,751
SAP SE	416,499	46,159,799

		63,005,550

Ireland — 0.1%
Seagate Technology Holdings PLC	76,666	6,892,273

Italy — 0.1%
Nexi SpA(a)(c)	294,466	3,398,053

Japan — 3.4%
Advantest Corp.	76,400	5,964,842
Canon Inc.	394,400	9,613,104
FUJIFILM Holdings Corp.	152,600	9,314,693
Fujitsu Ltd.	70,100	10,502,782
Keyence Corp.	73,240	33,961,566
Kyocera Corp.	133,200	7,453,794
Lasertec Corp.	29,600	4,924,374
Murata Manufacturing Co. Ltd.	244,400	16,099,308
NEC Corp.	104,400	4,385,917
Nomura Research Institute Ltd.	165,900	5,412,866
NTT Data Corp.	245,800	4,830,525
Obic Co. Ltd.	25,500	3,819,309
Omron Corp.	77,700	5,170,819
Renesas Electronics Corp.(a)	537,800	6,231,471
Ricoh Co. Ltd.	277,600	2,403,951
Rohm Co. Ltd.	33,400	2,593,174
TDK Corp.	148,800	5,368,282
Tokyo Electron Ltd.	59,900	30,762,304

		168,813,081

Netherlands — 3.0%
Adyen NV(a)(c)	11,793	23,358,318
ASM International NV	14,517	5,286,098
ASML Holding NV	154,839	103,466,743

Security	Shares	Value

Netherlands (continued)
NXP Semiconductors NV	101,059	$18,704,000

		150,815,159

New Zealand — 0.1%
Xero Ltd.(a)	49,128	3,723,296

South Korea — 2.8%
Samsung Electronics Co. Ltd.	1,955,711	111,911,584
Samsung SDI Co. Ltd.	20,871	10,157,700
SK Hynix Inc.	204,810	19,702,544

		141,771,828

Spain — 0.2%
Amadeus IT Group SA(a)	171,400	11,144,091

Sweden — 0.5%
Hexagon AB, Class B	795,347	11,143,446
Sinch AB(a)(b)(c)	260,532	1,767,049
Telefonaktiebolaget LM Ericsson, Class B	1,095,866	9,989,414

		22,899,909

Switzerland — 0.1%
Logitech International SA, Registered	66,131	4,915,658
Temenos AG, Registered	25,563	2,458,898

		7,374,556

Taiwan — 4.0%
Delta Electronics Inc.	735,000	6,814,717
Hon Hai Precision Industry Co. Ltd.	4,745,378	17,424,217
MediaTek Inc.	609,000	18,952,394
Taiwan Semiconductor Manufacturing Co. Ltd.	7,210,600	147,914,737
United Microelectronics Corp.	4,438,000	8,150,050

		199,256,115

United Kingdom — 0.2%
Halma PLC	144,417	4,724,905
Sage Group PLC (The)	428,782	3,928,794

		8,653,699

United States — 81.2%
Accenture PLC, Class A	240,750	81,188,123
Adobe Inc.(a)	179,686	81,868,535
Advanced Micro Devices Inc.(a)	622,750	68,091,485
Akamai Technologies Inc.(a)	61,595	7,353,827
Amphenol Corp., Class A	228,350	17,206,173
Analog Devices Inc.	200,115	33,054,996
ANSYS Inc.(a)	33,133	10,524,697
Apple Inc.	5,905,770	1,031,206,500
Applied Materials Inc.	338,265	44,583,327
Arista Networks Inc.(a)	85,181	11,838,455
Autodesk Inc.(a)	84,012	18,007,972
Automatic Data Processing Inc.	159,910	36,385,921
Broadcom Inc.	157,277	99,034,181
Broadridge Financial Solutions Inc.	44,773	6,971,604
Cadence Design Systems Inc.(a)	105,931	17,421,412
CDW Corp./DE	51,577	9,226,610
Ceridian HCM Holding Inc.(a)	52,990	3,622,396
Cisco Systems Inc.	1,606,622	89,585,243
Citrix Systems Inc.	47,219	4,764,397
Cognizant Technology Solutions Corp., Class A	200,085	17,941,622
Corning Inc.	284,556	10,502,962
DXC Technology Co.(a)	92,463	3,017,068
Enphase Energy Inc.(a)	51,212	10,333,557
EPAM Systems Inc.(a)	21,529	6,385,717
F5 Inc.(a)	23,271	4,862,475

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) March 31, 2022	iShares® Global Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Fidelity National Information Services Inc.	232,211	$23,318,629
Fiserv Inc.(a)	225,887	22,904,942
FleetCor Technologies Inc.(a)	30,829	7,678,271
Fortinet Inc.(a)	51,762	17,689,146
Gartner Inc.(a)	31,204	9,281,942
Global Payments Inc.	108,470	14,843,035
Hewlett Packard Enterprise Co.	490,817	8,201,552
HP Inc.	412,444	14,971,717
Intel Corp.	1,551,156	76,875,291
International Business Machines Corp.	341,620	44,417,432
Intuit Inc.	107,868	51,867,249
IPG Photonics Corp.(a)	13,728	1,506,785
Jack Henry & Associates Inc.	27,561	5,430,895
Juniper Networks Inc.	125,748	4,672,796
Keysight Technologies Inc.(a)	69,956	11,050,949
KLA Corp.	57,549	21,066,387
Lam Research Corp.	53,140	28,568,595
Mastercard Inc., Class A	328,767	117,494,750
Microchip Technology Inc.	212,025	15,931,559
Micron Technology Inc.	426,559	33,224,681
Microsoft Corp.	2,855,797	880,470,773
Monolithic Power Systems Inc.	16,554	8,039,947
Motorola Solutions Inc.	64,182	15,544,880
NetApp Inc.	84,911	7,047,613
NortonLifeLock Inc.	220,815	5,856,014
NVIDIA Corp.	952,330	259,852,764
Oracle Corp.	600,183	49,653,140
Paychex Inc.	122,741	16,750,464
Paycom Software Inc.(a)	18,205	6,305,848
PayPal Holdings Inc.(a)	443,788	51,324,082
PTC Inc.(a)	39,926	4,300,829
Qorvo Inc.(a)	40,886	5,073,953
QUALCOMM Inc.	429,311	65,607,307
salesforce.com Inc.(a)	375,218	79,666,286
ServiceNow Inc.(a)	76,186	42,427,222
Skyworks Solutions Inc.	62,530	8,333,998
SolarEdge Technologies Inc.(a)	19,913	6,419,354
Synopsys Inc.(a)	58,449	19,479,298
TE Connectivity Ltd.	124,391	16,292,733
Teledyne Technologies Inc.(a)	17,707	8,368,859
Teradyne Inc.	61,891	7,317,373
Texas Instruments Inc.	351,809	64,549,915
Trimble Inc.(a)	95,289	6,874,148

Security	Shares	Value

United States (continued)
Tyler Technologies Inc.(a)	15,568	$6,926,048
VeriSign Inc.(a)	36,683	8,160,500
Visa Inc., Class A	631,747	140,102,532
Western Digital Corp.(a)	120,463	5,980,988
Zebra Technologies Corp., Class A(a)	20,220	8,365,014

		4,061,067,740

Total Common Stocks — 99.5% (Cost: $3,362,974,025)		4,975,113,577

Preferred Stocks

South Korea — 0.3%
Samsung Electronics Co. Ltd., Preference Shares, NVS	313,464	16,242,267

Total Preferred Stocks — 0.3% (Cost: $11,012,476)		16,242,267

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(d)(e)(f)	1,105,353	1,105,132
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(d)(e)	3,810,000	3,810,000

		4,915,132

Total Short-Term Investments — 0.1% (Cost: $4,914,518)		4,915,132

Total Investments in Securities — 99.9% (Cost: $3,378,901,019)		4,996,270,976

Other Assets, Less Liabilities — 0.1%		5,692,101

Net Assets — 100.0%		$5,001,963,077

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Global Tech ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$22,633,344	$—	$(21,520,165	)(a)	$(6,753)	$(1,294)	$1,105,132	1,105,353	$18,849	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,912,000	—	(102,000	)(a)	—	—	3,810,000	3,810,000	838		—

					$(6,753)	$(1,294)	$4,915,132		$19,687		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Technology Select Sector Index	54	06/17/22	$8,655	$647,643

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$647,643

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$55,375

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$508,555

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,319,448

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) March 31, 2022	iShares® Global Tech ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$4,142,403,515	$832,710,062	$—	$4,975,113,577
Preferred Stocks	—	16,242,267	—	16,242,267
Money Market Funds	4,915,132	—	—	4,915,132

	$4,147,318,647	$848,952,329	$—	$4,996,270,976

Derivative financial instruments(a)
Assets
Futures Contracts	$647,643	$—	$—	$647,643

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Global Utilities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.1%
APA Group	132,084	$1,049,783
Origin Energy Ltd.	193,270	899,618

		1,949,401

Austria — 0.4%
Verbund AG	7,471	788,969

Canada — 4.6%
Algonquin Power & Utilities Corp.	74,297	1,152,357
Brookfield Infrastructure Partners LP(a)	33,500	2,218,238
Emera Inc.	28,647	1,420,033
Fortis Inc.	52,109	2,577,210
Hydro One Ltd.(b)	33,478	901,923

		8,269,761

Chile — 0.2%
Enel Americas SA, ADR	43,082	257,200

Colombia — 0.2%
Interconexion Electrica SA ESP	50,451	324,929

Denmark — 1.4%
Orsted AS(b)	20,758	2,598,308

Finland — 0.5%
Fortum OYJ	48,226	881,429

France — 3.0%
Electricite de France SA	54,532	511,848
Engie SA	195,086	2,564,795
Veolia Environnement SA	72,178	2,314,277

		5,390,920

Germany — 3.4%
E.ON SE	246,372	2,862,385
RWE AG	74,416	3,240,258

		6,102,643

Hong Kong — 1.8%
CLP Holdings Ltd.	183,500	1,785,435
Hong Kong & China Gas Co. Ltd.	1,194,166	1,442,456

		3,227,891

Italy — 4.6%
Enel SpA	849,272	5,670,376
Snam SpA	224,973	1,297,317
Terna - Rete Elettrica Nazionale	154,399	1,325,867

		8,293,560

Japan — 1.8%
Chubu Electric Power Co. Inc.	79,800	825,917
Kansai Electric Power Co Inc/The	91,500	861,854
Osaka Gas Co. Ltd.	45,700	783,123
Tokyo Gas Co. Ltd.	45,800	838,470

		3,309,364

Portugal — 0.9%
EDP - Energias de Portugal SA	322,034	1,585,014

Spain — 5.7%
Enagas SA	23,897	530,663
Endesa SA	36,336	792,256
Iberdrola SA	645,709	7,057,579
Naturgy Energy Group SA	37,281	1,116,919

Security	Shares	Value

Spain (continued)
Red Electrica Corp. SA	41,560	$853,269

		10,350,686

United Kingdom — 6.3%
National Grid PLC	425,959	6,546,226
Severn Trent PLC	28,026	1,129,566
SSE PLC	115,423	2,637,304
United Utilities Group PLC	74,827	1,101,865

		11,414,961

United States — 63.8%
AES Corp. (The)	73,163	1,882,484
Alliant Energy Corp.	27,473	1,716,513
Ameren Corp.	28,267	2,650,314
American Electric Power Co. Inc.	55,357	5,522,968
American Water Works Co. Inc.	19,921	3,297,523
Atmos Energy Corp.	14,921	1,782,910
CenterPoint Energy Inc.	69,008	2,114,405
CMS Energy Corp.	31,797	2,223,882
Consolidated Edison Inc.	38,818	3,675,288
Constellation Energy Corp.	35,828	2,015,325
Dominion Energy Inc.	88,979	7,560,546
DTE Energy Co.	21,260	2,810,785
Duke Energy Corp.	84,499	9,435,158
Edison International	41,690	2,922,469
Entergy Corp.	22,133	2,584,028
Evergy Inc.	25,162	1,719,571
Eversource Energy	37,828	3,336,051
Exelon Corp.	107,684	5,128,989
FirstEnergy Corp.	62,767	2,878,495
NextEra Energy Inc.	213,442	18,080,672
NiSource Inc.	43,093	1,370,357
NRG Energy Inc.	27,105	1,039,748
Pinnacle West Capital Corp.	12,380	966,878
PPL Corp.	82,380	2,352,773
Public Service Enterprise Group Inc.	55,488	3,884,160
Sempra Energy	35,098	5,900,676
Southern Co. (The)	116,424	8,441,904
WEC Energy Group Inc.	34,705	3,463,906
Xcel Energy Inc.	59,236	4,275,062

		115,033,840

Total Common Stocks — 99.7% (Cost: $182,024,500)		179,778,876

Rights

France — 0.0%
Electricite de France SA (Expires 04/04/22)(c)	43,499	16,168

Total Rights — 0.0% (Cost: $0)		16,168

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(d)(e)(f)	20,250	20,246

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) March 31, 2022	iShares® Global Utilities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(d)(e)	190,000	$190,000

		210,246

Total Short-Term Investments — 0.1% (Cost: $210,243)		210,246

Total Investments in Securities — 99.8% (Cost: $182,234,743)		180,005,290

Other Assets, Less Liabilities — 0.2%		396,379

Net Assets — 100.0%		$180,401,669

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$20,323	(a)	$—		$(80)	$3	$20,246	20,250	$21,975	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	208,000	—		(18,000	)(a)	—	—	190,000	190,000	51		—

						$(80)	$3	$210,246		$22,026		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Utilities Select Sector Index	6	06/17/22	$ 450	$23,096

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$23,096

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Global Utilities ETF

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$60,038

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$9,309

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$557,618

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$123,885,730	$55,893,146	$—	$179,778,876
Rights	—	16,168	—	16,168
Money Market Funds	210,246	—	—	210,246

	$124,095,976	$55,909,314	$—	$180,005,290

Derivative financial instruments(a)
Assets
Futures Contracts	$23,096	$—	$—	$23,096

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	61

Statements of Assets and Liabilities

March 31, 2022

	iShares Global Comm Services ETF	iShares Global Consumer Discretionary ETF	iShares Global Consumer Staples ETF	iShares Global Energy ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$239,804,333	$357,498,295	$1,016,391,711	$2,273,704,324
Affiliated(c)	330,000	2,598,868	1,794,159	3,430,000
Cash	10,527	7,056	3,999	—
Foreign currency, at value(d)	281,458	454,190	1,951,809	2,856,437
Cash pledged:
Futures contracts	20,000	41,000	204,000	556,000
Foreign currency collateral pledged:
Futures contracts(e)	6,287	47,390	88,914	89,328
Receivables:
Investments sold	155,932	194	798	4,890
Securities lending income — Affiliated	—	180	75	—
Dividends	399,443	532,213	2,891,898	3,592,539
Tax reclaims	21,501	65,158	482,734	342,344

Total assets	241,029,481	361,244,544	1,023,810,097	2,284,575,862

LIABILITIES
Bank overdraft	—	—	—	2,806
Collateral on securities loaned, at value	—	2,229,784	404,140	—
Payables:
Investments purchased	259,762	—	1,264,864	2,736,770
Variation margin on futures contracts	7,020	22,207	24,994	116,961
Capital shares redeemed	—	—	—	113,524
Investment advisory fees	93,315	119,411	341,176	763,082
Professional fees	67,387	8,179	—	—
IRS compliance fee for foreign withholding tax claims	332,050	—	—	—

Total liabilities	759,534	2,379,581	2,035,174	3,733,143

NET ASSETS	$240,269,947	$358,864,963	$1,021,774,923	$2,280,842,719

NET ASSETS CONSIST OF:
Paid-in capital	$355,886,292	$405,538,664	$994,274,555	$2,248,956,601
Accumulated earnings (loss)	(115,616,345)	(46,673,701)	27,500,368	31,886,118

NET ASSETS	$240,269,947	$358,864,963	$1,021,774,923	$2,280,842,719

Shares outstanding	3,250,000	2,300,000	16,450,000	63,150,000

Net asset value	$73.93	$156.03	$62.11	$36.12

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$2,180,763	$401,109	$—
(b) Investments, at cost — Unaffiliated	$248,123,966	$378,823,696	$971,945,031	$2,033,363,099
(c) Investments, at cost — Affiliated	$330,000	$2,598,868	$1,794,140	$3,430,000
(d) Foreign currency, at cost	$279,657	$453,292	$1,951,424	$2,859,625
(e) Foreign currency collateral pledged, at cost	$6,404	$47,849	$90,143	$91,566

See notes to financial statements.

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

March 31, 2022

	iShares Global Financials ETF	iShares Global Healthcare ETF	iShares Global Industrials ETF	iShares Global Materials ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,139,669,548	$3,477,904,018	$374,837,046	$720,956,656
Affiliated(c)	17,394,213	10,925,148	3,125,249	2,490,000
Cash	17,043	—	42,499	146
Foreign currency, at value(d)	1,821,495	2,513,784	549,745	1,503,496
Cash pledged:
Futures contracts	282,999	604,000	46,000	157,000
Foreign currency collateral pledged:
Futures contracts(e)	177,207	—	57,347	187,424
Receivables:
Investments sold	471,163	—	—	—
Securities lending income — Affiliated	87	2,057	385	1
Capital shares sold	—	48,155	—	—
Dividends	3,888,011	4,555,026	618,214	4,180,440
Tax reclaims	764,567	2,865,679	196,378	319,838

Total assets	1,164,486,333	3,499,417,867	379,472,863	729,795,001

LIABILITIES
Bank overdraft	—	2,886	—	—
Collateral on securities loaned, at value	20,641	6,076,620	2,815,740	—
Payables:
Investments purchased	—	33,437	192	2,453,432
Variation margin on futures contracts	129,515	142,603	23,952	68,190
Capital shares redeemed	1,587,700	—	—	—
Investment advisory fees	581,849	1,157,006	131,755	235,676
Professional fees	21,307	—	20,110	10,139

Total liabilities	2,341,012	7,412,552	2,991,749	2,767,437

NET ASSETS	$1,162,145,321	$3,492,005,315	$376,481,114	$727,027,564

NET ASSETS CONSIST OF:
Paid-in capital	$1,298,576,272	$2,678,142,844	$413,127,229	$779,679,192
Accumulated earnings (loss)	(136,430,951)	813,862,471	(36,646,115)	(52,651,628)

NET ASSETS	$1,162,145,321	$3,492,005,315	$376,481,114	$727,027,564

Shares outstanding	14,600,000	39,950,000	3,250,000	7,750,000

Net asset value	$79.60	$87.41	$115.84	$93.81

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$20,058	$5,904,850	$2,790,080	$—
(b) Investments, at cost — Unaffiliated	$1,181,987,759	$2,593,970,668	$386,899,196	$685,751,740
(c) Investments, at cost — Affiliated	$19,752,125	$10,923,937	$3,124,788	$2,490,000
(d) Foreign currency, at cost	$1,826,681	$2,520,462	$548,147	$1,498,946
(e) Foreign currency collateral pledged, at cost	$178,011	$—	$57,823	$188,990

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Assets and Liabilities  (continued)

March 31, 2022

	iShares Global Tech ETF		iShares Global Utilities ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$4,991,355,844		$179,795,044
Affiliated(c)	4,915,132		210,246
Cash	6,282		3,923
Foreign currency, at value(d)	3,183,989		223,887
Cash pledged:
Futures contracts	546,000		27,000
Receivables:
Securities lending income — Affiliated	552		1
Capital shares sold	2,447,559		—
Dividends	3,670,956		245,689
Tax reclaims	143,177		43,787
Other assets	10,270		—

Total assets	5,006,279,761		180,549,577

LIABILITIES
Collateral on securities loaned, at value	1,052,240		20,242
Payables:
Investments purchased	1,491,120		—
Variation margin on futures contracts	116,100		289
Investment advisory fees	1,637,564		56,441
Professional fees	19,660		22,667
IRS compliance fee for foreign withholding tax claims	—		48,269

Total liabilities	4,316,684		147,908

NET ASSETS	$5,001,963,077		$180,401,669

NET ASSETS CONSIST OF:
Paid-in capital	$3,441,790,424		$226,030,076
Accumulated earnings (loss)	1,560,172,653		(45,628,407)

NET ASSETS	$5,001,963,077		$180,401,669

Shares outstanding	86,450,000	(e)	2,750,000

Net asset value	$57.86	(e)	$65.60

Shares authorized	Unlimited		Unlimited

Par value	None		None

(a) Securities loaned, at value	$1,026,731		$16,007
(b) Investments, at cost — Unaffiliated	$3,373,986,501		$182,024,500
(c) Investments, at cost — Affiliated	$4,914,518		$210,243
(d) Foreign currency, at cost	$3,174,338		$223,030
(e) Shares outstanding and net asset value per share reflect a six-for-one stock split effective after the close of trading on July 16, 2021.

See notes to financial statements.

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2022

	iShares Global Comm Services ETF	iShares Global Consumer Discretionary ETF	iShares Global Consumer Staples ETF	iShares Global Energy ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$4,390,503	$4,672,840	$19,702,572	$80,944,262
Dividends — Affiliated	368	288	330	752
Securities lending income — Affiliated — net	3,347	3,872	5,560	133
Other income — Unaffiliated	8,592	1,447	—	—
Foreign taxes withheld	(449,193)	(278,017)	(662,763)	(3,922,065)
Foreign withholding tax claims	453,223	83,012	—	—
IRS Compliance fee for foreign withholding tax claims	(321,410)	—	—	—

Total investment income	4,085,430	4,483,442	19,045,699	77,023,082

EXPENSES
Investment advisory fees	1,246,269	1,787,909	2,921,293	6,542,597
Commitment fees	452	381	283	2,887
Professional fees	79,705	8,663	217	217

Total expenses	1,326,426	1,796,953	2,921,793	6,545,701

Net investment income	2,759,004	2,686,489	16,123,906	70,477,381

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	5,155,604	111,680	(2,283,590)	(60,994,135)
Investments — Affiliated	(928)	(1,816)	(613)	21
In-kind redemptions — Unaffiliated	54,142,130	70,613,239	25,743,833	171,137,895
Futures contracts	44,873	1,938	369,612	3,276,267
Foreign currency transactions	(20,147)	(40,394)	(52,363)	(297,276)

Net realized gain	59,321,532	70,684,647	23,776,879	113,122,772

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(79,137,381)	(98,149,071)	6,841,262	515,896,207
Investments — Affiliated	—	—	19	—
Futures contracts	(4,234)	54,406	137,452	203,096
Foreign currency translations	7,477	150	(11,531)	(13,430)

Net change in unrealized appreciation (depreciation)	(79,134,138)	(98,094,515)	6,967,202	516,085,873

Net realized and unrealized gain (loss)	(19,812,606)	(27,409,868)	30,744,081	629,208,645

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,053,602)	$(24,723,379)	$46,867,987	$699,686,026

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Operations  (continued)

Year Ended March 31, 2022

	iShares Global Financials ETF	iShares Global Healthcare ETF	iShares Global Industrials ETF	iShares Global Materials ETF

INVESTMENT INCOME
Dividends — Unaffiliated.	$63,671,276	$58,034,489	$7,434,558	$30,948,485
Dividends — Affiliated	813,081	2,858	173	199
Securities lending income — Affiliated — net	12,696	15,116	2,672	59,165
Other income — Unaffiliated	2,475	—	2,666	2,977
Foreign taxes withheld	(3,703,824)	(2,927,938)	(490,964)	(1,058,682)
Foreign withholding tax claims	217,359	—	204,899	102,111

Total investment income	61,013,063	55,124,525	7,154,004	30,054,255

EXPENSES
Investment advisory fees	9,903,298	13,277,303	1,715,491	3,115,779
Commitment fees	5,726	—	67	3,551
Professional fees	22,201	217	20,974	10,726

Total expenses	9,931,225	13,277,520	1,736,532	3,130,056

Net investment income	51,081,838	41,847,005	5,417,472	26,924,199

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(45,127,205)	(8,391,340)	(1,833,054)	(8,818,529)
Investments — Affiliated	(124,865)	(10,534)	(862)	—
In-kind redemptions — Unaffiliated	122,216,193	81,823,426	17,558,141	101,537,006
In-kind redemptions — Affiliated	(259,917)	—	—	—
Futures contracts	21,910	2,048,292	(41,447)	106,177
Foreign currency transactions	(291,770)	(131,935)	(3,347)	(75,675)

Net realized gain	76,434,346	75,337,909	15,679,431	92,748,979

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(53,091,380)	300,968,363	(14,939,384)	(44,031,152)
Investments — Affiliated	(3,889,747)	(1,154)	256	—
Futures contracts	(52,415)	346,583	5,992	261,389
Foreign currency translations	(28,858)	(4,126)	(943)	30,028

Net change in unrealized appreciation (depreciation)	(57,062,400)	301,309,666	(14,934,079)	(43,739,735)

Net realized and unrealized gain	19,371,946	376,647,575	745,352	49,009,244

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,453,784	$418,494,580	$6,162,824	$75,933,443

See notes to financial statements.

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended March 31, 2022

	iShares Global Tech ETF	iShares Global Utilities ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$50,436,075	$5,189,599
Dividends — Affiliated	1,006	51
Non-cash dividends — Unaffiliated	—	274,008
Securities lending income — Affiliated — net	18,681	21,975
Other income — Unaffiliated	3,318	—
Foreign taxes withheld	(2,202,521)	(236,529)
Foreign withholding tax claims	192,015	—
IRS Compliance fee for foreign withholding tax claims	—	30,831

Total investment income	48,448,574	5,279,935

EXPENSES
Investment advisory fees	21,525,565	637,269
Commitment fees	22,987	20
Professional fees	19,750	33,524

Total expenses	21,568,302	670,813

Net investment income	26,880,272	4,609,122

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	11,410,180	(5,476,436)
Investments — Affiliated	(6,753)	(80)
In-kind redemptions — Unaffiliated	1,083,932,987	3,670,866
Futures contracts	55,375	60,038
Foreign currency transactions	(287,729)	(27,218)

Net realized gain (loss)	1,095,104,060	(1,772,830)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(518,553,705)	13,089,100
Investments — Affiliated	(1,294)	3
Futures contracts	508,555	9,309
Foreign currency translations	133,398	(1,916)

Net change in unrealized appreciation (depreciation)	(517,913,046)	13,096,496

Net realized and unrealized gain	577,191,014	11,323,666

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$604,071,286	$15,932,788

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Changes in Net Assets

	iShares Global Comm Services ETF		iShares Global Consumer Discretionary ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,759,004	$2,931,053	$2,686,489	$2,194,646
Net realized gain (loss)	59,321,532	20,120,280	70,684,647	(3,864,609)
Net change in unrealized appreciation (depreciation)	(79,134,138)	107,127,896	(98,094,515)	131,716,337

Net increase (decrease) in net assets resulting from operations	(17,053,602)	130,179,229	(24,723,379)	130,046,374

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(5,514,816)	(3,194,408)	(4,140,498)	(1,983,808)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(57,541,140)	(31,968,301)	(43,016,116)	145,733,246

NET ASSETS
Total increase (decrease) in net assets	(80,109,558)	95,016,520	(71,879,993)	273,795,812
Beginning of year	320,379,505	225,362,985	430,744,956	156,949,144

End of year	$240,269,947	$320,379,505	$358,864,963	$430,744,956

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Global Consumer Staples ETF		iShares Global Energy ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$16,123,906	$14,978,434	$70,477,381	$47,071,842
Net realized gain (loss)	23,776,879	47,826,744	113,122,772	(38,459,112)
Net change in unrealized appreciation (depreciation)	6,967,202	75,904,067	516,085,873	320,650,620

Net increase in net assets resulting from operations	46,867,987	138,709,245	699,686,026	329,263,350

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(15,010,694)	(14,922,745)	(64,194,482)	(44,636,580)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	464,010,197	(281,259,288)	337,330,459	406,575,701

NET ASSETS
Total increase (decrease) in net assets	495,867,490	(157,472,788)	972,822,003	691,202,471
Beginning of year	525,907,433	683,380,221	1,308,020,716	616,818,245

End of year	$1,021,774,923	$525,907,433	$2,280,842,719	$1,308,020,716

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Changes in Net Assets (continued)

	iShares Global Financials ETF		iShares Global Healthcare ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$51,081,838	$6,364,875	$41,847,005	$33,112,125
Net realized gain (loss)	76,434,346	(19,276,017)	75,337,909	65,418,175
Net change in unrealized appreciation (depreciation)	(57,062,400)	142,359,595	301,309,666	441,025,445

Net increase in net assets resulting from operations	70,453,784	129,448,453	418,494,580	539,555,745

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(47,722,673)	(6,228,611)	(39,505,134)	(31,015,428)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	666,670,761	146,450,450	407,814,541	249,269,156

NET ASSETS
Total increase in net assets	689,401,872	269,670,292	786,803,987	757,809,473
Beginning of year	472,743,449	203,073,157	2,705,201,328	1,947,391,855

End of year	$1,162,145,321	$472,743,449	$3,492,005,315	$2,705,201,328

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Global Industrials ETF		iShares Global Materials ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,417,472	$3,917,359	$26,924,199	$11,643,528
Net realized gain (loss)	15,679,431	56,361,275	92,748,979	(6,540,684)
Net change in unrealized appreciation (depreciation)	(14,934,079)	70,306,075	(43,739,735)	177,378,292

Net increase in net assets resulting from operations	6,162,824	130,584,709	75,933,443	182,481,136

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(6,438,398)	(3,589,504)	(25,613,809)	(6,021,339)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(45,709,099)	148,891,058	(46,291,020)	417,407,351

NET ASSETS
Total increase (decrease) in net assets	(45,984,673)	275,886,263	4,028,614	593,867,148
Beginning of year	422,465,787	146,579,524	722,998,950	129,131,802

End of year	$376,481,114	$422,465,787	$727,027,564	$722,998,950

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Statements of Changes in Net Assets (continued)

	iShares Global Tech ETF		iShares Global Utilities ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$26,880,272	$32,041,421	$4,609,122	$4,555,188
Net realized gain (loss)	1,095,104,060	147,031,442	(1,772,830)	(619,570)
Net change in unrealized appreciation (depreciation)	(517,913,046)	1,854,215,133	13,096,496	33,449,472

Net increase in net assets resulting from operations	604,071,286	2,033,287,996	15,932,788	37,385,090

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(32,243,037)	(30,800,295)	(4,448,043)	(4,959,902)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(616,406,539)	291,181,184	17,649,357	(33,280,461)

NET ASSETS
Total increase (decrease) in net assets	(44,578,290)	2,293,668,885	29,134,102	(855,273)
Beginning of year	5,046,541,367	2,752,872,482	151,267,567	152,122,840

End of year	$5,001,963,077	$5,046,541,367	$180,401,669	$151,267,567

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Global Comm Services ETF

	Year Ended 03/31/22		Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$80.09		$51.81	$56.22	$57.19	$59.45

Net investment income(a)	0.74	(b)	0.66	0.78	1.82	2.21
Net realized and unrealized gain (loss)(c)		(5.42)	28.33	(3.85)	(0.62)	(2.41)

Net increase (decrease) from investment operations		(4.68)	28.99	(3.07)	1.20	(0.20)

Distributions(d)
From net investment income		(1.48)	(0.71)	(1.34)	(2.17)	(2.06)

Total distributions		(1.48)	(0.71)	(1.34)	(2.17)	(2.06)

Net asset value, end of year	$73.93		$80.09	$51.81	$56.22	$57.19

Total Return(e)
Based on net asset value	(6.03	)%(b)	56.20%	(5.70)%	2.37%	(0.46)%

Ratios to Average Net Assets(f)
Total expenses		0.43%	0.43%	0.46%	0.46%	0.47%

Total expenses excluding professional fees for foreign withholding tax claims		0.41%	N/A	N/A	N/A	N/A

Net investment income	0.89	%(b)	0.96%	1.34%	3.28%	3.71%

Supplemental Data
Net assets, end of year (000)	$240,270		$320,380	$225,363	$236,105	$400,339

Portfolio turnover rate(g)		18%	13%	24%	79%	3%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2022:
• Net investment income per share by $0.10.
• Total return by 0.15%.
• Ratio of net investment income to average net assets by 0.12%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Consumer Discretionary ETF

	Year Ended 03/31/22		Year Ended 03/31/21	Year Ended 03/31/20		Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$162.55		$95.12	$113.27		$111.45	$96.61

Net investment income(a)	1.02	(b)	1.06	1.75		1.70	1.42
Net realized and unrealized gain (loss)(c)		(5.95)	67.38	(18.03)		1.87	14.79

Net increase (decrease) from investment operations		(4.93)	68.44	(16.28)		3.57	16.21

Distributions(d)
From net investment income		(1.59)	(1.01)	(1.87)		(1.75)	(1.37)

Total distributions		(1.59)	(1.01)	(1.87)		(1.75)	(1.37)

Net asset value, end of year	$156.03		$162.55	$95.12		$113.27	$111.45

Total Return(e)
Based on net asset value	(3.13	)%(b)	72.21%	(14.71	)%(f)	3.32%	16.81%

Ratios to Average Net Assets(g)
Total expenses		0.40%	0.43%	0.46%		0.46%	0.47%

Total expenses excluding professional fees for foreign withholding tax claims		0.40%	N/A	N/A		N/A	N/A

Net investment income	0.60	%(b)	0.75%	1.47%		1.51%	1.35%

Supplemental Data
Net assets, end of year (000)	$358,865		$430,745	$156,949		$203,889	$278,617

Portfolio turnover rate(h)		12%	34%	17%		30%	6%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2022:
• Net investment income per share by $0.03.
• Total return by 0.02%.
• Ratio of net investment income to average net assets by 0.02%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Consumer Staples ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	03/31/22	03/31/21	03/31/20	03/31/19 (a)	03/31/18 (a)

Net asset value, beginning of year	$58.11	$47.96	$51.67	$50.14	$49.65

Net investment income(b)	1.37	1.34	1.18	1.20	1.12
Net realized and unrealized gain (loss)(c)	4.09	10.17	(3.69)	1.70	0.52

Net increase (decrease) from investment operations	5.46	11.51	(2.51)	2.90	1.64

Distributions(d)
From net investment income	(1.46)	(1.36)	(1.20)	(1.37)	(1.15)

Total distributions	(1.46)	(1.36)	(1.20)	(1.37)	(1.15)

Net asset value, end of year	$62.11	$58.11	$47.96	$51.67	$50.14

Total Return(e)
Based on net asset value	9.42%	24.21%	(5.10)%	6.07%	3.19%

Ratios to Average Net Assets(f)
Total expenses	0.40%	0.43%	0.46%	0.46%	0.47%

Net investment income	2.22%	2.46%	2.21%	2.43%	2.18%

Supplemental Data
Net assets, end of year (000)	$1,021,775	$525,907	$683,380	$738,832	$536,507

Portfolio turnover rate(g)	8%	7%	7%	7%	5%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on May 1, 2018.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Energy ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$24.63	$17.06	$33.70	$33.91	$33.19

Net investment income(a)	1.22	0.94	1.13	1.11	1.14
Net realized and unrealized gain (loss)(b)	11.37	7.62	(15.61)	(0.29)	0.66

Net increase (decrease) from investment operations	12.59	8.56	(14.48)	0.82	1.80

Distributions(c)
From net investment income	(1.10)	(0.99)	(2.16)	(1.03)	(1.08)

Total distributions	(1.10)	(0.99)	(2.16)	(1.03)	(1.08)

Net asset value, end of year	$36.12	$24.63	$17.06	$33.70	$33.91

Total Return(d)
Based on net asset value	52.61%	51.36%	(45.73)%	2.56%	5.56%

Ratios to Average Net Assets(e)
Total expenses	0.40%	0.43%	0.46%	0.46%	0.47%

Net investment income	4.33%	4.65%	3.78%	3.17%	3.39%

Supplemental Data
Net assets, end of year (000)	$2,280,843	$1,308,021	$616,818	$1,031,245	$1,154,552

Portfolio turnover rate(f)	6%	5%	7%	6%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

76	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Financials ETF

	Year Ended 03/31/22		Year Ended 03/31/21	Year Ended 03/31/20		Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$73.29		$47.23	$61.61		$68.93	$60.82

Net investment income(a)	1.65	(b)	1.36	1.71		1.84	1.47
Net realized and unrealized gain (loss)(c)	6.01		26.09	(14.12)		(7.38)	8.12

Net increase (decrease) from investment operations	7.66		27.45	(12.41)		(5.54)	9.59

Distributions(d)
From net investment income		(1.35)	(1.39)	(1.97)		(1.78)	(1.48)

Total distributions		(1.35)	(1.39)	(1.97)		(1.78)	(1.48)

Net asset value, end of year	$79.60		$73.29	$47.23		$61.61	$68.93

Total Return(e)
Based on net asset value	10.48	%(b)	58.99%	(20.99	)%(f)	(8.02)%	15.91%

Ratios to Average Net Assets(g)
Total expenses		0.40%	0.43%	0.46%		0.46%	0.47%

Total expenses excluding professional fees for foreign withholding tax claims		0.40%	0.43%	N/A		0.46%	N/A

Net investment income	2.07	%(b)	2.28%	2.66%		2.84%	2.19%

Supplemental Data
Net assets, end of year (000)	$1,162,145		$472,743	$203,073		$341,918	$634,120

Portfolio turnover rate(h)		12%	4%	7%		7%	4%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2022:
• Net investment income per share by $0.01.
• Total return by 0.02%.
• Ratio of net investment income to average net assets by 0.01%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Healthcare ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	03/31/22	03/31/21	03/31/20	03/31/19 (a)	03/31/18 (a)

Net asset value, beginning of year	$76.96	$60.95	$61.13	$55.61	$51.44

Net investment income(b)	1.07	1.02	0.96	0.92	0.79
Net realized and unrealized gain (loss)(c)	10.39	15.96	(0.16)	5.80	4.20

Net increase from investment operations	11.46	16.98	0.80	6.72	4.99

Distributions(d)
From net investment income	(1.01)	(0.97)	(0.98)	(1.20)	(0.82)

Total distributions	(1.01)	(0.97)	(0.98)	(1.20)	(0.82)

Net asset value, end of year	$87.41	$76.96	$60.95	$61.13	$55.61

Total Return(e)
Based on net asset value	14.94%	28.03%	1.23%	12.29%	9.70%

Ratios to Average Net Assets(f)
Total expenses	0.40%	0.43%	0.46%	0.46%	0.47%

Net investment income	1.27%	1.41%	1.52%	1.55%	1.42%

Supplemental Data
Net assets, end of year (000)	$3,492,005	$2,705,201	$1,947,392	$2,121,287	$1,568,110

Portfolio turnover rate(g)	4%	5%	5%	8%	4%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on May 1, 2018.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

78	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Industrials ETF

	Year Ended 03/31/22		Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$115.74		$71.50	$88.88	$91.22	$80.47

Net investment income(a)	1.53	(b)	1.32	1.61	1.65	1.43
Net realized and unrealized gain (loss)(c)	0.32		44.27	(17.32)	(2.27)	10.69

Net increase (decrease) from investment operations	1.85		45.59	(15.71)	(0.62)	12.12

Distributions(d)
From net investment income		(1.75)	(1.35)	(1.67)	(1.72)	(1.37)

Total distributions		(1.75)	(1.35)	(1.67)	(1.72)	(1.37)

Net asset value, end of year	$115.84		$115.74	$71.50	$88.88	$91.22

Total Return(e)
Based on net asset value	1.54	%(b)	64.27%	(18.08)%	(0.59)%	15.14%

Ratios to Average Net Assets(f)
Total expenses		0.41%	0.43%	0.46%	0.46%	0.47%

Total expenses excluding professional fees for foreign withholding tax claims		0.40%	0.43%	N/A	N/A	N/A

Net investment income	1.27	%(b)	1.34%	1.75%	1.87%	1.61%

Supplemental Data
Net assets, end of year (000)	$376,481		$422,466	$146,580	$217,744	$360,338

Portfolio turnover rate(g)		7%	8%	5%	5%	6%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2022:
• Net investment income per share by $0.05.
• Total return by 0.05%.
• Ratio of net investment income to average net assets by 0.04%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Materials ETF

	Year Ended 03/31/22		Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$86.59		$49.67	$64.22	$67.34	$59.25

Net investment income(a)	3.16	(b)	2.07	1.54	1.91	1.33
Net realized and unrealized gain (loss)(c)	7.23		35.84	(13.63)	(3.44)	7.99

Net increase (decrease) from investment operations	10.39		37.91	(12.09)	(1.53)	9.32

Distributions(d)
From net investment income		(3.17)	(0.99)	(2.46)	(1.59)	(1.23)

Total distributions		(3.17)	(0.99)	(2.46)	(1.59)	(1.23)

Net asset value, end of year	$93.81		$86.59	$49.67	$64.22	$67.34

Total Return(e)
Based on net asset value	12.19	%(b)	76.78%	(19.66)%	(2.14)%	15.84%

Ratios to Average Net Assets(f)
Total expenses		0.40%	0.43%	0.45%	0.46%	0.47%

Total expenses excluding professional fees for foreign withholding tax claims		0.40%	N/A	N/A	0.46%	N/A

Net investment income	3.48	%(b)	2.76%	2.43%	2.91%	2.02%

Supplemental Data
Net assets, end of year (000)	$727,028		$722,999	$129,132	$208,704	$400,667

Portfolio turnover rate(g)		6%	4%	12%	11%	8%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2022:
• Net investment income per share by $0.01.
• Total return by (0.01)%.
• Ratio of net investment income to average net assets by 0.01%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

80	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Tech ETF

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	03/31/22	(a)	03/31/21 (a)	03/31/20 (a)	03/31/19 (a)	03/31/18 (a)

Net asset value, beginning of year	$51.13		$30.49	$28.48	$26.31	$20.68

Net investment income(b)	0.29	(c)	0.33	0.38	0.30	0.20
Net realized and unrealized gain(d)	6.81		20.62	2.00	2.10	5.67

Net increase from investment operations	7.10		20.95	2.38	2.40	5.87

Distributions(e)
From net investment income		(0.37)	(0.31)	(0.37)	(0.23)	(0.24)

Total distributions		(0.37)	(0.31)	(0.37)	(0.23)	(0.24)

Net asset value, end of year	$57.86		$51.13	$30.49	$28.48	$26.31

Total Return(f)
Based on net asset value	13.89	%(c)	68.97%	8.33%	9.19%	28.49%

Ratios to Average Net Assets(g)
Total expenses		0.40%	0.43%	0.46%	0.46%	0.47%

Total expenses excluding professional fees for foreign withholding tax claims		0.40%	0.43%	N/A	0.46%	N/A

Net investment income	0.50	%(c)	0.75%	1.21%	1.09%	0.82%

Supplemental Data
Net assets, end of year (000)	$5,001,963		$5,046,541	$2,752,872	$2,819,178	$1,538,998

Portfolio turnover rate(h)		7%	4%	7%	17%	5%

(a)	Per share amounts reflect a six-for-one stock split effective after the close of trading on July 16, 2021.
(b)	Based on average shares outstanding.
(c)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2022:
• Net investment income per share by $0.00.
• Total return by 0.01%.
• Ratio of net investment income to average net assets by 0.00%.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Utilities ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$60.51	$50.71	$54.08	$48.78	$48.09

Net investment income(a)	1.81	1.71	1.62	1.78	1.79
Net realized and unrealized gain (loss)(b)	5.08	9.68	(2.98)	5.07	0.69

Net increase (decrease) from investment operations	6.89	11.39	(1.36)	6.85	2.48

Distributions(c)
From net investment income	(1.80)	(1.59)	(2.01)	(1.55)	(1.79)

Total distributions	(1.80)	(1.59)	(2.01)	(1.55)	(1.79)

Net asset value, end of year	$65.60	$60.51	$50.71	$54.08	$48.78

Total Return(d)
Based on net asset value	11.59%	22.70%	(2.84)%	14.40%	5.13%

Ratios to Average Net Assets(e)
Total expenses	0.42%	0.43%	0.46%	0.46%	0.47%

Net investment income	2.91%	3.03%	2.87%	3.53%	3.58%

Supplemental Data
Net assets, end of year (000)	$180,402	$151,268	$152,123	$208,222	$131,708

Portfolio turnover rate(f)	9%	7%	6%	8%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

82	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Global Comm Services	Non-diversified
Global Consumer Discretionary	Diversified
Global Consumer Staples	Diversified
Global Energy	Non-diversified
Global Financials	Diversified
Global Healthcare	Diversified
Global Industrials	Diversified
Global Materials	Diversified
Global Tech	Non-diversified
Global Utilities	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements   (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

84	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Global Consumer Discretionary
BNP Paribas SA	$2,180,763	$2,180,763		$—	$—

Global Consumer Staples
Barclays Bank PLC	$401,109	$401,109		$—	$—

Global Financials
UBS Securities LLC	$20,058	$20,058		$—	$—

Global Healthcare
Citigroup Global Markets, Inc.	$5,735,274	$5,735,274		$—	$—
Morgan Stanley	169,576	169,576		—	—

	$5,904,850	$5,904,850		$—	$—

Global Industrials
Barclays Bank PLC	$976,759	$976,759		$—	$—
BNP Paribas SA	1,236,761	1,236,761		—	—
Morgan Stanley	162,043	159,933		—	(2,110	)(b)
UBS AG	257,701	253,753		—	(3,948	)(b)
UBS Securities LLC	156,816	154,414		—	(2,402	)(b)

	$2,790,080	$2,781,620		$—	$(8,460)

Global Tech
Citigroup Global Markets, Inc.	$411,366	$411,366		$—	$—
J.P. Morgan Securities LLC	599,094	599,094		—	—
Morgan Stanley	16,271	16,271		—	—

	$1,026,731	$1,026,731		$—	$—

Global Utilities
Jefferies LLC	$16,007	$16,007		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements   (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $10 billion	0.4800%
Over $10 billion, up to and including $20 billion	0.4300
Over $20 billion, up to and including $30 billion	0.3800
Over $30 billion, up to and including $40 billion	0.3420
Over $40 billion	0.3078

Prior to July 14, 2021, for its investment advisory services to each Fund, BFA was entitled to annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $10 billion	0.480%
Over $10 billion, up to and including $20 billion	0.430
Over $20 billion, up to and including $30 billion	0.380
Over $30 billion	0.342

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution

86	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares Global Comm Services ETF and iShares Global Tech ETF (the “Group 1 Funds”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Healthcare ETF, iShares Global Industrials ETF, iShares Global Materials ETF and iShares Global Utilities ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, each Group 1 Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended March 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Global Comm Services	$1,244
Global Consumer Discretionary	1,246
Global Consumer Staples	1,727
Global Energy	51
Global Financials	3,338
Global Healthcare	6,372
Global Industrials	942
Global Materials	13,213
Global Tech	8,001
Global Utilities	4,868

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements   (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Global Comm Services	$22,463,357	$11,254,332	$(1,148,698)
Global Consumer Discretionary	7,560,633	8,217,707	(146,301)
Global Consumer Staples	12,117,033	6,369,080	(82,878)
Global Energy	24,814,367	12,342,658	(11,660,872)
Global Financials	40,199,839	18,298,119	(2,738,976)
Global Healthcare	55,686,886	5,762,103	(826,306)
Global Industrials	7,373,897	4,907,935	463,289
Global Materials	1,917,848	2,107,784	(279,005)
Global Tech	44,892,398	23,658,893	(624,936)
Global Utilities	3,147,352	3,580,837	68,725

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Global Comm Services	$72,310,374	$56,962,372
Global Consumer Discretionary	68,521,797	53,091,161
Global Consumer Staples	71,962,851	56,641,305
Global Energy	130,131,192	93,480,264
Global Financials	478,705,294	285,171,116
Global Healthcare	162,209,517	118,379,288
Global Industrials	28,126,550	31,105,986
Global Materials	53,545,626	46,265,933
Global Tech	355,699,803	381,813,870
Global Utilities	15,861,763	14,929,399

For the year ended March 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Global Comm Services	$157,600,598	$230,551,726
Global Consumer Discretionary	202,511,704	261,428,322
Global Consumer Staples	554,657,666	104,635,543
Global Energy	1,276,644,944	960,131,608
Global Financials	3,053,445,678	2,577,585,575
Global Healthcare	543,236,511	177,958,061
Global Industrials	92,926,454	136,726,362
Global Materials	311,592,916	364,524,698
Global Tech	1,415,392,364	2,008,476,428
Global Utilities	64,539,791	47,631,024

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

88	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Global Comm Services	$53,400,340	$(53,400,340)
Global Consumer Discretionary	69,988,394	(69,988,394)
Global Consumer Staples	25,743,599	(25,743,599)
Global Energy	146,628,475	(146,628,475)
Global Financials	112,571,210	(112,571,210)
Global Healthcare	80,980,497	(80,980,497)
Global Industrials	17,243,004	(17,243,004)
Global Materials	100,181,039	(100,181,039)
Global Tech	1,079,636,830	(1,079,636,830)
Global Utilities	2,527,600	(2,527,600)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/22	Year Ended 03/31/21

Global Comm Services Ordinary income	$5,514,816	$3,194,408

Global Consumer Discretionary Ordinary income	$4,140,498	$1,983,808

Global Consumer Staples Ordinary income	$15,010,694	$14,922,745

Global Energy Ordinary income	$64,194,482	$44,636,580

Global Financials Ordinary income	$47,722,673	$6,228,611

Global Healthcare Ordinary income	$39,505,134	$31,015,428

Global Industrials Ordinary income	$6,438,398	$3,589,504

Global Materials Ordinary income	$25,613,809	$6,021,339

Global Tech Ordinary income	$32,243,037	$30,800,295

Global Utilities Ordinary income	$4,448,043	$4,959,902

As of March 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

Global Comm Services	$325,169	$(103,298,108)	$(12,643,406)	$(115,616,345)
Global Consumer Discretionary	672,725	(23,915,694)	(23,430,732)	(46,673,701)
Global Consumer Staples	4,485,405	(18,264,523)	41,279,486	27,500,368
Global Energy	15,824,401	(194,620,291)	210,682,008	31,886,118
Global Financials	7,560,095	(95,814,627)	(48,176,419)	(136,430,951)
Global Healthcare	14,879,475	(67,956,469)	866,939,465	813,862,471
Global Industrials	2,188,999	(24,121,065)	(14,714,049)	(36,646,115)
Global Materials	8,140,510	(89,618,604)	28,826,466	(52,651,628)
Global Tech	4,806,581	(46,874,482)	1,602,240,554	1,560,172,653
Global Utilities	959,995	(42,422,177)	(4,166,225)	(45,628,407)

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements   (continued)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended March 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

Global Comm Services	$6,352,409
Global Consumer Discretionary	632,302
Global Tech	15,125,556

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Global Comm Services	$252,785,329	$20,121,356	$(32,772,252)	$(12,650,896)
Global Consumer Discretionary	383,537,110	23,535,481	(46,961,870)	(23,426,389)
Global Consumer Staples	976,904,569	104,663,662	(63,382,361)	41,281,301
Global Energy	2,066,431,910	312,637,902	(101,935,488)	210,702,414
Global Financials	1,205,218,370	57,088,930	(105,243,539)	(48,154,609)
Global Healthcare	2,621,879,548	987,059,631	(120,110,013)	866,949,618
Global Industrials	392,671,666	30,860,764	(45,572,767)	(14,712,003)
Global Materials	694,646,608	75,788,346	(46,962,001)	28,826,345
Global Tech	3,394,007,836	1,731,086,625	(128,823,485)	1,602,263,140
Global Utilities	184,169,764	14,924,792	(19,089,266)	(4,164,474)

9.	LINE OF CREDIT

The iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Industrials ETF, iShares Global Materials ETF, iShares Global Tech ETF and iShares Global Utilities ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Industrials ETF, iShares Global Materials ETF, iShares Global Tech ETF and iShares Global Utilities ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended March 31, 2022, the Funds did not borrow under the Credit Agreement or Syndicated Credit Agreement.

90	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements   (continued)

debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/22		Year Ended 03/31/21

iShares ETF	Shares	Amount	Shares	Amount

Global Comm Services
Shares sold	2,400,000	$180,066,363	750,000	$48,313,418
Shares redeemed	(3,150,000)	(237,607,503)	(1,100,000)	(80,281,719)

Net decrease	(750,000)	$(57,541,140)	(350,000)	$(31,968,301)

Global Consumer Discretionary
Shares sold	1,350,000	$226,608,040	1,300,000	$185,563,893
Shares redeemed	(1,700,000)	(269,624,156)	(300,000)	(39,830,647)

Net increase (decrease)	(350,000)	$(43,016,116)	1,000,000	$145,733,246

Global Consumer Staples
Shares sold	9,150,000	$571,394,685	550,000	$30,568,546
Shares redeemed	(1,750,000)	(107,384,488)	(5,750,000)	(311,827,834)

Net increase (decrease)	7,400,000	$464,010,197	(5,200,000)	$(281,259,288)

Global Energy
Shares sold	46,650,000	$1,309,027,739	54,900,000	$1,108,103,622
Shares redeemed	(36,600,000)	(971,697,280)	(37,950,000)	(701,527,921)

Net increase	10,050,000	$337,330,459	16,950,000	$406,575,701

Global Financials
Shares sold	42,650,000	$3,390,727,688	2,850,000	$180,470,187
Shares redeemed	(34,500,000)	(2,724,056,927)	(700,000)	(34,019,737)

Net increase	8,150,000	$666,670,761	2,150,000	$146,450,450

Global Healthcare
Shares sold	6,950,000	$589,227,954	6,300,000	$464,149,825
Shares redeemed	(2,150,000)	(181,413,413)	(3,100,000)	(214,880,669)

Net increase	4,800,000	$407,814,541	3,200,000	$249,269,156

92	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

	Year Ended 03/31/22			Year Ended 03/31/21

iShares ETF	Shares		Amount	Shares		Amount

Global Industrials
Shares sold	800,000		$96,528,258	4,500,000		$471,229,133
Shares redeemed	(1,200,000)		(142,237,357)	(2,900,000)		(322,338,075)

Net increase (decrease)	(400,000)		$(45,709,099)	1,600,000		$148,891,058

Global Materials
Shares sold	3,650,000		$336,899,964	6,500,000		$468,147,892
Shares redeemed	(4,250,000)		(383,190,984)	(750,000)		(50,740,541)

Net increase (decrease)	(600,000)		$(46,291,020)	5,750,000		$417,407,351

Global Tech
Shares sold	27,900,000	(a)	$1,627,576,238	14,400,000	(a)	$584,003,864
Shares redeemed	(40,150,000	)(a)	(2,243,982,777)	(6,000,000	)(a)	(292,822,680)

Net increase (decrease)	(12,250,000)		$(616,406,539)	8,400,000		$291,181,184

Global Utilities
Shares sold	1,050,000		$66,190,402	1,900,000		$96,618,404
Shares redeemed	(800,000)		(48,541,045)	(2,400,000)		(129,898,865)

Net increase (decrease)	250,000		$17,649,357	(500,000)		$(33,280,461)

(a)	Share transactions reflect a six-for-one stock split effective after the close of trading on July 16, 2021.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

The Board authorized a six-for-one stock split for the iShares Global Tech ETF, effective after the close of trading on July 16, 2021, for the shareholders of record on July 14, 2021. The impact of the stock split was an increase in the number of shares outstanding by a factor of six, while decreasing the NAV per share by a factor of six, resulting in no effect on the net assets of the Fund. The financial statements for the Fund have been adjusted to reflect the stock split.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF, iShares Global Financials ETF, iShares Global Industrials ETF, iShares Global Materials ETF and iShares Global Tech ETF have filed claims to recover taxes withheld by Sweden on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded a receivable for all recoverable taxes withheld by Sweden based upon determinations made by Swedish tax authorities. Professional and other fees associated with the filing of tax claims in Sweden that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds. The Funds continue to evaluate developments in Sweden, for potential impacts to the receivables and associated professional fees payable. Swedish tax claims receivable and related liabilities are disclosed in the Statements of Assets and Liabilities. Collection of this receivable, and any subsequent payment of associated liabilities, depends upon determinations made by Swedish tax authorities.

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares Global Consumer Discretionary ETF, iShares Global Financials ETF, iShares Global Industrials ETF, iShares Global Materials ETF and iShares Global Tech ETF is able to pass through to shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

The iShares Global Comm Services ETF and iShares Global Utilities ETF are expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Funds paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Funds have accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements   (continued)

13.	LEGAL PROCEEDINGS

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation sought to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Global Consumer Discretionary ETF received proceeds of $21,522 in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but were subject to various appeals. On February 22, 2022, the United States Supreme Court refused to hear the last of these appeals and, accordingly, the Litigation is now closed.

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

94	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF,

iShares Global Consumer Staples ETF, iShares Global Energy ETF,

iShares Global Financials ETF, iShares Global Healthcare ETF, iShares Global Industrials ETF,

iShares Global Materials ETF, iShares Global Tech ETF and iShares Global Utilities ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Healthcare ETF, iShares Global Industrials ETF, iShares Global Materials ETF, iShares Global Tech ETF and iShares Global Utilities ETF (ten of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	95

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Dividend Income

Global Comm Services	$5,910,790
Global Consumer Discretionary	5,467,500
Global Consumer Staples	19,549,785
Global Energy	83,076,242
Global Financials	61,295,874
Global Healthcare	57,999,596
Global Industrials	7,578,052
Global Materials	30,364,273
Global Tech	45,501,216
Global Utilities	5,403,870

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended March 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Global Materials	$26,898,046	$916,029

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Global Comm Services	40.33%
Global Consumer Discretionary	57.78%
Global Consumer Staples	64.95%
Global Energy	59.69%
Global Financials	42.49%
Global Healthcare	82.65%
Global Industrials	52.21%
Global Materials	14.56%
Global Tech	100.00%
Global Utilities	66.19%

96	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Healthcare ETF, iShares Global Industrials ETF, iShares Global Materials ETF, iShares Global Tech ETF and iShares Global Utilities ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	97

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Global Comm Services(a)	$1.123655	$—	$0.356819	$1.480474	76%	—%	24%	100%

Global Consumer Staples(a)	1.431194	—	0.032839	1.464033	98	—	2	100

Global Energy(a)	1.071666	—	0.023664	1.095330	98	—	2	100

Global Financials(a)	1.293106	—	0.055971	1.349077	96	—	4	100

Global Healthcare(a)	0.912974	—	0.101439	1.014413	90	—	10	100

Global Industrials(a)	1.507213	—	0.243886	1.751099	86	—	14	100

Global Materials(a)	3.153923	—	0.019071	3.172994	99	—	1	100

Global Tech(a)	0.354917	—	0.016953	0.371870	95	—	5	100
Global Utilities(a)	1.734301	—	0.067601	1.801902	96	—	4	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares Global Consumer Staples ETF and iShares Global Energy ETF (each a “Fund”, collectively the “Funds”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

98	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Funds in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration

Global Consumer Staples	$94,622	$44,242	$50,380	661	$11,582	$1,197
Global Energy	137,747	64,406	73,341	661	16,861	1,743

S U P P L E M E N T A L I N F O R M A T I O N	99

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of March 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

100	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).

Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2006; iShares U.S. ETF Trust, since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (45)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	101

Trustee and Officer Information  (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

James Mauro (51)	Executive Vice President (since 2021).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

102	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	103

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

NVS	Non-Voting Shares

104	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-300-0322

MARCH 31, 2022

2022 Annual Report

iShares Trust

•  iShares Asia 50 ETF | AIA | NASDAQ

•  iShares Emerging Markets Infrastructure ETF | EMIF | NASDAQ

•  iShares Europe ETF | IEV | NYSE Arca

•  iShares International Developed Property ETF | WPS | NYSE Arca

•  iShares International Developed Small Cap Value Factor ETF | ISVL | Cboe BZX

•  iShares International Dividend Growth ETF | IGRO | Cboe BZX

•  iShares Latin America 40 ETF | ILF | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. The corporate bond market also faced inflationary headwinds, although the improving economy assuaged credit concerns and high-yield corporate bonds consequently declined less than investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. Sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	5.92%	15.65%

U.S. small cap equities (Russell 2000® Index)	(5.55)	(5.79)

International equities (MSCI Europe, Australasia, Far East Index)	(3.38)	1.16

Emerging market equities (MSCI Emerging Markets Index)	(8.20)	(11.37)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.04)	(3.31)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(5.92)	(4.15)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.55)	(4.47)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.16)	(0.66)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended March 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.28% in U.S. dollar terms for the reporting period.

Stocks were supported by economic recovery in most regions of the world, even as significant challenges emerged. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the pandemic, as mitigation and adaptation allowed most activity to continue. Nonetheless, two highly contagious COVID-19 variants appeared during the reporting period, causing sharp increases in cases in many countries and in some instances leading to new restrictions, which acted as a drag on growth. Inflation was high in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine late in the reporting period presented a further challenge to the global economy, disrupting markets in important commodities such as oil, natural gas, and wheat.

The U.S. economy grew robustly, powered primarily by consumers, who were supported by strong household balance sheets. Prior to the beginning of the reporting period, fiscal stimulus and business closures led to record-high personal savings rates. This allowed consumers to spend at an elevated level throughout much of the reporting period, as pent-up demand was released. The ensuing acceleration in economic activity allowed the U.S. to reach and then surpass its pre-pandemic output level. Hiring increased as businesses restored capacity. Consequently, unemployment decreased substantially, falling to 3.6% in March 2022.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates, and indicated that further increases could be necessary.

Stocks in Europe posted modest gains, helped by a steadily growing economy and increasing vaccinations. However, inflation increased significantly, and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many other European countries, and new sanctions imposed limits on some types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) maintained ultra-low interest rates but started to wind down its bond buying programs.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly. Chinese stocks endured substantial declines, driving much of the negative performance in the region. Regulatory interventions by the Chinese government weighed on equity markets, particularly in the information technology sector. While China’s economy continued to expand at a solid pace, COVID-19 cases rose sharply late in the reporting period and analysts became concerned that the subsequent lockdowns would constrain growth.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Asia 50 ETF

Investment Objective

The iShares Asia 50 ETF (the “Fund”) seeks to track the investment results of an index composed of 50 of the largest Asian equities, as represented by the S&P Asia 50TM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(23.36)%	7.41%	6.56%	(23.36)%	42.99%	88.81%
Fund Market	(24.47)	7.41	6.59	(24.47)	42.95	89.35
Index	(21.47)	8.42	7.37	(21.47)	49.78	103.58

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 881.40	$ 2.35		$ 1,000.00	$ 1,022.40	$ 2.52		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2022 (continued)	iShares® Asia 50 ETF

Portfolio Management Commentary

Large-capitalization stocks in Asia declined significantly for the reporting period, driven by slowing growth and a far-reaching regulatory crackdown in China. Inflationary pressures, supply chain disruptions, and strict pandemic-related restrictions led to concerns about regional and global economic growth. Following Russia’s invasion of Ukraine, the possibility of war-related sanctions against China also weighed on stocks.

Chinese stocks drove the majority of detraction from the Index’s return, led by technology-related stocks in the consumer discretionary and communication services sectors, primarily due to regulatory restrictions. The government’s campaign to rein in large internet firms by lessening their monopolistic advantages continued to weigh on companies. Regulatory measures included anti-trust fines, restrictions on listings on foreign stock exchanges, and the construction of a state-backed cloud system to compete with private industry. A suggestion by the Chinese government in February 2022 that they might act to reduce online food-delivery fees reignited uncertainties about continuing crackdowns. In the consumer discretionary sector, the internet and direct marketing industry declined as regulation weakened large companies’ competitive advantages, while concerns surrounding new customer growth and slowing consumption pressured margins and earnings. In the communication services sector, the media and entertainment industry declined amid rules limiting video game use and restrictions on key advertisers. Revenue growth slowed for media and videogaming firms, constraining earnings and raising concerns about future growth. The possibility of delisting from U.S. exchanges amid U.S.-China tensions also weighed on Chinese stocks.

South Korean stocks also detracted significantly from the Index’s performance, led by the technology hardware and equipment industry. Despite rising semiconductor prices, decreased smartphone sales amid component shortages and investor concern that semiconductor prices would begin to decline weighed on the industry. Growth in demand for some other consumer electronics slowed as pandemic-related restrictions continued to abate in many parts of the world. Stocks in Hong Kong also detracted from the Index’s return as Chinese regulations and pandemic-related lockdowns in mainland China and Hong Kong weighed on equities listed in the city.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	35.9%
Financials	23.0
Communication Services	16.4
Consumer Discretionary	16.2
Materials	2.8
Industrials	1.8
Health Care	1.5
Real Estate	1.3
Utilities	1.1

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	37.9%
Taiwan	23.6
South Korea	23.0
Hong Kong	10.3
Singapore	4.5
Cayman Islands	0.7

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Emerging Markets Infrastructure ETF

Investment Objective

The iShares Emerging Markets Infrastructure ETF (the “Fund”) seeks to track the investment results of an index composed of 30 of the largest equities in the emerging markets infrastructure industry, as represented by the S&P Emerging Markets Infrastructure IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(3.83)%	(3.52)%	(0.89)%	(3.83)%	(16.40)%	(8.52)%
Fund Market	(3.19)	(3.49)	(0.87)	(3.19)	(16.29)	(8.33)
Index	(3.11)	(3.03)	(0.19)	(3.11)	(14.27)	(1.93)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 927.50	$ 2.88		$ 1,000.00	$ 1,021.90	$ 3.02		0.60%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2022 (continued)	iShares® Emerging Markets Infrastructure ETF

Portfolio Management Commentary

Emerging market infrastructure stocks declined during the reporting period, falling sharply toward the end of the reporting period as Russia’s invasion of Ukraine and resulting sanctions disrupted oil and natural gas markets and raised concerns about the pace of global economic growth. Prior to the invasion, the Index advanced as the continued global economic recovery provided tailwinds for infrastructure-related companies, driven by strengthening international trade and industrial production.

Russian infrastructure stocks were the largest detractors from the Index’s return. Western nations imposed sanctions designed to squeeze Russia’s economy, which reduced trade, isolated the country from the global financial system, and raised expectations for a sharp decrease in Russia’s economic growth. Many sanctions impacted energy companies in Russia, a major exporter of oil and gas. The U.S. banned imports of Russian fuels, while the E.U. halted new energy investments. Germany halted the certification of an $11 billion pipeline from Russia, and the E.U. pledged to reduce and eventually end Russian gas imports. A major Russian pipeline operator, whose stock declined sharply following the invasion, set limits on receiving oil as so much remained unsold.

Chinese gas utilities stocks weighed on the Index’s return as high natural gas prices constrained margins for gas distributors. The country’s slowing property market led to a dramatic reduction in new customers and weighed on profits, while the slowing economy and high prices prompted forecasters to project slower demand growth for natural gas in China.

Mexican airport services stocks contributed to the Index’s return amid a sluggish recovery in air travel. While 2021 global passenger volumes remained dramatically lower than prior to the pandemic, domestic travel rebounded faster, especially in Latin America, where in-country trips make up a sizable proportion of flights. Mexico’s domestic-flight recovery was particularly robust, while the number of Americans flying to Mexico also improved. Toward the end of the reporting period, sharply increasing jet fuel prices and flight costs raised concerns about the impact on the recovery in air travel.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Industrials	41.0%
Utilities	39.4
Energy	19.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments

China	49.3%
Brazil	19.6
Mexico	15.1
Thailand	10.1
South Korea	5.9
Russia	0.0

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Europe ETF

Investment Objective

The iShares Europe ETF (the “Fund”) seeks to track the investment results of an index composed of European equities, as represented by the S&P Europe 350TM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	2.69%	6.57%	6.02%	2.69%	37.45%	79.40%
Fund Market	2.85	6.57	6.00	2.85	37.48	79.16
Index	3.80	7.07	6.45	3.80	40.73	86.83

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 974.10	$ 3.05		$ 1,000.00	$ 1,021.80	$ 3.13		0.62%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2022 (continued)	iShares® Europe ETF

Portfolio Management Commentary

European equities gained modestly despite rising inflation and the war in Ukraine. Stocks rose early in the reporting period as the Eurozone economy slowly expanded despite the spread of COVID-19 variant cases. Rising prices and the prospect of higher interest rates subsequently slowed consumer demand. Stocks then trended lower as higher commodities prices, supply bottlenecks, and economic uncertainty stemming from the war in Ukraine weighed on markets.

U.K. stocks contributed the most to the Index’s return as the nation’s economy returned to its pre-pandemic size. Energy companies led the advance, driven by oil prices that climbed throughout 2021 as coronavirus-related restrictions eased, travel increased, and oil stockpiles dropped. Despite a gradual increase in global oil supply throughout 2021, demand continued to outstrip supply, sending prices higher and increasing corporate profits. U.K. healthcare stocks also added to gains as the global rollout of COVID-19 vaccines continued amid strong sales of existing drugs. Materials stocks further contributed as higher commodities prices translated into strong profits for mining operations. Metals prices increased significantly following Russia’s invasion of Ukraine.

Stocks in Switzerland also contributed to the Index’s return, with pharmaceuticals companies leading returns in the healthcare sector. Demand for COVID-19 treatment and testing drove robust gains, and sales of other core products improved. In the consumer staples sector, companies reported strong demand for household goods, which allowed companies to increase prices in order to side-step the impact of higher commodities costs.

On the downside, stocks in Germany were the largest detractors from the Index’s return as consumer discretionary companies faltered under the weight of rising inflation and continued shortages of computer chips. The closure of factories following Russia’s invasion of Ukraine further exacerbated production delays for automobile manufacturers. Boycotts of Western brands in China and COVID-19 related closures of factories in supplier countries such as Vietnam impacted sportswear companies. Stocks in Sweden also detracted from the Index’s return as lower household spending slowed economic growth.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	16.5%
Health Care	15.6
Industrials	14.7
Consumer Staples	12.7
Consumer Discretionary	10.1
Information Technology	8.0
Materials	7.6
Energy	5.5
Utilities	4.3
Communication Services	3.9
Real Estate	1.1

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United Kingdom	23.1%
France	17.1
Switzerland	16.6
Germany	12.3
Netherlands	7.9
Sweden	4.8
Denmark	4.1
Spain	3.7
Italy	2.9
Finland	1.9

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® International Developed Property ETF

Investment Objective

The iShares International Developed Property ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed non-U.S. markets, as represented by the S&P Developed ex-U.S. Property IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	1.79%	4.54%	5.85%	1.79%	24.84%	76.61%
Fund Market	1.68	4.50	5.80	1.68	24.64	75.80
Index	2.50	4.81	6.01	2.50	26.46	79.29

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 975.50	$ 2.46		$ 1,000.00	$ 1,022.40	$ 2.52		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2022 (continued)	iShares® International Developed Property ETF

Portfolio Management Commentary

International developed property stocks posted modest returns for the reporting period despite the easing of restrictions in many parts of the world from the COVID-19 pandemic. Australian stocks contributed the most to the Index’s performance, led by industrial real estate investment trusts (“REITs”). Industrial REITs benefited from growing demand for storage facilities and delivery warehouses due to increased online shopping. The diversified REITs industry gained as businesses reoriented to the new demands of the digital economy and located warehouses and logistical centers closer to consumers.

Australian retail REITs also advanced as developers of shopping centers reported a rebound in foot traffic, rent, and demand for retail space as pandemic-related restrictions eased and vaccinations against COVID-19 increased. The pandemic disrupted business for restaurants at shopping centers, but increased business for takeout food mitigated the impact. Nonetheless, rising interest rates and inflationary pressures limited gains. Some Australian states extended protections for tenants impacted by the pandemic, limiting landlords from terminating leases and forcing rent relief.

U.K. real estate companies also contributed to the Index’s return. Higher online purchases during stay-at-home orders drove demand for warehouse and logistics services, leading to rising profits at industrial REITs. Limited land availability and zoning restrictions limited the ability to build enough new warehouses to meet growing demand, driving up the value of existing property portfolios.

The Israeli real estate management and development industry also contributed to the Index’s return. Commercial property owners reported stronger earnings after shopping mall stores and business offices reopened following the lifting of pandemic-related restrictions.

On the downside, Japanese companies in the real estate management and development industry detracted from the Index’s return. Vacancy rates in Tokyo office towers dropped through most of 2021 but investors were concerned about the impact of newly planned buildings on the supply of office space.

The German real estate management and development industry also detracted from the Index’s performance. The German government pledged to expand affordable housing, which could negatively impact developers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Real Estate Operating Companies	23.6%
Diversified Real Estate Activities	15.2
Industrial REITs	14.2
Diversified REITs	13.3
Retail REITs	12.9
Office REITs	8.6
Real Estate Development	3.9
Residential REITs	3.8
Specialized REITs	1.8
Health Care REITs	1.7
Hotel & Resort REITs	1.0
Other (each representing less than 1%)	0.0

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Japan	26.1%
Australia	13.2
United Kingdom	10.5
Hong Kong	9.9
Singapore	7.7
Germany	7.1
Sweden	5.3
Canada	4.1
France	3.4
Belgium	2.8

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® International Developed Small Cap Value Factor ETF

Investment Objective

The iShares International Developed Small Cap Value Factor ETF (the “Fund”) seeks to track the investment results of an index composed of international developed market small-capitalization stocks, excluding the U.S. and Korea, with prominent value characteristics, as represented by the FTSE Developed ex US ex Korea Small Cap Focused Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	2.42%	1.92%	2.42%	1.97%
Fund Market	1.86	1.90	1.86	1.95
Index	3.55	3.01	3.55	3.07

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/23/21. The first day of secondary market trading was 3/25/21.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 977.40	$ 1.48		$ 1,000.00	$ 1,023.40	$ 1.51		0.30%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2022 (continued)	iShares® International Developed Small Cap Value Factor ETF

Portfolio Management Commentary

International developed market small-capitalization stocks with prominent value characteristics advanced for the reporting period. Canadian stocks contributed the most to the Index’s return, led by stocks in the energy sector. As the global economy rebounded following the initial disruptions of the coronavirus pandemic, demand for energy accelerated while supply remained constrained. Consequently, the prices of oil, natural gas, and coal all rose notably during the reporting period. The war in Ukraine drove further gains in oil prices as sanctions on Russia, the world’s third-largest supplier of oil, led to increased uncertainty surrounding supply. Higher prices for energy products drove increased revenues and cash flows for Canadian energy companies.

Stocks from the U.K. also advanced, particularly in the real estate sector. Businesses that own self-storage facilities benefited from rising demand for storage, which led to higher occupancy rates. Small and medium sized businesses were leading customers of storage facilities, as were older and divorced individuals.

On the downside, Japanese stocks detracted from the Index’s performance. The capital goods industry endured declines as makers of construction equipment raised concerns about semiconductor supply shortages. The retail industry also faced headwinds as Japanese retail spending declined late in the reporting period. In Sweden, the consumer discretionary sector was a detractor amid a selloff of outdoor-related stocks.

The Index’s selection process is designed to maximize exposure to small-capitalization stocks with prominent value characteristics, with screens to eliminate stocks with low liquidity, high volatility, high leverage, negative sentiment, and negative momentum. Reflecting those constraints, the Index significantly outperformed the broader market, as represented by the MSCI World ex USA Small Cap Index. Exposure to the value factor and the low-volatility factor were significant contributors to the Index’s relative return.

From a sector perspective, stock selection in the healthcare, utilities and real estate sectors were the top contributors to the Index’s relative return. Stock selection and an overweight position in healthcare also contributed, while stock selection in the materials and industrials sector detracted from performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Industrials	20.8%
Financials	17.6
Real Estate	17.1
Materials	13.4
Consumer Discretionary	8.4
Energy	5.9
Consumer Staples	5.2
Health Care	3.6
Information Technology	3.3
Utilities	2.8
Communication Services	1.9

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Canada	18.4%
United Kingdom	17.1
Japan	15.2
Australia	10.4
Switzerland	7.5
Sweden	6.9
Germany	3.4
Belgium	2.5
Finland	2.2
France	2.1

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® International Dividend Growth ETF

Investment Objective

The iShares International Dividend Growth ETF (the “Fund”) seeks to track the investment results of an index composed of international equities with a history of consistently growing dividends, as represented by the Morningstar® Global ex-US Dividend Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	3.28%	7.72%	7.93%	3.28%	45.07%	56.55%
Fund Market	2.75	7.33	7.97	2.75	42.46	56.86
Index	3.93	7.84	8.03	3.93	45.85	57.36

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/17/16. The first day of secondary market trading was 5/19/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,010.70	$ 0.75		$ 1,000.00	$ 1,024.20	$ 0.76		0.15%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2022 (continued)	iShares® International Dividend Growth ETF

Portfolio Management Commentary

Dividend stocks outside the U.S. advanced as the global economic recovery and higher consumer demand brought corporate dividends to record levels during the reporting period. Healthy corporate balance sheets and accessible capital markets also drove strong dividends. Mining companies led dividend payouts, as higher commodities prices supported cash flow. Banks resumed dividends and stock repurchases.

Canadian equities advanced strongly as economic activity in the country rose above pre-coronavirus pandemic levels. High vaccination rates helped the economy reopen, and targeted government aid bolstered household incomes, enabling steady, if uneven, economic recovery despite inflationary pressure. Stimulus programs also created higher government debt, which raised concerns about the impact on economic growth.

Japan’s economy recovered more slowly than in many other developed countries, but its corporate dividend yields ranked among the strongest, reflecting resilient company balance sheets. Consumer spending, which comprises about half of Japan’s economy, drove growth. However, a surge in COVID-19 cases early in 2022 raised concerns about continued growth. The Bank of Japan maintained stimulus measures. and the Japanese yen weakened, attenuating the effect of more expensive commodities inputs. A rise in exports and decline in imports supported the economy’s gains.

Switzerland’s economy grew significantly in 2021, driven by increases in private consumption as pandemic-related restrictions eased. Government spending on pandemic-related aid contributed, as did the hotel and catering industry, which benefited from the resumption of summer tourism. Switzerland’s solid currency, highly skilled workforce, and globally competitive companies with strong balance sheets helped it weather the pandemic. Few companies reduced their dividends, and Swiss banks resumed payouts earlier than banks in the E.U.

The U.K.’s economy advanced strongly as its services sector, which comprises 79% of its economy, expanded amid reopening. Healthcare and social services contributed to growth as the British vaccination program expanded, and testing and tracing increased. Household and government spending also grew, along with exports, supporting a strong rebound in dividends amid the U.K.’s strongest economic growth since 1941.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	24.0%
Health Care	13.7
Industrials	12.8
Consumer Staples	12.6
Utilities	9.7
Information Technology	6.7
Materials	6.5
Communication Services	6.1
Consumer Discretionary	2.9
Real Estate	2.7
Energy	2.3

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Canada	20.2%
Japan	19.6
Switzerland	11.9
United Kingdom	10.5
China	7.0
Germany	5.4
France	4.2
Hong Kong	3.6
Italy	3.5
India	2.6

(a)	Excludes money market funds.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Latin America 40 ETF

Investment Objective

The iShares Latin America 40 ETF (the “Fund”) seeks to track the investment results of an index composed of 40 of the largest Latin American equities, as represented by the S&P Latin America 40TM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	19.25%	2.95%	(1.40)%	19.25%	15.63%	(13.12)%
Fund Market	19.14	2.89	(1.38)	19.14	15.29	(12.97)
Index	19.86	3.23	(1.02)	19.86	17.24	(9.78)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,221.90	$ 2.60		$ 1,000.00	$ 1,022.60	$ 2.37		0.47%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	17

Fund Summary as of March 31, 2022 (continued)	iShares® Latin America 40 ETF

Portfolio Management Commentary

Large-capitalization Latin American stocks advanced strongly for the reporting period, rising sharply after declining for much of 2021. Markets benefited from strength in energy- and commodities-exporting countries as prices for oil, metals, and other raw materials rose. Commodities price increases helped strengthen Latin American currencies, improving foreign investors’ returns. The perception of value in the region and the removal of Russian stocks from key global indexes helped drive up inflows from abroad.

Brazilian stocks contributed the most to the Index’s return, bolstered by rising commodities prices, investor appetite for value in a shift away from growth, and the perception of improved prospects for political stability. The Brazilian energy sector advanced amid soaring oil prices, as supply failed to keep pace with renewed demand. Supply constraints following Russia’s invasion of Ukraine and the resulting sanctions against Russia, a key exporter of oil, further pressured supply chains. High oil prices drove stronger sales and profits for the integrated oil and gas industry. The materials sector, another strong contributor to the Index’s performance, also advanced due to increased commodities prices. Metals and mining companies advanced sharply as prices for commodities such as iron ore reached record highs, driving earnings growth. Despite high levels of volatility, iron ore prices ended the reporting period near 10-year highs.

Mexican stocks contributed significantly to the Index’s return, led by the communication services and consumer staples sectors. Mexico’s close link to the U.S. economy, which recovered faster than expected, bolstered investor optimism that Mexico might experience relatively less volatility than other emerging markets, despite slowing Mexican domestic growth. The telecommunication services industry advanced, as subscriber growth and demand for broadband services bolstered earnings. In the consumer staples sector, food and staples retailers benefited from improved margins and increased online shopping.

Peruvian stocks also contributed to the Index’s performance, bolstered by a strong economic recovery and growth in exports. In the financials sector, Peruvian banks benefited from growth in loans and net interest income as well as a reduction in loan loss provisions.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Materials	27.9%
Financials	27.7
Energy	13.9
Consumer Staples	12.5
Communication Services	6.2
Industrials	4.5
Consumer Discretionary	2.5
Health Care	1.6
Information Technology	1.4
Utilities	1.1
Real Estate	0.7

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Brazil	63.4%
Mexico	23.8
Chile	6.7
Peru	3.6
Colombia	2.5

(a)	Excludes money market funds.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	19

Schedule of Investments March 31, 2022	iShares® Asia 50 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Cayman Islands — 0.7%
CK Hutchison Holdings Ltd.	1,875,648	$13,715,498

China — 37.7%
Alibaba Group Holding Ltd.(a)	10,310,300	140,701,688
ANTA Sports Products Ltd.	792,000	9,824,758
Baidu Inc.(a)	1,586,200	27,994,323
Bank of China Ltd., Class H	53,784,000	21,462,798
BYD Co. Ltd., Class H	560,500	15,590,465
China Construction Bank Corp., Class H	72,274,960	54,138,607
China Merchants Bank Co. Ltd., Class H	2,631,500	20,484,705
Industrial & Commercial Bank of China Ltd., Class H	46,117,115	28,272,200
JDcom Inc., Class A(a)	1,456,150	41,376,314
Li Ning Co. Ltd.	1,625,000	13,798,443
Meituan, Class B(a)(b)	2,823,700	53,491,995
NetEase Inc.	1,400,900	25,276,112
Ping An Insurance Group Co. of China Ltd., Class H	4,165,500	29,121,279
Tencent Holdings Ltd.	4,230,200	194,988,290
Wuxi Biologics Cayman Inc., New(a)(b)	2,269,000	18,017,212
Xiaomi Corp., Class B(a)(b)	9,399,800	16,425,445

		710,964,634

Hong Kong — 10.2%
AIA Group Ltd.	8,457,600	88,313,221
CLP Holdings Ltd.	1,163,500	11,320,728
Hong Kong & China Gas Co. Ltd.	7,552,504	9,122,816
Hong Kong Exchanges & Clearing Ltd.	830,200	38,914,225
Link REIT	1,473,100	12,545,253
Sun Hung Kai Properties Ltd.	1,071,500	12,748,144
Techtronic Industries Co. Ltd.	1,205,000	19,305,863

		192,270,250

Singapore — 4.4%
DBS Group Holdings Ltd.	1,257,300	32,944,029
Oversea-Chinese Banking Corp. Ltd.	2,794,974	25,355,583
United Overseas Bank Ltd.	1,075,100	25,155,190

		83,454,802

South Korea — 21.1%
Celltrion Inc.	71,702	10,094,064
Hyundai Motor Co.	100,085	14,766,631
Kakao Corp.	218,249	18,969,879
KB Financial Group Inc.	273,085	13,685,346
Kia Corp.	187,044	11,328,909
LG Chem Ltd.	33,066	14,448,732
NAVER Corp.	103,223	28,688,661
POSCO	52,960	12,703,711

Security	Shares	Value

South Korea (continued)
Samsung Electronics Co. Ltd.	3,589,353	$205,393,425
Samsung SDI Co. Ltd.	38,461	18,718,571
Shinhan Financial Group Co. Ltd.	360,905	12,259,478
SK Hynix Inc.	376,638	36,232,249

		397,289,656

Taiwan — 23.5%
Cathay Financial Holding Co. Ltd.	5,983,000	13,354,875
Chunghwa Telecom Co. Ltd.	2,651,551	11,743,380
CTBC Financial Holding Co. Ltd.	13,629,359	13,889,756
Delta Electronics Inc.	1,341,000	12,433,382
Formosa Plastics Corp.	3,021,071	11,173,592
Fubon Financial Holding Co. Ltd.	5,361,000	14,234,620
Hon Hai Precision Industry Co. Ltd.	8,721,052	32,022,212
MediaTek Inc.	1,118,112	34,796,222
Nan Ya Plastics Corp.	3,930,510	12,723,547
Taiwan Semiconductor Manufacturing Co. Ltd.	13,233,343	271,462,354
United Microelectronics Corp.	8,115,000	14,902,581

		442,736,521

Total Common Stocks — 97.6% (Cost: $1,723,767,087)		1,840,431,361

Preferred Stocks

South Korea — 1.8%
Hyundai Motor Co.
Preference Shares, NVS	16,044	1,134,897
Series 2, Preference Shares, NVS	25,903	1,840,893
LG Chem Ltd., Preference Shares, NVS	5,478	1,228,720
Samsung Electronics Co. Ltd., Preference Shares, NVS	575,305	29,809,667

		34,014,177

Total Preferred Stocks — 1.8% (Cost: $26,399,731)		34,014,177

Total Investments in Securities — 99.4% (Cost: $1,750,166,818)		1,874,445,538

Other Assets, Less Liabilities — 0.6%		10,679,644

Net Assets — 100.0%		$1,885,125,182

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Asia 50 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$43,949,971	$—	$(43,943,633	)(b)	$(2,244)	$(4,094)	$—	—	$146,507	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	3,430,000	—	(3,430,000	)(b)	—	—	—	—	344		—

					$(2,244)	$(4,094)	$—		$146,851		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE Taiwan Index	44	04/28/22	$2,690	$(22,014)
MSCI China Future Index	151	06/17/22	3,860	142,027
MSCI Emerging Markets Index	42	06/17/22	2,364	120,083

				$240,096

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$262,110

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$22,014

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(1,296,140)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$136,413

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2022	iShares® Asia 50 ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$19,934,782

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$1,840,431,361	$—	$1,840,431,361
Preferred Stocks	—	34,014,177	—	34,014,177

	$—	$1,874,445,538	$—	$1,874,445,538

Derivative financial instruments(a)
Assets
Futures Contracts	$120,083	$142,027	$—	$262,110
Liabilities
Futures Contracts	—	(22,014)	—	(22,014)

	$120,083	$120,013	$—	$240,096

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Emerging Markets Infrastructure ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 16.3%
CCR SA	286,254	$823,701
Centrais Eletricas Brasileiras SA, ADR	64,422	509,578
Cia. de Saneamento Basico do Estado de Sao Paulo, ADR	61,020	599,827
Ultrapar Participacoes SA, ADR	469,548	1,422,730

		3,355,836

China — 48.9%
Beijing Capital International Airport Co. Ltd., Class H(a)	432,000	251,128
CGN Power Co. Ltd., Class H(b)	1,782,000	464,011
China Gas Holdings Ltd.	428,400	546,031
China Longyuan Power Group Corp. Ltd., Class H	594,000	1,335,161
China Merchants Port Holdings Co. Ltd.	360,000	648,354
China Oilfield Services Ltd., Class H	1,188,000	1,207,050
China Power International Development Ltd.	954,000	507,855
China Resources Gas Group Ltd.	160,000	673,420
China Resources Power Holdings Co. Ltd.	320,000	595,530
China Suntien Green Energy Corp. Ltd., Class H	1,116,000	624,505
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	828,000	382,723
COSCO SHIPPING Ports Ltd.	432,000	334,776
Guangdong Investment Ltd.	504,000	686,670
Jiangsu Expressway Co. Ltd., Class H	324,000	338,369
Kunlun Energy Co. Ltd.	720,000	622,249
Shenzhen Expressway Co. Ltd., Class H	180,000	189,162
Shenzhen International Holdings Ltd.	342,499	360,248
Zhejiang Expressway Co. Ltd., Class H	360,000	302,401

		10,069,643

Mexico — 15.0%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	8,766	523,243
Grupo Aeroportuario del Pacifico SAB de CV, ADR	8,928	1,439,461
Grupo Aeroportuario del Sureste SAB de CV, ADR	5,076	1,124,842

		3,087,546

South Korea — 5.9%
Korea Electric Power Corp., ADR(a)(c)	91,692	853,653
SK Discovery Co. Ltd.	7,303	249,204
SK Gas Ltd.	1,168	110,820

		1,213,677

Thailand — 9.9%
Airports of Thailand PCL, NVDR(a)(c)	1,035,400	2,053,286

Total Common Stocks — 96.0% (Cost: $17,918,790)		19,779,988

Security	Shares	Value

Preferred Stocks

Brazil — 3.2%
Cia. Energetica de Minas Gerais, Preference Shares, ADR	201,258	$648,051

Russia — 0.0%
Transneft PJSC, Preference Shares, NVS(d)	640	—

Total Preferred Stocks — 3.2% (Cost: $1,913,394)		648,051

Short-Term Investments

Money Market Funds — 6.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(e)(f)(g)	1,225,134	1,224,889
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(e)(f)	30,000	30,000

		1,254,889

Total Short-Term Investments — 6.1% (Cost: $1,255,406)		1,254,889

Total Investments in Securities — 105.3% (Cost: $21,087,590)		21,682,928

Other Assets, Less Liabilities — (5.3)%		(1,087,733)

Net Assets — 100.0%		$ 20,595,195

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2022	iShares® Emerging Markets Infrastructure ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$808,840	$417,110	(a)	$—	$(410)	$(651)	$1,224,889	1,225,134	$6,099	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	30,000	0	(a)	—	—	—	30,000	30,000	4		—

					$(410)	$(651)	$1,254,889		$6,103		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	1	06/17/22	$56	$3,817

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$3,817

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(22,322)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$3,817

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$117,862

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Emerging Markets Infrastructure ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$7,710,256	$12,069,732	$—	$19,779,988
Preferred Stocks	648,051	—	—	648,051
Money Market Funds	1,254,889	—	—	1,254,889

	$9,613,196	$12,069,732	$—	$21,682,928

Derivative financial instruments(a)
Assets
Futures Contracts	$3,817	$—	$—	$3,817

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments March 31, 2022	iShares® Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.5%
Glencore PLC	2,095,880	$13,637,270
Rio Tinto PLC	203,009	16,229,867

		29,867,137

Austria — 0.3%
Erste Group Bank AG	64,448	2,350,192
OMV AG	27,388	1,308,666
Verbund AG	13,030	1,376,022

		5,034,880

Belgium — 1.3%
Ageas SA/NV	34,430	1,740,548
Anheuser-Busch InBev SA/NV	166,313	9,943,534
Groupe Bruxelles Lambert SA	20,386	2,109,467
KBC Group NV	64,456	4,624,663
Solvay SA	13,623	1,342,623
UCB SA	24,162	2,889,700
Umicore SA	39,336	1,700,391

		24,350,926

Denmark — 4.1%
AP Moller - Maersk A/S, Class A	579	1,709,436
AP Moller - Maersk A/S, Class B, NVS	1,125	3,380,584
Carlsberg A/S, Class B	19,027	2,335,781
Chr Hansen Holding A/S	20,033	1,470,962
Coloplast A/S, Class B	22,983	3,480,510
Danske Bank A/S	131,556	2,188,445
DSV A/S	41,204	7,896,975
Genmab A/S(a)	12,447	4,495,272
GN Store Nord AS	26,051	1,276,925
Novo Nordisk A/S, Class B	315,566	35,001,343
Novozymes A/S, Class B	40,541	2,779,660
Orsted AS(b)	36,839	4,611,189
Pandora A/S	18,768	1,787,921
Tryg A/S	70,031	1,702,781
Vestas Wind Systems A/S	192,528	5,647,770

		79,765,554

Finland — 1.9%
Elisa OYJ	29,192	1,760,473
Fortum OYJ	84,434	1,543,205
Kesko OYJ, Class B	51,619	1,425,205
Kone OYJ, Class B	76,821	4,020,048
Metso Outotec OYJ	136,118	1,147,431
Neste OYJ	82,596	3,765,812
Nokia OYJ(a)	1,048,561	5,774,444
Nordea Bank Abp	661,911	6,812,383
Sampo OYJ, Class A	96,942	4,736,991
Stora Enso OYJ, Class R	114,375	2,243,742
UPM-Kymmene OYJ	101,040	3,299,460
Wartsila OYJ Abp	93,354	852,402

		37,381,596

France — 17.0%
Accor SA(a)	31,022	999,505
Air Liquide SA	90,711	15,869,324
Airbus SE(a)	117,865	14,222,584
Alstom SA	56,527	1,322,668
Arkema SA	12,681	1,515,887
AXA SA	394,938	11,561,543
BNP Paribas SA	217,296	12,417,299
Bouygues SA	40,617	1,417,698

Security	Shares	Value

France (continued)
Bureau Veritas SA	57,385	$1,636,095
Capgemini SE	30,678	6,807,537
Carrefour SA	120,570	2,623,850
Cie. de Saint-Gobain	100,272	5,966,219
Cie. Generale des Etablissements Michelin SCA	34,395	4,661,054
Credit Agricole SA	265,429	3,171,490
Danone SA	131,505	7,264,725
Dassault Systemes SE	133,569	6,562,058
Edenred	48,410	2,393,624
Eiffage SA	15,614	1,602,498
Electricite de France SA	90,291	847,488
Engie SA	341,987	4,496,102
EssilorLuxottica SA	57,663	10,546,017
Eurofins Scientific SE	24,396	2,413,319
Gecina SA	10,761	1,356,190
Hermes International	6,641	9,399,312
Kering SA	14,032	8,858,784
Legrand SA	51,680	4,913,550
L’Oreal SA	45,079	18,006,585
LVMH Moet Hennessy Louis Vuitton SE	51,325	36,635,718
Orange SA	360,867	4,273,133
Pernod Ricard SA	38,830	8,531,377
Publicis Groupe SA	45,394	2,755,125
Renault SA(a)	40,405	1,056,188
Safran SA	67,295	7,923,008
Sanofi	220,528	22,546,692
Sartorius Stedim Biotech	4,683	1,917,287
Schneider Electric SE	108,822	18,270,161
SCOR SE	28,898	929,227
Societe Generale SA	152,609	4,091,040
Sodexo SA	15,942	1,297,295
STMicroelectronics NV , New	125,145	5,418,845
Teleperformance	11,212	4,270,629
Thales SA	20,615	2,581,730
TotalEnergies SE	469,419	23,752,376
Ubisoft Entertainment SA(a)	17,436	766,187
Unibail-Rodamco-Westfield(a)	22,276	1,668,633
Valeo	43,354	800,790
Veolia Environnement SA	124,674	3,997,481
Vinci SA	98,912	10,106,096
Vivendi SE	154,566	2,019,328
Worldline SA/France(a)(b)	47,605	2,066,064

		330,527,415

Germany — 11.5%
adidas AG	34,186	7,966,223
Allianz SE, Registered	78,159	18,665,001
Aroundtown SA	185,321	1,058,992
BASF SE	174,718	9,969,498
Bayer AG, Registered	188,536	12,895,686
Bayerische Motoren Werke AG	61,550	5,318,999
Beiersdorf AG	19,001	1,996,129
Brenntag SE	29,854	2,407,171
Commerzbank AG(a)	190,710	1,449,187
Continental AG(a)	20,283	1,454,010
Covestro AG(b)	36,860	1,856,099
Daimler Truck Holding AG(a)	94,484	2,620,512
Delivery Hero SE(a)(b)	35,778	1,559,341
Deutsche Bank AG, Registered(a)	394,864	4,972,990
Deutsche Boerse AG	36,266	6,528,269
Deutsche Post AG, Registered	190,425	9,093,149

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Deutsche Telekom AG, Registered	648,961	$12,086,329
E.ON SE	430,383	5,000,251
Fresenius Medical Care AG & Co. KGaA	38,457	2,577,034
Fresenius SE & Co. KGaA	79,680	2,925,566
GEA Group AG	31,981	1,310,816
Hannover Rueck SE	11,492	1,952,242
HeidelbergCement AG	28,252	1,601,159
HelloFresh SE(a)	33,146	1,487,715
Henkel AG & Co. KGaA	18,652	1,231,118
Infineon Technologies AG	251,452	8,506,622
LEG Immobilien SE	14,262	1,624,128
Mercedes-Benz Group AG	160,171	11,242,319
Merck KGaA	24,960	5,212,508
MTU Aero Engines AG	10,105	2,337,084
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	27,036	7,227,795
Puma SE	19,700	1,675,326
RWE AG	130,592	5,686,301
SAP SE	209,610	23,230,681
Siemens AG, Registered	153,198	21,212,906
Siemens Healthineers AG(b)	53,721	3,329,130
Symrise AG	25,401	3,045,394
Volkswagen AG	5,643	1,393,931
Vonovia SE	149,605	6,973,147
Zalando SE(a)(b)	36,909	1,868,857

		224,549,615

Ireland — 1.0%
CRH PLC	148,570	5,925,734
Flutter Entertainment PLC, Class DI(a)	28,857	3,325,611
Kerry Group PLC, Class A	29,471	3,296,091
Kingspan Group PLC	29,792	2,912,071
Ryanair Holdings PLC, ADR(a)(c)	19,073	1,661,640
Smurfit Kappa Group PLC	49,170	2,184,001

		19,305,148

Italy — 2.9%
Assicurazioni Generali SpA	234,704	5,368,185
Atlantia SpA(a)	96,737	2,011,408
Enel SpA	1,482,852	9,900,631
Eni SpA	480,104	7,001,459
Ferrari NV	24,582	5,355,421
FinecoBank Banca Fineco SpA	117,603	1,784,047
Intesa Sanpaolo SpA	3,262,936	7,468,092
Mediobanca Banca di Credito Finanziario SpA	136,894	1,383,381
Moncler SpA	40,489	2,246,404
Nexi SpA(a)(b)	147,917	1,706,920
Prysmian SpA	52,227	1,772,385
Snam SpA	389,869	2,248,198
Telecom Italia SpA/Milano	1,935,103	710,428
Terna - Rete Elettrica Nazionale	271,773	2,333,789
UniCredit SpA	427,392	4,610,593

		55,901,341

Luxembourg — 0.2%
ArcelorMittal SA	116,643	3,736,555

Netherlands — 7.8%
ABN AMRO Bank NV, CVA(b)	80,085	1,022,671
Adyen NV(a)(b)	5,924	11,733,628
Aegon NV	268,750	1,424,679
Akzo Nobel NV	35,466	3,047,320

Security	Shares	Value

Netherlands (continued)
Argenx SE(a)	9,630	$3,012,950
ASM International NV	7,342	2,673,454
ASML Holding NV	77,779	51,973,597
CNH Industrial NV	192,935	3,038,876
Euronext NV(b)	18,911	1,718,020
EXOR NV	21,768	1,654,795
Heineken Holding NV	19,663	1,539,675
Heineken NV	45,501	4,351,251
IMCD NV	10,780	1,838,986
ING Groep NV	742,625	7,753,692
Just Eat Takeaway.com NV(a)(b)	28,735	963,711
Koninklijke Ahold Delhaize NV	201,031	6,466,262
Koninklijke DSM NV	33,638	6,017,627
Koninklijke KPN NV	686,030	2,380,509
Koninklijke Philips NV	169,135	5,157,550
NN Group NV	61,045	3,093,683
Prosus NV	167,479	9,031,776
QIAGEN NV(a)	43,412	2,130,221
Randstad NV	24,359	1,465,312
Stellantis NV	422,838	6,845,522
Universal Music Group NV	255,159	6,811,243
Wolters Kluwer NV	49,755	5,304,198

		152,451,208

Norway — 1.1%
DNB Bank ASA	173,432	3,921,113
Equinor ASA	206,113	7,695,564
Mowi ASA	87,129	2,346,898
Norsk Hydro ASA	256,781	2,494,851
Orkla ASA	139,491	1,239,306
Telenor ASA	122,840	1,762,696
Yara International ASA	30,193	1,509,907

		20,970,335

Portugal — 0.2%
EDP - Energias de Portugal SA	559,967	2,756,093
Galp Energia SGPS SA	87,690	1,108,636

		3,864,729

Spain — 3.7%
ACS Actividades de Construccion y Servicios SA	49,055	1,322,496
Aena SME SA(a)(b)	14,191	2,365,642
Amadeus IT Group SA(a)	86,898	5,649,937
Banco Bilbao Vizcaya Argentaria SA	1,286,632	7,346,572
Banco Santander SA	3,319,092	11,284,667
CaixaBank SA	831,461	2,820,216
Cellnex Telecom SA(b)	108,547	5,223,759
Enagas SA	40,348	895,979
Endesa SA	61,705	1,345,392
Ferrovial SA	95,530	2,540,606
Grifols SA	57,716	1,047,583
Iberdrola SA	1,130,321	12,354,373
Industria de Diseno Textil SA	215,861	4,706,842
Naturgy Energy Group SA	65,369	1,958,419
Red Electrica Corp. SA	72,128	1,480,862
Repsol SA	272,658	3,571,599
Telefonica SA	1,050,538	5,091,177

		71,006,121

Sweden — 4.7%
Alfa Laval AB	58,882	2,025,390
Assa Abloy AB, Class B	189,235	5,086,558
Atlas Copco AB, Class A	123,660	6,418,687

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2022	iShares® Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Atlas Copco AB, Class B	74,093	$3,360,082
Boliden AB	52,817	2,664,363
Electrolux AB, Class B	50,968	771,274
Embracer Group AB(a)(c)	125,613	1,048,510
Epiroc AB, Class A	118,011	2,524,119
Epiroc AB, Class B	75,700	1,366,720
EQT AB	53,011	2,067,337
Essity AB, Class B	114,987	2,713,580
Evolution AB(b)	34,457	3,505,459
Getinge AB, Class B	41,492	1,652,998
H & M Hennes & Mauritz AB, Class B	140,882	1,891,713
Hexagon AB, Class B	401,081	5,619,465
Industrivarden AB, Class A	34,904	989,907
Industrivarden AB, Class C	32,553	907,379
Investor AB, Class B	350,154	7,608,228
Kinnevik AB, Class B(a)	45,121	1,176,579
Nibe Industrier AB, Class B	269,461	2,986,854
Sandvik AB	210,127	4,463,690
Sinch AB(a)(b)	130,872	887,635
Skandinaviska Enskilda Banken AB, Class A	304,087	3,287,438
Skanska AB, Class B	76,912	1,720,690
SKF AB, Class B	72,958	1,189,650
Svenska Cellulosa AB SCA, Class B	117,064	2,273,111
Svenska Handelsbanken AB, Class A	296,220	2,723,872
Swedbank AB, Class A	175,182	2,616,454
Swedish Match AB	301,740	2,269,094
Tele2 AB, Class B	96,790	1,463,057
Telefonaktiebolaget LM Ericsson, Class B	549,375	5,007,851
Telia Co. AB	472,010	1,892,623
Volvo AB, Class B	303,833	5,668,107

		91,848,474

Switzerland — 16.6%
ABB Ltd., Registered	342,548	11,112,494
Adecco Group AG, Registered	32,527	1,475,474
Alcon Inc.	96,342	7,632,784
Baloise Holding AG, Registered	8,696	1,553,076
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	201	2,392,284
Chocoladefabriken Lindt & Spruengli AG, Registered	21	2,540,126
Cie. Financiere Richemont SA, Class A, Registered	100,465	12,734,418
Credit Suisse Group AG, Registered	480,571	3,783,109
Geberit AG, Registered	6,860	4,228,891
Givaudan SA, Registered	1,523	6,294,462
Holcim Ltd.	98,328	4,782,356
Julius Baer Group Ltd.	41,835	2,422,016
Kuehne + Nagel International AG, Registered	9,745	2,766,889
Logitech International SA, Registered	32,844	2,441,364
Lonza Group AG, Registered	14,323	10,378,493
Nestle SA, Registered	539,632	70,162,231
Novartis AG, Registered	465,830	40,895,915
Partners Group Holding AG	4,324	5,353,983
Roche Holding AG, Bearer	5,205	2,276,412
Roche Holding AG, NVS	134,638	53,271,100
Schindler Holding AG, Participation Certificates, NVS	7,972	1,708,161
Schindler Holding AG, Registered	3,676	783,310
SGS SA, Registered	1,161	3,227,746
Siemens Energy AG(a)	74,328	1,691,016
Sika AG, Registered	29,301	9,694,342
Sonova Holding AG, Registered	10,085	4,212,888
Straumann Holding AG, Registered	2,198	3,509,517

Security	Shares	Value

Switzerland (continued)
Swatch Group AG (The), Bearer	5,554	$1,574,691
Swatch Group AG (The), Registered	10,443	568,269
Swiss Life Holding AG, Registered	6,075	3,892,894
Swiss Prime Site AG, Registered	14,806	1,460,238
Swiss Re AG	55,391	5,272,886
Swisscom AG, Registered	4,819	2,895,284
Temenos AG, Registered	12,679	1,219,590
UBS Group AG, Registered	711,787	13,909,245
VAT Group AG(b)	5,110	1,945,576
Vifor Pharma AG (a)	8,929	1,591,962
Zurich Insurance Group AG	28,829	14,238,633

		321,894,125

United Kingdom — 23.0%
3i Group PLC	186,297	3,368,689
abrdn plc	421,915	1,181,402
Admiral Group PLC	51,577	1,729,623
Anglo American PLC	258,089	13,410,903
Ashtead Group PLC	85,471	5,381,630
Associated British Foods PLC	69,303	1,505,478
AstraZeneca PLC	297,253	39,419,582
Auto Trader Group PLC(b)	183,924	1,518,343
Aviva PLC	719,518	4,257,323
BAE Systems PLC	619,459	5,817,617
Barclays PLC	3,064,468	5,940,395
Barratt Developments PLC	194,985	1,327,420
Berkeley Group Holdings PLC	21,786	1,062,645
BP PLC	3,761,994	18,442,715
British American Tobacco PLC	438,295	18,407,156
British Land Co PLC (The)	181,900	1,259,449
BT Group PLC	1,697,832	4,048,153
Bunzl PLC	64,845	2,514,759
Burberry Group PLC	76,244	1,664,382
Compass Group PLC	343,061	7,382,703
Croda International PLC	27,526	2,831,644
DCC PLC	19,768	1,530,715
Diageo PLC	445,611	22,603,409
Direct Line Insurance Group PLC	266,201	959,221
DS Smith PLC	265,426	1,116,305
Entain PLC(a)	112,077	2,400,804
Experian PLC	184,434	7,105,432
Ferguson PLC	44,272	5,997,961
GlaxoSmithKline PLC	961,530	20,804,570
Halma PLC	71,688	2,345,423
Hargreaves Lansdown PLC	67,761	893,145
HSBC Holdings PLC	3,941,667	26,923,804
IMI PLC	50,729	903,180
Imperial Brands PLC	183,035	3,855,581
Informa PLC(a)	291,011	2,280,074
InterContinental Hotels Group PLC	36,442	2,464,738
Intermediate Capital Group PLC	55,823	1,296,047
Intertek Group PLC	31,330	2,137,260
ITV PLC(a)	703,097	752,471
J Sainsbury PLC	329,559	1,090,769
Johnson Matthey PLC	38,084	931,409
Kingfisher PLC	396,558	1,323,570
Land Securities Group PLC	147,161	1,509,843
Legal & General Group PLC	1,148,633	4,072,350
Lloyds Banking Group PLC	13,528,924	8,238,654
London Stock Exchange Group PLC	61,850	6,449,751
M&G PLC	502,130	1,446,803

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Marks & Spencer Group PLC(a)	379,891	$766,756
Melrose Industries PLC	835,053	1,354,571
Mondi PLC	93,923	1,825,659
National Grid PLC	739,709	11,368,001
NatWest Group PLC	1,011,090	2,855,658
Next PLC	24,968	1,963,748
Ocado Group PLC(a)	123,201	1,881,232
Pearson PLC	142,305	1,395,304
Persimmon PLC	60,316	1,691,342
Phoenix Group Holdings PLC	161,129	1,290,948
Prudential PLC	524,917	7,749,489
Reckitt Benckiser Group PLC	141,477	10,792,701
RELX PLC	380,245	11,832,360
Rentokil Initial PLC	357,001	2,459,192
Rightmove PLC	166,189	1,373,491
Rolls-Royce Holdings PLC(a)	1,609,947	2,117,074
Sage Group PLC (The)	218,029	1,997,731
Schroders PLC	24,469	1,030,376
Segro PLC	229,841	4,040,383
Severn Trent PLC	49,367	1,989,698
Shell PLC	1,467,552	40,223,675
Smith & Nephew PLC	169,515	2,696,113
Smiths Group PLC	76,525	1,449,839
Spirax-Sarco Engineering PLC	14,070	2,300,174
SSE PLC	200,498	4,581,186
St. James’s Place PLC	102,564	1,933,678
Standard Chartered PLC	491,163	3,260,343
Taylor Wimpey PLC	703,627	1,198,217
Tesco PLC	1,465,563	5,305,782
Unilever PLC	503,993	22,882,668
United Utilities Group PLC	132,547	1,951,821
Vodafone Group PLC	5,125,715	8,405,066
Weir Group PLC (The)	50,682	1,081,547
Whitbread PLC(a)	38,398	1,429,696
WPP PLC	232,427	3,042,025

		447,422,844

Total Common Stocks — 98.8% (Cost: $1,898,256,006)		1,919,878,003

Preferred Stocks

Germany — 0.7%
Bayerische Motoren Werke AG, Preference Shares, NVS	10,766	833,912

Security	Shares	Value

Germany (continued)
Henkel AG & Co. KGaA, Preference Shares, NVS	34,657	$2,319,652
Porsche Automobil Holding SE, Preference Shares, NVS	29,563	2,843,781
Sartorius AG, Preference Shares, NVS	4,734	2,089,321
Volkswagen AG, Preference Shares, NVS	35,000	6,014,796

		14,101,462

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	1,169,475	396,650

Total Preferred Stocks — 0.7% (Cost: $19,335,299)		14,498,112

Rights

France — 0.0%
Electricite de France SA (Expires 04/04/22)	90,291	33,561

Total Rights — 0.0% (Cost: $0)		33,561

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(d)(e)(f)	2,533,942	2,533,435
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(d)(e)	2,630,000	2,630,000

		5,163,435

Total Short-Term Investments — 0.3% (Cost: $5,163,119)		5,163,435

Total Investments in Securities — 99.8% (Cost: $1,922,754,424)		1,939,573,111

Other Assets, Less Liabilities — 0.2%		4,406,122

Net Assets — 100.0%		$1,943,979,233

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2022	iShares® Europe ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$8,383,628	$—		$(5,847,745	)(a)	$(1,547)	$(901)	$2,533,435	2,533,942	$46,938	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	820,000	1,810,000	(a)	—		—	—	2,630,000	2,630,000	386		—

						$(1,547)	$(901)	$5,163,435		$47,324		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro Stoxx 50 Index	108	06/17/22	$4,538	$82,341
FTSE 100 Index	30	06/17/22	2,935	81,855

				$164,196

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$164,196

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$676,151

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$43,841

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,114,203

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Europe ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$10,822,826	$1,909,055,177	$—	$1,919,878,003
Preferred Stocks	—	14,498,112	—	14,498,112
Rights	—	33,561	—	33,561
Money Market Funds	5,163,435	—	—	5,163,435

	$15,986,261	$1,923,586,850	$—	$1,939,573,111

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$164,196	$—	$164,196

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments March 31, 2022	iShares® International Developed Property ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 13.1%
Abacus Property Group	27,102	$66,773
Arena REIT(a)	24,839	90,894
BWP Trust	34,546	103,617
Cedar Woods Properties Ltd.	4,379	15,240
Centuria Capital Group	45,568	97,143
Centuria Industrial REIT	38,203	109,245
Centuria Office REIT	30,776	50,472
Charter Hall Group	33,365	405,463
Charter Hall Long Wale REIT	42,672	169,264
Charter Hall Retail REIT	37,029	116,108
Charter Hall Social Infrastructure REIT	23,089	67,576
Cromwell Property Group	101,908	63,055
Dexus	76,335	623,097
Dexus Industria REIT	15,796	39,991
GDI Property Group	34,842	28,294
Goodman Group	120,246	2,043,763
GPT Group (The)	135,942	524,370
Growthpoint Properties Australia Ltd.	20,312	66,279
HealthCo REIT	18,470	26,675
Home Consortium Ltd.	12,885	66,362
HomeCo Daily Needs REIT	101,764	109,275
Hotel Property Investments	13,674	39,328
Ingenia Communities Group	25,825	97,495
Irongate Group	38,089	54,337
Lendlease Corp. Ltd.	48,861	407,302
Lifestyle Communities Ltd.	6,642	84,002
Mirvac Group	279,628	518,502
National Storage REIT	76,404	153,719
RAM Essential Services Property Ltd., NVS	25,899	18,068
Rural Funds Group	27,296	59,797
Scentre Group	366,964	834,350
Shopping Centres Australasia Property Group	78,562	170,906
Stockland	169,430	536,924
Vicinity Centres	274,635	381,098
Waypoint REIT	50,419	100,353

		8,339,137

Austria — 0.5%
CA Immobilien Anlagen AG	3,364	104,225
IMMOFINANZ AG	5,105	129,777
S IMMO AG	3,040	74,402

		308,404

Belgium — 2.8%
Aedifica SA	2,559	321,809
Befimmo SA	1,764	92,266
Care Property Invest NV	1,871	51,365
Cofinimmo SA	2,083	303,358
Immobel SA	296	23,736
Intervest Offices & Warehouses NV	1,663	50,316
Montea NV	715	93,204
Retail Estates NV	792	64,580
Shurgard Self Storage SA	1,764	109,252
VGP NV	632	161,757
Warehouses De Pauw CVA	9,928	428,353
Xior Student Housing NV	1,481	82,722

		1,782,718

British Virgin Islands — 0.1%
MAS Real Estate Inc.	29,807	41,568

Security	Shares	Value

Canada — 4.1%
Allied Properties REIT	4,401	$164,155
Artis REIT	4,371	45,697
Automotive Properties Real Estate Investment Trust	1,350	15,734
Boardwalk REIT	1,643	77,264
BTB Real Estate Investment Trust	2,591	8,850
Canadian Apartment Properties REIT	6,008	257,832
Choice Properties REIT	11,463	142,032
Crombie REIT	3,443	50,537
CT REIT	3,592	50,799
Dream Industrial REIT	8,037	103,761
Dream Office REIT	1,691	37,698
DREAM Unlimited Corp., Class A	1,594	63,497
European Residential Real Estate Investment Trust	3,132	12,527
First Capital Real Estate Investment Trust	7,597	109,080
Granite REIT	2,303	177,549
H&R Real Estate Investment Trust	10,187	106,340
Inovalis Real Estate Investment Trust	1,144	8,510
InterRent REIT	4,742	60,652
Killam Apartment REIT	3,857	66,086
Minto Apartment Real Estate Investment Trust(b)	1,469	25,229
Morguard Corp.	312	34,401
Morguard North American Residential REIT	1,463	22,949
Nexus Industrial REIT, NVS	1,998	20,409
NorthWest Healthcare Properties REIT	7,665	84,428
Plaza Retail REIT	3,639	14,816
Prinmaris REIT, NVS	3,418	42,351
RioCan REIT	10,790	217,759
Slate Grocery REIT	2,023	27,639
Slate Office REIT	1,983	8,106
SmartCentres Real Estate Investment Trust	5,027	132,013
Summit Industrial Income REIT	6,098	107,409
Tricon Residential Inc.	19,238	305,771
True North Commercial Real Estate Investment Trust	2,777	15,905

		2,617,785

China — 0.7%
Gemdale Properties & Investment Corp. Ltd.	442,000	47,095
Greenland Hong Kong Holdings Ltd.	54,000	12,121
Road King Infrastructure Ltd.	14,000	12,046
Wharf Holdings Ltd. (The)	98,000	298,498
Yuexiu REIT	158,000	67,855
Zhuguang Holdings Group Co. Ltd.	174,000	29,099

		466,714

Finland — 0.5%
Citycon Oyj	5,509	41,702
Kojamo Oyj	10,694	256,958

		298,660

France — 3.4%
Altarea SCA	308	52,513
Carmila SA	3,208	50,516
Covivio	3,351	266,686
Gecina SA	3,855	485,839
ICADE	2,261	145,463
Klepierre SA	13,763	366,427
Mercialys SA	3,555	35,230
Nexity SA	3,507	123,464
Unibail-Rodamco-Westfield(c)	8,257	618,509

		2,144,647

Germany — 7.0%
ADLER Group SA(b)	5,724	75,712

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® International Developed Property ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
alstria office REIT-AG	1,068	$14,512
Aroundtown SA	68,711	392,640
Deutsche EuroShop AG	3,567	65,730
Deutsche Wohnen SE	3,390	113,665
DIC Asset AG	2,657	42,442
Grand City Properties SA	7,294	145,709
Hamborner REIT AG	5,056	53,400
Instone Real Estate Group SE(b)	3,286	61,523
LEG Immobilien SE	5,143	585,674
Sirius Real Estate Ltd.	82,568	136,016
TAG Immobilien AG	10,296	233,141
Vonovia SE	54,928	2,560,216

		4,480,380

Guernsey — 0.1%
BMO Commercial Property Trust Ltd.	56,239	85,061

Hong Kong — 9.8%
Champion REIT	132,000	59,990
CK Asset Holdings Ltd.	139,000	950,124
Far East Consortium International Ltd.	81,000	27,417
Fortune REIT	103,000	92,553
Hang Lung Group Ltd.	58,000	122,632
Hang Lung Properties Ltd.	131,000	264,040
Henderson Land Development Co. Ltd.	92,044	382,077
Hongkong Land Holdings Ltd.(a)	82,900	405,041
Hysan Development Co. Ltd.	42,000	122,784
K Wah International Holdings Ltd.	104,000	39,173
Kerry Properties Ltd.	41,000	115,501
Link REIT	149,300	1,271,473
Prosperity REIT	90,000	32,745
Shun Tak Holdings Ltd.(c)	162,000	35,402
Sino Land Co. Ltd.	224,000	288,828
Sun Hung Kai Properties Ltd.	108,500	1,290,876
Sunlight REIT	72,000	35,383
Swire Properties Ltd.	75,200	185,834
Wharf Real Estate Investment Co. Ltd.	109,000	538,707
Zensun Enterprises Ltd.	39,000	18,421

		6,279,001

Ireland — 0.2%
Hibernia REIT PLC	47,676	85,230
Irish Residential Properties REIT PLC	30,657	49,312

		134,542

Israel — 2.7%
AFI Properties Ltd.	704	41,981
Airport City Ltd.(c)	4,719	107,371
Alony Hetz Properties & Investments Ltd.	10,681	177,032
Amot Investments Ltd.	13,923	104,314
Ashtrom Group Ltd.	1	21
Azrieli Group Ltd.	2,580	226,666
Big Shopping Centers Ltd.	775	119,667
Blue Square Real Estate Ltd.	363	31,032
Electra Real Estate Ltd.	1,412	26,778
Gav-Yam Lands Corp. Ltd.	4,121	48,443
Gazit-Globe Ltd.	4,788	43,430
Israel Canada T.R Ltd.	8,535	46,590
Israel Land Development - Urban Renewal Ltd.	1,110	17,920
Isras Investment Co. Ltd.	110	27,443
Mega Or Holdings Ltd.	1,570	61,492
Mehadrin Ltd.(c)	1	48

Security	Shares	Value

Israel (continued)
Melisron Ltd.(c)	1,636	$136,116
Mivne Real Estate KD Ltd.	42,564	166,013
Norstar Holdings Inc.	1,731	26,031
Prashkovsky Investments and Construction Ltd.	457	22,048
Property & Building Corp. Ltd.(c)	198	26,627
REIT 1 Ltd.	12,710	85,968
Sella Capital Real Estate Ltd.	15,210	51,045
Summit Real Estate Holdings Ltd.(c)	2,441	55,743
YH Dimri Construction & Development Ltd.	487	45,097

		1,694,916

Italy — 0.0%
COIMA RES SpA(b)	1,561	13,642
Immobiliare Grande Distribuzione SIIQ SpA(c)	4,054	19,481

		33,123

Japan — 25.9%
Activia Properties Inc.	53	184,770
Advance Residence Investment Corp.	97	273,775
Aeon Mall Co. Ltd.	6,780	90,222
AEON REIT Investment Corp.	121	149,678
Airport Facilities Co. Ltd.	2,000	8,859
Ardepro Co. Ltd.	12,500	4,491
Arealink Co. Ltd.	700	7,687
Comforia Residential REIT Inc.	45	121,241
CRE Inc./Japan	900	13,179
CRE Logistics REIT Inc.	40	68,010
Daito Trust Construction Co. Ltd.	4,800	509,493
Daiwa House Industry Co. Ltd.	47,100	1,227,834
Daiwa House REIT Investment Corp.	150	404,401
Daiwa Office Investment Corp.	21	130,366
Daiwa Securities Living Investments Corp.	157	148,129
Dear Life Co. Ltd.	1,800	7,812
ESCON Japan Reit Investment Corp.	26	28,989
Frontier Real Estate Investment Corp.	36	149,751
Fukuoka REIT Corp.	51	70,308
Global One Real Estate Investment Corp.	67	61,571
GLP J-Reit(c)	316	480,163
Goldcrest Co. Ltd.	1,100	15,169
Good Com Asset Co. Ltd.	600	5,105
Hankyu Hanshin REIT Inc.	48	60,565
Health Care & Medical Investment Corp.	25	32,814
Heiwa Real Estate Co. Ltd.	2,400	77,727
Heiwa Real Estate REIT Inc.	65	79,696
Hoshino Resorts REIT Inc.	17	95,188
Hulic Co. Ltd.	41,900	375,903
Hulic Reit Inc.	91	124,320
Ichigo Hotel REIT Investment Corp.	19	13,435
Ichigo Inc.	18,000	46,300
Ichigo Office REIT Investment Corp.	107	77,380
Industrial & Infrastructure Fund Investment Corp.	147	222,715
Invincible Investment Corp.	437	150,827
Itochu Advance Logistics Investment Corp.	41	53,065
Japan Excellent Inc.	92	101,851
Japan Hotel REIT Investment Corp.	320	163,144
Japan Logistics Fund Inc.	64	166,589
Japan Metropolitan Fund Invest	493	415,995
Japan Prime Realty Investment Corp.	71	232,415
Japan Property Management Center Co. Ltd.	1,000	8,383
Japan Real Estate Investment Corp.	98	513,286
Katitas Co. Ltd.	3,500	96,148

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2022	iShares® International Developed Property ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Keihanshin Building Co. Ltd.	3,200	$39,190
Kenedix Office Investment Corp.	30	179,604
Kenedix Residential Next Investment Corp.	70	122,386
Kenedix Retail REIT Corp.	41	94,035
LaSalle Logiport REIT	125	179,793
Leopalace21 Corp.(c)	13,700	22,572
Marimo Regional Revitalization REIT Inc.	12	12,858
Mirai Corp.	126	54,572
Mirainovate Co. Ltd.	2,980	4,211
Mitsubishi Estate Co. Ltd.	98,400	1,465,221
Mitsubishi Estate Logistics REIT Investment Corp.(c)	32	124,495
Mitsui Fudosan Co. Ltd.	68,256	1,460,836
Mitsui Fudosan Logistics Park Inc.	38	179,481
Mori Hills REIT Investment Corp.	114	141,220
Mori Trust Hotel Reit Inc.	23	23,851
Mori Trust Sogo REIT Inc.	68	79,727
Nippon Accommodations Fund Inc.	35	183,999
Nippon Building Fund Inc.	120	680,738
Nippon Commercial Development Co. Ltd.	600	9,259
Nippon Prologis REIT Inc.	188	548,932
NIPPON REIT Investment Corp.	32	100,414
Nomura Real Estate Holdings Inc.	8,300	198,777
Nomura Real Estate Master Fund Inc.	333	440,195
NTT UD REIT Investment Corp.	100	132,136
One REIT Inc.	19	46,710
Ooedo Onsen Reit Investment Corp.	18	10,306
Orix JREIT Inc.	195	264,446
SAMTY Co. Ltd.	1,900	34,098
Samty Residential Investment Corp.	50	51,621
Sankei Real Estate Inc.	31	28,464
Sekisui House Reit Inc.	314	207,737
Shinoken Group Co. Ltd.	1,700	14,257
SOSiLA Logistics REIT Inc.(c)	48	63,266
SRE Holdings Corp.(a)(c)	400	10,939
Star Asia Investment Corp.	129	65,803
Star Mica Holdings Co. Ltd.	800	8,623
Starts Corp. Inc.	2,300	45,023
Starts Proceed Investment Corp.	16	31,240
Sumitomo Realty & Development Co. Ltd.	33,700	932,659
Sun Frontier Fudousan Co. Ltd.	2,000	17,132
Takara Leben Co. Ltd.	6,400	15,655
Takara Leben Real Estate Investment Corp.	41	41,431
TKP Corp.(a)(c)	1,100	11,476
TOC Co. Ltd.	3,600	19,578
Tokyo Rakutenchi Co. Ltd.	200	6,789
Tokyo Tatemono Co. Ltd.	14,700	220,287
Tokyu Fudosan Holdings Corp.	42,900	235,447
Tokyu REIT Inc.	65	105,202
Tosei Corp.	2,100	20,022
Tosei Reit Investment Corp.	22	24,702
United Urban Investment Corp.	221	254,713
XYMAX REIT Investment Corp.	16	16,376

		16,551,253

Malta — 0.0%
BGP Holdings PLC, NVS(d)	1,986,852	22

Netherlands — 0.5%
Brack Capital Properties NV(c)	172	28,518
CTP NV(b)	4,617	77,292
Eurocommercial Properties NV	2,860	78,406

Security	Shares	Value

Netherlands (continued)
NSI NV	1,228	$53,940
Vastned Retail NV	1,230	36,916
Wereldhave NV	2,799	54,551

		329,623

New Zealand — 0.7%
Argosy Property Ltd.	59,160	56,392
Goodman Property Trust	73,589	120,168
Kiwi Property Group Ltd.	111,186	84,578
Precinct Properties New Zealand Ltd.	91,877	99,761
Vital Healthcare Property Trust(a)	29,604	66,681

		427,580

Norway — 0.4%
Entra ASA(b)	12,921	258,600
Selvaag Bolig ASA	2,972	16,796

		275,396

Singapore — 7.6%
AIMS APAC REIT(a)	30,685	31,386
ARA LOGOS Logistics Trust	91,346	57,202
Ascendas India Trust	52,700	46,096
Ascendas REIT	238,392	513,693
Ascott Residence Trust	136,860	113,591
CapitaLand China Trust	79,826	70,985
CapitaLand Integrated Commercial Trust	359,510	594,751
Capitaland Investment Ltd/Singapore(c)	176,000	515,693
CDL Hospitality Trusts	55,100	52,199
City Developments Ltd.	33,100	191,342
Cromwell European Real Estate Investment Trust	22,220	56,044
Eagle Hospitality Trust(c)(d)	53,200	1
EC World Real Estate Investment Trust	18,900	10,162
ESR-REIT(a)	196,289	62,182
Far East Hospitality Trust(a)	74,300	35,510
First REIT	80,300	18,281
Frasers Centrepoint Trust	75,206	134,964
Frasers Logistics & Commercial Trust	205,372	220,269
IREIT Global(a)	34,500	16,001
Keppel DC REIT	93,503	156,914
Keppel Pacific Oak US REIT(a)	57,600	42,282
Keppel REIT	140,300	125,877
Lendlease Global Commercial REIT(a)	64,800	36,945
Manulife US Real Estate Investment Trust	124,550	83,928
Mapletree Commercial Trust	155,212	215,948
Mapletree Industrial Trust	137,932	273,065
Mapletree Logistics Trust	227,311	308,898
Mapletree North Asia Commercial Trust	151,900	137,430
OUE Commercial Real Estate Investment Trust	168,800	52,148
OUE Ltd.	22,200	21,621
Parkway Life REIT	27,600	95,547
Prime U.S. REIT	40,200	30,294
Sasseur Real Estate Investment Trust	35,100	21,883
SPH REIT	67,600	48,280
Starhill Global REIT	102,500	46,019
Suntec REIT	153,100	196,868
Tuan Sing Holdings Ltd.(a)	36,400	11,011
UOL Group Ltd.	33,200	171,901
Wing Tai Holdings Ltd.(a)	34,900	45,851

		4,863,062

South Korea — 0.4%
D&D Platform REIT Co. Ltd., NVS	3,841	16,933
ESR Kendall Square REIT Co. Ltd.	10,365	59,690

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® International Developed Property ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
IGIS Value Plus REIT Co. Ltd.	1,538	$7,487
JR Reit XXVII	8,172	37,532
Koramco Energy Plus Reit	2,371	12,774
Korea REIT & Trust Co. Ltd.	10,211	19,715
LOTTE Reit Co. Ltd.	8,546	40,784
Mirae Asset Maps Asia Pacific Real Estate 1 Investment	6,908	26,445
Shinhan Alpha REIT Co. Ltd.	2,868	18,006
SK D&D Co. Ltd.	559	13,795
SK REITs Co. Ltd., NVS	4,183	22,226

		275,387

Spain — 0.8%
Aedas Homes SA(b)	1,243	31,627
Inmobiliaria Colonial Socimi SA	19,099	174,104
Lar Espana Real Estate Socimi SA	4,343	23,744
Merlin Properties Socimi SA	23,659	276,601
Metrovacesa SA(b)(c)	3,101	26,312

		532,388

Sweden — 5.3%
Akelius Residential Property AB, Class D	15,091	30,851
Annehem Fastigheter AB, Class B(c)	2,864	9,124
Atrium Ljungberg AB, Class B	3,404	69,736
Castellum AB	20,308	501,399
Catena AB	2,059	124,054
Cibus Nordic Real Estate AB	2,909	77,410
Dios Fastigheter AB	6,459	70,061
Fabege AB	19,257	284,363
Fastighets AB Balder, Class B(c)	7,467	491,628
Hufvudstaden AB, Class A	8,352	118,548
K-Fast Holding AB(c)	4,326	30,474
NP3 Fastigheter AB	2,016	66,582
Nyfosa AB	11,898	170,105
Pandox AB(c)	6,258	94,242
Platzer Fastigheter Holding AB, Class B	4,375	54,037
Sagax AB, Class B	11,741	356,280
Sagax AB, Class D	7,827	26,888
Samhallsbyggnadsbolaget i Norden AB	80,733	360,372
Samhallsbyggnadsbolaget i Norden AB, Class D	10,289	30,082
Wallenstam AB, Class B	14,887	216,143
Wihlborgs Fastigheter AB	9,468	198,056

		3,380,435

Switzerland — 2.2%
Allreal Holding AG, Registered	1,068	228,663
Intershop Holding AG	86	59,471
Mobimo Holding AG, Registered	471	150,258
PSP Swiss Property AG, Registered	3,244	426,042
Swiss Prime Site AG, Registered	5,426	535,138

		1,399,572

United Kingdom — 10.4%
AEW UK REIT PLC	10,176	16,000
Assura PLC	208,155	182,933
Big Yellow Group PLC	12,263	247,224
British Land Co PLC (The)	66,492	460,381
Capital & Counties Properties PLC	59,805	136,472
Civitas Social Housing PLC	42,357	48,631
CLS Holdings PLC	13,446	35,245
Custodian REIT PLC	30,650	40,988
Derwent London PLC	7,957	334,005
Empiric Student Property PLC	42,596	51,088
Grainger PLC	52,411	199,884

Security	Shares	Value

United Kingdom (continued)
Great Portland Estates PLC	17,954	$166,724
Hammerson PLC(a)	248,650	107,856
Helical PLC	7,471	40,337
Home Reit PLC	39,611	64,523
Impact Healthcare REIT PLC	26,621	42,766
Intu Properties PLC, NVS(a)(d)	47,783	1
Land Securities Group PLC	53,276	546,601
LondonMetric Property PLC	69,480	251,316
LXI REIT Plc	64,724	125,705
NewRiver REIT PLC	22,911	25,763
Phoenix Spree Deutschland Ltd.	7,350	36,759
Picton Property Income Ltd. (The)	39,414	50,763
Primary Health Properties PLC	93,706	182,066
PRS REIT PLC (The)	38,806	54,801
Regional REIT Ltd.(b)	30,607	35,181
Safestore Holdings PLC	14,962	263,375
Schroder REIT Ltd.	38,429	29,060
Segro PLC	85,048	1,495,062
Shaftesbury PLC	20,348	164,195
Standard Life Investment Property Income Trust Ltd.	29,612	33,268
Supermarket Income REIT PLC	70,640	117,394
Triple Point Social Housing REIT PLC(b)	26,739	32,913
Tritax Big Box REIT PLC	131,712	417,042
UK Commercial Property REIT Ltd.	61,742	71,321
UNITE Group PLC (The)	28,312	428,854
Workspace Group PLC	9,073	81,039

		6,617,536

Total Common Stocks — 99.2% (Cost: $72,615,317)		63,358,910

Rights

Austria — 0.0%
BUWOG AG (Expires 12/31/99)(d)	463	—

Singapore — 0.0%
Lendlease Global Commer (Expires 04/12/22)(a)	18,792	762

South Korea — 0.0%
Koramco Energy Plus REIT (Expires 04/19/22)	644	149
Shinhan Alpha REIT Co. Ltd. (Expires 04/15/22)	1,094	—

		149

Total Rights — 0.0% (Cost: $0)		911

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(e)(f)(g)	458,898	458,807

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2022	iShares® International Developed Property ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(e)(f)	30,000	$30,000

		488,807

Total Short-Term Investments — 0.8% (Cost: $488,680)		488,807

Total Investments in Securities — 100.0% (Cost: $73,103,997)		63,848,628

Other Assets, Less Liabilities — (0.0)%		(2,656)

Net Assets — 100.0%		$63,845,972

(a)	All or a portion of this security is on loan.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$385,445	$73,992	(a)	$—	$(434)	$(196)	$458,807	458,898	$26,918	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	30,000	0	(a)	—	—	—	30,000	30,000	8		—

					$(434)	$(196)	$488,807		$26,926		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Mini-TOPIX Index	12	06/09/22	$190	$6,851
Dow Jones U.S. Real Estate Index	5	06/17/22	210	8,318

				$15,169

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$15,169

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® International Developed Property ETF

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$52,755

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$6,908

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$483,653

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$5,323,381	$58,035,505	$24	$63,358,910
Rights	—	911	—	911
Money Market Funds	488,807	—	—	488,807

	$5,812,188	$58,036,416	$24	$63,848,628

Derivative financial instruments(a)
Assets
Futures Contracts	$8,318	$6,851	$—	$15,169

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments March 31, 2022	iShares® International Developed Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 10.3%
Abacus Property Group	126,626	$311,979
Arena REIT	86,016	314,761
AUB Group Ltd.	18,319	310,921
Austal Ltd.	82,128	115,953
Bapcor Ltd.	89,570	426,945
Bega Cheese Ltd.	79,875	285,728
Bravura Solutions Ltd.	64,656	85,666
Brickworks Ltd.	15,810	287,190
BWP Trust	130,013	389,958
BWX Ltd.	36,818	61,549
Cedar Woods Properties Ltd.	18,240	63,479
Centuria Capital Group	183,987	392,228
Centuria Industrial REIT	139,680	399,426
Centuria Office REIT	123,313	202,231
Charter Hall Long Wale REIT	144,490	573,138
Charter Hall Retail REIT	129,216	405,168
Charter Hall Social Infrastructure REIT	87,817	257,021
Credit Corp. Group Ltd.	15,360	345,777
Dexus Industria REIT	59,664	151,053
Elders Ltd.	40,994	406,837
Emeco Holdings Ltd.	152,307	98,872
Gold Road Resources Ltd.	229,970	280,762
GrainCorp Ltd., Class A	60,624	383,658
Growthpoint Properties Australia Ltd.	73,488	239,796
GUD Holdings Ltd.	32,066	277,542
Healius Ltd.	152,135	496,129
Ingenia Communities Group	97,056	366,406
InvoCare Ltd.	38,880	347,231
IPH Ltd.	43,632	258,392
Irongate Group	127,824	182,352
Kelsian Group Ltd.	35,616	186,963
Link Administration Holdings Ltd.	133,201	512,948
McMillan Shakespeare Ltd.	13,898	124,470
Monadelphous Group Ltd.	24,384	199,343
National Storage REIT	306,913	617,487
New Hope Corp. Ltd.(a)	59,664	151,695
Nine Entertainment Co. Holdings Ltd.	390,576	863,482
Perseus Mining Ltd.	328,080	481,930
Premier Investments Ltd.	21,698	443,793
Reliance Worldwide Corp. Ltd.	209,712	662,155
Rural Funds Group	100,224	219,558
Sandfire Resources Ltd.	110,355	468,477
Select Harvests Ltd.	31,585	126,141
Service Stream Ltd.(b)	150,336	116,958
SmartGroup Corp. Ltd.	22,320	142,291
Steadfast Group Ltd.	257,859	918,279
Super Retail Group Ltd.	43,539	334,459
Superloop Ltd.(b)	119,760	84,181
Tassal Group Ltd.	56,800	152,708
United Malt Grp Ltd.	72,001	203,325
Viva Energy Group Ltd.(c)	227,760	398,606
Waypoint REIT	197,232	392,566
Western Areas Ltd.(b)	86,544	234,894
Westgold Resources Ltd.	85,324	123,628

		16,878,485

Austria — 1.8%
CA Immobilien Anlagen AG	11,328	350,970
EVN AG	9,600	247,480

Security	Shares	Value

Austria (continued)
Mayr Melnhof Karton AG	2,300	$410,037
Oesterreichische Post AG	8,880	315,537
Poor AG.(b)	3,312	43,237
Schoeller-Bleckmann Oilfield Equipment AG(b)	3,360	180,694
UNIQA Insurance Group AG	29,565	234,516
Vienna Insurance Group AG Wiener Versicherung Gruppe	10,274	266,523
Wienerberger AG	30,194	911,727

		2,960,721

Belgium — 2.4%
Aedifica SA	9,792	1,231,398
Befimmo SA	5,952	311,320
Bekaert SA	9,459	370,113
Cie d’Entreprises CFE	1,862	261,502
Gimv NV	5,200	312,823
KBC Ancora	9,456	416,028
Montea NV	3,262	425,217
Shurgard Self Storage SA	6,710	415,578
Tessenderlo Group SA(b)	7,008	253,402

		3,997,381

Canada — 18.3%
Aecon Group Inc.	15,793	214,380
Allied Properties REIT	33,601	1,253,301
AltaGas Ltd.	74,448	1,667,435
ARC Resources Ltd.	174,147	2,331,897
Canadian Apartment Properties REIT	46,273	1,985,799
Canadian Western Bank	22,714	660,262
Capital Power Corp.	30,672	998,806
Celestica Inc.(b)	28,226	335,736
Choice Properties REIT	68,258	845,752
Dream Office REIT	9,840	219,366
Finning International Inc.	42,847	1,290,054
Granite REIT	16,465	1,269,365
Home Capital Group Inc.	13,538	411,506
iA Financial Corp. Inc.	28,692	1,744,494
Laurentian Bank of Canada	11,569	384,600
Linamar Corp.	12,096	537,675
Maple Leaf Foods Inc.	20,163	483,854
Martinrea International Inc.	21,168	152,053
Mullen Group Ltd.	24,435	261,130
North West Co. Inc. (The)	12,726	389,878
Onex Corp.	20,303	1,360,625
Parex Resources Inc.	33,649	690,394
PrairieSky Royalty Ltd.	53,472	739,536
Russel Metals Inc.	16,608	439,993
SSR Mining Inc.	56,592	1,230,389
Stella-Jones Inc.	17,424	523,633
Torex Gold Resources Inc.(b)	22,896	287,539
Tourmaline Oil Corp.	74,736	3,443,422
Transcontinental Inc., Class A	19,202	268,335
West Fraser Timber Co. Ltd.	26,353	2,168,275
Yamana Gold Inc.	257,473	1,437,557

		30,027,041

Denmark — 1.5%
FLSmidth & Co. A/S	15,363	401,075
Scandinavian Tobacco Group A/S, Class A(c)	16,038	341,985
Schouw & Co. A/S	3,458	298,449
Spar Nord Bank A/S	21,697	285,746
Sydbank AS	15,936	544,011

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® International Developed Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Denmark (continued)
Topdanmark AS	11,281	$631,485

		2,502,751

Finland — 2.2%
Cargotec OYJ, Class B	12,914	490,530
Kemira OYJ	24,003	314,024
Konecranes OYJ	19,296	592,367
Metsa Board OYJ, Class B	45,986	465,588
Outokumpu OYJ(b)	89,904	478,641
Terveystalo OYJ(c)	19,923	246,847
TietoEVRY OYJ	25,101	668,091
Uponor OYJ	14,465	293,081

		3,549,169

France — 2.1%
Beneteau SA(b)	9,719	152,166
Carmila SA	10,560	166,286
Coface SA(b)	27,842	335,283
Derichebourg SA	24,672	257,110
Fnac Darty SA	4,513	231,367
IPSOS	10,273	511,362
Jacquet Metal Service SA	3,120	67,439
Mersen SA	3,793	140,368
Metropole Television SA	17,329	341,780
Nexity SA	11,378	400,565
Quadient SA	9,312	174,793
Rothschild & Co.	7,461	295,022
Television Francaise 1	28,563	276,985
Vicat SA	4,079	138,246

		3,488,772

Germany — 3.2%
Aurubis AG	9,459	1,126,014
Bilfinger SE	7,010	266,211
CropEnergies AG	5,088	67,000
Deutsche EuroShop AG	13,872	255,621
Deutz AG(b)	32,736	168,977
Freenet AG	33,517	896,948
Hamburger Hafen und Logistik AG	6,865	122,115
Hornbach Holding AG & Co. KGaA	2,247	283,245
Instone Real Estate Group SE(c)	12,336	230,964
Krones AG	3,840	318,952
Salzgitter AG(b)	10,209	473,058
Sirius Real Estate Ltd.	260,020	428,335
Suedzucker AG	20,750	267,025
Takkt AG	8,595	155,594
Wacker Neuson SE	6,482	144,514

		5,204,573

Guernsey — 0.1%
BMO Commercial Property Trust Ltd.	137,953	208,654

Hong Kong — 0.1%
VSTECS Holdings Ltd.	192,000	179,777

Ireland — 1.8%
Bank of Ireland Group PLC(b)	245,232	1,559,458
Grafton Group PLC	58,627	749,966
Greencore Group PLC(b)	141,552	238,945
Hibernia REIT PLC	175,441	313,636

		2,862,005

Israel — 0.8%
Clal Insurance Enterprises Holdings Ltd.(b)	12,694	297,843

Security	Shares	Value

Israel (continued)
Menora Mivtachim Holdings Ltd.(b)	5,953	$146,903
Migdal Insurance & Financial Holdings Ltd.	84,565	150,757
Oil Refineries Ltd.(b)	397,729	157,829
Plus500 Ltd.	27,101	500,062

		1,253,394

Italy — 1.6%
Banca IFIS SpA	7,058	144,310
Banco BPM SpA	404,928	1,192,779
BFF Bank SpA(c)	49,008	363,789
Credito Emiliano SpA	20,643	135,718
Societa Cattolica Di Assicurazione SPA(a)(b)	10,033	66,921
Unipol Gruppo SpA	128,259	703,497

		2,607,014

Japan — 15.0%
ADEKA Corp.	28,800	632,567
Aichi Steel Corp.	4,800	94,170
Aida Engineering Ltd.	14,400	123,823
Aiphone Co. Ltd.	4,800	80,371
Aisan Industry Co. Ltd.	9,600	56,912
Alconix Corp.	4,800	54,604
Alpen Co. Ltd.	4,800	80,169
Anest Iwata Corp.	9,600	64,977
AOKI Holdings Inc.	9,600	45,509
Aomori Bank Ltd. (The)(b)(d)	4,800	74,322
Arata Corp.	4,800	142,882
Asahi Co. Ltd.	4,800	52,145
Asahi Diamond Industrial Co. Ltd.	14,400	69,308
ASAHI YUKIZAI Corp.	4,800	78,400
Autobacs Seven Co. Ltd.	14,400	158,352
Awa Bank Ltd. (The)	9,600	169,860
BML Inc.	4,800	121,091
Bunka Shutter Co. Ltd.	14,400	115,779
Canon Electronics Inc.	4,800	62,847
Cawachi Ltd.	4,800	88,253
Central Glass Co. Ltd.	9,600	163,389
Chubu Shiryo Co. Ltd.	4,800	38,703
Chudenko Corp.	4,800	81,114
Chugoku Marine Paints Ltd.	9,600	70,913
Citizen Watch Co. Ltd.	72,000	305,083
Daihen Corp.	4,800	165,310
Daiichi Jitsugyo Co. Ltd.	4,800	167,981
Daiken Corp.	4,800	85,077
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	4,800	80,658
DCM Holdings Co. Ltd.	24,000	207,169
Digital Holdings Inc.	4,800	54,601
Doshisha Co. Ltd.	4,800	58,684
Duskin Co. Ltd.	9,600	211,077
EDION Corp.	24,000	222,831
Eizo Corp.	4,800	140,496
Exedy Corp.	9,600	123,331
Fuji Seal International Inc.	9,600	131,256
Fujibo Holdings Inc.	4,800	135,441
Furuno Electric Co. Ltd.	4,800	39,755
Futaba Industrial Co. Ltd.	14,400	42,744
Glory Ltd.	14,400	243,351
Goldcrest Co. Ltd.	4,800	66,193
Gunze Ltd.	4,800	146,472
H2O Retailing Corp.	24,000	165,790
Hakuto Co. Ltd.	4,800	95,424

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2022	iShares® International Developed Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Heiwado Co. Ltd.	9,600	$148,886
Hibiya Engineering Ltd.	4,800	72,041
Hokuetsu Corp.	33,600	190,646
Hokuto Corp.	4,800	74,975
Hosiden Corp.	14,400	135,883
Hosokawa Micron Corp.	4,800	104,727
Inabata & Co. Ltd.	9,600	161,906
Ines Corp.	4,800	63,926
Iseki & Co. Ltd.	4,800	50,712
Ishihara Sangyo Kaisha Ltd.	9,600	83,810
Itochu Enex Co. Ltd.	14,400	121,091
Japan Wool Textile Co. Ltd. (The)	19,200	139,957
Joshin Denki Co. Ltd.	4,800	75,354
Joyful Honda Co. Ltd.	14,400	176,150
JVCKenwood Corp.	43,200	62,646
Kaga Electronics Co. Ltd.	4,800	126,874
Kanamoto Co. Ltd.	9,600	156,853
Kanematsu Corp.	19,200	210,034
Kanto Denka Kogyo Co. Ltd.	9,600	84,259
Katakura Industries Co. Ltd.	4,800	87,580
Kato Sangyo Co. Ltd.	4,800	124,332
Kintetsu World Express Inc.	9,600	245,634
Kissei Pharmaceutical Co. Ltd.	9,600	200,096
Kitz Corp.	19,200	107,574
Kiyo Bank Ltd. (The)	14,400	161,399
Koa Corp.	9,600	111,628
Kohnan Shoji Co. Ltd.	4,800	137,202
Kojima Co. Ltd.	4,800	22,528
Komeri Co. Ltd.	9,600	206,397
Komori Corp.	9,600	57,000
Kumagai Gumi Co. Ltd.	9,600	212,493
Kureha Corp.	4,800	382,584
KYB Corp.	4,800	116,235
Kyoei Steel Ltd.	4,800	52,332
Kyokuto Kaihatsu Kogyo Co. Ltd.	9,600	108,701
LEC Inc.	4,800	34,489
Life Corp.	4,800	123,539
Macnica Fuji Electronics Holdings Inc.	14,400	307,973
Makino Milling Machine Co. Ltd.	4,800	151,325
Marudai Food Co. Ltd.	4,800	58,257
Marusan Securities Co. Ltd.	14,400	58,469
Matsuda Sangyo Co. Ltd.	4,800	96,569
Maxell Ltd.	9,600	93,983
Meidensha Corp.	9,600	198,556
Meisei Industrial Co. Ltd.	14,400	81,221
Mimasu Semiconductor Industry Co. Ltd.	4,800	99,611
Mirait Holdings Corp.	24,000	381,881
Mitsubishi Pencil Co. Ltd.	9,600	99,200
Mitsuboshi Belting Ltd.	4,800	79,354
Mizuno Corp.	4,800	82,683
Nachi-Fujikoshi Corp.	4,800	163,856
Neturen Co. Ltd.	9,600	46,234
Nichiha Corp.	9,600	196,318
Nichireki Co. Ltd.	4,800	48,357
Nihon Chouzai Co. Ltd.	4,800	52,216
Nihon Parkerizing Co. Ltd.	24,000	181,968
Nikkon Holdings Co. Ltd.	14,400	240,296
Nippn Corp., New	14,400	196,090
Nippon Coke & Engineering Co. Ltd.	43,200	50,807
Nippon Denko Co. Ltd.	28,800	79,265

Security	Shares	Value

Japan (continued)
Nippon Koei Co. Ltd.	4,800	$117,325
Nippon Light Metal Holdings Co. Ltd.	14,400	201,324
Nippon Soda Co. Ltd.	4,800	132,045
Nippon Steel Trading Corp.	4,800	207,775
Nippon Suisan Kaisha Ltd.	72,000	322,562
Nippon Thompson Co. Ltd.	19,200	84,106
Nishimatsu Construction Co. Ltd.	9,600	288,237
Nishimatsuya Chain Co. Ltd.	9,600	123,446
Nishio Rent All Co. Ltd.	4,800	109,578
Nissha Co. Ltd.	9,600	113,128
Nisshinbo Holdings Inc.	38,400	332,552
Nitta Corp.	4,800	108,236
Nitto Kogyo Corp.	4,800	61,754
Nojima Corp.	9,600	181,419
Noritake Co. Ltd./Nagoya Japan	4,800	174,472
Noritz Corp.	9,600	114,948
Obara Group Inc.	4,800	117,346
Okamura Corp.	19,200	189,581
Oki Electric Industry Co. Ltd.	24,000	165,490
Okumura Corp.	9,600	233,014
Onoken Co. Ltd.	4,800	60,326
Osaka Soda Co. Ltd.	4,800	122,337
Osaka Steel Co. Ltd.	4,800	60,675
Osaki Electric Co. Ltd.	9,600	36,657
Oyo Corp.	4,800	90,298
Pacific Industrial Co. Ltd.	14,400	110,937
Pack Corp. (The)	4,800	100,825
Piolax Inc.	4,800	60,954
Press Kogyo Co. Ltd.	24,000	73,900
Pressance Corp.	4,800	71,494
Prima Meat Packers Ltd.	9,600	172,887
Qol Holdings Co. Ltd.	4,800	45,631
Restar Holdings Corp.	4,800	77,410
Ryobi Ltd.	4,800	41,889
S Foods Inc.	4,800	128,791
Sakai Chemical Industry Co. Ltd.	4,800	75,929
Sanki Engineering Co. Ltd.	14,400	164,928
Sanyo Chemical Industries Ltd.	4,800	197,268
Sanyo Special Steel Co. Ltd.	4,800	82,917
Seiko Holdings Corp.	4,800	89,583
Shinmaywa Industries Ltd.	14,400	106,478
Shizuoka Gas Co. Ltd.	14,400	100,254
Siix Corp.	9,600	83,034
Sinfonia Technology Co. Ltd.	4,800	52,080
SKY Perfect JSAT Holdings Inc.	33,600	113,775
Sodick Co. Ltd.	14,400	91,929
Star Micronics Co. Ltd.	9,600	120,436
Starts Corp. Inc.	9,600	187,920
Starzen Co. Ltd.	4,800	78,526
Sumitomo Osaka Cement Co. Ltd.	9,600	263,145
Sumitomo Warehouse Co. Ltd. (The)	14,400	269,838
Sun Frontier Fudousan Co. Ltd.	4,800	41,118
Suruga Bank Ltd.	48,000	159,591
SWCC Showa Holdings Co. Ltd.	4,800	73,213
Tadano Ltd.	28,800	241,127
Takamatsu Construction Group Co. Ltd.	4,800	80,936
Takaoka Toko Co. Ltd.	4,800	57,764
Takara Standard Co. Ltd.	14,400	149,071
Takasago Thermal Engineering Co. Ltd.	14,400	204,182
Tamron Co. Ltd.	4,800	93,245

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® International Developed Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Tatsuta Electric Wire and Cable Co. Ltd.	9,600	$36,220
T-Gaia Corp.	4,800	64,134
Toa Corp./Tokyo	4,800	97,830
Toagosei Co. Ltd.	33,600	295,374
Toho Holdings Co. Ltd.	14,400	217,431
TOKAI Holdings Corp.	28,800	203,081
Tokyu Construction Co. Ltd.	19,200	105,320
Tomy Co. Ltd.	24,000	238,609
Topre Corp.	9,600	91,676
Towa Pharmaceutical Co. Ltd.	4,800	107,835
Toyo Construction Co. Ltd.(b)	19,200	121,628
Toyo Ink SC Holdings Co. Ltd.	9,600	149,192
Toyo Tanso Co. Ltd.	4,800	123,257
Toyobo Co. Ltd.	24,000	214,040
Tsubakimoto Chain Co.	9,600	238,908
Tsurumi Manufacturing Co. Ltd.	4,800	71,307
United Super Markets Holdings Inc.	14,400	124,443
VT Holdings Co. Ltd.	24,000	87,350
Wacoal Holdings Corp.	14,400	216,474
Warabeya Nichiyo Holdings Co. Ltd.	4,800	69,885
Xebio Holdings Co. Ltd.	4,800	37,099
Yamazen Corp.	14,400	110,802
Yellow Hat Ltd.	9,600	123,225
Yokogawa Bridge Holdings Corp.	9,600	152,264
Yondoshi Holdings Inc.	4,800	64,403
Yuasa Trading Co. Ltd.	4,800	113,508

		24,673,077

Liechtenstein — 0.7%
APERAM SA	12,639	558,604
Subsea 7 SA	64,512	599,368

		1,157,972

Netherlands — 1.3%
Boskalis Westminster	21,459	768,408
COSMO Pharmaceuticals NV(b)	2,544	167,375
Flow Traders(c)	6,969	236,561
ForFarmers NV	9,600	36,205
Fugro NV(b)	27,456	328,653
Koninklijke BAM Groep NV(b)	64,608	194,922
NSI NV	4,736	208,030
RHI Magnesita NV	7,587	240,758

		2,180,912

New Zealand — 1.3%
Argosy Property Ltd.	218,640	208,411
Goodman Property Trust	292,800	478,132
Kathmandu Holdings Ltd.	151,536	142,346
Precinct Properties New Zealand Ltd.	352,033	382,242
Stride Property Group	116,064	159,677
Summerset Group Holdings Ltd.	60,432	490,418
Z Energy Ltd.	126,434	328,594

		2,189,820

Norway — 1.2%
Austevoll Seafood ASA	23,904	369,651
Elkem ASA(c)	72,672	310,102
Entra ASA(c)	16,944	339,117
SpareBank 1 SMN	36,288	579,675
Veidekke ASA	29,283	406,761

		2,005,306

Poland — 0.3%
Grupa Azoty SA(b)	12,720	129,148

Security	Shares	Value

Poland (continued)
PGE Polska Grupa Energetyczna SA(b)	196,992	$424,296

		553,444

Singapore — 1.7%
CapitaLand China Trust	297,600	264,639
Cromwell European Real Estate Investment Trust	86,520	218,225
First Resources Ltd.	139,200	209,847
Frasers Centrepoint Trust	288,000	516,841
Haw Par Corp. Ltd.	38,400	328,014
Keppel Pacific Oak US REIT	225,600	165,606
Parkway Life REIT	105,600	365,570
Prime U.S. REIT	168,000	126,601
Raffles Medical Group Ltd.	249,600	214,927
SPH REIT	244,800	174,838
Starhill Global REIT	374,400	168,094

		2,753,202

Sweden — 6.9%
AFRY AB	26,594	533,403
Arjo AB, Class B	59,905	507,192
Atrium Ljungberg AB, Class B	12,050	246,862
Axfood AB	27,917	909,149
Betsson AB, Class B	31,827	193,011
Bilia AB, Class A	20,163	286,986
BillerudKorsnas AB	46,947	695,706
Bonava AB, Class B	22,898	143,395
Bravida Holding AB(c)	53,712	617,614
Bure Equity AB	14,688	477,168
Clas Ohlson AB, Class B	10,272	116,727
Cloetta AB, Class B	55,105	150,358
Fabege AB	69,123	1,020,722
Granges AB	28,656	280,940
Hexpol AB	66,576	649,832
Hufvudstaden AB, Class A	28,947	410,872
Lindab International AB	18,262	464,556
Loomis AB	20,257	552,546
Mekonomen AB(b)	10,945	128,876
Munters Group AB(c)	29,379	182,001
NCC AB, Class B	25,345	360,081
Nolato AB, Class B	47,712	353,351
Peab AB, Class B	53,088	533,943
Ratos AB, Class B	53,233	274,218
SSAB AB, Class B(b)	175,779	1,170,436

		11,259,945

Switzerland — 7.5%
ALSO Holding AG, Registered(b)	720	175,080
Arbonia AG	11,697	229,039
Ascom Holding AG, Registered(b)	9,504	106,507
Bell Food Group AG, Registered	515	151,214
Bobst Group SA, Registered(b)	2,112	208,091
Bossard Holding AG, Class A, Registered	723	169,470
Bucher Industries AG, Registered	1,728	698,474
Burckhardt Compression Holding AG	835	441,261
Bystronic AG, Registered	347	357,830
Cembra Money Bank AG	7,875	578,849
Comet Holding AG, Registered	2,016	582,185
Daetwyler Holding AG, Bearer	1,968	650,980
dormakaba Holding AG	816	418,540
Forbo Holding AG, Registered	288	490,609
Galenica AG(c)	12,906	993,584
Huber + Suhner AG, Registered	4,726	442,071

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2022	iShares® International Developed Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Interroll Holding AG, Registered	146	$480,920
Kardex Holding AG, Registered	1,562	359,710
Komax Holding AG, Registered(b)	940	263,003
Landis+Gyr Group AG	6,626	419,097
Rieter Holding AG, Registered(b)	816	132,053
SFS Group AG	4,510	628,168
Siegfried Holding AG, Registered(b)	1,082	891,856
St. Galler Kantonalbank AG, Class A, Registered	748	373,545
Swissquote Group Holding SA, Registered	2,352	423,846
u-blox Holding AG(b)	1,874	182,054
Valiant Holding AG, Registered	4,227	436,759
Vontobel Holding AG, Registered	7,345	617,681
Ypsomed Holding AG, Registered	817	143,493
Zehnder Group AG, Registered	2,547	220,164

		12,266,133

United Kingdom — 17.0%
AG Barr PLC	22,682	158,755
Balfour Beatty PLC	170,637	575,000
Bank of Georgia Group PLC	10,371	161,851
Beazley PLC	160,800	884,155
Biffa PLC(c)	59,424	247,790
Big Yellow Group PLC	45,363	914,525
Bodycote PLC	50,803	419,493
Brewin Dolphin Holdings PLC	78,961	529,799
Capricorn Energy PLC(b)	133,776	386,259
Chemring Group PLC	75,817	322,290
Close Brothers Group PLC	40,548	631,169
Coats Group PLC	391,040	391,945
Cranswick PLC	14,777	682,084
Crest Nicholson Holdings PLC	66,973	233,989
Currys PLC	271,916	322,451
Drax Group PLC	107,372	1,104,174
Elementis PLC(b)	155,616	240,907
Essentra PLC	81,266	334,709
Frasers Group PLC(b)	48,745	403,428
Great Portland Estates PLC	68,601	637,042
Halfords Group PLC	53,904	174,195
Ibstock PLC(c)	104,336	239,462
IG Group Holdings PLC	98,098	1,053,643
Inchcape PLC	103,723	907,594
Investec PLC	178,314	1,179,643
IP Group PLC	267,656	312,497
Jupiter Fund Management PLC	117,074	317,739
Just Group PLC(b)	277,440	318,700
LondonMetric Property PLC	237,620	859,495
Man Group PLC/Jersey	367,812	1,122,426
Mediclinic International PLC(b)	105,299	489,960
Morgan Advanced Materials PLC	76,330	309,454
Morgan Sindall Group PLC	11,373	358,095
Ninety One PLC	89,081	298,170
OSB Group PLC	101,358	750,742
Paragon Banking Group PLC	67,363	440,714
Pets at Home Group Plc	127,858	604,004
Picton Property Income Ltd. (The)	146,937	189,245
Premier Foods PLC	190,830	285,780
QinetiQ Group PLC	150,483	598,005

Security	Shares	Value

United Kingdom (continued)
Redde Northgate PLC	66,453	$377,119
Redrow PLC	61,154	418,353
Safestore Holdings PLC	55,765	981,626
Savills PLC	36,094	524,855
Serco Group PLC	324,132	610,235
TBC Bank Group PLC	9,794	141,525
TP ICAP Group PLC	212,112	413,224
Tritax Big Box REIT PLC	501,707	1,588,563
UK Commercial Property REIT Ltd.	200,231	231,297
Vesuvius PLC	57,440	256,862
Virgin Money UK PLC	332,688	740,157
Vistry Group PLC	58,946	725,283
Vivo Energy PLC(c)	104,688	187,857
Workspace Group PLC	36,722	327,995

		27,916,329

Total Common Stocks — 99.1% (Cost: $163,415,365)		162,675,877

Preferred Stocks

Germany — 0.2%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	2,352	130,148
Schaeffler AG, Preference Shares, NVS	20,928	129,126

		259,274

Total Preferred Stocks — 0.2% (Cost: $283,179)		259,274

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(e)(f)(g)	17,610	17,607
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(e)(f)	40,000	40,000

		57,607

Total Short-Term Investments — 0.0% (Cost: $57,610)		57,607

Total Investments in Securities — 99.3% (Cost: $163,756,154)		162,992,758

Other Assets, Less Liabilities — 0.7%		1,188,613

Net Assets — 100.0%		$164,181,371

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® International Developed Small Cap Value Factor ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$ 17,640	(a)	$—	$(30)	$(3)	$17,607	17,610	$391	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	40,000	(a)	—	—	—	40,000	40,000	4		—

					$(30)	$(3)	$57,607		$395		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Mini-TOPIX Index	79	06/09/22	$1,251	$9,820

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$9,820

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(4,255)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$9,863

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$289,230

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2022	iShares® International Developed Small Cap Value Factor ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$37,880,662	$124,720,893	$74,322	$162,675,877
Preferred Stocks	—	259,274	—	259,274
Money Market Funds	57,607	—	—	57,607

	$37,938,269	$124,980,167	$74,322	$162,992,758

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$9,820	$—	$9,820

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® International Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.4%
Appen Ltd.	7,029	$35,948
AUB Group Ltd.	5,247	89,055
Bapcor Ltd.	34,104	162,561
Brickworks Ltd.	5,879	106,793
carsales.com Ltd.	16,038	248,289
Cleanaway Waste Management Ltd.	97,614	223,901
Codan Ltd./Australia	14,256	77,243
Collins Foods Ltd.	7,029	55,101
Computershare Ltd.	36,036	662,309
CSL Ltd.	14,553	2,905,399
Domino’s Pizza Enterprises Ltd.	3,762	244,883
Newcrest Mining Ltd.	52,470	1,060,281
Northern Star Resources Ltd.	57,123	460,851
Pro Medicus Ltd.	606	21,953
PSC Insurance Group Ltd.	10,243	34,722
Sonic Healthcare Ltd.	34,650	914,837
Technology One Ltd.	10,041	85,165
Washington H Soul Pattinson & Co. Ltd.	15,840	337,856

		7,727,147

Belgium — 0.3%
Elia Group SA/NV	1,386	211,463
Etablissements Franz Colruyt NV	6,534	270,471
UCB SA	4,455	532,804

		1,014,738

Brazil — 0.1%
Cia. de Locacao das Americas	14,405	82,175
Localiza Rent a Car SA	11,880	152,460

		234,635

Canada — 20.1%
Aecon Group Inc.	6,586	89,401
Agnico Eagle Mines Ltd.	24,651	1,508,460
Alimentation Couche-Tard Inc.	15,741	709,141
Atco Ltd., Class I, NVS	8,217	282,171
Badger Infrastructure Solutions Ltd.	2,828	71,167
Barrick Gold Corp.	67,716	1,660,739
Brookfield Asset Management Inc., Class A	36,044	2,037,827
Canadian Imperial Bank of Commerce	43,461	5,275,532
Canadian National Railway Co.	23,958	3,213,820
Canadian Natural Resources Ltd.	80,685	4,996,061
Canadian Pacific Railway Ltd.	18,118	1,495,353
Canadian Tire Corp. Ltd., Class A, NVS	3,960	597,920
Canadian Western Bank	7,029	204,323
Cargojet Inc.	396	60,210
Cogeco Communications Inc.	1,584	131,114
Cogeco Inc.	808	49,818
Dollarama Inc.	2,178	123,521
Empire Co. Ltd., Class A, NVS	5,247	186,099
Enghouse Systems Ltd.	2,079	65,722
Equitable Group Inc.	792	45,449
Finning International Inc.	9,801	295,092
First National Financial Corp.	3,030	98,233
FirstService Corp.	594	85,920
Fortis Inc.	41,283	2,041,777
Franco-Nevada Corp.	3,366	535,641
George Weston Ltd.	2,574	316,976
goeasy Ltd.	707	79,333
Great-West Lifeco Inc.	32,785	966,124
Hydro One Ltd.(a)	25,047	674,785

Security	Shares	Value

Canada (continued)
iA Financial Corp. Inc.	8,019	$487,561
Imperial Oil Ltd.	9,999	483,893
Intact Financial Corp.	8,019	1,184,874
Loblaw Companies Ltd.	5,049	453,063
Magna International Inc.	20,295	1,302,945
Manulife Financial Corp.	238,980	5,096,354
Maple Leaf Foods Inc.	4,455	106,907
Metro Inc.	8,613	495,774
North West Co. Inc. (The)	4,356	133,452
Open Text Corp.	12,385	525,160
Pan American Silver Corp.	7,128	194,543
Parkland Corp.	14,751	436,223
Power Corp. of Canada	69,520	2,152,081
Premium Brands Holdings Corp.	2,376	207,866
Quebecor Inc., Class B	16,335	389,380
Ritchie Bros Auctioneers Inc.	4,465	263,725
Royal Bank of Canada	77,616	8,545,428
Saputo Inc.	14,553	344,690
Savaria Corp.	3,737	52,371
Stantec Inc.	2,871	144,015
Stella-Jones Inc.	3,366	101,156
Sun Life Financial Inc.	51,183	2,857,716
TFI International Inc.	1,919	204,387
TMX Group Ltd.	3,267	336,016
Toromont Industries Ltd.	2,376	225,237
Toronto-Dominion Bank (The)	108,405	8,601,121
Transcontinental Inc., Class A	8,930	124,791
Waste Connections Inc.	4,158	581,485
Wheaton Precious Metals Corp.	13,266	630,855

		64,560,798

China — 6.9%
Anhui Conch Cement Co. Ltd., Class A	59,400	367,620
AVIC Electromechanical Systems Co. Ltd., Class A	10,100	17,130
Canvest Environmental Protection Group Co. Ltd.	99,000	43,571
China Communications Services Corp. Ltd., Class H	396,000	178,560
China Construction Bank Corp., Class A	148,500	146,493
China Lesso Group Holdings Ltd.	101,000	121,225
China Medical System Holdings Ltd.	202,000	315,038
China Merchants Bank Co. Ltd., Class A	138,600	1,014,745
China Merchants Bank Co. Ltd., Class H	252,500	1,965,566
China National Nuclear Power Co. Ltd., Class A	80,800	102,526
China Railway Group Ltd., Class A	161,600	152,970
China Resources Gas Group Ltd.	78,000	328,292
China Suntien Green Energy Corp. Ltd., Class H	198,000	110,799
China Water Affairs Group Ltd.	92,000	100,256
Citic Pacific Special Steel Group Co. Ltd.	30,300	94,660
CSPC Pharmaceutical Group Ltd.	594,000	680,632
ENN Energy Holdings Ltd.	50,300	751,277
Foshan Haitian Flavouring & Food Co. Ltd., Class A	9,900	135,712
Genertec Universal Medical Group Co. Ltd.(a)	202,000	132,369
Guangdong Investment Ltd.	452,000	615,823
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd., Class A	19,800	51,747
Haier Smart Home Co. Ltd., Class H	118,800	379,861
Industrial & Commercial Bank of China Ltd., Class A	1,306,800	978,612
Infore Environment Technology Group Co. Ltd.	49,500	39,697
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	10,100	44,443
Kweichow Moutai Co. Ltd., Class A	3,200	860,464
Longfor Group Holdings Ltd.(a)	202,000	1,033,264

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2022	iShares® International Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Luzhou Laojiao Co. Ltd., Class A	5,400	$156,745
Metallurgical Corp. of China Ltd., Class A	80,800	47,571
Ping An Insurance Group Co. of China Ltd., Class H	841,500	5,882,981
Sany Heavy Industry Co. Ltd., Class A	79,200	217,059
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	158,400	168,239
Shanghai Baosight Software Co. Ltd., Class A	10,100	77,113
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A	30,300	55,546
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	19,800	76,309
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	118,800	228,108
Shanghai Tunnel Engineering Co. Ltd., Class A	59,400	49,363
Shenzhou International Group Holdings Ltd.	49,500	653,500
Suofeiya Home Collection Co. Ltd., Class A	10,100	30,418
Tencent Holdings Ltd.	69,300	3,194,338
Valiant Co. Ltd.	10,100	28,632
Wuliangye Yibin Co. Ltd., Class A	15,800	382,873
Yankuang Energy Group Co. Ltd., Class A	20,200	121,867
Zhengzhou Coal Mining Machinery Group Co. Ltd., Class H.	40,400	44,467
Zhongsheng Group Holdings Ltd.	19,000	133,593

		22,312,074

Colombia — 0.2%
Grupo Argos SA	31,581	116,179
Grupo Nutresa SA	15,134	183,710
Interconexion Electrica SA ESP	59,400	382,565

		682,454

Denmark — 0.8%
Carlsberg A/S, Class B	7,128	875,043
Coloplast A/S, Class B	6,534	989,499
DSV A/S	1,980	379,478
Royal Unibrew A/S	2,424	226,464
Scandinavian Tobacco Group A/S, Class A(a)	9,031	192,571

		2,663,055

Finland — 0.2%
Huhtamaki OYJ	8,514	296,188
Olvi OYJ, Class A	990	38,897
Uponor OYJ	3,762	76,224
Valmet OYJ	10,494	325,717

		737,026

France — 4.2%
Pharmagest Interactive	198	18,928
Sanofi	84,942	8,684,435
Schneider Electric SE	27,819	4,670,541

		13,373,904

Germany — 5.3%
Atoss Software AG	198	39,059
Bechtle AG	2,277	128,196
Brenntag SE	7,722	622,636
Cewe Stiftung & Co. KGaA	396	39,901
Deutsche Boerse AG	11,187	2,013,780
Deutsche Wohnen SE	3,663	122,819
DIC Asset AG	6,889	110,043
Encavis AG	5,841	121,785
Fresenius Medical Care AG & Co. KGaA	13,464	902,233
Fresenius SE & Co. KGaA	33,066	1,214,066
FUCHS PETROLUB SE	3,232	91,878
Gerresheimer AG	1,683	122,938
LANXESS AG	6,039	265,101
LEG Immobilien SE	6,384	726,997

Security	Shares	Value

Germany (continued)
MBB SE	101	$14,058
Nemetschek SE	594	57,044
Nexus AG	198	11,799
SAP SE	55,242	6,122,367
Sirius Real Estate Ltd.	86,190	141,982
Stratec SE	198	22,065
Symrise AG	3,564	427,297
TAG Immobilien AG	14,910	337,620
Vib Vermoegen AG	1,485	59,942
Vonovia SE	72,666	3,386,990

		17,102,596

Greece — 0.2%
Hellenic Telecommunications Organization SA	24,849	449,323
Sarantis SA	2,291	18,145

		467,468

Hong Kong — 3.6%
AIA Group Ltd.	633,600	6,615,974
CK Infrastructure Holdings Ltd.	99,000	661,798
CLP Holdings Ltd.	198,000	1,926,518
Hong Kong & China Gas Co. Ltd.	909,000	1,097,999
Kerry Logistics Network Ltd.	49,500	113,072
Swire Properties Ltd.	99,000	244,649
Techtronic Industries Co. Ltd.	49,500	793,062

		11,453,072

India — 2.5%
Aegis Logistics Ltd.	8,316	22,418
Asian Paints Ltd.	7,495	303,279
Balaji Amines Ltd.	101	3,848
Berger Paints India Ltd.	3,131	28,852
CRISIL Ltd.	808	34,998
Dr Lal PathLabs Ltd.(a)	404	13,836
Grindwell Norton Ltd.	606	14,338
Gujarat Gas Ltd.	2,222	14,692
Infosys Ltd.	165,033	4,132,861
KEC International Ltd.	2,424	12,083
Larsen & Toubro Infotech Ltd.(a)	891	71,841
LIC Housing Finance Ltd.	21,483	101,000
Page Industries Ltd.	198	112,406
Persistent Systems Ltd.	606	37,901
Pidilite Industries Ltd.	2,475	79,940
Power Grid Corp. of India Ltd.	664,587	1,894,693
Relaxo Footwears Ltd.	606	8,492
Reliance Industries Ltd.	12,771	441,718
Reliance Industries Ltd., GDR(a)	7,697	528,044
Schaeffler India Ltd., NVS	350	8,928
Sundaram Finance Ltd.	1,881	47,978
Tata Elxsi Ltd.	297	34,430
UltraTech Cement Ltd.	2,277	197,346
WABCO India Ltd.	101	10,156

		8,156,078

Indonesia — 0.4%
Bank Central Asia Tbk PT	2,197,800	1,220,362
Mayora Indah Tbk PT	363,600	44,556

		1,264,918

Ireland — 1.1%
CRH PLC	54,450	2,171,745
Kerry Group PLC, Class A	3,967	443,677

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® International Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ireland (continued)
Smurfit Kappa Group PLC	21,879	$971,807

		3,587,229

Italy — 3.5%
A2A SpA	223,317	382,491
ACEA SpA	5,947	109,195
Buzzi Unicem SpA	3,465	64,120
DiaSorin SpA	495	77,316
Enel SpA	1,312,245	8,761,531
Interpump Group SpA	1,386	69,452
Iren SpA	62,964	166,800
Recordati Industria Chimica e Farmaceutica SpA	4,752	238,262
Reply SpA	303	49,782
Terna - Rete Elettrica Nazionale	144,144	1,237,804

		11,156,753

Japan — 19.4%
Aeon Delight Co. Ltd.	100	2,485
Aeon Mall Co. Ltd.	9,900	131,740
AGC Inc.	23,200	926,964
Aica Kogyo Co. Ltd.	9,900	240,750
Air Water Inc.	20,200	283,666
Alfresa Holdings Corp.	19,800	274,460
Astellas Pharma Inc.	128,700	2,010,922
Chiba Bank Ltd (The)	49,500	291,046
COMSYS Holdings Corp.	19,800	431,166
DCM Holdings Co. Ltd.	19,800	170,915
EXEO Group Inc.	11,300	208,391
Fujicco Co. Ltd.	9,900	156,582
FUJIFILM Holdings Corp.	19,800	1,208,591
Fuyo General Lease Co. Ltd.	2,300	131,125
Hikari Tsushin Inc.	1,400	159,161
Hisamitsu Pharmaceutical Co. Inc.	9,900	294,785
Itochu Techno-Solutions Corp.	9,900	252,890
Kandenko Co. Ltd.	15,200	103,699
Kao Corp.	39,600	1,616,893
KDDI Corp.	148,500	4,868,813
Kobayashi Pharmaceutical Co. Ltd.	200	16,025
Kubota Corp.	69,300	1,298,977
Kurita Water Industries Ltd.	2,600	95,968
Lasertec Corp.	600	99,818
MCJ Co. Ltd.	9,900	75,329
Medipal Holdings Corp.	9,900	162,896
Mitsubishi Corp.	138,600	5,201,204
Mizuho Leasing Co. Ltd.	1,300	31,588
MonotaRO Co. Ltd.	1,000	21,462
Morinaga & Co. Ltd./Japan	1,500	46,749
Murata Manufacturing Co. Ltd.	29,700	1,956,422
NEC Networks & System Integration Corp.	3,100	45,119
Nichias Corp.	9,900	203,834
Nintendo Co. Ltd.	11,100	5,602,857
Nippon Gas Co. Ltd.	9,900	120,810
Nippon Sanso Holdings Corp.	10,100	192,037
Nippon Telegraph & Telephone Corp.	99,000	2,876,335
Nissan Chemical Corp.	9,900	580,711
Nisshin Seifun Group Inc.	19,800	276,236
Nitori Holdings Co. Ltd.	2,000	251,625
Nitto Denko Corp.	11,300	810,075
Nomura Real Estate Holdings Inc.	10,900	261,044
Nomura Research Institute Ltd.	11,300	368,688
NSD Co. Ltd.	9,900	176,942

Security	Shares	Value

Japan (continued)
NTT Data Corp.	19,800	$389,115
Obic Co. Ltd.	1,000	149,777
Okinawa Electric Power Co. Inc. (The)	9,900	111,939
Open House Group Co. Ltd.	4,500	199,138
Otsuka Corp.	9,900	351,017
Paltac Corp.	200	7,432
Pan Pacific International Holdings Corp.	9,900	158,405
Raito Kogyo Co. Ltd.	9,900	158,062
Relia Inc.	9,900	85,908
SBI Holdings Inc/Japan	29,700	749,356
SCSK Corp.	10,100	172,716
Sekisui House Ltd.	69,300	1,340,481
Seven & i Holdings Co. Ltd.	39,600	1,888,017
Shin-Etsu Chemical Co. Ltd.	19,800	3,008,278
Shin-Etsu Polymer Co. Ltd.	9,900	91,206
Shionogi & Co. Ltd.	11,300	694,310
Ship Healthcare Holdings Inc.	9,900	160,385
Sohgo Security Services Co. Ltd.	4,200	136,968
Sompo Holdings Inc.	40,400	1,775,193
Sony Group Corp.	19,800	2,036,938
Star Micronics Co. Ltd.	9,900	124,199
Sumitomo Mitsui Financial Group Inc.	202,000	6,380,848
Sumitomo Realty & Development Co. Ltd.	19,800	547,972
Sundrug Co. Ltd.	9,900	241,118
TechnoPro Holdings Inc.	9,900	267,446
Terumo Corp.	19,800	599,118
TIS Inc.	9,900	231,686
Tokio Marine Holdings Inc.	69,300	4,032,789
Tokyo Century Corp.	4,500	164,974
Tokyo Tatemono Co. Ltd.	19,800	296,713
Unicharm Corp.	10,900	391,592
USS Co. Ltd.	19,800	332,712
Yakult Honsha Co. Ltd.	3,200	170,700
Yamaguchi Financial Group Inc.	29,700	164,237
Yamato Holdings Co. Ltd.	20,200	377,339

		62,525,879

Jersey — 0.0%
Sanne Group PLC	6,384	76,651

Malaysia — 0.0%
Allianz Malaysia Bhd	10,100	30,554

Mexico — 0.7%
America Movil SAB de CV, Series L, NVS	1,296,900	1,377,101
Arca Continental SAB de CV	49,500	336,595
Grupo Bimbo SAB de CV, Series A	70,700	213,486
Grupo Comercial Chedraui SA de CV	9,900	25,464
Orbia Advance Corp. SAB de CV	99,000	261,362
Qualitas Controladora SAB de CV	20,200	115,767

		2,329,775

Netherlands — 0.4%
IMCD NV	1,089	185,775
Wolters Kluwer NV	11,286	1,203,159

		1,388,934

New Zealand — 0.3%
EBOS Group Ltd.	9,637	276,034
Fisher & Paykel Healthcare Corp. Ltd.	22,176	372,117
Mainfreight Ltd.	2,772	160,503
Summerset Group Holdings Ltd.	10,041	81,485

		890,139

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2022	iShares® International Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway — 0.1%
Borregaard ASA	3,762	$74,271
Medistim ASA	303	9,052
Tomra Systems ASA	2,376	121,209

		204,532

Philippines — 0.0%
International Container Terminal Services Inc.	17,820	77,197

Poland — 0.0%
Neuca SA	99	19,536

Portugal — 0.1%
Sonae SGPS SA	124,443	142,835

Saudi Arabia — 0.0%
Mouwasat Medical Services Co.	1,485	83,918

South Korea — 0.2%
AfreecaTV Co. Ltd.	99	11,998
KIWOOM Securities Co. Ltd.	1,584	128,054
Kolmar BNH Co. Ltd.	707	18,933
LEENO Industrial Inc.	495	74,761
NAVER Corp.	693	192,605
NICE Information Service Co. Ltd.	2,323	37,641
SK Gas Ltd.	297	28,180
Youngone Corp.	909	35,540

		527,712

Spain — 2.4%
Iberdrola SA	689,214	7,533,087
Vidrala SA	990	69,467
Viscofan SA	3,636	215,641

		7,818,195

Sweden — 1.0%
AAK AB	6,633	122,928
Assa Abloy AB, Class B	45,045	1,210,791
Atrium Ljungberg AB, Class B	3,838	78,627
Bravida Holding AB(a)	12,991	149,379
Castellum AB	24,849	613,515
Catena AB	1,212	73,022
Heba Fastighets AB	606	9,771
Lifco AB, Class B	3,232	82,046
Platzer Fastigheter Holding AB, Class B	3,861	47,688
Swedish Match AB	96,822	728,105

		3,115,872

Switzerland — 11.8%
ALSO Holding AG, Registered(b)	297	72,220
Berner Kantonalbank AG	594	143,992
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	33	392,763
Chocoladefabriken Lindt & Spruengli AG, Registered	3	362,875
Coca-Cola HBC AG, Class DI	18,810	392,299
DKSH Holding AG	2,871	241,802
Geberit AG, Registered	1,980	1,220,584
Givaudan SA, Registered	396	1,636,643
Logitech International SA, Registered	6,138	456,251
Nestle SA, Registered	74,646	9,705,373
Novartis AG, Registered	112,860	9,908,149
Partners Group Holding AG	1,485	1,838,729
Roche Holding AG, Bearer	1,584	692,764
Roche Holding AG, NVS	23,859	9,440,093
Siegfried Holding AG, Registered(b)	99	81,602

Security	Shares	Value

Switzerland (continued)
Sika AG, Registered	3,366	$1,113,653
Temenos AG, Registered	2,079	199,979

		37,899,771

Taiwan — 0.7%
Advantech Co. Ltd.	27,000	345,967
Chailease Holding Co. Ltd.	99,950	876,694
Elan Microelectronics Corp.	57,000	338,603
Parade Technologies Ltd.	2,000	124,996
Sigurd Microelectronics Corp.(b)	101,000	208,146
Sinbon Electronics Co. Ltd.	11,000	99,222
Taiwan Union Technology Corp.	40,000	115,749
Unimicron Technology Corp.	18,000	153,422
Voltronic Power Technology Corp.	2,000	100,931

		2,363,730

Turkey — 0.0%
Aselsan Elektronik Sanayi Ve Ticaret AS	11,880	19,547

United Kingdom — 10.4%
Advanced Medical Solutions Group PLC	1,818	7,056
Ashtead Group PLC	11,187	704,383
Avon Protection PLC	2,772	47,339
B&M European Value Retail SA	73,260	512,549
BAE Systems PLC	300,168	2,819,012
Bunzl PLC	17,820	691,079
CareTech Holdings PLC	5,049	45,828
Clarkson PLC	2,079	100,460
Craneware PLC	990	21,719
Cranswick PLC	2,929	135,198
Croda International PLC	5,247	539,767
DCC PLC	8,122	628,919
Dechra Pharmaceuticals PLC	2,574	136,659
Diageo PLC	133,947	6,794,399
Diploma PLC	5,346	183,532
dotdigital group Plc	8,910	9,680
Drax Group PLC	30,393	312,550
EMIS Group PLC	4,464	77,943
Ferguson PLC	9,999	1,354,662
Focusrite PLC	707	12,074
Games Workshop Group PLC	2,277	216,523
Gamma Communications PLC	1,919	33,977
Genus PLC	2,277	84,411
GlobalData PLC	202	3,327
Grainger PLC	33,660	128,372
Halma PLC	8,118	265,597
Hargreaves Lansdown PLC	36,630	482,813
Hilton Food Group PLC	2,772	44,954
HomeServe PLC	34,749	384,813
Impax Asset Management Group PLC	6,039	77,698
Learning Technologies Group PLC	10,395	22,245
Liontrust Asset Management PLC	8,316	138,159
London Stock Exchange Group PLC	9,702	1,011,730
RELX PLC	120,780	3,758,399
RWS Holdings PLC	21,384	103,937
Sage Group PLC (The)	80,982	742,012
Severn Trent PLC	24,453	985,559
Softcat PLC	4,061	90,904
Spectris PLC	8,415	285,391
Spirax-Sarco Engineering PLC	2,277	372,246
Treatt PLC	693	10,285
Ultra Electronics Holdings PLC	3,838	166,756

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® International Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Unilever PLC	199,287	$9,048,178

		33,593,094

Total Common Stocks — 99.3% (Cost: $318,108,174)		319,601,816

Preferred Stocks

Germany — 0.1%
Fuchs Petrolub SE, Preference Shares, NVS	5,742	208,328

Total Preferred Stocks — 0.1% (Cost: $246,301)		208,328

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	370,000	370,000

Total Short-Term Investments — 0.1% (Cost: $370,000)		370,000

Total Investments in Securities — 99.5% (Cost: $318,724,475)		320,180,144

Other Assets, Less Liabilities — 0.5%		1,690,989

Net Assets — 100.0%		$321,871,133

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$56,251	$—		$(56,150	)(b)	$(101)	$—	$—	—	$4,981	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	120,000	250,000	(b)	—		—	—	370,000	370,000	104		—

						$(101)	$—	$370,000		$5,085		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSX 60 Index	2	06/16/22	$422	$(3,909)

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2022	iShares® International Dividend Growth ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

MSCI EAFE Index	14	06/17/22	$1,501	$41,752

				$37,843

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$41,752

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$3,909

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(2,295)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$42,013

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,007,713

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® International Dividend Growth ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$70,965,243	$248,636,573	$—	$319,601,816
Preferred Stocks	—	208,328	—	208,328
Money Market Funds	370,000	—	—	370,000

	$71,335,243	$248,844,901	$—	$320,180,144

Derivative financial instruments(a)
Assets
Futures Contracts	$41,752	$—	$—	$41,752
Liabilities
Futures Contracts	(3,909)	—	—	(3,909)

	$37,843	$—	$—	$37,843

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments March 31, 2022	iShares® Latin America 40 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 42.5%
Ambev SA, ADR	15,794,195	$51,015,250
B3 SA - Brasil, Bolsa, Balcao	21,947,695	72,420,640
Banco do Brasil SA	5,132,979	37,410,733
BRF SA, ADR(a)(b)	2,751,577	10,923,761
CCR SA	3,977,595	11,445,595
Localiza Rent a Car SA	2,120,053	27,207,284
Lojas Renner SA	3,544,429	20,472,752
Magazine Luiza SA	9,906,615	14,190,801
Natura & Co. Holding SA(a)	3,017,583	16,510,651
Pagseguro Digital Ltd., Class A(a)(b)	742,717	14,891,476
Petroleo Brasileiro SA, ADR	6,666,042	98,657,422
Rede D’Or Sao Luiz SA(c)	2,665,403	27,935,772
StoneCo Ltd., Class A(a)(b)	818,838	9,580,405
Vale SA, ADR	14,342,735	286,711,273
WEG SA	5,263,226	38,547,944

		737,921,759

Chile — 6.7%
Banco de Chile	155,757,333	16,683,162
Banco Santander Chile, ADR	557,741	12,599,369
Cencosud SA	4,817,763	9,491,018
Empresas CMPC SA	3,938,213	7,292,802
Empresas COPEC SA	1,209,967	9,995,914
Enel Americas SA, ADR(b)	1,382,722	8,254,850
Falabella SA	2,604,821	8,325,959
Sociedad Quimica y Minera de Chile SA, ADR	511,677	43,799,551

		116,442,625

Colombia — 2.5%
Bancolombia SA, ADR	404,672	17,263,307
Ecopetrol SA, ADR	884,576	16,453,114
Interconexion Electrica SA ESP	1,586,277	10,216,401

		43,932,822

Mexico — 23.6%
America Movil SAB de CV, Series L, NVS	80,928,000	85,932,597
Cemex SAB de CV, NVS(a)	54,242,515	29,152,966
Fibra Uno Administracion SA de CV	10,613,300	12,432,875
Fomento Economico Mexicano SAB de CV	6,581,200	54,714,290
Grupo Financiero Banorte SAB de CV, Class O	8,780,800	66,021,551
Grupo Mexico SAB de CV, Series B	11,156,500	66,748,291
Grupo Televisa SAB, CPO	9,058,000	21,294,725
Wal-Mart de Mexico SAB de CV	18,142,000	74,720,595

		411,017,890

Peru — 3.6%
Credicorp Ltd.	226,555	38,938,008

Security	Shares	Value

Peru (continued)
Southern Copper Corp.	304,453	$23,107,983

		62,045,991

Total Common Stocks — 78.9% (Cost: $1,290,211,131)		1,371,361,087

Preferred Stocks

Brazil — 20.7%
Banco Bradesco SA, Preference Shares, ADR	17,370,777	80,600,405
Gerdau SA, Preference Shares, ADR(b)	4,107,001	26,408,016
Itau Unibanco Holding SA, Preference Shares, ADR	17,361,268	99,132,840
Itausa SA, Preference Shares, NVS	17,030,641	38,453,575
Petroleo Brasileiro SA, Preference Shares, ADR	8,228,910	115,040,162

		359,634,998

Total Preferred Stocks — 20.7% (Cost: $398,132,437)		359,634,998

Short-Term Investments

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(d)(e)(f)	23,459,681	23,454,989
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(d)(e)	3,600,000	3,600,000

		27,054,989

Total Short-Term Investments — 1.5% (Cost: $27,046,170)		27,054,989

Total Investments in Securities — 101.1% (Cost: $1,715,389,738)		1,758,051,074

Other Assets, Less Liabilities — (1.1)%		$(19,861,397)

Net Assets — 100.0%		$1,738,189,677

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Latin America 40 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$54,526,143	$—	$(31,056,596	)(a)	$(10,594)	$(3,964)	$23,454,989	23,459,681	$584,172	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,240,000	—	(3,640,000	)(a)	—	—	3,600,000	3,600,000	1,011		—

					$(10,594)	$(3,964)	$27,054,989		$585,183		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MEX BOLSA Index	63	06/17/22	$1,797	$102,831
MSCI Brazil Index	72	06/17/22	4,096	527,017

				$629,848

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$629,848

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$947,937

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$559,123

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,070,989

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2022	iShares® Latin America 40 ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,354,677,925	$16,683,162	$—	$1,371,361,087
Preferred Stocks	359,634,998	—	—	359,634,998
Money Market Funds	27,054,989	—	—	27,054,989

	$1,741,367,912	$16,683,162	$—	$1,758,051,074

Derivative financial instruments(a)
Assets
Futures Contracts	$629,848	$—	$—	$629,848

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2022

	iShares Asia 50 ETF	iShares Emerging Markets Infrastructure ETF	iShares Europe ETF	iShares International Developed Property ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,874,445,538	$20,428,039	$1,934,409,676	$63,359,821
Affiliated(c)	—	1,254,889	5,163,435	488,807
Cash	1,589,626	2,735	5,898	486
Foreign currency, at value(d)	3,856,750	16,490	3,979,028	145,160
Cash pledged:
Futures contracts	300,000	4,000	—	13,000
Foreign currency collateral pledged:
Futures contracts(e)	—	—	718,160	5,290
Receivables:
Investments sold	2,442,855	2,038,350	—	—
Securities lending income — Affiliated	—	274	426	1,039
Dividends	6,026,485	62,467	5,214,194	289,409
Tax reclaims	—	—	3,262,207	54,408

Total assets	1,888,661,254	23,807,244	1,952,753,024	64,357,420

LIABILITIES
Collateral on securities loaned, at value	—	1,226,476	2,528,876	459,660
Deferred foreign capital gain tax	—	—	—	13,188
Payables:
Investments purchased	2,447,552	1,975,311	2,893,119	—
Variation margin on futures contracts	292,158	855	104,692	6,006
Investment advisory fees	796,362	9,407	940,987	25,653
Professional fees	—	—	363,667	6,941
IRS compliance fee for foreign withholding tax claims	—	—	1,942,450	—

Total liabilities	3,536,072	3,212,049	8,773,791	511,448

NET ASSETS	$1,885,125,182	$20,595,195	$1,943,979,233	$63,845,972

NET ASSETS CONSIST OF:
Paid-in capital	$1,875,582,314	$53,128,065	$2,285,676,462	$105,545,196
Accumulated earnings (loss)	9,542,868	(32,532,870)	(341,697,229)	(41,699,224)

NET ASSETS	$1,885,125,182	$20,595,195	$1,943,979,233	$63,845,972

Shares outstanding	27,450,000	900,000	38,750,000	1,800,000

Net asset value	$68.67	$22.88	$50.17	$35.47

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$1,163,364	$2,495,731	$417,193
(b) Investments, at cost — Unaffiliated	$1,750,166,818	$19,832,184	$1,917,591,305	$72,615,317
(c) Investments, at cost — Affiliated	$—	$1,255,406	$5,163,119	$488,680
(d) Foreign currency, at cost	$3,858,902	$16,740	$3,944,810	$143,765
(e) Foreign currency collateral pledged, at cost	$—	$—	$753,037	$5,609

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Assets and Liabilities  (continued)

March 31, 2022

	iShares International Developed Small Cap Value Factor ETF	iShares International Dividend Growth ETF	iShares Latin America 40 ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$162,935,151	$319,810,144	$1,730,996,085
Affiliated(c)	57,607	370,000	27,054,989
Cash	1,467	3,315	227,104
Foreign currency, at value(d)	610,775	374,348	500,336
Cash pledged:
Futures contracts	41,000	94,000	582,000
Foreign currency collateral pledged:
Futures contracts(e)	—	22,397	159,880
Receivables:
Investments sold	288,171	—	—
Securities lending income — Affiliated	56	—	4,489
Variation margin on futures contracts	—	—	21,551
Capital shares sold	—	—	7,993,975
Dividends	647,208	1,106,635	2,631,180
Tax reclaims	22,677	327,060	—

Total assets	164,604,112	322,107,899	1,770,171,589

LIABILITIES
Collateral on securities loaned, at value	17,642	—	23,377,407
Deferred foreign capital gain tax	—	166,604	—
Payables:
Investments purchased	346,540	—	7,993,975
Variation margin on futures contracts	18,684	29,393	—
Bank borrowings	—	189	—
Investment advisory fees	39,875	40,580	610,530

Total liabilities	422,741	236,766	31,981,912

NET ASSETS	$164,181,371	$321,871,133	$1,738,189,677

NET ASSETS CONSIST OF:
Paid-in capital	$164,574,521	$327,283,822	$2,617,101,757
Accumulated loss	(393,150)	(5,412,689)	(878,912,080)

NET ASSETS	$164,181,371	$321,871,133	$1,738,189,677

Shares outstanding	4,800,000	4,950,000	57,250,000

Net asset value	$34.20	$65.02	$30.36

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$16,673	$—	$22,707,667
(b) Investments, at cost — Unaffiliated	$163,698,544	$318,354,475	$1,688,343,568
(c) Investments, at cost — Affiliated	$57,610	$370,000	$27,046,170
(d) Foreign currency, at cost	$612,628	$373,952	$500,085
(e) Foreign currency collateral pledged, at cost	$—	$22,444	$155,630

See notes to financial statements.

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2022

	iShares Asia 50 ETF	iShares Emerging Markets Infrastructure ETF	iShares Europe ETF	iShares International Developed Property ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$46,707,750	$780,651	$57,558,050	$2,642,587
Dividends — Affiliated	1,398	129	625	102
Interest — Unaffiliated	87	—	—	—
Securities lending income — Affiliated — net	145,453	5,974	46,699	26,824
Other income — Unaffiliated	—	—	2,133,101	899
Foreign taxes withheld	(5,371,613)	(31,679)	(6,313,689)	(224,032)
Foreign withholding tax claims	—	—	7,776,048	70,941
IRS Compliance fee for foreign withholding tax claims	—	—	(1,931,810)	—

Total investment income	41,483,075	755,075	59,269,024	2,517,321

EXPENSES
Investment advisory fees	12,759,276	99,260	11,631,732	365,433
Commitment fees	23,664	216	—	—
Professional fees	217	217	1,026,987	7,401

Total expenses	12,783,157	99,693	12,658,719	372,834

Net investment income	28,699,918	655,382	46,610,305	2,144,487

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	19,353,007	(1,275,077)	(34,799,187)	(1,561,474)
Investments — Affiliated	(2,244)	(410)	(1,547)	(434)
In-kind redemptions — Unaffiliated	82,649,639	15,088	6,778,584	201,521
Futures contracts	(1,296,140)	(22,322)	676,151	52,755
Foreign currency transactions	(382,492)	395	(78,828)	(14,620)

Net realized gain (loss)	100,321,770	(1,282,326)	(27,424,827)	(1,322,252)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	(756,836,545)	73,335	3,670,158	1,602,842
Investments — Affiliated	(4,094)	(651)	(901)	(196)
Futures contracts	136,413	3,817	43,841	6,908
Foreign currency translations	304,865	(332)	(153,554)	(51)

Net change in unrealized appreciation (depreciation)	(756,399,361)	76,169	3,559,544	1,609,503

Net realized and unrealized gain (loss)	(656,077,591)	(1,206,157)	(23,865,283)	287,251

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(627,377,673)	$(550,775)	$22,745,022	$2,431,738

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$—	$—	$(2,373)
(b) Net of increase in deferred foreign capital gain tax of	$—	$—	$—	$(7,408)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Operations  (continued)

Year Ended March 31, 2022

	iShares International Developed Small Cap Value Factor ETF	iShares International Dividend Growth ETF	iShares Latin America 40 ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$1,444,971	$7,567,560	$98,740,272
Dividends — Affiliated	14	104	2,672
Non-cash dividends — Unaffiliated	—	368,296	—
Securities lending income — Affiliated — net	381	4,981	582,511
Foreign taxes withheld	(173,197)	(833,164)	(4,801,993)

Total investment income	1,272,169	7,107,777	94,523,462

EXPENSES
Investment advisory fees	103,251	387,123	6,786,381
Commitment fees	—	1,027	17,488
Professional fees	—	217	217
Interest expense	—	500	—

Total expenses	103,251	388,867	6,804,086

Less:
Investment advisory fees waived	(25,813)	—	—

Total expenses after fees waived	77,438	388,867	6,804,086

Net investment income	1,194,731	6,718,910	87,719,376

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(448,085)	(1,000,669)	(172,321,716)
Investments — Affiliated	(30)	(101)	(10,594)
In-kind redemptions — Unaffiliated	—	6,371,326	73,010,549
Futures contracts	(4,255)	(2,295)	947,937
Foreign currency transactions	311	(78,433)	387,918

Net realized gain (loss)	(452,059)	5,289,828	(97,985,906)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	(731,788)	(9,240,110)	276,619,123
Investments — Affiliated	(3)	—	(3,964)
Futures contracts	9,863	42,013	559,123
Foreign currency translations	(1,693)	(1,064)	(11,049)

Net change in unrealized appreciation (depreciation)	(723,621)	(9,199,161)	277,163,233

Net realized and unrealized gain (loss)	(1,175,680)	(3,909,333)	179,177,327

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,051	$2,809,577	$266,896,703

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$(126,203)	$—
(b) Net of increase in deferred foreign capital gain tax of	$—	$(111,235)	$—

See notes to financial statements.

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Asia 50 ETF		iShares Emerging Markets Infrastructure ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$28,699,918	$32,964,049	$655,382	$425,682
Net realized gain (loss)	100,321,770	(56,118,297)	(1,282,326)	(1,584,038)
Net change in unrealized appreciation (depreciation)	(756,399,361)	882,048,095	76,169	4,775,752

Net increase (decrease) in net assets resulting from operations	(627,377,673)	858,893,847	(550,775)	3,617,396

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(35,774,281)	(26,020,775)	(642,264)	(404,832)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(624,392,740)	1,280,508,150	5,705,641	—

NET ASSETS
Total increase (decrease) in net assets	(1,287,544,694)	2,113,381,222	4,512,602	3,212,564
Beginning of year	3,172,669,876	1,059,288,654	16,082,593	12,870,029

End of year	$1,885,125,182	$3,172,669,876	$20,595,195	$16,082,593

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Statements of Changes in Net Assets (continued)

	iShares Europe ETF		iShares International Developed Property ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$46,610,305	$28,195,816	$2,144,487	$2,546,539
Net realized loss	(27,424,827)	(49,679,049)	(1,322,252)	(470,547)
Net change in unrealized appreciation (depreciation)	3,559,544	542,303,419	1,609,503	24,431,424

Net increase in net assets resulting from operations	22,745,022	520,820,186	2,431,738	26,507,416

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(56,175,033)	(27,830,960)	(3,007,345)	(1,993,212)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	311,464,772	(79,151,475)	(18,963,064)	(19,458,302)

NET ASSETS
Total increase (decrease) in net assets	278,034,761	413,837,751	(19,538,671)	5,055,902
Beginning of year	1,665,944,472	1,252,106,721	83,384,643	78,328,741

End of year	$1,943,979,233	$1,665,944,472	$63,845,972	$83,384,643

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares International Developed Small Cap Value Factor ETF		iShares International Dividend Growth ETF

	Year Ended 03/31/22	Period From 03/23/21 to 03/31/21 (a)	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,194,731	$27,146	$6,718,910	$3,073,259
Net realized gain (loss)	(452,059)	(4)	5,289,828	8,076,946
Net change in unrealized appreciation (depreciation)	(723,621)	(31,682)	(9,199,161)	24,946,116

Net increase (decrease) in net assets resulting from operations	19,051	(4,540)	2,809,577	36,096,321

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(407,661)	—	(5,744,772)	(3,199,818)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	157,695,420	6,879,101	134,951,001	77,315,151

NET ASSETS
Total increase in net assets	157,306,810	6,874,561	132,015,806	110,211,654
Beginning of period	6,874,561	—	189,855,327	79,643,673

End of period	$164,181,371	$6,874,561	$321,871,133	$189,855,327

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Changes in Net Assets (continued)

	iShares Latin America 40 ETF

	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$87,719,376	$31,050,991
Net realized loss	(97,985,906)	(259,401,223)
Net change in unrealized appreciation (depreciation)	277,163,233	581,656,255

Net increase in net assets resulting from operations	266,896,703	353,306,023

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(99,359,955)	(24,930,898)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(199,937,506)	644,338,355

NET ASSETS
Total increase (decrease) in net assets	(32,400,758)	972,713,480
Beginning of year	1,770,590,435	797,876,955

End of year	$1,738,189,677	$1,770,590,435

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Asia 50 ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$90.91	$56.05	$61.05	$67.20	$52.54

Net investment income(a)	0.93	1.31	1.42	1.48	1.06
Net realized and unrealized gain (loss)(b)	(21.99)	34.52	(4.94)	(6.25)	14.56

Net increase (decrease) from investment operations	(21.06)	35.83	(3.52)	(4.77)	15.62

Distributions(c)
From net investment income	(1.18)	(0.97)	(1.48)	(1.38)	(0.96)

Total distributions	(1.18)	(0.97)	(1.48)	(1.38)	(0.96)

Net asset value, end of year	$68.67	$90.91	$56.05	$61.05	$67.20

Total Return(d)
Based on net asset value	(23.36)%	64.22%	(6.00)%	(6.94)%	29.86%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	1.12%	1.66%	2.32%	2.43%	1.67%

Supplemental Data
Net assets, end of year (000)	$1,885,125	$3,172,670	$1,059,289	$1,089,745	$947,500

Portfolio turnover rate(f)	13%	46%	6%	10%	16%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Emerging Markets Infrastructure ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$24.74	$19.80	$28.64	$32.07	$31.49

Net investment income(a)	0.95	0.65	0.75	0.75	0.66
Net realized and unrealized gain (loss)(b)	(1.84)	4.91	(8.94)	(3.45)	0.77

Net increase (decrease) from investment operations	(0.89)	5.56	(8.19)	(2.70)	1.43

Distributions(c)
From net investment income	(0.97)	(0.62)	(0.65)	(0.73)	(0.85)

Total distributions	(0.97)	(0.62)	(0.65)	(0.73)	(0.85)

Net asset value, end of year	$22.88	$24.74	$19.80	$28.64	$32.07

Total Return(d)
Based on net asset value	(3.83)%	28.33%	(29.33)%	(8.35)%	4.55%

Ratios to Average Net Assets(e)
Total expenses	0.60%	0.60%	0.75%	0.75%	0.75%

Net investment income	3.96%	2.90%	2.60%	2.56%	2.02%

Supplemental Data
Net assets, end of year (000)	$20,595	$16,083	$12,870	$25,773	$41,686

Portfolio turnover rate(f)	23%	27%	18%	25%	21%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Europe ETF

	Year Ended 03/31/22		Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$50.25		$35.42	$43.40	$46.48	$41.82

Net investment income(a)	1.24	(b)	0.85	1.24	1.42	1.10
Net realized and unrealized gain (loss)(c)	0.21		14.82	(7.78)	(3.16)	4.69

Net increase (decrease) from investment operations	1.45		15.67	(6.54)	(1.74)	5.79

Distributions(d)
From net investment income	(1.53)		(0.84)	(1.44)	(1.34)	(1.13)

Total distributions	(1.53)		(0.84)	(1.44)	(1.34)	(1.13)

Net asset value, end of year	$50.17		$50.25	$35.42	$43.40	$46.48

Total Return(e)
Based on net asset value	2.69	%(b)	44.70%	(15.61)%	(3.73)%	13.96%

Ratios to Average Net Assets(f)
Total expenses	0.63%		0.60%	0.59%	0.59%	0.59%

Total expenses excluding professional fees for foreign withholding tax claims	0.58%		0.59%	0.59%	0.59%	N/A

Net investment income	2.34	%(b)	1.94%	2.84%	3.23%	2.39%

Supplemental Data
Net assets, end of year (000)	$1,943,979		$1,665,944	$1,252,107	$2,002,860	$2,765,550

Portfolio turnover rate(g)	5%		5%	5%	7%	3%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31,2022:
•	Net investment income per share by $0.18.
•	Total return by 0.36%.
•	Ratio of net investment income to average net assets by 0.34%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares International Developed Property ETF

	Year Ended 03/31/22		Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$36.25		$27.97	$38.79	$38.95	$35.50

Net investment income(a)	1.06	(b)	0.94	1.14	1.19	1.17
Net realized and unrealized gain (loss)(c)		(0.35)	8.19	(9.31)	0.23	3.96

Net increase (decrease) from investment operations	0.71		9.13	(8.17)	1.42	5.13

Distributions(d)
From net investment income		(1.49)	(0.85)	(2.65)	(1.58)	(1.68)

Total distributions		(1.49)	(0.85)	(2.65)	(1.58)	(1.68)

Net asset value, end of year	$35.47		$36.25	$27.97	$38.79	$38.95

Total Return(e)
Based on net asset value	1.79	%(b)	32.96%	(22.52)%	3.91%	14.58%

Ratios to Average Net Assets(f)
Total expenses		0.49%	0.48%	0.48%	0.48%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims		0.48%	N/A	N/A	N/A	N/A

Net investment income	2.82	%(b)	2.92%	3.01%	3.16%	3.04%

Supplemental Data
Net assets, end of year (000)	$63,846		$83,385	$78,329	$131,871	$155,780

Portfolio turnover rate(g)		12%	16%	8%	9%	11%

(a)	Based on average shares outstanding.
(b)

Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2022, respectively:

•	Net investment income per share by $0.04.
•	Total return by 0.12%.
•	Ratio of net investment income to average net assets by 0.09%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares International Developed Small Cap Value Factor ETF

		Period From
	Year Ended	03/23/21	(a)
	03/31/22	to 03/31/21

Net asset value, beginning of period	$34.37	$34.52

Net investment income(b)	1.59	0.16
Net realized and unrealized loss(c)	(0.74)		(0.31)

Net increase (decrease) from investment operations	0.85		(0.15)

Distributions
From net investment income	(1.02)	—

Total distributions	(1.02)	—

Net asset value, end of period	$34.20	$34.37

Total Return(d)
Based on net asset value	2.42%	(0.43	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.40%	0.40	%(g)

Total expenses after fees waived	0.30%	0.30	%(g)

Net investment income	4.55%	17.96	%(g)

Supplemental Data
Net assets, end of period (000)	$164,181	$6,875

Portfolio turnover rate(h)	35%	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares International Dividend Growth ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of period	$64.36	$45.51	$53.81	$56.40	$51.23

Net investment income(a)	1.74	1.53	1.56	1.51	1.27
Net realized and unrealized gain (loss)(b)	0.39	18.87	(8.24)	(2.58)	5.31

Net increase (decrease) from investment operations	2.13	20.40	(6.68)	(1.07)	6.58

Distributions(c)
From net investment income	(1.47)	(1.55)	(1.62)	(1.52)	(1.41)

Total distributions	(1.47)	(1.55)	(1.62)	(1.52)	(1.41)

Net asset value, end of period	$65.02	$64.36	$45.51	$53.81	$56.40

Total Return(d)
Based on net asset value	3.28%	45.29%	(12.75)%	(1.88)%	12.93%

Ratios to Average Net Assets(e)
Total expenses	0.15%	0.19%	0.22%	0.22%	0.22%

Net investment income	2.60%	2.66%	2.81%	2.80%	2.26%

Supplemental Data
Net assets, end of period (000)	$321,871	$189,855	$79,644	$75,329	$56,397

Portfolio turnover rate(f)	40%	66%	35%	34%	42%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Latin America 40 ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$27.56	$18.34	$33.24	$37.28	$31.58

Net investment income(a)	1.70	0.68	0.98	0.88	0.83
Net realized and unrealized gain (loss)(b)	3.09	9.09	(14.83)	(3.96)	5.49

Net increase (decrease) from investment operations	4.79	9.77	(13.85)	(3.08)	6.32

Distributions(c)
From net investment income	(1.99)	(0.55)	(1.05)	(0.96)	(0.62)

Total distributions	(1.99)	(0.55)	(1.05)	(0.96)	(0.62)

Net asset value, end of year	$30.36	$27.56	$18.34	$33.24	$37.28

Total Return(d)
Based on net asset value	19.25%	53.62%	(43.05)%	(7.93)%	20.38%

Ratios to Average Net Assets(e)
Total expenses	0.47%	0.48%	0.48%	0.48%	0.48%

Net investment income	6.07%	2.78%	3.08%	2.68%	2.43%

Supplemental Data
Net assets, end of year (000)	$1,738,190	$1,770,590	$797,877	$1,529,164	$1,770,599

Portfolio turnover rate(f)	27%	20%	22%	20%	16%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Asia 50	Non-diversified
Emerging Markets Infrastructure	Non-diversified
Europe	Diversified
International Developed Property	Diversified
International Developed Small Cap Value Factor	Non-diversified
International Dividend Growth	Diversified
Latin America 40	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Emerging Markets Infrastructure
Barclays Bank PLC	$468,293	$468,293		$—	$—
Morgan Stanley	695,071	695,071		—	—

	$1,163,364	$1,163,364		$—	$—

Europe
BNP Paribas SA	$287,496	$281,364		$—	$(6,132	)(b)
Morgan Stanley	1,159,136	1,159,136		—	—
UBS AG	718,043	701,093		—	(16,950	)(b)
UBS Securities LLC	331,056	323,241		—	(7,815	)(b)

	$2,495,731	$2,464,834		$—	$(30,897)

International Developed Property
BofA Securities, Inc.	$22,582	$22,582		$—	$—
Credit Suisse Securities (USA) LLC	41,889	41,889		—	—
Goldman Sachs & Co. LLC	57,207	57,207		—	—
HSBC Bank PLC	39,636	39,636		—	—
J.P. Morgan Securities LLC	84,321	84,321		—	—
Morgan Stanley	132,125	132,125		—	—
Nomura Securities International, Inc.	10,558	10,558		—	—
SG Americas Securities LLC	28,875	28,875		—	—

	$417,193	$417,193		$—	$—

International Developed Small Cap Value Factor
Barclays Capital, Inc.	$4,522	$4,522		$—	$—
Jefferies LLC	12,151	12,151		—	—

	$16,673	$16,673		$—	$—

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Latin America 40
Barclays Bank PLC	$1,538,236	$1,538,236		$—	$—
BNP Paribas SA	235,815	235,815		—	—
Citigroup Global Markets, Inc.	4,596,555	4,596,555		—	—
Credit Suisse Securities (USA) LLC	7,446,652	7,446,652		—	—
Deutsche Bank Securities, Inc.	20,576	20,576		—	—
J.P. Morgan Securities LLC	5,776,806	5,776,806		—	—
Morgan Stanley	3,093,027	3,093,027		—	—

	$22,707,667	$22,707,667		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Asia 50	0.50%
Emerging Markets Infrastructure	0.60
International Developed Property	0.48
International Developed Small Cap Value Factor	0.40
International Dividend Growth	0.15

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements  (continued)

For its investment advisory services to the iShares Europe ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $12 billion	0.6000%
Over $12 billion, up to and including $18 billion	0.5700
Over $18 billion, up to and including $24 billion	0.5415
Over $24 billion, up to and including $30 billion	0.5145
Over $30 billion	0.4888

For its investment advisory services to the iShares Latin America 40 ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $46 billion	0.5000%
Over $46 billion, up to and including $81 billion	0.4750
Over $81 billion, up to and including $111 billion	0.4513
Over $111 billion, up to and including $141 billion	0.4287
Over $141 billion, up to and including $171 billion	0.4073
Over $171 billion	0.3869

Prior to July 14, 2021, for its investment advisory services to the iShares Latin America 40 ETF, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $46 billion	0.5000%
Over $46 billion, up to and including $81 billion	0.4750
Over $81 billion, up to and including $111 billion	0.4513
Over $111 billion, up to and including $141 billion	0.4287
Over $141 billion	0.4073

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For the iShares Emerging Markets Infrastructure ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through July 31, 2022 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds. For the iShares International Developed Small Cap Value Factor ETF, BFA has contractually agreed to waive a portion of its investment advisory fee through March 31, 2023 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.30% of average daily net assets.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended March 31, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

International Developed Small Cap Value Factor	$25,813

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended March 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Asia 50	$40,106
Emerging Markets Infrastructure	1,888
Europe	11,567
International Developed Property	6,191
International Developed Small Cap Value Factor	100
International Dividend Growth	1,179
Latin America 40	142,102

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Asia 50	$42,911,767	$27,142,494	$(6,550,470)
Emerging Markets Infrastructure	420,980	742,704	39,901
Europe	9,993,755	6,496,106	(2,933,382)
International Developed Property	785,763	137,745	(90,795)
International Developed Small Cap Value Factor	159,707	664,070	(24,756)
International Dividend Growth	19,437,312	17,708,051	1,139,415
Latin America 40	670,101	4,134,799	(3,840,187)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Asia 50	$336,081,542	$555,161,077
Emerging Markets Infrastructure	6,915,049	3,775,954
Europe	134,771,558	97,210,291
International Developed Property	9,174,170	10,001,760
International Developed Small Cap Value Factor	13,273,273	12,769,183
International Dividend Growth	132,392,599	104,183,017
Latin America 40	392,487,502	432,439,555

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements  (continued)

For the year ended March 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Asia 50	$1,545,891	$362,187,608
Emerging Markets Infrastructure	2,468,047	—
Europe	306,780,261	28,561,348
International Developed Property	—	18,070,439
International Developed Small Cap Value Factor	156,795,759	—
International Dividend Growth	134,320,947	28,055,846
Latin America 40	522,327,538	673,976,285

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Asia 50	$75,838,491	$(75,838,491)
Emerging Markets Infrastructure	15,088	(15,088)
Europe	5,059,450	(5,059,450)
International Developed Property	(797,289)	797,289
International Dividend Growth	6,331,452	(6,331,452)
Latin America 40	40,049,086	(40,049,086)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/22	Year Ended 03/31/21

Asia 50
Ordinary income	$35,774,281	$26,020,775

Emerging Markets Infrastructure
Ordinary income	$642,264	$404,832

Europe
Ordinary income	$56,175,033	$27,830,960

International Developed Property
Ordinary income	$3,007,345	$1,993,212

iShares ETF	Year Ended 03/31/22	Period Ended 03/31/21

International Developed Small Cap Value Factor
Ordinary income	$407,661	$—

iShares ETF	Year Ended 03/31/22	Year Ended 03/31/21

International Dividend Growth
Ordinary income	$5,744,772	$3,199,818

Latin America 40
Ordinary income	$99,359,955	$24,930,898

76	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of March 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses	(c)	Total

Asia 50	$7,849,307	$(68,873,468)	$70,567,029	$—		$9,542,868
Emerging Markets Infrastructure	79,700	(31,626,395)	(986,175)	—		(32,532,870)
Europe	11,800,381	(330,810,465)	(22,687,145)	—		(341,697,229)
International Developed Property	—	(29,854,811)	(11,795,754)	(48,659)		(41,699,224)
International Developed Small Cap Value Factor	1,357,579	(357,587)	(1,393,142)	—		(393,150)
International Dividend Growth	1,130,612	(7,114,242)	570,941	—		(5,412,689)
Latin America 40	15,180,750	(861,526,464)	(32,566,366)	—		(878,912,080)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended March 31, 2022, the iShares Asia 50 ETF utilized $10,908,954 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Asia 50	$1,803,768,402	$442,295,120	$(371,640,008)	$70,655,112
Emerging Markets Infrastructure	22,668,838	3,918,345	(4,904,255)	(985,910)
Europe	1,962,221,709	368,426,669	(391,075,267)	(22,648,598)
International Developed Property	75,634,841	4,062,674	(15,842,036)	(11,779,362)
International Developed Small Cap Value Factor	164,393,993	5,605,754	(6,997,169)	(1,391,415)
International Dividend Growth	319,437,963	23,433,859	(22,695,587)	738,272
Latin America 40	1,790,707,731	211,949,977	(244,503,803)	(32,553,826)

9.	LINE OF CREDIT

The iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF, iShares International Dividend Growth ETF and iShares Latin America 40 ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

During the year ended March 31, 2022, the iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF and iShares Latin America 40 ETF did not borrow under the Credit Agreement.

For the year ended March 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

International Dividend Growth	$1,000,000	$16,438	1.09%

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements  (continued)

Effective August 13, 2021, iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF, iShares International Dividend Growth ETF and iShares Latin America 40 ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended March 31, 2022, the iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF and iShares Latin America 40 ETF did not borrow under the Syndicated Credit Agreement.

For the year ended March 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

International Dividend Growth	$670,000	$24,507	1.23%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

78	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements  (continued)

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/22		Year Ended 03/31/21

iShares ETF	Shares	Amount	Shares	Amount

Asia 50
Shares sold	550,000	$50,293,530	16,500,000	$1,320,555,253
Shares redeemed	(8,000,000)	(674,686,270)	(500,000)	(40,047,103)

Net increase (decrease)	(7,450,000)	$(624,392,740)	16,000,000	$1,280,508,150

Emerging Markets Infrastructure
Shares sold	250,000	$5,705,641	—	$—

Europe
Shares sold	6,250,000	$340,588,053	2,250,000	$86,142,285
Shares redeemed	(650,000)	(29,123,281)	(4,450,000)	(165,293,760)

Net increase (decrease)	5,600,000	$311,464,772	(2,200,000)	$(79,151,475)

International Developed Property
Shares sold	—	$58	2,800,000	$86,165,116
Shares redeemed	(500,000)	(18,963,122)	(3,300,000)	(105,623,418)

Net decrease	(500,000)	$(18,963,064)	(500,000)	$(19,458,302)

	Year Ended 03/31/22		Period Ended 03/31/21

iShares ETF	Shares	Amount	Shares	Amount

International Developed Small Cap Value Factor Shares sold	4,600,000	$157,695,420	200,000	$6,879,101

	Year Ended 03/31/22		Year Ended 03/31/21

iShares ETF	Shares	Amount	Shares	Amount

International Dividend Growth
Shares sold	2,450,000	$165,044,172	2,150,000	$132,833,399
Shares redeemed	(450,000)	(30,093,171)	(950,000)	(55,518,248)

Net increase	2,000,000	$134,951,001	1,200,000	$77,315,151

Latin America 40
Shares sold	25,250,000	$664,304,225	37,000,000	$972,094,694
Shares redeemed	(32,250,000)	(864,241,731)	(16,250,000)	(327,756,339)

Net increase (decrease)	(7,000,000)	$(199,937,506)	20,750,000	$644,338,355

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other

80	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares Europe ETF and iShares International Developed Property ETF have filed claims to recover taxes withheld by Sweden on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded a receivable for all recoverable taxes withheld by Sweden based upon determinations made by Swedish tax authorities. Professional and other fees associated with the filing of tax claims in Sweden that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds. The Funds continue to evaluate developments in Sweden, for potential impacts to the receivables and associated professional fees payable. Swedish tax claims receivable and related liabilities are disclosed in the Statements of Assets and Liabilities. Collection of this receivable, and any subsequent payment of associated liabilities, depends upon determinations made by Swedish tax authorities.

The iShares Europe ETF is expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF, iShares Europe ETF, iShares International Developed Property ETF, iShares International Developed Small Cap Value Factor ETF, iShares International Dividend Growth ETF and iShares Latin America 40 ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF, iShares Europe ETF, iShares International Developed Property ETF, iShares International Developed Small Cap Value Factor ETF, iShares International Dividend Growth ETF and iShares Latin America 40 ETF (seven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF, iShares Europe ETF, iShares International Developed Property ETF, iShares International Dividend Growth ETF and iShares Latin America 40 ETF: statements of operations for the year ended March 31, 2022 and statements of changes in net assets for each of the two years in the period ended March 31, 2022.

iShares International Developed Small Cap Value Factor ETF: statement of operations for the year ended March 31, 2022 and statements of changes in net assets for the year ended March 31, 2022 and the period March 23, 2021 (commencement of operations) to March 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

82	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Dividend Income

Asia 50	$22,733,367
Emerging Markets Infrastructure	399,343
Europe	64,044,996
International Developed Property	1,317,261
International Developed Small Cap Value Factor	1,186,552
International Dividend Growth	7,123,411
Latin America 40	98,638,909

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended March 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Asia 50	$54,338,855	$7,333,996
Emerging Markets Infrastructure	780,653	26,276
Europe	64,816,995	—
International Developed Property	3,072,184	133,329
International Developed Small Cap Value Factor	1,443,366	67,354
International Dividend Growth	7,936,613	872,385
Latin America 40	111,853,361	4,322,077

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Latin America 40	0.96%

I M P O R T A N T T A X I N F O R M A T I O N	83

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF, iShares Europe ETF, iShares International Developed Property ETF, iShares International Developed Small Cap Value Factor ETF, iShares International Dividend Growth ETF and iShares Latin America 40 ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

84	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Asia 50(a)	$1.152662	$—	$0.022759	$1.175421	98%	—%	2%	100%
Emerging Markets Infrastructure(a)	0.956778	—	0.009332	0.966110	99	—	1	100
Europe(a)	1.481609	—	0.044860	1.526469	97	—	3	100
International Developed Property(a)	1.326316	—	0.162190	1.488506	89	—	11	100
International Developed Small Cap Value Factor(a)	0.624090	—	0.395061	1.019151	61	—	39	100
International Dividend Growth	1.467391	—	—	1.467391	100	—	—	100
Latin America 40(a)	1.971073	—	0.015797	1.986870	99	—	1	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	85

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of March 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)  Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)  Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

86	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2006; iShares U.S. ETF Trust, since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (45)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	87

Trustee and Officer Information  (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

James Mauro (51)	Executive Vice President (since 2021).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

88	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	89

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

90	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited or ICE Data Indices, LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-304-0322

MARCH 31, 2022

2022 Annual Report

iShares Trust

•	iShares Currency Hedged JPX-Nikkei 400 ETF | HJPX | NYSE Arca
•	iShares JPX-Nikkei 400 ETF | JPXN | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. The corporate bond market also faced inflationary headwinds, although the improving economy assuaged credit concerns and high-yield corporate bonds consequently declined less than investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. Sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	5.92%	15.65%
U.S. small cap equities (Russell 2000® Index)	(5.55)	(5.79)
International equities (MSCI Europe, Australasia, Far East Index)	(3.38)	1.16
Emerging market equities (MSCI Emerging Markets Index)	(8.20)	(11.37)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.07
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.04)	(3.31)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(5.92)	(4.15)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.55)	(4.47)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.16)	(0.66)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended March 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.28% in U.S. dollar terms for the reporting period.

Stocks were supported by economic recovery in most regions of the world, even as significant challenges emerged. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the pandemic, as mitigation and adaptation allowed most activity to continue. Nonetheless, two highly contagious COVID-19 variants appeared during the reporting period, causing sharp increases in cases in many countries and in some instances leading to new restrictions, which acted as a drag on growth. Inflation was high in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine late in the reporting period presented a further challenge to the global economy, disrupting markets in important commodities such as oil, natural gas, and wheat.

The U.S. economy grew robustly, powered primarily by consumers, who were supported by strong household balance sheets. Prior to the beginning of the reporting period, fiscal stimulus and business closures led to record-high personal savings rates. This allowed consumers to spend at an elevated level throughout much of the reporting period, as pent-up demand was released. The ensuing acceleration in economic activity allowed the U.S. to reach and then surpass its pre-pandemic output level. Hiring increased as businesses restored capacity. Consequently, unemployment decreased substantially, falling to 3.6% in March 2022.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates, and indicated that further increases could be necessary.

Stocks in Europe posted modest gains, helped by a steadily growing economy and increasing vaccinations. However, inflation increased significantly, and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many other European countries, and new sanctions imposed limits on some types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) maintained ultra-low interest rates but started to wind down its bond buying programs.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly. Chinese stocks endured substantial declines, driving much of the negative performance in the region. Regulatory interventions by the Chinese government weighed on equity markets, particularly in the information technology sector. While China’s economy continued to expand at a solid pace, COVID-19 cases rose sharply late in the reporting period and analysts became concerned that the subsequent lockdowns would constrain growth.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Currency Hedged JPX-Nikkei 400 ETF

Investment Objective

The iShares Currency Hedged JPX-Nikkei 400 ETF (the “Fund”) seeks to track the investment results of an index composed of broad-based Japanese equities while mitigating exposure to fluctuations between the value of the Japanese yen and the U.S. dollar, as represented by the JPX-Nikkei 400 Net Total Return USD Hedged Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares JPX-Nikkei 400 ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(0.01)%	8.11%	7.89%	(0.01)%	47.71%	63.90%
Fund Market	0.01	8.05	7.88	0.01	47.26	63.78
Index	1.70	8.81	8.74	1.70	52.52	72.43

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/29/15. The first day of secondary market trading was 10/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$967.80	$0.00		$1,000.00	$1,024.90	$0.00		0.00%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2022 (continued)	iShares® Currency Hedged JPX-Nikkei 400 ETF

Portfolio Management Commentary

Japanese stocks retreated for the reporting period as the Japanese economy’s recovery trailed other developed countries. Prolonged states of emergency, rising COVID-19 cases, and supply chain disruptions drove contractions in business investment, household consumption, and exports, but each recovered somewhat as economic conditions improved. A very weak Japanese yen relative to the U.S. dollar also weighed on the Index’s return.

Healthcare stocks were the largest detractors from the Index’s return in U.S. dollar terms. Pharmaceuticals, biotechnology, and life sciences stocks declined as foreign exchange losses weighed on revenues, despite underlying growth. Divestitures were also negative for these firms, which sold off sales and distribution rights for certain products to focus on patented drugs. Healthcare equipment and supplies companies also weighed on the Index’s performance as higher prices for fuel and raw materials drove costs higher following Russia’s invasion of Ukraine.

Industrials stocks also weighed significantly on the Index’s return, with capital goods companies driving detraction. Supply chain difficulties and higher input costs diminished operating profits for companies that make electric vehicle motors. Makers of industrial robotic devices were also negative, unable to meet demand due to semiconductor chip shortages.

Consumer discretionary stocks also detracted. Amid intermittent lockdowns and supply chain constraints that limited profits, fast fashion retailers and electric vehicle battery makers weighed on the Index’s return. Supply chain woes also dampened performance for consumer staples companies in Japan, as did store closures and fears of future lockdowns.

On the upside, financials companies were positive for the Index in U.S. dollar terms, as global multiline insurers’ diverse revenue sources, including investments in foreign securities, made them resilient enough to weather COVID-19 driven losses.

The Japanese yen depreciated by approximately 9% against the U.S. dollar for the reporting period. The Bank of Japan’s relatively accommodative monetary policy and Japan’s comparatively muted inflation drove the Japanese yen’s decline relative to the U.S. dollar.

The Japanese yen’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Japanese yen’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Japanese equities measured in Japanese yen.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	99.6%
Forward foreign currency exchange contracts, net cumulative appreciation	5.4
Other assets less liabilities	(5.0)

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)
Industrials	25.2%
Consumer Discretionary	15.2
Information Technology	13.2
Financials	10.8
Health Care	10.1
Consumer Staples	8.0
Communication Services	7.0
Materials	5.3
Real Estate	2.9
Utilities	1.2
Energy	1.1

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® JPX-Nikkei 400 ETF

Investment Objective

The iShares JPX-Nikkei 400 ETF (the “Fund”) seeks to track the investment results of a broad-based benchmark composed of Japanese equities, as represented by the JPX-Nikkei Index 400 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(8.94)%	5.03%	5.81%	(8.94)%	27.80%	75.88%
Fund Market	(9.20)	4.97	5.92	(9.20)	27.43	77.72
Index	(7.44)	5.63	6.26	(7.44)	31.51	83.51

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Index performance through September 3, 2015 reflects the performance of the S&P/TOPIX 150TM. Index performance beginning on September 4, 2015 reflects the performance of the JPX-Nikkei Index 400.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$884.20	$2.25		$1,000.00	$1,022.50	$2.42		0.48%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2022 (continued)	iShares® JPX-Nikkei 400 ETF

Portfolio Management Commentary

Japanese stocks retreated for the reporting period as the Japanese economy’s recovery trailed other developed countries. Prolonged states of emergency, rising COVID-19 cases, and supply chain disruptions drove contractions in business investment, household consumption, and exports, but each recovered somewhat as economic conditions improved. A very weak Japanese yen relative to the U.S. dollar also weighed on the Index’s return.

Healthcare stocks were the largest detractors from the Index’s return. Pharmaceuticals, biotechnology, and life sciences stocks declined as foreign exchange losses weighed on revenues, despite underlying growth. Divestitures were also negative for these firms, which sold off sales and distribution rights for certain products to focus on patented drugs. Healthcare equipment and supplies companies also weighed on the Index’s performance as higher prices for fuel and raw materials drove costs higher following Russia’s invasion of Ukraine.

Industrials stocks also weighed significantly on the Index’s return, with capital goods companies driving detraction. Supply chain difficulties and higher input costs diminished operating profits for companies that make electric vehicle motors. Makers of industrial robotic devices were also negative, unable to meet demand due to semiconductor chip shortages.

Consumer discretionary stocks also detracted. Amid intermittent lockdowns and supply chain constraints that limited profits, fast fashion retailers and electric vehicle battery makers weighed on the Index’s return. Supply chain woes also dampened performance for consumer staples companies in Japan, as did store closures and fears of future lockdowns.

On the upside, financials companies were positive for the Index, as global multiline insurers’ diverse revenue sources, including investments in foreign securities, made them resilient enough to weather COVID-19 driven losses.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	25.2%
Consumer Discretionary	15.2
Information Technology	13.2
Financials	10.8
Health Care	10.1
Consumer Staples	8.0
Communication Services	7.0
Materials	5.3
Real Estate	2.9
Utilities	1.2
Energy	1.1

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Tokyo Electron Ltd.	2.1%
Sony Group Corp.	1.8
Mitsubishi Corp.	1.8
Mitsubishi UFJ Financial Group Inc.	1.7
Toyota Motor Corp.	1.7
Nippon Telegraph & Telephone Corp.	1.7
Recruit Holdings Co. Ltd.	1.6
Daikin Industries Ltd.	1.5
KDDI Corp.	1.5
ITOCHU Corp.	1.5

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments March 31, 2022	iShares® Currency Hedged JPX-Nikkei 400 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.6%
iShares JPX-Nikkei 400 ETF(a)	52,796	$3,438,076

Total Investment Companies — 99.6% (Cost: $3,189,040)		3,438,076

Total Investments in Securities — 99.6% (Cost: $3,189,040)		3,438,076

Other Assets, Less Liabilities — 0.4%		14,319

Net Assets — 100.0%		$3,452,395

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$1,000	$—	$(1,000	)(b)	$—	$—	$—	—	$—	$—
iShares JPX-Nikkei 400 ETF	3,532,614	519,150	(189,278)		(6,715)	(417,695)	3,438,076	52,796	90,638	—

					$(6,715)	$(417,695)	$3,438,076		$90,638	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,389,964	JPY	390,148,000	MS	04/05/22	$185,148
USD	3,584,428	JPY	434,767,000	MS	05/09/22	10,739

						195,887

JPY	390,148,000	USD	3,214,455	MS	04/05/22	(9,639)
JPY	10,830,000	USD	89,134	MS	05/09/22	(113)

						(9,752)

	Net unrealized appreciation					$186,135

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$195,887

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Currency Hedged JPX-Nikkei 400 ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Foreign Currency Exchange Contracts
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$9,752

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$279,918

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$55,165

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,438,465
Average amounts sold — in USD	$7,086,752

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$195,887	$9,752

Total derivative assets and liabilities in the Statement of Assets and Liabilities	195,887	9,752
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	195,887	9,752

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)
Morgan Stanley & Co. International PLC	$195,887	$(9,752)		$—	$—	$186,135

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)
Morgan Stanley & Co. International PLC	$9,752	$(9,752)		$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) March 31, 2022	iShares® Currency Hedged JPX-Nikkei 400 ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$3,438,076	$—	$—	$3,438,076

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$195,887	$—	$195,887
Liabilities
Forward Foreign Currency Exchange Contracts	—	(9,752)	—	(9,752)

	$—	$186,135	$—	$186,135

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® JPX-Nikkei 400 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.4%
Kintetsu World Express Inc.	800	$20,469
Maruwa Unyu Kikan Co. Ltd.	800	7,317
SG Holdings Co. Ltd.	8,800	165,711
Yamato Holdings Co. Ltd.	6,400	119,553

		313,050

Auto Components — 2.7%
Aisin Corp.	3,200	109,368
Bridgestone Corp.	14,400	558,947
Denso Corp.	11,200	714,561
Koito Manufacturing Co. Ltd.	3,200	129,503
NGK Spark Plug Co. Ltd.	4,000	64,404
Nifco Inc./Japan	1,600	36,392
Stanley Electric Co. Ltd.	3,200	60,503
Sumitomo Electric Industries Ltd.	17,600	209,216
Sumitomo Rubber Industries Ltd.	4,000	36,651
Toyo Tire Corp.	2,400	30,516
Toyoda Gosei Co. Ltd.	1,600	26,384
Toyota Boshoku Corp.	1,600	26,017
TS Tech Co. Ltd.	2,400	26,835
Yokohama Rubber Co. Ltd. (The)	3,200	44,032

		2,073,329

Automobiles — 4.3%
Honda Motor Co. Ltd.	38,400	1,088,480
Isuzu Motors Ltd.	15,200	196,354
Subaru Corp.	14,400	228,715
Suzuki Motor Corp.	11,200	383,826
Toyota Motor Corp.	72,820	1,313,527
Yamaha Motor Co. Ltd.	6,700	150,172

		3,361,074

Banks — 5.4%
Aozora Bank Ltd.	3,200	67,421
Chiba Bank Ltd (The)	16,800	98,779
Concordia Financial Group Ltd.	29,600	110,161
Fukuoka Financial Group Inc.	4,000	77,184
Mebuki Financial Group Inc.	23,200	48,311
Mitsubishi UFJ Financial Group Inc.	217,600	1,345,016
Mizuho Financial Group Inc.	61,650	786,368
Resona Holdings Inc.	54,400	231,708
Seven Bank Ltd.	15,200	29,666
Shinsei Bank Ltd.(a)	3,200	58,366
Sumitomo Mitsui Financial Group Inc.	33,600	1,061,369
Sumitomo Mitsui Trust Holdings Inc.	8,804	286,523

		4,200,872

Beverages — 1.2%
Asahi Group Holdings Ltd.	12,000	437,046
Ito En Ltd.	1,600	78,538
Kirin Holdings Co. Ltd.	18,400	274,834
Suntory Beverage & Food Ltd.	3,200	121,968

		912,386

Biotechnology — 0.1%
PeptiDream Inc.(a)	2,400	42,651

Building Products — 2.0%
AGC Inc.	4,800	191,786
Aica Kogyo Co. Ltd.	1,600	38,909
Daikin Industries Ltd.	6,400	1,162,265
Nichias Corp.	800	16,471

Security	Shares	Value

Building Products (continued)
Sanwa Holdings Corp.	4,000	$40,483
TOTO Ltd.	3,200	128,514

		1,578,428

Capital Markets — 1.2%
Daiwa Securities Group Inc.	36,800	208,167
GMO Financial Holdings Inc.	800	5,369
JAFCO Group Co. Ltd.(a)	2,400	36,582
Japan Exchange Group Inc.	12,000	222,815
Nomura Holdings Inc.	74,400	312,909
SBI Holdings Inc/Japan	5,600	141,293

		927,135

Chemicals — 4.5%
Air Water Inc.	4,800	67,406
Asahi Kasei Corp.	31,200	269,866
Daicel Corp.	6,400	42,661
Denka Co. Ltd.	1,600	44,329
DIC Corp.	2,400	49,039
Kansai Paint Co. Ltd.	4,800	77,059
Kuraray Co. Ltd.	7,200	61,977
Mitsubishi Chemical Holdings Corp.	32,000	212,823
Mitsubishi Gas Chemical Co. Inc.	4,800	81,254
Mitsui Chemicals Inc.	4,000	100,558
Nippon Paint Holdings Co. Ltd.	18,400	161,209
Nippon Sanso Holdings Corp.	4,000	76,054
Nissan Chemical Corp.	2,400	140,779
Nitto Denko Corp.	3,200	229,402
NOF Corp.	1,600	65,375
Shin-Etsu Chemical Co. Ltd.	7,200	1,093,919
Showa Denko KK	4,000	78,978
Sumitomo Chemical Co. Ltd.	35,200	161,174
Teijin Ltd.	4,800	53,411
Tokai Carbon Co. Ltd.	4,000	37,317
Tokuyama Corp.	1,600	22,388
Toray Industries Inc.	34,400	178,865
Tosoh Corp.	7,200	106,412
Ube Industries Ltd.	2,400	39,092
Zeon Corp.	4,000	44,398

		3,495,745

Commercial Services & Supplies — 0.6%
Aeon Delight Co. Ltd.	800	19,881
Japan Elevator Service Holdings Co. Ltd.	1,600	20,712
Pilot Corp.	800	34,356
Secom Co. Ltd.	4,800	347,241
Sohgo Security Services Co. Ltd.	1,600	52,178

		474,368

Construction & Engineering — 1.1%
COMSYS Holdings Corp.	2,400	52,262
EXEO Group Inc.	2,400	44,260
Hazama Ando Corp.	3,200	23,649
INFRONEER Holdings Inc.	5,600	47,794
Kajima Corp.	11,200	136,267
Kandenko Co. Ltd.	2,400	16,374
Kumagai Gumi Co. Ltd.	800	17,708
Kyudenko Corp.	800	18,705
Mirait Holdings Corp.	2,400	38,188
Nishimatsu Construction Co. Ltd.	900	27,022
Obayashi Corp.	15,200	111,564
Penta-Ocean Construction Co. Ltd.	6,400	31,928
Shimizu Corp.	14,400	86,417

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2022	iShares® JPX-Nikkei 400 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Sumitomo Mitsui Construction Co. Ltd.	3,220	$10,969
Taisei Corp.	4,800	138,572
Toda Corp.	6,400	38,764
Tokyu Construction Co. Ltd.	1,600	8,777

		849,220

Construction Materials — 0.0%
Taiheiyo Cement Corp.	2,400	39,548

Consumer Finance — 0.2%
Acom Co. Ltd.	8,800	22,884
AEON Financial Service Co. Ltd.	2,400	23,784
Marui Group Co. Ltd.	4,000	73,189
Orient Corp.	12,000	12,130

		131,987

Containers & Packaging — 0.1%
FP Corp.	800	19,070
Rengo Co. Ltd.	4,800	30,661

		49,731

Distributors — 0.0%
Paltac Corp.	800	29,729

Diversified Financial Services — 1.0%
Financial Products Group Co. Ltd.	1,600	11,236
Fuyo General Lease Co. Ltd.	800	45,609
Mitsubishi HC Capital Inc.	16,800	78,061
Mizuho Leasing Co. Ltd.	800	19,439
ORIX Corp.	29,600	590,003
Tokyo Century Corp.	800	29,329
Zenkoku Hosho Co. Ltd.	800	30,740

		804,417

Diversified Telecommunication Services — 1.7%
Nippon Telegraph & Telephone Corp.	44,000	1,278,371
Usen-Next Holdings Co. Ltd.	800	16,580

		1,294,951

Electric Utilities — 0.7%
Chubu Electric Power Co. Inc.	15,200	157,317
Chugoku Electric Power Co. Inc. (The)	7,200	50,067
Hokkaido Electric Power Co. Inc.	4,000	15,846
Kansai Electric Power Co Inc/The	19,200	180,848
Kyushu Electric Power Co. Inc.	10,400	69,632
Tohoku Electric Power Co. Inc.	11,200	65,377

		539,087

Electrical Equipment — 2.1%
Fuji Electric Co. Ltd.	3,200	159,490
Mitsubishi Electric Corp.	48,800	559,680
Nidec Corp.	12,000	947,797

		1,666,967

Electronic Equipment, Instruments & Components — 4.8%
Anritsu Corp.	3,200	40,521
Azbil Corp.	3,200	106,207
Daiwabo Holdings Co. Ltd.	2,800	37,526
Hamamatsu Photonics KK	3,200	169,961
Horiba Ltd.	800	43,592
Keyence Corp.	2,344	1,086,918
Kyocera Corp.	7,200	402,908
Murata Manufacturing Co. Ltd.	14,400	948,568
Omron Corp.	4,000	266,194
Shimadzu Corp.	6,400	220,125
Taiyo Yuden Co. Ltd.	2,400	107,442

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
TDK Corp.	7,200	$259,756
Yokogawa Electric Corp.	4,800	81,785

		3,771,503

Entertainment — 2.4%
Akatsuki Inc.	200	4,726
Capcom Co. Ltd.	4,000	96,977
GungHo Online Entertainment Inc.(b)	1,690	35,884
Koei Tecmo Holdings Co. Ltd.	1,640	53,780
Konami Holdings Corp.	1,600	100,920
Nexon Co. Ltd.	11,200	267,946
Nintendo Co. Ltd.	2,200	1,110,476
Square Enix Holdings Co. Ltd.	1,900	84,167
Toho Co. Ltd./Tokyo	3,200	120,927

		1,875,803

Food & Staples Retailing — 2.0%
Ain Holdings Inc.	800	41,570
Cosmos Pharmaceutical Corp.	400	48,480
Create SD Holdings Co. Ltd.	800	20,994
Kobe Bussan Co. Ltd.(b)	4,000	123,099
Kusuri no Aoki Holdings Co. Ltd.	500	27,825
Lawson Inc.	800	30,624
MatsukiyoCocokara & Co.	2,400	84,893
Seven & i Holdings Co. Ltd.	19,200	915,402
Sugi Holdings Co. Ltd.	800	39,597
Sundrug Co. Ltd.	1,600	38,969
Tsuruha Holdings Inc.	1,000	63,498
Welcia Holdings Co. Ltd.	2,400	59,052
Yaoko Co. Ltd.	800	43,478

		1,537,481

Food Products — 1.9%
Ajinomoto Co. Inc.	10,400	295,181
Ariake Japan Co. Ltd.	800	33,929
Calbee Inc.	2,400	46,274
Kagome Co. Ltd.	2,400	61,323
Kewpie Corp.	3,200	61,314
Kikkoman Corp.	3,200	211,956
MEIJI Holdings Co. Ltd.	3,200	173,542
Morinaga & Co. Ltd./Japan	900	28,049
Morinaga Milk Industry Co. Ltd.	800	34,224
NH Foods Ltd.	1,600	54,346
Nichirei Corp.	2,400	46,544
Nippon Suisan Kaisha Ltd.	6,400	28,672
Nissin Foods Holdings Co. Ltd.	1,900	133,219
Prima Meat Packers Ltd.	800	14,407
Toyo Suisan Kaisha Ltd.	2,400	85,877
Yakult Honsha Co. Ltd.	4,000	213,375

		1,522,232

Gas Utilities — 0.4%
Osaka Gas Co. Ltd.	8,800	150,798
Tokyo Gas Co. Ltd.	9,600	175,749

		326,547

Health Care Equipment & Supplies — 3.1%
Asahi Intecc Co. Ltd.	5,600	109,248
Hoya Corp.	9,700	1,105,391
Japan Lifeline Co. Ltd.	1,600	13,378
Nihon Kohden Corp.	1,600	38,435
Olympus Corp.	25,600	485,186
Sysmex Corp.	4,000	289,710

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® JPX-Nikkei 400 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Terumo Corp.	13,600	$411,516

		2,452,864

Health Care Providers & Services — 0.2%
Alfresa Holdings Corp.	4,800	66,536
Medipal Holdings Corp.	4,800	78,980
Ship Healthcare Holdings Inc.	1,600	25,921

		171,437

Health Care Technology — 0.4%
M3 Inc.	8,000	288,928

Hotels, Restaurants & Leisure — 1.7%
Food & Life Companies Ltd.	3,200	89,254
KOMEDA Holdings Co. Ltd.	800	13,335
McDonald’s Holdings Co. Japan Ltd.	2,600	108,123
Oriental Land Co. Ltd./Japan	5,600	1,071,870
Zensho Holdings Co. Ltd.	2,400	56,069

		1,338,651

Household Durables — 3.5%
Casio Computer Co. Ltd.	3,200	36,632
ES-Con Japan Ltd.	800	5,338
Haseko Corp.	4,800	55,132
Iida Group Holdings Co. Ltd.	4,000	68,964
Open House Group Co. Ltd.	1,600	70,804
Panasonic Corp.	52,000	505,028
Pressance Corp.	800	11,916
Rinnai Corp.	800	59,843
Sekisui Chemical Co. Ltd.	10,400	149,021
Sekisui House Ltd.	16,800	324,965
Sony Group Corp.	13,300	1,368,246
Sumitomo Forestry Co. Ltd.	4,000	70,481

		2,726,370

Household Products — 0.6%
Lion Corp.	6,400	71,329
Pigeon Corp.	3,200	56,277
Unicharm Corp.	9,600	344,888

		472,494

Independent Power and Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd.	4,000	57,128
eRex Co. Ltd.	800	11,295
RENOVA Inc.(a)(b)	800	11,132

		79,555

Industrial Conglomerates — 1.5%
Hitachi Ltd.	22,400	1,120,989
TOKAI Holdings Corp.	2,400	16,924

		1,137,913

Insurance — 2.9%
Dai-ichi Life Holdings Inc.	24,000	487,699
MS&AD Insurance Group Holdings Inc.	10,400	337,667
Sompo Holdings Inc.	8,000	351,523
T&D Holdings Inc.	12,800	173,798
Tokio Marine Holdings Inc.	16,000	931,091

		2,281,778

Interactive Media & Services — 0.5%
Dip Corp.	800	21,819
Kakaku.com Inc.	3,200	71,465
Mixi Inc.	800	14,358
Z Holdings Corp.	69,600	300,887

		408,529

Security	Shares	Value

Internet & Direct Marketing Retail — 0.1%
ZOZO Inc.	3,200	$85,457

IT Services — 2.9%
Bell System24 Holdings Inc.	800	8,979
Digital Garage Inc.	800	29,888
Fujitsu Ltd.	4,400	659,233
GMO Payment Gateway Inc.	800	81,501
Infocom Corp.	800	13,768
Information Services International-Dentsu Ltd.	800	25,480
Itochu Techno-Solutions Corp.	2,400	61,307
NEC Corp.	6,400	268,869
NEC Networks & System Integration Corp.	1,600	23,287
Nihon Unisys Ltd.	1,600	40,593
Nomura Research Institute Ltd.	8,864	289,208
NS Solutions Corp.	800	23,974
NTT Data Corp.	12,800	251,549
Obic Co. Ltd.	1,600	239,643
Otsuka Corp.	2,400	85,095
SCSK Corp.	2,400	41,041
TIS Inc.	4,800	112,332

		2,255,747

Leisure Products — 1.2%
Bandai Namco Holdings Inc.	4,000	303,318
Shimano Inc.	2,000	458,017
Yamaha Corp.	3,200	139,059

		900,394

Machinery — 6.4%
Amada Co. Ltd.	7,200	63,300
Daifuku Co. Ltd.	2,400	171,243
DMG Mori Co. Ltd.	3,200	43,347
Ebara Corp.	2,400	133,131
FANUC Corp.	4,300	754,692
Fuji Corp./Aichi	1,600	28,858
Hino Motors Ltd.	6,400	37,413
Hitachi Construction Machinery Co. Ltd.	1,600	41,457
Hoshizaki Corp.	1,600	109,760
IHI Corp.	3,200	76,453
Japan Steel Works Ltd. (The)	1,600	49,592
Komatsu Ltd.	22,400	538,171
Kubota Corp.	24,000	449,862
Makita Corp.	5,600	179,181
MINEBEA MITSUMI Inc.	8,800	191,664
MISUMI Group Inc.	6,400	190,533
Mitsubishi Heavy Industries Ltd.	8,000	262,609
Miura Co. Ltd.	2,400	59,135
Nabtesco Corp.	2,400	63,366
NGK Insulators Ltd.	5,600	79,884
NSK Ltd.	7,200	43,144
OSG Corp.	2,400	36,679
SMC Corp.	1,400	782,591
Sumitomo Heavy Industries Ltd.	3,200	73,331
Takeuchi Manufacturing Co. Ltd.	800	17,203
Toyota Industries Corp.	4,000	275,893
Yaskawa Electric Corp.	5,600	218,260

		4,970,752

Marine — 0.7%
Mitsui OSK Lines Ltd.	7,200	200,007
Nippon Yusen KK	4,000	349,898

		549,905

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2022	iShares® JPX-Nikkei 400 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media — 0.1%
Hakuhodo DY Holdings Inc.	6,400	$80,339

Metals & Mining — 0.5%
Asahi Holdings Inc.	1,600	29,590
Mitsui Mining & Smelting Co. Ltd.	1,600	43,716
Sumitomo Metal Mining Co. Ltd.	6,400	324,247

		397,553

Multiline Retail — 0.3%
Izumi Co. Ltd.	800	21,063
Pan Pacific International Holdings Corp.	9,600	153,605
Ryohin Keikaku Co. Ltd.	5,600	64,956
Seria Co. Ltd.	1,600	36,326

		275,950

Oil, Gas & Consumable Fuels — 1.1%
Cosmo Energy Holdings Co. Ltd.	1,600	34,274
ENEOS Holdings Inc.	72,800	272,179
Idemitsu Kosan Co. Ltd.	5,600	154,367
Inpex Corp.	26,400	310,394
Iwatani Corp.	1,600	67,430

		838,644

Paper & Forest Products — 0.2%
Daio Paper Corp.	2,400	31,001
Oji Holdings Corp.	22,400	111,131

		142,132

Personal Products — 1.6%
Fancl Corp.	1,600	35,640
Kao Corp.	11,200	457,303
Kobayashi Pharmaceutical Co. Ltd.	1,300	104,160
Kose Corp.	800	83,700
Pola Orbis Holdings Inc.	2,400	31,251
Rohto Pharmaceutical Co. Ltd.	2,400	72,447
Shiseido Co. Ltd.	9,100	459,627

		1,244,128

Pharmaceuticals — 6.2%
Astellas Pharma Inc.	42,440	663,120
Chugai Pharmaceutical Co. Ltd.	15,200	507,200
Daiichi Sankyo Co. Ltd.	38,809	847,471
Eisai Co. Ltd.	5,900	273,339
JCR Pharmaceuticals Co. Ltd.	1,600	29,427
Kaken Pharmaceutical Co. Ltd.	800	25,441
Kyowa Kirin Co. Ltd.	5,600	130,278
Nippon Shinyaku Co. Ltd.	1,600	108,784
Ono Pharmaceutical Co. Ltd.	11,200	280,732
Otsuka Holdings Co. Ltd.	10,400	359,297
Santen Pharmaceutical Co. Ltd.	8,800	87,986
Sawai Group Holdings Co. Ltd.	800	29,211
Shionogi & Co. Ltd.	6,400	393,238
Sumitomo Dainippon Pharma Co. Ltd.	3,200	31,570
Takeda Pharmaceutical Co. Ltd.	36,000	1,025,719
Towa Pharmaceutical Co. Ltd.	800	17,973

		4,810,786

Professional Services — 2.3%
BayCurrent Consulting Inc.	300	108,593
Benefit One Inc.	1,600	33,580
en Japan Inc.	800	19,181
IR Japan Holdings Ltd.	200	7,048
Meitec Corp.	800	43,337
Nihon M&A Center Holdings Inc.	8,000	111,904
Outsourcing Inc.	2,400	24,729

Security	Shares	Value

Professional Services (continued)
Persol Holdings Co. Ltd.	4,800	$107,550
Recruit Holdings Co. Ltd.	28,000	1,216,516
SMS Co. Ltd.	1,600	43,879
TechnoPro Holdings Inc.	3,200	86,447
UT Group Co. Ltd.	800	20,140

		1,822,904

Real Estate Management & Development — 2.8%
Aeon Mall Co. Ltd.	2,400	31,937
Daito Trust Construction Co. Ltd.	1,600	169,831
Daiwa House Industry Co. Ltd.	14,400	375,389
Hulic Co. Ltd.	10,400	93,303
Ichigo Inc.	4,800	12,346
Katitas Co. Ltd.	1,600	43,953
Mitsubishi Estate Co. Ltd.	32,000	476,495
Mitsui Fudosan Co. Ltd.	21,600	462,290
Nomura Real Estate Holdings Inc.	2,400	57,478
Relo Group Inc.	2,400	35,711
SAMTY Co. Ltd.	800	14,357
Starts Corp. Inc.	800	15,660
Sumitomo Realty & Development Co. Ltd.	10,400	287,823
Tokyo Tatemono Co. Ltd.	4,800	71,930
Tokyu Fudosan Holdings Corp.	13,600	74,641

		2,223,144

Road & Rail — 1.2%
Central Japan Railway Co.	4,000	521,573
Hankyu Hanshin Holdings Inc.	5,600	161,850
Hitachi Transport System Ltd.	800	43,891
Kyushu Railway Co.	3,200	65,363
Nippon Express Holdings Inc.	1,600	109,921
Sankyu Inc.	1,600	52,151
Senko Group Holdings Co. Ltd.	2,400	17,578

		972,327

Semiconductors & Semiconductor Equipment — 3.9%
Advantest Corp.	4,000	312,295
Disco Corp.	700	195,746
Japan Material Co. Ltd.	2,400	33,830
Lasertec Corp.	2,100	349,364
Optorun Co. Ltd.	800	13,735
Renesas Electronics Corp.(a)	27,200	315,166
SCREEN Holdings Co. Ltd.	800	79,740
SUMCO Corp.	6,400	104,736
Tokyo Electron Ltd.	3,100	1,592,039
Tokyo Seimitsu Co. Ltd.	800	31,617
Ulvac Inc.	800	40,687

		3,068,955

Software — 0.4%
Justsystems Corp.	800	37,683
Oracle Corp. Japan	800	55,438
Rakus Co. Ltd.	2,400	32,213
Systena Corp.	6,400	22,433
Trend Micro Inc/Japan	2,400	140,155

		287,922

Specialty Retail — 1.2%
ABC-Mart Inc.	800	30,154
Bic Camera Inc.	3,200	28,356
Fast Retailing Co. Ltd.	700	358,860
Hikari Tsushin Inc.	500	56,843
Kohnan Shoji Co. Ltd.	800	22,867
K’s Holdings Corp.	4,000	41,229

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® JPX-Nikkei 400 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Nitori Holdings Co. Ltd.	1,900	$239,044
Nojima Corp.	800	15,118
T-Gaia Corp.	800	10,689
USS Co. Ltd.	4,800	80,657
Workman Co. Ltd.	800	32,695

		916,512

Technology Hardware, Storage & Peripherals — 1.0%
Brother Industries Ltd.	6,400	116,387
Elecom Co. Ltd.	1,600	19,218
FUJIFILM Holdings Corp.	8,800	537,151
MCJ Co. Ltd.	1,600	12,174
Seiko Epson Corp.	6,400	96,147
Wacom Co. Ltd.	4,000	30,664

		811,741

Textiles, Apparel & Luxury Goods — 0.0%
Goldwin Inc.	800	40,460

Tobacco — 0.6%
Japan Tobacco Inc.	26,400	450,848

Trading Companies & Distributors — 6.5%
ITOCHU Corp.	33,600	1,136,552
Kanamoto Co. Ltd.	800	13,071
Kanematsu Corp.	1,600	17,503
Marubeni Corp.	48,000	557,386
Mitsubishi Corp.	36,000	1,350,962
Mitsui & Co. Ltd.	37,600	1,020,660
MonotaRO Co. Ltd.	6,400	137,359
Nippon Steel Trading Corp.	800	34,629
Sojitz Corp.	5,420	89,138
Sumitomo Corp.	30,400	526,487
Toyota Tsusho Corp.	4,800	197,001

		5,080,748

Security	Shares	Value

Wireless Telecommunication Services — 2.3%
KDDI Corp.	35,200	$1,154,089
SoftBank Group Corp.	13,600	608,051

		1,762,140

Total Common Stocks — 98.8% (Cost: $68,544,943)		77,166,248

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.34%(c)(d)(e)	98,009	97,990
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.25%(c)(d)	30,000	30,000

		127,990

Total Short-Term Investments — 0.2% (Cost: $127,987)		127,990

Total Investments in Securities — 99.0% (Cost: $68,672,930)		77,294,238

Other Assets, Less Liabilities — 1.0%		760,277

Net Assets — 100.0%		$78,054,515

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$149,088	$—		$(51,035)(a)	$(64)	$1	$97,990	98,009	$2,284	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	30,000	0	(a)	—	—	—	30,000	30,000	7		—

					$(64)	$1	$127,990		$2,291		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2022	iShares® JPX-Nikkei 400 ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Mini-TOPIX Index	55	06/09/22	$871	$827

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$827

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(34,488)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$2,064

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$593,045

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$—	$77,166,248	$—	$77,166,248
Money Market Funds	127,990	—	—	127,990

	$127,990	$77,166,248	$—	$77,294,238

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$827	$—	$827

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2022

	iShares Currency Hedged JPX-Nikkei 400 ETF	iShares JPX-Nikkei 400 ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$—	$77,166,248
Affiliated(c)	3,438,076	127,990
Cash	1,686	9,711
Foreign currency, at value(d)	—	133,052
Foreign currency collateral pledged:
Futures contracts(e)	—	8,321
Receivables:
Securities lending income — Affiliated	—	6
Dividends	—	756,146
Unrealized appreciation on:
Forward foreign currency exchange contracts	195,887	—

Total assets	3,635,649	78,201,474

LIABILITIES
Collateral on securities loaned, at value	—	97,987
Payables:
Investments purchased	173,502	—
Variation margin on futures contracts	—	17,212
Investment advisory fees	—	31,760
Unrealized depreciation on:
Forward foreign currency exchange contracts	9,752	—

Total liabilities	183,254	146,959

NET ASSETS	$3,452,395	$78,054,515

NET ASSETS CONSIST OF:
Paid-in capital	$3,264,496	$93,382,252
Accumulated earnings (loss)	187,899	(15,327,737)

NET ASSETS	$3,452,395	$78,054,515

Shares outstanding	100,000	1,200,000

Net asset value	$34.52	$65.05

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$—	$92,706
(b) Investments, at cost — Unaffiliated	$—	$68,544,943
(c) Investments, at cost — Affiliated	$3,189,040	$127,987
(d) Foreign currency, at cost	$—	$133,783
(e) Foreign currency collateral pledged, at cost	$—	$8,878

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Statements of Operations

Year Ended March 31, 2022

	iShares Currency Hedged JPX-Nikkei 400 ETF	iShares JPX-Nikkei 400 ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$—	$1,956,279
Dividends — Affiliated	90,638	20
Securities lending income — Affiliated — net	—	2,271
Foreign taxes withheld	—	(195,501)

Total investment income	90,638	1,763,069

EXPENSES
Investment advisory fees	20,690	413,342
Professional fees	217	217

Total expenses	20,907	413,559

Less:
Investment advisory fees waived	(20,907)	—

Total expenses after fees waived	—	413,559

Net investment income	90,638	1,349,510

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	—	(1,737,965)
Investments — Affiliated	(6,715)	(64)
Futures contracts	—	(34,488)
Forward foreign currency exchange contracts	279,918	—
Foreign currency transactions	—	(22,187)

Net realized gain (loss)	273,203	(1,794,704)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	—	(7,238,361)
Investments — Affiliated	(417,695)	1
Futures contracts	—	2,064
Forward foreign currency exchange contracts	55,165	—
Foreign currency translations	—	2,952

Net change in unrealized appreciation (depreciation)	(362,530)	(7,233,344)

Net realized and unrealized loss	(89,327)	(9,028,048)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,311	$(7,678,538)

See notes to financial statements.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Currency Hedged JPX-Nikkei 400 ETF		iShares JPX-Nikkei 400 ETF
	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$90,638	$41,854	$1,349,510	$1,222,320
Net realized gain (loss)	273,203	(74,291)	(1,794,704)	6,677,923
Net change in unrealized appreciation (depreciation)	(362,530)	1,146,786	(7,233,344)	21,774,283

Net increase (decrease) in net assets resulting from operations	1,311	1,114,349	(7,678,538)	29,674,526

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(91,653)	(40,843)	(2,229,146)	(1,305,691)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	—	—	—	(20,685,841)

NET ASSETS
Total increase (decrease) in net assets	(90,342)	1,073,506	(9,907,684)	7,682,994
Beginning of year	3,542,737	2,469,231	87,962,199	80,279,205

End of year	$3,452,395	$3,542,737	$78,054,515	$87,962,199

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Financial Highlights

(For a share outstanding throughout each period)

	iShares Currency Hedged JPX-Nikkei 400 ETF
	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$35.43	$24.69	$27.81	$29.22	$25.57

Net investment income(a)	0.91	0.42	0.58	0.41	0.48
Net realized and unrealized gain (loss)(b)	(0.90)	10.73	(3.12)	(1.41)	3.63

Net increase (decrease) from investment operations	0.01	11.15	(2.54)	(1.00)	4.11

Distributions(c)
From net investment income	(0.92)	(0.41)	(0.58)	(0.41)	(0.46)

Total distributions	(0.92)	(0.41)	(0.58)	(0.41)	(0.46)

Net asset value, end of year	$34.52	$35.43	$24.69	$27.81	$29.22

Total Return(d)
Based on net asset value	(0.01)%	45.49%	(9.49)%	(3.36)%	16.08%

Ratios to Average Net Assets(e)
Total expenses	0.60%	0.60%	0.59%	0.59%	0.59%

Total expenses after fees waived	0.00%	0.01%	0.00%	0.00%	0.00%

Net investment income	2.58%	1.39%	2.05%	1.43%	1.69%

Supplemental Data
Net assets, end of year (000)	$3,452	$3,543	$2,469	$2,781	$2,922

Portfolio turnover rate(f)	5%	8%	9%	5%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares JPX-Nikkei 400 ETF
	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$73.30	$53.52	$58.88	$65.42	$55.69

Net investment income(a)	1.12	0.88	0.96	1.06	0.95
Net realized and unrealized gain (loss)(b)	(7.51)	19.82	(5.10)	(6.73)	9.76

Net increase (decrease) from investment operations	(6.39)	20.70	(4.14)	(5.67)	10.71

Distributions(c)
From net investment income	(1.86)	(0.92)	(1.22)	(0.87)	(0.98)

Total distributions	(1.86)	(0.92)	(1.22)	(0.87)	(0.98)

Net asset value, end of year	$65.05	$73.30	$53.52	$58.88	$65.42

Total Return(d)
Based on net asset value	(8.94)%	38.91%	(7.29)%	(8.67)%	19.32%

Ratios to Average Net Assets(e)
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	1.57%	1.36%	1.61%	1.73%	1.54%

Supplemental Data
Net assets, end of year (000)	$78,055	$87,962	$80,279	$114,817	$107,940

Portfolio turnover rate(f)	11%	10%	7%	11%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged JPX-Nikkei 400	Diversified
JPX-Nikkei 400	Diversified

Currently the iShares Currency Hedged JPX-Nikkei 400 ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares JPX-Nikkei 400 ETF (the “underlying fund”). The financial statements, including the accounting policies, and Schedule of Investments for the underlying fund are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged JPX-Nikkei 400 ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the currency hedged fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g.,futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
JPX-Nikkei 400
Morgan Stanley	$81,685	$81,685		$—	$—
UBS AG	11,021	11,021		—	—

	$92,706	$92,706		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Currency Hedged JPX-Nikkei 400	0.59%
JPX-Nikkei 400	0.48

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For the iShares Currency Hedged JPX-Nikkei 400 ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through July 31, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares JPX-Nikkei 400 ETF (“JPXN”), after taking into account any fee waivers by JPXN.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended March 31, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
Currency Hedged JPX-Nikkei 400	$20,907

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended March 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
JPX-Nikkei 400	$556

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
JPX-Nikkei 400	$—	$506,487	$106,347

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended March 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Currency Hedged JPX-Nikkei 400	$519,150	$189,278
JPX-Nikkei 400	9,237,960	10,214,533

There were no in-kind transactions for the year ended March 31, 2022.

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2022, permanent differences attributable to distributions paid in excess of taxable income were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Currency Hedged JPX-Nikkei 400	$(1)	$1

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/22	Year Ended 03/31/21
Currency Hedged JPX-Nikkei 400
Ordinary income	$91,653	$40,843

JPX-Nikkei 400
Ordinary income	$2,229,146	$1,305,691

As of March 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
Currency Hedged JPX-Nikkei 400	$—	$(27,023)	$214,922		$187,899
JPX-Nikkei 400	298,153	(23,004,645)	7,378,755		(15,327,737)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended March 31, 2022, the iShares Currency Hedged JPX-Nikkei 400 ETF utilized $333,977 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged JPX-Nikkei 400	$3,223,154	$234,426	$(19,504)	$214,922
JPX-Nikkei 400	69,915,352	16,672,453	(9,292,740)	7,379,713

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/22		Year Ended 03/31/21
iShares ETF	Shares	Amount	Shares	Amount
JPX-Nikkei 400
Shares redeemed	—	$—	(300,000)	$(20,685,841)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Currency Hedged JPX-Nikkei 400 ETF and iShares JPX-Nikkei 400 ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Currency Hedged JPX-Nikkei 400 ETF and iShares JPX-Nikkei 400 ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Dividend Income
Currency Hedged JPX-Nikkei 400	$65,448
JPX-Nikkei 400	1,860,406

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid by the underlying funds for the fiscal year ended March 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged JPX-Nikkei 400	$55,624	$596

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended March 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
JPX-Nikkei 400	$1,956,542	$188,993

I M P O R T A N T T A X I N F O R M A T I O N	33

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Currency Hedged JPX-Nikkei 400 ETF and iShares JPX-Nikkei 400 ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged JPX-Nikkei 400(a)	$0.526965	$—	$0.389556	$0.916521	57%	—%	43%	100%
JPX-Nikkei 400(a)	1.059229	—	0.798393	1.857622	57	—	43	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	35

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of March 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2006; iShares U.S. ETF Trust, since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (45)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	37

Trustee and Officer Information  (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

James Mauro (51)	Executive Vice President (since 2021).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	39

Glossary of Terms Used in this Report

Counterparty Abbreviations

MS	Morgan Stanley & Co. International PLC

Currency Abbreviations

JPY	Japanese Yen

USD	United States Dollar

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by the Japan Exchange Group, Inc., Tokyo Stock Exchange or Nikkei, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-310-0322

MARCH 31, 2022

2022 Annual Report

iShares Trust

•  iShares India 50 ETF | INDY | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. The corporate bond market also faced inflationary headwinds, although the improving economy assuaged credit concerns and high-yield corporate bonds consequently declined less than investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. Sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	5.92%	15.65%

U.S. small cap equities (Russell 2000® Index)	(5.55)	(5.79)

International equities (MSCI Europe, Australasia, Far East Index)	(3.38)	1.16

Emerging market equities (MSCI Emerging Markets Index)	(8.20)	(11.37)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.04)	(3.31)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(5.92)	(4.15)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.55)	(4.47)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.16)	(0.66)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended March 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.28% in U.S. dollar terms for the reporting period.

Stocks were supported by economic recovery in most regions of the world, even as significant challenges emerged. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the pandemic, as mitigation and adaptation allowed most activity to continue. Nonetheless, two highly contagious COVID-19 variants appeared during the reporting period, causing sharp increases in cases in many countries and in some instances leading to new restrictions, which acted as a drag on growth. Inflation was high in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine late in the reporting period presented a further challenge to the global economy, disrupting markets in important commodities such as oil, natural gas, and wheat.

The U.S. economy grew robustly, powered primarily by consumers, who were supported by strong household balance sheets. Prior to the beginning of the reporting period, fiscal stimulus and business closures led to record-high personal savings rates. This allowed consumers to spend at an elevated level throughout much of the reporting period, as pent-up demand was released. The ensuing acceleration in economic activity allowed the U.S. to reach and then surpass its pre-pandemic output level. Hiring increased as businesses restored capacity. Consequently, unemployment decreased substantially, falling to 3.6% in March 2022.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates, and indicated that further increases could be necessary.

Stocks in Europe posted modest gains, helped by a steadily growing economy and increasing vaccinations. However, inflation increased significantly, and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many other European countries, and new sanctions imposed limits on some types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) maintained ultra-low interest rates but started to wind down its bond buying programs.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly. Chinese stocks endured substantial declines, driving much of the negative performance in the region. Regulatory interventions by the Chinese government weighed on equity markets, particularly in the information technology sector. While China’s economy continued to expand at a solid pace, COVID-19 cases rose sharply late in the reporting period and analysts became concerned that the subsequent lockdowns would constrain growth.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® India 50 ETF

Investment Objective

The iShares India 50 ETF (the “Fund”) seeks to track the investment results of an index composed of 50 of the largest Indian equities, as represented by the Nifty 50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	11.57%	9.37%	8.19%	11.57%	56.51%	119.65%
Fund Market	10.37	9.24	8.12	10.37	55.56	118.23
Index	16.04	11.65	9.62	16.04	73.50	150.61

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 7 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 963.70	$ 4.36		$ 1,000.00	$ 1,020.50	$ 4.48		0.89%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2022 (continued)	iShares® India 50 ETF

Portfolio Management Commentary

Large-capitalization Indian stocks advanced sharply for the reporting period as accommodative monetary policy increased liquidity and the economy continued to recover despite a resurgence of COVID-19 cases. India’s economic growth was among the world’s strongest in 2021 but slowed amid weakness in the job market and consumer spending. Large global corporations benefited from favorable government policy and stimulus efforts.

The information technology sector was the primary contributor to the Index’s return. Software and services stocks benefited from the increasing role of digital technology in business. IT services consultancies advanced as companies pursued digitization, increasing demand for cloud computing, digital payment infrastructure, cybersecurity, and other outsourced services, which drove earnings growth. Large new contracts and strong pricing also supported margins.

Energy stocks were a significant contributor to the Index’s return as oil prices soared on renewed demand and fears of supply constraints following Russia’s invasion of Ukraine. Indian oil, gas, and consumable fuels companies benefited from high energy prices, which supported strong pricing and margins across energy businesses such as retail fuel sales and refining and petrochemical manufacturing. Energy conglomerates with consumer-facing retail, telecommunications, and digital ventures also rose as strengthening consumer demand amid the reduction of pandemic-related restrictions bolstered retail sales, while rising fees and increasing per-user smartphone revenues drove telecommunications earnings.

Financials also contributed to the Index’s return, led by diversified financials stocks. Non-banking finance companies advanced amid strong growth in profits, net interest income, and assets under management, along with growing demand for retail financial services and insurance. Bank stocks benefited from perceived financial health amid improved non-performing loan ratios and strong capitalization and provision coverage, while sustained loan growth and reduced provisioning costs drove earnings.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	35.1%
Information Technology	18.4
Energy	13.5
Materials	8.0
Consumer Staples	7.2
Consumer Discretionary	6.2
Health Care	4.0
Industrials	3.5
Communication Services	2.3
Utilities	1.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Reliance Industries Ltd.	12.1%
Infosys Ltd.	9.3
HDFC Bank Ltd.	8.4
ICICI Bank Ltd.	6.6
Housing Development Finance Corp. Ltd.	5.6
Tata Consultancy Services Ltd.	5.1
Kotak Mahindra Bank Ltd.	3.4
ITC Ltd.	2.9
Larsen & Toubro Ltd.	2.8
Axis Bank Ltd.	2.6

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of the Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	7

Consolidated Schedule of Investments March 31, 2022	iShares® India 50 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 4.8%
Bajaj Auto Ltd.	86,585	$4,158,214
Eicher Motors Ltd.	92,501	2,982,980
Hero MotoCorp Ltd.	86,358	2,597,374
Mahindra & Mahindra Ltd.	630,873	6,671,775
Maruti Suzuki India Ltd.	87,800	8,713,007
Tata Motors Ltd.(a)	1,181,252	6,676,256

		31,799,606

Banks — 24.3%
Axis Bank Ltd.(a)	1,743,613	17,359,205
HDFC Bank Ltd.	2,898,472	55,824,019
ICICI Bank Ltd.	4,589,416	43,773,728
IndusInd Bank Ltd.	430,624	5,268,959
Kotak Mahindra Bank Ltd.	971,820	22,319,428
State Bank of India	2,540,742	16,415,339
Yes Bank Ltd., (Acquired 03/16/20, Cost: $3,310,481)(b)	1,741,097	254,986
Yes Bank Ltd.(a)	46,465	7,504

		161,223,168

Chemicals — 2.4%
Asian Paints Ltd.	298,461	12,076,980
UPL Ltd.	364,015	3,678,809

		15,755,789

Construction & Engineering — 2.8%
Larsen & Toubro Ltd.	799,886	18,549,939

Construction Materials — 2.2%
Grasim Industries Ltd.	246,745	5,390,792
Shree Cement Ltd.	8,894	2,805,514
UltraTech Cement Ltd.	75,993	6,586,261

		14,782,567

Consumer Finance — 2.5%
Bajaj Finance Ltd.	175,833	16,698,559

Diversified Financial Services — 1.4%
Bajaj Finserv Ltd.	40,000	8,926,397

Electric Utilities — 1.0%
Power Grid Corp. of India Ltd.	2,257,548	6,436,119

Food Products — 1.9%
Britannia Industries Ltd.	78,633	3,315,487
Nestle India Ltd.	23,562	5,386,318
Tata Consumer Products Ltd.	398,303	4,069,535

		12,771,340

Health Care Providers & Services — 0.6%
Apollo Hospitals Enterprise Ltd.	67,428	4,001,678

Independent Power and Renewable Electricity Producers — 0.8%
NTPC Ltd.	3,071,656	5,447,544

Insurance — 1.3%
HDFC Life Insurance Co. Ltd.(c)	596,330	4,219,093
SBI Life Insurance Co. Ltd.(c)	291,386	4,293,004

		8,512,097

IT Services — 18.4%
HCL Technologies Ltd.	718,378	10,978,854
Infosys Ltd.	2,454,579	61,469,123
Tata Consultancy Services Ltd.	685,727	33,700,318
Tech Mahindra Ltd.	410,736	8,081,223

Security	Shares	Value

IT Services (continued)
Wipro Ltd.	975,374	$7,581,224

		121,810,742

Life Sciences Tools & Services — 0.7%
Divi’s Laboratories Ltd.	84,364	4,879,688

Metals & Mining — 3.4%
Hindalco Industries Ltd.	963,146	7,185,665
JSW Steel Ltd.	651,756	6,260,949
Tata Steel Ltd.	525,445	8,989,037

		22,435,651

Oil, Gas & Consumable Fuels — 13.5%
Bharat Petroleum Corp. Ltd.	652,896	3,082,866
Coal India Ltd.	526,313	1,266,211
Oil & Natural Gas Corp. Ltd.	2,357,202	5,069,046
Reliance Industries Ltd.	2,315,865	80,100,132

		89,518,255

Personal Products — 2.4%
Hindustan Unilever Ltd.	591,124	15,903,743

Pharmaceuticals — 2.7%
Cipla Ltd.	342,532	4,586,177
Dr. Reddy’s Laboratories Ltd.	80,779	4,570,777
Sun Pharmaceutical Industries Ltd.	713,024	8,582,050

		17,739,004

Textiles, Apparel & Luxury Goods — 1.4%
Titan Co. Ltd.	276,099	9,197,782

Thrifts & Mortgage Finance — 5.6%
Housing Development Finance Corp. Ltd.	1,197,202	37,434,199

Tobacco — 2.9%
ITC Ltd.	5,792,484	19,061,009

Transportation Infrastructure — 0.7%
Adani Ports & Special Economic Zone Ltd.	486,641	4,939,229

Wireless Telecommunication Services — 2.3%
Bharti Airtel Ltd.(a)	1,563,522	15,501,459

Total Common Stocks — 100.0% (Cost: $251,742,397)		663,325,564

Short-Term Investments

Money Market Funds — 3.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(d)(e)	20,390,000	20,390,000

Total Short-Term Investments — 3.1% (Cost: $20,390,000)		20,390,000

Total Investments in Securities — 103.1% (Cost: $272,132,397)		683,715,564

Other Assets, Less Liabilities — (3.1)%		(20,487,409)

Net Assets — 100.0%		$663,228,155

(a)	Non-income producing security.
(b)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $254,986, representing less than 0.05% of its net assets as of period end, and an original cost of $3,310,481.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) March 31, 2022	iShares® India 50 ETF

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$9,980,000	$10,410,000	(a)	$—	$—	$—	$20,390,000	20,390,000	$5,206	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
SGX Nifty 50 Index	3	04/28/22	$104	$949

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$949

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(189,261)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$758

S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (continued) March 31, 2022	iShares® India 50 ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$790,362

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$663,325,564	$—	$663,325,564
Money Market Funds	20,390,000	—	—	20,390,000

	$20,390,000	$663,325,564	$—	$683,715,564

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$949	$—	$949

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to consolidated financial statements.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities

March 31, 2022

iShares India 50 ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$663,325,564
Affiliated(b)	20,390,000
Cash	283,375
Foreign currency, at value(c)	4,940,056
Cash pledged:
Futures contracts	6,000
Receivables:
Investments sold	4,254,764
Dividends	9,271

Total assets	693,209,030

LIABILITIES
Deferred foreign capital gain tax	24,537,788
Payables:
Investments purchased	4,955,855
Variation margin on futures contracts	1,031
Investment advisory fees	486,201

Total liabilities	29,980,875

NET ASSETS	$663,228,155

NET ASSETS CONSIST OF:
Paid-in capital	$350,487,953
Accumulated earnings	312,740,202

NET ASSETS	$663,228,155

Shares outstanding	14,300,000

Net asset value	$46.38

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Unaffiliated	$251,742,397
(b) Investments, at cost — Affiliated	$20,390,000
(c) Foreign currency, at cost	$4,940,056

See notes to consolidated financial statements.

F I N A N C I A L S T A T E M E N T S	11

Consolidated Statement of Operations

Year Ended March 31, 2022

iShares India 50 ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$8,715,443
Dividends — Affiliated	5,206
Interest — Unaffiliated	427
Foreign taxes withheld	(1,858,894)

Total investment income	6,862,182

EXPENSES
Investment advisory fees	6,197,154
Commitment fees	3,342
Professional fees	217
Mauritius income taxes	291

Total expenses	6,201,004

Net investment income	661,178

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	53,423,516
Futures contracts	(189,261)
Foreign currency transactions	(717,759)

Net realized gain	52,516,496

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	16,564,163
Futures contracts	758
Foreign currency translations	8,434

Net change in unrealized appreciation (depreciation)	16,573,355

Net realized and unrealized gain	69,089,851

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$69,751,029

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$(4,035,460)
(b) Net of increase in deferred foreign capital gain tax of	$(10,634,597)

See notes to consolidated financial statements.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Changes in Net Assets

	iShares India 50 ETF

	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$661,178	$333,331
Net realized gain	52,516,496	29,664,191
Net change in unrealized appreciation (depreciation)	16,573,355	282,365,983

Net increase in net assets resulting from operations	69,751,029	312,363,505

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(48,495,153)	(570,041)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(49,311,607)	(104,350,309)

NET ASSETS
Total increase (decrease) in net assets	(28,055,731)	207,443,155
Beginning of year	691,283,886	483,840,731

End of year	$663,228,155	$691,283,886

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

F I N A N C I A L S T A T E M E N T S	13

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	iShares India 50 ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$44.60	$25.87	$37.92	$35.00	$32.27

Net investment income(a)	0.05	0.02	0.19	0.16	0.15
Net realized and unrealized gain (loss)(b)	5.10	18.74	(12.01)	2.97	2.68

Net increase (decrease) from investment operations	5.15	18.76	(11.82)	3.13	2.83

Distributions(c)
From net investment income	(3.37)	(0.03)	(0.23)	(0.21)	(0.10)

Total distributions	(3.37)	(0.03)	(0.23)	(0.21)	(0.10)

Net asset value, end of year	$46.38	$44.60	$25.87	$37.92	$35.00

Total Return(d)
Based on net asset value	11.57%	72.59%	(31.41)%	9.04%	8.76%

Ratios to Average Net Assets(e)
Total expenses	0.89%	0.90%	0.93%	0.94%	0.92%

Net investment income	0.10%	0.06%	0.51%	0.45%	0.42%

Supplemental Data
Net assets, end of year (000)	$663,228	$691,284	$483,841	$828,545	$1,120,132

Portfolio turnover rate(f)	12%	8%	26%	24%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These consolidated financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification

India 50	Non-diversified

Basis of Consolidation: The accompanying consolidated financial statements for the Fund includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The net assets of the Subsidiary as of period end were $643,273,502, which is 97.0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

The Fund has conducted its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	15

Notes to Consolidated Financial Statements   (continued)

substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the Financial Services Commission (the “FSC”), the Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the Subsidiary and are disclosed in its Consolidated Statement of Operations. Any dividends paid by the Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements   (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.89%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Consolidated Statement of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	17

Notes to Consolidated Financial Statements   (continued)

6.	PURCHASES AND SALES

For the year ended March 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

India 50	$82,968,733	$196,003,680

There were no in-kind transactions for the year ended March 31, 2022.

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/22	Year Ended 03/31/21

India 50
Ordinary income	$48,495,153	$570,041

As of March 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryf orwards	(a)	Net Unrealized Gains (Losses)	(b)	Qualified Late-Year Losses	(c)	Total

India 50	$ (7,613,251)		$ 332,350,195		$ (11,996,742)		$312,740,202

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended March 31, 2022, the Fund utilized $45,690,974 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

India 50	$326,825,905	$365,453,426	$(8,562,818)	$356,890,608

8.	LINE OF CREDIT

The Fund, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1 and $200 million with respect to Tier 2, including the Fund. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements   (continued)

Effective August 13, 2021, the Fund, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended March 31, 2022, the Fund did not borrow under the Credit Agreement or Syndicated Credit Agreement.

Effective August 26, 2021, iShares India 50 ETF, along with certain other iShares funds (“Mauritius Participating Funds”), is a party to a $750,000,000 unsecured and uncommitted line of credit (“Uncommitted Liquidity Facility”) with State Street Bank and Trust Company, which may be used solely to facilitate trading associated with the closure of the Fund’s Mauritius subsidiary. The Uncommitted Liquidity Facility has interest at a rate equal to the higher of (a) the U.S. Federal Funds rate (not less than zero) plus 1.25% per annum or (b) the Overnight Bank Funding rate (not less than zero) plus 1.25% per annum on amounts borrowed. Each Mauritius Participating Fund will be removed from the Uncommitted Liquidity Facility once trading out of its holdings in the Mauritius subsidiary is complete. During the year ended March 31, 2022, the Fund did not borrow under the Uncommitted Liquidity Facility.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	19

Notes to Consolidated Financial Statements   (continued)

bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

The Fund invests a significant portion of its assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

The Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Consolidated Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBORTransition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/22		Year Ended 03/31/21

iShares ETF	Shares	Amount	Shares	Amount

India 50
Shares sold	850,000	$44,660,162	—	$249,464
Shares redeemed	(2,050,000)	(93,971,769)	(3,200,000)	(104,599,773)

Net decrease	(1,200,000)	$(49,311,607)	(3,200,000)	$(104,350,309)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Consolidated Statement of Assets and Liabilities.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements   (continued)

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s consolidated financial statements was completed through the date the consolidated financial statements were available to be issued and the following items were noted:

Effective April 21, 2022, the Uncommitted Liquidity Facility, to which the Fund and the Mauritius Participating Funds are party, was amended to increase the line of credit amount to $1.5 billion.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares India 50 ETF

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of iShares India 50 ETF and its subsidiary (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of March 31, 2022, the related consolidated statement of operations for the year ended March 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the consolidated financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Dividend Income

India 50	$8,234,100

The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended March 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

India 50	$8,715,443	$5,918,263

I M P O R T A N T T A X I N F O R M A T I O N	23

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares India 50 ETF (the “Fund” or “ETF”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Fund, as the program administrator for the Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

India 50(a)	$0.024317	$—	$3.343305	$3.367622	1%	—%	99%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares India 50 ETF (the “Fund”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

S U P P L E M E N T A L I N F O R M A T I O N	25

Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration

India 50	$60,774	$28,416	$32,358	661	$7,439	$769

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of March 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	27

Trustee and Officer Information   (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2006; iShares U.S. ETF Trust, since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (45)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information   (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

James Mauro (51)	Executive Vice President (since 2021).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	29

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by India Index Services & Products Ltd., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-307-0322

MARCH 31, 2022

2022 Annual Report

iShares Trust

• iShares Russell Top 200 ETF | IWL | NYSE Arca

• iShares Russell Top 200 Growth ETF | IWY | NYSE Arca

• iShares Russell Top 200 Value ETF | IWX | NYSE Arca

• iShares Russell 1000 ETF | IWB | NYSE Arca

• iShares Russell 1000 Growth ETF | IWF | NYSE Arca

• iShares Russell 1000 Value ETF | IWD | NYSE Arca

• iShares Russell 2000 ETF | IWM | NYSE Arca

• iShares Russell 2000 Growth ETF | IWO | NYSE Arca

• iShares Russell 2000 Value ETF | IWN | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. The corporate bond market also faced inflationary headwinds, although the improving economy assuaged credit concerns and high-yield corporate bonds consequently declined less than investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. Sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	5.92%	15.65%

U.S. small cap equities (Russell 2000® Index)	(5.55)	(5.79)

International equities (MSCI Europe, Australasia, Far East Index)	(3.38)	1.16

Emerging market equities (MSCI Emerging Markets Index)	(8.20)	(11.37)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.04)	(3.31)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(5.92)	(4.15)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.55)	(4.47)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.16)	(0.66)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2022 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 11.92%. The strengthening economy supported equities, as high consumer spending drove robust growth, and most remaining coronavirus pandemic-related restrictions were eased. Increased economic activity led to strong corporate earnings as companies reaped the benefits of the recovery. Nonetheless, significant challenges emerged, particularly during the second half of the reporting period, including high inflation, rising interest rates, and the impacts of Russia’s invasion of Ukraine.

The U.S. economic recovery was powered primarily by consumers, who were supported by strong household balance sheets. Prior to the beginning of the reporting period, fiscal stimulus and business closures led to record-high personal savings rates. This allowed consumers to spend at an elevated level throughout much of the reporting period, as pent-up demand was released. The ensuing acceleration in economic activity allowed the U.S. to reach and then surpass its pre-pandemic output level. Hiring increased as businesses restored capacity, and unemployment decreased substantially, falling to 3.6% in March 2022.

The growing economy and rapid increases in consumer spending drove a significant rise in inflation. Supply chains for many goods were disrupted by the pandemic and were unable to quickly adapt to the rapid rebound in demand. In one prominent example of this dynamic, a global shortage of semiconductors created bottlenecks in the production of many goods, including automobiles. Consequently, the price of used cars rose sharply during the reporting period and was a notable factor in overall inflation. Oil prices also rose significantly as demand increased, and the supply of oil was constrained by a lack of investment. The strong job market led to higher wages, particularly at the lower end of the market. These factors led to higher prices in many areas of the economy. By the end of the reporting period the consumer price index, a widely used measure of prices in the U.S., grew at the fastest rate since 1982.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates and indicated that further increases could be necessary. Interest rates rose significantly in anticipation of further tightening, leading to higher borrowing costs for businesses.

Russia’s invasion of Ukraine in late February 2022 raised the prospect of substantial disruptions to the global economy and increased uncertainty in financial markets. The invasion was met with widespread condemnation and sanctions imposed by many countries on the Russian state, businesses, and individuals. This led to sharp volatility in energy markets, as Russia is a top producer of both oil and natural gas. Furthermore, both Russia and Ukraine are notable exporters of wheat, and the war’s disruption led to concerns surrounding food prices.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Russell Top 200 ETF

Investment Objective

The iShares Russell Top 200 ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities, as represented by the Russell Top 200® Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	15.48%	16.87%	14.98%	15.48%	117.99%	303.93%
Fund Market	15.46	16.88	14.99	15.46	118.16	304.38
Index	15.66	17.04	15.16	15.66	119.58	310.33

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,054.30	$ 0.77		$ 1,000.00	$ 1,024.20	$ 0.76		0.15%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2022 (continued)	iShares® Russell Top 200 ETF

Portfolio Management Commentary

Large-capitalization U.S. stocks advanced for the reporting period amid strong economic growth and robust consumer spending. The information technology sector contributed the most to the Index’s return, driven primarily by the strong performance of the largest companies in the sector. These companies benefited from network effects, which allowed them to use existing products and services to attract new customers. The technology hardware and equipment industry led contributions amid strong growth in sales and profits. Increased sales of smartphones with 5G capability drove profits in the industry, as demand for these products outstripped supply, helped by discounts from wireless carriers. Increased sales of services, such as digital downloads and payment processing, also boosted the industry. The semiconductors and semiconductor equipment industry also gained, as a global shortage of semiconductors helped support profits. Consumer demand was high for products that use semiconductors, including personal computers, video cards, and automobiles. In response to high demand, makers of semiconductors ramped up production to all-time highs, boosting revenues.

The healthcare sector also contributed to the Index’s performance, buoyed by earnings growth. The widespread adoption of COVID-19 vaccines generated billions of dollars in sales for pharmaceuticals companies. In addition, companies developed successful antiviral medications and antibody therapies to treat COVID-19, driving revenues significantly higher. As the coronavirus pandemic abated, elective medical procedures, which represent an important source of revenue for both care providers and makers of medical supplies and equipment, increased from pandemic-induced lows.

Stocks in the financials sector contributed to the Index’s return as the strengthening economy and higher interest rates drove earnings growth. The diversified financials industry was the top contributor, led by the strong gains of a multisector holding company, which included notable investments in technology, insurance, railroad, and utilities companies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	31.5%
Health Care	14.2
Consumer Discretionary	12.1
Financials	11.0
Communication Services	10.7
Consumer Staples	6.5
Industrials	6.4
Energy	3.1
Utilities	1.8
Real Estate	1.5
Materials	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	8.6%
Microsoft Corp.	7.4
Amazon.com Inc.	4.5
Tesla Inc.	2.9
Alphabet Inc., Class A	2.7
Alphabet Inc., Class C	2.5
NVIDIA Corp.	2.1
Berkshire Hathaway Inc., Class B	2.1
Meta Platforms Inc, Class A	1.6
UnitedHealth Group Inc.	1.5

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Russell Top 200 Growth ETF

Investment Objective

The iShares Russell Top 200 Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit growth characteristics, as represented by the Russell Top 200® Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	18.58%	22.12%	17.81%	18.58%	171.60%	414.82%
Fund Market	18.74	22.15	17.82	18.74	171.94	415.65
Index	18.83	22.34	18.04	18.83	174.05	425.05

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,041.60	$ 1.02		$ 1,000.00	$ 1,023.90	$ 1.01		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2022 (continued)	iShares® Russell Top 200 Growth ETF

Portfolio Management Commentary

Growth-oriented large-capitalization U.S. stocks advanced for the reporting period amid strong economic growth and robust consumer spending. The information technology sector contributed the most to the Index’s return, driven primarily by the strong performance of the largest companies in the sector. These companies benefited from network effects, which allowed them to use existing products and services to make their offerings more attractive to new customers. The technology hardware and equipment industry led contributions amid strong growth in sales and profits. Increased sales of smartphones with 5G capability drove profits in the industry, as demand for these products outstripped supply, helped by discounts from wireless carriers. Increased sales of services, such as digital downloads and payment processing, also boosted the industry. The semiconductors and semiconductor equipment industry also gained, as a global shortage of semiconductors helped support profits in the industry. Consumer demand was high for products that use semiconductors, including personal computers, video cards, and automobiles. In response to high demand, makers of semiconductors ramped up production to record highs, boosting revenues.

A strong rebound in consumer spending supported the consumer discretionary sector, which contributed notably to the Index’s return. The automobile manufacturing industry led the advance amid strong demand for electric vehicles. Despite semiconductor shortages that constrained production, electric car shipments continued to grow. Plans for additional manufacturing facilities also helped the industry amid strong growth in revenues and profits.

The healthcare sector also contributed to the Index’s performance, buoyed by earnings growth. Pharmaceuticals companies developed successful antiviral medications and antibody therapies to treat COVID-19, driving revenues significantly higher. Demographic trends also benefited the healthcare sector, as the needs of an aging population added to demand for pharmaceuticals.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	48.4%
Consumer Discretionary	19.2
Communication Services	11.9
Health Care	7.3
Consumer Staples	4.7
Industrials	4.3
Financials	1.9
Real Estate	1.6
Other (each representing less than 1%)	0.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	15.0%
Microsoft Corp.	13.0
Amazon.com Inc.	7.9
Tesla Inc.	5.0
Alphabet Inc., Class A	4.0
Alphabet Inc., Class C	3.7
NVIDIA Corp.	3.6
Meta Platforms Inc, Class A	2.9
Visa Inc., Class A	2.1
Home Depot Inc. (The)	1.7

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Russell Top 200 Value ETF

Investment Objective

The iShares Russell Top 200 Value ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics, as represented by the Russell Top 200® Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	11.56%	10.19%	11.32%	11.56%	62.46%	192.20%
Fund Market	11.43	10.20	11.33	11.43	62.55	192.46
Index	11.77	10.40	11.55	11.77	64.01	198.42

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,070.90	$ 1.03		$ 1,000.00	$ 1,023.90	$ 1.01		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2022 (continued)	iShares® Russell Top 200 Value ETF

Portfolio Management Commentary

Value-oriented large-capitalization U.S. stocks advanced for the reporting period amid strong economic growth and robust consumer spending. The healthcare sector contributed the most to the Index’s performance, buoyed by earnings growth and a partial return to normalcy in medical care as the coronavirus pandemic abated. Elective medical procedures, which represent an important source of revenue for both care providers and makers of medical supplies and equipment, increased from pandemic-induced lows. The widespread adoption of COVID-19 vaccines generated billions of dollars in sales for pharmaceuticals companies. Demographic trends also benefited the healthcare sector, as the needs of an aging population added to demand for health services and pharmaceuticals.

Stocks in the financials sector also contributed to the Index’s return, as the strengthening economy and higher interest rates drove earnings growth. The diversified financials industry was the top contributor, led by the strong gains of a multisector holding company. The rebounding economy helped the performance of the value-oriented firms represented in this company’s holdings, which included notable investments in the information technology sector, in addition to insurance, railroad, and utilities companies.

The energy sector was a notable contributor to the Index’s return amid higher prices for energy commodities. As the global economy rebounded following the initial disruptions of the pandemic, demand for energy accelerated while supply remained constrained. Consequently, the prices of oil, natural gas, and coal all rose notably during the reporting period. The oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Health Care	23.3%
Financials	23.1
Industrials	9.3
Information Technology	9.2
Communication Services	9.1
Consumer Staples	8.8
Energy	7.0
Utilities	4.2
Consumer Discretionary	2.7
Materials	1.9
Real Estate	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Berkshire Hathaway Inc., Class B	4.8%
Johnson & Johnson	3.4
UnitedHealth Group Inc.	3.3
JPMorgan Chase & Co.	2.9
Procter & Gamble Co. (The)	2.7
Exxon Mobil Corp.	2.6
Chevron Corp.	2.3
Bank of America Corp.	2.2
Pfizer Inc.	2.1
Walt Disney Co. (The)	1.7

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Russell 1000 ETF

Investment Objective

The iShares Russell 1000 ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities, as represented by the Russell 1000® Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	13.09%	15.67%	14.39%	13.09%	107.02%	283.49%

Fund Market	13.04	15.66	14.39	13.04	107.00	283.63

Index	13.27	15.82	14.53	13.27	108.42	288.41

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,040.70	$ 0.76		$ 1,000.00	$ 1,024.20	$ 0.76		0.15%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2022 (continued)	iShares® Russell 1000 ETF

Portfolio Management Commentary

Large- and mid-capitalization U.S. stocks advanced for the reporting period amid strong economic growth and robust consumer spending. The information technology sector contributed the most to the Index’s return, driven primarily by the strong performance of the largest companies in the sector. These companies benefited from network effects, which allowed them to use existing products and services to attract new customers. The technology hardware and equipment industry led contributions amid strong growth in sales and profits. Increased sales of smartphones with 5G capability drove profits in the industry, as demand for these products outstripped supply, helped by discounts from wireless carriers. Increased sales of services, such as digital downloads and payment processing, also boosted the industry. The semiconductors and semiconductor equipment industry also gained, as a global shortage of semiconductors helped support profits. Consumer demand was high for products that use semiconductors, including personal computers, video cards, and automobiles. In response to high demand, makers of semiconductors ramped up production to record highs, boosting revenues.

The healthcare sector contributed notably to the Index’s performance, buoyed by earnings growth. The widespread adoption of COVID-19 vaccines and successful development of antiviral medications and antibody therapies to treat COVID-19 generated billions of dollars in sales for pharmaceuticals companies. As the coronavirus pandemic abated, elective medical procedures, which represent an important source of revenue for both care providers and makers of medical supplies and equipment, increased from pandemic-induced lows.

Stocks in the financials sector also contributed to the Index’s return, as the strengthening economy and higher interest rates drove earnings growth. The diversified financials industry was the top contributor, led by the strong gains of a multisector holding company, which included notable investments in technology, insurance, railroad, and utilities companies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	28.0%

Health Care	13.3

Consumer Discretionary	11.9

Financials	11.5

Communication Services	8.8

Industrials	8.5

Consumer Staples	5.8

Energy	3.7

Real Estate	3.3

Utilities	2.7

Materials	2.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Apple Inc.	6.4%

Microsoft Corp.	5.5

Amazon.com Inc.	3.4

Tesla Inc.	2.1

Alphabet Inc., Class A	2.0

Alphabet Inc., Class C	1.8

NVIDIA Corp.	1.6

Berkshire Hathaway Inc., Class B	1.5

Meta Platforms Inc, Class A	1.2

UnitedHealth Group Inc.	1.1

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Russell 1000 Growth ETF

Investment Objective

The iShares Russell 1000 Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-and mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the Russell 1000® Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	14.77%	20.65%	16.82%	14.77%	155.68%	373.42%

Fund Market	14.87	20.68	16.84	14.87	155.92	374.04

Index	14.98	20.88	17.04	14.98	158.14	382.40

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,014.50	$ 0.90		$ 1,000.00	$ 1,024.00	$ 0.91		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2022 (continued)	iShares® Russell 1000 Growth ETF

Portfolio Management Commentary

Growth-oriented large- and mid-capitalization U.S. stocks advanced for the reporting period amid strong economic growth and robust consumer spending. The information technology sector contributed the most to the Index’s return, driven primarily by the strong performance of the largest companies in the sector. These companies benefited from network effects, which allowed them to use existing products and services to make their offerings more attractive to new customers. The technology hardware and equipment industry led contributions amid strong growth in sales and profits. Increased sales of smartphones with 5G capability drove profits in the industry, as demand for these products outstripped supply, helped by discounts from wireless carriers. Increased sales of services, such as digital downloads and payment processing, also boosted the industry. The semiconductors and semiconductor equipment industry also gained, as a global shortage of semiconductors helped support profits in the industry. Consumer demand was high for products that use semiconductors, including personal computers, video cards, and automobiles. In response to high demand, makers of semiconductors ramped up production to record highs, boosting revenues.

The healthcare sector contributed notably to the Index’s performance, buoyed by earnings growth. Pharmaceuticals companies developed successful antiviral medications and antibody therapies to treat COVID-19, driving revenues significantly higher. Demographic trends also benefited the healthcare sector, as the needs of an aging population added to demand for pharmaceuticals.

A strong rebound in consumer spending supported the consumer discretionary sector, which also contributed to the Index’s return. The automobile manufacturing industry led the advance amid strong demand for electric vehicles. Despite semiconductor shortages that constrained production, electric car shipments continued to grow. Plans for additional manufacturing facilities also helped the industry amid strong growth in revenues and profits.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	46.2%

Consumer Discretionary	18.5

Communication Services	10.5

Health Care	8.9

Industrials	6.1

Consumer Staples	4.2

Financials	2.5

Real Estate	1.7

Other (each representing less than 1%)	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Apple Inc.	12.5%

Microsoft Corp.	10.8

Amazon.com Inc.	6.6

Tesla Inc.	4.2

Alphabet Inc., Class A	3.4

Alphabet Inc., Class C	3.1

NVIDIA Corp.	3.0

Meta Platforms Inc, Class A	2.4

Visa Inc., Class A	1.7

Home Depot Inc. (The)	1.5

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Russell 1000 Value ETF

Investment Objective

The iShares Russell 1000 Value ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Russell 1000® Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	11.45%	10.11%	11.50%	11.45%	61.87%	196.98%

Fund Market	11.43	10.12	11.51	11.43	61.97	197.32

Index	11.67	10.29	11.70	11.67	63.17	202.35

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,068.60	$ 0.93		$ 1,000.00	$ 1,024.00	$ 0.91		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2022 (continued)	iShares® Russell 1000 Value ETF

Portfolio Management Commentary

Value-oriented large- and mid-capitalization U.S. stocks advanced for the reporting period amid strong economic growth and robust consumer spending. The energy sector contributed the most to the Index’s return amid higher prices for energy commodities, as the rebounding economy accelerated demand for energy while supply remained constrained. The war in Ukraine drove further gains in oil prices as sanctions on Russia, the world’s third-largest supplier of oil, led to increased uncertainty surrounding supply. The oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending.

Stocks in the financials sector contributed notably to the Index’s return, as the strengthening economy and higher interest rates drove earnings growth. The diversified financials industry rose, led by the strong gains of a multisector holding company. The rebounding economy helped the performance of this company’s value-oriented holdings, which included notable investments in technology, insurance, railroad, and utilities companies. Robust investment banking activity, especially initial public offerings and existing equity capital financings, drove gains in the capital markets industry despite modest trading activity. The insurance industry also advanced, as many insurers were able to increase insurance premiums in an environment of higher inflation.

The healthcare sector was a modest contributor to the Index’s performance, buoyed by earnings growth. Elective medical procedures, which represent an important source of revenue for care providers, increased from coronavirus pandemic-induced lows. The widespread adoption of COVID-19 vaccines generated billions of dollars in sales for pharmaceuticals companies. On the downside, the communication services sector detracted marginally from the Index’s return, as disruptions from the Delta and Omicron COVID-19 variants weighed on the earnings of the entertainment industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	20.8%

Health Care	17.9

Industrials	11.0

Information Technology	9.3

Consumer Staples	7.4

Communication Services	7.1

Energy	7.1

Utilities	5.4

Consumer Discretionary	5.0

Real Estate	4.9

Materials	4.1

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Berkshire Hathaway Inc., Class B	3.1%

Johnson & Johnson	2.3

UnitedHealth Group Inc.	2.2

JPMorgan Chase & Co.	1.9

Procter & Gamble Co. (The)	1.8

Exxon Mobil Corp.	1.7

Chevron Corp.	1.5

Bank of America Corp.	1.4

Pfizer Inc.	1.4

Walt Disney Co. (The)	1.1

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Russell 2000 ETF

Investment Objective

The iShares Russell 2000 ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities, as represented by the Russell 2000® Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(5.92)%	9.67%	11.03%	(5.92)%	58.66%	184.77%

Fund Market	(6.20)	9.68	11.02	(6.20)	58.73	184.57

Index	(5.79)	9.74	11.04	(5.79)	59.19	185.00

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 944.00	$ 0.92		$ 1,000.00	$ 1,024.00	$ 0.96		0.19%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	17

Fund Summary as of March 31, 2022 (continued)	iShares® Russell 2000 ETF

Portfolio Management Commentary

Small-capitalization U.S. stocks declined for the reporting period despite strong economic growth and robust consumer spending. The healthcare sector was the leading detractor from the Index’s return, as the stocks of many smaller companies in the sector declined. Rising interest rates worked against companies early in the product development process, as investors sought more predictable cash flows as the cost of borrowing increased. The pharmaceuticals, biotechnology, and life sciences industry declined amid stiff competition from companies working to develop new treatments in similar areas. Merger and acquisition activity also slowed significantly, dampening investor enthusiasm for smaller companies that could be acquired by larger firms. A relative dearth of positive news, such as high-growth potential drugs and treatments advancing in the FDA process, along with muted enthusiasm for stocks with high valuations and minimal earnings, also pressured the sector.

Stocks in the consumer discretionary sector also detracted from the Index’s performance despite the overall increase in consumer spending. The consumer durables industry declined amid investor expectations of a downturn in the housing market. The specialty retail industry faced headwinds from rising prices, as inflation increased the wholesale cost of goods for retailers. The information technology sector also detracted, as higher inflation and interest rates disproportionately pressured smaller companies in the sector.

On the upside, the energy sector contributed to the Index’s return. As the global economy rebounded, demand for energy accelerated while supply remained constrained, leading to higher prices for energy commodities. The war in Ukraine drove further gains in oil prices. The oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Health Care	16.6%

Financials	15.9

Industrials	15.5

Information Technology	13.7

Consumer Discretionary	10.2

Real Estate	7.8

Energy	6.6

Materials	4.0

Consumer Staples	3.5

Communication Services	3.2

Utilities	3.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Ovintiv Inc.	0.5%

AMC Entertainment Holdings Inc., Class A	0.5

Avis Budget Group Inc.	0.4

BJ’s Wholesale Club Holdings Inc.	0.3

Tenet Healthcare Corp.	0.3

Chesapeake Energy Corp.	0.3

Tetra Tech Inc.	0.3

Antero Resources Corp.	0.3

Lattice Semiconductor Corp.	0.3

EastGroup Properties Inc.	0.3

(a)	Excludes money market funds.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Russell 2000 Growth ETF

Investment Objective

The iShares Russell 2000 Growth ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit growth characteristics, as represented by the Russell 2000® Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(14.42)%	10.28%	11.26%	(14.42)%	63.09%	190.74%

Fund Market	(14.68)	10.27	11.25	(14.68)	63.05	190.43

Index	(14.33)	10.33	11.21	(14.33)	63.46	189.39

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 873.40	$ 1.07		$ 1,000.00	$ 1,023.80	$ 1.16		0.23%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	19

Fund Summary as of March 31, 2022 (continued)	iShares® Russell 2000 Growth ETF

Portfolio Management Commentary

Growth-oriented small-capitalization U.S. stocks declined for the reporting period despite strong economic growth and robust consumer spending. These stocks, which derive a significant portion of their prices from investors’ expectations of future growth, faced significant headwinds relative to other equities. Growth stocks are particularly sensitive to interest rates, which rose as the Fed moved to a less accommodative monetary policy. Persistent inflation and the war in Ukraine led to concerns about slower economic growth, which also weighed on growth stocks.

The healthcare sector was the leading detractor from the Index’s return, as the stocks of many smaller companies in the sector declined. Rising interest rates worked against companies early in the product development process, as investors sought more predictable cash flows as the cost of borrowing increased. The pharmaceuticals, biotechnology, and life sciences industry declined amid stiff competition from companies working to develop new treatments in similar areas. Merger and acquisition activity also slowed significantly, dampening investor enthusiasm for smaller companies that could be acquired by larger firms. A relative dearth of positive news along with muted enthusiasm for stocks with high valuations and minimal earnings also pressured the sector.

Stocks in the consumer discretionary sector detracted from the Index’s performance despite the overall increase in consumer spending. The specialty retail industry faced headwinds from rising prices, as inflation increased the wholesale cost of goods for retailers. Supply chain difficulties also weighed on some retailers, leading to increased transportation costs and low inventory. Brick-and-mortar retailers declined as coronavirus pandemic trends increased competition from online sellers. The information technology sector also detracted, as higher inflation and interest rates disproportionately pressured small capitalization technology stocks.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Health Care	25.1%

Information Technology	22.8

Industrials	15.7

Consumer Discretionary	13.6

Financials	5.5

Consumer Staples	4.1

Materials	3.5

Energy	3.4

Real Estate	3.3

Communication Services	2.7

Utilities	0.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Tetra Tech Inc.	0.7%

Lattice Semiconductor Corp.	0.6

EastGroup Properties Inc.	0.6

WillScot Mobile Mini Holdings Corp.	0.6

Synaptics Inc.	0.6

Southwestern Energy Co.	0.6

II-VI Inc.	0.6

Performance Food Group Co.	0.5

Shockwave Medical Inc.	0.5

BJ’s Wholesale Club Holdings Inc.	0.5

(a)	Excludes money market funds.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Russell 2000 Value ETF

Investment Objective

The iShares Russell 2000 Value ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics, as represented by the Russell 2000® Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	3.07%	8.40%	10.40%	3.07%	49.66%	168.93%

Fund Market	2.83	8.41	10.40	2.83	49.77	168.86

Index	3.32	8.57	10.54	3.32	50.85	172.37

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,017.20	$ 1.16		$ 1,000.00	$ 1,023.80	$ 1.16		0.23%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	21

Fund Summary as of March 31, 2022 (continued)	iShares® Russell 2000 Value ETF

Portfolio Management Commentary

Value-oriented small-capitalization U.S. stocks advanced modestly for the reporting period amid strong economic growth and robust consumer spending. The energy sector was the leading contributor to the Index’s return amid higher prices for energy commodities. As the global economy rebounded following the initial disruptions of the coronavirus pandemic, demand for energy accelerated while supply remained constrained. Consequently, the prices of oil, natural gas, and coal all rose notably during the reporting period. The war in Ukraine drove further gains in oil prices as sanctions on Russia, the world’s third-largest supplier of oil, led to increased uncertainty surrounding supply. The oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending.

The real estate sector was a notable contributor to the Index’s return amid a nationwide rise in both residential and commercial property prices. Despite rising interest rates, borrowing costs were historically low for much of the reporting period, benefiting the sector, which relies heavily on debt financing.

On the downside, the healthcare sector detracted from the Index’s return, as the stocks of many smaller companies in the sector declined. Rising interest rates worked against companies early in the product development process, as investors sought more predictable cash flows as the cost of borrowing increased. The pharmaceuticals, biotechnology, and life sciences industry declined amid stiff competition from companies working to develop new treatments in similar areas. Merger and acquisition activity also slowed significantly, dampening investor interest in smaller companies that could be acquired by larger firms. Additionally, a relative dearth of positive news and muted enthusiasm for stocks with high valuations and minimal earnings pressured the industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	25.4%

Industrials	15.3

Real Estate	11.9

Energy	9.6

Health Care	8.8

Consumer Discretionary	7.1

Information Technology	5.4

Utilities	5.4

Materials	4.5

Communication Services	3.6

Consumer Staples	3.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Ovintiv Inc.	0.9%

AMC Entertainment Holdings Inc., Class A	0.9

Avis Budget Group Inc.	0.8

Chesapeake Energy Corp.	0.6

Tenet Healthcare Corp.	0.6

Antero Resources Corp.	0.5

STAG Industrial Inc.	0.5

Macy’s Inc.	0.5

Range Resources Corp.	0.5

PDC Energy Inc.	0.5

(a)	Excludes money market funds.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	23

Schedule of Investments March 31, 2022	iShares® Russell Top 200 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.7%
Boeing Co. (The)(a)	17,652	$3,380,358
General Dynamics Corp.	8,189	1,975,023
L3Harris Technologies Inc.	6,454	1,603,625
Lockheed Martin Corp.	8,041	3,549,298
Northrop Grumman Corp.	4,847	2,167,675
Raytheon Technologies Corp.	49,465	4,900,498

		17,576,477

Air Freight & Logistics — 0.7%
FedEx Corp.	8,085	1,870,788
United Parcel Service Inc., Class B	23,880	5,121,305

		6,992,093

Automobiles — 3.3%
Ford Motor Co.	130,094	2,199,889
General Motors Co.(a)	45,336	1,982,997
Rivian Automotive Inc., Class A(a)(b)	4,743	238,288
Tesla Inc.(a)	27,505	29,639,388

		34,060,562

Banks — 3.8%
Bank of America Corp.	234,967	9,685,340
Citigroup Inc.	65,579	3,501,919
JPMorgan Chase & Co.	97,030	13,227,130
PNC Financial Services Group Inc. (The)	13,994	2,581,193
Truist Financial Corp.	43,926	2,490,604
U.S. Bancorp	44,223	2,350,452
Wells Fargo & Co.	128,431	6,223,766

		40,060,404

Beverages — 1.8%
Coca-Cola Co. (The)	128,278	7,953,236
Constellation Brands Inc., Class A	5,151	1,186,379
Keurig Dr Pepper Inc.	22,998	871,624
Monster Beverage Corp.(a)	12,389	989,881
PepsiCo Inc.	45,642	7,639,558

		18,640,678

Biotechnology — 2.3%
AbbVie Inc.	58,381	9,464,144
Amgen Inc.	18,491	4,471,494
Biogen Inc.(a)	4,878	1,027,307
Gilead Sciences Inc.	41,701	2,479,124
Moderna Inc.(a)	11,224	1,933,446
Regeneron Pharmaceuticals Inc.(a)	3,387	2,365,549
Vertex Pharmaceuticals Inc.(a)	8,416	2,196,323

		23,937,387

Building Products — 0.1%
Johnson Controls International PLC	23,233	1,523,388

Capital Markets — 3.0%
Bank of New York Mellon Corp. (The)	24,388	1,210,377
BlackRock Inc.(c)	4,717	3,604,590
Blackstone Inc., NVS	23,214	2,946,785
Charles Schwab Corp. (The)	49,723	4,192,146
CME Group Inc.	11,827	2,813,170
Goldman Sachs Group Inc. (The)	10,828	3,574,323
Intercontinental Exchange Inc.	18,336	2,422,552
Moody’s Corp.	5,352	1,805,818
Morgan Stanley	43,801	3,828,208
S&P Global Inc.	11,429	4,687,947

		31,085,916

Security	Shares	Value

Chemicals — 0.8%
Air Products and Chemicals Inc.	7,291	$1,822,094
Dow Inc.	24,255	1,545,528
DuPont de Nemours Inc.	17,002	1,251,007
Ecolab Inc.	8,244	1,455,561
Sherwin-Williams Co. (The)	7,942	1,982,482

		8,056,672

Commercial Services & Supplies — 0.2%
Waste Management Inc.	14,032	2,224,072

Communications Equipment — 0.7%
Cisco Systems Inc.	139,624	7,785,434

Consumer Finance — 0.5%
American Express Co.	20,409	3,816,483
Capital One Financial Corp.	13,612	1,787,119

		5,603,602

Diversified Financial Services — 2.1%
Berkshire Hathaway Inc., Class B(a)	60,613	21,390,934

Diversified Telecommunication Services — 1.2%
AT&T Inc.	235,739	5,570,512
Verizon Communications Inc.	138,785	7,069,708

		12,640,220

Electric Utilities — 1.4%
American Electric Power Co. Inc.	16,517	1,647,901
Constellation Energy Corp.	10,729	603,506
Duke Energy Corp.	25,543	2,852,131
Exelon Corp.	32,182	1,532,829
NextEra Energy Inc.	64,801	5,489,293
Southern Co. (The)	34,859	2,527,626

		14,653,286

Electrical Equipment — 0.4%
Eaton Corp. PLC	13,125	1,991,850
Emerson Electric Co.	19,671	1,928,742

		3,920,592

Energy Equipment & Services — 0.2%
Schlumberger NV	46,122	1,905,300

Entertainment — 1.6%
Activision Blizzard Inc.	25,464	2,039,921
Electronic Arts Inc.	9,257	1,171,103
Netflix Inc.(a)	14,272	5,346,149
Walt Disney Co. (The)(a)	60,000	8,229,600

		16,786,773

Equity Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp.	14,948	3,755,236
Crown Castle International Corp.	14,205	2,622,243
Digital Realty Trust Inc.	9,238	1,309,948
Equinix Inc.	2,964	2,198,162
Prologis Inc.	24,302	3,924,287
Public Storage	4,971	1,940,082

		15,749,958

Food & Staples Retailing — 1.7%
Costco Wholesale Corp.	14,609	8,412,593
Sysco Corp.	16,901	1,379,967
Walgreens Boots Alliance Inc.	23,629	1,057,870
Walmart Inc.	46,709	6,955,904

		17,806,334

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell Top 200 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products — 0.5%
General Mills Inc.	19,985	$1,353,384
Kraft Heinz Co. (The)	22,893	901,756
Mondelez International Inc., Class A	45,654	2,866,158

		5,121,298

Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	57,396	6,793,391
Align Technology Inc.(a)	2,591	1,129,676
Baxter International Inc.	16,573	1,285,071
Becton Dickinson and Co.	9,436	2,509,976
Boston Scientific Corp.(a)	46,773	2,071,576
Edwards Lifesciences Corp.(a)	20,376	2,398,663
Intuitive Surgical Inc.(a)	11,678	3,523,019
Medtronic PLC	44,474	4,934,390
Stryker Corp.	11,501	3,074,792

		27,720,554

Health Care Providers & Services — 3.1%
Anthem Inc.	8,081	3,969,549
Centene Corp.(a)	19,025	1,601,715
Cigna Corp.	10,760	2,578,204
CVS Health Corp.	43,602	4,412,958
HCA Healthcare Inc.	8,089	2,027,265
Humana Inc.	4,251	1,849,908
UnitedHealth Group Inc.	31,087	15,853,437

		32,293,036

Hotels, Restaurants & Leisure — 1.4%
Booking Holdings Inc.(a)	1,352	3,175,104
Las Vegas Sands Corp.(a)	10,893	423,411
Marriott International Inc./MD, Class A(a)	9,014	1,584,211
McDonald’s Corp.	24,679	6,102,623
Starbucks Corp.	38,105	3,466,412

		14,751,761

Household Products — 1.5%
Colgate-Palmolive Co.	27,521	2,086,918
Kimberly-Clark Corp.	11,117	1,369,170
Procter & Gamble Co. (The)	79,528	12,151,878

		15,607,966

Industrial Conglomerates — 1.2%
3M Co.	18,878	2,810,557
General Electric Co.	36,121	3,305,072
Honeywell International Inc.	22,733	4,423,387
Roper Technologies Inc.	3,454	1,631,082

		12,170,098

Insurance — 1.6%
Allstate Corp. (The)	9,266	1,283,434
American International Group Inc.	27,437	1,722,220
Aon PLC, Class A	7,212	2,348,443
Chubb Ltd.	14,163	3,029,466
Marsh & McLennan Companies Inc.	16,859	2,873,111
MetLife Inc.	23,138	1,626,139
Progressive Corp. (The)	19,269	2,196,473
Travelers Companies Inc. (The)	7,977	1,457,637

		16,536,923

Interactive Media & Services — 6.7%
Alphabet Inc., Class A(a)	9,941	27,649,400
Alphabet Inc., Class C, NVS(a)	9,141	25,530,722
Meta Platforms Inc, Class A(a)	76,218	16,947,834

		70,127,956

Security	Shares	Value

Internet & Direct Marketing Retail — 4.6%
Amazon.com Inc.(a)	14,343	$46,757,463
eBay Inc.	20,673	1,183,736

		47,941,199

IT Services — 5.0%
Accenture PLC, Class A	21,015	7,086,888
Automatic Data Processing Inc.	13,907	3,164,399
Block Inc.(a)	15,812	2,144,107
Cognizant Technology Solutions Corp., Class A	17,363	1,556,940
Fidelity National Information Services Inc.	20,102	2,018,643
Fiserv Inc.(a)	19,860	2,013,804
Global Payments Inc.	9,343	1,278,496
International Business Machines Corp.	29,475	3,832,340
Kyndryl Holdings Inc.(a)	7,404	97,140
Mastercard Inc., Class A	28,528	10,195,337
PayPal Holdings Inc.(a)	38,838	4,491,615
Snowflake Inc., Class A(a)	6,702	1,535,629
Twilio Inc., Class A(a)	5,481	903,324
Visa Inc., Class A	54,833	12,160,314

		52,478,976

Life Sciences Tools & Services — 1.5%
Danaher Corp.	20,933	6,140,277
Illumina Inc.(a)	4,810	1,680,614
Thermo Fisher Scientific Inc.	12,981	7,667,227

		15,488,118

Machinery — 1.0%
Caterpillar Inc.	17,890	3,986,250
Deere & Co.	9,222	3,831,372
Illinois Tool Works Inc.	10,361	2,169,593

		9,987,215

Media — 0.9%
Charter Communications Inc., Class A(a)	3,989	2,176,079
Comcast Corp., Class A	148,631	6,958,904

		9,134,983

Metals & Mining — 0.4%
Freeport-McMoRan Inc.	48,248	2,399,856
Newmont Corp.	26,432	2,100,022
Southern Copper Corp.	2,770	210,243

		4,710,121

Multi-Utilities — 0.4%
Dominion Energy Inc.	26,565	2,257,228
Sempra Energy	10,568	1,776,692

		4,033,920

Multiline Retail — 0.5%
Dollar General Corp.	7,704	1,715,141
Target Corp.	15,857	3,365,173

		5,080,314

Oil, Gas & Consumable Fuels — 2.9%
Chevron Corp.	63,929	10,409,559
ConocoPhillips	43,608	4,360,800
EOG Resources Inc.	19,237	2,293,628
Exxon Mobil Corp.	139,943	11,557,892
Kinder Morgan Inc.	64,142	1,212,925

		29,834,804

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	7,545	2,054,654

Pharmaceuticals — 4.6%
Bristol-Myers Squibb Co.	71,946	5,254,216

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2022	iShares® Russell Top 200 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Eli Lilly & Co.	28,010	$8,021,224
Johnson & Johnson	87,068	15,431,062
Merck & Co. Inc.	83,718	6,869,062
Pfizer Inc.	184,478	9,550,426
Zoetis Inc.	15,657	2,952,753

		48,078,743

Road & Rail — 1.2%
CSX Corp.	73,040	2,735,348
Norfolk Southern Corp.	7,924	2,260,083
Uber Technologies Inc.(a)	53,211	1,898,569
Union Pacific Corp.	21,243	5,803,800

		12,697,800

Semiconductors & Semiconductor Equipment — 6.7%
Advanced Micro Devices Inc.(a)	53,959	5,899,877
Analog Devices Inc.	17,370	2,869,177
Applied Materials Inc.	29,362	3,869,912
Broadcom Inc.	13,337	8,398,042
Intel Corp.	133,570	6,619,729
KLA Corp.	5,004	1,831,764
Lam Research Corp.	4,647	2,498,274
Micron Technology Inc.	36,964	2,879,126
NVIDIA Corp.	79,060	21,572,312
NXP Semiconductors NV	8,772	1,623,522
QUALCOMM Inc.	37,276	5,696,518
Texas Instruments Inc.	30,522	5,600,176

		69,358,429

Software — 10.4%
Adobe Inc.(a)	15,565	7,091,725
Atlassian Corp. PLC, Class A(a)	4,607	1,353,675
Autodesk Inc.(a)	7,263	1,556,824
Intuit Inc.	8,770	4,216,967
Microsoft Corp.	249,047	76,783,680
Oracle Corp.	53,152	4,397,265
salesforce.com Inc.(a)	30,903	6,561,325
ServiceNow Inc.(a)	6,612	3,682,157
VMware Inc., Class A	7,358	837,855
Workday Inc., Class A(a)	6,297	1,507,880
Zoom Video Communications Inc., Class A(a)	7,183	842,063

		108,831,416

Specialty Retail — 1.7%
Home Depot Inc. (The)	34,512	10,330,477
Lowe’s Companies Inc.	22,244	4,497,515

Security	Shares	Value

Specialty Retail (continued)
Ross Stores Inc.	11,544	$1,044,270
TJX Companies Inc. (The)	39,397	2,386,670

		18,258,932

Technology Hardware, Storage & Peripherals — 8.6%
Apple Inc.	510,087	89,066,291
Dell Technologies Inc., Class C(a)	8,884	445,888

		89,512,179

Textiles, Apparel & Luxury Goods — 0.5%
Nike Inc., Class B	40,887	5,501,755

Tobacco — 0.8%
Altria Group Inc.	60,425	3,157,206
Philip Morris International Inc.	51,358	4,824,571

		7,981,777

Wireless Telecommunication Services — 0.2%
T-Mobile U.S. Inc.(a)	19,419	2,492,429

Total Common Stocks — 99.8% (Cost: $826,317,695)		1,040,187,438

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	249,953	249,903
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	1,385,000	1,385,000

		1,634,903

Total Short-Term Investments — 0.2% (Cost: $1,634,938)		1,634,903

Total Investments in Securities — 100.0% (Cost: $827,952,633)		1,041,822,341

Other Assets, Less Liabilities — 0.0%		266,887

Net Assets — 100.0%		$1,042,089,228

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period end.

(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell Top 200 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$379,310	$—		$(127,019	)(a)	$(2,353)	$(35)	$249,903	249,953	$4,873	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,115,000	270,000	(a)	—		—	—	1,385,000	1,385,000	377		—
BlackRock Inc.	3,510,438	1,119,975		(1,069,431)		408,450	(364,842)	3,604,590	4,717	78,710		—

						$406,097	$(364,877)	$5,239,493		$83,960		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts

S&P 500 E-Mini Index	8	06/17/22	$1,812	$98,524

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments

Futures contracts

Unrealized appreciation on futures contracts(a)	$98,524

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:

Futures contracts	$195,578

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	$84,855

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,664,789

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2022	iShares® Russell Top 200 ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,040,187,438	$—	$—	$1,040,187,438
Money Market Funds	1,634,903	—	—	1,634,903

	$1,041,822,341	$—	$—	$1,041,822,341

Derivative financial instruments(a)
Assets
Futures Contracts	$98,524	$—	$—	$98,524

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Russell Top 200 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.6%
Lockheed Martin Corp.	57,060	$25,186,284
Northrop Grumman Corp.	3,314	1,482,087

		26,668,371

Air Freight & Logistics — 1.0%
FedEx Corp.	28,623	6,623,076
United Parcel Service Inc., Class B	194,680	41,751,073

		48,374,149

Automobiles — 5.0%
Rivian Automotive Inc., Class A(a)(b)	9,554	479,993
Tesla Inc.(a)	223,622	240,975,067

		241,455,060

Beverages — 2.2%
Coca-Cola Co. (The)	735,809	45,620,158
Monster Beverage Corp.(a)	92,472	7,388,513
PepsiCo Inc.	307,899	51,536,134

		104,544,805

Biotechnology — 2.7%
AbbVie Inc.	474,672	76,949,078
Amgen Inc.	123,573	29,882,423
Moderna Inc.(a)	91,090	15,691,163
Regeneron Pharmaceuticals Inc.(a)	2,903	2,027,513
Vertex Pharmaceuticals Inc.(a)	27,338	7,134,398

		131,684,575

Capital Markets — 1.2%
Blackstone Inc., NVS	188,496	23,927,682
Goldman Sachs Group Inc. (The)	5,427	1,791,452
Moody’s Corp.	41,292	13,932,334
S&P Global Inc.	45,860	18,810,855

		58,462,323

Chemicals — 0.6%
Dow Inc.	14,469	921,965
Ecolab Inc.	59,077	10,430,635
Sherwin-Williams Co. (The)	64,646	16,136,934

		27,489,534

Commercial Services & Supplies — 0.1%
Waste Management Inc.	18,050	2,860,925

Consumer Finance — 0.4%
American Express Co.	105,396	19,709,052

Entertainment — 1.0%
Netflix Inc.(a)	115,940	43,429,965
Walt Disney Co. (The)(a)	24,875	3,411,855

		46,841,820

Equity Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.	121,031	30,405,408
Crown Castle International Corp.	115,896	21,394,402
Equinix Inc.	16,975	12,588,999
Public Storage	30,921	12,067,848

		76,456,657

Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	111,032	63,937,777
Sysco Corp.	137,427	11,220,915

		75,158,692

Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	232,869	27,562,375

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Align Technology Inc.(a)	21,150	$9,221,400
Edwards Lifesciences Corp.(a)	166,205	19,565,653
Intuitive Surgical Inc.(a)	94,980	28,653,566
Stryker Corp.	39,994	10,692,396

		95,695,390

Health Care Providers & Services — 0.5%
HCA Healthcare Inc.	65,813	16,494,054
UnitedHealth Group Inc.	17,461	8,904,586

		25,398,640

Hotels, Restaurants & Leisure — 1.6%
Booking Holdings Inc.(a)	10,987	25,802,420
Las Vegas Sands Corp.(a)	88,727	3,448,819
Marriott International Inc./MD, Class A(a)	72,981	12,826,411
McDonald’s Corp.	35,723	8,833,583
Starbucks Corp.	309,468	28,152,304

		79,063,537

Household Products — 0.3%
Colgate-Palmolive Co.	118,767	9,006,102
Kimberly-Clark Corp.	45,525	5,606,859

		14,612,961

Industrial Conglomerates — 0.2%
3M Co.	22,014	3,277,445
Honeywell International Inc.	39,797	7,743,700

		11,021,145

Insurance — 0.3%
Aon PLC, Class A	34,608	11,269,403
Marsh & McLennan Companies Inc.	16,051	2,735,411

		14,004,814

Interactive Media & Services — 10.6%
Alphabet Inc., Class A(a)	69,573	193,506,864
Alphabet Inc., Class C, NVS(a)	63,991	178,726,223
Meta Platforms Inc, Class A(a)	619,676	137,791,155

		510,024,242

Internet & Direct Marketing Retail — 8.1%
Amazon.com Inc.(a)	116,619	380,172,109
eBay Inc.	168,283	9,635,885

		389,807,994

IT Services — 6.7%
Accenture PLC, Class A	137,257	46,287,178
Automatic Data Processing Inc.	103,902	23,641,861
Block Inc.(a)(b)	128,977	17,489,281
Fiserv Inc.(a)(b)	10,923	1,107,592
Mastercard Inc., Class A	231,929	82,886,786
PayPal Holdings Inc.(a)	316,105	36,557,544
Snowflake Inc., Class A(a)	51,194	11,730,081
Twilio Inc., Class A(a)	12,584	2,073,969
Visa Inc., Class A	445,808	98,866,840

		320,641,132

Life Sciences Tools & Services — 0.5%
Danaher Corp.	8,893	2,608,584
Illumina Inc.(a)	39,021	13,633,937
Thermo Fisher Scientific Inc.	9,530	5,628,895

		21,871,416

Machinery — 1.6%
Caterpillar Inc.	125,464	27,955,888
Deere & Co.	75,007	31,162,408

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2022	iShares® Russell Top 200 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Illinois Tool Works Inc.	75,904	$15,894,298

		75,012,594

Media — 0.3%
Charter Communications Inc., Class A(a)	30,658	16,724,552

Metals & Mining — 0.1%
Freeport-McMoRan Inc.	115,041	5,722,139
Southern Copper Corp.	20,604	1,563,844

		7,285,983

Multiline Retail — 0.4%
Dollar General Corp.	26,964	6,002,995
Target Corp.	57,698	12,244,670

		18,247,665

Oil, Gas & Consumable Fuels — 0.0%
EOG Resources Inc.	18,662	2,225,070

Personal Products — 0.3%
Estee Lauder Companies Inc. (The), Class A	61,584	16,770,555

Pharmaceuticals — 1.5%
Eli Lilly & Co.	179,805	51,490,758
Zoetis Inc.	121,067	22,832,025

		74,322,783

Road & Rail — 0.9%
Uber Technologies Inc.(a)	369,576	13,186,472
Union Pacific Corp.	108,935	29,762,131

		42,948,603

Semiconductors & Semiconductor Equipment — 9.3%
Advanced Micro Devices Inc.(a)	438,646	47,961,554
Analog Devices Inc.	56,171	9,278,326
Applied Materials Inc.	238,442	31,426,656
Broadcom Inc.	108,425	68,273,054
KLA Corp.	40,792	14,932,319
Lam Research Corp.	37,834	20,339,937
Micron Technology Inc.	41,490	3,231,656
NVIDIA Corp.	642,773	175,387,041
NXP Semiconductors NV	21,850	4,043,998
QUALCOMM Inc.	302,850	46,281,537
Texas Instruments Inc.	153,559	28,175,005

		449,331,083

Software — 17.3%
Adobe Inc.(a)	126,542	57,655,066
Atlassian Corp. PLC, Class A(a)	37,477	11,011,867
Autodesk Inc.(a)	58,872	12,619,213
Intuit Inc.	71,398	34,331,014
Microsoft Corp.	2,024,835	624,276,879
Oracle Corp.	404,223	33,441,369

Security	Shares	Value

Software (continued)
salesforce.com Inc.(a)	48,292	$10,253,358
ServiceNow Inc.(a)	53,691	29,899,981
VMware Inc., Class A	22,228	2,531,102
Workday Inc., Class A(a)	51,563	12,347,276
Zoom Video Communications Inc., Class A(a)	58,480	6,855,610

		835,222,735

Specialty Retail — 3.1%
Home Depot Inc. (The)	280,603	83,992,896
Lowe’s Companies Inc.	180,970	36,590,324
Ross Stores Inc.	94,015	8,504,597
TJX Companies Inc. (The)	320,862	19,437,820

		148,525,637

Technology Hardware, Storage & Peripherals — 15.1%
Apple Inc.	4,147,182	724,139,449
Dell Technologies Inc., Class C(a)	34,793	1,746,261

		725,885,710

Textiles, Apparel & Luxury Goods — 0.9%
Nike Inc., Class B	332,568	44,750,350

Tobacco — 0.3%
Altria Group Inc.	272,836	14,255,681

Total Common Stocks — 99.9% (Cost: $3,486,157,968)		4,813,356,235

Short-Term Investments

Money Market Funds — 0.3%

BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	8,928,316	8,926,531
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	6,166,000	6,166,000

		15,092,531

Total Short-Term Investments — 0.3% (Cost: $15,091,337)		15,092,531

Total Investments in Securities — 100.2% (Cost: $3,501,249,305)		4,828,448,766

Other Assets, Less Liabilities — (0.2)%		(8,076,784)

Net Assets — 100.0%		$4,820,371,982

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell Top 200 Growth ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$10,766,773	$—		$(1,841,643	)(a)	$207	$1,194	$8,926,531	8,928,316	$26,293	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,416,000	1,750,000	(a)	—		—	—	6,166,000	6,166,000	1,434		—

						$207	$1,194	$15,092,531		$27,727		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Technology Select Sector Index	7	06/17/22	$1,122	$90,493
Nasdaq 100 E-Mini Index	16	06/17/22	4,758	411,643

				$502,136

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$502,136

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$269,740

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$454,262

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,320,912

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2022	iShares® Russell Top 200 Growth ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$4,813,356,235	$—	$—	$4,813,356,235
Money Market Funds	15,092,531	—	—	15,092,531

	$4,828,448,766	$—	$—	$4,828,448,766

Derivative financial instruments(a)
Assets
Futures Contracts	$502,136	$—	$—	$502,136

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Russell Top 200 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.2%
Boeing Co. (The)(a)	50,732	$9,715,178
General Dynamics Corp.	23,605	5,693,054
L3Harris Technologies Inc.	18,511	4,599,428
Lockheed Martin Corp.	2,909	1,284,033
Northrop Grumman Corp.	12,648	5,656,438
Raytheon Technologies Corp.	141,815	14,049,612

		40,997,743

Air Freight & Logistics — 0.2%
FedEx Corp.	13,065	3,023,110

Automobiles — 1.0%
Ford Motor Co.	370,617	6,267,133
General Motors Co.(a)	130,225	5,696,042
Rivian Automotive Inc., Class A(a)(b)	10,736	539,377

		12,502,552

Banks — 8.9%
Bank of America Corp.	673,642	27,767,523
Citigroup Inc.	187,959	10,037,011
JPMorgan Chase & Co.	278,179	37,921,361
PNC Financial Services Group Inc. (The)	40,192	7,413,415
Truist Financial Corp.	125,612	7,122,200
U.S. Bancorp	127,147	6,757,863
Wells Fargo & Co.	368,410	17,853,149

		114,872,522

Beverages — 1.3%
Coca-Cola Co. (The)	108,141	6,704,742
Constellation Brands Inc., Class A	14,767	3,401,135
Keurig Dr Pepper Inc.	66,262	2,511,330
Monster Beverage Corp.(a)	2,512	200,709
PepsiCo Inc.	22,295	3,731,737

		16,549,653

Biotechnology — 1.7%
Amgen Inc.	9,393	2,271,415
Biogen Inc.(a)	13,813	2,909,018
Gilead Sciences Inc.	118,927	7,070,210
Regeneron Pharmaceuticals Inc.(a)	8,637	6,032,254
Vertex Pharmaceuticals Inc.(a)	14,450	3,771,016

		22,053,913

Building Products — 0.3%
Johnson Controls International PLC	66,316	4,348,340

Capital Markets — 5.3%
Bank of New York Mellon Corp. (The)	70,023	3,475,242
BlackRock Inc.(c)	13,544	10,349,918
Charles Schwab Corp. (The)	142,484	12,012,826
CME Group Inc.	33,957	8,077,012
Goldman Sachs Group Inc. (The)	29,150	9,622,415
Intercontinental Exchange Inc.	52,666	6,958,232
Moody’s Corp.	788	265,879
Morgan Stanley	125,265	10,948,161
S&P Global Inc.	16,679	6,841,392

		68,551,077

Chemicals — 1.0%
Air Products and Chemicals Inc.	20,935	5,231,866
Dow Inc.	64,555	4,113,444
DuPont de Nemours Inc.	48,483	3,567,379

Security	Shares	Value

Chemicals (continued)
Ecolab Inc.	2,889	$510,082

		13,422,771

Commercial Services & Supplies — 0.4%
Waste Management Inc.	33,678	5,337,963

Communications Equipment — 1.7%
Cisco Systems Inc.	400,362	22,324,185

Consumer Finance — 0.7%
American Express Co.	21,194	3,963,278
Capital One Financial Corp.	38,888	5,105,606

		9,068,884

Diversified Financial Services — 4.8%
Berkshire Hathaway Inc., Class B(a)	173,776	61,327,288

Diversified Telecommunication Services — 2.8%
AT&T Inc.	676,728	15,991,083
Verizon Communications Inc.	398,068	20,277,584

		36,268,667

Electric Utilities — 3.3%
American Electric Power Co. Inc.	47,472	4,736,281
Constellation Energy Corp.	30,963	1,741,669
Duke Energy Corp.	72,886	8,138,451
Exelon Corp.	92,439	4,402,870
NextEra Energy Inc.	185,779	15,737,339
Southern Co. (The)	100,198	7,265,357

		42,021,967

Electrical Equipment — 0.9%
Eaton Corp. PLC	37,708	5,722,566
Emerson Electric Co.	56,602	5,549,826

		11,272,392

Energy Equipment & Services — 0.4%
Schlumberger NV	132,720	5,482,663

Entertainment — 2.5%
Activision Blizzard Inc.	73,275	5,870,060
Electronic Arts Inc.	26,432	3,343,912
Walt Disney Co. (The)(a)	163,242	22,390,273

		31,604,245

Equity Real Estate Investment Trusts (REITs) — 1.4%
Digital Realty Trust Inc.	26,621	3,774,858
Equinix Inc.	2,472	1,833,285
Prologis Inc.	69,824	11,275,179
Public Storage	3,337	1,302,364

		18,185,686

Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	2,733	1,573,798
Walgreens Boots Alliance Inc.	67,793	3,035,093
Walmart Inc.	133,990	19,953,791

		24,562,682

Food Products — 1.1%
General Mills Inc.	57,248	3,876,835
Kraft Heinz Co. (The)	65,641	2,585,599
Mondelez International Inc., Class A	130,555	8,196,243

		14,658,677

Health Care Equipment & Supplies — 3.6%
Abbott Laboratories	82,276	9,738,188
Baxter International Inc.	47,669	3,696,254
Becton Dickinson and Co.	27,033	7,190,778

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2022	iShares® Russell Top 200 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Boston Scientific Corp.(a)	134,363	$5,950,937
Medtronic PLC	127,196	14,112,396
Stryker Corp.	18,923	5,059,064

		45,747,617

Health Care Providers & Services — 6.5%
Anthem Inc.	23,204	11,398,269
Centene Corp.(a)	54,865	4,619,084
Cigna Corp.	30,827	7,386,458
CVS Health Corp.	124,692	12,620,077
Humana Inc.	12,213	5,314,731
UnitedHealth Group Inc.	82,976	42,315,271

		83,653,890

Hotels, Restaurants & Leisure — 1.1%
McDonald’s Corp.	58,159	14,381,558

Household Products — 3.1%
Colgate-Palmolive Co.	37,097	2,813,065
Kimberly-Clark Corp.	15,894	1,957,505
Procter & Gamble Co. (The)	228,002	34,838,706

		39,609,276

Industrial Conglomerates — 2.4%
3M Co.	46,104	6,863,963
General Electric Co.	103,456	9,466,224
Honeywell International Inc.	50,967	9,917,159
Roper Technologies Inc.	9,930	4,689,244

		30,936,590

Insurance — 3.3%
Allstate Corp. (The)	26,605	3,685,058
American International Group Inc.	78,601	4,933,785
Aon PLC, Class A	8,498	2,767,204
Chubb Ltd.	40,615	8,687,548
Marsh & McLennan Companies Inc.	42,444	7,233,306
MetLife Inc.	66,067	4,643,189
Progressive Corp. (The)	55,330	6,307,067
Travelers Companies Inc. (The)	22,768	4,160,397

		42,417,554

Interactive Media & Services — 1.6%
Alphabet Inc., Class A(a)	3,962	11,019,709
Alphabet Inc., Class C, NVS(a)	3,644	10,177,655

		21,197,364

IT Services — 2.9%
Accenture PLC, Class A	11,834	3,990,780
Automatic Data Processing Inc.	3,200	728,128
Cognizant Technology Solutions Corp., Class A	49,980	4,481,707
Fidelity National Information Services Inc.	57,590	5,783,188
Fiserv Inc.(a)	52,803	5,354,224
Global Payments Inc.	26,705	3,654,312
International Business Machines Corp.	84,661	11,007,623
Kyndryl Holdings Inc.(a)	21,198	278,118
Snowflake Inc., Class A(a)	1,095	250,897
Twilio Inc., Class A(a)(b)	11,296	1,861,694

		37,390,671

Life Sciences Tools & Services — 2.8%
Danaher Corp.	56,945	16,703,677
Thermo Fisher Scientific Inc.	33,874	20,007,678

		36,711,355

Machinery — 0.2%
Caterpillar Inc.	7,094	1,580,685

Security	Shares	Value

Machinery (continued)
Illinois Tool Works Inc.	3,035	$635,529

		2,216,214

Media — 1.6%
Charter Communications Inc., Class A(a)	610	332,767
Comcast Corp., Class A	426,318	19,960,209

		20,292,976

Metals & Mining — 0.9%
Freeport-McMoRan Inc.	98,123	4,880,638
Newmont Corp.	76,059	6,042,888
Southern Copper Corp.	697	52,902

		10,976,428

Multi-Utilities — 0.9%
Dominion Energy Inc.	76,283	6,481,766
Sempra Energy	30,331	5,099,248

		11,581,014

Multiline Retail — 0.6%
Dollar General Corp.	12,580	2,800,685
Target Corp.	25,018	5,309,320

		8,110,005

Oil, Gas & Consumable Fuels — 6.6%
Chevron Corp.	183,280	29,843,483
ConocoPhillips	124,997	12,499,700
EOG Resources Inc.	48,749	5,812,343
Exxon Mobil Corp.	401,209	33,135,851
Kinder Morgan Inc.	183,939	3,478,287

		84,769,664

Pharmaceuticals — 8.7%
Bristol-Myers Squibb Co.	206,592	15,087,414
Eli Lilly & Co.	16,866	4,829,916
Johnson & Johnson	249,621	44,240,330
Merck & Co. Inc.	240,013	19,693,067
Pfizer Inc.	528,886	27,380,428
Zoetis Inc.	2,311	435,831

		111,666,986

Road & Rail — 1.6%
CSX Corp.	209,384	7,841,431
Norfolk Southern Corp.	22,656	6,461,944
Uber Technologies Inc.(a)	21,800	777,824
Union Pacific Corp.	22,407	6,121,817

		21,203,016

Semiconductors & Semiconductor Equipment — 3.1%
Analog Devices Inc.	29,854	4,931,284
Intel Corp.	382,935	18,978,258
Micron Technology Inc.	91,489	7,126,078
NXP Semiconductors NV	17,322	3,205,956
Texas Instruments Inc.	33,252	6,101,077

		40,342,653

Software — 1.4%
Oracle Corp.	10,425	862,460
salesforce.com Inc.(a)	71,581	15,198,078
VMware Inc., Class A	13,255	1,509,347

		17,569,885

Technology Hardware, Storage & Peripherals — 0.1%
Dell Technologies Inc., Class C(a)	13,272	666,122

Tobacco — 1.4%
Altria Group Inc.	76,545	3,999,476

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell Top 200 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Tobacco (continued)
Philip Morris International Inc.	147,521	$13,858,123

		17,857,599

Wireless Telecommunication Services — 0.6%
T-Mobile U.S. Inc.(a)	55,806	7,162,700

Total Common Stocks — 99.8% (Cost: $1,081,481,669)		1,284,898,117

Short-Term Investments

Money Market Funds — 0.2%

BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	1,179,006	1,178,770

BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	1,740,000	1,740,000

		2,918,770

Total Short-Term Investments — 0.2% (Cost: $2,918,965)		2,918,770

Total Investments in Securities — 100.0% (Cost: $1,084,400,634)		1,287,816,887

Other Assets, Less Liabilities — (0.0)%		(94,222)

Net Assets — 100.0%		$1,287,722,665

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period end.

(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$144,852	$1,038,344	(a)	$—	$(4,231)	$(195)	$1,178,770	1,179,006	$2,459	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,620,000	120,000	(a)	—	—	—	1,740,000	1,740,000	479		—
BlackRock Inc.	10,425,759	4,262,295		(4,496,886)	1,497,807	(1,339,057)	10,349,918	13,544	225,333		—

					$1,493,576	$(1,339,252)	$13,268,688		$228,271		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
DIJA Mini e-CBOT Index	7	06/17/22	$1,212	$44,147
E-Mini Consumer Staples Index	8	06/17/22	609	27,942

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2022	iShares® Russell Top 200 Value ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

E-Mini Financials Select Sector Index	6	06/17/22	$708	$24,041

				$96,130

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$96,130

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$305,393

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$78,971

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,312,295

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,284,898,117	$—	$—	$1,284,898,117
Money Market Funds	2,918,770	—	—	2,918,770

	$1,287,816,887	$—	$—	$1,287,816,887

Derivative financial instruments(a)
Assets
Futures Contracts	$96,130	$—	$—	$96,130

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
Axon Enterprise Inc.(a)	45,058	$6,205,838
Boeing Co. (The)(a)	383,981	73,532,361
BWX Technologies Inc.	65,958	3,552,498
Curtiss-Wright Corp.	28,886	4,337,522
General Dynamics Corp.	178,188	42,975,382
HEICO Corp.	31,616	4,854,321
HEICO Corp., Class A	54,978	6,972,860
Hexcel Corp.	61,225	3,641,051
Howmet Aerospace Inc.	273,575	9,832,285
Huntington Ingalls Industries Inc.	28,174	5,619,023
L3Harris Technologies Inc.	140,645	34,946,063
Lockheed Martin Corp.	174,471	77,011,499
Mercury Systems Inc.(a)	40,202	2,591,019
Northrop Grumman Corp.	105,131	47,016,686
Raytheon Technologies Corp.	1,074,707	106,471,222
Spirit AeroSystems Holdings Inc., Class A	78,012	3,814,007
Textron Inc.	161,588	12,018,915
TransDigm Group Inc.(a)	37,821	24,641,894
Virgin Galactic Holdings Inc.(a)(b)	127,917	1,263,820
Woodward Inc.	44,604	5,571,486

		476,869,752

Air Freight & Logistics — 0.6%
CH Robinson Worldwide Inc.	92,317	9,943,464
Expeditors International of Washington Inc.	119,266	12,303,481
FedEx Corp.	175,975	40,718,855
GXO Logistics Inc.(a)	69,104	4,929,879
United Parcel Service Inc., Class B	519,589	111,431,057

		179,326,736

Airlines — 0.2%
Alaska Air Group Inc.(a)(b)	86,529	5,019,547
American Airlines Group Inc.(a)(b)	445,754	8,135,010
Copa Holdings SA, Class A, NVS(a)(b)	22,552	1,886,249
Delta Air Lines Inc.(a)	456,441	18,061,370
JetBlue Airways Corp.(a)	226,487	3,385,981
Southwest Airlines Co.(a)	422,167	19,335,249
United Airlines Holdings Inc.(a)(b)	238,255	11,045,502

		66,868,908

Auto Components — 0.2%
Aptiv PLC(a)	194,067	23,231,761
BorgWarner Inc.	176,999	6,885,261
Gentex Corp.	177,530	5,178,550
Lear Corp.	43,856	6,253,427
QuantumScape Corp.(a)(b)	174,716	3,492,573

		45,041,572

Automobiles — 2.5%
Ford Motor Co.	2,808,600	47,493,426
General Motors Co.(a)	985,514	43,106,382
Harley-Davidson Inc.	107,170	4,222,498
Rivian Automotive Inc., Class A(a)(b)	109,005	5,476,411
Tesla Inc.(a)	597,561	643,931,734
Thor Industries Inc.	39,557	3,113,136

		747,343,587

Banks — 3.7%
Bank of America Corp.	5,105,002	210,428,182
Bank of Hawaii Corp.	27,394	2,298,904
Bank OZK	80,911	3,454,900
BOK Financial Corp.	21,569	2,026,408

Security	Shares	Value

Banks (continued)
Citigroup Inc.	1,424,396	$76,062,746
Citizens Financial Group Inc.	302,901	13,730,502
Comerica Inc.	95,032	8,593,744
Commerce Bancshares Inc.	81,308	5,820,840
Cullen/Frost Bankers Inc.	40,546	5,611,972
East West Bancorp. Inc.	101,869	8,049,688
Fifth Third Bancorp	485,710	20,904,958
First Citizens BancShares Inc./NC, Class A	9,072	6,038,323
First Hawaiian Inc.	81,929	2,285,000
First Horizon Corp.	391,220	9,189,758
First Republic Bank/CA	128,082	20,762,092
FNB Corp.	245,609	3,057,832
Huntington Bancshares Inc./OH	1,031,504	15,080,588
JPMorgan Chase & Co.	2,108,101	287,376,328
KeyCorp	670,539	15,006,663
M&T Bank Corp.	92,290	15,643,155
PacWest Bancorp	83,265	3,591,219
People’s United Financial Inc.	303,929	6,075,541
Pinnacle Financial Partners Inc.	52,835	4,865,047
PNC Financial Services Group Inc. (The)	304,460	56,157,647
Popular Inc.	56,650	4,630,571
Prosperity Bancshares Inc.	62,692	4,349,571
Regions Financial Corp.	692,276	15,410,064
Signature Bank/New York NY	44,127	12,950,833
SVB Financial Group(a)	40,505	22,660,522
Synovus Financial Corp.	103,580	5,075,420
Truist Financial Corp.	954,594	54,125,480
U.S. Bancorp	967,237	51,408,647
Umpqua Holdings Corp.	163,366	3,081,083
Webster Financial Corp.	123,918	6,954,278
Wells Fargo & Co.	2,791,880	135,294,505
Western Alliance Bancorp	76,922	6,370,680
Wintrust Financial Corp.	40,507	3,764,316
Zions Bancorp. N.A	106,048	6,952,507

		1,135,140,514

Beverages — 1.4%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	6,052	2,351,020
Brown-Forman Corp., Class A	32,999	2,070,357
Brown-Forman Corp., Class B, NVS	131,445	8,809,444
Coca-Cola Co. (The)	2,787,497	172,824,814
Constellation Brands Inc., Class A	111,680	25,722,138
Keurig Dr Pepper Inc.	498,403	18,889,474
Molson Coors Beverage Co., Class B	126,864	6,772,000
Monster Beverage Corp.(a)	269,529	21,535,367
PepsiCo Inc.	991,944	166,031,587

		425,006,201

Biotechnology — 2.1%
AbbVie Inc.	1,268,432	205,625,512
Alnylam Pharmaceuticals Inc.(a)	86,154	14,068,087
Amgen Inc.	401,420	97,071,384
Biogen Inc.(a)	105,229	22,161,227
BioMarin Pharmaceutical Inc.(a)	128,880	9,936,648
CureVac NV(a)(b)	25,992	509,703
Exact Sciences Corp.(a)(b)	125,293	8,760,487
Exelixis Inc.(a)	221,393	5,018,979
Gilead Sciences Inc.	899,920	53,500,244
Horizon Therapeutics PLC(a)	155,608	16,371,518
Incyte Corp.(a)	133,900	10,634,338
Ionis Pharmaceuticals Inc.(a)(b)	97,644	3,616,734

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Iovance Biotherapeutics Inc.(a)(b)	106,510	$1,773,392
Mirati Therapeutics Inc.(a)	29,865	2,455,500
Moderna Inc.(a)	243,992	42,030,062
Natera Inc.(a)(b)	66,250	2,695,050
Neurocrine Biosciences Inc.(a)	65,168	6,109,500
Novavax Inc.(a)(b)	54,210	3,992,566
Regeneron Pharmaceuticals Inc.(a)	73,555	51,372,283
Sage Therapeutics Inc.(a)	40,912	1,354,187
Sarepta Therapeutics Inc.(a)(b)	58,691	4,584,941
Seagen Inc.(a)	95,224	13,717,017
Ultragenyx Pharmaceutical Inc.(a)(b)	45,414	3,297,965
United Therapeutics Corp.(a)	31,023	5,565,836
Vertex Pharmaceuticals Inc.(a)	182,500	47,627,025

		633,850,185

Building Products — 0.5%
A O Smith Corp.	92,997	5,941,578
Advanced Drainage Systems Inc.(b)	44,122	5,242,135
Allegion PLC	62,364	6,846,320
Armstrong World Industries Inc.	32,541	2,929,015
AZEK Co. Inc. (The)(a)(b)	72,207	1,793,622
Builders FirstSource Inc.(a)	135,416	8,739,749
Carlisle Companies Inc.	37,817	9,299,957
Carrier Global Corp.	613,713	28,151,015
Fortune Brands Home & Security Inc.	100,204	7,443,153
Hayward Holdings Inc.(a)(b)	23,896	397,152
Johnson Controls International PLC	503,451	33,011,282
Lennox International Inc.	23,080	5,951,409
Masco Corp.	175,555	8,953,305
Owens Corning	71,386	6,531,819
Trane Technologies PLC	167,035	25,506,244
Trex Co. Inc.(a)(b)	85,285	5,571,669

		162,309,424

Capital Markets — 3.1%
Affiliated Managers Group Inc.	28,134	3,965,487
Ameriprise Financial Inc.	80,032	24,038,411
Ares Management Corp., Class A	101,921	8,279,043
Bank of New York Mellon Corp. (The)	530,056	26,306,679
BlackRock Inc.(c)	102,665	78,453,513
Blackstone Inc., NVS	504,535	64,045,673
Carlyle Group Inc. (The)	111,122	5,434,977
Cboe Global Markets Inc.	75,686	8,659,992
Charles Schwab Corp. (The)	1,079,773	91,035,662
CME Group Inc.	258,014	61,371,210
Evercore Inc., Class A	27,214	3,029,462
FactSet Research Systems Inc.	27,012	11,727,260
Franklin Resources Inc.	202,106	5,642,799
Goldman Sachs Group Inc. (The)	235,249	77,655,695
Interactive Brokers Group Inc., Class A	57,472	3,787,979
Intercontinental Exchange Inc.	400,811	52,955,149
Invesco Ltd.	229,165	5,284,545
Janus Henderson Group PLC	122,635	4,294,678
Jefferies Financial Group Inc.	161,161	5,294,139
KKR & Co. Inc.	398,297	23,288,426
Lazard Ltd., Class A	71,562	2,468,889
LPL Financial Holdings Inc.	56,668	10,352,110
MarketAxess Holdings Inc.	26,809	9,120,422
Moody’s Corp.	116,440	39,288,020
Morgan Stanley	948,709	82,917,167
Morningstar Inc.	15,837	4,326,193

Security	Shares	Value

Capital Markets (continued)
MSCI Inc.	56,880	$28,603,814
Nasdaq Inc.	84,960	15,139,872
Northern Trust Corp.	149,478	17,406,713
Raymond James Financial Inc.	132,422	14,554,502
S&P Global Inc.	248,820	102,060,988
SEI Investments Co.	77,715	4,679,220
State Street Corp.	261,264	22,761,320
Stifel Financial Corp.	72,614	4,930,491
T Rowe Price Group Inc.	164,151	24,817,990
Tradeweb Markets Inc., Class A	74,688	6,562,835
Virtu Financial Inc., Class A	60,532	2,253,001

		956,794,326

Chemicals — 1.3%
Air Products and Chemicals Inc.	158,684	39,656,718
Albemarle Corp.	82,158	18,169,242
Ashland Global Holdings Inc.	34,428	3,388,059
Axalta Coating Systems Ltd.(a)	135,389	3,327,862
Celanese Corp.	78,318	11,189,293
CF Industries Holdings Inc.	153,333	15,802,499
Chemours Co. (The)	113,476	3,572,224
Corteva Inc.	521,053	29,950,126
Diversey Holdings Ltd.(a)	54,937	415,873
Dow Inc.	529,871	33,763,380
DuPont de Nemours Inc.	369,520	27,189,282
Eastman Chemical Co.	98,508	11,038,806
Ecolab Inc.	179,412	31,676,983
Element Solutions Inc.	165,589	3,626,399
FMC Corp.	92,879	12,220,090
Huntsman Corp.	149,184	5,595,892
International Flavors & Fragrances Inc.	184,612	24,245,094
LyondellBasell Industries NV, Class A	186,249	19,150,122
Mosaic Co. (The)	262,570	17,460,905
NewMarket Corp.	3,775	1,224,535
Olin Corp.	97,542	5,099,496
PPG Industries Inc.	168,062	22,027,886
RPM International Inc.	94,627	7,706,423
Scotts Miracle-Gro Co. (The)	29,280	3,600,269
Sherwin-Williams Co. (The)	173,340	43,269,131
Valvoline Inc.	133,961	4,227,809
Westlake Chemical Corp.	23,724	2,927,542

		401,521,940

Commercial Services & Supplies — 0.4%
Cintas Corp.	62,602	26,630,265
Clean Harbors Inc.(a)	36,170	4,038,019
Copart Inc.(a)	148,818	18,672,194
Driven Brands Holdings Inc.(a)(b)	46,684	1,226,856
IAA Inc.(a)	96,390	3,686,917
MSA Safety Inc.	26,237	3,481,650
Republic Services Inc.	149,776	19,845,320
Rollins Inc.	156,465	5,484,098
Stericycle Inc.(a)	64,615	3,807,116
Waste Management Inc.	302,944	48,016,624

		134,889,059

Communications Equipment — 0.8%
Arista Networks Inc.(a)	171,681	23,860,225
Ciena Corp.(a)	107,588	6,523,061
Cisco Systems Inc.	3,034,040	169,178,070
CommScope Holding Co. Inc.(a)(b)	143,561	1,131,261
F5 Inc.(a)	43,993	9,192,337

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Juniper Networks Inc.	228,642	$8,496,337
Lumentum Holdings Inc.(a)(b)	54,245	5,294,312
Motorola Solutions Inc.	118,265	28,643,783
Ubiquiti Inc.	3,574	1,040,606
Viasat Inc.(a)(b)	55,596	2,713,085

		256,073,077

Construction & Engineering — 0.1%
AECOM	93,748	7,200,784
MasTec Inc.(a)	43,195	3,762,285
MDU Resources Group Inc.	149,308	3,979,058
Quanta Services Inc.	99,499	13,095,063
Valmont Industries Inc.	15,245	3,637,457

		31,674,647

Construction Materials — 0.1%
Eagle Materials Inc.	27,633	3,546,972
Martin Marietta Materials Inc.	44,183	17,005,595
Vulcan Materials Co.	95,725	17,584,682

		38,137,249

Consumer Finance — 0.6%
Ally Financial Inc.	240,902	10,474,419
American Express Co.	441,938	82,642,406
Capital One Financial Corp.	295,764	38,830,856
Credit Acceptance Corp.(a)(b)	5,159	2,839,359
Discover Financial Services	206,970	22,806,024
OneMain Holdings Inc.	73,550	3,487,005
SLM Corp.	193,991	3,561,675
Synchrony Financial	374,058	13,020,959
Upstart Holdings Inc.(a)(b)	34,345	3,746,696

		181,409,399

Containers & Packaging — 0.4%
Amcor PLC	1,082,070	12,259,853
AptarGroup Inc.	46,456	5,458,580
Ardagh Group SA(a)	12,001	201,677
Ardagh Metal Packaging SA(a)(b)	64,028	520,547
Avery Dennison Corp.	60,272	10,485,520
Ball Corp.	228,131	20,531,790
Berry Global Group Inc.(a)	99,303	5,755,602
Crown Holdings Inc.	88,235	11,037,316
Graphic Packaging Holding Co.	194,474	3,897,259
International Paper Co.	283,136	13,066,726
Packaging Corp. of America	67,299	10,506,047
Sealed Air Corp.	110,053	7,369,149
Silgan Holdings Inc.	57,491	2,657,809
Sonoco Products Co.	74,003	4,629,628
Westrock Co.	182,627	8,588,948

		116,966,451

Distributors — 0.1%
Genuine Parts Co.	101,075	12,737,472
LKQ Corp.	192,728	8,751,778
Pool Corp.	27,960	11,822,886

		33,312,136

Diversified Consumer Services — 0.1%
ADT Inc.	102,181	775,554
Bright Horizons Family Solutions Inc.(a)(b)	43,188	5,730,616
Chegg Inc.(a)(b)	93,860	3,405,241
frontdoor Inc.(a)	59,052	1,762,702
Grand Canyon Education Inc.(a)(b)	29,410	2,856,005
H&R Block Inc.	114,890	2,991,736

Security	Shares	Value

Diversified Consumer Services (continued)
Mister Car Wash Inc.(a)(b)	54,902	$812,001
Service Corp. International	119,314	7,853,247
Terminix Global Holdings Inc.(a)	85,048	3,880,740

		30,067,842

Diversified Financial Services — 1.6%
Apollo Global Management Inc.	264,812	16,415,696
Berkshire Hathaway Inc., Class B(a)	1,316,903	464,748,238
Equitable Holdings Inc.	243,668	7,531,778
Voya Financial Inc.	75,250	4,992,837

		493,688,549

Diversified Telecommunication Services — 0.9%
AT&T Inc.	5,128,398	121,184,045
Lumen Technologies Inc.	756,507	8,525,834
Verizon Communications Inc.	3,016,648	153,668,049

		283,377,928

Electric Utilities — 1.7%
Alliant Energy Corp.	181,486	11,339,245
American Electric Power Co. Inc.	359,141	35,831,498
Avangrid Inc.	40,884	1,910,918
Constellation Energy Corp.	233,989	13,161,881
Duke Energy Corp.	551,258	61,553,468
Edison International	265,962	18,643,936
Entergy Corp.	144,149	16,829,396
Evergy Inc.	163,762	11,191,495
Eversource Energy	244,509	21,563,249
Exelon Corp.	701,978	33,435,212
FirstEnergy Corp.	391,815	17,968,636
Hawaiian Electric Industries Inc.	73,065	3,091,380
IDACORP Inc.	38,450	4,435,592
NextEra Energy Inc.	1,407,873	119,260,922
NRG Energy Inc.	169,503	6,502,135
OGE Energy Corp.	141,976	5,789,781
PG&E Corp.(a)	1,430,656	17,082,033
Pinnacle West Capital Corp.	81,803	6,388,815
PPL Corp.	548,921	15,677,184
Southern Co. (The)	759,314	55,057,858
Xcel Energy Inc.	385,830	27,845,351

		504,559,985

Electrical Equipment — 0.6%
Acuity Brands Inc.(b)	26,130	4,946,409
AMETEK Inc.	164,274	21,878,011
ChargePoint Holdings Inc.(a)(b)	177,131	3,521,364
Eaton Corp. PLC	285,755	43,366,179
Emerson Electric Co.	428,188	41,983,833
Fluence Energy Inc.(a)(b)	24,270	318,180
Generac Holdings Inc.(a)	44,161	13,127,299
Hubbell Inc.	38,654	7,103,446
nVent Electric PLC	119,135	4,143,515
Plug Power Inc.(a)(b)	373,872	10,696,478
Regal Rexnord Corp.	48,327	7,190,091
Rockwell Automation Inc.	82,439	23,085,393
Sensata Technologies Holding PLC(a)(b)	111,314	5,660,317
Shoals Technologies Group Inc., Class A(a)(b)	73,961	1,260,296
Sunrun Inc.(a)(b)	141,120	4,285,814
Vertiv Holdings Co.	229,779	3,216,906

		195,783,531

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	416,515	31,384,405
Arrow Electronics Inc.(a)	49,986	5,929,839

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Avnet Inc.	70,129	$2,846,536
CDW Corp./DE	98,162	17,560,200
Cognex Corp.	120,266	9,278,522
Coherent Inc.(a)(b)	17,429	4,764,391
Corning Inc.	543,588	20,063,833
IPG Photonics Corp.(a)	24,139	2,649,497
Jabil Inc.	100,522	6,205,223
Keysight Technologies Inc.(a)	130,754	20,655,209
Littelfuse Inc.	16,558	4,129,731
National Instruments Corp.	90,430	3,670,554
TD SYNNEX Corp.	30,027	3,099,087
Teledyne Technologies Inc.(a)	33,247	15,713,530
Trimble Inc.(a)	181,083	13,063,328
Vontier Corp.(b)	120,056	3,048,222
Zebra Technologies Corp., Class A(a)	37,738	15,612,210

		179,674,317

Energy Equipment & Services — 0.3%
Baker Hughes Co.	528,640	19,247,783
Halliburton Co.	634,900	24,043,663
NOV Inc.	279,189	5,474,896
Schlumberger NV	1,003,975	41,474,207

		90,240,549

Entertainment — 1.4%
Activision Blizzard Inc.	552,617	44,270,148
Electronic Arts Inc.	200,568	25,373,858
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	15,635	987,037
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	146,327	10,219,478
Live Nation Entertainment Inc.(a)	98,795	11,622,244
Madison Square Garden Sports Corp.(a)(b)	12,655	2,269,801
Netflix Inc.(a)	310,082	116,153,616
Playtika Holding Corp.(a)(b)	74,322	1,436,644
Roku Inc.(a)(b)	82,358	10,316,986
Skillz Inc.(a)(b)	148,172	444,516
Spotify Technology SA(a)	99,291	14,994,927
Take-Two Interactive Software Inc.(a)(b)	83,023	12,763,956
Walt Disney Co. (The)(a)	1,303,573	178,798,073
World Wrestling Entertainment Inc., Class A	33,752	2,107,475
Zynga Inc., Class A(a)	734,350	6,785,394

		438,544,153

Equity Real Estate Investment Trusts (REITs) — 3.2%
Alexandria Real Estate Equities Inc.	119,762	24,102,103
American Campus Communities Inc.	98,532	5,514,836
American Homes 4 Rent, Class A	212,193	8,494,086
American Tower Corp.	324,916	81,625,398
Americold Realty Trust	187,288	5,221,589
Apartment Income REIT Corp.	111,938	5,984,206
AvalonBay Communities Inc.	99,504	24,713,809
Boston Properties Inc.	112,508	14,491,030
Brixmor Property Group Inc.	211,853	5,467,926
Camden Property Trust	69,619	11,570,678
Cousins Properties Inc.	105,059	4,232,827
Crown Castle International Corp.	309,087	57,057,460
CubeSmart	156,451	8,140,146
Digital Realty Trust Inc.	201,870	28,625,166
Douglas Emmett Inc.	112,464	3,758,547
Duke Realty Corp.	273,091	15,855,663
EPR Properties	52,927	2,895,636

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Equinix Inc.	64,066	$47,512,627
Equity LifeStyle Properties Inc.	127,229	9,730,474
Equity Residential	264,345	23,769,902
Essex Property Trust Inc.	46,219	15,967,740
Extra Space Storage Inc.	93,079	19,137,042
Federal Realty Investment Trust	56,360	6,879,865
First Industrial Realty Trust Inc.	91,385	5,657,645
Gaming and Leisure Properties Inc.	172,154	8,079,187
Healthcare Trust of America Inc., Class A	147,929	4,636,095
Healthpeak Properties Inc.	390,657	13,411,255
Highwoods Properties Inc.	77,052	3,524,359
Host Hotels & Resorts Inc.	521,502	10,132,784
Hudson Pacific Properties Inc.	110,887	3,077,114
Invitation Homes Inc.	434,255	17,448,366
Iron Mountain Inc.	201,496	11,164,893
JBG SMITH Properties	85,392	2,495,154
Kilroy Realty Corp.	82,980	6,341,332
Kimco Realty Corp.	406,943	10,051,492
Lamar Advertising Co., Class A	61,618	7,158,779
Life Storage Inc.	60,469	8,491,662
Medical Properties Trust Inc.	422,651	8,934,842
Mid-America Apartment Communities Inc.	83,098	17,404,876
National Retail Properties Inc.	131,440	5,906,914
Omega Healthcare Investors Inc.	165,733	5,164,240
Orion Office REIT Inc.	39,514	553,196
Park Hotels & Resorts Inc.	165,024	3,222,919
Prologis Inc.	528,706	85,375,445
Public Storage	108,467	42,332,501
Rayonier Inc.	101,351	4,167,553
Realty Income Corp.	406,843	28,194,220
Regency Centers Corp.	123,707	8,825,257
Rexford Industrial Realty Inc.	115,536	8,617,830
SBA Communications Corp.	77,122	26,537,680
Simon Property Group Inc.	232,531	30,591,778
SL Green Realty Corp.	51,544	4,184,342
Spirit Realty Capital Inc.	94,571	4,352,157
STORE Capital Corp.	167,251	4,888,747
Sun Communities Inc.	83,600	14,654,244
UDR Inc.	227,607	13,057,814
Ventas Inc.	282,587	17,452,573
VICI Properties Inc.	460,626	13,109,416
Vornado Realty Trust	121,443	5,503,797
Welltower Inc.	312,355	30,029,810
Weyerhaeuser Co.	544,517	20,637,194
WP Carey Inc.	136,049	10,998,201

		957,116,419

Food & Staples Retailing — 1.4%
Albertsons Companies Inc., Class A	119,585	3,976,201
Casey’s General Stores Inc.	26,524	5,256,261
Costco Wholesale Corp.	317,403	182,776,518
Grocery Outlet Holding Corp.(a)(b)	62,190	2,038,588
Kroger Co. (The)	522,898	29,998,658
Sysco Corp.	365,752	29,863,651
U.S. Foods Holding Corp.(a)(b)	157,210	5,915,813
Walgreens Boots Alliance Inc.	512,217	22,931,955
Walmart Inc.	1,015,411	151,215,006

		433,972,651

Food Products — 1.0%
Archer-Daniels-Midland Co.	397,726	35,898,749

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Beyond Meat Inc.(a)(b)	40,871	$1,974,478
Bunge Ltd.	100,831	11,173,083
Campbell Soup Co.	134,425	5,991,322
Conagra Brands Inc.	334,209	11,219,396
Darling Ingredients Inc.(a)	117,938	9,479,856
Flowers Foods Inc.	142,923	3,674,550
Freshpet Inc.(a)(b)	29,253	3,002,528
General Mills Inc.	434,283	29,409,645
Hain Celestial Group Inc. (The)(a)	55,164	1,897,642
Hershey Co. (The)	106,159	22,997,224
Hormel Foods Corp.	208,407	10,741,297
Ingredion Inc.	47,981	4,181,544
JM Smucker Co. (The)	73,893	10,005,851
Kellogg Co.	182,485	11,768,458
Kraft Heinz Co. (The)	499,212	19,663,961
Lamb Weston Holdings Inc.	104,430	6,256,401
McCormick & Co. Inc./MD, NVS	178,284	17,792,743
Mondelez International Inc., Class A	992,134	62,286,173
Pilgrim’s Pride Corp.(a)	34,175	857,793
Post Holdings Inc.(a)	44,987	3,115,800
Seaboard Corp.	129	542,508
Tyson Foods Inc., Class A	206,710	18,527,417

		302,458,419

Gas Utilities — 0.1%
Atmos Energy Corp.	96,400	11,518,836
National Fuel Gas Co.	64,501	4,431,219
UGI Corp.	150,679	5,457,593

		21,407,648

Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	1,247,028	147,598,234
ABIOMED Inc.(a)	31,913	10,570,862
Align Technology Inc.(a)	56,376	24,579,936
Baxter International Inc.	358,950	27,832,983
Becton Dickinson and Co.	204,542	54,408,172
Boston Scientific Corp.(a)	1,020,629	45,203,658
Cooper Companies Inc. (The)(b)	34,466	14,392,657
DENTSPLY SIRONA Inc.	158,970	7,824,503
Dexcom Inc.(a)(b)	69,153	35,378,675
Edwards Lifesciences Corp.(a)	443,503	52,209,173
Envista Holdings Corp.(a)(b)	115,073	5,605,206
Figs Inc., Class A(a)(b)	54,286	1,168,235
Globus Medical Inc., Class A(a)	53,760	3,966,413
Hologic Inc.(a)	176,702	13,574,248
ICU Medical Inc.(a)(b)	15,366	3,421,086
IDEXX Laboratories Inc.(a)	60,677	33,193,960
Insulet Corp.(a)	47,668	12,698,278
Integra LifeSciences Holdings Corp.(a)	50,677	3,256,504
Intuitive Surgical Inc.(a)	254,007	76,628,832
Masimo Corp.(a)	36,735	5,346,412
Medtronic PLC	963,831	106,937,049
Novocure Ltd.(a)(b)	73,393	6,080,610
Penumbra Inc.(a)	23,589	5,239,824
Quidel Corp.(a)	24,172	2,718,383
ResMed Inc.	102,970	24,971,255
STERIS PLC	62,317	15,066,381
Stryker Corp.	250,151	66,877,870
Tandem Diabetes Care Inc.(a)	45,341	5,272,705
Teleflex Inc.	33,460	11,872,612
Zimmer Biomet Holdings Inc.	150,438	19,241,020

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Zimvie Inc.(a)	14,802	$338,078

		843,473,814

Health Care Providers & Services — 2.8%
Acadia Healthcare Co. Inc.(a)(b)	62,377	4,087,565
agilon health Inc.(a)(b)	119,327	3,024,939
Amedisys Inc.(a)	22,882	3,942,340
AmerisourceBergen Corp.	106,120	16,417,825
Anthem Inc.	175,683	86,299,003
Cardinal Health Inc.	196,358	11,133,499
Centene Corp.(a)	416,175	35,037,773
Chemed Corp.	10,895	5,518,862
Cigna Corp.	233,461	55,939,590
CVS Health Corp.	944,952	95,638,592
DaVita Inc.(a)	45,462	5,142,207
Encompass Health Corp.	73,856	5,251,900
Guardant Health Inc.(a)(b)	60,073	3,979,236
HCA Healthcare Inc.	175,685	44,030,175
Henry Schein Inc.(a)(b)	101,129	8,817,438
Humana Inc.	92,553	40,276,289
Laboratory Corp. of America Holdings(a)	66,977	17,659,156
McKesson Corp.	107,946	33,045,509
Molina Healthcare Inc.(a)	41,955	13,995,768
Oak Street Health Inc.(a)(b)	64,004	1,720,428
Premier Inc., Class A	78,980	2,810,898
Quest Diagnostics Inc.	89,247	12,214,344
Signify Health Inc., Class A(a)(b)	45,102	818,601
UnitedHealth Group Inc.	675,418	344,442,917
Universal Health Services Inc., Class B(b)	52,288	7,579,146

		858,824,000

Health Care Technology — 0.2%
Cerner Corp.	210,250	19,670,990
Certara Inc.(a)(b)	91,452	1,964,389
Change Healthcare Inc.(a)	179,067	3,903,661
Definitive Healthcare Corp.(a)(b)	25,380	625,617
Teladoc Health Inc.(a)(b)	108,349	7,815,213
Veeva Systems Inc., Class A(a)	100,538	21,360,303

		55,340,173

Hotels, Restaurants & Leisure — 1.9%
Aramark	166,388	6,256,189
Booking Holdings Inc.(a)	29,412	69,072,611
Boyd Gaming Corp.	55,833	3,672,695
Caesars Entertainment Inc.(a)	149,622	11,574,758
Carnival Corp.(a)	624,380	12,624,964
Chipotle Mexican Grill Inc.(a)	20,177	31,920,619
Choice Hotels International Inc.	25,679	3,640,255
Churchill Downs Inc.	27,588	6,118,467
Darden Restaurants Inc.	89,832	11,943,164
Domino’s Pizza Inc.	26,395	10,743,029
DraftKings Inc., Class A(a)(b)	208,092	4,051,551
Expedia Group Inc.(a)	105,313	20,606,595
Hilton Worldwide Holdings Inc.(a)	195,488	29,663,349
Hyatt Hotels Corp., Class A(a)	34,480	3,291,116
Las Vegas Sands Corp.(a)	237,046	9,213,978
Marriott International Inc./MD, Class A(a)	196,378	34,513,433
Marriott Vacations Worldwide Corp.	28,478	4,490,981
McDonald’s Corp.	536,187	132,588,321
MGM Resorts International(b)	270,644	11,350,809
Norwegian Cruise Line Holdings Ltd.(a)(b)	260,142	5,691,907
Penn National Gaming Inc.(a)	114,821	4,870,707

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Planet Fitness Inc., Class A(a)	59,589	$5,034,079
Royal Caribbean Cruises Ltd.(a)(b)	156,894	13,144,579
Six Flags Entertainment Corp.(a)	54,747	2,381,495
Starbucks Corp.	828,176	75,339,171
Travel + Leisure Co.	60,609	3,511,685
Vail Resorts Inc.	29,646	7,715,964
Wendy’s Co. (The)	127,650	2,804,471
Wyndham Hotels & Resorts Inc.	63,230	5,354,949
Wynn Resorts Ltd.(a)	78,266	6,240,931
Yum China Holdings Inc.	304,949	12,667,581
Yum! Brands Inc.	207,561	24,602,205

		586,696,608

Household Durables — 0.3%
DR Horton Inc.	237,427	17,690,686
Garmin Ltd.	109,200	12,952,212
Leggett & Platt Inc.	93,121	3,240,611
Lennar Corp., Class A	185,031	15,018,966
Lennar Corp., Class B	11,861	810,699
Mohawk Industries Inc.(a)	40,478	5,027,368
Newell Brands Inc.	263,309	5,637,446
NVR Inc.(a)	2,294	10,247,917
PulteGroup Inc.	173,889	7,285,949
Tempur Sealy International Inc.	127,210	3,551,703
Toll Brothers Inc.	73,628	3,461,989
TopBuild Corp.(a)	23,936	4,341,751
Whirlpool Corp.	40,744	7,039,748

		96,307,045

Household Products — 1.2%
Church & Dwight Co. Inc.	174,145	17,306,530
Clorox Co. (The)	86,367	12,007,604
Colgate-Palmolive Co.	598,670	45,397,146
Kimberly-Clark Corp.	242,474	29,863,098
Procter & Gamble Co. (The)	1,727,857	264,016,550
Reynolds Consumer Products Inc.	31,674	929,315
Spectrum Brands Holdings Inc.	27,442	2,434,654

		371,954,897

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	478,923	12,322,689
Brookfield Renewable Corp., Class A	88,486	3,875,687
Vistra Corp.	341,529	7,940,549

		24,138,925

Industrial Conglomerates — 0.9%
3M Co.	409,581	60,978,419
General Electric Co.	782,996	71,644,134
Honeywell International Inc.	491,958	95,725,188
Roper Technologies Inc.	75,244	35,532,474

		263,880,215

Insurance — 2.2%
Aflac Inc.	462,988	29,811,797
Alleghany Corp.(a)	9,597	8,128,659
Allstate Corp. (The)	201,375	27,892,451
American Financial Group Inc./OH	46,941	6,835,548
American International Group Inc.	594,540	37,319,276
Aon PLC, Class A	156,444	50,942,860
Arch Capital Group Ltd.(a)	272,198	13,179,827
Arthur J Gallagher & Co.	146,613	25,598,630
Assurant Inc.	39,373	7,159,193
Assured Guaranty Ltd.	48,170	3,066,502
Axis Capital Holdings Ltd.	58,554	3,540,760

Security	Shares	Value

Insurance (continued)
Brighthouse Financial Inc.(a)	59,031	$3,049,542
Brown & Brown Inc.	167,820	12,128,351
Chubb Ltd.	307,780	65,834,142
Cincinnati Financial Corp.	108,115	14,699,315
CNA Financial Corp.	18,874	917,654
Erie Indemnity Co., Class A, NVS	17,502	3,082,627
Everest Re Group Ltd.	27,555	8,304,526
Fidelity National Financial Inc.	195,113	9,529,319
First American Financial Corp.	80,199	5,198,499
Globe Life Inc.	69,421	6,983,753
GoHealth Inc., Class A(a)(b)	220,031	259,637
Hanover Insurance Group Inc. (The)	23,902	3,573,827
Hartford Financial Services Group Inc. (The)	238,972	17,160,579
Kemper Corp.	39,143	2,213,145
Lemonade Inc.(a)(b)	17,642	465,220
Lincoln National Corp.	130,033	8,498,957
Loews Corp.	150,405	9,749,252
Markel Corp.(a)	9,654	14,241,967
Marsh & McLennan Companies Inc.	364,424	62,105,138
Mercury General Corp.	19,047	1,047,585
MetLife Inc.	502,830	35,338,892
Old Republic International Corp.	210,799	5,453,370
Primerica Inc.	28,979	3,964,907
Principal Financial Group Inc.	185,578	13,623,281
Progressive Corp. (The)	419,288	47,794,639
Prudential Financial Inc.	273,286	32,294,207
Reinsurance Group of America Inc.	45,570	4,988,092
RenaissanceRe Holdings Ltd.	32,950	5,222,905
Travelers Companies Inc. (The)	173,400	31,685,382
Unum Group	137,477	4,331,900
W R Berkley Corp.	150,723	10,036,645
White Mountains Insurance Group Ltd.(b)	2,098	2,383,832
Willis Towers Watson PLC	90,033	21,267,595

		680,904,185

Interactive Media & Services — 5.2%
Alphabet Inc., Class A(a)	215,952	600,638,095
Alphabet Inc., Class C, NVS(a)	198,618	554,738,088
IAC/InterActiveCorp.(a)(b)	53,440	5,358,963
Match Group Inc.(a)	203,617	22,141,313
Meta Platforms Inc, Class A(a)	1,655,935	368,213,707
Pinterest Inc., Class A(a)	417,738	10,280,532
TripAdvisor Inc.(a)	73,046	1,981,007
Twitter Inc.(a)	555,449	21,490,322
Vimeo Inc.(a)(b)	102,847	1,221,822

		1,586,063,849

Internet & Direct Marketing Retail — 3.5%
Amazon.com Inc.(a)	311,627	1,015,888,439
DoorDash Inc., Class A(a)(b)	105,245	12,333,662
eBay Inc.	453,308	25,956,416
Etsy Inc.(a)	89,447	11,116,473
Qurate Retail Inc., Series A	297,208	1,414,710
Wayfair Inc., Class A(a)(b)	53,044	5,876,214

		1,072,585,914

IT Services — 4.6%
Accenture PLC, Class A	456,575	153,970,787
Akamai Technologies Inc.(a)(b)	115,079	13,739,282
Alliance Data Systems Corp.	38,513	2,162,505
Amdocs Ltd.	88,408	7,268,022
Automatic Data Processing Inc.	301,782	68,667,476

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Block Inc.(a)(b)	344,163	$46,668,503
Broadridge Financial Solutions Inc.	82,983	12,921,283
Cloudflare Inc., Class A(a)	188,415	22,553,276
Cognizant Technology Solutions Corp., Class A	375,923	33,709,015
Concentrix Corp.	31,550	5,254,968
DXC Technology Co.(a)	175,201	5,716,809
EPAM Systems Inc.(a)	38,542	11,431,943
Euronet Worldwide Inc.(a)(b)	37,149	4,834,942
Fastly Inc., Class A(a)(b)	87,135	1,514,406
Fidelity National Information Services Inc.	437,768	43,960,663
Fiserv Inc.(a)	429,346	43,535,684
FleetCor Technologies Inc.(a)	58,039	14,455,193
Gartner Inc.(a)	58,252	17,327,640
Genpact Ltd.	127,206	5,534,733
Global Payments Inc.	202,833	27,755,668
Globant SA(a)(b)	28,933	7,582,471
GoDaddy Inc., Class A(a)	119,507	10,002,736
International Business Machines Corp.	641,025	83,346,070
Jack Henry & Associates Inc.	52,058	10,258,029
Kyndryl Holdings Inc.(a)	160,351	2,103,805
Mastercard Inc., Class A	619,793	221,501,622
MongoDB Inc.(a)	45,523	20,193,548
Okta Inc.(a)	90,315	13,633,952
Paychex Inc.	229,649	31,340,199
PayPal Holdings Inc.(a)	843,639	97,566,850
Paysafe Ltd.(a)(b)	257,879	874,210
Sabre Corp.(a)	229,755	2,626,100
Shift4 Payments Inc., Class A(a)(b)	28,475	1,763,457
Snowflake Inc., Class A(a)	144,642	33,141,821
SolarWinds Corp.	24,758	329,529
StoneCo Ltd., Class A(a)	158,225	1,851,233
Switch Inc., Class A	81,585	2,514,450
Thoughtworks Holding Inc.(a)(b)	16,994	353,645
Twilio Inc., Class A(a)	119,331	19,666,942
VeriSign Inc.(a)	70,781	15,745,941
Visa Inc., Class A	1,191,321	264,199,258
Western Union Co. (The)	281,490	5,275,123
WEX Inc.(a)	31,968	5,704,690
Wix.com Ltd.(a)	38,194	3,989,745

		1,398,548,224

Leisure Products — 0.1%
Brunswick Corp./DE	57,271	4,632,651
Hasbro Inc.	92,717	7,595,377
Mattel Inc.(a)	260,878	5,794,100
Peloton Interactive Inc., Class A(a)(b)	214,089	5,656,231
Polaris Inc.	39,478	4,157,823
YETI Holdings Inc.(a)	57,712	3,461,566

		31,297,748

Life Sciences Tools & Services — 1.8%
10X Genomics Inc., Class A(a)	57,208	4,351,813
Adaptive Biotechnologies Corp.(a)(b)	77,472	1,075,311
Agilent Technologies Inc.	215,753	28,550,594
Avantor Inc.(a)	439,095	14,850,193
Azenta Inc.	52,176	4,324,347
Bio-Rad Laboratories Inc., Class A(a)	14,753	8,309,332
Bio-Techne Corp.	27,820	12,047,173
Bruker Corp.	73,157	4,703,995
Charles River Laboratories International Inc.(a)	35,314	10,028,117
Danaher Corp.	455,209	133,526,456

Security	Shares	Value

Life Sciences Tools & Services (continued)
Illumina Inc.(a)	104,936	$36,664,638
IQVIA Holdings Inc.(a)	136,813	31,632,534
Maravai LifeSciences Holdings Inc., Class A(a)	73,208	2,582,046
Mettler-Toledo International Inc.(a)	16,358	22,462,642
PerkinElmer Inc.(b)	91,869	16,027,466
QIAGEN NV(a)	160,771	7,877,779
Repligen Corp.(a)	37,833	7,116,009
Sotera Health Co.(a)(b)	71,084	1,539,679
Syneos Health Inc.(a)	71,143	5,759,026
Thermo Fisher Scientific Inc.	282,074	166,607,008
Waters Corp.(a)	43,374	13,462,856
West Pharmaceutical Services Inc.	52,348	21,499,847

		554,998,861

Machinery — 1.6%
AGCO Corp.	46,671	6,815,366
Allison Transmission Holdings Inc.	71,741	2,816,552
Caterpillar Inc.	388,479	86,560,891
Colfax Corp.(a)	100,014	3,979,557
Crane Co.	37,734	4,085,837
Cummins Inc.	104,150	21,362,206
Deere & Co.	200,209	83,178,831
Donaldson Co. Inc.	90,665	4,708,233
Dover Corp.	102,071	16,014,940
Flowserve Corp.	91,572	3,287,435
Fortive Corp.	231,900	14,129,667
Gates Industrial Corp. PLC(a)(b)	65,973	993,553
Graco Inc.	120,179	8,378,880
IDEX Corp.	55,238	10,590,782
Illinois Tool Works Inc.	225,787	47,279,798
Ingersoll Rand Inc.	282,913	14,244,670
ITT Inc.	62,601	4,708,221
Lincoln Electric Holdings Inc.	40,570	5,590,952
Middleby Corp. (The)(a)	40,973	6,717,114
Nordson Corp.	41,176	9,350,246
Oshkosh Corp.	49,862	5,018,610
Otis Worldwide Corp.	302,398	23,269,526
PACCAR Inc.	245,263	21,600,312
Parker-Hannifin Corp.	92,467	26,238,436
Pentair PLC	114,465	6,205,148
Snap-on Inc.	38,918	7,996,871
Stanley Black & Decker Inc.	117,419	16,414,002
Timken Co. (The)	44,706	2,713,654
Toro Co. (The)	72,063	6,160,666
Westinghouse Air Brake Technologies Corp.	128,911	12,397,371
Xylem Inc./NY	126,502	10,785,560

		493,593,887

Marine — 0.0%
Kirby Corp.(a)	41,750	3,013,933

Media — 1.1%
Altice USA Inc., Class A(a)	150,044	1,872,549
Cable One Inc.	3,810	5,578,754
Charter Communications Inc., Class A(a)(b)	86,658	47,273,672
Comcast Corp., Class A	3,230,736	151,263,060
Discovery Inc., Class A(a)(b)	113,602	2,830,962
Discovery Inc., Class C, NVS(a)	225,762	5,637,277
DISH Network Corp., Class A(a)	177,843	5,628,731
Fox Corp., Class A, NVS	223,720	8,825,754
Fox Corp., Class B	113,571	4,120,356
Interpublic Group of Companies Inc. (The)	279,450	9,906,503

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Liberty Broadband Corp., Class A(a)	18,539	$2,429,721
Liberty Broadband Corp., Class C, NVS(a)	102,953	13,931,600
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	66,450	3,037,430
Liberty Media Corp.-Liberty SiriusXM,
Class C, NVS(a)	115,424	5,278,340
Loyalty Ventures Inc.(a)	13,525	223,568
New York Times Co. (The), Class A	124,174	5,692,136
News Corp., Class A, NVS	276,279	6,119,580
News Corp., Class B	82,841	1,865,579
Nexstar Media Group Inc., Class A	28,461	5,364,329
Omnicom Group Inc.	146,308	12,418,623
Paramount Global, Class B, NVS	417,864	15,799,438
Sirius XM Holdings Inc.(b)	654,683	4,334,001

		319,431,963

Metals & Mining — 0.6%
Alcoa Corp.	129,807	11,686,524
Cleveland-Cliffs Inc.(a)	320,315	10,317,346
Freeport-McMoRan Inc.	1,054,207	52,436,256
Newmont Corp.	574,058	45,608,908
Nucor Corp.	195,912	29,122,319
Reliance Steel & Aluminum Co.	45,577	8,356,543
Royal Gold Inc.	45,859	6,478,960
Southern Copper Corp.	59,285	4,499,732
Steel Dynamics Inc.	135,361	11,293,168
United States Steel Corp.	186,014	7,020,168

		186,819,924

Mortgage Real Estate Investment — 0.1%
AGNC Investment Corp.	389,775	5,106,052
Annaly Capital Management Inc.	989,619	6,966,918
New Residential Investment Corp.	323,206	3,548,802
Starwood Property Trust Inc.	206,990	5,002,948

		20,624,720

Multi-Utilities — 0.8%
Ameren Corp.	181,649	17,031,410
CenterPoint Energy Inc.	425,243	13,029,446
CMS Energy Corp.	209,647	14,662,711
Consolidated Edison Inc.	256,675	24,301,989
Dominion Energy Inc.	578,196	49,129,314
DTE Energy Co.	137,384	18,163,539
NiSource Inc.	279,714	8,894,905
Public Service Enterprise Group Inc.	364,007	25,480,490
Sempra Energy	229,452	38,575,470
WEC Energy Group Inc.	227,192	22,676,034

		231,945,308

Multiline Retail — 0.5%
Dollar General Corp.	168,409	37,492,896
Dollar Tree Inc.(a)	161,209	25,817,621
Kohl’s Corp.	99,321	6,004,948
Nordstrom Inc.	79,094	2,144,238
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	42,605	1,830,311
Target Corp.	344,640	73,139,501

		146,429,515

Oil, Gas & Consumable Fuels — 3.4%
Antero Midstream Corp.	224,211	2,437,174
APA Corp.	262,051	10,830,568
Cheniere Energy Inc.	167,156	23,176,179
Chevron Corp.	1,388,951	226,162,891
ConocoPhillips	947,255	94,725,500
Continental Resources Inc./OK	46,294	2,839,211

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Coterra Energy Inc.	572,369	$15,436,792
Devon Energy Corp.	483,084	28,564,757
Diamondback Energy Inc.	129,424	17,741,442
DTE Midstream LLC(a)	69,116	3,750,234
EOG Resources Inc.	417,462	49,773,994
EQT Corp.	217,763	7,493,225
Exxon Mobil Corp.	3,040,458	251,111,426
Hess Corp.	199,930	21,400,507
HF Sinclair Corp.	114,630	4,568,006
Kinder Morgan Inc.	1,384,044	26,172,272
Marathon Oil Corp.	565,421	14,197,721
Marathon Petroleum Corp.	440,922	37,698,831
New Fortress Energy Inc.	18,852	803,284
Occidental Petroleum Corp.	608,648	34,534,688
ONEOK Inc.	319,713	22,581,329
Phillips 66	334,899	28,931,925
Pioneer Natural Resources Co.	154,795	38,703,394
Targa Resources Corp.	162,569	12,269,082
Texas Pacific Land Corp.	4,202	5,681,566
Valero Energy Corp.	292,150	29,664,911
Williams Companies Inc. (The)	865,705	28,923,204

		1,040,174,113

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	62,723	3,896,353
Sylvamo Corp.(a)	17,505	582,566

		4,478,919

Personal Products — 0.2%
Coty Inc., Class A(a)	251,295	2,259,142
Estee Lauder Companies Inc. (The), Class A	164,102	44,688,257
Herbalife Nutrition Ltd.(a)	76,429	2,320,384
Olaplex Holdings Inc.(a)	57,704	901,914

		50,169,697

Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co.	1,565,615	114,336,863
Catalent Inc.(a)	124,535	13,810,932
Elanco Animal Health Inc.(a)	319,044	8,323,858
Eli Lilly & Co.	608,563	174,274,186
Jazz Pharmaceuticals PLC(a)	41,854	6,515,412
Johnson & Johnson	1,891,672	335,261,029
Merck & Co. Inc.	1,818,864	149,237,791
Nektar Therapeutics(a)(b)	82,113	442,589
Organon & Co.	181,564	6,342,031
Perrigo Co. PLC	98,391	3,781,166
Pfizer Inc.	4,008,033	207,495,868
Royalty Pharma PLC, Class A	239,961	9,348,881
Viatris Inc.	884,293	9,621,108
Zoetis Inc.	340,331	64,183,023

		1,102,974,737

Professional Services — 0.5%
Booz Allen Hamilton Holding Corp.	91,819	8,065,381
CACI International Inc., Class A(a)	17,517	5,277,171
Clarivate PLC(a)	334,602	5,607,930
CoStar Group Inc.(a)	280,482	18,682,906
Dun & Bradstreet Holdings Inc.(a)	114,582	2,007,477
Equifax Inc.	86,050	20,402,455
FTI Consulting Inc.(a)(b)	25,773	4,052,031
Jacobs Engineering Group Inc.	93,751	12,919,825
Legalzoomcom Inc.(a)(b)	68,633	970,471
Leidos Holdings Inc.	98,953	10,688,903

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
ManpowerGroup Inc.	37,242	$3,497,769
Nielsen Holdings PLC	256,870	6,997,139
Robert Half International Inc.	76,830	8,772,449
Science Applications International Corp.	39,073	3,601,358
TransUnion	137,424	14,201,396
Verisk Analytics Inc.	113,004	24,254,049

		149,998,710

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	237,534	21,739,112
Howard Hughes Corp. (The)(a)(b)	27,991	2,900,147
Jones Lang LaSalle Inc.(a)	35,145	8,415,822
Opendoor Technologies Inc.(a)(b)	306,700	2,652,955
Zillow Group Inc., Class A(a)(b)	40,060	1,932,094
Zillow Group Inc., Class C, NVS(a)(b)	115,391	5,687,622

		43,327,752

Road & Rail — 1.1%
AMERCO	6,441	3,844,891
CSX Corp.	1,586,751	59,423,825
JB Hunt Transport Services Inc.	60,475	12,142,775
Knight-Swift Transportation Holdings Inc.	119,743	6,042,232
Landstar System Inc.	27,511	4,149,484
Lyft Inc., Class A(a)	206,197	7,917,965
Norfolk Southern Corp.	171,862	49,018,480
Old Dominion Freight Line Inc.	73,233	21,873,232
Ryder System Inc.	37,072	2,940,922
Schneider National Inc., Class B	41,951	1,069,750
TuSimple Holdings Inc., Class A(a)(b)	94,761	1,156,084
Uber Technologies Inc.(a)	1,155,672	41,234,377
Union Pacific Corp.	461,543	126,098,163
XPO Logistics Inc.(a)	69,070	5,028,296

		341,940,476

Semiconductors & Semiconductor Equipment — 5.7%
Advanced Micro Devices Inc.(a)	1,172,928	128,247,948
Allegro MicroSystems Inc.(a)	28,703	815,165
Analog Devices Inc.	376,892	62,255,021
Applied Materials Inc.	637,381	84,006,816
Broadcom Inc.	289,816	182,491,339
Cirrus Logic Inc.(a)	38,951	3,302,655
Enphase Energy Inc.(a)	93,617	18,890,038
Entegris Inc.	97,370	12,780,786
First Solar Inc.(a)	73,260	6,134,792
GLOBALFOUNDRIES Inc.(a)(b)	37,438	2,336,880
Intel Corp.	2,901,723	143,809,392
KLA Corp.	108,536	39,730,688
Lam Research Corp.	101,247	54,431,400
Marvell Technology Inc.	605,241	43,401,832
Microchip Technology Inc.	389,765	29,286,942
Micron Technology Inc.	803,229	62,563,507
MKS Instruments Inc.	38,536	5,780,400
Monolithic Power Systems Inc.	32,602	15,834,139
NVIDIA Corp.	1,717,660	468,680,708
NXP Semiconductors NV	189,701	35,109,861
ON Semiconductor Corp.(a)	303,435	18,998,065
Qorvo Inc.(a)	77,792	9,653,987
QUALCOMM Inc.	809,577	123,719,557
Skyworks Solutions Inc.	116,993	15,592,827
Teradyne Inc.	118,992	14,068,424
Texas Instruments Inc.	663,129	121,670,909
Universal Display Corp.	30,944	5,166,101

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Wolfspeed Inc.(a)(b)	85,197	$9,700,531

		1,718,460,710

Software — 9.7%
Adobe Inc.(a)	338,269	154,122,122
Alteryx Inc., Class A(a)(b)	42,069	3,009,196
Anaplan Inc.(a)	98,810	6,427,591
ANSYS Inc.(a)	61,961	19,681,912
Aspen Technology Inc.(a)	48,419	8,007,050
Atlassian Corp. PLC, Class A(a)	99,751	29,309,836
Autodesk Inc.(a)	158,041	33,876,088
Avalara Inc.(a)	59,235	5,894,475
Bentley Systems Inc., Class B(b)	101,523	4,485,286
Bill.com Holdings Inc.(a)	67,151	15,229,175
Black Knight Inc.(a)	111,936	6,491,169
C3.ai Inc., Class A(a)(b)	42,409	962,684
Cadence Design Systems Inc.(a)	197,517	32,483,646
CDK Global Inc.	78,093	3,801,567
Ceridian HCM Holding Inc.(a)(b)	90,526	6,188,357
Citrix Systems Inc.	89,407	9,021,166
Coupa Software Inc.(a)	55,850	5,676,036
Crowdstrike Holdings Inc., Class A(a)	142,879	32,444,963
Datadog Inc., Class A(a)(b)	183,581	27,807,014
Datto Holding Corp.(a)(b)	17,235	460,519
DocuSign Inc.(a)	138,332	14,818,124
Dolby Laboratories Inc., Class A	48,029	3,756,828
DoubleVerify Holdings Inc.(a)(b)	48,748	1,226,987
Dropbox Inc., Class A(a)	209,852	4,879,059
Duck Creek Technologies Inc.(a)	42,369	937,202
Dynatrace Inc.(a)	147,661	6,954,833
Elastic NV(a)	53,714	4,777,860
Everbridge Inc.(a)	32,092	1,400,495
Fair Isaac Corp.(a)	18,313	8,542,282
Five9 Inc.(a)	46,895	5,177,208
Fortinet Inc.(a)	95,517	32,641,980
Guidewire Software Inc.(a)(b)	62,121	5,877,889
HubSpot Inc.(a)	32,352	15,365,259
Informatica Inc.(a)(b)	23,902	471,826
Intuit Inc.	190,582	91,639,449
Jamf Holding Corp.(a)(b)	37,142	1,292,913
Mandiant Inc.(a)	164,753	3,675,639
Manhattan Associates Inc.(a)	43,798	6,075,221
Microsoft Corp.	5,410,887	1,668,230,571
N-able Inc.(a)(b)	27,617	251,315
nCino Inc.(a)(b)	43,479	1,781,769
NCR Corp.(a)	93,901	3,773,881
New Relic Inc.(a)(b)	33,630	2,249,174
NortonLifeLock Inc.	392,978	10,421,777
Nutanix Inc., Class A(a)	162,889	4,368,683
Oracle Corp.	1,159,437	95,920,223
Palantir Technologies Inc., Class A(a)(b)	1,189,421	16,330,750
Palo Alto Networks Inc.(a)(b)	69,209	43,083,295
Paycom Software Inc.(a)	35,153	12,176,296
Paycor HCM Inc.(a)(b)	33,862	985,723
Paylocity Holding Corp.(a)	29,583	6,087,294
Pegasystems Inc.	26,364	2,126,257
Procore Technologies Inc.(a)(b)	42,514	2,464,112
PTC Inc.(a)	75,065	8,086,002
RingCentral Inc., Class A(a)	58,768	6,888,197
salesforce.com Inc.(a)	671,412	142,554,196
ServiceNow Inc.(a)(b)	143,543	79,937,661

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Smartsheet Inc., Class A(a)	87,356	$4,785,362
Splunk Inc.(a)	112,111	16,660,816
SS&C Technologies Holdings Inc.	159,721	11,982,269
Synopsys Inc.(a)	108,830	36,269,774
Teradata Corp.(a)	77,118	3,801,146
Trade Desk Inc. (The), Class A(a)	314,337	21,767,837
Tyler Technologies Inc.(a)	28,271	12,577,485
Unity Software Inc.(a)(b)	108,048	10,719,442
VMware Inc., Class A	161,919	18,437,717
Workday Inc., Class A(a)	137,556	32,939,160
Zendesk Inc.(a)(b)	86,329	10,384,515
Zoom Video Communications Inc., Class A(a)	157,869	18,506,983
Zscaler Inc.(a)	56,533	13,640,282

		2,935,080,870

Specialty Retail — 2.0%
Advance Auto Parts Inc.	43,626	9,028,837
AutoNation Inc.(a)(b)	29,563	2,943,884
AutoZone Inc.(a)	14,826	30,312,943
Bath & Body Works Inc.	168,559	8,057,120
Best Buy Co. Inc.	172,734	15,701,521
Burlington Stores Inc.(a)(b)	46,388	8,450,502
CarMax Inc.(a)(b)	117,962	11,380,974
Carvana Co.(a)(b)	55,960	6,675,468
Dick’s Sporting Goods Inc.	42,343	4,235,147
Five Below Inc.(a)	37,801	5,986,544
Floor & Decor Holdings Inc., Class A(a)	70,609	5,719,329
Foot Locker Inc.	57,615	1,708,861
GameStop Corp., Class A(a)(b)	45,949	7,654,185
Gap Inc. (The)	143,489	2,020,325
Home Depot Inc. (The)	749,821	224,443,920
Leslie’s Inc.(a)(b)	121,600	2,354,176
Lithia Motors Inc.	21,291	6,389,855
Lowe’s Companies Inc.	484,040	97,868,048
O’Reilly Automotive Inc.(a)	48,090	32,939,726
Penske Automotive Group Inc.	22,703	2,127,725
Petco Health & Wellness Co. Inc.(a)(b)	39,570	774,385
RH(a)	11,948	3,896,123
Ross Stores Inc.	249,603	22,579,087
TJX Companies Inc. (The)	858,691	52,019,501
Tractor Supply Co.	82,357	19,219,653
Ulta Salon Cosmetics & Fragrance Inc.(a)	37,285	14,847,633
Victoria’s Secret & Co.(a)	52,331	2,687,720
Williams-Sonoma Inc.	53,473	7,753,585

		609,776,777

Technology Hardware, Storage & Peripherals — 6.7%
Apple Inc.	11,082,322	1,935,084,244
Dell Technologies Inc., Class C(a)	192,534	9,663,282
Hewlett Packard Enterprise Co.	947,865	15,838,824
HP Inc.	776,574	28,189,636
NetApp Inc.	160,036	13,282,988
Pure Storage Inc., Class A(a)(b)	202,993	7,167,683
Western Digital Corp.(a)	223,232	11,083,469
Xerox Holdings Corp.	91,138	1,838,253

		2,022,148,379

Textiles, Apparel & Luxury Goods — 0.7%
Capri Holdings Ltd.(a)(b)	100,351	5,157,038
Carter’s Inc.	26,900	2,474,531
Columbia Sportswear Co.	25,362	2,296,022
Deckers Outdoor Corp.(a)	18,914	5,178,086

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Hanesbrands Inc.	234,284	$3,488,489
Lululemon Athletica Inc.(a)	81,130	29,631,110
Nike Inc., Class B	889,487	119,689,371
PVH Corp.	49,256	3,773,502
Ralph Lauren Corp.	32,647	3,703,475
Skechers U.S.A. Inc., Class A(a)	94,105	3,835,720
Tapestry Inc.	189,986	7,057,980
Under Armour Inc., Class A(a)(b)	138,895	2,363,993
Under Armour Inc., Class C, NVS(a)	136,243	2,119,941
VF Corp.	234,747	13,347,714

		204,116,972

Thrifts & Mortgage Finance — 0.0%
MGIC Investment Corp.	239,138	3,240,320
New York Community Bancorp. Inc.	330,899	3,547,237
Rocket Companies Inc., Class A(b)	95,728	1,064,495
TFS Financial Corp.	28,383	471,158
UWM Holdings Corp.	65,296	295,791

		8,619,001

Tobacco — 0.6%
Altria Group Inc.	1,307,539	68,318,913
Philip Morris International Inc.	1,117,793	105,005,474

		173,324,387

Trading Companies & Distributors — 0.3%
Air Lease Corp.	73,599	3,286,195
Core & Main Inc., Class A(a)(b)	40,207	972,607
Fastenal Co.	407,725	24,218,865
MSC Industrial Direct Co. Inc., Class A	34,312	2,923,726
SiteOne Landscape Supply Inc.(a)	33,085	5,349,514
United Rentals Inc.(a)	52,014	18,475,893
Univar Solutions Inc.(a)	122,463	3,935,961
Watsco Inc.	23,482	7,153,556
WW Grainger Inc.	33,121	17,083,481

		83,399,798

Water Utilities — 0.1%
American Water Works Co. Inc.	129,186	21,384,158
Essential Utilities Inc.	164,799	8,426,173

		29,810,331

Wireless Telecommunication Services — 0.2%
T-Mobile U.S. Inc.(a)	422,785	54,264,455

Total Common Stocks — 99.8% (Cost: $22,178,061,706)		30,352,366,946

Short-Term Investments

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	382,115,872	382,039,449
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	49,500,000	49,500,000

		431,539,449

Total Short-Term Investments — 1.4% (Cost: $431,448,703)		431,539,449

Total Investments in Securities — 101.2% (Cost: $22,609,510,409)		30,783,906,395

Other Assets, Less Liabilities — (1.2)%		(363,437,917)

Net Assets — 100.0%		$30,420,468,478

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 ETF

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$259,515,588	$122,794,278	(a)	$—	$(137,152)	$(133,265)	$382,039,449	382,115,872	$964,946	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	21,460,000	28,040,000	(a)	—	—	—	49,500,000	49,500,000	10,772		—
BlackRock Inc.	80,120,313	16,965,775		(20,408,673)	9,283,549	(7,507,451)	78,453,513	102,665	1,782,316		—

					$9,146,397	$(7,640,716)	$509,992,962		$2,758,034		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	276	06/17/22	$62,524	$2,968,640
S&P Mid 400 E-Mini Index	18	06/17/22	4,841	139,850

				$3,108,490

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$3,108,490

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 ETF

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$4,730,107

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$2,764,762

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$56,449,291

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$30,352,165,269	$201,677	$—	$30,352,366,946
Money Market Funds	431,539,449	—	—	431,539,449

	$30,783,704,718	$201,677	$—	$30,783,906,395

Derivative financial instruments(a)
Assets
Futures Contracts	$3,108,490	$—	$—	$3,108,490

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Russell 1000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.6%
Axon Enterprise Inc.(a)	212,459	$29,261,978
BWX Technologies Inc.	229,707	12,372,019
HEICO Corp.(b)	46,996	7,215,766
HEICO Corp., Class A	88,140	11,178,796
Howmet Aerospace Inc.	92,491	3,324,126
Lockheed Martin Corp.	696,569	307,465,557
Northrop Grumman Corp.	40,851	18,269,384
Spirit AeroSystems Holdings Inc., Class A(b)	99,617	4,870,275
TransDigm Group Inc.(a)(b)	48,902	31,861,609
Virgin Galactic Holdings Inc.(a)(b)	569,495	5,626,611

		431,446,121

Air Freight & Logistics — 0.9%
CH Robinson Worldwide Inc.	83,912	9,038,162
Expeditors International of Washington Inc.	398,764	41,136,494
FedEx Corp.	350,547	81,113,070
GXO Logistics Inc.(a)	270,135	19,271,431
United Parcel Service Inc., Class B	2,377,399	509,856,990

		660,416,147

Airlines — 0.1%
Delta Air Lines Inc.(a)	2,082,681	82,411,687

Auto Components — 0.0%
Aptiv PLC(a)	166,705	19,956,255
QuantumScape Corp.(a)(b)	571,116	11,416,609

		31,372,864

Automobiles — 4.2%
Rivian Automotive Inc., Class A(a)(b)	132,297	6,646,601
Tesla Inc.(a)(b)	2,734,198	2,946,371,765
Thor Industries Inc.	70,577	5,554,410

		2,958,572,776

Banks — 0.0%
Citizens Financial Group Inc.	258,329	11,710,053
Synovus Financial Corp.	21,845	1,070,405
Western Alliance Bancorp.	180,741	14,968,970

		27,749,428

Beverages — 1.9%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	32,181	12,501,353
Brown-Forman Corp., Class A	62,501	3,921,313
Brown-Forman Corp., Class B, NVS	306,530	20,543,640
Coca-Cola Co. (The)	9,004,568	558,283,216
Monster Beverage Corp.(a)	1,131,353	90,395,105
PepsiCo Inc.	3,767,111	630,539,039

		1,316,183,666

Biotechnology — 2.8%
AbbVie Inc.	5,803,777	940,850,289
Alnylam Pharmaceuticals Inc.(a)	392,695	64,123,167
Amgen Inc.	1,510,059	365,162,467
CureVac NV(a)(b)	173,072	3,393,942
Exact Sciences Corp.(a)(b)	533,450	37,298,824
Exelixis Inc.(a)	888,222	20,135,993
Horizon Therapeutics PLC(a)	139,426	14,669,009
Incyte Corp.(a)	523,493	41,575,814
Ionis Pharmaceuticals Inc.(a)(b)	421,154	15,599,544
Iovance Biotherapeutics Inc.(a)(b)	135,691	2,259,255
Mirati Therapeutics Inc.(a)(b)	113,922	9,366,667
Moderna Inc.(a)	1,109,700	191,156,922
Natera Inc.(a)	266,764	10,851,960

Security	Shares	Value

Biotechnology (continued)
Neurocrine Biosciences Inc.(a)	310,536	$29,112,750
Novavax Inc.(a)(b)	253,973	18,705,111
Regeneron Pharmaceuticals Inc.(a)	35,194	24,580,194
Sarepta Therapeutics Inc.(a)	268,558	20,979,751
Seagen Inc.(a)	397,639	57,279,898
Ultragenyx Pharmaceutical Inc.(a)(b)	155,682	11,305,627
Vertex Pharmaceuticals Inc.(a)	335,077	87,445,045

		1,965,852,229

Building Products — 0.3%
Advanced Drainage Systems Inc.(b)	199,726	23,729,446
Allegion PLC	224,447	24,639,792
Armstrong World Industries Inc.	74,815	6,734,098
AZEK Co. Inc. (The)(a)(b)	221,435	5,500,445
Carlisle Companies Inc.	66,831	16,435,080
Carrier Global Corp.	1,311,982	60,180,614
Fortune Brands Home & Security Inc.	115,334	8,567,010
Trane Technologies PLC	371,630	56,747,901
Trex Co. Inc.(a)(b)	375,159	24,509,137

		227,043,523

Capital Markets — 1.6%
Ameriprise Financial Inc.	207,049	62,189,238
Ares Management Corp., Class A	408,863	33,211,941
Blackstone Inc., NVS	2,303,187	292,366,558
FactSet Research Systems Inc.	108,260	47,001,079
Goldman Sachs Group Inc. (The)	67,494	22,279,769
LPL Financial Holdings Inc.	263,529	48,141,478
MarketAxess Holdings Inc.	121,420	41,307,084
Moody’s Corp.	506,188	170,792,893
Morningstar Inc.	69,271	18,922,759
MSCI Inc.	183,793	92,425,824
Raymond James Financial Inc.	24,235	2,663,669
S&P Global Inc.	560,142	229,759,046
T Rowe Price Group Inc.	246,913	37,330,776

		1,098,392,114

Chemicals — 0.7%
Axalta Coating Systems Ltd.(a)	92,211	2,266,547
Celanese Corp.	128,905	18,416,657
Chemours Co. (The)	275,644	8,677,273
Diversey Holdings Ltd.(a)	194,158	1,469,776
Dow Inc.	164,300	10,469,196
Ecolab Inc.	722,239	127,518,518
FMC Corp.	105,097	13,827,612
LyondellBasell Industries NV, Class A	98,787	10,157,279
Olin Corp.	22,971	1,200,924
PPG Industries Inc.	324,591	42,544,142
RPM International Inc.	251,910	20,515,551
Scotts Miracle-Gro Co. (The)	139,294	17,127,590
Sherwin-Williams Co. (The)	790,795	197,398,248
Westlake Chemical Corp.	21,595	2,664,823

		474,254,136

Commercial Services & Supplies — 0.4%
Cintas Corp.	269,714	114,733,639
Copart Inc.(a)	686,686	86,158,492
IAA Inc.(a)(b)	456,651	17,466,901
MSA Safety Inc.	34,279	4,548,823
Rollins Inc.	700,428	24,550,001
Waste Management Inc.	223,168	35,372,128

		282,829,984

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment — 0.2%
Arista Networks Inc.(a)	707,544	$98,334,465
CommScope Holding Co. Inc.(a)	653,852	5,152,354
Ubiquiti Inc.(b)	16,515	4,808,507

		108,295,326

Consumer Finance — 0.5%
American Express Co.	1,287,597	240,780,639
Discover Financial Services	518,247	57,105,637
Synchrony Financial	304,051	10,584,015
Upstart Holdings Inc.(a)(b)	158,815	17,325,129

		325,795,420

Containers & Packaging — 0.1%
Avery Dennison Corp.	146,748	25,529,749
Ball Corp.	307,473	27,672,570
Crown Holdings Inc.	54,074	6,764,117
Graphic Packaging Holding Co.	260,847	5,227,374
Sealed Air Corp.	257,530	17,244,209

		82,438,019

Distributors — 0.1%
Pool Corp.	126,725	53,585,666

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions Inc.(a)(b)	157,204	20,859,399
Chegg Inc.(a)(b)	335,779	12,182,062
frontdoor Inc.(a)(b)	166,883	4,981,458
H&R Block Inc.	427,082	11,121,215
Mister Car Wash Inc.(a)(b)	159,524	2,359,360

		51,503,494

Diversified Financial Services — 0.1%
Apollo Global Management Inc.	774,565	48,015,284

Electric Utilities — 0.0%
NRG Energy Inc.	376,960	14,460,186

Electrical Equipment — 0.3%
Fluence Energy Inc.(a)(b)	45,439	595,705
Generac Holdings Inc.(a)(b)	199,968	59,442,488
Plug Power Inc.(a)(b)	1,691,543	48,395,045
Regal Rexnord Corp.	46,530	6,922,733
Rockwell Automation Inc.	229,517	64,271,646
Vertiv Holdings Co.	1,095,930	15,343,020

		194,970,637

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	1,362,532	102,666,786
CDW Corp./DE	447,536	80,059,715
Cognex Corp.	565,075	43,595,536
Coherent Inc.(a)	70,576	19,292,655
Corning Inc.	854,413	31,536,384
IPG Photonics Corp.(a)	5,800	636,608
Jabil Inc.	360,087	22,228,171
Keysight Technologies Inc.(a)(b)	261,245	41,268,873
Vontier Corp.(b)	298,013	7,566,550
Zebra Technologies Corp., Class A(a)	174,854	72,337,100

		421,188,378

Energy Equipment & Services — 0.0%
Halliburton Co.	153,066	5,796,609

Entertainment — 1.1%
Live Nation Entertainment Inc.(a)	168,872	19,866,102
Madison Square Garden Sports Corp.(a)(b)	23,610	4,234,690
Netflix Inc.(a)	1,418,792	531,465,295

Security	Shares	Value

Entertainment (continued)
Playtika Holding Corp.(a)	339,913	$6,570,518
Roku Inc.(a)(b)	385,842	48,334,427
Skillz Inc.(a)(b)	824,295	2,472,885
Spotify Technology SA(a)	453,653	68,510,676
Take-Two Interactive Software Inc.(a)(b)	74,384	11,435,796
Walt Disney Co. (The)(a)	302,491	41,489,666
World Wrestling Entertainment Inc., Class A	112,967	7,053,660
Zynga Inc., Class A(a)	1,596,217	14,749,045

		756,182,760

Equity Real Estate Investment Trusts (REITs) — 1.7%
American Tower Corp.	1,482,183	372,354,013
Crown Castle International Corp.	1,416,870	261,554,202
Equinix Inc.	207,884	154,170,932
Equity LifeStyle Properties Inc.	307,677	23,531,137
Extra Space Storage Inc.	34,543	7,102,041
Iron Mountain Inc.	671,505	37,208,092
Lamar Advertising Co., Class A	246,595	28,649,407
Public Storage	379,421	148,080,428
SBA Communications Corp.	61,099	21,024,166
Simon Property Group Inc.	933,252	122,778,633

		1,176,453,051

Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	1,357,899	781,946,139
Sysco Corp.	1,683,253	137,437,608

		919,383,747

Food Products — 0.2%
Beyond Meat Inc.(a)(b)	174,030	8,407,389
Darling Ingredients Inc.(a)	18,823	1,512,993
Freshpet Inc.(a)(b)	140,326	14,403,061
Hershey Co. (The)	409,732	88,760,243
Kellogg Co.	374,517	24,152,601
Lamb Weston Holdings Inc.	140,792	8,434,849
Pilgrim’s Pride Corp.(a)	37,833	949,608

		146,620,744

Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	2,854,863	337,901,585
ABIOMED Inc.(a)	144,543	47,878,423
Align Technology Inc.(a)	259,417	113,105,812
Dexcom Inc.(a)(b)	317,220	162,289,752
Edwards Lifesciences Corp.(a)	2,027,503	238,677,653
Figs Inc., Class A(a)(b)	28	603
Globus Medical Inc., Class A(a)	6	443
IDEXX Laboratories Inc.(a)	278,358	152,278,527
Insulet Corp.(a)(b)	215,490	57,404,381
Intuitive Surgical Inc.(a)	1,163,586	351,030,624
Masimo Corp.(a)	122,610	17,844,659
Novocure Ltd.(a)(b)	330,639	27,393,441
Penumbra Inc.(a)	112,351	24,956,528
ResMed Inc.	425,318	103,143,868
STERIS PLC	35,335	8,542,943
Stryker Corp.	491,210	131,324,994
Tandem Diabetes Care Inc.(a)	186,302	21,665,060
Teleflex Inc.	26,899	9,544,572

		1,804,983,868

Health Care Providers & Services — 0.7%
agilon health Inc.(a)(b)	534,984	13,561,844
Amedisys Inc.(a)(b)	96,040	16,546,732
Cardinal Health Inc.	528,350	29,957,445
Chemed Corp.	13,391	6,783,211

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
DaVita Inc.(a)(b)	144,577	$16,353,105
Encompass Health Corp.	191,867	13,643,662
Guardant Health Inc.(a)(b)	302,930	20,066,083
HCA Healthcare Inc.	804,917	201,728,299
McKesson Corp.	70,243	21,503,490
Molina Healthcare Inc.(a)	28,515	9,512,319
Oak Street Health Inc.(a)(b)	298,223	8,016,234
UnitedHealth Group Inc.	213,194	108,722,544

		466,394,968

Health Care Technology — 0.1%
Certara Inc.(a)(b)	231,377	4,969,978
Definitive Healthcare Corp.(a)(b)	12	296
Veeva Systems Inc., Class A(a)	454,115	96,481,273

		101,451,547

Hotels, Restaurants & Leisure — 2.3%
Booking Holdings Inc.(a)	134,842	316,669,695
Boyd Gaming Corp.	56,955	3,746,500
Caesars Entertainment Inc.(a)(b)	422,996	32,722,971
Chipotle Mexican Grill Inc.(a)(b)	91,893	145,377,483
Choice Hotels International Inc.	114,240	16,194,662
Churchill Downs Inc.	123,366	27,360,111
Darden Restaurants Inc.	281,527	37,429,015
Domino’s Pizza Inc.	81,914	33,339,817
DraftKings Inc., Class A(a)(b)	980,034	19,081,262
Expedia Group Inc.(a)	478,207	93,570,764
Hilton Worldwide Holdings Inc.(a)	599,244	90,929,285
Las Vegas Sands Corp.(a)	1,074,694	41,773,356
Marriott International Inc./MD, Class A(a)	891,373	156,658,805
McDonald’s Corp.	436,357	107,902,359
Penn National Gaming Inc.(a)(b)	28,732	1,218,811
Planet Fitness Inc., Class A(a)	194,453	16,427,389
Six Flags Entertainment Corp.(a)	96,241	4,186,483
Starbucks Corp.	3,781,337	343,988,227
Travel + Leisure Co.	183,110	10,609,393
Vail Resorts Inc.	130,357	33,928,016
Wendy’s Co. (The)	611,243	13,429,009
Wyndham Hotels & Resorts Inc.	196,224	16,618,211
Wynn Resorts Ltd.(a)(b)	352,415	28,101,572
Yum China Holdings Inc.	100,633	4,180,295
Yum! Brands Inc.	82,765	9,810,135

		1,605,253,626

Household Durables — 0.2%
DR Horton Inc.	449,808	33,515,194
NVR Inc.(a)	6,801	30,381,903
PulteGroup Inc.	248,335	10,405,237
Tempur Sealy International Inc.	597,763	16,689,543
Toll Brothers Inc.	150,456	7,074,441
TopBuild Corp.(a)	89,193	16,178,718

		114,245,036

Household Products — 0.3%
Church & Dwight Co. Inc.	35,485	3,526,499
Clorox Co. (The)	330,945	46,011,284
Colgate-Palmolive Co.	1,460,469	110,747,364
Kimberly-Clark Corp.	552,777	68,080,015

		228,365,162

Independent Power and Renewable Electricity Producers — 0.0%
Brookfield Renewable Corp., Class A	104,423	4,573,727

Security	Shares	Value

Industrial Conglomerates — 0.2%
3M Co.	272,148	$40,517,394
Honeywell International Inc.	486,394	94,642,545

		135,159,939

Insurance — 0.3%
Alleghany Corp.(a)	4,741	4,015,627
Aon PLC, Class A	423,914	138,039,116
Arch Capital Group Ltd.(a)(b)	287,196	13,906,030
Brown & Brown Inc.	44,067	3,184,722
Erie Indemnity Co., Class A, NVS	60,490	10,654,104
Everest Re Group Ltd.	26,581	8,010,982
GoHealth Inc., Class A(a)(b)	52	61
Lemonade Inc.(a)(b)	6	158
Lincoln National Corp.	88,813	5,804,818
Markel Corp.(a)(b)	7,738	11,415,407
Marsh & McLennan Companies Inc.	199,841	34,056,903
RenaissanceRe Holdings Ltd.	61,067	9,679,730

		238,767,658

Interactive Media & Services — 9.1%
Alphabet Inc., Class A(a)	850,755	2,366,247,419
Alphabet Inc., Class C, NVS(a)	782,507	2,185,534,226
Match Group Inc.(a)(b)	932,823	101,435,173
Meta Platforms Inc, Class A(a)	7,576,830	1,684,783,919
Pinterest Inc., Class A(a)	1,869,342	46,004,506
TripAdvisor Inc.(a)(b)	222,756	6,041,143
Twitter Inc.(a)	267,588	10,352,980
Vimeo Inc.(a)(b)	432,924	5,143,137

		6,405,542,503

Internet & Direct Marketing Retail — 6.9%
Amazon.com Inc.(a)	1,425,834	4,648,147,548
DoorDash Inc., Class A(a)(b)	423,079	49,580,628
eBay Inc.	2,063,076	118,131,732
Etsy Inc.(a)(b)	411,427	51,132,148
Wayfair Inc., Class A(a)(b)	140,821	15,600,150

		4,882,592,206

IT Services — 6.6%
Accenture PLC, Class A	1,679,657	566,430,730
Automatic Data Processing Inc.	1,269,388	288,836,545
Block Inc.(a)(b)	1,574,800	213,542,880
Broadridge Financial Solutions Inc.	341,922	53,240,675
Cloudflare Inc., Class A(a)	809,401	96,885,300
EPAM Systems Inc.(a)	174,364	51,718,106
Euronet Worldwide Inc.(a)(b)	121,987	15,876,608
Fiserv Inc.(a)(b)	139,469	14,142,157
FleetCor Technologies Inc.(a)	60,071	14,961,283
Gartner Inc.(a)(b)	263,506	78,382,495
Genpact Ltd.	12	522
Globant SA(a)(b)	134,852	35,340,664
GoDaddy Inc., Class A(a)	55,793	4,669,874
Jack Henry & Associates Inc.	59,147	11,654,916
Mastercard Inc., Class A	2,835,912	1,013,498,230
MongoDB Inc.(a)(b)	209,339	92,860,687
Okta Inc.(a)	415,917	62,786,830
Paychex Inc.	926,729	126,470,707
PayPal Holdings Inc.(a)	3,859,319	446,330,242
Sabre Corp.(a)	1,034,588	11,825,341
Shift4 Payments Inc., Class A(a)(b)	139,871	8,662,211
Snowflake Inc., Class A(a)(b)	624,931	143,190,440
StoneCo Ltd., Class A(a)(b)	714,298	8,357,287
Switch Inc., Class A	374,118	11,530,317

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Thoughtworks Holding Inc.(a)	18	$375
Twilio Inc., Class A(a)	153,578	25,311,190
Visa Inc., Class A	5,450,966	1,208,860,730
Western Union Co. (The)	288,588	5,408,139
WEX Inc.(a)(b)	97,611	17,418,683
Wix.com Ltd.(a)	170,227	17,781,912

		4,645,976,076

Leisure Products — 0.1%
Brunswick Corp./DE	24,863	2,011,168
Mattel Inc.(a)(b)	1,162,779	25,825,322
Peloton Interactive Inc., Class A(a)(b)	968,557	25,589,276
Polaris Inc.	125,245	13,190,803
YETI Holdings Inc.(a)(b)	288,373	17,296,613

		83,913,182

Life Sciences Tools & Services — 1.4%
10X Genomics Inc., Class A(a)	277,089	21,078,160
Adaptive Biotechnologies Corp.(a)(b)	315,886	4,384,498
Agilent Technologies Inc.	881,601	116,662,260
Avantor Inc.(a)(b)	1,984,565	67,117,988
Azenta Inc.	204,961	16,987,168
Bio-Techne Corp.	129,668	56,151,431
Bruker Corp.(b)	342,507	22,023,200
Charles River Laboratories International Inc.(a)	151,942	43,146,970
Danaher Corp.	109,727	32,186,221
Illumina Inc.(a)	477,741	166,922,705
IQVIA Holdings Inc.(a)(b)	306,931	70,965,517
Maravai LifeSciences Holdings Inc., Class A(a)	369,753	13,041,188
Mettler-Toledo International Inc.(a)	74,557	102,380,927
Repligen Corp.(a)	167,349	31,476,673
Sotera Health Co.(a)(b)	292,028	6,325,327
Syneos Health Inc.(a)	42,751	3,460,693
Thermo Fisher Scientific Inc.	115,410	68,166,917
Waters Corp.(a)	185,421	57,552,824
West Pharmaceutical Services Inc.	239,823	98,497,704

		998,528,371

Machinery — 1.5%
AGCO Corp.	20,034	2,925,565
Allison Transmission Holdings Inc.	253,420	9,949,269
Caterpillar Inc.	1,531,131	341,166,610
Deere & Co.	915,617	380,402,239
Donaldson Co. Inc.	47,397	2,461,326
Graco Inc.	349,213	24,347,130
Illinois Tool Works Inc.	926,681	194,047,002
Lincoln Electric Holdings Inc.	187,752	25,874,103
Middleby Corp. (The)(a)	57,907	9,493,274
Nordson Corp.	32,336	7,342,859
Parker-Hannifin Corp.	69,753	19,793,111
Toro Co. (The)	318,625	27,239,251
Xylem Inc./NY	383,162	32,668,392

		1,077,710,131

Media — 0.3%
Altice USA Inc., Class A(a)	495,287	6,181,182
Cable One Inc.	9,770	14,305,625
Charter Communications Inc., Class A(a)	374,601	204,352,337
Nexstar Media Group Inc., Class A	8,758	1,650,708

		226,489,852

Metals & Mining — 0.1%
Freeport-McMoRan Inc.	1,404,344	69,852,071
Southern Copper Corp.	259,639	19,706,600

Security	Shares	Value

Metals & Mining (continued)
Steel Dynamics Inc.	115,154	$9,607,298

		99,165,969

Multiline Retail — 0.3%
Dollar General Corp.	330,409	73,558,956
Nordstrom Inc.	303,498	8,227,831
Target Corp.	704,414	149,490,739

		231,277,526

Oil, Gas & Consumable Fuels — 0.5%
Cheniere Energy Inc.	765,527	106,140,319
Continental Resources Inc./OK	8	491
Coterra Energy Inc.	443,794	11,969,124
Diamondback Energy Inc.	279,528	38,317,698
EOG Resources Inc.	232,981	27,778,325
Hess Corp.	61,461	6,578,786
New Fortress Energy Inc.	86,292	3,676,902
Occidental Petroleum Corp.	362,464	20,566,207
Pioneer Natural Resources Co.	315,567	78,901,217
Texas Pacific Land Corp.	19,721	26,664,961

		320,594,030

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	22,781	1,415,156

Personal Products — 0.3%
Estee Lauder Companies Inc. (The), Class A	751,735	204,712,475
Herbalife Nutrition Ltd.(a)(b)	59,380	1,802,777
Olaplex Holdings Inc.(a)	20	313

		206,515,565

Pharmaceuticals — 1.3%
Catalent Inc.(a)	130,896	14,516,367
Eli Lilly & Co.	2,199,787	629,953,003
Royalty Pharma PLC, Class A	629,993	24,544,527
Zoetis Inc.	1,478,173	278,768,646

		947,782,543

Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	428,737	37,660,258
CoStar Group Inc.(a)	988,874	65,868,897
Equifax Inc.	153,780	36,461,238
Legalzoomcom Inc.(a)(b)	171,615	2,426,636
Robert Half International Inc.	314,736	35,936,557
TransUnion	426,251	44,048,778
Verisk Analytics Inc.	329,761	70,776,604

		293,178,968

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	50,310	4,604,371
Opendoor Technologies Inc.(a)(b)	246,525	2,132,441
Zillow Group Inc., Class A(a)(b)	202,033	9,744,052
Zillow Group Inc., Class C, NVS(a)(b)	541,070	26,669,340

		43,150,204

Road & Rail — 1.0%
JB Hunt Transport Services Inc.	244,492	49,091,548
Landstar System Inc.	110,490	16,665,207
Lyft Inc., Class A(a)(b)	978,928	37,590,835
Old Dominion Freight Line Inc.	310,363	92,699,221
TuSimple Holdings Inc., Class A(a)(b)	99,874	1,218,463
Uber Technologies Inc.(a)	4,532,353	161,714,355
Union Pacific Corp.	1,333,789	364,404,493
XPO Logistics Inc.(a)	276,401	20,121,993

		743,506,115

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 8.5%
Advanced Micro Devices Inc.(a)	5,366,813	$586,807,333
Allegro MicroSystems Inc.(a)(b)	107,126	3,042,378
Analog Devices Inc.	685,541	113,237,662
Applied Materials Inc.	2,913,869	384,047,934
Broadcom Inc.	1,326,062	834,994,720
Enphase Energy Inc.(a)	426,431	86,045,247
Entegris Inc.(b)	439,505	57,689,426
GLOBALFOUNDRIES Inc.(a)(b)	80,651	5,034,235
KLA Corp.	498,895	182,625,504
Lam Research Corp.	462,516	248,653,227
Microchip Technology Inc.	1,511,659	113,586,057
Micron Technology Inc.	505,930	39,406,888
MKS Instruments Inc.	150,171	22,525,650
Monolithic Power Systems Inc.	149,454	72,586,819
NVIDIA Corp.	7,859,261	2,144,477,957
NXP Semiconductors NV	270,090	49,988,257
ON Semiconductor Corp.(a)	760,100	47,589,861
QUALCOMM Inc.	3,705,663	566,299,420
Skyworks Solutions Inc.	258,124	34,402,767
Teradyne Inc.	539,278	63,758,838
Texas Instruments Inc.	1,883,735	345,627,698
Universal Display Corp.	141,807	23,674,679

		6,026,102,557

Software — 17.5%
Adobe Inc.(a)	1,547,794	705,205,902
Alteryx Inc., Class A(a)(b)	192,454	13,766,235
Anaplan Inc.(a)	459,148	29,867,577
ANSYS Inc.(a)	120,247	38,196,460
Aspen Technology Inc.(a)(b)	221,331	36,601,507
Atlassian Corp. PLC, Class A(a)(b)	458,925	134,845,933
Autodesk Inc.(a)	724,080	155,206,548
Avalara Inc.(a)(b)	280,875	27,949,871
Bentley Systems Inc., Class B(b)	451,584	19,950,981
Bill.com Holdings Inc.(a)(b)	305,700	69,329,703
C3.ai Inc., Class A(a)(b)	20	454
Cadence Design Systems Inc.(a)	901,293	148,226,647
CDK Global Inc.(b)	58,482	2,846,904
Citrix Systems Inc.	150,192	15,154,373
Coupa Software Inc.(a)(b)	244,258	24,823,941
Crowdstrike Holdings Inc., Class A(a)(b)	653,998	148,509,866
Datadog Inc., Class A(a)	836,654	126,727,981
DocuSign Inc.(a)(b)	632,664	67,770,968
DoubleVerify Holdings Inc.(a)	196,196	4,938,253
Dropbox Inc., Class A(a)	992,735	23,081,089
Duck Creek Technologies Inc.(a)	54,743	1,210,915
Dynatrace Inc.(a)	621,711	29,282,588
Elastic NV(a)	248,884	22,138,232
Everbridge Inc.(a)	133,751	5,836,894
Fair Isaac Corp.(a)	83,249	38,832,328
Five9 Inc.(a)(b)	216,574	23,909,770
Fortinet Inc.(a)	439,220	150,099,043
HubSpot Inc.(a)(b)	148,702	70,624,528
Informatica Inc.(a)(b)	42,118	831,409
Intuit Inc.	871,690	419,143,420
Jamf Holding Corp.(a)(b)	141,688	4,932,159
Mandiant Inc.(a)	223,724	4,991,282
Manhattan Associates Inc.(a)	114,858	15,931,953
Microsoft Corp.	24,757,875	7,633,100,441
nCino Inc.(a)(b)	167,454	6,862,265
NCR Corp.(a)(b)	141,166	5,673,462

Security	Shares	Value

Software (continued)
New Relic Inc.(a)(b)	179,444	$12,001,215
NortonLifeLock Inc.	500,188	13,264,986
Nutanix Inc., Class A(a)	717,566	19,245,120
Oracle Corp.	4,933,837	408,176,335
Palantir Technologies Inc., Class A(a)(b)	5,492,989	75,418,739
Palo Alto Networks Inc.(a)(b)	317,401	197,585,296
Paycom Software Inc.(a)	159,929	55,396,207
Paycor HCM Inc.(a)(b)	103,634	3,016,786
Paylocity Holding Corp.(a)(b)	130,857	26,926,445
Pegasystems Inc.	120,746	9,738,165
Procore Technologies Inc.(a)(b)	128,756	7,462,698
PTC Inc.(a)(b)	342,764	36,922,538
RingCentral Inc., Class A(a)	268,082	31,421,891
salesforce.com Inc.(a)	591,062	125,494,284
ServiceNow Inc.(a)	655,430	365,002,413
Smartsheet Inc., Class A(a)(b)	387,574	21,231,304
Splunk Inc.(a)(b)	519,485	77,200,666
Synopsys Inc.(a)(b)	316,014	105,317,986
Teradata Corp.(a)	287,431	14,167,474
Trade Desk Inc. (The), Class A(a)(b)	1,433,280	99,254,640
Tyler Technologies Inc.(a)(b)	113,359	50,432,285
Unity Software Inc.(a)(b)	501,000	49,704,210
VMware Inc., Class A	274,272	31,231,353
Workday Inc., Class A(a)	629,499	150,739,830
Zendesk Inc.(a)(b)	390,335	46,953,397
Zoom Video Communications Inc., Class A(a)	717,723	84,138,667
Zscaler Inc.(a)(b)	260,734	62,909,899

		12,406,756,711

Specialty Retail — 3.3%
AutoZone Inc.(a)	14,328	29,294,742
Bath & Body Works Inc.	439,135	20,990,653
Best Buy Co. Inc.	178,261	16,203,925
Burlington Stores Inc.(a)(b)	202,595	36,906,731
CarMax Inc.(a)(b)	45,913	4,429,686
Carvana Co.(a)(b)	255,983	30,536,212
Five Below Inc.(a)(b)	183,608	29,077,999
Floor & Decor Holdings Inc., Class A(a)(b)	337,885	27,368,685
GameStop Corp., Class A(a)(b)	210,216	35,017,781
Home Depot Inc. (The)	3,430,826	1,026,949,147
Leslie’s Inc.(a)(b)	449,518	8,702,669
Lithia Motors Inc.	8,582	2,575,630
Lowe’s Companies Inc.	2,214,686	447,787,362
O’Reilly Automotive Inc.(a)	67,519	46,247,814
Petco Health & Wellness Co. Inc.(a)(b)	16	313
RH(a)	56,469	18,413,976
Ross Stores Inc.	1,155,159	104,495,683
TJX Companies Inc. (The)	3,919,704	237,455,668
Tractor Supply Co.	374,586	87,417,135
Ulta Salon Cosmetics & Fragrance Inc.(a)	172,402	68,653,925
Victoria’s Secret & Co.(a)(b)	138,239	7,099,955
Vroom Inc.(a)(b)	36	96
Williams-Sonoma Inc.	179,718	26,059,110

		2,311,684,897

Technology Hardware, Storage & Peripherals — 12.7%
Apple Inc.	50,707,832	8,854,094,546
Dell Technologies Inc., Class C(a)	429,086	21,535,826
HP Inc.	1,229,314	44,624,098
NetApp Inc.	487,792	40,486,736

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Pure Storage Inc., Class A(a)(b)	837,804	$29,582,859

		8,990,324,065

Textiles, Apparel & Luxury Goods — 1.0%
Columbia Sportswear Co.	4	362
Deckers Outdoor Corp.(a)	12,775	3,497,412
Hanesbrands Inc.	719,641	10,715,454
Lululemon Athletica Inc.(a)	376,190	137,395,874
Nike Inc., Class B	4,068,287	547,428,699
Skechers U.S.A. Inc., Class A(a)(b)	30,938	1,261,033
Tapestry Inc.	72,936	2,709,572
VF Corp.	675,541	38,411,261

		741,419,667

Thrifts & Mortgage Finance — 0.0%
Rocket Companies Inc., Class A(b)	499,346	5,552,727
UWM Holdings Corp.	148,828	674,191

		6,226,918

Tobacco — 0.2%
Altria Group Inc.	3,331,657	174,079,078

Trading Companies & Distributors — 0.3%
Core & Main Inc., Class A(a)(b)	95,053	2,299,332
Fastenal Co.	1,670,251	99,212,909
SiteOne Landscape Supply Inc.(a)	74,409	12,031,191
United Rentals Inc.(a)	82,141	29,177,305
WW Grainger Inc.	125,329	64,643,445

		207,364,182

Total Common Stocks — 99.8% (Cost: $46,309,989,557)		70,631,705,999

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.8%

BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	1,167,710,788	$1,167,477,245

BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	91,770,000	91,770,000

		1,259,247,245

Total Short-Term Investments — 1.8% (Cost: $1,259,122,285)		1,259,247,245

Total Investments in Securities — 101.6% (Cost: $47,569,111,842)		71,890,953,244

Other Assets, Less Liabilities — (1.6)%		(1,156,195,643)

Net Assets — 100.0%		$70,734,757,601

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period end.

(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$986,160,919	$182,162,326	(a)	$—	$(189,977)	$(656,023)	$1,167,477,245	1,167,710,788	$2,902,955	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	77,470,000	14,300,000	(a)	—	—	—	91,770,000	91,770,000	21,993		—

					$(189,977)	$(656,023)	$1,259,247,245		$2,924,948		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 Growth ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Nasdaq 100 E-Mini Index	260	06/17/22	$77,317	$7,030,778
S&P 500 E-Mini Index	72	06/17/22	16,311	1,034,375

				$8,065,153

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$8,065,153

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$2,992,559

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$7,130,233

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$102,038,704

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$70,631,705,999	$—	$—	$70,631,705,999
Money Market Funds	1,259,247,245	—	—	1,259,247,245

	$71,890,953,244	$—	$—	$71,890,953,244

Derivative financial instruments(a)
Assets
Futures Contracts	$8,065,153	$—	$—	$8,065,153

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments March 31, 2022	iShares® Russell 1000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.6%
Boeing Co. (The)(a)	1,492,625	$285,837,687
BWX Technologies Inc.	63,176	3,402,659
Curtiss-Wright Corp.	111,612	16,759,658
General Dynamics Corp.	691,744	166,834,818
HEICO Corp.(b)	84,292	12,942,194
HEICO Corp., Class A	146,590	18,592,010
Hexcel Corp.	230,883	13,730,612
Howmet Aerospace Inc.	982,493	35,310,798
Huntington Ingalls Industries Inc.	110,666	22,071,227
L3Harris Technologies Inc.	543,887	135,139,603
Lockheed Martin Corp.	85,397	37,694,236
Mercury Systems Inc.(a)(b)	156,163	10,064,705
Northrop Grumman Corp.	372,686	166,672,633
Raytheon Technologies Corp.	4,169,817	413,103,770
Spirit AeroSystems Holdings Inc., Class A(b)	206,250	10,083,563
Textron Inc.	615,131	45,753,444
TransDigm Group Inc.(a)(b)	103,528	67,452,633
Virgin Galactic Holdings Inc.(a)(b)	24	237
Woodward Inc.	171,934	21,476,276

		1,482,922,763

Air Freight & Logistics — 0.2%
CH Robinson Worldwide Inc.	290,799	31,321,960
Expeditors International of Washington Inc.	127,942	13,198,497
FedEx Corp.	384,678	89,010,642
GXO Logistics Inc.(a)(b)	37,950	2,707,353

		136,238,452

Airlines — 0.3%
Alaska Air Group Inc.(a)	343,985	19,954,570
American Airlines Group Inc.(a)(b)	1,773,492	32,366,229
Copa Holdings SA, Class A, NVS(a)(b)	82,612	6,909,668
JetBlue Airways Corp.(a)	870,775	13,018,086
Southwest Airlines Co.(a)	1,641,719	75,190,730
United Airlines Holdings Inc.(a)(b)	891,731	41,340,649

		188,779,932

Auto Components — 0.2%
Aptiv PLC(a)	611,756	73,233,311
BorgWarner Inc.	654,659	25,466,235
Gentex Corp.	662,137	19,314,536
Lear Corp.	164,056	23,392,745
QuantumScape Corp.(a)(b)	193,640	3,870,864

		145,277,691

Automobiles — 0.7%
Ford Motor Co.	10,915,164	184,575,423
General Motors Co.(a)	3,823,654	167,246,626
Harley-Davidson Inc.	433,152	17,066,189
Rivian Automotive Inc., Class A(a)(b)	311,953	15,672,519
Thor Industries Inc.	85,322	6,714,841

		391,275,598

Banks — 7.6%
Bank of America Corp.	19,801,265	816,208,143
Bank of Hawaii Corp.	106,008	8,896,191
Bank OZK	323,456	13,811,571
BOK Financial Corp.	84,763	7,963,484
Citigroup Inc.	5,518,856	294,706,910
Citizens Financial Group Inc.	980,644	44,452,593
Comerica Inc.	366,482	33,140,967
Commerce Bancshares Inc.	307,141	21,988,224

Security	Shares	Value

Banks (continued)
Cullen/Frost Bankers Inc.	158,630	$21,955,978
East West Bancorp. Inc.	387,016	30,582,004
Fifth Third Bancorp	1,894,003	81,517,889
First Citizens BancShares Inc./NC, Class A	33,718	22,442,701
First Hawaiian Inc.	350,496	9,775,333
First Horizon Corp.	1,464,022	34,389,877
First Republic Bank/CA	493,793	80,043,845
FNB Corp.	942,921	11,739,367
Huntington Bancshares Inc./OH	3,990,463	58,340,569
JPMorgan Chase & Co.	8,176,887	1,114,673,236
KeyCorp	2,578,696	57,711,217
M&T Bank Corp.	358,774	60,812,193
PacWest Bancorp	332,370	14,335,118
People’s United Financial Inc.	1,174,343	23,475,117
Pinnacle Financial Partners Inc.	203,991	18,783,491
PNC Financial Services Group Inc. (The)	1,183,107	218,224,086
Popular Inc.	219,406	17,934,246
Prosperity Bancshares Inc.	245,467	17,030,501
Regions Financial Corp.	2,689,194	59,861,459
Signature Bank/New York NY	171,178	50,239,031
SVB Financial Group(a)	157,762	88,259,951
Synovus Financial Corp.	383,351	18,784,199
Truist Financial Corp.	3,697,997	209,676,430
U.S. Bancorp	3,743,693	198,977,283
Umpqua Holdings Corp.	625,229	11,791,819
Webster Financial Corp.	501,923	28,167,919
Wells Fargo & Co.	10,829,159	524,781,045
Western Alliance Bancorp	136,792	11,329,113
Wintrust Financial Corp.	155,893	14,487,137
Zions Bancorp. N.A	415,309	27,227,658

		4,378,517,895

Beverages — 0.9%
Brown-Forman Corp., Class A	55,807	3,501,331
Brown-Forman Corp., Class B, NVS	259,305	17,378,621
Coca-Cola Co. (The)	3,175,259	196,866,058
Constellation Brands Inc., Class A	433,379	99,815,851
Keurig Dr Pepper Inc.	1,942,249	73,611,237
Molson Coors Beverage Co., Class B	499,349	26,655,250
Monster Beverage Corp.(a)(b)	72,139	5,763,906
PepsiCo Inc.	653,354	109,358,393

		532,950,647

Biotechnology — 1.4%
Amgen Inc.	275,070	66,517,427
Biogen Inc.(a)(b)	405,078	85,309,427
BioMarin Pharmaceutical Inc.(a)	513,124	39,561,860
Exact Sciences Corp.(a)	35,811	2,503,905
Exelixis Inc.(a)	122,020	2,766,193
Gilead Sciences Inc.	3,491,970	207,597,616
Horizon Therapeutics PLC(a)	492,748	51,842,017
Incyte Corp.(a)	72,951	5,793,768
Ionis Pharmaceuticals Inc.(a)(b)	30,285	1,121,756
Iovance Biotherapeutics Inc.(a)(b)	311,344	5,183,878
Mirati Therapeutics Inc.(a)(b)	19,581	1,609,950
Natera Inc.(a)	15,429	627,652
Regeneron Pharmaceuticals Inc.(a)	254,511	177,755,573
Sage Therapeutics Inc.(a)(b)	130,245	4,311,110
Seagen Inc.(a)	40,087	5,774,532
Ultragenyx Pharmaceutical Inc.(a)(b)	43,659	3,170,517
United Therapeutics Corp.(a)	120,521	21,622,673

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Vertex Pharmaceuticals Inc.(a)	424,612	$110,810,994

		793,880,848

Building Products — 0.8%
A O Smith Corp.	360,649	23,041,864
Allegion PLC	55,644	6,108,598
Armstrong World Industries Inc.	73,676	6,631,577
AZEK Co. Inc. (The)(a)(b)	158,512	3,937,438
Builders FirstSource Inc.(a)	529,303	34,161,216
Carlisle Companies Inc.	87,828	21,598,662
Carrier Global Corp.	1,267,144	58,123,895
Fortune Brands Home & Security Inc.	283,067	21,026,217
Hayward Holdings Inc.(a)(b)	137,466	2,284,685
Johnson Controls International PLC	1,955,545	128,225,086
Lennox International Inc.	92,351	23,813,629
Masco Corp.	660,974	33,709,674
Owens Corning	282,493	25,848,109
Trane Technologies PLC	332,689	50,801,610

		439,312,260

Capital Markets — 4.8%
Affiliated Managers Group Inc.	114,129	16,086,483
Ameriprise Financial Inc.	138,480	41,593,853
Ares Management Corp., Class A	45,619	3,705,631
Bank of New York Mellon Corp. (The)	2,055,843	102,031,488
BlackRock Inc.(c)	397,613	303,843,926
Carlyle Group Inc. (The)	443,546	21,693,835
Cboe Global Markets Inc.	292,520	33,470,138
Charles Schwab Corp. (The)	4,190,081	353,265,729
CME Group Inc.	999,464	237,732,507
Evercore Inc., Class A	104,341	11,615,240
FactSet Research Systems Inc.	14,304	6,210,082
Franklin Resources Inc.	789,169	22,033,599
Goldman Sachs Group Inc. (The)	857,618	283,099,702
Interactive Brokers Group Inc., Class A	220,299	14,519,907
Intercontinental Exchange Inc.	1,546,413	204,312,086
Invesco Ltd.	913,236	21,059,222
Janus Henderson Group PLC	473,667	16,587,818
Jefferies Financial Group Inc.	597,403	19,624,689
KKR & Co. Inc.	1,542,567	90,193,893
Lazard Ltd., Class A	276,800	9,549,600
Moody’s Corp.	23,822	8,037,781
Morgan Stanley	3,684,375	322,014,375
Morningstar Inc.	5,961	1,628,366
MSCI Inc.	63,833	32,100,339
Nasdaq Inc.	322,864	57,534,365
Northern Trust Corp.	570,490	66,433,561
Raymond James Financial Inc.	486,910	53,516,278
S&P Global Inc.	489,756	200,888,116
SEI Investments Co.	300,183	18,074,018
State Street Corp.	1,012,203	88,183,125
Stifel Financial Corp.	278,713	18,924,613
T Rowe Price Group Inc.	424,818	64,228,233
Tradeweb Markets Inc., Class A(b)	287,067	25,224,577
Virtu Financial Inc., Class A	249,718	9,294,504

		2,778,311,679

Chemicals — 2.0%
Air Products and Chemicals Inc.	614,772	153,637,671
Albemarle Corp.	322,418	71,302,741
Ashland Global Holdings Inc.	143,570	14,128,724
Axalta Coating Systems Ltd.(a)(b)	469,438	11,538,786

Security	Shares	Value

Chemicals (continued)
Celanese Corp.	194,531	$27,792,644
CF Industries Holdings Inc.	594,098	61,227,740
Chemours Co. (The)	214,918	6,765,619
Corteva Inc.	2,028,577	116,602,606
Diversey Holdings Ltd.(a)	44	333
Dow Inc.	1,904,003	121,323,071
DuPont de Nemours Inc.	1,433,192	105,454,267
Eastman Chemical Co.	371,666	41,648,892
Ecolab Inc.	83,531	14,748,233
Element Solutions Inc.	642,765	14,076,553
FMC Corp.	263,022	34,605,805
Huntsman Corp.	586,971	22,017,282
International Flavors & Fragrances Inc.	708,043	92,987,287
LyondellBasell Industries NV, Class A	633,658	65,152,716
Mosaic Co. (The)	1,031,211	68,575,531
NewMarket Corp.	18,531	6,011,086
Olin Corp.	364,856	19,074,672
PPG Industries Inc.	380,257	49,840,285
RPM International Inc.	144,543	11,771,582
Valvoline Inc.	493,940	15,588,746
Westlake Chemical Corp.	73,896	9,118,766

		1,154,991,638

Commercial Services & Supplies — 0.5%
Cintas Corp.	15,417	6,558,238
Clean Harbors Inc.(a)	139,505	15,574,338
Driven Brands Holdings Inc.(a)(b)	142,990	3,757,777
MSA Safety Inc.	71,225	9,451,558
Republic Services Inc.	584,546	77,452,345
Rollins Inc.	44,699	1,566,700
Stericycle Inc.(a)(b)	258,897	15,254,211
Waste Management Inc.	987,152	156,463,592

		286,078,759

Communications Equipment — 1.6%
Arista Networks Inc.(a)(b)	69,042	9,595,457
Ciena Corp.(a)	422,933	25,642,428
Cisco Systems Inc.	11,768,434	656,207,880
F5 Inc.(a)	167,345	34,966,738
Juniper Networks Inc.	890,918	33,106,513
Lumentum Holdings Inc.(a)(b)	205,055	20,013,368
Motorola Solutions Inc.	461,846	111,859,101
Ubiquiti Inc.(b)	1,965	572,129
Viasat Inc.(a)(b)	204,271	9,968,425

		901,932,039

Construction & Engineering — 0.2%
AECOM	372,956	28,646,750
MasTec Inc.(a)(b)	160,339	13,965,527
MDU Resources Group Inc.	567,026	15,111,243
Quanta Services Inc.	394,737	51,951,336
Valmont Industries Inc.	59,343	14,159,240

		123,834,096

Construction Materials — 0.3%
Eagle Materials Inc.	105,314	13,518,105
Martin Marietta Materials Inc.	172,230	66,289,605
Vulcan Materials Co.	369,648	67,904,337

		147,712,047

Consumer Finance — 0.7%
Ally Financial Inc.	941,207	40,923,680
American Express Co.	626,118	117,084,066
Capital One Financial Corp.	1,142,779	150,035,455

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance (continued)
Credit Acceptance Corp.(a)(b)	20,367	$11,209,386
Discover Financial Services	358,334	39,484,823
OneMain Holdings Inc.	297,400	14,099,734
SLM Corp.	767,436	14,090,125
Synchrony Financial	1,179,487	41,057,943

		427,985,212

Containers & Packaging — 0.7%
Amcor PLC	4,219,723	47,809,461
AptarGroup Inc.	184,307	21,656,072
Ardagh Group SA(a)	42,326	711,288
Ardagh Metal Packaging SA(a)(b)	309,582	2,516,902
Avery Dennison Corp.	109,604	19,067,808
Ball Corp.	620,545	55,849,050
Berry Global Group Inc.(a)(b)	369,470	21,414,481
Crown Holdings Inc.	301,209	37,678,234
Graphic Packaging Holding Co.	555,232	11,126,849
International Paper Co.	1,080,919	49,884,412
Packaging Corp. of America	257,836	40,250,778
Sealed Air Corp.	190,233	12,738,002
Silgan Holdings Inc.	225,209	10,411,412
Sonoco Products Co.	265,875	16,633,140
Westrock Co.	723,088	34,006,829

		381,754,718

Distributors — 0.1%
Genuine Parts Co.	390,033	49,151,959
LKQ Corp.	748,133	33,972,719

		83,124,678

Diversified Consumer Services — 0.1%
ADT Inc.	439,417	3,335,175
Bright Horizons Family Solutions Inc.(a)	33,679	4,468,867
Chegg Inc.(a)(b)	78,818	2,859,517
frontdoor Inc.(a)	74,453	2,222,422
Grand Canyon Education Inc.(a)(b)	109,667	10,649,762
H&R Block Inc.	75,220	1,958,729
Mister Car Wash Inc.(a)(b)	42,667	631,045
Service Corp. International	448,556	29,523,956
Terminix Global Holdings Inc.(a)	338,694	15,454,607

		71,104,080

Diversified Financial Services — 3.2%
Apollo Global Management Inc.	365,850	22,679,041
Berkshire Hathaway Inc., Class B(a)	5,107,993	1,802,661,810
Equitable Holdings Inc.	977,078	30,201,481
Voya Financial Inc.	310,825	20,623,239

		1,876,165,571

Diversified Telecommunication Services — 1.9%
AT&T Inc.	19,894,638	470,110,296
Lumen Technologies Inc.	2,874,876	32,399,852
Verizon Communications Inc.	11,700,968	596,047,310

		1,098,557,458

Electric Utilities — 3.4%
Alliant Energy Corp.	704,227	44,000,103
American Electric Power Co. Inc.	1,391,519	138,831,851
Avangrid Inc.	150,855	7,050,963
Constellation Energy Corp.	914,249	51,426,506
Duke Energy Corp.	2,140,081	238,961,444
Edison International	1,036,333	72,646,943
Entergy Corp.	556,948	65,023,679
Evergy Inc.	643,799	43,997,224

Security	Shares	Value

Electric Utilities (continued)
Eversource Energy	952,984	$84,043,659
Exelon Corp.	2,714,147	129,274,822
FirstEnergy Corp.	1,511,779	69,330,185
Hawaiian Electric Industries Inc.	288,900	12,223,359
IDACORP Inc.	138,217	15,944,713
NextEra Energy Inc.	5,461,793	462,668,485
NRG Energy Inc.	372,075	14,272,797
OGE Energy Corp.	548,281	22,358,899
PG&E Corp.(a)(b)	5,533,699	66,072,366
Pinnacle West Capital Corp.	315,436	24,635,551
PPL Corp.	2,105,937	60,145,561
Southern Co. (The)	2,941,988	213,323,550
Xcel Energy Inc.	1,496,458	107,999,374

		1,944,232,034

Electrical Equipment — 1.0%
Acuity Brands Inc.(b)	97,920	18,536,256
AMETEK Inc.	639,985	85,233,202
ChargePoint Holdings Inc.(a)(b)	645,149	12,825,562
Eaton Corp. PLC	1,107,143	168,020,022
Emerson Electric Co.	1,659,020	162,666,911
Fluence Energy Inc.(a)(b)	55,883	732,626
Hubbell Inc.	150,902	27,731,261
nVent Electric PLC	463,468	16,119,417
Regal Rexnord Corp.	149,844	22,293,790
Rockwell Automation Inc.	125,157	35,047,715
Sensata Technologies Holding PLC(a)(b)	436,644	22,203,347
Shoals Technologies Group Inc., Class A(a)(b)	311,245	5,303,615
Sunrun Inc.(a)(b)	562,813	17,092,631

		593,806,355

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	469,038	35,342,013
Arrow Electronics Inc.(a)	187,028	22,187,132
Avnet Inc.	267,026	10,838,585
Coherent Inc.(a)	5,435	1,485,712
Corning Inc.	1,389,799	51,297,481
IPG Photonics Corp.(a)	90,485	9,931,634
Jabil Inc.	81,063	5,004,019
Keysight Technologies Inc.(a)	285,079	45,033,930
Littelfuse Inc.	66,950	16,697,999
National Instruments Corp.	369,401	14,993,987
TD SYNNEX Corp.	118,128	12,191,991
Teledyne Technologies Inc.(a)(b)	127,661	60,336,418
Trimble Inc.(a)	695,852	50,198,763
Vontier Corp.(b)	206,678	5,247,554

		340,787,218

Energy Equipment & Services — 0.6%
Baker Hughes Co.	2,048,242	74,576,491
Halliburton Co.	2,334,624	88,412,211
NOV Inc.	1,094,011	21,453,556
Schlumberger NV	3,889,972	160,694,743

		345,137,001

Entertainment — 1.8%
Activision Blizzard Inc.	2,147,621	172,045,918
Electronic Arts Inc.	781,936	98,922,723
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	68,853	4,346,690
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	553,479	38,654,973
Live Nation Entertainment Inc.(a)(b)	240,732	28,319,713

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
Madison Square Garden Sports Corp.(a)(b)	29,972	$5,375,778
Take-Two Interactive Software Inc.(a)(b)	257,263	39,551,614
Walt Disney Co. (The)(a)	4,798,436	658,153,482
World Wrestling Entertainment Inc., Class A(b)	16,252	1,014,775
Zynga Inc., Class A(a)(b)	1,458,989	13,481,058

		1,059,866,724

Equity Real Estate Investment Trusts (REITs) — 4.7%
Alexandria Real Estate Equities Inc.	462,500	93,078,125
American Campus Communities Inc.	375,868	21,037,332
American Homes 4 Rent, Class A	821,034	32,865,991
Americold Realty Trust	753,885	21,018,314
Apartment Income REIT Corp.	429,342	22,952,623
AvalonBay Communities Inc.	389,119	96,645,486
Boston Properties Inc.	433,175	55,792,940
Brixmor Property Group Inc.	824,219	21,273,092
Camden Property Trust	274,627	45,643,007
Cousins Properties Inc.	406,754	16,388,119
CubeSmart	611,253	31,803,494
Digital Realty Trust Inc.	780,042	110,609,956
Douglas Emmett Inc.	456,088	15,242,461
Duke Realty Corp.	1,055,065	61,257,074
EPR Properties	206,048	11,272,886
Equinix Inc.	72,065	53,444,845
Equity LifeStyle Properties Inc.	239,154	18,290,498
Equity Residential	1,029,360	92,560,051
Essex Property Trust Inc.	180,070	62,210,584
Extra Space Storage Inc.	331,962	68,251,387
Federal Realty Investment Trust	218,573	26,681,206
First Industrial Realty Trust Inc.	353,154	21,863,764
Gaming and Leisure Properties Inc.	649,791	30,494,692
Healthcare Trust of America Inc., Class A	596,424	18,691,928
Healthpeak Properties Inc.	1,487,815	51,076,689
Highwoods Properties Inc.	281,671	12,883,632
Host Hotels & Resorts Inc.	1,955,898	38,003,098
Hudson Pacific Properties Inc.	412,293	11,441,131
Invitation Homes Inc.	1,668,653	67,046,478
Iron Mountain Inc.	232,583	12,887,424
JBG SMITH Properties	329,435	9,626,091
Kilroy Realty Corp.	322,459	24,642,317
Kimco Realty Corp.	1,613,991	39,865,578
Lamar Advertising Co., Class A	26,440	3,071,799
Life Storage Inc.	227,170	31,901,483
Medical Properties Trust Inc.	1,641,788	34,707,398
Mid-America Apartment Communities Inc.	322,492	67,545,949
National Retail Properties Inc.	485,976	21,839,761
Omega Healthcare Investors Inc.	657,462	20,486,516
Orion Office REIT Inc.	155,357	2,174,998
Park Hotels & Resorts Inc.	652,210	12,737,661
Prologis Inc.	2,053,710	331,633,091
Public Storage	98,132	38,298,957
Rayonier Inc.	390,008	16,037,129
Realty Income Corp.	1,571,922	108,934,195
Regency Centers Corp.	470,686	33,578,739
Rexford Industrial Realty Inc.	448,074	33,421,840
SBA Communications Corp.	252,313	86,820,903
Simon Property Group Inc.	116,815	15,368,181
SL Green Realty Corp.	182,893	14,847,254
Spirit Realty Capital Inc.	354,974	16,335,904
STORE Capital Corp.	682,371	19,945,704
Sun Communities Inc.	319,367	55,981,841

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
UDR Inc.	882,790	$50,645,662
Ventas Inc.	1,106,583	68,342,566
VICI Properties Inc.	1,747,712	49,739,884
Vornado Realty Trust	482,556	21,869,438
Welltower Inc.	1,210,221	116,350,647
Weyerhaeuser Co.	2,080,550	78,852,845
WP Carey Inc.	527,141	42,614,078

		2,710,926,716

Food & Staples Retailing — 1.6%
Albertsons Companies Inc., Class A	459,941	15,293,038
Casey’s General Stores Inc.	102,951	20,401,800
Costco Wholesale Corp.	80,261	46,218,297
Grocery Outlet Holding Corp.(a)(b)	240,131	7,871,494
Kroger Co. (The)	2,036,290	116,821,957
U.S. Foods Holding Corp.(a)(b)	619,687	23,318,822
Walgreens Boots Alliance Inc.	1,994,473	89,292,556
Walmart Inc.	3,938,568	586,531,547

		905,749,511

Food Products — 1.8%
Archer-Daniels-Midland Co.	1,547,541	139,681,051
Beyond Meat Inc.(a)(b)	23,941	1,156,590
Bunge Ltd.	381,581	42,282,991
Campbell Soup Co.	547,391	24,397,217
Conagra Brands Inc.	1,317,442	44,226,528
Darling Ingredients Inc.(a)(b)	421,020	33,841,587
Flowers Foods Inc.	514,727	13,233,631
General Mills Inc.	1,680,986	113,836,372
Hain Celestial Group Inc. (The)(a)	245,958	8,460,955
Hershey Co. (The)	57,200	12,391,236
Hormel Foods Corp.	796,179	41,035,066
Ingredion Inc.	185,792	16,191,773
JM Smucker Co. (The)	291,267	39,440,464
Kellogg Co.	392,546	25,315,291
Kraft Heinz Co. (The)	1,930,523	76,043,301
Lamb Weston Holdings Inc.	288,169	17,264,205
McCormick & Co. Inc./MD, NVS	693,343	69,195,631
Mondelez International Inc., Class A	3,835,748	240,808,259
Pilgrim’s Pride Corp.(a)	94,458	2,370,896
Post Holdings Inc.(a)	159,310	11,033,811
Seaboard Corp.	622	2,615,815
Tyson Foods Inc., Class A	798,165	71,539,529

		1,046,362,199

Gas Utilities — 0.1%
Atmos Energy Corp.	373,927	44,680,537
National Fuel Gas Co.	244,012	16,763,624
UGI Corp.	585,563	21,209,092

		82,653,253

Health Care Equipment & Supplies — 3.0%
Abbott Laboratories	2,420,727	286,517,248
Baxter International Inc.	1,397,743	108,380,992
Becton Dickinson and Co.	795,944	211,721,104
Boston Scientific Corp.(a)	3,945,153	174,730,826
Cooper Companies Inc. (The)	134,922	56,342,078
DENTSPLY SIRONA Inc.	605,894	29,822,103
Envista Holdings Corp.(a)(b)	451,438	21,989,545
Figs Inc., Class A(a)(b)	157,681	3,393,295
Globus Medical Inc., Class A(a)	207,048	15,276,001
Hologic Inc.(a)	688,453	52,886,959
ICU Medical Inc.(a)(b)	54,746	12,188,649

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Integra LifeSciences Holdings Corp.(a)	195,645	$12,572,148
Masimo Corp.(a)	35,879	5,221,830
Medtronic PLC	3,739,940	414,946,343
Quidel Corp.(a)(b)	97,603	10,976,433
ResMed Inc.	38,141	9,249,574
STERIS PLC	206,619	49,954,276
Stryker Corp.	555,657	148,554,899
Tandem Diabetes Care Inc.(a)(b)	9,947	1,156,737
Teleflex Inc.	107,223	38,045,937
Zimmer Biomet Holdings Inc.	579,563	74,126,108
Zimvie Inc.(a)	57,974	1,324,126

		1,739,377,211

Health Care Providers & Services — 5.1%
Acadia Healthcare Co. Inc.(a)	244,674	16,033,487
agilon health Inc.(a)(b)	28,752	728,863
Amedisys Inc.(a)(b)	7,610	1,311,127
AmerisourceBergen Corp.	415,503	64,282,469
Anthem Inc.	681,254	334,645,590
Cardinal Health Inc.	308,845	17,511,511
Centene Corp.(a)(b)	1,608,314	135,403,956
Chemed Corp.	30,462	15,430,526
Cigna Corp.	905,160	216,885,388
CVS Health Corp.	3,666,855	371,122,395
DaVita Inc.(a)(b)	57,324	6,483,918
Encompass Health Corp.	115,132	8,187,037
Henry Schein Inc.(a)(b)	385,681	33,627,526
Humana Inc.	358,589	156,047,175
Laboratory Corp. of America Holdings(a)	258,408	68,131,853
McKesson Corp.	357,732	109,512,497
Molina Healthcare Inc.(a)	135,825	45,309,862
Oak Street Health Inc.(a)(b)	26,158	703,127
Premier Inc., Class A	329,807	11,737,831
Quest Diagnostics Inc.	342,001	46,806,257
Signify Health Inc., Class A(a)(b)	207,586	3,767,686
UnitedHealth Group Inc.	2,439,057	1,243,845,898
Universal Health Services Inc., Class B(b)	200,541	29,068,418

		2,936,584,397

Health Care Technology — 0.2%
Cerner Corp.	811,397	75,914,303
Certara Inc.(a)(b)	153,724	3,301,991
Change Healthcare Inc.(a)(b)	700,740	15,276,132
Definitive Healthcare Corp.(a)(b)	47,767	1,177,457
Teladoc Health Inc.(a)(b)	419,824	30,281,905

		125,951,788

Hotels, Restaurants & Leisure — 1.6%
Aramark	630,807	23,718,343
Boyd Gaming Corp.	178,737	11,757,320
Caesars Entertainment Inc.(a)(b)	211,786	16,383,765
Carnival Corp.(a)(b)	2,410,671	48,743,767
Darden Restaurants Inc.	111,782	14,861,417
Domino’s Pizza Inc.	32,597	13,267,305
Hilton Worldwide Holdings Inc.(a)	248,597	37,722,109
Hyatt Hotels Corp., Class A(a)	137,560	13,130,102
Marriott Vacations Worldwide Corp.	118,739	18,725,140
McDonald’s Corp.	1,710,038	422,858,197
MGM Resorts International	1,053,004	44,162,988
Norwegian Cruise Line Holdings Ltd.(a)(b)	1,011,350	22,128,338
Penn National Gaming Inc.(a)(b)	422,446	17,920,159
Planet Fitness Inc., Class A(a)(b)	77,893	6,580,401

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Royal Caribbean Cruises Ltd.(a)(b)	608,983	$51,020,596
Six Flags Entertainment Corp.(a)	131,003	5,698,630
Travel + Leisure Co.	87,504	5,069,982
Wyndham Hotels & Resorts Inc.	93,541	7,921,987
Yum China Holdings Inc.	1,107,028	45,985,943
Yum! Brands Inc.	738,728	87,561,430

		915,217,919

Household Durables — 0.5%
DR Horton Inc.	538,530	40,125,870
Garmin Ltd.	421,872	50,038,238
Leggett & Platt Inc.	377,680	13,143,264
Lennar Corp., Class A	717,624	58,249,540
Lennar Corp., Class B	38,242	2,613,841
Mohawk Industries Inc.(a)	155,295	19,287,639
Newell Brands Inc.	1,042,303	22,315,707
NVR Inc.(a)	2,877	12,852,336
PulteGroup Inc.	481,253	20,164,501
Toll Brothers Inc.	187,364	8,809,855
TopBuild Corp.(a)	14,990	2,719,036
Whirlpool Corp.	159,959	27,637,716

		277,957,543

Household Products — 2.2%
Church & Dwight Co. Inc.	637,900	63,394,502
Clorox Co. (The)	66,041	9,181,680
Colgate-Palmolive Co.	1,089,906	82,647,572
Kimberly-Clark Corp.	465,848	57,373,840
Procter & Gamble Co. (The)	6,702,004	1,024,066,211
Reynolds Consumer Products Inc.	150,738	4,422,653
Spectrum Brands Holdings Inc.	111,659	9,906,386

		1,250,992,844

Independent Power and Renewable Electricity Producers — 0.2%
AES Corp. (The)	1,858,457	47,818,098
Brookfield Renewable Corp., Class A	271,846	11,906,855
Vistra Corp.	1,330,172	30,926,499

		90,651,452

Industrial Conglomerates — 1.6%
3M Co.	1,353,669	201,534,241
General Electric Co.	3,043,845	278,511,818
Honeywell International Inc.	1,496,466	291,182,354
Roper Technologies Inc.	291,544	137,675,823

		908,904,236

Insurance — 4.2%
Aflac Inc.	1,797,714	115,754,804
Alleghany Corp.(a)	33,185	28,107,695
Allstate Corp. (The)	781,022	108,179,357
American Financial Group Inc./OH	185,873	27,066,826
American International Group Inc.	2,312,222	145,138,175
Aon PLC, Class A	249,711	81,313,393
Arch Capital Group Ltd.(a)	791,066	38,303,416
Arthur J Gallagher & Co.	571,310	99,750,726
Assurant Inc.	157,278	28,597,859
Assured Guaranty Ltd.	190,234	12,110,296
Axis Capital Holdings Ltd.	214,931	12,996,878
Brighthouse Financial Inc.(a)	223,208	11,530,925
Brown & Brown Inc.	613,566	44,342,415
Chubb Ltd.	1,195,251	255,664,189
Cincinnati Financial Corp.	415,669	56,514,357
CNA Financial Corp.	68,280	3,319,774
Erie Indemnity Co., Class A, NVS	21,255	3,743,643

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Everest Re Group Ltd.	84,464	$25,455,760
Fidelity National Financial Inc.	749,832	36,621,795
First American Financial Corp.	291,969	18,925,431
Globe Life Inc.	283,211	28,491,027
GoHealth Inc., Class A(a)(b)	96	113
Hanover Insurance Group Inc. (The)	98,293	14,696,769
Hartford Financial Services Group Inc. (The)	933,046	67,002,033
Kemper Corp.	166,468	9,412,101
Lemonade Inc.(a)(b)	95,197	2,510,345
Lincoln National Corp.	430,723	28,152,055
Loews Corp.	581,567	37,697,173
Markel Corp.(a)(b)	31,566	46,567,426
Marsh & McLennan Companies Inc.	1,249,633	212,962,456
Mercury General Corp.	68,510	3,768,050
MetLife Inc.	1,942,005	136,484,111
Old Republic International Corp.	789,504	20,424,468
Primerica Inc.	106,852	14,619,491
Principal Financial Group Inc.	714,155	52,426,119
Progressive Corp. (The)	1,624,530	185,180,175
Prudential Financial Inc.	1,051,135	124,212,623
Reinsurance Group of America Inc.	190,753	20,879,823
RenaissanceRe Holdings Ltd.	67,680	10,727,957
Travelers Companies Inc. (The)	672,538	122,892,869
Unum Group	552,400	17,406,124
W R Berkley Corp.	577,529	38,457,656
White Mountains Insurance Group Ltd.(b)	8,358	9,496,694
Willis Towers Watson PLC	344,842	81,458,577

		2,439,363,949

Interactive Media & Services — 1.2%
Alphabet Inc., Class A(a)	116,309	323,496,037
Alphabet Inc., Class C, NVS(a)	106,963	298,746,590
IAC/InterActiveCorp.(a)(b)	214,787	21,538,840
TripAdvisor Inc.(a)	126,633	3,434,287
Twitter Inc.(a)	1,940,330	75,071,368
Vimeo Inc.(a)(b)	24	285

		722,287,407

Internet & Direct Marketing Retail — 0.0%
DoorDash Inc., Class A(a)(b)	44,611	5,227,963
Qurate Retail Inc., Series A	994,664	4,734,601
Wayfair Inc., Class A(a)(b)	94,440	10,462,063

		20,424,627

IT Services — 2.6%
Accenture PLC, Class A	346,735	116,929,444
Akamai Technologies Inc.(a)(b)	450,700	53,809,073
Alliance Data Systems Corp.	141,575	7,949,436
Amdocs Ltd.	342,887	28,188,740
Automatic Data Processing Inc.	91,470	20,813,084
Broadridge Financial Solutions Inc.	28,575	4,449,413
Cloudflare Inc., Class A(a)	41,494	4,966,832
Cognizant Technology Solutions Corp., Class A	1,464,443	131,316,604
Concentrix Corp.	114,819	19,124,253
DXC Technology Co.(a)	678,528	22,140,369
Euronet Worldwide Inc.(a)(b)	37,878	4,929,822
Fastly Inc., Class A(a)(b)	267,204	4,644,006
Fidelity National Information Services Inc.	1,692,071	169,917,770
Fiserv Inc.(a)(b)	1,550,391	157,209,647
FleetCor Technologies Inc.(a)	171,072	42,607,192
Genpact Ltd.	489,390	21,293,359
Global Payments Inc.	788,067	107,839,088

Security	Shares	Value

IT Services (continued)
GoDaddy Inc., Class A(a)	420,160	$35,167,392
International Business Machines Corp.	2,485,799	323,203,586
Jack Henry & Associates Inc.	146,201	28,808,907
Kyndryl Holdings Inc.(a)	656,608	8,614,697
Paychex Inc.	113,092	15,433,665
Paysafe Ltd.(a)(b)	1,000,717	3,392,431
Snowflake Inc., Class A(a)	33,185	7,603,679
SolarWinds Corp.	95,659	1,273,221
StoneCo Ltd., Class A(a)(b)	41,810	489,177
Thoughtworks Holding Inc.(a)(b)	52,100	1,084,201
Twilio Inc., Class A(a)	332,779	54,845,307
VeriSign Inc.(a)	271,094	60,307,571
Western Union Co. (The)	822,642	15,416,311
WEX Inc.(a)	40,310	7,193,319

		1,480,961,596

Leisure Products — 0.1%
Brunswick Corp./DE	191,939	15,525,946
Hasbro Inc.	356,248	29,183,836
Polaris Inc.	48,199	5,076,319

		49,786,101

Life Sciences Tools & Services — 2.3%
Adaptive Biotechnologies Corp.(a)(b)	32,561	451,947
Agilent Technologies Inc.	90,486	11,974,012
Azenta Inc.	35,283	2,924,255
Bio-Rad Laboratories Inc., Class A(a)	59,872	33,721,707
Charles River Laboratories International Inc.(a)(b)	8,049	2,285,675
Danaher Corp.	1,673,994	491,032,660
IQVIA Holdings Inc.(a)	267,874	61,935,148
PerkinElmer Inc.(b)	352,729	61,537,101
QIAGEN NV(a)(b)	632,715	31,003,035
Repligen Corp.(a)	6,755	1,270,548
Syneos Health Inc.(a)	250,275	20,259,761
Thermo Fisher Scientific Inc.	995,633	588,070,631
Waters Corp.(a)	10,887	3,379,216

		1,309,845,696

Machinery — 1.7%
AGCO Corp.	156,108	22,796,451
Allison Transmission Holdings Inc.	69,503	2,728,688
Caterpillar Inc.	207,518	46,239,161
Colfax Corp.(a)	387,901	15,434,581
Crane Co.	133,190	14,421,813
Cummins Inc.	398,837	81,805,457
Donaldson Co. Inc.	307,308	15,958,504
Dover Corp.	398,779	62,568,425
Flowserve Corp.	369,724	13,273,092
Fortive Corp.	907,906	55,318,713
Gates Industrial Corp. PLC(a)(b)	250,106	3,766,596
Graco Inc.	173,536	12,098,930
IDEX Corp.	213,572	40,948,160
Illinois Tool Works Inc.	88,657	18,564,776
Ingersoll Rand Inc.(b)	1,094,279	55,096,948
ITT Inc.	235,238	17,692,250
Middleby Corp. (The)(a)	105,556	17,304,851
Nordson Corp.	132,293	30,041,094
Oshkosh Corp.	184,983	18,618,539
Otis Worldwide Corp.	1,180,986	90,876,873
PACCAR Inc.	946,193	83,331,217
Parker-Hannifin Corp.	299,664	85,032,657
Pentair PLC	460,765	24,978,071

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Snap-on Inc.	146,149	$30,030,696
Stanley Black & Decker Inc.	448,103	62,640,318
Timken Co. (The)	172,712	10,483,618
Toro Co. (The)	15,912	1,360,317
Westinghouse Air Brake Technologies Corp.	497,479	47,842,555
Xylem Inc./NY	173,298	14,775,387

		996,028,738

Marine — 0.0%
Kirby Corp.(a)	164,282	11,859,518

Media — 1.8%
Altice USA Inc., Class A(a)	187,517	2,340,212
Cable One Inc.	6,921	10,134,005
Charter Communications Inc., Class A(a)	17,492	9,542,236
Comcast Corp., Class A	12,531,383	586,719,352
Discovery Inc., Class A(a)(b)	445,690	11,106,595
Discovery Inc., Class C, NVS(a)	881,700	22,016,049
DISH Network Corp., Class A(a)(b)	679,491	21,505,890
Fox Corp., Class A, NVS	868,478	34,261,457
Fox Corp., Class B	401,644	14,571,644
Interpublic Group of Companies Inc. (The)	1,092,360	38,724,162
Liberty Broadband Corp., Class A(a)(b)	67,909	8,900,153
Liberty Broadband Corp., Class C, NVS(a)	390,330	52,819,456
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	269,920	12,338,043
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	437,331	19,999,147
Loyalty Ventures Inc.(a)(b)	44,368	733,403
New York Times Co. (The), Class A	463,070	21,227,129
News Corp., Class A, NVS	1,092,565	24,200,315
News Corp., Class B	321,779	7,246,463
Nexstar Media Group Inc., Class A	102,052	19,234,761
Omnicom Group Inc.	576,278	48,914,477
Paramount Global, Class B, NVS	1,620,176	61,258,855
Sirius XM Holdings Inc.(b)	2,471,868	16,363,766
ViacomCBS Inc., Class A	16,874	681,878

		1,044,839,448

Metals & Mining — 1.1%
Alcoa Corp.	511,350	46,036,840
Cleveland-Cliffs Inc.(a)	1,244,889	40,097,875
Freeport-McMoRan Inc.	2,876,161	143,060,248
Newmont Corp.	2,236,582	177,696,440
Nucor Corp.	759,852	112,952,000
Reliance Steel & Aluminum Co.	175,446	32,168,024
Royal Gold Inc.	182,483	25,781,198
Southern Copper Corp.	20,315	1,541,909
Steel Dynamics Inc.	424,901	35,449,490
United States Steel Corp.	711,528	26,853,067

		641,637,091

Mortgage Real Estate Investment — 0.1%
AGNC Investment Corp.	1,430,731	18,742,576
Annaly Capital Management Inc.	3,980,538	28,022,988
New Residential Investment Corp.	1,185,852	13,020,655
Starwood Property Trust Inc.	816,096	19,725,040

		79,511,259

Multi-Utilities — 1.5%
Ameren Corp.	707,343	66,320,480
CenterPoint Energy Inc.	1,638,060	50,190,158
CMS Energy Corp.	802,129	56,100,902
Consolidated Edison Inc.	985,025	93,262,167

Security	Shares	Value

Multi-Utilities (continued)
Dominion Energy Inc.	2,240,269	$190,355,657
DTE Energy Co.	536,860	70,978,261
NiSource Inc.	1,105,815	35,164,917
Public Service Enterprise Group Inc.	1,403,241	98,226,870
Sempra Energy	889,004	149,459,353
WEC Energy Group Inc.	876,530	87,486,459

		897,545,224

Multiline Retail — 0.6%
Dollar General Corp.	371,112	82,620,664
Dollar Tree Inc.(a)(b)	618,793	99,099,699
Kohl’s Corp.	385,245	23,291,913
Nordstrom Inc.	47,884	1,298,135
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	175,199	7,526,549
Target Corp.	735,045	155,991,250

		369,828,210

Oil, Gas & Consumable Fuels — 6.5%
Antero Midstream Corp.	918,765	9,986,976
APA Corp.	1,011,119	41,789,548
Chevron Corp.	5,387,463	877,240,600
ConocoPhillips	3,676,012	367,601,200
Continental Resources Inc./OK	162,674	9,976,796
Coterra Energy Inc.	1,848,934	49,865,750
Devon Energy Corp.	1,873,577	110,784,608
Diamondback Energy Inc.	261,713	35,875,618
DTE Midstream LLC(a)	278,506	15,111,736
EOG Resources Inc.	1,428,722	170,346,524
EQT Corp.	845,010	29,076,794
Exxon Mobil Corp.	11,793,335	974,011,538
Hess Corp.	719,089	76,971,287
HF Sinclair Corp.	415,433	16,555,005
Kinder Morgan Inc.	5,434,996	102,775,774
Marathon Oil Corp.	2,151,796	54,031,598
Marathon Petroleum Corp.	1,709,174	146,134,377
Occidental Petroleum Corp.	2,050,478	116,344,122
ONEOK Inc.	1,232,875	87,077,961
Phillips 66	1,298,611	112,187,004
Pioneer Natural Resources Co.	333,960	83,500,019
Targa Resources Corp.	633,836	47,835,603
Valero Energy Corp.	1,131,402	114,882,559
Williams Companies Inc. (The)	3,393,171	113,365,843

		3,763,328,840

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	233,064	14,477,936
Sylvamo Corp.(a)	98,212	3,268,495

		17,746,431

Personal Products — 0.0%
Coty Inc., Class A(a)	1,019,979	9,169,611
Herbalife Nutrition Ltd.(a)(b)	230,487	6,997,586
Olaplex Holdings Inc.(a)(b)	181,410	2,835,438

		19,002,635

Pharmaceuticals — 6.0%
Bristol-Myers Squibb Co.	6,074,031	443,586,484
Catalent Inc.(a)(b)	365,998	40,589,178
Elanco Animal Health Inc.(a)(b)	1,236,747	32,266,729
Eli Lilly & Co.	495,158	141,798,397
Jazz Pharmaceuticals PLC(a)(b)	169,677	26,413,619
Johnson & Johnson	7,337,439	1,300,414,314
Merck & Co. Inc.	7,055,018	578,864,227
Nektar Therapeutics(a)(b)	499,501	2,692,310

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Organon & Co.	709,352	$24,777,665
Perrigo Co. PLC	377,347	14,501,445
Pfizer Inc.	15,546,340	804,834,022
Royalty Pharma PLC, Class A	364,243	14,190,907
Viatris Inc.	3,357,419	36,528,719
Zoetis Inc.	67,347	12,700,971

		3,474,158,987

Professional Services — 0.6%
CACI International Inc., Class A(a)(b)	65,569	19,753,317
Clarivate PLC(a)(b)	1,297,690	21,749,284
CoStar Group Inc.(a)	244,104	16,259,767
Dun & Bradstreet Holdings Inc.(a)(b)	435,280	7,626,106
Equifax Inc.	208,078	49,335,294
FTI Consulting Inc.(a)(b)	92,191	14,494,269
Jacobs Engineering Group Inc.	362,798	49,997,192
Legalzoomcom Inc.(a)(b)	107,518	1,520,305
Leidos Holdings Inc.	392,208	42,366,308
ManpowerGroup Inc.	153,301	14,398,030
Nielsen Holdings PLC	1,002,443	27,306,547
Robert Half International Inc.	37,009	4,225,688
Science Applications International Corp.	158,554	14,613,922
TransUnion	171,272	17,699,249
Verisk Analytics Inc.	160,594	34,468,290

		335,813,568

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(a)	884,031	80,906,517
Howard Hughes Corp. (The)(a)(b)	116,122	12,031,400
Jones Lang LaSalle Inc.(a)	140,710	33,694,417
Opendoor Technologies Inc.(a)(b)	1,014,653	8,776,749

		135,409,083

Road & Rail — 1.2%
AMERCO	25,548	15,250,623
CSX Corp.	6,163,540	230,824,573
JB Hunt Transport Services Inc.	28,490	5,720,507
Knight-Swift Transportation Holdings Inc.	441,210	22,263,457
Landstar System Inc.	8,759	1,321,120
Norfolk Southern Corp.	666,598	190,127,082
Old Dominion Freight Line Inc.	22,064	6,590,076
Ryder System Inc.	148,987	11,819,139
Schneider National Inc., Class B	163,323	4,164,736
TuSimple Holdings Inc., Class A(a)(b)	323,967	3,952,397
Uber Technologies Inc.(a)	634,338	22,633,180
Union Pacific Corp.	658,078	179,793,490
XPO Logistics Inc.(a)	37,975	2,764,580

		697,224,960

Semiconductors & Semiconductor Equipment — 2.7%
Analog Devices Inc.	879,845	145,332,797
Cirrus Logic Inc.(a)	158,851	13,468,976
First Solar Inc.(a)	296,944	24,866,091
GLOBALFOUNDRIES Inc.(a)(b)	69,133	4,315,282
Intel Corp.	11,256,147	557,854,645
Marvell Technology Inc.	2,343,959	168,085,300
Microchip Technology Inc.	239,917	18,027,363
Micron Technology Inc.	2,693,517	209,798,039
MKS Instruments Inc.	23,333	3,499,950
NXP Semiconductors NV	513,149	94,973,617
ON Semiconductor Corp.(a)(b)	534,447	33,461,727
Qorvo Inc.(a)	301,732	37,444,941
Skyworks Solutions Inc.	242,007	32,254,693

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments Inc.	976,350	$179,140,698
Wolfspeed Inc.(a)(b)	324,895	36,992,545

		1,559,516,664

Software — 1.5%
ANSYS Inc.(a)	141,342	44,897,286
Black Knight Inc.(a)	422,231	24,485,176
C3.ai Inc., Class A(a)(b)	144,754	3,285,916
CDK Global Inc.	268,152	13,053,639
Ceridian HCM Holding Inc.(a)(b)	369,624	25,267,497
Citrix Systems Inc.	222,122	22,412,110
Datto Holding Corp.(a)(b)	65,226	1,742,839
Dolby Laboratories Inc., Class A	185,351	14,498,155
Duck Creek Technologies Inc.(a)	181,620	4,017,434
Dynatrace Inc.(a)	41,218	1,941,368
Guidewire Software Inc.(a)(b)	228,335	21,605,058
Informatica Inc.(a)(b)	25,945	512,154
Jamf Holding Corp.(a)(b)	22,136	770,554
Mandiant Inc.(a)	462,089	10,309,206
Manhattan Associates Inc.(a)(b)	80,699	11,193,758
N-able Inc.(a)(b)	147,734	1,344,379
NCR Corp.(a)	230,531	9,265,041
NortonLifeLock Inc.	1,107,773	29,378,140
Oracle Corp.	303,894	25,141,151
Paycor HCM Inc.(a)(b)	36,510	1,062,806
Pegasystems Inc.	6,277	506,240
Procore Technologies Inc.(a)(b)	46,129	2,673,637
salesforce.com Inc.(a)	2,104,478	446,822,769
SS&C Technologies Holdings Inc.	628,522	47,151,720
Synopsys Inc.(a)	156,045	52,005,117
Teradata Corp.(a)	43,496	2,143,918
Tyler Technologies Inc.(a)	15,310	6,811,266
VMware Inc., Class A	391,568	44,587,848

		868,886,182

Specialty Retail — 0.7%
Advance Auto Parts Inc.	171,484	35,490,329
AutoNation Inc.(a)(b)	119,199	11,869,836
AutoZone Inc.(a)(b)	45,139	92,290,297
Bath & Body Works Inc.	279,480	13,359,144
Best Buy Co. Inc.	515,944	46,899,310
Burlington Stores Inc.(a)(b)	11,442	2,084,389
CarMax Inc.(a)(b)	414,142	39,956,420
Dick’s Sporting Goods Inc.	168,240	16,827,365
Foot Locker Inc.	242,003	7,177,809
Gap Inc. (The)	576,786	8,121,147
Leslie’s Inc.(a)(b)	59,233	1,146,751
Lithia Motors Inc.	74,274	22,291,113
O’Reilly Automotive Inc.(a)	128,670	88,133,803
Penske Automotive Group Inc.	84,993	7,965,544
Petco Health & Wellness Co. Inc.(a)(b)	136,271	2,666,823
Victoria’s Secret & Co.(a)(b)	82,691	4,247,010
Vroom Inc.(a)(b)	236,164	628,196
Williams-Sonoma Inc.	49,740	7,212,300

		408,367,586

Technology Hardware, Storage & Peripherals — 0.4%
Dell Technologies Inc., Class C(a)	381,741	19,159,581
Hewlett Packard Enterprise Co.	3,637,973	60,790,529
HP Inc.	1,968,428	71,453,936
NetApp Inc.	211,669	17,568,527
Pure Storage Inc., Class A(a)	48,336	1,706,744

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp.(a)	876,090	$43,497,869
Xerox Holdings Corp.	353,441	7,128,905

		221,306,091

Textiles, Apparel & Luxury Goods — 0.3%
Capri Holdings Ltd.(a)(b)	402,460	20,682,419
Carter’s Inc.	114,538	10,536,351
Columbia Sportswear Co.	102,647	9,292,633
Deckers Outdoor Corp.(a)	64,590	17,682,804
Hanesbrands Inc.	379,203	5,646,333
PVH Corp.	193,818	14,848,397
Ralph Lauren Corp.	126,615	14,363,206
Skechers U.S.A. Inc., Class A(a)(b)	319,342	13,016,380
Tapestry Inc.	663,176	24,636,988
Under Armour Inc., Class A(a)(b)	545,856	9,290,469
Under Armour Inc., Class C, NVS(a)(b)	537,300	8,360,388
VF Corp.	326,974	18,591,742

		166,948,110

Thrifts & Mortgage Finance — 0.0%
MGIC Investment Corp.	882,870	11,962,888
New York Community Bancorp. Inc.	1,280,907	13,731,323
TFS Financial Corp.	123,144	2,044,190
UWM Holdings Corp.	130,803	592,538

		28,330,939

Tobacco — 0.9%
Altria Group Inc.	2,246,703	117,390,232
Philip Morris International Inc.	4,337,789	407,491,898

		524,882,130

Trading Companies & Distributors — 0.2%
Air Lease Corp.	293,044	13,084,415
Core & Main Inc., Class A(a)(b)	75,538	1,827,264
Fastenal Co.	176,635	10,492,119
MSC Industrial Direct Co. Inc., Class A	122,736	10,458,335
SiteOne Landscape Supply Inc.(a)(b)	59,302	9,588,540
United Rentals Inc.(a)	131,228	46,613,498
Univar Solutions Inc.(a)	463,089	14,883,680

Security	Shares	Value

Trading Companies & Distributors (continued)
Watsco Inc.	91,570	$27,895,885
WW Grainger Inc.	22,054	11,375,233

		146,218,969

Water Utilities — 0.2%
American Water Works Co. Inc.	507,681	84,036,436
Essential Utilities Inc.	642,967	32,874,903

		116,911,339

Wireless Telecommunication Services — 0.4%
T-Mobile U.S. Inc.(a)	1,643,134	210,896,249

Total Common Stocks — 99.8% (Cost: $47,242,885,789)		57,854,734,089

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	555,483,114	555,372,018
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	115,810,000	115,810,000

		671,182,018

Total Short-Term Investments — 1.2% (Cost: $671,106,509)		671,182,018

Total Investments in Securities — 101.0% (Cost: $47,913,992,298)		58,525,916,107

Other Assets, Less Liabilities — (1.0)%		(560,398,222)

Net Assets — 100.0%		$57,965,517,885

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period end.

(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$337,957,467	$217,805,969	(a)	$—	$(171,202)	$(220,216)	$555,372,018	555,483,114	$1,196,893	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	70,950,000	44,860,000	(a)	—	—	—	115,810,000	115,810,000	22,845		—
BlackRock Inc.	297,510,354	87,749,483		(84,695,625)	31,828,868	(28,549,154)	303,843,926	397,613	6,789,561		—

					$31,657,666	$(28,769,370)	$975,025,944		$8,009,299		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 Value ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
DIJA Mini e-CBOT Index	328	06/17/22	$56,773	$2,587,023
S&P 500 E-Mini Index	44	06/17/22	9,968	621,605
S&P Mid 400 E-Mini Index	116	06/17/22	31,195	1,221,804

				$4,430,432

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$4,430,432

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$5,497,462

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$3,945,636

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$117,462,002

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) March 31, 2022	iShares® Russell 1000 Value ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$57,854,022,801	$711,288	$—	$57,854,734,089
Money Market Funds	671,182,018	—	—	671,182,018

	$58,525,204,819	$711,288	$—	$58,525,916,107

Derivative financial instruments(a)
Assets
Futures Contracts	$4,430,432	$—	$—	$4,430,432

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
AAR Corp.(a)	776,003	$37,581,825
Aerojet Rocketdyne Holdings Inc.(a)	1,690,363	66,515,784
Aerovironment Inc.(a)(b)	509,585	47,972,332
AerSale Corp.(a)(b)	319,128	5,016,692
Astronics Corp.(a)(b)	557,153	7,203,988
Byrna Technologies Inc.(a)(b)	415,902	3,397,919
Cadre Holdings Inc.	128,046	3,144,810
Ducommun Inc.(a)(b)	244,657	12,817,580
Kaman Corp.	616,439	26,802,768
Kratos Defense & Security Solutions Inc.(a)(b)	2,764,996	56,627,118
Maxar Technologies Inc.(b)	1,636,644	64,581,972
Moog Inc., Class A	671,553	58,962,354
National Presto Industries Inc.	115,590	8,894,651
Park Aerospace Corp.	448,832	5,857,258
Parsons Corp.(a)(b)	589,267	22,804,633
Triumph Group Inc.(a)(b)	1,448,744	36,624,248
Vectrus Inc.(a)	258,912	9,284,584

		474,090,516

Air Freight & Logistics — 0.4%
Air Transport Services Group Inc.(a)(b)	1,333,942	44,620,360
Atlas Air Worldwide Holdings Inc.(a)(b)	649,015	56,055,426
Forward Air Corp.	618,139	60,441,631
Hub Group Inc., Class A(a)(b)	750,178	57,921,243
Radiant Logistics Inc.(a)	883,106	5,625,385

		224,664,045

Airlines — 0.3%
Allegiant Travel Co.(a)	346,312	56,237,606
Frontier Group Holdings Inc.(a)(b)	804,022	9,109,569
Hawaiian Holdings Inc.(a)(b)	1,142,117	22,499,705
Mesa Air Group Inc.(a)(b)	850,307	3,741,351
SkyWest Inc.(a)	1,126,292	32,493,524
Spirit Airlines Inc.(a)(b)	2,218,949	48,528,415
Sun Country Airlines Holdings Inc.(a)(b)	734,036	19,217,062

		191,827,232

Auto Components — 1.2%
Adient PLC(a)(b)	2,140,683	87,275,646
American Axle & Manufacturing Holdings Inc.(a)	2,564,119	19,897,563
Cooper-Standard Holdings Inc.(a)(b)	381,474	3,345,527
Dana Inc.	3,284,758	57,713,198
Dorman Products Inc.(a)(b)	599,106	56,933,043
Fox Factory Holding Corp.(a)(b)	956,068	93,646,861
Gentherm Inc.(a)(b)	752,061	54,930,535
Goodyear Tire & Rubber Co. (The)(a)(b)	6,243,632	89,221,501
LCI Industries	561,758	58,316,098
Modine Manufacturing Co.(a)(b)	1,136,833	10,242,865
Motorcar Parts of America Inc.(a)(b)	416,887	7,433,095
Patrick Industries Inc.	512,596	30,909,539
Standard Motor Products Inc.	475,537	20,514,666
Stoneridge Inc.(a)(b)	584,968	12,143,936
Tenneco Inc., Class A(a)(b)	1,543,156	28,270,618
Visteon Corp.(a)(b)	623,828	68,078,350
XL Fleet Corp.(a)(b)	2,540,911	5,056,413
XPEL Inc.(a)(b)	406,557	21,388,964

		725,318,418

Automobiles — 0.2%
Arcimoto Inc.(a)(b)	617,315	4,080,452
Canoo Inc.(a)(b)	2,424,085	13,380,949

Security	Shares	Value

Automobiles (continued)
Fisker Inc.(a)(b)	3,702,074	$47,756,755
Lordstown Motors Corp., Class A(a)(b)	3,631,909	12,384,810
Winnebago Industries Inc.	723,166	39,072,659
Workhorse Group Inc.(a)(b)	3,462,113	17,310,565

		133,986,190

Banks — 8.8%
1st Source Corp.	394,341	18,238,271
Allegiance Bancshares Inc.	422,668	18,884,806
Amalgamated Financial Corp.	328,364	5,900,701
Amerant Bancorp Inc.	609,206	19,244,818
American National Bankshares Inc.	247,641	9,331,113
Ameris Bancorp	1,474,729	64,711,109
Arrow Financial Corp.	318,825	10,336,307
Associated Banc-Corp.	3,407,812	77,561,801
Atlantic Union Bankshares Corp.	1,738,254	63,776,539
Banc of California Inc.	1,257,251	24,340,379
BancFirst Corp.	404,727	33,677,334
Bancorp. Inc. (The)(a)	1,143,268	32,388,782
Bank First Corp.	154,318	11,109,353
Bank of Marin Bancorp., Class A	382,635	13,419,009
Bank of NT Butterfield & Son Ltd. (The)	1,163,695	41,753,377
BankUnited Inc.	1,866,786	82,063,913
Banner Corp.	688,510	40,298,490
Bar Harbor Bankshares	339,342	9,711,968
Berkshire Hills Bancorp. Inc.	974,265	28,224,457
Blue Ridge Bankshares Inc.	407,273	6,178,331
Brookline Bancorp. Inc.	1,705,863	26,986,753
Business First Bancshares Inc.	454,557	11,059,372
Byline Bancorp Inc.	600,560	16,022,941
Cadence Bank	3,760,243	110,024,710
Cambridge Bancorp	157,935	13,424,475
Camden National Corp.	357,077	16,796,902
Capital Bancorp Inc./MD	200,164	4,575,749
Capital City Bank Group Inc.	314,438	8,288,586
Capstar Financial Holdings Inc.	486,604	10,257,612
Carter Bankshares Inc.(a)(b)	604,314	10,496,934
Cathay General Bancorp	1,670,026	74,733,663
CBTX Inc.	443,844	13,759,164
Central Pacific Financial Corp.	550,458	15,357,778
Citizens & Northern Corp.	356,009	8,679,499
City Holding Co.	331,877	26,118,720
Civista Bancshares Inc.	332,202	8,006,068
CNB Financial Corp./PA	375,803	9,891,135
Coastal Financial Corp./WA(a)(b)	232,457	10,634,908
Columbia Banking System Inc.	1,745,698	56,333,674
Community Bank System Inc.	1,172,947	82,282,232
Community Trust Bancorp. Inc.	383,869	15,815,403
ConnectOne Bancorp. Inc.	870,624	27,868,674
CrossFirst Bankshares Inc.(a)(b)	1,090,692	17,189,306
Customers Bancorp. Inc.(a)	704,245	36,719,334
CVB Financial Corp.	3,086,455	71,636,621
Dime Community Bancshares Inc.	790,418	27,324,750
Eagle Bancorp. Inc.	703,132	40,085,555
Eastern Bankshares Inc.	3,947,236	85,023,463
Enterprise Bancorp. Inc./MA	205,428	8,241,771
Enterprise Financial Services Corp.	807,015	38,179,880
Equity Bancshares Inc., Class A	321,211	10,378,327
Farmers National Banc Corp.	731,235	12,474,869
FB Financial Corp.	778,088	34,562,669
Fidelity D&D Bancorp. Inc.(b)	97,460	4,525,068

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Financial Institutions Inc.	374,714	$11,290,133
First Bancorp. Inc. (The)	237,506	7,144,180
First BanCorp./Puerto Rico	4,282,407	56,185,180
First Bancorp./Southern Pines NC	782,358	32,679,094
First Bancshares Inc. (The)	484,491	16,307,967
First Bank/Hamilton NJ	362,209	5,150,612
First Busey Corp.	1,184,433	30,013,532
First Commonwealth Financial Corp.	2,010,661	30,481,621
First Community Bankshares Inc.	387,806	10,940,007
First Financial Bancorp	2,038,212	46,980,787
First Financial Bankshares Inc.	2,967,019	130,904,878
First Financial Corp./IN	274,573	11,883,519
First Foundation Inc.	1,132,978	27,520,036
First Internet Bancorp	223,829	9,626,885
First Interstate BancSystem Inc., Class A	2,014,272	74,064,781
First Merchants Corp.	1,295,990	53,913,184
First Mid Bancshares Inc.	384,064	14,782,623
First of Long Island Corp. (The)	530,297	10,319,580
Five Star Bancorp	239,345	6,773,464
Flushing Financial Corp.	701,531	15,679,218
Fulton Financial Corp.	3,656,967	60,778,792
German American Bancorp. Inc.	584,228	22,194,822
Glacier Bancorp. Inc.	2,510,163	126,210,996
Great Southern Bancorp. Inc.	246,110	14,522,951
Guaranty Bancshares Inc./TX	182,800	6,398,000
Hancock Whitney Corp.	1,975,359	103,014,972
Hanmi Financial Corp.	640,061	15,751,901
HarborOne Bancorp Inc.	1,158,791	16,246,250
HBT Financial Inc.	214,520	3,899,974
Heartland Financial USA Inc.	928,936	44,431,009
Heritage Commerce Corp.	1,352,330	15,213,712
Heritage Financial Corp./WA	762,866	19,117,422
Hilltop Holdings Inc.	1,438,506	42,292,076
Home BancShares Inc./AR	3,506,746	79,252,460
HomeStreet Inc.	408,743	19,366,243
HomeTrust Bancshares Inc.	366,920	10,835,148
Hope Bancorp Inc.	2,553,370	41,058,190
Horizon Bancorp Inc./IN	1,035,874	19,339,768
Independent Bank Corp.	1,014,565	82,879,815
Independent Bank Corp./MI	489,141	10,761,102
Independent Bank Group Inc.	856,944	60,980,135
International Bancshares Corp.	1,242,966	52,465,595
Investors Bancorp. Inc.	5,194,700	77,556,871
Lakeland Bancorp. Inc.	1,440,112	24,049,870
Lakeland Financial Corp.	568,873	41,527,729
Live Oak Bancshares Inc.(b)	728,915	37,094,484
Macatawa Bank Corp.	610,693	5,502,344
Mercantile Bank Corp.	371,182	13,147,266
Meta Financial Group Inc.	677,932	37,232,025
Metrocity Bankshares Inc.	447,376	10,504,388
Metropolitan Bank Holding Corp.(a)(b)	235,173	23,933,556
Mid Penn Bancorp. Inc.	326,432	8,751,642
Midland States Bancorp. Inc.	500,324	14,439,351
MidWestOne Financial Group Inc.	337,646	11,176,083
MVB Financial Corp.	229,187	9,511,261
National Bank Holdings Corp., Class A	663,972	26,744,792
NBT Bancorp. Inc.	932,209	33,680,711
Nicolet Bankshares Inc.(a)(b)	286,522	26,809,864
Northrim Bancorp. Inc.	137,839	6,005,645
Northwest Bancshares Inc.	2,643,639	35,715,563

Security	Shares	Value

Banks (continued)
OceanFirst Financial Corp.	1,357,232	$27,280,363
OFG Bancorp	1,087,048	28,958,959
Old National Bancorp./IN	6,720,794	110,086,606
Old Second Bancorp. Inc.	662,996	9,620,072
Origin Bancorp Inc.	527,350	22,301,631
Orrstown Financial Services Inc.	248,827	5,705,603
Pacific Premier Bancorp. Inc.	2,030,659	71,783,796
Park National Corp.	327,643	43,045,737
Peapack Gladstone Financial Corp.	427,438	14,853,471
Peoples Bancorp. Inc./OH	606,088	18,976,615
Peoples Financial Services Corp.	162,122	8,183,919
Preferred Bank/Los Angeles CA	217,251	16,096,127
Premier Financial Corp.	853,168	25,876,585
Primis Financial Corp.	569,175	7,957,067
QCR Holdings Inc.(b)	374,737	21,206,367
RBB Bancorp	338,348	7,947,795
Red River Bancshares Inc.	105,460	5,579,889
Renasant Corp.	1,225,642	40,997,725
Republic Bancorp. Inc./KY, Class A	227,743	10,234,770
Republic First Bancorp. Inc.(a)(b)	969,491	5,002,574
S&T Bancorp. Inc.	794,390	23,498,056
Sandy Spring Bancorp. Inc.	1,023,075	45,956,529
Seacoast Banking Corp. of Florida	1,239,854	43,419,687
ServisFirst Bancshares Inc.	1,139,991	108,629,742
Sierra Bancorp	327,873	8,190,268
Silvergate Capital Corp., Class A(a)(b)	632,826	95,284,611
Simmons First National Corp., Class A	2,525,088	66,207,807
SmartFinancial Inc.	320,256	8,192,148
South Plains Financial Inc.	249,728	6,637,770
South State Corp.	1,753,319	143,053,297
Southern First Bancshares Inc.(a)(b)	178,795	9,089,938
Southside Bancshares Inc.	680,863	27,799,636
Spirit of Texas Bancshares Inc.	328,636	8,636,554
Stock Yards Bancorp. Inc.	569,590	30,131,311
Summit Financial Group Inc.	261,444	6,690,352
Texas Capital Bancshares Inc.(a)(b)	1,161,775	66,581,325
Third Coast Bancshares Inc.(a)(b)	42,566	983,275
Tompkins Financial Corp.	328,480	25,710,130
Towne Bank/Portsmouth VA	1,544,427	46,240,144
TriCo Bancshares	657,137	26,305,194
TriState Capital Holdings Inc.(a)(b)	668,958	22,229,474
Triumph Bancorp. Inc.(a)(b)	542,379	50,994,474
Trustmark Corp.	1,358,441	41,283,022
UMB Financial Corp.	998,678	97,031,554
United Bankshares Inc./WV	3,006,230	104,857,302
United Community Banks Inc./GA	2,231,660	77,661,768
Univest Financial Corp.	690,102	18,467,130
Valley National Bancorp	9,115,513	118,683,979
Veritex Holdings Inc.	1,080,408	41,239,173
Washington Trust Bancorp. Inc.	403,904	21,204,960
WesBanco Inc.	1,400,896	48,134,787
West Bancorp. Inc.	372,941	10,147,725
Westamerica Bancorp	581,412	35,175,426

		5,473,987,701

Beverages — 0.4%
Celsius Holdings Inc.(a)(b)	1,218,348	67,228,443
Coca-Cola Consolidated Inc.	106,408	52,868,815
Duckhorn Portfolio Inc. (The)(a)(b)	814,996	14,824,777
MGP Ingredients Inc.	319,706	27,363,636
National Beverage Corp.	531,123	23,103,850

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Beverages (continued)
Primo Water Corp.	3,541,295	$50,463,454
Zevia PBC, Class A(a)(b)	232,393	1,062,036

		236,915,011

Biotechnology — 6.9%
2seventy bio Inc.(a)(b)	521,008	8,888,396
4D Molecular Therapeutics Inc.(a)	659,462	9,971,065
89bio Inc.(a)(b)	221,975	836,846
ACADIA Pharmaceuticals Inc.(a)(b)	2,710,207	65,641,214
Acumen Pharmaceuticals Inc.(a)(b)	640,328	2,503,682
Adagio Therapeutics Inc.(a)(b)	1,304,220	5,947,243
Adicet Bio Inc.(a)	573,853	11,459,844
Adverum Biotechnologies Inc.(a)(b)	1,940,604	2,542,191
Aeglea BioTherapeutics Inc.(a)	908,187	2,088,830
Aerovate Therapeutics Inc.(a)(b)	228,190	4,182,723
Affimed NV(a)	2,656,931	11,610,788
Agenus Inc.(a)(b)	5,040,529	12,399,701
Agios Pharmaceuticals Inc.(a)(b)	1,227,256	35,725,422
Akebia Therapeutics Inc.(a)(b)	3,952,890	2,837,780
Akero Therapeutics Inc.(a)(b)	585,087	8,302,385
Akouos Inc.(a)(b)	556,494	2,643,346
Alaunos Therapeutics Inc.(a)(b)	4,765,138	3,108,776
Albireo Pharma Inc.(a)(b)	380,732	11,357,236
Aldeyra Therapeutics Inc.(a)(b)	1,107,473	4,922,717
Alector Inc.(a)(b)	1,324,143	18,869,038
Aligos Therapeutics Inc.(a)(b)	475,788	1,022,944
Alkermes PLC(a)	3,637,850	95,711,833
Allakos Inc.(a)	800,128	4,560,730
Allogene Therapeutics Inc.(a)(b)	1,541,097	14,039,394
Allovir Inc.(a)	671,908	4,535,379
Alpine Immune Sciences Inc.(a)	264,014	2,368,206
Altimmune Inc.(a)(b)	907,935	5,529,324
ALX Oncology Holdings Inc.(a)(b)	401,317	6,782,257
Amicus Therapeutics Inc.(a)(b)	5,960,029	56,441,475
AnaptysBio Inc.(a)(b)	440,483	10,897,549
Anavex Life Sciences Corp.(a)(b)	1,540,175	18,959,554
Anika Therapeutics Inc.(a)(b)	328,644	8,252,251
Annexon Inc.(a)(b)	708,968	1,935,483
Apellis Pharmaceuticals Inc.(a)(b)	1,767,925	89,828,269
Applied Molecular Transport Inc.(a)(b)	564,212	4,242,874
Applied Therapeutics Inc.(a)(b)	402,575	849,433
AquaBounty Technologies Inc.(a)(b)	1,555,701	2,909,161
Arbutus Biopharma Corp.(a)(b)	2,071,582	6,173,314
Arcellx Inc.(a)(b)	178,030	2,495,981
Arcturus Therapeutics Holdings Inc.(a)(b)	479,650	12,931,364
Arcus Biosciences Inc.(a)(b)	1,007,539	31,797,931
Arcutis Biotherapeutics Inc.(a)(b)	629,366	12,121,589
Ardelyx Inc.(a)(b)	1,975,360	2,113,635
Arrowhead Pharmaceuticals Inc.(a)(b)	2,320,664	106,727,337
Atara Biotherapeutics Inc.(a)(b)	1,985,463	18,444,951
Athenex Inc.(a)(b)	1,968,105	1,632,543
Athersys Inc.(a)(b)	4,582,372	2,774,626
Atossa Therapeutics Inc.(a)(b)	2,661,305	3,326,631
Atreca Inc., Class A(a)(b)	574,573	1,821,396
Aura Biosciences Inc.(a)(b)	87,831	1,932,282
Avalo Therapeutics Inc.(a)(b)	1,200,134	869,737
Avid Bioservices Inc.(a)(b)	1,380,700	28,124,859
Avidity Biosciences Inc.(a)(b)	853,408	15,762,446
Avita Medical Inc.(a)(b)	542,663	4,601,782
Avrobio Inc.(a)(b)	843,194	1,113,016
Beam Therapeutics Inc.(a)(b)	1,156,410	66,262,293

Security	Shares	Value

Biotechnology (continued)
Beyondspring Inc.(a)(b)	513,533	$1,129,773
BioAtla Inc.(a)(b)	349,564	1,747,820
BioCryst Pharmaceuticals Inc.(a)(b)	4,047,863	65,818,252
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	1,256,723	149,009,646
Biomea Fusion Inc.(a)(b)	414,395	1,848,202
Bioxcel Therapeutics Inc.(a)(b)	409,880	8,570,591
Black Diamond Therapeutics Inc.(a)(b)	518,091	1,435,112
Bluebird Bio Inc.(a)(b)	1,533,455	7,437,257
Blueprint Medicines Corp.(a)(b)	1,322,578	84,486,283
Bolt Biotherapeutics Inc.(a)(b)	516,208	1,414,410
Bridgebio Pharma Inc.(a)(b)	2,397,335	24,332,950
Brooklyn ImmunoTherapeutics Inc.(a)(b)	672,439	1,378,500
C4 Therapeutics Inc.(a)(b)	888,725	21,560,468
Cardiff Oncology Inc.(a)(b)	847,006	2,100,575
CareDx Inc.(a)(b)	1,144,795	42,345,967
Caribou Biosciences Inc.(a)(b)	1,118,929	10,271,768
Catalyst Pharmaceuticals Inc.(a)(b)	2,182,906	18,096,291
Celcuity Inc.(a)(b)	217,863	2,037,019
Celldex Therapeutics Inc.(a)(b)	1,043,164	35,530,166
CEL-SCI Corp.(a)(b)	813,178	3,195,790
Century Therapeutics Inc.(a)(b)	366,526	4,614,562
Cerevel Therapeutics Holdings Inc.(a)(b)	915,787	32,061,703
ChemoCentryx Inc.(a)(b)	1,225,099	30,713,232
Chimerix Inc.(a)(b)	1,665,708	7,628,943
Chinook Therapeutics Inc.(a)(b)	912,277	14,924,852
Clene Inc.(a)(b)	429,444	1,692,009
Clovis Oncology Inc.(a)(b)	2,543,130	5,137,123
Codiak Biosciences Inc.(a)(b)	356,921	2,237,895
Cogent Biosciences Inc.(a)	846,668	6,341,543
Coherus Biosciences Inc.(a)(b)	1,511,444	19,512,742
Contra GTX Inc., NVS(b)(c)	13,273	13,605
Cortexyme Inc.(a)(b)	454,325	2,812,272
Crinetics Pharmaceuticals Inc.(a)(b)	1,056,043	23,180,144
Cue Biopharma Inc.(a)(b)	696,573	3,399,276
Cullinan Oncology Inc.(a)(b)	584,618	6,120,950
Curis Inc.(a)(b)	1,981,904	4,716,931
Cyteir Therapeutics Inc.(a)(b)	189,886	715,870
Cytokinetics Inc.(a)(b)	1,796,813	66,140,687
CytomX Therapeutics Inc.(a)(b)	1,482,714	3,958,846
Day One Biopharmaceuticals Inc.(a)(b)	471,251	4,674,810
Deciphera Pharmaceuticals Inc.(a)(b)	898,388	8,328,057
Denali Therapeutics Inc.(a)(b)	2,064,163	66,404,124
DermTech Inc.(a)(b)	549,279	8,063,416
Design Therapeutics Inc.(a)(b)	576,626	9,312,510
Dynavax Technologies Corp.(a)(b)	2,439,282	26,441,817
Dyne Therapeutics Inc.(a)(b)	682,634	6,580,592
Eagle Pharmaceuticals Inc./DE(a)	265,999	13,164,290
Editas Medicine Inc.(a)(b)	1,542,083	29,330,419
Eiger BioPharmaceuticals Inc.(a)(b)	755,367	6,269,546
Eliem Therapeutics Inc.(a)(b)	159,695	1,339,841
Emergent BioSolutions Inc.(a)(b)	1,111,165	45,624,435
Enanta Pharmaceuticals Inc.(a)(b)	447,713	31,868,211
Entrada Therapeutics Inc.(a)(b)	195,806	1,838,618
Epizyme Inc.(a)(b)	3,089,671	3,553,122
Erasca Inc.(a)(b)	1,379,004	11,859,434
Evelo Biosciences Inc.(a)(b)	692,517	2,347,633
Exagen Inc.(a)(b)	246,261	1,977,476
Fate Therapeutics Inc.(a)(b)	1,844,818	71,523,594
FibroGen Inc.(a)(b)	1,953,640	23,482,753
Finch Therapeutics Group Inc.(a)	172,093	865,628

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Foghorn Therapeutics Inc.(a)(b)	444,601	$6,771,273
Forma Therapeutics Holdings Inc.(a)(b)	766,774	7,130,998
Forte Biosciences Inc.(a)(b)	303,566	443,206
Fortress Biotech Inc.(a)(b)	1,628,486	2,214,741
Frequency Therapeutics Inc.(a)(b)	728,101	1,543,574
G1 Therapeutics Inc.(a)(b)	894,984	6,801,878
Gemini Therapeutics Inc.(a)(b)	497,908	692,092
Generation Bio Co.(a)(b)	990,843	7,272,788
Geron Corp.(a)(b)	6,854,033	9,321,485
Global Blood Therapeutics Inc.(a)(b)	1,399,491	48,478,368
Gossamer Bio Inc.(a)(b)	1,418,334	12,311,139
Graphite Bio Inc.(a)(b)	606,929	3,095,338
Greenwich Lifesciences Inc.(a)(b)	91,750	1,800,135
Gritstone bio Inc.(a)(b)	935,279	3,853,349
GT Biopharma Inc.(a)(b)	398,052	1,146,390
Halozyme Therapeutics Inc.(a)(b)	3,128,471	124,763,423
Harpoon Therapeutics Inc.(a)(b)	425,441	2,114,442
Heron Therapeutics Inc.(a)(b)	2,085,682	11,930,101
Homology Medicines Inc.(a)(b)	954,883	2,902,844
Hookipa Pharma Inc.(a)	436,327	994,826
Humanigen Inc.(a)(b)	1,072,588	3,228,490
iBio Inc.(a)(b)	4,900,589	2,098,432
Icosavax Inc.(a)	519,052	3,654,126
Ideaya Biosciences Inc.(a)(b)	742,523	8,308,832
IGM Biosciences Inc.(a)(b)	184,141	4,922,089
Imago Biosciences Inc.(a)(b)	440,118	8,481,074
Immuneering Corp., Class A(a)(b)	429,888	2,781,375
Immunic Inc.(a)(b)	422,684	4,776,329
ImmunityBio Inc.(a)(b)	1,538,555	8,631,294
ImmunoGen Inc.(a)(b)	4,874,593	23,203,063
Immunovant Inc.(a)(b)	903,784	4,979,850
Impel Neuropharma Inc.(a)(b)	123,370	785,867
Infinity Pharmaceuticals Inc.(a)(b)	2,013,509	2,295,400
Inhibrx Inc.(a)(b)	636,764	14,187,102
Inovio Pharmaceuticals Inc.(a)(b)	4,728,384	16,974,899
Inozyme Pharma Inc.(a)(b)	327,078	1,337,749
Insmed Inc.(a)(b)	2,671,174	62,772,589
Instil Bio Inc.(a)(b)	1,250,362	13,441,391
Intellia Therapeutics Inc.(a)(b)	1,573,192	114,323,863
Intercept Pharmaceuticals Inc.(a)(b)	569,701	9,269,035
Ironwood Pharmaceuticals Inc.(a)(b)	3,334,325	41,945,808
iTeos Therapeutics Inc.(a)	461,618	14,854,867
IVERIC bio Inc.(a)(b)	2,621,602	44,121,562
Janux Therapeutics Inc.(a)(b)	374,355	5,368,251
Jounce Therapeutics Inc.(a)(b)	756,898	5,139,337
KalVista Pharmaceuticals Inc.(a)(b)	508,336	7,492,873
Karuna Therapeutics Inc.(a)(b)	506,619	64,234,223
Karyopharm Therapeutics Inc.(a)(b)	1,616,292	11,912,072
Keros Therapeutics Inc.(a)(b)	354,989	19,304,302
Kezar Life Sciences Inc.(a)(b)	856,052	14,227,584
Kiniksa Pharmaceuticals Ltd., Class A(a)(b)	661,511	6,575,419
Kinnate Biopharma Inc.(a)	580,518	6,536,633
Kodiak Sciences Inc.(a)	758,748	5,857,535
Kronos Bio Inc.(a)(b)	883,526	6,387,893
Krystal Biotech Inc.(a)(b)	454,580	30,247,753
Kura Oncology Inc.(a)(b)	1,437,206	23,110,272
Kymera Therapeutics Inc.(a)(b)	778,863	32,961,482
Lexicon Pharmaceuticals Inc.(a)(b)	1,555,673	3,251,357
Ligand Pharmaceuticals Inc.(a)(b)	342,136	38,486,879
Lineage Cell Therapeutics Inc.(a)(b)	2,850,248	4,389,382

Security	Shares	Value

Biotechnology (continued)
Lyell Immunopharma Inc.(a)(b)	3,356,959	$16,952,643
MacroGenics Inc.(a)(b)	1,361,443	11,994,313
Madrigal Pharmaceuticals Inc.(a)(b)	267,101	26,207,950
Magenta Therapeutics Inc.(a)(b)	680,021	1,972,061
MannKind Corp.(a)(b)	5,579,870	20,533,922
MEI Pharma Inc.(a)(b)	2,412,252	1,453,382
MeiraGTx Holdings PLC(a)(b)	677,329	9,381,007
Mersana Therapeutics Inc.(a)(b)	1,627,841	6,495,086
MiMedx Group Inc.(a)(b)	2,649,812	12,480,614
Mirum Pharmaceuticals Inc.(a)	81,924	1,803,966
Molecular Templates Inc.(a)(b)	840,452	2,899,559
Monte Rosa Therapeutics Inc.(a)(b)	630,573	8,840,633
Morphic Holding Inc.(a)(b)	488,892	19,629,014
Mustang Bio Inc.(a)(b)	1,581,964	1,597,784
Myriad Genetics Inc.(a)(b)	1,826,304	46,022,861
Neoleukin Therapeutics Inc.(a)(b)	800,643	1,505,209
NexImmune Inc.(a)(b)	398,646	1,678,300
Nkarta Inc.(a)(b)	319,269	3,633,281
Nurix Therapeutics Inc.(a)(b)	710,765	9,957,818
Nuvalent Inc., Class A(a)(b)	397,403	5,519,928
Ocugen Inc.(a)(b)	4,185,429	13,811,916
Olema Pharmaceuticals Inc.(a)(b)	568,449	2,421,593
Omega Therapeutics Inc.(a)(b)	503,987	3,144,879
Oncocyte Corp.(a)(b)	1,352,795	2,015,665
Oncorus Inc.(a)(b)	464,228	826,326
Oncternal Therapeutics Inc.(a)(b)	1,005,919	1,398,227
OPKO Health Inc.(a)(b)	9,073,883	31,214,157
Organogenesis Holdings Inc., Class A(a)(b)	1,535,362	11,699,458
ORIC Pharmaceuticals Inc.(a)(b)	713,724	3,811,286
Outlook Therapeutics Inc.(a)(b)	2,510,902	4,469,406
Oyster Point Pharma Inc.(a)(b)	252,549	2,939,670
Passage Bio Inc.(a)(b)	844,320	2,617,392
PDL BioPharma Inc.(a)(c)	11,853	20,494
PMV Pharmaceuticals Inc.(a)(b)	596,110	12,411,010
Portage Biotech Inc.(a)(b)	83,924	551,381
Poseida Therapeutics Inc.(a)(b)	653,739	2,928,751
Praxis Precision Medicines Inc.(a)(b)	790,424	8,070,229
Precigen Inc.(a)(b)	2,166,787	4,571,921
Precision BioSciences Inc.(a)(b)	1,121,110	3,453,019
Prelude Therapeutics Inc.(a)(b)	246,107	1,698,138
Prometheus Biosciences Inc.(a)(b)	678,320	25,613,363
Protagonist Therapeutics Inc.(a)	1,015,216	24,040,315
Prothena Corp. PLC(a)(b)	814,893	29,800,637
PTC Therapeutics Inc.(a)(b)	1,565,880	58,422,983
Puma Biotechnology Inc.(a)(b)	758,894	2,185,615
Pyxis Oncology Inc.(a)	182,548	737,494
Radius Health Inc.(a)(b)	1,072,746	9,472,347
Rallybio Corp.(a)(b)	409,489	2,858,233
RAPT Therapeutics Inc.(a)(b)	482,925	10,619,521
Recursion Pharmaceuticals Inc., Class A(a)(b)	2,618,749	18,750,243
REGENXBIO Inc.(a)(b)	893,520	29,655,929
Relay Therapeutics Inc.(a)(b)	1,591,125	47,622,371
Reneo Pharmaceuticals Inc.(a)(b)	148,328	436,084
Replimune Group Inc.(a)(b)	672,457	11,418,320
REVOLUTION Medicines Inc.(a)(b)	1,364,330	34,804,058
Rhythm Pharmaceuticals Inc.(a)(b)	1,001,928	11,542,211
Rigel Pharmaceuticals Inc.(a)(b)	3,888,672	11,627,129
Rocket Pharmaceuticals Inc.(a)(b)	920,230	14,594,848
Rubius Therapeutics Inc.(a)(b)	1,043,870	5,751,724
Sana Biotechnology Inc.(a)(b)	1,956,457	16,160,335

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Sangamo Therapeutics Inc.(a)(b)	2,690,331	$15,630,823
Scholar Rock Holding Corp.(a)(b)	629,603	8,115,583
Selecta Biosciences Inc.(a)(b)	2,045,229	2,515,632
Sensei Biotherapeutics Inc.(a)(b)	471,894	1,090,075
Sera Prognostics Inc., Class A(a)(b)	107,451	407,239
Seres Therapeutics Inc.(a)(b)	1,585,954	11,291,992
Sesen Bio Inc.(a)(b)	4,483,792	2,702,381
Shattuck Labs Inc.(a)	604,714	2,576,082
Sigilon Therapeutics Inc.(a)(b)	343,083	504,332
Silverback Therapeutics Inc.(a)(b)	462,382	1,622,961
Solid Biosciences Inc.(a)	1,355,304	1,626,365
Sorrento Therapeutics Inc.(a)(b)	6,941,297	16,173,222
Spectrum Pharmaceuticals Inc.(a)(b)	3,740,880	4,825,735
Spero Therapeutics Inc.(a)(b)	551,306	4,796,362
SpringWorks Therapeutics Inc.(a)(b)	659,097	37,199,435
Spruce Biosciences Inc.(a)(b)	197,392	396,758
SQZ Biotechnologies Co.(a)(b)	517,465	2,489,007
Stoke Therapeutics Inc.(a)(b)	433,876	9,133,090
Summit Therapeutics Inc.(a)(b)	510,900	1,251,705
Surface Oncology Inc.(a)(b)	786,748	2,313,039
Sutro Biopharma Inc.(a)(b)	977,644	8,036,234
Syndax Pharmaceuticals Inc.(a)(b)	1,105,934	19,221,133
Syros Pharmaceuticals Inc.(a)(b)	1,310,125	1,559,049
Talaris Therapeutics Inc.(a)(b)	425,680	4,188,691
Taysha Gene Therapies Inc.(a)(b)	505,999	3,299,113
TCR2 Therapeutics Inc.(a)(b)	698,802	1,928,693
Tenaya Therapeutics Inc.(a)(b)	646,820	7,619,540
TG Therapeutics Inc.(a)(b)	2,946,528	28,021,481
Tonix Pharmaceuticals Holding Corp.(a)(b)	12,214,150	2,811,697
Travere Therapeutics Inc.(a)(b)	1,345,216	34,666,216
Trevena Inc.(a)(b)	3,717,200	2,044,088
Turning Point Therapeutics Inc.(a)(b)	1,040,608	27,940,325
Twist Bioscience Corp.(a)(b)	1,252,513	61,849,092
Tyra Biosciences Inc.(a)(b)	260,991	2,792,604
UroGen Pharma Ltd.(a)(b)	434,667	3,785,950
Vanda Pharmaceuticals Inc.(a)	1,225,984	13,865,879
Vaxart Inc.(a)(b)	2,745,678	13,838,217
Vaxcyte Inc.(a)(b)	962,697	23,249,133
VBI Vaccines Inc.(a)(b)	4,272,541	7,092,418
Vera Therapeutics Inc.(a)(b)	294,831	6,925,580
Veracyte Inc.(a)(b)	1,530,761	42,203,081
Verastem Inc.(a)(b)	3,925,045	5,534,313
Vericel Corp.(a)(b)	1,053,581	40,267,866
Verve Therapeutics Inc.(a)(b)	816,673	18,636,478
Vigil Neuroscience Inc.(a)(b)	110,611	777,595
Viking Therapeutics Inc.(a)(b)	1,531,039	4,593,117
Vincerx Pharma Inc.(a)	294,581	1,178,324
Vir Biotechnology Inc.(a)(b)	1,363,348	35,065,311
Viracta Therapeutics Inc.(a)(b)	824,037	3,922,416
VistaGen Therapeutics Inc.(a)(b)	4,371,958	5,421,228
Vor BioPharma Inc.(a)(b)	427,847	2,584,196
Werewolf Therapeutics Inc.(a)(b)	546,058	2,402,655
XBiotech Inc.	348,862	3,014,168
Xencor Inc.(a)(b)	1,295,031	34,551,427
Xilio Therapeutics Inc.(a)(b)	132,499	936,768
XOMA Corp.(a)(b)	137,481	3,846,718
Y-mAbs Therapeutics Inc.(a)(b)	797,810	9,477,983
Zentalis Pharmaceuticals Inc.(a)(b)	825,851	38,104,765

		4,267,357,495

Security	Shares	Value

Building Products — 1.2%
AAON Inc.	944,645	$52,645,066
American Woodmark Corp.(a)	369,807	18,102,053
Apogee Enterprises Inc.	559,453	26,551,639
Caesarstone Ltd.	531,015	5,586,278
Cornerstone Building Brands Inc.(a)	1,235,829	30,055,361
CSW Industrials Inc.	340,550	40,045,274
Gibraltar Industries Inc.(a)	740,203	31,791,719
Griffon Corp.	1,126,278	22,559,348
Insteel Industries Inc.	425,425	15,736,471
JELD-WEN Holding Inc.(a)(b)	2,080,091	42,184,245
Masonite International Corp.(a)(b)	540,086	48,035,249
PGT Innovations Inc.(a)(b)	1,296,051	23,302,997
Quanex Building Products Corp.	741,764	15,569,626
Resideo Technologies Inc.(a)(b)	3,272,308	77,979,100
Simpson Manufacturing Co. Inc.	984,539	107,354,133
UFP Industries Inc.	1,359,320	104,885,131
View Inc.(a)(b)	2,427,796	4,467,145
Zurn Water Solutions Corp.(b)	2,742,313	97,077,880

		763,928,715

Capital Markets — 1.5%
Artisan Partners Asset Management Inc., Class A	1,327,572	52,239,958
Assetmark Financial Holdings Inc.(a)	434,773	9,673,699
Associated Capital Group Inc., Class A(b)	38,334	1,606,578
B. Riley Financial Inc.	459,284	32,131,509
BGC Partners Inc., Class A	7,172,099	31,557,236
Blucora Inc.(a)	1,113,677	21,772,385
BrightSphere Investment Group Inc.	762,268	18,484,999
Cohen & Steers Inc.	570,924	49,036,662
Cowen Inc., Class A	604,457	16,380,785
Diamond Hill Investment Group Inc.	70,470	13,199,031
Donnelley Financial Solutions Inc.(a)	669,118	22,254,865
Federated Hermes Inc.	2,112,367	71,947,220
Focus Financial Partners Inc., Class A(a)(b)	1,455,946	66,594,970
GAMCO Investors Inc., Class A(b)	133,396	2,949,385
GCM Grosvenor Inc., Class A(b)	1,013,454	9,840,638
Greenhill & Co. Inc.	350,712	5,425,515
Hamilton Lane Inc., Class A	792,174	61,227,128
Houlihan Lokey Inc.	1,156,600	101,549,480
Moelis & Co., Class A	1,391,893	65,349,376
Open Lending Corp., Class A(a)(b)	2,354,600	44,525,486
Oppenheimer Holdings Inc., Class A, NVS	205,333	8,948,412
Piper Sandler Cos	395,839	51,953,869
PJT Partners Inc., Class A	543,617	34,313,105
Pzena Investment Management Inc., Class A	365,600	2,932,112
Sculptor Capital Management Inc.	501,263	6,982,594
StepStone Group Inc., Class A	1,016,577	33,608,036
StoneX Group Inc.(a)	388,942	28,871,165
Value Line Inc.	25,707	1,722,369
Virtus Investment Partners Inc.	169,047	40,569,589
WisdomTree Investments Inc.	3,034,716	17,813,783

		925,461,939

Chemicals — 2.0%
AdvanSix Inc.	625,476	31,955,569
American Vanguard Corp.	662,393	13,459,826
Amyris Inc.(a)(b)	4,085,586	17,813,155
Aspen Aerogels Inc.(a)(b)	500,662	17,262,826
Avient Corp.	2,064,179	99,080,592
Balchem Corp.	734,062	100,346,275
Cabot Corp.	1,278,350	87,451,923

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Chase Corp.	167,352	$14,544,562
Danimer Scientific Inc.(a)(b)	2,065,958	12,106,514
Ecovyst Inc.	1,284,051	14,843,630
Ferro Corp.(a)(b)	1,845,725	40,126,062
FutureFuel Corp.	611,664	5,951,491
GCP Applied Technologies Inc.(a)(b)	1,511,576	47,493,718
Hawkins Inc.	435,980	20,011,482
HB Fuller Co.	1,188,023	78,492,680
Ingevity Corp.(a)(b)	895,022	57,344,060
Innospec Inc.	549,317	50,839,288
Intrepid Potash Inc.(a)(b)	219,609	18,038,683
Koppers Holdings Inc.	463,387	12,752,410
Kronos Worldwide Inc.	509,600	7,908,992
Livent Corp.(a)(b)	3,679,032	95,912,364
Marrone Bio Innovations Inc.(a)(b)	2,277,287	2,459,470
Minerals Technologies Inc.	751,638	49,720,854
Orion Engineered Carbons SA	1,377,613	22,000,480
PureCycle Technologies Inc.(a)(b)	1,288,102	10,304,816
Quaker Chemical Corp.(b)	310,753	53,701,226
Rayonier Advanced Materials Inc.(a)(b)	1,395,562	9,168,842
Sensient Technologies Corp.	957,303	80,365,587
Stepan Co.	480,124	47,441,052
Tredegar Corp.	583,978	7,001,896
Trinseo PLC	881,087	42,221,689
Tronox Holdings PLC, Class A	2,572,810	50,915,910
Valhi Inc.	55,474	1,625,943
Zymergen Inc.(a)(b)	1,889,670	5,461,146

		1,226,125,013

Commercial Services & Supplies — 1.8%
ABM Industries Inc.	1,524,530	70,189,361
ACCO Brands Corp.	2,096,910	16,775,280
Aris Water Solution Inc., A	359,910	6,550,362
Brady Corp., Class A, NVS	1,067,937	49,413,445
BrightView Holdings Inc.(a)(b)	997,512	13,576,138
Brink’s Co. (The)	1,086,635	73,891,180
Casella Waste Systems Inc., Class A(a)(b)	1,113,918	97,634,913
CECO Environmental Corp.(a)(b)	695,565	3,818,652
Cimpress PLC(a)(b)	398,954	25,369,485
CompX International Inc.	40,536	953,407
CoreCivic Inc.(a)	2,748,228	30,697,707
Deluxe Corp.	960,810	29,054,894
Ennis Inc.	565,614	10,446,891
GEO Group Inc. (The)(a)(b)	2,595,671	17,157,385
Harsco Corp.(a)	1,764,745	21,600,479
Healthcare Services Group Inc.	1,698,335	31,538,081
Heritage-Crystal Clean Inc.(a)(b)	356,922	10,568,460
HNI Corp.	985,390	36,508,699
Interface Inc.	1,322,191	17,942,132
KAR Auction Services Inc.(a)(b)	2,749,441	49,627,410
Kimball International Inc., Class B	827,471	6,992,130
Matthews International Corp., Class A	714,919	23,134,779
MillerKnoll Inc.	1,689,234	58,379,927
Montrose Environmental Group Inc.(a)(b)	598,283	31,667,119
NL Industries Inc.	205,237	1,475,654
Pitney Bowes Inc.	2,823,565	14,682,538
SP Plus Corp.(a)(b)	524,727	16,455,439
Steelcase Inc., Class A	1,939,439	23,176,296
Team Inc.(a)(b)	601,700	1,329,757
Tetra Tech Inc.	1,220,599	201,325,599
U.S. Ecology Inc.(a)(b)	705,691	33,788,485

Security	Shares	Value

Commercial Services & Supplies (continued)
UniFirst Corp./MA	342,003	$63,024,313
Viad Corp.(a)	464,635	16,559,591
VSE Corp.	242,333	11,169,128

		1,116,475,116

Communications Equipment — 0.7%
ADTRAN Inc.	1,095,806	20,217,621
Aviat Networks Inc.(a)(b)	180,767	5,562,201
CalAmp Corp.(a)(b)	808,217	5,908,066
Calix Inc.(a)(b)	1,255,218	53,861,404
Cambium Networks Corp.(a)	241,704	5,713,883
Casa Systems Inc.(a)(b)	674,408	3,048,324
Clearfield Inc.(a)(b)	260,684	17,001,810
Comtech Telecommunications Corp.	591,452	9,279,882
Digi International Inc.(a)(b)	774,986	16,677,699
DZS Inc.(a)(b)	389,194	5,398,121
EMCORE Corp.(a)(b)	835,267	3,090,488
Extreme Networks Inc.(a)	2,876,413	35,121,003
Harmonic Inc.(a)(b)	2,044,339	18,991,909
Infinera Corp.(a)(b)	4,178,966	36,231,635
Inseego Corp.(a)(b)	1,908,412	7,729,069
KVH Industries Inc.(a)(b)	312,113	2,840,228
NETGEAR Inc.(a)(b)	656,528	16,203,111
NetScout Systems Inc.(a)(b)	1,594,474	51,150,726
Plantronics Inc.(a)(b)	957,698	37,733,301
Ribbon Communications Inc.(a)(b)	1,583,564	4,893,213
Viavi Solutions Inc.(a)(b)	5,266,567	84,686,397

		441,340,091

Construction & Engineering — 1.6%
Ameresco Inc., Class A(a)(b)	701,260	55,750,170
API Group Corp.(a)(b)	4,552,609	95,741,367
Arcosa Inc.	1,097,503	62,832,047
Argan Inc.	346,282	14,055,586
Comfort Systems USA Inc.	800,914	71,289,355
Concrete Pumping Holdings Inc.(a)(b)	546,177	3,659,386
Construction Partners Inc., Class A(a)(b)	866,928	22,696,175
Dycom Industries Inc.(a)(b)	662,188	63,080,029
EMCOR Group Inc.	1,200,868	135,253,763
Fluor Corp.(a)(b)	3,212,254	92,159,567
Granite Construction Inc.	1,035,067	33,950,198
Great Lakes Dredge & Dock Corp.(a)(b)	1,456,044	20,428,297
IES Holdings Inc.(a)(b)	196,814	7,911,923
Infrastructure and Energy Alternatives Inc.(a)(b)	618,885	7,333,787
INNOVATE Corp.(a)(b)	1,085,544	4,005,657
Matrix Service Co.(a)	586,436	4,820,504
MYR Group Inc.(a)	372,249	35,006,296
Northwest Pipe Co.(a)(b)	229,249	5,834,387
NV5 Global Inc.(a)(b)	298,986	39,854,834
Primoris Services Corp.	1,208,130	28,777,657
Sterling Construction Co. Inc.(a)(b)	624,430	16,734,724
Tutor Perini Corp.(a)(b)	949,842	10,258,294
WillScot Mobile Mini Holdings Corp.(a)(b)	4,720,049	184,695,517

		1,016,129,520

Construction Materials — 0.1%
Summit Materials Inc., Class A(a)(b)	2,694,900	83,703,594
United States Lime & Minerals Inc.	47,481	5,509,695

		89,213,289

Consumer Finance — 0.7%
Atlanticus Holdings Corp.(a)(b)	112,493	5,826,012
Curo Group Holdings Corp.	488,472	6,374,560

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance (continued)
Encore Capital Group Inc.(a)(b)	563,446	$35,344,967
Enova International Inc.(a)	833,701	31,655,627
EZCORP Inc., Class A, NVS(a)(b)	1,157,202	6,989,500
FirstCash Holdings Inc.	902,062	63,451,041
Green Dot Corp., Class A(a)	1,202,206	33,036,621
LendingClub Corp.(a)(b)	2,278,597	35,956,261
LendingTree Inc.(a)(b)	267,387	31,998,202
Navient Corp.	3,434,464	58,523,266
Nelnet Inc., Class A	384,395	32,669,731
Oportun Financial Corp.(a)	487,691	7,003,243
PRA Group Inc.(a)(b)	977,545	44,067,729
PROG Holdings Inc.(a)	1,282,280	36,891,196
Regional Management Corp.	176,373	8,566,437
World Acceptance Corp.(a)(b)	95,998	18,416,256

		456,770,649

Containers & Packaging — 0.3%
Greif Inc., Class A, NVS	586,733	38,172,849
Greif Inc., Class B	132,291	8,434,874
Myers Industries Inc.	825,555	17,831,988
O-I Glass Inc.(a)	3,533,031	46,565,349
Pactiv Evergreen Inc.	986,097	9,920,136
Ranpak Holdings Corp.(a)(b)	853,657	17,440,212
TriMas Corp.	970,026	31,128,134

		169,493,542

Distributors — 0.0%
Funko Inc., Class A(a)(b)	607,879	10,485,913
Greenlane Holdings Inc., Class A(a)(b)	552,398	309,343

		10,795,256

Diversified Consumer Services — 0.7%
2U Inc.(a)(b)	1,660,657	22,053,525
Adtalem Global Education Inc.(a)(b)	1,119,221	33,252,056
American Public Education Inc.(a)	422,896	8,982,311
Carriage Services Inc.	341,682	18,221,901
Coursera Inc.(a)(b)	1,673,142	38,549,192
European Wax Center Inc., Class A(a)(b)	296,620	8,768,087
Graham Holdings Co., Class B	88,203	53,933,488
Houghton Mifflin Harcourt Co.(a)	2,905,351	61,041,425
Laureate Education Inc., Class A	2,272,848	26,933,249
OneSpaWorld Holdings Ltd.(a)(b)	1,226,876	12,514,135
Perdoceo Education Corp.(a)	1,532,109	17,588,611
PowerSchool Holdings Inc., Class A(a)(b)	986,487	16,286,900
Regis Corp.(a)(b)	889,618	1,885,990
StoneMor Inc.(a)(b)	731,295	1,908,680
Strategic Education Inc.	561,567	37,276,818
Stride Inc.(a)(b)	932,345	33,872,094
Udemy Inc.(a)(b)	308,220	3,840,421
Vivint Smart Home Inc.(a)(b)	2,085,708	14,099,386
WW International Inc.(a)(b)	1,182,657	12,098,581

		423,106,850

Diversified Financial Services — 0.1%
Alerus Financial Corp.	351,492	9,715,239
A-Mark Precious Metals Inc.	200,585	15,513,244
Banco Latinoamericano de Comercio Exterior SA, Class E	730,905	11,387,500
Cannae Holdings Inc.(a)(b)	1,941,170	46,432,786

		83,048,769

Diversified Telecommunication Services — 0.6%
Anterix Inc.(a)(b)	260,202	15,065,696
ATN International Inc.	252,711	10,078,115

Security	Shares	Value

Diversified Telecommunication Services (continued)
Bandwidth Inc., Class A(a)(b)	523,780	$16,965,234
Cogent Communications Holdings Inc.	962,886	63,887,486
Consolidated Communications Holdings Inc.(a)	1,657,438	9,778,884
EchoStar Corp., Class A(a)(b)	853,410	20,772,000
Globalstar Inc.(a)(b)	13,849,346	20,358,539
IDT Corp., Class B(a)(b)	336,288	11,464,058
Iridium Communications Inc.(a)(b)	2,669,676	107,641,336
Liberty Latin America Ltd., Class A(a)(b)	979,089	9,497,163
Liberty Latin America Ltd., Class C, NVS(a)	3,468,969	33,267,413
Ooma Inc.(a)(b)	495,766	7,431,532
Radius Global Infrastructure Inc., Class A(a)(b)	1,587,511	22,669,657
Telesat Corp.(a)	188,422	3,108,963

		351,986,076

Electric Utilities — 0.7%
ALLETE Inc.	1,197,337	80,197,632
MGE Energy Inc.	824,013	65,747,997
Otter Tail Corp.	942,687	58,917,938
PNM Resources Inc.	1,941,824	92,566,750
Portland General Electric Co.	2,042,168	112,625,565
Via Renewables Inc.	286,389	2,359,846

		412,415,728

Electrical Equipment — 1.0%
Advent Technologies Holdings Inc.(a)(b)	388,106	900,406
Allied Motion Technologies Inc.	264,454	7,891,307
American Superconductor Corp.(a)(b)	625,071	4,756,790
Array Technologies Inc.(a)(b)	2,907,134	32,763,400
Atkore Inc.(a)(b)	1,014,670	99,884,115
AZZ Inc.	548,381	26,453,899
Babcock & Wilcox Enterprises Inc.(a)	1,272,893	10,386,807
Beam Global(a)(b)	200,267	4,095,460
Blink Charging Co.(a)(b)	829,022	21,935,922
Bloom Energy Corp., Class A(a)(b)	3,209,206	77,502,325
Encore Wire Corp.(b)	444,564	50,711,416
EnerSys	944,114	70,402,581
Eos Energy Enterprises Inc.(a)(b)	985,311	4,118,600
FTC Solar Inc.(a)(b)	880,720	4,341,950
FuelCell Energy Inc.(a)(b)	8,355,604	48,128,279
GrafTech International Ltd.	4,508,128	43,368,191
Powell Industries Inc.	215,069	4,176,640
Preformed Line Products Co.	71,203	4,515,694
Romeo Power Inc.(a)(b)	2,312,644	3,445,840
Stem Inc.(a)(b)	2,598,750	28,612,238
Thermon Group Holdings Inc.(a)(b)	739,698	11,983,108
TPI Composites Inc.(a)(b)	821,550	11,550,993
Vicor Corp.(a)(b)	478,353	33,747,804

		605,673,765

Electronic Equipment, Instruments & Components — 2.3%
908 Devices Inc.(a)(b)	468,430	8,904,854
Advanced Energy Industries Inc.	856,566	73,733,201
Aeva Technologies Inc.(a)(b)	2,384,389	10,324,404
Akoustis Technologies Inc.(a)(b)	1,144,313	7,438,035
Arlo Technologies Inc.(a)	1,951,354	17,288,996
Badger Meter Inc.	656,616	65,471,181
Belden Inc.(b)	992,843	55,003,502
Benchmark Electronics Inc.	797,699	19,974,383
CTS Corp.	728,753	25,754,131
Daktronics Inc.(a)(b)	837,424	3,215,708
ePlus Inc.(a)(b)	595,546	33,386,309
Fabrinet(a)	836,169	87,906,447

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
FARO Technologies Inc.(a)	411,587	$21,369,597
Identiv Inc.(a)(b)	485,476	7,850,147
II-VI Inc.(a)(b)	2,398,127	173,840,226
Insight Enterprises Inc.(a)(b)	791,175	84,908,901
Iteris Inc.(a)(b)	953,083	2,840,187
Itron Inc.(a)(b)	1,017,321	53,592,470
Kimball Electronics Inc.(a)(b)	548,835	10,971,212
Knowles Corp.(a)(b)	2,023,924	43,575,084
Luna Innovations Inc.(a)(b)	724,616	5,586,789
Methode Electronics Inc.	842,294	36,429,215
MicroVision Inc.(a)(b)	3,778,304	17,644,680
Napco Security Technologies Inc.(a)(b)	659,198	13,526,743
nLight Inc.(a)(b)	975,323	16,912,101
Novanta Inc.(a)(b)	798,277	113,586,834
OSI Systems Inc.(a)(b)	374,093	31,842,796
Ouster Inc.(a)(b)	3,042,315	13,690,418
PAR Technology Corp.(a)(b)	581,328	23,450,772
PC Connection Inc.	255,145	13,367,047
Plexus Corp.(a)(b)	643,206	52,620,683
Rogers Corp.(a)	422,904	114,903,017
Sanmina Corp.(a)	1,413,467	57,132,336
ScanSource Inc.(a)(b)	570,302	19,840,807
TTM Technologies Inc.(a)(b)	2,340,695	34,689,100
Velodyne Lidar Inc.(a)	1,704,189	4,362,724
Vishay Intertechnology Inc.	3,000,725	58,814,210
Vishay Precision Group Inc.(a)	278,459	8,952,457

		1,444,701,704

Energy Equipment & Services — 1.2%
Archrock Inc.	3,074,586	28,378,429
Bristow Group Inc.(a)	538,259	19,958,644
Cactus Inc., Class A	1,247,876	70,804,484
ChampionX Corp.(a)	4,590,805	112,382,906
DMC Global Inc.(a)	422,590	12,888,995
Dril-Quip Inc.(a)(b)	796,831	29,761,638
Expro Group Holdings NV(a)(b)	1,075,978	19,130,889
Helix Energy Solutions Group Inc.(a)	3,348,715	16,006,858
Helmerich & Payne Inc.	2,333,852	99,842,189
Liberty Oilfield Services Inc., Class A(a)(b)	2,087,467	30,936,261
Nabors Industries Ltd.(a)(b)	159,967	24,430,160
National Energy Services Reunited Corp.(a)(b)	855,118	7,182,991
Newpark Resources Inc.(a)(b)	2,095,788	7,670,584
NexTier Oilfield Solutions Inc.(a)(b)	3,940,507	36,410,285
Oceaneering International Inc.(a)	2,250,116	34,111,759
Oil States International Inc.(a)	1,401,155	9,738,027
Patterson-UTI Energy Inc.	4,224,151	65,389,858
ProPetro Holding Corp.(a)	1,995,624	27,799,042
RPC Inc.(a)(b)	1,535,775	16,386,719
Select Energy Services Inc., Class A(a)	1,391,421	11,924,478
Solaris Oilfield Infrastructure Inc., Class A	710,955	8,026,682
TETRA Technologies Inc.(a)	2,801,220	11,513,014
Tidewater Inc.(a)(b)	928,383	20,183,046
U.S. Silica Holdings Inc.(a)	1,678,609	31,322,844

		752,180,782

Entertainment — 0.8%
AMC Entertainment Holdings Inc., Class A(a)(b)	11,645,427	286,943,321
Chicken Soup For The Soul Entertainment Inc.(a)(b)	159,739	1,276,315
Cinemark Holdings Inc.(a)(b)	2,452,016	42,370,836
CuriosityStream Inc.(a)(b)	591,485	1,715,307
Eros STX Global Corp.(a)(b)	362,839	1,012,321

Security	Shares	Value

Entertainment (continued)
IMAX Corp.(a)(b)	1,136,406	$21,512,166
Liberty Media Corp.-Liberty Braves, Class A(a)(b)	227,473	6,546,673
Liberty Media Corp.-Liberty Braves, Class C, NVS(a)(b)	824,617	23,015,060
Lions Gate Entertainment Corp., Class A(a)(b)	1,397,590	22,710,837
Lions Gate Entertainment Corp., Class B, NVS(a)(b)	2,590,693	38,938,116
LiveOne Inc.(a)(b)	1,265,427	1,032,588
Madison Square Garden Entertainment Corp.(a)(b)	590,776	49,217,549
Marcus Corp. (The)(a)(b)	531,703	9,411,143

		505,702,232

Equity Real Estate Investment Trusts (REITs) — 7.1%
Acadia Realty Trust	1,987,370	43,066,308
Agree Realty Corp.	1,585,081	105,185,975
Alexander & Baldwin Inc.	1,640,578	38,045,004
Alexander’s Inc.	48,306	12,377,446
American Assets Trust Inc.	1,129,903	42,812,025
Apartment Investment & Management Co., Class A(a)	3,417,121	25,013,326
Apple Hospitality REIT Inc.	4,874,381	87,592,627
Armada Hoffler Properties Inc.	1,454,727	21,239,014
Ashford Hospitality Trust Inc.(a)(b)	387,169	3,949,124
Braemar Hotels & Resorts Inc.(b)	1,185,142	7,324,178
Brandywine Realty Trust	3,870,261	54,725,491
Broadstone Net Lease Inc.	3,578,841	77,947,157
BRT Apartments Corp.	254,830	6,108,275
CareTrust REIT Inc.	2,198,791	42,436,666
CatchMark Timber Trust Inc., Class A	1,112,392	9,121,614
Centerspace	322,655	31,658,909
Chatham Lodging Trust(a)	1,082,623	14,929,371
City Office REIT Inc.	963,888	17,022,262
Clipper Realty Inc.	277,353	2,515,592
Community Healthcare Trust Inc.	550,206	23,224,195
Corporate Office Properties Trust	2,577,817	73,570,897
CTO Realty Growth Inc.	132,765	8,804,975
DiamondRock Hospitality Co.(a)	4,703,893	47,509,319
DigitalBridge Group Inc.(a)	10,929,478	78,692,242
Diversified Healthcare Trust	5,388,108	17,241,946
Easterly Government Properties Inc.	1,964,716	41,534,096
EastGroup Properties Inc.	915,459	186,094,506
Empire State Realty Trust Inc., Class A	3,238,632	31,803,366
Equity Commonwealth(a)	2,476,142	69,851,966
Essential Properties Realty Trust Inc.	2,760,231	69,833,844
Farmland Partners Inc.	646,456	8,888,770
Four Corners Property Trust Inc.	1,775,579	48,011,656
Franklin Street Properties Corp., Class C	2,254,404	13,300,984
Getty Realty Corp.	931,183	26,650,457
Gladstone Commercial Corp.	809,811	17,832,038
Gladstone Land Corp.	703,368	25,616,663
Global Medical REIT Inc.	1,348,360	22,005,235
Global Net Lease Inc.	2,354,781	37,040,705
Healthcare Realty Trust Inc.	3,341,072	91,812,659
Hersha Hospitality Trust, Class A(a)	736,850	6,690,598
Independence Realty Trust Inc.	4,942,407	130,677,241
Indus Realty Trust Inc.	116,008	8,479,025
Industrial Logistics Properties Trust	1,475,407	33,447,477
Innovative Industrial Properties Inc.	535,387	109,968,490
iStar Inc.	1,522,896	35,650,995
Kite Realty Group Trust	4,929,539	112,245,603
LTC Properties Inc.	892,471	34,333,359
LXP Industrial Trust	6,321,089	99,241,097

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Macerich Co. (The)	4,846,713	$75,802,591
National Health Investors Inc.	995,426	58,740,088
National Storage Affiliates Trust	1,840,946	115,537,771
Necessity Retail REIT Inc.	2,722,570	21,535,529
NETSTREIT Corp.	892,275	20,022,651
NexPoint Residential Trust Inc.	506,759	45,765,405
Office Properties Income Trust	1,089,273	28,026,994
One Liberty Properties Inc.	365,270	11,246,663
Outfront Media Inc.	3,300,610	93,836,342
Paramount Group Inc.	4,202,252	45,846,569
Pebblebrook Hotel Trust(b)	2,953,325	72,297,396
Phillips Edison & Co. Inc.(b)	2,539,580	87,336,156
Physicians Realty Trust	5,024,473	88,129,256
Piedmont Office Realty Trust Inc., Class A	2,864,666	49,329,549
Plymouth Industrial REIT Inc.	697,820	18,910,922
Postal Realty Trust Inc., Class A	298,577	5,022,065
PotlatchDeltic Corp.	1,494,921	78,827,184
Preferred Apartment Communities Inc., Class A	1,174,730	29,297,766
PS Business Parks Inc.	452,965	76,134,357
Retail Opportunity Investments Corp.	2,731,159	52,957,173
Retail Value Inc.	468,475	1,433,534
RLJ Lodging Trust	3,759,148	52,928,804
RPT Realty	1,829,221	25,188,373
Ryman Hospitality Properties Inc.(a)(b)	1,211,203	112,363,302
Sabra Health Care REIT Inc.	5,208,438	77,553,642
Safehold Inc.	464,470	25,754,862
Saul Centers Inc.	266,044	14,020,519
Seritage Growth Properties, Class A(a)(b)	842,898	10,671,089
Service Properties Trust	3,640,142	32,142,454
SITE Centers Corp.	3,949,640	65,998,484
STAG Industrial Inc.	4,019,747	166,216,538
Summit Hotel Properties Inc.(a)	2,361,400	23,519,544
Sunstone Hotel Investors Inc.(a)	4,934,413	58,127,385
Tanger Factory Outlet Centers Inc.	2,339,776	40,220,749
Terreno Realty Corp.	1,668,477	123,550,722
UMH Properties Inc.	971,787	23,896,242
Uniti Group Inc.	4,460,848	61,381,269
Universal Health Realty Income Trust	295,120	17,226,154
Urban Edge Properties	2,636,875	50,364,313
Urstadt Biddle Properties Inc., Class A	679,371	12,778,969
Veris Residential Inc.(a)	1,985,520	34,528,193
Washington Real Estate Investment Trust	1,945,318	49,605,609
Whitestone REIT	1,048,670	13,894,878
Xenia Hotels & Resorts Inc.(a)	2,584,861	49,861,969

		4,370,954,792

Food & Staples Retailing — 1.2%
Andersons Inc. (The)	714,809	35,926,300
BJ’s Wholesale Club Holdings Inc.(a)(b)	3,100,041	209,593,772
Chefs’ Warehouse Inc. (The)(a)(b)	730,034	23,799,108
HF Foods Group Inc.(a)(b)	754,763	5,026,722
Ingles Markets Inc., Class A	311,698	27,756,707
MedAvail Holdings Inc.(a)(b)	266,396	258,697
Natural Grocers by Vitamin Cottage Inc.	195,078	3,823,529
Performance Food Group Co.(a)(b)	3,434,529	174,851,871
PriceSmart Inc.	543,264	42,847,232
Rite Aid Corp.(a)(b)	1,247,757	10,917,874
SpartanNash Co.	820,289	27,061,334
Sprouts Farmers Market Inc.(a)(b)	2,550,147	81,553,701
United Natural Foods Inc.(a)	1,298,290	53,684,291
Village Super Market Inc., Class A	187,172	4,585,714

Security	Shares	Value

Food & Staples Retailing (continued)
Weis Markets Inc.	367,147	$26,221,639

		727,908,491

Food Products — 1.0%
AppHarvest Inc.(a)(b)	1,573,926	8,459,852
B&G Foods Inc.(b)	1,447,341	39,049,260
Calavo Growers Inc.	397,884	14,502,872
Cal-Maine Foods Inc.	923,129	50,975,183
Fresh Del Monte Produce Inc.	757,853	19,635,971
Hostess Brands Inc.(a)(b)	3,122,914	68,516,733
J&J Snack Foods Corp.	335,848	52,090,025
John B Sanfilippo & Son Inc.	199,840	16,674,650
Laird Superfood Inc.(a)(b)	140,897	508,638
Lancaster Colony Corp.	431,174	64,309,602
Landec Corp.(a)(b)	572,899	6,634,170
Limoneira Co.	356,903	5,239,336
Mission Produce Inc.(a)	842,924	10,662,989
Sanderson Farms Inc.	456,218	85,536,313
Seneca Foods Corp., Class A(a)	140,012	7,216,219
Simply Good Foods Co. (The)(a)(b)	1,932,735	73,347,293
Sovos Brands Inc.(a)(b)	569,708	8,078,459
Tattooed Chef Inc.(a)(b)	1,071,250	13,476,325
Tootsie Roll Industries Inc.	346,008	12,096,452
TreeHouse Foods Inc.(a)(b)	1,185,910	38,257,457
Utz Brands Inc.	1,352,995	19,997,266
Vita Coco Co. Inc. (The)(a)(b)	214,479	1,921,732
Vital Farms Inc.(a)(b)	563,619	6,966,331
Whole Earth Brands Inc.(a)(b)	849,939	6,085,563

		630,238,691

Gas Utilities — 1.1%
Brookfield Infrastructure Corp., Class A	1,435,837	108,319,543
Chesapeake Utilities Corp.	376,592	51,879,314
New Jersey Resources Corp.	2,193,402	100,589,416
Northwest Natural Holding Co.	705,525	36,489,753
ONE Gas Inc.	1,197,178	105,638,987
South Jersey Industries Inc.	2,328,159	80,437,893
Southwest Gas Holdings Inc.	1,491,747	116,788,873
Spire Inc.	1,149,815	82,510,724

		682,654,503

Health Care Equipment & Supplies — 3.5%
Accelerate Diagnostics Inc.(a)(b)	749,858	1,079,796
Accuray Inc.(a)(b)	2,077,903	6,877,859
Acutus Medical Inc.(a)(b)	431,036	599,140
Alphatec Holdings Inc.(a)(b)	1,595,583	18,349,204
AngioDynamics Inc.(a)(b)	848,702	18,281,041
Apyx Medical Corp.(a)(b)	710,791	4,641,465
Artivion Inc.(a)(b)	865,026	18,494,256
Asensus Surgical Inc.(a)(b)	5,356,633	3,357,538
Aspira Women’s Health Inc.(a)(b)	1,652,492	1,718,592
AtriCure Inc.(a)(b)	1,021,761	67,099,045
Atrion Corp.	31,480	22,445,240
Avanos Medical Inc.(a)(b)	1,087,752	36,439,692
Axogen Inc.(a)(b)	866,988	6,883,885
Axonics Inc.(a)(b)	1,047,639	65,582,201
BioLife Solutions Inc.(a)	249,066	5,661,270
Bioventus Inc., Class A(a)	630,445	8,889,274
Butterfly Network Inc.(a)(b)	2,839,430	13,515,687
Cardiovascular Systems Inc.(a)	894,668	20,219,497
Cerus Corp.(a)(b)	3,861,884	21,201,743
ClearPoint Neuro Inc.(a)(b)	427,703	4,452,388

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
CONMED Corp.	658,671	$97,845,577
CryoPort Inc.(a)(b)	920,225	32,125,055
Cue Health Inc.(a)(b)	352,459	2,273,361
Cutera Inc.(a)(b)	396,503	27,358,707
CVRx Inc.(a)(b)	184,148	1,103,047
CytoSorbents Corp.(a)(b)	905,368	2,888,124
DarioHealth Corp.(a)(b)	306,410	1,789,434
Eargo Inc.(a)(b)	791,067	4,184,744
Glaukos Corp.(a)(b)	1,034,961	59,841,445
Haemonetics Corp.(a)(b)	1,136,516	71,850,542
Heska Corp.(a)	221,290	30,599,981
Inari Medical Inc.(a)(b)	776,937	70,421,570
Inogen Inc.(a)(b)	441,517	14,313,981
Integer Holdings Corp.(a)	748,558	60,311,318
Intersect ENT Inc.(a)	752,957	21,090,326
Invacare Corp.(a)	755,711	1,065,552
iRadimed Corp.	144,155	6,463,910
iRhythm Technologies Inc.(a)(b)	668,504	105,269,325
Lantheus Holdings Inc.(a)	1,524,790	84,336,135
LeMaitre Vascular Inc.	425,918	19,792,409
LivaNova PLC(a)(b)	1,207,959	98,847,285
Meridian Bioscience Inc.(a)(b)	965,427	25,062,485
Merit Medical Systems Inc.(a)	1,160,295	77,182,823
Mesa Laboratories Inc.(b)	111,908	28,523,111
Natus Medical Inc.(a)(b)	760,163	19,977,084
Neogen Corp.(a)(b)	2,453,251	75,658,261
Neuronetics Inc.(a)(b)	573,409	1,737,429
NeuroPace Inc.(a)(b)	158,303	1,299,668
Nevro Corp.(a)(b)	779,667	56,393,314
NuVasive Inc.(a)(b)	1,172,280	66,468,276
OraSure Technologies Inc.(a)(b)	1,638,998	11,112,406
Ortho Clinical Diagnostics Holdings PLC(a)	2,719,447	50,744,881
Orthofix Medical Inc.(a)(b)	426,644	13,951,259
OrthoPediatrics Corp.(a)(b)	315,366	17,026,610
Outset Medical Inc.(a)(b)	1,065,981	48,395,537
Paragon 28 Inc.(a)(b)	194,792	3,260,818
PAVmed Inc.(a)(b)	1,644,836	2,171,184
PROCEPT BioRobotics Corp.(a)(b)	170,004	5,948,440
Pulmonx Corp.(a)(b)	611,394	15,168,685
Pulse Biosciences Inc.(a)(b)	302,979	1,472,478
Quotient Ltd.(a)(b)	1,783,655	2,140,386
Retractable Technologies Inc.(a)(b)	395,722	1,879,679
RxSight Inc.(a)(b)	355,736	4,404,012
SeaSpine Holdings Corp.(a)(b)	721,723	8,776,152
Senseonics Holdings Inc.(a)(b)	9,786,472	19,279,350
Shockwave Medical Inc.(a)(b)	764,774	158,583,537
SI-BONE Inc.(a)(b)	756,079	17,087,385
Sientra Inc.(a)(b)	1,306,806	2,901,109
Sight Sciences Inc.(a)(b)	476,310	5,506,144
Silk Road Medical Inc.(a)(b)	782,969	32,328,790
STAAR Surgical Co.(a)(b)	1,076,592	86,030,467
Stereotaxis Inc.(a)(b)	1,129,270	4,212,177
Surmodics Inc.(a)	307,428	13,935,711
Tactile Systems Technology Inc.(a)(b)	435,818	8,786,091
Talis Biomedical Corp.(a)(b)	328,396	463,038
TransMedics Group Inc.(a)(b)	592,391	15,959,014
Treace Medical Concepts Inc.(a)(b)	673,572	12,737,247
UFP Technologies Inc.(a)(b)	157,378	10,413,702
Utah Medical Products Inc.	76,563	6,879,951
Vapotherm Inc.(a)(b)	519,485	7,220,841

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Varex Imaging Corp.(a)(b)	874,238	$18,612,527
ViewRay Inc.(a)(b)	3,133,878	12,284,802
Zynex Inc.(b)	531,830	3,313,301

		2,134,850,803

Health Care Providers & Services — 3.0%
1Life Healthcare Inc.(a)(b)	2,625,699	29,092,745
Accolade Inc.(a)(b)	1,174,852	20,630,401
AdaptHealth Corp.(a)(b)	1,622,300	26,005,469
Addus HomeCare Corp.(a)	352,002	32,838,267
Agiliti Inc.(a)(b)	530,950	11,203,045
AirSculpt Technologies Inc.(a)(b)	73,985	1,012,115
Alignment Healthcare Inc.(a)(b)	1,822,102	20,462,206
AMN Healthcare Services Inc.(a)	1,065,089	111,120,735
Apollo Medical Holdings Inc.(a)(b)	854,970	41,440,396
Aveanna Healthcare Holdings Inc.(a)(b)	879,479	2,999,023
Biodesix Inc.(a)(b)	279,180	471,814
Brookdale Senior Living Inc.(a)(b)	4,174,784	29,432,227
Castle Biosciences Inc.(a)(b)	480,114	21,537,914
Community Health Systems Inc.(a)	2,814,318	33,405,955
Contra Zogenix Inc., NVS(b)	1,280,909	871,018
CorVel Corp.(a)	196,436	33,087,680
Covetrus Inc.(a)(b)	2,348,807	39,436,470
Cross Country Healthcare Inc.(a)(b)	796,664	17,263,709
Ensign Group Inc. (The)	1,190,312	107,139,983
Fulgent Genetics Inc.(a)(b)	476,197	29,719,455
Hanger Inc.(a)	840,680	15,409,664
HealthEquity Inc.(a)(b)	1,848,003	124,629,322
InfuSystem Holdings Inc.(a)(b)	407,585	3,994,333
Innovage Holding Corp.(a)(b)	416,654	2,674,919
Invitae Corp.(a)(b)	4,522,022	36,040,515
Joint Corp. (The)(a)	315,210	11,155,282
LHC Group Inc.(a)(b)	691,196	116,535,646
LifeStance Health Group Inc.(a)(b)	1,595,473	16,130,232
MEDNAX Inc.(a)(b)	1,708,319	40,111,330
ModivCare Inc.(a)	280,692	32,389,050
National HealthCare Corp.	288,961	20,293,731
National Research Corp.	308,751	12,241,977
Ontrak Inc.(a)(b)	200,703	454,592
Option Care Health Inc.(a)(b)	3,585,186	102,392,912
Owens & Minor Inc.(b)	1,640,433	72,211,861
Patterson Companies Inc.	1,940,371	62,809,809
Pennant Group Inc. (The)(a)(b)	583,533	10,871,220
PetIQ Inc.(a)(b)	607,573	14,824,781
Privia Health Group Inc.(a)(b)	924,984	24,724,822
Progyny Inc.(a)(b)	1,451,672	74,615,941
R1 RCM Inc.(a)(b)	2,681,718	71,762,774
RadNet Inc.(a)(b)	1,027,758	22,990,947
Select Medical Holdings Corp.	2,500,064	59,976,535
Sharps Compliance Corp.(a)(b)	326,527	1,926,509
SOC Telemed Inc.(a)	1,368,788	4,092,676
Surgery Partners Inc.(a)(b)	766,941	42,220,102
Tenet Healthcare Corp.(a)	2,399,587	206,268,499
Tivity Health Inc.(a)	997,026	32,074,326
U.S. Physical Therapy Inc.(b)	290,074	28,847,859
Viemed Healthcare Inc.(a)(b)	826,053	4,113,744

		1,877,956,537

Health Care Technology — 1.0%
Allscripts Healthcare Solutions Inc.(a)(b)	2,734,032	61,570,401
American Well Corp., Class A(a)(b)	4,148,505	17,465,206

76	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology (continued)
Computer Programs & Systems Inc.(a)(b)	320,632	$11,045,772
Convey Health Solutions Holdings Inc.(a)(b)	304,787	1,993,307
Evolent Health Inc., Class A(a)(b)	1,808,947	58,428,988
Forian Inc.(a)(b)	412,540	2,871,278
Health Catalyst Inc.(a)(b)	1,209,301	31,599,035
HealthStream Inc.(a)	578,212	11,517,983
Icad Inc.(a)(b)	497,811	2,220,237
Inspire Medical Systems Inc.(a)(b)	610,071	156,599,125
Multiplan Corp.(a)(b)	7,438,990	34,814,473
NantHealth Inc.(a)(b)	644,699	485,845
NextGen Healthcare Inc.(a)	1,279,532	26,755,014
Omnicell Inc.(a)(b)	991,185	128,348,546
OptimizeRx Corp.(a)	389,281	14,679,787
Phreesia Inc.(a)(b)	1,124,973	29,654,288
Schrodinger Inc.(a)(b)	1,029,360	35,121,763
Simulations Plus Inc.(b)	347,772	17,729,417
Tabula Rasa HealthCare Inc.(a)(b)	510,919	2,942,894

		645,843,359

Hotels, Restaurants & Leisure — 2.4%
Accel Entertainment Inc.(a)(b)	1,270,547	15,475,262
Bally’s Corp.(a)(b)	754,783	23,202,029
Biglari Holdings Inc., Class B, NVS(a)(b)	18,482	2,672,682
BJ’s Restaurants Inc.(a)	522,559	14,788,420
Bloomin’ Brands Inc.	2,007,677	44,048,433
Bluegreen Vacations Holding Corp.(a)(b)	326,583	9,657,059
Brinker International Inc.(a)(b)	1,008,825	38,496,762
Carrols Restaurant Group Inc.	762,918	1,724,195
Century Casinos Inc.(a)(b)	604,431	7,222,950
Cheesecake Factory Inc. (The)(a)(b)	1,031,459	41,041,754
Chuy’s Holdings Inc.(a)(b)	456,646	12,329,442
Cracker Barrel Old Country Store Inc.	538,975	63,992,502
Dave & Buster’s Entertainment Inc.(a)	994,605	48,835,106
Denny’s Corp.(a)(b)	1,382,627	19,785,392
Dine Brands Global Inc.	368,430	28,719,119
Drive Shack Inc.(a)(b)	1,924,359	2,963,513
El Pollo Loco Holdings Inc.(a)(b)	440,916	5,123,444
Esports Technologies Inc.(a)(b)	250,502	1,688,383
Everi Holdings Inc.(a)(b)	1,936,032	40,656,672
F45 Training Holdings Inc.(a)(b)	694,063	7,426,474
Fiesta Restaurant Group Inc.(a)	393,015	2,937,787
First Watch Restaurant Group Inc.(a)	226,098	2,950,579
Full House Resorts Inc.(a)(b)	751,849	7,225,269
GAN Ltd.(a)(b)	919,699	4,432,949
Golden Entertainment Inc.(a)(b)	382,577	22,216,246
Golden Nugget Online Gaming Inc.(a)(b)	899,826	6,397,763
Hall of Fame Resort & Entertainment Co.(a)(b)	1,255,823	1,393,964
Hilton Grand Vacations Inc.(a)(b)	1,937,330	100,760,533
International Game Technology PLC	2,263,938	55,873,990
Jack in the Box Inc.	480,624	44,895,088
Krispy Kreme Inc.(b)	1,858,624	27,600,566
Kura Sushi USA Inc., Class A(a)(b)	101,293	5,586,309
Life Time Group Holdings Inc.(a)(b)	879,817	12,792,539
Lindblad Expeditions Holdings Inc.(a)(b)	699,340	10,546,047
Monarch Casino & Resort Inc.(a)(b)	297,604	25,959,997
Nathan’s Famous Inc.	61,757	3,345,377
NEOGAMES SA(a)	227,937	3,517,068
Noodles & Co.(a)(b)	924,458	5,519,014
ONE Group Hospitality Inc. (The)(a)	465,950	4,897,135
Papa John’s International Inc.	746,391	78,580,044
PlayAGS Inc.(a)(b)	624,559	4,165,809

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Portillo’s Inc., Class A(a)(b)	525,416	$12,904,217
RCI Hospitality Holdings Inc.(b)	199,678	12,272,210
Red Robin Gourmet Burgers Inc.(a)(b)	364,698	6,148,808
Red Rock Resorts Inc., Class A	1,211,521	58,831,460
Rush Street Interactive Inc.(a)(b)	1,213,988	8,825,693
Ruth’s Hospitality Group Inc.	769,447	17,604,947
Scientific Games Corp./DE, Class A(a)	2,175,661	127,820,084
SeaWorld Entertainment Inc.(a)(b)	1,139,872	84,852,072
Shake Shack Inc., Class A(a)(b)	847,858	57,569,558
Sweetgreen Inc.(a)	251,770	8,054,122
Target Hospitality Corp.(a)(b)	567,198	3,403,188
Texas Roadhouse Inc.	1,583,400	132,578,082
Wingstop Inc.	673,025	78,979,484
Xponential Fitness Inc., Class A(a)(b)	264,799	6,206,889

		1,477,494,480

Household Durables — 1.6%
Aterian Inc.(a)(b)	591,277	1,436,803
Bassett Furniture Industries Inc.	222,292	3,681,155
Beazer Homes USA Inc.(a)(b)	670,126	10,199,318
Cavco Industries Inc.(a)	208,346	50,180,134
Century Communities Inc.	676,621	36,246,587
Ethan Allen Interiors Inc.	548,422	14,297,361
Flexsteel Industries Inc.	152,387	2,941,069
GoPro Inc., Class A(a)(b)	2,877,334	24,543,659
Green Brick Partners Inc.(a)(b)	691,249	13,659,080
Hamilton Beach Brands Holding Co., Class A	170,311	1,980,717
Helen of Troy Ltd.(a)(b)	544,677	106,669,544
Hooker Furnishings Corp.	263,706	4,994,592
Hovnanian Enterprises Inc., Class A(a)(b)	116,347	6,876,108
Installed Building Products Inc.	535,142	45,214,148
iRobot Corp.(a)(b)	603,739	38,277,053
KB Home	1,792,197	58,031,339
Landsea Homes Corp.(a)(b)	242,202	2,070,827
La-Z-Boy Inc.	994,654	26,229,026
Legacy Housing Corp.(a)(b)	185,211	3,974,628
LGI Homes Inc.(a)(b)	483,839	47,261,393
Lifetime Brands Inc.	292,167	3,751,424
Lovesac Co. (The)(a)(b)	289,038	15,625,394
M/I Homes Inc.(a)	642,699	28,503,701
MDC Holdings Inc.	1,289,281	48,786,393
Meritage Homes Corp.(a)	830,641	65,811,686
Purple Innovation Inc., Class A(a)(b)	1,296,817	7,586,379
Skyline Champion Corp.(a)(b)	1,180,584	64,790,450
Snap One Holdings Corp.(a)(b)	402,445	5,936,064
Sonos Inc.(a)(b)	2,890,570	81,571,885
Taylor Morrison Home Corp.(a)(b)	2,702,105	73,551,298
Traeger Inc.(a)(b)	673,306	5,009,397
Tri Pointe Homes Inc.(a)(b)	2,480,785	49,814,163
Tupperware Brands Corp.(a)(b)	1,121,350	21,810,257
Universal Electronics Inc.(a)	293,596	9,171,939
VOXX International Corp.(a)(b)	367,748	3,666,448
Vuzix Corp.(a)(b)	1,336,703	8,822,240
Weber Inc., Class A(b)	445,796	4,382,175

		997,355,834

Household Products — 0.3%
Central Garden & Pet Co.(a)(b)	221,669	9,744,569
Central Garden & Pet Co., Class A, NVS(a)	927,584	37,826,876
Energizer Holdings Inc.	1,518,232	46,700,816
Oil-Dri Corp. of America	123,503	3,538,361

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
WD-40 Co.(b)	308,827	$56,586,371

		154,396,993

Independent Power and Renewable Electricity Producers — 0.4%
Clearway Energy Inc., Class A	799,864	26,651,469
Clearway Energy Inc., Class C	1,838,797	67,134,478
Ormat Technologies Inc.	1,024,023	83,795,802
Sunnova Energy International Inc.(a)(b)	1,948,173	44,924,869

		222,506,618

Insurance — 1.9%
Ambac Financial Group Inc.(a)	1,071,027	11,138,681
American Equity Investment Life Holding Co.	1,880,224	75,039,740
American National Group Inc.	171,478	32,424,775
AMERISAFE Inc.	447,032	22,204,080
Argo Group International Holdings Ltd.	723,733	29,875,698
Bright Health Group Inc.(a)(b)	5,773,045	11,141,977
BRP Group Inc., Class A(a)	1,101,804	29,561,401
Citizens Inc./TX(a)(b)	1,189,233	5,042,348
CNO Financial Group Inc.	2,765,620	69,389,406
Crawford & Co., Class A, NVS	372,374	2,815,148
Donegal Group Inc., Class A	335,979	4,505,478
eHealth Inc.(a)(b)	568,839	7,059,292
Employers Holdings Inc.	621,467	25,492,576
Enstar Group Ltd.(a)(b)	285,018	74,432,451
Genworth Financial Inc., Class A(a)	11,078,471	41,876,620
Goosehead Insurance Inc., Class A	412,099	32,378,619
Greenlight Capital Re Ltd., Class A(a)(b)	609,095	4,306,302
HCI Group Inc.	127,398	8,685,996
Heritage Insurance Holdings Inc.	628,660	4,488,632
Horace Mann Educators Corp.	911,757	38,138,795
Investors Title Co.	29,547	6,004,246
James River Group Holdings Ltd.	817,834	20,233,213
Kinsale Capital Group Inc.(b)	488,268	111,334,869
Maiden Holdings Ltd.(a)(b)	1,589,856	3,831,553
MBIA Inc.(a)(b)	1,072,970	16,513,008
MetroMile Inc.(a)(b)	2,162,279	2,854,208
National Western Life Group Inc., Class A(b)	61,822	13,007,349
NI Holdings Inc.(a)(b)	201,968	3,425,377
Palomar Holdings Inc.(a)(b)	560,006	35,834,784
ProAssurance Corp.	1,159,638	31,171,070
RLI Corp.	913,634	101,075,329
Safety Insurance Group Inc.	319,405	29,017,944
Selective Insurance Group Inc.	1,354,206	121,011,848
Selectquote Inc.(a)(b)	3,090,138	8,621,485
SiriusPoint Ltd.(a)	2,085,401	15,598,800
Stewart Information Services Corp.	583,144	35,344,358
Tiptree Inc.	528,929	6,796,738
Trean Insurance Group Inc.(a)(b)	418,848	1,964,397
Trupanion Inc.(a)(b)	867,974	77,353,843
United Fire Group Inc.	473,687	14,717,455
United Insurance Holdings Corp.	525,369	1,738,971
Universal Insurance Holdings Inc.	658,674	8,885,512

		1,196,334,372

Interactive Media & Services — 0.6%
Cargurus Inc.(a)(b)	2,160,863	91,750,243
Cars.com Inc.(a)	1,559,393	22,502,041
Eventbrite Inc., Class A(a)(b)	1,750,369	25,852,950
EverQuote Inc., Class A(a)(b)	431,878	6,987,786
fuboTV Inc.(a)(b)	3,037,527	19,956,552
Liberty TripAdvisor Holdings Inc., Class A(a)(b)	1,704,666	3,494,565

Security	Shares	Value

Interactive Media & Services (continued)
MediaAlpha Inc., Class A(a)(b)	475,290	$7,866,050
Outbrain Inc.(a)(b)	487,564	5,231,562
QuinStreet Inc.(a)(b)	1,128,369	13,089,080
TrueCar Inc.(a)(b)	2,148,010	8,484,639
Yelp Inc.(a)(b)	1,625,688	55,452,218
Ziff Davis Inc.(a)(b)	982,933	95,128,256

		355,795,942

Internet & Direct Marketing Retail — 0.4%
1-800-Flowers.com Inc., Class A(a)(b)	612,431	7,814,620
1stdibs.com Inc.(a)(b)	423,058	3,380,233
aka Brands Holding Corp.(a)(b)	160,636	710,011
CarParts.com Inc.(a)(b)	1,115,096	7,471,143
Duluth Holdings Inc., Class B(a)(b)	275,989	3,375,345
Groupon Inc.(a)(b)	542,504	10,432,352
Lands’ End Inc.(a)(b)	329,081	5,568,051
Liquidity Services Inc.(a)	534,401	9,148,945
Lulu’s Fashion Lounge Holdings Inc.(a)(b)	20,393	138,265
Overstock.com Inc.(a)(b)	972,496	42,794,687
PetMed Express Inc.	455,161	11,743,154
Porch Group Inc.(a)(b)	1,763,437	12,247,070
Quotient Technology Inc.(a)(b)	2,104,181	13,424,675
RealReal Inc. (The)(a)(b)	1,781,367	12,932,724
Rent the Runway Inc.(a)(b)	437,999	3,017,813
Revolve Group Inc.(a)(b)	808,678	43,417,922
Shutterstock Inc.	527,855	49,132,743
Stitch Fix Inc., Class A(a)(b)	1,839,488	18,523,644
Xometry Inc., Class A(a)(b)	551,455	20,265,971

		275,539,368

IT Services — 1.5%
BigCommerce Holdings Inc., Series 1(a)(b)	1,097,103	24,037,527
Brightcove Inc.(a)(b)	916,154	7,146,001
Cantaloupe Inc.(a)(b)	1,324,864	8,969,329
Cass Information Systems Inc.	325,123	12,000,290
Conduent Inc.(a)(b)	3,818,779	19,704,900
CSG Systems International Inc.	732,202	46,546,081
DigitalOcean Holdings Inc.(a)(b)	1,145,830	66,286,265
EVERTEC Inc.	1,371,804	56,147,938
Evo Payments Inc., Class A(a)(b)	1,075,499	24,833,272
ExlService Holdings Inc.(a)(b)	744,226	106,625,259
Flywire Corp.(a)(b)	1,272,190	38,903,570
GreenBox POS(a)(b)	409,276	1,727,145
Grid Dynamics Holdings Inc.(a)(b)	1,008,966	14,206,241
Hackett Group Inc. (The)	539,826	12,448,388
I3 Verticals Inc., Class A(a)(b)	471,874	13,146,410
IBEX Holdings Ltd.(a)	128,784	2,052,817
International Money Express Inc.(a)	727,733	14,998,577
Limelight Networks Inc.(a)(b)	2,835,910	14,803,450
LiveRamp Holdings Inc.(a)(b)	1,501,642	56,146,394
Maximus Inc.	1,402,881	105,145,931
MoneyGram International Inc.(a)(b)	2,036,651	21,507,035
Paya Holdings Inc., Class A(a)(b)	1,877,681	11,003,211
Perficient Inc.(a)(b)	733,707	80,773,804
Priority Technology Holdings Inc.(a)(b)	226,773	1,303,945
Rackspace Technology Inc.(a)(b)	1,237,324	13,808,536
Remitly Global Inc.(a)(b)	267,601	2,641,222
Repay Holdings Corp.(a)(b)	1,951,548	28,824,364
StarTek Inc.(a)(b)	382,189	1,693,097
TTEC Holdings Inc.	417,949	34,489,151
Tucows Inc., Class A(a)(b)	216,460	14,784,218

78	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Unisys Corp.(a)(b)	1,480,309	$31,989,477
Verra Mobility Corp.(a)(b)	3,390,179	55,192,114

		943,885,959

Leisure Products — 0.5%
Acushnet Holdings Corp.	768,210	30,928,135
American Outdoor Brands Inc.(a)(b)	330,051	4,333,570
AMMO Inc.(a)(b)	1,977,910	9,493,968
Callaway Golf Co.(a)	2,604,879	61,006,266
Clarus Corp.(b)	604,061	13,760,509
Escalade Inc.	227,460	3,002,472
Genius Brands International Inc.(a)(b)	6,424,263	6,552,748
Johnson Outdoors Inc., Class A	116,803	9,079,097
Latham Group Inc.(a)(b)	954,513	12,637,752
Malibu Boats Inc., Class A(a)(b)	463,785	26,904,168
Marine Products Corp.	187,151	2,161,594
MasterCraft Boat Holdings Inc.(a)(b)	429,189	10,562,341
Nautilus Inc.(a)(b)	695,906	2,867,133
Smith & Wesson Brands Inc.	1,058,145	16,009,734
Solo Brands Inc., Class A(a)(b)	297,637	2,538,844
Sturm Ruger & Co. Inc.	386,019	26,874,643
Vista Outdoor Inc.(a)	1,284,605	45,847,552

		284,560,526

Life Sciences Tools & Services — 0.6%
Absci Corp.(a)(b)	1,213,109	10,226,509
Aduro Biotech Inc., NVS(b)(c)	272,340	817,020
Akoya Biosciences Inc.(a)(b)	274,031	3,011,601
Alpha Teknova Inc.(a)(b)	157,626	2,176,815
Berkeley Lights Inc.(a)(b)	1,100,737	7,826,240
BioNano Genomics Inc.(a)(b)	6,526,761	16,839,043
ChromaDex Corp.(a)(b)	1,066,104	2,622,616
Codex DNA Inc.(a)(b)	175,548	942,693
Codexis Inc.(a)(b)	1,355,267	27,945,606
Cytek Biosciences Inc.(a)(b)	2,148,044	23,155,914
Fluidigm Corp.(a)(b)	1,719,212	6,171,971
Harvard Bioscience Inc.(a)(b)	882,024	5,477,369
Inotiv Inc.(a)(b)	390,662	10,227,531
IsoPlexis Corp(a)(b)	24,280	83,280
MaxCyte Inc.(a)(b)	2,222,793	15,537,323
Medpace Holdings Inc.(a)(b)	654,468	107,064,420
NanoString Technologies Inc.(a)(b)	1,026,028	35,654,473
NeoGenomics Inc.(a)(b)	2,557,487	31,073,467
Pacific Biosciences of California Inc.(a)(b)	4,388,535	39,935,668
Personalis Inc.(a)(b)	847,167	6,938,298
Quanterix Corp.(a)(b)	695,393	20,298,522
Rapid Micro Biosystems Inc., Cass A(a)(b)	318,449	2,162,269
Seer Inc., Class A(a)(b)	939,903	14,324,122
Singular Genomics Systems Inc.(a)(b)	1,024,124	6,462,222

		396,974,992

Machinery — 3.7%
AgEagle Aerial Systems Inc.(a)(b)	1,517,221	1,805,493
Alamo Group Inc.	224,210	32,239,156
Albany International Corp., Class A	700,971	59,105,875
Altra Industrial Motion Corp.	1,474,657	57,408,397
Astec Industries Inc.	513,950	22,099,850
Barnes Group Inc.	1,076,383	43,259,833
Blue Bird Corp.(a)(b)	391,535	7,368,689
Chart Industries Inc.(a)(b)	828,227	142,264,552
CIRCOR International Inc.(a)(b)	420,836	11,202,654
Columbus McKinnon Corp./NY(b)	625,858	26,536,379

Security	Shares	Value

Machinery (continued)
Commercial Vehicle Group Inc.(a)(b)	728,612	$6,156,771
Desktop Metal Inc., Class A(a)	4,292,281	20,345,412
Douglas Dynamics Inc.	514,932	17,811,498
Energy Recovery Inc.(a)(b)	931,233	18,755,033
Enerpac Tool Group Corp.(b)	1,365,266	29,885,673
EnPro Industries Inc.	468,571	45,793,444
ESCO Technologies Inc.	576,993	40,343,351
Evoqua Water Technologies Corp.(a)(b)	2,614,119	122,811,311
Federal Signal Corp.	1,371,296	46,281,240
Franklin Electric Co. Inc.	1,053,222	87,459,555
Gorman-Rupp Co. (The)	502,499	18,029,664
Greenbrier Companies Inc. (The)	714,505	36,804,153
Helios Technologies Inc.	727,994	58,421,518
Hillenbrand Inc.	1,651,316	72,938,628
Hydrofarm Holdings Group Inc.(a)(b)	920,686	13,948,393
Hyliion Holdings Corp.(a)(b)	2,651,166	11,744,665
Hyster-Yale Materials Handling Inc.	228,032	7,572,943
Ideanomics Inc.(a)(b)	10,990,853	12,309,755
John Bean Technologies Corp.	708,062	83,884,105
Kadant Inc.(b)	258,258	50,151,121
Kennametal Inc.	1,906,529	54,545,795
Lindsay Corp.	245,645	38,568,721
Luxfer Holdings PLC	619,618	10,409,582
Manitowoc Co. Inc. (The)(a)(b)	794,416	11,979,793
Mayville Engineering Co. Inc.(a)(b)	203,999	1,911,471
Meritor Inc.(a)(b)	1,529,035	54,387,775
Miller Industries Inc./TN	250,450	7,052,672
Mueller Industries Inc.	1,265,260	68,539,134
Mueller Water Products Inc., Class A	3,541,685	45,758,570
Nikola Corp.(a)(b)	5,144,802	55,100,829
NN Inc.(a)(b)	996,276	2,869,275
Omega Flex Inc.	70,528	9,159,471
Park-Ohio Holdings Corp.	185,860	2,615,050
Proto Labs Inc.(a)(b)	627,648	33,202,579
RBC Bearings Inc.(a)(b)	633,060	122,737,673
REV Group Inc.	753,645	10,098,843
Shyft Group Inc. (The)(b)	799,801	28,880,814
SPX Corp.(a)	989,053	48,869,109
SPX FLOW Inc.	948,280	81,760,702
Standex International Corp.	268,884	26,866,889
Tennant Co.	415,850	32,768,980
Terex Corp.	1,571,571	56,042,222
Titan International Inc.(a)	1,157,525	17,050,343
Trinity Industries Inc.	1,740,154	59,791,691
Wabash National Corp.	1,101,726	16,349,614
Watts Water Technologies Inc., Class A	621,887	86,809,206
Welbilt Inc.(a)(b)	2,951,929	70,108,314

		2,258,974,228

Marine — 0.3%
Costamare Inc.	1,211,052	20,648,436
Eagle Bulk Shipping Inc.	202,079	13,763,601
Genco Shipping & Trading Ltd.	715,676	16,904,267
Matson Inc.	938,910	113,251,324
Safe Bulkers Inc.(b)	1,435,488	6,832,923

		171,400,551

Media — 1.0%
Advantage Solutions Inc.(a)(b)	1,745,755	11,137,917
AMC Networks Inc., Class A(a)(b)	664,857	27,013,140
Audacy Inc(a)	2,666,957	7,707,506

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Boston Omaha Corp., Class A(a)(b)	450,022	$11,417,058
Cardlytics Inc.(a)(b)	731,928	40,241,401
Clear Channel Outdoor Holdings Inc.(a)(b)	8,214,068	28,420,675
comScore Inc.(a)	1,598,087	4,650,433
Daily Journal Corp.(a)(b)	27,736	8,653,355
Digital Media Solutions Inc., Class A(a)(b)	68,472	249,238
Emerald Holding Inc.(a)(b)	601,829	2,046,219
Entravision Communications Corp., Class A	1,384,462	8,874,401
EW Scripps Co. (The), Class A(a)	1,303,253	27,094,630
Fluent Inc.(a)(b)	1,008,870	2,098,450
Gannett Co. Inc.(a)(b)	3,186,408	14,370,700
Gray Television Inc.	1,931,949	42,638,114
Hemisphere Media Group Inc.(a)(b)	362,289	1,655,661
iHeartMedia Inc., Class A(a)(b)	2,542,385	48,127,348
Integral Ad Science Holding Corp.(a)	702,323	9,692,057
John Wiley & Sons Inc., Class A	978,983	51,915,469
Magnite Inc.(a)(b)	2,942,089	38,864,996
National CineMedia Inc.	1,364,069	3,464,735
Scholastic Corp.	602,316	24,261,289
Sinclair Broadcast Group Inc., Class A	1,047,814	29,359,748
Stagwell Inc.(a)(b)	1,418,185	10,267,659
TechTarget Inc.(a)(b)	593,970	48,277,882
TEGNA Inc.	4,995,439	111,897,834
Thryv Holdings Inc.(a)(b)	172,560	4,852,387
WideOpenWest Inc.(a)(b)	1,165,030	20,318,123

		639,568,425

Metals & Mining — 1.5%
Allegheny Technologies Inc.(a)(b)	2,866,202	76,928,862
Arconic Corp.(a)(b)	2,404,262	61,597,192
Carpenter Technology Corp.	1,075,537	45,151,043
Century Aluminum Co.(a)(b)	1,162,556	30,586,848
Coeur Mining Inc.(a)(b)	5,769,473	25,674,155
Commercial Metals Co.	2,702,213	112,466,105
Compass Minerals International Inc.	771,857	48,464,901
Constellium SE(a)	2,808,016	50,544,288
Ferroglobe PLC	1,289,900	13
Gatos Silver Inc.(a)(b)	1,045,036	4,514,556
Haynes International Inc.	281,194	11,978,864
Hecla Mining Co.	12,012,667	78,923,222
Kaiser Aluminum Corp.	355,968	33,517,947
Materion Corp.	458,143	39,281,181
MP Materials Corp.(a)(b)	1,714,293	98,297,561
NovaGold Resources Inc.(a)(b)	5,344,777	41,315,126
Olympic Steel Inc.	220,343	8,474,392
Perpetua Resources Corp.(a)	609,192	2,497,687
PolyMet Mining Corp.(a)(b)	656,234	2,749,621
Ryerson Holding Corp.	370,767	12,984,260
Schnitzer Steel Industries Inc., Class A	579,753	30,112,371
SunCoke Energy Inc.	1,907,049	16,991,807
TimkenSteel Corp.(a)(b)	1,029,556	22,526,685
Warrior Met Coal Inc.	1,153,696	42,813,659
Worthington Industries Inc.	744,147	38,256,597

		936,648,943

Mortgage Real Estate Investment — 1.3%
AFC Gamma Inc.	292,542	5,593,403
Angel Oak Mortgage Inc.	210,462	3,453,681
Apollo Commercial Real Estate Finance Inc.	3,162,716	44,056,634
Arbor Realty Trust Inc.	3,227,807	55,066,387
Ares Commercial Real Estate Corp.	985,039	15,287,805

Security	Shares	Value

Mortgage Real Estate Investment (continued)
ARMOUR Residential REIT Inc.	1,991,590	$16,729,356
Blackstone Mortgage Trust Inc., Class A	3,547,576	112,777,441
BrightSpire Capital Inc.	1,912,585	17,691,411
Broadmark Realty Capital Inc.	2,897,616	25,064,378
Chicago Atlantic Real Estate Finance Inc., NVS	99,615	1,766,174
Chimera Investment Corp.	5,316,197	64,007,012
Dynex Capital Inc.	830,696	13,457,275
Ellington Financial Inc.	1,209,290	21,464,898
Franklin BSP Realty Trust Inc.	739,182	10,333,764
Granite Point Mortgage Trust Inc.	1,292,761	14,375,502
Great Ajax Corp.	512,026	6,006,065
Hannon Armstrong Sustainable Infrastructure Capital Inc.	1,733,751	82,231,810
Invesco Mortgage Capital Inc.	7,179,395	16,369,021
KKR Real Estate Finance Trust Inc.	782,270	16,122,585
Ladder Capital Corp.	2,566,784	30,467,726
MFA Financial Inc.	10,071,360	40,587,581
New York Mortgage Trust Inc.	8,449,630	30,841,150
Orchid Island Capital Inc.(b)	3,097,534	10,066,986
PennyMac Mortgage Investment Trust	2,213,034	37,378,144
Ready Capital Corp.	1,476,446	22,235,277
Redwood Trust Inc.	2,603,453	27,414,360
TPG RE Finance Trust Inc.	1,380,854	16,307,886
Two Harbors Investment Corp.	7,696,583	42,562,104

		799,715,816

Multi-Utilities — 0.5%
Avista Corp.	1,640,113	74,051,102
Black Hills Corp.	1,452,817	111,895,965
NorthWestern Corp.	1,213,921	73,430,081
Unitil Corp.	352,972	17,606,244

		276,983,392

Multiline Retail — 0.4%
Big Lots Inc.(b)	689,745	23,865,177
Dillard’s Inc., Class A(b)	122,583	32,900,052
Franchise Group Inc.	645,621	26,748,078
Macy’s Inc.	6,817,548	166,075,469

		249,588,776

Oil, Gas & Consumable Fuels — 5.4%
Aemetis Inc.(a)(b)	619,734	7,852,030
Alto Ingredients Inc.(a)(b)	1,753,352	11,957,861
Antero Resources Corp.(a)(b)	6,464,379	197,357,491
Arch Resources Inc.(b)	340,879	46,829,957
Berry Corp.	1,500,884	15,489,123
Brigham Minerals Inc., Class A	993,442	25,382,443
California Resources Corp.	1,831,510	81,923,442
Callon Petroleum Co.(a)(b)	1,092,117	64,522,272
Centennial Resource Development Inc./DE, Class A(a)	4,146,997	33,466,266
Centrus Energy Corp., Class A(a)(b)	223,650	7,537,005
Chesapeake Energy Corp.	2,367,564	205,978,068
Civitas Resources Inc.	983,042	58,697,438
Clean Energy Fuels Corp.(a)(b)	3,516,994	27,924,932
CNX Resources Corp.(a)(b)	4,546,153	94,196,290
Comstock Resources Inc.(a)(b)	2,081,745	27,166,772
CONSOL Energy Inc.(a)(b)	784,385	29,516,408
Crescent Energy Inc.	671,211	11,638,799
CVR Energy Inc.	720,995	18,414,212
Delek U.S. Holdings Inc.(a)	1,552,205	32,937,790
Denbury Inc.(a)(b)	1,140,518	89,610,499

80	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
DHT Holdings Inc.	3,260,346	$18,910,007
Dorian LPG Ltd.	696,076	10,086,141
Earthstone Energy Inc., Class A(a)(b)	673,355	8,504,474
Energy Fuels Inc./Canada(a)(b)	3,537,578	32,368,839
Equitrans Midstream Corp.	9,233,034	77,926,807
Escrow PetroCorp.(a)(c)	26,106	—
Falcon Minerals Corp.	940,299	6,337,615
Frontline Ltd./Bermuda(a)	2,839,995	24,991,956
Gevo Inc.(a)(b)	4,616,833	21,606,778
Golar LNG Ltd.(a)(b)	2,300,856	57,015,212
Green Plains Inc.(a)(b)	800,530	24,824,435
HighPeak Energy Inc.(b)	113,294	2,515,127
International Seaways Inc.	1,031,193	18,602,722
Kinetik Holdings Inc.	74,113	4,818,086
Kosmos Energy Ltd.(a)	10,172,235	73,138,370
Laredo Petroleum Inc.(a)(b)	288,522	22,833,631
Magnolia Oil & Gas Corp., Class A	3,246,572	76,781,428
Matador Resources Co.(b)	2,501,878	132,549,496
Murphy Oil Corp.	3,325,894	134,332,859
Nordic American Tankers Ltd.	3,833,757	8,165,902
Northern Oil and Gas Inc.	1,361,666	38,385,365
Oasis Petroleum Inc.	446,256	65,287,253
Ovintiv Inc.	5,923,503	320,283,807
Par Pacific Holdings Inc.(a)	1,050,839	13,681,924
PBF Energy Inc., Class A(a)	2,177,866	53,074,594
PDC Energy Inc.	2,204,661	160,234,761
Peabody Energy Corp.(a)(b)	2,007,340	49,240,050
Range Resources Corp.(a)	5,401,755	164,105,317
Ranger Oil Corp.(a)	474,333	16,378,718
Renewable Energy Group Inc.(a)	1,017,147	61,689,966
REX American Resources Corp.(a)	129,491	12,897,304
Riley Exploration Permian Inc.(b)	217,222	5,447,928
Scorpio Tankers Inc.	1,111,590	23,765,794
SFL Corp. Ltd.	2,833,079	28,840,744
SM Energy Co.(b)	2,711,873	105,627,453
Southwestern Energy Co.(a)(b)	22,963,329	164,647,069
Talos Energy Inc.(a)(b)	845,112	13,344,318
Teekay Corp.(a)(b)	1,578,680	5,004,416
Teekay Tankers Ltd., Class A(a)(b)	542,084	7,502,443
Tellurian Inc.(a)(b)	8,361,329	44,315,044
Uranium Energy Corp.(a)(b)	6,036,820	27,709,004
Ur-Energy Inc.(a)(b)	4,166,296	6,666,074
W&T Offshore Inc.(a)(b)	2,088,880	7,979,522
Whiting Petroleum Corp.	889,940	72,539,009
World Fuel Services Corp.	1,454,577	39,331,762

		3,352,688,622

Paper & Forest Products — 0.1%
Clearwater Paper Corp.(a)	376,874	10,563,778
Glatfelter Corp.	1,004,539	12,436,193
Neenah Inc.	384,424	15,246,256
Schweitzer-Mauduit International Inc.	714,619	19,652,022

		57,898,249

Personal Products — 0.6%
Beauty Health Co. (The)(a)(b)	1,973,998	33,321,086
BellRing Brands Inc.(a)	2,554,254	58,952,182
Edgewell Personal Care Co.	1,223,281	44,857,714
elf Beauty Inc.(a)(b)	1,083,768	27,993,728
Honest Co. Inc. (The)(a)(b)	1,855,287	9,666,045
Inter Parfums Inc.	404,336	35,601,785

Security	Shares	Value

Personal Products (continued)
Medifast Inc.	262,068	$44,755,973
Nature’s Sunshine Products Inc.(a)	276,337	4,647,988
NewAge Inc.(a)(b)	3,026,427	1,758,354
Nu Skin Enterprises Inc., Class A	1,129,111	54,061,835
Revlon Inc., Class A(a)(b)	162,512	1,311,472
USANA Health Sciences Inc.(a)(b)	268,532	21,334,868
Veru Inc.(a)(b)	1,455,004	7,027,669

		345,290,699

Pharmaceuticals — 1.5%
9 Meters Biopharma Inc.(a)(b)	4,983,810	2,986,797
Aclaris Therapeutics Inc.(a)(b)	1,155,995	19,929,354
Aerie Pharmaceuticals Inc.(a)(b)	962,692	8,760,497
Amneal Pharmaceuticals Inc.(a)(b)	2,229,413	9,296,652
Amphastar Pharmaceuticals Inc.(a)(b)	839,904	30,152,554
Ampio Pharmaceuticals Inc.(a)(b)	4,369,520	2,053,674
Amylyx Pharmaceuticals Inc.(a)(b)	208,948	2,684,982
Angion Biomedica Corp.(a)(b)	492,072	1,043,193
ANI Pharmaceuticals Inc.(a)(b)	241,941	6,800,962
Antares Pharma Inc.(a)	3,788,815	15,534,141
Arvinas Inc.(a)(b)	1,067,379	71,834,607
Atea Pharmaceuticals Inc.(a)(b)	1,461,448	10,551,655
Athira Pharma Inc.(a)(b)	734,385	9,914,197
Axsome Therapeutics Inc.(a)(b)	632,057	26,160,839
Cara Therapeutics Inc.(a)(b)	1,003,911	12,197,519
Cassava Sciences Inc.(a)(b)	867,153	32,206,062
CinCor Pharma Inc.(a)(b)	240,740	4,222,580
Citius Pharmaceuticals Inc.(a)(b)	2,594,838	4,644,760
Collegium Pharmaceutical Inc.(a)(b)	791,515	16,115,245
Corcept Therapeutics Inc.(a)(b)	1,990,006	44,814,935
CorMedix Inc.(a)(b)	862,605	4,727,075
Cymabay Therapeutics Inc.(a)(b)	1,523,441	4,737,902
DICE Therapeutics Inc.(a)(b)	308,442	5,900,495
Durect Corp.(a)(b)	5,142,451	3,444,928
Edgewise Therapeutics Inc.(a)	853,645	8,280,356
Endo International PLC(a)(b)	5,358,563	12,378,281
Esperion Therapeutics Inc.(a)(b)	1,260,192	5,847,291
Evolus Inc.(a)(b)	740,188	8,304,909
EyePoint Pharmaceuticals Inc.(a)(b)	550,657	6,690,483
Fulcrum Therapeutics Inc.(a)(b)	637,861	15,085,413
Harmony Biosciences Holdings Inc.(a)	514,430	25,027,019
Ikena Oncology Inc.(a)(b)	557,841	3,402,830
Innoviva Inc.(a)(b)	982,872	19,018,573
Intra-Cellular Therapies Inc.(a)(b)	1,819,487	111,334,410
Kala Pharmaceuticals Inc.(a)(b)	1,099,057	1,516,699
Kaleido Biosciences Inc.(a)(b)	440,325	726,536
KemPharm Inc.(a)(b)	649,922	3,269,108
Landos Biopharma Inc.(a)	103,129	152,115
Marinus Pharmaceuticals Inc.(a)(b)	839,550	7,849,793
Mind Medicine MindMed Inc.(a)(b)	7,866,363	8,731,663
NGM Biopharmaceuticals Inc.(a)(b)	721,248	10,999,032
Nuvation Bio Inc.(a)(b)	3,642,244	19,158,203
Ocular Therapeutix Inc.(a)(b)	1,749,461	8,659,832
Omeros Corp.(a)(b)	1,355,599	8,147,150
Oramed Pharmaceuticals Inc.(a)(b)	837,044	7,240,431
Pacira BioSciences Inc.(a)	1,003,629	76,596,965
Paratek Pharmaceuticals Inc.(a)(b)	1,057,483	3,140,725
Phathom Pharmaceuticals Inc.(a)(b)	460,922	6,273,148
Phibro Animal Health Corp., Class A	466,685	9,310,366
Pliant Therapeutics Inc.(a)(b)	537,798	3,769,964
Prestige Consumer Healthcare Inc.(a)	1,137,024	60,194,051

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Provention Bio Inc.(a)(b)	1,266,180	$9,268,438
Rain Therapeutics Inc.(a)(b)	301,335	1,527,768
Reata Pharmaceuticals Inc., Class A(a)(b)	630,761	20,663,730
Relmada Therapeutics Inc.(a)(b)	553,611	14,941,961
Revance Therapeutics Inc.(a)(b)	1,585,366	30,914,637
Seelos Therapeutics Inc.(a)(b)	2,212,473	1,853,610
SIGA Technologies Inc.(a)(b)	1,125,478	7,979,639
Supernus Pharmaceuticals Inc.(a)(b)	1,114,345	36,015,630
Tarsus Pharmaceuticals Inc.(a)(b)	191,613	3,222,931
Terns Pharmaceuticals Inc.(a)(b)	309,156	918,193
TherapeuticsMD Inc.(a)(b)	8,685,219	3,300,383
Theravance Biopharma Inc.(a)(b)	1,350,264	12,908,524
Theseus Pharmaceuticals Inc.(a)(b)	232,113	2,676,263
Ventyx Biosciences Inc.(a)(b)	215,815	2,928,610
Verrica Pharmaceuticals Inc.(a)(b)	283,968	2,302,980
WaVe Life Sciences Ltd.(a)	855,916	1,711,832

		954,956,080

Professional Services — 1.8%
Acacia Research Corp.(a)(b)	1,114,405	5,025,966
ASGN Inc.(a)	1,151,440	134,384,562
Atlas Technical Consultants Inc.(a)(b)	308,104	3,709,572
Barrett Business Services Inc.	172,514	13,364,659
CBIZ Inc.(a)(b)	1,100,719	46,197,176
CRA International Inc.	164,103	13,827,319
Exponent Inc.	1,174,582	126,913,585
First Advantage Corp.(a)(b)	1,255,220	25,342,892
Forrester Research Inc.(a)(b)	248,940	14,045,195
Franklin Covey Co.(a)	283,410	12,815,800
Heidrick & Struggles International Inc.	439,359	17,389,829
HireQuest Inc.(b)	115,849	2,215,033
HireRight Holdings Corp.(a)(b)	434,126	7,423,555
Huron Consulting Group Inc.(a)	491,507	22,515,936
ICF International Inc.	414,993	39,067,441
Insperity Inc.	822,374	82,582,797
KBR Inc.	3,202,285	175,261,058
Kelly Services Inc., Class A, NVS	814,806	17,673,142
Kforce Inc.	456,178	33,743,487
Korn Ferry	1,236,640	80,307,402
ManTech International Corp./VA, Class A	614,699	52,980,907
Mistras Group Inc.(a)(b)	455,144	3,008,502
Resources Connection Inc.	706,312	12,106,188
Sterling Check Corp.(a)(b)	358,895	9,485,595
TriNet Group Inc.(a)(b)	916,225	90,119,891
TrueBlue Inc.(a)(b)	786,875	22,732,819
Upwork Inc.(a)(b)	2,653,056	61,657,021
Willdan Group Inc.(a)(b)	250,484	7,687,354

		1,133,584,683

Real Estate Management & Development — 0.7%
Cushman & Wakefield PLC(a)(b)	3,144,957	64,503,068
Douglas Elliman Inc., NVS	1,627,712	11,882,298
eXp World Holdings Inc.(b)	1,422,447	30,113,203
Fathom Holdings Inc.(a)(b)	129,278	1,383,275
Forestar Group Inc.(a)(b)	393,193	6,983,108
FRP Holdings Inc.(a)(b)	156,092	9,022,118
Kennedy-Wilson Holdings Inc.	2,705,725	65,992,633
Marcus & Millichap Inc.	535,473	28,208,718
Newmark Group Inc., Class A(b)	3,770,672	60,029,098
Rafael Holdings Inc., Class B(a)(b)	223,414	560,769
RE/MAX Holdings Inc., Class A	423,017	11,730,261

Security	Shares	Value

Real Estate Management & Development (continued)
Realogy Holdings Corp.(a)(b)	2,617,399	$41,040,816
Redfin Corp.(a)(b)	2,321,802	41,885,308
RMR Group Inc. (The), Class A	354,053	11,011,048
St Joe Co. (The)(b)	750,556	44,462,937
Tejon Ranch Co.(a)(b)	461,055	8,418,864

		437,227,522

Road & Rail — 0.9%
ArcBest Corp.	570,344	45,912,692
Avis Budget Group Inc.(a)(b)	934,417	246,031,996
Covenant Logistics Group Inc., Class A	268,177	5,773,851
Daseke Inc.(a)(b)	906,591	9,129,371
Heartland Express Inc.	1,022,564	14,387,475
HyreCar Inc.(a)(b)	392,437	934,000
Marten Transport Ltd.	1,354,302	24,052,404
PAM Transportation Services Inc.(a)(b)	167,748	5,829,243
Saia Inc.(a)(b)	600,186	146,337,351
U.S. Xpress Enterprises Inc., Class A(a)(b)	632,418	2,453,782
Universal Logistics Holdings Inc.(b)	173,279	3,491,572
Werner Enterprises Inc.	1,366,216	56,014,856
Yellow Corp.(a)(b)	1,148,934	8,054,027

		568,402,620

Semiconductors & Semiconductor Equipment — 3.3%
Alpha & Omega Semiconductor Ltd.(a)	482,831	26,386,714
Ambarella Inc.(a)	796,747	83,594,695
Amkor Technology Inc.	2,316,630	50,317,204
Atomera Inc.(a)(b)	461,326	6,024,918
Axcelis Technologies Inc.(a)	745,530	56,309,881
AXT Inc.(a)(b)	890,537	6,251,570
CEVA Inc.(a)	507,130	20,614,835
CMC Materials Inc.	641,655	118,962,837
Cohu Inc.(a)	1,085,710	32,137,016
Credo Technology Group Holdings(a)(b)	455,350	6,934,981
Diodes Inc.(a)(b)	996,362	86,673,530
FormFactor Inc.(a)	1,758,032	73,890,085
Ichor Holdings Ltd.(a)(b)	636,085	22,657,348
Impinj Inc.(a)(b)	432,800	27,500,112
Kopin Corp.(a)(b)	1,770,982	4,480,584
Kulicke & Soffa Industries Inc.	1,379,884	77,301,102
Lattice Semiconductor Corp.(a)	3,069,071	187,059,877
MACOM Technology Solutions Holdings Inc., Class H(a)(b)	1,113,595	66,670,933
MaxLinear Inc.(a)	1,606,610	93,745,693
Meta Materials Inc.(a)(b)	4,613,086	7,703,854
NeoPhotonics Corp.(a)(b)	1,166,077	17,736,031
NVE Corp.	110,987	6,045,462
Onto Innovation Inc.(a)(b)	1,101,972	95,750,347
PDF Solutions Inc.(a)(b)	671,984	18,728,194
Photronics Inc.(a)	1,346,766	22,854,619
Power Integrations Inc.	1,332,508	123,496,841
Rambus Inc.(a)	2,469,322	78,746,679
Semtech Corp.(a)	1,462,106	101,382,430
Silicon Laboratories Inc.(a)(b)	857,999	128,871,450
SiTime Corp.(a)(b)	364,939	90,439,183
SkyWater Technology Inc.(a)(b)	181,360	1,964,129
SMART Global Holdings Inc.(a)(b)	1,085,664	28,042,701
SunPower Corp.(a)(b)	1,813,563	38,955,333
Synaptics Inc.(a)(b)	895,911	178,734,244
Ultra Clean Holdings Inc.(a)(b)	1,004,797	42,593,345

82	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Veeco Instruments Inc.(a)(b)	1,130,839	$30,747,512

		2,060,306,269

Software — 5.5%
8x8 Inc.(a)	2,548,983	32,091,696
A10 Networks Inc.	1,350,854	18,844,413
ACI Worldwide Inc.(a)(b)	2,704,510	85,165,020
Agilysys Inc.(a)	474,769	18,933,788
Alarm.com Holdings Inc.(a)	1,079,244	71,726,556
Alkami Technology Inc.(a)(b)	640,086	9,159,631
Altair Engineering Inc., Class A(a)(b)	1,058,964	68,197,282
American Software Inc./GA, Class A	719,949	15,003,737
Appfolio Inc., Class A(a)(b)	431,792	48,883,172
Appian Corp.(a)(b)	892,179	54,262,327
Arteris Inc.(a)(b)	101,055	1,313,715
Asana Inc., Class A(a)(b)	1,656,629	66,215,461
Avaya Holdings Corp.(a)(b)	1,873,194	23,733,368
AvidXchange Holdings Inc.(a)(b)	606,341	4,881,045
Benefitfocus Inc.(a)(b)	569,608	7,188,453
Blackbaud Inc.(a)(b)	1,084,140	64,907,462
Blackline Inc.(a)(b)	1,222,926	89,542,642
Bottomline Technologies DE Inc.(a)	1,001,613	56,771,425
Box Inc., Class A(a)(b)	3,100,220	90,092,393
BTRS Holdings Inc.(a)(b)	2,055,531	15,375,372
Cerence Inc.(a)(b)	878,805	31,724,860
ChannelAdvisor Corp.(a)(b)	670,771	11,114,675
Cleanspark Inc.(a)(b)	898,288	11,111,823
CommVault Systems Inc.(a)(b)	1,012,837	67,201,735
Consensus Cloud Solutions Inc.(a)(b)	360,613	21,683,660
CoreCard Corp.(a)(b)	171,315	4,694,031
Couchbase Inc.(a)(b)	517,857	9,021,069
CS Disco Inc.(a)(b)	345,989	11,753,246
Digimarc Corp.(a)(b)	291,569	7,688,674
Digital Turbine Inc.(a)(b)	2,041,049	89,418,357
Domo Inc., Class B(a)(b)	646,675	32,702,355
E2open Parent Holdings Inc.(a)(b)	4,492,848	39,581,991
Ebix Inc.(b)	607,750	20,146,912
eGain Corp.(a)(b)	465,617	5,391,845
Enfusion Inc., Class A(a)(b)	472,633	6,011,892
EngageSmart Inc.(a)(b)	375,909	8,010,621
Envestnet Inc.(a)(b)	1,178,862	87,754,487
EverCommerce Inc.(a)(b)	630,490	8,322,468
GTY Technology Holdings Inc.(a)(b)	733,739	2,369,977
Instructure Holdings Inc.(a)(b)	271,592	5,448,135
Intapp Inc.(a)(b)	298,899	7,176,565
InterDigital Inc.	700,864	44,715,123
JFrog Ltd.(a)(b)	1,201,418	32,378,215
Kaltura Inc.(a)(b)	1,073,938	1,922,349
LivePerson Inc.(a)(b)	1,479,091	36,119,402
Marathon Digital Holdings Inc.(a)(b)	2,163,883	60,480,530
MeridianLink Inc.(a)(b)	460,361	8,332,534
MicroStrategy Inc., Class A(a)(b)	212,644	103,413,030
Mimecast Ltd.(a)	1,401,620	111,512,887
Mitek Systems Inc.(a)(b)	969,287	14,219,440
Model N Inc.(a)(b)	828,179	22,278,015
Momentive Global Inc.(a)	2,993,818	48,679,481
ON24 Inc.(a)(b)	654,464	8,606,202
OneSpan Inc.(a)(b)	802,524	11,588,447
PagerDuty Inc.(a)(b)	1,876,815	64,168,305
Ping Identity Holding Corp.(a)(b)	1,371,195	37,611,879
Progress Software Corp.	997,688	46,981,128

Security	Shares	Value

Software (continued)
PROS Holdings Inc.(a)(b)	905,641	$30,166,902
Q2 Holdings Inc.(a)(b)	1,246,780	76,863,987
Qualys Inc.(a)(b)	771,638	109,888,968
Rapid7 Inc.(a)(b)	1,273,103	141,619,978
Rekor Systems Inc.(a)(b)	738,054	3,365,526
Rimini Street Inc.(a)(b)	1,004,707	5,827,301
Riot Blockchain Inc.(a)(b)	2,429,657	51,435,839
SailPoint Technologies Holdings Inc.(a)(b)	2,065,429	105,708,656
Sapiens International Corp. NV	703,173	17,853,562
SecureWorks Corp., Class A(a)	230,528	3,054,496
ShotSpotter Inc.(a)(b)	198,296	5,496,765
Smith Micro Software Inc.(a)(b)	1,023,396	3,858,203
Sprout Social Inc., Class A(a)(b)	1,023,748	82,022,690
SPS Commerce Inc.(a)(b)	817,500	107,256,000
Stronghold Digital Mining Inc.(a)(b)	160,128	936,749
Sumo Logic Inc.(a)(b)	2,012,860	23,490,076
Telos Corp.(a)(b)	903,034	9,003,249
Tenable Holdings Inc.(a)	2,089,313	120,741,398
Upland Software Inc.(a)(b)	651,368	11,470,590
UserTesting Inc.(a)	179,794	1,921,998
Varonis Systems Inc.(a)(b)	2,432,891	115,659,638
Verint Systems Inc.(a)(b)	1,457,634	75,359,678
Veritone Inc.(a)(b)	649,315	11,869,478
Viant Technology Inc., Class A(a)(b)	259,657	1,700,753
VirnetX Holding Corp.(a)	1,502,252	2,448,671
Vonage Holdings Corp.(a)	5,735,884	116,381,086
Workiva Inc.(a)(b)	971,236	114,605,848
Xperi Holding Corp.	2,379,505	41,213,027
Yext Inc.(a)(b)	2,677,256	18,446,294
Zuora Inc., Class A(a)(b)	2,575,224	38,576,855

		3,431,869,564

Specialty Retail — 2.2%
Aaron’s Co. Inc. (The)	712,103	14,299,028
Abercrombie & Fitch Co., Class A(a)	1,264,990	40,467,030
Academy Sports & Outdoors Inc.(b)	1,769,307	69,710,696
American Eagle Outfitters Inc.	3,432,591	57,667,529
America’s Car-Mart Inc./TX(a)(b)	134,460	10,832,098
Arko Corp.	1,904,155	17,327,811
Asbury Automotive Group Inc.(a)(b)	524,276	83,989,015
Barnes & Noble Education Inc.(a)(b)	993,285	3,555,960
Bed Bath & Beyond Inc.(a)(b)	2,193,591	49,421,605
Big 5 Sporting Goods Corp.(b)	449,594	7,710,537
Boot Barn Holdings Inc.(a)	657,627	62,336,463
Buckle Inc. (The)	681,197	22,506,749
Caleres Inc.	848,727	16,405,893
Camping World Holdings Inc., Class A(b)	942,062	26,330,633
CarLotz Inc.(a)(b)	1,614,059	2,211,261
Cato Corp. (The), Class A	480,407	7,042,767
Chico’s FAS Inc.(a)	2,796,339	13,422,427
Children’s Place Inc. (The)(a)(b)	312,088	15,385,938
Citi Trends Inc.(a)(b)	176,701	5,411,468
Conn’s Inc.(a)(b)	414,881	6,393,316
Container Store Group Inc. (The)(a)(b)	733,857	5,995,612
Designer Brands Inc. , Class A(a)	1,385,004	18,711,404
Genesco Inc.(a)(b)	326,707	20,781,832
Group 1 Automotive Inc.	376,416	63,173,897
GrowGeneration Corp.(a)(b)	1,274,727	11,740,236
Guess? Inc.(b)	928,151	20,280,099
Haverty Furniture Companies Inc.	359,990	9,870,926
Hibbett Inc.	310,640	13,773,778

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
JOANN Inc.(b)	273,500	$3,120,635
Kirkland’s Inc.(a)(b)	326,921	3,037,096
Lazydays Holdings Inc.(a)(b)	167,465	3,379,444
LL Flooring Holdings Inc.(a)(b)	651,704	9,136,890
MarineMax Inc.(a)(b)	478,708	19,272,784
Monro Inc.	752,682	33,373,920
Murphy USA Inc.	525,555	105,089,978
National Vision Holdings Inc.(a)(b)	1,877,949	81,822,238
ODP Corp. (The)(a)(b)	1,041,516	47,732,678
OneWater Marine Inc., Class A	236,590	8,150,526
Party City Holdco Inc.(a)(b)	2,542,651	9,102,691
Rent-A-Center Inc./TX	1,498,380	37,744,192
Sally Beauty Holdings Inc.(a)(b)	2,482,670	38,804,132
Shift Technologies Inc.(a)(b)	1,410,807	3,103,775
Shoe Carnival Inc.	393,091	11,462,534
Signet Jewelers Ltd.	1,189,981	86,511,619
Sleep Number Corp.(a)(b)	506,134	25,666,055
Sonic Automotive Inc., Class A	488,239	20,755,040
Sportsman’s Warehouse Holdings Inc.(a)(b)	993,531	10,620,846
Tilly’s Inc., Class A	507,029	4,745,791
Torrid Holdings Inc.(a)(b)	387,531	2,348,438
TravelCenters of America Inc.(a)(b)	286,181	12,294,336
Urban Outfitters Inc.(a)(b)	1,544,259	38,776,343
Winmark Corp.	77,015	16,943,300
Zumiez Inc.(a)	442,689	16,915,147

		1,346,666,436

Technology Hardware, Storage & Peripherals — 0.3%
3D Systems Corp.(a)(b)	2,824,289	47,109,140
Avid Technology Inc.(a)(b)	821,430	28,643,264
Corsair Gaming Inc.(a)(b)	625,864	13,243,282
Diebold Nixdorf Inc.(a)(b)	1,668,394	11,228,292
Eastman Kodak Co.(a)(b)	1,026,427	6,723,097
Quantum Corp.(a)(b)	1,359,228	3,085,448
Super Micro Computer Inc.(a)(b)	1,018,817	38,786,363
Turtle Beach Corp.(a)(b)	346,135	7,369,214

		156,188,100

Textiles, Apparel & Luxury Goods — 0.6%
Crocs Inc.(a)(b)	1,315,743	100,522,765
Fossil Group Inc.(a)(b)	1,099,387	10,598,091
G-III Apparel Group Ltd.(a)(b)	1,015,236	27,462,134
Kontoor Brands Inc.	1,174,583	48,569,007
Movado Group Inc.	347,859	13,583,894
Oxford Industries Inc.	360,140	32,592,670
PLBY Group Inc.(a)(b)	682,417	8,932,839
Rocky Brands Inc.	151,396	6,296,560
Steven Madden Ltd.	1,820,793	70,355,441
Superior Group of Companies Inc.	262,739	4,689,891
Unifi Inc.(a)	304,238	5,506,708
Vera Bradley Inc.(a)(b)	620,535	4,759,503
Wolverine World Wide Inc.	1,831,788	41,325,137

		375,194,640

Thrifts & Mortgage Finance — 1.5%
Axos Financial Inc.(a)(b)	1,266,263	58,741,941
Blue Foundry Bancorp(a)(b)	680,488	9,220,612
Bridgewater Bancshares Inc.(a)(b)	500,690	8,351,509
Capitol Federal Financial Inc.	2,964,238	32,250,909
Columbia Financial Inc.(a)(b)	907,685	19,524,304
Essent Group Ltd.	2,482,552	102,305,968
Federal Agricultural Mortgage Corp., Class C, NVS	211,119	22,902,189

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Finance of America Companies Inc., Class A(a)(b)	532,579	$1,619,040
Flagstar Bancorp. Inc.	1,138,947	48,291,353
FS Bancorp. Inc.	168,138	5,212,278
Hingham Institution For Savings (The)	33,849	11,616,977
Home Bancorp. Inc.	174,462	7,116,305
Home Point Capital Inc.	175,387	545,454
Kearny Financial Corp./MD	1,577,341	20,316,152
Luther Burbank Corp.	362,974	4,823,925
Merchants Bancorp./IN	366,615	10,037,919
Mr Cooper Group Inc.(a)(b)	1,400,800	63,974,536
NMI Holdings Inc., Class A(a)(b)	1,918,012	39,549,407
Northfield Bancorp. Inc.	1,021,383	14,667,060
Ocwen Financial Corp.(a)(b)	201,583	4,789,612
PCSB Financial Corp.	304,038	5,810,166
PennyMac Financial Services Inc.	695,501	37,000,653
Pioneer Bancorp. Inc./NY(a)(b)	265,263	2,790,567
Provident Bancorp. Inc.	356,302	5,779,218
Provident Financial Services Inc.	1,658,436	38,807,402
Radian Group Inc.	4,116,674	91,431,330
Southern Missouri Bancorp. Inc.	177,821	8,882,159
TrustCo Bank Corp. NY	411,892	13,151,712
Velocity Financial Inc.(a)(b)	197,035	2,155,563
Walker & Dunlop Inc.	669,264	86,616,147
Washington Federal Inc.	1,503,865	49,356,849
Waterstone Financial Inc.	506,975	9,804,897
WSFS Financial Corp.	1,430,250	66,678,255

		904,122,368

Tobacco — 0.1%
22nd Century Group Inc.(a)(b)	3,603,731	8,360,656
Turning Point Brands Inc.	326,685	11,110,557
Universal Corp./VA	537,931	31,237,653
Vector Group Ltd.	3,255,424	39,195,305

		89,904,171

Trading Companies & Distributors — 1.7%
Alta Equipment Group Inc.(a)	429,762	5,311,858
Applied Industrial Technologies Inc.	868,219	89,131,363
Beacon Roofing Supply Inc.(a)(b)	1,261,256	74,767,256
BlueLinx Holdings Inc.(a)(b)	210,878	15,157,911
Boise Cascade Co.	887,295	61,640,384
Custom Truck One Source Inc.(a)(b)	1,278,171	10,723,855
DXP Enterprises Inc./TX(a)(b)	407,617	11,042,344
EVI Industries Inc.(a)(b)	129,993	2,416,570
GATX Corp.	794,790	98,021,451
Global Industrial Co.	285,572	9,203,986
GMS Inc.(a)	968,725	48,213,443
H&E Equipment Services Inc.	723,842	31,501,604
Herc Holdings Inc.	566,317	94,625,907
Karat Packaging Inc.(a)(b)	104,210	2,068,568
Lawson Products Inc./DE(a)(b)	110,604	4,262,678
McGrath RentCorp	543,680	46,201,926
MRC Global Inc.(a)(b)	1,825,721	21,744,337
NOW Inc.(a)	2,476,127	27,311,681
Rush Enterprises Inc., Class A	941,514	47,932,478
Rush Enterprises Inc., Class B	149,613	7,233,789
Textainer Group Holdings Ltd.	1,058,465	40,295,763
Titan Machinery Inc.(a)	435,643	12,311,271
Transcat Inc.(a)(b)	163,228	13,244,320
Triton International Ltd.	1,505,007	105,621,391
Veritiv Corp.(a)(b)	323,808	43,257,511

84	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
WESCO International Inc.(a)(b)	1,006,002	$130,921,100
Willis Lease Finance Corp.(a)(b)	68,408	2,202,053

		1,056,366,798

Water Utilities — 0.4%
American States Water Co.	837,365	74,542,232
Artesian Resources Corp., Class A, NVS	186,946	9,076,228
Cadiz Inc.(a)(b)	497,338	1,029,490
California Water Service Group	1,191,406	70,626,548
Global Water Resources Inc.	287,501	4,784,016
Middlesex Water Co.	377,518	39,703,568
Pure Cycle Corp.(a)(b)	437,504	5,258,798
SJW Group	628,591	43,737,362
York Water Co. (The)	296,078	13,314,628

		262,072,870

Wireless Telecommunication Services — 0.2%
Gogo Inc.(a)(b)	1,338,533	25,512,439
Shenandoah Telecommunications Co.	1,067,634	25,174,810
Telephone and Data Systems Inc.	2,294,136	43,313,288
U.S. Cellular Corp.(a)	347,488	10,504,562

		104,505,099

Total Common Stocks — 99.9% (Cost: $79,187,864,155)		61,868,072,825

Rights

Technology Hardware, Storage & Peripherals — 0.0%
Right Quantum Corp., NVS (Expires 04/18/22)(b)	1,373,178	11,605

Total Rights — 0.0% (Cost: $0)		11,605

Warrants

Oil, Gas & Consumable Fuels — 0.0%
Whiting Petroleum Corp., (Expires 09/01/24)(a)(b)	92,645	1,899,222

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Whiting Petroleum Corp., (Expires 09/01/25)(a)(b)	46,322	$690,661

		2,589,883

Total Warrants — 0.0% (Cost: $11,350,881)		2,589,883

Short-Term Investments

Money Market Funds — 9.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(d)(e)(f)	5,978,672,281	5,977,476,546
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(d)(e)	60,200,000	60,200,000

		6,037,676,546

Total Short-Term Investments — 9.7% (Cost: $6,037,747,097)		6,037,676,546

Total Investments in Securities — 109.6% (Cost: $85,236,962,133)		67,908,350,859

Other Assets, Less Liabilities — (9.6)%		(5,955,076,193)

Net Assets — 100.0%		$61,953,274,666

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$5,965,909,856	$16,254,822	(a)	$—		$(1,383,328)	$(3,304,804)	$5,977,476,546	5,978,672,281	$36,913,936	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	85,040,000	—		(24,840,000	)(a)	—	—	60,200,000	60,200,000	31,455		—

						$(1,383,328)	$(3,304,804)	$6,037,676,546		$36,945,391		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	883	06/17/22	$91,232	$3,118,385

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$3,118,385

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(6,016,216)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$4,933,206

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$125,109,910

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$61,866,350,675	$871,031	$851,119	$61,868,072,825
Rights	—	11,605	—	11,605
Warrants	2,589,883	—	—	2,589,883
Money Market Funds	6,037,676,546	—	—	6,037,676,546

	$67,906,617,104	$882,636	$851,119	$67,908,350,859

Derivative financial instruments(a)
Assets
Futures Contracts	$3,118,385	$—	$—	$3,118,385

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

86	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.4%
Aerojet Rocketdyne Holdings Inc.(a)	494,400	$19,454,640
Aerovironment Inc.(a)(b)	186,625	17,568,877
Byrna Technologies Inc.(a)(b)	152,511	1,246,015
Cadre Holdings Inc.	20,171	495,400
Kratos Defense & Security Solutions Inc.(a)	229,966	4,709,704

		43,474,636

Air Freight & Logistics — 0.2%
Forward Air Corp.	223,029	21,807,776

Airlines — 0.3%
Allegiant Travel Co.(a)	127,550	20,712,844
Frontier Group Holdings Inc.(a)(b)	293,044	3,320,189
Sun Country Airlines Holdings Inc.(a)(b)	267,537	7,004,119

		31,037,152

Auto Components — 1.6%
Adient PLC(a)(b)	100,714	4,106,110
American Axle & Manufacturing Holdings Inc.(a)(b)	466,548	3,620,412
Dana Inc.	648,139	11,387,802
Dorman Products Inc.(a)	218,179	20,733,550
Fox Factory Holding Corp.(a)	350,923	34,372,908
Gentherm Inc.(a)(b)	275,301	20,107,985
LCI Industries	206,233	21,409,048
Modine Manufacturing Co.(a)	46,328	417,415
Patrick Industries Inc.	188,825	11,386,148
Stoneridge Inc.(a)(b)	34,962	725,811
Tenneco Inc., Class A(a)(b)	517,276	9,476,496
Visteon Corp.(a)(b)	230,279	25,130,347
XL Fleet Corp.(a)(b)	119,951	238,703
XPEL Inc.(a)(b)	149,126	7,845,519

		170,958,254

Automobiles — 0.3%
Arcimoto Inc.(a)(b)	234,922	1,552,835
Canoo Inc.(a)(b)	410,508	2,266,004
Fisker Inc.(a)(b)	1,242,671	16,030,456
Lordstown Motors Corp., Class A(a)(b)	127,503	434,785
Winnebago Industries Inc.	268,398	14,501,544
Workhorse Group Inc.(a)(b)	125,097	625,485

		35,411,109

Banks — 1.9%
Cadence Bank	176,382	5,160,937
Coastal Financial Corp./WA(a)(b)	57,196	2,616,717
CrossFirst Bankshares Inc.(a)	191,720	3,021,507
Customers Bancorp. Inc.(a)(b)	19,655	1,024,812
Eastern Bankshares Inc.	310,563	6,689,527
FB Financial Corp.	25,973	1,153,721
First Financial Bankshares Inc.	1,004,284	44,309,010
Five Star Bancorp	39,116	1,106,983
Glacier Bancorp. Inc.	111,044	5,583,292
Investors Bancorp. Inc.	688,646	10,281,485
Lakeland Financial Corp.	12,812	935,276
Live Oak Bancshares Inc.(b)	264,767	13,473,993
Meta Financial Group Inc.	68,327	3,752,519
Metrocity Bankshares Inc.	39,136	918,913
Metropolitan Bank Holding Corp.(a)	5,817	591,996
Origin Bancorp Inc.	36,650	1,549,928
Pacific Premier Bancorp. Inc.	92,050	3,253,967
RBB Bancorp	12,847	301,776
ServisFirst Bancshares Inc.	346,528	33,020,653

Security	Shares	Value

Banks (continued)
Silvergate Capital Corp., Class A(a)	232,026	$34,936,155
Southern First Bancshares Inc.(a)	21,064	1,070,894
Stock Yards Bancorp. Inc.	38,797	2,052,361
Texas Capital Bancshares Inc.(a)	160,434	9,194,473
Triumph Bancorp. Inc.(a)(b)	184,233	17,321,587
Veritex Holdings Inc.	54,954	2,097,594
West Bancorp. Inc.	27,896	759,050

		206,179,126

Beverages — 0.6%
Celsius Holdings Inc.(a)(b)	446,978	24,664,246
Coca-Cola Consolidated Inc.(b)	38,971	19,362,741
Duckhorn Portfolio Inc. (The)(a)(b)	199,357	3,626,304
MGP Ingredients Inc.	98,553	8,435,151
National Beverage Corp.	194,490	8,460,315
Zevia PBC, Class A(a)(b)	62,478	285,525

		64,834,282

Biotechnology — 10.0%
4D Molecular Therapeutics Inc.(a)	22,714	343,436
ACADIA Pharmaceuticals Inc.(a)(b)	991,795	24,021,275
Acumen Pharmaceuticals Inc.(a)(b)	127,275	497,645
Adagio Therapeutics Inc.(a)(b)	276,115	1,259,084
Aerovate Therapeutics Inc.(a)(b)	59,984	1,099,507
Affimed NV(a)	960,615	4,197,888
Agenus Inc.(a)(b)	1,815,969	4,467,284
Akebia Therapeutics Inc.(a)(b)	618,919	444,322
Akero Therapeutics Inc.(a)	157,353	2,232,839
Alaunos Therapeutics Inc.(a)(b)	1,751,527	1,142,696
Albireo Pharma Inc.(a)(b)	110,010	3,281,598
Aldeyra Therapeutics Inc.(a)(b)	404,960	1,800,047
Alector Inc.(a)(b)	482,929	6,881,738
Aligos Therapeutics Inc.(a)	173,593	373,225
Alkermes PLC(a)(b)	1,330,282	34,999,719
Allakos Inc.(a)	294,483	1,678,553
Allogene Therapeutics Inc.(a)(b)	227,823	2,075,468
Allovir Inc.(a)	245,863	1,659,575
Alpine Immune Sciences Inc.(a)(b)	97,791	877,185
ALX Oncology Holdings Inc.(a)(b)	145,426	2,457,699
Amicus Therapeutics Inc.(a)(b)	2,180,562	20,649,922
Anavex Life Sciences Corp.(a)(b)	557,666	6,864,868
Apellis Pharmaceuticals Inc.(a)(b)	648,658	32,958,313
Applied Molecular Transport Inc.(a)(b)	206,962	1,556,354
Applied Therapeutics Inc.(a)(b)	112,276	236,902
AquaBounty Technologies Inc.(a)(b)	210,006	392,711
Arbutus Biopharma Corp.(a)(b)	67,034	199,761
Arcellx Inc.(a)(b)	40,010	560,940
Arcutis Biotherapeutics Inc.(a)	23,304	448,835
Ardelyx Inc.(a)(b)	650,074	695,579
Arrowhead Pharmaceuticals Inc.(a)(b)	850,644	39,121,118
Atara Biotherapeutics Inc.(a)(b)	58,423	542,750
Athenex Inc.(a)(b)	427,965	354,997
Athersys Inc.(a)(b)	1,455,107	881,067
Atossa Therapeutics Inc.(a)(b)	151,574	189,468
Aura Biosciences Inc.(a)	26,343	579,546
Avalo Therapeutics Inc.(a)(b)	420,290	304,584
Avid Bioservices Inc.(a)(b)	471,361	9,601,624
Avidity Biosciences Inc.(a)(b)	52,546	970,525
Avita Medical Inc.(a)(b)	200,971	1,704,234
Beam Therapeutics Inc.(a)(b)	424,343	24,314,854
Beyondspring Inc.(a)(b)	195,166	429,365

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
BioAtla Inc.(a)	128,274	$641,370
BioCryst Pharmaceuticals Inc.(a)(b)	151,231	2,459,016
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	309,755	36,727,650
Biomea Fusion Inc.(a)(b)	180,057	803,054
Bioxcel Therapeutics Inc.(a)(b)	141,409	2,956,862
Blueprint Medicines Corp.(a)(b)	453,301	28,956,868
Bridgebio Pharma Inc.(a)(b)	591,101	5,999,675
Brooklyn ImmunoTherapeutics Inc.(a)(b)	213,202	437,064
C4 Therapeutics Inc.(a)(b)	320,943	7,786,077
CareDx Inc.(a)(b)	420,215	15,543,753
Caribou Biosciences Inc.(a)(b)	239,194	2,195,801
Celcuity Inc.(a)	78,064	729,898
Celldex Therapeutics Inc.(a)(b)	300,193	10,224,574
CEL-SCI Corp.(a)(b)	284,782	1,119,193
Century Therapeutics Inc.(a)(b)	79,856	1,005,387
Cerevel Therapeutics Holdings Inc.(a)(b)	336,441	11,778,799
ChemoCentryx Inc.(a)(b)	30,446	763,281
Chimerix Inc.(a)	440,560	2,017,765
Clene Inc.(a)(b)	112,018	441,351
Clovis Oncology Inc.(a)(b)	974,358	1,968,203
Codiak Biosciences Inc.(a)	134,297	842,042
Cogent Biosciences Inc.(a)	89,106	667,404
Coherus Biosciences Inc.(a)	542,419	7,002,629
Contra GTX Inc., NVS(b)(c)	6,020	6,171
Cortexyme Inc.(a)(b)	167,492	1,036,776
Crinetics Pharmaceuticals Inc.(a)	328,147	7,202,827
Cue Biopharma Inc.(a)	259,239	1,265,086
Cullinan Oncology Inc.(a)(b)	13,248	138,707
Curis Inc.(a)(b)	634,953	1,511,188
Cyteir Therapeutics Inc.(a)(b)	74,686	281,566
Cytokinetics Inc.(a)(b)	609,633	22,440,591
CytomX Therapeutics Inc.(a)	464,545	1,240,335
Day One Biopharmaceuticals Inc.(a)(b)	112,594	1,116,933
Deciphera Pharmaceuticals Inc.(a)(b)	282,479	2,618,580
Denali Therapeutics Inc.(a)(b)	754,199	24,262,582
DermTech Inc.(a)(b)	199,541	2,929,262
Design Therapeutics Inc.(a)	128,545	2,076,002
Dynavax Technologies Corp.(a)(b)	895,417	9,706,320
Eagle Pharmaceuticals Inc./DE(a)	45,470	2,250,310
Editas Medicine Inc.(a)(b)	568,009	10,803,531
Eliem Therapeutics Inc.(a)	32,068	269,051
Enanta Pharmaceuticals Inc.(a)	17,536	1,248,213
Entrada Therapeutics Inc.(a)(b)	44,270	415,695
Epizyme Inc.(a)(b)	1,136,212	1,306,644
Erasca Inc.(a)(b)	308,366	2,651,948
Evelo Biosciences Inc.(a)(b)	258,799	877,329
Exagen Inc.(a)(b)	29,064	233,384
Fate Therapeutics Inc.(a)(b)	672,995	26,092,016
FibroGen Inc.(a)(b)	653,699	7,857,462
Finch Therapeutics Group Inc.(a)(b)	25,067	126,087
Foghorn Therapeutics Inc.(a)(b)	24,525	373,516
Forte Biosciences Inc.(a)	93,068	135,879
Fortress Biotech Inc.(a)(b)	621,432	845,148
G1 Therapeutics Inc.(a)(b)	192,525	1,463,190
Gemini Therapeutics Inc.(a)(b)	102,424	142,369
Generation Bio Co.(a)(b)	348,724	2,559,634
Global Blood Therapeutics Inc.(a)(b)	514,950	17,837,868
Graphite Bio Inc.(a)	133,357	680,121
Greenwich Lifesciences Inc.(a)(b)	33,962	666,334
GT Biopharma Inc.(a)(b)	153,345	441,634

Security	Shares	Value

Biotechnology (continued)
Halozyme Therapeutics Inc.(a)(b)	1,148,556	$45,804,413
Harpoon Therapeutics Inc.(a)(b)	157,428	782,417
Heron Therapeutics Inc.(a)(b)	779,512	4,458,809
Hookipa Pharma Inc.(a)(b)	97,776	222,929
Humanigen Inc.(a)(b)	409,083	1,231,340
Icosavax Inc.(a)	113,000	795,520
Ideaya Biosciences Inc.(a)(b)	64,666	723,613
IGM Biosciences Inc.(a)(b)	68,806	1,839,184
Imago Biosciences Inc.(a)(b)	94,357	1,818,259
Immuneering Corp., Class A(a)(b)	82,326	532,649
ImmunityBio Inc.(a)(b)	63,068	353,812
ImmunoGen Inc.(a)	960,000	4,569,600
Immunovant Inc.(a)(b)	218,317	1,202,927
Impel Neuropharma Inc.(a)(b)	30,406	193,686
Infinity Pharmaceuticals Inc.(a)(b)	662,349	755,078
Inhibrx Inc.(a)(b)	231,100	5,148,908
Insmed Inc.(a)(b)	980,186	23,034,371
Instil Bio Inc.(a)(b)	208,817	2,244,783
Intellia Therapeutics Inc.(a)(b)	578,051	42,006,966
Intercept Pharmaceuticals Inc.(a)(b)	207,411	3,374,577
Ironwood Pharmaceuticals Inc.(a)(b)	1,216,993	15,309,772
IVERIC bio Inc.(a)(b)	189,757	3,193,610
Janux Therapeutics Inc.(a)(b)	81,840	1,173,586
KalVista Pharmaceuticals Inc.(a)(b)	186,095	2,743,040
Karuna Therapeutics Inc.(a)	184,202	23,354,972
Karyopharm Therapeutics Inc.(a)(b)	602,031	4,436,968
Keros Therapeutics Inc.(a)	129,370	7,035,141
Kiniksa Pharmaceuticals Ltd., Class A(a)	112,656	1,119,801
Kinnate Biopharma Inc.(a)	11,181	125,898
Kodiak Sciences Inc.(a)	280,646	2,166,587
Kronos Bio Inc.(a)(b)	39,184	283,300
Krystal Biotech Inc.(a)	59,446	3,955,537
Kymera Therapeutics Inc.(a)	284,934	12,058,407
Lexicon Pharmaceuticals Inc.(a)(b)	229,719	480,113
Ligand Pharmaceuticals Inc.(a)(b)	14,405	1,620,418
Lyell Immunopharma Inc.(a)(b)	702,999	3,550,145
MacroGenics Inc.(a)	452,704	3,988,322
Madrigal Pharmaceuticals Inc.(a)(b)	98,051	9,620,764
Magenta Therapeutics Inc.(a)	224,884	652,164
MannKind Corp.(a)(b)	212,003	780,171
MEI Pharma Inc.(a)(b)	1,082,305	652,089
MeiraGTx Holdings PLC(a)	15,811	218,982
Mersana Therapeutics Inc.(a)(b)	418,063	1,668,071
MiMedx Group Inc.(a)(b)	637,515	3,002,696
Mirum Pharmaceuticals Inc.(a)	12,310	271,066
Molecular Templates Inc.(a)(b)	311,213	1,073,685
Monte Rosa Therapeutics Inc.(a)(b)	135,974	1,906,356
Morphic Holding Inc.(a)(b)	176,887	7,102,013
Neoleukin Therapeutics Inc.(a)	69,345	130,369
NexImmune Inc.(a)	101,724	428,258
Nurix Therapeutics Inc.(a)	233,928	3,277,331
Nuvalent Inc., Class A(a)(b)	84,218	1,169,788
Ocugen Inc.(a)(b)	1,547,965	5,108,285
Olema Pharmaceuticals Inc.(a)	100,574	428,445
Omega Therapeutics Inc.(a)(b)	97,690	609,586
Oncocyte Corp.(a)(b)	381,477	568,401
Organogenesis Holdings Inc., Class A(a)(b)	569,193	4,337,251
ORIC Pharmaceuticals Inc.(a)	34,002	181,571
Outlook Therapeutics Inc.(a)(b)	925,199	1,646,854
Oyster Point Pharma Inc.(a)(b)	9,420	109,649

88	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
PMV Pharmaceuticals Inc.(a)(b)	217,701	$4,532,535
Portage Biotech Inc.(a)(b)	19,032	125,040
Praxis Precision Medicines Inc.(a)(b)	23,332	238,220
Precigen Inc.(a)	690,330	1,456,596
Precision BioSciences Inc.(a)(b)	438,737	1,351,310
Prelude Therapeutics Inc.(a)(b)	91,108	628,645
Prometheus Biosciences Inc.(a)	32,106	1,212,323
Protagonist Therapeutics Inc.(a)	371,530	8,797,830
Prothena Corp. PLC(a)(b)	231,102	8,451,400
PTC Therapeutics Inc.(a)(b)	575,985	21,490,000
Puma Biotechnology Inc.(a)(b)	268,926	774,507
Pyxis Oncology Inc.(a)	51,397	207,644
Radius Health Inc.(a)	385,208	3,401,387
Rallybio Corp.(a)(b)	79,008	551,476
RAPT Therapeutics Inc.(a)(b)	175,104	3,850,537
Recursion Pharmaceuticals Inc., Class A(a)(b)	642,338	4,599,140
REGENXBIO Inc.(a)	171,544	5,693,545
Relay Therapeutics Inc.(a)(b)	517,780	15,497,155
Reneo Pharmaceuticals Inc.(a)(b)	35,620	104,723
Replimune Group Inc.(a)(b)	176,013	2,988,701
REVOLUTION Medicines Inc.(a)(b)	70,463	1,797,511
Rigel Pharmaceuticals Inc.(a)(b)	1,424,039	4,257,877
Rocket Pharmaceuticals Inc.(a)(b)	344,126	5,457,838
Rubius Therapeutics Inc.(a)(b)	386,093	2,127,372
Sana Biotechnology Inc.(a)(b)	678,373	5,603,361
Sangamo Therapeutics Inc.(a)(b)	879,220	5,108,268
Scholar Rock Holding Corp.(a)(b)	199,011	2,565,252
Selecta Biosciences Inc.(a)	75,941	93,407
Sera Prognostics Inc., Class A(a)	14,001	53,064
Seres Therapeutics Inc.(a)(b)	585,780	4,170,754
Sesen Bio Inc.(a)(b)	1,633,065	984,248
Shattuck Labs Inc.(a)	183,596	782,119
Sorrento Therapeutics Inc.(a)(b)	2,243,007	5,226,206
Spectrum Pharmaceuticals Inc.(a)(b)	1,358,943	1,753,036
Spero Therapeutics Inc.(a)(b)	190,875	1,660,613
SpringWorks Therapeutics Inc.(a)(b)	242,501	13,686,756
Stoke Therapeutics Inc.(a)	157,159	3,308,197
Summit Therapeutics Inc.(a)(b)	213,885	524,018
Sutro Biopharma Inc.(a)(b)	24,794	203,807
Syndax Pharmaceuticals Inc.(a)(b)	98,556	1,712,903
Syros Pharmaceuticals Inc.(a)(b)	234,502	279,057
Talaris Therapeutics Inc.(a)(b)	118,780	1,168,795
Taysha Gene Therapies Inc.(a)(b)	155,125	1,011,415
Tenaya Therapeutics Inc.(a)(b)	141,311	1,664,644
TG Therapeutics Inc.(a)(b)	1,073,634	10,210,259
Travere Therapeutics Inc.(a)(b)	32,875	847,189
Trevena Inc.(a)(b)	463,838	255,065
Turning Point Therapeutics Inc.(a)(b)	43,195	1,159,786
Twist Bioscience Corp.(a)(b)	459,418	22,686,061
Tyra Biosciences Inc.(a)(b)	58,769	628,828
UroGen Pharma Ltd.(a)(b)	121,125	1,054,999
Vaxart Inc.(a)(b)	932,623	4,700,420
Vaxcyte Inc.(a)	101,550	2,452,433
VBI Vaccines Inc.(a)(b)	1,396,428	2,318,071
Vera Therapeutics Inc.(a)	64,280	1,509,937
Verastem Inc.(a)(b)	1,435,137	2,023,543
Vericel Corp.(a)(b)	386,152	14,758,729
Verve Therapeutics Inc.(a)(b)	173,507	3,959,430
Vigil Neuroscience Inc.(a)(b)	25,356	178,253
Vincerx Pharma Inc.(a)	117,438	469,752

Security	Shares	Value

Biotechnology (continued)
Vir Biotechnology Inc.(a)(b)	498,145	$12,812,289
Viracta Therapeutics Inc.(a)(b)	66,193	315,079
VistaGen Therapeutics Inc.(a)	1,347,768	1,671,232
Vor BioPharma Inc.(a)(b)	17,535	105,911
Werewolf Therapeutics Inc.(a)(b)	147,179	647,588
Xencor Inc.(a)	465,835	12,428,478
Xilio Therapeutics Inc.(a)(b)	35,861	253,537
XOMA Corp.(a)	5,243	146,699
Y-mAbs Therapeutics Inc.(a)	290,256	3,448,241
Zentalis Pharmaceuticals Inc.(a)(b)	303,208	13,990,017

		1,078,345,466

Building Products — 1.6%
AAON Inc.	348,834	19,440,519
Cornerstone Building Brands Inc.(a)	453,846	11,037,535
CSW Industrials Inc.	124,185	14,602,914
Gibraltar Industries Inc.(a)	79,694	3,422,857
Insteel Industries Inc.	13,608	503,360
JELD-WEN Holding Inc.(a)(b)	302,487	6,134,436
Masonite International Corp.(a)(b)	197,693	17,582,815
PGT Innovations Inc.(a)	227,009	4,081,622
Resideo Technologies Inc.(a)(b)	140,521	3,348,616
Simpson Manufacturing Co. Inc.	361,732	39,443,257
UFP Industries Inc.	452,005	34,876,706
Zurn Water Solutions Corp.	530,921	18,794,603

		173,269,240

Capital Markets — 1.9%
Artisan Partners Asset Management Inc., Class A	489,529	19,262,966
Blucora Inc.(a)(b)	150,374	2,939,812
BrightSphere Investment Group Inc.	271,074	6,573,545
Cohen & Steers Inc.	206,245	17,714,383
Donnelley Financial Solutions Inc.(a)	14,899	495,541
Focus Financial Partners Inc., Class A(a)(b)	539,156	24,660,996
GAMCO Investors Inc., Class A	41,138	909,561
GCM Grosvenor Inc., Class A	335,961	3,262,181
Greenhill & Co. Inc.	120,862	1,869,735
Hamilton Lane Inc., Class A	289,721	22,392,536
Houlihan Lokey Inc.	370,675	32,545,265
Moelis & Co., Class A	280,457	13,167,456
Open Lending Corp., Class A(a)(b)	864,186	16,341,757
PJT Partners Inc., Class A	165,459	10,443,772
Pzena Investment Management Inc., Class A	142,165	1,140,163
StepStone Group Inc., Class A	378,800	12,523,128
StoneX Group Inc.(a)	13,187	978,871
Value Line Inc.	6,975	467,325
Virtus Investment Partners Inc.	60,824	14,597,152
WisdomTree Investments Inc.	834,067	4,895,973

		207,182,118

Chemicals — 2.2%
American Vanguard Corp.	59,597	1,211,011
Amyris Inc.(a)(b)	164,180	715,825
Aspen Aerogels Inc.(a)(b)	185,050	6,380,524
Avient Corp.	80,752	3,876,096
Balchem Corp.	267,390	36,552,213
Cabot Corp.	465,466	31,842,529
Chase Corp.	16,230	1,410,549
Danimer Scientific Inc.(a)(b)	752,225	4,408,038
Ferro Corp.(a)	560,885	12,193,640
Hawkins Inc.	104,812	4,810,871
HB Fuller Co.	78,987	5,218,671

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Ingevity Corp.(a)	329,514	$21,111,962
Innospec Inc.	63,212	5,850,271
Kronos Worldwide Inc.	27,160	421,523
Livent Corp.(a)(b)	1,346,999	35,116,264
Marrone Bio Innovations Inc.(a)	843,278	910,740
Orion Engineered Carbons SA(b)	501,819	8,014,049
PureCycle Technologies Inc.(a)(b)	473,334	3,786,672
Quaker Chemical Corp.	111,784	19,317,393
Sensient Technologies Corp.	180,349	15,140,299
Stepan Co.	16,602	1,640,444
Tredegar Corp.	178,934	2,145,419
Trinseo PLC	322,939	15,475,237
Zymergen Inc.(a)(b)	130,509	377,171

		237,927,411

Commercial Services & Supplies — 1.7%
Aris Water Solution Inc., A	72,077	1,311,801
Brink’s Co. (The)	398,954	27,128,872
Casella Waste Systems Inc., Class A(a)(b)	376,829	33,029,062
Cimpress PLC(a)(b)	145,975	9,282,550
Harsco Corp.(a)	276,302	3,381,936
Healthcare Services Group Inc.	332,364	6,172,000
Heritage-Crystal Clean Inc.(a)	50,943	1,508,422
HNI Corp.	37,595	1,392,895
Interface Inc.	109,892	1,491,234
Montrose Environmental Group Inc.(a)(b)	217,093	11,490,733
Pitney Bowes Inc.	556,049	2,891,455
SP Plus Corp.(a)	193,967	6,082,805
Tetra Tech Inc.	447,517	73,813,454
U.S. Ecology Inc.(a)	28,777	1,377,843
Viad Corp.(a)	168,656	6,010,900

		186,365,962

Communications Equipment — 0.8%
ADTRAN Inc.	27,916	515,050
CalAmp Corp.(a)(b)	293,593	2,146,165
Calix Inc.(a)(b)	378,504	16,241,607
Cambium Networks Corp.(a)	92,453	2,185,589
Casa Systems Inc.(a)(b)	279,032	1,261,225
Clearfield Inc.(a)(b)	94,648	6,172,942
DZS Inc.(a)(b)	67,050	929,983
EMCORE Corp.(a)(b)	29,884	110,571
Extreme Networks Inc.(a)(b)	1,063,765	12,988,571
Harmonic Inc.(a)(b)	139,045	1,291,728
Infinera Corp.(a)(b)	1,521,708	13,193,208
Inseego Corp.(a)(b)	148,039	599,558
Plantronics Inc.(a)	146,254	5,762,408
Viavi Solutions Inc.(a)(b)	1,700,695	27,347,175

		90,745,780

Construction & Engineering — 1.5%
Ameresco Inc., Class A(a)(b)	256,214	20,369,013
Comfort Systems USA Inc.	295,655	26,316,252
Construction Partners Inc., Class A(a)	330,173	8,643,929
Dycom Industries Inc.(a)(b)	199,044	18,960,931
EMCOR Group Inc.	44,009	4,956,734
IES Holdings Inc.(a)(b)	72,687	2,922,017
Infrastructure and Energy Alternatives Inc.(a)(b)	91,500	1,084,275
MYR Group Inc.(a)	102,237	9,614,368
NV5 Global Inc.(a)(b)	26,835	3,577,106
Sterling Construction Co. Inc.(a)	46,859	1,255,821

Security	Shares	Value

Construction & Engineering (continued)
WillScot Mobile Mini Holdings Corp.(a)(b)	1,730,495	$67,714,269

		165,414,715

Construction Materials — 0.0%
United States Lime & Minerals Inc.	974	113,023

Consumer Finance — 0.2%
Atlanticus Holdings Corp.(a)(b)	40,810	2,113,550
Curo Group Holdings Corp.	177,128	2,311,520
FirstCash Holdings Inc.	24,040	1,690,974
Green Dot Corp., Class A(a)	43,543	1,196,562
LendingTree Inc.(a)(b)	96,463	11,543,727
PROG Holdings Inc.(a)	74,232	2,135,655
Regional Management Corp.	24,802	1,204,633

		22,196,621

Containers & Packaging — 0.2%
Greif Inc., Class A, NVS	32,550	2,117,703
Greif Inc., Class B	7,063	450,337
Myers Industries Inc.	138,051	2,981,902
O-I Glass Inc.(a)	1,292,003	17,028,599
Ranpak Holdings Corp.(a)(b)	50,067	1,022,869

		23,601,410

Distributors — 0.0%
Funko Inc., Class A(a)	221,904	3,827,844
Greenlane Holdings Inc., Class A(a)(b)	369,607	206,980

		4,034,824

Diversified Consumer Services — 0.4%
2U Inc.(a)(b)	512,976	6,812,321
Carriage Services Inc.	24,141	1,287,440
European Wax Center Inc., Class A(a)(b)	51,208	1,513,708
Houghton Mifflin Harcourt Co.(a)	995,996	20,925,876
OneSpaWorld Holdings Ltd.(a)(b)	220,200	2,246,040
PowerSchool Holdings Inc., Class A(a)	66,645	1,100,309
Regis Corp.(a)(b)	316,394	670,755
Stride Inc.(a)(b)	17,953	652,233
Udemy Inc.(a)(b)	21,239	264,638
Vivint Smart Home Inc.(a)(b)	203,924	1,378,526
WW International Inc.(a)(b)	134,166	1,372,518

		38,224,364

Diversified Telecommunication Services — 0.7%
Anterix Inc.(a)(b)	28,096	1,626,758
Bandwidth Inc., Class A(a)(b)	190,191	6,160,287
Cogent Communications Holdings Inc.	354,323	23,509,331
Globalstar Inc.(a)(b)	4,404,596	6,474,756
IDT Corp., Class B(a)	90,826	3,096,258
Iridium Communications Inc.(a)	739,319	29,809,342
Ooma Inc.(a)(b)	106,512	1,596,615
Telesat Corp.(a)	60,847	1,003,976

		73,277,323

Electric Utilities — 0.0%
Via Renewables Inc.	92,560	762,694

Electrical Equipment — 1.3%
Advent Technologies Holdings Inc.(a)(b)	222,870	517,058
Allied Motion Technologies Inc.	90,203	2,691,658
Array Technologies Inc.(a)(b)	253,846	2,860,844
Atkore Inc.(a)	372,800	36,698,432
Babcock & Wilcox Enterprises Inc.(a)	138,267	1,128,259
Beam Global(a)(b)	63,503	1,298,636
Blink Charging Co.(a)(b)	302,447	8,002,748

90	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Bloom Energy Corp., Class A(a)(b)	1,179,487	$28,484,611
EnerSys	37,661	2,808,381
Eos Energy Enterprises Inc.(a)(b)	387,002	1,617,668
FTC Solar Inc.(a)(b)	349,440	1,722,739
FuelCell Energy Inc.(a)(b)	2,363,241	13,612,268
GrafTech International Ltd.(b)	1,470,407	14,145,315
Romeo Power Inc.(a)(b)	638,280	951,037
Stem Inc.(a)(b)	941,747	10,368,635
TPI Composites Inc.(a)(b)	304,941	4,287,471
Vicor Corp.(a)	175,698	12,395,494

		143,591,254

Electronic Equipment, Instruments & Components — 3.0%
908 Devices Inc.(a)(b)	172,542	3,280,023
Advanced Energy Industries Inc.	312,606	26,909,125
Akoustis Technologies Inc.(a)(b)	424,231	2,757,502
Arlo Technologies Inc.(a)	703,259	6,230,875
Badger Meter Inc.	241,924	24,122,242
CTS Corp.(b)	59,932	2,117,997
Fabrinet(a)(b)	263,684	27,721,099
FARO Technologies Inc.(a)	75,209	3,904,851
Identiv Inc.(a)(b)	168,898	2,731,081
II-VI Inc.(a)(b)	816,560	59,192,434
Insight Enterprises Inc.(a)(b)	101,988	10,945,352
Iteris Inc.(a)(b)	351,096	1,046,266
Itron Inc.(a)(b)	310,380	16,350,818
Kimball Electronics Inc.(a)(b)	10,573	211,354
Luna Innovations Inc.(a)(b)	256,432	1,977,091
MicroVision Inc.(a)(b)	1,378,064	6,435,559
Napco Security Technologies Inc.(a)(b)	238,923	4,902,700
nLight Inc.(a)(b)	363,989	6,311,569
Novanta Inc.(a)(b)	292,921	41,679,729
OSI Systems Inc.(a)(b)	13,843	1,178,316
Ouster Inc.(a)(b)	1,070,648	4,817,916
PAR Technology Corp.(a)(b)	210,494	8,491,328
Plexus Corp.(a)(b)	205,920	16,846,315
Rogers Corp.(a)	136,651	37,128,077
Velodyne Lidar Inc.(a)(b)	634,659	1,624,727
Vishay Intertechnology Inc.	164,211	3,218,536

		322,132,882

Energy Equipment & Services — 0.4%
Cactus Inc., Class A	458,794	26,031,971
ChampionX Corp.(a)	306,944	7,513,989
DMC Global Inc.(a)	157,294	4,797,467
Expro Group Holdings NV(a)(b)	54,823	974,753
Liberty Oilfield Services Inc., Class A(a)(b)	262,851	3,895,452
NexTier Oilfield Solutions Inc.(a)(b)	155,769	1,439,306
Solaris Oilfield Infrastructure Inc., Class A	71,623	808,624
TETRA Technologies Inc.(a)	786,044	3,230,641

		48,692,203

Entertainment — 0.2%
Chicken Soup For The Soul Entertainment Inc.(a)(b)	16,880	134,871
Cinemark Holdings Inc.(a)(b)	743,316	12,844,500
CuriosityStream Inc.(a)(b)	38,566	111,841
IMAX Corp.(a)(b)	40,676	769,997
Liberty Media Corp.-Liberty Braves, Class A(a)(b)	84,097	2,420,312
Liberty Media Corp.-Liberty Braves, Class C, NVS(a)	305,858	8,536,497
LiveOne Inc(a)(b)	485,576	396,230

		25,214,248

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 2.4%
Alexander’s Inc.	18,066	$4,629,051
CatchMark Timber Trust Inc., Class A	296,590	2,432,038
Clipper Realty Inc.	90,773	823,311
Community Healthcare Trust Inc.	129,607	5,470,712
EastGroup Properties Inc.	334,951	68,088,839
Gladstone Commercial Corp.	88,531	1,949,453
Gladstone Land Corp.	152,912	5,569,055
Indus Realty Trust Inc.	36,659	2,679,406
Innovative Industrial Properties Inc.	103,042	21,164,827
National Storage Affiliates Trust	674,947	42,359,674
Necessity Retail REIT Inc.	68,564	542,341
NexPoint Residential Trust Inc.	35,311	3,188,936
Outfront Media Inc.	241,289	6,859,846
Phillips Edison & Co. Inc.(b)	117,377	4,036,595
PS Business Parks Inc.	141,335	23,755,587
Ryman Hospitality Properties Inc.(a)	409,959	38,031,896
Safehold Inc.(b)	115,589	6,409,410
Saul Centers Inc.	92,980	4,900,046
Tanger Factory Outlet Centers Inc.	235,620	4,050,308
UMH Properties Inc.	309,059	7,599,761
Universal Health Realty Income Trust	100,749	5,880,719

		260,421,811

Food & Staples Retailing — 1.3%
Andersons Inc. (The)	107,194	5,387,570
BJ’s Wholesale Club Holdings Inc.(a)	848,245	57,349,845
Chefs’ Warehouse Inc. (The)(a)(b)	18,272	595,667
MedAvail Holdings Inc.(a)(b)	98,664	95,813
Performance Food Group Co.(a)(b)	1,146,401	58,363,275
PriceSmart Inc.	14,803	1,167,513
Sprouts Farmers Market Inc.(a)(b)	417,930	13,365,401
United Natural Foods Inc.(a)(b)	29,338	1,213,126

		137,538,210

Food Products — 0.9%
AppHarvest Inc.(a)(b)	574,992	3,090,582
Calavo Growers Inc.	144,374	5,262,432
J&J Snack Foods Corp.	122,338	18,974,624
John B Sanfilippo & Son Inc.	48,824	4,073,875
Laird Superfood Inc.(a)(b)	37,891	136,786
Lancaster Colony Corp.	138,297	20,626,997
Limoneira Co.	40,397	593,028
Mission Produce Inc.(a)	33,781	427,330
Sanderson Farms Inc.	144,481	27,088,743
Simply Good Foods Co. (The)(a)	43,628	1,655,683
Sovos Brands Inc.(a)(b)	91,450	1,296,761
Tattooed Chef Inc.(a)(b)	390,030	4,906,577
Utz Brands Inc.	498,078	7,361,593
Vita Coco Co. Inc. (The)(a)(b)	65,296	585,052
Vital Farms Inc.(a)(b)	198,543	2,453,991

		98,534,054

Health Care Equipment & Supplies — 5.9%
Accelerate Diagnostics Inc.(a)(b)	277,647	399,812
Accuray Inc.(a)(b)	748,543	2,477,677
Acutus Medical Inc.(a)	156,670	217,771
Alphatec Holdings Inc.(a)(b)	540,310	6,213,565
Apyx Medical Corp.(a)	262,496	1,714,099
Artivion Inc.(a)(b)	278,231	5,948,579
Asensus Surgical Inc.(a)(b)	606,576	380,202
Aspira Women’s Health Inc.(a)(b)	611,885	636,360
AtriCure Inc.(a)	371,015	24,364,555

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Atrion Corp.	11,571	$8,250,123
Axogen Inc.(a)(b)	318,555	2,529,327
Axonics Inc.(a)(b)	379,979	23,786,685
BioLife Solutions Inc.(a)(b)	86,264	1,960,781
Bioventus Inc., Class A(a)(b)	168,821	2,380,376
Butterfly Network Inc.(a)(b)	1,103,103	5,250,770
Cardiovascular Systems Inc.(a)	332,135	7,506,251
Cerus Corp.(a)(b)	1,397,038	7,669,739
ClearPoint Neuro Inc.(a)(b)	158,235	1,647,226
CONMED Corp.	240,684	35,753,608
CryoPort Inc.(a)(b)	335,740	11,720,683
Cue Health Inc.(a)(b)	70,474	454,557
Cutera Inc.(a)	146,160	10,085,040
CVRx Inc.(a)(b)	58,532	350,607
CytoSorbents Corp.(a)(b)	347,055	1,107,105
Eargo Inc.(a)(b)	250,252	1,323,833
Glaukos Corp.(a)(b)	377,476	21,825,662
Haemonetics Corp.(a)(b)	286,203	18,093,754
Heska Corp.(a)(b)	81,184	11,226,124
Inari Medical Inc.(a)(b)	285,354	25,864,487
Inogen Inc.(a)	166,043	5,383,114
Intersect ENT Inc.(a)	275,371	7,713,142
iRadimed Corp.	51,898	2,327,106
iRhythm Technologies Inc.(a)(b)	244,609	38,518,579
Lantheus Holdings Inc.(a)	80,288	4,440,729
LeMaitre Vascular Inc.	156,449	7,270,185
LivaNova PLC(a)(b)	356,695	29,188,352
Meridian Bioscience Inc.(a)(b)	40,225	1,044,241
Merit Medical Systems Inc.(a)(b)	378,737	25,193,585
Neogen Corp.(a)(b)	840,197	25,911,676
Neuronetics Inc.(a)(b)	197,051	597,065
NeuroPace Inc.(a)(b)	58,597	481,081
Nevro Corp.(a)(b)	286,739	20,739,832
NuVasive Inc.(a)(b)	429,816	24,370,567
Ortho Clinical Diagnostics Holdings PLC(a)	1,000,297	18,665,542
OrthoPediatrics Corp.(a)(b)	116,426	6,285,840
Outset Medical Inc.(a)(b)	389,542	17,685,207
Paragon 28 Inc.(a)(b)	61,532	1,030,046
PAVmed Inc.(a)(b)	599,423	791,238
PROCEPT BioRobotics Corp.(a)(b)	49,054	1,716,400
Pulmonx Corp.(a)(b)	215,462	5,345,612
Pulse Biosciences Inc.(a)(b)	117,084	569,028
Quotient Ltd.(a)(b)	673,871	808,645
Retractable Technologies Inc.(a)(b)	145,887	692,963
RxSight Inc.(a)(b)	121,686	1,506,473
SeaSpine Holdings Corp.(a)(b)	135,245	1,644,579
Senseonics Holdings Inc.(a)(b)	3,563,412	7,019,922
Shockwave Medical Inc.(a)(b)	279,732	58,005,228
SI-BONE Inc.(a)	268,421	6,066,315
Sientra Inc.(a)(b)	422,711	938,418
Sight Sciences Inc.(a)(b)	153,257	1,771,651
Silk Road Medical Inc.(a)(b)	284,795	11,759,186
STAAR Surgical Co.(a)(b)	395,202	31,580,592
Stereotaxis Inc.(a)	422,923	1,577,503
Surmodics Inc.(a)	112,900	5,117,757
Tactile Systems Technology Inc.(a)	159,871	3,222,999
TransMedics Group Inc.(a)(b)	216,113	5,822,084
Treace Medical Concepts Inc.(a)(b)	249,807	4,723,850
UFP Technologies Inc.(a)	3,860	255,416
Utah Medical Products Inc.	3,604	323,855

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Vapotherm Inc.(a)(b)	189,607	$2,635,537
Varex Imaging Corp.(a)	42,931	914,001
ViewRay Inc.(a)	1,236,880	4,848,570
Zynex Inc.	176,677	1,100,698

		638,743,767

Health Care Providers & Services — 4.3%
1Life Healthcare Inc.(a)(b)	956,077	10,593,333
Accolade Inc.(a)(b)	423,107	7,429,759
Addus HomeCare Corp.(a)	53,997	5,037,380
Agiliti Inc.(a)(b)	196,055	4,136,761
AirSculpt Technologies Inc.(a)	36,289	496,434
Alignment Healthcare Inc.(a)(b)	658,918	7,399,649
AMN Healthcare Services Inc.(a)(b)	390,834	40,775,711
Apollo Medical Holdings Inc.(a)(b)	312,211	15,132,867
Aveanna Healthcare Holdings Inc.(a)(b)	336,488	1,147,424
Biodesix Inc.(a)(b)	103,361	174,680
Castle Biosciences Inc.(a)	162,468	7,288,314
Community Health Systems Inc.(a)	896,156	10,637,372
CorVel Corp.(a)	71,944	12,118,247
Cross Country Healthcare Inc.(a)(b)	37,023	802,288
Ensign Group Inc. (The)	436,088	39,252,281
Fulgent Genetics Inc.(a)(b)	21,503	1,342,002
Hanger Inc.(a)	311,569	5,711,060
HealthEquity Inc.(a)(b)	678,536	45,760,468
InfuSystem Holdings Inc.(a)(b)	153,153	1,500,899
Innovage Holding Corp.(a)(b)	154,260	990,349
Invitae Corp.(a)(b)	433,388	3,454,102
Joint Corp. (The)(a)	112,888	3,995,106
LHC Group Inc.(a)	253,670	42,768,762
LifeStance Health Group Inc.(a)(b)	370,395	3,744,693
MEDNAX Inc.(a)(b)	334,775	7,860,517
ModivCare Inc.(a)(b)	34,152	3,940,799
National Research Corp.	117,117	4,643,689
Ontrak Inc.(a)(b)	75,976	172,086
Owens & Minor Inc.(b)	496,816	21,869,840
Patterson Companies Inc.	185,348	5,999,715
Pennant Group Inc. (The)(a)	213,760	3,982,349
PetIQ Inc.(a)	226,830	5,534,652
Privia Health Group Inc.(a)(b)	348,131	9,305,542
Progyny Inc.(a)(b)	533,593	27,426,680
R1 RCM Inc.(a)(b)	985,185	26,363,551
RadNet Inc.(a)(b)	377,358	8,441,498
Select Medical Holdings Corp.	919,745	22,064,683
Sharps Compliance Corp.(a)(b)	145,411	857,925
SOC Telemed Inc.(a)(b)	400,240	1,196,718
Surgery Partners Inc.(a)(b)	284,473	15,660,239
Tenet Healthcare Corp.(a)(b)	105,381	9,058,551
Tivity Health Inc.(a)(b)	215,286	6,925,751
U.S. Physical Therapy Inc.	106,053	10,546,971
Viemed Healthcare Inc.(a)(b)	47,652	237,307

		463,779,004

Health Care Technology — 1.5%
Convey Health Solutions Holdings Inc.(a)(b)	79,142	517,589
Evolent Health Inc., Class A(a)(b)	134,703	4,350,907
Forian Inc.(a)(b)	140,245	976,105
Health Catalyst Inc.(a)(b)	434,163	11,344,679
Icad Inc.(a)(b)	185,486	827,268
Inspire Medical Systems Inc.(a)	222,923	57,222,105
Multiplan Corp.(a)(b)	426,926	1,998,014

92	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology (continued)
NantHealth Inc.(a)(b)	123,514	$93,080
Omnicell Inc.(a)	362,702	46,966,282
OptimizeRx Corp.(a)	141,681	5,342,791
Phreesia Inc.(a)(b)	414,890	10,936,500
Schrodinger Inc.(a)(b)	376,577	12,848,807
Simulations Plus Inc.(b)	126,479	6,447,899
Tabula Rasa HealthCare Inc.(a)	201,800	1,162,368

		161,034,394

Hotels, Restaurants & Leisure — 4.4%
Accel Entertainment Inc.(a)(b)	476,571	5,804,635
Bally’s Corp.(a)(b)	271,236	8,337,795
BJ’s Restaurants Inc.(a)(b)	173,301	4,904,418
Bloomin’ Brands Inc.	735,015	16,126,229
Brinker International Inc.(a)(b)	367,369	14,018,801
Century Casinos Inc.(a)	229,257	2,739,621
Cheesecake Factory Inc. (The)(a)	381,737	15,189,315
Chuy’s Holdings Inc.(a)(b)	78,209	2,111,643
Cracker Barrel Old Country Store Inc.	196,587	23,340,774
Dave & Buster’s Entertainment Inc.(a)	168,852	8,290,633
Denny’s Corp.(a)(b)	391,373	5,600,548
Dine Brands Global Inc.	135,025	10,525,199
Drive Shack Inc.(a)(b)	335,841	517,195
Esports Technologies Inc.(a)(b)	105,958	714,157
Everi Holdings Inc.(a)(b)	709,739	14,904,519
F45 Training Holdings Inc.(a)(b)	144,671	1,547,980
First Watch Restaurant Group Inc.(a)	63,734	831,729
Full House Resorts Inc.(a)(b)	269,854	2,593,297
GAN Ltd.(a)(b)	35,771	172,416
Golden Entertainment Inc.(a)(b)	141,752	8,231,539
Golden Nugget Online Gaming Inc.(a)(b)	337,860	2,402,185
Hilton Grand Vacations Inc.(a)(b)	709,398	36,895,790
International Game Technology PLC	834,881	20,604,863
Jack in the Box Inc.	24,437	2,282,660
Krispy Kreme Inc.(b)	493,359	7,326,381
Kura Sushi USA Inc., Class A(a)(b)	36,602	2,018,600
Life Time Group Holdings Inc.(a)(b)	183,238	2,664,281
Lindblad Expeditions Holdings Inc.(a)(b)	257,126	3,877,460
Monarch Casino & Resort Inc.(a)(b)	87,472	7,630,183
Nathan’s Famous Inc.	18,280	990,228
NEOGAMES SA(a)	85,919	1,325,730
Noodles & Co.(a)(b)	342,334	2,043,734
ONE Group Hospitality Inc. (The)(a)(b)	176,328	1,853,207
Papa John’s International Inc.	275,038	28,956,001
PlayAGS Inc.(a)(b)	231,232	1,542,317
Portillo’s Inc., Class A(a)(b)	132,309	3,249,509
RCI Hospitality Holdings Inc.	72,477	4,454,436
Red Robin Gourmet Burgers Inc.(a)(b)	131,125	2,210,767
Red Rock Resorts Inc., Class A	444,944	21,606,481
Rush Street Interactive Inc.(a)(b)	436,604	3,174,111
Ruth’s Hospitality Group Inc.	274,039	6,270,012
Scientific Games Corp./DE, Class A(a)(b)	797,082	46,828,567
SeaWorld Entertainment Inc.(a)	229,819	17,107,726
Shake Shack Inc., Class A(a)(b)	309,314	21,002,421
Sweetgreen Inc.(a)(b)	71,471	2,286,357
Target Hospitality Corp.(a)(b)	143,331	859,986
Texas Roadhouse Inc.	581,015	48,648,386
Wingstop Inc.	247,956	29,097,637
Xponential Fitness Inc., Class A(a)(b)	55,966	1,311,843

		477,024,302

Security	Shares	Value

Household Durables — 1.9%
Aterian Inc.(a)(b)	215,512	$523,694
Cavco Industries Inc.(a)	53,803	12,958,452
Century Communities Inc.	160,564	8,601,413
GoPro Inc., Class A(a)(b)	1,066,961	9,101,177
Green Brick Partners Inc.(a)	73,496	1,452,281
Hamilton Beach Brands Holding Co., Class A	27,227	316,650
Helen of Troy Ltd.(a)(b)	199,786	39,126,090
Hooker Furnishings Corp.	7,223	136,804
Installed Building Products Inc.	196,894	16,635,574
iRobot Corp.(a)(b)	201,814	12,795,008
KB Home	119,561	3,871,385
LGI Homes Inc.(a)(b)	178,677	17,453,169
Lovesac Co. (The)(a)(b)	105,177	5,685,869
MDC Holdings Inc.	131,514	4,976,490
Meritage Homes Corp.(a)	18,043	1,429,547
Purple Innovation Inc., Class A(a)(b)	483,052	2,825,854
Skyline Champion Corp.(a)	436,286	23,943,376
Snap One Holdings Corp.(a)(b)	69,948	1,031,733
Sonos Inc.(a)(b)	1,065,939	30,080,799
Taylor Morrison Home Corp.(a)(b)	119,273	3,246,611
Traeger Inc.(a)(b)	81,843	608,912
Tri Pointe Homes Inc.(a)(b)	70,417	1,413,973
Vuzix Corp.(a)(b)	499,665	3,297,789
Weber Inc., Class A(b)	60,107	590,852

		202,103,502

Household Products — 0.4%
Central Garden & Pet Co.(a)(b)	31,860	1,400,566
Central Garden & Pet Co., Class A, NVS(a)	127,809	5,212,051
Energizer Holdings Inc.	558,657	17,184,289
WD-40 Co.	113,200	20,741,636

		44,538,542

Independent Power and Renewable Electricity Producers — 0.1%
Clearway Energy Inc., Class A	77,789	2,591,929
Clearway Energy Inc., Class C	170,178	6,213,199
Sunnova Energy International Inc.(a)(b)	107,901	2,488,197

		11,293,325

Insurance — 1.3%
Bright Health Group Inc.(a)(b)	1,481,475	2,859,247
BRP Group Inc., Class A(a)	392,123	10,520,660
eHealth Inc.(a)	60,753	753,945
Goosehead Insurance Inc., Class A	24,079	1,891,887
Heritage Insurance Holdings Inc.	15,519	110,805
Investors Title Co.	1,585	322,088
James River Group Holdings Ltd.	42,582	1,053,479
Kinsale Capital Group Inc.	178,350	40,667,367
Palomar Holdings Inc.(a)(b)	204,115	13,061,319
RLI Corp.	307,640	34,034,213
Selectquote Inc.(a)(b)	1,123,813	3,135,438
Trupanion Inc.(a)(b)	316,624	28,217,531

		136,627,979

Interactive Media & Services — 1.1%
Cargurus Inc.(a)(b)	791,596	33,611,166
Cars.com Inc.(a)(b)	78,422	1,131,630
Eventbrite Inc., Class A(a)(b)	638,337	9,428,238
EverQuote Inc., Class A(a)	166,012	2,686,074
fuboTV Inc.(a)(b)	1,121,157	7,366,002
Liberty TripAdvisor Holdings Inc., Class A(a)(b)	473,459	970,591
MediaAlpha Inc., Class A(a)(b)	163,995	2,714,117
Outbrain Inc.(a)(b)	86,860	932,008

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
QuinStreet Inc.(a)	413,562	$4,797,319
Society Pass Inc.(a)(b)	66,289	196,878
Yelp Inc.(a)(b)	548,739	18,717,487
Ziff Davis Inc.(a)(b)	360,253	34,865,285

		117,416,795

Internet & Direct Marketing Retail — 0.8%
1-800-Flowers.com Inc., Class A(a)(b)	224,901	2,869,737
1stdibs.com Inc.(a)	124,723	996,537
aka Brands Holding Corp.(a)(b)	49,835	220,271
CarParts.com Inc.(a)(b)	399,970	2,679,799
Duluth Holdings Inc., Class B(a)(b)	102,212	1,250,053
Groupon Inc.(a)(b)	165,467	3,181,930
Liquidity Services Inc.(a)(b)	192,752	3,299,914
Lulu’s Fashion Lounge Holdings Inc.(a)	30,322	205,583
Overstock.com Inc.(a)(b)	356,320	15,679,862
PetMed Express Inc.	145,158	3,745,076
Porch Group Inc.(a)(b)	635,133	4,410,999
Quotient Technology Inc.(a)(b)	703,553	4,488,668
RealReal Inc. (The)(a)(b)	663,830	4,819,406
Rent the Runway Inc.(a)(b)	89,634	617,578
Revolve Group Inc.(a)(b)	187,627	10,073,694
Shutterstock Inc.	195,481	18,195,371
Stitch Fix Inc., Class A(a)(b)	674,948	6,796,726
Xometry Inc., Class A(a)(b)	158,668	5,831,049

		89,362,253

IT Services — 2.6%
BigCommerce Holdings Inc., Series 1(a)(b)	399,940	8,762,685
Brightcove Inc.(a)(b)	337,224	2,630,347
Cantaloupe Inc.(a)	488,019	3,303,889
Cass Information Systems Inc.	19,406	716,275
CSG Systems International Inc.	125,613	7,985,218
DigitalOcean Holdings Inc.(a)(b)	397,721	23,008,160
EVERTEC Inc.	500,927	20,502,942
Evo Payments Inc., Class A(a)	393,509	9,086,123
ExlService Holdings Inc.(a)(b)	272,080	38,980,902
Flywire Corp.(a)(b)	393,359	12,028,918
GreenBox POS(a)(b)	157,505	664,671
Grid Dynamics Holdings Inc.(a)(b)	374,414	5,271,749
Hackett Group Inc. (The)	190,313	4,388,618
I3 Verticals Inc., Class A(a)(b)	179,293	4,995,103
IBEX Holdings Ltd.(a)(b)	47,660	759,700
International Money Express Inc.(a)	272,051	5,606,971
Maximus Inc.	509,161	38,161,617
Paya Holdings Inc., Class A(a)(b)	709,022	4,154,869
Perficient Inc.(a)(b)	269,943	29,718,025
Priority Technology Holdings Inc.(a)(b)	83,964	482,793
Rackspace Technology Inc.(a)(b)	332,558	3,711,347
Remitly Global Inc.(a)(b)	85,737	846,224
Repay Holdings Corp.(a)(b)	313,297	4,627,397
TTEC Holdings Inc.	154,884	12,781,028
Tucows Inc., Class A(a)(b)	80,845	5,521,713
Unisys Corp.(a)(b)	429,124	9,273,370
Verra Mobility Corp.(a)(b)	1,257,152	20,466,435

		278,437,089

Leisure Products — 0.5%
Acushnet Holdings Corp.	84,038	3,383,370
AMMO Inc.(a)(b)	735,152	3,528,730
Clarus Corp.	224,881	5,122,789
Escalade Inc.	29,922	394,970

Security	Shares	Value

Leisure Products (continued)
Johnson Outdoors Inc., Class A	27,350	$2,125,916
Latham Group Inc.(a)(b)	351,972	4,660,109
Malibu Boats Inc., Class A(a)(b)	171,439	9,945,176
Marine Products Corp.	70,057	809,158
MasterCraft Boat Holdings Inc.(a)	152,310	3,748,349
Nautilus Inc.(a)(b)	66,177	272,649
Smith & Wesson Brands Inc.	396,865	6,004,568
Solo Brands Inc., Class A(a)(b)	65,979	562,801
Sturm Ruger & Co. Inc.	132,573	9,229,732

		49,788,317

Life Sciences Tools & Services — 1.1%
Absci Corp.(a)(b)	261,886	2,207,699
Aduro Biotech Inc., NVS(c)	105,692	317,076
Akoya Biosciences Inc.(a)	111,457	1,224,912
Alpha Teknova Inc.(a)(b)	35,630	492,050
Berkeley Lights Inc.(a)(b)	408,954	2,907,663
BioNano Genomics Inc.(a)(b)	2,419,676	6,242,764
ChromaDex Corp.(a)(b)	405,241	996,893
Codex DNA Inc.(a)(b)	41,738	224,133
Codexis Inc.(a)	498,774	10,284,720
Cytek Biosciences Inc.(a)(b)	660,873	7,124,211
Fluidigm Corp.(a)(b)	56,501	202,839
Harvard Bioscience Inc.(a)(b)	281,672	1,749,183
Inotiv Inc.(a)(b)	142,761	3,737,483
IsoPlexis Corp(a)(b)	36,894	126,546
MaxCyte Inc.(a)(b)	482,092	3,369,823
Medpace Holdings Inc.(a)	240,142	39,284,830
NanoString Technologies Inc.(a)(b)	345,813	12,017,002
NeoGenomics Inc.(a)(b)	935,119	11,361,696
Pacific Biosciences of California Inc.(a)(b)	738,114	6,716,837
Personalis Inc.(a)(b)	23,056	188,829
Quanterix Corp.(a)(b)	254,931	7,441,436
Rapid Micro Biosystems Inc., Cass A(a)(b)	71,473	485,302
Seer Inc., Class A(a)(b)	129,690	1,976,476
Singular Genomics Systems Inc.(a)(b)	219,892	1,387,518

		122,067,921

Machinery — 4.2%
AgEagle Aerial Systems Inc.(a)(b)	358,422	426,522
Alamo Group Inc.	72,994	10,495,807
Albany International Corp., Class A	51,554	4,347,033
Blue Bird Corp.(a)(b)	70,529	1,327,356
Chart Industries Inc.(a)(b)	182,127	31,283,955
CIRCOR International Inc.(a)	152,957	4,071,715
Commercial Vehicle Group Inc.(a)(b)	99,822	843,496
Desktop Metal Inc., Class A(a)	1,023,710	4,852,385
Douglas Dynamics Inc.	187,644	6,490,606
Energy Recovery Inc.(a)	345,375	6,955,853
Enerpac Tool Group Corp.(b)	500,552	10,957,083
ESCO Technologies Inc.	18,410	1,287,227
Evoqua Water Technologies Corp.(a)(b)	961,053	45,150,270
Federal Signal Corp.	500,459	16,890,491
Franklin Electric Co. Inc.	385,793	32,036,251
Gorman-Rupp Co. (The)	34,961	1,254,401
Helios Technologies Inc.	269,263	21,608,356
Hillenbrand Inc.	332,586	14,690,324
Hydrofarm Holdings Group Inc.(a)(b)	329,701	4,994,970
Hyliion Holdings Corp.(a)(b)	189,469	839,348
John Bean Technologies Corp.(b)	260,866	30,904,795
Kadant Inc.	95,683	18,580,682

94	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Lindsay Corp.	81,618	$12,814,842
Luxfer Holdings PLC	97,565	1,639,092
Meritor Inc.(a)	478,421	17,017,435
Miller Industries Inc./TN	4,692	132,127
Mueller Industries Inc.	179,790	9,739,224
Mueller Water Products Inc., Class A	94,755	1,224,235
Nikola Corp.(a)(b)	1,894,249	20,287,407
Omega Flex Inc.	25,851	3,357,269
Proto Labs Inc.(a)(b)	37,480	1,982,692
RBC Bearings Inc.(a)(b)	32,941	6,386,601
REV Group Inc.	44,461	595,777
Shyft Group Inc. (The)(b)	285,965	10,326,196
SPX Corp.(a)	305,181	15,078,993
SPX FLOW Inc.	29,110	2,509,864
Tennant Co.	152,881	12,047,023
Terex Corp.	567,448	20,235,196
Titan International Inc.(a)	68,401	1,007,547
Wabash National Corp.	36,366	539,671
Watts Water Technologies Inc., Class A	128,003	17,867,939
Welbilt Inc.(a)(b)	1,087,465	25,827,294

		450,905,350

Media — 0.7%
AMC Networks Inc., Class A(a)(b)	123,565	5,020,446
Cardlytics Inc.(a)(b)	268,163	14,743,602
Clear Channel Outdoor Holdings Inc.(a)	262,918	909,696
Digital Media Solutions Inc., Class A(a)(b)	12,805	46,610
iHeartMedia Inc., Class A(a)(b)	424,667	8,038,946
Integral Ad Science Holding Corp.(a)	119,473	1,648,727
Magnite Inc.(a)(b)	1,076,904	14,225,902
National CineMedia Inc.	42,008	106,700
Sinclair Broadcast Group Inc., Class A	61,429	1,721,241
Stagwell Inc.(a)(b)	45,756	331,274
TechTarget Inc.(a)(b)	216,907	17,630,201
Thryv Holdings Inc.(a)(b)	54,306	1,527,085
WideOpenWest Inc.(a)(b)	272,132	4,745,982

		70,696,412

Metals & Mining — 1.1%
Allegheny Technologies Inc.(a)(b)	642,687	17,249,719
Century Aluminum Co.(a)(b)	23,771	625,415
Coeur Mining Inc.(a)(b)	1,442,856	6,420,709
Compass Minerals International Inc.	283,917	17,827,149
Gatos Silver Inc.(a)(b)	331,488	1,432,028
Hecla Mining Co.	1,299,187	8,535,659
Kaiser Aluminum Corp.	16,875	1,588,950
Materion Corp.	65,469	5,613,312
MP Materials Corp.(a)(b)	630,736	36,166,402
NovaGold Resources Inc.(a)(b)	1,965,040	15,189,759
Perpetua Resources Corp.(a)	253,448	1,039,137
PolyMet Mining Corp.(a)(b)	82,123	344,095
Ryerson Holding Corp.	87,519	3,064,916
Schnitzer Steel Industries Inc., Class A	17,969	933,310
Warrior Met Coal Inc.	43,311	1,607,271

		117,637,831

Mortgage Real Estate Investment — 0.0%
Hannon Armstrong Sustainable Infrastructure Capital Inc.	36,911	1,750,689
PennyMac Mortgage Investment Trust	160,718	2,714,527

		4,465,216

Security	Shares	Value

Multiline Retail — 0.0%
Franchise Group Inc.	32,938	$1,364,621

Oil, Gas & Consumable Fuels — 3.0%
Antero Resources Corp.(a)	287,187	8,767,819
Arch Resources Inc.(b)	24,617	3,381,884
Callon Petroleum Co.(a)(b)	346,301	20,459,463
Centennial Resource Development Inc./DE, Class A(a)	193,573	1,562,134
Chesapeake Energy Corp.	51,482	4,478,934
Civitas Resources Inc.	54,371	3,246,492
Crescent Energy Inc.(b)	248,368	4,306,701
Denbury Inc.(a)(b)	419,220	32,938,115
Dorian LPG Ltd.	46,653	676,002
Earthstone Energy Inc., Class A(a)(b)	42,872	541,473
Energy Fuels Inc./Canada(a)(b)	1,105,503	10,115,353
Falcon Minerals Corp.	277,734	1,871,927
Kinetik Holdings Inc.	2,907	188,984
Kosmos Energy Ltd.(a)	3,721,321	26,756,298
Laredo Petroleum Inc.(a)(b)	28,700	2,271,318
Magnolia Oil & Gas Corp., Class A	1,198,256	28,338,754
Matador Resources Co.(b)	917,374	48,602,475
Oasis Petroleum Inc.	139,789	20,451,131
Ovintiv Inc.	121,581	6,573,885
Par Pacific Holdings Inc.(a)	323,644	4,213,845
Riley Exploration Permian Inc.	9,487	237,934
Southwestern Energy Co.(a)(b)	8,429,834	60,441,910
Talos Energy Inc.(a)	47,763	754,178
Tellurian Inc.(a)(b)	3,072,661	16,285,103
Uranium Energy Corp.(a)(b)	2,186,317	10,035,195
Ur-Energy Inc.(a)(b)	1,407,239	2,251,582

		319,748,889

Personal Products — 0.8%
Beauty Health Co. (The)(a)(b)	661,146	11,160,145
BellRing Brands Inc.(a)(b)	618,067	14,264,986
elf Beauty Inc.(a)	396,295	10,236,300
Honest Co. Inc. (The)(a)(b)	501,621	2,613,445
Inter Parfums Inc.	148,021	13,033,249
Medifast Inc.	95,391	16,290,875
NewAge Inc.(a)(b)	632,053	367,223
Nu Skin Enterprises Inc., Class A	184,126	8,815,953
Revlon Inc., Class A(a)(b)	20,608	166,307
Thorne HealthTech Inc.(a)(b)	23,414	148,913
USANA Health Sciences Inc.(a)	98,663	7,838,775
Veru Inc.(a)(b)	380,859	1,839,549

		86,775,720

Pharmaceuticals — 2.3%
9 Meters Biopharma Inc.(a)(b)	1,886,528	1,130,596
Aclaris Therapeutics Inc.(a)(b)	421,871	7,273,056
Aerie Pharmaceuticals Inc.(a)(b)	352,994	3,212,245
Amneal Pharmaceuticals Inc.(a)	828,207	3,453,623
Amphastar Pharmaceuticals Inc.(a)(b)	92,265	3,312,314
Ampio Pharmaceuticals Inc.(a)(b)	1,600,939	752,441
Amylyx Pharmaceuticals Inc.(a)(b)	44,412	570,694
Angion Biomedica Corp.(a)(b)	186,661	395,721
Antares Pharma Inc.(a)	1,395,324	5,720,828
Arvinas Inc.(a)	390,420	26,275,266
Atea Pharmaceuticals Inc.(a)	48,260	348,437
Axsome Therapeutics Inc.(a)(b)	230,772	9,551,653
Cassava Sciences Inc.(a)(b)	317,784	11,802,498
CinCor Pharma Inc.(a)(b)	52,767	925,533

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Collegium Pharmaceutical Inc.(a)	286,697	$5,837,151
Corcept Therapeutics Inc.(a)	725,375	16,335,445
CorMedix Inc.(a)(b)	29,953	164,142
DICE Therapeutics Inc.(a)(b)	67,335	1,288,119
Durect Corp.(a)(b)	1,904,097	1,275,555
Edgewise Therapeutics Inc.(a)	320,819	3,111,944
Esperion Therapeutics Inc.(a)(b)	468,718	2,174,852
Evolus Inc.(a)	271,469	3,045,882
Harmony Biosciences Holdings Inc.(a)(b)	192,068	9,344,108
Ikena Oncology Inc.(a)	17,225	105,073
Innoviva Inc.(a)(b)	42,021	813,106
Intra-Cellular Therapies Inc.(a)	665,847	40,743,178
Kala Pharmaceuticals Inc.(a)(b)	271,837	375,135
Kaleido Biosciences Inc.(a)(b)	154,229	254,478
KemPharm Inc.(a)(b)	115,172	579,315
Landos Biopharma Inc.(a)	43,044	63,490
Marinus Pharmaceuticals Inc.(a)(b)	310,847	2,906,419
Mind Medicine MindMed Inc.(a)(b)	2,694,380	2,990,762
NGM Biopharmaceuticals Inc.(a)(b)	25,200	384,300
Nuvation Bio Inc.(a)(b)	1,112,722	5,852,918
Ocular Therapeutix Inc.(a)(b)	645,206	3,193,770
Omeros Corp.(a)(b)	504,066	3,029,437
Oramed Pharmaceuticals Inc.(a)	304,801	2,636,529
Pacira BioSciences Inc.(a)	366,029	27,935,333
Paratek Pharmaceuticals Inc.(a)(b)	402,177	1,194,466
Phathom Pharmaceuticals Inc.(a)(b)	167,843	2,284,343
Phibro Animal Health Corp., Class A	169,799	3,387,490
Pliant Therapeutics Inc.(a)	183,597	1,287,015
Rain Therapeutics Inc.(a)	88,672	449,567
Reata Pharmaceuticals Inc., Class A(a)(b)	198,062	6,488,511
Relmada Therapeutics Inc.(a)(b)	203,203	5,484,449
Revance Therapeutics Inc.(a)(b)	582,976	11,368,032
Seelos Therapeutics Inc.(a)(b)	798,818	669,250
SIGA Technologies Inc.(a)(b)	400,559	2,839,963
Tarsus Pharmaceuticals Inc.(a)(b)	56,828	955,847
Terns Pharmaceuticals Inc.(a)(b)	70,347	208,931
TherapeuticsMD Inc.(a)(b)	3,425,927	1,301,852
Theravance Biopharma Inc.(a)(b)	455,986	4,359,226
Theseus Pharmaceuticals Inc.(a)(b)	55,638	641,506
Ventyx Biosciences Inc.(a)(b)	50,501	685,299
Verrica Pharmaceuticals Inc.(a)(b)	106,138	860,779
WaVe Life Sciences Ltd.(a)(b)	367,986	735,972

		254,367,844

Professional Services — 2.6%
ASGN Inc.(a)(b)	377,831	44,096,656
Atlas Technical Consultants Inc.(a)(b)	19,699	237,176
CRA International Inc.	50,194	4,229,346
Exponent Inc.	431,342	46,606,503
First Advantage Corp.(a)(b)	417,864	8,436,674
Forrester Research Inc.(a)	95,024	5,361,254
Franklin Covey Co.(a)(b)	104,022	4,703,875
Heidrick & Struggles International Inc.	69,571	2,753,620
HireQuest Inc.	37,804	722,812
HireRight Holdings Corp.(a)(b)	82,525	1,411,178
Huron Consulting Group Inc.(a)	19,528	894,578
Insperity Inc.	301,594	30,286,069
KBR Inc.	1,026,848	56,199,391
Kforce Inc.	167,517	12,391,233
Sterling Check Corp.(a)(b)	60,997	1,612,151
TriNet Group Inc.(a)(b)	336,759	33,123,615

Security	Shares	Value

Professional Services (continued)
Upwork Inc.(a)(b)	977,840	$22,725,002
Willdan Group Inc.(a)(b)	73,211	2,246,846

		278,037,979

Real Estate Management & Development — 0.9%
Cushman & Wakefield PLC(a)(b)	1,151,254	23,612,219
Douglas Elliman Inc., NVS	88,049	642,758
eXp World Holdings Inc.(b)	520,256	11,013,819
Fathom Holdings Inc.(a)(b)	51,131	547,102
Forestar Group Inc.(a)(b)	36,650	650,904
Marcus & Millichap Inc.	20,065	1,057,024
Newmark Group Inc., Class A(b)	1,394,655	22,202,908
Rafael Holdings Inc., Class B(a)(b)	78,511	197,063
Redfin Corp.(a)(b)	854,201	15,409,786
RMR Group Inc. (The), Class A	13,071	406,508
St Joe Co. (The)	276,800	16,397,632

		92,137,723

Road & Rail — 0.6%
Daseke Inc.(a)(b)	336,712	3,390,690
HyreCar Inc.(a)(b)	147,522	351,102
PAM Transportation Services Inc.(a)(b)	10,926	379,679
Saia Inc.(a)(b)	220,188	53,686,238
Universal Logistics Holdings Inc.	50,430	1,016,165
Werner Enterprises Inc.	60,412	2,476,892
Yellow Corp.(a)(b)	23,723	166,298

		61,467,064

Semiconductors & Semiconductor Equipment — 5.8%
Alpha & Omega Semiconductor Ltd.(a)(b)	147,405	8,055,683
Ambarella Inc.(a)	292,784	30,718,897
Amkor Technology Inc.	177,319	3,851,369
Atomera Inc.(a)(b)	163,719	2,138,170
Axcelis Technologies Inc.(a)	273,047	20,623,240
CEVA Inc.(a)	187,202	7,609,761
CMC Materials Inc.	235,373	43,638,154
Cohu Inc.(a)	345,548	10,228,221
Credo Technology Group Holdings(a)(b)	126,459	1,925,971
Diodes Inc.(a)(b)	279,675	24,328,928
FormFactor Inc.(a)	564,296	23,717,361
Ichor Holdings Ltd.(a)	153,795	5,478,178
Impinj Inc.(a)(b)	157,002	9,975,907
Kopin Corp.(a)(b)	653,197	1,652,588
Kulicke & Soffa Industries Inc.	507,925	28,453,959
Lattice Semiconductor Corp.(a)	1,125,020	68,569,969
MACOM Technology Solutions Holdings Inc., Class H(a)(b)	409,379	24,509,521
MaxLinear Inc.(a)	588,272	34,325,671
Meta Materials Inc.(a)(b)	1,682,486	2,809,752
NVE Corp.	37,994	2,069,533
Onto Innovation Inc.(a)(b)	127,135	11,046,760
Power Integrations Inc.	488,561	45,279,833
Semtech Corp.(a)(b)	536,376	37,192,312
Silicon Laboratories Inc.(a)(b)	314,344	47,214,469
SiTime Corp.(a)	133,908	33,185,081
SkyWater Technology Inc.(a)(b)	65,508	709,452
SMART Global Holdings Inc.(a)(b)	408,465	10,550,651
SunPower Corp.(a)(b)	528,177	11,345,242
Synaptics Inc.(a)(b)	329,237	65,682,781
Ultra Clean Holdings Inc.(a)	368,285	15,611,601

		632,499,015

96	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software — 10.2%
8x8 Inc.(a)	938,227	$11,812,278
A10 Networks Inc.	415,767	5,799,950
ACI Worldwide Inc.(a)(b)	979,610	30,847,919
Agilysys Inc.(a)(b)	157,486	6,280,542
Alarm.com Holdings Inc.(a)	393,451	26,148,753
Alkami Technology Inc.(a)(b)	220,579	3,156,485
Altair Engineering Inc., Class A(a)(b)	385,789	24,844,812
American Software Inc./GA, Class A	208,485	4,344,827
Appfolio Inc., Class A(a)(b)	158,532	17,947,408
Appian Corp.(a)(b)	326,416	19,852,621
Arteris Inc.(a)(b)	25,685	333,905
Asana Inc., Class A(a)(b)	556,903	22,259,413
Avaya Holdings Corp.(a)(b)	694,464	8,798,859
AvidXchange Holdings Inc.(a)(b)	176,810	1,423,320
Benefitfocus Inc.(a)(b)	162,911	2,055,937
Blackbaud Inc.(a)	398,207	23,840,653
Blackline Inc.(a)(b)	450,899	33,014,825
Bottomline Technologies DE Inc.(a)	64,861	3,676,321
Box Inc., Class A(a)(b)	1,134,345	32,964,066
BTRS Holdings Inc.(a)(b)	788,781	5,900,082
Cerence Inc.(a)(b)	325,612	11,754,593
ChannelAdvisor Corp.(a)	176,580	2,925,931
CommVault Systems Inc.(a)	369,864	24,540,476
Consensus Cloud Solutions Inc.(a)(b)	133,535	8,029,460
CoreCard Corp.(a)(b)	61,486	1,684,716
Couchbase Inc.(a)(b)	141,636	2,467,299
CS Disco Inc.(a)(b)	56,132	1,906,804
Digimarc Corp.(a)(b)	107,059	2,823,146
Digital Turbine Inc.(a)(b)	752,767	32,978,722
Domo Inc., Class B(a)	237,055	11,987,871
eGain Corp.(a)(b)	83,938	972,002
Enfusion Inc., Class A(a)(b)	137,364	1,747,270
EngageSmart Inc.(a)(b)	101,273	2,158,128
Envestnet Inc.(a)(b)	398,743	29,682,429
EverCommerce Inc.(a)(b)	185,444	2,447,861
Instructure Holdings Inc.(a)(b)	16,891	338,833
Intapp Inc.(a)(b)	86,049	2,066,036
InterDigital Inc.	104,761	6,683,752
JFrog Ltd.(a)(b)	445,288	12,000,512
Kaltura Inc.(a)(b)	214,466	383,894
LivePerson Inc.(a)	545,718	13,326,434
Marathon Digital Holdings Inc.(a)(b)	48,208	1,347,414
MeridianLink Inc.(a)(b)	143,499	2,597,332
MicroStrategy Inc., Class A(a)(b)	77,964	37,915,452
Mimecast Ltd.(a)	513,772	40,875,700
Mitek Systems Inc.(a)(b)	360,210	5,284,281
Model N Inc.(a)	274,964	7,396,532
Momentive Global Inc.(a)(b)	1,096,303	17,825,887
ON24 Inc.(a)	152,732	2,008,426
OneSpan Inc.(a)	305,065	4,405,139
PagerDuty Inc.(a)(b)	688,025	23,523,575
Progress Software Corp.	367,648	17,312,544
PROS Holdings Inc.(a)(b)	332,010	11,059,253
Q2 Holdings Inc.(a)(b)	454,775	28,036,879
Qualys Inc.(a)	282,839	40,279,102
Rapid7 Inc.(a)(b)	467,428	51,996,691
Rekor Systems Inc.(a)(b)	190,015	866,468
Rimini Street Inc.(a)(b)	367,176	2,129,621
Riot Blockchain Inc.(a)(b)	890,093	18,843,269
SailPoint Technologies Holdings Inc.(a)(b)	759,686	38,880,729

Security	Shares	Value

Software (continued)
Sapiens International Corp. NV	260,523	$6,614,679
ShotSpotter Inc.(a)(b)	70,157	1,944,752
Sprout Social Inc., Class A(a)(b)	375,269	30,066,552
SPS Commerce Inc.(a)	299,324	39,271,309
Stronghold Digital Mining Inc.(a)(b)	45,389	265,526
Sumo Logic Inc.(a)	740,834	8,645,533
Telos Corp.(a)(b)	334,968	3,339,631
Tenable Holdings Inc.(a)(b)	766,083	44,271,937
Upland Software Inc.(a)	245,958	4,331,320
UserTesting Inc.(a)(b)	53,499	571,904
Varonis Systems Inc.(a)(b)	889,512	42,287,400
Veritone Inc.(a)(b)	240,158	4,390,088
Viant Technology Inc., Class A(a)(b)	100,339	657,220
Vonage Holdings Corp.(a)	2,101,193	42,633,206
Weave Communications Inc.(a)(b)	29,508	175,868
Workiva Inc.(a)(b)	355,344	41,930,592
Yext Inc.(a)(b)	940,994	6,483,449
Zuora Inc., Class A(a)(b)	936,644	14,030,927

		1,102,705,332

Specialty Retail — 2.8%
Abercrombie & Fitch Co., Class A(a)	38,114	1,219,267
American Eagle Outfitters Inc.	1,262,068	21,202,742
America’s Car-Mart Inc./TX(a)	42,109	3,392,301
Arko Corp.(b)	714,570	6,502,587
Asbury Automotive Group Inc.(a)	192,123	30,778,105
Bed Bath & Beyond Inc.(a)	90,584	2,040,857
Boot Barn Holdings Inc.(a)	241,886	22,928,374
Buckle Inc. (The)	232,992	7,698,056
Caleres Inc.	306,087	5,916,662
Camping World Holdings Inc., Class A(b)	346,541	9,685,821
Chico’s FAS Inc.(a)	216,692	1,040,122
Children’s Place Inc. (The)(a)(b)	114,040	5,622,172
Citi Trends Inc.(a)(b)	66,513	2,036,961
Designer Brands Inc. , Class A(a)	507,198	6,852,245
GrowGeneration Corp.(a)(b)	464,512	4,278,155
Guess? Inc.	45,669	997,868
Haverty Furniture Companies Inc.	57,553	1,578,103
Hibbett Inc.	94,244	4,178,779
JOANN Inc.(b)	95,371	1,088,183
Kirkland’s Inc.(a)(b)	100,771	936,163
MarineMax Inc.(a)(b)	90,915	3,660,238
Monro Inc.	169,626	7,521,217
Murphy USA Inc.	193,663	38,724,853
National Vision Holdings Inc.(a)(b)	689,431	30,038,509
OneWater Marine Inc., Class A	89,665	3,088,959
Party City Holdco Inc.(a)(b)	911,249	3,262,271
Rent-A-Center Inc./TX	511,022	12,872,644
Sally Beauty Holdings Inc.(a)(b)	911,316	14,243,869
Shift Technologies Inc.(a)(b)	103,965	228,723
Shoe Carnival Inc.	132,788	3,872,098
Signet Jewelers Ltd.	341,306	24,812,946
Sleep Number Corp.(a)(b)	89,030	4,514,711
Sportsman’s Warehouse Holdings Inc.(a)(b)	359,719	3,845,396
Torrid Holdings Inc.(a)(b)	38,076	230,741
Urban Outfitters Inc.(a)(b)	401,194	10,073,981
Winmark Corp.	10,137	2,230,140

		303,194,819

Technology Hardware, Storage & Peripherals — 0.4%
3D Systems Corp.(a)(b)	938,536	15,654,781

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Avid Technology Inc.(a)	300,308	$10,471,740
Corsair Gaming Inc.(a)(b)	232,781	4,925,646
Diebold Nixdorf Inc.(a)(b)	625,791	4,211,573
Eastman Kodak Co.(a)(b)	354,636	2,322,866
Turtle Beach Corp.(a)(b)	109,467	2,330,552

		39,917,158

Textiles, Apparel & Luxury Goods — 0.9%
Crocs Inc.(a)	482,829	36,888,136
Kontoor Brands Inc.	430,772	17,812,422
Oxford Industries Inc.	10,397	940,928
PLBY Group Inc.(a)(b)	246,364	3,224,905
Rocky Brands Inc.	3,026	125,851
Steven Madden Ltd.	674,701	26,070,447
Superior Group of Companies Inc.	16,566	295,703
Wolverine World Wide Inc.	675,368	15,236,302

		100,594,694

Thrifts & Mortgage Finance — 0.1%
Axos Financial Inc.(a)	44,326	2,056,283
Blue Foundry Bancorp(a)(b)	13,445	182,180
Bridgewater Bancshares Inc.(a)	38,986	650,286
Columbia Financial Inc.(a)(b)	124,830	2,685,093
Hingham Institution For Savings (The)	870	298,584
Kearny Financial Corp./MD	178,835	2,303,395
Luther Burbank Corp.	17,909	238,011
NMI Holdings Inc., Class A(a)	42,609	878,598
Walker & Dunlop Inc.	25,614	3,314,964
Waterstone Financial Inc.	22,322	431,707

		13,039,101

Tobacco — 0.1%
22nd Century Group Inc.(a)(b)	1,328,985	3,083,245
Turning Point Brands Inc.(b)	120,991	4,114,904
Vector Group Ltd.	176,099	2,120,232

		9,318,381

Trading Companies & Distributors — 1.3%
Alta Equipment Group Inc.(a)(b)	28,945	357,760
Applied Industrial Technologies Inc.	319,362	32,785,703
Beacon Roofing Supply Inc.(a)(b)	346,405	20,534,888
BlueLinx Holdings Inc.(a)(b)	76,515	5,499,898
Boise Cascade Co.	71,241	4,949,112
Custom Truck One Source Inc.(a)(b)	152,813	1,282,101
EVI Industries Inc.(a)(b)	41,279	767,377
Global Industrial Co.	82,439	2,657,009
H&E Equipment Services Inc.	267,205	11,628,762
Herc Holdings Inc.	207,538	34,677,524
Karat Packaging Inc.(a)(b)	38,606	766,329
Lawson Products Inc./DE(a)(b)	40,033	1,542,872

Security	Shares	Value

Trading Companies & Distributors (continued)
McGrath RentCorp	137,830	$11,712,793
Textainer Group Holdings Ltd.	54,438	2,072,455
Transcat Inc.(a)	58,934	4,781,905
WESCO International Inc.(a)	65,434	8,515,581
Willis Lease Finance Corp.(a)(b)	6,079	195,683

		144,727,752

Water Utilities — 0.2%
American States Water Co.	158,185	14,081,629
Cadiz Inc.(a)(b)	64,251	133,000
Global Water Resources Inc.	106,474	1,771,727
Middlesex Water Co.	49,281	5,182,883
Pure Cycle Corp.(a)	144,022	1,731,144
York Water Co. (The)	66,002	2,968,110

		25,868,493

Wireless Telecommunication Services — 0.0%
Gogo Inc.(a)(b)	35,336	673,504
Shenandoah Telecommunications Co.(b)	132,140	3,115,861

		3,789,365

Total Common Stocks — 99.9% (Cost: $11,778,783,410)		10,816,763,897

Short-Term Investments

Money Market Funds — 15.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(d)(e)(f)	1,616,406,921	1,616,083,640
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(d)(e)	11,160,000	11,160,000

		1,627,243,640

Total Short-Term Investments — 15.0% (Cost: $1,627,225,639)		1,627,243,640

Total Investments in Securities — 114.9% (Cost: $13,406,009,049)		12,444,007,537

Other Assets, Less Liabilities — (14.9)%		(1,613,188,580)

Net Assets — 100.0%		$10,830,818,957

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

98	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Growth ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,625,108,435	$—		$(7,847,645	)(a)	$(256,537)	$(920,613)	$1,616,083,640	1,616,406,921	$9,499,679	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,470,000	690,000	(a)	—		—	—	11,160,000	11,160,000	3,669		—

						$(256,537)	$(920,613)	$1,627,243,640		$9,503,348		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	126	06/17/22	$13,018	$436,318

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$436,318

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(847,766)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$849,977

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,302,127

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Growth ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$10,816,440,650	$—	$323,247	$10,816,763,897
Money Market Funds	1,627,243,640	—	—	1,627,243,640

	$12,443,684,290	$—	$323,247	$12,444,007,537

Derivative financial instruments(a)
Assets
Futures Contracts	$436,318	$—	$—	$436,318

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

100	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.1%
AAR Corp.(a)	348,169	$16,861,825
Aerojet Rocketdyne Holdings Inc.(a)	156,417	6,155,009
AerSale Corp.(a)(b)	165,566	2,602,697
Astronics Corp.(a)	257,174	3,325,260
Cadre Holdings Inc.	39,657	973,976
Ducommun Inc.(a)(b)	110,274	5,777,255
Kaman Corp.	282,713	12,292,361
Kratos Defense & Security Solutions Inc.(a)	966,271	19,789,230
Maxar Technologies Inc.(b)	741,391	29,255,289
Moog Inc., Class A	293,838	25,798,976
National Presto Industries Inc.	51,718	3,979,700
Park Aerospace Corp.	193,883	2,530,173
Parsons Corp.(a)(b)	270,191	10,456,392
Triumph Group Inc.(a)(b)	653,456	16,519,368
Vectrus Inc.(a)	116,566	4,180,057

		160,497,568

Air Freight & Logistics — 0.5%
Air Transport Services Group Inc.(a)(b)	602,134	20,141,382
Atlas Air Worldwide Holdings Inc.(a)	294,228	25,412,472
Hub Group Inc., Class A(a)(b)	339,117	26,183,224
Radiant Logistics Inc.(a)	404,106	2,574,155

		74,311,233

Airlines — 0.3%
Hawaiian Holdings Inc.(a)(b)	518,498	10,214,411
Mesa Air Group Inc.(a)	375,960	1,654,224
SkyWest Inc.(a)	508,056	14,657,416
Spirit Airlines Inc.(a)(b)	1,004,034	21,958,223

		48,484,274

Auto Components — 0.8%
Adient PLC(a)(b)	845,121	34,455,583
American Axle & Manufacturing Holdings Inc.(a)	572,554	4,443,019
Cooper-Standard Holdings Inc.(a)(b)	171,034	1,499,968
Dana Inc.	688,864	12,103,341
Goodyear Tire & Rubber Co. (The)(a)(b)	2,827,013	40,398,016
Modine Manufacturing Co.(a)	459,408	4,139,266
Motorcar Parts of America Inc.(a)	191,698	3,417,975
Standard Motor Products Inc.	214,610	9,258,275
Stoneridge Inc.(a)(b)	227,905	4,731,308
Tenneco Inc., Class A(a)	62,197	1,139,449
XL Fleet Corp.(a)(b)	1,096,942	2,182,915

		117,769,115

Automobiles — 0.1%
Canoo Inc.(a)(b)	593,960	3,278,659
Fisker Inc.(a)(b)	140,164	1,808,116
Lordstown Motors Corp., Class A(a)(b)	1,409,366	4,805,938
Workhorse Group Inc.(a)(b)	1,422,439	7,112,195

		17,004,908

Banks — 15.1%
1st Source Corp.	173,396	8,019,565
Allegiance Bancshares Inc.	194,632	8,696,158
Amalgamated Financial Corp.	144,374	2,594,401
Amerant Bancorp Inc.	268,587	8,484,663
American National Bankshares Inc.	110,867	4,177,469
Ameris Bancorp	679,677	29,824,227
Arrow Financial Corp.	144,631	4,688,937
Associated Banc-Corp.	1,519,426	34,582,136
Atlantic Union Bankshares Corp.	773,776	28,389,841

Security	Shares	Value

Banks (continued)
Banc of California Inc.	560,861	$10,858,269
BancFirst Corp.	176,520	14,688,229
Bancorp. Inc. (The)(a)	540,391	15,309,277
Bank First Corp.	65,655	4,726,503
Bank of Marin Bancorp., Class A	158,056	5,543,024
Bank of NT Butterfield & Son Ltd. (The)	513,518	18,425,026
BankUnited Inc.	874,546	38,445,042
Banner Corp.	339,328	19,860,868
Bar Harbor Bankshares	152,346	4,360,143
Berkshire Hills Bancorp. Inc.	503,718	14,592,710
Blue Ridge Bankshares Inc.	175,855	2,667,720
Brookline Bancorp. Inc.	763,687	12,081,528
Business First Bancshares Inc.	196,932	4,791,356
Byline Bancorp Inc.	257,089	6,859,135
Cadence Bank	1,539,707	45,051,827
Cambridge Bancorp	68,905	5,856,925
Camden National Corp.	150,108	7,061,080
Capital Bancorp Inc./MD	83,335	1,905,038
Capital City Bank Group Inc.	139,343	3,673,081
Capstar Financial Holdings Inc.	215,146	4,535,278
Carter Bankshares Inc.(a)(b)	267,288	4,642,793
Cathay General Bancorp	744,456	33,314,406
CBTX Inc.	190,913	5,918,303
Central Pacific Financial Corp.	249,654	6,965,347
Citizens & Northern Corp.	156,174	3,807,522
City Holding Co.	156,265	12,298,056
Civista Bancshares Inc.	153,908	3,709,183
CNB Financial Corp./PA	170,982	4,500,246
Coastal Financial Corp./WA(a)(b)	32,468	1,485,411
Columbia Banking System Inc.	809,890	26,135,150
Community Bank System Inc.	547,275	38,391,341
Community Trust Bancorp. Inc.	158,898	6,546,598
ConnectOne Bancorp. Inc.	383,543	12,277,211
CrossFirst Bankshares Inc.(a)(b)	242,416	3,820,476
Customers Bancorp. Inc.(a)(b)	289,085	15,072,892
CVB Financial Corp.	1,370,971	31,820,237
Dime Community Bancshares Inc.	344,031	11,893,152
Eagle Bancorp. Inc.	326,865	18,634,574
Eastern Bankshares Inc.	1,389,554	29,930,993
Enterprise Bancorp. Inc./MA	98,062	3,934,247
Enterprise Financial Services Corp.	354,868	16,788,805
Equity Bancshares Inc., Class A	143,423	4,633,997
Farmers National Banc Corp.	315,865	5,388,657
FB Financial Corp.	311,114	13,819,684
Fidelity D&D Bancorp. Inc.(b)	43,352	2,012,833
Financial Institutions Inc.	159,692	4,811,520
First Bancorp. Inc. (The)	112,550	3,385,504
First BanCorp./Puerto Rico	2,050,844	26,907,073
First Bancorp./Southern Pines NC	354,994	14,828,099
First Bancshares Inc. (The)	209,690	7,058,165
First Bank/Hamilton NJ	162,186	2,306,285
First Busey Corp.	515,772	13,069,663
First Commonwealth Financial Corp.	944,088	14,312,374
First Community Bankshares Inc.	175,594	4,953,507
First Financial Bancorp	959,413	22,114,470
First Financial Bankshares Inc.	94,767	4,181,120
First Financial Corp./IN	116,027	5,021,649
First Foundation Inc.	506,974	12,314,398
First Internet Bancorp	96,210	4,137,992
First Interstate BancSystem Inc., Class A	894,973	32,908,157

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
First Merchants Corp.	585,570	$24,359,712
First Mid Bancshares Inc.	173,425	6,675,128
First of Long Island Corp. (The)	234,614	4,565,588
Five Star Bancorp	73,483	2,079,569
Flushing Financial Corp.	298,561	6,672,838
Fulton Financial Corp.	1,632,354	27,129,724
German American Bancorp. Inc.	253,262	9,621,423
Glacier Bancorp. Inc.	993,099	49,933,018
Great Southern Bancorp. Inc.	104,208	6,149,314
Guaranty Bancshares Inc./TX	82,845	2,899,575
Hancock Whitney Corp.	882,642	46,029,780
Hanmi Financial Corp.	298,593	7,348,374
HarborOne Bancorp Inc.	487,859	6,839,783
HBT Financial Inc.	103,917	1,889,211
Heartland Financial USA Inc.	415,337	19,865,569
Heritage Commerce Corp.	594,833	6,691,871
Heritage Financial Corp./WA	360,904	9,044,254
Hilltop Holdings Inc.	631,864	18,576,802
Home BancShares Inc./AR	1,560,458	35,266,351
HomeStreet Inc.	194,376	9,209,535
HomeTrust Bancshares Inc.	152,806	4,512,361
Hope Bancorp Inc.	1,203,391	19,350,527
Horizon Bancorp Inc./IN	436,164	8,143,182
Independent Bank Corp.	468,223	38,249,137
Independent Bank Corp./MI	208,139	4,579,058
Independent Bank Group Inc.	380,513	27,077,305
International Bancshares Corp.	551,035	23,259,187
Investors Bancorp. Inc.	1,498,512	22,372,784
Lakeland Bancorp. Inc.	631,005	10,537,784
Lakeland Financial Corp.	237,900	17,366,700
Macatawa Bank Corp.	275,064	2,478,327
Mercantile Bank Corp.	162,909	5,770,237
Meta Financial Group Inc.	214,767	11,795,004
Metrocity Bankshares Inc.	149,817	3,517,703
Metropolitan Bank Holding Corp.(a)	95,418	9,710,690
Mid Penn Bancorp. Inc.	144,526	3,874,742
Midland States Bancorp. Inc.	219,378	6,331,249
MidWestOne Financial Group Inc.	149,155	4,937,031
MVB Financial Corp.	105,276	4,368,954
National Bank Holdings Corp., Class A	297,448	11,981,205
NBT Bancorp. Inc.	439,454	15,877,473
Nicolet Bankshares Inc.(a)(b)	125,177	11,712,812
Northrim Bancorp. Inc.	61,749	2,690,404
Northwest Bancshares Inc.	1,273,051	17,198,919
OceanFirst Financial Corp.	597,410	12,007,941
OFG Bancorp	506,719	13,498,994
Old National Bancorp./IN	3,009,567	49,296,707
Old Second Bancorp. Inc.	284,512	4,128,269
Origin Bancorp Inc.	188,942	7,990,357
Orrstown Financial Services Inc.	112,235	2,573,549
Pacific Premier Bancorp. Inc.	823,975	29,127,516
Park National Corp.	145,961	19,176,356
Peapack Gladstone Financial Corp.	179,657	6,243,081
Peoples Bancorp. Inc./OH	258,776	8,102,277
Peoples Financial Services Corp.	73,220	3,696,146
Preferred Bank/Los Angeles CA	99,774	7,392,256
Premier Financial Corp.	366,347	11,111,305
Primis Financial Corp.	256,599	3,587,254
QCR Holdings Inc.	169,334	9,582,611
RBB Bancorp	134,425	3,157,643

Security	Shares	Value

Banks (continued)
Red River Bancshares Inc.	47,693	$2,523,437
Renasant Corp.	566,612	18,953,171
Republic Bancorp. Inc./KY, Class A	96,136	4,320,352
Republic First Bancorp. Inc.(a)(b)	471,457	2,432,718
S&T Bancorp. Inc.	366,977	10,855,180
Sandy Spring Bancorp. Inc.	453,236	20,359,361
Seacoast Banking Corp. of Florida	560,223	19,619,009
ServisFirst Bancshares Inc.	86,211	8,215,046
Sierra Bancorp	148,981	3,721,545
Simmons First National Corp., Class A	1,141,943	29,941,745
SmartFinancial Inc.	144,404	3,693,854
South Plains Financial Inc.	111,433	2,961,889
South State Corp.	785,681	64,103,713
Southern First Bancshares Inc.(a)(b)	53,130	2,701,129
Southside Bancshares Inc.	324,752	13,259,624
Spirit of Texas Bancshares Inc.	133,687	3,513,294
Stock Yards Bancorp. Inc.	203,765	10,779,169
Summit Financial Group Inc.	120,742	3,089,788
Texas Capital Bancshares Inc.(a)	322,871	18,503,737
Third Coast Bancshares Inc.(a)(b)	34,363	793,785
Tompkins Financial Corp.	145,386	11,379,362
Towne Bank/Portsmouth VA	689,281	20,637,073
TriCo Bancshares	284,268	11,379,248
TriState Capital Holdings Inc.(a)	301,557	10,020,739
Triumph Bancorp. Inc.(a)(b)	16,791	1,578,690
Trustmark Corp.	638,028	19,389,671
UMB Financial Corp.	449,288	43,652,822
United Bankshares Inc./WV	1,349,928	47,085,489
United Community Banks Inc./GA	1,069,952	37,234,330
Univest Financial Corp.	296,497	7,934,260
Valley National Bancorp	4,101,438	53,400,723
Veritex Holdings Inc.	415,095	15,844,176
Washington Trust Bancorp. Inc.	174,966	9,185,715
WesBanco Inc.	616,526	21,183,833
West Bancorp. Inc.	141,919	3,861,616
Westamerica Bancorp	270,559	16,368,820

		2,214,492,115

Beverages — 0.2%
Duckhorn Portfolio Inc. (The)(a)(b)	125,061	2,274,860
MGP Ingredients Inc.	22,679	1,941,096
Primo Water Corp.	1,607,174	22,902,229
Zevia PBC, Class A(a)(b)	43,515	198,863

		27,317,048

Biotechnology — 4.1%
2seventy bio Inc.(a)(b)	239,589	4,087,388
4D Molecular Therapeutics Inc.(a)	260,877	3,944,460
89bio Inc.(a)(b)	103,103	388,698
Acumen Pharmaceuticals Inc.(a)(b)	109,760	429,162
Adagio Therapeutics Inc.(a)(b)	248,155	1,131,587
Adicet Bio Inc.(a)(b)	261,493	5,222,015
Adverum Biotechnologies Inc.(a)(b)	882,111	1,155,565
Aeglea BioTherapeutics Inc.(a)(b)	391,598	900,675
Aerovate Therapeutics Inc.(a)(b)	57,230	1,049,026
Agios Pharmaceuticals Inc.(a)(b)	555,884	16,181,783
Akebia Therapeutics Inc.(a)(b)	1,051,774	755,069
Akero Therapeutics Inc.(a)(b)	64,733	918,561
Akouos Inc.(a)(b)	246,199	1,169,445
Albireo Pharma Inc.(a)(b)	31,896	951,458
Allogene Therapeutics Inc.(a)(b)	411,111	3,745,221

102	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Altimmune Inc.(a)	417,615	$2,543,275
AnaptysBio Inc.(a)(b)	198,147	4,902,157
Anika Therapeutics Inc.(a)	148,784	3,735,966
Annexon Inc.(a)	318,518	869,554
Applied Therapeutics Inc.(a)(b)	43,793	92,403
AquaBounty Technologies Inc.(a)(b)	438,622	820,223
Arbutus Biopharma Corp.(a)(b)	834,193	2,485,895
Arcellx Inc.(a)	45,229	634,111
Arcturus Therapeutics Holdings Inc.(a)(b)	214,151	5,773,511
Arcus Biosciences Inc.(a)(b)	457,730	14,445,959
Arcutis Biotherapeutics Inc.(a)(b)	257,529	4,960,009
Ardelyx Inc.(a)	207,708	222,248
Atara Biotherapeutics Inc.(a)(b)	817,908	7,598,365
Athenex Inc.(a)(b)	363,437	301,471
Athersys Inc.(a)(b)	290,393	175,833
Atossa Therapeutics Inc.(a)(b)	1,105,686	1,382,108
Atreca Inc., Class A(a)(b)	260,181	824,774
Aura Biosciences Inc.(a)(b)	19,871	437,162
Avid Bioservices Inc.(a)(b)	38,202	778,175
Avidity Biosciences Inc.(a)	318,865	5,889,437
Avrobio Inc.(a)(b)	377,966	498,915
BioCryst Pharmaceuticals Inc.(a)(b)	1,655,795	26,923,227
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	187,740	22,260,332
Black Diamond Therapeutics Inc.(a)(b)	231,354	640,851
Bluebird Bio Inc.(a)(b)	687,387	3,333,827
Blueprint Medicines Corp.(a)(b)	38,721	2,473,497
Bolt Biotherapeutics Inc.(a)	237,181	649,876
Bridgebio Pharma Inc.(a)(b)	363,605	3,690,591
Brooklyn ImmunoTherapeutics Inc.(a)(b)	30,381	62,281
Cardiff Oncology Inc.(a)	381,095	945,116
Caribou Biosciences Inc.(a)(b)	228,573	2,098,300
Catalyst Pharmaceuticals Inc.(a)	996,003	8,256,865
Celldex Therapeutics Inc.(a)(b)	99,296	3,382,022
CEL-SCI Corp.(a)	36	141
Century Therapeutics Inc.(a)(b)	70,413	886,500
ChemoCentryx Inc.(a)(b)	514,428	12,896,710
Chimerix Inc.(a)	221,074	1,012,519
Chinook Therapeutics Inc.(a)	413,482	6,764,566
Clene Inc.(a)(b)	73,092	287,982
Cogent Biosciences Inc.(a)	271,477	2,033,363
Crinetics Pharmaceuticals Inc.(a)	64,823	1,422,865
Cullinan Oncology Inc.(a)(b)	251,872	2,637,100
Curis Inc.(a)	112,606	268,002
Cyteir Therapeutics Inc.(a)(b)	71,877	270,976
Cytokinetics Inc.(a)(b)	60,952	2,243,643
CytomX Therapeutics Inc.(a)(b)	98,202	262,199
Day One Biopharmaceuticals Inc.(a)(b)	92,967	922,233
Deciphera Pharmaceuticals Inc.(a)(b)	57,570	533,674
Design Therapeutics Inc.(a)(b)	116,343	1,878,939
Dyne Therapeutics Inc.(a)(b)	308,568	2,974,596
Eagle Pharmaceuticals Inc./DE(a)	59,407	2,940,052
Eiger BioPharmaceuticals Inc.(a)(b)	334,683	2,777,869
Eliem Therapeutics Inc.(a)(b)	27,449	230,297
Emergent BioSolutions Inc.(a)(b)	500,109	20,534,476
Enanta Pharmaceuticals Inc.(a)	180,302	12,833,896
Entrada Therapeutics Inc.(a)(b)	36,713	344,735
Erasca Inc.(a)(b)	266,684	2,293,482
Exagen Inc.(a)(b)	66,793	536,348
FibroGen Inc.(a)(b)	78,950	948,979
Finch Therapeutics Group Inc.(a)(b)	73,287	368,634

Security	Shares	Value

Biotechnology (continued)
Foghorn Therapeutics Inc.(a)(b)	169,049	$2,574,616
Forma Therapeutics Holdings Inc.(a)	354,904	3,300,607
Frequency Therapeutics Inc.(a)(b)	307,007	650,855
G1 Therapeutics Inc.(a)(b)	166,985	1,269,086
Gemini Therapeutics Inc.(a)(b)	175,744	244,284
Generation Bio Co.(a)(b)	34,769	255,204
Geron Corp.(a)(b)	3,136,484	4,265,618
Gossamer Bio Inc.(a)(b)	633,710	5,500,603
Graphite Bio Inc.(a)(b)	119,446	609,175
Gritstone bio Inc.(a)(b)	431,677	1,778,509
Homology Medicines Inc.(a)(b)	417,148	1,268,130
Hookipa Pharma Inc.(a)(b)	48,277	110,072
iBio Inc.(a)(b)	2,154,679	922,634
Icosavax Inc.(a)	100,048	704,338
Ideaya Biosciences Inc.(a)(b)	256,085	2,865,591
Imago Biosciences Inc.(a)(b)	84,565	1,629,568
Immuneering Corp., Class A(a)(b)	75,657	489,501
Immunic Inc.(a)(b)	194,489	2,197,726
ImmunityBio Inc.(a)(b)	627,385	3,519,630
ImmunoGen Inc.(a)	1,007,563	4,796,000
Immunovant Inc.(a)(b)	152,592	840,782
Impel Neuropharma Inc.(a)(b)	15,714	100,098
Infinity Pharmaceuticals Inc.(a)(b)	82,191	93,698
Inovio Pharmaceuticals Inc.(a)(b)	2,113,163	7,586,255
Inozyme Pharma Inc.(a)(b)	138,446	566,244
Instil Bio Inc.(a)(b)	298,857	3,212,713
iTeos Therapeutics Inc.(a)	207,271	6,669,981
IVERIC bio Inc.(a)(b)	938,883	15,801,401
Janux Therapeutics Inc.(a)(b)	72,876	1,045,042
Jounce Therapeutics Inc.(a)	348,764	2,368,108
Kezar Life Sciences Inc.(a)(b)	387,087	6,433,386
Kiniksa Pharmaceuticals Ltd., Class A(a)	161,412	1,604,435
Kinnate Biopharma Inc.(a)(b)	244,867	2,757,202
Kronos Bio Inc.(a)	363,446	2,627,715
Krystal Biotech Inc.(a)(b)	131,988	8,782,482
Kura Oncology Inc.(a)(b)	654,666	10,527,029
Lexicon Pharmaceuticals Inc.(a)(b)	403,850	844,047
Ligand Pharmaceuticals Inc.(a)(b)	135,552	15,248,245
Lineage Cell Therapeutics Inc.(a)(b)	1,252,095	1,928,226
Lyell Immunopharma Inc.(a)(b)	649,802	3,281,500
MacroGenics Inc.(a)	46,304	407,938
Magenta Therapeutics Inc.(a)	17,522	50,814
MannKind Corp.(a)(b)	2,279,705	8,389,314
MeiraGTx Holdings PLC(a)	292,986	4,057,856
Mersana Therapeutics Inc.(a)(b)	224,278	894,869
MiMedx Group Inc.(a)(b)	394,679	1,858,938
Mirum Pharmaceuticals Inc.(a)	22,223	489,350
Monte Rosa Therapeutics Inc.(a)(b)	121,026	1,696,785
Mustang Bio Inc.(a)(b)	703,401	710,435
Myriad Genetics Inc.(a)(b)	813,680	20,504,736
Neoleukin Therapeutics Inc.(a)(b)	265,086	498,362
NexImmune Inc.(a)(b)	62,775	264,283
Nkarta Inc.(a)(b)	146,513	1,667,318
Nurix Therapeutics Inc.(a)	26,338	368,995
Nuvalent Inc., Class A(a)(b)	76,852	1,067,474
Olema Pharmaceuticals Inc.(a)	134,665	573,673
Omega Therapeutics Inc.(a)(b)	89,042	555,622
Oncocyte Corp.(a)(b)	177,647	264,694
Oncorus Inc.(a)	201,743	359,103
Oncternal Therapeutics Inc.(a)(b)	442,437	614,987

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
OPKO Health Inc.(a)(b)	4,078,152	$14,028,843
ORIC Pharmaceuticals Inc.(a)	277,497	1,481,834
Oyster Point Pharma Inc.(a)(b)	114,919	1,337,657
Passage Bio Inc.(a)(b)	383,180	1,187,858
Portage Biotech Inc.(a)(b)	38,538	253,195
Poseida Therapeutics Inc.(a)(b)	284,432	1,274,255
Praxis Precision Medicines Inc.(a)(b)	312,650	3,192,157
Precigen Inc.(a)(b)	123,480	260,543
Prometheus Biosciences Inc.(a)	268,470	10,137,427
Prothena Corp. PLC(a)(b)	87,841	3,212,345
Pyxis Oncology Inc.(a)	38,864	157,011
Rallybio Corp.(a)(b)	72,532	506,273
Recursion Pharmaceuticals Inc., Class A(a)(b)	393,996	2,821,011
REGENXBIO Inc.(a)(b)	192,141	6,377,160
Relay Therapeutics Inc.(a)(b)	77,183	2,310,087
Reneo Pharmaceuticals Inc.(a)(b)	20,766	61,052
Replimune Group Inc.(a)	90,000	1,528,200
REVOLUTION Medicines Inc.(a)(b)	525,734	13,411,474
Rhythm Pharmaceuticals Inc.(a)(b)	451,307	5,199,057
Sana Biotechnology Inc.(a)(b)	46,410	383,347
Sangamo Therapeutics Inc.(a)(b)	126,897	737,272
Scholar Rock Holding Corp.(a)(b)	43,808	564,685
Selecta Biosciences Inc.(a)(b)	841,355	1,034,867
Sensei Biotherapeutics Inc.(a)(b)	211,561	488,706
Shattuck Labs Inc.(a)	48,864	208,161
Sigilon Therapeutics Inc.(a)(b)	126,326	185,699
Silverback Therapeutics Inc.(a)(b)	204,342	717,240
Solid Biosciences Inc.(a)(b)	598,295	717,954
Sorrento Therapeutics Inc.(a)(b)	301,938	703,516
Spero Therapeutics Inc.(a)(b)	25,409	221,058
Spruce Biosciences Inc.(a)(b)	80,808	162,424
SQZ Biotechnologies Co.(a)	225,389	1,084,121
Surface Oncology Inc.(a)(b)	353,209	1,038,434
Sutro Biopharma Inc.(a)(b)	413,533	3,399,241
Syndax Pharmaceuticals Inc.(a)(b)	378,938	6,585,942
Syros Pharmaceuticals Inc.(a)(b)	302,366	359,816
Talaris Therapeutics Inc.(a)	65,410	643,634
Taysha Gene Therapies Inc.(a)(b)	39,546	257,840
TCR2 Therapeutics Inc.(a)(b)	314,525	868,089
Tenaya Therapeutics Inc.(a)(b)	130,981	1,542,956
Tonix Pharmaceuticals Holding Corp.(a)(b)	5,115,878	1,177,675
Travere Therapeutics Inc.(a)(b)	562,706	14,500,934
Trevena Inc.(a)(b)	1,076,418	591,922
Turning Point Therapeutics Inc.(a)(b)	420,201	11,282,397
Tyra Biosciences Inc.(a)(b)	48,349	517,334
UroGen Pharma Ltd.(a)(b)	51,293	446,762
Vanda Pharmaceuticals Inc.(a)	558,317	6,314,565
Vaxart Inc.(a)(b)	114,631	577,740
Vaxcyte Inc.(a)(b)	309,641	7,477,830
VBI Vaccines Inc.(a)(b)	238,912	396,594
Vera Therapeutics Inc.(a)(b)	57,233	1,344,403
Veracyte Inc.(a)(b)	691,432	19,062,780
Verve Therapeutics Inc.(a)(b)	155,316	3,544,311
Vigil Neuroscience Inc.(a)(b)	24,302	170,843
Viking Therapeutics Inc.(a)(b)	705,706	2,117,118
Viracta Therapeutics Inc.(a)(b)	293,973	1,399,311
VistaGen Therapeutics Inc.(a)	296,801	368,033
Vor BioPharma Inc.(a)(b)	177,080	1,069,563
Werewolf Therapeutics Inc.(a)(b)	83,036	365,358
XBiotech Inc.	148,266	1,281,018

Security	Shares	Value

Biotechnology (continued)
Xilio Therapeutics Inc.(a)(b)	27,792	$196,489
XOMA Corp.(a)	57,417	1,606,528

		600,241,056

Building Products — 0.9%
American Woodmark Corp.(a)(b)	169,335	8,288,948
Apogee Enterprises Inc.	250,213	11,875,109
Caesarstone Ltd.	228,335	2,402,084
Gibraltar Industries Inc.(a)	239,286	10,277,334
Griffon Corp.	527,469	10,565,204
Insteel Industries Inc.	174,476	6,453,867
JELD-WEN Holding Inc.(a)(b)	564,066	11,439,259
PGT Innovations Inc.(a)	310,451	5,581,909
Quanex Building Products Corp.	342,394	7,186,850
Resideo Technologies Inc.(a)	1,306,015	31,122,337
UFP Industries Inc.	59,097	4,559,925
View Inc.(a)(b)	1,037,733	1,909,429
Zurn Water Solutions Corp.	585,165	20,714,841

		132,377,096

Capital Markets — 1.1%
Assetmark Financial Holdings Inc.(a)	186,831	4,156,990
Associated Capital Group Inc., Class A	19,154	802,744
B. Riley Financial Inc.	206,267	14,430,439
BGC Partners Inc., Class A	3,239,133	14,252,185
Blucora Inc.(a)	313,953	6,137,781
Cowen Inc., Class A	267,862	7,259,060
Diamond Hill Investment Group Inc.	31,260	5,854,998
Donnelley Financial Solutions Inc.(a)	284,959	9,477,737
Federated Hermes Inc.	953,200	32,465,992
GCM Grosvenor Inc., Class A	53,006	514,688
Houlihan Lokey Inc.	66,858	5,870,133
Moelis & Co., Class A	284,217	13,343,988
Oppenheimer Holdings Inc., Class A, NVS	94,221	4,106,151
Piper Sandler Cos	179,074	23,503,463
PJT Partners Inc., Class A	39,414	2,487,812
Sculptor Capital Management Inc.	225,655	3,143,374
StoneX Group Inc.(a)(b)	162,161	12,037,211
WisdomTree Investments Inc.	341,545	2,004,869

		161,849,615

Chemicals — 1.8%
AdvanSix Inc.	277,836	14,194,641
American Vanguard Corp.	230,051	4,674,636
Amyris Inc.(a)(b)	1,624,153	7,081,307
Avient Corp.	833,720	40,018,560
Chase Corp.	55,815	4,850,882
Ecovyst Inc.	607,922	7,027,578
Ferro Corp.(a)	136,057	2,957,879
FutureFuel Corp.	288,081	2,803,028
GCP Applied Technologies Inc.(a)	684,871	21,518,647
Hawkins Inc.	65,216	2,993,414
HB Fuller Co.	440,248	29,087,185
Innospec Inc.	173,419	16,049,929
Intrepid Potash Inc.(a)(b)	102,912	8,453,192
Koppers Holdings Inc.	211,416	5,818,168
Kronos Worldwide Inc.	193,659	3,005,588
Minerals Technologies Inc.	335,828	22,215,022
Rayonier Advanced Materials Inc.(a)	638,382	4,194,170
Sensient Technologies Corp.	209,072	17,551,594
Stepan Co.	200,354	19,796,979
Tredegar Corp.	55,115	660,829

104	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Tronox Holdings PLC, Class A	1,172,344	$23,200,688
Valhi Inc.	23,592	691,482
Zymergen Inc.(a)(b)	683,303	1,974,746

		260,820,144

Commercial Services & Supplies — 1.9%
ABM Industries Inc.	689,096	31,725,980
ACCO Brands Corp.	945,695	7,565,560
Aris Water Solution Inc., A	115,443	2,101,063
Brady Corp., Class A, NVS	482,482	22,324,442
BrightView Holdings Inc.(a)(b)	481,259	6,549,935
Casella Waste Systems Inc., Class A(a)	40,683	3,565,865
CECO Environmental Corp.(a)(b)	315,679	1,733,078
CompX International Inc.	10,997	258,649
CoreCivic Inc.(a)	1,226,005	13,694,476
Deluxe Corp.	436,288	13,193,349
Ennis Inc.	257,626	4,758,352
GEO Group Inc. (The)(a)	1,218,065	8,051,410
Harsco Corp.(a)	463,829	5,677,267
Healthcare Services Group Inc.	365,885	6,794,484
Heritage-Crystal Clean Inc.(a)	97,120	2,875,723
HNI Corp.	400,527	14,839,525
Interface Inc.	467,118	6,338,791
KAR Auction Services Inc.(a)	1,232,609	22,248,592
Kimball International Inc., Class B	368,270	3,111,882
Matthews International Corp., Class A	315,775	10,218,479
MillerKnoll Inc.	760,115	26,269,574
NL Industries Inc.	88,814	638,573
Steelcase Inc., Class A	879,679	10,512,164
Team Inc.(a)	270,116	596,956
U.S. Ecology Inc.(a)(b)	285,562	13,672,709
UniFirst Corp./MA	154,452	28,462,415
VSE Corp.	107,188	4,940,295

		272,719,588

Communications Equipment — 0.6%
ADTRAN Inc.	460,181	8,490,340
Aviat Networks Inc.(a)(b)	100,440	3,090,539
Calix Inc.(a)(b)	98,024	4,206,210
Comtech Telecommunications Corp.	262,727	4,122,187
Digi International Inc.(a)(b)	354,972	7,638,997
DZS Inc.(a)(b)	101,120	1,402,534
EMCORE Corp.(a)(b)	320,527	1,185,950
Harmonic Inc.(a)(b)	760,499	7,065,036
Inseego Corp.(a)(b)	680,481	2,755,948
KVH Industries Inc.(a)	152,282	1,385,766
NETGEAR Inc.(a)(b)	297,818	7,350,148
NetScout Systems Inc.(a)	717,837	23,028,211
Plantronics Inc.(a)	253,704	9,995,938
Ribbon Communications Inc.(a)	722,048	2,231,128
Viavi Solutions Inc.(a)	269,678	4,336,422

		88,285,354

Construction & Engineering — 1.7%
API Group Corp.(a)(b)	2,056,318	43,244,368
Arcosa Inc.	495,722	28,380,084
Argan Inc.	152,766	6,200,772
Concrete Pumping Holdings Inc.(a)(b)	256,087	1,715,783
Dycom Industries Inc.(a)(b)	55,119	5,250,636
EMCOR Group Inc.	489,597	55,143,310
Fluor Corp.(a)(b)	1,452,607	41,675,295
Granite Construction Inc.	468,102	15,353,746

Security	Shares	Value

Construction & Engineering (continued)
Great Lakes Dredge & Dock Corp.(a)	659,080	$9,246,892
Infrastructure and Energy Alternatives Inc.(a)	162,350	1,923,847
INNOVATE Corp.(a)(b)	479,929	1,770,938
Matrix Service Co.(a)	279,541	2,297,827
MYR Group Inc.(a)	42,673	4,012,969
Northwest Pipe Co.(a)	99,021	2,520,084
NV5 Global Inc.(a)(b)	102,492	13,662,184
Primoris Services Corp.	546,582	13,019,583
Sterling Construction Co. Inc.(a)(b)	228,361	6,120,075
Tutor Perini Corp.(a)	428,401	4,626,731

		256,165,124

Construction Materials — 0.3%
Summit Materials Inc., Class A(a)(b)	1,208,386	37,532,469
United States Lime & Minerals Inc.	19,228	2,231,217

		39,763,686

Consumer Finance — 1.2%
Encore Capital Group Inc.(a)(b)	253,650	15,911,464
Enova International Inc.(a)(b)	371,771	14,116,145
EZCORP Inc., Class A, NVS(a)	525,778	3,175,699
FirstCash Holdings Inc.	376,392	26,475,413
Green Dot Corp., Class A(a)	493,662	13,565,832
LendingClub Corp.(a)	1,030,059	16,254,331
Navient Corp.	1,547,594	26,371,002
Nelnet Inc., Class A	173,527	14,748,060
Oportun Financial Corp.(a)	221,656	3,182,980
PRA Group Inc.(a)(b)	439,849	19,828,393
PROG Holdings Inc.(a)	487,318	14,020,139
Regional Management Corp.	48,181	2,340,151
World Acceptance Corp.(a)(b)	43,430	8,331,611

		178,321,220

Containers & Packaging — 0.3%
Greif Inc., Class A, NVS	223,838	14,562,900
Greif Inc., Class B	54,813	3,494,877
Myers Industries Inc.	200,511	4,331,038
Pactiv Evergreen Inc.	439,267	4,419,026
Ranpak Holdings Corp.(a)(b)	319,236	6,521,991
TriMas Corp.	441,368	14,163,499

		47,493,331

Diversified Consumer Services — 1.0%
2U Inc.(a)	121,342	1,611,422
Adtalem Global Education Inc.(a)(b)	505,987	15,032,874
American Public Education Inc.(a)	191,255	4,062,256
Carriage Services Inc.	128,196	6,836,693
Coursera Inc.(a)(b)	747,977	17,233,390
European Wax Center Inc., Class A(a)(b)	73,533	2,173,636
Graham Holdings Co., Class B	39,045	23,874,846
Houghton Mifflin Harcourt Co.(a)	83,526	1,754,881
Laureate Education Inc., Class A	1,012,968	12,003,671
OneSpaWorld Holdings Ltd.(a)(b)	267,966	2,733,253
Perdoceo Education Corp.(a)	712,082	8,174,701
PowerSchool Holdings Inc., Class A(a)(b)	360,164	5,946,308
Regis Corp.(a)(b)	36,802	78,020
StoneMor Inc.(a)(b)	329,974	861,232
Strategic Education Inc.	249,080	16,533,930
Stride Inc.(a)(b)	401,559	14,588,638
Udemy Inc.(a)(b)	122,536	1,526,799
Vivint Smart Home Inc.(a)(b)	687,932	4,650,420
WW International Inc.(a)(b)	369,143	3,776,333

		143,453,303

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services — 0.3%
Alerus Financial Corp.	159,587	$4,410,985
A-Mark Precious Metals Inc.	91,705	7,092,465
Banco Latinoamericano de Comercio Exterior SA, Class E	314,302	4,896,825
Cannae Holdings Inc.(a)(b)	867,810	20,758,015

		37,158,290

Diversified Telecommunication Services — 0.5%
Anterix Inc.(a)	83,961	4,861,342
ATN International Inc.	111,979	4,465,722
Consolidated Communications Holdings Inc.(a)	739,607	4,363,681
EchoStar Corp., Class A(a)(b)	384,890	9,368,223
Globalstar Inc.(a)(b)	771,001	1,133,371
IDT Corp., Class B(a)	37,463	1,277,114
Iridium Communications Inc.(a)(b)	296,544	11,956,654
Liberty Latin America Ltd., Class A(a)	435,168	4,221,130
Liberty Latin America Ltd., Class C, NVS(a)	1,562,547	14,984,826
Ooma Inc.(a)(b)	90,840	1,361,692
Radius Global Infrastructure Inc., Class A(a)(b)	730,115	10,426,042

		68,419,797

Electric Utilities — 1.3%
ALLETE Inc.	535,095	35,840,663
MGE Energy Inc.	372,091	29,689,141
Otter Tail Corp.	422,046	26,377,875
PNM Resources Inc.	872,537	41,593,839
Portland General Electric Co.	919,788	50,726,308
Via Renewables Inc.	16,866	138,976

		184,366,802

Electrical Equipment — 0.7%
Advent Technologies Holdings Inc.(a)(b)	82,793	192,080
Allied Motion Technologies Inc.	8,678	258,952
American Superconductor Corp.(a)(b)	282,236	2,147,816
Array Technologies Inc.(a)(b)	1,000,821	11,279,253
AZZ Inc.	250,776	12,097,434
Babcock & Wilcox Enterprises Inc.(a)(b)	408,061	3,329,778
Beam Global(a)(b)	11,801	241,330
Encore Wire Corp.(b)	201,441	22,978,375
EnerSys	373,920	27,883,214
FuelCell Energy Inc.(a)(b)	856,184	4,931,620
GrafTech International Ltd.	230,387	2,216,323
Powell Industries Inc.	92,738	1,800,972
Preformed Line Products Co.	29,718	1,884,716
Romeo Power Inc.(a)(b)	260,854	388,672
Thermon Group Holdings Inc.(a)(b)	340,992	5,524,070

		97,154,605

Electronic Equipment, Instruments & Components — 1.7%
Aeva Technologies Inc.(a)(b)	1,082,003	4,685,073
Belden Inc.	452,393	25,062,572
Benchmark Electronics Inc.	360,441	9,025,443
CTS Corp.(b)	253,407	8,955,403
Daktronics Inc.(a)(b)	384,513	1,476,530
ePlus Inc.(a)	271,992	15,247,872
Fabrinet(a)	53,568	5,631,604
FARO Technologies Inc.(a)	92,146	4,784,220
Identiv Inc.(a)(b)	17,151	277,332
II-VI Inc.(a)(b)	75,461	5,470,168
Insight Enterprises Inc.(a)(b)	229,714	24,652,906
Itron Inc.(a)(b)	82,039	4,321,815
Kimball Electronics Inc.(a)(b)	231,394	4,625,566
Knowles Corp.(a)	898,751	19,350,109

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Methode Electronics Inc.	378,776	$16,382,062
OSI Systems Inc.(a)	152,716	12,999,186
PC Connection Inc.	114,764	6,012,486
Plexus Corp.(a)	32,276	2,640,500
Rogers Corp.(a)(b)	23,389	6,354,791
Sanmina Corp.(a)(b)	638,329	25,801,258
ScanSource Inc.(a)	258,991	9,010,297
TTM Technologies Inc.(a)	1,063,403	15,759,632
Vishay Intertechnology Inc.	1,175,652	23,042,779
Vishay Precision Group Inc.(a)	123,414	3,967,760

		255,537,364

Energy Equipment & Services — 1.9%
Archrock Inc.	1,375,614	12,696,917
Bristow Group Inc.(a)	241,476	8,953,930
ChampionX Corp.(a)	1,688,017	41,322,656
Dril-Quip Inc.(a)(b)	359,373	13,422,582
Expro Group Holdings NV(a)(b)	408,302	7,259,610
Helix Energy Solutions Group Inc.(a)	1,424,703	6,810,080
Helmerich & Payne Inc.	1,052,376	45,020,645
Liberty Oilfield Services Inc., Class A(a)(b)	624,491	9,254,957
Nabors Industries Ltd.(a)	72,719	11,105,646
National Energy Services Reunited Corp.(a)(b)	385,799	3,240,712
Newpark Resources Inc.(a)(b)	939,925	3,440,125
NexTier Oilfield Solutions Inc.(a)	1,590,052	14,692,080
Oceaneering International Inc.(a)	1,019,901	15,461,699
Oil States International Inc.(a)	633,336	4,401,685
Patterson-UTI Energy Inc.	1,908,335	29,541,026
ProPetro Holding Corp.(a)	882,489	12,293,072
RPC Inc.(a)	692,741	7,391,546
Select Energy Services Inc., Class A(a)	650,108	5,571,426
Solaris Oilfield Infrastructure Inc., Class A	230,182	2,598,755
TETRA Technologies Inc.(a)(b)	294,807	1,211,657
Tidewater Inc.(a)(b)	421,346	9,160,062
U.S. Silica Holdings Inc.(a)	754,368	14,076,507

		278,927,375

Entertainment — 1.3%
AMC Entertainment Holdings Inc., Class A(a)(b)	5,275,375	129,985,240
Chicken Soup For The Soul Entertainment Inc.(a)(b)	55,169	440,800
Cinemark Holdings Inc.(a)(b)	191,681	3,312,248
CuriosityStream Inc.(a)(b)	213,456	619,022
Eros STX Global Corp.(a)(b)	163,524	456,232
IMAX Corp.(a)	451,491	8,546,725
Lions Gate Entertainment Corp., Class A(a)(b)	600,914	9,764,853
Lions Gate Entertainment Corp., Class B, NVS(a)(b)	1,201,672	18,061,130
Madison Square Garden Entertainment Corp.(a)(b)	267,337	22,271,845
Marcus Corp. (The)(a)	234,430	4,149,411

		197,607,506

Equity Real Estate Investment Trusts (REITs) — 11.3%
Acadia Realty Trust	887,621	19,234,747
Agree Realty Corp.	720,027	47,780,992
Alexander & Baldwin Inc.	741,701	17,200,046
American Assets Trust Inc.	507,868	19,243,119
Apartment Investment & Management Co., Class A(a)	1,550,376	11,348,752
Apple Hospitality REIT Inc.	2,181,492	39,201,411
Armada Hoffler Properties Inc.	674,887	9,853,350
Ashford Hospitality Trust Inc.(a)(b)	180,222	1,838,264
Braemar Hotels & Resorts Inc.(b)	583,706	3,607,303
Brandywine Realty Trust	1,737,865	24,573,411
Broadstone Net Lease Inc.	1,612,111	35,111,778

106	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
BRT Apartments Corp.	119,484	$2,864,031
CareTrust REIT Inc.	986,434	19,038,176
CatchMark Timber Trust Inc., Class A	152,504	1,250,533
Centerspace	145,667	14,292,846
Chatham Lodging Trust(a)	485,710	6,697,941
City Office REIT Inc.	440,519	7,779,566
Clipper Realty Inc.	29,732	269,669
Community Healthcare Trust Inc.	86,518	3,651,925
Corporate Office Properties Trust	1,155,634	32,981,794
CTO Realty Growth Inc.	59,256	3,929,858
DiamondRock Hospitality Co.(a)	2,145,253	21,667,055
DigitalBridge Group Inc.(a)	4,964,335	35,743,212
Diversified Healthcare Trust	2,425,265	7,760,848
Easterly Government Properties Inc.	886,856	18,748,136
Empire State Realty Trust Inc., Class A	1,464,478	14,381,174
Equity Commonwealth(a)	1,114,114	31,429,156
Essential Properties Realty Trust Inc.	1,229,736	31,112,321
Farmland Partners Inc.	289,312	3,978,040
Four Corners Property Trust Inc.	782,456	21,157,610
Franklin Street Properties Corp., Class C	1,041,152	6,142,797
Getty Realty Corp.	416,292	11,914,277
Gladstone Commercial Corp.	275,880	6,074,878
Gladstone Land Corp.	132,102	4,811,155
Global Medical REIT Inc.	613,402	10,010,721
Global Net Lease Inc.	1,066,142	16,770,414
Healthcare Realty Trust Inc.	1,509,579	41,483,231
Hersha Hospitality Trust, Class A(a)	334,855	3,040,483
Independence Realty Trust Inc.	2,256,618	59,664,980
Indus Realty Trust Inc.	13,813	1,009,592
Industrial Logistics Properties Trust	666,332	15,105,746
Innovative Industrial Properties Inc.	114,846	23,589,368
iStar Inc.	681,126	15,945,160
Kite Realty Group Trust	2,211,726	50,361,001
LTC Properties Inc.	398,559	15,332,565
LXP Industrial Trust	2,860,277	44,906,349
Macerich Co. (The)	2,187,314	34,209,591
National Health Investors Inc.	447,073	26,381,778
Necessity Retail REIT Inc.	1,203,219	9,517,462
NETSTREIT Corp.	406,880	9,130,387
NexPoint Residential Trust Inc.	184,543	16,666,078
Office Properties Income Trust	489,540	12,595,864
One Liberty Properties Inc.	164,532	5,065,940
Outfront Media Inc.	1,187,552	33,762,103
Paramount Group Inc.	1,904,271	20,775,597
Pebblebrook Hotel Trust(b)	1,322,349	32,371,104
Phillips Edison & Co. Inc.	1,018,748	35,034,744
Physicians Realty Trust	2,254,852	39,550,104
Piedmont Office Realty Trust Inc., Class A	1,265,995	21,800,434
Plymouth Industrial REIT Inc.	316,660	8,581,486
Postal Realty Trust Inc., Class A	161,032	2,708,558
PotlatchDeltic Corp.	676,100	35,650,753
Preferred Apartment Communities Inc., Class A	531,337	13,251,545
PS Business Parks Inc.	30,874	5,189,302
Retail Opportunity Investments Corp.	1,215,055	23,559,916
Retail Value Inc.	181,583	555,644
RLJ Lodging Trust	1,693,236	23,840,763
RPT Realty	856,240	11,790,425
Ryman Hospitality Properties Inc.(a)(b)	45,450	4,216,397
Sabra Health Care REIT Inc.	2,333,516	34,746,053
Safehold Inc.	71,943	3,989,239

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Saul Centers Inc.	8,336	$439,307
Seritage Growth Properties, Class A(a)	378,885	4,796,684
Service Properties Trust	1,683,243	14,863,036
SITE Centers Corp.	1,771,663	29,604,489
STAG Industrial Inc.	1,830,654	75,697,543
Summit Hotel Properties Inc.(a)	1,060,334	10,560,927
Sunstone Hotel Investors Inc.(a)	2,227,834	26,243,885
Tanger Factory Outlet Centers Inc.	758,315	13,035,435
Terreno Realty Corp.	753,993	55,833,182
UMH Properties Inc.	60,834	1,495,908
Uniti Group Inc.	2,012,099	27,686,482
Universal Health Realty Income Trust	9,503	554,690
Urban Edge Properties	1,176,330	22,467,903
Urstadt Biddle Properties Inc., Class A	304,465	5,726,987
Veris Residential Inc.(a)	892,862	15,526,870
Washington Real Estate Investment Trust	861,511	21,968,530
Whitestone REIT	470,856	6,238,842
Xenia Hotels & Resorts Inc.(a)	1,158,346	22,344,494

		1,653,916,242

Food & Staples Retailing — 1.1%
Andersons Inc. (The)	189,785	9,538,594
BJ’s Wholesale Club Holdings Inc.(a)(b)	354,821	23,989,448
Chefs’ Warehouse Inc. (The)(a)(b)	299,212	9,754,311
HF Foods Group Inc.(a)(b)	369,918	2,463,654
Ingles Markets Inc., Class A	144,002	12,823,378
Natural Grocers by Vitamin Cottage Inc.	98,415	1,928,934
Performance Food Group Co.(a)(b)	136,638	6,956,241
PriceSmart Inc.	232,689	18,352,181
Rite Aid Corp.(a)(b)	567,253	4,963,464
SpartanNash Co.	367,737	12,131,644
Sprouts Farmers Market Inc.(a)	640,387	20,479,576
United Natural Foods Inc.(a)(b)	551,158	22,790,383
Village Super Market Inc., Class A	88,496	2,168,152
Weis Markets Inc.	167,978	11,996,989

		160,336,949

Food Products — 1.1%
B&G Foods Inc.(b)	650,586	17,552,810
Cal-Maine Foods Inc.	415,260	22,930,657
Fresh Del Monte Produce Inc.	345,627	8,955,196
Hostess Brands Inc.(a)	1,412,063	30,980,662
John B Sanfilippo & Son Inc.	29,699	2,478,085
Laird Superfood Inc.(a)	60,697	219,116
Lancaster Colony Corp.	23,300	3,475,195
Landec Corp.(a)	266,604	3,087,274
Limoneira Co.	124,777	1,831,726
Mission Produce Inc.(a)	333,686	4,221,128
Sanderson Farms Inc.	29,241	5,482,395
Seneca Foods Corp., Class A(a)	62,156	3,203,520
Simply Good Foods Co. (The)(a)	813,085	30,856,576
Sovos Brands Inc.(a)(b)	144,382	2,047,337
Tootsie Roll Industries Inc.(b)	162,008	5,663,797
TreeHouse Foods Inc.(a)(b)	528,623	17,053,378
Vita Coco Co. Inc. (The)(a)(b)	39,721	355,900
Whole Earth Brands Inc.(a)	380,809	2,726,593

		163,121,345

Gas Utilities — 2.1%
Brookfield Infrastructure Corp., Class A	648,811	48,946,302
Chesapeake Utilities Corp.	178,554	24,597,599
New Jersey Resources Corp.	985,679	45,203,239

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Gas Utilities (continued)
Northwest Natural Holding Co.	311,875	$16,130,175
ONE Gas Inc.	539,776	47,629,834
South Jersey Industries Inc.	1,053,415	36,395,488
Southwest Gas Holdings Inc.	673,809	52,752,507
Spire Inc.	518,097	37,178,641

		308,833,785

Health Care Equipment & Supplies — 1.2%
Alphatec Holdings Inc.(a)(b)	63,480	730,020
AngioDynamics Inc.(a)(b)	384,260	8,276,960
Artivion Inc.(a)(b)	46,542	995,068
Asensus Surgical Inc.(a)(b)	1,680,659	1,053,437
Avanos Medical Inc.(a)	491,865	16,477,477
Bioventus Inc., Class A(a)	78,343	1,104,636
Cue Health Inc.(a)(b)	57,604	371,546
CVRx Inc.(a)(b)	11,904	71,305
DarioHealth Corp.(a)(b)	142,422	831,744
Haemonetics Corp.(a)(b)	164,242	10,383,379
Integer Holdings Corp.(a)	332,602	26,797,743
Invacare Corp.(a)	343,919	484,926
Lantheus Holdings Inc.(a)	589,363	32,597,668
LivaNova PLC(a)(b)	107,264	8,777,413
Lucid Diagnostics Inc.(a)(b)	25,431	85,448
Meridian Bioscience Inc.(a)	386,990	10,046,260
Merit Medical Systems Inc.(a)	58,036	3,860,555
Mesa Laboratories Inc.	50,686	12,918,848
Natus Medical Inc.(a)	343,571	9,029,046
Neogen Corp.(a)	68,515	2,113,003
Neuronetics Inc.(a)(b)	23,357	70,772
OraSure Technologies Inc.(a)	731,004	4,956,207
Orthofix Medical Inc.(a)	195,314	6,386,768
Paragon 28 Inc.(a)(b)	20,904	349,933
PROCEPT BioRobotics Corp.(a)(b)	11,589	405,499
RxSight Inc.(a)(b)	34,533	427,519
SeaSpine Holdings Corp.(a)(b)	164,350	1,998,496
Sientra Inc.(a)(b)	77,177	171,333
Sight Sciences Inc.(a)(b)	40,542	468,665
Talis Biomedical Corp.(a)(b)	142,147	200,427
UFP Technologies Inc.(a)(b)	63,469	4,199,744
Utah Medical Products Inc.	30,416	2,733,182
Varex Imaging Corp.(a)	340,726	7,254,057

		176,629,084

Health Care Providers & Services — 1.9%
AdaptHealth Corp.(a)(b)	730,799	11,714,708
Addus HomeCare Corp.(a)	89,985	8,394,701
AirSculpt Technologies Inc.(a)	22,563	308,662
Brookdale Senior Living Inc.(a)(b)	1,878,959	13,246,661
Castle Biosciences Inc.(a)(b)	17,404	780,743
Community Health Systems Inc.(a)	165,660	1,966,384
Contra Zogenix Inc., NVS(b)	583,774	396,966
Covetrus Inc.(a)	1,056,702	17,742,027
Cross Country Healthcare Inc.(a)(b)	323,361	7,007,233
Fulgent Genetics Inc.(a)(b)	186,682	11,650,824
Invitae Corp.(a)(b)	1,525,221	12,156,011
LifeStance Health Group Inc.(a)(b)	271,477	2,744,632
MEDNAX Inc.(a)(b)	362,338	8,507,696
ModivCare Inc.(a)	85,656	9,883,846
National HealthCare Corp.	127,753	8,972,093
Option Care Health Inc.(a)(b)	1,624,586	46,398,176
Owens & Minor Inc.(b)	129,333	5,693,239

Security	Shares	Value

Health Care Providers & Services (continued)
Patterson Companies Inc.	653,700	$21,160,269
SOC Telemed Inc.(a)	146,296	437,425
Tenet Healthcare Corp.(a)	956,280	82,201,829
Tivity Health Inc.(a)(b)	183,997	5,919,184
Viemed Healthcare Inc.(a)(b)	289,084	1,439,638

		278,722,947

Health Care Technology — 0.6%
Allscripts Healthcare Solutions Inc.(a)	1,260,440	28,385,109
American Well Corp., Class A(a)(b)	1,892,205	7,966,183
Computer Programs & Systems Inc.(a)	142,357	4,904,199
Convey Health Solutions Holdings Inc.(a)(b)	37,208	243,340
Evolent Health Inc., Class A(a)(b)	650,992	21,027,042
Forian Inc.(a)(b)	14,870	103,495
HealthStream Inc.(a)	264,085	5,260,573
Multiplan Corp.(a)(b)	2,828,322	13,236,547
NantHealth Inc.(a)(b)	89,438	67,400
NextGen Healthcare Inc.(a)(b)	575,712	12,038,138

		93,232,026

Hotels, Restaurants & Leisure — 0.6%
Biglari Holdings Inc., Class B, NVS(a)(b)	8,195	1,185,079
BJ’s Restaurants Inc.(a)(b)	18,074	511,494
Bluegreen Vacations Holding Corp.(a)(b)	149,206	4,412,021
Carrols Restaurant Group Inc.	339,628	767,559
Chuy’s Holdings Inc.(a)	109,870	2,966,490
Dave & Buster’s Entertainment Inc.(a)	239,541	11,761,463
Denny’s Corp.(a)	153,312	2,193,895
Drive Shack Inc.(a)(b)	461,718	711,046
El Pollo Loco Holdings Inc.(a)	192,612	2,238,152
F45 Training Holdings Inc.(a)(b)	138,396	1,480,837
Fiesta Restaurant Group Inc.(a)	179,137	1,339,049
First Watch Restaurant Group Inc.(a)	38,968	508,532
GAN Ltd.(a)(b)	362,578	1,747,626
Hall of Fame Resort & Entertainment Co.(a)(b)	551,159	611,787
Jack in the Box Inc.	186,862	17,454,779
Krispy Kreme Inc.(b)	267,142	3,967,059
Life Time Group Holdings Inc.(a)(b)	171,676	2,496,169
Monarch Casino & Resort Inc.(a)(b)	25,306	2,207,442
Nathan’s Famous Inc.	9,877	535,037
Portillo’s Inc., Class A(a)(b)	63,957	1,570,784
SeaWorld Entertainment Inc.(a)(b)	231,520	17,234,349
Sweetgreen Inc.(a)(b)	35,950	1,150,041
Target Hospitality Corp.(a)(b)	76,022	456,132
Xponential Fitness Inc., Class A(a)	53,521	1,254,532

		80,761,354

Household Durables — 1.4%
Bassett Furniture Industries Inc.	94,427	1,563,711
Beazer Homes USA Inc.(a)(b)	298,902	4,549,288
Cavco Industries Inc.(a)	28,043	6,754,157
Century Communities Inc.	108,182	5,795,310
Ethan Allen Interiors Inc.	228,652	5,960,958
Flexsteel Industries Inc.	67,508	1,302,904
Green Brick Partners Inc.(a)	226,177	4,469,257
Hamilton Beach Brands Holding Co., Class A	44,749	520,431
Hooker Furnishings Corp.	112,336	2,127,644
Hovnanian Enterprises Inc., Class A(a)(b)	53,974	3,189,863
iRobot Corp.(a)(b)	26,552	1,683,397
KB Home	665,742	21,556,726
Landsea Homes Corp.(a)	99,412	849,973
La-Z-Boy Inc.	450,032	11,867,344

108	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Legacy Housing Corp.(a)	82,744	$1,775,686
Lifetime Brands Inc.	125,611	1,612,845
M/I Homes Inc.(a)	292,067	12,953,171
MDC Holdings Inc.	425,756	16,110,607
Meritage Homes Corp.(a)	355,659	28,178,863
Snap One Holdings Corp.(a)(b)	95,160	1,403,610
Taylor Morrison Home Corp.(a)(b)	1,072,192	29,185,066
Traeger Inc.(a)(b)	210,937	1,569,371
Tri Pointe Homes Inc.(a)(b)	1,043,493	20,953,339
Tupperware Brands Corp.(a)(b)	501,017	9,744,781
Universal Electronics Inc.(a)	132,042	4,124,992
VOXX International Corp.(a)(b)	157,649	1,571,761
Weber Inc., Class A(b)	144,206	1,417,545

		202,792,600

Household Products — 0.1%
Central Garden & Pet Co.(a)(b)	62,322	2,739,675
Central Garden & Pet Co., Class A, NVS(a)	251,788	10,267,915
Oil-Dri Corp. of America	53,542	1,533,978

		14,541,568

Independent Power and Renewable Electricity Producers — 0.6%
Clearway Energy Inc., Class A	273,310	9,106,689
Clearway Energy Inc., Class C	624,058	22,784,358
Ormat Technologies Inc.(b)	463,839	37,955,945
Sunnova Energy International Inc.(a)(b)	751,455	17,328,552

		87,175,544

Insurance — 2.5%
Ambac Financial Group Inc.(a)	471,495	4,903,548
American Equity Investment Life Holding Co.	848,816	33,876,247
American National Group Inc.	76,956	14,551,610
AMERISAFE Inc.	197,543	9,811,961
Argo Group International Holdings Ltd.	324,527	13,396,475
Bright Health Group Inc.(a)(b)	793,570	1,531,590
Citizens Inc./TX(a)(b)	516,769	2,191,101
CNO Financial Group Inc.	1,227,952	30,809,316
Crawford & Co., Class A, NVS	191,131	1,444,950
Donegal Group Inc., Class A	157,210	2,108,186
eHealth Inc.(a)(b)	178,601	2,216,438
Employers Holdings Inc.	282,849	11,602,466
Enstar Group Ltd.(a)(b)	126,816	33,117,998
Genworth Financial Inc., Class A(a)	5,181,965	19,587,828
Goosehead Insurance Inc., Class A	155,508	12,218,264
Greenlight Capital Re Ltd., Class A(a)(b)	278,632	1,969,928
HCI Group Inc.	59,022	4,024,120
Heritage Insurance Holdings Inc.	246,553	1,760,388
Horace Mann Educators Corp.	426,627	17,845,807
Investors Title Co.	11,045	2,244,454
James River Group Holdings Ltd.	317,464	7,854,059
Maiden Holdings Ltd.(a)(b)	680,260	1,639,427
MBIA Inc.(a)	491,454	7,563,477
MetroMile Inc.(a)(b)	1,132,939	1,495,479
National Western Life Group Inc., Class A	26,400	5,554,560
NI Holdings Inc.(a)(b)	87,611	1,485,883
ProAssurance Corp.	555,987	14,944,931
RLI Corp.	32,139	3,555,538
Safety Insurance Group Inc.	149,413	13,574,171
Selective Insurance Group Inc.	608,349	54,362,067
SiriusPoint Ltd.(a)	915,253	6,846,092
Stewart Information Services Corp.	271,872	16,478,162
Tiptree Inc.	240,595	3,091,646

Security	Shares	Value

Insurance (continued)
Trean Insurance Group Inc.(a)(b)	170,516	$799,720
United Fire Group Inc.	216,716	6,733,366
United Insurance Holdings Corp.	219,948	728,028
Universal Insurance Holdings Inc.	286,062	3,858,976

		371,778,257

Interactive Media & Services — 0.1%
Cars.com Inc.(a)	605,462	8,736,817
Liberty TripAdvisor Holdings Inc., Class A(a)(b)	184,034	377,270
MediaAlpha Inc., Class A(a)(b)	18,871	312,315
Outbrain Inc.(a)(b)	126,452	1,356,830
TrueCar Inc.(a)(b)	963,717	3,806,682
Yelp Inc.(a)(b)	53,250	1,816,357

		16,406,271

Internet & Direct Marketing Retail — 0.1%
1stdibs.com Inc.(a)	44,263	353,661
aka Brands Holding Corp.(a)(b)	34,638	153,100
Groupon Inc.(a)(b)	35,001	673,069
Lands’ End Inc.(a)(b)	148,643	2,515,040
Lulu’s Fashion Lounge Holdings Inc.(a)	39,624	268,651
PetMed Express Inc.	30,122	777,148
Rent the Runway Inc.(a)(b)	59,717	411,450
Revolve Group Inc.(a)(b)	137,019	7,356,550
Xometry Inc., Class A(a)(b)	54,806	2,014,120

		14,522,789

IT Services — 0.6%
Cass Information Systems Inc.	117,485	4,336,371
Conduent Inc.(a)(b)	1,727,389	8,913,327
CSG Systems International Inc.	175,270	11,141,914
DigitalOcean Holdings Inc.(a)(b)	28,946	1,674,526
Flywire Corp.(a)(b)	93,943	2,872,777
Hackett Group Inc. (The)	15,282	352,403
Limelight Networks Inc.(a)	1,283,002	6,697,270
LiveRamp Holdings Inc.(a)	675,668	25,263,227
MoneyGram International Inc.(a)(b)	921,553	9,731,600
Rackspace Technology Inc.(a)(b)	157,603	1,758,850
Remitly Global Inc.(a)(b)	18,874	186,286
Repay Holdings Corp.(a)(b)	494,309	7,300,944
StarTek Inc.(a)(b)	177,705	787,233
Unisys Corp.(a)(b)	144,968	3,132,759

		84,149,487

Leisure Products — 0.5%
Acushnet Holdings Corp.	246,074	9,906,939
American Outdoor Brands Inc.(a)(b)	142,709	1,873,769
Callaway Golf Co.(a)	1,183,285	27,712,535
Escalade Inc.	79,976	1,055,683
Genius Brands International Inc.(a)(b)	2,836,707	2,893,441
Johnson Outdoors Inc., Class A	20,645	1,604,736
Nautilus Inc.(a)	223,101	919,176
Solo Brands Inc., Class A(a)(b)	61,744	526,676
Sturm Ruger & Co. Inc.	11,420	795,061
Vista Outdoor Inc.(a)	576,710	20,582,780

		67,870,796

Life Sciences Tools & Services — 0.2%
Absci Corp.(a)(b)	232,956	1,963,819
Aduro Biotech Inc., NVS(c)	19,180	57,540
Alpha Teknova Inc.(a)(b)	30,469	420,777
Codex DNA Inc.(a)(b)	37,176	199,635
Cytek Biosciences Inc.(a)(b)	180,442	1,945,165
Fluidigm Corp.(a)(b)	693,038	2,488,007

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Harvard Bioscience Inc.(a)(b)	60,442	$375,345
IsoPlexis Corp.(a)(b)	44,993	154,326
MaxCyte Inc.(a)(b)	435,497	3,044,124
NanoString Technologies Inc.(a)(b)	37,255	1,294,611
Pacific Biosciences of California Inc.(a)(b)	1,069,044	9,728,300
Personalis Inc.(a)(b)	338,687	2,773,847
Rapid Micro Biosystems Inc., Cass A(a)(b)	62,325	423,187
Seer Inc., Class A(a)(b)	268,210	4,087,520
Singular Genomics Systems Inc.(a)(b)	196,885	1,242,344

		30,198,547

Machinery — 3.2%
AgEagle Aerial Systems Inc.(a)(b)	239,431	284,923
Alamo Group Inc.	11,940	1,716,853
Albany International Corp., Class A	251,405	21,198,470
Altra Industrial Motion Corp.	663,242	25,820,011
Astec Industries Inc.	231,154	9,939,622
Barnes Group Inc.	483,962	19,450,433
Blue Bird Corp.(a)(b)	89,429	1,683,054
Chart Industries Inc.(a)(b)	151,260	25,981,930
Columbus McKinnon Corp./NY(b)	284,840	12,077,216
Commercial Vehicle Group Inc.(a)(b)	207,934	1,757,042
Desktop Metal Inc., Class A(a)	679,830	3,222,394
EnPro Industries Inc.	209,754	20,499,258
ESCO Technologies Inc.	236,996	16,570,760
Gorman-Rupp Co. (The)	189,526	6,800,193
Greenbrier Companies Inc. (The)	325,698	16,776,704
Hillenbrand Inc.	336,603	14,867,755
Hyliion Holdings Corp.(a)(b)	981,466	4,347,894
Hyster-Yale Materials Handling Inc.	102,130	3,391,737
Ideanomics Inc.(a)(b)	4,938,268	5,530,860
Kennametal Inc.	846,442	24,216,706
Lindsay Corp.	10,795	1,694,923
Luxfer Holdings PLC	159,485	2,679,348
Manitowoc Co. Inc. (The)(a)(b)	352,327	5,313,091
Mayville Engineering Co. Inc.(a)(b)	91,712	859,342
Meritor Inc.(a)	106,420	3,785,359
Miller Industries Inc./TN	104,740	2,949,478
Mueller Industries Inc.	352,186	19,077,916
Mueller Water Products Inc., Class A	1,472,676	19,026,974
NN Inc.(a)(b)	430,835	1,240,805
Park-Ohio Holdings Corp.	86,262	1,213,706
Proto Labs Inc.(a)(b)	238,861	12,635,747
RBC Bearings Inc.(a)(b)	244,530	47,409,476
REV Group Inc.	299,630	4,015,042
SPX Corp.(a)	72,824	3,598,234
SPX FLOW Inc.	394,179	33,986,113
Standex International Corp.	122,265	12,216,719
Titan International Inc.(a)	442,996	6,525,331
Trinity Industries Inc.	789,257	27,118,871
Wabash National Corp.	463,798	6,882,762
Watts Water Technologies Inc., Class A	124,061	17,317,675

		465,680,727

Marine — 0.5%
Costamare Inc.	542,903	9,256,496
Eagle Bulk Shipping Inc.	92,301	6,286,621
Genco Shipping & Trading Ltd.	330,666	7,810,331
Matson Inc.	425,262	51,295,103
Safe Bulkers Inc.	652,033	3,103,677

		77,752,228

Security	Shares	Value

Media — 1.4%
Advantage Solutions Inc.(a)(b)	778,290	$4,965,490
AMC Networks Inc., Class A(a)(b)	147,228	5,981,874
Audacy Inc.(a)	1,200,446	3,469,289
Boston Omaha Corp., Class A(a)(b)	209,231	5,308,190
Clear Channel Outdoor Holdings Inc.(a)	3,391,723	11,735,361
comScore Inc.(a)(b)	724,568	2,108,493
Daily Journal Corp.(a)(b)	12,263	3,825,933
Emerald Holding Inc.(a)(b)	273,145	928,693
Entravision Communications Corp., Class A	627,219	4,020,474
EW Scripps Co. (The), Class A(a)	586,810	12,199,780
Fluent Inc.(a)(b)	447,661	931,135
Gannett Co. Inc.(a)(b)	1,439,911	6,493,999
Gray Television Inc.	865,302	19,097,215
Hemisphere Media Group Inc.(a)(b)	167,916	767,376
iHeartMedia Inc., Class A(a)(b)	623,188	11,796,949
Integral Ad Science Holding Corp.(a)	175,276	2,418,809
John Wiley & Sons Inc., Class A	440,969	23,384,586
National CineMedia Inc.	540,297	1,372,354
Scholastic Corp.	281,963	11,357,470
Sinclair Broadcast Group Inc., Class A	398,492	11,165,746
Stagwell Inc.(a)(b)	576,582	4,174,454
TEGNA Inc.	2,253,210	50,471,904
Thryv Holdings Inc.(a)(b)	16,001	449,948
WideOpenWest Inc.(a)(b)	200,824	3,502,370

		201,927,892

Metals & Mining — 1.9%
Allegheny Technologies Inc.(a)(b)	508,667	13,652,622
Arconic Corp.(a)(b)	1,091,206	27,956,698
Carpenter Technology Corp.	485,976	20,401,273
Century Aluminum Co.(a)	498,912	13,126,375
Coeur Mining Inc.(a)(b)	831,194	3,698,813
Commercial Metals Co.	1,227,479	51,087,676
Constellium SE(a)	1,261,179	22,701,222
Ferroglobe PLC	532,035	5
Gatos Silver Inc.(a)(b)	81,156	350,594
Haynes International Inc.	125,758	5,357,291
Hecla Mining Co.	3,827,826	25,148,817
Kaiser Aluminum Corp.	141,770	13,349,063
Materion Corp.	127,404	10,923,619
Olympic Steel Inc.	97,068	3,733,235
PolyMet Mining Corp.(a)(b)	165,564	693,713
Ryerson Holding Corp.	62,654	2,194,143
Schnitzer Steel Industries Inc., Class A	246,046	12,779,629
SunCoke Energy Inc.	843,352	7,514,266
TimkenSteel Corp.(a)(b)	471,617	10,318,980
Warrior Met Coal Inc.	473,837	17,584,091
Worthington Industries Inc.	336,118	17,279,827

		279,851,952

Mortgage Real Estate Investment — 2.4%
AFC Gamma Inc.	146,814	2,807,084
Angel Oak Mortgage Inc.	89,139	1,462,771
Apollo Commercial Real Estate Finance Inc.	1,434,701	19,985,385
Arbor Realty Trust Inc.	1,474,110	25,148,317
Ares Commercial Real Estate Corp.	426,410	6,617,883
ARMOUR Residential REIT Inc.	903,751	7,591,508
Blackstone Mortgage Trust Inc., Class A	1,611,697	51,235,848
BrightSpire Capital Inc.	854,402	7,903,219
Broadmark Realty Capital Inc.	1,299,590	11,241,453
Chicago Atlantic Real Estate Finance Inc., NVS	54,469	965,735

110	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment (continued)
Chimera Investment Corp.	2,404,150	$28,945,966
Dynex Capital Inc.	357,336	5,788,843
Ellington Financial Inc.	543,274	9,643,114
Franklin BSP Realty Trust Inc.	368,087	5,145,856
Granite Point Mortgage Trust Inc.	548,304	6,097,140
Great Ajax Corp.	208,595	2,446,819
Hannon Armstrong Sustainable Infrastructure Capital Inc.	739,145	35,057,647
Invesco Mortgage Capital Inc.	3,232,467	7,370,025
KKR Real Estate Finance Trust Inc.	363,613	7,494,064
Ladder Capital Corp.	1,148,810	13,636,375
MFA Financial Inc.	4,510,612	18,177,766
New York Mortgage Trust Inc.	3,857,254	14,078,977
Orchid Island Capital Inc.	1,404,994	4,566,231
PennyMac Mortgage Investment Trust	795,551	13,436,856
Ready Capital Corp.	680,775	10,252,472
Redwood Trust Inc.	1,179,324	12,418,282
TPG RE Finance Trust Inc.	612,702	7,236,011
Two Harbors Investment Corp.	3,498,404	19,346,174

		356,097,821

Multi-Utilities — 0.9%
Avista Corp.	733,071	33,098,156
Black Hills Corp.	653,376	50,323,020
NorthWestern Corp.	555,284	33,589,129
Unitil Corp.	158,863	7,924,086

		124,934,391

Multiline Retail — 0.8%
Big Lots Inc.	309,389	10,704,859
Dillard’s Inc., Class A(b)	55,515	14,899,671
Franchise Group Inc.	251,236	10,408,708
Macy’s Inc.	3,075,094	74,909,290

		110,922,528

Oil, Gas & Consumable Fuels — 7.6%
Aemetis Inc.(a)(b)	280,568	3,554,797
Alto Ingredients Inc.(a)(b)	763,781	5,208,986
Antero Resources Corp.(a)(b)	2,566,018	78,340,530
Arch Resources Inc.(b)	123,709	16,995,142
Berry Corp.	686,530	7,084,990
Brigham Minerals Inc., Class A	449,456	11,483,601
California Resources Corp.	829,786	37,116,328
Callon Petroleum Co.(a)	67,128	3,965,922
Centennial Resource Development Inc./DE, Class A(a)	1,652,397	13,334,844
Centrus Energy Corp., Class A(a)(b)	100,810	3,397,297
Chesapeake Energy Corp.	1,009,195	87,799,965
Civitas Resources Inc.	376,271	22,467,141
Clean Energy Fuels Corp.(a)(b)	1,590,011	12,624,687
CNX Resources Corp.(a)(b)	2,050,376	42,483,791
Comstock Resources Inc.(a)(b)	939,642	12,262,328
CONSOL Energy Inc.(a)	348,418	13,110,969
CVR Energy Inc.	311,495	7,955,582
Delek U.S. Holdings Inc.(a)	686,091	14,558,851
DHT Holdings Inc.	1,440,351	8,354,036
Dorian LPG Ltd.	264,873	3,838,010
Earthstone Energy Inc., Class A(a)(b)	259,390	3,276,096
Energy Fuels Inc./Canada(a)(b)	227,740	2,083,821
Equitrans Midstream Corp.	4,184,246	35,315,036
Escrow PetroCorp.(a)(c)	19,086	—
Falcon Minerals Corp.	68,102	459,007

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Frontline Ltd./Bermuda(a)	1,273,445	$11,206,316
Gevo Inc.(a)(b)	2,053,397	9,609,898
Golar LNG Ltd.(a)(b)	1,046,052	25,921,169
Green Plains Inc.(a)(b)	384,107	11,911,158
HighPeak Energy Inc.(b)	53,132	1,179,530
International Seaways Inc.	467,250	8,429,190
Kinetik Holdings Inc.	31,686	2,059,907
Laredo Petroleum Inc.(a)(b)	93,047	7,363,740
Murphy Oil Corp.	1,497,705	60,492,305
Nordic American Tankers Ltd.	1,699,180	3,619,253
Northern Oil and Gas Inc.	625,937	17,645,164
Oasis Petroleum Inc.	29,879	4,371,298
Ovintiv Inc.	2,529,009	136,743,517
Par Pacific Holdings Inc.(a)	82,350	1,072,197
PBF Energy Inc., Class A(a)	983,992	23,979,885
PDC Energy Inc.	996,368	72,416,026
Peabody Energy Corp.(a)(b)	909,422	22,308,122
Range Resources Corp.(a)	2,439,409	74,109,245
Ranger Oil Corp.(a)	217,426	7,507,720
Renewable Energy Group Inc.(a)	456,639	27,695,155
REX American Resources Corp.(a)	55,671	5,544,832
Riley Exploration Permian Inc.	97,463	2,444,372
Scorpio Tankers Inc.	501,514	10,722,369
SFL Corp. Ltd.	1,274,190	12,971,254
SM Energy Co.	1,227,449	47,809,139
Talos Energy Inc.(a)	322,715	5,095,670
Teekay Corp.(a)(b)	705,720	2,237,132
Teekay Tankers Ltd., Class A(a)(b)	245,924	3,403,588
Ur-Energy Inc.(a)(b)	140,775	225,240
W&T Offshore Inc.(a)(b)	964,648	3,684,955
Whiting Petroleum Corp.	402,772	32,829,946
World Fuel Services Corp.	649,114	17,552,043

		1,121,233,092

Paper & Forest Products — 0.2%
Clearwater Paper Corp.(a)(b)	167,628	4,698,613
Glatfelter Corp.	449,763	5,568,066
Neenah Inc.	173,844	6,894,653
Schweitzer-Mauduit International Inc.	313,883	8,631,782

		25,793,114

Personal Products — 0.3%
Beauty Health Co. (The)(a)(b)	74,227	1,252,952
BellRing Brands Inc.(a)(b)	392,338	9,055,161
Edgewell Personal Care Co.	554,809	20,344,846
Honest Co. Inc. (The)(a)(b)	247,884	1,291,476
Nature’s Sunshine Products Inc.(a)	111,891	1,882,006
NewAge Inc.(a)(b)	573,109	332,976
Nu Skin Enterprises Inc., Class A	281,083	13,458,254
Revlon Inc., Class A(a)(b)	69,512	560,962
Thorne HealthTech Inc.(a)(b)	22,919	145,765
Veru Inc.(a)(b)	177,366	856,678

		49,181,076

Pharmaceuticals — 0.8%
Amphastar Pharmaceuticals Inc.(a)(b)	262,584	9,426,766
Amylyx Pharmaceuticals Inc.(a)(b)	40,206	516,647
ANI Pharmaceuticals Inc.(a)	113,453	3,189,164
Atea Pharmaceuticals Inc.(a)	598,231	4,319,228
Athira Pharma Inc.(a)(b)	326,869	4,412,731
Cara Therapeutics Inc.(a)(b)	460,859	5,599,437
CinCor Pharma Inc.(a)(b)	47,246	828,695

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Citius Pharmaceuticals Inc.(a)(b)	1,278,004	$2,287,627
CorMedix Inc.(a)(b)	361,906	1,983,245
Cymabay Therapeutics Inc.(a)	820,313	2,551,173
DICE Therapeutics Inc.(a)(b)	64,991	1,243,278
Endo International PLC(a)(b)	2,334,208	5,392,020
EyePoint Pharmaceuticals Inc.(a)(b)	251,883	3,060,378
Fulcrum Therapeutics Inc.(a)	282,684	6,685,477
Ikena Oncology Inc.(a)(b)	248,281	1,514,514
Innoviva Inc.(a)	386,884	7,486,205
Kala Pharmaceuticals Inc.(a)(b)	162,929	224,842
KemPharm Inc.(a)(b)	174,287	876,664
NGM Biopharmaceuticals Inc.(a)	286,221	4,364,870
Nuvation Bio Inc.(a)(b)	248,910	1,309,267
Pliant Therapeutics Inc.(a)	22,780	159,688
Prestige Consumer Healthcare Inc.(a)	512,576	27,135,773
Provention Bio Inc.(a)(b)	563,655	4,125,955
Rain Therapeutics Inc.(a)(b)	48,000	243,360
Reata Pharmaceuticals Inc., Class A(a)(b)	36,623	1,199,769
Supernus Pharmaceuticals Inc.(a)(b)	503,937	16,287,244
Tarsus Pharmaceuticals Inc.(a)(b)	19,240	323,617
Terns Pharmaceuticals Inc.(a)(b)	35,399	105,135
Theravance Biopharma Inc.(a)	48,551	464,148
Theseus Pharmaceuticals Inc.(a)(b)	44,306	510,848
Ventyx Biosciences Inc.(a)(b)	40,824	553,982

		118,381,747

Professional Services — 1.2%
Acacia Research Corp.(a)(b)	499,110	2,250,986
ASGN Inc.(a)	55,412	6,467,135
Atlas Technical Consultants Inc.(a)(b)	127,981	1,540,891
Barrett Business Services Inc.	77,182	5,979,290
CBIZ Inc.(a)(b)	501,970	21,067,681
CRA International Inc.	11,524	971,012
First Advantage Corp.(a)(b)	47,690	962,861
Heidrick & Struggles International Inc.	115,313	4,564,089
HireQuest Inc.	7,512	143,629
HireRight Holdings Corp.(a)(b)	124,305	2,125,615
Huron Consulting Group Inc.(a)	196,298	8,992,411
ICF International Inc.	187,462	17,647,673
KBR Inc.	179,395	9,818,288
Kelly Services Inc., Class A, NVS	361,145	7,833,235
Korn Ferry	548,486	35,618,681
ManTech International Corp./VA, Class A	280,654	24,189,568
Mistras Group Inc.(a)(b)	202,913	1,341,255
Resources Connection Inc.	324,693	5,565,238
Sterling Check Corp.(a)(b)	93,684	2,476,068
TrueBlue Inc.(a)(b)	357,174	10,318,757
Willdan Group Inc.(a)(b)	22,852	701,328

		170,575,691

Real Estate Management & Development — 0.6%
Douglas Elliman Inc., NVS(b)	645,136	4,709,493
Forestar Group Inc.(a)(b)	124,980	2,219,645
FRP Holdings Inc.(a)(b)	68,377	3,952,191
Kennedy-Wilson Holdings Inc.	1,215,432	29,644,386
Marcus & Millichap Inc.	217,843	11,475,969
RE/MAX Holdings Inc., Class A	193,799	5,374,046
Realogy Holdings Corp.(a)(b)	1,176,676	18,450,280
RMR Group Inc. (The), Class A	141,808	4,410,229
Tejon Ranch Co.(a)	211,905	3,869,385

		84,105,624

Security	Shares	Value

Road & Rail — 1.2%
ArcBest Corp.	257,932	$20,763,526
Avis Budget Group Inc.(a)(b)	422,405	111,219,237
Covenant Logistics Group Inc., Class A	123,627	2,661,689
Heartland Express Inc.	477,221	6,714,499
Marten Transport Ltd.	605,696	10,757,161
PAM Transportation Services Inc.(a)(b)	62,985	2,188,729
U.S. Xpress Enterprises Inc., Class A(a)(b)	281,953	1,093,978
Universal Logistics Holdings Inc.(b)	14,501	292,195
Werner Enterprises Inc.	545,849	22,379,809
Yellow Corp.(a)(b)	491,134	3,442,849

		181,513,672

Semiconductors & Semiconductor Equipment — 1.0%
Alpha & Omega Semiconductor Ltd.(a)	38,615	2,110,310
Amkor Technology Inc.	825,313	17,925,798
AXT Inc.(a)(b)	405,958	2,849,825
Cohu Inc.(a)	66,127	1,957,359
Credo Technology Group Holdings(a)(b)	59,405	904,738
Diodes Inc.(a)	100,406	8,734,318
FormFactor Inc.(a)(b)	97,643	4,103,935
Ichor Holdings Ltd.(a)(b)	101,748	3,624,264
NeoPhotonics Corp.(a)	536,350	8,157,884
NVE Corp.	1,571	85,572
Onto Innovation Inc.(a)(b)	339,507	29,499,763
PDF Solutions Inc.(a)	309,627	8,629,305
Photronics Inc.(a)	605,568	10,276,489
Rambus Inc.(a)(b)	1,103,333	35,185,289
SkyWater Technology Inc.(a)(b)	14,343	155,335
SunPower Corp.(a)(b)	165,318	3,551,031
Veeco Instruments Inc.(a)(b)	510,274	13,874,350

		151,625,565

Software — 1.3%
A10 Networks Inc.	103,793	1,447,912
Agilysys Inc.(a)	23,289	928,765
Alkami Technology Inc.(a)(b)	19,661	281,349
American Software Inc./GA, Class A	70,903	1,477,619
Arteris Inc.(a)(b)	17,836	231,868
Asana Inc., Class A(a)(b)	62,598	2,502,042
AvidXchange Holdings Inc.(a)(b)	39,931	321,445
Benefitfocus Inc.(a)	67,406	850,664
Bottomline Technologies DE Inc.(a)	374,179	21,208,466
ChannelAdvisor Corp.(a)	92,076	1,525,699
Cleanspark Inc.(a)(b)	407,172	5,036,718
Couchbase Inc.(a)(b)	61,332	1,068,403
CS Disco Inc.(a)(b)	88,319	3,000,196
E2open Parent Holdings Inc.(a)(b)	2,021,813	17,812,173
Ebix Inc.	273,362	9,061,950
eGain Corp.(a)	120,985	1,401,006
Enfusion Inc., Class A(a)(b)	59,023	750,773
EngageSmart Inc.(a)(b)	38,074	811,357
Envestnet Inc.(a)(b)	35,967	2,677,384
EverCommerce Inc.(a)(b)	70,987	937,028
GTY Technology Holdings Inc.(a)(b)	339,500	1,096,585
Instructure Holdings Inc.(a)(b)	100,790	2,021,847
Intapp Inc.(a)(b)	34,772	834,876
InterDigital Inc.	189,436	12,086,017
Kaltura Inc.(a)	252,167	451,379
Marathon Digital Holdings Inc.(a)(b)	915,875	25,598,706
MeridianLink Inc.(a)(b)	51,178	926,322
Model N Inc.(a)	29,966	806,085

112	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
ON24 Inc.(a)	93,598	$1,230,814
Ping Identity Holding Corp.(a)(b)	622,154	17,065,684
Rekor Systems Inc.(a)(b)	113,136	515,900
SecureWorks Corp., Class A(a)	101,746	1,348,135
Smith Micro Software Inc.(a)(b)	460,358	1,735,550
Stronghold Digital Mining Inc.(a)(b)	18,311	107,119
UserTesting Inc.(a)(b)	21,399	228,755
Verint Systems Inc.(a)(b)	659,302	34,085,913
VirnetX Holding Corp.(a)(b)	625,855	1,020,144
Weave Communications Inc.(a)(b)	37,768	225,097
Xperi Holding Corp.	1,062,504	18,402,569

		193,120,314

Specialty Retail — 1.6%
Aaron’s Co. Inc. (The)	323,714	6,500,177
Abercrombie & Fitch Co., Class A(a)	524,505	16,778,915
Academy Sports & Outdoors Inc.(b)	804,076	31,680,594
America’s Car-Mart Inc./TX(a)(b)	9,706	781,915
Barnes & Noble Education Inc.(a)	458,039	1,639,780
Bed Bath & Beyond Inc.(a)	880,074	19,828,067
Big 5 Sporting Goods Corp.	213,754	3,665,881
Buckle Inc. (The)	15,252	503,926
CarLotz Inc.(a)(b)	703,806	964,214
Cato Corp. (The), Class A	195,184	2,861,397
Chico’s FAS Inc.(a)(b)	970,677	4,659,250
Conn’s Inc.(a)(b)	186,736	2,877,602
Container Store Group Inc. (The)(a)(b)	334,188	2,730,316
Genesco Inc.(a)(b)	146,808	9,338,457
Group 1 Automotive Inc.	169,313	28,415,801
Guess? Inc.(b)	356,371	7,786,706
Haverty Furniture Companies Inc.	95,269	2,612,276
Hibbett Inc.	23,700	1,050,858
Lazydays Holdings Inc.(a)(b)	82,246	1,659,724
LL Flooring Holdings Inc.(a)(b)	289,343	4,056,589
MarineMax Inc.(a)(b)	101,603	4,090,537
Monro Inc.	128,686	5,705,937
ODP Corp. (The)(a)	468,793	21,484,783
Rent-A-Center Inc./TX	44,841	1,129,545
Shift Technologies Inc.(a)(b)	499,655	1,099,241
Shoe Carnival Inc.	16,362	477,116
Signet Jewelers Ltd.	120,313	8,746,755
Sleep Number Corp.(a)(b)	117,490	5,957,918
Sonic Automotive Inc., Class A	221,077	9,397,983
Tilly’s Inc., Class A	238,158	2,229,159
Torrid Holdings Inc.(a)(b)	135,296	819,894
TravelCenters of America Inc.(a)	129,102	5,546,222
Urban Outfitters Inc.(a)(b)	205,433	5,158,423
Winmark Corp.	22,591	4,970,020
Zumiez Inc.(a)(b)	200,065	7,644,484

		234,850,462

Technology Hardware, Storage & Peripherals — 0.1%
3D Systems Corp.(a)	108,814	1,815,018
Eastman Kodak Co.(a)(b)	15,991	104,741
Quantum Corp.(a)(b)	630,460	1,431,144
Super Micro Computer Inc.(a)	454,493	17,302,548
Turtle Beach Corp.(a)(b)	28,145	599,207

		21,252,658

Textiles, Apparel & Luxury Goods — 0.3%
Fossil Group Inc.(a)	489,589	4,719,638
G-III Apparel Group Ltd.(a)	451,139	12,203,310

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Movado Group Inc.	162,276	$6,336,878
Oxford Industries Inc.	151,684	13,727,402
Rocky Brands Inc.	65,617	2,729,011
Superior Group of Companies Inc.	90,075	1,607,839
Unifi Inc.(a)	138,964	2,515,248
Vera Bradley Inc.(a)(b)	266,187	2,041,654

		45,880,980

Thrifts & Mortgage Finance — 2.7%
Axos Financial Inc.(a)	533,216	24,735,890
Blue Foundry Bancorp(a)(b)	270,323	3,662,877
Bridgewater Bancshares Inc.(a)	174,194	2,905,556
Capitol Federal Financial Inc.	1,352,142	14,711,305
Columbia Financial Inc.(a)(b)	257,205	5,532,479
Essent Group Ltd.	1,105,143	45,542,943
Federal Agricultural Mortgage Corp., Class C, NVS	93,058	10,094,932
Finance of America Companies Inc., Class A(a)(b)	203,539	618,758
Flagstar Bancorp. Inc.	538,865	22,847,876
FS Bancorp. Inc.	75,636	2,344,716
Hingham Institution For Savings (The)	13,917	4,776,314
Home Bancorp. Inc.	78,569	3,204,829
Home Point Capital Inc.	68,484	212,985
Kearny Financial Corp./MD	479,003	6,169,559
Luther Burbank Corp.	158,634	2,108,246
Merchants Bancorp./IN	152,215	4,167,647
Mr Cooper Group Inc.(a)	630,890	28,812,746
NMI Holdings Inc., Class A(a)	801,592	16,528,827
Northfield Bancorp. Inc.	457,960	6,576,306
Ocwen Financial Corp.(a)(b)	83,593	1,986,170
PCSB Financial Corp.	130,121	2,486,612
PennyMac Financial Services Inc.	308,175	16,394,910
Pioneer Bancorp. Inc./NY(a)(b)	138,926	1,461,501
Provident Bancorp. Inc.	162,223	2,631,257
Provident Financial Services Inc.	770,669	18,033,655
Radian Group Inc.	1,839,017	40,844,568
Southern Missouri Bancorp. Inc.	79,848	3,988,408
TrustCo Bank Corp. NY	193,759	6,186,725
Velocity Financial Inc.(a)(b)	75,361	824,449
Walker & Dunlop Inc.	267,892	34,670,583
Washington Federal Inc.	667,660	21,912,601
Waterstone Financial Inc.	204,674	3,958,395
WSFS Financial Corp.	666,972	31,094,235

		392,028,860

Tobacco — 0.2%
Universal Corp./VA	247,083	14,348,110
Vector Group Ltd.	1,257,537	15,140,745

		29,488,855

Trading Companies & Distributors — 2.0%
Alta Equipment Group Inc.(a)	153,317	1,894,998
Beacon Roofing Supply Inc.(a)(b)	142,296	8,435,307
Boise Cascade Co.	315,895	21,945,226
Custom Truck One Source Inc.(a)(b)	401,850	3,371,521
DXP Enterprises Inc./TX(a)	177,549	4,809,802
GATX Corp.	359,948	44,392,387
Global Industrial Co.	31,208	1,005,834
GMS Inc.(a)	436,693	21,734,211
McGrath RentCorp	75,491	6,415,225
MRC Global Inc.(a)(b)	818,710	9,750,836
NOW Inc.(a)	1,127,204	12,433,060
Rush Enterprises Inc., Class A	431,695	21,977,592

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
Rush Enterprises Inc., Class B	73,231	$3,540,719
Textainer Group Holdings Ltd.	416,217	15,845,381
Titan Machinery Inc.(a)	200,621	5,669,549
Triton International Ltd.	682,282	47,882,551
Veritiv Corp.(a)(b)	146,774	19,607,539
WESCO International Inc.(a)(b)	374,558	48,744,978
Willis Lease Finance Corp.(a)(b)	25,304	814,536

		300,271,252

Water Utilities — 0.6%
American States Water Co.	181,307	16,139,949
Artesian Resources Corp., Class A, NVS	79,131	3,841,810
Cadiz Inc.(a)	183,268	379,365
California Water Service Group	536,112	31,780,719
Middlesex Water Co.	113,440	11,930,485
Pure Cycle Corp.(a)(b)	23,368	280,883
SJW Group	281,624	19,595,398
York Water Co. (The)	50,871	2,287,669

		86,236,278

Wireless Telecommunication Services — 0.3%
Gogo Inc.(a)(b)	561,037	10,693,365
Shenandoah Telecommunications Co.	323,855	7,636,501
Telephone and Data Systems Inc.	1,032,470	19,493,034
U.S. Cellular Corp.(a)	155,213	4,692,089

		42,514,989

Total Common Stocks — 99.8% (Cost: $13,947,633,954)		14,630,748,876

Rights

Technology Hardware, Storage & Peripherals — 0.0%
Right Quantum Corp., NVS (Expires 04/18/22)(b)	640,176	5,410

Total Rights — 0.0% (Cost: $0)		5,410

Security	Shares	Value

Warrants

Oil, Gas & Consumable Fuels — 0.0%
Whiting Petroleum Corp., (Expires 09/01/24)(a)	42,563	$872,541
Whiting Petroleum Corp., (Expires 09/01/25)(a)	21,281	317,300

		1,189,841

Total Warrants — 0.0% (Cost: $5,241,813)		1,189,841

Short-Term Investments

Money Market Funds — 6.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(d)(e)(f)	933,139,211	932,952,583
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(d)(e)	12,620,000	12,620,000

		945,572,583

Total Short-Term Investments — 6.5% (Cost: $945,676,255)		945,572,583

Total Investments in Securities — 106.3% (Cost: $14,898,552,022)		15,577,516,710

Other Assets, Less Liabilities — (6.3)%		(919,516,242)

Net Assets — 100.0%		$14,658,000,468

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$911,918,766	$21,765,411	(a)	$—	$(310,180)	$(421,414)	$932,952,583	933,139,211	$5,215,603	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,210,000	7,410,000	(a)	—	—	—	12,620,000	12,620,000	5,219		—

					$(310,180)	$(421,414)	$945,572,583		$5,220,822		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

114	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2000 Value ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	263	06/17/22	$27,173	$548,139

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$548,139

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(3,364,075)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$540,942

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$34,280,386

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$14,630,294,365	$396,971	$57,540	$14,630,748,876
Rights	—	5,410	—	5,410
Warrants	1,189,841	—	—	1,189,841
Money Market Funds	945,572,583	—	—	945,572,583

	$15,577,056,789	$402,381	$57,540	$15,577,516,710

Derivative financial instruments(a)
Assets
Futures Contracts	$548,139	$—	$—	$548,139

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	115

Statements of Assets and Liabilities

March 31, 2022

	iShares Russell Top 200 ETF	iShares Russell Top 200 Growth ETF	iShares Russell Top 200 Value ETF	iShares Russell 1000 ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,036,582,848	$4,813,356,235	$1,274,548,199	$30,273,913,433
Affiliated(c)	5,239,493	15,092,531	13,268,688	509,992,962
Cash	31,539	—	37,366	400,718
Cash pledged:
Futures contracts	85,000	346,000	132,000	3,494,000
Receivables:
Investments sold	—	3,430	—	—
Securities lending income — Affiliated	529	1,950	1,465	104,173
Capital shares sold	—	150,217	10,137	239,068
Dividends	551,585	1,183,025	1,154,859	19,390,442

Total assets	1,042,490,994	4,830,133,388	1,289,152,714	30,807,534,796

LIABILITIES
Bank overdraft	—	2,344	—	—
Collateral on securities loaned, at value	250,008	8,927,444	1,183,196	382,077,660
Payables:
Variation margin on futures contracts	25,579	79,920	35,697	965,902
Capital shares redeemed	—	—	—	276,366
Investment advisory fees	126,179	751,698	211,156	3,746,390

Total liabilities	401,766	9,761,406	1,430,049	387,066,318

NET ASSETS	$1,042,089,228	$4,820,371,982	$1,287,722,665	$30,420,468,478

NET ASSETS CONSIST OF:
Paid-in capital	$842,185,697	$3,585,209,887	$1,132,345,977	$23,077,179,074
Accumulated earnings	199,903,531	1,235,162,095	155,376,688	7,343,289,404

NET ASSETS	$1,042,089,228	$4,820,371,982	$1,287,722,665	$30,420,468,478

Shares outstanding	9,650,000	30,400,000	18,500,000	121,650,000

Net asset value	$107.99	$158.56	$69.61	$250.07

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$235,877	$8,477,052	$1,124,403	$368,370,896

(b) Investments, at cost — Unaffiliated	$823,374,029	$3,486,157,968	$1,072,970,876	$22,120,860,273

(c) Investments, at cost — Affiliated	$4,578,604	$15,091,337	$11,429,758	$488,650,136

See notes to financial statements.

116	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

March 31, 2022

	iShares Russell 1000 Growth ETF	iShares Russell 1000 Value ETF	iShares Russell 2000 ETF	iShares Russell 2000 Growth ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$70,631,705,999	$57,550,890,163	$61,870,674,313	$10,816,763,897
Affiliated(c)	1,259,247,245	975,025,944	6,037,676,546	1,627,243,640
Cash	379,493	4,075,210	2,168,763	618,621
Cash pledged:
Futures contracts	5,870,840	5,424,740	8,140,000	840,000
Receivables:
Investments sold	—	—	17,395,290	369,253
Securities lending income — Affiliated	296,163	170,901	4,538,171	1,374,996
Capital shares sold	—	509,718	17,381,566	158,641
Dividends	17,980,529	60,101,195	56,235,123	3,274,043

Total assets	71,915,480,269	58,596,197,871	68,014,209,772	12,450,643,091

LIABILITIES
Collateral on securities loaned, at value	1,167,851,745	555,381,853	5,979,779,289	1,616,440,037
Payables:
Investments purchased	—	64,887,296	13,451,407	—
Variation margin on futures contracts	1,289,154	1,408,492	1,092,072	139,207
Capital shares redeemed	871,299	—	56,717,383	1,112,333
Investment advisory fees	10,710,470	9,002,345	9,894,955	2,132,557

Total liabilities	1,180,722,668	630,679,986	6,060,935,106	1,619,824,134

NET ASSETS	$70,734,757,601	$57,965,517,885	$61,953,274,666	$10,830,818,957

NET ASSETS CONSIST OF:
Paid-in capital	$48,169,850,143	$50,228,156,111	$89,184,002,215	$12,807,153,217
Accumulated earnings (loss)	22,564,907,458	7,737,361,774	(27,230,727,549)	(1,976,334,260)

NET ASSETS	$70,734,757,601	$57,965,517,885	$61,953,274,666	$10,830,818,957

Shares outstanding	255,000,000	349,450,000	301,600,000	42,300,000

Net asset value	$277.39	$165.88	$205.42	$256.05

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$1,122,522,200	$535,094,975	$5,695,303,735	$1,542,968,538

(b) Investments, at cost — Unaffiliated	$46,309,989,557	$47,026,145,751	$79,199,215,036	$11,778,783,410

(c) Investments, at cost — Affiliated	$1,259,122,285	$887,846,547	$6,037,747,097	$1,627,225,639

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	117

Statements of Assets and Liabilities  (continued)

March 31, 2022

iShares Russell 2000 Value ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$14,631,944,127
Affiliated(c)	945,572,583
Cash	655,173
Cash pledged:
Futures contracts	2,007,000
Receivables:
Investments sold	12,750,383
Securities lending income — Affiliated	473,560
Capital shares sold	6,349,133
Dividends	21,276,021

Total assets	15,621,027,980

LIABILITIES
Collateral on securities loaned, at value	933,252,473
Payables:
Investments purchased	13,813,054
Variation margin on futures contracts	302,182
Capital shares redeemed	12,698,265
Investment advisory fees	2,961,538

Total liabilities	963,027,512

NET ASSETS	$14,658,000,468

NET ASSETS CONSIST OF:
Paid-in capital	$15,594,364,695
Accumulated loss	(936,364,227)

NET ASSETS	$14,658,000,468

Shares outstanding	90,800,000

Net asset value	$161.43

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$885,016,145

(b) Investments, at cost — Unaffiliated	$13,952,875,767

(c) Investments, at cost — Affiliated	$945,676,255

See notes to financial statements.

118	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2022

	iShares Russell Top 200 ETF	iShares Russell Top 200 Growth ETF	iShares Russell Top 200 Value ETF	iShares Russell 1000 ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$12,924,849	$32,692,981	$25,156,079	$394,833,291
Dividends — Affiliated	79,424	1,743	225,812	1,824,148
Securities lending income — Affiliated — net	4,536	25,984	2,459	933,886
Foreign taxes withheld	(2,514)	(6,019)	(4,984)	(83,510)

Total investment income	13,006,295	32,714,689	25,379,366	397,507,815

EXPENSES
Investment advisory fees	1,449,030	8,490,013	2,401,346	45,278,998
Professional fees	217	217	217	217

Total expenses	1,449,247	8,490,230	2,401,563	45,279,215

Net investment income	11,557,048	24,224,459	22,977,803	352,228,600

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(2,843,362)	(16,158,113)	(5,992,292)	(111,197,083)
Investments — Affiliated	(2,291)	207	(9,029)	64,838
In-kind redemptions — Unaffiliated	91,044,966	454,541,497	136,528,246	2,788,582,535
In-kind redemptions — Affiliated	408,388	—	1,502,605	9,081,559
Futures contracts	195,578	269,740	305,393	4,730,107

Net realized gain	88,803,279	438,653,331	132,334,923	2,691,261,956

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	31,610,512	168,756,598	(23,445,377)	586,168,895
Investments — Affiliated	(364,877)	1,194	(1,339,252)	(7,640,716)
Futures contracts	84,855	454,262	78,971	2,764,762

Net change in unrealized appreciation (depreciation)	31,330,490	169,212,054	(24,705,658)	581,292,941

Net realized and unrealized gain	120,133,769	607,865,385	107,629,265	3,272,554,897

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$131,690,817	$632,089,844	$130,607,068	$3,624,783,497

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	119

Statements of Operations  (continued)

Year Ended March 31, 2022

	iShares Russell 1000 Growth ETF	iShares Russell 1000 Value ETF	iShares Russell 2000 ETF	iShares Russell 2000 Growth ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$522,874,153	$1,069,820,496	$690,348,811	$44,875,181
Dividends — Affiliated	101,372	6,847,382	512,283	122,117
Securities lending income — Affiliated — net	2,823,576	1,161,917	36,433,108	9,381,231
Foreign taxes withheld	(95,063)	(240,339)	(1,124,400)	(60,008)

Total investment income	525,704,038	1,077,589,456	726,169,802	54,318,521

EXPENSES
Investment advisory fees	132,037,407	102,639,510	125,380,918	27,421,280
Professional fees	217	217	217	217

Total expenses	132,037,624	102,639,727	125,381,135	27,421,497

Net investment income	393,666,414	974,949,729	600,788,667	26,897,024

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(239,371,328)	582,481,652	(1,420,526,434)	335,207,570
Investments — Affiliated	(189,977)	(191,388)	(1,383,328)	(256,537)
In-kind redemptions — Unaffiliated	11,786,842,787	4,137,682,157	11,829,904,952	1,636,943,618
In-kind redemptions — Affiliated	—	31,849,054	—	—
Futures contracts	2,992,559	5,497,462	(6,016,216)	(847,766)

Net realized gain	11,550,274,041	4,757,318,937	10,401,978,974	1,971,046,885

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(2,634,234,901)	244,409,267	(14,943,486,025)	(3,783,986,035)
Investments — Affiliated	(656,023)	(28,769,370)	(3,304,804)	(920,613)
Futures contracts	7,130,233	3,945,636	4,933,206	849,977

Net change in unrealized appreciation (depreciation)	(2,627,760,691)	219,585,533	(14,941,857,623)	(3,784,056,671)

Net realized and unrealized gain (loss)	8,922,513,350	4,976,904,470	(4,539,878,649)	(1,813,009,786)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,316,179,764	$5,951,854,199	$(3,939,089,982)	$(1,786,112,762)

See notes to financial statements.

120	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended March 31, 2022

iShares Russell 2000 Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$253,648,496
Dividends — Affiliated	77,720
Securities lending income — Affiliated — net	5,143,102
Foreign taxes withheld	(449,907)

Total investment income	258,419,411

EXPENSES
Investment advisory fees	37,417,586
Professional fees	217

Total expenses	37,417,803

Net investment income	221,001,608

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	90,813,982
Investments — Affiliated	(310,180)
In-kind redemptions — Unaffiliated	2,669,494,572
Futures contracts	(3,364,075)

Net realized gain	2,756,634,299

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(2,478,580,876)
Investments — Affiliated	(421,414)
Futures contracts	540,942
Short sales — Unaffiliated	28

Net change in unrealized appreciation (depreciation)	(2,478,461,320)

Net realized and unrealized gain	278,172,979

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$499,174,587

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	121

Statements of Changes in Net Assets

	iShares Russell Top 200 ETF		iShares Russell Top 200 Growth ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,557,048	$11,229,444	$24,224,459	$22,947,783
Net realized gain	88,803,279	69,341,229	438,653,331	257,612,587
Net change in unrealized appreciation (depreciation)	31,330,490	222,490,850	169,212,054	935,040,813

Net increase in net assets resulting from operations	131,690,817	303,061,523	632,089,844	1,215,601,183

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(11,546,241)	(11,376,261)	(24,456,769)	(23,069,276)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	56,024,466	204,991,457	682,843,598	658,760,357

NET ASSETS
Total increase in net assets	176,169,042	496,676,719	1,290,476,673	1,851,292,264
Beginning of year	865,920,186	369,243,467	3,529,895,309	1,678,603,045

End of year	$1,042,089,228	$865,920,186	$4,820,371,982	$3,529,895,309

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

122	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares Russell Top 200 Value ETF		iShares Russell 1000 ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$22,977,803	$17,327,180	$352,228,600	$340,773,248
Net realized gain (loss)	132,334,923	(14,585,264)	2,691,261,956	1,663,056,836
Net change in unrealized appreciation (depreciation)	(24,705,658)	291,606,091	581,292,941	8,576,071,074

Net increase in net assets resulting from operations	130,607,068	294,348,007	3,624,783,497	10,579,901,158

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(22,928,866)	(17,442,740)	(357,765,384)	(354,009,239)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	26,107,292	487,305,987	5,598,922	(1,002,936,822)

NET ASSETS
Total increase in net assets	133,785,494	764,211,254	3,272,617,035	9,222,955,097
Beginning of year	1,153,937,171	389,725,917	27,147,851,443	17,924,896,346

End of year	$1,287,722,665	$1,153,937,171	$30,420,468,478	$27,147,851,443

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	123

Statements of Changes in Net Assets  (continued)

	iShares Russell 1000 Growth ETF		iShares Russell 1000 Value ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$393,666,414	$419,262,223	$974,949,729	$834,972,032
Net realized gain (loss)	11,550,274,041	8,071,587,640	4,757,318,937	(19,759,618)
Net change in unrealized appreciation (depreciation)	(2,627,760,691)	17,672,083,409	219,585,533	16,214,766,531

Net increase in net assets resulting from operations	9,316,179,764	26,162,933,272	5,951,854,199	17,029,978,945

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(401,934,860)	(411,316,899)	(973,061,947)	(827,083,590)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,335,411,437)	(5,430,037,516)	1,878,160,955	3,729,878,540

NET ASSETS
Total increase in net assets	7,578,833,467	20,321,578,857	6,856,953,207	19,932,773,895
Beginning of year	63,155,924,134	42,834,345,277	51,108,564,678	31,175,790,783

End of year	$70,734,757,601	$63,155,924,134	$57,965,517,885	$51,108,564,678

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

124	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares Russell 2000 ETF		iShares Russell 2000 Growth ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$600,788,667	$479,566,961	$26,897,024	$41,988,208
Net realized gain	10,401,978,974	8,154,534,099	1,971,046,885	704,281,225
Net change in unrealized appreciation (depreciation)	(14,941,857,623)	20,703,456,728	(3,784,056,671)	5,187,588,362

Net increase (decrease) in net assets resulting from operations	(3,939,089,982)	29,337,557,788	(1,786,112,762)	5,933,857,795

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(646,681,067)	(551,110,344)	(38,453,082)	(48,359,274)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,764,541,638)	7,914,467,041	573,103,014	(740,112,140)

NET ASSETS
Total increase (decrease) in net assets	(7,350,312,687)	36,700,914,485	(1,251,462,830)	5,145,386,381
Beginning of year	69,303,587,353	32,602,672,868	12,082,281,787	6,936,895,406

End of year	$61,953,274,666	$69,303,587,353	$10,830,818,957	$12,082,281,787

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	125

Statements of Changes in Net Assets  (continued)

	iShares Russell 2000 Value ETF

	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$221,001,608	$154,540,658
Net realized gain (loss)	2,756,634,299	(31,238,749)
Net change in unrealized appreciation (depreciation)	(2,478,461,320)	6,566,945,191

Net increase in net assets resulting from operations	499,174,587	6,690,247,100

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(248,644,243)	(177,203,668)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,911,845,387)	3,198,739,480

NET ASSETS
Total increase (decrease) in net assets	(1,661,315,043)	9,711,782,912
Beginning of year	16,319,315,511	6,607,532,599

End of year	$14,658,000,468	$16,319,315,511

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

126	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell Top 200 ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$94.64	$61.54	$65.66	$60.63	$53.88

Net investment income(a)	1.26	1.23	1.28	1.21	1.08
Net realized and unrealized gain (loss)(b)	13.37	33.09	(3.94)	4.97	6.71

Net increase (decrease) from investment operations	14.63	34.32	(2.66)	6.18	7.79

Distributions(c)
From net investment income	(1.28)	(1.22)	(1.46)	(1.15)	(1.04)

Total distributions	(1.28)	(1.22)	(1.46)	(1.15)	(1.04)

Net asset value, end of year	$107.99	$94.64	$61.54	$65.66	$60.63

Total Return(d)
Based on net asset value	15.48%	56.06%	(4.24)%	10.27%	14.55%

Ratios to Average Net Assets(e)
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.20%	1.48%	1.82%	1.91%	1.84%

Supplemental Data
Net assets, end of year (000)	$1,042,089	$865,920	$369,243	$213,382	$136,411

Portfolio turnover rate(f)	4%	5%	5%	5%	5%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	127

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell Top 200 Growth ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$134.47	$84.14	$82.24	$73.61	$61.44

Net investment income(a)	0.89	0.93	1.04	1.00	0.92
Net realized and unrealized gain(b)	24.09	50.31	1.90	8.60	12.18

Net increase from investment operations	24.98	51.24	2.94	9.60	13.10

Distributions(c)
From net investment income	(0.89)	(0.91)	(1.04)	(0.97)	(0.93)

Total distributions	(0.89)	(0.91)	(1.04)	(0.97)	(0.93)

Net asset value, end of year	$158.56	$134.47	$84.14	$82.24	$73.61

Total Return(d)
Based on net asset value	18.58%	61.04%	3.55%	13.11%	21.43%

Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	0.57%	0.77%	1.16%	1.27%	1.33%

Supplemental Data
Net assets, end of year (000)	$4,820,372	$3,529,895	$1,678,603	$1,377,486	$978,981

Portfolio turnover rate(f)	10%	11%	20%	15%	11%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

128	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell Top 200 Value ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$63.58	$44.04	$52.57	$50.39	$48.20

Net investment income(a)	1.30	1.26	1.40	1.31	1.17
Net realized and unrealized gain (loss)(b)	6.01	19.49	(8.38)	2.13	2.15

Net increase (decrease) from investment operations	7.31	20.75	(6.98)	3.44	3.32

Distributions(c)
From net investment income	(1.28)	(1.21)	(1.55)	(1.26)	(1.13)

Total distributions	(1.28)	(1.21)	(1.55)	(1.26)	(1.13)

Net asset value, end of year	$69.61	$63.58	$44.04	$52.57	$50.39

Total Return(d)
Based on net asset value	11.56%	47.63%	(13.72)%	6.92%	6.93%

Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.91%	2.31%	2.56%	2.54%	2.33%

Supplemental Data
Net assets, end of year (000)	$1,287,723	$1,153,937	$389,726	$425,831	$284,724

Portfolio turnover rate(f)	15%	17%	17%	14%	13%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	129

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19		Year Ended 03/31/18

Net asset value, beginning of year	$223.72	$141.59	$157.27	$146.79		$131.25

Net investment income(a)	2.88	2.74	2.96	2.74		2.50
Net realized and unrealized gain (loss)(b)	26.40	82.26	(15.46)	10.60		15.54

Net increase (decrease) from investment operations	29.28	85.00	(12.50)	13.34		18.04

Distributions(c)
From net investment income	(2.93)	(2.87)	(3.18)	(2.86)		(2.50)

Total distributions	(2.93)	(2.87)	(3.18)	(2.86)		(2.50)

Net asset value, end of year	$250.07	$223.72	$141.59	$157.27		$146.79

Total Return(d)
Based on net asset value	13.09%	60.37%	(8.15)%	9.18	%(e)	13.83%

Ratios to Average Net Assets(f)
Total expenses	0.15%	0.15%	0.15%	0.15%		0.15%

Net investment income	1.17%	1.44%	1.78%	1.80%		1.77%

Supplemental Data
Net assets, end of year (000)	$30,420,468	$27,147,851	$17,924,896	$19,312,905		$19,353,884

Portfolio turnover rate(g)	6%	5%	5%	6%		4%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

130	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Growth ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$243.05	$150.69	$151.33	$136.02	$113.76

Net investment income(a)	1.53	1.54	1.72	1.69	1.55
Net realized and unrealized gain (loss)(b)	34.37	92.34	(0.62)	15.31	22.26

Net increase from investment operations	35.90	93.88	1.10	17.00	23.81

Distributions(c)
From net investment income	(1.56)	(1.52)	(1.74)	(1.69)	(1.55)

Total distributions	(1.56)	(1.52)	(1.74)	(1.69)	(1.55)

Net asset value, end of year	$277.39	$243.05	$150.69	$151.33	$136.02

Total Return(d)
Based on net asset value	14.77%	62.44%	0.68%	12.57%	21.02%

Ratios to Average Net Assets(e)
Total expenses	0.18%	0.19%	0.19%	0.19%	0.20%

Net investment income	0.55%	0.72%	1.05%	1.17%	1.21%

Supplemental Data
Net assets, end of year (000)	$70,734,758	$63,155,924	$42,834,345	$42,729,330	$39,975,377

Portfolio turnover rate(f)	13%	14%	18%	12%	13%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	131

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Value ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19		Year Ended 03/31/18

Net asset value, beginning of year	$151.43	$99.22	$123.48	$119.95		$114.90

Net investment income(a)	2.83	2.69	3.14	2.86		2.67

Net realized and unrealized gain (loss)(b)	14.44	52.15	(23.93)	3.67		5.08

Net increase (decrease) from investment operations	17.27	54.84	(20.79)	6.53		7.75

Distributions(c)

From net investment income	(2.82)	(2.63)	(3.47)	(3.00)		(2.70)

Total distributions	(2.82)	(2.63)	(3.47)	(3.00)		(2.70)

Net asset value, end of year	$165.88	$151.43	$99.22	$123.48		$119.95

Total Return(d)

Based on net asset value	11.45%	55.84%	(17.30)%	5.53	%(e)	6.78%

Ratios to Average Net Assets(f)

Total expenses	0.18%	0.19%	0.19%	0.19%		0.20%

Net investment income	1.75%	2.15%	2.46%	2.36%		2.23%

Supplemental Data

Net assets, end of year (000)	$57,965,518	$51,108,565	$31,175,791	$37,877,550		$36,217,697

Portfolio turnover rate(g)	17%	18%	16%	17%		15%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

132	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$220.43	$114.62	$153.10	$151.96	$137.69

Net investment income(a)	1.97	1.73	1.83	1.89	1.79

Net realized and unrealized gain (loss)(b)	(14.89)	106.10	(38.22)	1.18	14.38

Net increase (decrease) from investment operations	(12.92)	107.83	(36.39)	3.07	16.17

Distributions(c)

From net investment income	(2.09)	(2.02)	(2.09)	(1.93)	(1.90)

Total distributions	(2.09)	(2.02)	(2.09)	(1.93)	(1.90)

Net asset value, end of year	$205.42	$220.43	$114.62	$153.10	$151.96

Total Return(d)

Based on net asset value	(5.92)%	94.67%	(24.04)%	2.01%	11.80%

Ratios to Average Net Assets(e)

Total expenses	0.19%	0.19%	0.19%	0.19%	0.20%

Net investment income	0.90%	1.01%	1.19%	1.21%	1.23%

Supplemental Data

Net assets, end of year (000)	$61,953,275	$69,303,587	$32,602,673	$43,174,723	$41,918,598

Portfolio turnover rate(f)	23%	20%	18%	22%	16%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	133

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Growth ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$300.18	$158.74	$196.60	$190.63	$161.84

Net investment income(a)	0.67	1.02	1.32	1.21	1.23

Net realized and unrealized gain (loss)(b)	(43.86)	141.60	(37.65)	6.04	28.91

Net increase (decrease) from investment operations	(43.19)	142.62	(36.33)	7.25	30.14

Distributions(c)

From net investment income	(0.94)	(1.18)	(1.53)	(1.28)	(1.35)

Total distributions	(0.94)	(1.18)	(1.53)	(1.28)	(1.35)

Net asset value, end of year	$256.05	$300.18	$158.74	$196.60	$190.63

Total Return(d)

Based on net asset value	(14.42)%	90.06%	(18.61)%	3.81%	18.68%

Ratios to Average Net Assets(e)

Total expenses	0.23%	0.24%	0.24%	0.24%	0.24%

Net investment income	0.23%	0.42%	0.66%	0.61%	0.70%

Supplemental Data

Net assets, end of year (000)	$10,830,819	$12,082,282	$6,936,895	$9,171,566	$9,207,286

Portfolio turnover rate(f)	40%	35%	33%	35%	26%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

134	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Value ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$159.14	$82.34	$119.84	$122.00	$118.27

Net investment income(a)	2.26	1.84	2.07	2.18	2.03

Net realized and unrealized gain (loss)(b)	2.61	77.01	(37.17)	(2.10)	3.93

Net increase (decrease) from investment operations	4.87	78.85	(35.10)	0.08	5.96

Distributions(c)

From net investment income	(2.58)	(2.05)	(2.40)	(2.24)	(2.23)

Total distributions	(2.58)	(2.05)	(2.40)	(2.24)	(2.23)

Net asset value, end of year	$161.43	$159.14	$82.34	$119.84	$122.00

Total Return(d)

Based on net asset value	3.07%	96.79%	(29.79)%	0.03%	5.06%

Ratios to Average Net Assets(e)

Total expenses	0.23%	0.24%	0.24%	0.24%	0.24%

Net investment income	1.39%	1.57%	1.74%	1.73%	1.67%

Supplemental Data

Net assets, end of year (000)	$14,658,000	$16,319,316	$6,607,533	$9,107,939	$8,838,621

Portfolio turnover rate(f)	35%	28%	25%	26%	23%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	135

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Russell Top 200	Diversified
Russell Top 200 Growth(a)	Diversified
Russell Top 200 Value	Diversified
Russell 1000	Diversified
Russell 1000 Growth(a)	Diversified
Russell 1000 Value	Diversified
Russell 2000	Diversified
Russell 2000 Growth	Diversified
Russell 2000 Value	Diversified

(a)

The Fund intends to be diversified in approximately the same proportion as its underlying index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its underlying index.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

136	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S.

N O T E S T O F I N A N C I A L S T A T E M E N T S	137

Notes to Financial Statements  (continued)

exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Russell Top 200
Barclays Bank PLC	$228,391	$228,391		$—	$—
Citigroup Global Markets, Inc.	1,206	1,206		—	—
Morgan Stanley	6,280	6,280		—	—

	$235,877	$235,877		$—	$—

Russell Top 200 Growth
Barclays Bank PLC	$16,227	$16,227		$—	$—
Citigroup Global Markets, Inc.	804	804		—	—
Credit Suisse Securities (USA) LLC	497,164	497,164		—	—
Goldman Sachs & Co. LLC	441,408	441,408		—	—
ING Financial Markets LLC	7,500,714	7,500,714		—	—
J.P. Morgan Securities LLC	2,412	2,412		—	—
Morgan Stanley	18,323	18,323		—	—

	$8,477,052	$8,477,052		$—	$—

Russell Top 200 Value
Barclays Bank PLC	$487,429	$487,429		$—	$—
Deutsche Bank Securities, Inc.	593,316	593,316		—	—
J.P. Morgan Securities LLC	38,132	38,132		—	—
Morgan Stanley	5,526	5,526		—	—

	$1,124,403	$1,124,403		$—	$—

138	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Russell 1000
Barclays Bank PLC	$44,256,520	$44,256,520		$—	$—
Barclays Capital, Inc.	6,646,514	6,646,514		—	—
BMO Capital Markets Corp.	162,006	162,006		—	—
BNP Paribas SA	68,598,121	68,598,121		—	—
BofA Securities, Inc.	21,478,696	21,478,696		—	—
Citadel Clearing LLC	147,323	147,323		—	—
Citigroup Global Markets, Inc.	57,260,364	57,260,364		—	—
Credit Suisse Securities (USA) LLC	4,471	4,471		—	—
Goldman Sachs & Co. LLC	62,389,868	62,389,868		—	—
HSBC Bank PLC	93,827	93,827		—	—
J.P. Morgan Securities LLC	63,574,358	63,574,358		—	—
Jefferies LLC	12,650	12,650		—	—
Morgan Stanley	16,963,848	16,963,848		—	—
National Financial Services LLC	3,335,393	3,335,393		—	—
Nomura Securities International, Inc.	96,152	96,152		—	—
RBC Capital Markets LLC	109,344	109,344		—	—
Scotia Capital (USA), Inc.	5,807,172	5,807,172		—	—
SG Americas Securities LLC	8,510	8,510		—	—
State Street Bank & Trust Co.	2,392,159	2,392,159		—	—
Toronto-Dominion Bank	1,942,592	1,942,592		—	—
UBS AG	8,283,875	8,283,875		—	—
UBS Securities LLC	2,492,621	2,492,621		—	—
Wells Fargo Bank N.A.	1,144,083	1,144,083		—	—
Wells Fargo Securities LLC	1,170,429	1,170,429		—	—

	$368,370,896	$368,370,896		$—	$—

Russell 1000 Growth
Barclays Bank PLC	$46,440,537	$46,440,537		$—	$—
Barclays Capital, Inc.	4,970,085	4,970,085		—	—
BMO Capital Markets Corp.	17,845	17,769		—	(76	)(b)
BNP Paribas SA	219,085,331	219,085,331		—	—
BofA Securities, Inc.	21,125,483	21,125,483		—	—
Citadel Clearing LLC	219,780	219,780		—	—
Citigroup Global Markets, Inc.	57,717,065	57,717,065		—	—
Credit Suisse Securities (USA) LLC	770,867	770,867		—	—
Deutsche Bank Securities, Inc.	75,509	75,509		—	—
Goldman Sachs & Co. LLC	36,536,335	36,536,335		—	—
HSBC Bank PLC	87,524	87,524		—	—
ING Financial Markets LLC	194,530	194,530		—	—
J.P. Morgan Securities LLC	139,677,005	139,677,005		—	—
Jefferies LLC	727,982	727,982		—	—
Mizuho Securities USA LLC	491,534	491,534		—	—
Morgan Stanley	84,615,263	84,615,263		—	—
National Financial Services LLC	3,592,211	3,592,211		—	—
Natixis SA	7,396,875	7,396,875		—	—
RBC Capital Markets LLC	108,480,000	108,480,000		—	—
Scotia Capital (USA), Inc.	84,654,452	84,654,452		—	—
SG Americas Securities LLC	2,585,977	2,585,977		—	—
State Street Bank & Trust Co.	54,214,691	54,214,691		—	—
Toronto-Dominion Bank	173,558,912	173,558,912		—	—
UBS AG	30,428,493	30,428,493		—	—
UBS Securities LLC	25,523,065	25,523,065		—	—
Virtu Americas LLC	4,526,372	4,526,372		—	—
Wells Fargo Bank N.A.	12,950,644	12,950,644		—	—
Wells Fargo Securities LLC	1,857,833	1,857,833		—	—

	$1,122,522,200	$1,122,522,124		$—	$(76)

N O T E S T O F I N A N C I A L S T A T E M E N T S	139

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Russell 1000 Value
Barclays Bank PLC	$36,941,696	$36,941,696		$—	$—
Barclays Capital, Inc.	9,921,857	9,921,857		—	—
BMO Capital Markets Corp.	132,285	132,285		—	—
BNP Paribas SA	93,353,497	93,353,497		—	—
BofA Securities, Inc.	34,157,888	34,157,888		—	—
Citadel Clearing LLC	1,165,853	1,165,853		—	—
Citigroup Global Markets, Inc.	85,485,646	85,485,646		—	—
Credit Suisse Securities (USA) LLC	656,679	656,679		—	—
Deutsche Bank Securities, Inc.	69,323	69,323		—	—
Goldman Sachs & Co. LLC	80,241,366	80,241,366		—	—
ING Financial Markets LLC	46,912	46,912		—	—
J.P. Morgan Securities LLC	57,010,976	57,010,976		—	—
Jefferies LLC	6,969,039	6,969,039		—	—
Morgan Stanley	22,732,355	22,732,355		—	—
National Financial Services LLC	2,772,064	2,772,064		—	—
RBC Capital Markets LLC	18,173,980	18,173,980		—	—
Scotia Capital (USA), Inc.	45,795,188	45,795,188		—	—
SG Americas Securities LLC	7,744,620	7,744,620		—	—
State Street Bank & Trust Co.	2,882,427	2,882,427		—	—
Toronto-Dominion Bank	2,196,057	2,196,057		—	—
UBS AG	3,286,957	3,286,957		—	—
UBS Securities LLC	5,774,437	5,774,437		—	—
Virtu Americas LLC	1,548,864	1,548,864		—	—
Wells Fargo Bank N.A.	11,041,200	11,041,200		—	—
Wells Fargo Securities LLC	4,993,809	4,993,809		—	—

	$535,094,975	$535,094,975		$—	$—

Russell 2000
Barclays Bank PLC	$283,876,080	$283,876,080		$—	$—
Barclays Capital, Inc.	69,015,011	69,015,011		—	—
BMO Capital Markets Corp.	180,539	180,539		—	—
BNP Paribas SA	1,112,106,574	1,112,106,574		—	—
BofA Securities, Inc.	540,935,069	540,935,069		—	—
Citadel Clearing LLC	14,610,004	14,610,004		—	—
Citigroup Global Markets, Inc.	196,959,377	196,959,377		—	—
Credit Suisse Securities (USA) LLC	15,055,590	15,055,590		—	—
Deutsche Bank Securities, Inc.	221,338	221,338		—	—
Goldman Sachs & Co. LLC	588,747,040	588,747,040		—	—
HSBC Bank PLC	4,501,588	4,501,588		—	—
ING Financial Markets LLC	517,399	517,399		—	—
J.P. Morgan Securities LLC	1,306,161,472	1,306,161,472		—	—
Jefferies LLC	37,646,094	37,646,094		—	—
Mizuho Securities USA LLC	102,422	102,422		—	—
Morgan Stanley	796,708,701	796,708,701		—	—
National Financial Services LLC	174,943,505	174,943,505		—	—
Natixis SA	20,519,374	20,519,374		—	—
Nomura Securities International, Inc.	963,304	963,304		—	—
Pershing LLC	4,722,289	4,722,289		—	—
RBC Capital Markets LLC	3,650,725	3,650,725		—	—
Scotia Capital (USA), Inc.	20,602,651	20,602,651		—	—
SG Americas Securities LLC	14,155,490	14,155,490		—	—
State Street Bank & Trust Co.	89,384,059	89,384,059		—	—
Toronto-Dominion Bank	75,514,719	75,514,719		—	—
UBS AG	105,982,797	105,982,797		—	—
UBS Securities LLC	59,994,492	59,994,492		—	—
Virtu Americas LLC	620,688	620,688		—	—
Wells Fargo Bank N.A.	56,906,321	56,906,321		—	—
Wells Fargo Securities LLC	99,999,023	99,999,023		—	—

	$5,695,303,735	$5,695,303,735		$—	$—

140	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Russell 2000 Growth
Barclays Bank PLC	$38,768,716	$38,768,716		$—	$—
Barclays Capital, Inc.	18,547,212	18,547,212		—	—
BMO Capital Markets Corp.	156,432	156,432		—	—
BNP Paribas SA	281,849,820	281,849,820		—	—
BofA Securities, Inc.	100,156,411	100,156,411		—	—
Citadel Clearing LLC	3,762,155	3,762,155		—	—
Citigroup Global Markets, Inc.	67,880,035	67,880,035		—	—
Credit Suisse Securities (USA) LLC	1,641,512	1,641,512		—	—
Deutsche Bank Securities, Inc.	131,882	131,882		—	—
Goldman Sachs & Co. LLC	196,688,903	196,688,903		—	—
HSBC Bank PLC	5,913,874	5,913,874		—	—
ING Financial Markets LLC	956,314	956,314		—	—
J.P. Morgan Securities LLC	389,545,084	389,545,084		—	—
Jefferies LLC	2,118,618	2,118,618		—	—
Mizuho Securities USA LLC	475,068	475,068		—	—
Morgan Stanley	200,570,090	200,570,090		—	—
National Financial Services LLC	37,303,250	37,303,250		—	—
Natixis SA	6,662,038	6,662,038		—	—
Nomura Securities International, Inc.	394,074	394,074		—	—
RBC Capital Markets LLC	1,092,115	1,092,115		—	—
Scotia Capital (USA), Inc.	16,181,538	16,181,538		—	—
SG Americas Securities LLC	4,092,005	4,092,005		—	—
State Street Bank & Trust Co.	50,816,007	50,816,007		—	—
Toronto-Dominion Bank	24,863,611	24,863,611		—	—
UBS AG	36,338,973	36,338,973		—	—
UBS Securities LLC	20,266,074	20,266,074		—	—
Wells Fargo Bank N.A.	18,483,784	18,483,784		—	—
Wells Fargo Securities LLC	17,312,943	17,312,943		—	—

	$1,542,968,538	$1,542,968,538		$—	$—

Russell 2000 Value
Barclays Bank PLC	$33,645,821	$33,645,821		$—	$—
Barclays Capital, Inc.	11,038,718	11,038,718		—	—
BMO Capital Markets Corp.	8,552	8,552		—	—
BNP Paribas SA	122,020,467	122,020,467		—	—
BofA Securities, Inc.	88,720,371	88,720,371		—	—
Citadel Clearing LLC	31,668	31,668		—	—
Citigroup Global Markets, Inc.	26,933,033	26,933,033		—	—
Credit Suisse Securities (USA) LLC	835,112	835,112		—	—
Deutsche Bank Securities, Inc.	168,190	168,190		—	—
Goldman Sachs & Co. LLC	120,077,269	120,077,269		—	—
HSBC Bank PLC	982,776	982,776		—	—
ING Financial Markets LLC	105,772	105,772		—	—
J.P. Morgan Securities LLC	142,393,887	142,393,887		—	—
Jefferies LLC	6,283,113	6,283,113		—	—
Morgan Stanley	182,903,552	182,903,552		—	—
National Financial Services LLC	21,952,683	21,952,683		—	—
Natixis SA	992,984	992,984		—	—
Pershing LLC	334,512	334,512		—	—
Scotia Capital (USA), Inc.	7,294,418	7,294,418		—	—
SG Americas Securities LLC	3,964,513	3,964,513		—	—
State Street Bank & Trust Co.	10,824,980	10,824,980		—	—
Toronto-Dominion Bank	13,444,736	13,444,736		—	—
UBS AG	24,528,723	24,528,723		—	—
UBS Securities LLC	15,378,312	15,378,312		—	—
Wells Fargo Bank N.A.	15,347,969	15,347,969		—	—
Wells Fargo Securities LLC	34,804,014	34,804,014		—	—

	$885,016,145	$885,016,145		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statementof assets and liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	141

Notes to Financial Statements  (continued)

(b)

The market value of the loaned securities is determined as of March 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Russell Top 200	0.15%
Russell Top 200 Growth	0.20
Russell Top 200 Value	0.20
Russell 1000	0.15

For its investment advisory services to each of the iShares Russell 1000 Growth and iShares Russell 1000 Value ETFs, BFA is entitled to an annual investment advisoryfee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain otheriShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $121 billion	0.2000%
Over $121 billion, up to and including $181 billion	0.1900
Over $181 billion, up to and including $231 billion	0.1805
Over $231 billion, up to and including $281 billion	0.1715
Over $281 billion	0.1630

142	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For its investment advisory services to the iShares Russell 2000 ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $46 billion	0.2000%
Over $46 billion, up to and including $81 billion	0.1900
Over $81 billion, up to and including $111 billion	0.1805
Over $111 billion, up to and including $141 billion	0.1715
Over $141 billion, up to and including $171 billion	0.1630
Over $171 billion	0.1548

Prior to July 14, 2021, for its investment advisory services to the iShares Russell 2000 ETF, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $46 billion	0.2000%
Over $46 billion, up to and including $81 billion	0.1900
Over $81 billion, up to and including $111 billion	0.1805
Over $111 billion, up to and including $141 billion	0.1715
Over $141 billion	0.1630

For its investment advisory services to each of the iShares Russell 2000 Growth and iShares Russell 2000 Value ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $46 billion	0.2500%
Over $46 billion, up to and including $81 billion	0.2375
Over $81 billion, up to and including $111 billion	0.2257
Over $111 billion, up to and including $141 billion	0.2144
Over $141 billion, up to and including $171 billion	0.2037
Over $171 billion	0.1935

Prior to July 14, 2021, for its investment advisory services to each of the iShares Russell 2000 Growth and iShares Russell 2000 Value ETFs, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $46 billion	0.2500%
Over $46 billion, up to and including $81 billion	0.2375
Over $81 billion, up to and including $111 billion	0.2257
Over $111 billion, up to and including $141 billion	0.2144
Over $141 billion	0.2037

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

N O T E S T O F I N A N C I A L S T A T E M E N T S	143

Notes to Financial Statements  (continued)

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, each Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended March 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Russell Top 200	$1,718
Russell Top 200 Growth	10,389
Russell Top 200 Value	850
Russell 1000	373,953
Russell 1000 Growth	1,127,493
Russell 1000 Value	459,043
Russell 2000	12,766,310
Russell 2000 Growth	3,233,569
Russell 2000 Value	1,852,828

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Russell Top 200	$16,453,300	$9,149,115	$(460,349)
Russell Top 200 Growth	242,881,835	119,558,592	(4,989,937)
Russell Top 200 Value	104,985,929	47,674,743	(511,566)
Russell 1000	601,464,820	420,219,537	(88,243,514)
Russell 1000 Growth	5,093,555,281	2,726,360,987	(166,856,682)
Russell 1000 Value	5,360,188,416	4,642,921,221	480,782,855
Russell 2000	1,328,395,204	3,253,588,370	29,407,988
Russell 2000 Growth	1,832,034,487	2,326,256,823	97,144,083
Russell 2000 Value	1,889,642,857	1,679,906,383	47,185,679

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

144	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended March 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Russell Top 200	$40,461,204	$40,996,930
Russell Top 200 Growth	415,391,490	408,745,057
Russell Top 200 Value	183,473,314	185,596,704
Russell 1000	1,762,470,899	1,771,964,952
Russell 1000 Growth	9,237,152,341	9,223,069,652
Russell 1000 Value	9,259,601,719	9,192,352,226
Russell 2000	15,231,128,264	15,208,468,310
Russell 2000 Growth	4,673,823,675	4,685,453,366
Russell 2000 Value	5,476,798,995	5,440,133,721

For the year ended March 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Russell Top 200	$282,294,453	$225,519,089
Russell Top 200 Growth	1,596,708,008	921,193,049
Russell Top 200 Value	424,662,114	395,895,420
Russell 1000	5,560,697,662	5,554,289,973
Russell 1000 Growth	19,281,790,815	20,627,818,604
Russell 1000 Value	12,730,999,361	10,837,114,326
Russell 2000	88,244,227,495	90,860,276,471
Russell 2000 Growth	5,122,191,069	4,555,484,133
Russell 2000 Value	4,963,332,868	6,896,438,219

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2022, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Russell Top 200	$90,956,012	$(90,956,012)
Russell Top 200 Growth	453,269,647	(453,269,647)
Russell Top 200 Value	136,950,638	(136,950,638)
Russell 1000	2,760,006,485	(2,760,006,485)
Russell 1000 Growth	11,756,792,919	(11,756,792,919)
Russell 1000 Value	4,092,132,179	(4,092,132,179)
Russell 2000	11,418,922,235	(11,418,922,235)
Russell 2000 Growth	1,601,588,776	(1,601,588,776)
Russell 2000 Value	2,577,153,666	(2,577,153,666)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/22	Year Ended 03/31/21

Russell Top 200
Ordinary income	$11,546,241	$11,376,261

Russell Top 200 Growth
Ordinary income	$24,456,769	$23,069,276

N O T E S T O F I N A N C I A L S T A T E M E N T S	145

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 03/31/22	Year Ended 03/31/21

Russell Top 200 Value
Ordinary income	$22,928,866	$17,442,740

Russell 1000
Ordinary income	$357,765,384	$354,009,239

Russell 1000 Growth
Ordinary income	$401,934,860	$411,316,899

Russell 1000 Value
Ordinary income	$973,061,947	$827,083,590

Russell 2000
Ordinary income	$646,681,067	$551,110,344

Russell 2000 Growth
Ordinary income	$38,453,082	$48,359,274

Russell 2000 Value
Ordinary income	$248,644,243	$177,203,668

As of March 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses (c)	Total

Russell Top 200	$106,642	$(11,215,984)	$211,012,873	$—	$199,903,531

Russell Top 200 Growth	—	(87,537,359)	1,322,699,454	—	1,235,162,095

Russell Top 200 Value	337,121	(43,326,562)	198,366,129	—	155,376,688

Russell 1000	—	(666,718,178)	8,010,007,582	—	7,343,289,404

Russell 1000 Growth	7,452,965	(1,603,451,678)	24,160,906,171	—	22,564,907,458

Russell 1000 Value	10,173,740	(2,426,541,811)	10,153,729,845	—	7,737,361,774

Russell 2000	—	(9,508,088,657)	(17,721,489,953)	(1,148,939)	(27,230,727,549)

Russell 2000 Growth	—	(934,647,008)	(1,041,458,186)	(229,066)	(1,976,334,260)

Russell 2000 Value	—	(1,454,504,025)	518,139,798	—	(936,364,227)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended March 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
Russell 1000 Value	$693,257,471
Russell 2000 Growth	387,389,371
Russell 2000 Value	125,998,624

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

146	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of March 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Russell Top 200	$830,809,468	$234,388,019	$(23,375,146)	$211,012,873
Russell Top 200 Growth	3,505,749,312	1,390,716,694	(68,017,240)	1,322,699,454
Russell Top 200 Value	1,089,450,758	225,064,895	(26,698,766)	198,366,129
Russell 1000	22,773,898,813	9,165,480,038	(1,155,472,456)	8,010,007,582
Russell 1000 Growth	47,730,047,073	25,915,825,540	(1,754,919,369)	24,160,906,171
Russell 1000 Value	48,372,186,262	12,267,334,015	(2,113,604,170)	10,153,729,845
Russell 2000	85,629,840,812	2,270,841,210	(19,992,331,163)	(17,721,489,953)
Russell 2000 Growth	13,485,465,723	1,354,490,836	(2,395,949,022)	(1,041,458,186)
Russell 2000 Value	15,059,376,912	2,362,144,573	(1,844,004,775)	518,139,798

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While

N O T E S T O F I N A N C I A L S T A T E M E N T S	147

Notes to Financial Statements  (continued)

offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/22		Year Ended 03/31/21

iShares ETF	Shares	Amount	Shares	Amount

Russell Top 200
Shares sold	2,650,000	$283,025,557	5,400,000	$403,904,934
Shares redeemed	(2,150,000)	(227,001,091)	(2,250,000)	(198,913,477)

Net increase	500,000	$56,024,466	3,150,000	$204,991,457

Russell Top 200 Growth
Shares sold	10,200,000	$1,599,356,266	10,200,000	$1,139,281,886
Shares redeemed	(6,050,000)	(916,512,668)	(3,900,000)	(480,521,529)

Net increase	4,150,000	$682,843,598	6,300,000	$658,760,357

Russell Top 200 Value
Shares sold	6,300,000	$425,716,600	10,250,000	$537,424,577
Shares redeemed	(5,950,000)	(399,609,308)	(950,000)	(50,118,590)

Net increase	350,000	$26,107,292	9,300,000	$487,305,987

Russell 1000
Shares sold	22,500,000	$5,575,530,487	18,700,000	$3,608,974,020
Shares redeemed	(22,200,000)	(5,569,931,565)	(23,950,000)	(4,611,910,842)

Net increase (decrease)	300,000	$5,598,922	(5,250,000)	$(1,002,936,822)

Russell 1000 Growth
Shares sold	70,050,000	$19,313,363,514	39,800,000	$8,178,323,867
Shares redeemed	(74,900,000)	(20,648,774,951)	(64,200,000)	(13,608,361,383)

Net decrease	(4,850,000)	$(1,335,411,437)	(24,400,000)	$(5,430,037,516)

Russell 1000 Value
Shares sold	79,150,000	$12,783,707,883	72,300,000	$9,602,615,676
Shares redeemed	(67,200,000)	(10,905,546,928)	(49,000,000)	(5,872,737,136)

Net increase	11,950,000	$1,878,160,955	23,300,000	$3,729,878,540

148	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 03/31/22		Year Ended 03/31/21

iShares ETF	Shares	Amount	Shares	Amount

Russell 2000
Shares sold	426,400,000	$93,255,342,373	598,650,000	$99,881,922,980
Shares redeemed	(439,200,000)	(96,019,884,011)	(568,700,000)	(91,967,455,939)

Net increase (decrease)	(12,800,000)	$(2,764,541,638)	29,950,000	$7,914,467,041

Russell 2000 Growth
Shares sold	17,950,000	$5,179,049,200	10,750,000	$2,590,349,644
Shares redeemed	(15,900,000)	(4,605,946,186)	(14,200,000)	(3,330,461,784)

Net increase (decrease)	2,050,000	$573,103,014	(3,450,000)	$(740,112,140)

Russell 2000 Value
Shares sold	33,300,000	$5,495,477,619	48,050,000	$6,188,984,235
Shares redeemed	(45,050,000)	(7,407,323,006)	(25,750,000)	(2,990,244,755)

Net increase (decrease)	(11,750,000)	$(1,911,845,387)	22,300,000	$3,198,739,480

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	LEGAL PROCEEDINGS

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation sought to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Russell 1000 ETF and iShares Russell 1000 Value ETF received proceeds of $750,618 and $4,187,372, respectively, in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but were subject to various appeals. On February 22, 2022, the United States Supreme Court refused to hear the last of these appeals and, accordingly, the Litigation is now closed.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	149

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Russell Top 200 ETF, iShares Russell Top 200 Growth ETF, iShares Russell Top 200 Value ETF, iShares Russell 1000 ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF and iShares Russell 2000 Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Russell Top 200 ETF, iShares Russell Top 200 Growth ETF, iShares Russell Top 200 Value ETF, iShares Russell 1000 ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF and iShares Russell 2000 Value ETF (nine of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

150	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Dividend Income

Russell Top 200	$12,760,512
Russell Top 200 Growth	31,446,770
Russell Top 200 Value	25,078,728
Russell 1000	379,930,842
Russell 1000 Growth	496,035,905
Russell 1000 Value	1,018,695,866
Russell 2000	569,310,881
Russell 2000 Growth	54,181,340
Russell 2000 Value	200,336,022

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Business Income

Russell Top 200	$175,780
Russell Top 200 Growth	783,410
Russell Top 200 Value	153,155
Russell 1000	11,171,593
Russell 1000 Growth	16,213,866
Russell 1000 Value	26,799,511
Russell 2000	62,788,936
Russell 2000 Growth	2,058,290
Russell 2000 Value	27,016,286

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Russell Top 200	100.00%
Russell Top 200 Growth	100.00%
Russell Top 200 Value	100.00%
Russell 1000	100.00%
Russell 1000 Growth	100.00%
Russell 1000 Value	100.00%
Russell 2000	87.29%
Russell 2000 Growth	100.00%
Russell 2000 Value	79.66%

I M P O R T A N T T A X I N F O R M A T I O N	151

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Russell Top 200 ETF, iShares Russell Top 200 Growth ETF, iShares Russell Top 200 Value ETF, iShares Russell 1000 ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF and iShares Russell 2000 Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

152	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

Russell Top 200(a)	$1.273482	$—	$0.005954	$1.279436	100%	—%	0	%(b)	100%
Russell Top 200 Growth(a)	0.880049	—	0.007518	0.887567	99	—	1		100
Russell Top 200 Value(a)	1.277450	—	0.003516	1.280966	100	—	0	(b)	100
Russell 1000(a)	2.885073	—	0.046256	2.931329	98	—	2		100
Russell 1000 Growth(a)	1.546840	—	0.016544	1.563384	99	—	1		100
Russell 1000 Value(a)	2.764878	—	0.051999	2.816877	98	—	2		100
Russell 2000(a)	1.969881	—	0.121415	2.091296	94	—	6		100
Russell 2000 Growth(a)	0.894444	—	0.041890	0.936334	96	—	4		100
Russell 2000 Value(a)	2.428697	—	0.155768	2.584465	94	—	6		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares Russell 1000 Value ETF and iShares Russell 2000 ETF (each a “Fund”, collectively the “Funds”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

S U P P L E M E N T A L I N F O R M A T I O N	153

Supplemental Information (unaudited) (continued)

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Funds in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration
Russell 1000 Value	$5,335,781	$2,494,827	$2,840,954	661	$653,110	$67,498
Russell 2000	6,147,199	2,874,218	3,272,981	661	752,430	77,763

154	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of March 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	155

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2006; iShares U.S. ETF Trust, since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (45)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

156	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

James Mauro (51)	Executive Vice President (since 2021).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	157

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

158	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	159

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-305-0322

MARCH 31, 2022

2022 Annual Report

iShares Trust

•  iShares Micro-Cap ETF | IWC | NYSE Arca

•  iShares Russell 2500 ETF | SMMD | Cboe BZX

•  iShares Russell 3000 ETF | IWV | NYSE Arca

•  iShares Russell Mid-Cap ETF | IWR | NYSE Arca

•  iShares Russell Mid-Cap Growth ETF | IWP | NYSE Arca

•  iShares Russell Mid-Cap Value ETF | IWS | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. The corporate bond market also faced inflationary headwinds, although the improving economy assuaged credit concerns and high-yield corporate bonds consequently declined less than investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. Sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	5.92%	15.65%

U.S. small cap equities (Russell 2000® Index)	(5.55)	(5.79)

International equities (MSCI Europe, Australasia, Far East Index)	(3.38)	1.16

Emerging market equities (MSCI Emerging Markets Index)	(8.20)	(11.37)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.04)	(3.31)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(5.92)	(4.15)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.55)	(4.47)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.16)	(0.66)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2022 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 11.92%. The strengthening economy supported equities, as high consumer spending drove robust growth, and most remaining coronavirus pandemic-related restrictions were eased. Increased economic activity led to strong corporate earnings as companies reaped the benefits of the recovery. Nonetheless, significant challenges emerged, particularly during the second half of the reporting period, including high inflation, rising interest rates, and the impacts of Russia’s invasion of Ukraine.

The U.S. economic recovery was powered primarily by consumers, who were supported by strong household balance sheets. Prior to the beginning of the reporting period, fiscal stimulus and business closures led to record-high personal savings rates. This allowed consumers to spend at an elevated level throughout much of the reporting period, as pent-up demand was released. The ensuing acceleration in economic activity allowed the U.S. to reach and then surpass its pre-pandemic output level. Hiring increased as businesses restored capacity, and unemployment decreased substantially, falling to 3.6% in March 2022.

The growing economy and rapid increases in consumer spending drove a significant rise in inflation. Supply chains for many goods were disrupted by the pandemic and were unable to quickly adapt to the rapid rebound in demand. In one prominent example of this dynamic, a global shortage of semiconductors created bottlenecks in the production of many goods, including automobiles. Consequently, the price of used cars rose sharply during the reporting period and was a notable factor in overall inflation. Oil prices also rose significantly as demand increased, and the supply of oil was constrained by a lack of investment. The strong job market led to higher wages, particularly at the lower end of the market. These factors led to higher prices in many areas of the economy. By the end of the reporting period the consumer price index, a widely used measure of prices in the U.S., grew at the fastest rate since 1982.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates and indicated that further increases could be necessary. Interest rates rose significantly in anticipation of further tightening, leading to higher borrowing costs for businesses.

Russia’s invasion of Ukraine in late February 2022 raised the prospect of substantial disruptions to the global economy and increased uncertainty in financial markets. The invasion was met with widespread condemnation and sanctions imposed by many countries on the Russian state, businesses, and individuals. This led to sharp volatility in energy markets, as Russia is a top producer of both oil and natural gas. Furthermore, both Russia and Ukraine are notable exporters of wheat, and the war’s disruption led to concerns surrounding food prices.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Micro-Cap ETF

Investment Objective

The iShares Micro-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of micro-capitalization U.S. equities, as represented by the Russell MicroCap® Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(11.41)%	9.67%	11.00%	(11.41)%	58.68%	183.88%
Fund Market	(11.65)	9.67	10.97	(11.65)	58.64	183.20
Index	(10.99)	9.86	11.14	(10.99)	60.02	187.46

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 897.90	$ 2.84		$ 1,000.00	$ 1,021.90	$ 3.02		0.60%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2022 (continued)	iShares® Micro-Cap ETF

Portfolio Management Commentary

Micro-capitalization U.S. stocks declined meaningfully for the reporting period despite strong economic growth and robust consumer spending. The healthcare sector was the leading detractor from the Index’s return, as the stocks of many smaller companies in the sector declined. Rising interest rates worked against companies early in the product development process, as investors sought more predictable cash flows as the cost of borrowing increased. The pharmaceuticals, biotechnology, and life sciences industry declined amid stiff competition from companies working to develop new treatments in similar areas. Merger and acquisition activity also slowed significantly, dampening investor interest in smaller companies that could be acquired by larger firms. Additionally, a relative dearth of positive news and muted enthusiasm for stocks with high valuations and minimal earnings pressured the industry.

Stocks in the consumer discretionary sector detracted notably from the Index’s performance despite the overall increase in consumer spending. The consumer durables industry faced headwinds as higher input costs led to reduced profits despite rising sales. Rising prices also challenged the specialty retail industry, as inflation increased the wholesale cost of goods for retailers. The information technology sector also detracted, as higher inflation and interest rates disproportionately pressured small-capitalization information technology stocks.

On the upside, stocks in the financials sector contributed the most to the Index’s return. Regional banks advanced amid growth in loans, a reduction in the probability of loan defaults, and higher interest rates, which allowed banks to charge more for loans. The energy sector also contributed amid higher prices for energy commodities. Rising oil and gas prices benefited companies in the oil, gas, and consumable fuels industry, as increased cash flow allowed companies to reduce debt while minimizing spending.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Health Care	23.8%
Financials	21.7
Industrials	11.6
Consumer Discretionary	10.7
Information Technology	9.4
Energy	8.3
Materials	4.6
Real Estate	4.4
Communication Services	2.9
Consumer Staples	2.0
Utilities	0.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Lantheus Holdings Inc.	0.8%
Houghton Mifflin Harcourt Co.	0.6
Civitas Resources Inc.	0.6
Alpha Metallurgical Resources Inc.	0.5
Peabody Energy Corp.	0.5
Arch Resources Inc.	0.5
NexPoint Residential Trust Inc.	0.4
Tellurian Inc.	0.4
IVERIC bio Inc.	0.4
Veritiv Corp.	0.4

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Russell 2500 ETF

Investment Objective

The iShares Russell 2500 ETF (the “Fund”) seeks to track the investment results of an index composed of mid- and small-capitalization U.S. equities, as represented by the Russell 2500TM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	0.17%	11.97%	0.17%	70.81%
Fund Market	0.35	12.02	0.35	71.22
Index	0.34	11.99	0.34	70.96

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/6/17. The first day of secondary market trading was 7/7/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 977.10	$ 0.35		$ 1,000.00	$ 1,024.60	$ 0.35		0.07%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2022 (continued)	iShares® Russell 2500 ETF

Portfolio Management Commentary

Mid- and small-capitalization U.S. stocks advanced marginally for the reporting period amid strong economic growth and robust consumer spending. The energy sector contributed the most to the Index’s return, as the rebounding economy accelerated demand for energy while supply remained constrained, leading to higher prices for energy commodities. The war in Ukraine drove further gains in oil prices as sanctions on Russia led to increased uncertainty surrounding supply. Rising oil and gas prices drove increased cash flow in the oil, gas, and consumable fuels industry, allowing companies to reduce their debt while minimizing spending.

The real estate sector was a notable contributor to the Index’s return amid a nationwide rise in both residential and commercial property prices. Despite rising interest rates, borrowing costs were historically low for much of the reporting period, which benefited real estate companies that rely heavily on debt financing.

On the downside, the healthcare sector was the leading detractor from the Index’s return, as the stocks of many smaller companies in the sector declined. Rising interest rates worked against companies early in the product development process, as investors sought more predictable cash flows as the cost of borrowing increased. The pharmaceuticals, biotechnology, and life sciences industry declined amid stiff competition from companies working to develop new treatments in similar areas. Merger and acquisition activity also slowed significantly, dampening investor enthusiasm for smaller companies that could be acquired by larger firms.

Stocks in the consumer discretionary sector also detracted from the Index’s performance despite an overall increase in consumer spending. The consumer durables industry declined amid investor expectations of a downturn in the housing market. The specialty retail industry faced headwinds from rising prices, as inflation increased the wholesale cost of goods for retailers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Investment Companies	42.9%
Information Technology	10.0
Industrials	9.8
Financials	8.0
Consumer Discretionary	6.5
Health Care	5.7
Real Estate	5.5
Materials	4.5
Energy	2.8
Consumer Staples	1.6
Utilities	1.4
Communication Services	1.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

iShares Russell 2000 ETF	42.9%
Devon Energy Corp.	0.6
MongoDB Inc.	0.5
Enphase Energy Inc.	0.4
ON Semiconductor Corp.	0.4
Diamondback Energy Inc.	0.4
Mosaic Co. (The)	0.4
PerkinElmer Inc.	0.3
Monolithic Power Systems Inc.	0.3
CF Industries Holdings Inc.	0.3

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Russell 3000 ETF

Investment Objective

The iShares Russell 3000 ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of U.S. equities, as represented by the Russell 3000® Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	11.75%	15.20%	14.09%	11.75%	102.91%	273.68%
Fund Market	11.85	15.23	14.10	11.85	103.12	274.10
Index	11.92	15.40	14.28	11.92	104.64	280.04

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,034.30	$ 1.01		$ 1,000.00	$ 1,023.90	$ 1.01		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2022 (continued)	iShares® Russell 3000 ETF

Portfolio Management Commentary

U.S. stocks advanced solidly for the reporting period amid strong economic growth and robust consumer spending. The information technology sector contributed the most to the Index’s return, driven primarily by the strong performance of the largest companies in the sector. These companies benefited from network effects, which allowed them to use existing products and services to attract new customers. The technology hardware and equipment industry was the top contributor amid strong growth in sales and profits. Increased sales of smartphones with 5G capability drove profits in the industry, as demand for these products outstripped supply, helped by discounts from wireless carriers. Increased sales of services, such as digital downloads and payment processing, also boosted the industry. The semiconductors and semiconductor equipment industry also gained amid a global shortage of semiconductors. High consumer demand for products that use semiconductors, including personal computers, video cards, and automobiles, led makers of semiconductors to ramp up production to record highs, boosting revenues.

The energy sector was a notable contributor to the Index’s return, as the rebounding economy accelerated demand for energy while supply remained constrained, leading to higher prices for energy commodities. The war in Ukraine drove further gains in oil prices. Rising oil and gas prices drove increased cash flow in the oil, gas, and consumable fuels industry, allowing companies to reduce their debt while minimizing spending.

The healthcare sector also contributed to the Index’s performance, buoyed by earnings growth. Elective medical procedures, which represent an important source of revenue for care providers, increased from pandemic-induced lows. The widespread adoption of COVID-19 vaccines and successful development of antiviral medications and antibody therapies to treat COVID-19 boosted sales for pharmaceuticals companies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	27.2%
Health Care	13.5
Consumer Discretionary	11.8
Financials	11.7
Industrials	8.9
Communication Services	8.5
Consumer Staples	5.6
Energy	3.9
Real Estate	3.6
Utilities	2.7
Materials	2.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Apple Inc.	6.0%
Microsoft Corp.	5.2
Amazon.com Inc.	3.2
Tesla Inc.	2.0
Alphabet Inc., Class A	1.9
Alphabet Inc., Class C	1.7
NVIDIA Corp.	1.5
Berkshire Hathaway Inc., Class B	1.5
Meta Platforms Inc, Class A	1.2
UnitedHealth Group Inc.	1.1

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Russell Mid-Cap ETF

Investment Objective

The iShares Russell Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities, as represented by the Russell MidCap® Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	6.72%	12.45%	12.68%	6.72%	79.84%	229.91%
Fund Market	6.74	12.47	12.69	6.74	79.94	230.13
Index	6.92	12.62	12.85	6.92	81.18	235.10

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,003.10	$ 0.90		$ 1,000.00	$ 1,024.00	$ 0.91		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2022 (continued)	iShares® Russell Mid-Cap ETF

Portfolio Management Commentary

Mid-capitalization U.S. stocks advanced for the reporting period amid strong economic growth and robust consumer spending. The energy sector contributed the most to the Index’s return, as the rebounding economy accelerated demand for energy while supply remained constrained, leading to higher prices for energy commodities. The war in Ukraine drove further gains in oil prices as sanctions on Russia led to increased uncertainty surrounding supply. Rising oil and gas prices drove increased cash flow in the oil, gas, and consumable fuels industry, allowing companies to reduce their debt while minimizing spending.

The real estate sector contributed meaningfully to the Index’s return amid a nationwide rise in residential property prices. Rising rents and high occupancy rates benefited real estate companies with residential properties, as younger workers moved out of family homes and into rental properties, boosting demand.

Stocks in the financials sector also contributed meaningfully, led by the insurance industry. As premiums and income grew, many insurers were able to increase insurance rates in an environment of higher inflation. The capital markets industry advanced amid growing assets under management and low interest rates, which facilitated borrowing to finance acquisitions. The materials sector was another contributor, as companies rebuilding their stocks of materials boosted demand, leading to strong earnings growth for materials companies.

On the downside, the consumer discretionary and communication services sectors detracted from the Index’s performance. The consumer durables industry faced headwinds amid slowing growth of home exercise equipment. Retailers also declined amid inflationary pressure, which weighed on earnings. The communication services sector declined as the media and entertainment industry was constrained by declining users on a photo-sharing platform. Changing consumer behavior also pressured makers of home-media entertainment devices as more customers enjoyed activities outside the home.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	17.9%
Industrials	14.5
Financials	12.7
Consumer Discretionary	11.3
Health Care	10.9
Real Estate	8.5
Materials	6.1
Energy	5.7
Utilities	5.2
Consumer Staples	3.8
Communication Services	3.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Marvell Technology Inc.	0.6%
Palo Alto Networks Inc.	0.6
Pioneer Natural Resources Co.	0.5
Marathon Petroleum Corp.	0.5
Synopsys Inc.	0.5
Archer-Daniels-Midland Co.	0.5
Dexcom Inc.	0.5
Occidental Petroleum Corp.	0.4
IDEXX Laboratories Inc.	0.4
McKesson Corp.	0.4

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Russell Mid-Cap Growth ETF

Investment Objective

The iShares Russell Mid-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the Russell MidCap® Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(1.09)%	14.86%	13.29%	(1.09)%	99.87%	248.23%
Fund Market	(1.16)	14.85	13.29	(1.16)	99.86	248.31
Index	(0.89)	15.10	13.52	(0.89)	102.04	255.35

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 898.30	$ 1.09		$ 1,000.00	$ 1,023.80	$ 1.16		0.23%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2022 (continued)	iShares® Russell Mid-Cap Growth ETF

Portfolio Management Commentary

Growth-oriented mid-capitalization U.S. stocks, which derive a significant portion of their prices from investors’ expectations of future growth, declined marginally for the reporting period. Growth stocks faced significant headwinds relative to other equities as they are particularly sensitive to interest rates, which rose as the Fed moved to a less accommodative monetary policy. Persistent inflation and the war in Ukraine led to concerns about slower economic growth, which also weighed on growth stocks.

The communication services sector was the largest detractor from the Index’s performance. The media and entertainment industry was negatively impacted by declining users on a photo-sharing platform amid stiff competition. Changing consumer behavior pressured makers of home-media entertainment devices, as more customers enjoyed outside activities. A slowdown in user growth for subscriptions to streaming audio also weighed on the industry.

Stocks in the consumer discretionary sector also detracted, despite an overall increase in consumer spending. The internet and direct marketing industry declined, as the high rate of growth that began with the pandemic receded amid slowing e-commerce, including sales for food delivery, goods, and used cars. Sales of home exercise equipment slowed as more people returned to gyms, weighing on the consumer durables industry.

On the upside, the information technology sector contributed the most to the Index’s return, led by the software and services industry. Makers of cybersecurity software benefited from increased sales, as more companies invested in security products to protect their online activities. The semiconductors and semiconductor equipment industry gained, as a global shortage of semiconductors helped support profits in the industry. The energy sector also contributed, as the oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow and allowed companies to reduce their debt.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	34.8%
Health Care	17.1
Industrials	15.3
Consumer Discretionary	15.2
Financials	5.3
Communication Services	3.2
Energy	2.5
Real Estate	2.4
Consumer Staples	2.0
Materials	2.0
Utilities	0.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Palo Alto Networks Inc.	1.7%
Dexcom Inc.	1.4
IDEXX Laboratories Inc.	1.3
Fortinet Inc.	1.3
Crowdstrike Holdings Inc., Class A	1.3
Cadence Design Systems Inc.	1.3
Chipotle Mexican Grill Inc.	1.2
Lululemon Athletica Inc.	1.2
Datadog Inc., Class A	1.1
Paychex Inc.	1.1

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Russell Mid-Cap Value ETF

Investment Objective

The iShares Russell Mid-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Russell MidCap® Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	11.19%	9.78%	11.78%	11.19%	59.48%	204.62%
Fund Market	11.12	9.81	11.79	11.12	59.64	204.90
Index	11.45	9.99	12.01	11.45	61.01	210.96

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,064.30	$ 1.18		$ 1,000.00	$ 1,023.80	$ 1.16		0.23%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2022 (continued)	iShares® Russell Mid-Cap Value ETF

Portfolio Management Commentary

Value-oriented mid-capitalization U.S. stocks advanced solidly for the reporting period amid strong economic growth and robust consumer spending. The energy sector was the leading contributor to the Index’s return amid higher prices for energy commodities. As the global economy rebounded following the initial disruptions of the coronavirus pandemic, demand for energy accelerated while supply remained constrained. Consequently, the prices of oil, natural gas, and coal all rose notably during the reporting period. The war in Ukraine drove further gains in oil prices as sanctions on Russia led to increased uncertainty surrounding supply. The oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending.

The real estate sector was another significant contributor to the Index’s performance amid a nationwide rise in residential property prices. Despite rising interest rates, borrowing costs were historically low for much of the reporting period, benefiting the real estate sector, which relies heavily on debt financing. Rising rents and high occupancy rates benefited real estate companies with residential properties, as younger workers moved out of family homes and into rental properties, boosting demand.

Stocks in the financials sector also contributed to the Index’s performance, as the strengthening economy and higher interest rates drove earnings growth. The insurance industry was the primary source of strength, continuing its recovery from the adverse effects of the pandemic. Premiums and income grew in the industry, as many insurers were able to increase insurance rates in an environment of higher inflation. The consumer durables industry faced headwinds as higher input costs led to reduced profits despite rising sales.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Financials	16.4%
Industrials	14.1
Real Estate	11.5
Information Technology	9.4
Consumer Discretionary	9.3
Materials	8.1
Health Care	7.8
Utilities	7.8
Energy	7.3
Consumer Staples	4.7
Communication Services	3.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Marvell Technology Inc.	0.8%
Marathon Petroleum Corp.	0.7
Archer-Daniels-Midland Co.	0.7
Prudential Financial Inc.	0.6
Kroger Co. (The)	0.6
Welltower Inc.	0.6
Corteva Inc.	0.6
Occidental Petroleum Corp.	0.6
Aflac Inc.	0.6
Valero Energy Corp.	0.6

(a)	Excludes money market funds.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	17

Schedule of Investments March 31, 2022	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
AerSale Corp.(a)	36,976	$581,263
Air Industries Group(a)(b)	60,139	50,210
Astronics Corp.(a)	57,836	747,820
Astrotech Corp.(a)	110,296	79,512
Byrna Technologies Inc.(a)(b)	42,725	349,063
Cadre Holdings Inc.	14,687	360,713
CPI Aerostructures Inc.(a)	26,847	79,199
Ducommun Inc.(a)	25,033	1,311,479
Innovative Solutions & Support Inc.(a)	30,690	247,362
National Presto Industries Inc.	11,896	915,397
Park Aerospace Corp.	44,439	579,929
SIFCO Industries Inc.(a)	6,362	31,545
Sigma Labs Inc.(a)(b)	26,460	53,978
Triumph Group Inc.(a)	147,571	3,730,595
Vectrus Inc.(a)	26,870	963,558
Virtra Inc.(a)(b)	17,782	108,470

		10,190,093

Air Freight & Logistics — 0.1%
Air T Inc.(a)(b)	2,754	62,654
Radiant Logistics Inc.(a)	90,471	576,300

		638,954

Airlines — 0.0%
Mesa Air Group Inc.(a)	80,527	354,319

Auto Components — 0.5%
Cooper-Standard Holdings Inc.(a)	39,144	343,293
Horizon Global Corp.(a)	53,644	306,307
Modine Manufacturing Co.(a)	115,401	1,039,763
Motorcar Parts of America Inc.(a)	43,627	777,870
Stoneridge Inc.(a)(b)	60,262	1,251,039
Strattec Security Corp.(a)(b)	8,905	331,889
Superior Industries International Inc.(a)	57,284	266,944
Sypris Solutions Inc.(a)	28,231	75,941
Unique Fabricating Inc.(a)	21,060	40,014
XL Fleet Corp.(a)	274,975	547,200

		4,980,260

Automobiles — 0.2%
Arcimoto Inc.(a)(b)	66,398	438,891
AYRO Inc.(a)	76,841	98,356
Mullen Automotive Inc.(a)(b)	35,372	105,409
Volcon Inc.(a)(b)	14,853	28,369
Workhorse Group Inc.(a)(b)	358,040	1,790,200

		2,461,225

Banks — 14.2%
ACNB Corp.	19,795	691,835
Affinity Bancshares Inc.(a)	14,235	223,917
Allegiance Bancshares Inc.	44,031	1,967,305
Amalgamated Financial Corp.	31,944	574,034
Amerant Bancorp Inc.	60,917	1,924,368
American National Bankshares Inc.	24,321	916,415
AmeriServ Financial Inc.	32,603	131,716
Ames National Corp.	20,375	506,523
Arrow Financial Corp.	32,384	1,049,889
Auburn National Bancorp. Inc.	5,598	184,790
Bancorp. Inc. (The)(a)	120,978	3,427,307
Bank First Corp.	15,406	1,109,078
Bank of Marin Bancorp., Class A	35,994	1,262,310
Bank of Princeton (The)	13,219	381,368

Security	Shares	Value

Banks (continued)
Bank of South Carolina Corp.	8,282	$154,459
Bank of the James Financial Group Inc.	9,095	132,787
Bank7 Corp.	7,942	187,590
BankFinancial Corp.	27,484	284,734
Bankwell Financial Group Inc.	14,019	474,263
Bar Harbor Bankshares	34,319	982,210
Baycom Corp.	23,168	504,367
BCB Bancorp. Inc.	34,020	620,865
Blue Ridge Bankshares Inc.	40,336	611,897
Business First Bancshares Inc.	44,519	1,083,147
Byline Bancorp Inc.	58,437	1,559,099
C&F Financial Corp.	7,676	384,644
California Bancorp Inc.(a)(b)	17,733	408,036
Cambridge Bancorp.	15,926	1,353,710
Camden National Corp.	33,760	1,588,070
Capital Bancorp Inc./MD	18,647	426,270
Capital City Bank Group Inc.	31,344	826,228
Capstar Financial Holdings Inc.	47,535	1,002,038
Carter Bankshares Inc.(a)	60,072	1,043,451
CB Financial Services Inc.(b)	11,182	263,336
CBTX Inc.	43,155	1,337,805
Central Pacific Financial Corp.	60,335	1,683,347
Central Valley Community Bancorp.	23,827	556,360
Chemung Financial Corp.	8,095	377,956
ChoiceOne Financial Services Inc.	16,180	405,471
Citizens & Northern Corp.	36,338	885,920
Citizens Community Bancorp. Inc./WI	23,360	352,970
Citizens Holding Co.	10,959	211,509
Civista Bancshares Inc.	34,042	820,412
CNB Financial Corp./PA	37,632	990,474
Coastal Financial Corp./WA(a)(b)	23,696	1,084,092
Codorus Valley Bancorp. Inc.	21,366	470,052
Colony Bankcorp Inc.	25,758	480,902
Community Financial Corp. (The)	12,166	486,640
Community Trust Bancorp. Inc.	36,530	1,505,036
Community West Bancshares	16,292	228,251
ConnectOne Bancorp. Inc.	86,794	2,778,276
CrossFirst Bankshares Inc.(a)(b)	106,962	1,685,721
Customers Bancorp. Inc.(a)(b)	70,552	3,678,581
Dime Community Bancshares Inc.	78,208	2,703,651
Eagle Bancorp. Montana Inc.	14,750	329,368
Emclaire Financial Corp.	5,458	204,784
Enterprise Bancorp. Inc./MA	21,581	865,830
Equity Bancshares Inc., Class A(b)	31,409	1,014,825
Esquire Financial Holdings Inc.(a)(b)	16,289	547,473
Evans Bancorp. Inc.	12,155	461,890
Farmers & Merchants Bancorp. Inc./Archbold OH(b)	23,814	860,876
Farmers National Banc Corp.	71,871	1,226,119
Fidelity D&D Bancorp. Inc.	9,281	430,917
Financial Institutions Inc.	36,600	1,102,758
Finwise Bancorp.(a)(b)	8,178	140,253
First Bancorp. Inc. (The)	24,456	735,636
First Bancshares Inc. (The)	46,963	1,580,775
First Bank/Hamilton NJ	36,112	513,513
First Business Financial Services Inc.	18,777	616,073
First Capital Inc.	7,659	296,020
First Community Bankshares Inc.	38,978	1,099,569
First Community Corp./SC	17,184	364,301
First Financial Corp./IN	26,603	1,151,378
First Financial Northwest Inc.	16,636	284,642

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
First Foundation Inc.	116,704	$2,834,740
First Guaranty Bancshares Inc.	23,831	570,514
First Internet Bancorp.	21,523	925,704
First Mid Bancshares Inc.	38,856	1,495,567
First National Corp./VA	9,651	202,671
First Northwest Bancorp.	18,614	411,183
First of Long Island Corp. (The)	51,898	1,009,935
First Savings Financial Group Inc.	14,436	354,259
First U.S. Bancshares Inc.	12,956	150,549
First United Corp.	14,894	335,562
First Western Financial Inc.(a)	15,082	471,463
Five Star Bancorp.	28,808	815,266
Flushing Financial Corp.	67,972	1,519,174
FNCB Bancorp Inc.	39,408	373,194
Franklin Financial Services Corp.	9,623	323,140
FVCBankcorp Inc.(a)(b)	27,665	574,049
German American Bancorp. Inc.	57,660	2,190,503
Glen Burnie Bancorp.	5,741	71,877
Great Southern Bancorp. Inc.	23,888	1,409,631
Guaranty Bancshares Inc./TX	18,889	661,115
Hanmi Financial Corp.	70,545	1,736,112
HarborOne Bancorp Inc.	109,422	1,534,096
Hawthorn Bancshares Inc.	13,824	349,471
HBT Financial Inc.	24,030	436,865
Heritage Commerce Corp.	135,506	1,524,443
HomeStreet Inc.	44,579	2,112,153
HomeTrust Bancshares Inc.	34,710	1,024,986
Horizon Bancorp Inc./IN	99,351	1,854,883
Independent Bank Corp./MI	47,769	1,050,918
Investar Holding Corp.(b)	22,310	425,898
Lakeland Bancorp. Inc.	143,909	2,403,280
Landmark Bancorp. Inc./Manhattan KS	9,872	259,930
LCNB Corp.	23,505	412,748
Limestone Bancorp. Inc.	12,023	250,800
Macatawa Bank Corp.	60,955	549,205
MainStreet Bancshares Inc.	16,356	397,614
Malvern Bancorp. Inc.(a)(b)	16,832	271,164
Mercantile Bank Corp.	36,213	1,282,664
Meridian Corp.	12,486	400,676
Metrocity Bankshares Inc.	43,932	1,031,523
Metropolitan Bank Holding Corp.(a)(b)	23,418	2,383,250
Mid Penn Bancorp. Inc.	33,011	885,025
Middlefield Banc Corp.	13,214	327,971
Midland States Bancorp. Inc.	49,644	1,432,726
MidWestOne Financial Group Inc.	33,291	1,101,932
MVB Financial Corp.	23,821	988,572
National Bankshares Inc.	14,069	523,226
Nicolet Bankshares Inc.(a)(b)	28,261	2,644,382
Northeast Bank	17,419	594,162
Northrim Bancorp. Inc.	13,849	603,401
Norwood Financial Corp.	17,516	500,782
Oak Valley Bancorp.	15,777	291,086
Ohio Valley Banc Corp.	10,178	307,376
Old Point Financial Corp.	8,804	215,698
Old Second Bancorp. Inc.	64,423	934,778
Orange County Bancorp Inc.	12,042	481,800
Origin Bancorp Inc.	52,064	2,201,787
Orrstown Financial Services Inc.	25,539	585,609
Parke Bancorp. Inc.	23,176	547,185
Partners Bancorp.	23,930	220,395

Security	Shares	Value

Banks (continued)
Pathfinder Bancorp. Inc.	7,807	$166,367
Patriot National Bancorp Inc.(a)	8,847	149,780
PCB Bancorp.	27,729	636,381
Peapack Gladstone Financial Corp.	41,170	1,430,658
Penns Woods Bancorp. Inc.	15,785	385,628
Peoples Bancorp. Inc./OH	59,186	1,853,114
Peoples Bancorp. of North Carolina Inc.	10,319	296,155
Peoples Financial Services Corp.	16,292	822,420
Plumas Bancorp.	11,090	422,529
Preferred Bank/Los Angeles CA	23,500	1,741,115
Premier Financial Corp.	83,864	2,543,595
Primis Financial Corp.	56,095	784,208
Professional Holding Corp., Class A(a)	28,770	649,051
QCR Holdings Inc.	35,429	2,004,927
RBB Bancorp.	32,740	769,063
Red River Bancshares Inc.	10,416	551,111
Republic Bancorp. Inc./KY, Class A	21,857	982,254
Republic First Bancorp. Inc.(a)(b)	105,361	543,663
Richmond Mutual Bancorp. Inc.	25,635	437,333
Riverview Bancorp. Inc.	49,107	370,758
Salisbury Bancorp. Inc.	6,163	345,128
SB Financial Group Inc.	15,949	317,545
Shore Bancshares Inc.	38,949	797,676
Sierra Bancorp.	32,555	813,224
SmartFinancial Inc.	32,137	822,064
Sound Financial Bancorp. Inc.	5,272	201,021
South Plains Financial Inc.	24,498	651,157
Southern First Bancshares Inc.(a)	17,345	881,820
Southern States Bancshares Inc.(b)	5,329	122,940
Spirit of Texas Bancshares Inc.	29,854	784,563
Stock Yards Bancorp. Inc.	56,102	2,967,796
Summit Financial Group Inc.	25,937	663,728
Summit State Bank	12,856	218,938
Third Coast Bancshares Inc.(a)	9,216	212,890
TriState Capital Holdings Inc.(a)	68,196	2,266,153
Union Bankshares Inc./Morrisville VT	9,333	286,990
United Bancorp. Inc./OH	11,475	206,894
United Bancshares Inc./OH	6,028	193,860
United Security Bancshares/Fresno CA	32,967	273,626
Unity Bancorp. Inc.	16,384	458,424
Univest Financial Corp.	67,588	1,808,655
USCB Financial Holdings Inc.(a)	23,060	330,450
Village Bank and Trust Financial Corp.	1,448	76,454
Virginia National Bankshares Corp.(b)	10,898	375,981
Washington Trust Bancorp. Inc.	40,289	2,115,172
West Bancorp. Inc.	37,636	1,024,076

		155,330,485

Beverages — 0.0%
Alkaline Water Co. Inc. (The)(a)(b)	194,353	178,805
Fresh Vine Wine Inc.(a)(b)	7,169	24,016
Reed’s Inc.(a)(b)	214,795	64,546
Willamette Valley Vineyards Inc.(a)	10,992	99,258
Winc Inc.(a)	3,635	11,523
Zevia PBC, Class A(a)(b)	24,429	111,640

		489,788

Biotechnology — 12.5%
180 Life Sciences Corp.(a)(b)	68,995	178,697
4D Molecular Therapeutics Inc.(a)(b)	64,449	974,469
89bio Inc.(a)	23,320	87,916

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2022	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Aadi Bioscience Inc.(a)(b)	42,383	$719,240
Abeona Therapeutics Inc.(a)(b)	274,613	86,503
Acorda Therapeutics Inc.(a)(b)	24,858	40,021
Actinium Pharmaceuticals Inc.(a)(b)	52,191	266,696
Acumen Pharmaceuticals Inc.(a)(b)	66,096	258,435
Acurx Pharmaceuticals Inc.(a)(b)	15,191	49,826
Adicet Bio Inc.(a)	59,898	1,196,163
Aditx Therapeutics Inc.(a)(b)	29,674	13,546
ADMA Biologics Inc.(a)	415,086	759,607
Adverum Biotechnologies Inc.(a)(b)	198,135	259,557
Aeglea BioTherapeutics Inc.(a)	95,450	219,535
Aerovate Therapeutics Inc.(a)(b)	30,631	561,466
Affimed NV(a)	267,979	1,171,068
Agenus Inc.(a)	505,949	1,244,635
AgeX Therapeutics Inc.(a)	57,542	49,141
Aileron Therapeutics Inc.(a)(b)	175,420	89,885
AIM ImmunoTech Inc.(a)(b)	111,404	118,088
Akebia Therapeutics Inc.(a)(b)	402,732	289,121
Akero Therapeutics Inc.(a)	59,253	840,800
Akouos Inc.(a)(b)	54,941	260,970
Alaunos Therapeutics Inc.(a)(b)	491,811	320,857
Albireo Pharma Inc.(a)(b)	38,955	1,162,028
Aldeyra Therapeutics Inc.(a)(b)	113,545	504,708
Aligos Therapeutics Inc.(a)	47,665	102,480
Allena Pharmaceuticals Inc.(a)(b)	123,380	28,525
Alpine Immune Sciences Inc.(a)(b)	26,780	240,217
Altimmune Inc.(a)	92,169	561,309
AnaptysBio Inc.(a)	44,961	1,112,335
Anavex Life Sciences Corp.(a)(b)	155,777	1,917,615
Anika Therapeutics Inc.(a)	33,258	835,108
Anixa Biosciences Inc.(a)(b)	63,120	172,949
Annexon Inc.(a)	73,214	199,874
Annovis Bio Inc.(a)(b)	12,475	166,541
Applied Genetic Technologies Corp./DE(a)(b)	99,000	105,930
Applied Therapeutics Inc.(a)(b)	41,624	87,827
Aprea Therapeutics Inc.(a)(b)	42,200	78,492
Aptevo Therapeutics Inc.(a)	5,797	34,028
Aptinyx Inc.(a)(b)	103,641	235,265
AquaBounty Technologies Inc.(a)(b)	149,354	279,292
Aravive Inc.(a)(b)	35,343	68,212
Arbutus Biopharma Corp.(a)	209,606	624,626
ARCA biopharma Inc.(a)(b)	34,787	80,010
Arcellx Inc.(a)(b)	21,392	299,916
Arcturus Therapeutics Holdings Inc.(a)	49,123	1,324,356
Ardelyx Inc.(a)	218,932	234,257
Aridis Pharmaceuticals Inc.(a)(b)	23,003	40,485
Armata Pharmaceuticals Inc.(a)(b)	22,662	110,817
Assembly Biosciences Inc.(a)(b)	99,114	204,175
Astria Therapeutics Inc.(a)	9,038	60,645
Athenex Inc.(a)(b)	197,634	163,937
Athersys Inc.(a)(b)	493,273	298,677
Atossa Therapeutics Inc.(a)(b)	267,397	334,246
Atreca Inc., Class A(a)	59,797	189,556
aTyr Pharma Inc.(a)(b)	62,745	335,686
Aura Biosciences Inc.(a)	12,912	284,064
Avalo Therapeutics Inc.(a)(b)	149,698	108,486
AVEO Pharmaceuticals Inc.(a)(b)	70,712	395,280
Avid Bioservices Inc.(a)(b)	139,989	2,851,576
Avidity Biosciences Inc.(a)	86,955	1,606,059
Avita Medical Inc.(a)(b)	56,616	480,104

Security	Shares	Value

Biotechnology (continued)
Avrobio Inc.(a)(b)	88,359	$116,634
Axcella Health Inc.(a)(b)	47,034	120,877
Aziyo Biologics Inc., Class A(a)(b)	5,901	35,111
Benitec Biopharma Inc.(a)	17,861	41,705
Beyondspring Inc.(a)	53,055	116,721
BioCardia Inc.(a)(b)	31,740	65,702
Biocept Inc.(a)(b)	38,675	89,726
Biomea Fusion Inc.(a)(b)	50,417	224,860
Bio-Path Holdings Inc.(a)	15,230	58,483
BioVie Inc.(a)	9,039	42,664
Bioxcel Therapeutics Inc.(a)(b)	40,099	838,470
Bolt Biotherapeutics Inc.(a)	54,429	149,135
BrainStorm Cell Therapeutics Inc.(a)	72,704	244,285
Cabaletta Bio Inc.(a)	51,037	103,605
Caladrius Biosciences Inc.(a)	137,552	99,313
Calithera Biosciences Inc.(a)(b)	160,001	64,640
Calyxt Inc.(a)	33,350	34,684
Candel Therapeutics Inc.(a)(b)	37,262	189,664
Capricor Therapeutics Inc.(a)(b)	51,522	176,720
Cardiff Oncology Inc.(a)(b)	88,218	218,781
CASI Pharmaceuticals Inc.(a)(b)	249,724	202,202
Catalyst Biosciences Inc.(a)	72,389	47,777
Catalyst Pharmaceuticals Inc.(a)	224,309	1,859,522
Celcuity Inc.(a)(b)	22,753	212,741
Celldex Therapeutics Inc.(a)(b)	106,499	3,627,356
Cellectar Biosciences Inc.(a)	131,341	90,336
CEL-SCI Corp.(a)(b)	83,913	329,778
CELSION Corp., NVS	12,856	65,051
Checkmate Pharmaceuticals Inc.(a)	19,484	62,154
Checkpoint Therapeutics Inc.(a)(b)	147,374	260,852
ChemoCentryx Inc.(a)(b)	125,079	3,135,731
Chimerix Inc.(a)	168,336	770,979
Chinook Therapeutics Inc.(a)	93,663	1,532,327
Cidara Therapeutics Inc.(a)	136,585	113,734
Clene Inc.(a)(b)	48,180	189,829
Clovis Oncology Inc.(a)	264,419	534,126
Codiak Biosciences Inc.(a)	36,332	227,802
Cogent Biosciences Inc.(a)	86,785	650,020
Cohbar Inc.(a)	128,175	40,285
Concert Pharmaceuticals Inc.(a)	72,056	242,829
Contra GTX Inc., NVS(b)(c)	1,634	1,675
ContraFect Corp.(a)(b)	90,944	331,946
Corbus Pharmaceuticals Holdings Inc.(a)	275,712	146,541
Corvus Pharmaceuticals Inc.(a)(b)	73,240	120,114
Crinetics Pharmaceuticals Inc.(a)	106,960	2,347,772
CTI BioPharma Corp.(a)(b)	200,611	936,853
Cue Biopharma Inc.(a)	71,842	350,589
Curis Inc.(a)	201,552	479,694
Cyclacel Pharmaceuticals Inc.(a)(b)	23,314	71,108
Cyclerion Therapeutics Inc.(a)	75,423	83,720
Cyclo Therapeutics Inc.(a)(b)	15,988	50,682
Cyteir Therapeutics Inc.(a)(b)	44,085	166,200
CytomX Therapeutics Inc.(a)(b)	150,714	402,406
Decibel Therapeutics Inc.(a)(b)	31,881	96,918
DermTech Inc.(a)(b)	56,435	828,466
DiaMedica Therapeutics Inc.(a)	42,869	107,172
Dyadic International Inc.(a)(b)	45,766	137,756
Dynavax Technologies Corp.(a)(b)	249,877	2,708,667
Eagle Pharmaceuticals Inc./DE(a)	26,427	1,307,872
Eiger BioPharmaceuticals Inc.(a)	74,560	618,848

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Eledon Pharmaceuticals Inc.(a)	31,508	$124,142
Elevation Oncology Inc.(a)(b)	28,659	72,221
Eliem Therapeutics Inc.(a)(b)	14,128	118,534
Enochian Biosciences Inc.(a)(b)	45,371	374,311
Entasis Therapeutics Holdings Inc.(a)(b)	23,880	44,656
Entrada Therapeutics Inc.(a)(b)	23,904	224,459
Epizyme Inc.(a)	334,857	385,086
Equillium Inc.(a)(b)	29,975	94,421
Evelo Biosciences Inc.(a)(b)	69,275	234,842
Exagen Inc.(a)(b)	23,613	189,612
Exicure Inc.(a)(b)	138,668	27,664
Fennec Pharmaceuticals Inc.(a)(b)	40,880	228,928
Finch Therapeutics Group Inc.(a)	18,140	91,244
Foghorn Therapeutics Inc.(a)	45,439	692,036
Forte Biosciences Inc.(a)(b)	27,002	39,423
Fortress Biotech Inc.(a)	172,940	235,198
Frequency Therapeutics Inc.(a)(b)	73,096	154,964
G1 Therapeutics Inc.(a)(b)	91,263	693,599
Gain Therapeutics Inc.(a)(b)	9,825	40,086
Galectin Therapeutics Inc.(a)(b)	93,217	150,079
Galera Therapeutics Inc.(a)	33,235	79,099
Gemini Therapeutics Inc.(a)(b)	52,851	73,463
Genocea Biosciences Inc.(a)(b)	95,888	119,860
Genprex Inc.(a)(b)	104,633	236,471
GeoVax Labs Inc.(a)	13,218	15,201
Geron Corp.(a)(b)	703,619	956,922
GlycoMimetics Inc.(a)(b)	96,616	110,142
Gossamer Bio Inc.(a)(b)	143,543	1,245,953
Graphite Bio Inc.(a)(b)	67,362	343,546
Greenwich Lifesciences Inc.(a)(b)	9,450	185,409
Gritstone bio Inc.(a)	98,371	405,289
GT Biopharma Inc.(a)(b)	40,671	117,132
Harpoon Therapeutics Inc.(a)	42,914	213,283
HCW Biologics Inc.(a)(b)	36,201	98,829
Heat Biologics Inc.(a)(b)	58,587	179,276
Hillstream BioPharma Inc., NVS(b)	8,838	14,141
Homology Medicines Inc.(a)(b)	98,673	299,966
Hookipa Pharma Inc.(a)(b)	43,856	99,992
Humanigen Inc.(a)(b)	112,380	338,264
iBio Inc.(a)(b)	492,383	210,838
Icosavax Inc.(a)(b)	56,220	395,789
Ideaya Biosciences Inc.(a)	75,589	845,841
Idera Pharmaceuticals Inc.(a)(b)	107,746	53,873
Imago Biosciences Inc.(a)(b)	46,669	899,312
Immix Biopharma Inc., NVS(b)	8,078	19,468
Immucell Corp.(a)(b)	12,665	122,217
Immuneering Corp., Class A(a)(b)	43,021	278,346
Immunic Inc.(a)	43,450	490,985
ImmunoGen Inc.(a)	498,325	2,372,027
Immunome Inc.(a)(b)	20,148	114,441
Impel Neuropharma Inc.(a)(b)	14,231	90,651
IN8bio Inc.(a)(b)	15,663	54,351
Infinity Pharmaceuticals Inc.(a)(b)	199,938	227,929
Inhibikase Therapeutics Inc.(a)	48,089	71,172
Inhibrx Inc.(a)	64,452	1,435,991
Inmune Bio Inc.(a)(b)	21,049	177,233
Inozyme Pharma Inc.(a)	34,428	140,811
Intercept Pharmaceuticals Inc.(a)(b)	57,607	937,266
iTeos Therapeutics Inc.(a)	46,649	1,501,165
IVERIC bio Inc.(a)(b)	266,382	4,483,209

Security	Shares	Value

Biotechnology (continued)
Janux Therapeutics Inc.(a)(b)	41,409	$593,805
Jounce Therapeutics Inc.(a)	76,913	522,239
KalVista Pharmaceuticals Inc.(a)(b)	51,688	761,881
Karyopharm Therapeutics Inc.(a)(b)	167,468	1,234,239
Keros Therapeutics Inc.(a)	36,233	1,970,351
Kezar Life Sciences Inc.(a)	88,030	1,463,059
Kintara Therapeutics Inc.(a)(b)	85,425	33,991
Kiromic BioPharma Inc.(a)(b)	32,313	27,595
La Jolla Pharmaceutical Co.(a)	39,604	169,109
Lantern Pharma Inc.(a)(b)	17,652	126,212
Larimar Therapeutics Inc.(a)(b)	26,450	107,123
Leap Therapeutics Inc.(a)(b)	138,478	242,336
Lexicon Pharmaceuticals Inc.(a)(b)	161,311	337,140
Lineage Cell Therapeutics Inc.(a)(b)	293,536	452,045
Lixte Biotechnology Holdings Inc.(a)	12,822	15,515
LogicBio Therapeutics Inc.(a)(b)	49,631	33,754
Lumos Pharma Inc.(a)(b)	14,752	139,406
Magenta Therapeutics Inc.(a)	70,408	204,183
MannKind Corp.(a)(b)	572,824	2,107,992
Marker Therapeutics Inc.(a)(b)	141,414	62,222
MediciNova Inc.(a)(b)	107,521	287,081
MEI Pharma Inc.(a)(b)	292,589	176,285
MeiraGTx Holdings PLC(a)	69,509	962,700
Merrimack Pharmaceuticals Inc.(a)	25,319	160,143
Mersana Therapeutics Inc.(a)	166,066	662,603
Metacrine Inc.(a)(b)	36,356	22,174
MiMedx Group Inc.(a)	258,745	1,218,689
Minerva Neurosciences Inc.(a)(b)	91,610	76,055
MiNK Therapeutics Inc.(a)(b)	6,349	14,285
Mirum Pharmaceuticals Inc.(a)	8,149	179,441
Molecular Templates Inc.(a)	84,791	292,529
Moleculin Biotech Inc.(a)(b)	63,562	113,140
Monopar Therapeutics Inc.(a)(b)	10,606	27,151
Mustang Bio Inc.(a)(b)	165,481	167,136
NanoViricides Inc.(a)(b)	26,383	55,140
Navidea Biopharmaceuticals Inc.(a)	54,591	43,127
Neoleukin Therapeutics Inc.(a)	82,664	155,408
NeuBase Therapeutics Inc.(a)(b)	60,923	114,535
NeuroBo Pharmaceuticals Inc.(a)(b)	20,928	18,879
NexImmune Inc.(a)	40,878	172,096
NextCure Inc.(a)	42,727	207,653
Nkarta Inc.(a)	33,082	376,473
Nuvalent Inc., Class A(a)(b)	42,821	594,784
Nuvectis Pharma Inc.(a)(b)	7,225	53,537
Nymox Pharmaceutical Corp.(a)(b)	110,932	139,774
Olema Pharmaceuticals Inc.(a)	59,572	253,777
Omega Therapeutics Inc.(a)(b)	52,218	325,840
Oncocyte Corp.(a)(b)	137,096	204,273
Oncorus Inc.(a)	48,055	85,538
OncoSec Medical Inc.(a)(b)	59,383	68,290
Oncternal Therapeutics Inc.(a)	104,935	145,860
OpGen Inc.(a)	87,853	65,899
Organovo Holdings Inc.(a)(b)	20,096	75,561
Orgenesis Inc.(a)(b)	51,397	178,348
ORIC Pharmaceuticals Inc.(a)	73,552	392,768
Outlook Therapeutics Inc.(a)(b)	261,357	465,215
Ovid therapeutics Inc.(a)(b)	132,937	417,422
Oyster Point Pharma Inc.(a)(b)	25,391	295,551
Panbela Therapeutics Inc.(a)(b)	27,061	57,099
Pasithea Therapeutics Corp.(a)(b)	8,995	11,694

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2022	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
PDS Biotechnology Corp.(a)(b)	59,947	$371,072
PhaseBio Pharmaceuticals Inc.(a)	86,542	114,235
Phio Pharmaceuticals Corp.(a)(b)	31,824	28,228
Pieris Pharmaceuticals Inc.(a)	132,272	400,784
Plus Therapeutics Inc.(a)	39,940	39,940
Portage Biotech Inc.(a)(b)	11,632	76,422
Poseida Therapeutics Inc.(a)	65,817	294,860
Precision BioSciences Inc.(a)(b)	118,595	365,273
Prometheus Biosciences Inc.(a)	69,455	2,622,621
Protagonist Therapeutics Inc.(a)	103,741	2,456,587
Protalix BioTherapeutics Inc.(a)(b)	100,759	106,805
Protara Therapeutics Inc.(a)	23,162	118,358
Prothena Corp. PLC(a)	83,750	3,062,737
Puma Biotechnology Inc.(a)	74,167	213,601
Pyxis Oncology Inc.(a)	24,777	100,099
Qualigen Therapeutics Inc.(a)	59,323	39,153
Rallybio Corp.(a)(b)	42,436	296,203
RAPT Therapeutics Inc.(a)	49,151	1,080,830
Reneo Pharmaceuticals Inc.(a)(b)	21,257	62,496
Rezolute Inc.(a)	19,951	67,434
Rigel Pharmaceuticals Inc.(a)	394,346	1,179,095
Salarius Pharmaceuticals Inc.(a)	103,317	41,131
Savara Inc.(a)(b)	177,408	232,404
Scholar Rock Holding Corp.(a)	65,128	839,500
Scopus Biopharma Inc.(a)	35,407	24,470
Selecta Biosciences Inc.(a)	210,104	258,428
SELLAS Life Sciences Group Inc.(a)(b)	36,950	246,826
Sensei Biotherapeutics Inc.(a)(b)	48,281	111,529
Sera Prognostics Inc., Class A(a)	19,610	74,322
Sesen Bio Inc.(a)(b)	465,537	280,579
Sierra Oncology Inc.(a)(b)	23,014	737,599
Sigilon Therapeutics Inc.(a)(b)	33,994	49,971
Sio Gene Therapies Inc.(a)	123,826	82,963
Soleno Therapeutics Inc.(a)(b)	113,702	25,356
Solid Biosciences Inc.(a)(b)	136,594	163,913
Soligenix Inc.(a)(b)	89,654	65,438
Spectrum Pharmaceuticals Inc.(a)(b)	373,836	482,248
Spero Therapeutics Inc.(a)(b)	55,779	485,277
Spruce Biosciences Inc.(a)(b)	20,977	42,164
SQZ Biotechnologies Co.(a)(b)	53,079	255,310
Statera Biopharma Inc.(a)	51,889	16,345
Summit Therapeutics Inc.(a)(b)	62,213	152,422
Surface Oncology Inc.(a)(b)	81,221	238,790
Sutro Biopharma Inc.(a)(b)	99,957	821,647
Syndax Pharmaceuticals Inc.(a)(b)	113,848	1,978,678
Synlogic Inc.(a)	99,912	239,789
Syros Pharmaceuticals Inc.(a)(b)	131,678	156,697
T2 Biosystems Inc.(a)(b)	326,762	171,256
Talaris Therapeutics Inc.(a)	49,127	483,410
Taysha Gene Therapies Inc.(a)	51,941	338,655
TCR2 Therapeutics Inc.(a)	71,963	198,618
Tenax Therapeutics Inc.(a)	29,519	23,899
Tenaya Therapeutics Inc.(a)(b)	66,500	783,370
Tonix Pharmaceuticals Holding Corp.(a)(b)	1,149,226	264,552
Tracon Pharmaceuticals Inc.(a)(b)	35,140	92,418
TransCode Therapeutics Inc.(a)	14,637	42,155
Trevena Inc.(a)(b)	373,156	205,198
TScan Therapeutics Inc.(a)(b)	34,989	97,969
Tyme Technologies Inc.(a)	156,484	54,769
Tyra Biosciences Inc.(a)(b)	27,239	291,457

Security	Shares	Value

Biotechnology (continued)
Unicycive Therapeutics Inc.(a)(b)	22,865	$29,496
UNITY Biotechnology Inc.(a)(b)	97,705	109,430
UroGen Pharma Ltd.(a)(b)	45,492	396,235
Vaccinex Inc.(a)(b)	41,422	54,677
Vanda Pharmaceuticals Inc.(a)	127,340	1,440,215
Vaxart Inc.(a)(b)	284,743	1,435,105
Vaxcyte Inc.(a)(b)	98,790	2,385,778
VBI Vaccines Inc.(a)(b)	435,997	723,755
Vera Therapeutics Inc.(a)	31,471	739,254
Verastem Inc.(a)	402,879	568,059
Vigil Neuroscience Inc.(a)(b)	14,938	105,014
Viking Therapeutics Inc.(a)	158,954	476,862
Vincerx Pharma Inc.(a)(b)	38,817	155,268
Viracta Therapeutics Inc.(a)(b)	85,757	408,203
Viridian Therapeutics Inc.(a)	41,235	762,435
Virios Therapeutics Inc.(a)(b)	16,429	73,602
VistaGen Therapeutics Inc.(a)	451,262	559,565
Vor BioPharma Inc.(a)(b)	43,505	262,770
Voyager Therapeutics Inc.(a)(b)	60,799	463,288
vTv Therapeutics Inc., Class A(a)(b)	52,243	37,725
Vyant Bio Inc.(a)(b)	70,922	101,418
Werewolf Therapeutics Inc.(a)(b)	61,029	268,528
Windtree Therapeutics Inc.(a)(b)	44,600	50,844
X4 Pharmaceuticals Inc.(a)(b)	54,574	95,505
XBiotech Inc.	35,555	307,195
Xilio Therapeutics Inc.(a)(b)	17,318	122,438
XOMA Corp.(a)	13,880	388,362
Yield10 Bioscience Inc.(a)(b)	9,783	51,850
Yumanity Therapeutics Inc.(a)(b)	21,165	31,748

		137,559,932

Building Products — 0.4%
Aeroclean Technologies Inc.(a)	4,615	16,614
Alpha Pro Tech Ltd.(a)(b)	27,301	114,664
Applied UV Inc.(a)(b)	14,961	22,441
Armstrong Flooring Inc.(a)	49,445	70,706
Caesarstone Ltd.	51,750	544,410
Insteel Industries Inc.(b)	43,332	1,602,851
Jewett-Cameron Trading Co. Ltd.(a)	6,757	46,894
Quanex Building Products Corp.	77,331	1,623,178

		4,041,758

Capital Markets — 1.3%
Ashford Inc.(a)	2,497	42,774
Associated Capital Group Inc., Class A	4,101	171,873
Blucora Inc.(a)	112,917	2,207,527
Cohen & Co. Inc.	1,593	25,727
Cowen Inc., Class A	61,495	1,666,514
Diamond Hill Investment Group Inc.	7,017	1,314,284
Donnelley Financial Solutions Inc.(a)	68,356	2,273,520
GAMCO Investors Inc., Class A	11,726	259,262
Greenhill & Co. Inc.	32,532	503,270
Hennessy Advisors Inc.	9,615	97,304
Heritage Global Inc.(a)	53,232	71,863
Manning & Napier Inc.	32,002	291,538
Oppenheimer Holdings Inc., Class A, NVS	21,377	931,610
Pzena Investment Management Inc., Class A	38,579	309,404
Safeguard Scientifics Inc.(a)(b)	37,903	197,854
Siebert Financial Corp.(a)(b)	29,909	64,603
Silvercrest Asset Management Group Inc., Class A	22,809	466,444
StoneX Group Inc.(a)	39,870	2,959,550

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Value Line Inc.	2,398	$160,666
Westwood Holdings Group Inc.	17,140	262,585

		14,278,172

Chemicals — 1.7%
Advanced Emissions Solutions Inc.(a)	38,862	241,722
AdvanSix Inc.	63,334	3,235,734
AgroFresh Solutions Inc.(a)	70,519	133,986
American Vanguard Corp.	67,607	1,373,774
Aspen Aerogels Inc.(a)(b)	51,264	1,767,583
Core Molding Technologies Inc.(a)	17,842	191,980
Crown ElectroKinetics Corp.(a)	16,863	30,691
Flexible Solutions International Inc.(a)	17,968	73,130
Flotek Industries Inc.(a)	155,355	195,747
FutureFuel Corp.	62,515	608,271
Hawkins Inc.	44,692	2,051,363
Intrepid Potash Inc.(a)	23,171	1,903,266
Koppers Holdings Inc.	47,744	1,313,915
LSB Industries Inc.(a)	138,752	3,030,344
Marrone Bio Innovations Inc.(a)	238,729	257,827
Northern Technologies International Corp.	17,684	212,562
Rayonier Advanced Materials Inc.(a)	142,568	936,672
Trecora Resources(a)(b)	55,090	466,061
Tredegar Corp.	60,441	724,687
Valhi Inc.	5,562	163,022

		18,912,337

Commercial Services & Supplies — 1.9%
ACCO Brands Corp.	215,092	1,720,736
Acme United Corp.	5,216	176,040
Aqua Metals Inc.(a)(b)	157,142	237,284
ARC Document Solutions Inc.	84,235	328,517
Aris Water Solution Inc., A	44,976	818,563
CECO Environmental Corp.(a)(b)	71,467	392,354
Charah Solutions Inc.(a)(b)	31,469	157,030
CompX International Inc.	3,754	88,294
DSS Inc.(a)(b)	128,281	73,505
Ennis Inc.	59,140	1,092,316
Fuel Tech Inc.(a)	58,115	84,267
GEO Group Inc. (The)(a)	273,237	1,806,097
Heritage-Crystal Clean Inc.(a)	36,059	1,067,707
Interface Inc.	134,299	1,822,437
Kimball International Inc., Class B	83,951	709,386
Montrose Environmental Group Inc.(a)(b)	60,727	3,214,280
NL Industries Inc.	19,544	140,521
Odyssey Marine Exploration Inc.(a)(b)	27,950	186,147
Performant Financial Corp.(a)(b)	104,735	325,726
Perma-Fix Environmental Services Inc.(a)	26,792	148,160
Quad/Graphics Inc.(a)	78,559	545,199
Quest Resource Holding Corp.(a)	38,462	236,541
Renovare Environmental Inc(a)	43,113	23,691
SP Plus Corp.(a)	53,473	1,676,913
Team Inc.(a)	60,739	134,233
TOMI Environmental Solutions Inc.(a)(b)	33,005	29,959
Viad Corp.(a)	46,792	1,667,667
Vidler Water Resouces Inc.(a)(b)	37,959	586,087
Virco Mfg. Corp.(a)	24,848	74,296
VSE Corp.	24,435	1,126,209

		20,690,162

Communications Equipment — 1.2%
Applied Optoelectronics Inc.(a)(b)	60,804	221,935

Security	Shares	Value

Communications Equipment (continued)
Aviat Networks Inc.(a)(b)	22,665	$697,402
BK Technologies Corp.	34,110	86,981
CalAmp Corp.(a)	82,109	600,217
Cambium Networks Corp.(a)	25,155	594,664
Casa Systems Inc.(a)(b)	74,399	336,283
Clearfield Inc.(a)(b)	26,391	1,721,221
ClearOne Inc.(a)(b)	19,763	18,036
ComSovereign Holding Corp.(a)(b)	118,605	99,628
Comtech Telecommunications Corp.	59,558	934,465
Digi International Inc.(a)	80,817	1,739,182
DZS Inc.(a)	40,267	558,503
EMCORE Corp.(a)(b)	85,293	315,584
Franklin Wireless Corp.(a)	22,519	89,738
Genasys Inc.(a)	84,001	231,003
Harmonic Inc.(a)(b)	210,762	1,957,979
Inseego Corp.(a)(b)	196,646	796,416
KVH Industries Inc.(a)	34,921	317,781
Lantronix Inc.(a)	60,716	405,583
Network-1 Technologies Inc.	29,248	76,337
Ondas Holdings Inc.(a)(b)	73,924	539,645
PCTEL Inc.	41,701	193,493
Ribbon Communications Inc.(a)	162,368	501,717
TESSCO Technologies Inc.(a)	14,891	89,942
Vislink Technologies Inc.(a)(b)	107,136	113,564

		13,237,299

Construction & Engineering — 1.7%
Argan Inc.	34,569	1,403,156
Bowman Consulting Group Ltd.(a)(b)	21,051	346,078
Concrete Pumping Holdings Inc.(a)(b)	59,546	398,958
Great Lakes Dredge & Dock Corp.(a)(b)	149,880	2,102,816
IES Holdings Inc.(a)	19,975	802,995
Infrastructure and Energy Alternatives Inc.(a)(b)	63,211	749,050
INNOVATE Corp.(a)(b)	108,734	401,228
iSun Inc.(a)	19,166	78,581
Limbach Holdings Inc.(a)	22,369	155,465
Matrix Service Co.(a)	61,070	501,995
Moving Image Technologies LLC(a)(b)	15,443	19,304
MYR Group Inc.(a)	38,331	3,604,647
Northwest Pipe Co.(a)	22,749	578,962
NV5 Global Inc.(a)	30,564	4,074,181
Orbital Energy Group Inc.(a)(b)	107,728	198,220
Orion Group Holdings Inc.(a)	66,931	165,989
Sterling Construction Co. Inc.(a)(b)	64,625	1,731,950
Tutor Perini Corp.(a)	96,446	1,041,617
Williams Industrial Services Group Inc.(a)	41,824	83,230

		18,438,422

Construction Materials — 0.1%
Smith-Midland Corp.(a)(b)	9,612	170,613
United States Lime & Minerals Inc.	4,798	556,760

		727,373

Consumer Finance — 0.9%
Atlanticus Holdings Corp.(a)(b)	11,444	592,685
Consumer Portfolio Services Inc.(a)	34,116	346,619
Curo Group Holdings Corp.	48,722	635,822
Elevate Credit Inc.(a)	49,109	150,274
Enova International Inc.(a)	84,073	3,192,252
EZCORP Inc., Class A, NVS(a)	116,035	700,851
Medallion Financial Corp.(b)	49,147	417,749
Nicholas Financial Inc.(a)	11,233	115,138

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2022	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance (continued)
Oportun Financial Corp.(a)	48,609	$698,025
Regional Management Corp.	17,512	850,558
World Acceptance Corp.(a)(b)	9,830	1,885,787

		9,585,760

Containers & Packaging — 0.3%
Myers Industries Inc.	84,021	1,814,854
Ranpak Holdings Corp.(a)(b)	87,385	1,785,275

		3,600,129

Distributors — 0.1%
AMCON Distributing Co.	379	58,859
Educational Development Corp.	14,221	110,213
Funko Inc., Class A(a)(b)	62,090	1,071,052
Greenlane Holdings Inc., Class A(a)	38,520	21,571
Weyco Group Inc.	14,026	346,723

		1,608,418

Diversified Consumer Services — 1.4%
American Public Education Inc.(a)	42,904	911,281
Amesite Inc.(a)(b)	37,409	21,323
Aspen Group Inc./CO(a)	51,948	84,156
Carriage Services Inc.	35,466	1,891,402
Elite Education Group International Ltd.(a)(b)	6,400	14,080
European Wax Center Inc., Class A(a)(b)	30,822	911,098
Houghton Mifflin Harcourt Co.(a)	294,643	6,190,450
Lincoln Educational Services Corp.(a)	56,254	402,216
OneSpaWorld Holdings Ltd.(a)(b)	123,192	1,256,558
Perdoceo Education Corp.(a)	162,780	1,868,714
Regis Corp.(a)(b)	101,474	215,125
StoneMor Inc.(a)	74,545	194,563
Universal Technical Institute Inc.(a)	74,741	661,458
XpresSpa Group Inc.(a)(b)	241,448	272,836
Zovio Inc.(a)	66,560	54,586

		14,949,846

Diversified Financial Services — 0.4%
Alerus Financial Corp.	35,099	970,136
A-Mark Precious Metals Inc.	20,853	1,612,771
Banco Latinoamericano de Comercio Exterior SA, Class E	71,302	1,110,885
FlexShopper Inc.(a)(b)	35,604	60,883
GWG Holdings Inc.(a)(b)	7,078	38,363
SWK Holdings Corp.(a)(b)	8,042	135,749

		3,928,787

Diversified Telecommunication Services — 0.7%
Anterix Inc.(a)	26,865	1,555,483
ATN International Inc.	25,523	1,017,857
Consolidated Communications Holdings Inc.(a)	169,473	999,891
Cuentas Inc.(a)(b)	13,877	17,901
IDT Corp., Class B(a)	33,556	1,143,924
Ooma Inc.(a)	51,446	771,176
Radius Global Infrastructure Inc., Class A(a)(b)	166,679	2,380,176

		7,886,408

Electric Utilities — 0.1%
Genie Energy Ltd., Class B	48,120	324,810
Via Renewables Inc.	28,229	232,607

		557,417

Electrical Equipment — 1.0%
Advent Technologies Holdings Inc.(a)(b)	76,873	178,345
Allied Motion Technologies Inc.	27,953	834,118
American Superconductor Corp.(a)(b)	64,386	489,977

Security	Shares	Value

Electrical Equipment (continued)
Babcock & Wilcox Enterprises Inc.(a)	128,163	$1,045,810
Beam Global(a)(b)	20,549	420,227
BitNile Holdings Inc.(a)(b)	192,116	161,973
Blink Charging Co.(a)(b)	84,727	2,241,876
Broadwind Inc.(a)(b)	41,311	89,645
Capstone Green Energy Corp.(a)(b)	35,703	147,096
Energous Corp.(a)(b)	168,716	202,459
Eos Energy Enterprises Inc.(a)(b)	104,095	435,117
Espey Manufacturing & Electronics Corp.(a)	4,371	60,757
Flux Power Holdings Inc.(a)(b)	20,641	55,111
FTC Solar Inc.(a)(b)	94,035	463,593
Ideal Power Inc.(a)(b)	14,272	125,594
LSI Industries Inc.	60,664	363,984
Nuvve Holding Corp.(a)(b)	15,595	123,045
Ocean Power Technologies Inc.(a)(b)	122,623	172,898
Orion Energy Systems Inc.(a)	66,752	186,906
Pioneer Power Solutions Inc.	8,121	45,965
Polar Power Inc.(a)(b)	16,703	53,450
Powell Industries Inc.	21,224	412,170
Preformed Line Products Co.	6,828	433,032
Romeo Power Inc.(a)(b)	225,373	335,806
Sunworks Inc.(a)(b)	67,739	170,702
Thermon Group Holdings Inc.(a)	76,605	1,241,001
Ultralife Corp.(a)	22,622	121,480
Westwater Resources Inc.(a)	78,198	156,396

		10,768,533

Electronic Equipment, Instruments & Components — 1.5%
Airgain Inc.(a)(b)	20,476	155,208
Akoustis Technologies Inc.(a)(b)	117,935	766,577
AmpliTech Group Inc.(a)(b)	9,358	31,443
Arlo Technologies Inc.(a)	196,279	1,739,032
Autoscope Technologies Corp.	7,259	45,804
Bel Fuse Inc., Class B, NVS	23,729	423,325
ClearSign Technologies Corp.(a)	55,534	90,520
Coda Octopus Group Inc.(a)(b)	13,399	88,031
CPS Technologies Corp.(a)(b)	25,766	134,241
CTS Corp.	74,093	2,618,447
Daktronics Inc.(a)	85,282	327,483
Data I/O Corp.(a)	17,813	75,705
Digital Ally Inc.(a)(b)	112,901	123,062
Frequency Electronics Inc.(a)	13,932	121,208
Identiv Inc.(a)(b)	49,656	802,938
Intellicheck Inc.(a)	41,160	104,958
Interlink Electronics Inc.(a)(b)	2,819	27,232
Iteris Inc.(a)	100,265	298,790
Key Tronic Corp.(a)	23,467	132,589
Kimball Electronics Inc.(a)(b)	55,559	1,110,624
LGL Group Inc. (The)(a)(b)	7,199	78,829
LightPath Technologies Inc., Class A(a)(b)	64,645	127,351
Luna Innovations Inc.(a)(b)	71,608	552,098
MICT Inc.(a)(b)	257,289	157,255
Napco Security Technologies Inc.(a)(b)	67,003	1,374,902
Powerfleet Inc.(a)(b)	76,684	227,751
Red Cat Holdings Inc.(a)(b)	77,040	155,621
Research Frontiers Inc.(a)(b)	70,096	134,584
RF Industries Ltd.(a)	22,351	161,151
Richardson Electronics Ltd.	26,569	330,518
ScanSource Inc.(a)(b)	58,195	2,024,604
Soluna Holdings Inc(a)(b)	19,472	214,387
VerifyMe Inc.(a)(b)	12,565	42,344

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Vishay Precision Group Inc.(a)	28,687	$922,287
Wayside Technology Group Inc.	9,525	325,755
Wireless Telecom Group Inc.(a)(b)	34,885	60,002
Wrap Technologies Inc.(a)(b)	48,095	129,857

		16,236,513

Energy Equipment & Services — 2.0%
Bristow Group Inc.(a)	54,876	2,034,802
Dawson Geophysical Co.(a)	49,268	115,287
DMC Global Inc.(a)	44,478	1,356,579
ENGlobal Corp.(a)(b)	59,700	77,610
Expro Group Holdings NV(a)(b)	107,969	1,919,689
Exterran Corp.(a)	58,992	366,340
Forum Energy Technologies Inc.(a)(b)	10,285	235,527
Geospace Technologies Corp.(a)	29,248	168,176
Gulf Island Fabrication Inc.(a)	31,973	125,334
Helix Energy Solutions Group Inc.(a)	330,829	1,581,363
ION Geophysical Corp.(a)(b)	61,225	53,388
KLX Energy Services Holdings Inc.(a)	14,717	76,087
Mammoth Energy Services Inc.(a)	33,432	71,210
MIND Technology Inc.(a)(b)	31,300	39,438
Nabors Industries Ltd.(a)	16,392	2,503,386
Natural Gas Services Group Inc.(a)	28,329	337,398
NCS Multistage Holdings Inc.(a)	1,332	66,680
Newpark Resources Inc.(a)	209,833	767,989
Nine Energy Service Inc.(a)(b)	37,629	140,732
Oil States International Inc.(a)	139,816	971,721
Profire Energy Inc.(a)	91,260	118,638
Ranger Energy Services Inc.(a)	11,569	118,582
SEACOR Marine Holdings Inc.(a)(b)	48,548	391,782
Select Energy Services Inc., Class A(a)	148,029	1,268,609
Smart Sand Inc.(a)(b)	54,263	187,207
Solaris Oilfield Infrastructure Inc., Class A	72,310	816,380
TETRA Technologies Inc.(a)	286,305	1,176,714
Tidewater Inc.(a)	95,320	2,072,257
U.S. Silica Holdings Inc.(a)	170,274	3,177,313

		22,336,218

Entertainment — 0.2%
Ballantyne Strong Inc.(a)	29,688	91,439
Chicken Soup For The Soul Entertainment Inc.(a)(b)	17,463	139,529
Cinedigm Corp., Class A(a)(b)	347,175	282,462
CuriosityStream Inc.(a)(b)	59,304	171,982
Dolphin Entertainment Inc.(a)	27,073	141,050
Eros STX Global Corp.(a)(b)	37,388	104,313
Gaia Inc.(a)(b)	27,733	136,446
LiveOne Inc(a)(b)	146,014	119,147
Marcus Corp. (The)(a)	53,160	940,932
Reading International Inc., Class A, NVS(a)	37,973	162,525

		2,289,825

Equity Real Estate Investment Trusts (REITs) — 4.0%
Alpine Income Property Trust Inc.	23,512	442,026
Ashford Hospitality Trust Inc.(a)(b)	38,883	396,607
Bluerock Residential Growth REIT Inc., Class A	61,788	1,641,707
Braemar Hotels & Resorts Inc.(b)	132,829	820,883
BRT Apartments Corp.	26,342	631,418
CatchMark Timber Trust Inc., Class A	112,671	923,902
Cedar Realty Trust Inc.	29,595	818,006
Chatham Lodging Trust(a)	110,330	1,521,451
City Office REIT Inc.	99,276	1,753,214
Clipper Realty Inc.	28,059	254,495

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
CorEnergy Infrastructure Trust Inc.	34,069	$104,592
Creative Media & Community Trust Corp.	39,999	309,592
CTO Realty Growth Inc.	13,538	897,840
Farmland Partners Inc.	66,769	918,074
Franklin Street Properties Corp., Class C	236,225	1,393,727
Gladstone Commercial Corp.	85,452	1,881,653
Gladstone Land Corp.	72,730	2,648,826
Global Medical REIT Inc.	139,061	2,269,475
Global Self Storage Inc.	23,971	134,238
Hersha Hospitality Trust, Class A(a)	74,745	678,685
Indus Realty Trust Inc.	13,298	971,951
InnSuites Hospitality Trust(b)	8,062	24,589
NETSTREIT Corp.	91,817	2,060,373
New York City REIT Inc., Class A(b)	22,534	297,449
NexPoint Residential Trust Inc.	51,556	4,656,022
One Liberty Properties Inc.	37,291	1,148,190
Pennsylvania Real Estate Investment Trust(a)	183,503	115,717
Plymouth Industrial REIT Inc.	72,401	1,962,067
Postal Realty Trust Inc., Class A	38,883	654,012
Power REIT(a)	5,454	214,833
Preferred Apartment Communities Inc., Class A	120,828	3,013,450
Presidio Property Trust Inc., Class A	28,801	106,852
Retail Value Inc.	41,000	125,460
Seritage Growth Properties, Class A(a)	86,901	1,100,167
Sotherly Hotels Inc.(a)	33,247	68,489
UMH Properties Inc.	101,756	2,502,180
Universal Health Realty Income Trust	29,787	1,738,667
Urstadt Biddle Properties Inc., Class A	68,602	1,290,404
Wheeler Real Estate Investment Trust Inc.(a)(b)	18,259	41,996
Whitestone REIT	106,285	1,408,276

		43,941,555

Food & Staples Retailing — 0.7%
Blue Apron Holdings Inc., Class A(a)(b)	40,926	165,750
Chefs’ Warehouse Inc. (The)(a)(b)	72,641	2,368,097
HF Foods Group Inc.(a)(b)	85,894	572,054
MedAvail Holdings Inc.(a)(b)	27,908	27,102
Natural Grocers by Vitamin Cottage Inc.	21,210	415,716
Rite Aid Corp.(a)(b)	129,563	1,133,676
SpartanNash Co.	83,361	2,750,079
Village Super Market Inc., Class A	19,682	482,209

		7,914,683

Food Products — 0.4%
Alico Inc.	14,435	542,179
Arcadia Biosciences Inc.(a)(b)	52,736	73,830
Bridgford Foods Corp.(a)	4,637	49,384
Farmer Bros. Co.(a)	39,880	283,946
Laird Superfood Inc.(a)	14,300	51,623
Landec Corp.(a)	60,374	699,131
Lifeway Foods Inc.(a)(b)	9,432	68,099
Limoneira Co.	35,697	524,032
Nuzee Inc.(a)(b)	26,412	57,842
Pineapple Energy Inc, NVS	4,194	26,212
Real Good Food Co. Inc. (The)(a)	12,740	100,646
Rocky Mountain Chocolate Factory Inc.	11,452	85,203
S&W Seed Co.(a)	31,875	67,894
Seneca Foods Corp., Class A(a)	13,738	708,057
Vita Coco Co. Inc. (The)(a)	25,637	229,708
Vital Farms Inc.(a)(b)	56,654	700,243

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2022	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Whole Earth Brands Inc.(a)	85,852	$614,700

		4,882,729

Gas Utilities — 0.0%
RGC Resources Inc.	18,460	394,675

Health Care Equipment & Supplies — 4.9%
Accelerate Diagnostics Inc.(a)(b)	77,543	111,662
Accuray Inc.(a)(b)	212,370	702,945
Acutus Medical Inc.(a)	43,703	60,747
Alphatec Holdings Inc.(a)(b)	163,161	1,876,351
AngioDynamics Inc.(a)	87,038	1,874,799
Apollo Endosurgery Inc.(a)	60,038	363,230
Apyx Medical Corp.(a)	71,711	468,273
Asensus Surgical Inc.(a)(b)	549,150	344,207
Aspira Women’s Health Inc.(a)(b)	172,183	179,070
Avinger Inc., NVS(b)	11,801	42,838
Bellerophon Therapeutics Inc.(a)	18,586	43,863
Beyond Air Inc.(a)	62,027	414,340
BioLife Solutions Inc.(a)	24,312	552,612
Biomerica Inc.(a)	24,505	109,537
BioSig Technologies Inc.(a)(b)	68,169	78,394
Bioventus Inc., Class A(a)	65,215	919,531
Bluejay Diagnostics Inc.(a)	19,861	22,244
Chembio Diagnostics Inc.(a)(b)	71,025	58,241
ClearPoint Neuro Inc.(a)(b)	44,712	465,452
Co-Diagnostics Inc.(a)(b)	63,337	391,423
Cutera Inc.(a)	40,623	2,802,987
CVRx Inc.(a)	24,742	148,205
CytoSorbents Corp.(a)	96,655	308,329
DarioHealth Corp.(a)	32,092	187,417
Delcath Systems Inc.(a)(b)	12,395	79,328
Ekso Bionics Holdings Inc.(a)	31,882	92,139
ElectroCore Inc.(a)(b)	149,338	87,363
Electromed Inc.(a)(b)	17,089	212,587
ENDRA Life Sciences Inc.(a)(b)	93,529	36,476
Envveno Medical Corp.(a)(b)	22,986	146,421
Femasys Inc.(a)(b)	13,186	29,800
FONAR Corp.(a)	15,103	280,161
GBS Inc.(a)(b)	29,549	23,116
HeartBeam Inc.(a)(b)	6,761	12,373
Helius Medical Technologies Inc.(a)(b)	7,630	25,179
Intersect ENT Inc.(a)	77,199	2,162,344
IntriCon Corp.(a)(b)	19,860	473,860
Invacare Corp.(a)	80,932	114,114
INVO BioScience Inc.(a)	23,115	61,024
iRadimed Corp.	14,652	656,996
IRIDEX Corp.(a)	31,430	145,521
Kewaunee Scientific Corp.(a)	6,063	86,701
Lantheus Holdings Inc.(a)	156,173	8,637,929
LeMaitre Vascular Inc.	43,605	2,026,324
LENSAR Inc.(a)	21,632	160,077
Lucid Diagnostics Inc.(a)(b)	12,630	42,437
Lucira Health Inc.(a)	36,203	129,245
Meridian Bioscience Inc.(a)(b)	98,846	2,566,042
Microbot Medical Inc.(a)(b)	15,833	99,273
Milestone Scientific Inc.(a)(b)	118,415	179,991
Minerva Surgical Inc.(a)(b)	15,045	67,703
Motus GI Holdings Inc.(a)(b)	115,764	41,663
Myomo Inc.(a)(b)	13,348	50,856
Natus Medical Inc.(a)	77,912	2,047,527

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Nemaura Medical Inc.(a)	25,507	$111,466
Neuronetics Inc.(a)(b)	58,540	177,376
NeuroPace Inc.(a)	16,703	137,132
OraSure Technologies Inc.(a)(b)	166,514	1,128,965
Orthofix Medical Inc.(a)	43,563	1,424,510
OrthoPediatrics Corp.(a)(b)	31,948	1,724,873
PAVmed Inc.(a)(b)	169,263	223,427
Predictive Oncology Inc.(a)(b)	146,879	143,501
Pro-Dex Inc.(a)(b)	4,945	81,741
Pulse Biosciences Inc.(a)(b)	31,790	154,499
Quotient Ltd.(a)(b)	186,914	224,297
Repro-Med Systems Inc.(a)(b)	67,618	193,387
Retractable Technologies Inc.(a)(b)	41,122	195,330
ReWalk Robotics Ltd.(a)(b)	106,393	123,416
RxSight Inc.(a)	40,956	507,035
Sanara Medtech Inc.(a)(b)	7,225	200,494
SeaSpine Holdings Corp.(a)	73,153	889,540
Second Sight Medical Products Inc.(a)(b)	37,844	54,117
Senseonics Holdings Inc.(a)(b)	997,122	1,964,330
Sensus Healthcare Inc.(a)(b)	29,133	294,826
SI-BONE Inc.(a)(b)	75,145	1,698,277
Sientra Inc.(a)(b)	133,995	297,469
SiNtx Technologies Inc.(a)(b)	65,656	40,050
Sonendo Inc.(a)(b)	19,173	76,884
Stereotaxis Inc.(a)	115,550	431,001
Strata Skin Sciences Inc.(a)(b)	56,077	82,433
Surgalign Holdings Inc.(a)(b)	289,458	88,082
Surmodics Inc.(a)	31,173	1,413,072
Talis Biomedical Corp.(a)	33,198	46,809
Tela Bio Inc.(a)(b)	16,277	189,302
Tivic Health Systems Inc.(a)(b)	8,666	13,779
TransMedics Group Inc.(a)(b)	59,846	1,612,251
UFP Technologies Inc.(a)	16,130	1,067,322
Utah Medical Products Inc.	7,964	715,645
Vapotherm Inc.(a)(b)	52,399	728,346
Venus Concept Inc.(a)(b)	61,982	88,634
ViewRay Inc.(a)	349,409	1,369,683
VolitionRx Ltd.(a)(b)	84,665	254,842
Xtant Medical Holdings Inc.(a)(b)	20,683	14,064
Zynex Inc.	51,332	319,798

		53,803,272

Health Care Providers & Services — 1.6%
AirSculpt Technologies Inc.(a)	14,834	202,929
Akumin Inc.(a)	138,078	153,267
AlerisLife Inc(a)	42,701	91,807
Apollo Medical Holdings Inc.(a)(b)	87,265	4,229,734
Avalon GloboCare Corp.(a)(b)	57,675	40,413
Biodesix Inc.(a)(b)	29,304	49,524
Castle Biosciences Inc.(a)(b)	49,436	2,217,699
Cross Country Healthcare Inc.(a)(b)	82,976	1,798,090
Enzo Biochem Inc.(a)(b)	103,892	301,287
Great Elm Group Inc.(a)	33,753	61,093
Hanger Inc.(a)(b)	86,332	1,582,465
Imac Holdings Inc.(a)	59,612	61,400
InfuSystem Holdings Inc.(a)	42,226	413,815
Joint Corp. (The)(a)(b)	32,213	1,140,018
Novo Integrated Sciences Inc.(a)(b)	21,390	49,411
Ontrak Inc.(a)	25,991	58,870
PetIQ Inc.(a)	62,168	1,516,899
Precipio Inc.(a)(b)	48,008	64,811

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Progenity Inc.(a)(b)	43,356	$50,293
Psychemedics Corp.	11,811	82,086
RadNet Inc.(a)	105,286	2,355,248
Regional Health Properties Inc.(a)(b)	5,588	19,726
Sharps Compliance Corp.(a)(b)	43,368	255,871
SOC Telemed Inc.(a)	138,828	415,096
Sonida Senior Living Inc.(a)(b)	7,402	245,228
Viemed Healthcare Inc.(a)	80,620	401,488
Vivos Therapeutics Inc.(a)(b)	43,689	117,086

		17,975,654

Health Care Technology — 0.6%
CareCloud Inc.(a)(b)	21,600	111,240
Computer Programs & Systems Inc.(a)	32,499	1,119,591
Convey Health Solutions Holdings Inc.(a)	31,899	208,619
Forian Inc.(a)(b)	43,083	299,858
Healthcare Triangle Inc.(a)(b)	14,136	17,246
HealthStream Inc.(a)	58,995	1,175,180
Icad Inc.(a)	50,174	223,776
iSpecimen Inc.(a)(b)	13,169	70,718
NantHealth Inc.(a)	66,019	49,752
OptimizeRx Corp.(a)	39,661	1,495,616
Simulations Plus Inc.	35,554	1,812,543
Streamline Health Solutions Inc.(a)(b)	69,118	110,589

		6,694,728

Hotels, Restaurants & Leisure — 2.4%
Allied Esports Entertainment Inc.(a)(b)	45,703	78,838
Ark Restaurants Corp.(a)	5,127	94,696
BBQ Holdings Inc.(a)	9,599	145,329
Biglari Holdings Inc., Class B, NVS(a)	1,885	272,590
Bluegreen Vacations Holding Corp.(a)	33,617	994,055
BurgerFi International Inc.(a)(b)	32,912	137,243
Canterbury Park Holding Corp.	7,129	156,838
Carrols Restaurant Group Inc.	76,878	173,744
Century Casinos Inc.(a)	62,586	747,903
Chuy’s Holdings Inc.(a)(b)	45,919	1,239,813
Drive Shack Inc.(a)(b)	193,430	297,882
El Pollo Loco Holdings Inc.(a)	44,009	511,385
Esports Entertainment Group Inc.(a)	40,462	29,226
Esports Technologies Inc.(a)(b)	30,327	204,404
Everi Holdings Inc.(a)(b)	197,824	4,154,304
FAT Brands Inc.	13,074	97,401
Fiesta Restaurant Group Inc.(a)	40,432	302,229
First Watch Restaurant Group Inc.(a)	25,295	330,100
Flanigan’s Enterprises Inc.(a)	1,880	65,236
Full House Resorts Inc.(a)	75,375	724,354
GAN Ltd.(a)	93,508	450,708
Golden Entertainment Inc.(a)	39,863	2,314,844
Golden Nugget Online Gaming Inc.(a)	92,799	659,801
Good Times Restaurants Inc.(a)	22,361	78,263
Hall of Fame Resort & Entertainment Co.(a)(b)	129,503	143,748
Inspired Entertainment Inc.(a)	30,331	373,071
Kura Sushi USA Inc., Class A(a)	10,371	571,961
Lindblad Expeditions Holdings Inc.(a)(b)	70,574	1,064,256
Luby’s Inc.	43,656	99,536
Monarch Casino & Resort Inc.(a)(b)	30,482	2,658,945
Nathan’s Famous Inc.	6,484	351,238
NEOGAMES SA(a)	24,070	371,400
Noodles & Co.(a)(b)	93,667	559,192
ONE Group Hospitality Inc. (The)(a)	47,966	504,123

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
PlayAGS Inc.(a)(b)	64,371	$429,354
Potbelly Corp.(a)	61,749	413,718
RCI Hospitality Holdings Inc.	20,488	1,259,192
Red Robin Gourmet Burgers Inc.(a)(b)	35,895	605,190
Ruth’s Hospitality Group Inc.	76,201	1,743,479
Target Hospitality Corp.(a)(b)	57,643	345,858
Xponential Fitness Inc., Class A(a)	28,740	673,666

		26,429,113

Household Durables — 1.3%
Aterian Inc.(a)(b)	59,296	144,089
Bassett Furniture Industries Inc.	21,259	352,049
Beazer Homes USA Inc.(a)	68,131	1,036,954
Dixie Group Inc. (The)(a)	34,686	107,527
Ethan Allen Interiors Inc.	52,616	1,371,699
Flexsteel Industries Inc.	14,606	281,896
Green Brick Partners Inc.(a)	71,061	1,404,165
Hamilton Beach Brands Holding Co., Class A	16,969	197,350
Harbor Custom Development Inc.(a)(b)	29,482	67,219
Hooker Furnishings Corp.	26,661	504,959
Hovnanian Enterprises Inc., Class A(a)	11,954	706,481
Koss Corp.(a)(b)	9,784	89,621
Landsea Homes Corp.(a)	25,021	213,930
Legacy Housing Corp.(a)	18,779	402,997
Lifetime Brands Inc.	28,985	372,167
Live Ventures Inc.(a)	2,928	124,469
Lovesac Co. (The)(a)(b)	29,700	1,605,582
Nephros Inc.(a)(b)	14,025	61,710
Tupperware Brands Corp.(a)(b)	113,270	2,203,102
Universal Electronics Inc.(a)	29,241	913,489
VOXX International Corp.(a)(b)	36,538	364,284
Vuzix Corp.(a)(b)	135,577	894,808
Weber Inc., Class A(b)	48,583	477,571

		13,898,118

Household Products — 0.0%
Ocean Bio-Chem Inc.	9,159	73,913
Oil-Dri Corp. of America	12,097	346,579

		420,492

Industrial Conglomerates — 0.0%
Gaucho Group Holdings Inc.(a)(b)	18,245	47,072

Insurance — 1.2%
Ambac Financial Group Inc.(a)	106,174	1,104,210
Atlantic American Corp.	11,702	36,276
Citizens Inc./TX(a)(b)	115,904	491,433
Crawford & Co., Class A, NVS	38,457	290,735
Donegal Group Inc., Class A	34,323	460,272
FedNat Holding Co.(a)	39,306	53,063
FG Financial Group Inc.(a)(b)	4,503	11,753
Greenlight Capital Re Ltd., Class A(a)(b)	60,546	428,060
Hallmark Financial Services Inc.(a)(b)	29,421	106,798
HCI Group Inc.	13,102	893,294
Heritage Insurance Holdings Inc.	60,069	428,893
ICC Holdings Inc.(a)	4,671	76,464
Investors Title Co.	3,002	610,037
Kingstone Companies Inc.	21,196	112,763
Kingsway Financial Services Inc.(a)(b)	23,864	131,252
Maiden Holdings Ltd.(a)(b)	162,605	391,878
Marpai Inc.(a)(b)	19,108	34,394
MBIA Inc.(a)(b)	111,395	1,714,369

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2022	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
MetroMile Inc.(a)(b)	267,195	$352,697
Midwest Holding Inc.(a)(b)	6,136	102,778
National Western Life Group Inc., Class A	5,918	1,245,147
NI Holdings Inc.(a)(b)	20,027	339,658
Tiptree Inc.	54,392	698,937
Trean Insurance Group Inc.(a)(b)	40,568	190,264
United Fire Group Inc.	48,550	1,508,449
United Insurance Holdings Corp.	45,915	151,979
Universal Insurance Holdings Inc.	63,623	858,274
Vericity Inc.(a)(b)	5,054	30,829

		12,854,956

Interactive Media & Services — 0.5%
AutoWeb Inc.(a)(b)	17,592	40,638
Creatd Inc.(a)(b)	24,395	28,054
DHI Group Inc.(a)	104,093	619,353
EverQuote Inc., Class A(a)	45,568	737,290
IZEA Worldwide Inc.(a)(b)	142,253	236,140
Kubient Inc.(a)	26,422	44,917
Liberty TripAdvisor Holdings Inc., Class A(a)(b)	171,450	351,472
Outbrain Inc.(a)(b)	56,390	605,065
QuinStreet Inc.(a)	115,978	1,345,345
Society Pass Inc.(a)(b)	6,984	20,742
Super League Gaming Inc.(a)	22,829	42,919
Travelzoo(a)(b)	13,560	88,954
TrueCar Inc.(a)(b)	221,348	874,325
Zedge Inc., Class B(a)	24,621	149,942

		5,185,156

Internet & Direct Marketing Retail — 0.7%
1847 Goedeker Inc.(a)(b)	141,820	272,294
1stdibs.com Inc.(a)	46,227	369,354
CarParts.com Inc.(a)(b)	112,735	755,325
Digital Brands Group Inc.(a)(b)	15,997	30,394
Duluth Holdings Inc., Class B(a)	28,370	346,965
iMedia Brands Inc.(a)	42,340	255,310
iPower Inc.(a)(b)	14,313	24,046
Kidpik Corp.(a)(b)	4,333	20,885
Lands’ End Inc.(a)(b)	33,429	565,619
Liquidity Services Inc.(a)	53,434	914,790
Lulu’s Fashion Lounge Holdings Inc.(a)	14,108	95,652
PARTS iD Inc.(a)	14,137	30,253
PetMed Express Inc.	47,440	1,223,952
Porch Group Inc.(a)(b)	177,605	1,233,467
Remark Holdings Inc.(a)(b)	224,984	184,127
Rent the Runway Inc.(a)(b)	40,180	276,840
RumbleON Inc., Class B(a)(b)	21,425	732,949
TRxADE HEALTH Inc.(a)(b)	9,436	26,138
Waitr Holdings Inc.(a)(b)	241,684	89,423

		7,447,783

IT Services — 1.9%
ALJ Regional Holdings Inc.(a)(b)	51,347	134,529
American Virtual Cloud Technologies Inc.(a)(b)	82,365	77,028
BM Technologies Inc.(a)(b)	21,685	185,407
Brightcove Inc.(a)(b)	94,540	737,412
Cantaloupe Inc.(a)(b)	134,562	910,985
Cass Information Systems Inc.	31,974	1,180,160
Computer Task Group Inc.(a)	32,014	312,777
Crexendo Inc.(b)	17,137	62,207
CSP Inc.(a)	9,521	74,264
ESC Srax Inc., NVS	49,878	2,993

Security	Shares	Value

IT Services (continued)
Exela Technologies Inc.(a)(b)	379,315	$157,871
Glimpse Group Inc. (The)(a)(b)	4,924	31,464
GreenBox POS(a)(b)	43,984	185,612
Grid Dynamics Holdings Inc.(a)	105,021	1,478,696
Hackett Group Inc. (The)	56,859	1,311,169
I3 Verticals Inc., Class A(a)(b)	49,424	1,376,953
IBEX Holdings Ltd.(a)(b)	13,443	214,281
Information Services Group Inc.	83,889	571,284
Innodata Inc.(a)	57,469	401,708
Inpixon(a)	258,377	67,178
International Money Express Inc.(a)	74,812	1,541,875
Limelight Networks Inc.(a)(b)	290,766	1,517,798
MoneyGram International Inc.(a)(b)	207,854	2,194,938
OLB Group Inc. (The)(a)	5,640	9,870
Paysign Inc.(a)(b)	74,908	147,569
PFSweb Inc.(a)	38,750	442,912
Priority Technology Holdings Inc.(a)(b)	27,313	157,050
Research Solutions Inc/CA(a)	36,961	78,727
ServiceSource International Inc.(a)(b)	232,782	302,617
StarTek Inc.(a)	39,062	173,045
Steel Connect Inc.(a)	84,687	109,246
Tucows Inc., Class A(a)(b)	22,829	1,559,221
Unisys Corp.(a)(b)	152,115	3,287,205
Usio Inc.(a)	45,790	163,928
WidePoint Corp.(a)(b)	18,914	71,495

		21,231,474

Leisure Products — 0.8%
American Outdoor Brands Inc.(a)(b)	32,849	431,307
AMMO Inc.(a)(b)	204,315	980,712
Clarus Corp.	62,252	1,418,100
Escalade Inc.	22,558	297,766
Genius Brands International Inc.(a)(b)	656,544	669,675
JAKKS Pacific Inc.(a)(b)	17,041	239,085
Johnson Outdoors Inc., Class A	12,121	942,165
Marine Products Corp.	18,469	213,317
MasterCraft Boat Holdings Inc.(a)	42,364	1,042,578
Nautilus Inc.(a)	70,763	291,544
Smith & Wesson Brands Inc.	111,345	1,684,650
Twin Vee PowerCats Co.(a)(b)	5,669	23,640
Vinco Ventures Inc.(a)(b)	234,482	750,342

		8,984,881

Life Sciences Tools & Services — 0.5%
Aduro Biotech Inc., NVS(c)	33,109	99,327
Akoya Biosciences Inc.(a)	31,215	343,053
Alpha Teknova Inc.(a)	15,835	218,681
Applied DNA Sciences Inc.(a)	19,871	42,524
Champions Oncology Inc.(a)	14,709	119,584
ChromaDex Corp.(a)(b)	110,793	272,551
Codex DNA Inc.(a)(b)	20,788	111,632
Fluidigm Corp.(a)(b)	177,519	637,293
Harvard Bioscience Inc.(a)	91,540	568,463
Inotiv Inc.(a)(b)	40,636	1,063,851
IsoPlexis Corp(a)	19,595	67,211
Miromatrix Medical Inc.(a)(b)	27,631	109,419
Personalis Inc.(a)(b)	83,815	686,445
Rapid Micro Biosystems Inc., Cass A(a)	36,165	245,560
Seqll Inc.(a)(b)	12,444	17,297
Singular Genomics Systems Inc.(a)(b)	109,623	691,721

		5,294,612

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery — 2.1%
AgEagle Aerial Systems Inc.(a)(b)	158,194	$188,251
Agrify Corp.(a)(b)	41,508	192,182
Blue Bird Corp.(a)(b)	40,498	762,172
CIRCOR International Inc.(a)	42,376	1,128,049
Columbus McKinnon Corp./NY	64,514	2,735,394
Commercial Vehicle Group Inc.(a)(b)	74,748	631,621
Douglas Dynamics Inc.	52,435	1,813,727
Eastern Co. (The)	12,117	282,205
Energy Recovery Inc.(a)(b)	96,583	1,945,182
FreightCar America Inc.(a)(b)	32,384	191,389
Gencor Industries Inc.(a)	23,512	241,703
Graham Corp.	24,294	187,307
Hurco Companies Inc.	14,687	462,934
Ideanomics Inc.(a)(b)	1,132,448	1,268,342
LB Foster Co., Class A(a)(b)	23,340	358,736
Lightning eMotors Inc.(a)(b)	121,285	691,324
LS Starrett Co. (The), Class A(a)	13,665	105,084
Luxfer Holdings PLC	63,482	1,066,498
Manitex International Inc.(a)	33,258	242,118
Manitowoc Co. Inc. (The)(a)	79,105	1,192,903
Mayville Engineering Co. Inc.(a)(b)	20,826	195,140
Miller Industries Inc./TN	25,593	720,699
NN Inc.(a)	97,495	280,786
Park-Ohio Holdings Corp.	20,034	281,878
Perma-Pipe International Holdings Inc.(a)	17,458	164,629
Shyft Group Inc. (The)(b)	80,303	2,899,741
Taylor Devices Inc.(a)(b)	7,395	72,471
Titan International Inc.(a)	118,042	1,738,759
Twin Disc Inc.(a)	24,069	400,508
Urban-Gro Inc.(a)(b)	19,067	204,779

		22,646,511

Marine — 0.4%
Eagle Bulk Shipping Inc.	20,832	1,418,868
Eneti Inc.	36,032	228,803
Genco Shipping & Trading Ltd.	74,782	1,766,351
Navios Maritime Holdings Inc.(a)	28,186	102,315
Pangaea Logistics Solutions Ltd.	26,131	145,288
Safe Bulkers Inc.	148,079	704,856

		4,366,481

Media — 1.2%
Audacy Inc(a)(b)	274,895	794,446
Beasley Broadcast Group Inc., Class A(a)	20,581	36,223
Boston Omaha Corp., Class A(a)	47,096	1,194,825
Clear Channel Outdoor Holdings Inc.(a)	838,777	2,902,168
comScore Inc.(a)	160,379	466,703
Cumulus Media Inc., Class A(a)	41,915	417,054
Daily Journal Corp.(a)(b)	2,790	870,452
DallasNews Corp.	11,421	79,490
Digital Media Solutions Inc., Class A(a)	7,664	27,897
Emerald Holding Inc.(a)(b)	55,047	187,160
Entravision Communications Corp., Class A	139,732	895,682
Fluent Inc.(a)(b)	100,695	209,446
Gannett Co. Inc.(a)	326,953	1,474,558
Hemisphere Media Group Inc.(a)	37,337	170,630
Lee Enterprises Inc.(a)	12,665	340,942
Marchex Inc., Class B(a)	78,461	179,676
National CineMedia Inc.	138,364	351,445
NextPlay Technologies Inc.(a)(b)	145,824	80,203
Saga Communications Inc., Class A	9,022	206,153

Security	Shares	Value

Media (continued)
Salem Media Group Inc.(a)	24,392	$82,689
SPAR Group Inc.(a)(b)	18,956	24,643
Stagwell Inc.(a)(b)	142,722	1,033,307
Stran & Co. Inc.(a)(b)	21,344	37,352
Thryv Holdings Inc.(a)	17,608	495,137
Townsquare Media Inc., Class A(a)	26,074	333,486
Troika Media Group Inc.(a)(b)	52,731	55,368
Urban One Inc., Class A(a)	17,743	110,894
Urban One Inc., Class D, NVS(a)(b)	36,415	187,537

		13,245,566

Metals & Mining — 2.2%
Alpha Metallurgical Resources Inc.(a)	40,509	5,345,568
Ampco-Pittsburgh Corp.(a)(b)	36,319	229,173
Caledonia Mining Corp. PLC	28,526	433,881
Comstock Mining Inc.(a)	97,876	163,453
Friedman Industries Inc.	16,054	141,436
Gatos Silver Inc.(a)(b)	107,245	463,298
Gold Resource Corp.	170,524	381,974
Haynes International Inc.	28,364	1,208,306
Hycroft Mining Holding Corp.(a)	84,167	193,584
Olympic Steel Inc.	21,683	833,928
Paramount Gold Nevada Corp.(a)	72,864	47,449
Perpetua Resources Corp.(a)	75,679	310,284
PolyMet Mining Corp.(a)(b)	66,617	279,125
Ramaco Resources Inc.	49,378	780,172
Ryerson Holding Corp.	38,002	1,330,830
Schnitzer Steel Industries Inc., Class A	60,764	3,156,082
SunCoke Energy Inc.	192,976	1,719,416
Synalloy Corp.(a)	17,479	280,538
TimkenSteel Corp.(a)	106,657	2,333,655
U.S. Gold Corp.(a)	15,337	107,359
Universal Stainless & Alloy Products Inc.(a)	18,099	157,099
Warrior Met Coal Inc.	119,486	4,434,126

		24,330,736

Mortgage Real Estate Investment — 1.8%
ACRES Commercial Realty Corp.(a)(b)	21,551	288,999
AFC Gamma Inc.	34,642	662,355
AG Mortgage Investment Trust Inc.	52,534	488,566
Angel Oak Mortgage Inc.	22,236	364,893
Ares Commercial Real Estate Corp.	100,924	1,566,340
Arlington Asset Investment Corp., Class A(a)	71,466	247,987
ARMOUR Residential REIT Inc.	206,417	1,733,903
Cherry Hill Mortgage Investment Corp.	40,430	312,120
Chicago Atlantic Real Estate Finance Inc., NVS	14,169	251,216
Dynex Capital Inc.	83,203	1,347,889
Ellington Financial Inc.	124,470	2,209,342
Ellington Residential Mortgage REIT	26,332	265,690
Franklin BSP Realty Trust Inc.	82,123	1,148,079
Granite Point Mortgage Trust Inc.	123,355	1,371,708
Great Ajax Corp.	49,694	582,911
Invesco Mortgage Capital Inc.	723,778	1,650,214
Lument Finance Trust Inc.	44,295	121,368
Manhattan Bridge Capital Inc.	19,261	122,307
Nexpoint Real Estate Finance Inc.	15,476	349,758
Orchid Island Capital Inc.	314,613	1,022,492
Ready Capital Corp.	156,498	2,356,860
Sachem Capital Corp.	54,672	279,921
Seven Hills Realty Trust	31,370	349,148

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2022	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment (continued)
Western Asset Mortgage Capital Corp.	128,082	$219,020

		19,313,086

Multi-Utilities — 0.2%
Unitil Corp.	36,289	1,810,095

Multiline Retail — 0.2%
Franchise Group Inc.	65,717	2,722,655

Oil, Gas & Consumable Fuels — 6.3%
Adams Resources & Energy Inc.	7,189	276,705
Aemetis Inc.(a)(b)	63,548	805,153
Alto Ingredients Inc.(a)(b)	171,916	1,172,467
American Resources Corp.(a)(b)	94,111	241,865
Amplify Energy Corp.(a)	82,649	454,569
Arch Resources Inc.(b)	35,088	4,820,389
Ardmore Shipping Corp.(a)	80,531	362,389
Battalion Oil Corp.(a)	6,151	114,286
Berry Corp.	155,921	1,609,105
Centrus Energy Corp., Class A(a)(b)	22,841	769,742
Civitas Resources Inc.	100,646	6,009,573
CONSOL Energy Inc.(a)	79,476	2,990,682
Crescent Energy Inc.(b)	67,974	1,178,669
Dorian LPG Ltd.	71,840	1,040,962
Earthstone Energy Inc., Class A(a)(b)	72,028	909,714
Energy Fuels Inc./Canada(a)(b)	358,361	3,279,003
Epsilon Energy Ltd.(b)	34,696	223,789
Evolution Petroleum Corp.	71,394	484,765
EzFill Holdings Inc.(a)	14,457	15,180
Falcon Minerals Corp.	91,321	615,504
Gevo Inc.(a)(b)	462,103	2,162,642
Green Plains Inc.(a)(b)	99,613	3,088,999
Hallador Energy Co.(a)	50,101	175,353
HighPeak Energy Inc.(b)	12,081	268,198
International Seaways Inc.	106,377	1,919,041
Kinetik Holdings Inc.	7,653	497,522
Laredo Petroleum Inc.(a)	29,189	2,310,017
Lightbridge Corp.(a)(b)	16,584	138,476
NACCO Industries Inc., Class A	9,194	360,589
NextDecade Corp.(a)(b)	61,917	409,891
Nordic American Tankers Ltd.	387,276	824,898
Northern Oil and Gas Inc.	141,882	3,999,654
Overseas Shipholding Group Inc., Class A(a)	148,708	310,800
Par Pacific Holdings Inc.(a)	105,161	1,369,196
Peabody Energy Corp.(a)(b)	206,607	5,068,070
PEDEVCO Corp.(a)	39,532	53,368
PHX Minerals Inc.	67,412	206,281
PrimeEnergy Resources Corp.(a)	1,380	94,130
Ranger Oil Corp.(a)	49,371	1,704,781
REX American Resources Corp.(a)	12,439	1,238,924
Riley Exploration Permian Inc.	24,751	620,755
Ring Energy Inc.(a)(b)	195,502	746,818
SandRidge Energy Inc.(a)	72,739	1,165,279
SilverBow Resources Inc.(a)	16,759	536,288
Stabilis Solutions Inc.(a)	5,865	29,325
Teekay Corp.(a)	162,177	514,101
Teekay Tankers Ltd., Class A(a)(b)	55,149	763,262
Tellurian Inc.(a)(b)	858,041	4,547,617
Uranium Energy Corp.(a)(b)	610,785	2,803,503
Ur-Energy Inc.(a)(b)	428,709	685,934
VAALCO Energy Inc.	124,653	813,984

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Vertex Energy Inc.(a)(b)	123,614	$1,228,723
W&T Offshore Inc.(a)(b)	216,217	825,949

		68,856,879

Paper & Forest Products — 0.2%
Clearwater Paper Corp.(a)	38,056	1,066,710
Glatfelter Corp.	101,788	1,260,135

		2,326,845

Personal Products — 0.6%
Beauty Health Co. (The)(a)(b)	202,307	3,414,942
Grove Inc.(a)(b)	18,314	93,218
Guardion Health Sciences Inc.(a)	53,975	12,501
Jupiter Wellness Inc.(a)(b)	45,685	50,254
LifeMD Inc.(a)(b)	48,129	169,896
Lifevantage Corp.(a)	52,611	250,428
Mannatech Inc.	2,758	100,888
Natural Alternatives International Inc.(a)	11,618	133,839
Natural Health Trends Corp.	16,834	119,185
Nature’s Sunshine Products Inc.(a)	27,778	467,226
NewAge Inc.(a)(b)	308,183	179,054
Revlon Inc., Class A(a)(b)	16,275	131,339
Summer Infant Inc.(a)	2,791	32,543
Thorne HealthTech Inc.(a)(b)	15,389	97,874
United-Guardian Inc.	7,928	178,697
Veru Inc.(a)(b)	149,418	721,689

		6,153,573

Pharmaceuticals — 3.6%
9 Meters Biopharma Inc.(a)(b)	529,709	317,455
AcelRx Pharmaceuticals Inc.(a)(b)	272,794	77,883
Acer Therapeutics Inc.(a)	23,986	69,559
Aclaris Therapeutics Inc.(a)(b)	117,754	2,030,079
Adial Pharmaceuticals Inc.(a)	32,161	64,644
Aerie Pharmaceuticals Inc.(a)(b)	97,725	889,297
Aerpio Pharmaceuticals Inc., NVS(b)	102,420	1
Agile Therapeutics Inc.(a)	201,733	42,263
Alimera Sciences Inc.(a)(b)	16,294	91,246
Altamira Therapeutics Ltd.(a)(b)	55,750	61,325
Amphastar Pharmaceuticals Inc.(a)	85,891	3,083,487
Ampio Pharmaceuticals Inc.(a)	453,937	213,350
Amylyx Pharmaceuticals Inc.(a)(b)	22,445	288,418
Anebulo Pharmaceuticals Inc.(a)	6,851	46,313
Angion Biomedica Corp.(a)(b)	50,445	106,943
ANI Pharmaceuticals Inc.(a)	25,536	717,817
Antares Pharma Inc.(a)	384,672	1,577,155
Aquestive Therapeutics Inc.(a)(b)	59,208	154,533
Athira Pharma Inc.(a)	74,822	1,010,097
Avenue Therapeutics Inc.(a)	24,866	11,973
Aytu BioPharma Inc.(a)	60,804	65,668
Baudax Bio Inc.(a)(b)	6,997	12,385
Biofrontera Inc.(a)(b)	7,408	24,669
Cara Therapeutics Inc.(a)	102,539	1,245,849
cbdMD Inc.(a)(b)	87,168	90,655
CinCor Pharma Inc.(a)	27,164	476,457
Citius Pharmaceuticals Inc.(a)(b)	284,694	509,602
Clearside Biomedical Inc.(a)(b)	110,876	253,906
Clever Leaves Holdings Inc.(a)	48,998	122,005
CNS Pharmaceuticals Inc.(a)	38,201	13,027
Cocrystal Pharma Inc.(a)	205,085	112,797
Cognition Therapeutics Inc.(a)	7,592	20,498
Collegium Pharmaceutical Inc.(a)(b)	80,248	1,633,849

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Context Therapeutics LLC(a)(b)	15,945	$34,601
CorMedix Inc.(a)(b)	86,937	476,415
Cumberland Pharmaceuticals Inc.(a)	19,465	54,891
Cymabay Therapeutics Inc.(a)	195,756	608,801
Dare Bioscience Inc.(a)(b)	175,421	261,377
Dermata Therapeutics Inc.(a)	17,157	21,446
DICE Therapeutics Inc.(a)(b)	32,147	614,972
Durect Corp.(a)(b)	517,590	346,734
Eloxx Pharmaceuticals Inc.(a)(b)	136,445	76,396
Enveric Biosciences Inc.(a)	44,243	14,600
Esperion Therapeutics Inc.(a)	134,983	626,321
Eton Pharmaceuticals Inc.(a)(b)	47,986	209,219
Evofem Biosciences Inc.(a)(b)	373,922	127,133
Evoke Pharma Inc.(a)	80,837	40,014
Evolus Inc.(a)(b)	76,476	858,061
Eyenovia Inc.(a)(b)	44,726	136,414
EyePoint Pharmaceuticals Inc.(a)(b)	57,395	697,349
Fulcrum Therapeutics Inc.(a)(b)	63,515	1,502,130
Graybug Vision Inc.(a)(b)	29,371	36,126
Harrow Health Inc.(a)	51,480	351,094
Hepion Pharmaceuticals Inc.(a)(b)	176,000	227,040
Hoth Therapeutics Inc.(a)(b)	58,439	40,440
Ikena Oncology Inc.(a)	64,014	390,485
IMARA Inc.(a)	23,821	44,783
Jaguar Health Inc.(a)(b)	107,791	76,370
Journey Medical Corp.(a)(b)	7,952	38,249
Kala Pharmaceuticals Inc.(a)(b)	113,725	156,940
Kaleido Biosciences Inc.(a)(b)	46,640	76,956
KemPharm Inc.(a)(b)	67,956	341,819
Landos Biopharma Inc.(a)	10,932	16,125
Lannett Co. Inc.(a)(b)	85,255	67,172
Lipocine Inc.(a)(b)	195,140	267,342
Liquidia Corp.(a)(b)	79,106	567,981
Longboard Pharmaceuticals Inc.(a)(b)	28,189	146,301
Lyra Therapeutics Inc.(a)	15,412	61,956
Marinus Pharmaceuticals Inc.(a)(b)	85,243	797,022
MediWound Ltd.(a)	39,253	78,113
Mind Medicine MindMed Inc.(a)	744,160	826,018
MyMD Pharmaceuticals Inc.(a)	84,569	394,092
Novan Inc.(a)(b)	44,834	176,646
Nutriband Inc.(a)(b)	3,088	13,000
Ocular Therapeutix Inc.(a)	176,904	875,675
Ocuphire Pharma Inc.(a)(b)	25,255	81,826
Omthera Pharmaceuticals Inc., NVS(c)	60,904	15,716
Opiant Pharmaceuticals Inc.(a)	10,050	215,271
Optinose Inc.(a)(b)	139,106	343,592
Oramed Pharmaceuticals Inc.(a)(b)	85,909	743,113
Otonomy Inc.(a)(b)	132,207	317,297
Palisade Bio Inc.(a)(b)	19,295	20,453
Paratek Pharmaceuticals Inc.(a)(b)	112,178	333,169
Petros Pharmaceuticals Inc.(a)(b)	25,321	39,501
PLx Pharma Inc.(a)(b)	63,454	256,354
Processa Pharmaceuticals Inc.(a)(b)	26,692	80,343
ProPhase Labs Inc.	21,507	150,549
Provention Bio Inc.(a)(b)	127,974	936,770
Pulmatrix Inc., NVS	6,643	45,372
Rain Therapeutics Inc.(a)	37,145	188,325
Relmada Therapeutics Inc.(a)	57,621	1,555,191
Reviva Pharmaceuticals Holdings Inc.(a)(b)	21,187	52,120
RVL Pharmaceuticals PLC(a)(b)	96,987	163,908

Security	Shares	Value

Pharmaceuticals (continued)
Satsuma Pharmaceuticals Inc.(a)	47,752	$181,458
scPharmaceuticals Inc.(a)(b)	30,209	171,587
SCYNEXIS Inc.(a)(b)	56,234	219,875
Seelos Therapeutics Inc.(a)(b)	228,652	191,565
SIGA Technologies Inc.(a)(b)	111,566	791,003
Societal CDMO Inc(a)	95,294	171,529
Tarsus Pharmaceuticals Inc.(a)(b)	19,325	325,046
Terns Pharmaceuticals Inc.(a)	32,088	95,301
TFF Pharmaceuticals Inc.(a)(b)	48,690	307,234
TherapeuticsMD Inc.(a)	908,604	345,269
Theseus Pharmaceuticals Inc.(a)(b)	26,945	310,676
Timber Pharmaceuticals Inc.(a)(b)	112,156	43,180
Trevi Therapeutics Inc.(a)(b)	25,434	55,955
Tricida Inc.(a)	67,440	554,357
Ventyx Biosciences Inc.(a)(b)	24,192	328,285
Verrica Pharmaceuticals Inc.(a)(b)	31,033	251,678
VYNE Therapeutics Inc.(a)(b)	110,270	71,687
WaVe Life Sciences Ltd.(a)	103,450	206,900
Xeris Biopharma Holdings Inc.(a)	270,687	692,959
Zynerba Pharmaceuticals Inc.(a)	91,396	187,362

		39,251,600

Professional Services — 1.7%
Acacia Research Corp.(a)(b)	114,601	516,850
Atlas Technical Consultants Inc.(a)(b)	34,072	410,227
Barrett Business Services Inc.	17,277	1,338,449
BGSF Inc.	22,818	300,513
CRA International Inc.	16,683	1,405,710
DLH Holdings Corp.(a)(b)	12,891	244,155
Forrester Research Inc.(a)	26,115	1,473,408
Franklin Covey Co.(a)	29,087	1,315,314
Heidrick & Struggles International Inc.	45,024	1,782,050
Hill International Inc.(a)(b)	100,193	163,315
HireQuest Inc.(b)	12,157	232,442
Hudson Global Inc.(a)(b)	6,022	244,915
Kelly Services Inc., Class A, NVS	81,814	1,774,546
Kforce Inc.	47,077	3,482,286
Mastech Digital Inc.(a)	9,263	171,273
Mistras Group Inc.(a)(b)	45,860	303,135
RCM Technologies Inc.(a)(b)	18,780	185,171
Red Violet Inc.(a)(b)	18,170	517,845
Resources Connection Inc.	72,310	1,239,393
ShiftPixy Inc.(a)(b)	39,012	30,433
Volt Information Sciences Inc.(a)	33,575	200,778
Where Food Comes From Inc.	6,616	73,835
Willdan Group Inc.(a)(b)	26,067	799,996

		18,206,039

Real Estate Management & Development — 0.4%
Alset EHome International Inc.(a)(b)	85,771	39,455
Altisource Asset Management Corp.(a)	3,171	44,616
Altisource Portfolio Solutions SA(a)	12,246	144,870
American Realty Investors Inc.(a)	3,646	56,039
AMREP Corp.(a)(b)	8,883	120,098
Comstock Holding Companies Inc.(a)	5,076	29,695
Fathom Holdings Inc.(a)(b)	15,364	164,395
Forestar Group Inc.(a)(b)	39,803	706,901
FRP Holdings Inc.(a)(b)	15,612	902,374
InterGroup Corp. (The)(a)	2,996	151,058
JW Mays Inc.(a)	952	36,652
Maui Land & Pineapple Co. Inc.(a)(b)	16,816	186,826

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2022	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
Rafael Holdings Inc., Class B(a)(b)	27,536	$69,115
Stratus Properties Inc.(a)	13,624	586,922
Tejon Ranch Co.(a)	47,997	876,425
Transcontinental Realty Investors Inc.(a)	3,009	117,441
Trinity Place Holdings Inc.(a)(b)	41,702	79,234

		4,312,116

Road & Rail — 0.4%
Covenant Logistics Group Inc., Class A	28,000	602,840
Daseke Inc.(a)	92,811	934,607
HyreCar Inc.(a)	43,148	102,692
PAM Transportation Services Inc.(a)	16,440	571,290
Patriot Transportation Holding Inc.	5,288	42,198
U.S. Xpress Enterprises Inc., Class A(a)(b)	61,761	239,633
Universal Logistics Holdings Inc.	18,234	367,415
USA Truck Inc.(a)(b)	19,179	395,088
Yellow Corp.(a)(b)	116,322	815,417

		4,071,180

Semiconductors & Semiconductor Equipment — 2.3%
Aehr Test Systems(a)	53,975	548,386
Alpha & Omega Semiconductor Ltd.(a)	50,065	2,736,052
Amtech Systems Inc.(a)(b)	26,633	267,928
Atomera Inc.(a)(b)	47,237	616,915
AXT Inc.(a)	94,225	661,460
CEVA Inc.(a)	52,003	2,113,922
CVD Equipment Corp.(a)	11,842	52,815
CyberOptics Corp.(a)	16,564	672,167
eMagin Corp.(a)(b)	155,758	177,564
Everspin Technologies Inc.(a)	36,073	314,196
GSI Technology Inc.(a)(b)	39,191	150,102
Ichor Holdings Ltd.(a)(b)	65,123	2,319,681
Impinj Inc.(a)(b)	43,902	2,789,533
inTEST Corp.(a)	24,637	264,355
Kopin Corp.(a)(b)	181,690	459,676
Meta Materials Inc.(a)(b)	467,798	781,223
NeoPhotonics Corp.(a)	121,094	1,841,840
NVE Corp.	10,898	593,614
PDF Solutions Inc.(a)	69,653	1,941,229
Photronics Inc.(a)	137,828	2,338,941
Pixelworks Inc.(a)(b)	122,263	363,121
QuickLogic Corp.(a)(b)	27,012	148,566
SkyWater Technology Inc.(a)(b)	18,730	202,846
SMART Global Holdings Inc.(a)	113,430	2,929,897
WiSA Technologies Inc(a)(b)	33,240	41,550

		25,327,579

Software — 1.8%
A10 Networks Inc.	139,862	1,951,075
Agilysys Inc.(a)	49,124	1,959,065
Akerna Corp.(a)(b)	54,267	61,864
Alfi Inc.(a)(b)	13,849	22,712
American Software Inc./GA, Class A	72,711	1,515,297
Arteris Inc.(a)(b)	11,971	155,623
Asure Software Inc.(a)	41,239	245,372
Auddia Inc.(a)(b)	21,446	43,750
AudioEye Inc.(a)(b)	16,004	108,987
Aware Inc./MA(a)	30,459	91,377
Benefitfocus Inc.(a)	58,362	736,528
BSQUARE Corp.(a)(b)	39,575	68,465
ChannelAdvisor Corp.(a)	68,223	1,130,455
Cleanspark Inc.(a)(b)	91,990	1,137,916

Security	Shares	Value

Software (continued)
Color Star Technology Co. Ltd.(a)(b)	344,358	$78,514
CoreCard Corp.(a)(b)	16,851	461,717
CYNGN Inc.(a)(b)	10,965	16,009
DatChat Inc.(a)(b)	27,143	71,115
Digimarc Corp.(a)(b)	29,430	776,069
Duos Technologies Group Inc.(a)(b)	10,354	55,497
eGain Corp.(a)	48,403	560,507
Greenidge Generation Holdings Inc.(a)	21,870	188,082
GTY Technology Holdings Inc.(a)	75,364	243,426
Intrusion Inc.(a)(b)	42,169	104,579
Issuer Direct Corp.(a)(b)	7,151	212,599
Kaspien Holdings Inc.(a)(b)	2,306	16,742
Mind CTI Ltd.	40,661	119,137
Mitek Systems Inc.(a)	99,199	1,455,249
NetSol Technologies Inc.(a)	23,016	88,612
Oblong Inc.(a)	35,861	23,511
OneSpan Inc.(a)	81,298	1,173,943
Park City Group Inc.(a)	29,225	154,308
Phunware Inc.(a)(b)	189,315	526,296
Qumu Corp.(a)	36,072	63,487
RealNetworks Inc.(a)	81,173	47,080
Rekor Systems Inc.(a)(b)	79,670	363,295
Rimini Street Inc.(a)	103,294	599,105
Seachange International Inc.(a)(b)	99,877	112,861
ShotSpotter Inc.(a)	19,819	549,383
SilverSun Technologies Inc.	6,439	20,991
Smith Micro Software Inc.(a)(b)	108,532	409,166
SRAX Inc.(a)(b)	44,433	214,611
Stronghold Digital Mining Inc.(a)(b)	17,499	102,369
Synchronoss Technologies Inc.(a)	146,202	252,930
UserTesting Inc.(a)(b)	20,735	221,657
Verb Technology Co. Inc.(a)	139,041	131,825
Veritone Inc.(a)(b)	65,587	1,198,930
VirnetX Holding Corp.(a)	144,714	235,884
Weave Communications Inc.(a)	12,421	74,029

		20,152,001

Specialty Retail — 2.5%
America’s Car-Mart Inc./TX(a)	13,839	1,114,870
Barnes & Noble Education Inc.(a)	104,813	375,231
Big 5 Sporting Goods Corp.	48,091	824,761
Build-A-Bear Workshop Inc., Class A	34,337	627,680
Caleres Inc.	85,756	1,657,664
CarLotz Inc.(a)	166,833	228,561
Cato Corp. (The), Class A	44,512	652,546
Chico’s FAS Inc.(a)	279,984	1,343,923
Citi Trends Inc.(a)(b)	18,559	568,369
Conn’s Inc.(a)(b)	41,109	633,490
Container Store Group Inc. (The)(a)(b)	73,176	597,848
Envela Corp.(a)(b)	18,266	85,120
Express Inc.(a)(b)	152,604	543,270
Genesco Inc.(a)(b)	33,115	2,106,445
Haverty Furniture Companies Inc.	38,049	1,043,304
Hibbett Inc.	31,700	1,405,578
J Jill Inc.(a)	9,949	150,926
JOANN Inc.(b)	25,884	295,336
Kirkland’s Inc.(a)(b)	29,155	270,850
Lazydays Holdings Inc.(a)(b)	17,561	354,381
LL Flooring Holdings Inc.(a)	66,071	926,315
LMP Automotive Holdings Inc.(a)(b)	13,668	68,340
MarineMax Inc.(a)(b)	48,793	1,964,406

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
OneWater Marine Inc., Class A	25,565	$880,714
Party City Holdco Inc.(a)(b)	254,769	912,073
Shift Technologies Inc.(a)(b)	138,552	304,814
Shoe Carnival Inc.	40,882	1,192,119
Sportsman’s Warehouse Holdings Inc.(a)	100,410	1,073,383
Tilly’s Inc., Class A	52,972	495,818
TravelCenters of America Inc.(a)	28,889	1,241,072
Winmark Corp.	7,979	1,755,380
Xcel Brands Inc.(a)(b)	21,891	32,618
Zumiez Inc.(a)(b)	45,039	1,720,940

		27,448,145

Technology Hardware, Storage & Peripherals — 0.6%
AstroNova Inc.(a)	16,179	245,435
Avid Technology Inc.(a)(b)	83,904	2,925,733
Boxlight Corp., Class A(a)(b)	118,286	141,943
Contra Communications Inc., NVS	4,194	3,397
Eastman Kodak Co.(a)(b)	104,851	686,774
Immersion Corp.(a)(b)	70,227	390,462
Intevac Inc.(a)(b)	56,051	299,873
Movano Inc.(a)(b)	25,546	69,230
One Stop Systems Inc.(a)(b)	32,415	123,825
Quantum Corp.(a)(b)	135,718	308,080
Socket Mobile Inc.(a)	14,464	58,001
TransAct Technologies Inc.(a)(b)	22,330	157,650
Turtle Beach Corp.(a)	35,125	747,811

		6,158,214

Textiles, Apparel & Luxury Goods — 0.5%
Charles & Colvard Ltd.(a)	59,001	92,631
Crown Crafts Inc.	19,010	123,755
Culp Inc.	26,722	212,173
Delta Apparel Inc.(a)(b)	14,749	439,373
Fossil Group Inc.(a)	111,234	1,072,296
Jerash Holdings U.S. Inc.	7,938	50,962
Lakeland Industries Inc.(a)(b)	17,425	334,386
Movado Group Inc.	36,405	1,421,615
Rocky Brands Inc.	15,942	663,028
Superior Group of Companies Inc.	26,780	478,023
Unifi Inc.(a)	32,180	582,458
Vera Bradley Inc.(a)(b)	60,655	465,224
Vince Holding Corp.(a)(b)	8,156	66,308

		6,002,232

Thrifts & Mortgage Finance — 2.0%
1895 Bancorp of Wisconsin Inc.(a)	7,029	76,265
Blue Foundry Bancorp(a)(b)	64,802	878,067
Bogota Financial Corp.(a)(b)	12,890	138,181
Bridgewater Bancshares Inc.(a)	48,911	815,835
Broadway Financial Corp./DE(a)	81,556	129,674
Catalyst Bancorp Inc.(a)(b)	12,456	170,274
CF Bankshares Inc.	9,165	203,463
CFSB Bancorp. Inc., NVS(b)	5,009	50,441
Cincinnati Bancorp Inc.(a)	5,417	83,693
Elmira Savings Bank	5,670	130,013
ESSA Bancorp. Inc.	20,366	365,570
Federal Agricultural Mortgage Corp., Class C, NVS	21,216	2,301,512
FFBW Inc.(a)	14,031	169,494
Finance of America Companies Inc., Class A(a)	42,869	130,322
First Seacoast Bancorp.(a)(b)	6,206	65,411
FS Bancorp. Inc.	16,568	513,608
Greene County Bancorp. Inc.	7,835	350,224

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Guaranty Federal Bancshares Inc.	7,341	$230,728
Hingham Institution For Savings (The)	3,370	1,156,584
HMN Financial Inc.	8,593	212,763
Home Bancorp. Inc.	17,555	716,068
Home Federal Bancorp. Inc./LA	6,297	132,237
Home Point Capital Inc.	18,574	57,765
HV Bancorp Inc.(a)	2,846	61,758
IF Bancorp. Inc.	5,432	129,336
Impac Mortgage Holdings Inc.(a)	30,175	22,631
Kentucky First Federal Bancorp.	9,703	69,862
Lake Shore Bancorp. Inc.	4,118	61,358
Luther Burbank Corp.	36,148	480,407
Magyar Bancorp Inc.	14,598	172,256
Merchants Bancorp./IN	34,416	942,310
Mid-Southern Bancorp Inc.	5,775	84,315
Northeast Community Bancorp Inc.(b)	9,414	115,321
Northfield Bancorp. Inc.	101,755	1,461,202
NSTS Bancorp Inc.(a)	11,859	143,257
Oconee Federal Financial Corp.	2,567	62,506
Ocwen Financial Corp.(a)(b)	19,055	452,747
OP Bancorp.	28,307	392,052
PB Bankshares Inc.(a)(b)	6,036	83,176
PCSB Financial Corp.	29,155	557,152
Pioneer Bancorp. Inc./NY(a)(b)	26,883	282,809
Ponce Financial Group Inc.(a)	23,563	244,584
Provident Bancorp. Inc.	35,245	571,674
Provident Financial Holdings Inc.	13,709	226,747
Prudential Bancorp. Inc.	15,664	257,829
Randolph Bancorp Inc.	10,273	271,310
Rhinebeck Bancorp Inc.(a)	8,092	82,134
Security National Financial Corp., Class A(a)	23,573	235,730
Southern Missouri Bancorp. Inc.	17,759	887,062
Sterling Bancorp Inc./MI(a)	40,487	287,458
TC Bancshares Inc.(a)(b)	10,647	150,123
Territorial Bancorp. Inc.	17,872	428,928
Texas Community Bancshares Inc.(a)	6,354	114,626
Timberland Bancorp. Inc./WA	17,616	475,808
TrustCo Bank Corp. NY	35,866	1,145,201
Velocity Financial Inc.(a)	19,653	215,004
Waterstone Financial Inc.	50,259	972,009
Western New England Bancorp. Inc.	47,144	421,467
William Penn Bancorp. Inc.(b)	30,185	384,859
WVS Financial Corp.	3,353	50,463

		22,075,663

Tobacco — 0.2%
22nd Century Group Inc.(a)(b)	375,838	871,944
Turning Point Brands Inc.	33,810	1,149,878

		2,021,822

Trading Companies & Distributors — 1.1%
Alta Equipment Group Inc.(a)	43,739	540,614
BlueLinx Holdings Inc.(a)	21,287	1,530,110
DXP Enterprises Inc./TX(a)	39,967	1,082,706
EVI Industries Inc.(a)(b)	10,836	201,441
FGI Industries Ltd., NVS	7,468	22,404
Hudson Technologies Inc.(a)	87,831	545,430
Huttig Building Products Inc.(a)(b)	58,641	625,113
India Globalization Capital Inc.(a)(b)	107,404	101,916
Karat Packaging Inc.(a)	10,416	206,758
Lawson Products Inc./DE(a)(b)	11,468	441,977

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2022	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
Titan Machinery Inc.(a)	45,058	$1,273,339
Transcat Inc.(a)(b)	16,508	1,339,459
Veritiv Corp.(a)	33,225	4,438,528
Willis Lease Finance Corp.(a)	6,597	212,357

		12,562,152

Water Utilities — 0.3%
Artesian Resources Corp., Class A, NVS	18,689	907,351
Cadiz Inc.(a)	55,065	113,984
Consolidated Water Co. Ltd.	33,313	368,442
Global Water Resources Inc.	29,323	487,935
Pure Cycle Corp.(a)(b)	44,962	540,443
York Water Co. (The)	30,138	1,355,306

		3,773,461

Wireless Telecommunication Services — 0.3%
Gogo Inc.(a)(b)	137,098	2,613,088
Spok Holdings Inc.	40,946	326,749

		2,939,837

Total Common Stocks — 99.7% (Cost: $1,151,537,807)		1,093,553,854

Preferred Stocks

Hotels, Restaurants & Leisure — 0.0%
FAT Brands Inc., 8.25%(a)	960	12,576

Total Preferred Stocks — 0.0% (Cost: $12,564)		12,576

Rights

Technology Hardware, Storage & Peripherals — 0.0%
Right Quantum Corp., NVS (Expires 04/18/22)(b)	135,718	1,147

Total Rights — 0.0% (Cost: $0)		1,147

Security	Shares	Value

Short-Term Investments

Money Market Funds — 15.9%

BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(d)(e)(f)	172,819,347	$172,784,783

BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(d)(e)	1,230,000	1,230,000

		174,014,783

Total Short-Term Investments — 15.9% (Cost: $174,026,145)		174,014,783

Total Investments in Securities — 115.6% (Cost: $1,325,576,516)		1,267,582,360

Other Assets, Less Liabilities — (15.6)%		(170,938,646)

Net Assets — 100.0%		$1,096,643,714

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$216,470,830	$—		$(43,542,129	)(a)	$(52,090)	$(91,828)	$172,784,783	172,819,347	$3,034,646	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	680,000	550,000	(a)	—		—	—	1,230,000	1,230,000	349		—

						$(52,090)	$(91,828)	$174,014,783		$3,034,995		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Micro-Cap ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	29	06/17/22	$2,996	$13,773

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$13,773

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(240,796)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$13,729

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,599,460

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments Assets
Common Stocks	$1,093,433,739	$3,397	$116,718	$1,093,553,854
Preferred Stocks	12,576	—	—	12,576
Rights	—	1,147	—	1,147
Money Market Funds	174,014,783	—	—	174,014,783

	$1,267,461,098	$4,544	$116,718	$1,267,582,360

Derivative financial instruments(a)
Assets
Futures Contracts	$13,773	$—	$—	$13,773

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments March 31, 2022	iShares® Russell 2500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.2%
Axon Enterprise Inc.(a)	4,329	$596,233
BWX Technologies Inc.	6,165	332,047
Curtiss-Wright Corp.	2,607	391,467
Hexcel Corp.	5,607	333,448
Howmet Aerospace Inc.	25,698	923,586
Huntington Ingalls Industries Inc.	2,621	522,732
Mercury Systems Inc.(a)	3,713	239,303
Spirit AeroSystems Holdings Inc., Class A	7,047	344,528
Textron Inc.	14,671	1,091,229
Virgin Galactic Holdings Inc.(a)(b)	351	3,468
Woodward Inc.	4,110	513,380

		5,291,421

Air Freight & Logistics — 0.1%
GXO Logistics Inc.(a)	6,431	458,788

Airlines — 0.4%
Alaska Air Group Inc.(a)	8,135	471,911
American Airlines Group Inc.(a)	42,497	775,570
Copa Holdings SA, Class A, NVS(a)	2,121	177,401
JetBlue Airways Corp.(a)	21,222	317,269

		1,742,151

Auto Components — 0.5%
BorgWarner Inc.	15,924	619,444
Gentex Corp.	15,774	460,127
Lear Corp.	3,985	568,221
QuantumScape Corp.(a)(b)	17,914	358,101

		2,005,893

Automobiles — 0.2%
Harley-Davidson Inc.	10,213	402,392
Thor Industries Inc.	3,575	281,353

		683,745

Banks — 2.7%
Bank of Hawaii Corp.	2,669	223,983
Bank OZK	8,022	342,539
BOK Financial Corp.	2,034	191,094
Comerica Inc.	8,713	787,917
Commerce Bancshares Inc.	7,445	532,988
Cullen/Frost Bankers Inc.	3,783	523,605
East West Bancorp. Inc.	9,391	742,077
First Citizens BancShares Inc./NC, Class A	809	538,470
First Hawaiian Inc.	8,486	236,675
First Horizon Corp.	35,665	837,771
FNB Corp.	22,994	286,275
PacWest Bancorp.	7,741	333,869
People’s United Financial Inc.	28,321	566,137
Pinnacle Financial Partners Inc.	4,949	455,704
Popular Inc.	5,284	431,914
Prosperity Bancshares Inc.	5,960	413,505
Signature Bank/New York NY	4,090	1,200,374
Synovus Financial Corp.	9,611	470,939
Umpqua Holdings Corp.	14,461	272,734
Webster Financial Corp.	11,837	664,292
Western Alliance Bancorp.	6,925	573,529
Wintrust Financial Corp.	3,760	349,417
Zions Bancorp. N.A.	10,250	671,990

		11,647,798

Security	Shares	Value

Beverages — 0.1%
Boston Beer Co. Inc. (The), Class A, NVS(a)	624	$242,405

Biotechnology — 0.9%
Exelixis Inc.(a)	20,566	466,231
Ionis Pharmaceuticals Inc.(a)	9,393	347,917
Iovance Biotherapeutics Inc.(a)	11,748	195,604
Mirati Therapeutics Inc.(a)	3,072	252,580
Neurocrine Biosciences Inc.(a)	6,233	584,344
Novavax Inc.(a)	5,286	389,314
Sage Therapeutics Inc.(a)	4,207	139,252
Sarepta Therapeutics Inc.(a)	5,524	431,535
Ultragenyx Pharmaceutical Inc.(a)	4,374	317,640
United Therapeutics Corp.(a)	2,938	527,106

		3,651,523

Building Products — 1.5%
A O Smith Corp.	8,798	562,104
Advanced Drainage Systems Inc.	4,087	485,576
Allegion PLC	5,977	656,155
Armstrong World Industries Inc.	3,206	288,572
AZEK Co. Inc. (The)(a)	7,472	185,604
Builders FirstSource Inc.(a)	12,622	814,624
Carlisle Companies Inc.	3,433	844,243
Fortune Brands Home & Security Inc.	8,984	667,332
Hayward Holdings Inc.(a)	3,275	54,431
Lennox International Inc.	2,192	565,229
Owens Corning	6,673	610,580
Trex Co. Inc.(a)	7,731	505,066

		6,239,516

Capital Markets — 1.9%
Affiliated Managers Group Inc.	2,684	378,310
Ares Management Corp., Class A	9,434	766,324
Carlyle Group Inc. (The)	10,823	529,353
Cboe Global Markets Inc.	7,065	808,377
Evercore Inc., Class A	2,527	281,306
FactSet Research Systems Inc.	2,520	1,094,058
Invesco Ltd.	22,252	513,131
Janus Henderson Group PLC	11,276	394,886
Jefferies Financial Group Inc.	14,566	478,493
Lazard Ltd., Class A	6,744	232,668
LPL Financial Holdings Inc.	5,299	968,021
Morningstar Inc.	1,547	422,594
SEI Investments Co.	7,131	429,358
Stifel Financial Corp.	6,755	458,664
Virtu Financial Inc., Class A	5,918	220,268

		7,975,811

Chemicals — 1.7%
Ashland Global Holdings Inc.	3,641	358,311
Axalta Coating Systems Ltd.(a)	13,790	338,958
CF Industries Holdings Inc.	14,196	1,463,040
Chemours Co. (The)	10,865	342,030
Diversey Holdings Ltd.(a)	5,069	38,372
Element Solutions Inc.	15,459	338,552
Huntsman Corp.	13,810	518,013
Mosaic Co. (The)	24,713	1,643,414
NewMarket Corp.	437	141,754
Olin Corp.	9,547	499,117
RPM International Inc.	8,486	691,100
Scotts Miracle-Gro Co. (The)	2,762	339,616
Valvoline Inc.	11,971	377,805

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Westlake Chemical Corp.	2,225	$274,565

		7,364,647

Commercial Services & Supplies — 0.4%
Clean Harbors Inc.(a)	3,360	375,110
Driven Brands Holdings Inc.(a)	3,707	97,420
IAA Inc.(a)	9,068	346,851
MSA Safety Inc.	2,461	326,575
Stericycle Inc.(a)	6,107	359,824

		1,505,780

Communications Equipment — 0.7%
Ciena Corp.(a)	10,252	621,579
CommScope Holding Co. Inc.(a)	13,309	104,875
F5 Inc.(a)	4,008	837,471
Juniper Networks Inc.	21,574	801,690
Lumentum Holdings Inc.(a)	4,830	471,408
Viasat Inc.(a)	4,699	229,311

		3,066,334

Construction & Engineering — 0.7%
AECOM	9,071	696,744
MasTec Inc.(a)	3,845	334,899
MDU Resources Group Inc.	13,421	357,670
Quanta Services Inc.	9,425	1,240,424
Valmont Industries Inc.	1,393	332,370

		2,962,107

Construction Materials — 0.1%
Eagle Materials Inc.	2,661	341,566

Consumer Finance — 0.3%
Credit Acceptance Corp.(a)	537	295,549
OneMain Holdings Inc.	7,429	352,209
SLM Corp.	19,526	358,497
Upstart Holdings Inc.(a)(b)	3,242	353,670

		1,359,925

Containers & Packaging — 1.4%
AptarGroup Inc.	4,379	514,533
Ardagh Group SA(a)	885	14,872
Ardagh Metal Packaging SA(a)	9,014	73,284
Avery Dennison Corp.	5,511	958,749
Berry Global Group Inc.(a)	8,940	518,162
Crown Holdings Inc.	8,167	1,021,610
Graphic Packaging Holding Co.	18,861	377,974
Packaging Corp. of America	6,234	973,190
Sealed Air Corp.	9,841	658,953
Silgan Holdings Inc.	5,628	260,182
Sonoco Products Co.	6,494	406,265

		5,777,774

Distributors — 0.3%
Pool Corp.	2,591	1,095,604

Diversified Consumer Services — 0.7%
ADT Inc.	10,473	79,490
Bright Horizons Family Solutions Inc.(a)	3,999	530,627
Chegg Inc.(a)	9,470	343,572
frontdoor Inc.(a)	5,731	171,070
Grand Canyon Education Inc.(a)	2,665	258,798
H&R Block Inc.	11,774	306,595
Mister Car Wash Inc.(a)	5,066	74,926
Service Corp. International	10,660	701,641

Security	Shares	Value

Diversified Consumer Services (continued)
Terminix Global Holdings Inc.(a)	8,107	$369,923

		2,836,642

Diversified Financial Services — 0.1%
Voya Financial Inc.	7,104	471,350

Electric Utilities — 0.6%
Hawaiian Electric Industries Inc.	7,065	298,920
IDACORP Inc.	3,362	387,840
NRG Energy Inc.	16,182	620,741
OGE Energy Corp.	13,306	542,619
Pinnacle West Capital Corp.	7,458	582,470

		2,432,590

Electrical Equipment — 1.1%
Acuity Brands Inc.	2,289	433,308
ChargePoint Holdings Inc.(a)(b)	15,189	301,957
Fluence Energy Inc.(a)	2,540	33,299
Hubbell Inc.	3,590	659,734
nVent Electric PLC	11,124	386,893
Plug Power Inc.(a)(b)	34,413	984,556
Regal Rexnord Corp.	4,479	666,386
Sensata Technologies Holding PLC(a)	10,367	527,162
Shoals Technologies Group Inc., Class A(a)	7,155	121,921
Sunrun Inc.(a)	13,520	410,603
Vertiv Holdings Co.	22,143	310,002

		4,835,821

Electronic Equipment, Instruments & Components — 1.0%
Arrow Electronics Inc.(a)	4,618	547,833
Avnet Inc.	6,650	269,923
Cognex Corp.	11,371	877,273
Coherent Inc.(a)	1,630	445,577
IPG Photonics Corp.(a)	2,433	267,046
Jabil Inc.	9,753	602,053
Littelfuse Inc.	1,594	397,559
National Instruments Corp.	8,835	358,613
TD SYNNEX Corp.	2,784	287,337
Vontier Corp.	11,347	288,100

		4,341,314

Energy Equipment & Services — 0.1%
NOV Inc.	25,991	509,684

Entertainment — 0.5%
Liberty Media Corp.-Liberty Formula One, Class A(a)	1,579	99,682
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)(b)	13,235	924,332
Madison Square Garden Sports Corp.(a)	1,268	227,429
Playtika Holding Corp.(a)	7,081	136,876
Skillz Inc.(a)	600	1,800
World Wrestling Entertainment Inc., Class A	2,970	185,447
Zynga Inc., Class A(a)	68,351	631,563

		2,207,129

Equity Real Estate Investment Trusts (REITs) — 5.2%
American Campus Communities Inc.	9,096	509,103
American Homes 4 Rent, Class A	19,621	785,429
Americold Realty Trust	17,780	495,706
Apartment Income REIT Corp.	10,414	556,732
Brixmor Property Group Inc.	19,736	509,386
Camden Property Trust	6,579	1,093,430
Cousins Properties Inc.	9,797	394,721
CubeSmart	14,535	756,256

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Douglas Emmett Inc.	11,047	$369,191
EPR Properties	4,938	270,158
Equity LifeStyle Properties Inc.	11,793	901,929
Federal Realty Investment Trust	5,209	635,863
First Industrial Realty Trust Inc.	8,553	529,516
Gaming and Leisure Properties Inc.	15,529	728,776
Healthcare Trust of America Inc., Class A	14,391	451,014
Highwoods Properties Inc.	6,890	315,149
Host Hotels & Resorts Inc.	47,106	915,270
Hudson Pacific Properties Inc.	9,922	275,335
Iron Mountain Inc.	19,024	1,054,120
JBG SMITH Properties	8,195	239,458
Kilroy Realty Corp.	7,724	590,268
Kimco Realty Corp.	38,588	953,124
Lamar Advertising Co., Class A	5,738	666,641
Life Storage Inc.	5,423	761,552
Medical Properties Trust Inc.	39,265	830,062
National Retail Properties Inc.	11,550	519,057
Omega Healthcare Investors Inc.	15,832	493,325
Park Hotels & Resorts Inc.	15,741	307,422
Rayonier Inc.	9,388	386,034
Regency Centers Corp.	11,231	801,219
Rexford Industrial Realty Inc.	10,709	798,784
SL Green Realty Corp.	4,465	362,469
Spirit Realty Capital Inc.	8,483	390,388
STORE Capital Corp.	16,158	472,298
VICI Properties Inc.	41,865	1,191,478
Vornado Realty Trust	11,698	530,153

		21,840,816

Food & Staples Retailing — 0.4%
Albertsons Companies Inc., Class A	10,828	360,031
Casey’s General Stores Inc.	2,439	483,337
Grocery Outlet Holding Corp.(a)	5,807	190,353
U.S. Foods Holding Corp.(a)	14,699	553,123

		1,586,844

Food Products — 1.0%
Beyond Meat Inc.(a)(b)	4,531	218,893
Bunge Ltd.	9,130	1,011,695
Darling Ingredients Inc.(a)(b)	10,745	863,683
Flowers Foods Inc.	12,540	322,403
Freshpet Inc.(a)	2,717	278,873
Hain Celestial Group Inc. (The)(a)	6,022	207,157
Ingredion Inc.	4,457	388,428
Lamb Weston Holdings Inc.	9,717	582,146
Pilgrim’s Pride Corp.(a)	3,144	78,914
Post Holdings Inc.(a)	3,909	270,737
Seaboard Corp.	18	75,699

		4,298,628

Gas Utilities — 0.2%
National Fuel Gas Co.	5,768	396,261
UGI Corp.	13,858	501,937

		898,198

Health Care Equipment & Supplies — 0.8%
Envista Holdings Corp.(a)	10,718	522,074
Figs Inc., Class A(a)	6,526	140,440
Globus Medical Inc., Class A(a)	5,206	384,099
ICU Medical Inc.(a)	1,341	298,560
Integra LifeSciences Holdings Corp.(a)	4,871	313,010
Masimo Corp.(a)	3,339	485,958

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Penumbra Inc.(a)	2,289	$508,456
Quidel Corp.(a)	2,472	278,001
Tandem Diabetes Care Inc.(a)	4,115	478,533

		3,409,131

Health Care Providers & Services — 1.2%
Acadia Healthcare Co. Inc.(a)	5,846	383,088
agilon health Inc.(a)	11,200	283,920
Amedisys Inc.(a)	2,132	367,322
Chemed Corp.	996	504,524
Encompass Health Corp.	6,503	462,428
Guardant Health Inc.(a)	6,451	427,314
Henry Schein Inc.(a)(b)	9,277	808,862
Molina Healthcare Inc.(a)	3,847	1,283,321
Premier Inc., Class A	8,154	290,201
Signify Health Inc., Class A(a)(b)	4,417	80,169

		4,891,149

Health Care Technology — 0.1%
Certara Inc.(a)	8,158	175,234
Change Healthcare Inc.(a)	16,556	360,921
Definitive Healthcare Corp.(a)(b)	1,444	35,594

		571,749

Hotels, Restaurants & Leisure — 1.4%
Aramark	15,250	573,400
Boyd Gaming Corp.	5,488	361,001
Choice Hotels International Inc.	2,317	328,458
Churchill Downs Inc.	2,441	541,365
Hyatt Hotels Corp., Class A(a)	3,310	315,939
Marriott Vacations Worldwide Corp.	2,769	436,671
Norwegian Cruise Line Holdings Ltd.(a)(b)	25,036	547,788
Penn National Gaming Inc.(a)(b)	11,307	479,643
Planet Fitness Inc., Class A(a)	5,551	468,948
Six Flags Entertainment Corp.(a)	5,150	224,025
Travel + Leisure Co.	5,652	327,477
Vail Resorts Inc.	2,659	692,058
Wendy’s Co. (The)	11,816	259,598
Wyndham Hotels & Resorts Inc.	6,091	515,847

		6,072,218

Household Durables — 0.7%
Leggett & Platt Inc.	8,920	310,416
Mohawk Industries Inc.(a)	3,666	455,317
Newell Brands Inc.	25,348	542,701
PulteGroup Inc.	16,747	701,699
Tempur Sealy International Inc.	11,869	331,383
Toll Brothers Inc.	7,417	348,747
TopBuild Corp.(a)	2,189	397,063

		3,087,326

Household Products — 0.1%
Reynolds Consumer Products Inc.	3,728	109,380
Spectrum Brands Holdings Inc.	2,800	248,416

		357,796

Independent Power and Renewable Electricity Producers — 0.3%
Brookfield Renewable Corp., Class A	8,537	373,921
Vistra Corp.	31,856	740,652

		1,114,573

Insurance — 2.5%
Alleghany Corp.(a)	886	750,442
American Financial Group Inc./OH	4,513	657,183
Assurant Inc.	3,763	684,226

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Assured Guaranty Ltd.	4,456	$283,669
Axis Capital Holdings Ltd.	5,205	314,746
Brighthouse Financial Inc.(a)	5,255	271,473
Brown & Brown Inc.	15,615	1,128,496
Erie Indemnity Co., Class A, NVS	1,674	294,842
Everest Re Group Ltd.	2,585	779,067
First American Financial Corp.	7,090	459,574
Globe Life Inc.	6,672	671,203
GoHealth Inc., Class A(a)(b)	17,934	21,162
Hanover Insurance Group Inc. (The)	2,372	354,662
Kemper Corp.	4,044	228,648
Lemonade Inc.(a)(b)	77	2,031
Mercury General Corp.	1,782	98,010
Old Republic International Corp.	18,660	482,734
Primerica Inc.	2,621	358,605
Reinsurance Group of America Inc.	4,525	495,307
RenaissanceRe Holdings Ltd.	3,030	480,285
Unum Group	13,480	424,755
W R Berkley Corp.	13,754	915,879
White Mountains Insurance Group Ltd.	197	223,839

		10,380,838

Interactive Media & Services — 0.0%
TripAdvisor Inc.(a)	6,684	181,270
Vimeo Inc.(a)	212	2,519

		183,789

Internet & Direct Marketing Retail — 0.0%
Qurate Retail Inc., Series A	23,911	113,816

IT Services — 2.0%
Alliance Data Systems Corp.	3,288	184,621
Amdocs Ltd.	8,606	707,499
Concentrix Corp.	2,808	467,701
DXC Technology Co.(a)	16,730	545,900
Euronet Worldwide Inc.(a)	3,360	437,304
Fastly Inc., Class A(a)	154	2,677
Genpact Ltd.	12,189	530,343
Globant SA(a)	2,684	703,396
Jack Henry & Associates Inc.	4,910	967,516
MongoDB Inc.(a)	4,327	1,919,414
Paysafe Ltd.(a)	31,688	107,422
Sabre Corp.(a)	21,570	246,545
Shift4 Payments Inc., Class A(a)(b)	3,044	188,515
SolarWinds Corp.	2,313	30,786
Switch Inc., Class A	7,663	236,174
Thoughtworks Holding Inc.(a)(b)	2,814	58,559
Western Union Co. (The)	26,730	500,920
WEX Inc.(a)	2,962	528,569

		8,363,861

Leisure Products — 0.4%
Brunswick Corp./DE	5,129	414,885
Mattel Inc.(a)	23,172	514,650
Polaris Inc.	3,781	398,215
YETI Holdings Inc.(a)	5,734	343,925

		1,671,675

Life Sciences Tools & Services — 2.0%
10X Genomics Inc., Class A(a)(b)	6,013	457,409
Adaptive Biotechnologies Corp.(a)	160	2,221
Avantor Inc.(a)	40,171	1,358,583
Azenta Inc.	4,864	403,128

Security	Shares	Value

Life Sciences Tools & Services (continued)
Bio-Techne Corp.	2,613	$1,131,534
Bruker Corp.	6,829	439,105
Charles River Laboratories International Inc.(a)	3,329	945,336
Maravai LifeSciences Holdings Inc., Class A(a)	7,350	259,234
PerkinElmer Inc.	8,423	1,469,477
QIAGEN NV(a)	15,166	743,134
Repligen Corp.(a)	3,658	688,033
Sotera Health Co.(a)	6,758	146,378
Syneos Health Inc.(a)	6,765	547,627

		8,591,199

Machinery — 2.0%
AGCO Corp.	4,165	608,215
Allison Transmission Holdings Inc.	6,947	272,739
Colfax Corp.(a)	9,270	368,853
Crane Co.	3,300	357,324
Donaldson Co. Inc.	8,241	427,955
Flowserve Corp.	8,715	312,869
Gates Industrial Corp. PLC(a)	6,353	95,676
Graco Inc.	11,169	778,703
ITT Inc.	5,700	428,697
Lincoln Electric Holdings Inc.	3,830	527,812
Middleby Corp. (The)(a)	3,675	602,479
Nordson Corp.	3,865	877,664
Oshkosh Corp.	4,548	457,756
Pentair PLC	10,986	595,551
Snap-on Inc.	3,554	730,276
Timken Co. (The)	4,305	261,314
Toro Co. (The)	7,071	604,500

		8,308,383

Marine — 0.1%
Kirby Corp.(a)	4,005	289,121

Media — 0.8%
Cable One Inc.	364	532,983
Interpublic Group of Companies Inc. (The)	26,187	928,329
Loyalty Ventures Inc.(a)	1,817	30,035
New York Times Co. (The), Class A	10,994	503,965
News Corp., Class A, NVS	25,944	574,660
News Corp., Class B	8,027	180,768
Nexstar Media Group Inc., Class A	2,621	494,006

		3,244,746

Metals & Mining — 1.2%
Alcoa Corp.	12,416	1,117,813
Cleveland-Cliffs Inc.(a)	30,309	976,253
Reliance Steel & Aluminum Co.	4,135	758,152
Royal Gold Inc.	4,358	615,698
Steel Dynamics Inc.	12,523	1,044,794
United States Steel Corp.	17,822	672,602

		5,185,312

Mortgage Real Estate Investment — 0.3%
AGNC Investment Corp.	34,978	458,212
New Residential Investment Corp.	28,845	316,718
Starwood Property Trust Inc.	19,179	463,556

		1,238,486

Multi-Utilities — 0.2%
NiSource Inc.	26,029	827,722

Multiline Retail — 0.2%
Kohl’s Corp.	9,206	556,594

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail (continued)
Nordstrom Inc.	7,362	$199,584
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	4,329	185,974

		942,152

Oil, Gas & Consumable Fuels — 2.7%
Antero Midstream Corp.	22,540	245,010
APA Corp.	24,074	994,978
Continental Resources Inc./OK	4,390	269,239
Coterra Energy Inc.	52,873	1,425,985
Devon Energy Corp.	44,970	2,659,076
Diamondback Energy Inc.	12,011	1,646,468
EQT Corp.	20,272	697,559
HF Sinclair Corp.	9,942	396,189
Marathon Oil Corp.	51,442	1,291,709
New Fortress Energy Inc.	1,759	74,951
Targa Resources Corp.	14,971	1,129,861
Texas Pacific Land Corp.	393	531,379

		11,362,404

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	5,802	360,420

Personal Products — 0.1%
Coty Inc., Class A(a)	23,279	209,278
Herbalife Nutrition Ltd.(a)	6,815	206,904

		416,182

Pharmaceuticals — 0.7%
Catalent Inc.(a)	11,362	1,260,046
Jazz Pharmaceuticals PLC(a)	3,986	620,501
Organon & Co.	16,873	589,374
Perrigo Co. PLC	8,992	345,562

		2,815,483

Professional Services — 1.2%
Booz Allen Hamilton Holding Corp.	8,859	778,175
CACI International Inc., Class A(a)	1,547	466,049
Dun & Bradstreet Holdings Inc.(a)	10,659	186,746
FTI Consulting Inc.(a)	2,234	351,230
Jacobs Engineering Group Inc.	8,619	1,187,784
Legalzoomcom Inc.(a)	6,857	96,958
ManpowerGroup Inc.	3,632	341,117
Nielsen Holdings PLC	23,835	649,265
Robert Half International Inc.	7,244	827,120
Science Applications International Corp.	3,845	354,394

		5,238,838

Real Estate Management & Development — 0.3%
Howard Hughes Corp. (The)(a)(b)	2,784	288,450
Jones Lang LaSalle Inc.(a)	3,364	805,543
Opendoor Technologies Inc.(a)(b)	32,621	282,172

		1,376,165

Road & Rail — 0.5%
AMERCO	597	356,373
Knight-Swift Transportation Holdings Inc.	10,704	540,124
Landstar System Inc.	2,540	383,108
Ryder System Inc.	3,497	277,417
Schneider National Inc., Class B	3,584	91,392
TuSimple Holdings Inc., Class A(a)	193	2,355
XPO Logistics Inc.(a)	6,443	469,050

		2,119,819

Semiconductors & Semiconductor Equipment — 2.1%
Allegro MicroSystems Inc.(a)	2,669	75,799

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Cirrus Logic Inc.(a)	3,816	$323,559
Enphase Energy Inc.(a)	8,760	1,767,593
Entegris Inc.	8,963	1,176,483
First Solar Inc.(a)(b)	7,022	588,022
MKS Instruments Inc.	3,686	552,900
Monolithic Power Systems Inc.	3,023	1,468,211
ON Semiconductor Corp.(a)	28,175	1,764,037
Universal Display Corp.	2,886	481,818
Wolfspeed Inc.(a)	7,656	871,712

		9,070,134

Software — 3.9%
Alteryx Inc., Class A(a)	3,938	281,685
Anaplan Inc.(a)	9,467	615,828
Aspen Technology Inc.(a)	4,447	735,400
Avalara Inc.(a)(b)	6,008	597,856
Bentley Systems Inc., Class B	9,133	403,496
Bill.com Holdings Inc.(a)(b)	6,330	1,435,581
Black Knight Inc.(a)	10,095	585,409
C3.ai Inc., Class A(a)	4,830	109,641
CDK Global Inc.	7,834	381,359
Ceridian HCM Holding Inc.(a)	8,700	594,732
Datto Holding Corp.(a)	1,595	42,619
Dolby Laboratories Inc., Class A	4,297	336,111
DoubleVerify Holdings Inc.(a)	3,889	97,886
Dropbox Inc., Class A(a)	19,804	460,443
Duck Creek Technologies Inc.(a)	5,884	130,154
Dynatrace Inc.(a)	13,098	616,916
Elastic NV(a)	5,258	467,699
Everbridge Inc.(a)	77	3,360
Fair Isaac Corp.(a)	1,764	822,836
Five9 Inc.(a)	4,526	499,671
Guidewire Software Inc.(a)	5,553	525,425
Informatica Inc.(a)(b)	2,204	43,507
Jamf Holding Corp.(a)(b)	3,590	124,968
Mandiant Inc.(a)	15,727	350,869
Manhattan Associates Inc.(a)	4,191	581,334
N-able Inc.(a)	2,672	24,315
nCino Inc.(a)	4,138	169,575
NCR Corp.(a)	8,532	342,901
New Relic Inc.(a)	3,494	233,679
NortonLifeLock Inc.	36,627	971,348
Nutanix Inc., Class A(a)	14,062	377,143
Paycor HCM Inc.(a)(b)	3,137	91,318
Paylocity Holding Corp.(a)	2,612	537,471
Pegasystems Inc.	2,726	219,852
Procore Technologies Inc.(a)	4,352	252,242
PTC Inc.(a)	6,996	753,609
Smartsheet Inc., Class A(a)	8,655	474,121
Teradata Corp.(a)	7,200	354,888
Zendesk Inc.(a)	7,927	953,539

		16,600,786

Specialty Retail — 1.2%
AutoNation Inc.(a)	2,763	275,140
Dick’s Sporting Goods Inc.	4,165	416,583
Five Below Inc.(a)	3,649	577,892
Floor & Decor Holdings Inc., Class A(a)	6,759	547,479
Foot Locker Inc.	5,945	176,329
GameStop Corp., Class A(a)(b)	4,382	729,954
Gap Inc. (The)	13,301	187,278

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Leslie’s Inc.(a)	10,536	$203,977
Lithia Motors Inc.	1,952	585,834
Penske Automotive Group Inc.	2,036	190,814
Petco Health & Wellness Co. Inc.(a)(b)	3,660	71,626
RH(a)	1,168	380,873
Vroom Inc.(a)	14,676	39,038
Williams-Sonoma Inc.	4,914	712,530

		5,095,347

Technology Hardware, Storage & Peripherals — 0.2%
Pure Storage Inc., Class A(a)	17,794	628,306
Xerox Holdings Corp.	9,383	189,255

		817,561

Textiles, Apparel & Luxury Goods — 0.9%
Capri Holdings Ltd.(a)	9,829	505,112
Carter’s Inc.	2,774	255,180
Columbia Sportswear Co.	2,634	238,456
Deckers Outdoor Corp.(a)	1,812	496,071
Hanesbrands Inc.	23,232	345,925
PVH Corp.	4,723	361,829
Ralph Lauren Corp.	3,178	360,512
Skechers U.S.A. Inc., Class A(a)	8,760	357,058
Tapestry Inc.	17,793	661,010
Under Armour Inc., Class A(a)	12,535	213,346
Under Armour Inc., Class C, NVS(a)(b)	13,496	209,998

		4,004,497

Thrifts & Mortgage Finance — 0.2%
MGIC Investment Corp.	21,682	293,791
New York Community Bancorp. Inc.	30,188	323,616
TFS Financial Corp.	3,263	54,166
UWM Holdings Corp.	6,125	27,746

		699,319

Trading Companies & Distributors — 0.5%
Air Lease Corp.	7,184	320,766
Core & Main Inc., Class A(a)	3,727	90,156
MSC Industrial Direct Co. Inc., Class A	3,031	258,271
SiteOne Landscape Supply Inc.(a)	2,935	474,560
Univar Solutions Inc.(a)	11,129	357,686

Security	Shares	Value

Trading Companies & Distributors (continued)
Watsco Inc.	2,178	$663,506

		2,164,945

Water Utilities — 0.2%
Essential Utilities Inc.	15,323	783,465

Total Common Stocks — 57.1% (Cost: $220,764,509)		241,442,211

Investment Companies

Exchange Traded Funds — 42.8%
iShares Russell 2000 ETF(b)(c)	882,210	181,091,247

Total Investment Companies — 42.8% (Cost: $175,410,692)		181,091,247

Short-Term Investments

Money Market Funds — 26.3%

BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	110,859,179	110,837,007

BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	440,000	440,000

		111,277,007

Total Short-Term Investments — 26.3% (Cost: $111,276,756)		111,277,007

Total Investments in Securities — 126.2% (Cost: $507,451,957)		533,810,465

Other Assets, Less Liabilities — (26.2)%		(110,660,925)

Net Assets — 100.0%		$423,149,540

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$112,434,624	$—		$(1,494,274	)(a)	$(102,179)	$(1,164)	$110,837,007	110,859,179	$428,675	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	200,000	240,000	(a)	—		—	—	440,000	440,000	137		—
iShares Russell 2000 ETF	119,636,359	102,225,912		(27,741,150)		7,464,746	(20,494,620)	181,091,247	882,210	1,539,825		—

						$7,362,567	$(20,495,784)	$292,368,254		$1,968,637		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2500 ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Micro E-Mini Russell 2000 Index	5	06/17/22	$52	$1,477
Russell 2000 E-Mini Index	6	06/17/22	620	12,268

				$13,745

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$13,745

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$25,169

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$6,519

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$543,596

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 2500 ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$241,427,339	$14,872	$—	$241,442,211
Investment Companies	181,091,247	—	—	181,091,247
Money Market Funds	111,277,007	—	—	111,277,007

	$533,795,593	$14,872	$—	$533,810,465

Derivative financial instruments(a)
Assets
Futures Contracts	$13,745	$—	$—	$13,745

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
AAR Corp.(a)	9,452	$457,760
Aerojet Rocketdyne Holdings Inc.(a)	20,041	788,613
Aerovironment Inc.(a)	5,906	555,991
Astronics Corp.(a)	9,157	118,400
Axon Enterprise Inc.(a)	17,246	2,375,292
Boeing Co. (The)(a)	142,549	27,298,134
BWX Technologies Inc.	25,393	1,367,667
Byrna Technologies Inc.(a)(b)	4,864	39,739
Curtiss-Wright Corp.	10,875	1,632,990
Ducommun Inc.(a)	2,633	137,943
General Dynamics Corp.	66,484	16,034,611
HEICO Corp.(b)	11,984	1,840,023
HEICO Corp., Class A	20,838	2,642,884
Hexcel Corp.	23,553	1,400,697
Howmet Aerospace Inc.	101,272	3,639,716
Huntington Ingalls Industries Inc.	10,365	2,067,196
Kaman Corp.	7,861	341,796
Kratos Defense & Security Solutions Inc.(a)	33,732	690,831
L3Harris Technologies Inc.	51,959	12,910,253
Lockheed Martin Corp.	64,578	28,504,729
Maxar Technologies Inc.(b)	18,155	716,396
Mercury Systems Inc.(a)	15,583	1,004,324
Moog Inc., Class A	7,833	687,738
National Presto Industries Inc.	1,619	124,582
Northrop Grumman Corp.	39,106	17,488,985
Park Aerospace Corp.	8,281	108,067
Parsons Corp.(a)(b)	8,192	317,030
Raytheon Technologies Corp.	398,954	39,524,373
Spirit AeroSystems Holdings Inc., Class A	28,426	1,389,747
Textron Inc.	59,474	4,423,676
TransDigm Group Inc.(a)	13,994	9,117,651
Triumph Group Inc.(a)	16,049	405,719
Vectrus Inc.(a)	2,563	91,909
Virgin Galactic Holdings Inc.(a)(b)	47,458	468,885
Woodward Inc.	16,596	2,073,006

		182,787,353

Air Freight & Logistics — 0.6%
Air Transport Services Group Inc.(a)	15,965	534,029
Atlas Air Worldwide Holdings Inc.(a)	8,009	691,737
CH Robinson Worldwide Inc.	34,974	3,767,050
Expeditors International of Washington Inc.	44,298	4,569,782
FedEx Corp.	65,449	15,144,244
Forward Air Corp.	7,389	722,497
GXO Logistics Inc.(a)	25,644	1,829,443
Hub Group Inc., Class A(a)	9,253	714,424
United Parcel Service Inc., Class B	192,883	41,365,688

		69,338,894

Airlines — 0.2%
Alaska Air Group Inc.(a)	32,890	1,907,949
Allegiant Travel Co.(a)	3,699	600,681
American Airlines Group Inc.(a)(b)	168,072	3,067,314
Copa Holdings SA, Class A, NVS(a)	8,226	688,023
Delta Air Lines Inc.(a)	169,174	6,694,215
Frontier Group Holdings Inc.(a)(b)	9,899	112,156
Hawaiian Holdings Inc.(a)(b)	14,339	282,478
JetBlue Airways Corp.(a)	83,104	1,242,405
SkyWest Inc.(a)	14,132	407,708
Southwest Airlines Co.(a)	157,092	7,194,813

Security	Shares	Value

Airlines (continued)
Spirit Airlines Inc.(a)	26,826	$586,685
Sun Country Airlines Holdings Inc.(a)	6,820	178,547
United Airlines Holdings Inc.(a)(b)	84,775	3,930,169

		26,893,143

Auto Components — 0.2%
Adient PLC(a)	25,047	1,021,166
American Axle & Manufacturing Holdings Inc.(a)	30,381	235,757
Aptiv PLC(a)	72,009	8,620,198
BorgWarner Inc.	62,887	2,446,304
Cooper-Standard Holdings Inc.(a)	5,712	50,094
Dana Inc.	41,254	724,833
Dorman Products Inc.(a)	7,471	709,969
Fox Factory Holding Corp.(a)	11,315	1,108,304
Gentex Corp.	63,237	1,844,623
Gentherm Inc.(a)	8,528	622,885
Goodyear Tire & Rubber Co. (The)(a)	75,846	1,083,839
LCI Industries	7,013	728,020
Lear Corp.	16,062	2,290,281
Modine Manufacturing Co.(a)	11,836	106,642
Motorcar Parts of America Inc.(a)	6,665	118,837
Patrick Industries Inc.	5,940	358,182
QuantumScape Corp.(a)(b)	64,843	1,296,212
Standard Motor Products Inc.	5,131	221,351
Stoneridge Inc.(a)(b)	6,879	142,808
Tenneco Inc., Class A(a)	14,798	271,099
Visteon Corp.(a)	7,743	844,994
XPEL Inc.(a)	4,529	238,271

		25,084,669

Automobiles — 2.3%
Arcimoto Inc.(a)(b)	10,215	67,521
Canoo Inc.(a)(b)	22,041	121,666
Fisker Inc.(a)(b)	41,463	534,873
Ford Motor Co.	1,041,704	17,615,215
General Motors Co.(a)	367,813	16,088,140
Harley-Davidson Inc.	42,377	1,669,654
Lordstown Motors Corp., Class A(a)(b)	30,282	103,262
Rivian Automotive Inc., Class A(a)(b)	37,862	1,902,187
Tesla Inc.(a)	221,828	239,041,853
Thor Industries Inc.	14,642	1,152,325
Winnebago Industries Inc.	7,889	426,243
Workhorse Group Inc.(a)(b)	32,884	164,420

		278,887,359

Banks — 4.0%
1st Source Corp.	4,071	188,284
Allegiance Bancshares Inc.	6,107	272,861
Amerant Bancorp Inc.	7,818	246,971
American National Bankshares Inc.	3,370	126,982
Ameris Bancorp.	16,322	716,209
Arrow Financial Corp.	4,739	153,638
Associated Banc-Corp.	39,849	906,963
Atlantic Union Bankshares Corp.	19,342	709,658
Banc of California Inc.	14,418	279,132
BancFirst Corp.	4,774	397,245
Bancorp. Inc. (The)(a)(b)	12,081	342,255
Bank First Corp.	1,656	119,215
Bank of America Corp.	1,895,080	78,115,198
Bank of Hawaii Corp.	10,845	910,112
Bank of Marin Bancorp., Class A	4,538	159,148
Bank of NT Butterfield & Son Ltd. (The)	14,154	507,846

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Bank OZK	32,471	$1,386,512
BankUnited Inc.	22,295	980,088
Banner Corp.	9,732	569,614
Bar Harbor Bankshares	4,846	138,693
Berkshire Hills Bancorp. Inc.	12,318	356,852
BOK Financial Corp.	7,857	738,165
Brookline Bancorp. Inc.	17,954	284,032
Business First Bancshares Inc.	6,591	160,359
Byline Bancorp Inc.	7,414	197,806
Cadence Bank	38,189	1,117,410
Cambridge Bancorp.	1,690	143,650
Camden National Corp.	3,750	176,400
Capital City Bank Group Inc.	4,600	121,256
Capstar Financial Holdings Inc.	5,970	125,848
Carter Bankshares Inc.(a)(b)	8,374	145,456
Cathay General Bancorp.	20,839	932,545
CBTX Inc.	5,028	155,868
Central Pacific Financial Corp.	8,258	230,398
Citigroup Inc.	529,230	28,260,882
Citizens & Northern Corp.	5,853	142,696
Citizens Financial Group Inc.	113,968	5,166,169
City Holding Co.	4,234	333,216
Civista Bancshares Inc.	6,080	146,528
CNB Financial Corp./PA	5,109	134,469
Coastal Financial Corp./WA(a)(b)	2,818	128,924
Columbia Banking System Inc.	19,525	630,072
Comerica Inc.	35,532	3,213,159
Commerce Bancshares Inc.	29,632	2,121,355
Community Bank System Inc.	14,122	990,658
Community Trust Bancorp. Inc.	3,876	159,691
ConnectOne Bancorp. Inc.	10,514	336,553
CrossFirst Bankshares Inc.(a)	12,956	204,187
Cullen/Frost Bankers Inc.	15,217	2,106,185
Customers Bancorp. Inc.(a)(b)	7,353	383,385
CVB Financial Corp.	34,654	804,319
Dime Community Bancshares Inc.	9,622	332,633
Eagle Bancorp. Inc.	9,569	545,529
East West Bancorp. Inc.	37,587	2,970,125
Eastern Bankshares Inc.	44,825	965,530
Enterprise Bancorp. Inc./MA	4,106	164,733
Enterprise Financial Services Corp.	9,430	446,133
Equity Bancshares Inc., Class A	3,998	129,175
Farmers National Banc Corp.	10,906	186,056
FB Financial Corp.	7,687	341,457
Fifth Third Bancorp.	182,250	7,844,040
Financial Institutions Inc.	4,661	140,436
First Bancorp. Inc. (The)	3,817	114,815
First BanCorp./Puerto Rico	52,297	686,137
First Bancorp./Southern Pines NC	8,695	363,190
First Bancshares Inc. (The)	5,080	170,993
First Busey Corp.	14,093	357,117
First Citizens BancShares Inc./NC, Class A	3,228	2,148,557
First Commonwealth Financial Corp.	23,135	350,727
First Community Bankshares Inc.	4,444	125,365
First Financial Bancorp.	24,566	566,246
First Financial Bankshares Inc.	34,744	1,532,905
First Financial Corp./IN	2,819	122,006
First Foundation Inc.	11,701	284,217
First Hawaiian Inc.	35,671	994,864
First Horizon Corp.	142,605	3,349,791

Security	Shares	Value

Banks (continued)
First Internet Bancorp.	2,867	$123,310
First Interstate BancSystem Inc., Class A	23,870	877,700
First Merchants Corp.	14,437	600,579
First Mid Bancshares Inc.	3,384	130,250
First of Long Island Corp. (The)	6,658	129,565
First Republic Bank/CA	47,291	7,665,871
Five Star Bancorp.	3,951	111,813
Flushing Financial Corp.	7,627	170,463
FNB Corp.	86,761	1,080,174
Fulton Financial Corp.	45,966	763,955
German American Bancorp. Inc.	6,545	248,645
Glacier Bancorp. Inc.	28,686	1,442,332
Great Southern Bancorp. Inc.	2,603	153,603
Guaranty Bancshares Inc./TX	3,148	110,180
Hancock Whitney Corp.	23,806	1,241,483
Hanmi Financial Corp.	8,508	209,382
HarborOne Bancorp Inc.	17,203	241,186
Heartland Financial USA Inc.	9,715	464,668
Heritage Commerce Corp.	16,658	187,403
Heritage Financial Corp./WA	9,192	230,352
Hilltop Holdings Inc.	17,759	522,115
Home BancShares Inc./AR	41,635	940,951
HomeStreet Inc.	5,042	238,890
HomeTrust Bancshares Inc.	5,478	161,765
Hope Bancorp Inc.	29,353	471,996
Horizon Bancorp Inc./IN	10,642	198,686
Huntington Bancshares Inc./OH	379,975	5,555,234
Independent Bank Corp.	12,627	1,031,500
Independent Bank Corp./MI	5,602	123,244
Independent Bank Group Inc.	10,767	766,180
International Bancshares Corp.	14,770	623,442
Investors Bancorp. Inc.	61,583	919,434
JPMorgan Chase & Co.	782,569	106,679,806
KeyCorp	246,364	5,513,626
Lakeland Bancorp. Inc.	17,801	297,277
Lakeland Financial Corp.	6,035	440,555
Live Oak Bancshares Inc.	8,536	434,397
M&T Bank Corp.	33,853	5,738,083
Mercantile Bank Corp.	4,800	170,016
Meta Financial Group Inc.	7,953	436,779
Metrocity Bankshares Inc.	7,637	179,317
Metropolitan Bank Holding Corp.(a)	2,484	252,797
Mid Penn Bancorp. Inc.	5,645	151,342
Midland States Bancorp. Inc.	6,294	181,645
MidWestOne Financial Group Inc.	6,122	202,638
MVB Financial Corp.	3,035	125,953
National Bank Holdings Corp., Class A	7,742	311,848
NBT Bancorp. Inc.	11,816	426,912
Nicolet Bankshares Inc.(a)	3,295	308,313
Northwest Bancshares Inc.	35,751	482,996
OceanFirst Financial Corp.	15,298	307,490
OFG Bancorp.	11,598	308,971
Old National Bancorp./IN	77,531	1,269,958
Old Second Bancorp. Inc.	12,028	174,526
Origin Bancorp Inc.	7,077	299,286
Pacific Premier Bancorp. Inc.	22,786	805,485
PacWest Bancorp.	29,784	1,284,584
Park National Corp.	3,592	471,917
Peapack Gladstone Financial Corp.	4,888	169,858
Peoples Bancorp. Inc./OH	5,512	172,581

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Peoples Financial Services Corp.	3,268	$164,969
People’s United Financial Inc.	112,534	2,249,555
Pinnacle Financial Partners Inc.	20,429	1,881,102
PNC Financial Services Group Inc. (The)	113,075	20,856,684
Popular Inc.	20,463	1,672,646
Preferred Bank/Los Angeles CA	2,634	195,153
Premier Financial Corp.	9,012	273,334
Primis Financial Corp.	9,807	137,102
Prosperity Bancshares Inc.	24,700	1,713,686
QCR Holdings Inc.	5,101	288,666
RBB Bancorp.	4,589	107,796
Regions Financial Corp.	255,957	5,697,603
Renasant Corp.	16,064	537,341
Republic Bancorp. Inc./KY, Class A	3,160	142,010
S&T Bancorp. Inc.	8,969	265,303
Sandy Spring Bancorp. Inc.	11,073	497,399
Seacoast Banking Corp. of Florida	13,327	466,712
ServisFirst Bancshares Inc.	13,546	1,290,798
Sierra Bancorp.	4,789	119,629
Signature Bank/New York NY	16,373	4,805,312
Silvergate Capital Corp., Class A(a)	7,260	1,093,138
Simmons First National Corp., Class A	28,206	739,561
SmartFinancial Inc.	6,479	165,733
South Plains Financial Inc.	3,812	101,323
South State Corp.	20,927	1,707,434
Southern First Bancshares Inc.(a)	2,352	119,576
Southside Bancshares Inc.	9,146	373,431
Spirit of Texas Bancshares Inc.	5,795	152,293
Stock Yards Bancorp. Inc.	6,093	322,320
SVB Financial Group(a)	15,033	8,410,212
Synovus Financial Corp.	37,848	1,854,552
Texas Capital Bancshares Inc.(a)	13,145	753,340
Tompkins Financial Corp.	3,586	280,676
Towne Bank/Portsmouth VA	17,131	512,902
TriCo Bancshares	7,343	293,940
TriState Capital Holdings Inc.(a)	6,178	205,295
Triumph Bancorp. Inc.(a)	6,117	575,120
Truist Financial Corp.	352,325	19,976,827
Trustmark Corp.	16,710	507,817
U.S. Bancorp.	356,512	18,948,613
UMB Financial Corp.	11,284	1,096,353
Umpqua Holdings Corp.	59,617	1,124,377
United Bankshares Inc./WV	34,750	1,212,080
United Community Banks Inc./GA	25,931	902,399
Univest Financial Corp.	7,249	193,983
Valley National Bancorp.	103,768	1,351,059
Veritex Holdings Inc.	12,182	464,987
Washington Trust Bancorp. Inc.	3,620	190,050
Webster Financial Corp.	47,050	2,640,446
Wells Fargo & Co.	1,036,405	50,224,186
WesBanco Inc.	17,053	585,941
West Bancorp. Inc.	5,778	157,219
Westamerica Bancorp.	7,741	468,330
Western Alliance Bancorp.	27,995	2,318,546
Wintrust Financial Corp.	15,467	1,437,348
Zions Bancorp. N.A.	39,879	2,614,467

		485,381,875

Beverages — 1.3%
Boston Beer Co. Inc. (The), Class A, NVS(a)	2,407	935,047
Brown-Forman Corp., Class A	12,044	755,641

Security	Shares	Value

Beverages (continued)
Brown-Forman Corp., Class B, NVS	49,282	$3,302,880
Celsius Holdings Inc.(a)	14,221	784,715
Coca-Cola Co. (The)	1,034,777	64,156,174
Coca-Cola Consolidated Inc.	1,143	567,900
Constellation Brands Inc., Class A	41,454	9,547,685
Duckhorn Portfolio Inc. (The)(a)	7,032	127,912
Keurig Dr Pepper Inc.	185,998	7,049,324
MGP Ingredients Inc.	3,899	333,715
Molson Coors Beverage Co., Class B	48,649	2,596,884
Monster Beverage Corp.(a)	98,890	7,901,311
National Beverage Corp.	6,780	294,930
PepsiCo Inc.	368,231	61,634,505
Primo Water Corp.	45,194	644,014

		160,632,637

Biotechnology — 2.4%
2seventy bio Inc.(a)(b)	5,812	99,153
4D Molecular Therapeutics Inc.(a)	5,525	83,538
AbbVie Inc.	470,867	76,332,249
ACADIA Pharmaceuticals Inc.(a)(b)	30,654	742,440
Adagio Therapeutics Inc.(a)(b)	5,570	25,399
Adicet Bio Inc.(a)	8,571	171,163
Aeglea BioTherapeutics Inc.(a)	14,678	33,759
Affimed NV(a)	27,678	120,953
Agenus Inc.(a)	45,827	112,734
Agios Pharmaceuticals Inc.(a)(b)	16,392	477,171
Akebia Therapeutics Inc.(a)(b)	51,480	36,957
Akero Therapeutics Inc.(a)	8,057	114,329
Alaunos Therapeutics Inc.(a)(b)	66,462	43,360
Albireo Pharma Inc.(a)(b)	4,950	147,659
Aldeyra Therapeutics Inc.(a)	16,085	71,498
Alector Inc.(a)(b)	16,292	232,161
Aligos Therapeutics Inc.(a)	7,028	15,110
Alkermes PLC(a)	42,822	1,126,647
Allakos Inc.(a)	9,591	54,669
Allogene Therapeutics Inc.(a)	15,691	142,945
Allovir Inc.(a)	9,916	66,933
Alnylam Pharmaceuticals Inc.(a)	31,722	5,179,885
Altimmune Inc.(a)	10,224	62,264
ALX Oncology Holdings Inc.(a)	4,718	79,734
Amgen Inc.	148,654	35,947,510
Amicus Therapeutics Inc.(a)(b)	70,961	672,001
AnaptysBio Inc.(a)	7,322	181,146
Anavex Life Sciences Corp.(a)(b)	19,429	239,171
Anika Therapeutics Inc.(a)	4,140	103,955
Annexon Inc.(a)	9,891	27,002
Apellis Pharmaceuticals Inc.(a)	20,625	1,047,956
Applied Molecular Transport Inc.(a)	5,987	45,022
Applied Therapeutics Inc.(a)(b)	6,388	13,479
Arbutus Biopharma Corp.(a)	27,898	83,136
Arcturus Therapeutics Holdings Inc.(a)(b)	5,962	160,736
Arcus Biosciences Inc.(a)	12,168	384,022
Arcutis Biotherapeutics Inc.(a)	6,266	120,683
Ardelyx Inc.(a)(b)	42,260	45,218
Arrowhead Pharmaceuticals Inc.(a)	27,174	1,249,732
Atara Biotherapeutics Inc.(a)(b)	21,865	203,126
Athenex Inc.(a)	28,906	23,978
Athersys Inc.(a)(b)	86,672	52,480
Atossa Therapeutics Inc.(a)(b)	37,993	47,491
Avid Bioservices Inc.(a)(b)	16,860	343,438
Avidity Biosciences Inc.(a)	9,187	169,684

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Avita Medical Inc.(a)(b)	7,571	$64,202
Avrobio Inc.(a)	15,536	20,508
Beam Therapeutics Inc.(a)(b)	12,724	729,085
Beyondspring Inc.(a)	5,707	12,555
BioAtla Inc.(a)	3,131	15,655
BioCryst Pharmaceuticals Inc.(a)	46,454	755,342
Biogen Inc.(a)	38,718	8,154,011
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	14,622	1,733,731
BioMarin Pharmaceutical Inc.(a)	48,055	3,705,040
Bioxcel Therapeutics Inc.(a)	4,936	103,212
Bluebird Bio Inc.(a)	17,438	84,574
Blueprint Medicines Corp.(a)	15,674	1,001,255
Bridgebio Pharma Inc.(a)(b)	29,066	295,020
Brooklyn ImmunoTherapeutics Inc.(a)	6,279	12,872
C4 Therapeutics Inc.(a)(b)	10,688	259,291
Cardiff Oncology Inc.(a)	17,302	42,909
CareDx Inc.(a)(b)	12,981	480,167
Caribou Biosciences Inc.(a)	18,061	165,800
Catalyst Pharmaceuticals Inc.(a)	24,591	203,859
Celldex Therapeutics Inc.(a)(b)	13,564	461,990
CEL-SCI Corp.(a)(b)	11,226	44,118
Century Therapeutics Inc.(a)	8,725	109,848
Cerevel Therapeutics Holdings Inc.(a)	9,816	343,658
ChemoCentryx Inc.(a)	13,444	337,041
Chimerix Inc.(a)	19,185	87,867
Chinook Therapeutics Inc.(a)	9,968	163,076
Clovis Oncology Inc.(a)	30,108	60,818
Codiak Biosciences Inc.(a)	6,091	38,191
Cogent Biosciences Inc.(a)	14,745	110,440
Coherus Biosciences Inc.(a)(b)	16,706	215,674
Contra GTX Inc., NVS(b)(c)	684	701
Cortexyme Inc.(a)(b)	4,924	30,480
Crinetics Pharmaceuticals Inc.(a)	12,311	270,226
Cue Biopharma Inc.(a)	9,973	48,668
Cullinan Oncology Inc.(a)(b)	5,443	56,988
CureVac NV(a)(b)	14,599	286,286
Curis Inc.(a)(b)	22,760	54,169
Cytokinetics Inc.(a)	20,449	752,728
CytomX Therapeutics Inc.(a)	21,953	58,615
Day One Biopharmaceuticals Inc.(a)	10,484	104,001
Deciphera Pharmaceuticals Inc.(a)(b)	10,138	93,979
Denali Therapeutics Inc.(a)	24,217	779,061
DermTech Inc.(a)	6,228	91,427
Design Therapeutics Inc.(a)(b)	5,415	87,452
Dynavax Technologies Corp.(a)(b)	28,761	311,769
Dyne Therapeutics Inc.(a)	10,271	99,012
Eagle Pharmaceuticals Inc./DE(a)	3,226	159,655
Editas Medicine Inc.(a)(b)	18,852	358,565
Emergent BioSolutions Inc.(a)(b)	12,063	495,307
Enanta Pharmaceuticals Inc.(a)	4,869	346,575
Epizyme Inc.(a)	29,581	34,018
Erasca Inc.(a)(b)	17,431	149,907
Evelo Biosciences Inc.(a)(b)	11,865	40,222
Exact Sciences Corp.(a)(b)	45,431	3,176,536
Exelixis Inc.(a)	83,730	1,898,159
Fate Therapeutics Inc.(a)	20,441	792,498
FibroGen Inc.(a)(b)	22,541	270,943
Foghorn Therapeutics Inc.(a)	7,128	108,559
Forma Therapeutics Holdings Inc.(a)	8,176	76,037
Forte Biosciences Inc.(a)	6,432	9,391

Security	Shares	Value

Biotechnology (continued)
G1 Therapeutics Inc.(a)(b)	9,105	$69,198
Generation Bio Co.(a)(b)	10,899	79,999
Geron Corp.(a)(b)	99,265	135,000
Gilead Sciences Inc.	333,844	19,847,026
Global Blood Therapeutics Inc.(a)(b)	16,204	561,307
Gossamer Bio Inc.(a)(b)	12,296	106,729
Graphite Bio Inc.(a)	14,072	71,767
Gritstone bio Inc.(a)(b)	15,402	63,456
Halozyme Therapeutics Inc.(a)	36,107	1,439,947
Heron Therapeutics Inc.(a)(b)	22,820	130,530
Horizon Therapeutics PLC(a)	57,782	6,079,244
Humanigen Inc.(a)	13,799	41,535
iBio Inc.(a)(b)	84,054	35,992
Icosavax Inc.(a)(b)	3,527	24,830
Ideaya Biosciences Inc.(a)	7,191	80,467
IGM Biosciences Inc.(a)(b)	2,339	62,521
Imago Biosciences Inc.(a)	5,791	111,593
ImmunityBio Inc.(a)(b)	19,592	109,911
ImmunoGen Inc.(a)	55,528	264,313
Immunovant Inc.(a)	13,407	73,873
Incyte Corp.(a)	49,576	3,937,326
Inhibrx Inc.(a)(b)	8,837	196,888
Inovio Pharmaceuticals Inc.(a)(b)	50,079	179,784
Insmed Inc.(a)(b)	31,559	741,637
Instil Bio Inc.(a)(b)	14,250	153,188
Intellia Therapeutics Inc.(a)(b)	17,834	1,295,997
Intercept Pharmaceuticals Inc.(a)(b)	8,203	133,463
Ionis Pharmaceuticals Inc.(a)(b)	38,678	1,432,633
Iovance Biotherapeutics Inc.(a)	36,876	613,985
Ironwood Pharmaceuticals Inc.(a)	40,675	511,692
iTeos Therapeutics Inc.(a)	6,655	214,158
IVERIC bio Inc.(a)	30,472	512,844
Janux Therapeutics Inc.(a)(b)	6,604	94,701
Jounce Therapeutics Inc.(a)	15,724	106,766
KalVista Pharmaceuticals Inc.(a)(b)	6,314	93,068
Karuna Therapeutics Inc.(a)	5,957	755,288
Karyopharm Therapeutics Inc.(a)(b)	22,672	167,093
Keros Therapeutics Inc.(a)	4,121	224,100
Kezar Life Sciences Inc.(a)	11,003	182,870
Kiniksa Pharmaceuticals Ltd., Class A(a)	9,734	96,756
Kinnate Biopharma Inc.(a)	6,256	70,443
Kodiak Sciences Inc.(a)	8,831	68,175
Kronos Bio Inc.(a)(b)	11,966	86,514
Krystal Biotech Inc.(a)	5,910	393,251
Kura Oncology Inc.(a)	16,809	270,289
Kymera Therapeutics Inc.(a)	9,855	417,064
Ligand Pharmaceuticals Inc.(a)	3,935	442,648
Lineage Cell Therapeutics Inc.(a)(b)	45,503	70,075
Lyell Immunopharma Inc.(a)(b)	39,105	197,480
MacroGenics Inc.(a)	15,478	136,361
Madrigal Pharmaceuticals Inc.(a)	2,749	269,732
MannKind Corp.(a)	60,508	222,669
MEI Pharma Inc.(a)(b)	40,323	24,295
MeiraGTx Holdings PLC(a)	10,583	146,575
Mersana Therapeutics Inc.(a)	14,435	57,596
MiMedx Group Inc.(a)	30,315	142,784
Mirati Therapeutics Inc.(a)	10,836	890,936
Moderna Inc.(a)	90,103	15,521,143
Molecular Templates Inc.(a)	14,498	50,018
Monte Rosa Therapeutics Inc.(a)(b)	8,853	124,119

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Morphic Holding Inc.(a)	5,831	$234,115
Myriad Genetics Inc.(a)	22,926	577,735
Natera Inc.(a)	21,820	887,638
Neoleukin Therapeutics Inc.(a)	13,432	25,252
Neurocrine Biosciences Inc.(a)	25,474	2,388,187
Nkarta Inc.(a)	4,401	50,083
Novavax Inc.(a)(b)	19,709	1,451,568
Nurix Therapeutics Inc.(a)	6,475	90,715
Ocugen Inc.(a)(b)	48,533	160,159
Olema Pharmaceuticals Inc.(a)	5,012	21,351
Oncocyte Corp.(a)	29,881	44,523
Oncorus Inc.(a)	8,700	15,486
OPKO Health Inc.(a)	101,563	349,377
Organogenesis Holdings Inc., Class A(a)	10,060	76,657
ORIC Pharmaceuticals Inc.(a)(b)	9,400	50,196
Passage Bio Inc.(a)	11,611	35,994
PMV Pharmaceuticals Inc.(a)(b)	8,366	174,180
Poseida Therapeutics Inc.(a)(b)	14,959	67,016
Praxis Precision Medicines Inc.(a)	8,953	91,410
Precigen Inc.(a)(b)	20,978	44,264
Precision BioSciences Inc.(a)	15,785	48,618
Prelude Therapeutics Inc.(a)(b)	4,316	29,780
Prometheus Biosciences Inc.(a)	7,898	298,228
Protagonist Therapeutics Inc.(a)	10,863	257,236
Prothena Corp. PLC(a)(b)	9,403	343,868
PTC Therapeutics Inc.(a)	19,986	745,678
Radius Health Inc.(a)	13,335	117,748
RAPT Therapeutics Inc.(a)	5,500	120,945
Recursion Pharmaceuticals Inc., Class A(a)(b)	30,387	217,571
Regeneron Pharmaceuticals Inc.(a)	27,296	19,064,072
REGENXBIO Inc.(a)	9,344	310,127
Relay Therapeutics Inc.(a)(b)	20,141	602,820
Replimune Group Inc.(a)	6,212	105,480
REVOLUTION Medicines Inc.(a)	16,438	419,333
Rhythm Pharmaceuticals Inc.(a)	12,148	139,945
Rigel Pharmaceuticals Inc.(a)	44,245	132,293
Rocket Pharmaceuticals Inc.(a)(b)	9,605	152,335
Rubius Therapeutics Inc.(a)(b)	9,213	50,764
Sage Therapeutics Inc.(a)	13,649	451,782
Sana Biotechnology Inc.(a)(b)	22,766	188,047
Sangamo Therapeutics Inc.(a)	34,002	197,552
Sarepta Therapeutics Inc.(a)	21,773	1,700,907
Scholar Rock Holding Corp.(a)	6,886	88,761
Seagen Inc.(a)	35,737	5,147,915
Selecta Biosciences Inc.(a)	30,234	37,188
Seres Therapeutics Inc.(a)	18,358	130,709
Sesen Bio Inc.(a)	44,932	27,081
Shattuck Labs Inc.(a)	8,365	35,635
Silverback Therapeutics Inc.(a)	4,784	16,792
Sorrento Therapeutics Inc.(a)(b)	69,031	160,842
Spectrum Pharmaceuticals Inc.(a)	53,318	68,780
Spero Therapeutics Inc.(a)(b)	9,129	79,422
SpringWorks Therapeutics Inc.(a)	7,185	405,521
SQZ Biotechnologies Co.(a)	9,898	47,609
Stoke Therapeutics Inc.(a)	5,852	123,185
Sutro Biopharma Inc.(a)	8,321	68,399
Syndax Pharmaceuticals Inc.(a)	14,557	253,001
Syros Pharmaceuticals Inc.(a)(b)	21,362	25,421
Talaris Therapeutics Inc.(a)	8,648	85,096
Taysha Gene Therapies Inc.(a)(b)	8,240	53,725

Security	Shares	Value

Biotechnology (continued)
TCR2 Therapeutics Inc.(a)(b)	9,500	$26,220
Tenaya Therapeutics Inc.(a)(b)	6,225	73,331
TG Therapeutics Inc.(a)	32,888	312,765
Tonix Pharmaceuticals Holding Corp.(a)(b)	140,228	32,280
Travere Therapeutics Inc.(a)	17,002	438,142
Turning Point Therapeutics Inc.(a)	12,431	333,772
Twist Bioscience Corp.(a)	15,215	751,317
Ultragenyx Pharmaceutical Inc.(a)(b)	16,916	1,228,440
United Therapeutics Corp.(a)	12,012	2,155,073
UroGen Pharma Ltd.(a)(b)	7,192	62,642
Vanda Pharmaceuticals Inc.(a)	15,031	170,001
Vaxart Inc.(a)(b)	31,400	158,256
Vaxcyte Inc.(a)	10,496	253,478
VBI Vaccines Inc.(a)	46,568	77,303
Vera Therapeutics Inc.(a)	4,756	111,718
Veracyte Inc.(a)	17,548	483,798
Verastem Inc.(a)(b)	56,458	79,606
Vericel Corp.(a)	11,703	447,289
Vertex Pharmaceuticals Inc.(a)	67,602	17,642,094
Verve Therapeutics Inc.(a)(b)	9,667	220,601
Viking Therapeutics Inc.(a)	20,521	61,563
Vir Biotechnology Inc.(a)	15,215	391,330
Viracta Therapeutics Inc.(a)	12,796	60,909
VistaGen Therapeutics Inc.(a)	50,280	62,347
Vor BioPharma Inc.(a)	7,367	44,497
Werewolf Therapeutics Inc.(a)	8,997	39,587
Xencor Inc.(a)	15,058	401,747
Y-mAbs Therapeutics Inc.(a)(b)	7,212	85,679
Zentalis Pharmaceuticals Inc.(a)	9,467	436,807

		284,251,770

Building Products — 0.6%
A O Smith Corp.	35,507	2,268,542
AAON Inc.	10,642	593,079
Advanced Drainage Systems Inc.	16,175	1,921,752
Allegion PLC	24,295	2,667,105
American Woodmark Corp.(a)	4,801	235,009
Apogee Enterprises Inc.	7,109	337,393
Armstrong World Industries Inc.	12,220	1,099,922
AZEK Co. Inc. (The)(a)	28,887	717,553
Builders FirstSource Inc.(a)	50,282	3,245,200
Carlisle Companies Inc.	13,622	3,349,922
Carrier Global Corp.	228,584	10,485,148
Cornerstone Building Brands Inc.(a)	16,256	395,346
CSW Industrials Inc.	3,726	438,140
Fortune Brands Home & Security Inc.	36,334	2,698,890
Gibraltar Industries Inc.(a)	8,201	352,233
Griffon Corp.	11,534	231,026
Hayward Holdings Inc.(a)(b)	10,952	182,022
Insteel Industries Inc.	4,321	159,834
JELD-WEN Holding Inc.(a)	21,948	445,106
Johnson Controls International PLC	187,448	12,290,965
Lennox International Inc.	8,790	2,266,590
Masco Corp.	63,129	3,219,579
Masonite International Corp.(a)(b)	6,250	555,875
Owens Corning	26,508	2,425,482
PGT Innovations Inc.(a)	14,950	268,801
Quanex Building Products Corp.	9,133	191,702
Resideo Technologies Inc.(a)	38,161	909,377
Simpson Manufacturing Co. Inc.	11,708	1,276,640
Trane Technologies PLC	62,235	9,503,285

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
Trex Co. Inc.(a)	30,504	$1,992,826
UFP Industries Inc.	16,463	1,270,285
View Inc.(a)(b)	26,435	48,640
Zurn Water Solutions Corp.	33,118	1,172,377

		69,215,646

Capital Markets — 3.1%
Affiliated Managers Group Inc.	10,937	1,541,570
Ameriprise Financial Inc.	29,702	8,921,293
Ares Management Corp., Class A	37,695	3,061,965
Artisan Partners Asset Management Inc., Class A	15,041	591,863
Assetmark Financial Holdings Inc.(a)	6,441	143,312
B. Riley Financial Inc.	5,818	407,027
Bank of New York Mellon Corp. (The)	196,760	9,765,199
BGC Partners Inc., Class A	88,000	387,200
BlackRock Inc.(d)	38,039	29,068,263
Blackstone Inc., NVS	186,285	23,647,018
Blucora Inc.(a)	13,252	259,077
BrightSphere Investment Group Inc.	8,600	208,550
Carlyle Group Inc. (The)	43,959	2,150,035
Cboe Global Markets Inc.	28,292	3,237,171
Charles Schwab Corp. (The)	400,835	33,794,399
CME Group Inc.	95,544	22,726,096
Cohen & Steers Inc.	6,144	527,708
Cowen Inc., Class A	6,219	168,535
Diamond Hill Investment Group Inc.	693	129,799
Donnelley Financial Solutions Inc.(a)	6,501	216,223
Evercore Inc., Class A	10,642	1,184,667
FactSet Research Systems Inc.	10,122	4,394,466
Federated Hermes Inc.	27,011	919,995
Focus Financial Partners Inc., Class A(a)(b)	15,697	717,981
Franklin Resources Inc.	76,147	2,126,024
GCM Grosvenor Inc., Class A	11,346	110,170
Goldman Sachs Group Inc. (The)	87,438	28,863,122
Hamilton Lane Inc., Class A	9,402	726,681
Houlihan Lokey Inc.	13,900	1,220,420
Interactive Brokers Group Inc., Class A	21,975	1,448,372
Intercontinental Exchange Inc.	148,268	19,589,168
Invesco Ltd.	89,269	2,058,543
Janus Henderson Group PLC	45,248	1,584,585
Jefferies Financial Group Inc.	57,700	1,895,445
KKR & Co. Inc.	148,062	8,657,185
Lazard Ltd., Class A	26,597	917,596
LPL Financial Holdings Inc.	21,125	3,859,115
MarketAxess Holdings Inc.	10,075	3,427,515
Moelis & Co., Class A	16,531	776,130
Moody’s Corp.	43,126	14,551,144
Morgan Stanley	352,069	30,770,831
Morningstar Inc.	6,365	1,738,727
MSCI Inc.	21,039	10,580,092
Nasdaq Inc.	30,889	5,504,420
Northern Trust Corp.	54,490	6,345,360
Open Lending Corp., Class A(a)	27,110	512,650
Oppenheimer Holdings Inc., Class A, NVS	2,820	122,896
Piper Sandler Cos.	4,999	656,119
PJT Partners Inc., Class A	6,380	402,706
Raymond James Financial Inc.	49,030	5,388,887
S&P Global Inc.	92,370	37,888,327
Sculptor Capital Management Inc.	6,197	86,324
SEI Investments Co.	29,774	1,792,692
State Street Corp.	96,935	8,444,977

Security	Shares	Value

Capital Markets (continued)
StepStone Group Inc., Class A	11,445	$378,372
Stifel Financial Corp.	26,278	1,784,276
StoneX Group Inc.(a)	5,339	396,314
T Rowe Price Group Inc.	60,767	9,187,363
Tradeweb Markets Inc., Class A	27,866	2,448,585
Virtu Financial Inc., Class A	23,834	887,101
Virtus Investment Partners Inc.	1,739	417,343
WisdomTree Investments Inc.	39,738	233,262

		365,948,251

Chemicals — 1.4%
AdvanSix Inc.	7,940	405,655
Air Products and Chemicals Inc.	58,741	14,679,963
Albemarle Corp.	30,767	6,804,122
American Vanguard Corp.	8,892	180,686
Amyris Inc.(a)(b)	44,325	193,257
Ashland Global Holdings Inc.	13,748	1,352,941
Aspen Aerogels Inc.(a)	5,962	205,570
Avient Corp.	23,210	1,114,080
Axalta Coating Systems Ltd.(a)	56,142	1,379,970
Balchem Corp.	8,222	1,123,947
Cabot Corp.	15,813	1,081,767
Celanese Corp.	29,537	4,219,951
CF Industries Holdings Inc.	57,308	5,906,163
Chase Corp.	2,299	199,806
Chemours Co. (The)	41,791	1,315,581
Corteva Inc.	193,960	11,148,821
Danimer Scientific Inc.(a)(b)	18,997	111,322
Diversey Holdings Ltd.(a)(b)	20,917	158,342
Dow Inc.	196,689	12,533,023
DuPont de Nemours Inc.	136,792	10,065,155
Eastman Chemical Co.	35,651	3,995,051
Ecolab Inc.	66,380	11,720,053
Ecovyst Inc.	12,133	140,258
Element Solutions Inc.	59,402	1,300,904
Ferro Corp.(a)	22,468	488,454
FMC Corp.	33,928	4,463,907
GCP Applied Technologies Inc.(a)(b)	17,916	562,921
Hawkins Inc.	4,516	207,284
HB Fuller Co.	13,634	900,798
Huntsman Corp.	54,706	2,052,022
Ingevity Corp.(a)	11,255	721,108
Innospec Inc.	6,563	607,406
International Flavors & Fragrances Inc.	67,645	8,883,818
Intrepid Potash Inc.(a)	2,915	239,438
Koppers Holdings Inc.	5,248	144,425
Livent Corp.(a)	39,746	1,036,178
LyondellBasell Industries NV, Class A	68,826	7,076,689
Minerals Technologies Inc.	9,793	647,807
Mosaic Co. (The)	98,443	6,546,460
NewMarket Corp.	1,860	603,347
Olin Corp.	38,804	2,028,673
Orion Engineered Carbons SA	16,120	257,436
PPG Industries Inc.	63,057	8,264,881
PureCycle Technologies Inc.(a)(b)	9,271	74,168
Quaker Chemical Corp.	3,578	618,314
Rayonier Advanced Materials Inc.(a)	17,770	116,749
RPM International Inc.	33,479	2,726,530
Scotts Miracle-Gro Co. (The)	10,816	1,329,935
Sensient Technologies Corp.	11,512	966,432
Sherwin-Williams Co. (The)	63,875	15,944,478

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Stepan Co.	6,156	$608,274
Tredegar Corp.	9,710	116,423
Trinseo PLC	9,887	473,785
Tronox Holdings PLC, Class A	27,187	538,031
Valvoline Inc.	46,925	1,480,953
Westlake Chemical Corp.	8,326	1,027,428
Zymergen Inc.(a)(b)	21,137	61,086

		163,152,026

Commercial Services & Supplies — 0.5%
ABM Industries Inc.	17,675	813,757
ACCO Brands Corp.	28,013	224,104
Aris Water Solution Inc., A	6,879	125,198
Brady Corp., Class A, NVS	12,827	593,505
BrightView Holdings Inc.(a)	14,041	191,098
Brink’s Co. (The)	13,423	912,764
Casella Waste Systems Inc., Class A(a)	13,394	1,173,984
Cimpress PLC(a)	4,489	285,456
Cintas Corp.	23,201	9,869,473
Clean Harbors Inc.(a)	13,599	1,518,192
Copart Inc.(a)	56,045	7,031,966
CoreCivic Inc.(a)	30,818	344,237
Deluxe Corp.	10,982	332,096
Driven Brands Holdings Inc.(a)	12,922	339,590
Ennis Inc.	6,565	121,256
GEO Group Inc. (The)(a)	33,696	222,731
Harsco Corp.(a)	23,023	281,802
Healthcare Services Group Inc.	20,393	378,698
Heritage-Crystal Clean Inc.(a)	5,282	156,400
HNI Corp.	11,779	436,412
IAA Inc.(a)	36,539	1,397,617
Interface Inc.	14,549	197,430
KAR Auction Services Inc.(a)	28,735	518,667
Kimball International Inc., Class B	10,633	89,849
Matthews International Corp., Class A	7,987	258,459
MillerKnoll Inc.	21,208	732,948
Montrose Environmental Group Inc.(a)	5,805	307,259
MSA Safety Inc.	9,715	1,289,180
Pitney Bowes Inc.	31,758	165,142
Republic Services Inc.	55,753	7,387,272
Rollins Inc.	61,234	2,146,252
SP Plus Corp.(a)	6,007	188,380
Steelcase Inc., Class A	25,450	304,127
Stericycle Inc.(a)	24,241	1,428,280
Tetra Tech Inc.	14,350	2,366,889
U.S. Ecology Inc.(a)	9,166	438,868
UniFirst Corp./MA	4,151	764,946
Viad Corp.(a)	5,080	181,051
VSE Corp.	2,991	137,855
Waste Management Inc.	112,742	17,869,607

		63,522,797

Communications Equipment — 0.8%
ADTRAN Inc.	14,243	262,783
Arista Networks Inc.(a)	64,178	8,919,458
Aviat Networks Inc.(a)	1,761	54,186
CalAmp Corp.(a)	11,612	84,884
Calix Inc.(a)	14,491	621,809
Cambium Networks Corp.(a)	2,872	67,894
Ciena Corp.(a)	40,348	2,446,299
Cisco Systems Inc.	1,126,298	62,802,376

Security	Shares	Value

Communications Equipment (continued)
Clearfield Inc.(a)	3,435	$224,031
CommScope Holding Co. Inc.(a)	50,503	397,964
Comtech Telecommunications Corp.	7,659	120,170
Digi International Inc.(a)(b)	6,503	139,944
DZS Inc.(a)	6,247	86,646
EMCORE Corp.(a)	13,225	48,932
Extreme Networks Inc.(a)	29,380	358,730
F5 Inc.(a)	15,858	3,313,529
Harmonic Inc.(a)	25,212	234,219
Infinera Corp.(a)(b)	53,457	463,472
Inseego Corp.(a)(b)	20,412	82,669
Juniper Networks Inc.	84,745	3,149,124
Lumentum Holdings Inc.(a)	19,174	1,871,382
Motorola Solutions Inc.	44,454	10,766,759
NETGEAR Inc.(a)	8,788	216,888
NetScout Systems Inc.(a)	20,075	644,006
Plantronics Inc.(a)	9,242	364,135
Ribbon Communications Inc.(a)	21,032	64,989
Ubiquiti Inc.	1,854	539,811
Viasat Inc.(a)	17,846	870,885
Viavi Solutions Inc.(a)	64,408	1,035,681

		100,253,655

Construction & Engineering — 0.2%
AECOM	36,199	2,780,445
Ameresco Inc., Class A(a)(b)	7,312	581,304
API Group Corp.(a)	52,257	1,098,965
Arcosa Inc.	12,899	738,468
Argan Inc.	3,873	157,205
Comfort Systems USA Inc.	9,148	814,263
Construction Partners Inc., Class A(a)(b)	8,950	234,311
Dycom Industries Inc.(a)	8,337	794,183
EMCOR Group Inc.	14,059	1,583,465
Fluor Corp.(a)(b)	39,333	1,128,464
Granite Construction Inc.	13,488	442,406
Great Lakes Dredge & Dock Corp.(a)	14,836	208,149
IES Holdings Inc.(a)	2,970	119,394
Infrastructure and Energy Alternatives Inc.(a)	8,851	104,884
MasTec Inc.(a)	15,112	1,316,255
MDU Resources Group Inc.	52,579	1,401,230
MYR Group Inc.(a)	4,940	464,558
Northwest Pipe Co.(a)	4,032	102,614
NV5 Global Inc.(a)	3,714	495,076
Primoris Services Corp.	15,740	374,927
Quanta Services Inc.	37,365	4,917,608
Sterling Construction Co. Inc.(a)(b)	6,836	183,205
Tutor Perini Corp.(a)	9,791	105,743
Valmont Industries Inc.	5,555	1,325,423
WillScot Mobile Mini Holdings Corp.(a)	55,155	2,158,215

		23,630,760

Construction Materials — 0.1%
Eagle Materials Inc.	10,679	1,370,757
Martin Marietta Materials Inc.	16,578	6,380,706
Summit Materials Inc., Class A(a)	32,183	999,604
Vulcan Materials Co.	35,216	6,469,179

		15,220,246

Consumer Finance — 0.6%
Ally Financial Inc.	89,270	3,881,460
American Express Co.	164,010	30,669,870
Atlanticus Holdings Corp.(a)	1,775	91,927

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance (continued)
Capital One Financial Corp.	109,789	$14,414,198
Credit Acceptance Corp.(a)(b)	2,078	1,143,669
Curo Group Holdings Corp.	6,278	81,928
Discover Financial Services	76,635	8,444,411
Encore Capital Group Inc.(a)(b)	6,565	411,822
Enova International Inc.(a)	10,137	384,902
EZCORP Inc., Class A, NVS(a)	14,065	84,953
FirstCash Holdings Inc.	11,272	792,873
Green Dot Corp., Class A(a)	14,236	391,205
LendingClub Corp.(a)	25,933	409,223
LendingTree Inc.(a)	2,942	352,069
Navient Corp.	43,460	740,558
Nelnet Inc., Class A	4,453	378,461
OneMain Holdings Inc.	29,746	1,410,258
Oportun Financial Corp.(a)	6,265	89,965
PRA Group Inc.(a)(b)	12,364	557,369
PROG Holdings Inc.(a)	14,785	425,364
Regional Management Corp.	2,747	133,422
SLM Corp.	74,297	1,364,093
Synchrony Financial	138,872	4,834,134
Upstart Holdings Inc.(a)(b)	13,048	1,423,406
World Acceptance Corp.(a)	992	190,305

		73,101,845

Containers & Packaging — 0.4%
Amcor PLC	412,659	4,675,426
AptarGroup Inc.	17,195	2,020,413
Ardagh Group SA(a)	4,919	82,664
Ardagh Metal Packaging SA(a)(b)	24,950	202,844
Avery Dennison Corp.	21,818	3,795,677
Ball Corp.	84,843	7,635,870
Berry Global Group Inc.(a)	35,253	2,043,264
Crown Holdings Inc.	32,631	4,081,812
Graphic Packaging Holding Co.	73,049	1,463,902
Greif Inc., Class A, NVS	6,373	414,627
Greif Inc., Class B	2,011	128,221
International Paper Co.	104,057	4,802,231
Myers Industries Inc.	9,790	211,464
O-I Glass Inc.(a)	43,985	579,722
Packaging Corp. of America	24,529	3,829,222
Pactiv Evergreen Inc.	10,671	107,350
Ranpak Holdings Corp.(a)	10,548	215,496
Sealed Air Corp.	40,300	2,698,488
Silgan Holdings Inc.	22,222	1,027,323
Sonoco Products Co.	26,279	1,644,014
TriMas Corp.	9,939	318,943
Westrock Co.	70,576	3,319,189

		45,298,162

Distributors — 0.1%
Funko Inc., Class A(a)	6,461	111,452
Genuine Parts Co.	36,877	4,647,240
LKQ Corp.	71,993	3,269,202
Pool Corp.	10,320	4,363,812

		12,391,706

Diversified Consumer Services — 0.1%
2U Inc.(a)(b)	18,683	248,110
ADT Inc.	42,148	319,903
Adtalem Global Education Inc.(a)(b)	12,849	381,744
American Public Education Inc.(a)	5,628	119,539
Bright Horizons Family Solutions Inc.(a)(b)	16,432	2,180,362

Security	Shares	Value

Diversified Consumer Services (continued)
Carriage Services Inc.	3,938	$210,013
Chegg Inc.(a)(b)	37,687	1,367,284
Coursera Inc.(a)(b)	20,151	464,279
European Wax Center Inc., Class A(a)	4,593	135,769
frontdoor Inc.(a)	23,020	687,147
Graham Holdings Co., Class B	1,038	634,706
Grand Canyon Education Inc.(a)	10,237	994,115
H&R Block Inc.	43,981	1,145,265
Houghton Mifflin Harcourt Co.(a)	35,168	738,880
Laureate Education Inc., Class A	25,135	297,850
Mister Car Wash Inc.(a)(b)	20,379	301,405
OneSpaWorld Holdings Ltd.(a)(b)	12,293	125,389
Perdoceo Education Corp.(a)	20,345	233,561
PowerSchool Holdings Inc., Class A(a)	11,358	187,521
Service Corp. International	44,028	2,897,923
Strategic Education Inc.	5,968	396,156
Stride Inc.(a)	11,247	408,603
Terminix Global Holdings Inc.(a)	33,122	1,511,357
Vivint Smart Home Inc.(a)	18,946	128,075
WW International Inc.(a)	11,759	120,295

		16,235,251

Diversified Financial Services — 1.5%
Alerus Financial Corp.	4,153	114,789
A-Mark Precious Metals Inc.	2,596	200,775
Apollo Global Management Inc.	98,882	6,129,695
Banco Latinoamericano de Comercio Exterior SA, Class E	10,998	171,349
Berkshire Hathaway Inc., Class B(a)	488,860	172,523,583
Cannae Holdings Inc.(a)	22,377	535,258
Equitable Holdings Inc.	93,531	2,891,043
Voya Financial Inc.	30,384	2,015,978

		184,582,470

Diversified Telecommunication Services — 0.9%
Anterix Inc.(a)	3,133	181,401
AT&T Inc.	1,902,882	44,965,102
ATN International Inc.	3,091	123,269
Bandwidth Inc., Class A(a)(b)	6,069	196,575
Cogent Communications Holdings Inc.	11,648	772,845
Consolidated Communications Holdings Inc.(a)	16,204	95,604
EchoStar Corp., Class A(a)(b)	9,777	237,972
Globalstar Inc.(a)(b)	164,901	242,404
IDT Corp., Class B(a)	5,299	180,643
Iridium Communications Inc.(a)	31,918	1,286,934
Liberty Latin America Ltd., Class A(a)	11,569	112,219
Liberty Latin America Ltd., Class C, NVS(a)	41,690	399,807
Lumen Technologies Inc.	270,717	3,050,981
Ooma Inc.(a)	8,059	120,804
Radius Global Infrastructure Inc., Class A(a)(b)	15,990	228,337
Telesat Corp.(a)	3,211	52,981
Verizon Communications Inc.	1,119,841	57,044,701

		109,292,579

Electric Utilities — 1.6%
ALLETE Inc.	14,215	952,121
Alliant Energy Corp.	66,223	4,137,613
American Electric Power Co. Inc.	132,826	13,252,050
Avangrid Inc.	15,019	701,988
Constellation Energy Corp.	85,794	4,825,913
Duke Energy Corp.	205,016	22,892,087
Edison International	99,084	6,945,788

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
Entergy Corp.	53,582	$6,255,698
Evergy Inc.	61,716	4,217,671
Eversource Energy	91,888	8,103,603
Exelon Corp.	260,154	12,391,135
FirstEnergy Corp.	145,882	6,690,149
Hawaiian Electric Industries Inc.	29,461	1,246,495
IDACORP Inc.	14,035	1,619,078
MGE Energy Inc.	9,574	763,909
NextEra Energy Inc.	522,317	44,245,473
NRG Energy Inc.	66,300	2,543,268
OGE Energy Corp.	52,204	2,128,879
Otter Tail Corp.	10,663	666,438
PG&E Corp.(a)	530,311	6,331,913
Pinnacle West Capital Corp.	29,574	2,309,729
PNM Resources Inc.	22,075	1,052,315
Portland General Electric Co.	24,368	1,343,895
PPL Corp.	199,639	5,701,690
Southern Co. (The)	282,363	20,474,141
Xcel Energy Inc.	143,410	10,349,900

		192,142,939

Electrical Equipment — 0.7%
Acuity Brands Inc.	9,083	1,719,412
Allied Motion Technologies Inc.	3,727	111,214
American Superconductor Corp.(a)(b)	9,010	68,566
AMETEK Inc.	61,714	8,219,070
Array Technologies Inc.(a)(b)	33,406	376,486
Atkore Inc.(a)	12,011	1,182,363
AZZ Inc.	6,787	327,405
Babcock & Wilcox Enterprises Inc.(a)	17,423	142,172
Blink Charging Co.(a)(b)	10,011	264,891
Bloom Energy Corp., Class A(a)	36,505	881,596
ChargePoint Holdings Inc.(a)(b)	59,402	1,180,912
Eaton Corp. PLC	105,713	16,043,005
Emerson Electric Co.	158,246	15,516,020
Encore Wire Corp.	5,137	585,977
EnerSys	11,595	864,639
Eos Energy Enterprises Inc.(a)(b)	11,334	47,376
Fluence Energy Inc.(a)	9,009	118,108
FuelCell Energy Inc.(a)	101,505	584,669
Generac Holdings Inc.(a)(b)	16,220	4,821,557
GrafTech International Ltd.	57,580	553,920
Hubbell Inc.	14,161	2,602,367
nVent Electric PLC	44,570	1,550,144
Plug Power Inc.(a)(b)	135,928	3,888,900
Regal Rexnord Corp.	18,320	2,725,649
Rockwell Automation Inc.	30,790	8,622,124
Romeo Power Inc.(a)(b)	15,338	22,854
Sensata Technologies Holding PLC(a)(b)	40,733	2,071,273
Shoals Technologies Group Inc., Class A(a)(b)	27,560	469,622
Stem Inc.(a)(b)	30,060	330,961
Sunrun Inc.(a)(b)	52,880	1,605,965
Thermon Group Holdings Inc.(a)	8,830	143,046
TPI Composites Inc.(a)	7,848	110,343
Vertiv Holdings Co.	85,283	1,193,962
Vicor Corp.(a)	5,589	394,304

		79,340,872

Electronic Equipment, Instruments & Components — 0.7%
908 Devices Inc.(a)	3,397	64,577
Advanced Energy Industries Inc.	10,792	928,975

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Aeva Technologies Inc.(a)	24,305	$105,241
Akoustis Technologies Inc.(a)(b)	13,353	86,795
Amphenol Corp., Class A	156,289	11,776,376
Arlo Technologies Inc.(a)	21,866	193,733
Arrow Electronics Inc.(a)	17,852	2,117,783
Avnet Inc.	26,988	1,095,443
Badger Meter Inc.	7,264	724,293
Belden Inc.	10,772	596,769
Benchmark Electronics Inc.	10,738	268,880
CDW Corp./DE	36,268	6,487,983
Cognex Corp.	45,595	3,517,654
Coherent Inc.(a)	6,468	1,768,092
Corning Inc.	204,115	7,533,885
CTS Corp.	8,354	295,230
ePlus Inc.(a)	7,660	429,420
Fabrinet(a)	9,519	1,000,732
FARO Technologies Inc.(a)	4,246	220,452
Identiv Inc.(a)(b)	6,383	103,213
II-VI Inc.(a)(b)	28,148	2,040,449
Insight Enterprises Inc.(a)	8,940	959,441
IPG Photonics Corp.(a)	9,480	1,040,525
Itron Inc.(a)	11,898	626,787
Jabil Inc.	37,320	2,303,764
Keysight Technologies Inc.(a)	48,490	7,659,965
Kimball Electronics Inc.(a)(b)	6,092	121,779
Knowles Corp.(a)	26,314	566,540
Littelfuse Inc.	6,347	1,583,005
Luna Innovations Inc.(a)	9,871	76,105
Methode Electronics Inc.	9,372	405,339
MicroVision Inc.(a)(b)	42,098	196,598
Napco Security Technologies Inc.(a)(b)	7,690	157,799
National Instruments Corp.	35,298	1,432,746
nLight Inc.(a)(b)	10,997	190,688
Novanta Inc.(a)(b)	9,046	1,287,155
OSI Systems Inc.(a)	4,971	423,132
Ouster Inc.(a)	41,291	185,810
PAR Technology Corp.(a)(b)	7,508	302,873
PC Connection Inc.	3,014	157,903
Plexus Corp.(a)	7,524	615,538
Rogers Corp.(a)	5,033	1,367,466
Sanmina Corp.(a)	18,182	734,916
ScanSource Inc.(a)	6,814	237,059
TD SYNNEX Corp.	11,039	1,139,335
Teledyne Technologies Inc.(a)	12,253	5,791,135
Trimble Inc.(a)	66,057	4,765,352
TTM Technologies Inc.(a)	24,302	360,156
Velodyne Lidar Inc.(a)	18,608	47,636
Vishay Intertechnology Inc.	38,233	749,367
Vishay Precision Group Inc.(a)	3,349	107,670
Vontier Corp.(b)	47,331	1,201,734
Zebra Technologies Corp., Class A(a)	14,086	5,827,378

		83,978,671

Energy Equipment & Services — 0.4%
Archrock Inc.	35,429	327,010
Baker Hughes Co.	197,211	7,180,453
Bristow Group Inc.(a)	6,237	231,268
Cactus Inc., Class A	15,062	854,618
ChampionX Corp.(a)	51,922	1,271,051
DMC Global Inc.(a)	3,617	110,318
Dril-Quip Inc.(a)	10,035	374,807

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
Expro Group Holdings NV(a)(b)	8,292	$147,432
Halliburton Co.	236,571	8,958,944
Helix Energy Solutions Group Inc.(a)	36,043	172,286
Helmerich & Payne Inc.	29,361	1,256,064
Liberty Oilfield Services Inc., Class A(a)	21,576	319,756
Nabors Industries Ltd.(a)	2,268	346,369
National Energy Services Reunited Corp.(a)(b)	11,008	92,467
Newpark Resources Inc.(a)	24,050	88,023
NexTier Oilfield Solutions Inc.(a)	41,176	380,466
NOV Inc.	106,056	2,079,758
Oceaneering International Inc.(a)	24,985	378,773
Oil States International Inc.(a)	23,312	162,018
Patterson-UTI Energy Inc.	45,134	698,674
ProPetro Holding Corp.(a)	20,197	281,344
RPC Inc.(a)	20,977	223,825
Schlumberger NV	373,139	15,414,372
Select Energy Services Inc., Class A(a)	22,785	195,267
Solaris Oilfield Infrastructure Inc., Class A	15,882	179,308
TETRA Technologies Inc.(a)	42,236	173,590
Tidewater Inc.(a)	14,275	310,338
U.S. Silica Holdings Inc.(a)	21,547	402,067

		42,610,666

Entertainment — 1.4%
Activision Blizzard Inc.	206,203	16,518,922
AMC Entertainment Holdings Inc., Class A(a)(b)	136,130	3,354,243
Chicken Soup For The Soul Entertainment Inc.(a)	4,161	33,246
Cinemark Holdings Inc.(a)	29,513	509,985
CuriosityStream Inc.(a)(b)	8,497	24,641
Electronic Arts Inc.	74,837	9,467,629
Eros STX Global Corp.(a)(b)	5,799	16,179
IMAX Corp.(a)	14,997	283,893
Liberty Media Corp.-Liberty Braves, Class C, NVS(a)	8,713	243,180
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	6,507	410,787
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	52,391	3,658,987
Lions Gate Entertainment Corp., Class A(a)	14,371	233,529
Lions Gate Entertainment Corp., Class B, NVS(a)	34,006	511,110
Live Nation Entertainment Inc.(a)	36,829	4,332,563
Madison Square Garden Entertainment Corp.(a)(b)	6,944	578,505
Madison Square Garden Sports Corp.(a)(b)	5,324	954,913
Marcus Corp. (The)(a)	7,338	129,883
Netflix Inc.(a)	115,102	43,116,058
Playtika Holding Corp.(a)	27,575	533,025
Roku Inc.(a)(b)	30,922	3,873,599
Skillz Inc.(a)(b)	78,511	235,533
Spotify Technology SA(a)	36,335	5,487,312
Take-Two Interactive Software Inc.(a)(b)	30,274	4,654,325
Walt Disney Co. (The)(a)	483,913	66,373,507
World Wrestling Entertainment Inc., Class A(b)	11,700	730,548
Zynga Inc., Class A(a)	278,636	2,574,597

		168,840,699

Equity Real Estate Investment Trusts (REITs) — 3.4%
Acadia Realty Trust	24,501	530,937
Agree Realty Corp.	18,650	1,237,614
Alexander & Baldwin Inc.	20,078	465,609
Alexander’s Inc.	563	144,257
Alexandria Real Estate Equities Inc.	44,435	8,942,544
American Assets Trust Inc.	12,517	474,269

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
American Campus Communities Inc.	37,525	$2,100,274
American Homes 4 Rent, Class A	78,551	3,144,397
American Tower Corp.	120,034	30,154,941
Americold Realty Trust	71,439	1,991,719
Apartment Income REIT Corp.	40,634	2,172,294
Apartment Investment & Management Co., Class A(a)	40,634	297,441
Apple Hospitality REIT Inc.	54,563	980,497
Armada Hoffler Properties Inc.	14,938	218,095
Ashford Hospitality Trust Inc.(a)	5,096	51,979
AvalonBay Communities Inc.	37,148	9,226,449
Boston Properties Inc.	41,101	5,293,809
Brandywine Realty Trust	49,938	706,123
Brixmor Property Group Inc.	80,882	2,087,564
Broadstone Net Lease Inc.	40,851	889,735
Camden Property Trust	26,235	4,360,257
CareTrust REIT Inc.	26,505	511,546
CatchMark Timber Trust Inc., Class A	17,131	140,474
Centerspace	3,099	304,074
Chatham Lodging Trust(a)	13,004	179,325
City Office REIT Inc.	13,085	231,081
Community Healthcare Trust Inc.	5,822	245,747
Corporate Office Properties Trust	30,028	856,999
Cousins Properties Inc.	40,154	1,617,805
Crown Castle International Corp.	115,085	21,244,691
CTO Realty Growth Inc.	2,250	149,220
CubeSmart	56,787	2,954,628
DiamondRock Hospitality Co.(a)	56,020	565,802
Digital Realty Trust Inc.	74,895	10,620,111
DigitalBridge Group Inc.(a)	129,762	934,286
Diversified Healthcare Trust	66,484	212,749
Douglas Emmett Inc.	45,365	1,516,098
Duke Realty Corp.	101,097	5,869,692
Easterly Government Properties Inc.	20,470	432,736
EastGroup Properties Inc.	10,903	2,216,362
Empire State Realty Trust Inc., Class A	39,024	383,216
EPR Properties	20,839	1,140,102
Equinix Inc.	23,775	17,632,015
Equity Commonwealth(a)	28,176	794,845
Equity LifeStyle Properties Inc.	47,211	3,610,697
Equity Residential	98,301	8,839,226
Essential Properties Realty Trust Inc.	32,798	829,789
Essex Property Trust Inc.	17,356	5,996,151
Extra Space Storage Inc.	34,595	7,112,732
Farmland Partners Inc.	10,330	142,037
Federal Realty Investment Trust	20,624	2,517,572
First Industrial Realty Trust Inc.	34,716	2,149,268
Four Corners Property Trust Inc.	18,561	501,889
Franklin Street Properties Corp., Class C	28,276	166,828
Gaming and Leisure Properties Inc.	62,218	2,919,891
Getty Realty Corp.	8,824	252,543
Gladstone Commercial Corp.	9,870	217,337
Gladstone Land Corp.	9,334	339,944
Global Medical REIT Inc.	11,742	191,629
Global Net Lease Inc.	25,568	402,185
Healthcare Realty Trust Inc.	36,882	1,013,517
Healthcare Trust of America Inc., Class A	59,773	1,873,286
Healthpeak Properties Inc.	142,830	4,903,354
Hersha Hospitality Trust, Class A(a)	13,520	122,762
Highwoods Properties Inc.	27,328	1,249,983
Host Hotels & Resorts Inc.	188,702	3,666,480

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Hudson Pacific Properties Inc.	41,233	$1,144,216
Independence Realty Trust Inc.	58,400	1,544,096
Indus Realty Trust Inc.	2,067	151,077
Industrial Logistics Properties Trust	16,603	376,390
Innovative Industrial Properties Inc.	6,362	1,306,755
Invitation Homes Inc.	158,439	6,366,079
Iron Mountain Inc.	75,287	4,171,653
iStar Inc.	15,901	372,242
JBG SMITH Properties	33,267	972,062
Kilroy Realty Corp.	31,314	2,393,016
Kimco Realty Corp.	156,708	3,870,688
Kite Realty Group Trust	55,831	1,271,272
Lamar Advertising Co., Class A	23,494	2,729,533
Life Storage Inc.	21,618	3,035,816
LTC Properties Inc.	9,952	382,853
LXP Industrial Trust	74,296	1,166,447
Macerich Co. (The)	58,665	917,521
Medical Properties Trust Inc.	158,926	3,359,696
Mid-America Apartment Communities Inc.	30,637	6,416,920
National Health Investors Inc.	11,476	677,199
National Retail Properties Inc.	46,795	2,102,967
National Storage Affiliates Trust	20,628	1,294,613
Necessity Retail REIT Inc.	28,877	228,417
NETSTREIT Corp.	8,485	190,403
NexPoint Residential Trust Inc.	6,257	565,070
Office Properties Income Trust	12,826	330,013
Omega Healthcare Investors Inc.	61,627	1,920,297
One Liberty Properties Inc.	4,652	143,235
Orion Office REIT Inc.	14,540	203,560
Outfront Media Inc.	39,400	1,120,142
Paramount Group Inc.	47,381	516,927
Park Hotels & Resorts Inc.	59,885	1,169,554
Pebblebrook Hotel Trust	34,744	850,533
Phillips Edison & Co. Inc.(b)	30,111	1,035,517
Physicians Realty Trust	55,695	976,890
Piedmont Office Realty Trust Inc., Class A	34,220	589,268
Plymouth Industrial REIT Inc.	7,006	189,863
Postal Realty Trust Inc., Class A	6,522	109,700
PotlatchDeltic Corp.	17,604	928,259
Preferred Apartment Communities Inc., Class A	15,185	378,714
Prologis Inc.	196,425	31,718,709
PS Business Parks Inc.	5,301	890,992
Public Storage	40,020	15,619,006
Rayonier Inc.	38,047	1,564,493
Realty Income Corp.	150,178	10,407,335
Regency Centers Corp.	45,040	3,213,154
Retail Opportunity Investments Corp.	29,280	567,739
Retail Value Inc.	5,224	15,985
Rexford Industrial Realty Inc.	42,866	3,197,375
RLJ Lodging Trust	46,311	652,059
RPT Realty	18,784	258,656
Ryman Hospitality Properties Inc.(a)	14,371	1,333,198
Sabra Health Care REIT Inc.	63,664	947,957
Safehold Inc.	5,272	292,332
Saul Centers Inc.	3,226	170,010
SBA Communications Corp.	28,887	9,940,017
Seritage Growth Properties, Class A(a)	8,645	109,446
Service Properties Trust	43,508	384,176
Simon Property Group Inc.	87,013	11,447,430
SITE Centers Corp.	48,560	811,438

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
SL Green Realty Corp.	19,004	$1,542,745
Spirit Realty Capital Inc.	32,624	1,501,356
STAG Industrial Inc.	47,137	1,949,115
STORE Capital Corp.	65,583	1,916,991
Summit Hotel Properties Inc.(a)	29,578	294,597
Sun Communities Inc.	30,415	5,331,445
Sunstone Hotel Investors Inc.(a)	54,414	640,997
Tanger Factory Outlet Centers Inc.	23,620	406,028
Terreno Realty Corp.	18,736	1,387,401
UDR Inc.	84,466	4,845,814
UMH Properties Inc.	9,793	240,810
Uniti Group Inc.	52,191	718,148
Universal Health Realty Income Trust	3,273	191,045
Urban Edge Properties	30,483	582,225
Urstadt Biddle Properties Inc., Class A	9,334	175,573
Ventas Inc.	106,805	6,596,277
Veris Residential Inc.(a)	24,369	423,777
VICI Properties Inc.	166,976	4,752,137
Vornado Realty Trust	47,750	2,164,030
Washington Real Estate Investment Trust	23,971	611,260
Welltower Inc.	115,625	11,116,187
Weyerhaeuser Co.	200,577	7,601,868
Whitestone REIT	15,881	210,423
WP Carey Inc.	50,435	4,077,165
Xenia Hotels & Resorts Inc.(a)	31,052	598,993

		406,130,895

Food & Staples Retailing — 1.4%
Albertsons Companies Inc., Class A	42,200	1,403,150
Andersons Inc. (The)	9,913	498,227
BJ’s Wholesale Club Holdings Inc.(a)	35,237	2,382,374
Casey’s General Stores Inc.	10,067	1,994,977
Chefs’ Warehouse Inc. (The)(a)	7,642	249,129
Costco Wholesale Corp.	117,825	67,849,526
Grocery Outlet Holding Corp.(a)	22,314	731,453
Ingles Markets Inc., Class A	4,267	379,976
Kroger Co. (The)	195,204	11,198,854
Performance Food Group Co.(a)	40,204	2,046,786
PriceSmart Inc.	6,028	475,428
Rite Aid Corp.(a)(b)	14,830	129,763
SpartanNash Co.	9,085	299,714
Sprouts Farmers Market Inc.(a)	31,036	992,531
Sysco Corp.	135,777	11,086,192
U.S. Foods Holding Corp.(a)(b)	58,846	2,214,375
United Natural Foods Inc.(a)	14,202	587,253
Walmart Inc.	376,940	56,133,905
Walgreens Boots Alliance Inc.	190,020	8,507,195
Weis Markets Inc.	4,776	341,102

		169,501,910

Food Products — 1.0%
AppHarvest Inc.(a)(b)	16,107	86,575
Archer-Daniels-Midland Co.	147,538	13,316,780
B&G Foods Inc.	17,049	459,982
Beyond Meat Inc.(a)(b)	15,211	734,843
Bunge Ltd.	37,106	4,111,716
Calavo Growers Inc.	4,174	152,142
Cal-Maine Foods Inc.	11,567	638,730
Campbell Soup Co.	53,046	2,364,260
Conagra Brands Inc.	123,567	4,148,144
Darling Ingredients Inc.(a)	42,761	3,437,129

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Flowers Foods Inc.	47,700	$1,226,367
Fresh Del Monte Produce Inc.	9,030	233,967
Freshpet Inc.(a)(b)	10,732	1,101,533
General Mills Inc.	159,933	10,830,663
Hain Celestial Group Inc. (The)(a)	23,620	812,528
Hershey Co. (The)	38,742	8,392,679
Hormel Foods Corp.	74,584	3,844,059
Hostess Brands Inc.(a)	37,981	833,303
Ingredion Inc.	18,058	1,573,755
J&J Snack Foods Corp.	4,153	644,130
JM Smucker Co. (The)	27,904	3,778,481
John B Sanfilippo & Son Inc.	1,988	165,879
Kellogg Co.	66,226	4,270,915
Kraft Heinz Co. (The)	184,278	7,258,710
Lamb Weston Holdings Inc.	39,099	2,342,421
Lancaster Colony Corp.	5,101	760,814
Landec Corp.(a)	9,634	111,562
Limoneira Co.	7,405	108,705
McCormick & Co. Inc./MD, NVS	66,704	6,657,059
Mission Produce Inc.(a)	7,325	92,661
Mondelez International Inc., Class A	368,262	23,119,488
Pilgrim’s Pride Corp.(a)	10,664	267,666
Post Holdings Inc.(a)	16,086	1,114,116
Sanderson Farms Inc.	5,255	985,260
Seaboard Corp.	75	315,412
Seneca Foods Corp., Class A(a)	2,116	109,059
Simply Good Foods Co. (The)(a)	22,747	863,249
Sovos Brands Inc.(a)(b)	7,572	107,371
Tattooed Chef Inc.(a)(b)	12,467	156,835
Tootsie Roll Industries Inc.	4,103	143,447
TreeHouse Foods Inc.(a)	13,383	431,736
Tyson Foods Inc., Class A	76,955	6,897,477
Utz Brands Inc.	15,732	232,519
Vital Farms Inc.(a)	7,102	87,781
Whole Earth Brands Inc.(a)	11,533	82,576

		119,404,484

Gas Utilities — 0.1%
Atmos Energy Corp.	35,777	4,274,994
Brookfield Infrastructure Corp., Class A	16,280	1,228,163
Chesapeake Utilities Corp.	4,585	631,630
National Fuel Gas Co.	22,658	1,556,604
New Jersey Resources Corp.	26,610	1,220,335
Northwest Natural Holding Co.	8,758	452,964
ONE Gas Inc.	14,563	1,285,039
South Jersey Industries Inc.	25,786	890,906
Southwest Gas Holdings Inc.	15,298	1,197,680
Spire Inc.	13,633	978,304
UGI Corp.	56,844	2,058,890

		15,775,509

Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	462,924	54,791,685
ABIOMED Inc.(a)	11,729	3,885,114
Accuray Inc.(a)(b)	31,772	105,165
Align Technology Inc.(a)	21,077	9,189,572
Alphatec Holdings Inc.(a)(b)	14,724	169,326
AngioDynamics Inc.(a)	10,303	221,927
Apyx Medical Corp.(a)	13,709	89,520
Artivion Inc.(a)	10,642	227,526
Asensus Surgical Inc.(a)(b)	67,922	42,574

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Aspira Women’s Health Inc.(a)(b)	27,699	$28,807
AtriCure Inc.(a)	12,143	797,431
Atrion Corp.	382	272,366
Avanos Medical Inc.(a)	12,167	407,595
Axogen Inc.(a)	8,372	66,474
Axonics Inc.(a)(b)	12,909	808,103
Baxter International Inc.	134,198	10,405,713
Becton Dickinson and Co.	76,291	20,293,406
BioLife Solutions Inc.(a)	3,976	90,375
Bioventus Inc., Class A(a)	8,373	118,059
Boston Scientific Corp.(a)	378,194	16,750,212
Butterfly Network Inc.(a)(b)	48,154	229,213
Cardiovascular Systems Inc.(a)	10,045	227,017
Cerus Corp.(a)	39,141	214,884
ClearPoint Neuro Inc.(a)(b)	7,580	78,908
CONMED Corp.	7,905	1,174,288
Cooper Companies Inc. (The)	12,798	5,344,317
CryoPort Inc.(a)(b)	10,183	355,489
Cutera Inc.(a)	4,145	286,005
CytoSorbents Corp.(a)	15,826	50,485
DENTSPLY SIRONA Inc.	58,846	2,896,400
Dexcom Inc.(a)	25,561	13,077,008
Eargo Inc.(a)	6,758	35,750
Edwards Lifesciences Corp.(a)	164,603	19,377,065
Envista Holdings Corp.(a)	43,516	2,119,664
Figs Inc., Class A(a)(b)	20,095	432,444
Glaukos Corp.(a)(b)	11,951	691,007
Globus Medical Inc., Class A(a)	20,089	1,482,166
Haemonetics Corp.(a)(b)	13,811	873,131
Heska Corp.(a)	2,535	350,540
Hologic Inc.(a)	66,908	5,139,873
ICU Medical Inc.(a)(b)	5,152	1,147,041
IDEXX Laboratories Inc.(a)	22,585	12,355,350
Inari Medical Inc.(a)(b)	9,133	827,815
Inogen Inc.(a)	4,710	152,698
Insulet Corp.(a)	17,498	4,661,292
Integer Holdings Corp.(a)	9,174	739,149
Integra LifeSciences Holdings Corp.(a)	19,464	1,250,757
Intersect ENT Inc.(a)	7,963	223,044
Intuitive Surgical Inc.(a)	94,598	28,538,325
iRadimed Corp.	2,779	124,610
iRhythm Technologies Inc.(a)(b)	8,035	1,265,271
Lantheus Holdings Inc.(a)	19,155	1,059,463
LeMaitre Vascular Inc.	4,805	223,288
LivaNova PLC(a)	13,910	1,138,255
Masimo Corp.(a)	13,301	1,935,828
Medtronic PLC	357,825	39,700,684
Meridian Bioscience Inc.(a)	10,190	264,532
Merit Medical Systems Inc.(a)	14,276	949,640
Mesa Laboratories Inc.	1,397	356,067
Natus Medical Inc.(a)	8,879	233,340
Neogen Corp.(a)(b)	28,596	881,901
Neuronetics Inc.(a)	10,740	32,542
Nevro Corp.(a)(b)	9,166	662,977
Novocure Ltd.(a)(b)	27,126	2,247,389
NuVasive Inc.(a)(b)	14,492	821,696
OraSure Technologies Inc.(a)	16,385	111,090
Ortho Clinical Diagnostics Holdings PLC(a)	29,848	556,964
Orthofix Medical Inc.(a)	4,651	152,088
OrthoPediatrics Corp.(a)	2,884	155,707

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Outset Medical Inc.(a)	12,702	$576,671
PAVmed Inc.(a)(b)	24,070	31,772
Penumbra Inc.(a)	9,034	2,006,722
PROCEPT BioRobotics Corp.(a)(b)	3,572	124,984
Pulmonx Corp.(a)(b)	8,096	200,862
Quidel Corp.(a)(b)	10,197	1,146,755
ResMed Inc.	38,571	9,353,853
SeaSpine Holdings Corp.(a)	10,198	124,008
Senseonics Holdings Inc.(a)(b)	109,181	215,087
Shockwave Medical Inc.(a)	8,965	1,858,982
SI-BONE Inc.(a)	7,648	172,845
Sientra Inc.(a)(b)	19,190	42,602
Sight Sciences Inc.(a)	8,134	94,029
Silk Road Medical Inc.(a)(b)	9,396	387,961
STAAR Surgical Co.(a)	12,750	1,018,853
Stereotaxis Inc.(a)	18,421	68,710
STERIS PLC	22,655	5,477,299
Stryker Corp.	93,104	24,891,354
Surmodics Inc.(a)	3,875	175,654
Tactile Systems Technology Inc.(a)	4,760	95,962
Tandem Diabetes Care Inc.(a)	16,007	1,861,454
Teleflex Inc.	12,399	4,399,537
TransMedics Group Inc.(a)	6,806	183,354
Treace Medical Concepts Inc.(a)	10,822	204,644
UFP Technologies Inc.(a)	1,995	132,009
Utah Medical Products Inc.	1,154	103,698
Vapotherm Inc.(a)	6,777	94,200
Varex Imaging Corp.(a)	9,897	210,707
ViewRay Inc.(a)	40,700	159,544
Zimmer Biomet Holdings Inc.	56,109	7,176,341
Zimvie Inc.(a)	5,610	128,132

		338,683,992

Health Care Providers & Services — 2.8%
1Life Healthcare Inc.(a)(b)	31,119	344,799
Acadia Healthcare Co. Inc.(a)(b)	23,143	1,516,561
Accolade Inc.(a)(b)	13,298	233,513
AdaptHealth Corp.(a)(b)	20,311	325,585
Addus HomeCare Corp.(a)	3,512	327,634
Agiliti Inc.(a)	7,327	154,600
agilon health Inc.(a)(b)	44,300	1,123,005
Alignment Healthcare Inc.(a)(b)	20,913	234,853
Amedisys Inc.(a)	8,849	1,524,594
AmerisourceBergen Corp.	39,749	6,149,568
AMN Healthcare Services Inc.(a)(b)	12,304	1,283,676
Anthem Inc.	65,190	32,022,632
Apollo Medical Holdings Inc.(a)(b)	9,393	455,279
Aveanna Healthcare Holdings Inc.(a)	13,694	46,697
Brookdale Senior Living Inc.(a)	49,879	351,647
Cardinal Health Inc.	74,057	4,199,032
Castle Biosciences Inc.(a)	4,383	196,621
Centene Corp.(a)	154,713	13,025,287
Chemed Corp.	3,964	2,007,964
Cigna Corp.	86,481	20,721,712
Community Health Systems Inc.(a)	32,091	380,920
Contra Zogenix Inc., NVS(b)	15,050	10,234
CorVel Corp.(a)	2,103	354,229
Covetrus Inc.(a)(b)	31,395	527,122
Cross Country Healthcare Inc.(a)	12,102	262,250
CVS Health Corp.	350,784	35,502,849
DaVita Inc.(a)	16,969	1,919,364

Security	Shares	Value

Health Care Providers & Services (continued)
Encompass Health Corp.	25,777	$1,833,002
Ensign Group Inc. (The)	13,819	1,243,848
Fulgent Genetics Inc.(a)	5,297	330,586
Guardant Health Inc.(a)(b)	24,327	1,611,420
Hanger Inc.(a)	9,715	178,076
HCA Healthcare Inc.	65,456	16,404,583
HealthEquity Inc.(a)	21,697	1,463,246
Henry Schein Inc.(a)	37,184	3,242,073
Humana Inc.	34,285	14,919,803
InfuSystem Holdings Inc.(a)	7,361	72,138
Innovage Holding Corp.(a)(b)	8,206	52,683
Invitae Corp.(a)	53,512	426,491
Joint Corp. (The)(a)	2,850	100,861
Laboratory Corp. of America Holdings(a)	24,866	6,556,170
LHC Group Inc.(a)	8,249	1,390,781
LifeStance Health Group Inc.(a)(b)	23,615	238,748
McKesson Corp.	40,065	12,265,098
MEDNAX Inc.(a)	20,867	489,957
ModivCare Inc.(a)	3,116	359,555
Molina Healthcare Inc.(a)	15,359	5,123,609
National HealthCare Corp.	3,535	248,263
National Research Corp.	3,795	150,472
Oak Street Health Inc.(a)(b)	27,825	747,936
Ontrak Inc.(a)	3,683	8,342
Option Care Health Inc.(a)	43,817	1,251,414
Owens & Minor Inc.	19,659	865,389
Patterson Companies Inc.	21,751	704,080
Pennant Group Inc. (The)(a)	6,934	129,180
PetIQ Inc.(a)	5,242	127,905
Premier Inc., Class A	33,042	1,175,965
Privia Health Group Inc.(a)(b)	11,083	296,249
Progyny Inc.(a)	17,070	877,398
Quest Diagnostics Inc.	32,376	4,430,979
R1 RCM Inc.(a)	31,058	831,112
RadNet Inc.(a)	9,715	217,325
Select Medical Holdings Corp.	30,707	736,661
Signify Health Inc., Class A(a)(b)	16,734	303,722
Surgery Partners Inc.(a)	9,618	529,471
Tenet Healthcare Corp.(a)	27,752	2,385,562
Tivity Health Inc.(a)	11,807	379,831
U.S. Physical Therapy Inc.	3,562	354,241
UnitedHealth Group Inc.	250,730	127,864,778
Universal Health Services Inc., Class B	18,865	2,734,482

		340,855,712

Health Care Technology — 0.2%
Allscripts Healthcare Solutions Inc.(a)	31,774	715,551
American Well Corp., Class A(a)	52,685	221,804
Cerner Corp.	78,040	7,301,422
Certara Inc.(a)(b)	28,790	618,409
Change Healthcare Inc.(a)	68,270	1,488,286
Computer Programs & Systems Inc.(a)	4,033	138,937
Definitive Healthcare Corp.(a)(b)	4,696	115,756
Evolent Health Inc., Class A(a)(b)	22,690	732,887
Health Catalyst Inc.(a)(b)	12,183	318,342
HealthStream Inc.(a)	6,955	138,544
Icad Inc.(a)	7,741	34,525
Inspire Medical Systems Inc.(a)	7,060	1,812,231
Multiplan Corp.(a)(b)	100,406	469,900
NextGen Healthcare Inc.(a)	13,391	280,006
Omnicell Inc.(a)	11,679	1,512,314

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology (continued)
OptimizeRx Corp.(a)	5,199	$196,054
Phreesia Inc.(a)	12,890	339,780
Schrodinger Inc.(a)	12,142	414,285
Simulations Plus Inc.(b)	4,201	214,167
Tabula Rasa HealthCare Inc.(a)	4,798	27,637
Teladoc Health Inc.(a)(b)	40,118	2,893,711
Veeva Systems Inc., Class A(a)	37,009	7,862,932

		27,847,480

Hotels, Restaurants & Leisure — 2.0%
Accel Entertainment Inc.(a)	11,469	139,692
Aramark	62,264	2,341,126
Bally’s Corp.(a)(b)	8,508	261,536
BJ’s Restaurants Inc.(a)(b)	6,070	171,781
Bloomin’ Brands Inc.	23,327	511,794
Bluegreen Vacations Holding Corp.(a)	3,780	111,775
Booking Holdings Inc.(a)	10,929	25,666,210
Boyd Gaming Corp.	21,323	1,402,627
Brinker International Inc.(a)	12,143	463,377
Caesars Entertainment Inc.(a)(b)	54,145	4,188,657
Carnival Corp.(a)(b)	231,249	4,675,855
Century Casinos Inc.(a)	8,062	96,341
Cheesecake Factory Inc. (The)(a)	11,724	466,498
Chipotle Mexican Grill Inc.(a)	7,500	11,865,225
Choice Hotels International Inc.	9,626	1,364,582
Churchill Downs Inc.	9,729	2,157,698
Chuy’s Holdings Inc.(a)	4,010	108,270
Cracker Barrel Old Country Store Inc.	6,549	777,563
Darden Restaurants Inc.	33,891	4,505,808
Dave & Buster’s Entertainment Inc.(a)	12,848	630,837
Denny’s Corp.(a)	17,671	252,872
Dine Brands Global Inc.	4,589	357,713
Domino’s Pizza Inc.	9,749	3,967,941
DraftKings Inc., Class A(a)(b)	80,389	1,565,174
El Pollo Loco Holdings Inc.(a)(b)	7,431	86,348
Everi Holdings Inc.(a)(b)	24,302	510,342
Expedia Group Inc.(a)	38,506	7,534,469
F45 Training Holdings Inc.(a)	7,636	81,705
Full House Resorts Inc.(a)	9,626	92,506
GAN Ltd.(a)	11,389	54,895
Golden Entertainment Inc.(a)	5,273	306,203
Golden Nugget Online Gaming Inc.(a)	9,879	70,240
Hilton Grand Vacations Inc.(a)	23,498	1,222,131
Hilton Worldwide Holdings Inc.(a)	73,194	11,106,458
Hyatt Hotels Corp., Class A(a)	12,527	1,195,702
International Game Technology PLC	25,347	625,564
Jack in the Box Inc.	5,483	512,167
Krispy Kreme Inc.(b)	22,487	333,932
Las Vegas Sands Corp.(a)	87,741	3,410,493
Life Time Group Holdings Inc.(a)(b)	10,259	149,166
Lindblad Expeditions Holdings Inc.(a)	10,568	159,365
Marriott International Inc./MD, Class A(a)	72,250	12,697,938
Marriott Vacations Worldwide Corp.	10,939	1,725,080
McDonald’s Corp.	198,869	49,176,326
MGM Resorts International	100,788	4,227,049
Monarch Casino & Resort Inc.(a)	3,669	320,047
NEOGAMES SA(a)	2,270	35,026
Noodles & Co.(a)	12,162	72,607
Norwegian Cruise Line Holdings Ltd.(a)(b)	98,575	2,156,821
Papa John’s International Inc.	8,809	927,412
Penn National Gaming Inc.(a)	43,616	1,850,191

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Planet Fitness Inc., Class A(a)	22,757	$1,922,511
Portillo’s Inc., Class A(a)(b)	6,200	152,272
RCI Hospitality Holdings Inc.	2,964	182,167
Red Robin Gourmet Burgers Inc.(a)	5,192	87,537
Red Rock Resorts Inc., Class A	15,370	746,367
Royal Caribbean Cruises Ltd.(a)(b)	58,157	4,872,393
Rush Street Interactive Inc.(a)	14,461	105,131
Ruth’s Hospitality Group Inc.	8,547	195,555
Scientific Games Corp./DE, Class A(a)	25,371	1,490,546
SeaWorld Entertainment Inc.(a)	14,186	1,056,006
Shake Shack Inc., Class A(a)	9,543	647,970
Six Flags Entertainment Corp.(a)	21,607	939,905
Starbucks Corp.	307,427	27,966,634
Sweetgreen Inc.(a)(b)	3,250	103,968
Texas Roadhouse Inc.	18,578	1,555,536
Travel + Leisure Co.	22,167	1,284,356
Vail Resorts Inc.	10,733	2,793,478
Wendy’s Co. (The)	48,362	1,062,513
Wingstop Inc.	7,733	907,468
Wyndham Hotels & Resorts Inc.	24,718	2,093,367
Wynn Resorts Ltd.(a)	28,250	2,252,655
Xponential Fitness Inc., Class A(a)(b)	4,751	111,363
Yum China Holdings Inc.	113,939	4,733,026
Yum! Brands Inc.	77,274	9,159,287

		235,113,146

Household Durables — 0.4%
Beazer Homes USA Inc.(a)	9,919	150,967
Cavco Industries Inc.(a)	2,403	578,762
Century Communities Inc.	7,225	387,043
DR Horton Inc.	87,215	6,498,390
Ethan Allen Interiors Inc.	6,081	158,532
Garmin Ltd.	40,711	4,828,732
GoPro Inc., Class A(a)	31,963	272,644
Green Brick Partners Inc.(a)	8,340	164,798
Helen of Troy Ltd.(a)	6,450	1,263,168
Hooker Furnishings Corp.	4,071	77,105
Hovnanian Enterprises Inc., Class A(a)	1,360	80,376
Installed Building Products Inc.	6,072	513,023
iRobot Corp.(a)(b)	7,328	464,595
KB Home	20,300	657,314
La-Z-Boy Inc.	12,880	339,646
Leggett & Platt Inc.	36,598	1,273,610
Lennar Corp., Class A	68,692	5,575,730
Lennar Corp., Class B	3,731	255,014
LGI Homes Inc.(a)(b)	6,007	586,764
Lovesac Co. (The)(a)	2,797	151,206
M/I Homes Inc.(a)	7,351	326,017
MDC Holdings Inc.	15,006	567,827
Meritage Homes Corp.(a)	10,404	824,309
Mohawk Industries Inc.(a)(b)	14,918	1,852,816
Newell Brands Inc.	103,023	2,205,722
NVR Inc.(a)	833	3,721,236
PulteGroup Inc.	65,313	2,736,615
Purple Innovation Inc., Class A(a)(b)	13,245	77,483
Skyline Champion Corp.(a)	13,528	742,417
Snap One Holdings Corp.(a)	6,228	91,863
Sonos Inc.(a)	32,539	918,251
Taylor Morrison Home Corp.(a)	32,424	882,581
Tempur Sealy International Inc.	47,870	1,336,530
Toll Brothers Inc.	29,727	1,397,763

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
TopBuild Corp.(a)	8,809	$1,597,864
Traeger Inc.(a)(b)	5,950	44,268
Tri Pointe Homes Inc.(a)	30,248	607,380
Tupperware Brands Corp.(a)	13,537	263,295
Universal Electronics Inc.(a)	3,662	114,401
Vuzix Corp.(a)(b)	16,148	106,577
Whirlpool Corp.	15,309	2,645,089

		47,337,723

Household Products — 1.2%
Central Garden & Pet Co.(a)	2,607	114,604
Central Garden & Pet Co., Class A, NVS(a)	11,691	476,759
Church & Dwight Co. Inc.	65,009	6,460,594
Clorox Co. (The)	32,641	4,538,078
Colgate-Palmolive Co.	222,945	16,905,919
Energizer Holdings Inc.	19,466	598,774
Kimberly-Clark Corp.	89,900	11,072,084
Procter & Gamble Co. (The)	641,415	98,008,212
Reynolds Consumer Products Inc.	13,021	382,036
Spectrum Brands Holdings Inc.	11,569	1,026,402
WD-40 Co.	3,615	662,377

		140,245,839

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	176,476	4,540,727
Brookfield Renewable Corp., Class A	34,810	1,524,678
Clearway Energy Inc., Class A	8,378	279,155
Clearway Energy Inc., Class C	23,316	851,267
Ormat Technologies Inc.	11,123	910,195
Sunnova Energy International Inc.(a)(b)	22,555	520,118
Vistra Corp.	126,202	2,934,197

		11,560,337

Industrial Conglomerates — 0.8%
3M Co.	152,279	22,671,298
General Electric Co.	290,684	26,597,586
Honeywell International Inc.	182,759	35,561,246
Roper Technologies Inc.	27,966	13,206,384

		98,036,514

Insurance — 2.2%
Aflac Inc.	172,053	11,078,493
Alleghany Corp.(a)	3,470	2,939,090
Allstate Corp. (The)	74,750	10,353,622
Ambac Financial Group Inc.(a)	13,124	136,490
American Equity Investment Life Holding Co.	23,709	946,226
American Financial Group Inc./OH	17,703	2,577,911
American International Group Inc.	220,649	13,850,138
American National Group Inc.	1,794	339,227
AMERISAFE Inc.	4,941	245,419
Aon PLC, Class A	58,055	18,904,450
Arch Capital Group Ltd.(a)	98,713	4,779,683
Argo Group International Holdings Ltd.	8,327	343,739
Arthur J Gallagher & Co.	54,421	9,501,907
Assurant Inc.	15,502	2,818,729
Assured Guaranty Ltd.	18,316	1,165,997
Axis Capital Holdings Ltd.	19,271	1,165,317
Bright Health Group Inc.(a)(b)	68,542	132,286
Brighthouse Financial Inc.(a)	21,422	1,106,661
Brown & Brown Inc.	62,752	4,535,087
BRP Group Inc., Class A(a)	11,519	309,055
Chubb Ltd.	114,499	24,491,336
Cincinnati Financial Corp.	40,347	5,485,578

Security	Shares	Value

Insurance (continued)
CNA Financial Corp.	8,118	$394,697
CNO Financial Group Inc.	32,466	814,572
eHealth Inc.(a)	6,286	78,009
Employers Holdings Inc.	7,311	299,897
Enstar Group Ltd.(a)	3,169	827,584
Erie Indemnity Co., Class A, NVS	6,987	1,230,620
Everest Re Group Ltd.	10,608	3,197,039
Fidelity National Financial Inc.	72,417	3,536,846
First American Financial Corp.	27,679	1,794,153
Genworth Financial Inc., Class A(a)	136,479	515,891
Globe Life Inc.	26,585	2,674,451
GoHealth Inc., Class A(a)(b)	15,490	18,278
Goosehead Insurance Inc., Class A	4,672	367,079
Hanover Insurance Group Inc. (The)	9,498	1,420,141
Hartford Financial Services Group Inc. (The)	89,301	6,412,705
HCI Group Inc.	2,033	138,610
Horace Mann Educators Corp.	10,907	456,240
James River Group Holdings Ltd.	8,472	209,597
Kemper Corp.	16,507	933,306
Kinsale Capital Group Inc.	5,831	1,329,585
Lemonade Inc.(a)(b)	10,187	268,631
Lincoln National Corp.	47,740	3,120,286
Loews Corp.	55,204	3,578,323
Markel Corp.(a)	3,559	5,250,379
Marsh & McLennan Companies Inc.	135,341	23,064,813
MBIA Inc.(a)	15,132	232,881
Mercury General Corp.	7,093	390,115
MetLife Inc.	186,645	13,117,411
National Western Life Group Inc., Class A	571	120,138
Old Republic International Corp.	75,711	1,958,644
Palomar Holdings Inc.(a)	5,710	365,383
Primerica Inc.	10,715	1,466,026
Principal Financial Group Inc.	68,889	5,057,141
ProAssurance Corp.	13,261	356,456
Progressive Corp. (The)	155,526	17,728,409
Prudential Financial Inc.	100,468	11,872,304
Reinsurance Group of America Inc.	17,674	1,934,596
RenaissanceRe Holdings Ltd.	11,345	1,798,296
RLI Corp.	10,684	1,181,971
Safety Insurance Group Inc.	3,821	347,138
Selective Insurance Group Inc.	15,578	1,392,050
Selectquote Inc.(a)	35,324	98,554
SiriusPoint Ltd.(a)	19,664	147,087
Stewart Information Services Corp.	6,984	423,300
Tiptree Inc.	8,755	112,502
Travelers Companies Inc. (The)	64,364	11,761,234
Trupanion Inc.(a)	9,709	865,266
United Fire Group Inc.	6,002	186,482
Universal Insurance Holdings Inc.	8,799	118,698
Unum Group	56,016	1,765,064
W R Berkley Corp.	54,498	3,629,022
White Mountains Insurance Group Ltd.	795	903,311
Willis Towers Watson PLC	32,946	7,782,504

		266,250,156

Interactive Media & Services — 4.9%
Alphabet Inc., Class A(a)	80,166	222,969,704
Alphabet Inc., Class C, NVS(a)	73,733	205,935,532
Cargurus Inc.(a)	25,970	1,102,686
Cars.com Inc.(a)	18,925	273,088
Eventbrite Inc., Class A(a)(b)	18,790	277,528

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
EverQuote Inc., Class A(a)	5,917	$95,737
fuboTV Inc.(a)(b)	35,452	232,920
IAC/InterActiveCorp.(a)(b)	20,566	2,062,358
Match Group Inc.(a)(b)	75,030	8,158,762
MediaAlpha Inc., Class A(a)(b)	6,663	110,273
Meta Platforms Inc, Class A(a)	614,718	136,688,695
Pinterest Inc., Class A(a)	151,999	3,740,695
QuinStreet Inc.(a)	12,496	144,954
TripAdvisor Inc.(a)	27,876	755,997
TrueCar Inc.(a)	30,200	119,290
Twitter Inc.(a)	206,634	7,994,669
Vimeo Inc.(a)(b)	38,168	453,436
Yelp Inc.(a)	18,925	645,532
Ziff Davis Inc.(a)	11,500	1,112,970

		592,874,826

Internet & Direct Marketing Retail — 3.3%
1-800-Flowers.com Inc., Class A(a)	6,343	80,937
Amazon.com Inc.(a)	115,682	377,117,536
CarParts.com Inc.(a)(b)	12,811	85,834
DoorDash Inc., Class A(a)(b)	39,082	4,580,019
eBay Inc.	166,254	9,519,704
Etsy Inc.(a)	33,588	4,174,317
Groupon Inc.(a)(b)	6,082	116,957
Lands’ End Inc.(a)(b)	4,593	77,713
Liquidity Services Inc.(a)	5,822	99,673
Overstock.com Inc.(a)(b)	11,649	512,614
PetMed Express Inc.	4,925	127,065
Porch Group Inc.(a)(b)	20,335	141,227
Quotient Technology Inc.(a)	20,433	130,362
Qurate Retail Inc., Series A	98,540	469,050
RealReal Inc. (The)(a)	18,573	134,840
Revolve Group Inc.(a)(b)	9,372	503,183
Shutterstock Inc.	6,085	566,392
Stitch Fix Inc., Class A(a)	23,105	232,667
Wayfair Inc., Class A(a)(b)	19,954	2,210,504
Xometry Inc., Class A(a)(b)	6,517	239,500

		401,120,094

IT Services — 4.4%
Accenture PLC, Class A	169,425	57,135,193
Akamai Technologies Inc.(a)(b)	42,425	5,065,121
Alliance Data Systems Corp.	12,926	725,795
Amdocs Ltd.	32,393	2,663,029
Automatic Data Processing Inc.	112,190	25,527,713
BigCommerce Holdings Inc., Series 1(a)(b)	11,830	259,195
Block Inc.(a)	127,771	17,325,748
Brightcove Inc.(a)	12,518	97,640
Broadridge Financial Solutions Inc.	30,975	4,823,117
Cantaloupe Inc.(a)	17,216	116,552
Cass Information Systems Inc.	3,435	126,786
Cloudflare Inc., Class A(a)	69,925	8,370,022
Cognizant Technology Solutions Corp., Class A	140,739	12,620,066
Concentrix Corp.	11,039	1,838,656
Conduent Inc.(a)	38,275	197,499
CSG Systems International Inc.	8,418	535,132
DigitalOcean Holdings Inc.(a)(b)	13,064	755,752
DXC Technology Co.(a)	66,440	2,167,937
EPAM Systems Inc.(a)	14,320	4,247,455
Euronet Worldwide Inc.(a)	13,453	1,750,908
EVERTEC Inc.	16,225	664,089

Security	Shares	Value

IT Services (continued)
Evo Payments Inc., Class A(a)	13,901	$320,974
ExlService Holdings Inc.(a)	8,803	1,261,206
Fastly Inc., Class A(a)(b)	28,143	489,125
Fidelity National Information Services Inc.	161,683	16,236,207
Fiserv Inc.(a)	159,598	16,183,237
FleetCor Technologies Inc.(a)	21,070	5,247,694
Flywire Corp.(a)	16,609	507,903
Gartner Inc.(a)	21,206	6,307,937
Genpact Ltd.	49,662	2,160,794
Global Payments Inc.	75,558	10,339,357
Globant SA(a)	10,979	2,877,267
GoDaddy Inc., Class A(a)	45,135	3,777,799
Grid Dynamics Holdings Inc.(a)	11,438	161,047
Hackett Group Inc. (The)	7,960	183,558
I3 Verticals Inc., Class A(a)	6,189	172,426
International Business Machines Corp.	237,857	30,926,167
International Money Express Inc.(a)	9,626	198,392
Jack Henry & Associates Inc.	19,348	3,812,523
Kyndryl Holdings Inc.(a)	59,515	780,837
Limelight Networks Inc.(a)	36,824	192,221
LiveRamp Holdings Inc.(a)	16,805	628,339
Mastercard Inc., Class A	230,080	82,225,990
Maximus Inc.	16,568	1,241,772
MoneyGram International Inc.(a)	20,387	215,287
MongoDB Inc.(a)	16,857	7,477,597
Okta Inc.(a)	33,622	5,075,577
Paya Holdings Inc., Class A(a)(b)	23,132	135,554
Paychex Inc.	85,620	11,684,561
PayPal Holdings Inc.(a)	313,177	36,218,920
Paysafe Ltd.(a)	96,202	326,125
Perficient Inc.(a)	8,557	942,040
Rackspace Technology Inc.(a)(b)	15,997	178,527
Repay Holdings Corp.(a)(b)	21,048	310,879
Sabre Corp.(a)	86,308	986,500
Shift4 Payments Inc., Class A(a)(b)	11,600	718,388
Snowflake Inc., Class A(a)	54,045	12,383,331
SolarWinds Corp.	8,977	119,484
StoneCo Ltd., Class A(a)(b)	58,685	686,614
Switch Inc., Class A	30,921	952,985
Thoughtworks Holding Inc.(a)(b)	11,276	234,654
TTEC Holdings Inc.	4,701	387,927
Tucows Inc., Class A(a)(b)	2,320	158,456
Twilio Inc., Class A(a)	44,229	7,289,381
Unisys Corp.(a)(b)	18,220	393,734
VeriSign Inc.(a)	26,191	5,826,450
Verra Mobility Corp.(a)(b)	37,525	610,907
Visa Inc., Class A	442,244	98,076,452
Western Union Co. (The)	104,873	1,965,320
WEX Inc.(a)	11,783	2,102,676
Wix.com Ltd.(a)	14,125	1,475,497

		530,180,000

Leisure Products — 0.1%
Acushnet Holdings Corp.	9,520	383,275
American Outdoor Brands Inc.(a)	4,870	63,943
AMMO Inc.(a)(b)	22,148	106,310
Brunswick Corp./DE	20,350	1,646,112
Callaway Golf Co.(a)	30,712	719,275
Clarus Corp.	6,540	148,981
Genius Brands International Inc.(a)(b)	82,925	84,584
Hasbro Inc.	33,524	2,746,286

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products (continued)
Johnson Outdoors Inc., Class A	1,462	$113,641
Latham Group Inc.(a)(b)	8,891	117,717
Malibu Boats Inc., Class A(a)	5,144	298,403
MasterCraft Boat Holdings Inc.(a)(b)	5,280	129,941
Mattel Inc.(a)	91,642	2,035,369
Nautilus Inc.(a)(b)	8,703	35,856
Peloton Interactive Inc., Class A(a)	79,418	2,098,224
Polaris Inc.	15,665	1,649,838
Smith & Wesson Brands Inc.	15,147	229,174
Sturm Ruger & Co. Inc.	4,174	290,594
Vista Outdoor Inc.(a)	15,966	569,827
YETI Holdings Inc.(a)	21,741	1,304,025

		14,771,375

Life Sciences Tools & Services — 1.8%
10X Genomics Inc., Class A(a)(b)	22,300	1,696,361
Absci Corp.(a)(b)	14,657	123,559
Adaptive Biotechnologies Corp.(a)	29,680	411,958
Aduro Biotech Inc., NVS(c)	4,039	12,117
Agilent Technologies Inc.	80,090	10,598,310
Avantor Inc.(a)(b)	159,855	5,406,296
Azenta Inc.	19,192	1,590,633
Berkeley Lights Inc.(a)	12,541	89,167
BioNano Genomics Inc.(a)(b)	73,927	190,732
Bio-Rad Laboratories Inc., Class A(a)	5,595	3,151,272
Bio-Techne Corp.	10,548	4,567,706
Bruker Corp.	26,877	1,728,191
Charles River Laboratories International Inc.(a)	13,157	3,736,193
ChromaDex Corp.(a)	14,686	36,128
Codexis Inc.(a)	16,782	346,045
Cytek Biosciences Inc.(a)	25,753	277,617
Danaher Corp.	168,983	49,567,783
Fluidigm Corp.(a)(b)	22,192	79,669
Harvard Bioscience Inc.(a)	16,469	102,272
Illumina Inc.(a)	39,055	13,645,817
Inotiv Inc.(a)(b)	2,568	67,230
IQVIA Holdings Inc.(a)	50,768	11,738,069
Maravai LifeSciences Holdings Inc., Class A(a)	30,095	1,061,451
MaxCyte Inc.(a)	25,296	176,819
Medpace Holdings Inc.(a)	7,455	1,219,563
Mettler-Toledo International Inc.(a)	6,063	8,325,651
NanoString Technologies Inc.(a)(b)	11,973	416,062
NeoGenomics Inc.(a)(b)	28,416	345,254
Pacific Biosciences of California Inc.(a)(b)	52,416	476,986
PerkinElmer Inc.	33,477	5,840,397
Personalis Inc.(a)	10,556	86,454
QIAGEN NV(a)(b)	61,559	3,016,391
Quanterix Corp.(a)	6,935	202,433
Repligen Corp.(a)	14,761	2,776,396
Seer Inc., Class A(a)	10,973	167,229
Singular Genomics Systems Inc.(a)(b)	17,386	109,706
Sotera Health Co.(a)	26,381	571,412
Syneos Health Inc.(a)	27,330	2,212,363
Thermo Fisher Scientific Inc.	104,712	61,848,143
Waters Corp.(a)	16,360	5,077,980
West Pharmaceutical Services Inc.	19,463	7,993,649

		211,087,464

Machinery — 1.8%
AGCO Corp.	16,486	2,407,451
AgEagle Aerial Systems Inc.(a)(b)	27,979	33,295

Security	Shares	Value

Machinery (continued)
Alamo Group Inc.	2,415	$347,253
Albany International Corp., Class A	8,044	678,270
Allison Transmission Holdings Inc.	27,343	1,073,486
Altra Industrial Motion Corp.	18,162	707,047
Astec Industries Inc.	6,029	259,247
Barnes Group Inc.	12,496	502,214
Blue Bird Corp.(a)(b)	5,511	103,717
Caterpillar Inc.	144,419	32,179,442
Chart Industries Inc.(a)(b)	10,144	1,742,435
CIRCOR International Inc.(a)	4,409	117,368
Colfax Corp.(a)	37,100	1,476,209
Columbus McKinnon Corp./NY	6,665	282,596
Crane Co.	12,763	1,381,978
Cummins Inc.	37,930	7,779,822
Deere & Co.	74,442	30,927,673
Desktop Metal Inc., Class A(a)	52,697	249,784
Donaldson Co. Inc.	32,916	1,709,328
Douglas Dynamics Inc.	5,514	190,729
Dover Corp.	38,367	6,019,782
Energy Recovery Inc.(a)	8,877	178,783
Enerpac Tool Group Corp.	15,979	349,780
EnPro Industries Inc.	5,183	506,535
ESCO Technologies Inc.	6,673	466,576
Evoqua Water Technologies Corp.(a)	29,817	1,400,803
Federal Signal Corp.	17,358	585,832
Flowserve Corp.	35,826	1,286,153
Fortive Corp.	87,251	5,316,203
Franklin Electric Co. Inc.	11,875	986,100
Gates Industrial Corp. PLC(a)(b)	25,257	380,370
Gorman-Rupp Co. (The)	4,783	171,614
Graco Inc.	44,630	3,111,604
Greenbrier Companies Inc. (The)	8,437	434,590
Helios Technologies Inc.	8,209	658,772
Hillenbrand Inc.	20,641	911,713
Hydrofarm Holdings Group Inc.(a)	10,266	155,530
Hyliion Holdings Corp.(a)(b)	31,062	137,605
Hyster-Yale Materials Handling Inc.	2,488	82,626
Ideanomics Inc.(a)(b)	112,041	125,486
IDEX Corp.	20,277	3,887,709
Illinois Tool Works Inc.	83,929	17,574,733
Ingersoll Rand Inc.	105,017	5,287,606
ITT Inc.	23,548	1,771,045
John Bean Technologies Corp.	8,691	1,029,623
Kadant Inc.	2,850	553,441
Kennametal Inc.	22,324	638,690
Lincoln Electric Holdings Inc.	15,040	2,072,662
Lindsay Corp.	3,126	490,813
Luxfer Holdings PLC	7,328	123,110
Manitowoc Co. Inc. (The)(a)	9,296	140,184
Meritor Inc.(a)	17,472	621,479
Middleby Corp. (The)(a)(b)	14,515	2,379,589
Miller Industries Inc./TN	3,981	112,105
Mueller Industries Inc.	15,583	844,131
Mueller Water Products Inc., Class A	45,889	592,886
Nikola Corp.(a)(b)	64,324	688,910
Nordson Corp.	15,577	3,537,225
Omega Flex Inc.	857	111,299
Oshkosh Corp.	18,032	1,814,921
Otis Worldwide Corp.	113,268	8,715,973
PACCAR Inc.	91,091	8,022,384

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Parker-Hannifin Corp.	34,032	$9,656,920
Pentair PLC	44,476	2,411,044
Proto Labs Inc.(a)(b)	7,190	380,351
RBC Bearings Inc.(a)	7,351	1,425,212
REV Group Inc.	9,466	126,844
Shyft Group Inc. (The)	8,977	324,159
Snap-on Inc.	13,985	2,873,638
SPX Corp.(a)	12,374	611,399
SPX FLOW Inc.	11,639	1,003,515
Standex International Corp.	3,121	311,850
Stanley Black & Decker Inc.	43,168	6,034,455
Tennant Co.	4,661	367,287
Terex Corp.	18,107	645,696
Timken Co. (The)	16,809	1,020,306
Titan International Inc.(a)	16,810	247,611
Toro Co. (The)	28,173	2,408,510
Trinity Industries Inc.	20,314	697,989
Wabash National Corp.	16,977	251,939
Watts Water Technologies Inc., Class A	7,074	987,460
Welbilt Inc.(a)(b)	37,558	892,002
Westinghouse Air Brake Technologies Corp.	47,668	4,584,232
Xylem Inc./NY	47,300	4,032,798

		209,721,536

Marine — 0.0%
Costamare Inc.	18,153	309,509
Eagle Bulk Shipping Inc.	2,769	188,596
Genco Shipping & Trading Ltd.	9,122	215,462
Kirby Corp.(a)	15,782	1,139,302
Matson Inc.	11,029	1,330,318

		3,183,187

Media — 1.1%
Advantage Solutions Inc.(a)(b)	20,874	133,176
Altice USA Inc., Class A(a)	59,294	739,989
AMC Networks Inc., Class A(a)	7,689	312,404
Audacy Inc(a)	37,527	108,453
Boston Omaha Corp., Class A(a)(b)	4,981	126,368
Cable One Inc.	1,436	2,102,649
Cardlytics Inc.(a)(b)	7,961	437,696
Charter Communications Inc., Class A(a)	31,962	17,435,910
Clear Channel Outdoor Holdings Inc.(a)	99,438	344,056
Comcast Corp., Class A	1,199,316	56,151,975
Daily Journal Corp.(a)	382	119,180
Discovery Inc., Class A(a)(b)	41,798	1,041,606
Discovery Inc., Class C, NVS(a)	84,040	2,098,479
DISH Network Corp., Class A(a)	67,050	2,122,133
Entravision Communications Corp., Class A	21,628	138,635
EW Scripps Co. (The), Class A(a)	13,800	286,902
Fox Corp., Class A, NVS	83,379	3,289,302
Fox Corp., Class B	40,835	1,481,494
Gannett Co. Inc.(a)	33,472	150,959
Gray Television Inc.	21,677	478,411
iHeartMedia Inc., Class A(a)	28,549	540,433
Integral Ad Science Holding Corp.(a)	5,088	70,214
Interpublic Group of Companies Inc. (The)	105,181	3,728,666
John Wiley & Sons Inc., Class A	12,422	658,739
Liberty Broadband Corp., Class A(a)(b)	6,308	826,727
Liberty Broadband Corp., Class C, NVS(a)	37,436	5,065,840
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	24,664	1,127,391

Security	Shares	Value

Media (continued)
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	43,118	$1,971,786
Loyalty Ventures Inc.(a)(b)	5,159	85,278
Magnite Inc.(a)	34,246	452,390
New York Times Co. (The), Class A	43,996	2,016,777
News Corp., Class A, NVS	104,651	2,318,020
News Corp., Class B	31,746	714,920
Nexstar Media Group Inc., Class A	10,648	2,006,935
Omnicom Group Inc.	55,431	4,704,983
Paramount Global, Class B, NVS	156,467	5,916,017
Scholastic Corp.	6,997	281,839
Sinclair Broadcast Group Inc., Class A	11,995	336,100
Sirius XM Holdings Inc.(b)	240,407	1,591,494
Stagwell Inc.(a)	18,835	136,365
TechTarget Inc.(a)	5,968	485,079
TEGNA Inc.	61,538	1,378,451
ViacomCBS Inc., Class A(b)	2,813	113,673
WideOpenWest Inc.(a)(b)	14,953	260,780

		125,888,674

Metals & Mining — 0.7%
Alcoa Corp.	49,007	4,412,100
Allegheny Technologies Inc.(a)	33,107	888,592
Arconic Corp.(a)	26,401	676,394
Carpenter Technology Corp.	13,486	566,142
Century Aluminum Co.(a)	12,889	339,110
Cleveland-Cliffs Inc.(a)	118,818	3,827,128
Coeur Mining Inc.(a)	61,404	273,248
Commercial Metals Co.	31,963	1,330,300
Compass Minerals International Inc.	9,078	570,008
Constellium SE(a)	30,721	552,978
Ferroglobe PLC	15,827	—
Freeport-McMoRan Inc.	390,620	19,429,439
Gatos Silver Inc.(a)	13,086	56,532
Haynes International Inc.	3,911	166,609
Hecla Mining Co.	145,934	958,786
Kaiser Aluminum Corp.	4,385	412,892
Materion Corp.	5,045	432,558
MP Materials Corp.(a)	19,581	1,122,775
Newmont Corp.	213,810	16,987,204
NovaGold Resources Inc.(a)	62,512	483,218
Nucor Corp.	72,737	10,812,355
Olympic Steel Inc.	3,525	135,571
Reliance Steel & Aluminum Co.	16,559	3,036,093
Royal Gold Inc.	18,058	2,551,234
Ryerson Holding Corp.	5,039	176,466
Schnitzer Steel Industries Inc., Class A	6,294	326,910
Southern Copper Corp.	21,787	1,653,633
Steel Dynamics Inc.	50,647	4,225,479
SunCoke Energy Inc.	26,530	236,382
TimkenSteel Corp.(a)	10,129	221,623
United States Steel Corp.	69,184	2,611,004
Warrior Met Coal Inc.	15,277	566,929
Worthington Industries Inc.	9,496	488,189

		80,527,881

Mortgage Real Estate Investment — 0.1%
AFC Gamma Inc.	5,886	112,540
AGNC Investment Corp.	138,606	1,815,739
Annaly Capital Management Inc.	369,839	2,603,667
Apollo Commercial Real Estate Finance Inc.	41,479	577,802

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment (continued)
Arbor Realty Trust Inc.	34,331	$585,687
Ares Commercial Real Estate Corp.	11,191	173,684
ARMOUR Residential REIT Inc.	15,328	128,755
Blackstone Mortgage Trust Inc., Class A	41,450	1,317,696
BrightSpire Capital Inc.	23,714	219,355
Broadmark Realty Capital Inc.	34,848	301,435
Chimera Investment Corp.	60,627	729,949
Dynex Capital Inc.	7,460	120,852
Ellington Financial Inc.	13,861	246,033
Franklin BSP Realty Trust Inc.	7,677	107,324
Granite Point Mortgage Trust Inc.	16,006	177,987
Hannon Armstrong Sustainable Infrastructure Capital Inc.	19,507	925,217
Invesco Mortgage Capital Inc.	49,535	112,940
KKR Real Estate Finance Trust Inc.	6,674	137,551
Ladder Capital Corp.	28,255	335,387
MFA Financial Inc.	119,399	481,178
New Residential Investment Corp.	113,832	1,249,875
New York Mortgage Trust Inc.	93,615	341,695
Orchid Island Capital Inc.	33,135	107,689
PennyMac Mortgage Investment Trust	23,957	404,634
Ready Capital Corp.	13,505	203,385
Redwood Trust Inc.	31,919	336,107
Starwood Property Trust Inc.	75,678	1,829,137
TPG RE Finance Trust Inc.	15,027	177,469
Two Harbors Investment Corp.	73,825	408,252

		16,269,021

Multi-Utilities — 0.7%
Ameren Corp.	67,668	6,344,552
Avista Corp.	18,196	821,549
Black Hills Corp.	16,225	1,249,649
CenterPoint Energy Inc.	158,202	4,847,309
CMS Energy Corp.	77,616	5,428,463
Consolidated Edison Inc.	94,026	8,902,382
Dominion Energy Inc.	214,906	18,260,563
DTE Energy Co.	51,621	6,824,812
NiSource Inc.	103,865	3,302,907
NorthWestern Corp.	13,890	840,206
Public Service Enterprise Group Inc.	134,502	9,415,140
Sempra Energy	84,946	14,281,122
Unitil Corp.	3,453	172,236
WEC Energy Group Inc.	84,377	8,421,668

		89,112,558

Multiline Retail — 0.5%
Big Lots Inc.	9,031	312,472
Dillard’s Inc., Class A(b)	1,443	387,287
Dollar General Corp.	61,982	13,799,053
Dollar Tree Inc.(a)	59,123	9,468,548
Franchise Group Inc.	7,704	319,177
Kohl’s Corp.	36,895	2,230,672
Macy’s Inc.	79,439	1,935,134
Nordstrom Inc.	29,288	793,998
Ollie’s Bargain Outlet Holdings Inc.(a)	17,134	736,077
Target Corp.	127,393	27,035,342

		57,017,760

Oil, Gas & Consumable Fuels — 3.5%
Aemetis Inc.(a)	7,115	90,147
Alto Ingredients Inc.(a)	23,805	162,350
Antero Midstream Corp.	89,781	975,919

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Antero Resources Corp.(a)	74,783	$2,283,125
APA Corp.	96,080	3,970,986
Arch Resources Inc.	4,065	558,450
Berry Corp.	23,191	239,331
Brigham Minerals Inc., Class A	10,321	263,701
California Resources Corp.	22,203	993,140
Callon Petroleum Co.(a)	13,046	770,758
Centennial Resource Development Inc./DE, Class A(a)	47,668	384,681
Centrus Energy Corp., Class A(a)	2,553	86,036
Cheniere Energy Inc.	61,989	8,594,775
Chesapeake Energy Corp.	28,260	2,458,620
Chevron Corp.	515,607	83,956,288
Civitas Resources Inc.	11,460	684,277
Clean Energy Fuels Corp.(a)	35,151	279,099
CNX Resources Corp.(a)	53,360	1,105,619
Comstock Resources Inc.(a)(b)	22,614	295,113
ConocoPhillips	351,639	35,163,900
CONSOL Energy Inc.(a)	7,720	290,504
Continental Resources Inc./OK	17,239	1,057,268
Coterra Energy Inc.	213,507	5,758,284
Crescent Energy Inc.	9,352	162,164
CVR Energy Inc.	10,163	259,563
Delek U.S. Holdings Inc.(a)	15,826	335,828
Denbury Inc.(a)	13,997	1,099,744
Devon Energy Corp.	178,804	10,572,680
DHT Holdings Inc.	27,323	158,473
Diamondback Energy Inc.	47,964	6,574,905
Dorian LPG Ltd.	9,531	138,104
DTE Midstream LLC(a)	25,320	1,373,863
Earthstone Energy Inc., Class A(a)	8,990	113,544
Energy Fuels Inc./Canada(a)(b)	40,008	366,073
EOG Resources Inc.	155,494	18,539,550
EQT Corp.	80,568	2,772,345
Equitrans Midstream Corp.	112,739	951,517
Escrow PetroCorp.(a)(c)	1,248	—
Exxon Mobil Corp.	1,128,681	93,217,764
Frontline Ltd./Bermuda(a)	33,665	296,252
Gevo Inc.(a)(b)	53,673	251,190
Golar LNG Ltd.(a)	25,052	620,789
Green Plains Inc.(a)	9,493	294,378
Hess Corp.	74,192	7,941,512
HF Sinclair Corp.	41,593	1,657,481
International Seaways Inc.	7,779	140,333
Kinder Morgan Inc.	515,346	9,745,193
Kosmos Energy Ltd.(a)	125,294	900,864
Laredo Petroleum Inc.(a)	3,326	263,220
Magnolia Oil & Gas Corp., Class A	37,292	881,956
Marathon Oil Corp.	205,187	5,152,246
Marathon Petroleum Corp.	163,293	13,961,551
Matador Resources Co.	28,255	1,496,950
Murphy Oil Corp.	38,337	1,548,431
New Fortress Energy Inc.	7,444	317,189
Nordic American Tankers Ltd.	51,976	110,709
Northern Oil and Gas Inc.	17,701	498,991
Oasis Petroleum Inc.	5,374	786,216
Occidental Petroleum Corp.	224,331	12,728,541
ONEOK Inc.	118,125	8,343,169
Ovintiv Inc.	70,947	3,836,104
Par Pacific Holdings Inc.(a)	11,415	148,623

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
PBF Energy Inc., Class A(a)	23,695	$577,447
PDC Energy Inc.	25,856	1,879,214
Peabody Energy Corp.(a)(b)	21,526	528,033
Phillips 66	124,401	10,747,002
Pioneer Natural Resources Co.	57,669	14,418,980
Range Resources Corp.(a)	63,056	1,915,641
Ranger Oil Corp.(a)	4,054	139,985
Renewable Energy Group Inc.(a)	11,083	672,184
REX American Resources Corp.(a)	1,554	154,778
Riley Exploration Permian Inc.	3,557	89,210
Scorpio Tankers Inc.	16,120	344,646
SFL Corp. Ltd.	36,684	373,443
SM Energy Co.	30,081	1,171,655
Southwestern Energy Co.(a)	267,955	1,921,237
Talos Energy Inc.(a)	12,514	197,596
Targa Resources Corp.	60,982	4,602,311
Tellurian Inc.(a)	87,722	464,927
Texas Pacific Land Corp.	1,552	2,098,475
Uranium Energy Corp.(a)(b)	63,712	292,438
Ur-Energy Inc.(a)(b)	93,027	148,843
Valero Energy Corp.	108,617	11,028,970
W&T Offshore Inc.(a)	33,437	127,729
Whiting Petroleum Corp.	10,257	836,048
Williams Companies Inc. (The)	324,756	10,850,098
World Fuel Services Corp.	17,907	484,205

		425,045,471

Paper & Forest Products — 0.0%
Clearwater Paper Corp.(a)	4,558	127,761
Glatfelter Corp.	10,531	130,374
Louisiana-Pacific Corp.	22,914	1,423,418
Neenah Inc.	4,663	184,934
Schweitzer-Mauduit International Inc.	7,710	212,025
Sylvamo Corp.(a)	9,459	314,795

		2,393,307

Personal Products — 0.2%
Beauty Health Co. (The)(a)(b)	22,999	388,223
BellRing Brands Inc.(a)	31,057	716,796
Coty Inc., Class A(a)	90,265	811,482
Edgewell Personal Care Co.	15,261	559,621
elf Beauty Inc.(a)(b)	12,298	317,657
Estee Lauder Companies Inc. (The), Class A	60,780	16,551,610
Herbalife Nutrition Ltd.(a)	28,584	867,810
Honest Co. Inc. (The)(a)(b)	22,430	116,860
Inter Parfums Inc.	5,080	447,294
Medifast Inc.	3,216	549,229
Nu Skin Enterprises Inc., Class A	11,967	572,980
Olaplex Holdings Inc.(a)(b)	21,426	334,888
USANA Health Sciences Inc.(a)	3,648	289,834
Veru Inc.(a)	16,670	80,516

		22,604,800

Pharmaceuticals — 3.5%
Aclaris Therapeutics Inc.(a)(b)	11,418	196,846
Aerie Pharmaceuticals Inc.(a)	12,189	110,920
Amneal Pharmaceuticals Inc.(a)	26,888	112,123
Amphastar Pharmaceuticals Inc.(a)	10,541	378,422
Ampio Pharmaceuticals Inc.(a)	74,942	35,223
Amylyx Pharmaceuticals Inc.(a)(b)	5,021	64,520
ANI Pharmaceuticals Inc.(a)	3,212	90,289
Antares Pharma Inc.(a)	37,710	154,611

Security	Shares	Value

Pharmaceuticals (continued)
Arvinas Inc.(a)	11,739	$790,035
Atea Pharmaceuticals Inc.(a)	18,377	132,682
Athira Pharma Inc.(a)	14,232	192,132
Axsome Therapeutics Inc.(a)(b)	7,126	294,945
Bristol-Myers Squibb Co.	581,100	42,437,733
Cara Therapeutics Inc.(a)	9,256	112,460
Cassava Sciences Inc.(a)(b)	10,056	373,480
Catalent Inc.(a)(b)	45,165	5,008,798
CinCor Pharma Inc.(a)(b)	5,291	92,804
Citius Pharmaceuticals Inc.(a)(b)	53,172	95,178
Collegium Pharmaceutical Inc.(a)	9,516	193,746
Corcept Therapeutics Inc.(a)	23,201	522,487
Cymabay Therapeutics Inc.(a)	37,737	117,362
DICE Therapeutics Inc.(a)(b)	5,045	96,511
Durect Corp.(a)(b)	94,880	63,560
Edgewise Therapeutics Inc.(a)	11,896	115,391
Elanco Animal Health Inc.(a)	118,966	3,103,823
Eli Lilly & Co.	225,911	64,694,133
Endo International PLC(a)	62,446	144,250
Esperion Therapeutics Inc.(a)(b)	8,414	39,041
Evolus Inc.(a)	11,660	130,825
EyePoint Pharmaceuticals Inc.(a)	8,515	103,457
Fulcrum Therapeutics Inc.(a)	6,352	150,225
Harmony Biosciences Holdings Inc.(a)	7,449	362,394
Ikena Oncology Inc.(a)(b)	8,324	50,776
Innoviva Inc.(a)(b)	11,399	220,571
Intra-Cellular Therapies Inc.(a)	21,415	1,310,384
Jazz Pharmaceuticals PLC(a)	15,964	2,485,116
Johnson & Johnson	702,229	124,456,046
KemPharm Inc.(a)(b)	11,635	58,524
Marinus Pharmaceuticals Inc.(a)	11,712	109,507
Merck & Co. Inc.	675,201	55,400,242
Mind Medicine MindMed Inc.(a)(b)	97,802	108,560
Nektar Therapeutics(a)(b)	45,551	245,520
NGM Biopharmaceuticals Inc.(a)	6,644	101,321
Nuvation Bio Inc.(a)(b)	41,905	220,420
Ocular Therapeutix Inc.(a)	22,794	112,830
Omeros Corp.(a)(b)	13,754	82,662
Oramed Pharmaceuticals Inc.(a)	7,045	60,939
Organon & Co.	68,842	2,404,651
Pacira BioSciences Inc.(a)	11,916	909,429
Perrigo Co. PLC	37,269	1,432,248
Pfizer Inc.	1,487,862	77,026,616
Phathom Pharmaceuticals Inc.(a)(b)	5,970	81,252
Phibro Animal Health Corp., Class A	5,212	103,979
Pliant Therapeutics Inc.(a)	6,496	45,537
Prestige Consumer Healthcare Inc.(a)	13,749	727,872
Provention Bio Inc.(a)(b)	19,043	139,395
Reata Pharmaceuticals Inc., Class A(a)(b)	7,401	242,457
Relmada Therapeutics Inc.(a)	5,371	144,963
Revance Therapeutics Inc.(a)(b)	17,103	333,508
Royalty Pharma PLC, Class A	87,234	3,398,637
SIGA Technologies Inc.(a)(b)	21,451	152,088
Supernus Pharmaceuticals Inc.(a)	13,214	427,076
TherapeuticsMD Inc.(a)	136,519	51,877
Theravance Biopharma Inc.(a)	15,526	148,429
Viatris Inc.	322,576	3,509,627
Zoetis Inc.	126,701	23,894,542

		420,708,007

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services — 0.6%
ASGN Inc.(a)	13,423	$1,566,598
Barrett Business Services Inc.	1,757	136,115
Booz Allen Hamilton Holding Corp.	35,468	3,115,509
CACI International Inc., Class A(a)	6,117	1,842,807
CBIZ Inc.(a)	13,682	574,234
Clarivate PLC(a)(b)	124,148	2,080,721
CoStar Group Inc.(a)	104,379	6,952,685
CRA International Inc.	2,654	223,626
Dun & Bradstreet Holdings Inc.(a)	44,496	779,570
Equifax Inc.	32,117	7,614,941
Exponent Inc.	13,514	1,460,188
First Advantage Corp.(a)	15,185	306,585
Forrester Research Inc.(a)	3,663	206,666
Franklin Covey Co.(a)	4,413	199,556
FTI Consulting Inc.(a)(b)	8,634	1,357,438
Heidrick & Struggles International Inc.	4,495	177,912
HireRight Holdings Corp.(a)(b)	8,512	145,555
Huron Consulting Group Inc.(a)	5,832	267,164
ICF International Inc.	4,895	460,815
Insperity Inc.	9,486	952,584
Jacobs Engineering Group Inc.	34,719	4,784,625
KBR Inc.	36,732	2,010,342
Kelly Services Inc., Class A, NVS	10,171	220,609
Kforce Inc.	5,101	377,321
Korn Ferry	14,274	926,954
Legalzoomcom Inc.(a)(b)	25,359	358,576
Leidos Holdings Inc.	38,058	4,111,025
ManpowerGroup Inc.	14,840	1,393,773
ManTech International Corp./VA, Class A	7,146	615,914
Nielsen Holdings PLC	96,838	2,637,867
Resources Connection Inc.	10,799	185,095
Robert Half International Inc.	28,571	3,262,237
Science Applications International Corp.	14,717	1,356,466
Sterling Check Corp.(a)(b)	5,962	157,576
TransUnion	50,698	5,239,131
TriNet Group Inc.(a)(b)	10,434	1,026,288
TrueBlue Inc.(a)	10,075	291,067
Upwork Inc.(a)	30,680	713,003
Verisk Analytics Inc.	42,173	9,051,591
Willdan Group Inc.(a)	3,302	101,338

		69,242,067

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(a)	88,096	8,062,546
Cushman & Wakefield PLC(a)(b)	38,084	781,103
Douglas Elliman Inc., NVS	20,752	151,490
eXp World Holdings Inc.	16,363	346,405
Forestar Group Inc.(a)	6,173	109,632
FRP Holdings Inc.(a)(b)	2,542	146,928
Howard Hughes Corp. (The)(a)(b)	11,005	1,140,228
Jones Lang LaSalle Inc.(a)	13,408	3,210,680
Kennedy-Wilson Holdings Inc.	31,963	779,577
Marcus & Millichap Inc.	5,643	297,273
Newmark Group Inc., Class A	42,003	668,688
Opendoor Technologies Inc.(a)(b)	119,336	1,032,256
Rafael Holdings Inc., Class B(a)	3,430	8,609
RE/MAX Holdings Inc., Class A	4,531	125,645
Realogy Holdings Corp.(a)	31,787	498,420
Redfin Corp.(a)(b)	27,271	491,969
RMR Group Inc. (The), Class A	4,174	129,811
St Joe Co. (The)(b)	8,485	502,651

Security	Shares	Value

Real Estate Management & Development (continued)
Tejon Ranch Co.(a)	8,510	$155,393
Zillow Group Inc., Class A(a)	16,012	772,259
Zillow Group Inc., Class C, NVS(a)	44,955	2,215,832

		21,627,395

Road & Rail — 1.1%
AMERCO	2,335	1,393,855
ArcBest Corp.	6,223	500,951
Avis Budget Group Inc.(a)(b)	10,896	2,868,917
Covenant Logistics Group Inc., Class A	3,793	81,663
CSX Corp.	590,611	22,118,382
Daseke Inc.(a)	12,197	122,824
Heartland Express Inc.	12,000	168,840
JB Hunt Transport Services Inc.	22,166	4,450,711
Knight-Swift Transportation Holdings Inc.	42,403	2,139,655
Landstar System Inc.	10,163	1,532,885
Lyft Inc., Class A(a)	77,928	2,992,435
Marten Transport Ltd.	14,206	252,299
Norfolk Southern Corp.	63,928	18,233,544
Old Dominion Freight Line Inc.	27,035	8,074,814
PAM Transportation Services Inc.(a)	3,026	105,154
Ryder System Inc.	13,299	1,055,010
Saia Inc.(a)	7,149	1,743,069
Schneider National Inc., Class B	14,922	380,511
TuSimple Holdings Inc., Class A(a)(b)	35,183	429,233
Uber Technologies Inc.(a)	428,478	15,288,095
Union Pacific Corp.	171,335	46,810,435
Werner Enterprises Inc.	16,504	676,664
XPO Logistics Inc.(a)	25,644	1,866,883
Yellow Corp.(a)	13,275	93,058

		133,379,887

Semiconductors & Semiconductor Equipment — 5.5%
Advanced Micro Devices Inc.(a)	435,414	47,608,167
Allegro MicroSystems Inc.(a)	12,630	358,692
Alpha & Omega Semiconductor Ltd.(a)	6,431	351,454
Ambarella Inc.(a)	9,333	979,218
Amkor Technology Inc.	29,252	635,353
Analog Devices Inc.	140,133	23,147,169
Applied Materials Inc.	235,987	31,103,087
Atomera Inc.(a)(b)	5,856	76,479
Axcelis Technologies Inc.(a)	8,212	620,252
AXT Inc.(a)(b)	13,540	95,051
Broadcom Inc.	107,585	67,744,123
CEVA Inc.(a)	5,705	231,908
Cirrus Logic Inc.(a)	15,458	1,310,684
CMC Materials Inc.	7,415	1,374,741
Cohu Inc.(a)	11,186	331,106
Diodes Inc.(a)	11,081	963,936
Enphase Energy Inc.(a)(b)	34,965	7,055,238
Entegris Inc.	35,628	4,676,531
First Solar Inc.(a)	27,816	2,329,312
FormFactor Inc.(a)	20,571	864,599
GLOBALFOUNDRIES Inc.(a)(b)	13,904	867,888
Ichor Holdings Ltd.(a)	7,381	262,911
Impinj Inc.(a)(b)	4,749	301,751
Intel Corp.	1,077,269	53,389,452
KLA Corp.	40,299	14,751,852
Kopin Corp.(a)(b)	21,776	55,093
Kulicke & Soffa Industries Inc.	15,199	851,448
Lam Research Corp.	37,570	20,198,008

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Lattice Semiconductor Corp.(a)	35,677	$2,174,513
MACOM Technology Solutions Holdings Inc., Class H(a)	13,237	792,499
Marvell Technology Inc.	225,136	16,144,503
MaxLinear Inc.(a)	18,904	1,103,048
Meta Materials Inc.(a)(b)	57,922	96,730
Microchip Technology Inc.	144,649	10,868,926
Micron Technology Inc.	298,385	23,241,208
MKS Instruments Inc.	14,581	2,187,150
Monolithic Power Systems Inc.	12,199	5,924,810
NeoPhotonics Corp.(a)	15,729	239,238
NVE Corp.	1,559	84,919
NVIDIA Corp.	637,630	173,983,722
NXP Semiconductors NV	70,389	13,027,596
ON Semiconductor Corp.(a)	112,085	7,017,642
Onto Innovation Inc.(a)	12,355	1,073,526
PDF Solutions Inc.(a)	10,195	284,135
Photronics Inc.(a)	16,371	277,816
Power Integrations Inc.	15,759	1,460,544
Qorvo Inc.(a)	29,318	3,638,364
QUALCOMM Inc.	300,647	45,944,874
Rambus Inc.(a)	27,571	879,239
Semtech Corp.(a)	16,674	1,156,175
Silicon Laboratories Inc.(a)	10,520	1,580,104
SiTime Corp.(a)	4,337	1,074,795
Skyworks Solutions Inc.	44,421	5,920,431
SMART Global Holdings Inc.(a)	14,225	367,432
SunPower Corp.(a)(b)	19,912	427,710
Synaptics Inc.(a)	10,337	2,062,231
Teradyne Inc.	44,009	5,203,184
Texas Instruments Inc.	246,160	45,165,437
Ultra Clean Holdings Inc.(a)	11,593	491,427
Universal Display Corp.	11,899	1,986,538
Veeco Instruments Inc.(a)(b)	11,324	307,900
Wolfspeed Inc.(a)(b)	31,229	3,555,734

		662,279,603

Software — 9.4%
8x8 Inc.(a)	28,331	356,687
A10 Networks Inc.	15,036	209,752
ACI Worldwide Inc.(a)	31,963	1,006,515
Adobe Inc.(a)	125,572	57,213,115
Agilysys Inc.(a)(b)	6,754	269,350
Alarm.com Holdings Inc.(a)	12,304	817,724
Alkami Technology Inc.(a)	7,498	107,296
Altair Engineering Inc., Class A(a)(b)	12,103	779,433
Alteryx Inc., Class A(a)(b)	15,639	1,118,658
American Software Inc./GA, Class A	6,277	130,813
Anaplan Inc.(a)(b)	37,416	2,433,911
ANSYS Inc.(a)	23,046	7,320,562
Appfolio Inc., Class A(a)(b)	4,830	546,804
Appian Corp.(a)(b)	10,389	631,859
Asana Inc., Class A(a)(b)	19,850	793,405
Aspen Technology Inc.(a)	17,802	2,943,917
Atlassian Corp. PLC, Class A(a)	37,021	10,877,880
Autodesk Inc.(a)	58,924	12,630,359
Avalara Inc.(a)(b)	22,613	2,250,220
Avaya Holdings Corp.(a)(b)	21,851	276,852
AvidXchange Holdings Inc.(a)(b)	7,599	61,172
Benefitfocus Inc.(a)	10,265	129,544
Bentley Systems Inc., Class B(b)	35,861	1,584,339

Security	Shares	Value

Software (continued)
Bill.com Holdings Inc.(a)	24,956	$5,659,771
Black Knight Inc.(a)	41,322	2,396,263
Blackbaud Inc.(a)	12,950	775,317
Blackline Inc.(a)	13,570	993,595
Bottomline Technologies DE Inc.(a)	11,245	637,367
Box Inc., Class A(a)	38,626	1,122,472
BTRS Holdings Inc.(a)	18,306	136,929
C3.ai Inc., Class A(a)(b)	15,746	357,434
Cadence Design Systems Inc.(a)	73,546	12,095,375
CDK Global Inc.	31,207	1,519,157
Cerence Inc.(a)	10,010	361,361
Ceridian HCM Holding Inc.(a)	34,296	2,344,475
ChannelAdvisor Corp.(a)	5,064	83,910
Citrix Systems Inc.	32,555	3,284,799
Cleanspark Inc.(a)(b)	10,167	125,766
CommVault Systems Inc.(a)	12,838	851,801
Consensus Cloud Solutions Inc.(a)	3,832	230,418
CoreCard Corp.(a)	3,133	85,844
Couchbase Inc.(a)	3,018	52,574
Coupa Software Inc.(a)	19,737	2,005,871
Crowdstrike Holdings Inc., Class A(a)	53,219	12,084,971
CS Disco Inc.(a)	3,410	115,838
Datadog Inc., Class A(a)(b)	67,534	10,229,375
Datto Holding Corp.(a)(b)	6,481	173,172
Digimarc Corp.(a)(b)	4,200	110,754
Digital Turbine Inc.(a)	22,799	998,824
DocuSign Inc.(a)	51,381	5,503,933
Dolby Laboratories Inc., Class A	17,509	1,369,554
Domo Inc., Class B(a)	6,955	351,714
DoubleVerify Holdings Inc.(a)	13,726	345,483
Dropbox Inc., Class A(a)	80,735	1,877,089
Duck Creek Technologies Inc.(a)	19,717	436,140
Dynatrace Inc.(a)	52,236	2,460,316
E2open Parent Holdings Inc.(a)(b)	54,299	478,374
Ebix Inc.	6,886	228,271
eGain Corp.(a)	9,308	107,787
Elastic NV(a)	19,625	1,745,644
Enfusion Inc., Class A(a)	6,279	79,869
EngageSmart Inc.(a)(b)	5,567	118,633
Envestnet Inc.(a)	14,799	1,101,638
Everbridge Inc.(a)	9,714	423,919
EverCommerce Inc.(a)(b)	9,164	120,965
Fair Isaac Corp.(a)	6,781	3,163,065
Five9 Inc.(a)	17,904	1,976,602
Fortinet Inc.(a)	35,834	12,245,911
Guidewire Software Inc.(a)	21,997	2,081,356
HubSpot Inc.(a)	12,004	5,701,180
Informatica Inc.(a)(b)	8,871	175,114
Instructure Holdings Inc.(a)	5,254	105,395
Intapp Inc.(a)(b)	4,672	112,175
InterDigital Inc.	8,970	572,286
Intuit Inc.	70,747	34,017,987
Jamf Holding Corp.(a)(b)	14,235	495,520
JFrog Ltd.(a)	14,109	380,238
LivePerson Inc.(a)(b)	16,664	406,935
Mandiant Inc.(a)	61,532	1,372,779
Manhattan Associates Inc.(a)	16,640	2,308,134
Marathon Digital Holdings Inc.(a)(b)	25,098	701,489
MeridianLink Inc.(a)(b)	6,098	110,374
Microsoft Corp.	2,008,632	619,281,332

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
MicroStrategy Inc., Class A(a)(b)	2,566	$1,247,897
Mimecast Ltd.(a)	16,743	1,332,073
Mitek Systems Inc.(a)(b)	8,127	119,223
Model N Inc.(a)	9,715	261,334
Momentive Global Inc.(a)	32,319	525,507
N-able Inc.(a)	8,977	81,691
nCino Inc.(a)(b)	14,896	610,438
NCR Corp.(a)(b)	33,817	1,359,105
New Relic Inc.(a)(b)	13,875	927,960
NortonLifeLock Inc.	144,995	3,845,267
Nutanix Inc., Class A(a)	55,899	1,499,211
ON24 Inc.(a)	4,110	54,047
OneSpan Inc.(a)	7,062	101,975
Oracle Corp.	429,384	35,522,938
PagerDuty Inc.(a)(b)	21,391	731,358
Palantir Technologies Inc., Class A(a)(b)	440,691	6,050,687
Palo Alto Networks Inc.(a)(b)	25,816	16,070,718
Paycom Software Inc.(a)	13,050	4,520,259
Paycor HCM Inc.(a)(b)	12,703	369,784
Paylocity Holding Corp.(a)	10,502	2,160,997
Pegasystems Inc.	11,063	892,231
Ping Identity Holding Corp.(a)	15,721	431,227
Procore Technologies Inc.(a)(b)	15,788	915,072
Progress Software Corp.	11,836	557,357
PROS Holdings Inc.(a)	11,881	395,756
PTC Inc.(a)	28,276	3,045,891
Q2 Holdings Inc.(a)(b)	14,910	919,201
Qualys Inc.(a)	8,892	1,266,310
Rapid7 Inc.(a)	15,301	1,702,083
Rekor Systems Inc.(a)(b)	13,325	60,762
Rimini Street Inc.(a)	14,869	86,240
RingCentral Inc., Class A(a)	21,460	2,515,327
Riot Blockchain Inc.(a)(b)	22,164	469,212
SailPoint Technologies Holdings Inc.(a)(b)	23,135	1,184,049
salesforce.com Inc.(a)	249,242	52,919,061
Sapiens International Corp. NV	6,934	176,054
ServiceNow Inc.(a)	53,339	29,703,956
ShotSpotter Inc.(a)	2,603	72,155
Smartsheet Inc., Class A(a)	32,203	1,764,080
Splunk Inc.(a)	42,370	6,296,606
Sprout Social Inc., Class A(a)	11,718	938,846
SPS Commerce Inc.(a)	9,202	1,207,302
SS&C Technologies Holdings Inc.	59,342	4,451,837
Sumo Logic Inc.(a)	22,878	266,986
Synopsys Inc.(a)	40,539	13,510,433
Telos Corp.(a)	10,530	104,984
Tenable Holdings Inc.(a)	24,106	1,393,086
Teradata Corp.(a)(b)	29,211	1,439,810
Trade Desk Inc. (The), Class A(a)	115,288	7,983,694
Tyler Technologies Inc.(a)	10,752	4,783,457
Unity Software Inc.(a)(b)	39,677	3,936,355
Upland Software Inc.(a)	6,007	105,783
Varonis Systems Inc.(a)(b)	27,681	1,315,955
Verint Systems Inc.(a)(b)	17,914	926,154
Veritone Inc.(a)(b)	6,194	113,226
Viant Technology Inc., Class A(a)	5,281	34,591
VMware Inc., Class A	59,148	6,735,183
Vonage Holdings Corp.(a)	69,242	1,404,920
Workday Inc., Class A(a)	51,212	12,263,226
Workiva Inc.(a)(b)	11,129	1,313,222

Security	Shares	Value

Software (continued)
Xperi Holding Corp.	28,253	$489,342
Yext Inc.(a)	25,730	177,280
Zendesk Inc.(a)(b)	32,529	3,912,913
Zoom Video Communications Inc., Class A(a)	57,785	6,774,136
Zscaler Inc.(a)	20,993	5,065,191
Zuora Inc., Class A(a)	29,685	444,681

		1,129,138,493

Specialty Retail — 2.0%
Aaron’s Co. Inc. (The)	9,386	188,471
Abercrombie & Fitch Co., Class A(a)	14,328	458,353
Academy Sports & Outdoors Inc.	20,493	807,424
Advance Auto Parts Inc.	16,589	3,433,259
American Eagle Outfitters Inc.	39,173	658,106
America’s Car-Mart Inc./TX(a)	1,970	158,703
Arko Corp.	18,821	171,271
Asbury Automotive Group Inc.(a)	5,964	955,433
AutoNation Inc.(a)(b)	10,975	1,092,890
AutoZone Inc.(a)	5,503	11,251,324
Barnes & Noble Education Inc.(a)	10,498	37,583
Bath & Body Works Inc.	64,767	3,095,863
Bed Bath & Beyond Inc.(a)	28,742	647,557
Best Buy Co. Inc.	63,956	5,813,600
Big 5 Sporting Goods Corp.(b)	5,689	97,566
Boot Barn Holdings Inc.(a)	7,009	664,383
Buckle Inc. (The)	6,850	226,324
Burlington Stores Inc.(a)	17,664	3,217,851
Caleres Inc.	10,774	208,261
Camping World Holdings Inc., Class A	10,999	307,422
CarMax Inc.(a)(b)	43,021	4,150,666
Carvana Co.(a)(b)	20,423	2,436,260
Cato Corp. (The), Class A	7,385	108,264
Chico’s FAS Inc.(a)	32,351	155,285
Children’s Place Inc. (The)(a)(b)	3,273	161,359
Citi Trends Inc.(a)(b)	2,357	72,183
Conn’s Inc.(a)(b)	6,007	92,568
Container Store Group Inc. (The)(a)(b)	11,315	92,444
Designer Brands Inc. , Class A(a)	17,891	241,707
Dick’s Sporting Goods Inc.	16,633	1,663,633
Five Below Inc.(a)	14,745	2,335,166
Floor & Decor Holdings Inc., Class A(a)	26,959	2,183,679
Foot Locker Inc.	24,381	723,140
GameStop Corp., Class A(a)(b)	17,047	2,839,689
Gap Inc. (The)	53,683	755,857
Genesco Inc.(a)(b)	3,211	204,252
Group 1 Automotive Inc.	4,400	738,452
GrowGeneration Corp.(a)(b)	14,405	132,670
Guess? Inc.	9,630	210,415
Haverty Furniture Companies Inc.	4,602	126,187
Hibbett Inc.	4,231	187,603
Home Depot Inc. (The)	278,348	83,317,907
Leslie’s Inc.(a)(b)	42,174	816,489
Lithia Motors Inc.	7,860	2,358,943
LL Flooring Holdings Inc.(a)	6,804	95,392
Lowe’s Companies Inc.	179,661	36,325,658
MarineMax Inc.(a)	5,346	215,230
Monro Inc.	8,485	376,225
Murphy USA Inc.	6,059	1,211,558
National Vision Holdings Inc.(a)(b)	20,839	907,955
O’Reilly Automotive Inc.(a)	17,692	12,118,312
ODP Corp. (The)(a)	11,908	545,744

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
OneWater Marine Inc., Class A	3,406	$117,337
Party City Holdco Inc.(a)	29,033	103,938
Penske Automotive Group Inc.	8,935	837,388
Petco Health & Wellness Co. Inc.(a)(b)	14,684	287,366
Rent-A-Center Inc./TX	17,184	432,865
RH(a)	4,551	1,484,036
Ross Stores Inc.	93,080	8,420,017
Sally Beauty Holdings Inc.(a)(b)	27,970	437,171
Shift Technologies Inc.(a)(b)	16,859	37,090
Shoe Carnival Inc.	3,628	105,792
Signet Jewelers Ltd.	13,351	970,618
Sleep Number Corp.(a)	5,830	295,639
Sonic Automotive Inc., Class A	7,333	311,726
Sportsman’s Warehouse Holdings Inc.(a)	13,444	143,716
Tilly’s Inc., Class A	8,425	78,858
TJX Companies Inc. (The)	318,727	19,308,482
Tractor Supply Co.	30,018	7,005,301
TravelCenters of America Inc.(a)	4,088	175,620
Ulta Salon Cosmetics & Fragrance Inc.(a)	13,922	5,544,019
Urban Outfitters Inc.(a)(b)	18,985	476,713
Victoria’s Secret & Co.(a)	20,550	1,055,448
Vroom Inc.(a)(b)	30,910	82,221
Williams-Sonoma Inc.	19,794	2,870,130
Winmark Corp.	782	172,040
Zumiez Inc.(a)	5,450	208,244

		242,354,311

Technology Hardware, Storage & Peripherals — 6.3%
3D Systems Corp.(a)	31,307	522,201
Apple Inc.	4,113,984	718,342,746
Avid Technology Inc.(a)	7,672	267,523
Corsair Gaming Inc.(a)(b)	6,177	130,705
Dell Technologies Inc., Class C(a)	71,506	3,588,886
Diebold Nixdorf Inc.(a)(b)	20,472	137,777
Eastman Kodak Co.(a)(b)	12,980	85,019
Hewlett Packard Enterprise Co.	348,586	5,824,872
HP Inc.	289,338	10,502,970
NetApp Inc.	59,148	4,909,284
Pure Storage Inc., Class A(a)	71,649	2,529,926
Quantum Corp.(a)	18,833	42,751
Super Micro Computer Inc.(a)	10,441	397,489
Turtle Beach Corp.(a)	4,808	102,362
Western Digital Corp.(a)	83,419	4,141,753
Xerox Holdings Corp.	33,861	682,976

		752,209,240

Textiles, Apparel & Luxury Goods — 0.7%
Capri Holdings Ltd.(a)	39,981	2,054,624
Carter’s Inc.	11,311	1,040,499
Columbia Sportswear Co.	10,096	913,991
Crocs Inc.(a)	15,362	1,173,657
Deckers Outdoor Corp.(a)	7,202	1,971,692
Fossil Group Inc.(a)	10,771	103,832
G-III Apparel Group Ltd.(a)	11,336	306,639
Hanesbrands Inc.	95,948	1,428,666
Kontoor Brands Inc.	14,265	589,858
Lululemon Athletica Inc.(a)	30,549	11,157,411
Movado Group Inc.	4,390	171,429
Nike Inc., Class B	330,540	44,477,462
Oxford Industries Inc.	4,636	419,558
PLBY Group Inc.(a)	8,276	108,333

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
PVH Corp.	19,171	$1,468,690
Ralph Lauren Corp.	12,469	1,414,483
Rocky Brands Inc.	2,576	107,136
Skechers U.S.A. Inc., Class A(a)	35,282	1,438,094
Steven Madden Ltd.	22,368	864,300
Tapestry Inc.	70,536	2,620,412
Under Armour Inc., Class A(a)	50,673	862,454
Under Armour Inc., Class C, NVS(a)	51,569	802,414
VF Corp.	85,286	4,849,362
Wolverine World Wide Inc.	22,777	513,849

		80,858,845

Thrifts & Mortgage Finance — 0.1%
Axos Financial Inc.(a)	15,124	701,602
Blue Foundry Bancorp(a)	8,545	115,785
Bridgewater Bancshares Inc.(a)	8,235	137,360
Capitol Federal Financial Inc.	39,520	429,978
Columbia Financial Inc.(a)	13,263	285,287
Essent Group Ltd.	29,493	1,215,407
Federal Agricultural Mortgage Corp., Class C, NVS	2,545	276,082
Finance of America Companies Inc., Class A(a)	20,038	60,916
Flagstar Bancorp. Inc.	14,392	610,221
Hingham Institution For Savings (The)	460	157,872
Home Bancorp. Inc.	2,922	119,188
Kearny Financial Corp./MD	15,784	203,298
Merchants Bancorp./IN	5,245	143,608
MGIC Investment Corp.	89,687	1,215,259
Mr Cooper Group Inc.(a)	16,311	744,923
New York Community Bancorp. Inc.	115,889	1,242,330
NMI Holdings Inc., Class A(a)	22,343	460,713
Northfield Bancorp. Inc.	13,664	196,215
PennyMac Financial Services Inc.	9,156	487,099
Provident Financial Services Inc.	21,816	510,494
Radian Group Inc.	50,443	1,120,339
Rocket Companies Inc., Class A(b)	31,277	347,800
Southern Missouri Bancorp. Inc.	2,580	128,871
TFS Financial Corp.	15,327	254,428
TrustCo Bank Corp. NY	5,288	168,846
UWM Holdings Corp.	14,038	63,592
Walker & Dunlop Inc.	7,934	1,026,818
Washington Federal Inc.	16,896	554,527
Waterstone Financial Inc.	8,342	161,334
WSFS Financial Corp.	17,133	798,740

		13,938,932

Tobacco — 0.6%
22nd Century Group Inc.(a)(b)	41,721	96,793
Altria Group Inc.	485,211	25,352,275
Philip Morris International Inc.	415,003	38,985,382
Turning Point Brands Inc.	3,903	132,741
Universal Corp./VA	6,706	389,417
Vector Group Ltd.	41,527	499,985

		65,456,593

Trading Companies & Distributors — 0.4%
Air Lease Corp.	28,605	1,277,213
Alta Equipment Group Inc.(a)	9,022	111,512
Applied Industrial Technologies Inc.	9,952	1,021,672
Beacon Roofing Supply Inc.(a)(b)	14,394	853,276
BlueLinx Holdings Inc.(a)(b)	2,307	165,827
Boise Cascade Co.	9,715	674,901
Core & Main Inc., Class A(a)(b)	14,945	361,520

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
Custom Truck One Source Inc.(a)	14,032	$117,729
DXP Enterprises Inc./TX(a)	5,460	147,912
Fastenal Co.	153,590	9,123,246
GATX Corp.	9,103	1,122,673
Global Industrial Co.	3,385	109,099
GMS Inc.(a)	11,255	560,161
H&E Equipment Services Inc.	8,210	357,299
Herc Holdings Inc.	6,370	1,064,363
McGrath RentCorp	6,203	527,131
MRC Global Inc.(a)	23,534	280,290
MSC Industrial Direct Co. Inc., Class A	12,452	1,061,035
NOW Inc.(a)	27,897	307,704
Rush Enterprises Inc., Class A	12,418	632,200
Rush Enterprises Inc., Class B	2,084	100,761
SiteOne Landscape Supply Inc.(a)	11,595	1,874,796
Textainer Group Holdings Ltd.	11,989	456,421
Titan Machinery Inc.(a)	5,765	162,919
Transcat Inc.(a)	1,417	114,975
Triton International Ltd.	16,991	1,192,428
United Rentals Inc.(a)	19,152	6,802,982
Univar Solutions Inc.(a)	46,398	1,491,232
Veritiv Corp.(a)	3,549	474,111
Watsco Inc.	8,593	2,617,772
WESCO International Inc.(a)	11,743	1,528,234
WW Grainger Inc.	12,387	6,389,091

		43,082,485

Water Utilities — 0.1%
American States Water Co.	10,285	915,571
American Water Works Co. Inc.	48,009	7,946,930
Artesian Resources Corp., Class A, NVS	2,967	144,048
California Water Service Group	13,423	795,715
Essential Utilities Inc.	61,313	3,134,934
Middlesex Water Co.	5,085	534,789
Pure Cycle Corp.(a)	8,675	104,273
SJW Group	7,734	538,132
York Water Co. (The)	3,327	149,615

		14,264,007

Wireless Telecommunication Services — 0.2%
Gogo Inc.(a)(b)	13,758	262,228
Shenandoah Telecommunications Co.(b)	13,423	316,514
T-Mobile U.S. Inc.(a)	156,916	20,140,169
Telephone and Data Systems Inc.	27,813	525,109
U.S. Cellular Corp.(a)	3,557	107,528

		21,351,548

Total Common Stocks — 99.8% (Cost: $7,923,612,334)		11,990,450,005

Security	Shares	Value

Rights

Technology Hardware, Storage & Peripherals — 0.0%
Right Quantum Corp., NVS (Expires 04/18/22)	19,106	$162

Total Rights — 0.0% (Cost: $0)		162

Warrants

Oil, Gas & Consumable Fuels — 0.0%
Whiting Petroleum Corp., (Expires 09/01/24)(a)	409	8,384
Whiting Petroleum Corp., (Expires 09/01/25)(a)	204	3,042

		11,426

Total Warrants — 0.0% (Cost: $68,578)		11,426

Short-Term Investments

Money Market Funds — 2.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(d)(e)(f)	231,171,253	231,125,019
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(d)(e)	19,635,000	19,635,000

		250,760,019

Total Short-Term Investments — 2.1% (Cost: $250,725,561)		250,760,019

Total Investments in Securities — 101.9% (Cost: $8,174,406,473)		12,241,221,612

Other Assets, Less Liabilities — (1.9)%		(223,739,054)

Net Assets — 100.0%		$12,017,482,558

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$126,273,904	$105,017,220	(a)	$—	$(60,205)	$(105,900)	$231,125,019	231,171,253	$748,840	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	14,515,000	5,120,000	(a)	—	—	—	19,635,000	19,635,000	4,489		—
BlackRock Inc.	30,134,273	4,119,687		(5,748,092)	2,704,027	(2,141,632)	29,068,263	38,039	665,399		—

					$2,643,822	$(2,247,532)	$279,828,282		$1,418,728		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	35	06/17/22	$3,616	$72,342
S&P 500 E-Mini Index	98	06/17/22	22,201	1,027,460

				$1,099,802

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,099,802

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,940,308

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,070,191

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — long	$22,733,692

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) March 31, 2022	iShares® Russell 3000 ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments

Assets

Common Stocks	$11,990,344,289	$92,898	$12,818	$11,990,450,005

Rights	—	162	—	162

Warrants	11,426	—	—	11,426

Money Market Funds	250,760,019	—	—	250,760,019

	$12,241,115,734	$93,060	$12,818	$12,241,221,612

Derivative financial instruments(a)

Assets

Futures Contracts	$1,099,802	$—	$—	$1,099,802

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Russell Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.2%
Axon Enterprise Inc.(a)	182,188	$25,092,753
BWX Technologies Inc.	259,586	13,981,302
Curtiss-Wright Corp.	110,898	16,652,444
HEICO Corp.(b)	126,854	19,477,163
HEICO Corp., Class A	219,726	27,867,849
Hexcel Corp.	228,429	13,584,673
Howmet Aerospace Inc.	1,065,484	38,293,495
Huntington Ingalls Industries Inc.	111,012	22,140,233
Mercury Systems Inc.(a)(b)	153,976	9,923,753
Spirit AeroSystems Holdings Inc., Class A	297,915	14,565,064
Textron Inc.	616,638	45,865,535
TransDigm Group Inc.(a)	146,852	95,679,952
Virgin Galactic Holdings Inc.(a)(b)	494,649	4,887,132
Woodward Inc.	172,680	21,569,459

		369,580,807

Air Freight & Logistics — 0.4%
CH Robinson Worldwide Inc.	362,225	39,015,255
Expeditors International of Washington Inc.	470,571	48,544,104
GXO Logistics Inc.(a)	272,699	19,454,347

		107,013,706

Airlines — 0.9%
Alaska Air Group Inc.(a)	344,097	19,961,067
American Airlines Group Inc.(a)(b)	1,781,302	32,508,762
Copa Holdings SA, Class A, NVS(a)	85,684	7,166,610
Delta Air Lines Inc.(a)	1,792,101	70,913,437
JetBlue Airways Corp.(a)	863,416	12,908,069
Southwest Airlines Co.(a)	1,655,139	75,805,366
United Airlines Holdings Inc.(a)(b)	897,679	41,616,398

		260,879,709

Auto Components — 0.6%
Aptiv PLC(a)	754,786	90,355,432
BorgWarner Inc.	668,074	25,988,079
Gentex Corp.	660,637	19,270,781
Lear Corp.	168,022	23,958,257
QuantumScape Corp.(a)(b)	674,493	13,483,115

		173,055,664

Automobiles — 0.1%
Harley-Davidson Inc.	432,901	17,056,299
Thor Industries Inc.	145,244	11,430,703

		28,487,002

Banks — 3.4%
Bank of Hawaii Corp.	108,407	9,097,515
Bank OZK	335,842	14,340,453
BOK Financial Corp.	83,613	7,855,441
Citizens Financial Group Inc.	1,186,763	53,795,967
Comerica Inc.	368,037	33,281,586
Commerce Bancshares Inc.	309,137	22,131,118
Cullen/Frost Bankers Inc.	160,228	22,177,158
East West Bancorp. Inc.	392,972	31,052,648
Fifth Third Bancorp.	1,907,161	82,084,210
First Citizens BancShares Inc./NC, Class A(b)	34,278	22,815,437
First Hawaiian Inc.	355,862	9,924,991
First Horizon Corp.	1,478,015	34,718,572
First Republic Bank/CA	499,323	80,940,258
FNB Corp.	944,622	11,760,544
Huntington Bancshares Inc./OH	4,000,910	58,493,304
KeyCorp	2,609,216	58,394,254

Security	Shares	Value

Banks (continued)
M&T Bank Corp.	358,395	$60,747,953
PacWest Bancorp.	322,004	13,888,033
People’s United Financial Inc.	1,198,442	23,956,856
Pinnacle Financial Partners Inc.	209,028	19,247,298
Popular Inc.	224,414	18,343,600
Prosperity Bancshares Inc.	252,285	17,503,533
Regions Financial Corp.	2,684,801	59,763,670
Signature Bank/New York NY	171,847	50,435,376
SVB Financial Group(a)(b)	158,325	88,574,921
Synovus Financial Corp.	402,806	19,737,494
Umpqua Holdings Corp.	601,063	11,336,048
Webster Financial Corp.	497,742	27,933,281
Western Alliance Bancorp.	290,815	24,085,298
Wintrust Financial Corp.	160,065	14,874,841
Zions Bancorp. N.A.	418,282	27,422,568

		1,030,714,226

Beverages — 0.3%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	25,742	9,999,995
Brown-Forman Corp., Class A	123,546	7,751,276
Brown-Forman Corp., Class B, NVS	510,082	34,185,696
Molson Coors Beverage Co., Class B	499,790	26,678,790

		78,615,757

Biotechnology — 1.5%
Alnylam Pharmaceuticals Inc.(a)	335,932	54,854,336
BioMarin Pharmaceutical Inc.(a)	506,147	39,023,934
CureVac NV(a)(b)	145,321	2,849,745
Exact Sciences Corp.(a)(b)	479,359	33,516,781
Exelixis Inc.(a)	874,995	19,836,137
Horizon Therapeutics PLC(a)	611,865	64,374,317
Incyte Corp.(a)	512,886	40,733,406
Ionis Pharmaceuticals Inc.(a)(b)	399,752	14,806,814
Iovance Biotherapeutics Inc.(a)(b)	433,531	7,218,291
Mirati Therapeutics Inc.(a)(b)	115,526	9,498,548
Natera Inc.(a)	233,198	9,486,495
Neurocrine Biosciences Inc.(a)	261,847	24,548,156
Novavax Inc.(a)(b)	208,249	15,337,539
Sage Therapeutics Inc.(a)	139,266	4,609,704
Sarepta Therapeutics Inc.(a)	233,617	18,250,160
Seagen Inc.(a)	378,139	54,470,923
Ultragenyx Pharmaceutical Inc.(a)	183,858	13,351,768
United Therapeutics Corp.(a)	123,810	22,212,752

		448,979,806

Building Products — 1.7%
A O Smith Corp.	362,216	23,141,980
Advanced Drainage Systems Inc.	172,227	20,462,290
Allegion PLC	249,788	27,421,727
Armstrong World Industries Inc.	130,053	11,706,071
AZEK Co. Inc. (The)(a)(b)	308,619	7,666,096
Builders FirstSource Inc.(a)	531,003	34,270,934
Carlisle Companies Inc.	143,053	35,179,594
Carrier Global Corp.	2,398,740	110,030,204
Fortune Brands Home & Security Inc.	380,223	28,242,964
Hayward Holdings Inc.(a)(b)	137,005	2,277,023
Lennox International Inc.	91,799	23,671,290
Masco Corp.	669,872	34,163,472
Owens Corning	283,217	25,914,355
Trane Technologies PLC	653,002	99,713,405
Trex Co. Inc.(a)	321,209	20,984,584

		504,845,989

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets — 3.6%
Affiliated Managers Group Inc.(b)	113,525	$16,001,349
Ameriprise Financial Inc.	312,885	93,978,139
Ares Management Corp., Class A	399,535	32,454,228
Carlyle Group Inc. (The)	456,416	22,323,306
Cboe Global Markets Inc.	295,596	33,822,094
Evercore Inc., Class A	104,320	11,612,902
FactSet Research Systems Inc.	105,745	45,909,192
Franklin Resources Inc.	812,945	22,697,424
Interactive Brokers Group Inc., Class A	221,097	14,572,503
Invesco Ltd.	939,860	21,673,172
Janus Henderson Group PLC	471,495	16,511,755
Jefferies Financial Group Inc.	596,788	19,604,486
KKR & Co. Inc.	1,557,214	91,050,303
Lazard Ltd., Class A	278,486	9,607,767
LPL Financial Holdings Inc.	221,956	40,546,922
MarketAxess Holdings Inc.	103,900	35,346,780
Morningstar Inc.	64,396	17,591,055
MSCI Inc.	221,580	111,428,150
Nasdaq Inc.	325,006	57,916,069
Northern Trust Corp.	573,236	66,753,332
Raymond James Financial Inc.	517,523	56,880,953
SEI Investments Co.	298,845	17,993,457
State Street Corp.	1,022,572	89,086,473
Stifel Financial Corp.	288,651	19,599,403
T Rowe Price Group Inc.	637,688	96,412,049
Tradeweb Markets Inc., Class A	294,395	25,868,489
Virtu Financial Inc., Class A	249,377	9,281,812

		1,096,523,564

Chemicals — 2.9%
Albemarle Corp.	324,194	71,695,503
Ashland Global Holdings Inc.	144,234	14,194,068
Axalta Coating Systems Ltd.(a)(b)	570,719	14,028,273
Celanese Corp.	304,355	43,483,199
CF Industries Holdings Inc.	595,787	61,401,808
Chemours Co. (The)	449,966	14,164,930
Corteva Inc.	2,040,666	117,297,482
Diversey Holdings Ltd.(a)	212,104	1,605,627
Eastman Chemical Co.	374,491	41,965,462
Element Solutions Inc.	635,921	13,926,670
FMC Corp.	354,824	46,684,194
Huntsman Corp.	583,924	21,902,989
International Flavors & Fragrances Inc.	712,517	93,574,858
LyondellBasell Industries NV, Class A	727,756	74,827,872
Mosaic Co. (The)	1,036,807	68,947,666
NewMarket Corp.	18,198	5,903,067
Olin Corp.	392,462	20,517,913
PPG Industries Inc.	662,524	86,837,021
RPM International Inc.	355,894	28,984,007
Scotts Miracle-Gro Co. (The)	116,468	14,320,905
Valvoline Inc.	513,486	16,205,618
Westlake Chemical Corp.	90,731	11,196,205

		883,665,337

Commercial Services & Supplies — 1.1%
Cintas Corp.	244,595	104,048,267
Clean Harbors Inc.(a)	143,927	16,068,010
Copart Inc.(a)	586,029	73,529,059
Driven Brands Holdings Inc.(a)(b)	155,723	4,092,400
IAA Inc.(a)(b)	383,348	14,663,061
MSA Safety Inc.	100,146	13,289,374

Security	Shares	Value

Commercial Services & Supplies (continued)
Republic Services Inc.	585,129	$77,529,593
Rollins Inc.	638,489	22,379,039
Stericycle Inc.(a)	260,426	15,344,300

		340,943,103

Communications Equipment — 1.1%
Arista Networks Inc.(a)	674,971	93,807,470
Ciena Corp.(a)	432,187	26,203,498
CommScope Holding Co. Inc.(a)	556,688	4,386,701
F5 Inc.(a)	169,022	35,317,147
Juniper Networks Inc.	889,973	33,071,397
Lumentum Holdings Inc.(a)(b)	200,123	19,532,005
Motorola Solutions Inc.	465,362	112,710,676
Ubiquiti Inc.(b)	17,845	5,195,750
Viasat Inc.(a)(b)	192,340	9,386,192

		339,610,836

Construction & Engineering — 0.4%
AECOM	377,030	28,959,674
MasTec Inc.(a)	161,670	14,081,457
MDU Resources Group Inc.	565,644	15,074,413
Quanta Services Inc.	396,390	52,168,888
Valmont Industries Inc.	56,994	13,598,768

		123,883,200

Construction Materials — 0.5%
Eagle Materials Inc.	108,312	13,902,928
Martin Marietta Materials Inc.	174,735	67,253,754
Vulcan Materials Co.	371,510	68,246,387

		149,403,069

Consumer Finance — 0.8%
Ally Financial Inc.	945,924	41,128,776
Credit Acceptance Corp.(a)(b)	22,359	12,305,723
Discover Financial Services	806,291	88,845,205
OneMain Holdings Inc.	309,696	14,682,687
SLM Corp.	774,445	14,218,810
Synchrony Financial	1,456,923	50,715,490
Upstart Holdings Inc.(a)(b)	134,843	14,710,023

		236,606,714

Containers & Packaging — 1.5%
Amcor PLC	4,237,493	48,010,796
AptarGroup Inc.	183,956	21,614,830
Ardagh Group SA(a)	58,704	986,521
Ardagh Metal Packaging SA(a)	158,315	1,287,101
Avery Dennison Corp.	233,042	40,542,317
Ball Corp.	888,975	80,007,750
Berry Global Group Inc.(a)(b)	379,391	21,989,502
Crown Holdings Inc.	344,192	43,054,977
Graphic Packaging Holding Co.	781,595	15,663,164
International Paper Co.	1,079,534	49,820,494
Packaging Corp. of America	261,202	40,776,244
Sealed Air Corp.	413,639	27,697,267
Silgan Holdings Inc.	230,549	10,658,280
Sonoco Products Co.	274,261	17,157,768
Westrock Co.	724,752	34,085,087

		453,352,098

Distributors — 0.4%
Genuine Parts Co.	389,165	49,042,574
LKQ Corp.	764,469	34,714,537
Pool Corp.	109,106	46,135,472

		129,892,583

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services — 0.4%
ADT Inc.	451,440	$3,426,429
Bright Horizons Family Solutions Inc.(a)	169,243	22,456,854
Chegg Inc.(a)(b)	378,684	13,738,655
frontdoor Inc.(a)	234,417	6,997,347
Grand Canyon Education Inc.(a)(b)	109,389	10,622,766
H&R Block Inc.	461,236	12,010,585
Mister Car Wash Inc.(a)(b)	212,002	3,135,510
Service Corp. International	447,677	29,466,100
Terminix Global Holdings Inc.(a)	334,506	15,263,509

		117,117,755

Diversified Financial Services — 0.4%
Apollo Global Management Inc.	1,034,223	64,111,484
Equitable Holdings Inc.	981,184	30,328,397
Voya Financial Inc.	305,886	20,295,536

		114,735,417

Diversified Telecommunication Services — 0.1%
Lumen Technologies Inc.	2,872,221	32,369,931

Electric Utilities — 2.4%
Alliant Energy Corp.	703,834	43,975,548
Avangrid Inc.	154,394	7,216,376
Edison International	1,040,660	72,950,266
Entergy Corp.	560,136	65,395,878
Evergy Inc.	634,500	43,361,730
Eversource Energy	961,491	84,793,891
FirstEnergy Corp.	1,518,920	69,657,671
Hawaiian Electric Industries Inc.	287,627	12,169,498
IDACORP Inc.	137,893	15,907,337
NRG Energy Inc.	681,724	26,150,933
OGE Energy Corp.	562,345	22,932,429
PG&E Corp.(a)(b)	5,571,314	66,521,489
Pinnacle West Capital Corp.	315,280	24,623,368
PPL Corp.	2,096,782	59,884,094
Xcel Energy Inc.	1,508,410	108,861,950

		724,402,458

Electrical Equipment — 1.4%
Acuity Brands Inc.(b)	96,664	18,298,495
AMETEK Inc.	643,848	85,747,677
ChargePoint Holdings Inc.(a)(b)	652,523	12,972,157
Fluence Energy Inc.(a)(b)	93,854	1,230,426
Generac Holdings Inc.(a)(b)	171,427	50,958,390
Hubbell Inc.	151,280	27,800,726
nVent Electric PLC	472,728	16,441,480
Plug Power Inc.(a)(b)	1,439,296	41,178,258
Regal Rexnord Corp.	189,463	28,188,305
Rockwell Automation Inc.	325,243	91,077,797
Sensata Technologies Holding PLC(a)(b)	435,752	22,157,989
Shoals Technologies Group Inc., Class A(a)(b)	278,694	4,748,946
Sunrun Inc.(a)(b)	557,607	16,934,525
Vertiv Holdings Co.	886,838	12,415,732

		430,150,903

Electronic Equipment, Instruments & Components — 2.3%
Amphenol Corp., Class A	1,630,899	122,888,240
Arrow Electronics Inc.(a)	188,591	22,372,550
Avnet Inc.	271,173	11,006,912
CDW Corp./DE	380,722	68,107,359
Cognex Corp.	474,719	36,624,571
Coherent Inc.(a)	69,178	18,910,498
Corning Inc.	2,126,283	78,481,105

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
IPG Photonics Corp.(a)	103,276	$11,335,574
Jabil Inc.	391,482	24,166,184
Keysight Technologies Inc.(a)	510,346	80,619,358
Littelfuse Inc.	67,529	16,842,408
National Instruments Corp.	373,762	15,171,000
TD SYNNEX Corp.	113,763	11,741,479
Teledyne Technologies Inc.(a)(b)	128,864	60,904,992
Trimble Inc.(a)	700,735	50,551,023
Vontier Corp.(b)	465,129	11,809,625
Zebra Technologies Corp., Class A(a)	149,549	61,868,421

		703,401,299

Energy Equipment & Services — 0.6%
Baker Hughes Co.	2,066,565	75,243,632
Halliburton Co.	2,470,212	93,546,929
NOV Inc.	1,102,104	21,612,259

		190,402,820

Entertainment — 1.0%
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	70,512	4,451,423
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	552,598	38,593,444
Live Nation Entertainment Inc.(a)	385,831	45,389,159
Madison Square Garden Sports Corp.(a)	51,598	9,254,617
Playtika Holding Corp.(a)	287,384	5,555,133
Roku Inc.(a)(b)	330,499	41,401,610
Skillz Inc.(a)(b)	882,698	2,648,094
Spotify Technology SA(a)(b)	386,728	58,403,662
Take-Two Interactive Software Inc.(a)(b)	318,994	49,042,138
World Wrestling Entertainment Inc., Class A	121,719	7,600,134
Zynga Inc., Class A(a)	2,887,076	26,676,582

		289,015,996

Equity Real Estate Investment Trusts (REITs) — 7.9%
Alexandria Real Estate Equities Inc.	466,409	93,864,811
American Campus Communities Inc.	386,461	21,630,222
American Homes 4 Rent, Class A	824,439	33,002,293
Americold Realty Trust	742,613	20,704,050
Apartment Income REIT Corp.	440,621	23,555,599
AvalonBay Communities Inc.	389,018	96,620,401
Boston Properties Inc.	437,081	56,296,033
Brixmor Property Group Inc.	833,233	21,505,744
Camden Property Trust	276,560	45,964,272
Cousins Properties Inc.	420,415	16,938,520
CubeSmart	614,386	31,966,504
Douglas Emmett Inc.	473,080	15,810,334
Duke Realty Corp.	1,060,138	61,551,612
EPR Properties	202,277	11,066,575
Equity LifeStyle Properties Inc.	495,514	37,896,911
Equity Residential	1,031,341	92,738,183
Essex Property Trust Inc.	181,019	62,538,444
Extra Space Storage Inc.	365,447	75,135,903
Federal Realty Investment Trust	216,678	26,449,883
First Industrial Realty Trust Inc.	362,163	22,421,511
Gaming and Leisure Properties Inc.	652,520	30,622,764
Healthcare Trust of America Inc., Class A	614,343	19,253,510
Healthpeak Properties Inc.	1,509,793	51,831,194
Highwoods Properties Inc.	280,718	12,840,041
Host Hotels & Resorts Inc.	1,981,460	38,499,768
Hudson Pacific Properties Inc.	424,272	11,773,548
Invitation Homes Inc.	1,676,800	67,373,824

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Iron Mountain Inc.	796,493	$44,133,677
JBG SMITH Properties	338,679	9,896,200
Kilroy Realty Corp.	326,753	24,970,464
Kimco Realty Corp.	1,616,468	39,926,760
Lamar Advertising Co., Class A	241,295	28,033,653
Life Storage Inc.	229,464	32,223,629
Medical Properties Trust Inc.	1,643,762	34,749,129
Mid-America Apartment Communities Inc.	321,766	67,393,889
National Retail Properties Inc.	491,572	22,091,246
Omega Healthcare Investors Inc.	661,569	20,614,490
Orion Office REIT Inc.	152,457	2,134,398
Park Hotels & Resorts Inc.	640,628	12,511,465
Rayonier Inc.	398,867	16,401,411
Realty Income Corp.	1,581,155	109,574,041
Regency Centers Corp.	470,774	33,585,017
Rexford Industrial Realty Inc.	449,954	33,562,069
SBA Communications Corp.	303,657	104,488,374
Simon Property Group Inc.	910,817	119,827,084
SL Green Realty Corp.	189,369	15,372,975
Spirit Realty Capital Inc.	356,486	16,405,486
STORE Capital Corp.	687,579	20,097,934
Sun Communities Inc.	319,968	56,087,191
UDR Inc.	886,468	50,856,669
Ventas Inc.	1,111,840	68,667,238
VICI Properties Inc.	1,757,736	50,025,167
Vornado Realty Trust	494,318	22,402,492
Welltower Inc.	1,217,604	117,060,448
Weyerhaeuser Co.	2,097,863	79,509,008
WP Carey Inc.	529,312	42,789,582

		2,395,243,640

Food & Staples Retailing — 0.6%
Albertsons Companies Inc., Class A	455,264	15,137,528
Casey’s General Stores Inc.	103,878	20,585,503
Grocery Outlet Holding Corp.(a)(b)	238,917	7,831,699
Kroger Co. (The)	2,048,169	117,503,456
U.S. Foods Holding Corp.(a)(b)	622,960	23,441,985

		184,500,171

Food Products — 2.5%
Archer-Daniels-Midland Co.	1,557,983	140,623,545
Beyond Meat Inc.(a)(b)	156,639	7,567,230
Bunge Ltd.	382,865	42,425,271
Campbell Soup Co.	546,648	24,364,101
Conagra Brands Inc.	1,314,671	44,133,505
Darling Ingredients Inc.(a)	452,197	36,347,595
Flowers Foods Inc.	534,111	13,731,994
Freshpet Inc.(a)(b)	111,461	11,440,357
Hain Celestial Group Inc. (The)(a)(b)	244,478	8,410,043
Hershey Co. (The)	409,705	88,754,394
Hormel Foods Corp.	785,422	40,480,650
Ingredion Inc.	189,911	16,550,744
JM Smucker Co. (The)	293,838	39,788,604
Kellogg Co.	706,933	45,590,109
Lamb Weston Holdings Inc.	407,001	24,383,430
McCormick & Co. Inc./MD, NVS	695,291	69,390,042
Pilgrim’s Pride Corp.(a)(b)	130,029	3,263,728
Post Holdings Inc.(a)	158,177	10,955,339
Seaboard Corp.(b)	725	3,048,980
Tyson Foods Inc., Class A	799,816	71,687,508

		742,937,169

Security	Shares	Value

Gas Utilities — 0.3%
Atmos Energy Corp.	375,439	$44,861,206
National Fuel Gas Co.	248,263	17,055,668
UGI Corp.	581,874	21,075,477

		82,992,351

Health Care Equipment & Supplies — 3.1%
ABIOMED Inc.(a)	123,181	40,802,475
Cooper Companies Inc. (The)(b)	135,378	56,532,499
DENTSPLY SIRONA Inc.	604,029	29,730,307
Dexcom Inc.(a)	269,520	137,886,432
Envista Holdings Corp.(a)(b)	452,279	22,030,510
Figs Inc., Class A(a)(b)	211,435	4,550,081
Globus Medical Inc., Class A(a)	216,890	16,002,144
Hologic Inc.(a)	693,046	53,239,794
ICU Medical Inc.(a)(b)	56,727	12,629,699
IDEXX Laboratories Inc.(a)	236,380	129,314,043
Insulet Corp.(a)	185,310	49,364,731
Integra LifeSciences Holdings Corp.(a)	206,727	13,284,277
Masimo Corp.(a)	139,100	20,244,614
Novocure Ltd.(a)(b)	283,569	23,493,692
Penumbra Inc.(a)(b)	95,389	21,188,759
Quidel Corp.(a)(b)	102,658	11,544,919
ResMed Inc.	401,579	97,386,923
STERIS PLC	238,307	57,615,483
Tandem Diabetes Care Inc.(a)	171,446	19,937,455
Teleflex Inc.	130,274	46,225,123
Zimmer Biomet Holdings Inc.	582,822	74,542,934
Zimvie Inc.(a)	58,327	1,332,189

		938,879,083

Health Care Providers & Services — 2.0%
Acadia Healthcare Co. Inc.(a)	251,387	16,473,390
agilon health Inc.(a)(b)	461,039	11,687,339
Amedisys Inc.(a)(b)	87,908	15,145,669
AmerisourceBergen Corp.	416,210	64,391,849
Cardinal Health Inc.	776,943	44,052,668
Chemed Corp.	42,357	21,455,938
DaVita Inc.(a)(b)	177,954	20,128,377
Encompass Health Corp.	276,238	19,643,284
Guardant Health Inc.(a)(b)	254,817	16,879,078
Henry Schein Inc.(a)	385,161	33,582,188
Laboratory Corp. of America Holdings(a)	260,906	68,790,476
McKesson Corp.	420,374	128,689,093
Molina Healthcare Inc.(a)	161,310	53,811,403
Oak Street Health Inc.(a)(b)	271,046	7,285,716
Premier Inc., Class A	332,626	11,838,159
Quest Diagnostics Inc.	341,380	46,721,267
Signify Health Inc., Class A(a)(b)	174,480	3,166,812
Universal Health Services Inc., Class B	200,169	29,014,497

		612,757,203

Health Care Technology — 0.7%
Cerner Corp.	818,167	76,547,704
Certara Inc.(a)(b)	319,185	6,856,094
Change Healthcare Inc.(a)	693,505	15,118,409
Definitive Healthcare Corp.(a)(b)	58,866	1,451,047
Teladoc Health Inc.(a)(b)	426,014	30,728,390
Veeva Systems Inc., Class A(a)	388,135	82,463,162

		213,164,806

Hotels, Restaurants & Leisure — 3.4%
Aramark	642,055	24,141,268
Boyd Gaming Corp.	232,834	15,315,821

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Caesars Entertainment Inc.(a)(b)	570,672	$44,147,186
Carnival Corp.(a)(b)	2,417,361	48,879,039
Chipotle Mexican Grill Inc.(a)(b)	78,377	123,994,765
Choice Hotels International Inc.	99,301	14,076,910
Churchill Downs Inc.	103,715	23,001,913
Darden Restaurants Inc.	355,596	47,276,488
Domino’s Pizza Inc.	101,446	41,289,536
DraftKings Inc., Class A(a)(b)	853,828	16,624,031
Expedia Group Inc.(a)	403,975	79,045,788
Hilton Worldwide Holdings Inc.(a)(b)	766,430	116,298,088
Hyatt Hotels Corp., Class A(a)	138,080	13,179,736
Marriott Vacations Worldwide Corp.	117,482	18,526,911
MGM Resorts International	1,057,442	44,349,118
Norwegian Cruise Line Holdings Ltd.(a)(b)	1,033,833	22,620,266
Penn National Gaming Inc.(a)(b)	465,108	19,729,881
Planet Fitness Inc., Class A(a)	234,044	19,772,037
Royal Caribbean Cruises Ltd.(a)(b)	616,714	51,668,299
Six Flags Entertainment Corp.(a)	209,972	9,133,782
Travel + Leisure Co.	241,875	14,014,238
Vail Resorts Inc.	110,990	28,887,367
Wendy’s Co. (The)	487,236	10,704,575
Wyndham Hotels & Resorts Inc.	257,566	21,813,265
Wynn Resorts Ltd.(a)	294,581	23,489,889
Yum China Holdings Inc.	1,194,768	49,630,663
Yum! Brands Inc.	810,747	96,097,842

		1,037,708,702

Household Durables — 1.2%
DR Horton Inc.	921,151	68,634,961
Garmin Ltd.	423,529	50,234,775
Leggett & Platt Inc.	379,563	13,208,792
Lennar Corp., Class A	720,670	58,496,784
Lennar Corp., Class B	44,972	3,073,836
Mohawk Industries Inc.(a)(b)	155,886	19,361,041
Newell Brands Inc.	1,062,602	22,750,309
NVR Inc.(a)(b)	8,700	38,865,249
PulteGroup Inc.	693,729	29,067,245
Tempur Sealy International Inc.	500,139	13,963,881
Toll Brothers Inc.	306,010	14,388,590
TopBuild Corp.(a)	92,576	16,792,361
Whirlpool Corp.	160,654	27,757,798

		376,595,622

Household Products — 0.4%
Church & Dwight Co. Inc.	678,251	67,404,585
Clorox Co. (The)	343,803	47,798,931
Reynolds Consumer Products Inc.	158,592	4,653,089
Spectrum Brands Holdings Inc.	114,521	10,160,303

		130,016,908

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp. (The)	1,857,197	47,785,679
Brookfield Renewable Corp., Class A	362,909	15,895,414
Vistra Corp.	1,338,076	31,110,267

		94,791,360

Insurance — 4.1%
Aflac Inc.	1,805,219	116,238,051
Alleghany Corp.(a)	36,862	31,222,114
American Financial Group Inc./OH	189,719	27,626,881
Arch Capital Group Ltd.(a)	1,038,975	50,307,169
Arthur J Gallagher & Co.	574,012	100,222,495
Assurant Inc.	156,773	28,506,035

Security	Shares	Value

Insurance (continued)
Assured Guaranty Ltd.	191,419	$12,185,734
Axis Capital Holdings Ltd.	211,629	12,797,206
Brighthouse Financial Inc.(a)	219,102	11,318,809
Brown & Brown Inc.	651,366	47,074,221
Cincinnati Financial Corp.	419,620	57,051,535
CNA Financial Corp.	78,267	3,805,342
Erie Indemnity Co., Class A, NVS	68,645	12,090,444
Everest Re Group Ltd.	108,484	32,694,908
Fidelity National Financial Inc.	766,686	37,444,944
First American Financial Corp.	299,151	19,390,968
Globe Life Inc.	276,817	27,847,790
GoHealth Inc., Class A(a)(b)	88	104
Hanover Insurance Group Inc. (The)	97,675	14,604,366
Hartford Financial Services Group Inc. (The)	936,940	67,281,661
Kemper Corp.	166,518	9,414,928
Lemonade Inc.(a)(b)	104,327	2,751,103
Lincoln National Corp.	505,077	33,011,833
Loews Corp.	585,778	37,970,130
Markel Corp.(a)(b)	37,668	55,569,340
Mercury General Corp.	74,533	4,099,315
Old Republic International Corp.	786,683	20,351,489
Primerica Inc.	111,632	15,273,490
Principal Financial Group Inc.	722,044	53,005,250
Prudential Financial Inc.	1,057,258	124,936,178
Reinsurance Group of America Inc.	185,006	20,250,757
RenaissanceRe Holdings Ltd.	121,895	19,321,576
Unum Group	576,774	18,174,149
W R Berkley Corp.	577,194	38,435,348
White Mountains Insurance Group Ltd.(b)	8,234	9,355,800
Willis Towers Watson PLC	347,868	82,173,379

		1,253,804,842

Interactive Media & Services — 0.8%
IAC/InterActiveCorp.(a)(b)	213,771	21,436,956
Match Group Inc.(a)(b)	790,682	85,978,761
Pinterest Inc., Class A(a)	1,598,571	39,340,832
TripAdvisor Inc.(a)	269,110	7,298,263
Twitter Inc.(a)(b)	2,177,486	84,246,933
Vimeo Inc.(a)(b)	397,534	4,722,704

		243,024,449

Internet & Direct Marketing Retail — 0.4%
DoorDash Inc., Class A(a)(b)	410,217	48,073,330
Etsy Inc.(a)(b)	354,353	44,038,991
Qurate Retail Inc., Series A	1,016,186	4,837,045
Wayfair Inc., Class A(a)(b)	211,155	23,391,751

		120,341,117

IT Services — 3.3%
Akamai Technologies Inc.(a)(b)	450,347	53,766,928
Alliance Data Systems Corp.	136,672	7,674,133
Amdocs Ltd.	344,302	28,305,067
Broadridge Financial Solutions Inc.	323,747	50,410,645
Cloudflare Inc., Class A(a)(b)	733,773	87,832,628
Concentrix Corp.	118,221	19,690,890
DXC Technology Co.(a)	682,380	22,266,059
EPAM Systems Inc.(a)	149,675	44,395,102
Euronet Worldwide Inc.(a)(b)	142,545	18,552,232
Fastly Inc., Class A(a)(b)	288,970	5,022,299
FleetCor Technologies Inc.(a)(b)	221,720	55,221,583
Gartner Inc.(a)	222,929	66,312,460
Genpact Ltd.	513,163	22,327,722

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Globant SA(a)(b)	113,862	$29,839,814
GoDaddy Inc., Class A(a)	466,408	39,038,350
Jack Henry & Associates Inc.	202,118	39,827,352
MongoDB Inc.(a)(b)	178,146	79,023,784
Okta Inc.(a)(b)	350,710	52,943,182
Paychex Inc.	901,618	123,043,809
Paysafe Ltd.(a)	1,004,829	3,406,370
Sabre Corp.(a)	917,856	10,491,094
Shift4 Payments Inc., Class A(a)(b)	117,346	7,267,238
SolarWinds Corp.	95,724	1,274,087
StoneCo Ltd., Class A(a)(b)	615,222	7,198,097
Switch Inc., Class A	313,222	9,653,502
Thoughtworks Holding Inc.(a)(b)	117,410	2,443,302
VeriSign Inc.(a)(b)	271,341	60,362,519
Western Union Co. (The)	1,106,546	20,736,672
WEX Inc.(a)(b)	122,045	21,778,930
Wix.com Ltd.(a)	147,804	15,439,606

		1,005,545,456

Leisure Products — 0.4%
Brunswick Corp./DE	212,228	17,167,123
Hasbro Inc.	355,886	29,154,181
Mattel Inc.(a)	974,652	21,647,021
Peloton Interactive Inc., Class A(a)(b)	833,753	22,027,754
Polaris Inc.	157,386	16,575,893
YETI Holdings Inc.(a)(b)	243,267	14,591,155

		121,163,127

Life Sciences Tools & Services — 2.8%
10X Genomics Inc., Class A(a)	239,569	18,224,014
Adaptive Biotechnologies Corp.(a)(b)	297,413	4,128,092
Agilent Technologies Inc.	840,401	111,210,264
Avantor Inc.(a)	1,678,397	56,763,387
Azenta Inc.	207,770	17,219,978
Bio-Rad Laboratories Inc., Class A(a)	58,979	33,218,742
Bio-Techne Corp.	109,999	47,633,967
Bruker Corp.	287,851	18,508,819
Charles River Laboratories International Inc.(a)	140,117	39,789,025
IQVIA Holdings Inc.(a)(b)	532,808	123,190,538
Maravai LifeSciences Holdings Inc., Class A(a)	302,896	10,683,142
Mettler-Toledo International Inc.(a)(b)	63,410	87,073,978
PerkinElmer Inc.(b)	351,546	61,330,715
QIAGEN NV(a)	633,007	31,017,343
Repligen Corp.(a)(b)	153,480	28,868,053
Sotera Health Co.(a)(b)	274,733	5,950,717
Syneos Health Inc.(a)	284,921	23,064,355
Waters Corp.(a)	168,796	52,392,590
West Pharmaceutical Services Inc.	205,744	84,501,118

		854,768,837

Machinery — 3.5%
AGCO Corp.	175,031	25,559,777
Allison Transmission Holdings Inc.	294,859	11,576,164
Colfax Corp.(a)	389,483	15,497,529
Crane Co.	134,959	14,613,361
Cummins Inc.	402,377	82,531,546
Donaldson Co. Inc.	340,844	17,700,029
Dover Corp.	400,323	62,810,679
Flowserve Corp.	355,595	12,765,861
Fortive Corp.	911,611	55,544,458
Gates Industrial Corp. PLC(a)(b)	263,694	3,971,232
Graco Inc.	466,832	32,547,527

Security	Shares	Value

Machinery (continued)
IDEX Corp.	213,336	$40,902,911
Ingersoll Rand Inc.(b)	1,101,881	55,479,708
ITT Inc.	242,429	18,233,085
Lincoln Electric Holdings Inc.	161,424	22,245,841
Middleby Corp. (The)(a)(b)	153,890	25,228,727
Nordson Corp.	161,304	36,628,912
Oshkosh Corp.	185,725	18,693,221
Otis Worldwide Corp.	1,190,214	91,586,967
PACCAR Inc.	951,405	83,790,238
Parker-Hannifin Corp.	359,899	102,124,940
Pentair PLC	462,663	25,080,961
Snap-on Inc.	148,801	30,575,630
Stanley Black & Decker Inc.	451,281	63,084,571
Timken Co. (The)	175,647	10,661,773
Toro Co. (The)	291,850	24,950,257
Westinghouse Air Brake Technologies Corp.	501,591	48,238,006
Xylem Inc./NY	501,433	42,752,178

		1,075,376,089

Marine — 0.0%
Kirby Corp.(a)(b)	162,881	11,758,379

Media — 1.6%
Altice USA Inc., Class A(a)	584,439	7,293,799
Cable One Inc.	14,898	21,814,248
Discovery Inc., Class A(a)(b)	466,102	11,615,262
Discovery Inc., Class C, NVS(a)	882,582	22,038,073
DISH Network Corp., Class A(a)(b)	698,905	22,120,343
Fox Corp., Class A, NVS	872,090	34,403,950
Fox Corp., Class B	415,895	15,088,671
Interpublic Group of Companies Inc. (The)	1,091,076	38,678,644
Liberty Broadband Corp., Class A(a)(b)	63,590	8,334,105
Liberty Broadband Corp., Class C, NVS(a)(b)	393,228	53,211,613
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	256,536	11,726,261
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	443,182	20,266,713
Loyalty Ventures Inc.(a)(b)	54,642	903,232
New York Times Co. (The), Class A	462,277	21,190,778
News Corp., Class A, NVS	1,089,945	24,142,282
News Corp., Class B	346,369	7,800,230
Nexstar Media Group Inc., Class A	111,454	21,006,850
Omnicom Group Inc.	579,929	49,224,373
Paramount Global, Class B, NVS	1,625,251	61,450,740
Sirius XM Holdings Inc.(b)	2,464,026	16,311,852
ViacomCBS Inc., Class A(b)	29,850	1,206,238

		469,828,257

Metals & Mining — 1.1%
Alcoa Corp.	514,017	46,276,950
Cleveland-Cliffs Inc.(a)	1,250,109	40,266,011
Nucor Corp.	763,049	113,427,234
Reliance Steel & Aluminum Co.	175,305	32,142,172
Royal Gold Inc.	181,018	25,574,223
Steel Dynamics Inc.	529,358	44,164,338
United States Steel Corp.(b)	724,454	27,340,894

		329,191,822

Mortgage Real Estate Investment — 0.3%
AGNC Investment Corp.	1,473,070	19,297,217
Annaly Capital Management Inc.	3,983,471	28,043,636
New Residential Investment Corp.	1,182,162	12,980,138

76	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment (continued)
Starwood Property Trust Inc.	799,364	$19,320,628

		79,641,619

Multi-Utilities — 1.9%
Ameren Corp.	710,886	66,652,671
CenterPoint Energy Inc.	1,662,646	50,943,473
CMS Energy Corp.	809,868	56,642,168
Consolidated Edison Inc.	992,996	94,016,861
DTE Energy Co.	537,398	71,049,390
NiSource Inc.	1,092,371	34,737,398
Public Service Enterprise Group Inc.	1,411,357	98,794,990
WEC Energy Group Inc.	883,844	88,216,470

		561,053,421

Multiline Retail — 0.5%
Dollar Tree Inc.(a)	623,262	99,815,409
Kohl’s Corp.	386,865	23,389,858
Nordstrom Inc.	298,868	8,102,312
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	178,363	7,662,474

		138,970,053

Oil, Gas & Consumable Fuels — 5.0%
Antero Midstream Corp.	913,992	9,935,093
APA Corp.	1,018,298	42,086,256
Cheniere Energy Inc.	653,071	90,548,294
Continental Resources Inc./OK	177,799	10,904,413
Coterra Energy Inc.	2,230,834	60,165,593
Devon Energy Corp.	1,885,038	111,462,297
Diamondback Energy Inc.	506,529	69,434,995
DTE Midstream LLC(a)	266,155	14,441,570
EQT Corp.	861,027	29,627,939
Hess Corp.	777,972	83,274,123
HF Sinclair Corp.	425,780	16,967,333
Marathon Oil Corp.	2,172,891	54,561,293
Marathon Petroleum Corp.	1,717,551	146,850,611
New Fortress Energy Inc.	72,316	3,081,385
Occidental Petroleum Corp.(b)	2,364,160	134,142,438
ONEOK Inc.	1,243,339	87,817,034
Phillips 66	1,306,477	112,866,548
Pioneer Natural Resources Co.	602,805	150,719,334
Targa Resources Corp.	627,082	47,325,879
Texas Pacific Land Corp.	16,564	22,396,350
Valero Energy Corp.	1,138,339	115,586,942
Williams Companies Inc. (The)	3,393,674	113,382,648

		1,527,578,368

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	241,958	15,030,431
Sylvamo Corp.(a)	98,323	3,272,189

		18,302,620

Personal Products — 0.1%
Coty Inc., Class A(a)	1,006,609	9,049,415
Herbalife Nutrition Ltd.(a)(b)	277,254	8,417,432
Olaplex Holdings Inc.(a)(b)	223,221	3,488,944

		20,955,791

Pharmaceuticals — 0.7%
Catalent Inc.(a)(b)	475,551	52,738,606
Elanco Animal Health Inc.(a)	1,254,934	32,741,228
Jazz Pharmaceuticals PLC(a)	165,536	25,768,989
Nektar Therapeutics(a)(b)	507,099	2,733,264
Organon & Co.	711,394	24,848,992
Perrigo Co. PLC	380,859	14,636,411

Security	Shares	Value

Pharmaceuticals (continued)
Royalty Pharma PLC, Class A	903,973	$35,218,788
Viatris Inc.	3,389,993	36,883,124

		225,569,402

Professional Services — 1.9%
Booz Allen Hamilton Holding Corp.	367,714	32,299,998
CACI International Inc., Class A(a)	65,705	19,794,288
Clarivate PLC(a)(b)	1,303,167	21,841,079
CoStar Group Inc.(a)	1,095,769	72,989,173
Dun & Bradstreet Holdings Inc.(a)(b)	437,636	7,667,383
Equifax Inc.	339,426	80,477,904
FTI Consulting Inc.(a)(b)	91,645	14,408,427
Jacobs Engineering Group Inc.	362,842	50,003,256
Legalzoomcom Inc.(a)(b)	267,165	3,777,713
Leidos Holdings Inc.	395,289	42,699,118
ManpowerGroup Inc.	154,727	14,531,960
Nielsen Holdings PLC	1,007,600	27,447,024
Robert Half International Inc.	301,326	34,405,403
Science Applications International Corp.	158,160	14,577,607
TransUnion	535,577	55,346,527
Verisk Analytics Inc.	444,419	95,385,650

		587,652,510

Real Estate Management & Development — 0.6%
CBRE Group Inc., Class A(a)	934,273	85,504,665
Howard Hughes Corp. (The)(a)(b)	114,214	11,833,713
Jones Lang LaSalle Inc.(a)	142,004	34,004,278
Opendoor Technologies Inc.(a)(b)	1,287,634	11,138,034
Zillow Group Inc., Class A(a)(b)	162,428	7,833,902
Zillow Group Inc., Class C, NVS(a)(b)	468,037	23,069,544

		173,384,136

Road & Rail — 0.9%
AMERCO	25,271	15,085,271
JB Hunt Transport Services Inc.	236,312	47,449,086
Knight-Swift Transportation Holdings Inc.	451,039	22,759,428
Landstar System Inc.	108,100	16,304,723
Lyft Inc., Class A(a)	824,027	31,642,637
Old Dominion Freight Line Inc.(b)	286,122	85,458,919
Ryder System Inc.	142,093	11,272,238
Schneider National Inc., Class B	133,145	3,395,197
TuSimple Holdings Inc., Class A(a)(b)	366,260	4,468,372
XPO Logistics Inc.(a)	273,942	19,942,978

		257,778,849

Semiconductors & Semiconductor Equipment — 2.7%
Allegro MicroSystems Inc.(a)(b)	110,680	3,143,312
Cirrus Logic Inc.(a)	157,290	13,336,619
Enphase Energy Inc.(a)	364,385	73,525,605
Entegris Inc.	377,343	49,530,042
First Solar Inc.(a)	299,356	25,068,071
GLOBALFOUNDRIES Inc.(a)(b)	144,889	9,043,971
Marvell Technology Inc.	2,362,462	169,412,150
Microchip Technology Inc.	1,522,773	114,421,163
MKS Instruments Inc.	155,307	23,296,050
Monolithic Power Systems Inc.	126,938	61,651,248
ON Semiconductor Corp.(a)	1,181,623	73,981,416
Qorvo Inc.(a)	302,985	37,600,439
Skyworks Solutions Inc.	462,798	61,681,718
Teradyne Inc.	454,955	53,789,330
Universal Display Corp.	121,304	20,251,703
Wolfspeed Inc.(a)(b)	324,144	36,907,036

		826,639,873

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software — 7.3%
Alteryx Inc., Class A(a)(b)	161,173	$11,528,705
Anaplan Inc.(a)	402,165	26,160,833
ANSYS Inc.(a)	242,562	77,049,819
Aspen Technology Inc.(a)	188,407	31,156,866
Avalara Inc.(a)(b)	236,776	23,561,580
Bentley Systems Inc., Class B	393,075	17,366,053
Bill.com Holdings Inc.(a)(b)	261,570	59,321,460
Black Knight Inc.(a)(b)	422,958	24,527,334
C3.ai Inc., Class A(a)(b)	163,824	3,718,805
Cadence Design Systems Inc.(a)	767,925	126,292,945
CDK Global Inc.	320,480	15,600,966
Ceridian HCM Holding Inc.(a)	369,914	25,287,321
Citrix Systems Inc.	343,600	34,669,240
Coupa Software Inc.(a)	206,803	21,017,389
Crowdstrike Holdings Inc., Class A(a)	558,416	126,805,105
Datadog Inc., Class A(a)	710,632	107,639,429
Datto Holding Corp.(a)(b)	69,472	1,856,292
DocuSign Inc.(a)	537,223	57,547,328
Dolby Laboratories Inc., Class A	183,298	14,337,570
DoubleVerify Holdings Inc.(a)(b)	166,321	4,186,300
Dropbox Inc., Class A(a)	832,704	19,360,368
Duck Creek Technologies Inc.(a)	224,986	4,976,690
Dynatrace Inc.(a)	557,750	26,270,025
Elastic NV(a)	210,079	18,686,527
Everbridge Inc.(a)	105,317	4,596,034
Fair Isaac Corp.(a)	71,337	33,275,857
Five9 Inc.(a)(b)	188,839	20,847,826
Fortinet Inc.(a)	374,316	127,918,750
Guidewire Software Inc.(a)(b)	235,717	22,303,542
HubSpot Inc.(a)(b)	125,552	59,629,667
Informatica Inc.(a)(b)	92,455	1,825,062
Jamf Holding Corp.(a)(b)	145,715	5,072,339
Mandiant Inc.(a)	650,823	14,519,861
Manhattan Associates Inc.(a)	177,444	24,613,257
N-able Inc.(a)(b)	95,722	871,070
nCino Inc.(a)(b)	155,188	6,359,604
NCR Corp.(a)(b)	362,646	14,574,743
New Relic Inc.(a)(b)	150,388	10,057,949
NortonLifeLock Inc.	1,545,612	40,989,630
Nutanix Inc., Class A(a)	605,896	16,250,131
Palantir Technologies Inc., Class A(a)(b)	4,627,162	63,530,934
Palo Alto Networks Inc.(a)(b)	270,866	168,616,794
Paycom Software Inc.(a)	136,917	47,425,310
Paycor HCM Inc.(a)(b)	131,867	3,838,648
Paylocity Holding Corp.(a)	111,361	22,914,753
Pegasystems Inc.	116,564	9,400,887
Procore Technologies Inc.(a)	164,360	9,526,306
PTC Inc.(a)	292,598	31,518,657
RingCentral Inc., Class A(a)	226,035	26,493,562
Smartsheet Inc., Class A(a)(b)	342,374	18,755,248
Splunk Inc.(a)	444,542	66,063,387
SS&C Technologies Holdings Inc.	628,871	47,177,902
Synopsys Inc.(a)	423,800	141,239,826
Teradata Corp.(a)(b)	304,537	15,010,629
Trade Desk Inc. (The), Class A(a)	1,213,965	84,067,076
Tyler Technologies Inc.(a)	112,556	50,075,039
Unity Software Inc.(a)(b)	422,085	41,875,053
Zendesk Inc.(a)(b)	337,575	40,606,897
Zscaler Inc.(a)(b)	219,850	53,045,408

		2,223,812,588

Security	Shares	Value

Specialty Retail — 2.7%
Advance Auto Parts Inc.	173,785	$35,966,544
AutoNation Inc.(a)	114,130	11,365,065
AutoZone Inc.(a)	57,718	118,009,068
Bath & Body Works Inc.	665,106	31,792,067
Best Buy Co. Inc.	672,905	61,167,065
Burlington Stores Inc.(a)(b)	186,640	34,000,209
CarMax Inc.(a)(b)	456,193	44,013,501
Carvana Co.(a)(b)	219,890	26,230,678
Dick’s Sporting Goods Inc.	168,955	16,898,879
Five Below Inc.(a)	153,843	24,364,116
Floor & Decor Holdings Inc., Class A(a)(b)	286,403	23,198,643
Foot Locker Inc.	245,505	7,281,678
GameStop Corp., Class A(a)(b)	177,620	29,587,940
Gap Inc. (The)	553,127	7,788,028
Leslie’s Inc.(a)(b)	442,925	8,575,028
Lithia Motors Inc.	82,794	24,848,135
O’Reilly Automotive Inc.(a)	186,068	127,449,137
Penske Automotive Group Inc.	85,919	8,052,329
Petco Health & Wellness Co. Inc.(a)(b)	152,772	2,989,748
RH(a)(b)	48,265	15,738,734
Tractor Supply Co.	318,724	74,380,620
Ulta Salon Cosmetics & Fragrance Inc.(a)	147,093	58,575,374
Victoria’s Secret & Co.(a)(b)	204,739	10,515,395
Vroom Inc.(a)(b)	314,839	837,472
Williams-Sonoma Inc.	201,339	29,194,155

		832,819,608

Technology Hardware, Storage & Peripherals — 1.0%
Hewlett Packard Enterprise Co.	3,633,355	60,713,362
HP Inc.	3,035,144	110,175,727
NetApp Inc.	623,691	51,766,353
Pure Storage Inc., Class A(a)	763,992	26,976,558
Western Digital Corp.(a)	872,717	43,330,399
Xerox Holdings Corp.	354,972	7,159,785

		300,122,184

Textiles, Apparel & Luxury Goods — 1.1%
Capri Holdings Ltd.(a)	402,120	20,664,947
Carter’s Inc.	118,070	10,861,259
Columbia Sportswear Co.	109,138	9,880,263
Deckers Outdoor Corp.(a)	75,781	20,746,564
Hanesbrands Inc.	986,175	14,684,146
Lululemon Athletica Inc.(a)	319,363	116,640,948
PVH Corp.	192,751	14,766,654
Ralph Lauren Corp.	127,115	14,419,926
Skechers U.S.A. Inc., Class A(a)(b)	372,626	15,188,236
Tapestry Inc.	739,944	27,488,920
Under Armour Inc., Class A(a)(b)	515,011	8,765,487
Under Armour Inc., Class C, NVS(a)	559,373	8,703,844
VF Corp.	901,517	51,260,257

		334,071,451

Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp.	876,873	11,881,629
New York Community Bancorp. Inc.	1,284,854	13,773,635
Rocket Companies Inc., Class A	370,509	4,120,060
TFS Financial Corp.	148,876	2,471,342
UWM Holdings Corp.(b)	256,698	1,162,842

		33,409,508

Trading Companies & Distributors — 1.1%
Air Lease Corp.	292,679	13,068,117
Core & Main Inc., Class A(a)(b)	155,310	3,756,949

78	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
Fastenal Co.	1,602,039	$95,161,117
MSC Industrial Direct Co. Inc., Class A	122,708	10,455,949
SiteOne Landscape Supply Inc.(a)(b)	124,066	20,060,231
United Rentals Inc.(a)	201,685	71,640,529
Univar Solutions Inc.(a)(b)	475,247	15,274,439
Watsco Inc.	90,250	27,493,760
WW Grainger Inc.	128,022	66,032,467

		322,943,558

Water Utilities — 0.4%
American Water Works Co. Inc.	508,572	84,183,923
Essential Utilities Inc.	649,417	33,204,691

		117,388,614

Total Common Stocks — 99.8% (Cost: $20,240,419,610)		30,234,133,292

Short-Term Investments

Money Market Funds — 4.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	1,271,463,281	1,271,208,989

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	42,720,000	$42,720,000

		1,313,928,989

Total Short-Term Investments — 4.3% (Cost: $1,313,911,947)		1,313,928,989

Total Investments in Securities — 104.1% (Cost: $21,554,331,557)		31,548,062,281

Other Assets, Less Liabilities — (4.1)%		(1,244,519,892)

Net Assets — 100.0%		$30,303,542,389

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$770,892,251	$501,159,131	(a)	$—	$(309,770)	$(532,623)	$1,271,208,989	1,271,463,281	$2,947,736	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	33,520,000	9,200,000	(a)	—	—	—	42,720,000	42,720,000	10,643		—

					$(309,770)	$(532,623)	$1,313,928,989		$2,958,379		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	72	06/17/22	$16,311	$1,017,172
S&P Mid 400 E-Mini Index	177	06/17/22	47,599	1,442,244

				$2,459,416

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts

Unrealized appreciation on futures contracts(a)	$2,459,416

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,656,395

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$2,361,973

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$56,900,464

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$30,233,146,771	$986,521	$—	$30,234,133,292
Money Market Funds	1,313,928,989	—	—	1,313,928,989

	$31,547,075,760	$986,521	$—	$31,548,062,281

Derivative financial instruments(a)
Assets
Futures Contracts	$2,459,416	$—	$—	$2,459,416

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

80	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Russell Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
Axon Enterprise Inc.(a)(b)	248,352	$34,205,521
BWX Technologies Inc.	267,527	14,409,004
HEICO Corp.(b)	56,058	8,607,145
HEICO Corp., Class A	96,907	12,290,715
Howmet Aerospace Inc.	108,540	3,900,927
Spirit AeroSystems Holdings Inc., Class A	114,620	5,603,772
TransDigm Group Inc.(a)(b)	57,942	37,751,531
Virgin Galactic Holdings Inc.(a)(b)	622,128	6,146,625

		122,915,240

Air Freight & Logistics — 0.6%
CH Robinson Worldwide Inc.	98,404	10,599,095
Expeditors International of Washington Inc.	469,805	48,465,084
GXO Logistics Inc.(a)(b)	317,616	22,658,725

		81,722,904

Airlines — 0.7%
Delta Air Lines Inc.(a)(b)	2,450,281	96,957,619

Auto Components — 0.3%
Aptiv PLC(a)	189,138	22,641,710
QuantumScape Corp.(a)(b)	673,718	13,467,623

		36,109,333

Automobiles — 0.0%
Thor Industries Inc.	83,820	6,596,634

Banks — 0.2%
Citizens Financial Group Inc.	287,986	13,054,405
Synovus Financial Corp.	40,803	1,999,347
Western Alliance Bancorp.	209,613	17,360,149

		32,413,901

Beverages — 0.3%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	35,754	13,889,356
Brown-Forman Corp., Class A	84,624	5,309,310
Brown-Forman Corp., Class B, NVS	348,355	23,346,752

		42,545,418

Biotechnology — 3.0%
Alnylam Pharmaceuticals Inc.(a)	460,271	75,157,652
CureVac NV(a)(b)	203,304	3,986,791
Exact Sciences Corp.(a)(b)	613,488	42,895,081
Exelixis Inc.(a)(b)	1,014,345	22,995,201
Horizon Therapeutics PLC(a)	156,306	16,444,954
Incyte Corp.(a)(b)	605,454	48,085,157
Ionis Pharmaceuticals Inc.(a)(b)	492,491	18,241,867
Iovance Biotherapeutics Inc.(a)(b)	166,111	2,765,748
Mirati Therapeutics Inc.(a)(b)	134,516	11,059,906
Natera Inc.(a)(b)	297,749	12,112,429
Neurocrine Biosciences Inc.(a)	358,075	33,569,531
Novavax Inc.(a)(b)	288,582	21,254,064
Sarepta Therapeutics Inc.(a)	318,871	24,910,203
Seagen Inc.(a)	462,621	66,640,555
Ultragenyx Pharmaceutical Inc.(a)(b)	184,066	13,366,873

		413,486,012

Building Products — 1.9%
Advanced Drainage Systems Inc.	235,426	27,970,963
Allegion PLC	261,579	28,716,143
Armstrong World Industries Inc.	88,672	7,981,367
AZEK Co. Inc. (The)(a)(b)	231,574	5,752,298
Carlisle Companies Inc.	75,321	18,522,940

Security	Shares	Value

Building Products (continued)
Carrier Global Corp.	1,537,804	$70,539,069
Fortune Brands Home & Security Inc.	133,113	9,887,634
Trane Technologies PLC	435,694	66,530,474
Trex Co. Inc.(a)(b)	442,974	28,939,491

		264,840,379

Capital Markets — 3.2%
Ameriprise Financial Inc.	239,735	72,006,805
Ares Management Corp., Class A	477,958	38,824,528
FactSet Research Systems Inc.	125,127	54,323,887
LPL Financial Holdings Inc.	304,791	55,679,220
MarketAxess Holdings Inc.	143,047	48,664,589
Morningstar Inc.	81,113	22,157,638
MSCI Inc.	215,170	108,204,690
Raymond James Financial Inc.	35,211	3,870,041
T Rowe Price Group Inc.	289,179	43,720,973

		447,452,371

Chemicals — 1.2%
Axalta Coating Systems Ltd.(a)	138,358	3,400,840
Celanese Corp.	151,794	21,686,809
Chemours Co. (The)	313,142	9,857,710
Diversey Holdings Ltd.(a)	223,361	1,690,843
FMC Corp.	122,560	16,125,219
LyondellBasell Industries NV, Class A	123,827	12,731,892
Olin Corp.	40,894	2,137,938
PPG Industries Inc.	382,635	50,151,970
RPM International Inc.	285,451	23,247,129
Scotts Miracle-Gro Co. (The)	157,166	19,325,131
Westlake Chemical Corp.	24,818	3,062,541

		163,418,022

Commercial Services & Supplies — 2.1%
Cintas Corp.	313,847	133,507,375
Copart Inc.(a)	800,626	100,454,544
IAA Inc.(a)(b)	516,315	19,749,049
MSA Safety Inc.	41,398	5,493,515
Rollins Inc.	805,921	28,247,531

		287,452,014

Communications Equipment — 0.9%
Arista Networks Inc.(a)	825,526	114,731,603
CommScope Holding Co. Inc.(a)	766,354	6,038,870
Ubiquiti Inc.(b)	21,919	6,381,936

		127,152,409

Consumer Finance — 0.7%
Credit Acceptance Corp.(a)(b)	2,179	1,199,256
Discover Financial Services	607,554	66,946,375
Synchrony Financial	373,257	12,993,076
Upstart Holdings Inc.(a)(b)	184,381	20,114,124

		101,252,831

Containers & Packaging — 0.7%
Avery Dennison Corp.	168,282	29,276,020
Ball Corp.	359,522	32,356,980
Crown Holdings Inc.	58,371	7,301,628
Graphic Packaging Holding Co.	311,171	6,235,867
Sealed Air Corp.	307,140	20,566,094

		95,736,589

Distributors — 0.5%
Pool Corp.	149,048	63,024,947

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services — 0.5%
Bright Horizons Family Solutions Inc.(a)(b)	183,603	$24,362,282
Chegg Inc.(a)(b)	395,323	14,342,318
frontdoor Inc.(a)	219,809	6,561,299
H&R Block Inc.	508,698	13,246,496
Mister Car Wash Inc.(a)(b)	231,259	3,420,321

		61,932,716

Diversified Financial Services — 0.4%
Apollo Global Management Inc.	903,854	56,029,909

Electric Utilities — 0.1%
NRG Energy Inc.	422,913	16,222,943

Electrical Equipment — 1.7%
Fluence Energy Inc.(a)(b)	52,249	684,985
Generac Holdings Inc.(a)(b)	234,845	69,810,025
Plug Power Inc.(a)(b)	1,959,030	56,047,848
Regal Rexnord Corp.	55,127	8,201,795
Rockwell Automation Inc.	270,168	75,655,145
Vertiv Holdings Co.	1,230,132	17,221,848

		227,621,646

Electronic Equipment, Instruments & Components — 3.6%
Amphenol Corp., Class A	1,593,799	120,092,755
CDW Corp./DE	518,834	92,814,214
Cognex Corp.	654,637	50,505,245
Coherent Inc.(a)	83,978	22,956,226
Corning Inc.	985,059	36,358,528
IPG Photonics Corp.(a)	9,740	1,069,062
Jabil Inc.	424,810	26,223,521
Keysight Technologies Inc.(a)	306,940	48,487,312
Vontier Corp.(b)	352,801	8,957,617
Zebra Technologies Corp., Class A(a)(b)	203,892	84,350,121

		491,814,601

Energy Equipment & Services — 0.0%
Halliburton Co.	176,441	6,681,821

Entertainment — 1.6%
Live Nation Entertainment Inc.(a)(b)	202,250	23,792,690
Madison Square Garden Sports Corp.(a)(b)	27,050	4,851,688
Playtika Holding Corp.(a)(b)	392,920	7,595,143
Roku Inc.(a)(b)	450,912	56,485,746
Skillz Inc.(a)(b)	1,154,393	3,463,179
Spotify Technology SA(a)(b)	529,842	80,016,739
Take-Two Interactive Software Inc.(a)(b)	87,089	13,389,063
World Wrestling Entertainment Inc., Class A(b)	144,430	9,018,209
Zynga Inc., Class A(a)	1,887,803	17,443,300

		216,055,757

Equity Real Estate Investment Trusts (REITs) — 2.0%
Equity LifeStyle Properties Inc.	358,447	27,414,026
Extra Space Storage Inc.	45,183	9,289,625
Iron Mountain Inc.	772,218	42,788,599
Lamar Advertising Co., Class A	288,315	33,496,437
SBA Communications Corp.	69,346	23,861,959
Simon Property Group Inc.	1,086,721	142,969,015

		279,819,661

Food Products — 1.2%
Beyond Meat Inc.(a)(b)	194,389	9,390,933
Darling Ingredients Inc.(a)(b)	32,050	2,576,179
Freshpet Inc.(a)(b)	157,332	16,148,557
Hershey Co. (The)	480,764	104,147,905
Kellogg Co.	428,009	27,602,300

Security	Shares	Value

Food Products (continued)
Lamb Weston Holdings Inc.	167,787	$10,052,119
Pilgrim’s Pride Corp.(a)	72,241	1,813,249

		171,731,242

Health Care Equipment & Supplies — 5.4%
ABIOMED Inc.(a)	169,878	56,270,389
Dexcom Inc.(a)(b)	369,604	189,089,406
Figs Inc., Class A(a)(b)	72,689	1,564,267
Globus Medical Inc., Class A(a)	14,759	1,088,919
IDEXX Laboratories Inc.(a)(b)	324,446	177,491,429
Insulet Corp.(a)(b)	253,150	67,436,628
Masimo Corp.(a)	138,869	20,210,994
Novocure Ltd.(a)(b)	391,887	32,467,838
Penumbra Inc.(a)(b)	132,400	29,410,012
ResMed Inc.	497,026	120,533,775
STERIS PLC	45,289	10,949,522
Tandem Diabetes Care Inc.(a)(b)	222,775	25,906,505
Teleflex Inc.	31,841	11,298,142

		743,717,826

Health Care Providers & Services — 1.3%
agilon health Inc.(a)(b)	602,288	15,268,001
Amedisys Inc.(a)(b)	109,226	18,818,548
Cardinal Health Inc.	629,085	35,669,119
Chemed Corp.	15,350	7,775,542
DaVita Inc.(a)(b)	171,158	19,359,681
Encompass Health Corp.	215,543	15,327,263
Guardant Health Inc.(a)(b)	343,808	22,773,842
McKesson Corp.	82,945	25,391,953
Molina Healthcare Inc.(a)	33,698	11,241,316
Oak Street Health Inc.(a)(b)	335,357	9,014,396

		180,639,661

Health Care Technology — 0.9%
Certara Inc.(a)(b)	248,633	5,340,637
Definitive Healthcare Corp.(a)(b)	31,268	770,756
Veeva Systems Inc., Class A(a)	531,777	112,981,341

		119,092,734

Hotels, Restaurants & Leisure — 5.4%
Boyd Gaming Corp.	65,277	4,293,921
Caesars Entertainment Inc.(a)(b)	484,887	37,510,858
Chipotle Mexican Grill Inc.(a)	107,591	170,212,190
Choice Hotels International Inc.	134,398	19,052,260
Churchill Downs Inc.	141,140	31,302,029
Darden Restaurants Inc.	330,783	43,977,600
Domino’s Pizza Inc.	94,406	38,424,186
DraftKings Inc., Class A(a)(b)	1,177,434	22,924,640
Expedia Group Inc.(a)(b)	555,922	108,777,258
Hilton Worldwide Holdings Inc.(a)	703,860	106,803,716
Penn National Gaming Inc.(a)(b)	42,419	1,799,414
Planet Fitness Inc., Class A(a)	219,400	18,534,912
Six Flags Entertainment Corp.(a)	116,687	5,075,885
Travel + Leisure Co.	215,722	12,498,933
Vail Resorts Inc.	152,814	39,772,900
Wendy’s Co. (The)	682,164	14,987,143
Wyndham Hotels & Resorts Inc.	223,259	18,907,805
Wynn Resorts Ltd.(a)	404,546	32,258,498
Yum China Holdings Inc.	129,311	5,371,579
Yum! Brands Inc.	94,114	11,155,332

		743,641,059

Household Durables — 1.0%
DR Horton Inc.	519,421	38,702,059

82	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
NVR Inc.(a)(b)	8,021	$35,831,973
PulteGroup Inc.	276,584	11,588,869
Tempur Sealy International Inc.	681,008	19,013,743
Toll Brothers Inc.	169,312	7,961,050
TopBuild Corp.(a)(b)	104,584	18,970,492

		132,068,186

Household Products — 0.4%
Church & Dwight Co. Inc.	48,691	4,838,911
Clorox Co. (The)	381,155	52,991,980

		57,830,891

Independent Power and Renewable Electricity Producers — 0.0%
Brookfield Renewable Corp., Class A	119,980	5,255,124

Insurance — 0.6%
Alleghany Corp.(a)	5,515	4,671,205
Arch Capital Group Ltd.(a)	340,690	16,496,210
Brown & Brown Inc.	50,888	3,677,676
Erie Indemnity Co., Class A, NVS	66,437	11,701,549
Everest Re Group Ltd.	34,213	10,311,114
GoHealth Inc., Class A(a)(b)	153,759	181,436
Lemonade Inc.(a)(b)	14,884	392,491
Lincoln National Corp.	106,188	6,940,448
Markel Corp.(a)	8,669	12,788,855
RenaissanceRe Holdings Ltd.	73,799	11,697,879

		78,858,863

Interactive Media & Services — 1.4%
Match Group Inc.(a)	1,084,764	117,957,237
Pinterest Inc., Class A(a)	2,183,254	53,729,881
TripAdvisor Inc.(a)	235,539	6,387,818
Twitter Inc.(a)	311,232	12,041,566
Vimeo Inc.(a)(b)	500,346	5,944,111

		196,060,613

Internet & Direct Marketing Retail — 1.0%
DoorDash Inc., Class A(a)(b)	493,452	57,827,640
Etsy Inc.(a)(b)	486,638	60,479,371
Wayfair Inc., Class A(a)(b)	161,848	17,929,521

		136,236,532

IT Services — 6.2%
Broadridge Financial Solutions Inc.	401,987	62,593,396
Cloudflare Inc., Class A(a)(b)	948,061	113,482,902
EPAM Systems Inc.(a)	206,262	61,179,372
Euronet Worldwide Inc.(a)	138,548	18,032,022
FleetCor Technologies Inc.(a)	69,664	17,350,516
Gartner Inc.(a)(b)	306,319	91,117,650
Genpact Ltd.	34,260	1,490,653
Globant SA(a)(b)	154,751	40,555,595
GoDaddy Inc., Class A(a)	64,022	5,358,641
Jack Henry & Associates Inc.	72,385	14,263,464
MongoDB Inc.(a)	243,384	107,962,708
Okta Inc.(a)	482,724	72,872,015
Paychex Inc.	1,076,769	146,946,665
Sabre Corp.(a)	1,221,965	13,967,060
Shift4 Payments Inc., Class A(a)(b)	165,396	10,242,974
StoneCo Ltd., Class A(a)(b)	783,942	9,172,121
Switch Inc., Class A	444,841	13,710,000
Thoughtworks Holding Inc.(a)(b)	54,486	1,133,854
Western Union Co. (The)	373,781	7,004,656
WEX Inc.(a)	114,864	20,497,481

Security	Shares	Value

IT Services (continued)
Wix.com Ltd.(a)	204,125	$21,322,897

		850,256,642

Leisure Products — 0.7%
Brunswick Corp./DE	37,274	3,015,094
Mattel Inc.(a)(b)	1,334,890	29,647,907
Peloton Interactive Inc., Class A(a)(b)	1,142,387	30,181,864
Polaris Inc.	151,904	15,998,529
YETI Holdings Inc.(a)(b)	327,771	19,659,705

		98,503,099

Life Sciences Tools & Services — 6.2%
10X Genomics Inc., Class A(a)(b)	323,635	24,618,914
Adaptive Biotechnologies Corp.(a)(b)	368,478	5,114,475
Agilent Technologies Inc.	1,029,579	136,244,189
Avantor Inc.(a)(b)	2,313,225	78,233,270
Azenta Inc.	232,130	19,238,934
Bio-Techne Corp.	149,737	64,842,110
Bruker Corp.	391,694	25,185,924
Charles River Laboratories International Inc.(a)	178,778	50,767,589
IQVIA Holdings Inc.(a)	360,841	83,430,048
Maravai LifeSciences Holdings Inc., Class A(a)	423,031	14,920,303
Mettler-Toledo International Inc.(a)(b)	86,927	119,367,287
Repligen Corp.(a)(b)	197,362	37,121,819
Sotera Health Co.(a)(b)	376,205	8,148,600
Syneos Health Inc.(a)	50,522	4,089,756
Waters Corp.(a)	215,635	66,930,948
West Pharmaceutical Services Inc.	281,768	115,724,935

		853,979,101

Machinery — 1.4%
AGCO Corp.	22,897	3,343,649
Allison Transmission Holdings Inc.	301,276	11,828,096
Donaldson Co. Inc.	58,032	3,013,602
Graco Inc.	399,155	27,829,086
Lincoln Electric Holdings Inc.	219,791	30,289,398
Middleby Corp. (The)(a)(b)	63,477	10,406,419
Nordson Corp.	38,431	8,726,911
Parker-Hannifin Corp.	81,783	23,206,744
Toro Co. (The)	380,114	32,495,946
Xylem Inc./NY	451,641	38,506,912

		189,646,763

Media — 0.2%
Altice USA Inc., Class A(a)	567,588	7,083,498
Cable One Inc.	10,984	16,083,212
Nexstar Media Group Inc., Class A	10,468	1,973,009

		25,139,719

Metals & Mining — 0.1%
Steel Dynamics Inc.	136,490	11,387,361

Multiline Retail — 0.1%
Nordstrom Inc.	357,166	9,682,770

Oil, Gas & Consumable Fuels — 2.5%
Cheniere Energy Inc.	899,089	124,658,690
Continental Resources Inc./OK	25,072	1,537,666
Coterra Energy Inc.	488,494	13,174,683
Diamondback Energy Inc.	327,902	44,948,806
Hess Corp.	73,479	7,865,192
New Fortress Energy Inc.	99,149	4,224,739
Occidental Petroleum Corp.	411,076	23,324,452
Pioneer Natural Resources Co.	368,722	92,191,562

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Texas Pacific Land Corp.	22,530	$30,463,038

		342,388,828

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	23,747	1,475,164

Personal Products — 0.0%
Herbalife Nutrition Ltd.(a)(b)	66,322	2,013,536
Olaplex Holdings Inc.(a)(b)	58,636	916,481

		2,930,017

Pharmaceuticals — 0.3%
Catalent Inc.(a)	153,374	17,009,177
Royalty Pharma PLC, Class A	737,137	28,718,857

		45,728,034

Professional Services — 2.5%
Booz Allen Hamilton Holding Corp.	503,814	44,255,022
CoStar Group Inc.(a)	1,165,447	77,630,425
Equifax Inc.	177,199	42,013,883
Legalzoomcom Inc.(a)(b)	218,258	3,086,168
Robert Half International Inc.	364,000	41,561,520
TransUnion(b)	501,169	51,790,804
Verisk Analytics Inc.	387,669	83,205,397

		343,543,219

Real Estate Management & Development — 0.4%
CBRE Group Inc., Class A(a)(b)	68,922	6,307,741
Opendoor Technologies Inc.(a)(b)	341,775	2,956,354
Zillow Group Inc., Class A(a)(b)	229,521	11,069,798
Zillow Group Inc., Class C, NVS(a)(b)	639,015	31,497,049

		51,830,942

Road & Rail — 1.8%
JB Hunt Transport Services Inc.	285,753	57,376,345
Landstar System Inc.	129,792	19,576,527
Lyft Inc., Class A(a)	1,128,994	43,353,370
Old Dominion Freight Line Inc.	360,953	107,809,442
TuSimple Holdings Inc., Class A(a)(b)	57,875	706,075
XPO Logistics Inc.(a)	317,916	23,144,285

		251,966,044

Semiconductors & Semiconductor Equipment — 4.5%
Allegro MicroSystems Inc.(a)(b)	151,886	4,313,562
Enphase Energy Inc.(a)(b)	499,525	100,794,155
Entegris Inc.	515,354	67,645,366
GLOBALFOUNDRIES Inc.(a)(b)	104,489	6,522,203
Microchip Technology Inc.	1,758,928	132,165,850
MKS Instruments Inc.	178,638	26,795,700
Monolithic Power Systems Inc.	173,955	84,486,464
ON Semiconductor Corp.(a)(b)	878,096	54,977,591
Skyworks Solutions Inc.	298,117	39,733,034
Teradyne Inc.	623,919	73,765,943
Universal Display Corp.	165,689	27,661,779

		618,861,647

Software — 18.6%
Alteryx Inc., Class A(a)(b)	224,135	16,032,377
Anaplan Inc.(a)	550,197	35,790,315
ANSYS Inc.(a)(b)	138,738	44,070,126
Aspen Technology Inc.(a)(b)	255,812	42,303,630
Avalara Inc.(a)(b)	327,860	32,625,349
Bentley Systems Inc., Class B(b)	528,875	23,365,698
Bill.com Holdings Inc.(a)(b)	358,342	81,268,382
C3.ai Inc., Class A(a)(b)	59,389	1,348,130

Security	Shares	Value

Software (continued)
Cadence Design Systems Inc.(a)	1,053,633	$173,280,483
CDK Global Inc.	69,530	3,384,720
Citrix Systems Inc.	170,424	17,195,782
Coupa Software Inc.(a)(b)	285,669	29,032,540
Crowdstrike Holdings Inc., Class A(a)(b)	763,901	173,466,639
Datadog Inc., Class A(a)(b)	975,177	147,710,060
DocuSign Inc.(a)(b)	738,990	79,160,609
DoubleVerify Holdings Inc.(a)	223,991	5,637,853
Dropbox Inc., Class A(a)	1,137,114	26,437,900
Duck Creek Technologies Inc.(a)	59,846	1,323,794
Dynatrace Inc.(a)	718,310	33,832,401
Elastic NV(a)	287,437	25,567,521
Everbridge Inc.(a)	152,179	6,641,092
Fair Isaac Corp.(a)	97,739	45,591,334
Five9 Inc.(a)(b)	258,305	28,516,872
Fortinet Inc.(a)	513,396	175,447,949
HubSpot Inc.(a)(b)	173,067	82,196,441
Informatica Inc.(a)(b)	90,706	1,790,536
Jamf Holding Corp.(a)(b)	175,670	6,115,073
Mandiant Inc.(a)	258,565	5,768,585
Manhattan Associates Inc.(a)	129,137	17,912,593
nCino Inc.(a)(b)	217,537	8,914,666
NCR Corp.(a)	168,217	6,760,641
New Relic Inc.(a)(b)	203,011	13,577,376
NortonLifeLock Inc.	557,708	14,790,416
Nutanix Inc., Class A(a)	820,917	22,016,994
Palantir Technologies Inc., Class A(a)(b)	6,358,442	87,301,409
Palo Alto Networks Inc.(a)	370,702	230,765,702
Paycom Software Inc.(a)	187,565	64,968,765
Paycor HCM Inc.(a)(b)	130,270	3,792,160
Paylocity Holding Corp.(a)	152,481	31,376,015
Pegasystems Inc.	146,414	11,808,289
Procore Technologies Inc.(a)(b)	165,460	9,590,062
PTC Inc.(a)	403,450	43,459,634
RingCentral Inc., Class A(a)	312,876	36,672,196
Smartsheet Inc., Class A(a)	465,105	25,478,452
Splunk Inc.(a)	609,075	90,514,636
Synopsys Inc.(a)(b)	368,842	122,923,973
Teradata Corp.(a)(b)	352,316	17,365,656
Trade Desk Inc. (The), Class A(a)(b)	1,664,876	115,292,663
Tyler Technologies Inc.(a)(b)	133,486	59,386,587
Unity Software Inc.(a)(b)	576,920	57,236,233
Zendesk Inc.(a)(b)	462,536	55,638,455
Zscaler Inc.(a)(b)	302,410	72,965,485

		2,565,411,249

Specialty Retail — 4.2%
AutoZone Inc.(a)(b)	16,931	34,616,784
Bath & Body Works Inc.	525,761	25,131,376
Best Buy Co. Inc.	212,041	19,274,527
Burlington Stores Inc.(a)(b)	240,633	43,836,114
CarMax Inc.(a)(b)	52,621	5,076,874
Carvana Co.(a)(b)	299,078	35,677,015
Five Below Inc.(a)	210,924	33,404,034
Floor & Decor Holdings Inc., Class A(a)(b)	389,631	31,560,111
GameStop Corp., Class A(a)(b)	245,852	40,954,026
Leslie’s Inc.(a)(b)	537,712	10,410,104
Lithia Motors Inc.	9,890	2,968,187
O’Reilly Automotive Inc.(a)(b)	77,910	53,365,234
Petco Health & Wellness Co. Inc.(a)(b)	17,608	344,588
RH(a)(b)	66,988	21,844,117

84	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Tractor Supply Co.	434,751	$101,457,841
Ulta Salon Cosmetics & Fragrance Inc.(a)(b)	201,730	80,332,920
Victoria’s Secret & Co.(a)(b)	165,675	8,509,068
Vroom Inc.(a)(b)	107,727	286,554
Williams-Sonoma Inc.	211,622	30,685,190

		579,734,664

Technology Hardware, Storage & Peripherals — 1.0%
HP Inc.	1,442,966	52,379,666
NetApp Inc.	564,902	46,886,866
Pure Storage Inc., Class A(a)	979,791	34,596,420

		133,862,952

Textiles, Apparel & Luxury Goods — 1.7%
Columbia Sportswear Co.	9,276	839,756
Deckers Outdoor Corp.(a)	14,201	3,887,808
Hanesbrands Inc.	794,611	11,831,758
Lululemon Athletica Inc.(a)	437,264	159,701,931
Skechers U.S.A. Inc., Class A(a)	55,228	2,251,093
Tapestry Inc.	104,484	3,881,581
VF Corp.	797,141	45,325,437

		227,719,364

Thrifts & Mortgage Finance — 0.0%
Rocket Companies Inc., Class A(b)	524,832	5,836,132
UWM Holdings Corp.	168,574	763,640

		6,599,772

Trading Companies & Distributors — 1.8%
Core & Main Inc., Class A(a)(b)	109,405	2,646,507
Fastenal Co.	1,951,210	115,901,874
SiteOne Landscape Supply Inc.(a)	87,914	14,214,815

Security	Shares	Value

Trading Companies & Distributors (continued)
United Rentals Inc.(a)	96,092	$34,132,839
WW Grainger Inc.	146,008	75,309,466

		242,205,501

Total Common Stocks — 99.9% (Cost: $11,983,921,991)		13,757,241,260

Short-Term Investments

Money Market Funds — 5.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	785,119,193	784,962,169
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	17,950,000	17,950,000

		802,912,169

Total Short-Term Investments — 5.8% (Cost: $802,858,117)		802,912,169

Total Investments in Securities — 105.7% (Cost: $12,786,780,108)		14,560,153,429

Other Assets, Less Liabilities — (5.7)%		(783,014,713)

Net Assets — 100.0%		$13,777,138,716

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$866,890,581	$—		$(81,234,039	)(a)	$(280,948)	$(413,425)	$784,962,169	785,119,193	$2,717,127	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	16,190,000	1,760,000	(a)	—		—	—	17,950,000	17,950,000	4,241		—

						$(280,948)	$(413,425)	$802,912,169		$2,721,368		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap Growth ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	57	06/17/22	$12,913	$805,261
S&P Mid 400 E-Mini Index	25	06/17/22	6,723	262,810

				$1,068,071

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,068,071

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,528,652

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$910,512

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,174,536

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$13,757,241,260	$—	$—	$13,757,241,260
Money Market Funds	802,912,169	—	—	802,912,169

	$14,560,153,429	$—	$—	$14,560,153,429

Derivative financial instruments(a)
Assets

Futures Contracts	$1,068,071	$—	$—	$1,068,071

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

86	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.4%
BWX Technologies Inc.	47,242	$2,544,454
Curtiss-Wright Corp.	79,573	11,948,682
HEICO Corp.(a)	63,241	9,710,023
HEICO Corp., Class A	109,612	13,902,090
Hexcel Corp.	173,378	10,310,790
Howmet Aerospace Inc.	726,595	26,113,824
Huntington Ingalls Industries Inc.	80,705	16,095,805
Mercury Systems Inc.(b)	117,068	7,545,033
Spirit AeroSystems Holdings Inc., Class A	155,004	7,578,145
Textron Inc.(a)	452,918	33,688,041
TransDigm Group Inc.(b)	76,992	50,163,368
Virgin Galactic Holdings Inc.(a)(b)	25,013	247,128
Woodward Inc.	127,180	15,886,054

		205,733,437

Air Freight & Logistics — 0.2%
CH Robinson Worldwide Inc.	214,037	23,053,925
Expeditors International of Washington Inc.	94,056	9,702,817
GXO Logistics Inc.(b)	28,552	2,036,900

		34,793,642

Airlines — 0.9%
Alaska Air Group Inc.(b)	251,372	14,582,090
American Airlines Group Inc.(a)(b)	1,316,782	24,031,271
Copa Holdings SA, Class A, NVS(a)(b)	66,396	5,553,361
JetBlue Airways Corp.(b)	656,409	9,813,315
Southwest Airlines Co.(b)	1,214,459	55,622,222
United Airlines Holdings Inc.(a)(b)	662,774	30,726,203

		140,328,462

Auto Components — 0.7%
Aptiv PLC(b)	453,108	54,241,559
BorgWarner Inc.	495,569	19,277,634
Gentex Corp.	486,191	14,182,191
Lear Corp.	123,999	17,681,017
QuantumScape Corp.(a)(b)	142,321	2,844,997

		108,227,398

Automobiles — 0.1%
Harley-Davidson Inc.	314,770	12,401,938
Thor Industries Inc.	66,859	5,261,803

		17,663,741

Banks — 5.0%
Bank of Hawaii Corp.	82,866	6,954,115
Bank OZK	245,024	10,462,525
BOK Financial Corp.	61,530	5,780,744
Citizens Financial Group Inc.	719,580	32,618,561
Comerica Inc.	270,094	24,424,600
Commerce Bancshares Inc.	227,032	16,253,221
Cullen/Frost Bankers Inc.	117,657	16,284,905
East West Bancorp. Inc.	291,262	23,015,523
Fifth Third Bancorp.	1,400,623	60,282,814
First Citizens BancShares Inc./NC, Class A	25,221	16,787,098
First Hawaiian Inc.	261,149	7,283,446
First Horizon Corp.	1,091,118	25,630,362
First Republic Bank/CA	367,746	59,611,627
FNB Corp.	697,222	8,680,414
Huntington Bancshares Inc./OH	2,950,829	43,141,120
KeyCorp.	1,906,745	42,672,953
M&T Bank Corp.	263,611	44,682,064
PacWest Bancorp.	237,211	10,230,910

Security	Shares	Value

Banks (continued)
People’s United Financial Inc.	878,650	$17,564,214
Pinnacle Financial Partners Inc.	154,156	14,194,684
Popular Inc.	164,552	13,450,480
Prosperity Bancshares Inc.	183,787	12,751,142
Regions Financial Corp.	1,982,003	44,119,387
Signature Bank/New York NY	126,601	37,156,127
SVB Financial Group(a)(b)	116,335	65,083,616
Synovus Financial Corp.	274,657	13,458,193
Umpqua Holdings Corp.	443,255	8,359,789
Webster Financial Corp.	368,408	20,675,057
Western Alliance Bancorp.	102,724	8,507,602
Wintrust Financial Corp.	115,496	10,733,043
Zions Bancorp. N.A.	308,012	20,193,267

		741,043,603

Beverages — 0.2%
Brown-Forman Corp., Class A	46,220	2,899,843
Brown-Forman Corp., Class B, NVS	190,120	12,741,842
Molson Coors Beverage Co., Class B	366,869	19,583,467

		35,225,152

Biotechnology — 0.7%
BioMarin Pharmaceutical Inc.(b)	374,304	28,858,839
Exact Sciences Corp.(a)(b)	25,775	1,802,188
Exelixis Inc.(b)	89,740	2,034,406
Horizon Therapeutics PLC(b)	366,653	38,575,562
Incyte Corp.(b)	53,555	4,253,338
Ionis Pharmaceuticals Inc.(a)(b)	22,307	826,251
Iovance Biotherapeutics Inc.(a)(b)	214,916	3,578,351
Mirati Therapeutics Inc.(b)	15,270	1,255,499
Natera Inc.(b)	10,707	435,561
Sage Therapeutics Inc.(b)	103,429	3,423,500
Seagen Inc.(b)	30,842	4,442,790
Ultragenyx Pharmaceutical Inc.(b)	33,207	2,411,492
United Therapeutics Corp.(b)	90,572	16,249,523

		108,147,300

Building Products — 1.5%
A O Smith Corp.	266,337	17,016,271
Allegion PLC	43,194	4,741,837
Armstrong World Industries Inc.	49,491	4,454,685
AZEK Co. Inc. (The)(a)(b)	107,239	2,663,817
Builders FirstSource Inc.(a)(b)	389,971	25,168,728
Carlisle Companies Inc.	65,131	16,017,016
Carrier Global Corp.	939,619	43,100,324
Fortune Brands Home & Security Inc.	208,691	15,501,567
Hayward Holdings Inc.(a)(b)	101,014	1,678,853
Lennox International Inc.	68,316	17,615,964
Masco Corp.	493,314	25,159,014
Owens Corning	207,393	18,976,459
Trane Technologies PLC	246,694	37,670,174

		229,764,709

Capital Markets — 3.8%
Affiliated Managers Group Inc.	83,497	11,768,902
Ameriprise Financial Inc.	101,472	30,478,130
Ares Management Corp., Class A	33,890	2,752,885
Carlyle Group Inc. (The)	335,677	16,417,962
Cboe Global Markets Inc.	218,952	25,052,488
Evercore Inc., Class A	77,582	8,636,428
FactSet Research Systems Inc.	10,605	4,604,161
Franklin Resources Inc.	591,351	16,510,520
Interactive Brokers Group Inc., Class A	165,528	10,909,950

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Invesco Ltd.	683,971	$15,772,371
Janus Henderson Group PLC	346,797	12,144,831
Jefferies Financial Group Inc.	440,189	14,460,209
KKR & Co. Inc.	1,148,208	67,135,722
Lazard Ltd., Class A	205,037	7,073,777
Morningstar Inc.	4,432	1,210,689
MSCI Inc.	47,469	23,871,211
Nasdaq Inc.	239,090	42,605,838
Northern Trust Corp.	421,864	49,126,063
Raymond James Financial Inc.	361,096	39,688,061
SEI Investments Co.	220,443	13,272,873
State Street Corp.	750,195	65,356,988
Stifel Financial Corp.	209,289	14,210,723
T Rowe Price Group Inc.	314,178	47,500,572
Tradeweb Markets Inc., Class A(a)	214,561	18,853,475
Virtu Financial Inc., Class A	177,012	6,588,387

		566,003,216

Chemicals — 3.8%
Albemarle Corp.	239,251	52,910,359
Ashland Global Holdings Inc.	106,188	10,449,961
Axalta Coating Systems Ltd.(b)	346,001	8,504,705
Celanese Corp.	143,184	20,456,698
CF Industries Holdings Inc.	441,764	45,528,198
Chemours Co. (The)	160,696	5,058,710
Corteva Inc.	1,500,626	86,255,982
Diversey Holdings Ltd.(b)	45,148	341,770
Eastman Chemical Co.	275,196	30,838,464
Element Solutions Inc.	477,799	10,463,798
FMC Corp.	195,308	25,696,673
Huntsman Corp.	429,425	16,107,732
International Flavors & Fragrances Inc.	523,616	68,766,489
LyondellBasell Industries NV, Class A	469,937	48,318,922
Mosaic Co. (The)	766,446	50,968,659
NewMarket Corp.	13,469	4,369,074
Olin Corp.	266,925	13,954,839
PPG Industries Inc.	281,212	36,858,457
RPM International Inc.	110,390	8,990,162
Valvoline Inc.	372,112	11,743,855
Westlake Chemical Corp.	53,480	6,599,432

		563,182,939

Commercial Services & Supplies — 0.6%
Cintas Corp.	11,320	4,815,415
Clean Harbors Inc.(b)	105,165	11,740,621
Driven Brands Holdings Inc.(b)	109,497	2,877,581
MSA Safety Inc.	54,737	7,263,600
Republic Services Inc.	431,852	57,220,390
Rollins Inc.	32,391	1,135,304
Stericycle Inc.(b)	188,212	11,089,451

		96,142,362

Communications Equipment — 1.2%
Arista Networks Inc.(b)	51,571	7,167,338
Ciena Corp.(b)	315,742	19,143,438
F5 Inc.(b)	124,198	25,951,172
Juniper Networks Inc.	658,820	24,481,751
Lumentum Holdings Inc.(a)(b)	150,550	14,693,680
Motorola Solutions Inc.	342,877	83,044,809
Ubiquiti Inc.(a)	1,475	429,461
Viasat Inc.(a)(b)	147,435	7,194,828

		182,106,477

Security	Shares	Value

Construction & Engineering — 0.6%
AECOM	275,773	$21,182,124
MasTec Inc.(b)	119,205	10,382,755
MDU Resources Group Inc.	411,704	10,971,912
Quanta Services Inc.	290,806	38,272,978
Valmont Industries Inc.	42,354	10,105,664

		90,915,433

Construction Materials — 0.7%
Eagle Materials Inc.	78,898	10,127,347
Martin Marietta Materials Inc.	127,776	49,179,705
Vulcan Materials Co.	271,973	49,961,440

		109,268,492

Consumer Finance — 0.8%
Ally Financial Inc.	696,593	30,287,864
Credit Acceptance Corp.(a)(b)	15,263	8,400,297
Discover Financial Services	267,197	29,442,437
OneMain Holdings Inc.	225,479	10,689,959
SLM Corp.	573,868	10,536,217
Synchrony Financial	872,479	30,370,994

		119,727,768

Containers & Packaging — 1.9%
Amcor PLC	3,120,569	35,356,047
AptarGroup Inc.	134,244	15,773,670
Ardagh Group SA(b)	34,751	583,991
Ardagh Metal Packaging SA(b)	141,354	1,149,208
Avery Dennison Corp.	79,607	13,849,230
Ball Corp.	458,976	41,307,840
Berry Global Group Inc.(a)(b)	276,074	16,001,249
Crown Holdings Inc.	222,041	27,775,109
Graphic Packaging Holding Co.	422,517	8,467,241
International Paper Co.	795,089	36,693,357
Packaging Corp. of America	193,105	30,145,621
Sealed Air Corp.	140,020	9,375,739
Silgan Holdings Inc.	175,625	8,119,144
Sonoco Products Co.	199,741	12,495,797
Westrock Co.	536,316	25,222,941

		282,316,184

Distributors — 0.4%
Genuine Parts Co.	286,200	36,066,924
LKQ Corp.	560,282	25,442,406

		61,509,330

Diversified Consumer Services — 0.4%
ADT Inc.	331,399	2,515,318
Bright Horizons Family Solutions Inc.(b)	24,711	3,278,903
Chegg Inc.(a)(b)	70,275	2,549,577
frontdoor Inc.(b)	54,738	1,633,929
Grand Canyon Education Inc.(b)	80,772	7,843,769
H&R Block Inc.	71,315	1,857,043
Mister Car Wash Inc.(a)(b)	33,674	498,038
Service Corp. International	331,661	21,829,927
Terminix Global Holdings Inc.(b)	246,904	11,266,230

		53,272,734

Diversified Financial Services — 0.4%
Apollo Global Management Inc.	272,084	16,866,487
Equitable Holdings Inc.	722,566	22,334,515
Voya Financial Inc.	229,022	15,195,610

		54,396,612

Diversified Telecommunication Services — 0.2%
Lumen Technologies Inc.	2,106,668	23,742,148

88	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities — 3.5%
Alliant Energy Corp.	512,943	$32,048,679
Avangrid Inc.	120,804	5,646,379
Edison International	766,286	53,716,649
Entergy Corp.	411,824	48,080,452
Evergy Inc.	469,966	32,117,476
Eversource Energy	708,897	62,517,626
FirstEnergy Corp.	1,117,833	51,263,821
Hawaiian Electric Industries Inc.	215,560	9,120,344
IDACORP Inc.	104,393	12,042,776
NRG Energy Inc.	274,919	10,545,893
OGE Energy Corp.	411,056	16,762,864
PG&E Corp.(a)(b)	4,102,884	48,988,435
Pinnacle West Capital Corp.	233,604	18,244,472
PPL Corp.	1,545,193	44,130,712
Xcel Energy Inc.	1,110,833	80,168,818

		525,395,396

Electrical Equipment — 1.3%
Acuity Brands Inc.(a)	71,957	13,621,460
AMETEK Inc.	473,834	63,105,212
ChargePoint Holdings Inc.(a)(b)	472,829	9,399,841
Fluence Energy Inc.(a)(b)	40,877	535,897
Hubbell Inc.	111,911	20,565,885
nVent Electric PLC	343,012	11,929,957
Regal Rexnord Corp.	109,891	16,349,583
Rockwell Automation Inc.	93,875	26,287,816
Sensata Technologies Holding PLC(a)(b)	320,261	16,285,272
Shoals Technologies Group Inc., Class A(b)	221,972	3,782,403
Sunrun Inc.(a)(b)	415,423	12,616,397

		194,479,723

Electronic Equipment, Instruments & Components — 1.7%
Amphenol Corp., Class A	347,824	26,208,538
Arrow Electronics Inc.(b)	138,887	16,476,165
Avnet Inc.	206,589	8,385,448
Coherent Inc.(b)	5,065	1,384,568
Corning Inc.	1,036,509	38,257,547
IPG Photonics Corp.(b)	68,180	7,483,437
Jabil Inc.	60,707	3,747,443
Keysight Technologies Inc.(b)	210,824	33,303,867
Littelfuse Inc.	49,697	12,394,929
National Instruments Corp.	273,677	11,108,549
TD SYNNEX Corp.	86,512	8,928,904
Teledyne Technologies Inc.(b)	94,739	44,776,494
Trimble Inc.(b)	517,838	37,356,833
Vontier Corp.(a)	156,262	3,967,492

		253,780,214

Energy Equipment & Services — 0.9%
Baker Hughes Co.	1,518,831	55,300,637
Halliburton Co.	1,725,157	65,331,696
NOV Inc.	798,712	15,662,742

		136,295,075

Entertainment — 0.7%
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	50,380	3,180,490
Liberty Media Corp.-Liberty Formula One, Class C, NVS(b)	409,168	28,576,293
Live Nation Entertainment Inc.(a)(b)	175,650	20,663,466
Madison Square Garden Sports Corp.(a)(b)	23,394	4,195,948
Take-Two Interactive Software Inc.(a)(b)	188,261	28,943,246
World Wrestling Entertainment Inc., Class A	12,182	760,644

Security	Shares	Value

Entertainment (continued)
Zynga Inc., Class A(b)	1,099,218	$10,156,774

		96,476,861

Equity Real Estate Investment Trusts (REITs) — 10.8%
Alexandria Real Estate Equities Inc.	343,495	69,128,369
American Campus Communities Inc.	281,413	15,750,686
American Homes 4 Rent, Class A	607,168	24,304,935
Americold Realty Trust	553,420	15,429,350
Apartment Income REIT Corp.	320,085	17,111,744
AvalonBay Communities Inc.	286,471	71,150,802
Boston Properties Inc.	320,760	41,313,888
Brixmor Property Group Inc.	609,635	15,734,679
Camden Property Trust	203,114	33,757,547
Cousins Properties Inc.	305,808	12,321,004
CubeSmart	449,530	23,389,046
Douglas Emmett Inc.	344,242	11,504,568
Duke Realty Corp.	781,184	45,355,543
EPR Properties	149,618	8,185,601
Equity LifeStyle Properties Inc.	172,531	13,195,171
Equity Residential	757,367	68,102,441
Essex Property Trust Inc.	133,163	46,005,153
Extra Space Storage Inc.	245,494	50,473,566
Federal Realty Investment Trust	159,912	19,520,458
First Industrial Realty Trust Inc.	264,373	16,367,332
Gaming and Leisure Properties Inc.	480,537	22,551,601
Healthcare Trust of America Inc., Class A	447,022	14,009,669
Healthpeak Properties Inc.	1,110,451	38,121,783
Highwoods Properties Inc.	213,883	9,783,008
Host Hotels & Resorts Inc.	1,461,298	28,393,020
Hudson Pacific Properties Inc.	306,376	8,501,934
Invitation Homes Inc.	1,226,362	49,275,225
Iron Mountain Inc.	176,968	9,805,797
JBG SMITH Properties	254,004	7,421,997
Kilroy Realty Corp.	239,252	18,283,638
Kimco Realty Corp.	1,189,961	29,392,037
Lamar Advertising Co., Class A	21,863	2,540,043
Life Storage Inc.	168,186	23,618,360
Medical Properties Trust Inc.	1,217,976	25,748,013
Mid-America Apartment Communities Inc.	237,028	49,645,515
National Retail Properties Inc.	356,590	16,025,155
Omega Healthcare Investors Inc.	491,565	15,317,165
Orion Office REIT Inc.	111,828	1,565,592
Park Hotels & Resorts Inc.	487,951	9,529,683
Rayonier Inc.	293,416	12,065,266
Realty Income Corp.	1,166,913	80,867,071
Regency Centers Corp.	346,479	24,717,812
Rexford Industrial Realty Inc.	331,362	24,716,292
SBA Communications Corp.	186,332	64,116,841
Simon Property Group Inc.	88,147	11,596,619
SL Green Realty Corp.	139,868	11,354,484
Spirit Realty Capital Inc.	262,533	12,081,769
STORE Capital Corp.	501,422	14,656,565
Sun Communities Inc.	235,366	41,257,306
UDR Inc.	652,784	37,450,218
Ventas Inc.	818,927	50,576,932
VICI Properties Inc.	1,292,507	36,784,749
Vornado Realty Trust	359,223	16,279,986
Welltower Inc.	898,320	86,364,485
Weyerhaeuser Co.	1,547,304	58,642,822

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
WP Carey Inc.	389,805	$31,511,836

		1,612,672,171

Food & Staples Retailing — 0.9%
Albertsons Companies Inc., Class A	335,054	11,140,546
Casey’s General Stores Inc.	75,394	14,940,829
Grocery Outlet Holding Corp.(a)(b)	175,904	5,766,133
Kroger Co. (The)	1,508,293	86,530,769
U.S. Foods Holding Corp.(a)(b)	453,778	17,075,666

		135,453,943

Food Products — 3.1%
Archer-Daniels-Midland Co.	1,147,983	103,616,946
Beyond Meat Inc.(a)(b)	14,199	685,954
Bunge Ltd.	283,410	31,404,662
Campbell Soup Co.	398,793	17,774,204
Conagra Brands Inc.	968,961	32,528,021
Darling Ingredients Inc.(b)	316,617	25,449,674
Flowers Foods Inc.	387,231	9,955,709
Hain Celestial Group Inc. (The)(b)	184,859	6,359,150
Hershey Co. (The)	43,312	9,382,679
Hormel Foods Corp.	581,346	29,962,573
Ingredion Inc.	138,407	12,062,170
JM Smucker Co. (The)	215,591	29,193,177
Kellogg Co.	286,035	18,446,397
Lamb Weston Holdings Inc.	210,634	12,619,083
McCormick & Co. Inc./MD, NVS	512,674	51,164,865
Pilgrim’s Pride Corp.(b)	56,567	1,419,832
Post Holdings Inc.(b)	117,178	8,115,748
Seaboard Corp.	507	2,132,183
Tyson Foods Inc., Class A	593,340	53,181,064

		455,454,091

Gas Utilities — 0.4%
Atmos Energy Corp.	276,503	33,039,344
National Fuel Gas Co.	180,453	12,397,121
UGI Corp.	431,847	15,641,498

		61,077,963

Health Care Equipment & Supplies — 2.0%
Cooper Companies Inc. (The)(a)	99,616	41,598,645
DENTSPLY SIRONA Inc.	447,216	22,011,972
Envista Holdings Corp.(a)(b)	331,180	16,131,778
Figs Inc., Class A(a)(b)	116,611	2,509,469
Globus Medical Inc., Class A(b)	152,008	11,215,150
Hologic Inc.(b)	510,379	39,207,315
ICU Medical Inc.(a)(b)	41,378	9,212,398
Integra LifeSciences Holdings Corp.(a)(b)	147,778	9,496,214
Masimo Corp.(b)	27,700	4,031,458
Quidel Corp.(a)(b)	74,876	8,420,555
ResMed Inc.	30,197	7,323,074
STERIS PLC	151,342	36,589,955
Tandem Diabetes Care Inc.(b)	7,372	857,290
Teleflex Inc.	79,067	28,055,344
Zimmer Biomet Holdings Inc.	429,166	54,890,331
Zimvie Inc.(b)	42,931	980,544

		292,531,492

Health Care Providers & Services — 2.4%
Acadia Healthcare Co. Inc.(b)	181,469	11,891,664
agilon health Inc.(a)(b)	21,084	534,479
Amedisys Inc.(a)(b)	7,488	1,290,108
AmerisourceBergen Corp.	305,178	47,214,088
Cardinal Health Inc.	234,010	13,268,367

Security	Shares	Value

Health Care Providers & Services (continued)
Chemed Corp.	23,102	$11,702,318
DaVita Inc.(b)	39,044	4,416,267
Encompass Health Corp.	84,057	5,977,293
Henry Schein Inc.(b)	286,136	24,948,198
Laboratory Corp. of America Holdings(b)	192,138	50,659,105
McKesson Corp.	265,006	81,126,287
Molina Healthcare Inc.(b)	100,639	33,572,164
Oak Street Health Inc.(a)(b)	20,036	538,568
Premier Inc., Class A	243,256	8,657,481
Quest Diagnostics Inc.	250,649	34,303,822
Signify Health Inc., Class A(a)(b)	128,492	2,332,130
Universal Health Services Inc., Class B	146,877	21,289,821

		353,722,160

Health Care Technology — 0.6%
Cerner Corp.	603,018	56,418,364
Certara Inc.(a)(b)	106,687	2,291,637
Change Healthcare Inc.(a)(b)	509,889	11,115,580
Definitive Healthcare Corp.(a)(b)	27,395	675,287
Teladoc Health Inc.(a)(b)	309,501	22,324,307

		92,825,175

Hotels, Restaurants & Leisure — 2.4%
Aramark	475,067	17,862,519
Boyd Gaming Corp.	134,175	8,826,031
Caesars Entertainment Inc.(a)(b)	158,023	12,224,659
Carnival Corp.(a)(b)	1,780,236	35,996,372
Darden Restaurants Inc.	83,907	11,155,436
Domino’s Pizza Inc.	23,909	9,731,202
Hilton Worldwide Holdings Inc.(b)	186,403	28,284,791
Hyatt Hotels Corp., Class A(a)(b)	100,737	9,615,347
Marriott Vacations Worldwide Corp.	85,755	13,523,563
MGM Resorts International	778,730	32,659,936
Norwegian Cruise Line Holdings Ltd.(a)(b)	759,085	16,608,780
Penn National Gaming Inc.(b)	318,995	13,531,768
Planet Fitness Inc., Class A(b)	52,323	4,420,247
Royal Caribbean Cruises Ltd.(a)(b)	451,924	37,862,193
Six Flags Entertainment Corp.(b)	95,803	4,167,431
Travel + Leisure Co.	57,153	3,311,445
Wyndham Hotels & Resorts Inc.	68,118	5,768,913
Yum China Holdings Inc.	811,751	33,720,137
Yum! Brands Inc.	546,290	64,751,754

		364,022,524

Household Durables — 1.4%
DR Horton Inc.	396,316	29,529,505
Garmin Ltd.	311,816	36,984,496
Leggett & Platt Inc.	270,125	9,400,350
Lennar Corp., Class A	530,866	43,090,393
Lennar Corp., Class B	31,632	2,162,047
Mohawk Industries Inc.(b)	113,970	14,155,074
Newell Brands Inc.	775,976	16,613,646
NVR Inc.(a)(b)	2,135	9,537,622
PulteGroup Inc.	362,227	15,177,311
Toll Brothers Inc.	134,585	6,328,187
TopBuild Corp.(b)	11,434	2,074,013
Whirlpool Corp.	118,305	20,440,738

		205,493,382

Household Products — 0.4%
Church & Dwight Co. Inc.	473,016	47,008,330
Clorox Co. (The)	47,614	6,619,774
Reynolds Consumer Products Inc.	109,390	3,209,503

90	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Spectrum Brands Holdings Inc.	82,141	$7,287,550

		64,125,157

Independent Power and Renewable Electricity Producers — 0.5%
AES Corp. (The)	1,357,284	34,922,917
Brookfield Renewable Corp., Class A	193,866	8,491,331
Vistra Corp.	991,387	23,049,748

		66,463,996

Insurance — 5.9%
Aflac Inc.	1,329,395	85,599,744
Alleghany Corp.(b)	24,162	20,465,214
American Financial Group Inc./OH	138,733	20,202,299
Arch Capital Group Ltd.(b)	582,534	28,206,296
Arthur J Gallagher & Co.	420,990	73,504,854
Assurant Inc.	115,745	21,045,913
Assured Guaranty Ltd.	137,173	8,732,433
Axis Capital Holdings Ltd.	158,084	9,559,339
Brighthouse Financial Inc.(b)	160,977	8,316,072
Brown & Brown Inc.	454,238	32,827,780
Cincinnati Financial Corp.	308,649	41,963,918
CNA Financial Corp.	56,542	2,749,072
Erie Indemnity Co., Class A, NVS	15,552	2,739,174
Everest Re Group Ltd.	61,761	18,613,530
Fidelity National Financial Inc.	561,882	27,442,317
First American Financial Corp.	218,697	14,175,940
Globe Life Inc.	206,811	20,805,187
GoHealth Inc., Class A(b)	42,070	49,643
Hanover Insurance Group Inc. (The)	74,186	11,092,291
Hartford Financial Services Group Inc. (The)	689,954	49,545,597
Kemper Corp.	124,019	7,012,034
Lemonade Inc.(a)(b)	69,543	1,833,849
Lincoln National Corp.	314,969	20,586,374
Loews Corp.	431,396	27,963,089
Markel Corp.(a)(b)	23,139	34,135,578
Mercury General Corp.	55,009	3,025,495
Old Republic International Corp.	575,333	14,883,865
Primerica Inc.	80,869	11,064,497
Principal Financial Group Inc.	532,208	39,069,389
Prudential Financial Inc.	780,360	92,215,141
Reinsurance Group of America Inc.	138,999	15,214,831
RenaissanceRe Holdings Ltd.	50,083	7,938,656
Unum Group	420,701	13,256,289
W R Berkley Corp.	424,416	28,261,861
White Mountains Insurance Group Ltd.(a)	6,068	6,894,704
Willis Towers Watson PLC	255,426	60,336,730

		881,328,995

Interactive Media & Services — 0.5%
IAC/InterActiveCorp.(a)(b)	156,021	15,645,786
TripAdvisor Inc.(b)	76,671	2,079,317
Twitter Inc.(b)	1,435,352	55,533,769
Vimeo Inc.(b)	28,652	340,386

		73,599,258

Internet & Direct Marketing Retail — 0.1%
DoorDash Inc., Class A(b)	35,260	4,132,119
Qurate Retail Inc., Series A	748,187	3,561,370
Wayfair Inc., Class A(a)(b)	69,882	7,741,528

		15,435,017

IT Services — 1.9%
Akamai Technologies Inc.(a)(b)	331,368	39,562,026
Alliance Data Systems Corp.	104,362	5,859,926

Security	Shares	Value

IT Services (continued)
Amdocs Ltd.	253,553	$20,844,592
Broadridge Financial Solutions Inc.	21,433	3,337,332
Cloudflare Inc., Class A(a)(b)	31,239	3,739,308
Concentrix Corp.	86,949	14,482,225
DXC Technology Co.(b)	502,519	16,397,195
Euronet Worldwide Inc.(b)	29,767	3,874,175
Fastly Inc., Class A(a)(b)	212,845	3,699,246
FleetCor Technologies Inc.(b)	125,949	31,368,858
Genpact Ltd.	356,128	15,495,129
GoDaddy Inc., Class A(b)	310,294	25,971,608
Jack Henry & Associates Inc.	110,021	21,679,638
Paychex Inc.	83,787	11,434,412
Paysafe Ltd.(a)(b)	739,640	2,507,380
SolarWinds Corp.	70,295	935,627
StoneCo Ltd., Class A(b)	30,716	359,377
Thoughtworks Holding Inc.(b)	57,007	1,186,316
VeriSign Inc.(b)	199,900	44,469,754
Western Union Co. (The)	613,870	11,503,924
WEX Inc.(b)	29,587	5,279,800

		283,987,848

Leisure Products — 0.2%
Brunswick Corp./DE	139,992	11,323,953
Hasbro Inc.	262,236	21,482,373
Polaris Inc.	35,526	3,741,598

		36,547,924

Life Sciences Tools & Services — 1.1%
Adaptive Biotechnologies Corp.(a)(b)	23,890	331,593
Agilent Technologies Inc.	63,772	8,438,949
Azenta Inc.	25,927	2,148,830
Bio-Rad Laboratories Inc., Class A(b)	43,834	24,688,624
Charles River Laboratories International Inc.(b)	6,331	1,797,814
IQVIA Holdings Inc.(b)	198,376	45,866,515
PerkinElmer Inc.(a)	259,200	45,220,032
QIAGEN NV(b)	470,724	23,065,476
Repligen Corp.(b)	6,401	1,203,964
Syneos Health Inc.(a)(b)	183,711	14,871,405
Waters Corp.(b)	8,608	2,671,837

		170,305,039

Machinery — 4.6%
AGCO Corp.	115,850	16,917,576
Allison Transmission Holdings Inc.	52,853	2,075,009
Colfax Corp.(b)	286,857	11,414,040
Crane Co.	100,865	10,921,662
Cummins Inc.	294,955	60,498,220
Donaldson Co. Inc.	220,627	11,457,160
Dover Corp.	294,916	46,272,320
Flowserve Corp.	271,666	9,752,809
Fortive Corp.	671,469	40,912,606
Gates Industrial Corp. PLC(a)(b)	193,459	2,913,493
Graco Inc.	132,107	9,210,500
IDEX Corp.	155,918	29,894,158
Ingersoll Rand Inc.	811,590	40,863,557
ITT Inc.	177,017	13,313,449
Middleby Corp. (The)(b)	79,069	12,962,572
Nordson Corp.	99,472	22,588,102
Oshkosh Corp.	136,763	13,765,196
Otis Worldwide Corp.	874,437	67,287,927
PACCAR Inc.	703,554	61,962,001
Parker-Hannifin Corp.	220,508	62,571,350

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Pentair PLC	342,187	$18,549,957
Snap-on Inc.	108,775	22,351,087
Stanley Black & Decker Inc.	331,654	46,361,913
Timken Co. (The)	131,172	7,962,140
Toro Co. (The)	11,688	999,207
Westinghouse Air Brake Technologies Corp.	368,340	35,423,258
Xylem Inc./NY	125,624	10,710,702

		689,911,971

Marine — 0.1%
Kirby Corp.(b)	124,465	8,985,128

Media — 2.2%
Altice USA Inc., Class A(b)	129,142	1,611,692
Cable One Inc.	5,296	7,754,615
Discovery Inc., Class A(a)(b)	342,486	8,534,751
Discovery Inc., Class C, NVS(b)	649,813	16,225,831
DISH Network Corp., Class A(a)(b)	511,741	16,196,603
Fox Corp., Class A, NVS	642,226	25,335,816
Fox Corp., Class B	306,183	11,108,319
Interpublic Group of Companies Inc. (The)	804,006	28,502,013
Liberty Broadband Corp., Class A(b)	47,823	6,267,682
Liberty Broadband Corp., Class C, NVS(b)	289,772	39,211,947
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	188,860	8,632,791
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(b)	331,505	15,159,724
Loyalty Ventures Inc.(b)	40,064	662,258
New York Times Co. (The), Class A	340,830	15,623,647
News Corp., Class A, NVS	803,624	17,800,272
News Corp., Class B	244,368	5,503,167
Nexstar Media Group Inc., Class A	76,030	14,330,134
Omnicom Group Inc.	427,058	36,248,683
Paramount Global, Class B, NVS	1,198,247	45,305,719
Sirius XM Holdings Inc.(a)	1,794,755	11,881,278
ViacomCBS Inc., Class A(a)	16,481	665,997

		332,562,939

Metals & Mining — 1.6%
Alcoa Corp.	379,709	34,185,201
Cleveland-Cliffs Inc.(b)	920,605	29,652,687
Nucor Corp.	561,799	83,511,422
Reliance Steel & Aluminum Co.	128,519	23,563,959
Royal Gold Inc.	134,326	18,977,577
Steel Dynamics Inc.	316,468	26,402,925
United States Steel Corp.	533,508	20,134,592

		236,428,363

Mortgage Real Estate Investment — 0.4%
AGNC Investment Corp.	1,074,883	14,080,967
Annaly Capital Management Inc.	2,923,965	20,584,713
New Residential Investment Corp.	899,712	9,878,838
Starwood Property Trust Inc.	600,534	14,514,907

		59,059,425

Multi-Utilities — 2.8%
Ameren Corp.	523,054	49,041,543
CenterPoint Energy Inc.	1,219,880	37,377,123
CMS Energy Corp.	596,826	41,742,010
Consolidated Edison Inc.	727,881	68,915,773
DTE Energy Co.	397,423	52,543,295
NiSource Inc.	809,702	25,748,524
Public Service Enterprise Group Inc.	1,040,857	72,859,990

Security	Shares	Value

Multi-Utilities (continued)
WEC Energy Group Inc.	648,736	$64,750,340

		412,978,598

Multiline Retail — 0.7%
Dollar Tree Inc.(b)	457,749	73,308,502
Kohl’s Corp.	284,883	17,224,026
Nordstrom Inc.	34,928	946,898
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	131,353	5,642,925

		97,122,351

Oil, Gas & Consumable Fuels — 6.3%
Antero Midstream Corp.	701,081	7,620,751
APA Corp.	747,185	30,881,156
Continental Resources Inc./OK	122,330	7,502,499
Coterra Energy Inc.	1,375,521	37,097,801
Devon Energy Corp.	1,385,986	81,953,352
Diamondback Energy Inc.	194,563	26,670,696
DTE Midstream LLC(b)	200,591	10,884,068
EQT Corp.	629,278	21,653,456
Hess Corp.	531,353	56,876,025
HF Sinclair Corp.	308,252	12,283,842
Marathon Oil Corp.	1,598,890	40,148,128
Marathon Petroleum Corp.	1,267,662	108,385,101
Occidental Petroleum Corp.	1,516,861	86,066,693
ONEOK Inc.	912,024	64,416,255
Phillips 66	960,649	82,990,467
Pioneer Natural Resources Co.	245,842	61,467,875
Targa Resources Corp.	464,580	35,061,853
Valero Energy Corp.	842,621	85,559,736
Williams Companies Inc. (The)	2,507,951	83,790,643

		941,310,397

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	165,592	10,286,575
Sylvamo Corp.(b)	72,068	2,398,423

		12,684,998

Personal Products — 0.1%
Coty Inc., Class A(b)	725,889	6,525,742
Herbalife Nutrition Ltd.(b)	172,641	5,241,381
Olaplex Holdings Inc.(a)(b)	132,678	2,073,757

		13,840,880

Pharmaceuticals — 1.0%
Catalent Inc.(b)	268,006	29,721,866
Elanco Animal Health Inc.(b)	915,292	23,879,968
Jazz Pharmaceuticals PLC(b)	123,451	19,217,617
Nektar Therapeutics(a)(b)	361,762	1,949,897
Organon & Co.	520,982	18,197,901
Perrigo Co. PLC	274,925	10,565,368
Royalty Pharma PLC, Class A	274,631	10,699,624
Viatris Inc.	2,483,626	27,021,851

		141,254,092

Professional Services — 1.7%
CACI International Inc., Class A(b)	47,813	14,404,144
Clarivate PLC(a)(b)	959,715	16,084,823
CoStar Group Inc.(b)	179,932	11,985,271
Dun & Bradstreet Holdings Inc.(b)	322,361	5,647,765
Equifax Inc.	154,219	36,565,325
FTI Consulting Inc.(a)(b)	69,505	10,927,576
Jacobs Engineering Group Inc.	266,778	36,764,676
Legalzoomcom Inc.(a)(b)	79,523	1,124,455
Leidos Holdings Inc.	290,132	31,340,059

92	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
ManpowerGroup Inc.	111,759	$10,496,405
Nielsen Holdings PLC	729,049	19,859,295
Robert Half International Inc.	27,206	3,106,381
Science Applications International Corp.	116,687	10,755,041
TransUnion	124,841	12,901,069
Verisk Analytics Inc.	119,145	25,572,091

		247,534,376

Real Estate Management & Development — 0.7%
CBRE Group Inc., Class A(b)	653,092	59,770,980
Howard Hughes Corp. (The)(a)(b)	86,516	8,963,923
Jones Lang LaSalle Inc.(a)(b)	104,071	24,920,841
Opendoor Technologies Inc.(a)(b)	752,917	6,512,732

		100,168,476

Road & Rail — 0.4%
AMERCO	18,450	11,013,543
JB Hunt Transport Services Inc.	18,968	3,808,585
Knight-Swift Transportation Holdings Inc.	328,990	16,600,835
Landstar System Inc.	8,684	1,309,808
Old Dominion Freight Line Inc.	16,276	4,861,316
Ryder System Inc.	109,186	8,661,725
Schneider National Inc., Class B	104,239	2,658,094
TuSimple Holdings Inc., Class A(a)(b)	238,650	2,911,530
XPO Logistics Inc.(b)	28,552	2,078,586

		53,904,022

Semiconductors & Semiconductor Equipment — 1.9%
Cirrus Logic Inc.(b)	117,434	9,957,229
First Solar Inc.(b)	216,886	18,162,034
GLOBALFOUNDRIES Inc.(a)(b)	50,573	3,156,767
Marvell Technology Inc.	1,737,977	124,630,330
Microchip Technology Inc.	176,625	13,271,603
MKS Instruments Inc.	17,365	2,604,750
ON Semiconductor Corp.(b)	397,987	24,917,966
Qorvo Inc.(b)	223,133	27,690,805
Skyworks Solutions Inc.	179,173	23,880,177
Wolfspeed Inc.(a)(b)	238,264	27,128,739

		275,400,400

Software — 1.7%
ANSYS Inc.(b)	104,899	33,321,167
Black Knight Inc.(b)	314,620	18,244,814
C3.ai Inc., Class A(a)(b)	88,677	2,012,968
CDK Global Inc.	201,266	9,797,629
Ceridian HCM Holding Inc.(a)(b)	270,762	18,509,290
Citrix Systems Inc.	162,925	16,439,133
Datto Holding Corp.(a)(b)	47,977	1,281,945
Dolby Laboratories Inc., Class A	132,302	10,348,662
Duck Creek Technologies Inc.(b)	127,037	2,810,058
Dynatrace Inc.(b)	25,933	1,221,444
Guidewire Software Inc.(a)(b)	171,514	16,228,655
Informatica Inc.(a)(b)	18,990	374,863
Jamf Holding Corp.(a)(b)	16,304	567,542
Mandiant Inc.(b)	335,363	7,481,949
Manhattan Associates Inc.(a)(b)	61,615	8,546,617
N-able Inc.(b)	91,688	834,361
NCR Corp.(b)	176,301	7,085,537
NortonLifeLock Inc.	834,433	22,129,163
Paycor HCM Inc.(a)(b)	32,354	941,825
Pegasystems Inc.	4,602	371,151
Procore Technologies Inc.(a)(b)	33,790	1,958,468
SS&C Technologies Holdings Inc.	460,030	34,511,451

Security	Shares	Value

Software (continued)
Synopsys Inc.(b)	114,189	$38,055,768
Teradata Corp.(a)(b)	32,002	1,577,379
Tyler Technologies Inc.(b)	10,854	4,828,836

		259,480,675

Specialty Retail — 2.0%
Advance Auto Parts Inc.	128,265	26,545,725
AutoNation Inc.(a)(b)	84,197	8,384,337
AutoZone Inc.(b)	33,426	68,342,131
Bath & Body Works Inc.	204,243	9,762,815
Best Buy Co. Inc.	381,558	34,683,622
Burlington Stores Inc.(b)	7,746	1,411,089
CarMax Inc.(a)(b)	307,130	29,631,903
Dick’s Sporting Goods Inc.	124,407	12,443,188
Foot Locker Inc.	178,459	5,293,094
Gap Inc. (The)	424,178	5,972,426
Leslie’s Inc.(a)(b)	39,284	760,538
Lithia Motors Inc.	54,867	16,466,684
O’Reilly Automotive Inc.(b)	95,578	65,467,107
Penske Automotive Group Inc.	64,151	6,012,232
Petco Health & Wellness Co. Inc.(a)(b)	105,524	2,065,105
Victoria’s Secret & Co.(a)(b)	67,295	3,456,271
Vroom Inc.(a)(b)	173,823	462,369
Williams-Sonoma Inc.	36,197	5,248,565

		302,409,201

Technology Hardware, Storage & Peripherals — 1.0%
Hewlett Packard Enterprise Co.	2,674,810	44,696,075
HP Inc.	1,459,485	52,979,306
NetApp Inc.	154,200	12,798,600
Pure Storage Inc., Class A(b)	34,354	1,213,040
Western Digital Corp.(b)	641,371	31,844,070
Xerox Holdings Corp.	261,383	5,272,095

		148,803,186

Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings Ltd.(b)	297,221	15,274,187
Carter’s Inc.	84,318	7,756,413
Columbia Sportswear Co.	75,395	6,825,509
Deckers Outdoor Corp.(b)	48,055	13,156,017
Hanesbrands Inc.	280,858	4,181,976
PVH Corp.	143,463	10,990,701
Ralph Lauren Corp.	93,615	10,619,686
Skechers U.S.A. Inc., Class A(a)(b)	242,165	9,870,645
Tapestry Inc.	490,416	18,218,954
Under Armour Inc., Class A(a)(b)	395,942	6,738,933
Under Armour Inc., Class C, NVS(a)(b)	419,922	6,533,986
VF Corp.	236,489	13,446,765

		123,613,772

Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp.	659,828	8,940,670
New York Community Bancorp. Inc.	933,913	10,011,547
TFS Financial Corp.	98,399	1,633,423
UWM Holdings Corp.	98,031	444,081

		21,029,721

Trading Companies & Distributors — 0.7%
Air Lease Corp.	221,360	9,883,724
Core & Main Inc., Class A(a)(b)	55,652	1,346,222
Fastenal Co.	131,028	7,783,063
MSC Industrial Direct Co. Inc., Class A	94,024	8,011,785
SiteOne Landscape Supply Inc.(a)(b)	44,184	7,144,111
United Rentals Inc.(b)	97,208	34,529,254

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
Univar Solutions Inc.(b)	347,035	$11,153,705
Watsco Inc.	66,785	20,345,382
WW Grainger Inc.	15,898	8,200,029

		108,397,275

Water Utilities — 0.6%
American Water Works Co. Inc.	373,147	61,767,023
Essential Utilities Inc.	475,685	24,321,774

		86,088,797

Total Common Stocks — 99.7% (Cost: $11,656,398,542)		14,867,953,586

Short-Term Investments

Money Market Funds — 2.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	397,615,553	397,536,030
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	21,620,000	21,620,000

		419,156,030

Total Short-Term Investments — 2.8% (Cost: $419,094,994)		419,156,030

Total Investments in Securities — 102.5% (Cost: $12,075,493,536)		15,287,109,616

Other Assets, Less Liabilities — (2.5)%		(379,364,351)

Net Assets — 100.0%		$ 14,907,745,265

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$235,625,516	$162,144,941	(a)	$—	$(105,898)	$(128,529)	$397,536,030	397,615,553	$787,079	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	18,090,000	3,530,000	(a)	—	—	—	21,620,000	21,620,000	5,779		—

					$(105,898)	$(128,529)	$419,156,030		$792,858		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

94	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap Value ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	42	06/17/22	$9,515	$476,844
S&P Mid 400 E-Mini Index	100	06/17/22	26,892	837,682

				$1,314,526

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,314,526

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(989,951)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,329,904

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$33,307,595

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) March 31, 2022	iShares® Russell Mid-Cap Value ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$14,867,369,595	$583,991	$—	$14,867,953,586
Money Market Funds	419,156,030	—	—	419,156,030

	$15,286,525,625	$583,991	$—	$15,287,109,616

Derivative financial instruments(a)
Assets
Futures Contracts	$1,314,526	$—	$—	$1,314,526

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

96	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2022

	iShares Micro-Cap ETF	iShares Russell 2500 ETF	iShares Russell 3000 ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,093,567,577	$241,442,211	$11,961,393,330
Affiliated(c)	174,014,783	292,368,254	279,828,282
Cash	128,559	13,344	179,807
Cash pledged:
Futures contracts	146,710	34,000	1,393,459
Receivables:
Investments sold	2,675,665	—	250,353
Securities lending income — Affiliated	254,450	36,252	91,164
Capital shares sold	—	9,335	826
Dividends	770,367	212,013	7,841,849

Total assets	1,271,558,111	534,115,409	12,250,979,070

LIABILITIES
Collateral on securities loaned, at value	172,831,037	110,935,120	231,164,775
Payables:
Investments purchased	1,493,183	—	826
Variation margin on futures contracts	27,065	6,980	349,074
Capital shares redeemed	1,292	—	—
Investment advisory fees	561,820	23,769	1,981,837

Total liabilities	174,914,397	110,965,869	233,496,512

NET ASSETS	$1,096,643,714	$423,149,540	$12,017,482,558

NET ASSETS CONSIST OF:
Paid-in capital	$1,290,071,487	$399,790,109	$8,162,849,885
Accumulated earnings (loss)	(193,427,773)	23,359,431	3,854,632,673

NET ASSETS	$1,096,643,714	$423,149,540	$12,017,482,558

Shares outstanding	8,500,000	6,800,000	45,850,000

Netasset value	$129.02	$62.23	$262.10

Sharesauthorized	Unlimited	Unlimited	Unlimited

Parvalue	None	None	None

(a) Securities loaned, at value	$161,043,637	$107,559,992	$223,406,467
(b) Investments, at cost — Unaffiliated	$1,151,550,371	$220,764,509	$7,904,960,674
(c) Investments, at cost — Affiliated	$174,026,145	$286,687,448	$269,445,799

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	97

Statements of Assets and Liabilities   (continued)

March 31, 2022

	iShares Russell Mid-Cap ETF	iShares Russell Mid-Cap Growth ETF	iShares Russell Mid-Cap Value ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$30,234,133,292	$13,757,241,260	$14,867,953,586
Affiliated(c)	1,313,928,989	802,912,169	419,156,030
Cash	641,030	439,540	246,775
Cash pledged:
Futures contracts	3,615,420	1,134,990	2,060,590
Receivables:
Securities lending income — Affiliated	354,387	277,778	94,243
Capital shares sold	234,813	—	175,720
Dividends	28,084,234	3,439,023	19,059,273

Total assets	31,580,992,165	14,565,444,760	15,308,746,217

LIABILITIES
Collateral on securities loaned, at value	1,271,926,400	785,366,199	397,471,682
Payables:
Investments purchased	816	—	—
Variation margin on futures contracts	916,307	282,201	522,071
Capital shares redeemed	—	35,094	116,127
Investment advisory fees	4,606,253	2,622,550	2,891,072

Total liabilities	1,277,449,776	788,306,044	401,000,952

NET ASSETS	$30,303,542,389	$13,777,138,716	$14,907,745,265

NET ASSETS CONSIST OF:
Paid-in capital	$21,233,308,041	$12,841,556,579	$12,204,733,162
Accumulated earnings	9,070,234,348	935,582,137	2,703,012,103

NET ASSETS	$30,303,542,389	$13,777,138,716	$14,907,745,265

Shares outstanding	388,400,000	137,050,000	124,700,000

Net asset value	$78.02	$100.53	$119.55

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$1,226,083,859	$752,181,377	$383,214,540
(b) Investments, at cost — Unaffiliated	$20,240,419,610	$11,983,921,991	$11,656,398,542
(c) Investments, at cost — Affiliated	$1,313,911,947	$802,858,117	$419,094,994

See notes to financial statements.

98	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2022

	iShares Micro-Cap ETF	iShares Russell 2500 ETF	iShares Russell 3000 ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$11,342,170	$2,544,710	$155,041,625
Dividends — Affiliated	14,754	1,546,286	686,454
Securities lending income — Affiliated — net	3,020,241	422,351	732,274
Other income — Unaffiliated	10,203	—	—
Foreign taxes withheld	(19,884)	(2,073)	(42,333)

Total investment income	14,367,484	4,511,274	156,418,020

EXPENSES
Investment advisory fees	7,587,317	523,462	24,003,897
Professional fees	217	217	217

Total expenses	7,587,534	523,679	24,004,114

Less:
Investment advisory fees waived	—	(286,466)	—

Total expenses after fees waived	7,587,534	237,213	24,004,114

Net investment income	6,779,950	4,274,061	132,413,906

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	47,761,736	(2,173,203)	(9,891,921)
Investments — Affiliated	(52,090)	(158,587)	(63,719)
In-kind redemptions — Unaffiliated	209,749,072	15,578,593	861,755,622
In-kind redemptions — Affiliated	—	7,521,154	2,707,541
Futures contracts	(240,796)	25,169	1,940,308

Net realized gain	257,217,922	20,793,126	856,447,831

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(412,751,836)	(8,821,884)	291,956,948
Investments — Affiliated	(91,828)	(20,495,784)	(2,247,532)
Futures contracts	13,729	6,519	1,070,191

Net change in unrealized appreciation (depreciation)	(412,829,935)	(29,311,149)	290,779,607

Net realized and unrealized gain (loss)	(155,612,013)	(8,518,023)	1,147,227,438

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(148,832,063)	$(4,243,962)	$1,279,641,344

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	99

Statements of Operations  (continued)

Year Ended March 31, 2022

	iShares Russell Mid-Cap ETF	iShares Russell Mid-Cap Growth ETF	iShares Russell Mid-Cap Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$368,398,350	$84,471,911	$233,484,939
Dividends — Affiliated	99,673	70,454	26,250
Securities lending income — Affiliated — net	2,858,706	2,650,914	766,608
Foreign taxes withheld	(102,223)	(16,883)	(66,010)

Total investment income	371,254,506	87,176,396	234,211,787

EXPENSES
Investment advisory fees	54,833,143	35,394,530	33,380,326
Professional fees	217	217	217

Total expenses	54,833,360	35,394,747	33,380,543

Net investment income	316,421,146	51,781,649	200,831,244

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	430,247,881	171,302,050	730,659,503
Investments — Affiliated	(309,770)	(280,948)	(105,898)
In-kind redemptions — Unaffiliated	1,281,815,912	2,733,982,624	497,136,508
Futures contracts	1,656,395	1,528,652	(989,951)

Net realized gain	1,713,410,418	2,906,532,378	1,226,700,162

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(185,064,513)	(3,079,154,370)	52,182,908
Investments — Affiliated	(532,623)	(413,425)	(128,529)
Futures contracts	2,361,973	910,512	1,329,904

Net change in unrealized appreciation (depreciation)	(183,235,163)	(3,078,657,283)	53,384,283

Net realized and unrealized gain (loss)	1,530,175,255	(172,124,905)	1,280,084,445

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,846,596,401	$(120,343,256)	$1,480,915,689

See notes to financial statements.

100	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Micro-Cap ETF		iShares Russell 2500 ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,779,950	$7,953,178	$4,274,061	$1,875,578
Net realized gain	257,217,922	18,081,192	20,793,126	4,120,692
Net change in unrealized appreciation (depreciation)	(412,829,935)	632,697,905	(29,311,149)	66,690,370

Net increase (decrease) in net assets resulting from operations	(148,832,063)	658,732,275	(4,243,962)	72,686,640

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(9,212,592)	(8,886,794)	(4,296,696)	(2,053,020)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(131,900,161)	174,536,784	164,572,268	154,463,552

NET ASSETS
Total increase (decrease) in net assets	(289,944,816)	824,382,265	156,031,610	225,097,172
Beginning of year	1,386,588,530	562,206,265	267,117,930	42,020,758

End of year	$1,096,643,714	$1,386,588,530	$423,149,540	$267,117,930

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	101

Statements of Changes in Net Assets  (continued)

	iShares Russell 3000 ETF		iShares Russell Mid-Cap ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$132,413,906	$135,062,426	$316,421,146	$270,198,642
Net realized gain	856,447,831	1,061,621,917	1,713,410,418	700,515,561
Net change in unrealized appreciation (depreciation)	290,779,607	3,423,435,522	(183,235,163)	10,488,765,188

Net increase in net assets resulting from operations	1,279,641,344	4,620,119,865	1,846,596,401	11,459,479,391

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(135,842,146)	(140,402,335)	(335,661,159)	(291,549,968)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(84,663,380)	(1,752,359,037)	1,669,289,907	201,796,936

NET ASSETS
Total increase in net assets	1,059,135,818	2,727,358,493	3,180,225,149	11,369,726,359
Beginning of year	10,958,346,740	8,230,988,247	27,123,317,240	15,753,590,881

End of year	$12,017,482,558	$10,958,346,740	$30,303,42,389	$27,123,317,240

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

102	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares Russell Mid-Cap Growth ETF		iShares Russell Mid-Cap Value ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$51,781,649	$48,647,158	$200,831,244	$174,406,967
Net realized gain	2,906,532,378	1,634,159,985	1,226,700,162	31,845,912
Net change in unrealized appreciation (depreciation)	(3,078,657,283)	4,645,472,122	53,384,283	5,513,829,072

Net increase (decrease) in net assets resulting from operations	(120,343,256)	6,328,279,265	1,480,915,689	5,720,081,951

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(57,154,726)	(50,299,403)	(220,370,366)	(194,749,263)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(867,632,402)	(809,354,311)	527,173,955	(607,251,620)

NET ASSETS
Total increase (decrease) in net assets	(1,045,130,384)	5,468,625,551	1,787,719,278	4,918,081,068
Beginning of year	14,822,269,100	9,353,643,549	13,120,025,987	8,201,944,919

End of year	$13,777,138,716	$14,822,269,100	$14,907,745,265	$13,120,025,987

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	103

Financial Highlights

(For a share outstanding throughout each period)

	iShares Micro-Cap ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$146.73	$67.33	$92.88	$96.11	$85.68

Net investment income(a)	0.76	0.96	0.94	0.89	0.79
Net realized and unrealized gain (loss)(b)	(17.42)	79.50	(25.28)	(3.24)	10.68

Net increase (decrease) from investment operations	(16.66)	80.46	(24.34)	(2.35)	11.47

Distributions(c)
From net investment income	(1.05)	(1.06)	(1.21)	(0.88)	(1.04)

Total distributions	(1.05)	(1.06)	(1.21)	(0.88)	(1.04)

Net asset value, end of year	$129.02	$146.73	$67.33	$92.88	$96.11

Total Return(d)
Based on net asset value	(11.41)%	120.24%	(26.47)%	(2.48)%	13.43%

Ratios to Average Net Assets(e)
Total expenses	0.60%	0.60%	0.60%	0.60%	0.60%

Net investment income	0.54%	0.92%	1.03%	0.91%	0.86%

Supplemental Data
Net assets, end of year (000)	$1,096,644	$1,386,589	$562,206	$882,335	$879,375

Portfolio turnover rate(f)	44%	35%	24%	25%	22%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

104	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2500 ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Period From 07/06/17(a) to 03/31/18

Net asset value, beginning of period	$62.85	$33.62	$44.13	$43.24	$39.34

Net investment income(b)	0.79	0.75	0.72	0.65	0.42
Net realized and unrealized gain (loss)(c)	(0.66)	29.21	(10.50)	1.22	3.88

Net increase (decrease) from investment operations	0.13	29.96	(9.78)	1.87	4.30

Distributions(d)
From net investment income	(0.75)	(0.73)	(0.73)	(0.62)	(0.40)
From net realized gain	—	—	—	(0.36)	—
Return of capital	—	—	—	—	(0.00	)(e)

Total distributions	(0.75)	(0.73)	(0.73)	(0.98)	(0.40)

Net asset value, end of period	$62.23	$62.85	$33.62	$44.13	$43.24

Total Return(f)
Based on net asset value	0.17%	89.71%	(22.47)%	4.49%	10.96	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15	%(i)

Total expenses after fees waived	0.07%	0.07%	0.07%	0.06%	0.07	%(i)

Net investment income	1.22%	1.44%	1.60%	1.49%	1.37	%(i)

Supplemental Data
Net assets, end of period (000)	$423,150	$267,118	$42,021	$35,302	$6,486

Portfolio turnover rate(j)	12%	16%	14%	12%	5	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	105

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 3000 ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$237.19	$148.31	$166.74	$156.30	$139.89

Net investment income(a)	2.87	2.73	2.91	2.78	2.53
Net realized and unrealized gain (loss)(b)	25.00	89.03	(18.04)	10.52	16.45

Net increase (decrease) from investment operations	27.87	91.76	(15.13)	13.30	18.98

Distributions(c)
From net investment income	(2.96)	(2.88)	(3.30)	(2.86)	(2.57)

Total distributions	(2.96)	(2.88)	(3.30)	(2.86)	(2.57)

Net asset value, end of year	$262.10	$237.19	$148.31	$166.74	$156.30

Total Return(d)
Based on net asset value	11.75%	62.21%	(9.29)%	8.59%	13.64%

Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.10%	1.37%	1.69%	1.72%	1.68%

Supplemental Data
Net assets, end of year (000)	$12,017,483	$10,958,347	$8,230,988	$9,379,045	$8,182,126

Portfolio turnover rate(f)	5%	4%	5%	5%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

106	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19 (a)	Year Ended 03/31/18 (a)

Net asset value, beginning of year	$73.93	$43.20	$53.93	$51.61	$46.82

Net investment income(b)	0.84	0.74	0.91	0.81	0.76
Net realized and unrealized gain (loss)(c)	4.14	30.79	(10.71)	2.44	4.84

Net increase (decrease) from investment operations	4.98	31.53	(9.80)	3.25	5.60

Distributions(d)
From net investment income	(0.89)	(0.80)	(0.93)	(0.93)	(0.81)

Total distributions	(0.89)	(0.80)	(0.93)	(0.93)	(0.81)

Net asset value, end of year	$78.02	$73.93	$43.20	$53.93	$51.61

Total Return(e)
Based on net asset value	6.72%	73.38%	(18.44)%	6.38%	12.02%

Ratios to Average Net Assets(f)
Total expenses	0.18%	0.19%	0.19%	0.19%	0.20%

Net investment income	1.07%	1.23%	1.63%	1.55%	1.53%

Supplemental Data
Net assets, end of year (000)	$30,303,542	$27,123,317	$15,753,591	$18,593,536	$16,988,034

Portfolio turnover rate(g)	13%	14%	10%	11%	10%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on October 25, 2018.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	107

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Growth ETF

	Year Ended 03/31/22	Year Ended 03/31/21 (a)	Year Ended 03/31/20 (a)	Year Ended 03/31/19 (a)	Year Ended 03/31/18 (a)

Net asset value, beginning of year	$102.01	$60.86	$67.81	$61.46	$51.90

Net investment income(b)	0.37	0.32	0.47	0.56	0.48
Net realized and unrealized gain (loss)(c)	(1.44)	41.16	(6.97)	6.35	9.58

Net increase (decrease) from investment operations	(1.07)	41.48	(6.50)	6.91	10.06

Distributions(d)
From net investment income	(0.41)	(0.33)	(0.45)	(0.56)	(0.50)

Total distributions	(0.41)	(0.33)	(0.45)	(0.56)	(0.50)

Net asset value, end of year	$100.53	$102.01	$60.86	$67.81	$61.46

Total Return(e)
Based on net asset value	(1.09)%	68.27%	(9.67)%	11.28%	19.46%

Ratios to Average Net Assets(f)
Total expenses	0.23%	0.23%	0.24%	0.24%	0.24%

Net investment income	0.34%	0.36%	0.65%	0.88%	0.84%

Supplemental Data
Net assets, end of year (000)	$13,777,139	$14,822,269	$9,353,644	$10,217,865	$8,561,654

Portfolio turnover rate(g)	35%	23%	23%	20%	24%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

108	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Value ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$109.15	$64.10	$86.86	$86.44	$83.02

Net investment income(a)	1.62	1.43	1.93	1.67	1.69
Net realized and unrealized gain (loss)(b)	10.55	45.22	(22.63)	0.70	3.48

Net increase (decrease) from investment operations	12.17	46.65	(20.70)	2.37	5.17

Distributions(c)
From net investment income	(1.77)	(1.60)	(2.06)	(1.95)	(1.75)

Total distributions	(1.77)	(1.60)	(2.06)	(1.95)	(1.75)

Net asset value, end of year	$119.55	$109.15	$64.10	$86.86	$86.44

Total Return(d)
Based on net asset value	11.19%	73.40%	(24.28)%	2.78%	6.28%

Ratios to Average Net Assets(e)
Total expenses	0.23%	0.23%	0.24%	0.24%	0.24%

Net investment income	1.39%	1.65%	2.18%	1.93%	1.98%

Supplemental Data
Net assets, end of year (000)	$14,907,745	$13,120,026	$8,201,945	$11,218,007	$10,533,292

Portfolio turnover rate(f)	21%	25%	20%	25%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	109

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Micro-Cap	Diversified
Russell 2500	Diversified
Russell 3000	Diversified
Russell Mid-Cap	Diversified
Russell Mid-Cap Growth	Diversified
Russell Mid-Cap Value	Diversified

Currently the iShares Russell 2500 ETF seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements, including the accounting policies, and schedules of investments for the underlying Fund are available on iShares.com and should be read in conjunction with the Fund’s financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

110	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities

N O T E S T O F I N A N C I A L S T A T E M E N T S	111

Notes to Financial Statements   (continued)

on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Micro-Cap
Barclays Bank PLC	$9,183,974	$9,183,974		$—	$—
Barclays Capital, Inc.	1,370,896	1,370,896		—	—
BMO Capital Markets Corp.	29,705	29,705		—	—
BNP Paribas SA	27,534,496	27,534,496		—	—
BofA Securities, Inc.	15,933,364	15,933,364		—	—
Citigroup Global Markets, Inc.	3,511,737	3,511,737		—	—
Credit Suisse Securities (USA) LLC	66,291	66,291		—	—
Goldman Sachs & Co. LLC	20,662,055	20,662,055		—	—
HSBC Bank PLC	217,303	217,303		—	—
ING Financial Markets LLC	50,832	50,832		—	—
J.P. Morgan Securities LLC	26,191,401	26,191,401		—	—
Jefferies LLC	863,142	863,142		—	—
Morgan Stanley	17,722,300	17,722,300		—	—
National Financial Services LLC	8,319,003	8,319,003		—	—
Nomura Securities International, Inc.	118,523	118,523		—	—
Pershing LLC	14,030	14,030		—	—
RBC Capital Markets LLC	2,057,617	2,057,617		—	—
Scotia Capital (USA), Inc.	55,069	55,069		—	—
SG Americas Securities LLC	897,276	897,276		—	—
State Street Bank & Trust Co.	6,509,522	6,509,522		—	—
Toronto-Dominion Bank	4,045,516	4,045,516		—	—
UBS AG	5,939,443	5,939,443		—	—
UBS Securities LLC	2,283,882	2,283,882		—	—
Wells Fargo Bank N.A.	3,707,341	3,707,341		—	—
Wells Fargo Securities LLC	3,758,919	3,758,919		—	—

	$161,043,637	$161,043,637		$—	$—

112	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Russell 2500
Barclays Bank PLC	$91,362,563	$91,362,563		$—	$—
BNP Paribas SA	440,650	440,650		—	—
BofA Securities, Inc.	817	817		—	—
Citigroup Global Markets, Inc.	1,439,608	1,439,608		—	—
J.P. Morgan Securities LLC	4,078,261	4,078,261		—	—
Jefferies LLC	152,738	152,738		—	—
Scotia Capital (USA), Inc.	1,815	1,815		—	—
SG Americas Securities LLC	8,995,452	8,995,452		—	—
State Street Bank & Trust Co.	13,490	13,490		—	—
Toronto-Dominion Bank	200,779	200,779		—	—
UBS AG	437	430		—	(7	)(b)
UBS Securities LLC	869,983	869,983		—	—
Wells Fargo Securities LLC	3,399	3,399		—	—

	$107,559,992	$107,559,985		$—	$(7)

Russell 3000
Barclays Bank PLC	$6,115,399	$6,115,399		$—	$—
Barclays Capital, Inc.	12,460,332	12,460,332		—	—
BMO Capital Markets Corp.	34,345	34,345		—	—
BNP Paribas SA	47,522,398	47,522,398		—	—
BofA Securities, Inc.	18,812,120	18,812,120		—	—
Citadel Clearing LLC	31,328	31,328		—	—
Citigroup Global Markets, Inc.	11,257,498	11,257,498		—	—
Credit Suisse Securities (USA) LLC	691,114	691,114		—	—
Deutsche Bank Securities, Inc.	46,800	46,800		—	—
Goldman Sachs & Co. LLC	31,377,127	31,377,127		—	—
HSBC Bank PLC	26,405	22,838		—	(3,567	)(b)
ING Financial Markets LLC	10,196	10,196		—	—
J.P. Morgan Securities LLC	43,422,568	43,422,568		—	—
Jefferies LLC	1,828,192	1,828,192		—	—
Morgan Stanley	22,623,855	22,623,855		—	—
National Financial Services LLC	868,969	868,969		—	—
Natixis SA	401,641	401,641		—	—
Pershing LLC	138,881	138,881		—	—
RBC Capital Markets LLC	5,219,956	5,219,956		—	—
Scotia Capital (USA), Inc.	7,206,278	7,206,278		—	—
SG Americas Securities LLC	358,096	358,096		—	—
State Street Bank & Trust Co.	2,816,319	2,816,319		—	—
Toronto-Dominion Bank	3,525,388	3,525,388		—	—
UBS AG	3,044,349	3,044,349		—	—
UBS Securities LLC	1,962,854	1,962,854		—	—
Wells Fargo Bank N.A.	28,045	28,045		—	—
Wells Fargo Securities LLC	1,576,014	1,576,014		—	—

	$223,406,467	$223,402,900		$—	$(3,567)

N O T E S T O F I N A N C I A L S T A T E M E N T S	113

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Russell Mid-Cap
Barclays Bank PLC	$65,606,433	$65,606,433		$—	$—
Barclays Capital, Inc.	14,466,200	14,466,200		—	—
BMO Capital Markets Corp.	24,931	24,931		—	—
BNP Paribas SA	200,734,835	200,734,835		—	—
BofA Securities, Inc.	67,749,350	67,749,350		—	—
Citadel Clearing LLC	8,675,520	8,675,520		—	—
Citigroup Global Markets, Inc.	118,569,669	118,569,669		—	—
Credit Suisse Securities (USA) LLC	3,577,432	3,577,432		—	—
Goldman Sachs & Co. LLC	115,761,728	115,761,728		—	—
HSBC Bank PLC	17,487	17,487		—	—
ING Financial Markets LLC	2,192,535	2,192,535		—	—
J.P. Morgan Securities LLC	257,574,380	257,574,380		—	—
Jefferies LLC	2,924,721	2,924,721		—	—
Morgan Stanley	97,851,388	97,851,388		—	—
National Financial Services LLC	8,881,809	8,881,809		—	—
Natixis SA	16,222,364	16,222,364		—	—
Nomura Securities International, Inc.	75,526	75,526		—	—
RBC Capital Markets LLC	62,417,549	62,417,549		—	—
Scotia Capital (USA), Inc.	50,383,268	50,383,268		—	—
SG Americas Securities LLC	2,604,026	2,604,026		—	—
State Street Bank & Trust Co.	19,203,789	19,203,789		—	—
Toronto-Dominion Bank	5,049,147	5,049,147		—	—
UBS AG	55,416,694	55,093,496		—	(323,198	)(b)
UBS Securities LLC	29,043,816	29,043,816		—	—
Virtu Americas LLC	202,132	202,132		—	—
Wells Fargo Bank N.A.	13,323,822	13,323,822		—	—
Wells Fargo Securities LLC	7,533,308	7,533,308		—	—

	$1,226,083,859	$1,225,760,661		$—	$(323,198)

Russell Mid-Cap Growth
Barclays Bank PLC	$21,060,811	$21,060,811		$—	$—
Barclays Capital, Inc.	15,115,126	15,115,126		—	—
BMO Capital Markets Corp.	64,542	64,542		—	—
BNP Paribas SA	121,512,135	121,512,135		—	—
BofA Securities, Inc.	20,120,039	20,120,039		—	—
Citadel Clearing LLC	1,692,558	1,692,558		—	—
Citigroup Global Markets, Inc.	48,553,616	48,553,616		—	—
Credit Suisse Securities (USA) LLC	1,058,446	1,058,446		—	—
Deutsche Bank Securities, Inc.	243,681	243,681		—	—
Goldman Sachs & Co. LLC	80,826,236	80,826,236		—	—
HSBC Bank PLC	5,597,400	5,597,400		—	—
ING Financial Markets LLC	893,735	893,735		—	—
J.P. Morgan Securities LLC	206,500,824	206,500,824		—	—
Jefferies LLC	2,747,006	2,747,006		—	—
Mizuho Securities USA LLC	1,982,001	1,982,001		—	—
Morgan Stanley	129,333,974	129,333,974		—	—
National Financial Services LLC	15,696,196	15,696,196		—	—
Natixis SA	12,200,969	12,200,969		—	—
RBC Capital Markets LLC	476,473	476,473		—	—
Scotia Capital (USA), Inc.	22,122,348	22,122,348		—	—
SG Americas Securities LLC	2,426,947	2,426,947		—	—
State Street Bank & Trust Co.	6,503,223	6,503,223		—	—
Toronto-Dominion Bank	481,559	481,559		—	—
UBS AG	17,284,603	17,284,603		—	—
UBS Securities LLC	1,482,819	1,482,819		—	—
Virtu Americas LLC	2,242,614	2,242,614		—	—
Wells Fargo Bank N.A.	4,848,730	4,848,730		—	—
Wells Fargo Securities LLC	9,112,766	9,112,766		—	—

	$752,181,377	$752,181,377		$—	$—

114	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Russell Mid-Cap Value
Barclays Bank PLC	$33,366,773	$33,366,773		$—	$—
Barclays Capital, Inc.	2,563,089	2,563,089		—	—
BMO Capital Markets Corp.	78,055	78,055		—	—
BNP Paribas SA	97,437,766	97,437,766		—	—
BofA Securities, Inc.	8,505,468	8,505,468		—	—
Citadel Clearing LLC	2,595,979	2,595,979		—	—
Citigroup Global Markets, Inc.	20,151,652	20,151,652		—	—
Credit Suisse Securities (USA) LLC	3,397,123	3,397,123		—	—
Deutsche Bank Securities, Inc.	7,213	7,213		—	—
Goldman Sachs & Co. LLC	77,441,008	77,441,008		—	—
J.P. Morgan Securities LLC	29,111,895	29,111,895		—	—
Jefferies LLC	3,680,207	3,680,207		—	—
Morgan Stanley	37,076,317	37,076,317		—	—
National Financial Services LLC	7,130,756	7,130,756		—	—
Natixis SA	406	405		—	(1	)(b)
SG Americas Securities LLC	2,102,799	2,102,799		—	—
State Street Bank & Trust Co.	25,251,709	25,251,709		—	—
Toronto-Dominion Bank	24,292,121	24,292,121		—	—
UBS AG	2,677,227	2,677,227		—	—
UBS Securities LLC	3,044,206	3,044,206		—	—
Virtu Americas LLC	1,472,310	1,472,310		—	—
Wells Fargo Bank N.A.	32,014	32,014		—	—
Wells Fargo Securities LLC	1,798,447	1,798,447		—	—

	$383,214,540	$383,214,539		$—	$(1)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

N O T E S T O F I N A N C I A L S T A T E M E N T S	115

Notes to Financial Statements   (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Micro-Cap	0.60%
Russell 2500	0.15
Russell 3000	0.20

For its investment advisory services to the iShares Russell Mid-Cap ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $121 billion	0.2000%
Over $121 billion, up to and including $181 billion	0.1900
Over $181 billion, up to and including $231 billion	0.1805
Over $231 billion, up to and including $281 billion	0.1715
Over $281 billion	0.1630

For its investment advisory services to each of the iShares Russell Mid-Cap Growth and iShares Russell Mid-Cap Value ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $121 billion	0.2500%
Over $121 billion, up to and including $181 billion	0.2375
Over $181 billion, up to and including $231 billion	0.2257
Over $231 billion, up to and including $281 billion	0.2144
Over $281 billion	0.2037

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For the iShares Russell 2500 ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through July 31, 2022 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.15%.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended March 31, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

Russell 2500	$286,466

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution

116	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, each Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended March 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Micro-Cap	$934,014
Russell 2500	161,215
Russell 3000	277,957
Russell Mid-Cap	1,127,294
Russell Mid-Cap Growth	1,029,287
Russell Mid-Cap Value	303,171

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Micro-Cap	$77,126,040	$185,196,395	$33,693,778
Russell 2500	13,592,055	5,830,497	(1,069,162)
Russell 3000	74,822,189	85,116,090	(7,081,238)
Russell Mid-Cap	1,026,107,398	1,056,274,109	(82,281,882)
Russell Mid-Cap Growth	2,545,288,610	2,281,130,692	2,929,592
Russell Mid-Cap Value	1,579,003,960	1,766,727,862	432,251,708

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

N O T E S T O F I N A N C I A L S T A T E M E N T S	117

Notes to Financial Statements   (continued)

7.	PURCHASES AND SALES

For the year ended March 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Micro-Cap	$560,242,207	$564,932,556
Russell 2500	41,457,715	41,102,182
Russell 3000	546,395,101	547,056,983
Russell Mid-Cap	3,863,463,114	3,812,704,483
Russell Mid-Cap Growth	5,271,561,030	5,284,441,708
Russell Mid-Cap Value	2,982,534,914	2,967,989,506

For the year ended March 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Micro-Cap	$226,268,589	$354,842,733
Russell 2500	221,949,527	57,740,163
Russell 3000	1,407,031,934	1,488,599,502
Russell Mid-Cap	3,636,432,447	1,994,204,373
Russell Mid-Cap Growth	4,734,271,249	5,589,938,491
Russell Mid-Cap Value	1,871,643,168	1,346,975,192

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2022, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Micro-Cap	$199,223,372	$(199,223,372)
Russell 2500	23,001,114	(23,001,114)
Russell 3000	854,684,209	(854,684,209)
Russell Mid-Cap	1,252,493,573	(1,252,493,573)
Russell Mid-Cap Growth	2,720,171,319	(2,720,171,319)
Russell Mid-Cap Value	467,024,525	(467,024,525)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/22	Year Ended 03/31/21

Micro-Cap
Ordinary income	$9,212,592	$8,886,794

Russell 2500
Ordinary income	$4,296,696	$2,053,020

Russell 3000
Ordinary income	$135,842,146	$140,402,335

Russell Mid-Cap
Ordinary income	$335,661,159	$291,549,968

Russell Mid-Cap Growth
Ordinary income	$57,154,726	$50,299,403

118	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

iShares ETF	Year Ended 03/31/22	Year Ended 03/31/21

Russell Mid-Cap Value
Ordinary income	$220,370,366	$194,749,263

As of March 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Qualified Late-Year Losses (c)	Total

Micro-Cap	$(112,175,451)	$(81,187,738)		$(64,584)	$(193,427,773)
Russell 2500	(2,273,837)	25,633,268		—	23,359,431
Russell 3000	(134,214,036)	3,988,846,709		—	3,854,632,673
Russell Mid-Cap	(662,719,275)	9,732,960,718		(7,095)	9,070,234,348
Russell Mid-Cap Growth	(788,026,969)	1,723,609,106		—	935,582,137
Russell Mid-Cap Value	(414,944,990)	3,117,957,093		—	2,703,012,103

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended March 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

Micro-Cap	$54,879,995
Russell Mid-Cap	469,732,607
Russell Mid-Cap Growth	210,168,741
Russell Mid-Cap Value	741,020,234

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Micro-Cap	$1,348,770,099	$243,425,484	$(324,613,223)	$(81,187,739)
Russell 2500	508,177,197	40,009,318	(14,376,050)	25,633,268
Russell 3000	8,252,374,903	4,550,505,647	(561,658,938)	3,988,846,709
Russell Mid-Cap	21,815,101,563	11,219,987,078	(1,487,026,360)	9,732,960,718
Russell Mid-Cap Growth	12,836,544,323	3,145,238,360	(1,421,629,254)	1,723,609,106
Russell Mid-Cap Value	12,169,152,523	3,781,673,023	(663,715,930)	3,117,957,093

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

N O T E S T O F I N A N C I A L S T A T E M E N T S	119

Notes to Financial Statements   (continued)

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

120	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Transactions in capital shares were as follows:

	Year Ended 03/31/22		Year Ended 03/31/21

iShares ETF	Shares	Amount	Shares		Amount

Micro-Cap
Shares sold	1,550,000	$233,160,533	1,900,000		$258,640,222
Shares redeemed	(2,500,000)	(365,060,694)	(800,000)		(84,103,438)

Net increase (decrease)	(950,000)	$(131,900,161)	1,100,000		$174,536,784

Russell 2500
Shares sold	3,450,000	$222,742,394	3,250,000		$166,498,017
Shares redeemed	(900,000)	(58,170,126)	(250,000)		(12,034,465)

Net increase	2,550,000	$164,572,268	3,000,000		$154,463,552

Russell 3000
Shares sold	5,400,000	$1,415,391,570	2,250,000		$455,681,225
Shares redeemed	(5,750,000)	(1,500,054,950)	(11,550,000)		(2,208,040,262)

Net decrease	(350,000)	$(84,663,380)	(9,300,000)		$(1,752,359,037)

Russell Mid-Cap
Shares sold	46,450,000	$3,657,110,774	51,900,000		$2,889,310,154
Shares redeemed	(24,950,000)	(1,987,820,867)	(49,700,000)		(2,687,513,218)

Net increase	21,500,000	$1,669,289,907	2,200,000		$201,796,936

Russell Mid-Cap Growth
Shares sold	42,850,000	$4,740,611,315	53,000,000	(a)	$4,406,706,279
Shares redeemed	(51,100,000)	(5,608,243,717)	(61,400,000	)(a)	(5,216,060,590)

Net decrease	(8,250,000)	$(867,632,402)	(8,400,000)		$(809,354,311)

Russell Mid-Cap Value
Shares sold	16,200,000	$1,882,610,327	15,200,000		$1,399,838,175
Shares redeemed	(11,700,000)	(1,355,436,372)	(22,950,000)		(2,007,089,795)

Net increase (decrease)	4,500,000	$527,173,955	(7,750,000)		$(607,251,620)

(a)	Share transactions reflect a two-for-one stock split effective after the close of trading on December 4, 2020.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	LEGAL PROCEEDINGS

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation sought to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Russell 3000 ETF, iShares Russell MidCap ETF and iShares Russell MidCap Value ETF received proceeds of $518,568, $2,662,268 and $4,836,058, respectively, in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but were subject to various appeals. On February 22, 2022, the United States Supreme Court refused to hear the last of these appeals and, accordingly, the Litigation is now closed.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	121

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Micro-Cap ETF, iShares Russell 2500 ETF, iShares Russell 3000 ETF, iShares Russell

Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF and iShares Russell Mid-Cap Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Micro-Cap ETF, iShares Russell 2500 ETF, iShares Russell 3000 ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF and iShares Russell Mid-Cap Value ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

122	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Dividend Income

Micro-Cap	$9,095,398
Russell 2500	3,043,501
Russell 3000	149,025,420
Russell Mid-Cap	313,165,738
Russell Mid-Cap Growth	72,829,914

Russell Mid-Cap Value	197,836,467

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Business Income

Micro-Cap	$485,629
Russell 2500	370,312
Russell 3000	4,721,324
Russell Mid-Cap	25,228,876
Russell Mid-Cap Growth	4,764,848

Russell Mid-Cap Value	15,609,373

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Micro-Cap	97.50%
Russell 2500	44.93%
Russell 3000	100.00%
Russell Mid-Cap	90.25%
Russell Mid-Cap Growth	100.00%
Russell Mid-Cap Value	86.73%

I M P O R T A N T T A X I N F O R M A T I O N	123

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Micro-Cap ETF, iShares Russell 2500 ETF, iShares Russell 3000 ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF and iShares Russell Mid-Cap Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

124	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Micro-Cap(a)	$1.003459	$—	$0.042242	$1.045701	96%	—%	4%	100%
Russell 2500(a)	0.685162	—	0.066528	0.751690	91	—	9	100
Russell 3000(a)	2.903532	—	0.051599	2.955131	98	—	2	100
Russell Mid-Cap(a)	0.845875	—	0.044337	0.890212	95	—	5	100
Russell Mid-Cap Growth(a)	0.401726	—	0.009850	0.411576	98	—	2	100
Russell Mid-Cap Value(a)	1.681494	—	0.092622	1.774116	95	—	5	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares Russell 3000 ETF (the “Fund”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

S U P P L E M E N T A L I N F O R M A T I O N	125

Supplemental Information  (unaudited)  (continued)

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration

Russell 3000	$1,159,647	$542,211	$617,436	661	$141,943	$14,670

126	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of March 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)  Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its  affiliates.

(b)  Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	127

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2006; iShares U.S. ETF Trust, since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (45)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

128	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

James Mauro (51)	Executive Vice President (since 2021).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	129

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

130	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	131

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-306-0322

MARCH 31, 2022

2022 Annual Report

iShares Trust

• iShares Focused Value Factor ETF | FOVL | NYSE Arca

• iShares U.S. Aerospace & Defense ETF | ITA | Cboe BZX

• iShares U.S. Broker-Dealers & Securities Exchanges ETF | IAI | NYSE Arca

• iShares U.S. Healthcare Providers ETF | IHF | NYSE Arca

• iShares U.S. Home Construction ETF | ITB | Cboe BZX

• iShares U.S. Infrastructure ETF | IFRA | Cboe BZX

• iShares U.S. Insurance ETF | IAK | NYSE Arca

• iShares U.S. Medical Devices ETF | IHI | NYSE Arca

• iShares U.S. Oil & Gas Exploration & Production ETF | IEO | Cboe BZX

• iShares U.S. Oil Equipment & Services ETF | IEZ | NYSE Arca

• iShares U.S. Pharmaceuticals ETF | IHE | NYSE Arca

• iShares U.S. Real Estate ETF | IYR | NYSE Arca

• iShares U.S. Regional Banks ETF | IAT | NYSE Arca

• iShares U.S. Telecommunications ETF | IYZ | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. The corporate bond market also faced inflationary headwinds, although the improving economy assuaged credit concerns and high-yield corporate bonds consequently declined less than investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. Sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	5.92%	15.65%

U.S. small cap equities (Russell 2000® Index)	(5.55)	(5.79)

International equities (MSCI Europe, Australasia, Far East Index)	(3.38)	1.16

Emerging market equities (MSCI Emerging Markets Index)	(8.20)	(11.37)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.04)	(3.31)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(5.92)	(4.15)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.55)	(4.47)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.16)	(0.66)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2022 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 11.92%. The strengthening economy supported equities, as high consumer spending drove robust growth, and most remaining coronavirus pandemic-related restrictions were eased. Increased economic activity led to strong corporate earnings as companies reaped the benefits of the recovery. Nonetheless, significant challenges emerged, particularly during the second half of the reporting period, including high inflation, rising interest rates, and the impacts of Russia’s invasion of Ukraine.

The U.S. economic recovery was powered primarily by consumers, who were supported by strong household balance sheets. Prior to the beginning of the reporting period, fiscal stimulus and business closures led to record-high personal savings rates. This allowed consumers to spend at an elevated level throughout much of the reporting period, as pent-up demand was released. The ensuing acceleration in economic activity allowed the U.S. to reach and then surpass its pre-pandemic output level. Hiring increased as businesses restored capacity, and unemployment decreased substantially, falling to 3.6% in March 2022.

The growing economy and rapid increases in consumer spending drove a significant rise in inflation. Supply chains for many goods were disrupted by the pandemic and were unable to quickly adapt to the rapid rebound in demand. In one prominent example of this dynamic, a global shortage of semiconductors created bottlenecks in the production of many goods, including automobiles. Consequently, the price of used cars rose sharply during the reporting period and was a notable factor in overall inflation. Oil prices also rose significantly as demand increased, and the supply of oil was constrained by a lack of investment. The strong job market led to higher wages, particularly at the lower end of the market. These factors led to higher prices in many areas of the economy. By the end of the reporting period the consumer price index, a widely used measure of prices in the U.S., grew at the fastest rate since 1982.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates and indicated that further increases could be necessary. Interest rates rose significantly in anticipation of further tightening, leading to higher borrowing costs for businesses.

Russia’s invasion of Ukraine in late February 2022 raised the prospect of substantial disruptions to the global economy and increased uncertainty in financial markets. The invasion was met with widespread condemnation and sanctions imposed by many countries on the Russian state, businesses, and individuals. This led to sharp volatility in energy markets, as Russia is a top producer of both oil and natural gas. Furthermore, both Russia and Ukraine are notable exporters of wheat, and the war’s disruption led to concerns surrounding food prices.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Focused Value Factor ETF

Investment Objective

The iShares Focused Value Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with prominent value characteristics, as represented by the Focused Value Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	13.20%	9.08%	13.20%	30.20%
Fund Market	13.26	9.13	13.26	30.37
Index	13.53	9.41	13.53	31.34

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/19/19. The first day of secondary market trading was 3/21/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,082.30	$ 1.30		$ 1,000.00	$ 1,023.70	$ 1.26		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2022 (continued)	iShares® Focused Value Factor ETF

Portfolio Management Commentary

Large and mid-capitalization stocks with prominent value characteristics advanced sharply for the reporting period as coronavirus pandemic-related insurance claims declined. Investor optimism that the Fed would increase interest rates in response to rising inflation grew, benefiting insurance companies and regional banks.

The financials sector contributed the most to the Index’s return, led by the insurance industry. Revenues and margins in the property and casualty insurance industry reached record highs amid investor optimism that low unemployment and restricted housing supply would lead to housing price increases, supporting higher title insurance premiums. The life and health insurance industry also showed strength amid lower benefits payouts and investor optimism that interest rates would rise. Also contributing to the Index’s return were regional banks, which investors also expected to benefit from rising interest rates due to the increasing spread between the rate they pay on deposits and the rate they charge for loans.

The communication services sector contributed modestly to the Index’s return. In the movies and entertainment industry, streaming subscriptions increased, offsetting the pandemic-led decline in theater attendance. The industry also benefited from the announcement of new licensing arrangements and investor optimism about industry consolidation. The consumer staples sector was also a modest contributor. People prepared more food at home, leading to increased use of grocery delivery services, supporting the food and staples retail industry.

In contrast, the consumer discretionary sector detracted. The global shortage of semiconductors, needed for manufacturing cars, weighed on production and sales in the automobiles industry.

In terms of relative performance, the Index slightly outperformed the broader market, as represented by the Russell 1000® Index. The Index’s research-based selection process is designed to maximize exposure to the value factor. The Index had above-market exposure to value, earnings yield, and low size during the measurement period. Similarly, seeking the maximum exposure to the value factor resulted in incidental exposure to more volatile and less profitable stocks. With the exception of value, these factors detracted from the Index’s relative performance. However, higher relative exposure to the value factor contributed significantly to the Index’s relative performance, almost entirely offsetting the detractors.

The Index is unconstrained at the sector level to maximize exposure to the value factor. Underweight positions in the energy and information technology sectors detracted from relative performance in terms of both stock selection and sector allocation. An underweight in communication services and a very large overweight in the financials sector resulted in strong stock selection and sector allocation.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Insurance	36.2%
Banks	20.9
Diversified Financials	16.6
Technology Hardware & Equipment	9.0
Retailing	6.4
Food & Staples Retailing	3.5
Utilities	2.9
Health Care Equipment & Services	2.8
Automobiles & Components	1.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Kroger Co. (The)	3.5%
First Horizon Corp.	3.2
Virtu Financial Inc., Class A	3.1
Raymond James Financial Inc.	2.9
Vistra Corp.	2.9
Arch Capital Group Ltd.	2.9
Penske Automotive Group Inc.	2.9
Zions Bancorp. N.A.	2.9
CVS Health Corp.	2.8
Aflac Inc.	2.8

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® U.S. Aerospace & Defense ETF

Investment Objective

The iShares U.S. Aerospace & Defense ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the aerospace and defense sector, as represented by the Dow Jones U.S. Select Aerospace & Defense IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	7.00%	9.49%	14.09%	7.00%	57.34%	273.66%
Fund Market	7.10	9.51	14.10	7.10	57.50	273.92
Index	7.38	9.96	14.56	7.38	60.73	289.37

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,065.30	$ 2.01		$ 1,000.00	$ 1,023.00	$ 1.97		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2022 (continued)	iShares® U.S. Aerospace & Defense ETF

Portfolio Management Commentary

U.S. aerospace and defense stocks gained for the reporting period amid a gradual recovery in leisure and business air travel as COVID-19 vaccines became widespread and the economy reopened following closures related to the coronavirus pandemic. Manufacturers took steps to minimize the impacts of supply chain constraints, including automating production, contracting with alternative suppliers, and signing long-term contracts with customers. Additionally, the passage of the Department of Defense Appropriations Act, which authorizes national military spending, reaffirmed the U.S.’ continued commitment to defense spending. Other major developed nations, including China and Japan, also reconfirmed or increased their military budgets during the reporting period. Defense spending by many western nations increased late in the reporting period as a consequence of Russia’s invasion of Ukraine.

Aerospace manufacturers contributed to the Index’s return despite a decline in commercial aviation business units during the height of the pandemic. Both original equipment manufacturing and aftermarket purchases of airplanes were volatile as flights were less predictable amid the summer 2021 reopening and COVID-19 variant-driven closures in the fall and winter of 2021. However, strong defense spending supported aerospace and defense companies, further bolstered by the war in Ukraine. Stock buybacks and dividend payments also signaled companies’ strength to investors.

Both missile defense contracts and space exploration collaborations with NASA contributed to revenue growth. Manufacturers of ships and helicopters were also strong, delivering more fighter jets than anticipated for 2021. Despite supply constraints and labor shortages that plagued manufacturers, deliveries of business jets were also higher, as demand for business travel increased amid higher COVID-19 vaccination rates and fewer travel restrictions.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Aerospace & Defense	97.7%
Industrial Machinery	1.7
Leisure Products	0.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Raytheon Technologies Corp.	21.3%
Lockheed Martin Corp.	15.4
Boeing Co. (The)	7.7
Textron Inc.	4.7
TransDigm Group Inc.	4.5
General Dynamics Corp.	4.5
Northrop Grumman Corp.	4.4
L3Harris Technologies Inc.	4.3
Howmet Aerospace Inc.	4.2
Axon Enterprise Inc.	2.9

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® U.S. Broker-Dealers & Securities Exchanges ETF

Investment Objective

The iShares U.S. Broker-Dealers & Securities Exchanges ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the investment services sector, as represented by the Dow Jones U.S. Select Investment Services IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	10.38%	16.16%	16.68%	10.38%	111.48%	367.56%
Fund Market	10.39	16.19	16.67	10.39	111.73	367.29
Index	10.81	16.56	17.06	10.81	115.18	383.11

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 968.20	$ 1.91		$ 1,000.00	$ 1,023.00	$ 1.97		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2022 (continued)	iShares® U.S. Broker-Dealers & Securities Exchanges ETF

Portfolio Management Commentary

Stocks of U.S. broker-dealers and securities exchanges rose during the reporting period. Assets under management grew significantly, driving profits and revenues. Broker-dealers’ fees supported gains as stock markets reached record highs amid economic recovery. Also positive were high interest rate spreads, with the potential for even higher profitability as the Fed increased the federal funds rate. Low interest rates and high levels of cash built up during the COVID-19 pandemic fueled a rise in mergers and acquisitions, despite high valuations and the prospect of more deal regulation.

Investment banking and brokerage firms contributed the most to the Index’s return. Higher advisory fees drove higher profits as dealmaking increased to record levels. Global economic growth, continuing fiscal stimulus, and low interest rates combined to fuel the deal frenzy. Wealth management was also constructive, as strong client activity and acquisitions drove higher asset levels and net interest income. Strong advisor recruitment and retention rates also helped bolster assets under management, which drove gains. While low interest rates weighed on consumer banking activity, banks without large consumer lending units and those with diverse revenue streams weathered the economic downturn more successfully than those with more exposure. Independent broker-dealers, not tied to one specific firm, were also constructive, growing their businesses amid major acquisitions and strong equity markets. Advisors made use of new technology, which helped them to win both new clients and more business from existing clients.

Financial exchanges and data stocks also contributed to the Index’s return. Derivatives exchanges benefited from higher trading in interest rate futures. Stock exchanges invested in their faster-growing technological platforms and data services, which generated significant returns.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Investment Banking & Brokerage	77.4%
Financial Exchanges & Data	22.3
Asset Management & Custody Banks	0.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Charles Schwab Corp. (The)	19.4%
Morgan Stanley	19.0
Goldman Sachs Group Inc. (The)	6.3
Raymond James Financial Inc.	4.8
LPL Financial Holdings Inc.	4.8
Nasdaq Inc.	4.6
CME Group Inc.	4.5
Intercontinental Exchange Inc.	4.5
Cboe Global Markets Inc.	4.4
MarketAxess Holdings Inc.	4.3

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® U.S. Healthcare Providers ETF

Investment Objective

The iShares U.S. Healthcare Providers ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the healthcare providers sector, as represented by the Dow Jones U.S. Select Health Care Providers IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	13.15%	17.54%	16.43%	13.15%	124.32%	357.70%
Fund Market	13.04	17.57	16.43	13.04	124.60	357.92
Index	13.57	18.01	16.86	13.57	128.84	374.99

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,109.40	$ 2.05		$ 1,000.00	$ 1,023.00	$ 1.97		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2022 (continued)	iShares® U.S. Healthcare Providers ETF

Portfolio Management Commentary

Stocks of healthcare providers advanced strongly during the reporting period. Healthcare providers benefited from technological trends, including an expansion of virtual care during the pandemic and electronic recordkeeping. The prevalence of chronic health conditions (approximately a quarter of U.S. adults have two or more chronic conditions) also motivated digital innovation in remote patient monitoring to help minimize doctor visits and costs. Also positive for healthcare providers was the production and distribution of COVID-19 vaccines, boosters, and treatments across the U.S.

The managed healthcare industry contributed the most to the Index’s return. Strong net earnings drove gains, even as medical costs increased amid government requirements to provide free COVID-19 testing. Also supportive for healthcare companies were value-based models of care that helped providers manage risk while optimizing care delivery. These business units, drawing on data and expertise from insurance operations to provide business advisory services, were also positive. Lower-cost plan providers rebranded, focusing on “whole-person total healthcare powered by digital technologies,” which helped them lower costs, supporting their contribution to the Index’s return. Innovative platforms that allow employers to customize a “digital-first healthcare experience” were also positive for managed care companies, as were increased Medicaid and Medicare Advantage memberships.

Healthcare services companies also benefited the Index’s performance, with managed care plan business units driving the advance. Pharmacy services and retail services increased revenues amid higher foot traffic from COVID-19 vaccinations.

Healthcare facilities operators also contributed meaningfully to the Index’s return. Large hospital chains performed well as their scale helped them expand market share during pandemic-driven slowdowns.

Healthcare technology companies detracted slightly from the index’s gains. Despite higher revenues amid a pandemic increase in membership, net losses at these firms detracted from performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Managed Health Care	44.7%
Health Care Services	36.4
Health Care Facilities	12.2
Health Care Technology	6.5
Life Sciences Tools & Services	0.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

UnitedHealth Group Inc.	23.0%
CVS Health Corp.	14.0
Anthem Inc.	8.0
Cigna Corp.	4.5
Centene Corp.	4.5
Humana Inc.	4.4
HCA Healthcare Inc.	4.2
Laboratory Corp. of America Holdings	3.9
Molina Healthcare Inc.	3.1
Quest Diagnostics Inc.	2.6

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® U.S. Home Construction ETF

Investment Objective

The iShares U.S. Home Construction ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the home construction sector, as represented by the Dow Jones U.S. Select Home Construction IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(12.21)%	13.72%	15.47%	(12.21)%	90.20%	321.51%
Fund Market	(12.20)	13.73	15.47	(12.20)	90.24	321.46
Index	(11.88)	14.19	15.97	(11.88)	94.19	340.06

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 898.10	$ 1.85		$ 1,000.00	$ 1,023.00	$ 1.97		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2022 (continued)	iShares® U.S. Home Construction ETF

Portfolio Management Commentary

Home construction stocks declined for the reporting period as labor shortages, supply-chain challenges, and higher costs inhibited companies’ ability to keep up with overwhelming consumer demand. Home prices climbed steadily as the mismatch between supply and demand exacerbated the broader rising inflationary environment. Additionally, the impacts of higher interest rates on homeownership affordability and construction financing led to an investor selloff late in the reporting period.

The consumer durables industry in the consumer discretionary sector was the largest detractor from the Index’s performance. As a result of ongoing supply-chain disruptions, homebuilding companies lowered guidance on the number of new homes to be delivered. Supply shortages were reported in a wide variety of building materials and supplies, from windows and doors to kitchen appliances. Delays in the delivery of such goods, coupled with an extreme labor shortage, constrained homebuilding companies’ ability to finish jobs on time and on budget. Construction costs, as measured by the U.S. Census Bureau, rose 17.5% from 2020 to 2021. The price of softwood lumber rose sharply following an increase in Canadian lumber tariffs and lumber production delays from wildfires. Record-high natural gas prices increased production costs of flooring materials and a jump in the price of diesel fuel also translated into higher costs for the transportation of other goods used in homebuilding.

Stocks in the industrials sector also detracted from the Index’s return as supply-chain headwinds similarly impacted producers of building products. The delay in new construction projects lowered sales projections, while an increase in raw material costs raised overall expenses. New commercial projects were also delayed as businesses paused pre-pandemic commitments.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Homebuilding	63.7%
Building Products	14.1
Home Improvement Retail	10.7
Specialty Chemicals	5.1
Trading Companies & Distributors	2.4
Home Furnishings	2.1
Forest Products	1.0
Construction Materials	0.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

DR Horton Inc.	14.1%
Lennar Corp., Class A	12.2
NVR Inc.	8.7
PulteGroup Inc.	6.1
Sherwin-Williams Co. (The)	5.1
Home Depot Inc. (The)	4.7
Lowe’s Companies Inc.	4.4
TopBuild Corp.	3.3
Toll Brothers Inc.	3.0
Masco Corp.	2.2

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® U.S. Infrastructure ETF

Investment Objective

The iShares U.S. Infrastructure ETF (the “Fund”) seeks to track the investment results of an index composed of equities of U.S. companies that have infrastructure exposure and that could benefit from a potential increase in domestic infrastructure activities, as represented by the NYSE® FactSet U.S. Infrastructure IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	14.78%	13.87%	14.78%	68.01%
Fund Market	14.59	13.89	14.59	68.12
Index	15.21	14.32	15.21	70.59

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/18. The first day of secondary market trading was 4/5/18.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,154.00	$ 1.66		$ 1,000.00	$ 1,023.40	$ 1.56		0.31%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2022 (continued)	iShares® U.S. Infrastructure ETF

Portfolio Management Commentary

U.S. infrastructure stocks advanced strongly during the reporting period amid solid economic growth and a rebound in industrial production. In November 2021, a bipartisan infrastructure bill was signed into law, benefiting companies that provide products and services related to infrastructure. The $1.2 trillion bill funds investments in bridges and roads, broadband internet, water and energy systems, and other projects.

Utilities stocks contributed the most to the Index’s performance, led by the electric utilities industry. As the economy improved and business activity accelerated, demand for power increased, benefiting the electric utilities industry. While the cost of energy commodities rose substantially, most utilities companies were able to pass along these higher costs to their customers. Utilities providers also increased their investments in renewable energy, and in 2021 the share of energy produced from solar and wind sources grew at the fastest rate on record. The industry also made investments in grid modernization and resilience to manage increased demand as more devices and vehicles use electric power.

Multi-utilities company stocks also gained as one company in the industry completed divestment of some natural gas distribution facilities and announced plans to achieve net-zero carbon emissions by 2035. Increased investment in infrastructure modernization and strong liquidity also benefited the industry.

The materials sector was another source of strength, supported by high demand and the passage of the infrastructure bill. Steelmakers in the metals and mining industry posted strong gains as industrial customers increased their purchases and steel manufacturers were able to raise their prices and use surcharges to offset the impact of costlier inputs. Makers of aluminum also benefited from supply tightening following sanctions on aluminum exporters in Russia, one of the largest producers of aluminum in the world.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Electric Utilities	19.4%
Construction & Engineering	12.4
Multi-Utilities	10.7
Steel	7.9
Oil & Gas Storage & Transportation	7.0
Building Products	6.6
Water Utilities	5.4
Gas Utilities	5.3
Commodity Chemicals	3.6
Specialty Chemicals	3.0
Construction Machinery & Heavy Trucks	2.3
Trading Companies & Distributors	2.2
Railroads	2.1
Construction Materials	1.8
Aluminum	1.6
Industrial Machinery	1.6
Research & Consulting Services	1.2
Forest Products	1.0
Other (each representing less than 1%)	4.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Equitrans Midstream Corp.	0.8%
Danimer Scientific Inc.	0.8
Sempra Energy	0.8
Constellation Energy Corp.	0.8
Evergy Inc.	0.8
U.S. Silica Holdings Inc.	0.7
PPL Corp.	0.7
Southern Co. (The)	0.7
FirstEnergy Corp.	0.7
Exelon Corp.	0.7

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® U.S. Insurance ETF

Investment Objective

The iShares U.S. Insurance ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the insurance sector, as represented by the Dow Jones U.S. Select Insurance IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	25.36%	10.91%	13.17%	25.36%	67.82%	244.53%
Fund Market	25.31	10.93	13.17	25.31	67.97	244.67
Index	25.85	11.34	13.64	25.85	71.07	259.23

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,176.60	$ 2.12		$ 1,000.00	$ 1,023.00	$ 1.97		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	17

Fund Summary as of March 31, 2022 (continued)	iShares® U.S. Insurance ETF

Portfolio Management Commentary

U.S. insurance stocks advanced strongly for the reporting period, continuing their recovery from the adverse effects of the coronavirus pandemic. Premiums and income grew as many insurers were able to increase insurance rates in response to an environment of higher inflation. Insurance stocks also rose as the Fed raised interest rates for the first time since 2018. Because insurance companies typically hold capital generated from premiums in relatively conservative, interest-bearing investments such as high-quality bonds, higher interest rates raise the prospect of greater investment income, a key component of the industry’s earnings.

The property and casualty insurance industry contributed the most to the Index’s return as companies expanded profit margins and exceeded earnings estimates. Insurers boosted premiums across global product lines to compensate for higher costs, particularly car insurance underwriting, as traffic approached pre-pandemic levels and accidents rose. As U.S. inflation grew, so too did the costs of car repairs, rentals, and replacements as supply chain issues affected the availability of auto parts and cars. An increase in catastrophic claims due to extreme weather events, including Hurricane Ida, deadly tornadoes in Kentucky, and wildfires in Colorado, likewise highlighted the rising costs of construction. After temporarily reducing premiums during the pandemic, many property and casualty insurance companies imposed policy rate increases to account for the inflationary environment.

The life and health insurance industry also strongly contributed to the Index’s return. Strong investment gains offset still-high payouts for COVID-19 deaths as life insurers’ income portfolios benefited from diversification in private-equity funds. Annuity lines also showed strong growth, and sales volume for pension risk-transfer transactions reached all-time highs, increasing profits for domestic life insurance companies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Property & Casualty Insurance	53.6%
Life & Health Insurance	25.0
Multi-line Insurance	12.0
Insurance Brokers	7.0
Reinsurance	1.6
Other Diversified Financial Services	0.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Chubb Ltd.	12.0%
Progressive Corp. (The)	8.7
American International Group Inc.	6.8
MetLife Inc.	6.4
Travelers Companies Inc. (The)	5.7
Prudential Financial Inc.	5.1
Allstate Corp. (The)	4.7
Arthur J Gallagher & Co.	4.7
Aflac Inc.	4.4
Hartford Financial Services Group Inc. (The)	3.3

(a)	Excludes money market funds.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® U.S. Medical Devices ETF

Investment Objective

The iShares U.S. Medical Devices ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the medical devices sector, as represented by the Dow Jones U.S. Select Medical Equipment IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	10.99%	19.63%	18.94%	10.99%	144.99%	466.47%
Fund Market	11.01	19.64	18.94	11.01	145.17	466.58
Index	11.41	20.13	19.43	11.41	150.18	490.48

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 971.40	$ 1.92		$ 1,000.00	$ 1,023.00	$ 1.97		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	19

Fund Summary as of March 31, 2022 (continued)	iShares® U.S. Medical Devices ETF

Portfolio Management Commentary

Stocks of U.S. medical device makers advanced strongly for the reporting period amid distribution of COVID-19 vaccines and the resumption of elective medical procedures. The healthcare equipment industry contributed the most to the Index’s performance. Equipment manufacturers posted sharp gains as healthcare research spending increased and companies with larger, more diverse product lines gained market share. Diverse revenue drivers related to COVID-19, such as molecular, antibody, and antigen tests, vaccine production, and bioprocessing, boosted the industry, while higher sales of testing platforms also generated new customers for other tests. Makers of stents and valves for more serious conditions also gained, as these procedures were less affected by the pandemic due to their acute nature. Robotic tools makers for the surgical market experienced a similar boost in earnings amid economic recovery and increased capital spending. Hospitals and other healthcare facilities had more resources to mobilize as vaccination rates increased, which was also supportive for surgical device companies. Stocks of diabetes monitoring systems manufacturers also advanced, as easing restrictions allowed more sales force travel. The growing market for diabetes treatments also benefited the industry.

Life sciences tools and services companies also contributed to the Index’s performance amid a surge of COVID-19 Omicron variant cases. Government offices and other workplaces implemented weekly testing of their employees, which drove demand for testing supplies. As COVID-19 and its variants moved toward becoming endemic, testing became part of many employers’ regular routines. Beyond the COVID-19 related boost, the industry’s broad business base, including instruments, diagnostics, laboratory products, and biopharmaceutical solutions, fed strong organic revenue growth that supported gains.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Health Care Equipment	80.4%
Life Sciences Tools & Services	19.3
Health Care Supplies	0.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Thermo Fisher Scientific Inc.	16.1%
Abbott Laboratories	14.5
Medtronic PLC	10.3
Edwards Lifesciences Corp.	4.7
Intuitive Surgical Inc.	4.6
Stryker Corp.	4.6
Boston Scientific Corp.	4.5
Becton Dickinson and Co.	4.3
Dexcom Inc.	4.1
IDEXX Laboratories Inc.	3.8

(a)	Excludes money market funds.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® U.S. Oil & Gas Exploration & Production ETF

Investment Objective

The iShares U.S. Oil & Gas Exploration & Production ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the oil and gas exploration and production sector, as represented by the Dow Jones U.S. Select Oil Exploration & Production IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	78.44%	9.12%	4.30%	78.44%	54.73%	52.33%
Fund Market	78.46	9.15	4.31	78.46	54.95	52.49
Index	79.20	9.56	4.71	79.20	57.87	58.52

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,473.20	$ 2.40		$ 1,000.00	$ 1,023.00	$ 1.97		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	21

Fund Summary as of March 31, 2022 (continued)	iShares® U.S. Oil & Gas Exploration & Production ETF

Portfolio Management Commentary

U.S. oil and gas exploration and production stocks advanced sharply during the reporting period as oil prices soared on renewed demand and fears of supply constraints following Russia’s invasion of Ukraine. Oil prices began the reporting period at levels similar to those last seen prior to the beginning of the coronavirus pandemic, having recovered from a sharp decrease as the virus first began to spread. Oil prices rallied as vaccinations against COVID-19 rolled out and the global economy recovered. Prices continued to climb throughout 2021 as coronavirus-related restrictions eased, travel increased, and oil stockpiles dropped. Members of OPEC and other oil-producing countries gradually increased oil supply throughout 2021, but demand outstripped supply, sending prices higher. U.S. oil producers, which curtailed output in 2020 when prices slid, were slow to renew production in 2021 when economic activity and demand rebounded. Oil prices briefly faltered when the emergence of new coronavirus variants raised fears of renewed shutdowns and weakened global economic demand.

However, oil prices resumed their upward climb in the beginning of 2022 and by early March hit their highest levels in 14 years after the U.S. and its European allies began to consider banning oil imports from Russia following the invasion of Ukraine. Russia is the world’s top exporter of oil and oil products.

U.S. oil and gas exploration and production companies benefited significantly from the higher oil prices. Greater-than-expected earnings and stronger cash flow led to increased dividend payments to shareholders and plans to buy back stock. Despite the higher oil prices, producers generally kept their output at flat levels in a departure from previous boom periods.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Oil & Gas Exploration & Production	74.8%
Oil & Gas Refining & Marketing	18.4
Oil & Gas Storage & Transportation	6.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

ConocoPhillips	17.7%
EOG Resources Inc.	9.5
Pioneer Natural Resources Co.	7.7
Marathon Petroleum Corp.	6.7
Valero Energy Corp.	4.9
Phillips 66	4.5
Cheniere Energy Inc.	4.3
Hess Corp.	4.3
Devon Energy Corp.	4.2
Diamondback Energy Inc.	3.4

(a)	Excludes money market funds.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® U.S. Oil Equipment & Services ETF

Investment Objective

The iShares U.S. Oil Equipment & Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the oil equipment and services sector, as represented by the Dow Jones U.S. Select Oil Equipment & Services IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	44.88%	(12.52)%	(8.15)%	44.88%	(48.75)%	(57.25)%
Fund Market	44.75	(12.53)	(8.15)	44.75	(48.79)	(57.27)
Index	45.38	(12.23)	(7.87)	45.38	(47.92)	(55.95)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,415.20	$ 2.35		$ 1,000.00	$ 1,023.00	$ 1.97		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	23

Fund Summary as of March 31, 2022 (continued)	iShares® U.S. Oil Equipment & Services ETF

Portfolio Management Commentary

U.S. oil equipment and services stocks advanced sharply during the reporting period as oil prices soared on renewed demand and fears of supply constraints following Russia’s invasion of Ukraine. Oil prices began the reporting period at levels similar to those last seen prior to the beginning of the coronavirus pandemic. Oil prices rallied as vaccinations against COVID-19 rolled out and the global economy recovered. Prices continued to climb throughout 2021 as coronavirus-related restrictions eased, travel increased, and oil stockpiles dropped. Members of OPEC and other oil-producing countries gradually increased oil supply throughout 2021, but demand outstripped supply, sending prices higher. U.S. oil producers, which curtailed output in 2020 when prices slid, were slow to renew production in 2021 when economic activity and demand rebounded. Oil prices briefly faltered when the emergence of new coronavirus variants raised fears of renewed shutdowns and weakened global economic demand.

However, oil prices resumed their upward climb in the beginning of 2022 and by early March hit their highest levels in 14 years after the U.S. and its European allies began to consider banning oil imports from Russia following the invasion of Ukraine. Russia is the world’s top exporter of oil and oil products.

Stocks of companies in the oil and gas equipment and services industry, whose revenues depend on spending by oil producers and refiners, contributed the most to the Index’s return. Oilfield services providers posted higher-than-expected sales and earnings as oil prices soared. Looking ahead, spending on drilling services and equipment, such as oil rigs, is expected to rise amid increased investment in new production. However, the Russian invasion of Ukraine negatively impacted earnings, as the sale of some oil equipment to Russia was affected by sanctions.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Oil & Gas Equipment & Services	82.9%
Oil & Gas Drilling	17.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Halliburton Co.	23.3%
Schlumberger NV	21.4
Baker Hughes Co.	4.8
Helmerich & Payne Inc.	4.6
ChampionX Corp.	4.4
NOV Inc.	4.1
Valaris Ltd.	4.0
Cactus Inc., Class A	3.9
Patterson-UTI Energy Inc.	3.9
TechnipFMC PLC	3.9

(a)	Excludes money market funds.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® U.S. Pharmaceuticals ETF

Investment Objective

The iShares U.S. Pharmaceuticals ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the pharmaceuticals sector, as represented by the Dow Jones U.S. Select Pharmaceuticals IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	11.29%	6.69%	10.43%	11.29%	38.24%	169.73%
Fund Market	11.17	6.71	10.44	11.17	38.33	169.94
Index	11.59	6.98	10.76	11.59	40.12	177.81

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,069.90	$ 2.01		$ 1,000.00	$ 1,023.00	$ 1.97		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	25

Fund Summary as of March 31, 2022 (continued)	iShares® U.S. Pharmaceuticals ETF

Portfolio Management Commentary

Pharmaceuticals stocks advanced significantly during the reporting period, rebounding after a pause in both research and development and mergers and acquisitions during the most intense part of the coronavirus pandemic. Some pharmaceuticals companies focused their operations, divesting themselves of business units in order to emphasize new product development. For example, a large healthcare and pharmaceuticals company announced plans to spin off its legacy consumer products unit to focus on its core pharmaceuticals business. Other significant trends in the pharmaceuticals industry included the use of artificial intelligence to aid drug development and the move toward personalized medicine, allowing for more targeted and efficient research and development.

Vaccines developed by pharmaceuticals companies to protect against the COVID-19 virus were a crucial driver of revenues for the reporting period, generating billions of dollars in sales and boosting the Index’s return. Also beneficial for the industry was the development of antiviral medications. Once determined to be effective against COVID-19, these were purchased and distributed in large quantities by the U.S. government, then authorized for use in its new “test to treat” program. In addition, pharmaceuticals firms developed antibody therapies to fight COVID-19 that the U.S. government contracted to purchase, further bolstering revenues.

Outside of treatments and vaccines for COVID-19, the pharmaceuticals industry was helped by continued strong sales of previously approved drugs as global spending on medicine grew. Sales of treatments for conditions including plaque psoriasis, immune deficiencies, cancer, and schizophrenia bolstered revenues, generating significant revenue growth. Companies developing pharmaceuticals for animal and veterinary health also contributed to the Index’s return, as many new households adopted pets during the pandemic and spending on pets and pet care continued to rise.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Pharmaceuticals	97.3%
Biotechnology	2.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Johnson & Johnson	22.5%
Pfizer Inc.	20.8
Catalent Inc.	4.8
Eli Lilly & Co.	4.7
Bristol-Myers Squibb Co.	4.6
Merck & Co. Inc.	4.5
Royalty Pharma PLC, Class A	4.4
Viatris Inc.	4.3
Zoetis Inc.	4.3
Elanco Animal Health Inc.	4.1

(a)	Excludes money market funds.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® U.S. Real Estate ETF

Investment Objective

The iShares U.S. Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the real estate sector, as represented by the Dow Jones U.S. Real Estate Capped IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	20.27%	9.83%	9.39%	20.27%	59.79%	145.24%
Fund Market	20.33	9.88	9.41	20.33	60.15	145.81
Index	20.72	10.18	9.85	20.72	62.34	155.90

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 24, 2021 reflects the performance of the Dow Jones U.S. Real Estate IndexTM. Index performance beginning on January 25, 2021 reflects the performance of the Dow Jones U.S. Real Estate Capped IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,069.80	$ 2.01		$ 1,000.00	$ 1,023.00	$ 1.97		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	27

Fund Summary as of March 31, 2022 (continued)	iShares® U.S. Real Estate ETF

Portfolio Management Commentary

Real estate investment trusts (“REITs”) advanced significantly during the reporting period as their dividend payouts and growth potential attracted investors concerned about inflation and in search of an alternative to the low yields offered by bonds. As REITs own and operate properties that generate income from rents from tenants or businesses, the ability to raise rents can prove beneficial in an inflationary environment. In addition, they are required to pay out 90% of their earnings in dividends to shareholders each year in order to retain their tax-free status.

Specialized REITs, particularly those involved in self-storage, contributed the most to the Index. The COVID-19 pandemic encouraged Americans to declutter as they increasingly worked, studied, and exercised at home. To make room for home offices and gyms, people turned to self-storage rental units to stash excess items. Growing demand for storage space helped reduce the excess supply of rental units that existed prior to the pandemic, which led to significant price increases and record occupancy rates.

Residential REITs invested in apartment buildings also propelled the Index’s return. Apartment REITs revenues and lease rates grew sharply in 2021 as renters returned to urban areas as the impact of the pandemic eased. With housing prices climbing, many potential home buyers continued to rent instead of buy. Limited growth in new apartment buildings kept supply tight.

Industrial REITs that own and operate warehouses contributed significantly to the Index’s return. Demand for warehouse space grew throughout 2021 as supply chain disruptions due to the pandemic created a need for space to store a backlog of goods, supporting sharp rental price increases.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Specialized REITs	36.6%
Residential REITs	15.5
Industrial REITs	12.6
Retail REITs	9.3
Health Care REITs	8.4
Office REITs	6.7
Real Estate Services	3.9
Mortgage REITs	2.3
Research & Consulting Services	1.8
Diversified REITs	1.7
Other (each representing less than 1%)	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Prologis Inc.	8.0%
American Tower Corp.	7.7
Crown Castle International Corp.	5.3
Equinix Inc.	4.5
Public Storage	4.0
Simon Property Group Inc.	2.9
Welltower Inc.	2.8
Digital Realty Trust Inc.	2.7
Realty Income Corp.	2.6
SBA Communications Corp.	2.5

(a)	Excludes money market funds.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® U.S. Regional Banks ETF

Investment Objective

The iShares U.S. Regional Banks ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the regional banks sector, as represented by the Dow Jones U.S. Select Regional Banks IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	6.11%	8.27%	11.40%	6.11%	48.74%	194.24%
Fund Market	6.11	8.29	11.41	6.11	48.91	194.61
Index	6.48	8.71	11.87	6.48	51.80	207.08

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 982.80	$ 1.93		$ 1,000.00	$ 1,023.00	$ 1.97		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	29

Fund Summary as of March 31, 2022 (continued)	iShares® U.S. Regional Banks ETF

Portfolio Management Commentary

U.S. regional banks, which operate locally but may offer national services, advanced during the reporting period amid strong economic growth and robust consumer spending. Expectations of higher interest rates helped keep stocks in positive territory despite inflationary pressures, staffing shortages, and the persistence of COVID-19 variants. Regional bank stocks gained strongly as the Fed followed through on its plans to raise interest rates for the first time since 2018, then gave up some ground as investors became more cautious about the acceleration of interest rate hikes and the impact on commercial lending.

A rise in intermediate-term government bond yields in anticipation of tighter fiscal policy benefited the net interest margins of regional banks, which depend more on interest income from loans than larger banks. Because banks borrow at short-term interest rates and lend to customers at longer-term rates, the larger spread between shorter- and longer-term interest rates helped the industry.

Regional bank stocks advanced as average consumer loans increased, driven by high demand for residential mortgage loans despite rising mortgage rates. The recovering economy also increased demand for business loans and lowered the probability of loan defaults. Deferrals on small business loans made through the federal Paycheck Protection Program declined substantially, a positive indicator of the health of small businesses, which were disproportionately impacted by the pandemic.

Increased merger and acquisition activity also benefited regional banks. Consolidation in the industry and the resulting reduction in overhead costs elevated earnings. The industry also gained from acquisitions that helped expand banks’ digital capabilities and product offerings. Expansion into digital assets drove deposit growth, as user adoption of blockchain-based payment platforms increased.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Regional Banks	87.5%
Diversified Banks	11.6
Thrifts & Mortgage Finance	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

PNC Financial Services Group Inc. (The)	12.5%
Truist Financial Corp.	12.2
U.S. Bancorp.	11.6
SVB Financial Group	5.3
First Republic Bank/CA	4.5
Fifth Third Bancorp.	4.4
M&T Bank Corp.	3.6
Huntington Bancshares Inc./OH	3.4
Regions Financial Corp.	3.4
KeyCorp	3.4

(a)	Excludes money market funds.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® U.S. Telecommunications ETF

Investment Objective

The iShares U.S. Telecommunications ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the telecommunications sector, as represented by the Russell 1000 Telecommunications RIC 22.5/45 Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(5.63)%	0.98%	5.66%	(5.63)%	4.99%	73.48%
Fund Market	(5.42)	1.01	5.68	(5.42)	5.16	73.69
Index(a)	(5.26)	1.18	5.87	(5.26)	6.06	76.97
Dow Jones U.S. Select Telecommunications Index	4.18	3.13	6.88	4.18	16.63	94.61
Russell 1000 Telecommunications RIC 22.5/45 Capped Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through September 19, 2021 reflects the performance of the Dow Jones U.S. Select Telecommunications Index. Index performance beginning on September 20, 2021 reflects the performance of the Russell 1000 Telecommunications RIC 22.5/45 Capped Index, which, effective as of September 20, 2021, replaced the Dow Jones U.S. Select Telecommunications Index as the underlying index of the fund.

(b)

The inception date of the Russell 1000 Telecommunications RIC 22.5/45 Capped Index was July 9, 2021. The cumulative total return for this index for the period July 9, 2021 through March 31, 2022 was -12.41%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 928.80	$ 1.88		$ 1,000.00	$ 1,023.00	$ 1.97		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	31

Fund Summary as of March 31, 2022 (continued)	iShares® U.S. Telecommunications ETF

Portfolio Management Commentary

Telecommunications stocks declined during the reporting period amid investor concern surrounding the sustainability of growth in subscriptions to high-speed internet services. While use of these services grew sharply early in the pandemic due to increased distance learning and telecommuting, growth slowed as pandemic-related restrictions were lifted and many people returned to schools and offices. However, this impact was partially offset by continued migration to cloud computing, especially by large corporations, which benefited companies that provide networking infrastructure.

The communication services sector detracted the most from the Index’s return. In the cable and satellite industry, subscriptions to cable service were below analysts’ expectations as more people returned to pre-pandemic routines. Large expenditures on streaming video services and increased competition, especially from growing fiber optic networks and 5G wireless internet services, constrained returns. The entertainment industry was another detractor amid increasing competition in the market for both the software and the hardware supporting streaming video. Global supply chain disruptions also negatively affected the industry, leading to increased costs. Stocks in the telecommunications industry declined amid strong competition in the market for mobile data plans, leading to lower prices despite broad inflationary trends, and reducing revenues from users.

On the upside, the information technology sector contributed substantially to the Index’s return. In the communications equipment industry, migration to the cloud increased demand for the hardware used to construct data centers, bolstering returns. Revenues rose despite supply chain issues as constrained supply led to higher prices for hardware and equipment. Growth in applications for artificial intelligence, which require significant numbers of routers and switches to connect processors, drove rising sales. Increased development of virtual reality products and applications also drove substantial orders for communications equipment, bolstering revenues.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Communications Equipment	41.3%
Media	29.8
Diversified Telecommunication Services	21.8
Wireless Telecommunication Services	3.8
Entertainment	3.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Cisco Systems Inc.	15.5%
Verizon Communications Inc.	14.2
Comcast Corp., Class A	14.0
AT&T Inc.	4.5
T-Mobile U.S. Inc.	3.8
Arista Networks Inc.	3.7
Motorola Solutions Inc.	3.6
Charter Communications Inc., Class A	3.4
Juniper Networks Inc.	3.3
Ubiquiti Inc.	3.3

(a)	Excludes money market funds.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	33

Schedule of Investments March 31, 2022	iShares® Focused Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Apparel Retail — 1.1%
Foot Locker Inc.	13,192	$391,275

Asset Management & Custody Banks — 4.1%
Invesco Ltd.	30,417	701,416
Janus Henderson Group PLC	20,949	733,634

		1,435,050

Automobile Manufacturers — 1.7%
General Motors Co.(a)	13,741	601,031

Automotive Retail — 2.9%
Penske Automotive Group Inc.	10,770	1,009,364

Consumer Finance — 4.0%
Ally Financial Inc.	16,313	709,290
Capital One Financial Corp.	5,256	690,060

		1,399,350

Food Retail — 3.5%
Kroger Co. (The)	21,223	1,217,564

Health Care Services — 2.8%
CVS Health Corp.	9,744	986,190

Independent Power Producers & Energy Traders — 2.9%
Vistra Corp.	43,830	1,019,048

Investment Banking & Brokerage — 8.5%
Raymond James Financial Inc.	9,388	1,031,835
Stifel Financial Corp.	12,535	851,126
Virtu Financial Inc., Class A	29,426	1,095,236

		2,978,197

Life & Health Insurance — 10.9%
Aflac Inc.	15,152	975,637
MetLife Inc.	13,585	954,754
Principal Financial Group Inc.	12,867	944,566
Prudential Financial Inc.	7,934	937,561

		3,812,518

Multi-line Insurance — 2.7%
Hartford Financial Services Group Inc. (The)	13,120	942,147

Property & Casualty Insurance — 19.7%
Allstate Corp. (The)	6,233	863,333
Arch Capital Group Ltd.(a)	20,879	1,010,961
CNA Financial Corp.	17,873	868,985
Fidelity National Financial Inc.	18,708	913,699
First American Financial Corp.	13,040	845,253
Hanover Insurance Group Inc. (The)	5,994	896,223
Mercury General Corp.	12,518	688,490
Old Republic International Corp.	32,639	844,371

		6,931,315

Security	Shares	Value

Regional Banks — 16.3%
BOK Financial Corp.	9,388	$882,003
First Horizon Corp.	47,051	1,105,228
KeyCorp	39,372	881,145
People’s United Financial Inc.	47,435	948,226
Popular Inc.	10,833	885,489
Zions Bancorp. N.A.	15,381	1,008,378

		5,710,469

Reinsurance — 2.8%
Everest Re Group Ltd.	3,226	972,252

Specialty Stores — 2.3%
Dick’s Sporting Goods Inc.	8,115	811,662

Technology Distributors — 4.3%
Avnet Inc.	20,285	823,368
TD SYNNEX Corp.	6,677	689,133

		1,512,501

Technology Hardware, Storage & Peripherals — 4.6%
Hewlett Packard Enterprise Co.	55,764	931,817
Xerox Holdings Corp.	34,612	698,124

		1,629,941

Thrifts & Mortgage Finance — 4.5%
MGIC Investment Corp.	59,782	810,046
New York Community Bancorp. Inc.	73,779	790,911

		1,600,957

Total Common Stocks — 99.6% (Cost: $35,076,012)		34,960,831

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(b)(c)	90,000	90,000

Total Short -Term Investments — 0.3% (Cost: $90,000)		90,000

Total Investments in Securities — 99.9% (Cost: $35,166,012)		35,050,831

Other Assets, Less Liabilities — 0.1%		45,050

Net Assets — 100.0%		$35,095,881

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Focused Value Factor ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$167,200	$—		$(167,318	)(b)	$118	$—	$—	—	$230	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	50,000	40,000	(b)	—		—	—	90,000	90,000	18		—

						$118	$—	$90,000		$248		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Financials Select Sector Index	1	06/17/22	$118	$5,598

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$5,598

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(3,278)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$5,598

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$69,245

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2022	iShares® Focused Value Factor ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$34,960,831	$—	$—	$34,960,831
Money Market Funds	90,000	—	—	90,000

	$35,050,831	$—	$—	$35,050,831

Derivative financial instruments(a)
Assets
Futures Contracts	$5,598	$—	$—	$5,598

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® U.S. Aerospace & Defense ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 97.6%
AAR Corp.(a)	373,028	$18,065,746
Aerojet Rocketdyne Holdings Inc.(a)	838,511	32,995,408
Aerovironment Inc.(a)(b)	258,554	24,340,274
Astra Space Inc., Class A(a)(b)	1,401,680	5,410,485
Axon Enterprise Inc.(a)(b)	766,841	105,617,011
Boeing Co. (The)(a)	1,466,709	280,874,774
BWX Technologies Inc.	1,032,661	55,619,121
Curtiss-Wright Corp.	439,484	65,992,917
General Dynamics Corp.	682,480	164,600,526
HEICO Corp.(b)	448,490	68,861,155
HEICO Corp., Class A	790,361	100,241,486
Hexcel Corp.	939,588	55,877,298
Howmet Aerospace Inc.	4,250,566	152,765,342
Huntington Ingalls Industries Inc.	448,685	89,485,736
Kaman Corp.	311,582	13,547,585
Kratos Defense & Security Solutions Inc.(a)	1,388,931	28,445,307
L3Harris Technologies Inc.	632,498	157,156,778
Lockheed Martin Corp.	1,283,333	566,463,186
Maxar Technologies Inc.(b)	813,943	32,118,191
Mercury Systems Inc.(a)(b)	635,644	40,967,256
Moog Inc., Class A	325,457	28,575,125
National Presto Industries Inc.	56,730	4,365,374
Northrop Grumman Corp.	359,231	160,655,288
Parsons Corp.(a)(b)	297,467	11,511,973
Raytheon Technologies Corp.	7,901,672	782,818,645
Rocket Lab USA Inc.(a)	1,609,896	12,959,663
Spirit AeroSystems Holdings Inc., Class A	1,182,052	57,790,522
Textron Inc.	2,307,895	171,661,230
TransDigm Group Inc.(a)	254,971	166,123,805
Triumph Group Inc.(a)	724,287	18,309,975
Virgin Galactic Holdings Inc.(a)(b)	1,995,548	19,716,014
Woodward Inc.	706,368	88,232,427

		3,582,165,623

Security	Shares	Value

Industrial Machinery — 1.7%
RBC Bearings Inc.(a)	323,412	$62,703,119

Leisure Products — 0.6%
Smith & Wesson Brands Inc.	540,311	8,174,905
Sturm Ruger & Co. Inc.	196,874	13,706,368

		21,881,273

Total Common Stocks — 99.9% (Cost: $3,255,459,788)		3,666,750,015

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	30,265,268	30,259,215
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	4,110,000	4,110,000

		34,369,215

Total Short -Term Investments — 0.9% (Cost: $34,359,530)		34,369,215

Total Investments in Securities — 100.8% (Cost: $3,289,819,318)		3,701,119,230

Other Assets, Less Liabilities — (0.8)%		(31,104,157)

Net Assets — 100.0%		$3,670,015,073

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$51,365,314	$—		$(21,055,561	)(a)	$(5,306)	$(45,232)	$30,259,215	30,265,268	$180,849	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,820,000	290,000	(a)	—		—	—	4,110,000	4,110,000	1,061		—

						$(5,306)	$(45,232)	$34,369,215		$181,910		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Aerospace & Defense ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
XAI Industrial Index	29	06/17/22	$3,006	$22,216

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$22,216

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$359,812

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(80,429)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,885,904

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,666,750,015	$—	$—	$3,666,750,015
Money Market Funds	34,369,215	—	—	34,369,215

	$3,701,119,230	$—	$—	$3,701,119,230

Derivative financial instruments(a)
Assets
Futures Contracts	$22,216	$—	$—	$22,216

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® U.S. Broker-Dealers & Securities Exchanges ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Asset Management & Custody Banks — 0.3%
Diamond Hill Investment Group Inc.	9,683	$1,813,626

Financial Exchanges & Data — 22.3%
Cboe Global Markets Inc.	218,581	25,010,038
CME Group Inc.	109,270	25,990,962
Intercontinental Exchange Inc.	195,248	25,796,166
MarketAxess Holdings Inc.	71,981	24,487,936
Nasdaq Inc.	149,034	26,557,859

		127,842,961

Investment Banking & Brokerage — 77.3%
B. Riley Financial Inc.	47,382	3,314,845
BGC Partners Inc., Class A	928,859	4,086,980
Charles Schwab Corp. (The)	1,319,269	111,227,569
Cowen Inc., Class A	78,590	2,129,789
Evercore Inc., Class A	112,257	12,496,449
Goldman Sachs Group Inc. (The)	108,698	35,881,210
Houlihan Lokey Inc.	148,113	13,004,321
Interactive Brokers Group Inc., Class A	254,347	16,764,011
Jefferies Financial Group Inc.	557,308	18,307,568
Lazard Ltd., Class A	324,430	11,192,835
LPL Financial Holdings Inc.	149,431	27,298,055
Moelis & Co., Class A	179,899	8,446,258
Morgan Stanley	1,244,092	108,733,641
Piper Sandler Cos	41,621	5,462,756
PJT Partners Inc., Class A	71,172	4,492,377

Security	Shares	Value

Investment Banking & Brokerage (continued)
Raymond James Financial Inc.	250,975	$27,584,662
Stifel Financial Corp.	303,984	20,640,513
StoneX Group Inc.(a)	50,523	3,750,322
Virtu Financial Inc., Class A	239,645	8,919,587

		443,733,748

Total Common Stocks — 99.9% (Cost: $598,290,677)		573,390,335

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(b)(c)	720,000	720,000

Total Short -Term Investments — 0.1% (Cost: $720,000)		720,000

Total Investments in Securities — 100.0% (Cost: $599,010,677)		574,110,335

Other Assets, Less Liabilities — (0.0)%		(136,718)

Net Assets — 100.0%		$573,973,617

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$760,000	$—	$(40,000	)(a)	$—	$—	$720,000	720,000	$303	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Financials Select Sector Index	3	06/17/22	$354	$9,693
Russell 2000 E-Mini Index	1	06/17/22	103	(315)

				$9,378

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Broker-Dealers & Securities Exchanges ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$9,693

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$315

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$133,377

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$19,823

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,055,007

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$573,390,335	$—	$—	$573,390,335
Money Market Funds	720,000	—	—	720,000

	$574,110,335	$—	$—	$574,110,335

Derivative financial instruments(a)
Assets
Futures Contracts	$9,693	$—	$—	$9,693
Liabilities
Futures Contracts	(315)	—	—	(315)

	$9,378	$—	$—	$9,378

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® U.S. Healthcare Providers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Health Care Facilities — 12.1%
Acadia Healthcare Co. Inc.(a)	191,542	$12,551,747
Brookdale Senior Living Inc.(a)	395,638	2,789,248
Cano Health Inc.(a)(b)	385,069	2,445,188
Community Health Systems Inc.(a)(b)	263,874	3,132,184
Encompass Health Corp.	211,906	15,068,636
Ensign Group Inc. (The)	111,387	10,025,944
Hanger Inc.(a)(b)	78,490	1,438,722
HCA Healthcare Inc.	220,255	55,200,308
Joint Corp. (The)(a)	30,763	1,088,703
National HealthCare Corp.	28,968	2,034,423
Pennant Group Inc. (The)(a)	57,742	1,075,734
Select Medical Holdings Corp.	225,663	5,413,655
Surgery Partners Inc.(a)(b)	75,288	4,144,604
Tenet Healthcare Corp.(a)	228,165	19,613,063
U.S. Physical Therapy Inc.	27,549	2,739,748
Universal Health Services Inc., Class B	155,738	22,574,223

		161,336,130

Health Care Services — 36.4%
1Life Healthcare Inc.(a)(b)	361,338	4,003,625
Accolade Inc.(a)(b)	124,337	2,183,358
Addus HomeCare Corp.(a)	33,995	3,171,394
Agiliti Inc.(a)	58,562	1,235,658
agilon health Inc.(a)(b)	100,827	2,555,964
Amedisys Inc.(a)(b)	69,424	11,961,061
Apollo Medical Holdings Inc.(a)(b)	80,352	3,894,661
Castle Biosciences Inc.(a)(b)	50,377	2,259,912
Chemed Corp.	32,790	16,609,775
Cigna Corp.	251,783	60,329,725
CorVel Corp.(a)	19,965	3,362,905
CVS Health Corp.	1,840,273	186,254,030
DaVita Inc.(a)	131,268	14,847,723
DocGo Inc.(a)	162,327	1,501,525
Fulgent Genetics Inc.(a)	41,386	2,582,900
Guardant Health Inc.(a)(b)	216,514	14,341,887
Hims & Hers Health Inc.(a)	264,408	1,409,295
Invitae Corp.(a)	442,938	3,530,216
Laboratory Corp. of America Holdings(a)	198,291	52,281,405
LHC Group Inc.(a)(b)	67,421	11,367,181
MEDNAX Inc.(a)	181,381	4,258,826
ModivCare Inc.(a)	26,175	3,020,333
Oak Street Health Inc.(a)(b)	297,711	8,002,472
Option Care Health Inc.(a)(b)	295,120	8,428,627
Premier Inc., Class A	253,426	9,019,431
Privia Health Group Inc.(a)	56,829	1,519,039
Quest Diagnostics Inc.	253,456	34,687,988
R1 RCM Inc.(a)	284,520	7,613,755
RadNet Inc.(a)	99,506	2,225,949
Sema4 Holdings Corp.(a)	269,236	826,555
Signify Health Inc., Class A(a)(b)	51,132	928,046
Tivity Health Inc.(a)	94,507	3,040,290

		483,255,511

Health Care Technology — 6.5%
American Well Corp., Class A(a)(b)	417,577	1,757,999

Security	Shares	Value

Health Care Technology (continued)
Certara Inc.(a)(b)	220,898	$4,744,889
Change Healthcare Inc.(a)	537,301	11,713,162
Definitive Healthcare Corp.(a)	57,205	1,410,103
Doximity Inc., Class A(a)(b)	197,256	10,275,065
GoodRx Holdings Inc., Class A(a)(b)	146,407	2,830,047
Health Catalyst Inc.(a)(b)	110,576	2,889,351
HealthStream Inc.(a)	53,892	1,073,529
Inspire Medical Systems Inc.(a)(b)	58,269	14,957,070
Multiplan Corp.(a)(b)	517,688	2,422,780
Phreesia Inc.(a)(b)	108,903	2,870,683
Schrodinger Inc.(a)	99,751	3,403,504
Sharecare Inc.(a)(b)	615,092	1,519,277
Teladoc Health Inc.(a)(b)	340,967	24,593,950

		86,461,409

Life Sciences Tools & Services — 0.2%
NeoGenomics Inc.(a)(b)	262,045	3,183,847

Managed Health Care — 44.7%
Anthem Inc.	215,920	106,064,222
Centene Corp.(a)	702,800	59,168,732
Clover Health Investments Corp.(a)(b)	578,415	2,053,373
HealthEquity Inc.(a)	177,977	12,002,769
Humana Inc.	135,672	59,040,384
Molina Healthcare Inc.(a)	124,384	41,493,259
Progyny Inc.(a)(b)	148,347	7,625,036
UnitedHealth Group Inc.	599,572	305,763,733

		593,211,508

Total Common Stocks — 99.9% (Cost: $1,144,421,766)		1,327,448,405

Short-Term Investments

Money Market Funds — 3.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	49,222,629	49,212,785
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	1,470,000	1,470,000

		50,682,785

Total Short -Term Investments — 3.8% (Cost: $50,673,112)		50,682,785

Total Investments in Securities — 103.7% (Cost: $1,195,094,878)		1,378,131,190

Other Assets, Less Liabilities — (3.7)%		(49,389,272)

Net Assets — 100.0%		$1,328,741,918

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Healthcare Providers ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$59,045,877	$—		$(9,796,350	)(a)	$(27,859)	$(8,883)	$49,212,785	49,222,629	$130,484	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,150,000	320,000	(a)	—		—	—	1,470,000	1,470,000	307		—

						$(27,859)	$(8,883)	$50,682,785		$130,791		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Health Care Sector Index	8	06/17/22	$1,105	$57,343

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$57,343

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$239,245

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$59,065

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$952,406

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Healthcare Providers ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,327,448,405	$—	$—	$1,327,448,405
Money Market Funds	50,682,785	—	—	50,682,785

	$1,378,131,190	$—	$—	$1,378,131,190

Derivative financial instruments(a)
Assets
Futures Contracts	$57,343	$—	$—	$57,343

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments March 31, 2022	iShares® U.S. Home Construction ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Building Products — 14.0%
American Woodmark Corp.(a)(b)	53,917	$2,639,237
AZEK Co. Inc. (The)(a)(b)	338,516	8,408,737
Builders FirstSource Inc.(a)	580,396	37,458,758
Fortune Brands Home & Security Inc.	426,443	31,676,186
Hayward Holdings Inc.(a)	127,206	2,114,164
JELD-WEN Holding Inc.(a)(b)	274,069	5,558,119
Lennox International Inc.	110,017	28,368,984
Masco Corp.	758,802	38,698,902
Masonite International Corp.(a)(b)	74,404	6,617,492
Owens Corning	301,480	27,585,420
PGT Innovations Inc.(a)	195,424	3,513,723
Quanex Building Products Corp.	109,145	2,290,954
Simpson Manufacturing Co. Inc.	138,524	15,104,657
Trex Co. Inc.(a)(b)	344,781	22,524,543
UFP Industries Inc.	198,127	15,287,479

		247,847,355

Construction Materials — 0.9%
Eagle Materials Inc.	121,919	15,649,523

Forest Products — 1.0%
Louisiana-Pacific Corp.	286,259	17,782,409

Home Furnishings — 2.1%
Ethan Allen Interiors Inc.	70,102	1,827,559
Leggett & Platt Inc.	425,496	14,807,261
Mohawk Industries Inc.(a)	163,496	20,306,203

		36,941,023

Home Improvement Retail — 10.7%
Floor & Decor Holdings Inc., Class A(a)(b)	331,328	26,837,568
Home Depot Inc. (The)	274,463	82,155,010
LL Flooring Holdings Inc.(a)(b)	92,803	1,301,098
Lowe’s Companies Inc.	385,407	77,925,441

		188,219,117

Homebuilding — 63.6%
Beazer Homes USA Inc.(a)(b)	297,963	4,534,997
Cavco Industries Inc.(a)	86,339	20,794,748
Century Communities Inc.	306,908	16,441,062
DR Horton Inc.	3,335,618	248,536,897
Green Brick Partners Inc.(a)	497,747	9,835,481
Installed Building Products Inc.	239,701	20,252,337
KB Home	889,924	28,815,739
Lennar Corp., Class A	2,654,890	215,497,421
Lennar Corp., Class B	156,459	10,693,973
LGI Homes Inc.(a)(b)	222,462	21,730,088

Security	Shares	Value

Homebuilding (continued)
M/I Homes Inc.(a)	300,397	$13,322,607
MDC Holdings Inc.	587,003	22,212,194
Meritage Homes Corp.(a)	382,477	30,303,653
NVR Inc.(a)(b)	34,172	152,655,550
PulteGroup Inc.	2,576,326	107,948,059
Skyline Champion Corp.(a)(b)	525,803	28,856,069
Taylor Morrison Home Corp.(a)(b)	1,283,753	34,943,757
Toll Brothers Inc.	1,140,250	53,614,555
TopBuild Corp.(a)(b)	322,973	58,584,072
Tri Pointe Homes Inc.(a)(b)	1,171,758	23,528,901

		1,123,102,160

Specialty Chemicals — 5.1%
Sherwin-Williams Co. (The)	360,181	89,908,381

Trading Companies & Distributors — 2.5%
Beacon Roofing Supply Inc.(a)(b)	173,435	10,281,227
Watsco Inc.	108,017	32,906,299

		43,187,526

Total Common Stocks — 99.9% (Cost: $2,294,376,871)		1,762,637,494

Short-Term Investments

Money Market Funds — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	30,174,717	30,168,682
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	2,040,000	2,040,000

		32,208,682

Total Short -Term Investments — 1.8% (Cost: $32,202,087)		32,208,682

Total Investments in Securities — 101.7% (Cost: $2,326,578,958)		1,794,846,176

Other Assets, Less Liabilities — (1.7)%		(29,870,634)

Net Assets — 100.0%		$1,764,975,542

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Home Construction ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$31,310,054	$—		$(1,100,641	)(a)	$(40,527)	$(204)	$30,168,682	30,174,717	$83,563(b	)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,583,000	457,000(a	)	—		—	—	2,040,000	2,040,000	619		—

						$(40,527)	$(204)	$32,208,682		$84,182		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Mid 400 E-Mini Index	8	06/17/22	$2,151	$92,708

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$92,708

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(142,894)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$92,708

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,585,296

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Home Construction ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,762,637,494	$—	$—	$1,762,637,494
Money Market Funds	32,208,682	—	—	32,208,682

	$1,794,846,176	$—	$—	$1,794,846,176

Derivative financial instruments(a)
Assets
Futures Contracts	$92,708	$—	$—	$92,708

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® U.S. Infrastructure ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aluminum — 1.6%
Arconic Corp.(a)	185,822	$4,760,760
Century Aluminum Co.(a)	170,918	4,496,852
Kaiser Aluminum Corp.	52,949	4,985,678

		14,243,290

Auto Parts & Equipment — 0.5%
XPEL Inc.(a)	88,221	4,641,307

Building Products — 6.6%
Advanced Drainage Systems Inc.	41,655	4,949,031
Apogee Enterprises Inc.	111,869	5,309,303
Armstrong World Industries Inc.	56,425	5,078,814
AZEK Co. Inc. (The)(a)	187,655	4,661,350
Builders FirstSource Inc.(a)	67,874	4,380,588
Carlisle Companies Inc.	21,778	5,355,646
Cornerstone Building Brands Inc.(a)	235,975	5,738,912
Gibraltar Industries Inc.(a)	104,918	4,506,228
Insteel Industries Inc.	133,130	4,924,479
Owens Corning	57,381	5,250,361
Simpson Manufacturing Co. Inc.	43,029	4,691,882
Trex Co. Inc.(a)	67,528	4,411,604

		59,258,198

Commodity Chemicals — 3.6%
AdvanSix Inc.	117,658	6,011,147
Hawkins Inc.	108,911	4,999,015
LyondellBasell Industries NV, Class A	51,270	5,271,581
Olin Corp.	105,379	5,509,214
Tredegar Corp.	424,606	5,091,026
Westlake Chemical Corp.	44,616	5,505,615

		32,387,598

Construction & Engineering — 12.3%
AECOM	71,300	5,476,553
API Group Corp.(a)	255,971	5,383,070
Argan Inc.	124,879	5,068,839
Comfort Systems USA Inc.	59,319	5,279,984
Construction Partners Inc., Class A(a)(b)	195,340	5,114,001
EMCOR Group Inc.	43,321	4,879,244
Fluor Corp.(a)	214,169	6,144,509
Granite Construction Inc.	170,268	5,584,790
Great Lakes Dredge & Dock Corp.(a)	344,298	4,830,501
IES Holdings Inc.(a)(b)	123,239	4,954,208
Infrastructure and Energy Alternatives Inc.(a)	476,536	5,646,952
MasTec Inc.(a)	66,989	5,834,742
MDU Resources Group Inc.	189,833	5,059,049
MYR Group Inc.(a)	55,171	5,188,281
Northwest Pipe Co.(a)	173,839	4,424,202
NV5 Global Inc.(a)(b)	40,448	5,391,718
Primoris Services Corp.	203,209	4,840,438
Quanta Services Inc.	46,033	6,058,403
Sterling Construction Co. Inc.(a)	178,032	4,771,258
Tutor Perini Corp.(a)	514,837	5,560,240
Valmont Industries Inc.	23,256	5,548,882

		111,039,864

Construction Machinery & Heavy Trucks — 2.3%
Astec Industries Inc.	106,378	4,574,254
Greenbrier Companies Inc. (The)	103,987	5,356,370
Terex Corp.	130,898	4,667,823

Security	Shares	Value

Construction Machinery & Heavy Trucks (continued)
Trinity Industries Inc.	164,779	$5,661,806

		20,260,253

Construction Materials — 1.8%
Martin Marietta Materials Inc.	13,485	5,190,242
Summit Materials Inc., Class A(a)(b)	172,775	5,366,391
Vulcan Materials Co.	28,518	5,238,757

		15,795,390

Copper — 0.6%
Taseko Mines Ltd.(a)	2,378,428	5,446,600

Distributors — 0.5%
Pool Corp.	10,867	4,595,111

Diversified Metals & Mining — 0.6%
Compass Minerals International Inc.	82,949	5,208,368

Electric Utilities — 19.4%
ALLETE Inc.	94,991	6,362,497
Alliant Energy Corp.	102,279	6,390,392
American Electric Power Co. Inc.	64,547	6,439,854
Avangrid Inc.	136,572	6,383,375
Constellation Energy Corp.	120,036	6,752,025
Duke Energy Corp.	58,474	6,529,207
Edison International	93,531	6,556,523
Entergy Corp.	54,768	6,394,164
Evergy Inc.	97,295	6,649,140
Eversource Energy	72,357	6,381,164
Exelon Corp.	138,893	6,615,474
FirstEnergy Corp.	144,281	6,616,727
Fortis Inc./Canada	130,009	6,435,445
Hawaiian Electric Industries Inc.	147,379	6,235,605
IDACORP Inc.	55,957	6,455,200
MGE Energy Inc.	81,700	6,518,843
NextEra Energy Inc	77,260	6,544,695
NRG Energy Inc.	163,787	6,282,869
OGE Energy Corp.	156,192	6,369,510
Otter Tail Corp.	98,147	6,134,188
PG&E Corp.(a)	549,216	6,557,639
Pinnacle West Capital Corp.	82,501	6,443,328
PNM Resources Inc.	134,779	6,424,915
Portland General Electric Co.	115,143	6,350,136
PPL Corp.	232,482	6,639,686
Southern Co. (The)	91,545	6,637,928
Xcel Energy Inc.	86,965	6,276,264

		174,376,793

Environmental & Facilities Services — 0.6%
Tetra Tech Inc.	31,588	5,210,125

Forest Products — 1.0%
Louisiana-Pacific Corp.	72,372	4,495,748
West Fraser Timber Co. Ltd.	51,730	4,264,104

		8,759,852

Gas Utilities — 5.3%
Atmos Energy Corp.	53,348	6,374,553
Chesapeake Utilities Corp.	39,604	5,455,847
New Jersey Resources Corp.	136,711	6,269,566
Northwest Natural Holding Co.	110,715	5,726,180
ONE Gas Inc.	71,032	6,267,864
South Jersey Industries Inc.	178,122	6,154,115
Southwest Gas Holdings Inc.	68,258	5,343,919

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Infrastructure ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Gas Utilities (continued)
Spire Inc.	87,123	$6,251,946

		47,843,990

Independent Power Producers & Energy Traders — 0.7%
Vistra Corp.	274,547	6,383,218

Industrial Machinery — 1.6%
Luxfer Holdings PLC	292,696	4,917,293
Mueller Industries Inc.	90,537	4,904,389
Omega Flex Inc.	33,835	4,394,151

		14,215,833

Multi-Utilities — 10.6%
Algonquin Power & Utilities Corp.	421,457	6,541,013
Ameren Corp.	69,232	6,491,192
Avista Corp.	128,246	5,790,307
Black Hills Corp.	85,289	6,568,959
CenterPoint Energy Inc.	213,744	6,549,116
CMS Energy Corp.	92,493	6,468,960
Consolidated Edison Inc.	69,093	6,541,725
Dominion Energy Inc.	75,184	6,388,385
DTE Energy Co.	48,521	6,414,961
NiSource Inc.	203,326	6,465,767
NorthWestern Corp.	100,340	6,069,567
Public Service Enterprise Group Inc.	91,670	6,416,900
Sempra Energy	40,680	6,839,122
Unitil Corp.	113,042	5,638,535
WEC Energy Group Inc.	65,509	6,538,453

		95,722,962

Oil & Gas Equipment & Services — 0.7%
U.S. Silica Holdings Inc.(a)(b)	355,936	6,641,766

Oil & Gas Storage & Transportation — 6.9%
Antero Midstream Corp.	604,539	6,571,339
DTE Midstream LLC(a)	110,770	6,010,380
Enbridge Inc.	136,884	6,308,984
EnLink Midstream LLC	616,157	5,945,915
Equitrans Midstream Corp.	877,035	7,402,175
Kinder Morgan Inc.	324,148	6,129,639
Kinetik Holdings Inc.	82,824	5,384,388
ONEOK Inc.	90,179	6,369,343
TC Energy Corp.	108,986	6,148,990
Williams Companies Inc. (The)	184,756	6,172,698

		62,443,851

Railroads — 2.1%
CSX Corp.	164,806	6,171,985
Norfolk Southern Corp.	21,714	6,193,267
Union Pacific Corp.	23,322	6,371,803

		18,737,055

Research & Consulting Services — 1.2%
Jacobs Engineering Group Inc.	38,964	5,369,629
Stantec Inc.	103,745	5,201,774

		10,571,403

Semiconductors — 0.7%
SunPower Corp.(a)	299,104	6,424,754

Specialty Chemicals — 3.0%
Avient Corp.	99,805	4,790,640
Danimer Scientific Inc.(a)(b)	1,209,295	7,086,469
Eastman Chemical Co.	43,632	4,889,402
Ecovyst Inc.	471,996	5,456,274

Security	Shares	Value

Specialty Chemicals (continued)
Ingevity Corp.(a)	79,822	$5,114,195

		27,336,980

Steel — 7.9%
Allegheny Technologies Inc.(a)	193,458	5,192,413
Carpenter Technology Corp.	137,714	5,781,234
Cleveland-Cliffs Inc.(a)	193,452	6,231,089
Commercial Metals Co.	126,510	5,265,346
Haynes International Inc.	126,750	5,399,550
Nucor Corp.	36,323	5,399,414
Olympic Steel Inc.	149,466	5,748,462
Reliance Steel & Aluminum Co.	26,519	4,862,259
Ryerson Holding Corp.	158,169	5,539,078
Steel Dynamics Inc.	64,359	5,369,471
TimkenSteel Corp.(a)	258,807	5,662,697
United States Steel Corp.	159,478	6,018,700
Worthington Industries Inc.	83,561	4,295,871

		70,765,584

Trading Companies & Distributors — 2.2%
BlueLinx Holdings Inc.(a)	56,622	4,069,990
Boise Cascade Co.	64,658	4,491,791
H&E Equipment Services Inc.	127,085	5,530,739
United Rentals Inc.(a)	15,896	5,646,418

		19,738,938

Water Utilities — 5.4%
American States Water Co.	70,327	6,260,509
American Water Works Co. Inc.	38,478	6,369,263
Artesian Resources Corp., Class A, NVS	125,663	6,100,939
California Water Service Group	106,056	6,287,000
Essential Utilities Inc.	126,999	6,493,459
Middlesex Water Co.	45,999	4,837,715
SJW Group	91,070	6,336,651
York Water Co. (The)	132,759	5,970,172

		48,655,708

Total Common Stocks — 99.7% (Cost: $829,748,159)		896,704,791

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	6,923,529	6,922,144
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	1,310,000	1,310,000

		8,232,144

Total Short -Term Investments — 0.9% (Cost: $8,231,188)		8,232,144

Total Investments in Securities — 100.6% (Cost: $837,979,347)		904,936,935

Other Assets, Less Liabilities — (0.6)%		(5,822,454)

Net Assets — 100.0%		$899,114,481

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Infrastructure ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,775,064	$5,149,016	(a)	$—	$(2,889)	$953	$6,922,144	6,923,529	$21,066	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	510,000	800,000	(a)	—	—	—	1,310,000	1,310,000	318		—

					$(2,889)	$953	$8,232,144		$21,384		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Energy Select Sector Index	2	06/17/22	$159	$1,856
E-Mini Utilities Select Sector Index	9	06/17/22	676	25,463
S&P Mid 400 E-Mini Index	5	06/17/22	1,345	(7,951)

				$19,368

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$27,319

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$7,951

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$96,015

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$19,368

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Infrastructure ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,137,364

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$896,704,791	$—	$—	$896,704,791
Money Market Funds	8,232,144	—	—	8,232,144

	$904,936,935	$—	$—	$904,936,935

Derivative financial instruments(a)
Assets
Futures Contracts	$27,319	$—	$—	$27,319
Liabilities
Futures Contracts	(7,951)	—	—	(7,951)

	$19,368	$—	$—	$19,368

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® U.S. Insurance ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Insurance Brokers — 7.0%
Arthur J Gallagher & Co.	49,758	$8,687,747
Brown & Brown Inc.	59,947	4,332,369
eHealth Inc.(a)(b)	8,763	108,749

		13,128,865

Life & Health Insurance — 24.9%
Aflac Inc.	128,417	8,268,771
American Equity Investment Life Holding Co.	21,846	871,874
Brighthouse Financial Inc.(a)	20,459	1,056,912
CNO Financial Group Inc.	32,007	803,056
Genworth Financial Inc., Class A(a)	63,891	241,508
Globe Life Inc.	23,906	2,404,943
Lincoln National Corp.	42,781	2,796,166
MetLife Inc.	170,527	11,984,637
National Western Life Group Inc., Class A	736	154,854
Oscar Health Inc., Class A(a)(b)	13,112	130,727
Primerica Inc.	10,251	1,402,542
Principal Financial Group Inc.	62,081	4,557,366
Prudential Financial Inc.	79,814	9,431,620
Trupanion Inc.(a)	8,730	778,018
Unum Group	52,935	1,667,982

		46,550,976

Multi-line Insurance — 12.0%
American International Group Inc.	201,952	12,676,527
American National Group Inc.	3,471	656,331
Assurant Inc.	14,648	2,663,446
Hartford Financial Services Group Inc. (The)	85,395	6,132,215
Horace Mann Educators Corp.	5,224	218,520

		22,347,039

Other Diversified Financial Services — 0.8%
Voya Financial Inc.	21,447	1,423,009

Property & Casualty Insurance — 53.5%
Allstate Corp. (The)	63,374	8,777,933
Ambac Financial Group Inc.(a)	15,327	159,401
American Financial Group Inc./OH	17,040	2,481,365
AMERISAFE Inc.	5,592	277,755
Arch Capital Group Ltd.(a)	98,647	4,776,488
Argo Group International Holdings Ltd.	9,676	399,425
Assured Guaranty Ltd.	18,259	1,162,368
Axis Capital Holdings Ltd.	20,124	1,216,898
Chubb Ltd.	104,595	22,372,870
Cincinnati Financial Corp.	38,256	5,201,286
CNA Financial Corp.	7,584	368,734
Employers Holdings Inc.	3,521	144,431
Erie Indemnity Co., Class A, NVS	6,525	1,149,248
First American Financial Corp.	28,324	1,835,962
Hanover Insurance Group Inc. (The)	9,267	1,385,602

Security	Shares	Value

Property & Casualty Insurance (continued)
James River Group Holdings Ltd.	4,696	$116,179
Kemper Corp.	15,812	894,010
Kinsale Capital Group Inc.	5,584	1,273,264
Lemonade Inc.(a)(b)	10,918	287,908
Loews Corp.	50,273	3,258,696
Markel Corp.(a)	3,480	5,133,835
MBIA Inc.(a)	14,212	218,723
Mercury General Corp.	7,363	404,965
Old Republic International Corp.	73,704	1,906,722
Palomar Holdings Inc.(a)	6,678	427,325
ProAssurance Corp.	6,798	182,730
Progressive Corp. (The)	141,956	16,181,564
RLI Corp.	10,420	1,152,765
Safety Insurance Group Inc.	1,792	162,803
Selective Insurance Group Inc.	15,629	1,396,607
Travelers Companies Inc. (The)	58,672	10,721,135
United Fire Group Inc.	5,495	170,730
W R Berkley Corp.	53,658	3,573,086
White Mountains Insurance Group Ltd.(b)	790	897,630

		100,070,443

Reinsurance — 1.6%
Alleghany Corp.(a)	3,517	2,978,899

Total Common Stocks — 99.8% (Cost: $171,924,694)		186,499,231

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	1,050,196	1,049,986
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	510,000	510,000

		1,559,986

Total Short -Term Investments — 0.8% (Cost: $1,559,794)		1,559,986

Total Investments in Securities — 100.6% (Cost: $173,484,488)		188,059,217

Other Assets, Less Liabilities — (0.6)%		(1,199,087)

Net Assets — 100.0%		$186,860,130

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Insurance ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$207,497	$842,601	(a)	$—	$(298)	$186	$1,049,986	1,050,196	$3,845	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	180,000	330,000	(a)	—	—	—	510,000	510,000	61		—

					$(298)	$186	$1,559,986		$3,906		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Financials Select Sector Index	3	06/17/22	$354	$1,012

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,012

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(16,788)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$2,367

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$251,060

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Insurance ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$186,499,231	$—	$—	$186,499,231
Money Market Funds	1,559,986	—	—	1,559,986

	$188,059,217	$—	$—	$188,059,217

Derivative financial instruments(a)
Assets
Futures Contracts	$1,012	$—	$—	$1,012

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments March 31, 2022	iShares® U.S. Medical Devices ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Health Care Equipment — 80.3%
Abbott Laboratories	9,873,232	$1,168,595,740
ABIOMED Inc.(a)(b)	300,893	99,667,797
AngioDynamics Inc.(a)(b)	255,943	5,513,012
Artivion Inc.(a)(b)	259,999	5,558,779
AtriCure Inc.(a)(b)	303,639	19,939,973
Axogen Inc.(a)(b)	274,758	2,181,579
Axonics Inc.(a)(b)	306,059	19,159,293
Baxter International Inc.	3,309,929	256,651,895
Becton Dickinson and Co.	1,297,569	345,153,354
Boston Scientific Corp.(a)	8,168,163	361,767,939
Butterfly Network Inc.(a)(b)	880,855	4,192,870
Cardiovascular Systems Inc.(a)(b)	268,257	6,062,608
CONMED Corp.	193,343	28,721,103
CryoPort Inc.(a)(b)	326,350	11,392,879
Dexcom Inc.(a)(b)	640,720	327,792,352
Edwards Lifesciences Corp.(a)(b)	3,244,452	381,936,889
Envista Holdings Corp.(a)(b)	1,066,758	51,961,782
Glaukos Corp.(a)(b)	309,976	17,922,812
Globus Medical Inc., Class A(a)(b)	522,444	38,545,918
Heska Corp.(a)(b)	70,805	9,790,915
Hologic Inc.(a)	1,652,581	126,951,272
IDEXX Laboratories Inc.(a)	560,551	306,655,030
Inari Medical Inc.(a)(b)	212,411	19,252,933
Inogen Inc.(a)	135,199	4,383,152
Insulet Corp.(a)(b)	455,920	121,452,529
Integer Holdings Corp.(a)(b)	218,281	17,586,900
Integra LifeSciences Holdings Corp.(a)	481,533	30,943,311
Intersect ENT Inc.(a)	221,210	6,196,092
Intuitive Surgical Inc.(a)(b)	1,232,372	371,781,985
iRhythm Technologies Inc.(a)(b)	194,530	30,632,639
LeMaitre Vascular Inc.	127,040	5,903,549
LivaNova PLC(a)(b)	351,852	28,792,049
Masimo Corp.(a)(b)	335,850	48,879,609
Medtronic PLC	7,507,341	832,939,484
Mesa Laboratories Inc.(b)	34,681	8,839,493
Natus Medical Inc.(a)	225,769	5,933,209
Nevro Corp.(a)(b)	230,740	16,689,424
Novocure Ltd.(a)(b)	590,229	48,900,473
NuVasive Inc.(a)(b)	342,011	19,392,024
Ortho Clinical Diagnostics Holdings PLC(a)(b)	752,585	14,043,236
Orthofix Medical Inc.(a)	130,530	4,268,331
Outset Medical Inc.(a)(b)	270,853	12,296,726
Penumbra Inc.(a)(b)	232,148	51,567,035
ResMed Inc.	966,706	234,435,872
SeaSpine Holdings Corp.(a)(b)	216,815	2,636,470
Senseonics Holdings Inc.(a)(b)	2,712,401	5,343,430
Shockwave Medical Inc.(a)(b)	233,385	48,394,714
SI-BONE Inc.(a)(b)	181,545	4,102,917

Security	Shares	Value

Health Care Equipment (continued)
STERIS PLC	661,907	$160,029,255
Stryker Corp.	1,376,228	367,934,556
Surmodics Inc.(a)	92,390	4,188,039
Tactile Systems Technology Inc.(a)(b)	131,047	2,641,908
Tandem Diabetes Care Inc.(a)	420,000	48,841,800
Teleflex Inc.	309,677	109,882,690
TransMedics Group Inc.(a)(b)	183,568	4,945,322
Vapotherm Inc.(a)(b)	151,679	2,108,338
Varex Imaging Corp.(a)(b)	261,782	5,573,339
ViewRay Inc.(a)	1,016,244	3,983,677
Zimmer Biomet Holdings Inc.	1,381,029	176,633,609
Zimvie Inc.(a)	138,032	3,152,651

		6,481,618,561

Health Care Supplies — 0.3%
STAAR Surgical Co.(a)(b)	314,667	25,145,040

Life Sciences Tools & Services — 19.3%
Bio-Rad Laboratories Inc., Class A(a)	142,839	80,451,210
Bruker Corp.(b)	671,709	43,190,888
NanoString Technologies Inc.(a)(b)	301,784	10,486,994
Thermo Fisher Scientific Inc.	2,200,166	1,299,528,048
Waters Corp.(a)	403,492	125,239,882

		1,558,897,022

Total Common Stocks — 99.9% (Cost: $6,989,482,210)		8,065,660,623

Short-Term Investments

Money Market Funds — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	149,943,051	149,913,062
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	5,130,000	5,130,000

		155,043,062

Total Short -Term Investments — 1.9% (Cost: $154,994,881)		155,043,062

Total Investments in Securities — 101.8% (Cost: $7,144,477,091)		8,220,703,685

Other Assets, Less Liabilities — (1.8)%		(144,446,404)

Net Assets — 100.0%		$8,076,257,281

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Medical Devices ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$217,217,031	$—	$(67,203,364	)(a)	$(10,989)	$(89,616)	$149,913,062	149,943,051	$368,925	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	8,910,000	—	(3,780,000	)(a)	—	—	5,130,000	5,130,000	2,409		—

					$(10,989)	$(89,616)	$155,043,062		$371,334		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Health Care Sector Index	46	06/17/22	$6,354	$235,723
E-Mini Technology Select Sector Index	17	06/17/22	2,725	153,440

				$389,163

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$389,163

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,774,807

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$88,335

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,369,164

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Medical Devices ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$8,065,660,623	$—	$—	$8,065,660,623
Money Market Funds	155,043,062	—	—	155,043,062

	$8,220,703,685	$—	$—	$8,220,703,685

Derivative financial instruments(a)
Assets
Futures Contracts	$389,163	$—	$—	$389,163

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® U.S. Oil & Gas Exploration & Production ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Oil & Gas Exploration & Production — 74.7%
Antero Resources Corp.(a)	332,900	$10,163,437
APA Corp.	423,327	17,496,105
Brigham Minerals Inc., Class A	55,416	1,415,879
California Resources Corp.	93,761	4,193,930
Callon Petroleum Co.(a)(b)	55,008	3,249,873
Centennial Resource Development Inc./DE, Class A(a)	214,979	1,734,881
Chesapeake Energy Corp.	121,454	10,566,498
Civitas Resources Inc.	84,033	5,017,610
CNX Resources Corp.(a)	236,118	4,892,365
Comstock Resources Inc.(a)(b)	105,765	1,380,233
ConocoPhillips	1,413,157	141,315,700
Continental Resources Inc./OK	68,222	4,184,055
Coterra Energy Inc.	948,070	25,569,448
Denbury Inc.(a)	58,448	4,592,259
Devon Energy Corp.	565,054	33,411,643
Diamondback Energy Inc.	198,459	27,204,760
EOG Resources Inc.	634,924	75,701,988
EQT Corp.	350,546	12,062,288
Gulfport Energy Corp.(a)	13,422	1,205,564
Hess Corp.	321,226	34,384,031
Kosmos Energy Ltd.(a)	526,090	3,782,587
Laredo Petroleum Inc.(a)(b)	16,692	1,321,005
Magnolia Oil & Gas Corp., Class A	171,756	4,062,029
Marathon Oil Corp.	907,235	22,780,671
Matador Resources Co.	128,551	6,810,632
Murphy Oil Corp.	169,223	6,834,917
Northern Oil and Gas Inc.	76,392	2,153,490
Oasis Petroleum Inc.	21,611	3,161,689
Ovintiv Inc.	304,244	16,450,473
PDC Energy Inc.	113,480	8,247,726
Pioneer Natural Resources Co.	246,384	61,603,392
Range Resources Corp.(a)	291,086	8,843,193
SM Energy Co.	141,609	5,515,671
Southwestern Energy Co.(a)	1,298,530	9,310,460
Talos Energy Inc.(a)	47,487	749,820
Tellurian Inc.(a)	457,277	2,423,568
Texas Pacific Land Corp.	7,221	9,763,586
Whiting Petroleum Corp.	45,558	3,713,433

		597,270,889

Oil & Gas Refining & Marketing — 18.3%
Archaea Energy Inc.(a)	47,509	1,041,872

Security	Shares	Value

Oil & Gas Refining & Marketing (continued)
Clean Energy Fuels Corp.(a)	197,390	$1,567,277
CVR Energy Inc.	34,029	869,101
Delek U.S. Holdings Inc.(a)	86,294	1,831,159
HF Sinclair Corp.	174,250	6,943,862
Marathon Petroleum Corp.	628,314	53,720,847
Par Pacific Holdings Inc.(a)	53,263	693,484
PBF Energy Inc., Class A(a)	110,593	2,695,151
Phillips 66	419,713	36,259,006
Valero Energy Corp.	382,081	38,796,505
World Fuel Services Corp.	73,545	1,988,657

		146,406,921

Oil & Gas Storage & Transportation — 6.8%
Cheniere Energy Inc.	248,503	34,454,941
Targa Resources Corp.	266,823	20,137,132

		54,592,073

Total Common Stocks — 99.8% (Cost: $648,704,826)		798,269,883

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	2,984,981	2,984,384
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	1,490,000	1,490,000

		4,474,384

Total Short -Term Investments — 0.5% (Cost: $4,473,787)		4,474,384

Total Investments in Securities — 100.3% (Cost: $653,178,613)		802,744,267

Other Assets, Less Liabilities — (0.3)%		(2,604,246)

Net Assets — 100.0%		$800,140,021

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Oil & Gas Exploration & Production ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,451,170	$535,546	(a)	$—	$(2,080)	$(252)	$2,984,384	2,984,981	$7,687	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	470,000	1,020,000	(a)	—	—	—	1,490,000	1,490,000	311		—

					$(2,080)	$(252)	$4,474,384		$7,998		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Energy Select Sector Index	22	06/17/22	$1,754	$22,444

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$22,444

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$489,950

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$46,536

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$745,426

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Oil & Gas Exploration & Production ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$798,269,883	$—	$—	$798,269,883
Money Market Funds	4,474,384	—	—	4,474,384

	$802,744,267	$—	$—	$802,744,267

Derivative financial instruments(a)
Assets
Futures Contracts	$22,444	$—	$—	$22,444

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments March 31, 2022	iShares® U.S. Oil Equipment & Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Oil & Gas Drilling — 17.1%
Helmerich & Payne Inc.	301,501	$12,898,213
Nabors Industries Ltd.(a)	25,849	3,947,659
Patterson-UTI Energy Inc.	717,763	11,110,971
Transocean Ltd.(a)(b)	2,012,249	9,195,978
Valaris Ltd.(a)	217,724	11,315,117

		48,467,938

Oil & Gas Equipment & Services — 82.8%
Archrock Inc.	447,197	4,127,629
Baker Hughes Co.	370,160	13,477,526
Bristow Group Inc.(a)	77,335	2,867,582
Cactus Inc., Class A	196,696	11,160,531
ChampionX Corp.(a)	508,123	12,438,851
Core Laboratories NV(b)	154,412	4,884,052
DMC Global Inc.(a)	64,321	1,961,790
Dril-Quip Inc.(a)(b)	118,076	4,410,139
Expro Group Holdings NV(a)(b)	98,293	1,747,649
Halliburton Co.	1,745,603	66,105,986
Helix Energy Solutions Group Inc.(a)(b)	473,267	2,262,216
Liberty Oilfield Services Inc., Class A(a)(b)	351,033	5,202,309
NexTier Oilfield Solutions Inc.(a)	532,868	4,923,700
NOV Inc.	592,015	11,609,414
Oceaneering International Inc.(a)	333,004	5,048,341
ProPetro Holding Corp.(a)	282,834	3,939,878
RPC Inc.(a)	235,040	2,507,877
Schlumberger NV	1,470,294	60,737,845
TechnipFMC PLC(a)	1,413,623	10,955,578
U.S. Silica Holdings Inc.(a)	248,819	4,642,962

		235,011,855

Total Common Stocks — 99.9% (Cost: $245,760,335)		283,479,793

Security	Shares	Value

Short-Term Investments

Money Market Funds — 3.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	10,307,601	$10,305,539
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	160,000	160,000

		10,465,539

Total Short -Term Investments — 3.7% (Cost: $10,462,887)		10,465,539

Total Investments in Securities — 103.6% (Cost: $256,223,222)		293,945,332

Other Assets, Less Liabilities — (3.6)%		(10,267,899)

Net Assets — 100.0%		$283,677,433

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$8,721,767	$1,589,818	(a)	$—		$(6,310)	$264	$10,305,539	10,307,601	$15,631	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	630,000	—		(470,000	)(a)	—	—	160,000	160,000	68		—

						$(6,310)	$264	$10,465,539		$15,699		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Oil Equipment & Services ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Energy Select Sector Index	2	06/17/22	$159	$212

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$212

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$85,920

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$7,591

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$315,340

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$283,479,793	$—	$—	$283,479,793
Money Market Funds	10,465,539	—	—	10,465,539

	$293,945,332	$—	$—	$293,945,332

Derivative financial instruments(a)
Assets
Futures Contracts	$212	$—	$—	$212

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments March 31, 2022	iShares® U.S. Pharmaceuticals ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 2.7%
Amicus Therapeutics Inc.(a)(b)	336,086	$3,182,734
Catalyst Pharmaceuticals Inc.(a)	128,524	1,065,464
ChemoCentryx Inc.(a)	65,698	1,647,049
Ironwood Pharmaceuticals Inc.(a)	219,322	2,759,071
Madrigal Pharmaceuticals Inc.(a)(b)	16,498	1,618,784
Vanda Pharmaceuticals Inc.(a)	74,652	844,314

		11,117,416

Pharmaceuticals — 97.1%
Aerie Pharmaceuticals Inc.(a)	63,296	575,994
Amneal Pharmaceuticals Inc.(a)	132,718	553,434
Amphastar Pharmaceuticals Inc.(a)(b)	49,378	1,772,670
Antares Pharma Inc.(a)	227,878	934,300
Arvinas Inc.(a)	58,104	3,910,399
Atea Pharmaceuticals Inc.(a)	71,601	516,959
Axsome Therapeutics Inc.(a)	39,906	1,651,709
Bristol-Myers Squibb Co.	257,452	18,801,720
Cara Therapeutics Inc.(a)(b)	56,037	680,850
Cassava Sciences Inc.(a)(b)	50,413	1,872,339
Catalent Inc.(a)(b)	177,730	19,710,257
Collegium Pharmaceutical Inc.(a)(b)	46,326	943,197
Corcept Therapeutics Inc.(a)(b)	127,774	2,877,470
Elanco Animal Health Inc.(a)(b)	634,042	16,542,156
Eli Lilly & Co.	66,746	19,114,052
Endo International PLC(a)	312,887	722,769
Harmony Biosciences Holdings Inc.(a)	30,562	1,486,841
Innoviva Inc.(a)(b)	83,819	1,621,898
Intra-Cellular Therapies Inc.(a)	113,946	6,972,356
Jazz Pharmaceuticals PLC(a)	82,381	12,824,250
Johnson & Johnson	517,837	91,776,252
Merck & Co. Inc.	225,481	18,500,716
NGM Biopharmaceuticals Inc.(a)	49,963	761,936
Nuvation Bio Inc.(a)(b)	154,637	813,391
Omeros Corp.(a)(b)	84,196	506,018
Organon & Co.	339,805	11,869,389
Pacira BioSciences Inc.(a)(b)	59,697	4,556,075
Perrigo Co. PLC	179,282	6,889,807
Pfizer Inc.	1,637,180	84,756,809

Security	Shares	Value

Pharmaceuticals (continued)
Phathom Pharmaceuticals Inc.(a)	20,854	$283,823
Phibro Animal Health Corp., Class A	27,380	546,231
Prestige Consumer Healthcare Inc.(a)	67,276	3,561,591
Reata Pharmaceuticals Inc., Class A(a)(b)	36,696	1,202,161
Revance Therapeutics Inc.(a)(b)	88,521	1,726,160
Roivant Sciences Ltd.(a)(b)	129,677	640,604
Royalty Pharma PLC, Class A	457,014	17,805,265
Theravance Biopharma Inc.(a)	70,027	669,458
Viatris Inc.	1,620,815	17,634,467
Zoetis Inc.	92,521	17,448,535

		396,034,308

Total Common Stocks — 99.8% (Cost: $360,993,918)		407,151,724

Short-Term Investments

Money Market Funds — 3.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	11,798,410	11,796,050
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	400,000	400,000

		12,196,050

Total Short -Term Investments — 3.0% (Cost: $12,191,576)		12,196,050

Total Investments in Securities — 102.8% (Cost: $373,185,494)		419,347,774

Other Assets, Less Liabilities — (2.8)%		(11,574,609)

Net Assets — 100.0%		$407,773,165

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$15,774,536	$—	$(3,970,369	)(a)	$(4,733)	$(3,384)	$11,796,050	11,798,410	$128,173	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	440,000	—	(40,000	)(a)	—	—	400,000	400,000	119		—

					$(4,733)	$(3,384)	$12,196,050		$128,292		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Pharmaceuticals ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Health Care Sector Index	4	06/17/22	$553	$13,771

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$13,771

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$114,595

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$4,012

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$603,258

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$407,151,724	$—	$—	$407,151,724
Money Market Funds	12,196,050	—	—	12,196,050

	$419,347,774	$—	$—	$419,347,774

Derivative financial instruments(a)
Assets
Futures Contracts	$13,771	$—	$—	$13,771

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments March 31, 2022	iShares® U.S. Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Diversified REITs — 1.7%
PS Business Parks Inc.	72,322	$12,155,882
STORE Capital Corp.	879,731	25,714,537
WP Carey Inc.	683,266	55,235,223

		93,105,642

Health Care REITs — 8.4%
Healthcare Realty Trust Inc.	529,318	14,545,659
Healthcare Trust of America Inc., Class A	791,647	24,810,217
Healthpeak Properties Inc.	1,933,250	66,368,473
Medical Properties Trust Inc.	2,139,408	45,227,085
National Health Investors Inc.	163,409	9,642,765
Omega Healthcare Investors Inc.	856,671	26,693,868
Physicians Realty Trust	791,047	13,874,964
Sabra Health Care REIT Inc.	822,300	12,244,047
Ventas Inc.	1,430,934	88,374,484
Welltower Inc.	1,560,334	150,010,511

		451,792,073

Hotel & Resort REITs — 0.9%
Host Hotels & Resorts Inc.	2,559,626	49,733,533

Industrial REITs — 12.6%
Americold Realty Trust	956,311	26,661,951
Duke Realty Corp.	1,365,236	79,265,602
EastGroup Properties Inc.	145,844	29,647,168
First Industrial Realty Trust Inc.	467,061	28,915,747
LXP Industrial Trust	1,015,013	15,935,704
Prologis Inc.	2,652,700	428,357,996
Rexford Industrial Realty Inc.	574,495	42,851,582
STAG Industrial Inc.	631,709	26,121,167

		677,756,917

Mortgage REITs — 2.3%
AGNC Investment Corp.	1,871,956	24,522,625
Annaly Capital Management Inc.	5,232,780	36,838,771
Blackstone Mortgage Trust Inc., Class A	604,413	19,214,289
New Residential Investment Corp.	1,673,220	18,371,956
Starwood Property Trust Inc.	1,091,973	26,392,987

		125,340,628

Office REITs — 6.6%
Alexandria Real Estate Equities Inc.	521,747	105,001,584
Boston Properties Inc.	509,556	65,630,813
Corporate Office Properties Trust	400,264	11,423,535
Cousins Properties Inc.	533,024	21,475,537
Douglas Emmett Inc.	629,076	21,023,720
Equity Commonwealth(a)	403,650	11,386,966
Highwoods Properties Inc.	376,024	17,199,338
Hudson Pacific Properties Inc.	547,455	15,191,876
JBG SMITH Properties	406,869	11,888,712
Kilroy Realty Corp.	376,563	28,776,944
Orion Office REIT Inc.	201,625	2,822,750
SL Green Realty Corp.	229,987	18,670,345
Vornado Realty Trust	569,954	25,830,315

		356,322,435

Real Estate Development — 0.3%
Howard Hughes Corp. (The)(a)(b)	148,438	15,379,661

Real Estate Services — 3.9%
CBRE Group Inc., Class A(a)(b)	1,199,680	109,794,713
Compass Inc., Class A(a)(b)	101,488	797,696
Jones Lang LaSalle Inc.(a)(b)	180,910	43,320,709

Security	Shares	Value

Real Estate Services (continued)
Opendoor Technologies Inc.(a)(b)	1,398,345	$12,095,684
Redfin Corp.(a)(b)	375,985	6,782,769
Zillow Group Inc., Class A(a)(b)	132,443	6,387,726
Zillow Group Inc., Class C, NVS(a)(b)	596,754	29,414,005

		208,593,302

Research & Consulting Services — 1.8%
CoStar Group Inc.(a)	1,415,739	94,302,375

Residential REITs — 15.5%
American Campus Communities Inc.	498,840	27,920,075
American Homes 4 Rent, Class A	1,058,508	42,372,075
Apartment Income REIT Corp.	562,742	30,084,187
AvalonBay Communities Inc.	501,001	124,433,618
Camden Property Trust	366,352	60,887,702
Equity LifeStyle Properties Inc.	618,896	47,333,166
Equity Residential	1,225,010	110,152,899
Essex Property Trust Inc.	233,889	80,803,972
Invitation Homes Inc.	2,139,259	85,955,427
Mid-America Apartment Communities Inc.	413,455	86,598,150
Sun Communities Inc.	415,719	72,871,384
UDR Inc.	1,072,056	61,503,853

		830,916,508

Retail REITs — 9.3%
Brixmor Property Group Inc.	1,067,685	27,556,950
Federal Realty Investment Trust	253,640	30,961,835
Kimco Realty Corp.	2,210,561	54,600,857
National Retail Properties Inc.	629,606	28,294,493
Realty Income Corp.	2,028,087	140,546,429
Regency Centers Corp.	552,379	39,406,718
Simon Property Group Inc.	1,177,989	154,976,233
Spirit Realty Capital Inc.	457,783	21,067,174

		497,410,689

Specialized REITs — 36.4%
American Tower Corp.	1,632,527	410,123,433
Crown Castle International Corp.	1,549,322	286,004,841
CubeSmart	784,375	40,811,031
Digital Realty Trust Inc.	1,017,296	144,252,573
Equinix Inc.	322,773	239,374,912
Extra Space Storage Inc.	479,970	98,681,832
Gaming and Leisure Properties Inc.	841,862	39,508,584
Iron Mountain Inc.	1,037,962	57,513,475
Lamar Advertising Co., Class A	311,218	36,157,307
Life Storage Inc.	294,031	41,290,773
National Storage Affiliates Trust	293,804	18,439,139
PotlatchDeltic Corp.	248,042	13,079,255
Public Storage	546,880	213,436,327
Rayonier Inc.	521,144	21,429,441
SBA Communications Corp.	389,943	134,179,386
VICI Properties Inc.	2,254,598	64,165,859
Weyerhaeuser Co.	2,678,867	101,529,059

		1,959,977,227

Total Common Stocks — 99.7% (Cost: $5,873,866,346)		5,360,630,990

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	60,312,538	60,300,476

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	5,660,000	$5,660,000

		65,960,476

Total Short -Term Investments — 1.2% (Cost: $65,965,695)		65,960,476

Total Investments in Securities — 100.9% (Cost: $5,939,832,041)		5,426,591,466

Other Assets, Less Liabilities — (0.9)%		(47,724,883)

Net Assets — 100.0%		$5,378,866,583

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,932,786	$58,415,065	(a)	$—	$(39,065)	$(8,310)	$60,300,476	60,312,538	$64,287	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,890,000	770,000	(a)	—	—	—	5,660,000	5,660,000	2,682		—

					$(39,065)	$(8,310)	$65,960,476		$66,969		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Dow Jones U.S. Real Estate Index	423	06/17/22	$17,749	$419,767

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$419,767

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Real Estate ETF

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,185,756

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$203,898

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$25,523,268

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$5,360,630,990	$—	$—	$5,360,630,990
Money Market Funds	65,960,476	—	—	65,960,476

	$5,426,591,466	$—	$—	$5,426,591,466

Derivative financial instruments(a)
Assets
Futures Contracts	$419,767	$—	$—	$419,767

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® U.S. Regional Banks ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Diversified Banks — 11.5%
U.S. Bancorp.	3,013,681	$160,177,145

Regional Banks — 87.3%
Bank OZK	272,987	11,656,545
BOK Financial Corp.	67,890	6,378,266
Citizens Financial Group Inc.	961,522	43,585,792
Comerica Inc.	294,837	26,662,110
Commerce Bancshares Inc.	249,308	17,847,960
Cullen/Frost Bankers Inc.	128,551	17,792,744
East West Bancorp. Inc.	320,147	25,298,016
Fifth Third Bancorp.	1,415,540	60,924,842
First Citizens BancShares Inc./NC, Class A	30,037	19,992,627
First Financial Bankshares Inc.	289,402	12,768,416
First Horizon Corp.	1,204,721	28,298,896
First Republic Bank/CA	384,292	62,293,733
FNB Corp.	766,827	9,546,996
Glacier Bancorp. Inc.	244,726	12,304,823
Home BancShares Inc./AR	339,391	7,670,237
Huntington Bancshares Inc./OH	3,243,593	47,421,330
KeyCorp.	2,095,516	46,897,648
M&T Bank Corp.	290,362	49,216,359
People’s United Financial Inc.	965,403	19,298,406
Pinnacle Financial Partners Inc.	171,766	15,816,213
PNC Financial Services Group Inc. (The)	937,283	172,881,849
Popular Inc.	180,147	14,725,216
Prosperity Bancshares Inc.	207,938	14,426,738
Regions Financial Corp.	2,125,183	47,306,574
Signature Bank/New York NY	141,526	41,536,466
SVB Financial Group(a)(b)	131,104	73,346,133
Synovus Financial Corp.	327,147	16,030,203
Truist Financial Corp.	2,978,982	168,908,279
UMB Financial Corp.	97,281	9,451,822
Umpqua Holdings Corp.	488,178	9,207,037
United Bankshares Inc./WV	307,774	10,735,157
Valley National Bancorp.	950,805	12,379,481

Security	Shares	Value

Regional Banks (continued)
Webster Financial Corp.	405,658	$22,765,527
Western Alliance Bancorp	240,493	19,917,630
Wintrust Financial Corp.	128,621	11,952,750
Zions Bancorp. N.A.	342,072	22,426,240

		1,209,669,061

Thrifts & Mortgage Finance — 0.9%
New York Community Bancorp. Inc.	1,049,257	11,248,035
TFS Financial Corp.	108,036	1,793,398

		13,041,433

Total Common Stocks — 99.7% (Cost: $1,389,422,281)		1,382,887,639

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	5,958,843	5,957,651
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	1,697,000	1,697,000

		7,654,651

Total Short -Term Investments — 0.6% (Cost: $7,654,651)		7,654,651

Total Investments in Securities — 100.3% (Cost: $1,397,076,932)		1,390,542,290

Other Assets, Less Liabilities — (0.3)%		(4,198,033)

Net Assets — 100.0%		$1,386,344,257

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$6,598	$5,956,759	(a)	$—	$(5,706)	$—	$5,957,651	5,958,843	$12,720	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,127,000	570,000	(a)	—	—	—	1,697,000	1,697,000	475		—

					$(5,706)	$—	$7,654,651		$13,195		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Regional Banks ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Financials Select Sector Index	26	06/17/22	$3,067	$113,437

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$113,437

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$152,258

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$123,416

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,540,125

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,382,887,639	$—	$—	$1,382,887,639
Money Market Funds	7,654,651	—	—	7,654,651

	$1,390,542,290	$—	$—	$1,390,542,290

Derivative financial instruments(a)
Assets
Futures Contracts	$113,437	$—	$—	$113,437

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® U.S. Telecommunications ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Alternative Carriers — 3.2%
Lumen Technologies Inc.	1,431,079	$16,128,260

Cable & Satellite — 29.8%
Altice USA Inc., Class A(a)	1,303,268	16,264,785
Cable One Inc.	10,299	15,080,208
Charter Communications Inc., Class A(a)(b)	31,791	17,342,626
Comcast Corp., Class A	1,507,091	70,562,000
DISH Network Corp., Class A(a)	486,635	15,401,998
Liberty Broadband Corp., Class A(a)	16,385	2,147,418
Liberty Broadband Corp., Class C, NVS(a)	98,425	13,318,871

		150,117,906

Communications Equipment — 41.3%
Arista Networks Inc.(a)(b)	132,805	18,457,239
Ciena Corp.(a)(b)	254,716	15,443,431
Cisco Systems Inc.	1,398,676	77,990,174
CommScope Holding Co. Inc.(a)	1,883,038	14,838,339
Juniper Networks Inc.	451,023	16,760,015
Lumentum Holdings Inc.(a)(b)	158,673	15,486,485
Motorola Solutions Inc.	73,832	17,882,110
Ubiquiti Inc.	57,263	16,672,695
Viasat Inc.(a)	292,525	14,275,220

		207,805,708

Integrated Telecommunication Services — 18.6%
AT&T Inc.	954,063	22,544,509
Verizon Communications Inc.	1,397,774	71,202,607

		93,747,116

Movies & Entertainment — 3.2%
Roku Inc.(a)	130,443	16,340,595

Security	Shares	Value

Wireless Telecommunication Services — 3.8%
T-Mobile U.S. Inc.(a)	147,144	$18,885,933

Total Common Stocks — 99.9% (Cost: $559,386,404)		503,025,518

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	5,514,747	5,513,644
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	490,000	490,000

		6,003,644

Total Short -Term Investments — 1.2% (Cost: $6,003,082)		6,003,644

Total Investments in Securities — 101.1% (Cost: $565,389,486)		509,029,162

Other Assets, Less Liabilities — (1.1)%		(5,589,199)

Net Assets — 100.0%		$503,439,963

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$13,810,207	$—	$(8,292,240	)(a)	$76	$(4,399)	$5,513,644	5,514,747	$14,564	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	550,000	—	(60,000	)(a)	—	—	490,000	490,000	157		—

					$76	$(4,399)	$6,003,644		$14,721		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Telecommunications ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini S&P Communication Services Select Sector Index	1	06/17/22	$90	$1,448
S&P Mid 400 E-Mini Index	1	06/17/22	269	(1,523)

				$(75)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,448

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$1,523

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(28,476)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$4,520

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$436,486

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® U.S. Telecommunications ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$503,025,518	$—	$—	$503,025,518
Money Market Funds	6,003,644	—	—	6,003,644

	$509,029,162	$—	$—	$509,029,162

Derivative financial instruments(a)
Assets
Futures Contracts	$1,448	$—	$—	$1,448
Liabilities
Futures Contracts	(1,523)	—	—	(1,523)

	$(75)	$—	$—	$(75)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	71

Statements of Assets and Liabilities

March 31, 2022

	iShares Focused Value Factor ETF	iShares U.S. Aerospace & Defense ETF	iShares U.S. Broker-Dealers & Securities Exchanges ETF	iShares U.S. Healthcare Providers ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$34,960,831	$3,666,750,015	$573,390,335	$1,327,448,405
Affiliated(c)	90,000	34,369,215	720,000	50,682,785
Cash	8,080	7,329	558	11,474
Cash pledged:
Futures contracts	8,000	147,000	27,000	58,000
Receivables:
Investments sold	—	—	3,094,790	—
Securities lending income — Affiliated	—	20,204	—	10,123
Capital shares sold	—	4,395	—	28,025
Dividends	39,153	187,901	204	195,440

Total assets	35,106,064	3,701,486,059	577,232,887	1,378,434,252

LIABILITIES
Collateral on securities loaned, at value	—	30,328,850	—	49,252,657
Payables:
Investments purchased	—	—	3,039,736	—
Variation margin on futures contracts	2,709	45,249	9,312	12,449
Investment advisory fees	7,474	1,096,887	210,222	427,228

Total liabilities	10,183	31,470,986	3,259,270	49,692,334

NET ASSETS	$35,095,881	$3,670,015,073	$573,973,617	$1,328,741,918

NET ASSETS CONSIST OF:
Paid-in capital	$35,856,114	$4,176,001,160	$652,586,096	$1,263,400,891
Accumulated earnings (loss)	(760,233)	(505,986,087)	(78,612,479)	65,341,027

NET ASSETS	$35,095,881	$3,670,015,073	$573,973,617	$1,328,741,918

Shares outstanding	600,000	33,150,000	5,750,000	4,700,000

Net asset value	$58.49	$110.71	$99.82	$282.71

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$27,759,656	$—	$47,405,618
(b) Investments, at cost — Unaffiliated	$35,076,012	$3,255,459,788	$598,290,677	$1,144,421,766
(c) Investments, at cost — Affiliated	$90,000	$34,359,530	$720,000	$50,673,112

See notes to financial statements.

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities   (continued)

March 31, 2022

	iShares U.S. Home Construction ETF	iShares U.S. Infrastructure ETF	iShares U.S. Insurance ETF	iShares U.S. Medical Devices ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,762,637,494	$896,704,791	$186,499,231	$8,065,660,623
Affiliated(c)	32,208,682	8,232,144	1,559,986	155,043,062
Cash	233,930	9,607	3,018	4,079
Cash pledged:
Futures contracts	135,000	116,000	21,000	474,000
Receivables:
Securities lending income — Affiliated	6,835	10,540	1,434	70,648
Capital shares sold	31,069	40,309	248,273	—
Dividends	849,329	1,164,866	166,234	7,601,729

Total assets	1,796,102,339	906,278,257	188,499,176	8,228,854,141

LIABILITIES
Collateral on securities loaned, at value	30,252,528	6,924,196	1,050,031	149,873,086
Payables:
Investments purchased	—	—	533,319	—
Variation margin on futures contracts	31,663	21,881	8,200	107,861
Capital shares redeemed	180,005	—	—	3,811
Investment advisory fees	662,601	217,699	47,496	2,612,102

Total liabilities	31,126,797	7,163,776	1,639,046	152,596,860

NET ASSETS	$1,764,975,542	$899,114,481	$186,860,130	$8,076,257,281

NET ASSETS CONSIST OF:
Paid-in capital	$2,458,724,190	$853,771,812	$176,135,309	$7,093,497,710
Accumulated earnings (loss)	(693,748,648)	45,342,669	10,724,821	982,759,571

NET ASSETS	$1,764,975,542	$899,114,481	$186,860,130	$8,076,257,281

Shares outstanding	29,800,000	23,100,000	2,050,000	132,550,000	(d)

Net asset value	$59.23	$38.92	$91.15	$60.93	(d)

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$28,594,627	$6,584,668	$1,029,718	$146,507,708
(b) Investments, at cost — Unaffiliated	$2,294,376,871	$829,748,159	$171,924,694	$6,989,482,210
(c) Investments, at cost — Affiliated	$32,202,087	$8,231,188	$1,559,794	$154,994,881
(d) Shares outstanding and net asset value per share reflect a six-for-one stock split effective after the close of trading on July 16, 2021.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Statements of Assets and Liabilities  (continued)

March 31, 2022

	iShares U.S. Oil & Gas Exploration & Production ETF	iShares U.S. Oil Equipment & Services ETF	iShares U.S. Pharmaceuticals ETF	iShares U.S. Real Estate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$798,269,883	$283,479,793	$407,151,724	$5,360,630,990
Affiliated(c)	4,474,384	10,465,539	12,196,050	65,960,476
Cash	78,066	11,560	6,685	—
Cash pledged:
Futures contracts	135,000	13,000	22,000	911,000
Receivables:
Securities lending income — Affiliated	457	1,599	32,208	9,561
Capital shares sold	211,830	—	—	247,259
Dividends	441,224	103,658	303,108	13,898,916

Total assets	803,610,844	294,075,149	419,711,775	5,441,658,202

LIABILITIES
Bank overdraft	—	—	—	11,424
Collateral on securities loaned, at value	2,983,382	10,305,360	11,801,041	60,347,839
Payables:
Investments purchased	223,535	—	—	—
Variation margin on futures contracts	23,551	2,137	6,541	232,698
Capital shares redeemed	—	667	—	361,098
Investment advisory fees	240,355	89,552	131,028	1,838,560

Total liabilities	3,470,823	10,397,716	11,938,610	62,791,619

NET ASSETS	$800,140,021	$283,677,433	$407,773,165	$5,378,866,583

NET ASSETS CONSIST OF:
Paid-in capital	$869,530,852	$537,586,179	$552,830,178	$6,230,273,923
Accumulated loss	(69,390,831)	(253,908,746)	(145,057,013)	(851,407,340)

NET ASSETS	$800,140,021	$283,677,433	$407,773,165	$5,378,866,583

Shares outstanding	9,500,000	14,700,000	2,100,000	49,800,000

Net asset value	$84.23	$19.30	$194.18	$108.01

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$2,831,162	$10,108,804	$11,364,829	$56,124,661
(b) Investments, at cost — Unaffiliated	$648,704,826	$245,760,335	$360,993,918	$5,873,866,346
(c) Investments, at cost — Affiliated	$4,473,787	$10,462,887	$12,191,576	$65,965,695

See notes to financial statements.

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

March 31, 2022

	iShares U.S. Regional Banks ETF	iShares U.S. Telecommunications ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,382,887,639	$503,025,518
Affiliated(c)	7,654,651	6,003,644
Cash	348	3,469
Cash pledged:
Futures contracts	176,000	22,000
Receivables:
Securities lending income — Affiliated	160	1,348
Capital shares sold	—	5,555
Dividends	3,712,453	50,394

Total assets	1,394,431,251	509,111,928

LIABILITIES
Collateral on securities loaned, at value	5,957,651	5,516,577
Payables:
Investments purchased	1,549,093	—
Variation margin on futures contracts	70,858	5,519
Capital shares redeemed	32,017	—
Investment advisory fees	477,375	149,869

Total liabilities	8,086,994	5,671,965

NET ASSETS	$1,386,344,257	$503,439,963

NET ASSETS CONSIST OF:
Paid-in capital	$1,424,235,461	$806,312,196
Accumulated loss	(37,891,204)	(302,872,233)

NET ASSETS	$1,386,344,257	$503,439,963

Shares outstanding	23,550,000	16,850,000

Net asset value	$58.87	$29.88

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$5,762,335	$5,187,173
(b) Investments, at cost — Unaffiliated	$1,389,422,281	$559,386,404
(c) Investments, at cost — Affiliated	$7,654,651	$6,003,082

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	75

Statements of Operations

Year Ended March 31, 2022

	iShares Focused Value Factor ETF	iShares U.S. Aerospace & Defense ETF	iShares U.S. Broker-Dealers & Securities Exchanges ETF	iShares U.S. Healthcare Providers ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$1,248,918	$29,673,588	$17,487,299	$12,214,875
Dividends — Affiliated	18	4,485	303	3,203
Securities lending income — Affiliated — net	230	177,425	—	127,588
Foreign taxes withheld	(2,296)	—	—	—

Total investment income	1,246,870	29,855,498	17,487,602	12,345,666

EXPENSES
Investment advisory fees	95,718	10,931,883	3,261,343	4,802,016
Professional fees	—	217	217	217

Total expenses	95,718	10,932,100	3,261,560	4,802,233

Net investment income	1,151,152	18,923,398	14,226,042	7,543,433

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	8,997,380	(154,720,016)	(17,270,373)	11,339,401
Investments — Affiliated	118	(5,306)	—	(27,859)
In-kind redemptions — Unaffiliated	5,312,294	145,557,548	115,257,912	157,925,414
Futures contracts	(3,278)	359,812	133,377	239,245

Net realized gain (loss)	14,306,514	(8,807,962)	98,120,916	169,476,201

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(10,810,763)	181,407,819	(62,495,618)	(28,184,986)
Investments — Affiliated	—	(45,232)	—	(8,883)
Futures contracts	5,598	(80,429)	19,823	59,065

Net change in unrealized appreciation (depreciation)	(10,805,165)	181,282,158	(62,475,795)	(28,134,804)

Net realized and unrealized gain	3,501,349	172,474,196	35,645,121	141,341,397

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,652,501	$191,397,594	$49,871,163	$148,884,830

See notes to financial statements.

76	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended March 31, 2022

	iShares U.S. Home Construction ETF	iShares U.S. Infrastructure ETF	iShares U.S. Insurance ETF	iShares U.S. Medical Devices ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$22,677,480	$15,123,096	$2,583,207	$53,890,274
Dividends — Affiliated	5,713	856	83	9,439
Securities lending income — Affiliated — net	78,469	20,528	3,823	361,895
Foreign taxes withheld	—	(24,799)	—	—

Total investment income	22,761,662	15,119,681	2,587,113	54,261,608

EXPENSES
Investment advisory fees	10,020,736	2,397,182	415,047	32,526,290
Professional fees	217	217	217	217

Total expenses	10,020,953	2,397,399	415,264	32,526,507

Net investment income	12,740,709	12,722,282	2,171,849	21,735,101

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(17,606,722)	(18,642,870)	(261,431)	34,460,720
Investments — Affiliated	(40,527)	(2,889)	(298)	(10,989)
In-kind redemptions — Unaffiliated	539,746,529	52,295,953	16,346,678	1,188,506,572
Futures contracts	(142,894)	96,015	(16,788)	1,774,807

Net realized gain	521,956,386	33,746,209	16,068,161	1,224,731,110

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(841,156,042)	44,232,142	6,016,820	(480,418,173)
Investments — Affiliated	(204)	953	186	(89,616)
Futures contracts	92,708	19,368	2,367	88,335
Foreign currency translations	—	(331)	—	—

Net change in unrealized appreciation (depreciation)	(841,063,538)	44,252,132	6,019,373	(480,419,454)

Net realized and unrealized gain (loss)	(319,107,152)	77,998,341	22,087,534	744,311,656

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(306,366,443)	$90,720,623	$24,259,383	$766,046,757

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	77

Statements of Operations  (continued)

Year Ended March 31, 2022

	iShares U.S. Oil & Gas Exploration & Production ETF	iShares U.S. Oil Equipment & Services ETF	iShares U.S. Pharmaceuticals ETF	iShares U.S. Real Estate ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$14,247,401	$1,294,678	$7,574,209	$124,742,811
Dividends — Affiliated	655	636	849	8,070
Securities lending income — Affiliated — net	7,343	15,063	127,443	58,899
Foreign taxes withheld	—	(612)	—	—

Total investment income	14,255,399	1,309,765	7,702,501	124,809,780

EXPENSES
Investment advisory fees	1,523,527	584,682	1,491,817	25,003,003
Professional fees	217	217	217	217

Total expenses	1,523,744	584,899	1,492,034	25,003,220

Net investment income	12,731,655	724,866	6,210,467	99,806,560

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(31,549,738)	(2,251,436)	2,135,033	(20,886,911)
Investments — Affiliated	(2,080)	(6,310)	(4,733)	(39,065)
In-kind redemptions — Unaffiliated	61,874,846	11,412,878	13,167,620	873,562,235
Futures contracts	489,950	85,920	114,595	1,185,756

Net realized gain	30,812,978	9,241,052	15,412,515	853,822,015

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	191,239,162	47,961,930	18,112,025	(111,678,396)
Investments — Affiliated	(252)	264	(3,384)	(8,310)
Futures contracts	46,536	7,591	4,012	203,898

Net change in unrealized appreciation (depreciation)	191,285,446	47,969,785	18,112,653	(111,482,808)

Net realized and unrealized gain	222,098,424	57,210,837	33,525,168	742,339,207

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$234,830,079	$57,935,703	$39,735,635	$842,145,767

See notes to financial statements.

78	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations   (continued)

Year Ended March 31, 2022

	iShares U.S. Regional Banks ETF	iShares U.S. Telecommunications ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$30,273,332	$12,535,377
Dividends — Affiliated	1,046	989
Securities lending income — Affiliated — net	12,149	13,732
Foreign taxes withheld	(29,728)	—

Total investment income	30,256,799	12,550,098

EXPENSES
Investment advisory fees	4,575,432	1,773,147
Professional fees	217	217

Total expenses	4,575,649	1,773,364

Net investment income	25,681,150	10,776,734

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(12,916,632)	(14,242,242)
Investments — Affiliated	(5,706)	76
In-kind redemptions — Unaffiliated	65,176,957	47,507,367
Futures contracts	152,258	(28,476)

Net realized gain	52,406,877	33,236,725

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(37,256,576)	(61,914,753)
Investments — Affiliated	—	(4,399)
Futures contracts	123,416	4,520

Net change in unrealized appreciation (depreciation)	(37,133,160)	(61,914,632)

Net realized and unrealized gain (loss)	15,273,717	(28,677,907)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$40,954,867	$(17,901,173)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	79

Statements of Changes in Net Assets

	iShares Focused Value Factor ETF		iShares U.S. Aerospace & Defense ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,151,152	$771,653	$18,923,398	$29,845,339
Net realized gain (loss)	14,306,514	(7,763,351)	(8,807,962)	(289,293,750)
Net change in unrealized appreciation (depreciation)	(10,805,165)	21,884,168	181,282,158	1,323,199,745

Net increase in net assets resulting from operations	4,652,501	14,892,470	191,397,594	1,063,751,334

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(1,163,130)	(787,521)	(18,744,404)	(30,040,535)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(8,396,139)	7,756,785	534,748,916	(905,501,184)

NET ASSETS
Total increase (decrease) in net assets	(4,906,768)	21,861,734	707,402,106	128,209,615
Beginning of year	40,002,649	18,140,915	2,962,612,967	2,834,403,352

End of year	$35,095,881	$40,002,649	$3,670,015,073	$2,962,612,967

(a)	Share transactions reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

80	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares U.S. Broker-Dealers & Securities Exchanges ETF		iShares U.S. Healthcare Providers ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,226,042	$2,321,910	$7,543,433	$6,096,993
Net realized gain	98,120,916	3,038,924	169,476,201	61,949,559
Net change in unrealized appreciation (depreciation)	(62,475,795)	80,308,220	(28,134,804)	326,549,848

Net increase in net assets resulting from operations	49,871,163	85,669,054	148,884,830	394,596,400

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(14,480,571)	(2,538,244)	(7,445,339)	(6,386,427)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	128,635,346	185,731,316	43,579,447	(28,687,694)

NET ASSETS
Total increase in net assets	164,025,938	268,862,126	185,018,938	359,522,279
Beginning of year	409,947,679	141,085,553	1,143,722,980	784,200,701

End of year	$573,973,617	$409,947,679	$1,328,741,918	$1,143,722,980

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	81

Statements of Changes in Net Assets (continued)

	iShares U.S. Home Construction ETF		iShares U.S. Infrastructure ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,740,709	$9,435,630	$12,722,282	$1,859,166
Net realized gain	521,956,386	409,554,555	33,746,209	14,962,382
Net change in unrealized appreciation (depreciation)	(841,063,538)	784,776,170	44,252,132	23,853,728

Net increase (decrease) in net assets resulting from operations	(306,366,443)	1,203,766,355	90,720,623	40,675,276

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(12,816,171)	(9,561,991)	(13,909,010)	(1,833,932)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(561,414,419)	743,728,526	452,497,643	325,895,791

NET ASSETS
Total increase (decrease) in net assets	(880,597,033)	1,937,932,890	529,309,256	364,737,135
Beginning of year	2,645,572,575	707,639,685	369,805,225	5,068,090

End of year	$1,764,975,542	$2,645,572,575	$899,114,481	$369,805,225

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

82	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares U.S. Insurance ETF		iShares U.S. Medical Devices ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,171,849	$1,636,658	$21,735,101	$23,384,672
Net realized gain	16,068,161	2,807,695	1,224,731,110	772,771,841
Net change in unrealized appreciation (depreciation)	6,019,373	22,558,140	(480,419,454)	1,810,213,646

Net increase in net assets resulting from operations	24,259,383	27,002,493	766,046,757	2,606,370,159

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,177,905)	(1,644,120)	(21,981,981)	(21,882,239)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	79,477,725	(2,263,174)	(874,728,044)	1,477,573,504

NET ASSETS
Total increase (decrease) in net assets	101,559,203	23,095,199	(130,663,268)	4,062,061,424
Beginning of year	85,300,927	62,205,728	8,206,920,549	4,144,859,125

End of year	$186,860,130	$85,300,927	$8,076,257,281	$8,206,920,549

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	83

Statements of Changes in Net Assets (continued)

	iShares U.S. Oil & Gas Exploration & Production ETF		iShares U.S. Oil Equipment & Services ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,731,655	$5,266,848	$724,866	$1,665,364
Net realized gain (loss)	30,812,978	(64,686,478)	9,241,052	(44,753,323)
Net change in unrealized appreciation (depreciation)	191,285,446	166,816,570	47,969,785	78,366,002

Net increase in net assets resulting from operations	234,830,079	107,396,940	57,935,703	35,278,043

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(12,422,061)	(5,431,832)	(935,137)	(3,559,832)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	334,558,987	51,039,147	(144,838,846)	314,128,775

NET ASSETS
Total increase (decrease) in net assets	556,967,005	153,004,255	(87,838,280)	345,846,986
Beginning of year	243,173,016	90,168,761	371,515,713	25,668,727

End of year	$800,140,021	$243,173,016	$283,677,433	$371,515,713

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

84	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares U.S. Pharmaceuticals ETF		iShares U.S. Real Estate ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,210,467	$4,693,351	$99,806,560	$79,978,949
Net realized gain (loss)	15,412,515	8,153,078	853,822,015	(66,849,504)
Net change in unrealized appreciation (depreciation)	18,112,653	83,541,789	(111,482,808)	1,034,179,845

Net increase in net assets resulting from operations	39,735,635	96,388,218	842,145,767	1,047,309,290

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(6,432,724)	(4,525,848)	(140,375,492)	(102,538,797)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	19,708,210	(13,503,900)	(9,950,229)	675,178,259

NET ASSETS
Total increase in net assets	53,011,121	78,358,470	691,820,046	1,619,948,752
Beginning of year	354,762,044	276,403,574	4,687,046,537	3,067,097,785

End of year	$407,773,165	$354,762,044	$5,378,866,583	$4,687,046,537

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	85

Statements of Changes in Net Assets (continued)

	iShares U.S. Regional Banks ETF		iShares U.S. Telecommunications ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$25,681,150	$9,303,626	$10,776,734	$10,604,477
Net realized gain	52,406,877	6,986,488	33,236,725	9,326,372
Net change in unrealized appreciation (depreciation)	(37,133,160)	174,236,220	(61,914,632)	82,965,567

Net increase (decrease) in net assets resulting from operations	40,954,867	190,526,334	(17,901,173)	102,896,416

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(24,749,500)	(9,060,857)	(10,823,757)	(10,690,881)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	696,331,202	295,159,904	106,283,084	41,297,341

NET ASSETS
Total increase in net assets	712,536,569	476,625,381	77,558,154	133,502,876
Beginning of year	673,807,688	197,182,307	425,881,809	292,378,933

End of year	$1,386,344,257	$673,807,688	$503,439,963	$425,881,809

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

86	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Focused Value Factor ETF
				Period From
	Year Ended	Year Ended	Year Ended	03/19/19	(a)
	03/31/22	03/31/21	03/31/20	to 03/31/19

Net asset value, beginning of period	$53.34	$30.23	$48.63	$49.43

Net investment income(b)	1.71	1.23	1.33	0.04
Net realized and unrealized gain (loss)(c)	5.25	23.04	(18.31)		(0.84)

Net increase (decrease) from investment operations	6.96	24.27	(16.98)		(0.80)

Distributions(d)
From net investment income	(1.81)	(1.16)	(1.42)	—

Total distributions	(1.81)	(1.16)	(1.42)	—

Net asset value, end of period	$58.49	$53.34	$30.23	$48.63

Total Return(e)

Based on net asset value	13.20%	81.85%	(35.71)%	(1.62	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.25%	0.25%	0.25%	0.25	%(h)

Net investment income	3.01%	3.20%	2.76%	2.36	%(h)

Supplemental Data
Net assets, end of period (000)	$35,096	$40,003	$18,141	$31,607

Portfolio turnover rate(i)	138%	70%	149%	0	%(f)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Not annualized.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	87

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aerospace & Defense ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	03/31/22	03/31/21 (a)	03/31/20 (a)	03/31/19 (a)	03/31/18 (a)

Net asset value, beginning of year	$104.13	$71.94	$99.80	$98.97	$74.40

Net investment income(b)	0.72	0.89	1.69	0.89	0.78
Net realized and unrealized gain (loss)(c)	6.55	32.23	(27.74)	1.01	24.70

Net increase (decrease) from investment operations	7.27	33.12	(26.05)	1.90	25.48

Distributions(d)
From net investment income	(0.69)	(0.93)	(1.81)	(0.92)	(0.91)
From net realized gain	—	—	—	(0.15)	—

Total distributions	(0.69)	(0.93)	(1.81)	(1.07)	(0.91)

Net asset value, end of year	$110.71	$104.13	$71.94	$99.80	$98.97

Total Return(e)
Based on net asset value	7.00%	46.23%	(26.58)%	1.91%	34.40%

Ratios to Average Net Assets(f)
Total expenses	0.39%	0.42%	0.42%	0.42%	0.43%

Net investment income	0.68%	1.04%	1.57%	0.90%	0.87%

Supplemental Data
Net assets, end of year (000)	$3,670,015	$2,962,613	$2,834,403	$5,019,632	$5,749,730

Portfolio turnover rate(g)	27%	49%	20%	38%	14%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

88	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Broker-Dealers & Securities Exchanges ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$92.12	$51.30	$58.82	$65.50	$51.31

Net investment income(a)	1.80	1.07	1.03	0.88	0.83
Net realized and unrealized gain (loss)(b)	7.84	40.82	(7.46)	(6.51)	14.15

Net increase (decrease) from investment operations	9.64	41.89	(6.43)	(5.63)	14.98

Distributions(c)
From net investment income	(1.94)	(1.07)	(1.09)	(1.05)	(0.79)

Total distributions	(1.94)	(1.07)	(1.09)	(1.05)	(0.79)

Net asset value, end of year	$99.82	$92.12	$51.30	$58.82	$65.50

Total Return(d)
Based on net asset value	10.38%	82.40%	(11.15)%	(8.63)%	29.39%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.41%	0.42%	0.42%	0.43%

Net investment income	1.70%	1.48%	1.60%	1.38%	1.44%

Supplemental Data
Net assets, end of year (000)	$573,974	$409,948	$141,086	$217,641	$347,155

Portfolio turnover rate(f)	24%	37%	15%	27%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	89

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Healthcare Providers ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$251.37	$166.85	$167.98	$157.08	$134.12

Net investment income(a)	1.65	1.30	1.25	0.54	0.35
Net realized and unrealized gain (loss)(b)	31.33	84.59	(1.04)	16.99	22.97

Net increase from investment operations	32.98	85.89	0.21	17.53	23.32

Distributions(c)
From net investment income	(1.64)	(1.37)	(1.34)	(6.63)	(0.36)

Total distributions	(1.64)	(1.37)	(1.34)	(6.63)	(0.36)

Net asset value, end of year	$282.71	$251.37	$166.85	$167.98	$157.08

Total Return(d)
Based on net asset value	13.15%	51.63%	0.10%	11.25%	17.40%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.42%	0.42%	0.43%	0.43%

Net investment income	0.61%	0.61%	0.70%	0.29%	0.24%

Supplemental Data
Net assets, end of year (000)	$1,328,742	$1,143,723	$784,201	$797,909	$471,251

Portfolio turnover rate(f)	24%	27%	30%	48%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

90	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Home Construction ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$67.84	$28.94	$35.26	$39.24	$31.97

Net investment income(a)	0.36	0.27	0.23	0.19	0.13
Net realized and unrealized gain (loss)(b)	(8.59)	38.89	(6.31)	(3.97)	7.28

Net increase (decrease) from investment operations	(8.23)	39.16	(6.08)	(3.78)	7.41

Distributions(c)
From net investment income	(0.38)	(0.26)	(0.24)	(0.20)	(0.14)

Total distributions	(0.38)	(0.26)	(0.24)	(0.20)	(0.14)

Net asset value, end of year	$59.23	$67.84	$28.94	$35.26	$39.24

Total Return(d)
Based on net asset value	(12.21)%	135.53%	(17.40)%	(9.60)%	23.19%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.41%	0.42%	0.42%	0.43%

Net investment income	0.50%	0.50%	0.55%	0.53%	0.34%

Supplemental Data
Net assets, end of year (000)	$1,764,976	$2,645,573	$707,640	$1,147,657	$1,618,817

Portfolio turnover rate(f)	5%	14%	15%	17%	18%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	91

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Infrastructure ETF

				Period From
	Year Ended	Year Ended	Year Ended	04/03/18	(a)
	03/31/22	03/31/21	03/31/20	to 03/31/19

Net asset value, beginning of period	$34.56	$20.27	$26.31	$25.31

Net investment income(b)	0.67	0.77	0.49	0.43
Net realized and unrealized gain (loss)(c)	4.38	14.10	(6.00)	1.24

Net increase (decrease) from investment operations	5.05	14.87	(5.51)	1.67

Distributions(d)
From net investment income	(0.69)	(0.58)	(0.47)		(0.34)
From net realized gain	—	—	—		(0.33)
Return of capital	—	—	(0.06)	(0.00	)(e)

Total distributions	(0.69)	(0.58)	(0.53)		(0.67)

Net asset value, end of period	$38.92	$34.56	$20.27	$26.31

Total Return(f)
Based on net asset value	14.78%	74.11%	(21.26)%	6.78	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.35%	0.40%	0.40%	0.40	%(i)

Net investment income	1.85%	2.54%	1.84%	1.67	%(i)

Supplemental Data
Net assets, end of period (000)	$899,114	$369,805	$5,068	$5,262

Portfolio turnover rate(j)	33%	65%	23%	43	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

92	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Insurance ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$74.17	$49.76	$63.64	$64.54	$60.46

Net investment income(a)	1.67	1.51	1.35	1.23	1.18
Net realized and unrealized gain (loss)(b)	16.94	24.37	(13.77)	(0.89)	4.20

Net increase (decrease) from investment operations	18.61	25.88	(12.42)	0.34	5.38

Distributions(c)
From net investment income	(1.63)	(1.47)	(1.46)	(1.24)	(1.30)

Total distributions	(1.63)	(1.47)	(1.46)	(1.24)	(1.30)

Net asset value, end of year	$91.15	$74.17	$49.76	$63.64	$64.54

Total Return(d)
Based on net asset value	25.36%	52.54%	(19.92)%	0.60%	8.93%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.42%	0.42%	0.43%	0.43%

Net investment income	2.04%	2.50%	1.95%	1.94%	1.85%

Supplemental Data
Net assets, end of year (000)	$186,860	$85,301	$62,206	$98,637	$132,302

Portfolio turnover rate(f)	11%	10%	8%	17%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	93

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Medical Devices ETF

	Year Ended 03/31/22 (a)	Year Ended 03/31/21 (a)	Year Ended 03/31/20 (a)	Year Ended 03/31/19 (a)	Year Ended 03/31/18 (a)

Net asset value, beginning of year	$55.04	$37.54	$38.57	$30.81	$25.24

Net investment income(b)	0.16	0.15	0.16	0.12	0.11
Net realized and unrealized gain (loss)(c)	5.89	17.49	(1.04)	7.73	5.55

Net increase (decrease) from investment operations	6.05	17.64	(0.88)	7.85	5.66

Distributions(d)
From net investment income	(0.16)	(0.14)	(0.15)	(0.09)	(0.09)

Total distributions	(0.16)	(0.14)	(0.15)	(0.09)	(0.09)

Net asset value, end of year	$60.93	$55.04	$37.54	$38.57	$30.81

Total Return(e)
Based on net asset value	10.99%	47.02%	(2.32)%	25.50%	22.48%

Ratios to Average Net Assets(f)
Total expenses	0.39%	0.41%	0.42%	0.43%	0.43%

Net investment income	0.26%	0.30%	0.39%	0.33%	0.38%

Supplemental Data
Net assets, end of year (000)	$8,076,257	$8,206,921	$4,144,859	$3,656,734	$1,719,373

Portfolio turnover rate(g)	11%	9%	9%	36%	15%

(a)	Per share amounts reflect a six-for-one stock split effective after the close of trading on July 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

94	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Oil & Gas Exploration & Production ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$48.63	$22.83	$58.20	$63.55	$61.16

Net investment income(a)	2.00	0.98	0.95	0.67	0.56
Net realized and unrealized gain (loss)(b)	35.51	25.92	(35.22)	(5.11)	2.49

Net increase (decrease) from investment operations	37.51	26.90	(34.27)	(4.44)	3.05

Distributions(c)
From net investment income	(1.91)	(1.10)	(1.10)	(0.91)	(0.66)

Total distributions	(1.91)	(1.10)	(1.10)	(0.91)	(0.66)

Net asset value, end of year	$84.23	$48.63	$22.83	$58.20	$63.55

Total Return(d)
Based on net asset value	78.44%	120.05%	(59.65)%	(7.06)%	5.09%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.42%	0.42%	0.42%	0.43%

Net investment income	3.27%	2.81%	1.87%	1.00%	0.96%

Supplemental Data
Net assets, end of year (000)	$800,140	$243,173	$90,169	$276,450	$365,406

Portfolio turnover rate(f)	17%	21%	25%	12%	17%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	95

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Oil Equipment & Services ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$13.41	$5.97	$25.24	$32.41	$42.09

Net investment income(a)	0.07	0.14	0.47	0.34	1.18	(b)
Net realized and unrealized gain (loss)(c)	5.92	7.50	(19.27)	(7.14)		(9.61)

Net increase (decrease) from investment operations	5.99	7.64	(18.80)	(6.80)		(8.43)

Distributions(d)
From net investment income	(0.10)	(0.20)	(0.47)	(0.37)		(1.25)

Total distributions	(0.10)	(0.20)	(0.47)	(0.37)		(1.25)

Net asset value, end of year	$19.30	$13.41	$5.97	$25.24	$32.41

Total Return(e)
Based on net asset value	44.88%	129.06%	(75.48)%	(21.10)%	(20.19	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.39%	0.41%	0.42%	0.42%		0.43%

Net investment income	0.49%	1.37%	2.44%	1.09%	3.37	%(b)

Supplemental Data
Net assets, end of year (000)	$283,677	$371,516	$25,669	$155,238	$204,188

Portfolio turnover rate(h)	55%	71%	23%	35%		25%

(a)	Based on average shares outstanding.
(b)	Includes a one-time special distribution from Baker Hughes Inc. Excluding such special distribution, the net investment income would have been $0.37 per share and 1.05% of average net assets.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)

Includes proceeds received from a class action litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (20.37)% for the year ended March 31, 2018.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

96	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Pharmaceuticals ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$177.38	$134.83	$154.05	$147.20	$150.97

Net investment income(a)	3.06	2.20	2.14	1.73	2.25
Net realized and unrealized gain (loss)(b)	16.88	42.53	(19.09)	6.91	(3.75)

Net increase (decrease) from investment operations	19.94	44.73	(16.95)	8.64	(1.50)

Distributions(c)
From net investment income	(3.14)	(2.18)	(2.27)	(1.79)	(2.27)

Total distributions	(3.14)	(2.18)	(2.27)	(1.79)	(2.27)

Net asset value, end of year	$194.18	$177.38	$134.83	$154.05	$147.20

Total Return(d)
Based on net asset value	11.29%	33.30%	(11.06)%	5.88%	(1.05)%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.42%	0.42%	0.42%	0.43%

Net investment income	1.63%	1.33%	1.45%	1.12%	1.47%

Supplemental Data
Net assets, end of year (000)	$407,773	$354,762	$276,404	$385,114	$390,088

Portfolio turnover rate(f)	20%	52%	40%	51%	23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	97

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Real Estate ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$91.81	$69.71	$86.99	$75.48	$78.51

Net investment income(a)	1.64	1.67	2.16	2.28	2.22
Net realized and unrealized gain (loss)(b)	16.94	22.49	(16.61)	11.86	(2.36)

Net increase (decrease) from investment operations	18.58	24.16	(14.45)	14.14	(0.14)

Distributions(c)
From net investment income	(2.38)	(2.06)	(2.83)	(2.63)	(2.89)

Total distributions	(2.38)	(2.06)	(2.83)	(2.63)	(2.89)

Net asset value, end of year	$108.01	$91.81	$69.71	$86.99	$75.48

Total Return(d)

Based on net asset value	20.27%	35.02%	(17.14)%	19.09%	(0.29)%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.41%	0.42%	0.42%	0.43%

Net investment income	1.56%	2.03%	2.39%	2.85%	2.80%

Supplemental Data
Net assets, end of year (000)	$5,378,867	$4,687,047	$3,067,098	$4,597,605	$3,596,742

Portfolio turnover rate(f)	9%	14%	8%	11%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

98	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Regional Banks ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$56.62	$29.00	$43.44	$50.39	$44.79

Net investment income(a)	1.34	1.32	1.20	1.01	0.80
Net realized and unrealized gain (loss)(b)	2.14	27.52	(14.32)	(6.91)	5.60

Net increase (decrease) from investment operations	3.48	28.84	(13.12)	(5.90)	6.40

Distributions(c)
From net investment income	(1.23)	(1.22)	(1.32)	(1.05)	(0.80)

Total distributions	(1.23)	(1.22)	(1.32)	(1.05)	(0.80)

Net asset value, end of year	$58.87	$56.62	$29.00	$43.44	$50.39

Total Return(d)

Based on net asset value	6.11%	101.55%	(31.09)%	(11.79)%	14.42%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.41%	0.42%	0.42%	0.43%

Net investment income	2.19%	3.26%	2.60%	2.08%	1.68%

Supplemental Data
Net assets, end of year (000)	$1,386,344	$673,808	$197,182	$519,088	$902,061

Portfolio turnover rate(f)	14%	6%	5%	10%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	99

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Telecommunications ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$32.39	$24.88	$29.73	$27.06	$32.38

Net investment income(a)	0.77	0.82	0.71	0.49	0.74
Net realized and unrealized gain (loss)(b)	(2.54)	7.50	(4.80)	2.71	(5.08)

Net increase (decrease) from investment operations	(1.77)	8.32	(4.09)	3.20	(4.34)

Distributions(c)
From net investment income	(0.74)	(0.81)	(0.76)	(0.53)	(0.98)

Total distributions	(0.74)	(0.81)	(0.76)	(0.53)	(0.98)

Net asset value, end of year	$29.88	$32.39	$24.88	$29.73	$27.06

Total Return(d)

Based on net asset value	(5.63)%	33.82%	(13.99)%	11.91%	(13.63)%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.42%	0.42%	0.42%	0.43%

Net investment income	2.37%	2.82%	2.40%	1.73%	2.41%

Supplemental Data
Net assets, end of year (000)	$503,440	$425,882	$292,379	$463,756	$316,596

Portfolio turnover rate(f)	75%	40%	41%	35%	86%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

100	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Focused Value Factor(a)	Diversified
U.S. Aerospace & Defense	Non-diversified
U.S. Broker-Dealers & Securities Exchanges	Non-diversified
U.S. Healthcare Providers	Non-diversified
U.S. Home Construction	Non-diversified
U.S. Infrastructure(a)	Diversified
U.S. Insurance	Non-diversified
U.S. Medical Devices	Non-diversified
U.S. Oil & Gas Exploration & Production	Non-diversified
U.S. Oil Equipment & Services	Non-diversified
U.S. Pharmaceuticals	Non-diversified
U.S. Real Estate	Diversified
U.S. Regional Banks	Non-diversified
U.S. Telecommunications	Non-diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

N O T E S T O F I N A N C I A L S T A T E M E N T S	101

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

102	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

U.S. Aerospace & Defense
Barclays Bank PLC	$1,301,783	$1,301,783		$—	$—
BNP Paribas SA	5,152,264	5,152,264		—	—
BofA Securities, Inc.	4,299,332	4,299,332		—	—
Citigroup Global Markets, Inc.	5,527	5,527		—	—
Goldman Sachs & Co. LLC	6,107,135	6,107,135		—	—
J.P. Morgan Securities LLC	4,771,536	4,771,536		—	—
Morgan Stanley	1,020,893	1,020,893		—	—
National Financial Services LLC	2,442,655	2,442,655		—	—
State Street Bank & Trust Co.	1,772,898	1,772,898		—	—
Toronto-Dominion Bank	286,550	286,550		—	—
UBS AG	231,689	231,689		—	—
UBS Securities LLC	150,123	150,123		—	—
Wells Fargo Securities LLC	217,271	217,271		—	—

	$27,759,656	$27,759,656		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	103

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

U.S. Healthcare Providers
Barclays Bank PLC	$1,001,113	$1,001,113		$—	$—
BNP Paribas SA	12,222,110	12,222,110		—	—
Citigroup Global Markets, Inc.	28,340	28,340		—	—
Deutsche Bank Securities, Inc.	102,060	102,060		—	—
Goldman Sachs & Co. LLC	2,286,920	2,286,920		—	—
ING Financial Markets LLC	842,000	842,000		—	—
J.P. Morgan Securities LLC	22,827,325	22,827,325		—	—
Jefferies LLC	7,810	7,810		—	—
Morgan Stanley	2,798,037	2,798,037		—	—
National Financial Services LLC	116,233	116,233		—	—
Scotia Capital (USA), Inc.	1,231,638	1,231,638		—	—
SG Americas Securities LLC	437,310	437,310		—	—
State Street Bank & Trust Co.	199,595	199,595		—	—
Toronto-Dominion Bank	795,739	795,739		—	—
UBS Securities LLC	1,486,076	1,486,076		—	—
Virtu Americas LLC	58,163	58,163		—	—
Wells Fargo Bank N.A	135,252	135,252		—	—
Wells Fargo Securities LLC	829,897	829,897		—	—

	$47,405,618	$47,405,618		$—	$—

U.S. Home Construction
Barclays Bank PLC	$261,375	$261,375		$—	$—
BNP Paribas SA	6,227,271	6,227,271		—	—
Citigroup Global Markets, Inc.	178,788	178,788		—	—
Goldman Sachs & Co. LLC	264,978	264,978		—	—
J.P. Morgan Securities LLC	264,859	264,859		—	—
Morgan Stanley	6,233,614	6,233,614		—	—
Scotia Capital (USA), Inc.	770,640	770,640		—	—
SG Americas Securities LLC	446,727	446,727		—	—
Toronto-Dominion Bank	9,340,155	9,340,155		—	—
UBS AG	3,854,182	3,854,182		—	—
UBS Securities LLC	734,250	734,250		—	—
Wells Fargo Securities LLC	17,788	17,788		—	—

	$28,594,627	$28,594,627		$—	$—

U.S. Infrastructure
Barclays Capital, Inc.	$16,080	$16,080		$—	$—
BMO Capital Markets Corp.	74,422	74,422		—	—
BofA Securities, Inc.	1,974,636	1,974,636		—	—
Jefferies LLC	11,196	11,196		—	—
Morgan Stanley	4,489,236	4,489,236		—	—
UBS Securities LLC	19,098	19,098		—	—

	$6,584,668	$6,584,668		$—	$—

U.S. Insurance
Barclays Bank PLC	$73,778	$73,778		$—	$—
BofA Securities, Inc.	770,014	770,014		—	—
J.P. Morgan Securities LLC	47,492	47,492		—	—
Morgan Stanley	124,783	124,783		—	—
Wells Fargo Securities LLC	13,651	13,651		—	—

	$1,029,718	$1,029,718		$—	$—

104	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

U.S. Medical Devices
Barclays Bank PLC	$1,562,625	$1,562,625		$—	$—
Barclays Capital, Inc.	1,303,364	1,303,364		—	—
BMO Capital Markets Corp.	36,555	36,555		—	—
BNP Paribas SA	36,568,164	36,568,164		—	—
BofA Securities, Inc.	7,332,330	7,332,330		—	—
Citigroup Global Markets, Inc.	3,347,102	3,347,102		—	—
Credit Suisse Securities (USA) LLC	303,658	303,658		—	—
Goldman Sachs & Co. LLC	9,918,713	9,918,713		—	—
HSBC Bank PLC	2,470,759	2,470,759		—	—
J.P. Morgan Securities LLC	18,411,883	18,411,883		—	—
Jefferies LLC	2,971,197	2,971,197		—	—
Morgan Stanley	25,519,024	25,519,024		—	—
National Financial Services LLC	1,094,341	1,094,341		—	—
Pershing LLC	246,250	246,250		—	—
RBC Capital Markets LLC	306,072	306,072		—	—
Scotia Capital (USA), Inc.	1,753,958	1,753,958		—	—
SG Americas Securities LLC	3,651,550	3,651,550		—	—
Toronto-Dominion Bank	19,156,580	19,156,580		—	—
UBS AG	6,977,869	6,977,869		—	—
UBS Securities LLC	1,986,551	1,986,551		—	—
Wells Fargo Securities LLC	1,589,163	1,589,163		—	—

	$146,507,708	$146,507,708		$—	$—

U.S. Oil & Gas Exploration & Production
Goldman Sachs & Co. LLC	$997,451	$997,451		$—	$—
J.P. Morgan Securities LLC	638,064	638,064		—	—
Wells Fargo Bank N.A	1,195,647	1,195,647		—	—

	$2,831,162	$2,831,162		$—	$—

U.S. Oil Equipment & Services
BNP Paribas SA	$1,038,672	$1,038,672		$—	$—
Citigroup Global Markets, Inc.	3,662,754	3,662,754		—	—
Goldman Sachs & Co. LLC	201,388	201,388		—	—
J.P. Morgan Securities LLC	1,199,736	1,199,736		—	—
Morgan Stanley	3,843,256	3,812,342		—	(30,914	)(b)
UBS Securities LLC	162,998	162,998		—	—

	$10,108,804	$10,077,890		$—	$(30,914)

U.S. Pharmaceuticals
Barclays Bank PLC	$844,654	$844,654		$—	$—
Barclays Capital, Inc	1,329,478	1,329,478		—	—
BNP Paribas SA	1,462,586	1,462,586		—	—
BofA Securities, Inc	2,129,017	2,129,017		—	—
Citadel Clearing LLC	38,284	38,284		—	—
Citigroup Global Markets, Inc.	1,212,858	1,212,858		—	—
J.P. Morgan Securities LLC	427,630	427,630		—	—
Jefferies LLC	539,660	539,660		—	—
Morgan Stanley	917,952	917,952		—	—
National Financial Services LLC	1,842,390	1,842,390		—	—
SG Americas Securities LLC	111,150	111,150		—	—
Toronto-Dominion Bank	120,852	116,154		—	(4,698	)(b)
UBS AG	156,104	154,774		—	(1,330	)(b)
Wells Fargo Securities LLC	232,214	232,214		—	—

	$11,364,829	$11,358,801		$—	$(6,028)

N O T E S T O F I N A N C I A L S T A T E M E N T S	105

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

U.S. Real Estate
Barclays Bank PLC	$2,994,329	$2,994,329		$—	$—
BNP Paribas SA	15,685,785	15,685,785		—	—
BofA Securities, Inc.	138,187	138,187		—	—
Credit Suisse Securities (USA) LLC	12,628	12,628		—	—
Deutsche Bank Securities, Inc.	290,444	290,444		—	—
J.P. Morgan Securities LLC	8,888,061	8,888,061		—	—
Jefferies LLC	10,919,376	10,919,376		—	—
National Financial Services LLC	94,320	94,320		—	—
SG Americas Securities LLC	6,132	6,132		—	—
State Street Bank & Trust Co.	8,099,974	8,099,974		—	—
Wells Fargo Bank N.A	1,178,031	1,178,031		—	—
Wells Fargo Securities LLC	7,817,394	7,817,394		—	—

	$56,124,661	$56,124,661		$—	$—

U.S. Regional Banks
Goldman Sachs & Co. LLC	$5,594,500	$5,594,500		$—	$—
Wells Fargo Securities LLC	167,835	167,835		—	—

	$5,762,335	$5,762,335		$—	$—

U.S. Telecommunications
BNP Paribas SA	$10,150	$10,150		$—	$—
J.P. Morgan Securities LLC	2,618,496	2,618,496		—	—
UBS Securities LLC	2,558,527	2,558,527		—	—

	$5,187,173	$5,187,173		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

106	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Focused Value Factor	0.25%
U.S. Infrastructure	0.30

Prior to October 20, 2021, for its investment advisory services to the iShares U.S. Infrastructure ETF, BFA was entitled to an annual investment advisory fee of 0.40%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to each Fund, except for the iShares Focused Value Factor ETF and iShares U.S. Infrastructure ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $10 billion	0.4800%
Over $10 billion, up to and including $20 billion	0.4300
Over $20 billion, up to and including $30 billion	0.3800
Over $30 billion, up to and including $40 billion	0.3400
Over $40 billion, up to and including $50 billion	0.3300
Over $50 billion, up to and including $60 billion	0.3100
Over $60 billion	0.2945

Prior to July 14, 2021, for its investment advisory services to each Fund, except for the iShares Focused Valued Factor ETF and iShares U.S. Infrastructure ETF, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $10 billion	0.48%
Over $10 billion, up to and including $20 billion	0.43
Over $20 billion, up to and including $30 billion	0.38
Over $30 billion, up to and including $40 billion	0.34
Over $40 billion, up to and including $50 billion	0.33
Over $50 billion	0.31

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	107

Notes to Financial Statements  (continued)

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, each Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended March 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Focused Value Factor	$99
U.S. Aerospace & Defense	64,727
U.S. Healthcare Providers	50,039
U.S. Home Construction	33,641
U.S. Infrastructure	6,914
U.S. Insurance	1,179
U.S. Medical Devices	135,088
U.S. Oil & Gas Exploration & Production	3,142
U.S. Oil Equipment & Services	6,400
U.S. Pharmaceuticals	35,043
U.S. Real Estate	24,993
U.S. Regional Banks	5,220
U.S. Telecommunications	5,881

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

U.S. Aerospace & Defense	$274,327,623	$97,597,503	$(7,677,532)
U.S. Broker-Dealers & Securities Exchanges	50,124,331	59,827,409	(4,558,574)
U.S. Healthcare Providers	90,197,682	63,567,557	7,492,669
U.S. Home Construction	71,523,919	33,726,178	(5,503,667)
U.S. Infrastructure	14,705,734	22,630,486	(896,794)
U.S. Insurance	4,635,355	2,117,044	(96,898)
U.S. Medical Devices	249,201,910	157,350,885	(4,836,730)
U.S. Oil & Gas Exploration & Production	24,143,705	24,001,554	(15,935,653)
U.S. Oil Equipment & Services	7,995,580	57,859,493	3,923,790
U.S. Pharmaceuticals	26,786,627	22,552,661	(3,221,512)
U.S. Real Estate	59,087,797	104,330,992	(10,622,677)
U.S. Regional Banks	57,742,995	38,927,838	(2,575,479)
U.S. Telecommunications	141,706,571	105,496,455	840,650

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

108	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended March 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Focused Value Factor	$51,313,555	$51,491,032
U.S. Aerospace & Defense	780,957,253	778,227,853
U.S. Broker-Dealers & Securities Exchanges	193,156,974	193,254,277
U.S. Healthcare Providers	295,967,606	296,348,798
U.S. Home Construction	129,725,599	131,300,565
U.S. Infrastructure	230,170,587	226,183,341
U.S. Insurance	13,496,661	12,014,633
U.S. Medical Devices	894,672,909	904,632,907
U.S. Oil & Gas Exploration & Production	69,242,301	66,895,214
U.S. Oil Equipment & Services	85,207,029	84,345,380
U.S. Pharmaceuticals	76,304,717	75,966,143
U.S. Real Estate	597,492,203	562,691,102
U.S. Regional Banks	159,187,628	156,927,213
U.S. Telecommunications	337,907,244	338,064,916

For the year ended March 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Focused Value Factor	$29,312,560	$37,587,710
U.S. Aerospace & Defense	1,292,408,961	759,245,422
U.S. Broker-Dealers & Securities Exchanges	844,740,596	715,230,990
U.S. Healthcare Providers	571,350,645	527,159,589
U.S. Home Construction	5,257,438,347	5,818,097,340
U.S. Infrastructure	689,513,446	241,746,140
U.S. Insurance	139,136,090	61,258,869
U.S. Medical Devices	2,707,289,927	3,566,041,136
U.S. Oil & Gas Exploration & Production	603,955,495	272,185,312
U.S. Oil Equipment & Services	174,099,167	318,955,659
U.S. Pharmaceuticals	76,420,661	56,851,745
U.S. Real Estate	23,166,005,861	23,176,273,223
U.S. Regional Banks	995,285,317	301,561,561
U.S. Telecommunications	991,140,124	884,680,048

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	109

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2022, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Focused Value Factor	$5,264,657	$(5,264,657)
U.S. Aerospace & Defense	137,834,633	(137,834,633)
U.S. Broker-Dealers & Securities Exchanges	114,146,807	(114,146,807)
U.S. Healthcare Providers	152,289,745	(152,289,745)
U.S. Home Construction	537,581,360	(537,581,360)
U.S. Infrastructure	51,070,062	(51,070,062)
U.S. Insurance	16,061,905	(16,061,905)
U.S. Medical Devices	1,187,520,810	(1,187,520,810)
U.S. Oil & Gas Exploration & Production	53,158,290	(53,158,290)
U.S. Oil Equipment & Services	(109,377)	109,377
U.S. Pharmaceuticals	12,614,936	(12,614,936)
U.S. Real Estate	806,326,664	(806,326,664)
U.S. Regional Banks	63,816,514	(63,816,514)
U.S. Telecommunications	43,545,496	(43,545,496)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/22	Year Ended 03/31/21

Focused Value Factor
Ordinary income	$1,163,130	$787,521

U.S. Aerospace & Defense
Ordinary income	$18,744,404	$30,040,535

U.S. Broker-Dealers & Securities Exchanges
Ordinary income	$14,480,571	$2,538,244

U.S. Healthcare Providers
Ordinary income	$7,445,339	$6,386,427

U.S. Home Construction
Ordinary income	$12,816,171	$9,561,991

U.S. Infrastructure
Ordinary income	$13,909,010	$1,833,932

U.S. Insurance
Ordinary income	$2,177,905	$1,644,120

U.S. Medical Devices

Ordinary income	$21,981,981	$21,882,239

U.S. Oil & Gas Exploration & Production
Ordinary income	$12,422,061	$5,431,832

U.S. Oil Equipment & Services
Ordinary income	$935,137	$3,559,832

U.S. Pharmaceuticals
Ordinary income	$6,432,724	$4,525,848

U.S. Real Estate
Ordinary income	$140,375,492	$102,538,797

U.S. Regional Banks
Ordinary income	$24,749,500	$9,060,857

U.S. Telecommunications
Ordinary income	$10,823,757	$10,690,881

110	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of March 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

Focused Value Factor	$—	$(548,219)	$(212,014)	$(760,233)
U.S. Aerospace & Defense	178,994	(881,214,186)	375,049,105	(505,986,087)
U.S. Broker-Dealers & Securities Exchanges	—	(52,873,436)	(25,739,043)	(78,612,479)
U.S. Healthcare Providers	153,767	(109,949,047)	175,136,307	65,341,027
U.S. Home Construction	—	(161,538,130)	(532,210,518)	(693,748,648)
U.S. Infrastructure	—	(14,434,506)	59,777,175	45,342,669
U.S. Insurance	—	(3,273,055)	13,997,876	10,724,821
U.S. Medical Devices	6,385,455	(95,981,976)	1,072,356,092	982,759,571
U.S. Oil & Gas Exploration & Production	309,594	(213,062,102)	143,361,677	(69,390,831)
U.S. Oil Equipment & Services	—	(290,293,620)	36,384,874	(253,908,746)
U.S. Pharmaceuticals	101,174	(186,461,269)	41,303,082	(145,057,013)
U.S. Real Estate	—	(328,765,783)	(522,641,557)	(851,407,340)
U.S. Regional Banks	1,680,321	(29,318,265)	(10,253,260)	(37,891,204)
U.S. Telecommunications	—	(242,235,368)	(60,636,865)	(302,872,233)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended March 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

Focused Value Factor	$9,086,209
U.S. Healthcare Providers	12,294,134
U.S. Insurance	94,626
U.S. Medical Devices	37,244,980
U.S. Pharmaceuticals	3,200,175

As of March 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Focused Value Factor	$35,262,845	$1,847,695	$(2,059,709)	$(212,014)
U.S. Aerospace & Defense	3,326,070,125	487,097,089	(112,047,984)	375,049,105
U.S. Broker-Dealers & Securities Exchanges	599,849,378	18,310,929	(44,049,972)	(25,739,043)
U.S. Healthcare Providers	1,202,994,883	263,273,316	(88,137,009)	175,136,307
U.S. Home Construction	2,327,056,694	843,510	(533,054,028)	(532,210,518)
U.S. Infrastructure	845,159,429	94,207,771	(34,430,265)	59,777,506
U.S. Insurance	174,061,341	16,111,365	(2,113,489)	13,997,876
U.S. Medical Devices	7,148,347,593	1,203,503,745	(131,147,653)	1,072,356,092
U.S. Oil & Gas Exploration & Production	659,382,590	144,761,279	(1,399,602)	143,361,677
U.S. Oil Equipment & Services	257,560,458	38,926,748	(2,541,874)	36,384,874
U.S. Pharmaceuticals	378,044,692	73,632,615	(32,329,533)	41,303,082
U.S. Real Estate	5,949,233,023	77,023,152	(599,664,709)	(522,641,557)
U.S. Regional Banks	1,400,795,550	44,740,764	(54,994,024)	(10,253,260)
U.S. Telecommunications	569,666,027	4,548,679	(65,185,544)	(60,636,865)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

N O T E S T O F I N A N C I A L S T A T E M E N T S	111

Notes to Financial Statements  (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

112	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 03/31/22			Year Ended 03/31/21

iShares ETF	Shares		Amount	Shares		Amount

Focused Value Factor
Shares sold	500,000		$29,481,775	300,000		$14,086,524
Shares redeemed	(650,000)		(37,877,914)	(150,000)		(6,329,739)

Net increase (decrease)	(150,000)		$(8,396,139)	150,000		$7,756,785

U.S. Aerospace & Defense
Shares sold	11,950,000		$1,295,868,298	5,500,000	(a)	$482,427,995
Shares redeemed	(7,250,000)		(761,119,382)	(16,450,000	)(a)	(1,387,929,179)

Net increase (decrease)	4,700,000		$534,748,916	(10,950,000)		$(905,501,184)

U.S. Broker-Dealers & Securities Exchanges
Shares sold	8,250,000		$850,130,332	3,800,000		$318,826,662
Shares redeemed	(6,950,000)		(721,494,986)	(2,100,000)		(133,095,346)

Net increase	1,300,000		$128,635,346	1,700,000		$185,731,316

U.S. Healthcare Providers
Shares sold	2,150,000		$574,705,197	1,650,000		$341,185,827
Shares redeemed	(2,000,000)		(531,125,750)	(1,800,000)		(369,873,521)

Net increase (decrease)	150,000		$43,579,447	(150,000)		$(28,687,694)

U.S. Home Construction
Shares sold	74,150,000		$5,270,161,088	68,550,000		$3,615,477,819
Shares redeemed	(83,350,000)		(5,831,575,507)	(54,000,000)		(2,871,749,293)

Net increase (decrease)	(9,200,000)		$(561,414,419)	14,550,000		$743,728,526

U.S. Infrastructure
Shares sold	19,100,000		$699,201,177	12,450,000		$390,893,717
Shares redeemed	(6,700,000)		(246,703,534)	(2,000,000)		(64,997,926)

Net increase	12,400,000		$452,497,643	10,450,000		$325,895,791

U.S. Insurance
Shares sold	1,650,000		$141,976,398	650,000		$40,706,846
Shares redeemed	(750,000)		(62,498,673)	(750,000)		(42,970,020)

Net increase (decrease)	900,000		$79,477,725	(100,000)		$(2,263,174)

U.S. Medical Devices
Shares sold	43,050,000	(b)	$2,720,563,100	97,800,000	(b)	$4,424,569,395
Shares redeemed	(59,600,000	)(b)	(3,595,291,144)	(59,100,000	)(b)	(2,946,995,891)

Net increase (decrease)	(16,550,000)		$(874,728,044)	38,700,000		$1,477,573,504

U.S. Oil & Gas Exploration & Production
Shares sold	9,350,000		$609,032,867	8,800,000		$296,903,280
Shares redeemed	(4,850,000)		(274,473,880)	(7,750,000)		(245,864,133)

Net increase	4,500,000		$334,558,987	1,050,000		$51,039,147

U.S. Oil Equipment & Services
Shares sold	10,850,000		$174,454,955	45,650,000		$517,881,759
Shares redeemed	(23,850,000)		(319,293,801)	(22,250,000)		(203,752,984)

Net increase (decrease)	(13,000,000)		$(144,838,846)	23,400,000		$314,128,775

U.S. Pharmaceuticals
Shares sold	400,000		$76,808,781	500,000		$76,959,841
Shares redeemed	(300,000)		(57,100,571)	(550,000)		(90,463,741)

Net increase (decrease)	100,000		$19,708,210	(50,000)		$(13,503,900)

U.S. Real Estate
Shares sold	223,400,000		$23,245,619,566	191,850,000		$15,911,291,202
Shares redeemed	(224,650,000)		(23,255,569,795)	(184,800,000)		(15,236,112,943)

Net increase (decrease)	(1,250,000)		$(9,950,229)	7,050,000		$675,178,259

N O T E S T O F I N A N C I A L S T A T E M E N T S	113

Notes to Financial Statements  (continued)

	Year Ended 03/31/22		Year Ended 03/31/21

iShares ETF	Shares	Amount	Shares	Amount

U.S. Regional Banks
Shares sold	16,600,000	$999,516,077	9,800,000	$486,698,861
Shares redeemed	(4,950,000)	(303,184,875)	(4,700,000)	(191,538,957)

Net increase	11,650,000	$696,331,202	5,100,000	$295,159,904

U.S. Telecommunications
Shares sold	32,050,000	$993,515,548	14,000,000	$404,835,931
Shares redeemed	(28,350,000)	(887,232,464)	(12,600,000)	(363,538,590)

Net increase	3,700,000	$106,283,084	1,400,000	$41,297,341

(a)	Share transactions reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Share transactions reflect a six-for-one stock split effective after the close of trading on July 16, 2021.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

The Board authorized a six-for-one stock split for the iShares U.S. Medical Devices ETF, effective after the close of trading on July 16, 2021, for the shareholders of record on July 14, 2021. The impact of the stock split was an increase in the number of shares outstanding by a factor of six, while decreasing the NAV per share by a factor of six, resulting in no effect on the net assets of the Fund. The financial statements for the Fund have been adjusted to reflect the stock split.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

114	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Focused Value Factor ETF, iShares U.S. Aerospace & Defense ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Infrastructure ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF, iShares U.S. Real Estate ETF, iShares U.S. Regional Banks ETF and iShares U.S. Telecommunications ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Focused Value Factor ETF, iShares U.S. Aerospace & Defense ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Infrastructure ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF, iShares U.S. Real Estate ETF, iShares U.S. Regional Banks ETF and iShares U.S. Telecommunications ETF (fourteen of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	115

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Dividend Income

Focused Value Factor	$1,149,434
U.S. Aerospace & Defense	29,487,831
U.S. Broker-Dealers & Securities Exchanges	16,504,253
U.S. Healthcare Providers	12,051,640
U.S. Home Construction	22,115,621
U.S. Infrastructure	15,358,244
U.S. Insurance	2,516,762
U.S. Medical Devices	54,933,479
U.S. Oil & Gas Exploration & Production	14,085,446
U.S. Oil Equipment & Services	1,343,097
U.S. Pharmaceuticals	7,360,204
U.S. Real Estate	1,446,647
U.S. Regional Banks	30,100,456
U.S. Telecommunications	11,961,435

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Business Income

U.S. Real Estate	$82,755,446

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Focused Value Factor	100.00%
U.S. Aerospace & Defense	100.00%
U.S. Broker-Dealers & Securities Exchanges	100.00%
U.S. Healthcare Providers	100.00%
U.S. Home Construction	100.00%
U.S. Infrastructure	100.00%
U.S. Insurance	100.00%
U.S. Medical Devices	100.00%
U.S. Oil & Gas Exploration & Production	100.00%
U.S. Oil Equipment & Services	99.30%
U.S. Pharmaceuticals	100.00%
U.S. Regional Banks	100.00%
U.S. Telecommunications	100.00%

116	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Focused Value Factor ETF, iShares U.S. Aerospace & Defense ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Infrastructure ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF, iShares U.S. Real Estate ETF, iShares U.S. Regional Banks ETF and iShares U.S. Telecommunications ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	117

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

Focused Value Factor	$1.810679	$—	$—	$1.810679	100%	—%	—%		100%
U.S. Infrastructure(a)	0.690169	—	0.000689	0.690858	100	—	0	(b)	100
U.S. Insurance	1.632105	—	—	1.632105	100	—	—		100
U.S. Medical Devices	0.164675	—	—	0.164675	100	—	—		100
U.S. Oil & Gas Exploration & Production	1.912618	—	—	1.912618	100	—	—		100
U.S. Pharmaceuticals	3.136135	—	—	3.136135	100	—	—		100
U.S. Real Estate(a)	1.838946	—	0.544972	2.383918	77	—	23		100
U.S. Regional Banks	1.227215	—	—	1.227215	100	—	—		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares U.S. Real Estate ETF and iShares U.S. Regional Banks ETF (each a “Fund”, collectively the “Funds”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

118	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Funds in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration

U.S. Real Estate	$644,544	$301,366	$343,177	661	$78,893	$8,154
U.S. Regional Banks	122,033	57,059	64,975	661	14,937	1,544

S U P P L E M E N T A L I N F O R M A T I O N	119

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of March 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

120	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2006; iShares U.S. ETF Trust, since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (45)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	121

Trustee and Officer Information  (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

James Mauro (51)	Executive Vice President (since 2021).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

122	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	123

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

124	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell, ICE Data Indices, LLC or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-311-0322

MARCH 31, 2022

2022 Annual Report

iShares Trust

•	iShares Mortgage Real Estate ETF | REM | Cboe BZX
•	iShares Residential and Multisector Real Estate ETF | REZ | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. The corporate bond market also faced inflationary headwinds, although the improving economy assuaged credit concerns and high-yield corporate bonds consequently declined less than investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. Sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2022
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	5.92%	15.65%

U.S. small cap equities (Russell 2000® Index)	(5.55)	(5.79)

International equities (MSCI Europe, Australasia, Far East Index)	(3.38)	1.16

Emerging market equities (MSCI Emerging Markets Index)	(8.20)	(11.37)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.04)	(3.31)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(5.92)	(4.15)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.55)	(4.47)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.16)	(0.66)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2022 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 11.92%. The strengthening economy supported equities, as high consumer spending drove robust growth, and most remaining coronavirus pandemic-related restrictions were eased. Increased economic activity led to strong corporate earnings as companies reaped the benefits of the recovery. Nonetheless, significant challenges emerged, particularly during the second half of the reporting period, including high inflation, rising interest rates, and the impacts of Russia’s invasion of Ukraine.

The U.S. economic recovery was powered primarily by consumers, who were supported by strong household balance sheets. Prior to the beginning of the reporting period, fiscal stimulus and business closures led to record-high personal savings rates. This allowed consumers to spend at an elevated level throughout much of the reporting period, as pent-up demand was released. The ensuing acceleration in economic activity allowed the U.S. to reach and then surpass its pre-pandemic output level. Hiring increased as businesses restored capacity, and unemployment decreased substantially, falling to 3.6% in March 2022.

The growing economy and rapid increases in consumer spending drove a significant rise in inflation. Supply chains for many goods were disrupted by the pandemic and were unable to quickly adapt to the rapid rebound in demand. In one prominent example of this dynamic, a global shortage of semiconductors created bottlenecks in the production of many goods, including automobiles. Consequently, the price of used cars rose sharply during the reporting period and was a notable factor in overall inflation. Oil prices also rose significantly as demand increased, and the supply of oil was constrained by a lack of investment. The strong job market led to higher wages, particularly at the lower end of the market. These factors led to higher prices in many areas of the economy. By the end of the reporting period the consumer price index, a widely used measure of prices in the U.S., grew at the fastest rate since 1982.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates and indicated that further increases could be necessary. Interest rates rose significantly in anticipation of further tightening, leading to higher borrowing costs for businesses.

Russia’s invasion of Ukraine in late February 2022 raised the prospect of substantial disruptions to the global economy and increased uncertainty in financial markets. The invasion was met with widespread condemnation and sanctions imposed by many countries on the Russian state, businesses, and individuals. This led to sharp volatility in energy markets, as Russia is a top producer of both oil and natural gas. Furthermore, both Russia and Ukraine are notable exporters of wheat, and the war’s disruption led to concerns surrounding food prices.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Mortgage Real Estate ETF

Investment Objective

The iShares Mortgage Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate investment trusts (REITs) that hold U.S. residential and commercial mortgages, as represented by the FTSE Nareit All Mortgage Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(1.65)%	2.08%	5.48%	(1.65)%	10.87%	70.50%
Fund Market	(1.81)	2.10	5.46	(1.81)	10.93	70.23
Index	(1.25)	2.74	6.11	(1.25)	14.49	81.02

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$937.50	$2.32		$1,000.00	$1,022.50	$2.42		0.48%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2022 (continued)	iShares® Mortgage Real Estate ETF

Portfolio Management Commentary

Mortgage real estate investment trusts (“REITs”) declined slightly during the reporting period amid rising interest rates. Mortgage rates jumped by the largest amount in nine years as inflation reached a 40-year high, and investors anticipated Fed interest rate increases. Late in the reporting period, the Fed raised interest rates for the first time in more than three years to try to curb inflation. In addition, the number of mortgages originated in the U.S. dropped in 2021 by the largest amount since late 2018 as homeowners refinanced fewer mortgages, and the tight supply of homes constrained purchases.

Higher interest rates weighed on mortgage REITs, which derive their income from the difference between the short-term interest rates at which they borrow funds to purchase securities and the long-term rates they earn on their mortgage investments. As interest rates rise, profit margins for mortgage REITs can narrow or turn negative leading to a reduction in value for their existing mortgage portfolios. In addition, the value of the mortgage-backed securities that the REITs hold can decline, and mortgage holders with variable rate loans may struggle to meet payment obligations. Mortgage REITs often cut dividend payouts to shareholders when profits fall, reducing their appeal to investors seeking consistent income.

Equity REITs, which represented approximately 3% of the Index on average for the reporting period, contributed marginally. Unlike mortgage REITs, equity REITs own and sometimes operate commercial and residential properties and generate income from rents. Equity REITs, particularly those invested in industrial properties and self-storage units, advanced strongly in 2021 as e-commerce drove warehouse demand and homeowners decluttered their households. However, the lingering impact of the coronavirus pandemic, including the shift to remote work that weighed on office properties, continued to affect some equity REITs.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Mortgage REITs	97.1%
Diversified REITs	2.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Annaly Capital Management Inc.	13.3%
Starwood Property Trust Inc.	9.4
AGNC Investment Corp.	9.2
Blackstone Mortgage Trust Inc., Class A	6.7
New Residential Investment Corp.	6.4
Chimera Investment Corp.	4.4
Hannon Armstrong Sustainable Infrastructure Capital Inc.	4.3
Arbor Realty Trust Inc.	4.3
Apollo Commercial Real Estate Finance Inc.	3.6
Two Harbors Investment Corp.	3.5

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Residential and Multisector Real Estate ETF

Investment Objective

The iShares Residential and Multisector Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. residential, healthcare and self-storage real estate equities, as represented by the FTSE Nareit All Residential Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	31.85%	12.06%	11.27%	31.85%	76.70%	190.94%
Fund Market	31.94	12.10	11.29	31.94	76.98	191.43
Index	32.45	12.53	11.70	32.45	80.46	202.35

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,131.30	$2.55		$1,000.00	$1,022.50	$2.42		0.48%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2022 (continued)	iShares® Residential and Multisector Real Estate ETF

Portfolio Management Commentary

Residential and multisector real estate investment trusts (“REITs”) advanced significantly during the reporting period as their dividend payouts and growth potential attracted investors concerned about inflation and in search of an alternative to the low yields offered by bonds. As REITs typically own and operate properties that generate income from tenant rents, their ability to raise rents can prove beneficial in an inflationary environment. In addition, REITs are required to pay out 90% of their earnings in dividends to shareholders each year in order to maintain their tax-free status.

Residential REITs, most notably those invested in apartment buildings, contributed the most to the Index’s return. Revenues and lease rates grew sharply in 2021 as renters returned to urban areas as the impact from the coronavirus pandemic eased. In addition, as housing prices climbed higher, many potential homebuyers continued to rent rather than buy. Limited growth in new apartment buildings kept supply tight, which further supported rental price increases.

Specialized REITs, particularly those invested in self-storage units and warehouses, also benefited the Index’s performance. The pandemic encouraged Americans to declutter their houses and store items in self-storage units as they increasingly worked, studied, and exercised at home. Growing demand for storage space helped reduce the excess supply of rental units, which led to significant price increases and record occupancy rates. Profits and revenues from self-storage companies exceeded investor expectations.

Healthcare REITs also contributed meaningfully to the Index’s performance, advancing amid ongoing improvement in demand for senior housing as occupancy rates and revenues rose. Staffing levels recovered as cases of COVID-19 infections among residents and employees decreased sharply from a peak in January 2022, when the Omicron variant spread.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Residential REITs	50.2%
Health Care REITs	27.1
Specialized REITs	22.2
Diversified REITs	0.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Public Storage	11.0%
Welltower Inc.	7.8
AvalonBay Communities Inc.	6.5
Equity Residential	6.2
Extra Space Storage Inc.	5.0
Ventas Inc.	4.9
Mid-America Apartment Communities Inc.	4.5
Essex Property Trust Inc.	4.5
Invitation Homes Inc.	4.5
Sun Communities Inc.	4.2

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments March 31, 2022	iShares® Mortgage Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Diversified REITs — 2.8%
iStar Inc.(a)	1,172,413	$27,446,188

Mortgage REITs — 95.6%
AG Mortgage Investment Trust Inc.	398,799	3,708,831
AGNC Investment Corp.	6,742,988	88,333,143
Angel Oak Mortgage Inc.	167,406	2,747,132
Annaly Capital Management Inc.	18,170,679	127,921,581
Apollo Commercial Real Estate Finance Inc.	2,450,088	34,129,726
Arbor Realty Trust Inc.	2,397,328	40,898,416
Ares Commercial Real Estate Corp.	764,076	11,858,460
ARMOUR Residential REIT Inc.	1,554,311	13,056,212
Blackstone Mortgage Trust Inc., Class A	2,010,273	63,906,579
BrightSpire Capital Inc.	1,474,016	13,634,648
Broadmark Realty Capital Inc.	2,242,833	19,400,505
Cherry Hill Mortgage Investment Corp.	312,677	2,413,866
Chimera Investment Corp.	3,484,696	41,955,740
Dynex Capital Inc.	630,273	10,210,423
Ellington Financial Inc.	940,078	16,686,384
Franklin BSP Realty Trust Inc.	628,506	8,786,514
Granite Point Mortgage Trust Inc.	933,039	10,375,394
Great Ajax Corp.	378,722	4,442,409
Hannon Armstrong Sustainable Infrastructure Capital Inc.	863,897	40,974,635
Invesco Mortgage Capital Inc.	5,482,492	12,500,082
KKR Real Estate Finance Trust Inc.	617,105	12,718,534
Ladder Capital Corp.	1,984,183	23,552,252
MFA Financial Inc.	7,729,707	31,150,719
New Residential Investment Corp.	5,565,821	61,112,715
New York Mortgage Trust Inc.	6,629,006	24,195,872
Orchid Island Capital Inc.	2,372,906	7,711,944
PennyMac Mortgage Investment Trust	1,711,092	28,900,344

Security	Shares	Value

Mortgage REITs (continued)
Ready Capital Corp.	1,174,722	$17,691,313
Redwood Trust Inc.	2,002,704	21,088,473
Starwood Property Trust Inc.	3,724,597	90,023,509
TPG RE Finance Trust Inc.	1,048,363	12,381,167
Two Harbors Investment Corp.	6,008,118	33,224,893

		931,692,415

Total Common Stocks — 98.4% (Cost: $1,023,870,870)		959,138,603

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(b)(c)(d)	23,898	23,893
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(b)(c)	1,230,000	1,230,000

		1,253,893

Total Short-Term Investments — 0.1% (Cost: $1,253,889)		1,253,893

Total Investments in Securities — 98.5% (Cost: $1,025,124,759)		960,392,496

Other Assets, Less Liabilities — 1.5%		14,716,060

Net Assets — 100.0%		$975,108,556

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$18,563	$6,014	(a)	$—	$(661)	$(23)	$23,893	23,898	$1,704	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	360,000	870,000	(a)	—	—	—	1,230,000	1,230,000	351		—

					$(661)	$(23)	$1,253,893		$2,055		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Mortgage Real Estate ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Dow Jones U.S. Real Estate Index	379	06/17/22	$15,903	$(29,925)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$29,925

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,483,297

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(32,866)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$21,426,442

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$959,138,603	$—	$—	$959,138,603
Money Market Funds	1,253,893	—	—	1,253,893

	$960,392,496	$—	$—	$960,392,496

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(29,925)	$—	$—	$(29,925)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments March 31, 2022	iShares® Residential and Multisector Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Diversified REITs — 0.5%
Washington Real Estate Investment Trust	244,029	$6,222,739

Health Care REITs — 27.0%
CareTrust REIT Inc.	260,212	5,022,092
Community Healthcare Trust Inc.	67,346	2,842,675
Diversified Healthcare Trust	591,031	1,891,299
Global Medical REIT Inc.	176,879	2,886,665
Healthcare Realty Trust Inc.	408,155	11,216,099
Healthcare Trust of America Inc., Class A	622,149	19,498,150
Healthpeak Properties Inc.	1,532,087	52,596,547
LTC Properties Inc.	103,666	3,988,031
Medical Properties Trust Inc.	1,685,253	35,626,248
National Health Investors Inc.	119,525	7,053,170
Omega Healthcare Investors Inc.	670,230	20,884,367
Physicians Realty Trust	629,525	11,041,868
Sabra Health Care REIT Inc.	628,531	9,358,827
Universal Health Realty Income Trust	32,207	1,879,923
Ventas Inc.	1,007,394	62,216,653
Welltower Inc.	1,036,729	99,671,126

		347,673,740

Residential REITs — 50.0%
American Campus Communities Inc.	391,238	21,897,591
American Homes 4 Rent, Class A	839,751	33,615,232
Apartment Income REIT Corp.	444,640	23,770,454
Apartment Investment & Management Co., Class A(a)	395,147	2,892,476
AvalonBay Communities Inc.	332,908	82,684,360
Bluerock Residential Growth REIT Inc., Class A	75,921	2,017,221
BRT Apartments Corp.	37,382	896,047
Camden Property Trust	280,894	46,684,583
Centerspace	41,640	4,085,717
Clipper Realty Inc.	38,866	352,515
Equity LifeStyle Properties Inc.	502,769	38,451,773
Equity Residential	878,843	79,025,563
Essex Property Trust Inc.	166,096	57,382,846
Independence Realty Trust Inc.	623,403	16,482,775

Security	Shares	Value

Residential REITs (continued)
Invitation Homes Inc.	1,426,033	$57,298,006
Mid-America Apartment Communities Inc.	275,076	57,614,668
NexPoint Residential Trust Inc.	62,791	5,670,655
Preferred Apartment Communities Inc., Class A	148,564	3,705,186
Sun Communities Inc.	310,326	54,397,045
UDR Inc.	901,644	51,727,316
UMH Properties Inc.	129,122	3,175,110

		643,827,139

Specialized REITs — 22.0%
CubeSmart	621,806	32,352,566
Extra Space Storage Inc.	312,676	64,286,186
Life Storage Inc.	231,477	32,506,315
National Storage Affiliates Trust	231,371	14,520,844
Public Storage	359,568	140,332,199

		283,998,110

Total Common Stocks — 99.5% (Cost: $1,152,040,935)		1,281,721,728

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(b)(c)	2,910,000	2,910,000

Total Short-Term Investments — 0.2% (Cost: $2,910,000)		2,910,000

Total Investments in Securities — 99.7% (Cost: $1,154,950,935)		1,284,631,728

Other Assets, Less Liabilities — 0.3%		3,642,191

Net Assets — 100.0%		$1,288,273,919

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$1,180,000	$1,730,000	(a)	$—	$—	$—	$2,910,000	2,910,000	$399	$—

(a)	Represents net amount purchased (sold).

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Residential and Multisector Real Estate ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Dow Jones U.S. Real Estate Index	153	06/17/22	$6,420	$141,705

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$141,705

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(20,153)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$119,560

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,303,212

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,281,721,728	$—	$—	$1,281,721,728
Money Market Funds	2,910,000	—	—	2,910,000

	$1,284,631,728	$—	$—	$1,284,631,728

Derivative financial instruments(a)
Assets
Futures Contracts	$141,705	$—	$—	$141,705

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	13

Statements of Assets and Liabilities

March 31, 2022

	iShares Mortgage Real Estate ETF	iShares Residential and Multisector Real Estate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$959,138,603	$1,281,721,728
Affiliated(c)	1,253,893	2,910,000
Cash	3,506	3,608
Cash pledged:
Futures contracts	858,000	312,000
Receivables:
Investments sold	45,336	—
Securities lending income — Affiliated	147	—
Capital shares sold	26,594	—
Dividends	14,403,402	3,937,841

Total assets	975,729,481	1,288,885,177

LIABILITIES
Collateral on securities loaned, at value	24,251	—
Payables:
Variation margin on futures contracts	206,016	85,234
Investment advisory fees	390,658	526,024

Total liabilities	620,925	611,258

NET ASSETS	$975,108,556	$1,288,273,919

NET ASSETS CONSIST OF:
Paid-in capital	$1,304,302,763	$1,170,025,122
Accumulated earnings (loss)	(329,194,207)	118,248,797

NET ASSETS	$975,108,556	$1,288,273,919

Shares outstanding	29,850,000	13,450,000

Net asset value	$32.67	$95.78

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$23,410	$—
(b) Investments, at cost — Unaffiliated	$1,023,870,870	$1,152,040,935
(c) Investments, at cost — Affiliated	$1,253,889	$2,910,000

See notes to financial statements.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2022

	iShares Mortgage Real Estate ETF	iShares Residential and Multisector Real Estate ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$38,809,059	$20,326,186
Dividends — Affiliated	548	399
Securities lending income — Affiliated — net	1,507	—

Total investment income	38,811,114	20,326,585

EXPENSES
Investment advisory fees	6,704,784	4,603,175
Professional fees	217	217

Total expenses	6,705,001	4,603,392

Net investment income	32,106,113	15,723,193

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(38,664,497)	408,609
Investments — Affiliated	(661)	—
In-kind redemptions — Unaffiliated	168,305,918	106,718,627
Futures contracts	1,483,297	(20,153)

Net realized gain	131,124,057	107,107,083

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(173,734,098)	99,232,870
Investments — Affiliated	(23)	—
Futures contracts	(32,866)	119,560

Net change in unrealized appreciation (depreciation)	(173,766,987)	99,352,430

Net realized and unrealized gain (loss)	(42,642,930)	206,459,513

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,536,817)	$222,182,706

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statements of Changes in Net Assets

	iShares Mortgage Real Estate ETF		iShares Residential and Multisector Real Estate ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$32,106,113	$53,874,107	$15,723,193	$8,979,710
Net realized gain (loss)	131,124,057	(83,128,416)	107,107,083	(283,867)
Net change in unrealized appreciation (depreciation)	(173,766,987)	731,705,169	99,352,430	115,281,192

Net increase (decrease) in net assets resulting from operations	(10,536,817)	702,450,860	222,182,706	123,977,035

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(81,209,640)	(53,874,107)	(18,832,367)	(12,701,974)
Return of capital	—	(35,452,585)	—	—

Decrease in net assets resulting from distributions to shareholders	(81,209,640)	(89,326,692)	(18,832,367)	(12,701,974)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(446,732,193)	306,612,849	589,464,681	52,624,765

NET ASSETS
Total increase (decrease) in net assets	(538,478,650)	919,737,017	792,815,020	163,899,826
Beginning of year	1,513,587,206	593,850,189	495,458,899	331,559,073

End of year	$975,108,556	$1,513,587,206	$1,288,273,919	$495,458,899

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Mortgage Real Estate ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$35.20	$18.67	$43.32	$42.48	$45.34

Net investment income(a)	0.82	1.38	2.61	3.13	2.66
Net realized and unrealized gain (loss)(b)	(1.27)	17.37	(23.51)	1.52	(1.18)

Net increase (decrease) from investment operations	(0.45)	18.75	(20.90)	4.65	1.48

Distributions(c)
From net investment income	(2.08)	(1.34)	(2.60)	(3.08)	(3.53)
Return of capital	—	(0.88)	(1.15)	(0.73)	(0.81)

Total distributions	(2.08)	(2.22)	(3.75)	(3.81)	(4.34)

Net asset value, end of year	$32.67	$35.20	$18.67	$43.32	$42.48

Total Return(d)
Based on net asset value	(1.65)%	103.62%	(51.80)%	11.46%	3.10%

Ratios to Average Net Assets(e)
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	2.30%	4.94%	6.16%	7.22%	5.82%

Supplemental Data
Net assets, end of year (000)	$975,109	$1,513,587	$593,850	$1,252,029	$1,004,534

Portfolio turnover rate(f)	20%	30%	29%	25%	31%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Residential and Multisector Real Estate ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$73.95	$55.26	$70.64	$57.61	$63.14

Net investment income(a)	1.46	1.51	1.55	1.80	1.64
Net realized and unrealized gain (loss)(b)	21.98	19.29	(14.77)	13.45	(4.94)

Net increase (decrease) from investment operations	23.44	20.80	(13.22)	15.25	(3.30)

Distributions(c)
From net investment income	(1.50)	(2.11)	(2.16)	(2.00)	(2.23)
From net realized gain	(0.11)	—	—	(0.22)	—

Total distributions	(1.61)	(2.11)	(2.16)	(2.22)	(2.23)

Net asset value, end of year	$95.78	$73.95	$55.26	$70.64	$57.61

Total Return(d)
Based on net asset value	31.85%	38.23%	(19.25)%	26.94%	(5.41)%

Ratios to Average Net Assets(e)
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	1.64%	2.36%	2.07%	2.81%	2.61%

Supplemental Data
Net assets, end of year (000)	$1,288,274	$495,459	$331,559	$430,875	$285,163

Portfolio turnover rate(f)	8%	7%	12%	10%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Mortgage Real Estate	Non-diversified
Residential and Multisector Real Estate	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements  (continued)

is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Mortgage Real Estate
BNP Paribas SA	$23,410	$23,410		$—	$—

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.48%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements  (continued)

Prior to January 1, 2022, each Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended March 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Mortgage Real Estate	$610

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Mortgage Real Estate	$30,310,348	$29,395,280	$(7,006,066)
Residential and Multisector Real Estate	25,674,853	25,853,122	(363,721)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Mortgage Real Estate	$283,776,450	$273,691,427
Residential and Multisector Real Estate	81,059,260	74,944,268

For the year ended March 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Mortgage Real Estate	$285,063,468	$707,223,350
Residential and Multisector Real Estate	920,600,017	335,209,229

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2022, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Mortgage Real Estate	$65,123,227	$(65,123,227)
Residential and Multisector Real Estate	102,379,577	(102,379,577)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/22	Year Ended 03/31/21
Mortgage Real Estate
Ordinary income	$81,209,640	$53,874,107
Return of capital	—	35,452,585

	$81,209,640	$89,326,692

Residential and Multisector Real Estate
Ordinary income	$17,568,653	$12,701,974
Long-term capital gains	1,263,714	—

	$18,832,367	$12,701,974

As of March 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total
Mortgage Real Estate	$(191,583,889)		$(137,610,318)		$(329,194,207)
Residential and Multisector Real Estate	—		118,248,797		118,248,797

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and characterization of corporate actions.

For the year ended March 31, 2022, the iShares Residential and Multisector Real Estate ETF utilized $3,314,269 of its capital loss carryforwards.

As of March 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Mortgage Real Estate	$1,098,002,814	$86,276,763	$(223,887,081)	$(137,610,318)
Residential and Multisector Real Estate	1,166,382,931	144,103,568	(25,854,771)	118,248,797

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (continued)

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 03/31/22		Year Ended 03/31/21

iShares ETF	Shares	Amount	Shares	Amount

Mortgage Real Estate
Shares sold	8,400,000	$299,578,675	25,950,000	$702,381,915
Shares redeemed	(21,550,000)	(746,310,868)	(14,750,000)	(395,769,066)

Net increase (decrease)	(13,150,000)	$(446,732,193)	11,200,000	$306,612,849

Residential and Multisector Real Estate
Shares sold	10,400,000	$926,228,317	1,200,000	$81,704,425
Shares redeemed	(3,650,000)	(336,763,636)	(500,000)	(29,079,660)

Net increase	6,750,000	$589,464,681	700,000	$52,624,765

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Mortgage Real Estate ETF and iShares Residential and Multisector Real Estate ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Mortgage Real Estate ETF and iShares Residential and Multisector Real Estate ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Dividend Income
Mortgage Real Estate	$1,589,342
Residential and Multisector Real Estate	56,182

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Business Income
Mortgage Real Estate	$33,832,025
Residential and Multisector Real Estate	14,042,106

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended March 31, 2022:

iShares ETF	20% Rate Long-Term Capital Gain Dividends
Residential and Multisector Real Estate	$1,263,714

I M P O R T A N T T A X I N F O R M A T I O N	27

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Mortgage Real Estate ETF and iShares Residential and Multisector Real Estate ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”).The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Mortgage Real Estate(a)	$1.594940	$—	$0.485358	$2.080298	77%	—%	23%	100%
Residential and Multisector Real Estate(a)	1.277608	—	0.333183	1.610791	79	—	21	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	29

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of March 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2006; iShares U.S. ETF Trust, since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (45)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	31

Trustee and Officer Information  (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

James Mauro (51)	Executive Vice President (since 2021).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	33

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

REIT	Real Estate Investment Trust

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-312-0322

MARCH 31, 2022

2022 Annual Report

iShares Trust

•  iShares Biotechnology ETF | IBB | NASDAQ

•  iShares Expanded Tech Sector ETF | IGM | NYSE Arca

•  iShares Expanded Tech-Software Sector ETF | IGV | Cboe BZX

•  iShares North American Natural Resources ETF | IGE | Cboe BZX

•  iShares North American Tech-Multimedia Networking ETF | IGN | NYSE Arca

•  iShares Semiconductor ETF | SOXX | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. The corporate bond market also faced inflationary headwinds, although the improving economy assuaged credit concerns and high-yield corporate bonds consequently declined less than investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. Sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	5.92%	15.65%

U.S. small cap equities (Russell 2000® Index)	(5.55)	(5.79)

International equities (MSCI Europe, Australasia, Far East Index)	(3.38)	1.16

Emerging market equities (MSCI Emerging Markets Index)	(8.20)	(11.37)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.04)	(3.31)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(5.92)	(4.15)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.55)	(4.47)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.16)	(0.66)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2022 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 11.92%. The strengthening economy supported equities, as high consumer spending drove robust growth, and most remaining coronavirus pandemic-related restrictions were eased. Increased economic activity led to strong corporate earnings as companies reaped the benefits of the recovery. Nonetheless, significant challenges emerged, particularly during the second half of the reporting period, including high inflation, rising interest rates, and the impacts of Russia’s invasion of Ukraine.

The U.S. economic recovery was powered primarily by consumers, who were supported by strong household balance sheets. Prior to the beginning of the reporting period, fiscal stimulus and business closures led to record-high personal savings rates. This allowed consumers to spend at an elevated level throughout much of the reporting period, as pent-up demand was released. The ensuing acceleration in economic activity allowed the U.S. to reach and then surpass its pre-pandemic output level. Hiring increased as businesses restored capacity, and unemployment decreased substantially, falling to 3.6% in March 2022.

The growing economy and rapid increases in consumer spending drove a significant rise in inflation. Supply chains for many goods were disrupted by the pandemic and were unable to quickly adapt to the rapid rebound in demand. In one prominent example of this dynamic, a global shortage of semiconductors created bottlenecks in the production of many goods, including automobiles. Consequently, the price of used cars rose sharply during the reporting period and was a notable factor in overall inflation. Oil prices also rose significantly as demand increased, and the supply of oil was constrained by a lack of investment. The strong job market led to higher wages, particularly at the lower end of the market. These factors led to higher prices in many areas of the economy. By the end of the reporting period the consumer price index, a widely used measure of prices in the U.S., grew at the fastest rate since 1982.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates and indicated that further increases could be necessary. Interest rates rose significantly in anticipation of further tightening, leading to higher borrowing costs for businesses.

Russia’s invasion of Ukraine in late February 2022 raised the prospect of substantial disruptions to the global economy and increased uncertainty in financial markets. The invasion was met with widespread condemnation and sanctions imposed by many countries on the Russian state, businesses, and individuals. This led to sharp volatility in energy markets, as Russia is a top producer of both oil and natural gas. Furthermore, both Russia and Ukraine are notable exporters of wheat, and the war’s disruption led to concerns surrounding food prices.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Biotechnology ETF

Investment Objective

The iShares Biotechnology ETF (the “Fund”) (formerly the iShares Nasdaq Biotechnology ETF) seeks to track the investment results of an index composed of U.S.-listed equities in the biotechnology sector, as represented by the ICE Biotechnology Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(13.22)%	6.14%	12.45%	(13.22)%	34.68%	223.41%
Fund Market	(13.28)	6.15	12.46	(13.28)	34.80	223.58
Index(a)	(12.88)	6.51	12.80	(12.88)	37.06	233.37
Nasdaq Biotechnology Index	(11.16)	6.93	13.02	(11.16)	39.76	239.94
ICE Biotechnology Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through June 20, 2021 reflects the performance of the NASDAQ Biotechnology Index. Index performance beginning on June 21, 2021 reflects the performance of the ICE Biotechnology Index, which, effective as of June 21, 2021, replaced the NASDAQ Biotechnology Index as the underlying index of the fund.

(b)	The inception date of the ICE Biotechnology Index was April 13, 2021. The cumulative total return for this index for the period April 13, 2021 through March 31, 2022 was -10.97%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 806.50	$ 1.98		$ 1,000.00	$ 1,022.70	$ 2.22		0.44%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2022 (continued)	iShares® Biotechnology ETF

Portfolio Management Commentary

Biotechnology stocks declined significantly during the reporting period as investor appetite for stocks with high valuations and little to no earnings also worked against the industry. Despite ongoing innovation, new drug development, and the rapid development and deployment of a COVID-19 vaccine, costs associated with obtaining drug approvals remained high, constraining profits. In response to higher drug prices, some governments proposed price controls even as the policies that govern healthcare in the U.S. continued to change. Pricing and payment structures were under pressure from payers, including healthcare providers and insurers. Furthermore, the dollar volume of industry mergers and acquisitions decreased significantly year over year.

Biotechnology companies grappled with drug efficacy trials and public perception regarding the efficacy of a new Alzheimer’s drug, along with regulatory uncertainty and auditing requirements. The Delta and Omicron variants of COVID-19 drove closures that limited companies’ ability to test new drugs, which in turn constrained product development. Concern over delisting weighed on Chinese biotechnology firms that withheld their financial disclosures from U.S. regulators. A company in the biotechnology industry failed to get its COVID-19 vaccine approved in the U.S. and struggled with distribution in markets where it was approved amid production problems.

Life sciences tools and services stocks also detracted as a surge in Omicron COVID-19 cases limited both customers’ capacity for using medical devices and companies’ capacity for producing them. Stocks of genomic analysis companies lost ground as investor sentiment weakened, despite promising market penetration.

Healthcare equipment and supplies stocks also detracted from the Index’s return. Higher research, development, and administrative expenses weighed on profits in the industry despite higher revenues, as trials enrolled their final patients to move new cancer treatment products to market.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Biotechnology	75.9%
Life Sciences Tools & Services	20.8
Pharmaceuticals	2.1
Other (each representing less than 1%)	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Amgen Inc.	8.3%
Gilead Sciences Inc.	6.9
Regeneron Pharmaceuticals Inc.	6.7
Vertex Pharmaceuticals Inc.	6.2
Moderna Inc.	5.6
Illumina Inc.	4.2
IQVIA Holdings Inc.	3.9
BioNTech SE	3.1
Biogen Inc.	2.9
Mettler-Toledo International Inc.	2.9

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Expanded Tech Sector ETF

Investment Objective

The iShares Expanded Tech Sector ETF (the “Fund”) seeks to track the investment results of an index composed of North American equities in the technology sector and select North American equities from communication services and consumer discretionary sectors, as represented by the S&P North American Expanded Technology Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	7.76%	23.44%	19.34%	7.76%	186.65%	486.10%
Fund Market	7.88	23.48	19.36	7.88	187.10	486.86
Index	8.20	23.98	19.88	8.20	192.93	512.88

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through December 23, 2018 reflects the performance of the S&P North American Technology Sector IndexTM. Index Performance beginning on December 24, 2018 reflects the performance of the S&P North American Expanded Technology Sector IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 962.10	$ 1.96		$ 1,000.00	$ 1,022.90	$ 2.02		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2022 (continued)	iShares® Expanded Tech Sector ETF

Portfolio Management Commentary

North American technology stocks advanced sharply during the reporting period, driven primarily by large companies benefiting from increased uptake of technology. U.S. companies drove the Index’s return, representing approximately 99% of the Index on average for the reporting period. Increased time at home drove strong demand for computing products for both work and leisure. Strong global demand for microchips for an increasing array of products and ongoing migration to the cloud due to the pandemic bolstered profits from cloud computing services.

The U.S. technology hardware and equipment industry was the largest contributor to the Index’s return. Retail sales of computing devices rose, leading to record earnings despite ongoing supply chain challenges. Increased demand for subscription services, including music and streaming video, drove rising revenues. New product releases, especially improved cell phones, and strong sales of wearable technologies such as earbuds boosted revenue growth.

The semiconductors and semiconductor equipment industry also contributed to the Index’s return. Sharply higher spending on cloud computing and artificial intelligence drove brisk sales of microchips. Continued strength in demand for home-based video games drove strong sales for chips used in graphics cards. Investors were optimistic that demand would increase for chips used for technologies related to virtual worlds, the “metaverse,” which was expected to experience rapid growth. Stocks in the industry were also bolstered by investor optimism regarding federal subsidies to support domestic manufacturing of microchips to reduce dependence on imports.

The systems software industry was also a contributor. Growth in video game console sales and investor optimism about new products and services, along with industry consolidation, bolstered returns. Strength in sales of hardware, including personal computers and tablets, contributed to rising revenues.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Semiconductors	16.9%
Interactive Media & Services	13.5
Systems Software	12.5
Application Software	10.9
Data Processing & Outsourced Services	10.2
Technology Hardware, Storage & Peripherals	9.8
Internet & Direct Marketing Retail	9.4
IT Consulting & Other Services	3.5
Communications Equipment	2.9
Semiconductor Equipment	2.8
Internet Services & Infrastructure	2.4
Movies & Entertainment	1.3
Electronic Equipment & Instruments	1.1
Interactive Home Entertainment	1.0
Other (each representing less than 1%)	1.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Amazon.com Inc.	8.7%
Apple Inc.	8.6
Microsoft Corp.	8.5
NVIDIA Corp.	5.3
Alphabet Inc., Class A	4.3
Meta Platforms Inc, Class A	4.0
Alphabet Inc., Class C	4.0
Visa Inc., Class A	2.9
Mastercard Inc., Class A	2.4
Broadcom Inc.	2.0

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Expanded Tech-Software Sector ETF

Investment Objective

The iShares Expanded Tech-Software Sector ETF (the “Fund”) seeks to track the investment results of an index composed of North American equities in the software industry and select North American equities from interactive home entertainment and interactive media and services industries, as represented by the S&P North American Expanded Technology Software IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	0.86%	22.38%	18.33%	0.86%	174.50%	438.17%
Fund Market	1.03	22.44	18.35	1.03	175.14	439.22
Index	1.28	22.78	18.76	1.28	179.07	458.26

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through December 23, 2018 reflects the performance of the S&P North American Technology Software IndexTM. Index performance beginning on December 24, 2018 reflects the performance of the S&P North American Expanded Technology Software IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 862.60	$ 1.86		$ 1,000.00	$ 1,022.90	$ 2.02		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2022 (continued)	iShares® Expanded Tech-Software Sector ETF

Portfolio Management Commentary

North American technology and software stocks gained modestly for the reporting period. The COVID-19 pandemic accelerated ongoing trends of firms migrating to the cloud, bolstering demand for cloud and computing services and lifting sales of personal and commercial productivity software. These gains were somewhat offset by investor concern that changes to corporate policies designed to increase user privacy would make targeted advertising more difficult, ultimately reducing revenues.

U.S. stocks, which represented approximately 99% of the Index on average for the reporting period, were the main drivers of performance. The information technology sector was the top contributor to the Index’s performance, led by software and services companies. Revenues and earnings reached record levels as the ongoing impact of the pandemic accelerated online migration. Demand for cloud services grew robustly, along with sales of personal and commercial productivity software. Growth in online video gaming and investor optimism about new products and services, as well as industry consolidation, bolstered returns. Strength in sales of hardware, including personal computers and tablets, contributed to rising revenues. Volatility in the labor market increased traffic on web-based career platforms, leading to sharply higher advertising revenues. Strong demand for cybersecurity software due to increased telecommuting and cloud computing also bolstered revenues. Rapid growth of small business creation drove strong demand for financial services software.

On the downside, the communication services sector detracted from the Index’s return. In the media and entertainment industry, ongoing challenges with global supply chains and tightness in the labor market led to reductions in online advertising spending, weighing heavily on profits. In the entertainment industry, an industry scandal led to delays of game launches, and sales of some video game titles and consoles slowed, weighing on revenues.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Software	92.6%
Entertainment	5.6
Interactive Media & Services	1.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Microsoft Corp.	8.6%
salesforce.com Inc.	8.4
Adobe Inc.	8.2
Intuit Inc.	6.1
Oracle Corp.	5.9
ServiceNow Inc.	5.0
Activision Blizzard Inc.	2.8
Palo Alto Networks Inc.	2.8
Synopsys Inc.	2.3
Crowdstrike Holdings Inc., Class A	2.1

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® North American Natural Resources ETF

Investment Objective

The iShares North American Natural Resources ETF (the “Fund”) seeks to track the investment results of an index composed of North American equities in the natural resources sector, as represented by the S&P North American Natural Resources Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	50.84%	7.00%	2.96%	50.84%	40.23%	33.91%
Fund Market	50.89	7.01	2.97	50.89	40.32	34.06
Index	51.58	7.56	3.48	51.58	43.93	40.76

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,395.70	$ 2.39		$ 1,000.00	$ 1,022.90	$ 2.02		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2022 (continued)	iShares® North American Natural Resources ETF

Portfolio Management Commentary

North American natural resources stocks advanced sharply during the reporting period as oil prices soared on renewed demand and fears of supply constraints following Russia’s invasion of Ukraine. Oil prices rallied as vaccinations against COVID-19 rolled out and global economies recovered. Prices continued to climb throughout 2021 as coronavirus-related restrictions eased, travel increased, and oil stockpiles dropped. OPEC and other oil-producing countries gradually increased oil supply throughout 2021, but demand outstripped supply. U.S. oil producers were slow to renew production in 2021 when economic activity and demand rebounded.

Oil prices hit their highest level in 14 years by March 2022 after the U.S. and its European allies began considering banning oil imports from Russia following the invasion of Ukraine. Russia is the world’s top exporter of oil and oil products.

Oil, gas, and consumable fuels stocks in the U.S. contributed the most to the Index’s return, as stocks in the energy sector hit their highest level in years following the rally in oil prices. In a marked turnaround from 2020, leading energy companies posted stronger earnings and, flush with excess cash, rewarded shareholders by buying back their own stock and raising dividends. The higher oil prices and free cash flow led some companies to expand plans to invest in new oil production over future years although most continued to maintain current output plans.

Canadian companies in the oil, gas, and consumable fuels industry also contributed to the Index. Their stocks also soared following stronger earnings. Some companies also set new environmental targets, including fewer greenhouse gas emissions and a reduction in freshwater usage in oil extraction operations.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Oil, Gas & Consumable Fuels	68.7%
Metals & Mining	15.2
Containers & Packaging	7.0
Energy Equipment & Services	6.1
Construction Materials	2.4
Paper & Forest Products	0.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Exxon Mobil Corp.	9.5%
Chevron Corp.	9.4
ConocoPhillips	4.4
Enbridge Inc.	3.9
Freeport-McMoRan Inc.	3.1
Canadian Natural Resources Ltd.	3.0
EOG Resources Inc.	2.9
Newmont Corp.	2.7
Schlumberger NV	2.4
Pioneer Natural Resources Co.	2.4

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® North American Tech-Multimedia Networking ETF

Investment Objective

The iShares North American Tech-Multimedia Networking ETF (the “Fund”) seeks to track the investment results of an index composed of North American equities in the multimedia and networking technology sectors, as represented by the S&P North American Technology Multimedia Networking IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	10.53%	10.78%	9.86%	10.53%	66.87%	156.06%
Fund Market	10.35	10.79	9.86	10.35	66.94	155.99
Index	11.00	11.14	10.25	11.00	69.56	165.27

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,074.20	$ 2.07		$ 1,000.00	$ 1,022.90	$ 2.02		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2022 (continued)	iShares® North American Tech-Multimedia Networking ETF

Portfolio Management Commentary

North American technology and multimedia networking stocks rose sharply as businesses continued to move their operations online, a trend accelerated by the pandemic. Increased demand for cloud computing capacity, especially by large technology corporations, benefited companies that provide networking infrastructure. Improving supply chain conditions and the global growth of 5G networks fueled investor optimism for continued investment in communications infrastructure by telecommunications carriers and cable operators. The passage of a large infrastructure bill that included funding to increase access to broadband services in underserved markets in the U.S. also boosted networking stocks.

The Index is composed almost entirely of U.S. communications equipment companies, whose robust advance drove the Index’s return. The move to the cloud increased demand for hardware to equip newly constructed data centers, propelling industry gains. Revenues rose despite supply chain issues as constrained supply supported higher prices for hardware and equipment. In addition, growth in applications for artificial intelligence, which require significant numbers of routers and switches to connect processors, increased sales. Development of the metaverse, computer-generated virtual spaces, added to investor optimism for increased capital spending on and sales of equipment to support virtual reality applications.

Robust sales of networking equipment to support expansion and upgrades of broadband service, including new 5G and fiberoptic networks in emerging markets, also contributed to strong performance. Communications equipment stocks further benefited from industry merger and acquisition activity, which raised expectations for revenue growth.

Strong sales of modestly priced smartphones, especially in the U.S., Brazil, and India markets, bolstered revenue. Amid rising concerns about personal safety and security, demand also increased for video security and radio devices for both professional and commercial use, driving communications equipment company profits higher.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Communications Equipment	100.0%

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Arista Networks Inc.	9.2%
Juniper Networks Inc.	8.9
Motorola Solutions Inc.	8.7
F5 Inc.	8.5
Cisco Systems Inc.	8.1
Ubiquiti Inc.	4.5
Infinera Corp.	4.5
Ciena Corp.	4.4
Lumentum Holdings Inc.	4.4
NetScout Systems Inc.	4.4

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Semiconductor ETF

Investment Objective

The iShares Semiconductor ETF (the “Fund”) (formerly the iShares PHLX Semiconductor ETF) seeks to track the investment results of an index composed of U.S.-listed equities in the semiconductor sector, as represented by the ICE Semiconductor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	12.23%	29.54%	24.55%	12.23%	264.82%	798.45%
Fund Market	12.45	29.59	24.57	12.45	265.47	800.04
Index(a)	12.74	30.18	25.18	12.74	273.88	844.65
PHLX Semiconductor Sector Index	11.05	29.79	24.99	11.05	268.27	830.48
ICE Semiconductor Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through June 20, 2021 reflects the performance of the PHLX Semiconductor Sector Index. Index performance beginning on June 21, 2021 reflects the performance of the ICE Semiconductor Index, which, effective as of June 21, 2021, replaced the PHLX Semiconductor Sector Index as the underlying index of the fund.

(b)	The inception date of the ICE Semiconductor Index was April 13, 2021. The cumulative total return for this index for the period April 13, 2021 through March 31, 2022 was 8.77%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,063.60	$ 2.06		$ 1,000.00	$ 1,022.90	$ 2.02		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2022 (continued)	iShares® Semiconductor ETF

Portfolio Management Commentary

Semiconductor stocks advanced sharply for the reporting period as manufacturers ramped up production to all-time highs despite global supply chain challenges. Business demand for microchips grew amid increased spending on data centers as companies continued the migration to cloud computing. Even as pandemic restrictions eased, consumer demand for home entertainment devices remained high, which led to record sales by semiconductor companies. The rising number of digital services and consumer goods that rely on microchips, such as personal computers, video cards, and automobiles, exacerbated a global chip shortage and supported higher prices.

A sharp increase in corporate spending on technology infrastructure for cloud computing and artificial intelligence applications led to robust sales of chips used in data centers. The largest technology companies, in particular, drove demand for chips used for networking and connectivity. Continued strength in consumer demand for video games, especially multiplayer online games that require specialized graphics processing units, propelled higher chip sales and revenues.

The ongoing rollout of 5G technology and the increasing availability of 5G-enabled phones raised demand for the chips used in telecommunications devices and handsets. Robust growth in the manufacturing of electric cars, especially in China, bolstered demand for chips used in vehicle navigation systems. Investor optimism rose that demand would increase for chips used for technologies for both entertainment and commercial applications of computer-generated virtual worlds, the “metaverse,” which require powerful graphics chips.

Semiconductor stocks were also bolstered by the announcement of proposed legislation that included provisions for U.S. government subsidies to support domestic manufacturing of microchips and reduce dependence on imports, especially from China. In addition, consolidation in the semiconductors industry boosted revenue as increasing product breadth allowed companies to attract new customers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Semiconductors	79.5%
Semiconductor Equipment	20.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

NVIDIA Corp.	8.9%
Broadcom Inc.	8.5
Advanced Micro Devices Inc.	7.1
Intel Corp.	6.2
QUALCOMM Inc.	5.3
Texas Instruments Inc.	4.3
Microchip Technology Inc.	4.3
KLA Corp.	4.2
Marvell Technology Inc.	4.2
Analog Devices Inc.	4.1

(a)	Excludes money market funds.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	17

Schedule of Investments March 31, 2022	iShares® Biotechnology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 75.9%
4D Molecular Therapeutics Inc.(a)(b)	232,410	$3,514,039
89bio Inc.(a)(b)	106,544	401,671
Abcam PLC, SP ADR(a)(b)	1,459,736	26,698,571
AC Immune SA(a)(b)	249,684	998,736
ACADIA Pharmaceuticals Inc.(a)(b)	1,279,760	30,995,787
Achilles Therapeutics PLC, ADR(a)(b)	248,830	731,560
Acumen Pharmaceuticals Inc.(a)(b)	194,168	759,197
Adaptimmune Therapeutics PLC, ADR(a)(b)	876,318	1,805,215
ADC Therapeutics SA(a)(b)	304,229	4,469,124
Adicet Bio Inc.(a)	183,982	3,674,121
ADMA Biologics Inc.(a)(b)	1,513,942	2,770,514
Adverum Biotechnologies Inc.(a)(b)	727,269	952,722
Aeglea BioTherapeutics Inc.(a)	315,056	724,629
Aerovate Therapeutics Inc.(a)(b)	128,537	2,356,083
Affimed NV(a)	876,966	3,832,341
Agios Pharmaceuticals Inc.(a)(b)	432,479	12,589,464
Akebia Therapeutics Inc.(a)(b)	1,354,895	972,679
Akero Therapeutics Inc.(a)(b)	167,385	2,375,193
Akouos Inc.(a)(b)	171,905	816,549
Alaunos Therapeutics Inc.(a)(b)	1,534,462	1,001,083
Alector Inc.(a)(b)	476,628	6,791,949
Alexion Pharmaceuticals Inc.(b)(c)	4,112	1,892
Aligos Therapeutics Inc.(a)(b)	205,801	442,472
Alkermes PLC(a)(b)	1,282,351	33,738,655
Allakos Inc.(a)	271,137	1,545,481
Allogene Therapeutics Inc.(a)(b)	587,354	5,350,795
Allovir Inc.(a)(b)	235,820	1,591,785
Alnylam Pharmaceuticals Inc.(a)(b)	952,627	155,554,463
Alpine Immune Sciences Inc.(a)(b)	106,937	959,225
Altimmune Inc.(a)(b)	294,822	1,795,466
ALX Oncology Holdings Inc.(a)(b)	163,417	2,761,747
Amgen Inc.	2,956,072	714,837,331
Amicus Therapeutics Inc.(a)(b)	2,171,703	20,566,027
AnaptysBio Inc.(a)(b)	192,301	4,757,527
Anavex Life Sciences Corp.(a)(b)	588,390	7,243,081
Annexon Inc.(a)(b)	244,140	666,502
Annovis Bio Inc.(a)(b)	43,513	580,899
Apellis Pharmaceuticals Inc.(a)(b)	633,597	32,193,064
Applied Molecular Transport Inc.(a)(b)	196,120	1,474,822
Applied Therapeutics Inc.(a)(b)	116,965	246,796
Arbutus Biopharma Corp.(a)	932,891	2,780,015
Arcturus Therapeutics Holdings Inc.(a)(b)	179,975	4,852,126
Arcus Biosciences Inc.(a)(b)	352,644	11,129,445
Arcutis Biotherapeutics Inc.(a)(b)	224,852	4,330,650
Argenx SE, ADR(a)(b)	324,552	102,334,491
Arrowhead Pharmaceuticals Inc.(a)(b)	775,472	35,663,957
Ascendis Pharma A/S, ADR(a)(b)	352,764	41,400,383
Atara Biotherapeutics Inc.(a)(b)	680,252	6,319,541
Athenex Inc.(a)(b)	714,833	592,954
Aurinia Pharmaceuticals Inc.(a)(b)	897,814	11,114,937
Autolus Therapeutics PLC , ADR(a)(b)	321,583	1,341,001
Avidity Biosciences Inc.(a)(b)	335,076	6,188,854
Avrobio Inc.(a)	307,760	406,243
Beam Therapeutics Inc.(a)(b)	413,238	23,678,537
BeiGene Ltd., ADR(a)(b)	591,865	111,625,739
BELLUS Health Inc.(a)(b)	746,361	5,134,964
Bicycle Therapeutics PLC, ADR(a)(b)	178,088	7,814,501
BioAtla Inc.(a)	227,225	1,136,125

Security	Shares	Value

Biotechnology (continued)
BioCryst Pharmaceuticals Inc.(a)(b)	1,441,320	$23,435,863
Biogen Inc.(a)	1,172,028	246,829,097
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	486,291	57,659,524
BioMarin Pharmaceutical Inc.(a)(b)	1,452,839	112,013,887
Biomea Fusion Inc.(a)(b)	150,393	670,753
BioNTech SE, ADR(a)(b)	1,535,009	261,811,135
Black Diamond Therapeutics Inc.(a)(b)	188,879	523,195
Bluebird Bio Inc.(a)(b)	535,999	2,599,595
Blueprint Medicines Corp.(a)(b)	459,598	29,359,120
Bolt Biotherapeutics Inc.(a)	162,266	444,609
Bridgebio Pharma Inc.(a)(b)	819,166	8,314,535
Brooklyn ImmunoTherapeutics Inc.(a)(b)	185,144	379,545
Burning Rock Biotech Ltd., ADR(a)(b)	545,624	5,068,847
C4 Therapeutics Inc.(a)	306,868	7,444,618
Cabaletta Bio Inc.(a)(b)	177,909	361,155
Candel Therapeutics Inc.(a)(b)	78,259	398,338
CareDx Inc.(a)(b)	416,183	15,394,609
Caribou Biosciences Inc.(a)(b)	373,686	3,430,437
Cellectis SA, ADR(a)(b)	287,289	1,304,292
CEL-SCI Corp.(a)(b)	326,074	1,281,471
Centessa Pharmaceuticals PLC, ADR(a)(b)	267,842	2,402,543
Century Therapeutics Inc.(a)(b)	161,558	2,034,015
ChemoCentryx Inc.(a)(b)	454,331	11,390,078
Chimerix Inc.(a)(b)	614,901	2,816,247
Chinook Therapeutics Inc.(a)	295,511	4,834,560
Clovis Oncology Inc.(a)(b)	1,115,996	2,254,312
Codiak Biosciences Inc.(a)(b)	106,652	668,708
Cogent Biosciences Inc.(a)(b)	256,910	1,924,256
Coherus Biosciences Inc.(a)(b)	573,188	7,399,857
Compass Pathways PLC, ADR(a)(b)	265,306	3,419,794
Connect Biopharma Holdings Ltd.(a)	366,584	1,107,084
Cortexyme Inc.(a)(b)	140,392	869,026
Crinetics Pharmaceuticals Inc.(a)	298,043	6,542,044
CRISPR Therapeutics AG(a)(b)	565,552	35,499,699
Cullinan Oncology Inc.(a)(b)	181,104	1,896,159
CureVac NV(a)(b)	435,930	8,548,587
Curis Inc.(a)(b)	680,486	1,619,557
Cybin Inc.(a)(b)	861,796	704,087
Cyteir Therapeutics Inc.(a)(b)	109,006	410,953
Cytokinetics Inc.(a)(b)	633,663	23,325,135
CytomX Therapeutics Inc.(a)	493,614	1,317,949
Day One Biopharmaceuticals Inc.(a)(b)	174,218	1,728,243
DBV Technologies SA, ADR(a)(b)	686,795	1,092,004
Decibel Therapeutics Inc.(a)	75,167	228,508
Deciphera Pharmaceuticals Inc.(a)(b)	321,505	2,980,351
Denali Therapeutics Inc.(a)(b)	774,997	24,931,653
Design Therapeutics Inc.(a)	227,213	3,669,490
Dyne Therapeutics Inc.(a)(b)	210,260	2,026,906
Editas Medicine Inc.(a)(b)	546,395	10,392,433
Eiger BioPharmaceuticals Inc.(a)(b)	255,967	2,124,526
Emergent BioSolutions Inc.(a)(b)	338,756	13,909,321
Enanta Pharmaceuticals Inc.(a)	154,193	10,975,458
Epizyme Inc.(a)	1,150,443	1,323,009
Erasca Inc.(a)(b)	511,891	4,402,263
Evelo Biosciences Inc.(a)(b)	209,587	710,500
Exelixis Inc.(a)(b)	2,504,724	56,782,093
Fate Therapeutics Inc.(a)(b)	712,797	27,635,140
FibroGen Inc.(a)(b)	675,245	8,116,445
Forma Therapeutics Holdings Inc.(a)(b)	330,904	3,077,407
Frequency Therapeutics Inc.(a)(b)	260,971	553,259

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Biotechnology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
G1 Therapeutics Inc.(a)(b)	269,308	$2,046,741
Galapagos NV, ADR(a)(b)	413,486	25,644,402
Gamida Cell Ltd.(a)(b)	320,342	1,329,419
Generation Bio Co.(a)(b)	374,507	2,748,881
Genetron Holdings Ltd., ADR(a)(b)	526,331	1,152,665
Genmab A/S, ADR(a)(b)	4,189,403	151,572,601
Geron Corp.(a)(b)	2,393,260	3,254,834
Gilead Sciences Inc.	10,027,605	596,141,117
Global Blood Therapeutics Inc.(a)(b)	505,907	17,524,618
Gossamer Bio Inc.(a)(b)	424,987	3,688,887
Gracell Biotechnologies Inc.(a)(b)	363,505	846,967
Graphite Bio Inc.(a)(b)	199,030	1,015,053
Grifols SA, ADR	1,666,923	19,469,661
Gritstone bio Inc.(a)	462,427	1,905,199
Halozyme Therapeutics Inc.(a)(b)	1,089,127	43,434,385
Harpoon Therapeutics Inc.(a)(b)	149,325	742,145
Homology Medicines Inc.(a)(b)	309,717	941,540
Humacyte Inc.(a)(b)	404,583	2,856,356
Icosavax Inc.(a)(b)	161,845	1,139,389
Ideaya Biosciences Inc.(a)	235,725	2,637,763
IGM Biosciences Inc.(a)(b)	116,287	3,108,351
I-Mab, ADR(a)	507,558	8,242,742
Imago Biosciences Inc.(a)(b)	151,878	2,926,689
Immuneering Corp., Class A(a)(b)	150,450	973,411
Immunic Inc.(a)(b)	151,000	1,706,300
ImmunityBio Inc.(a)(b)	644,136	3,613,603
ImmunoGen Inc.(a)(b)	1,711,376	8,146,150
Immunovant Inc.(a)	318,730	1,756,202
Immutep Ltd., SP ADR(a)(b)	544,700	1,492,478
Impel Neuropharma Inc.(a)(b)	50,123	319,284
Incyte Corp.(a)(b)	1,754,658	139,354,938
Infinity Pharmaceuticals Inc.(a)(b)	686,299	782,381
Inhibrx Inc.(a)(b)	209,493	4,667,504
Innate Pharma SA, SP ADR(a)(b)	504,408	1,694,811
Inovio Pharmaceuticals Inc.(a)(b)	1,656,074	5,945,306
Insmed Inc.(a)(b)	931,304	21,885,644
Instil Bio Inc.(a)(b)	484,768	5,211,256
Intellia Therapeutics Inc.(a)	537,315	39,046,681
Intercept Pharmaceuticals Inc.(a)(b)	186,243	3,030,174
Ionis Pharmaceuticals Inc.(a)(b)	1,115,422	41,315,231
Iovance Biotherapeutics Inc.(a)(b)	1,092,338	18,187,428
Ironwood Pharmaceuticals Inc.(a)(b)	1,245,017	15,662,314
iTeos Therapeutics Inc.(a)	202,704	6,523,015
IVERIC bio Inc.(a)(b)	830,046	13,969,674
Janux Therapeutics Inc.(a)(b)	175,521	2,516,971
Jounce Therapeutics Inc.(a)	252,821	1,716,655
KalVista Pharmaceuticals Inc.(a)(b)	168,215	2,479,489
Kamada Ltd.(a)(b)	181,799	1,003,530
Karuna Therapeutics Inc.(a)	172,102	21,820,813
Karyopharm Therapeutics Inc.(a)(b)	530,991	3,913,404
Keros Therapeutics Inc.(a)(b)	112,388	6,111,659
Kezar Life Sciences Inc.(a)(b)	379,790	6,312,110
Kiniksa Pharmaceuticals Ltd., Class A(a)	261,549	2,599,797
Kinnate Biopharma Inc.(a)	133,041	1,498,042
Kodiak Sciences Inc.(a)	365,823	2,824,154
Kronos Bio Inc.(a)(b)	286,692	2,072,783
Krystal Biotech Inc.(a)	152,484	10,146,285
Kura Oncology Inc.(a)	500,437	8,047,027
Kymera Therapeutics Inc.(a)	320,101	13,546,674
Larimar Therapeutics Inc.(a)(b)	135,310	548,005

Security	Shares	Value

Biotechnology (continued)
Leap Therapeutics Inc.(a)(b)	559,746	$979,555
Legend Biotech Corp., ADR(a)(b)	958,893	34,846,172
Ligand Pharmaceuticals Inc.(a)(b)	127,279	14,317,615
Lineage Cell Therapeutics Inc.(a)(b)	1,323,742	2,038,563
Lyell Immunopharma Inc.(a)(b)	479,311	2,420,521
MacroGenics Inc.(a)	451,775	3,980,138
Madrigal Pharmaceuticals Inc.(a)(b)	99,442	9,757,249
Magenta Therapeutics Inc.(a)(b)	317,886	921,869
MannKind Corp.(a)(b)	1,887,606	6,946,390
Matinas BioPharma Holdings Inc.(a)(b)	1,636,650	1,316,521
MeiraGTx Holdings PLC(a)	275,972	3,822,212
Mereo Biopharma Group PLC, ADR(a)(b)	698,767	782,619
Mersana Therapeutics Inc.(a)(b)	480,354	1,916,612
Merus NV(a)(b)	251,511	6,649,951
Mesoblast Ltd., SP ADR(a)(b)	829,622	3,501,005
Mirati Therapeutics Inc.(a)(b)	382,590	31,456,550
Mirum Pharmaceuticals Inc.(a)	132,107	2,908,996
Moderna Inc.(a)(b)	2,783,543	479,493,117
Molecular Templates Inc.(a)	327,974	1,131,510
Monte Rosa Therapeutics Inc.(a)(b)	238,540	3,344,331
Morphic Holding Inc.(a)(b)	191,805	7,700,971
Mustang Bio Inc.(a)(b)	590,224	596,126
Myovant Sciences Ltd.(a)(b)	328,313	4,373,129
Myriad Genetics Inc.(a)(b)	611,139	15,400,703
Natera Inc.(a)(b)	684,584	27,848,877
Neoleukin Therapeutics Inc.(a)	270,573	508,677
Neurocrine Biosciences Inc.(a)	744,948	69,838,875
NextCure Inc.(a)	129,270	628,252
Nkarta Inc.(a)(b)	152,375	1,734,027
Novavax Inc.(a)(b)	602,093	44,344,149
Nurix Therapeutics Inc.(a)	291,321	4,081,407
Nuvalent Inc., Class A(a)(b)	280,229	3,892,381
ObsEva SA(a)(b)	390,316	589,377
Olema Pharmaceuticals Inc.(a)(b)	269,126	1,146,477
Omega Therapeutics Inc.(a)(b)	136,755	853,351
Oncocyte Corp.(a)(b)	670,162	998,541
Oncorus Inc.(a)(b)	125,936	224,166
OPKO Health Inc.(a)(b)	3,312,428	11,394,752
Orchard Therapeutics PLC, ADR(a)(b)	749,990	533,993
ORIC Pharmaceuticals Inc.(a)(b)	247,582	1,322,088
Ovid therapeutics Inc.(a)(b)	390,225	1,225,306
Oyster Point Pharma Inc.(a)(b)	95,295	1,109,234
Passage Bio Inc.(a)(b)	231,638	718,078
PMV Pharmaceuticals Inc.(a)(b)	214,069	4,456,917
Poseida Therapeutics Inc.(a)(b)	217,803	975,757
Praxis Precision Medicines Inc.(a)(b)	294,532	3,007,172
Precigen Inc.(a)(b)	782,330	1,650,716
Precision BioSciences Inc.(a)(b)	392,971	1,210,351
Prelude Therapeutics Inc.(a)(b)	270,392	1,865,705
Prometheus Biosciences Inc.(a)(b)	205,150	7,746,464
ProQR Therapeutics NV(a)(b)	476,810	431,608
Protagonist Therapeutics Inc.(a)	353,337	8,367,020
Prothena Corp. PLC(a)(b)	371,769	13,595,592
PTC Therapeutics Inc.(a)(b)	554,544	20,690,037
Puma Biotechnology Inc.(a)	281,935	811,973
Radius Health Inc.(a)(b)	369,495	3,262,641
Rallybio Corp.(a)(b)	109,338	763,179
RAPT Therapeutics Inc.(a)(b)	194,645	4,280,244
Recursion Pharmaceuticals Inc., Class A(a)(b)	690,354	4,942,935
Regeneron Pharmaceuticals Inc.(a)(b)	830,394	579,963,777

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2022	iShares® Biotechnology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
REGENXBIO Inc.(a)(b)	288,647	$9,580,194
Relay Therapeutics Inc.(a)(b)	587,606	17,587,048
Repare Therapeutics Inc.(a)(b)	229,338	3,265,773
Replimune Group Inc.(a)(b)	236,205	4,010,761
REVOLUTION Medicines Inc.(a)(b)	404,071	10,307,851
Rhythm Pharmaceuticals Inc.(a)(b)	345,939	3,985,217
Rigel Pharmaceuticals Inc.(a)	1,370,634	4,098,196
Rocket Pharmaceuticals Inc.(a)(b)	474,677	7,528,377
Rubius Therapeutics Inc.(a)(b)	357,357	1,969,037
Sage Therapeutics Inc.(a)(b)	406,026	13,439,461
Sana Biotechnology Inc.(a)(b)	615,118	5,080,875
Sangamo Therapeutics Inc.(a)(b)	965,518	5,609,660
Sarepta Therapeutics Inc.(a)	663,535	51,835,354
Scholar Rock Holding Corp.(a)(b)	223,102	2,875,785
Seagen Inc.(a)(b)	1,444,130	208,026,926
Selecta Biosciences Inc.(a)	588,981	724,447
Sensei Biotherapeutics Inc.(a)(b)	132,072	305,086
Seres Therapeutics Inc.(a)(b)	559,035	3,980,329
Sesen Bio Inc.(a)(b)	1,571,660	947,239
Shattuck Labs Inc.(a)(b)	253,472	1,079,791
Silverback Therapeutics Inc.(a)(b)	145,367	510,238
Solid Biosciences Inc.(a)(b)	659,931	791,917
Spectrum Pharmaceuticals Inc.(a)(b)	1,273,178	1,642,400
Spero Therapeutics Inc.(a)(b)	197,423	1,717,580
SpringWorks Therapeutics Inc.(a)(b)	253,292	14,295,800
SQZ Biotechnologies Co.(a)(b)	149,604	719,595
Stoke Therapeutics Inc.(a)	137,371	2,891,660
Summit Therapeutics Inc.(a)(b)	197,576	484,061
Surface Oncology Inc.(a)(b)	295,520	868,829
Sutro Biopharma Inc.(a)(b)	285,272	2,344,936
Syndax Pharmaceuticals Inc.(a)	340,001	5,909,217
Syros Pharmaceuticals Inc.(a)(b)	298,263	354,933
Talaris Therapeutics Inc.(a)	163,300	1,606,872
Taysha Gene Therapies Inc.(a)(b)	165,734	1,080,586
TCR2 Therapeutics Inc.(a)	227,152	626,940
Tenaya Therapeutics Inc.(a)(b)	226,210	2,664,754
Travere Therapeutics Inc.(a)(b)	472,078	12,165,450
Turning Point Therapeutics Inc.(a)(b)	344,467	9,248,939
Twist Bioscience Corp.(a)(b)	401,463	19,824,243
Ultragenyx Pharmaceutical Inc.(a)(b)	514,868	37,389,714
uniQure NV(a)(b)	332,467	6,007,679
United Therapeutics Corp.(a)	353,978	63,507,193
UroGen Pharma Ltd.(a)(b)	147,170	1,281,851
Vanda Pharmaceuticals Inc.(a)	430,090	4,864,318
Vaxcyte Inc.(a)(b)	279,746	6,755,866
Veracyte Inc.(a)(b)	528,759	14,577,886
Verastem Inc.(a)(b)	1,393,404	1,964,700
Vertex Pharmaceuticals Inc.(a)	2,025,844	528,684,509
Verve Therapeutics Inc.(a)(b)	199,174	4,545,151
Vir Biotechnology Inc.(a)(b)	569,823	14,655,848
Viracta Therapeutics Inc.(a)(b)	223,484	1,063,784
Vor BioPharma Inc.(a)(b)	196,730	1,188,249
Werewolf Therapeutics Inc.(a)(b)	103,063	453,477
Xencor Inc.(a)(b)	461,003	12,299,560
Xenon Pharmaceuticals Inc.(a)	394,495	12,059,712
Y-mAbs Therapeutics Inc.(a)(b)	281,366	3,342,628
Zai Lab Ltd., ADR(a)	608,105	26,744,458
Zentalis Pharmaceuticals Inc.(a)(b)	325,536	15,020,231
Zymeworks Inc.(a)	451,806	2,959,329

		6,533,532,613

Security	Shares	Value

Health Care Equipment & Supplies — 0.8%
Meridian Bioscience Inc.(a)(b)	343,331	$8,912,873
Novocure Ltd.(a)(b)	715,264	59,259,622

		68,172,495

Health Care Providers & Services — 0.4%
Castle Biosciences Inc.(a)(b)	182,941	8,206,733
Fulgent Genetics Inc.(a)(b)	165,834	10,349,700
Invitae Corp.(a)(b)	1,783,764	14,216,599

		32,773,032

Life Sciences Tools & Services — 20.8%
10X Genomics Inc., Class A(a)(b)	672,199	51,134,178
AbCellera Biologics Inc.(a)(b)	1,492,767	14,554,478
Absci Corp.(a)(b)	467,737	3,943,023
Adaptive Biotechnologies Corp.(a)(b)	1,118,009	15,517,965
Akoya Biosciences Inc.(a)(b)	127,094	1,396,763
Alpha Teknova Inc.(a)(b)	54,603	754,067
Berkeley Lights Inc.(a)(b)	413,279	2,938,414
Bio-Techne Corp.	310,454	134,439,000
Bruker Corp.(b)	825,961	53,109,292
Charles River Laboratories International Inc.(a)	399,547	113,459,362
Codex DNA Inc.(a)(b)	68,334	366,954
Codexis Inc.(a)(b)	503,692	10,386,129
Compugen Ltd.(a)(b)	624,048	2,009,435
Cytek Biosciences Inc.(a)(b)	603,947	6,510,549
Fluidigm Corp.(a)(b)	577,520	2,073,297
Harvard Bioscience Inc.(a)(b)	287,075	1,782,736
Illumina Inc.(a)	1,024,828	358,074,903
IQVIA Holdings Inc.(a)	1,454,497	336,294,251
Maravai LifeSciences Holdings Inc., Class A(a)(b)	875,328	30,872,818
MaxCyte Inc.(a)(b)	621,378	4,343,432
Medpace Holdings Inc.(a)(b)	233,044	38,123,668
Mettler-Toledo International Inc.(a)	179,743	246,821,290
NanoString Technologies Inc.(a)(b)	330,213	11,474,902
Nautilus Biotechnology Inc.(a)(b)	448,725	1,947,466
Olink Holding AB, ADR(a)(b)	758,966	13,403,340
Pacific Biosciences of California Inc.(a)(b)	1,689,784	15,377,034
Personalis Inc.(a)(b)	292,215	2,393,241
Quanterix Corp.(a)	265,794	7,758,527
Repligen Corp.(a)	411,137	77,330,758
Seer Inc., Class A(a)	264,519	4,031,270
Singular Genomics Systems Inc.(a)(b)	245,478	1,548,966
Stevanato Group SpA(a)(b)	263,364	5,298,884
Syneos Health Inc.(a)	831,260	67,290,497
Waters Corp.(a)	481,743	149,528,210

		1,786,289,099

Pharmaceuticals — 2.1%
Aclaris Therapeutics Inc.(a)(b)	373,128	6,432,727
Ampio Pharmaceuticals Inc.(a)(b)	1,668,488	784,189
Arvinas Inc.(a)(b)	353,961	23,821,575
ATAI Life Sciences NV(a)(b)	949,884	4,834,910
Atea Pharmaceuticals Inc.(a)	580,325	4,189,946
Athira Pharma Inc.(a)(b)	278,981	3,766,243
Axsome Therapeutics Inc.(a)(b)	235,295	9,738,860
Cara Therapeutics Inc.(a)(b)	353,310	4,292,716
Clearside Biomedical Inc.(a)(b)	374,413	857,406
Cymabay Therapeutics Inc.(a)(b)	649,911	2,021,223
Edgewise Therapeutics Inc.(a)(b)	191,857	1,861,013
Fulcrum Therapeutics Inc.(a)	238,321	5,636,292
Ikena Oncology Inc.(a)(b)	184,979	1,128,372
Intra-Cellular Therapies Inc.(a)(b)	672,816	41,169,611

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Biotechnology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
KemPharm Inc.(a)(b)	242,987	$1,222,225
Landos Biopharma Inc.(a)(b)	269,343	397,281
Marinus Pharmaceuticals Inc.(a)(b)	256,061	2,394,170
Nektar Therapeutics(a)(b)	1,446,079	7,794,366
NGM Biopharmaceuticals Inc.(a)(b)	194,105	2,960,101
NRX Pharmaceuticals Inc.(a)(b)	205,872	504,386
Nuvation Bio Inc.(a)(b)	1,033,876	5,438,188
Phathom Pharmaceuticals Inc.(a)(b)	101,436	1,380,544
Pliant Therapeutics Inc.(a)	214,766	1,505,510
Provention Bio Inc.(a)(b)	432,049	3,162,599
Rain Therapeutics Inc.(a)	101,330	513,743
Rani Therapeutics Holdings Inc.(a)(b)	82,867	1,118,704
Reata Pharmaceuticals Inc., Class A(a)(b)	238,481	7,812,638
Redhill Biopharma Ltd., ADR (a)(b)	332,530	837,976
Relmada Therapeutics Inc.(a)(b)	192,511	5,195,872
Revance Therapeutics Inc.(a)(b)	536,309	10,458,025
Roivant Sciences Ltd.(a)(b)	2,647,908	13,080,666
Terns Pharmaceuticals Inc.(a)(b)	104,930	311,642
Theravance Biopharma Inc.(a)(b)	422,727	4,041,270
Tricida Inc.(a)(b)	189,965	1,561,512
Verrica Pharmaceuticals Inc.(a)(b)	122,626	994,497
WaVe Life Sciences Ltd.(a)(b)	401,748	803,496

		184,024,494

Total Common Stocks — 100.0% (Cost: $11,536,688,808)		8,604,791,733

Security	Shares	Value

Short-Term Investments

Money Market Funds — 9.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(d)(e)(f)	790,545,082	$790,386,973
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(d)(e)	15,470,000	15,470,000

		805,856,973

Total Short-Term Investments — 9.3% (Cost: $805,768,700)		805,856,973

Total Investments in Securities — 109.3% (Cost: $12,342,457,508)		9,410,648,706

Other Assets, Less Liabilities — (9.3)%		(803,770,750)

Net Assets — 100.0%		$8,606,877,956

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,133,003,134	$—	$(342,025,883	)(a)	$2,018	$(592,296)	$790,386,973	790,545,082	$3,405,195	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	24,820,000	—	(9,350,000	)(a)	—	—	15,470,000	15,470,000	2,492		—

					$2,018	$(592,296)	$805,856,973		$3,407,687		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Health Care Sector Index	5	06/17/22	$691	$6,335

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2022	iShares® Biotechnology ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Russell 2000 E-Mini Index	4	06/17/22	$413	$(190)

				$6,145

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$6,335

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$190

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$491,035

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$56,215

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,181,306

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Biotechnology ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$8,604,789,841	$—	$1,892	$8,604,791,733
Money Market Funds	805,856,973	—	—	805,856,973

	$9,410,646,814	$—	$1,892	$9,410,648,706

Derivative financial instruments(a)
Assets
Futures Contracts	$6,335	$—	$—	$6,335
Liabilities
Futures Contracts	(190)	—	—	(190)

	$6,145	$—	$—	$6,145

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments March 31, 2022	iShares® Expanded Tech Sector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communications Equipment — 2.9%
ADTRAN Inc.	16,340	$301,473
Arista Networks Inc.(a)	78,392	10,894,920
Calix Inc.(a)	19,161	822,199
Cambium Networks Corp.(a)	3,747	88,579
Ciena Corp.(a)	54,127	3,281,720
Cisco Systems Inc.	1,473,949	82,187,396
Clearfield Inc.(a)	3,845	250,771
CommScope Holding Co. Inc.(a)	70,394	554,705
Extreme Networks Inc.(a)	46,463	567,313
F5 Inc.(a)	21,227	4,435,382
Harmonic Inc.(a)	36,023	334,654
Infinera Corp.(a)	72,547	628,982
Juniper Networks Inc.	113,643	4,222,974
Lumentum Holdings Inc.(a)(b)	25,232	2,462,643
Motorola Solutions Inc.	59,026	14,296,097
NETGEAR Inc.(a)	8,949	220,861
NetScout Systems Inc.(a)	25,859	829,557
Plantronics Inc.(a)	14,552	573,349
Ribbon Communications Inc.(a)	42,437	131,130
Ubiquiti Inc.	2,112	614,930
Viasat Inc.(a)(b)	25,999	1,268,751
Viavi Solutions Inc.(a)	80,925	1,301,274

		130,269,660

Electronic Equipment, Instruments & Components — 2.8%
Advanced Energy Industries Inc.	13,164	1,133,157
Aeva Technologies Inc.(a)	30,567	132,355
Amphenol Corp., Class A	209,312	15,771,659
Arrow Electronics Inc.(a)	23,790	2,822,208
Avnet Inc.	34,676	1,407,499
Badger Meter Inc.	10,392	1,036,186
Belden Inc.	15,759	873,049
Benchmark Electronics Inc.	12,553	314,327
CDW Corp./DE	47,431	8,484,932
Celestica Inc.(a)(b)	37,368	445,053
Cognex Corp.	61,786	4,766,790
Coherent Inc.(a)	8,656	2,366,204
Corning Inc.	261,088	9,636,758
ePlus Inc.(a)	9,395	526,684
Fabrinet(a)	12,929	1,359,226
II-VI Inc.(a)(b)	37,161	2,693,801
Insight Enterprises Inc.(a)(b)	12,330	1,323,256
IPG Photonics Corp.(a)	12,482	1,370,024
Itron Inc.(a)	16,283	857,788
Jabil Inc.	50,143	3,095,327
Keysight Technologies Inc.(a)	63,970	10,105,341
Knowles Corp.(a)	31,852	685,774
Littelfuse Inc.	8,608	2,146,921
Methode Electronics Inc.	13,548	585,951
MicroVision Inc.(a)(b)	53,599	250,307
National Instruments Corp.	46,093	1,870,915
Novanta Inc.(a)(b)	12,442	1,770,372
OSI Systems Inc.(a)	5,722	487,057
PAR Technology Corp.(a)(b)	9,240	372,742
Plexus Corp.(a)	9,820	803,374
Rogers Corp.(a)	6,545	1,778,276
Sanmina Corp.(a)	22,165	895,909
TD SYNNEX Corp.	14,487	1,495,203
TE Connectivity Ltd.	113,783	14,903,297

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Teledyne Technologies Inc.(a)	16,306	$7,706,705
Trimble Inc.(a)	87,721	6,328,193
TTM Technologies Inc.(a)	37,083	549,570
Velodyne Lidar Inc.(a)	33,037	84,575
Vishay Intertechnology Inc.	46,920	919,632
Vontier Corp.(b)	59,142	1,501,615
Zebra Technologies Corp., Class A(a)	18,550	7,674,135

		123,332,147

Entertainment — 2.3%
Activision Blizzard Inc.	272,264	21,811,069
Electronic Arts Inc.	98,281	12,433,529
Netflix Inc.(a)	155,153	58,118,762
Playtika Holding Corp.(a)	36,701	709,430
Skillz Inc.(a)(b)	85,432	256,296
Take-Two Interactive Software Inc.(a)	40,336	6,201,257
Zynga Inc., Class A(a)	371,370	3,431,459

		102,961,802

Interactive Media & Services — 13.5%
Alphabet Inc., Class A(a)	68,737	191,181,655
Alphabet Inc., Class C, NVS(a)	63,483	177,307,384
Bumble Inc., Class A(a)	25,597	741,801
Cargurus Inc.(a)	30,559	1,297,535
Eventbrite Inc., Class A(a)	25,411	375,321
fuboTV Inc.(a)(b)	53,754	353,164
IAC/InterActiveCorp.(a)(b)	29,278	2,935,998
Match Group Inc.(a)	98,930	10,757,648
Meta Platforms Inc, Class A(a)	807,051	179,455,860
Pinterest Inc., Class A(a)	199,026	4,898,030
Snap Inc., Class A, NVS(a)	378,196	13,611,274
TripAdvisor Inc.(a)	34,614	938,732
Twitter Inc.(a)	279,444	10,811,688
Vimeo Inc.(a)	56,073	666,147
Yelp Inc.(a)	23,760	810,454
Ziff Davis Inc.(a)	16,852	1,630,937
ZoomInfo Technologies Inc.(a)	105,687	6,313,741

		604,087,369

Internet & Direct Marketing Retail — 9.4%
Amazon.com Inc.(a)	119,337	389,032,653
Chewy Inc., Class A(a)(b)	31,200	1,272,336
ContextLogic Inc., Class A(a)(b)	112,220	252,495
DoorDash Inc., Class A(a)	56,625	6,635,884
eBay Inc.	218,772	12,526,885
Etsy Inc.(a)	44,307	5,506,474
Overstock.com Inc.(a)(b)	15,416	678,381
Porch Group Inc.(a)	25,447	176,729
Qurate Retail Inc., Series A	125,463	597,204
RealReal Inc. (The)(a)	27,233	197,712
Revolve Group Inc.(a)(b)	13,805	741,190
Shutterstock Inc.	8,228	765,862
Stitch Fix Inc., Class A(a)	27,871	280,661
Wayfair Inc., Class A(a)(b)	27,252	3,018,977

		421,683,443

IT Services — 16.2%
Accenture PLC, Class A	220,867	74,482,978
Affirm Holdings Inc.(a)(b)	56,691	2,623,660
Akamai Technologies Inc.(a)(b)	56,783	6,779,322
Alliance Data Systems Corp.	17,547	985,264
Automatic Data Processing Inc.	146,796	33,401,962
BigCommerce Holdings Inc., Series 1(a)	22,013	482,305

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Expanded Tech Sector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Block Inc.(a)	175,119	$23,746,136
Broadridge Financial Solutions Inc.	40,810	6,354,525
CGI Inc.(a)(b)	75,808	6,051,753
Cloudflare Inc., Class A(a)(b)	97,046	11,616,406
Cognizant Technology Solutions Corp., Class A	183,563	16,460,094
Concentrix Corp.	14,994	2,497,401
Conduent Inc.(a)	59,812	308,630
CSG Systems International Inc.	11,277	716,879
Cyxtera Technologies Inc.(a)	11,121	135,899
DXC Technology Co.(a)	85,087	2,776,389
EPAM Systems Inc.(a)	19,822	5,879,403
Euronet Worldwide Inc.(a)	18,471	2,404,001
EVERTEC Inc.	20,910	855,846
ExlService Holdings Inc.(a)	11,637	1,667,233
Fastly Inc., Class A(a)	38,577	670,468
Fidelity National Information Services Inc.	212,807	21,370,079
Fiserv Inc.(a)	207,660	21,056,724
FleetCor Technologies Inc.(a)	28,378	7,067,825
Gartner Inc.(a)	28,739	8,548,703
Genpact Ltd.	59,592	2,592,848
Global Payments Inc.	99,521	13,618,454
GoDaddy Inc., Class A(a)	58,325	4,881,803
Grid Dynamics Holdings Inc.(a)	15,299	215,410
International Business Machines Corp.	313,410	40,749,568
Jack Henry & Associates Inc.	25,451	5,015,120
Kyndryl Holdings Inc.(a)	63,917	838,591
LiveRamp Holdings Inc.(a)	23,796	889,732
Marqeta Inc., Class A(a)	82,047	905,799
Mastercard Inc., Class A	301,625	107,794,743
Maximus Inc.	21,641	1,621,993
MongoDB Inc.(a)	23,328	10,348,068
Okta Inc.(a)	51,907	7,835,881
Paychex Inc.	112,208	15,313,026
Payoneer Global Inc.(a)	64,764	288,847
PayPal Holdings Inc.(a)	407,156	47,087,591
Perficient Inc.(a)	11,646	1,282,108
Rackspace Technology Inc.(a)	21,033	234,728
Repay Holdings Corp.(a)(b)	25,399	375,143
Sabre Corp.(a)	113,210	1,293,990
Shift4 Payments Inc., Class A(a)(b)	18,000	1,114,740
Shopify Inc., Class A(a)(b)	39,836	26,927,543
Snowflake Inc., Class A(a)	82,418	18,884,436
SolarWinds Corp.	15,311	203,789
Squarespace Inc., Class A(a)	9,420	241,340
Switch Inc., Class A	46,195	1,423,730
TELUS International CDA Inc.(a)(b)	23,362	577,275
TTEC Holdings Inc.	6,235	514,512
Twilio Inc., Class A(a)	58,869	9,702,200
Unisys Corp.(a)	22,722	491,022
VeriSign Inc.(a)	33,772	7,512,919
Verra Mobility Corp.(a)	45,095	734,147
Visa Inc., Class A	579,605	128,539,001
Western Union Co. (The)	137,631	2,579,205
WEX Inc.(a)	15,663	2,795,062

		724,364,249

Life Sciences Tools & Services — 0.0%
Azenta Inc.	26,178	2,169,633

Semiconductors & Semiconductor Equipment — 19.7%
ACM Research Inc., Class A(a)	12,387	256,287

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Advanced Micro Devices Inc.(a)	571,323	$62,468,457
Allegro MicroSystems Inc.(a)	20,094	570,670
Ambarella Inc.(a)	12,931	1,356,721
Amkor Technology Inc.	35,035	760,960
Analog Devices Inc.	183,608	30,328,369
Applied Materials Inc.	310,354	40,904,657
Axcelis Technologies Inc.(a)	11,741	886,798
Broadcom Inc.	144,289	90,855,898
Cirrus Logic Inc.(a)	20,020	1,697,496
CMC Materials Inc.	9,986	1,851,404
Cohu Inc.(a)	17,802	526,939
Diodes Inc.(a)	15,733	1,368,614
Enphase Energy Inc.(a)	46,810	9,445,322
Entegris Inc.	47,360	6,216,474
First Solar Inc.(a)	34,560	2,894,054
FormFactor Inc.(a)	27,513	1,156,371
Ichor Holdings Ltd.(a)	9,516	338,960
Impinj Inc.(a)	6,975	443,192
Intel Corp.	1,423,055	70,526,606
KLA Corp.	52,672	19,281,112
Kulicke & Soffa Industries Inc.	21,772	1,219,667
Lam Research Corp.	48,753	26,210,100
Lattice Semiconductor Corp.(a)	47,856	2,916,823
MACOM Technology Solutions Holdings Inc., Class H(a)	17,046	1,020,544
Marvell Technology Inc.	294,855	21,144,052
MaxLinear Inc.(a)	24,734	1,443,229
Microchip Technology Inc.	194,302	14,599,852
Micron Technology Inc.	391,333	30,480,927
MKS Instruments Inc.	19,381	2,907,150
Monolithic Power Systems Inc.	15,143	7,354,652
NVIDIA Corp.	873,687	238,394,235
NXP Semiconductors NV	92,936	17,200,595
ON Semiconductor Corp.(a)	150,568	9,427,063
Onto Innovation Inc.(a)(b)	17,223	1,496,506
Power Integrations Inc.	20,955	1,942,109
Qorvo Inc.(a)	37,897	4,703,018
QUALCOMM Inc.	393,849	60,188,004
Rambus Inc.(a)	38,238	1,219,410
Semtech Corp.(a)	22,518	1,561,398
Silicon Laboratories Inc.(a)(b)	13,457	2,021,241
SiTime Corp.(a)	5,239	1,298,329
Skyworks Solutions Inc.	57,317	7,639,210
SolarEdge Technologies Inc.(a)	18,353	5,916,457
SunPower Corp.(a)	29,432	632,199
Synaptics Inc.(a)	13,813	2,755,694
Teradyne Inc.	56,967	6,735,208
Texas Instruments Inc.	322,756	59,219,271
Ultra Clean Holdings Inc.(a)	15,836	671,288
Universal Display Corp.	15,153	2,529,793
Wolfspeed Inc.(a)	43,175	4,915,906

		883,899,291

Software — 23.4%
8x8 Inc.(a)	41,344	520,521
ACI Worldwide Inc.(a)	41,228	1,298,270
Adobe Inc.(a)	164,854	75,110,780
Alarm.com Holdings Inc.(a)	16,341	1,086,023
Altair Engineering Inc., Class A(a)	17,751	1,143,164
Alteryx Inc., Class A(a)	20,859	1,492,044
Anaplan Inc.(a)	51,601	3,356,645
ANSYS Inc.(a)	30,493	9,686,101

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2022	iShares® Expanded Tech Sector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Appfolio Inc., Class A(a)	6,784	$768,017
Appian Corp.(a)	14,170	861,819
Asana Inc., Class A(a)	29,017	1,159,810
Aspen Technology Inc.(a)	23,297	3,852,625
Autodesk Inc.(a)	76,875	16,478,156
Avalara Inc.(a)	30,374	3,022,517
Avaya Holdings Corp.(a)	28,444	360,385
Bentley Systems Inc., Class B(b)	64,341	2,842,585
Bill.com Holdings Inc.(a)(b)	32,216	7,306,267
Black Knight Inc.(a)	54,277	3,147,523
Blackbaud Inc.(a)	15,622	935,289
BlackBerry Ltd.(a)	180,768	1,348,529
Blackline Inc.(a)(b)	18,655	1,365,919
Bottomline Technologies DE Inc.(a)	13,316	754,751
Box Inc., Class A(a)	51,910	1,508,505
BTRS Holdings Inc.(a)	28,356	212,103
C3.ai Inc., Class A(a)	25,790	585,433
Cadence Design Systems Inc.(a)	96,853	15,928,444
CDK Global Inc.	40,815	1,986,874
Cerence Inc.(a)	13,970	504,317
Ceridian HCM Holding Inc.(a)	47,805	3,267,950
Citrix Systems Inc.	43,587	4,397,928
CommVault Systems Inc.(a)	15,947	1,058,083
Confluent Inc., Class A(a)	21,825	894,825
Consensus Cloud Solutions Inc.(a)	5,398	324,582
Coupa Software Inc.(a)	26,098	2,652,340
Crowdstrike Holdings Inc., Class A(a)	72,760	16,522,341
CS Disco Inc.(a)(b)	4,219	143,319
Datadog Inc., Class A(a)	89,883	13,614,578
Descartes Systems Group Inc. (The)(a)(b)	29,581	2,167,104
Digital Turbine Inc.(a)	30,834	1,350,838
Docebo Inc.(a)(b)	4,474	231,843
DocuSign Inc.(a)	69,150	7,407,348
Dolby Laboratories Inc., Class A	22,970	1,796,713
Domo Inc., Class B(a)	10,587	535,385
Dropbox Inc., Class A(a)	98,641	2,293,403
Duck Creek Technologies Inc.(a)	27,537	609,118
Dynatrace Inc.(a)	68,905	3,245,426
E2open Parent Holdings Inc.(a)	63,270	557,409
Elastic NV(a)	25,463	2,264,934
Envestnet Inc.(a)	13,228	984,692
Everbridge Inc.(a)	13,917	607,338
Fair Isaac Corp.(a)	9,188	4,285,835
Five9 Inc.(a)	23,782	2,625,533
Fortinet Inc.(a)	47,425	16,207,020
Guidewire Software Inc.(a)	29,115	2,754,861
HubSpot Inc.(a)	15,687	7,450,384
InterDigital Inc.	10,873	693,697
Intuit Inc.	98,959	47,583,446
Jamf Holding Corp.(a)(b)	19,591	681,963
Lightspeed Commerce Inc.(a)(b)	46,673	1,422,126
LivePerson Inc.(a)	23,790	580,952
Mandiant Inc.(a)	83,869	1,871,117
Manhattan Associates Inc.(a)	22,074	3,061,885
Marathon Digital Holdings Inc.(a)	35,862	1,002,343
Matterport Inc, Class A(a)(b)	67,571	548,677
Microsoft Corp.	1,227,061	378,315,177
MicroStrategy Inc., Class A(a)(b)	3,256	1,583,458
Mimecast Ltd.(a)	21,757	1,730,987
Momentive Global Inc.(a)	46,157	750,513

Security	Shares	Value

Software (continued)
N-able Inc.(a)(b)	22,932	$208,681
nCino Inc.(a)(b)	20,034	820,993
NCR Corp.(a)	46,130	1,853,965
New Relic Inc.(a)	20,812	1,391,907
NortonLifeLock Inc.	203,347	5,392,762
Nutanix Inc., Class A(a)	75,033	2,012,385
Open Text Corp.	94,713	4,015,831
Oracle Corp.	550,675	45,557,343
PagerDuty Inc.(a)(b)	26,741	914,275
Palantir Technologies Inc., Class A(a)(b)	559,696	7,684,626
Palo Alto Networks Inc.(a)	34,479	21,463,522
Paycom Software Inc.(a)	16,828	5,828,883
Paylocity Holding Corp.(a)	13,866	2,853,207
Pegasystems Inc.	14,272	1,151,037
Ping Identity Holding Corp.(a)	21,928	601,485
Progress Software Corp.	15,438	726,975
PROS Holdings Inc.(a)	14,709	489,957
PTC Inc.(a)	36,784	3,962,373
Q2 Holdings Inc.(a)	19,857	1,224,184
Qualtrics International Inc., Class A(a)	33,459	955,254
Qualys Inc.(a)	11,669	1,661,782
Rapid7 Inc.(a)	19,977	2,222,241
RingCentral Inc., Class A(a)	28,696	3,363,458
Riot Blockchain Inc.(a)	35,018	741,331
SailPoint Technologies Holdings Inc.(a)(b)	32,593	1,668,110
salesforce.com Inc.(a)	344,224	73,085,640
SentinelOne Inc., Class A(a)	46,876	1,815,976
ServiceNow Inc.(a)	69,895	38,923,827
Smartsheet Inc., Class A(a)	44,296	2,426,535
Splunk Inc.(a)	55,495	8,247,112
Sprout Social Inc., Class A(a)	15,926	1,275,991
SPS Commerce Inc.(a)	12,567	1,648,790
SS&C Technologies Holdings Inc.	77,310	5,799,796
Sumo Logic Inc.(a)	33,862	395,170
Synopsys Inc.(a)	53,621	17,870,271
Telos Corp.(a)	17,808	177,546
Tenable Holdings Inc.(a)	32,355	1,869,795
Teradata Corp.(a)	37,918	1,868,978
Trade Desk Inc. (The), Class A(a)	152,399	10,553,631
Tyler Technologies Inc.(a)	14,320	6,370,825
UiPath Inc., Class A(a)	92,833	2,004,264
Unity Software Inc.(a)	57,256	5,680,368
Varonis Systems Inc.(a)(b)	37,574	1,786,268
Verint Systems Inc.(a)	23,177	1,198,251
VMware Inc., Class A	70,514	8,029,429
Vonage Holdings Corp.(a)	88,235	1,790,288
Workday Inc., Class A(a)	67,445	16,150,380
Workiva Inc.(a)	15,779	1,861,922
Xperi Holding Corp.	37,832	655,250
Yext Inc.(a)	38,378	264,424
Zendesk Inc.(a)	42,494	5,111,603
Zoom Video Communications Inc., Class A(a)	76,189	8,931,636
Zscaler Inc.(a)(b)	27,904	6,732,677
Zuora Inc., Class A(a)(b)	41,329	619,108

		1,050,613,205

Technology Hardware, Storage & Peripherals — 9.8%
3D Systems Corp.(a)	44,721	745,946
Apple Inc.	2,211,281	386,111,775
Avid Technology Inc.(a)	11,945	416,522
Corsair Gaming Inc.(a)(b)	11,091	234,686

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Expanded Tech Sector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Dell Technologies Inc., Class C(a)	101,343	$5,086,405
Hewlett Packard Enterprise Co.	452,049	7,553,739
HP Inc.	378,485	13,739,005
NetApp Inc.	77,682	6,447,606
Pure Storage Inc., Class A(a)	95,242	3,362,995
Seagate Technology Holdings PLC	70,385	6,327,612
Super Micro Computer Inc.(a)	15,495	589,895
Western Digital Corp.(a)	109,353	5,429,376
Xerox Holdings Corp.	42,916	865,616

		436,911,178

Total Common Stocks — 100.0% (Cost: $3,159,644,495)		4,480,291,977

Short-Term Investments

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	66,317,831	66,304,568

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	1,479,000	$1,479,000

		67,783,568

Total Short-Term Investments — 1.5% (Cost: $67,760,591)		67,783,568

Total Investments in Securities — 101.5% (Cost: $3,227,405,086)		4,548,075,545

Other Assets, Less Liabilities — (1.5)%		(67,096,447)

Net Assets — 100.0%		$4,480,979,098

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$43,347,251	$23,041,966	(a)	$—		$(71,288)	$(13,361)	$66,304,568	66,317,831	$166,170	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,339,000	—		(860,000	)(a)	—	—	1,479,000	1,479,000	943		—

						$(71,288)	$(13,361)	$67,783,568		$167,113		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini S&P Communication Services Select Sector Index	2	06/17/22	$180	$9,069
E-Mini Technology Select Sector Index	3	06/17/22	481	38,783

				$47,852

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2022	iShares® Expanded Tech Sector ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$47,852

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(397,686)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$49,681

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,525,216

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$4,480,291,977	$—	$—	$4,480,291,977
Money Market Funds	67,783,568	—	—	67,783,568

	$4,548,075,545	$—	$—	$4,548,075,545

Derivative financial instruments(a)
Assets
Futures Contracts	$47,852	$—	$—	$47,852

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Expanded Tech-Software Sector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Application Software — 60.4%
8x8 Inc.(a)	288,110	$3,627,305
ACI Worldwide Inc.(a)	286,013	9,006,549
Adobe Inc.(a)	974,759	444,119,696
Alarm.com Holdings Inc.(a)	112,102	7,450,299
Altair Engineering Inc., Class A(a)(b)	123,606	7,960,226
Alteryx Inc., Class A(a)(b)	145,236	10,388,731
Anaplan Inc.(a)	358,461	23,317,888
ANSYS Inc.(a)(b)	211,889	67,306,541
Appfolio Inc., Class A(a)(b)	46,813	5,299,700
Asana Inc., Class A(a)(b)	201,890	8,069,543
Aspen Technology Inc.(a)(b)	162,030	26,794,901
Autodesk Inc.(a)	534,171	114,499,554
Avalara Inc.(a)(b)	211,270	21,023,478
Avaya Holdings Corp.(a)(b)	206,306	2,613,897
Bentley Systems Inc., Class B	447,517	19,771,301
Bill.com Holdings Inc.(a)(b)	223,784	50,751,973
Black Knight Inc.(a)	377,440	21,887,746
Blackbaud Inc.(a)(b)	108,516	6,496,853
Blackline Inc.(a)(b)	129,862	9,508,496
Bottomline Technologies DE Inc.(a)(b)	94,221	5,340,446
Box Inc., Class A(a)(b)	361,093	10,493,363
BTRS Holdings Inc.(a)(b)	186,544	1,395,349
C3.ai Inc., Class A(a)(b)	174,619	3,963,851
Cadence Design Systems Inc.(a)	673,009	110,683,060
CDK Global Inc.	283,758	13,813,339
Cerence Inc.(a)	95,958	3,464,084
Ceridian HCM Holding Inc.(a)(b)	332,147	22,705,569
Citrix Systems Inc.	303,032	30,575,929
Confluent Inc., Class A(a)(b)	149,122	6,114,002
Consensus Cloud Solutions Inc.(a)(b)	38,680	2,325,828
Coupa Software Inc.(a)	181,299	18,425,417
CS Disco Inc.(a)(b)	32,436	1,101,851
Datadog Inc., Class A(a)(b)	624,570	94,603,618
Descartes Systems Group Inc. (The)(a)(b)	205,557	15,059,106
Digital Turbine Inc.(a)	214,666	9,404,518
Docebo Inc.(a)(b)	32,742	1,696,690
DocuSign Inc.(a)	480,418	51,462,376
Domo Inc., Class B(a)	71,797	3,630,774
Dropbox Inc., Class A(a)(b)	686,176	15,953,592
Duck Creek Technologies Inc.(a)	183,726	4,064,019
Dynatrace Inc.(a)	479,125	22,566,788
E2open Parent Holdings Inc.(a)(b)	431,849	3,804,590
Elastic NV(a)(b)	177,297	15,770,568
Envestnet Inc.(a)	109,005	8,114,332
Everbridge Inc.(a)	96,667	4,218,548
Fair Isaac Corp.(a)(b)	63,920	29,816,123
Five9 Inc.(a)(b)	165,422	18,262,589
Guidewire Software Inc.(a)(b)	202,493	19,159,888
HubSpot Inc.(a)(b)	109,007	51,771,785
InterDigital Inc.	74,759	4,769,624
Intuit Inc.	687,645	330,647,222
Jamf Holding Corp.(a)(b)	132,975	4,628,860
Lightspeed Commerce Inc.(a)(b)	324,305	9,881,573
LivePerson Inc.(a)	165,167	4,033,378
Manhattan Associates Inc.(a)	153,499	21,291,846
Marathon Digital Holdings Inc.(a)(b)	248,873	6,956,000
Matterport Inc, Class A(a)(b)	449,961	3,653,683
MicroStrategy Inc., Class A(a)(b)	22,589	10,985,483

Security	Shares	Value

Application Software (continued)
Mimecast Ltd.(a)	151,365	$12,042,599
Momentive Global Inc.(a)	317,733	5,166,339
nCino Inc.(a)(b)	138,531	5,677,000
NCR Corp.(a)	320,569	12,883,668
New Relic Inc.(a)(b)	145,133	9,706,495
Nutanix Inc., Class A(a)	522,777	14,020,879
Open Text Corp.	658,271	27,910,690
PagerDuty Inc.(a)(b)	185,808	6,352,776
Palantir Technologies Inc., Class A(a)(b)	3,889,164	53,398,222
Paycom Software Inc.(a)	116,921	40,499,096
Paylocity Holding Corp.(a)	96,438	19,844,047
Pegasystems Inc.	99,183	7,999,109
PROS Holdings Inc.(a)	97,865	3,259,883
PTC Inc.(a)	255,794	27,554,130
Q2 Holdings Inc.(a)	138,247	8,522,928
Qualtrics International Inc., Class A(a)	232,817	6,646,925
RingCentral Inc., Class A(a)	199,563	23,390,779
Riot Blockchain Inc.(a)(b)	241,753	5,117,911
salesforce.com Inc.(a)	2,138,150	453,972,008
Smartsheet Inc., Class A(a)	308,101	16,877,773
Splunk Inc.(a)	385,864	57,343,249
Sprout Social Inc., Class A(a)(b)	110,908	8,885,949
SPS Commerce Inc.(a)	87,467	11,475,670
SS&C Technologies Holdings Inc.	537,203	40,300,969
Sumo Logic Inc.(a)	220,295	2,570,843
Synopsys Inc.(a)	372,516	124,148,407
Trade Desk Inc. (The), Class A(a)(b)	1,058,961	73,333,049
Tyler Technologies Inc.(a)	99,505	44,268,780
Unity Software Inc.(a)	397,542	39,440,142
Verint Systems Inc.(a)	159,865	8,265,021
Vonage Holdings Corp.(a)	613,920	12,456,437
Workday Inc., Class A(a)	468,492	112,185,094
Workiva Inc.(a)(b)	109,646	12,938,228
Yext Inc.(a)(b)	285,035	1,963,891
Zendesk Inc.(a)(b)	295,223	35,512,375
Zoom Video Communications Inc., Class A(a)	529,304	62,050,308

		3,264,486,007

Interactive Home Entertainment — 5.6%
Activision Blizzard Inc.	1,891,849	151,556,023
Electronic Arts Inc.	683,066	86,414,680
Take-Two Interactive Software Inc.(a)(b)	280,273	43,089,171
Zynga Inc., Class A(a)	2,579,705	23,836,474

		304,896,348

Interactive Media & Services — 1.8%
Snap Inc., Class A, NVS(a)	2,627,001	94,545,766

Systems Software — 32.2%
Appian Corp.(a)(b)	96,705	5,881,598
BlackBerry Ltd.(a)(b)	1,255,823	9,368,440
CommVault Systems Inc.(a)	108,586	7,204,681
Crowdstrike Holdings Inc., Class A(a)	505,379	114,761,463
Dolby Laboratories Inc., Class A	159,808	12,500,182
Fortinet Inc.(a)	329,537	112,615,974
Mandiant Inc.(a)	583,517	13,018,264
Microsoft Corp.	1,498,826	462,103,044
N-able Inc.(a)(b)	165,311	1,504,330
NortonLifeLock Inc.	1,412,982	37,472,283
Oracle Corp.	3,829,669	316,828,516
Palo Alto Networks Inc.(a)(b)	239,538	149,114,800
Ping Identity Holding Corp.(a)(b)	146,979	4,031,634

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2022	iShares® Expanded Tech-Software Sector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Systems Software (continued)
Progress Software Corp.	107,288	$5,052,192
Qualys Inc.(a)(b)	81,084	11,547,172
Rapid7 Inc.(a)(b)	139,104	15,473,929
SailPoint Technologies Holdings Inc.(a)(b)	226,861	11,610,746
SentinelOne Inc., Class A(a)	318,271	12,329,819
ServiceNow Inc.(a)	485,576	270,412,419
Telos Corp.(a)(b)	128,273	1,278,882
Tenable Holdings Inc.(a)(b)	224,816	12,992,117
Teradata Corp.(a)	263,490	12,987,422
UiPath Inc., Class A(a)(b)	645,075	13,927,169
Varonis Systems Inc.(a)(b)	261,066	12,411,078
VMware Inc., Class A	489,962	55,791,973
Xperi Holding Corp.	253,836	4,396,439
Zscaler Inc.(a)(b)	193,828	46,766,820
Zuora Inc., Class A(a)(b)	286,055	4,285,104

		1,737,668,490

Total Common Stocks — 100.0% (Cost: $6,906,620,583)		5,401,596,611

Short-Term Investments

Money Market Funds — 4.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	224,884,139	224,839,162

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	3,730,000	$3,730,000

		228,569,162

Total Short -Term Investments — 4.2% (Cost: $228,529,237)		228,569,162

Total Investments in Securities — 104.2% (Cost: $7,135,149,820)		5,630,165,773

Other Assets, Less Liabilities — (4.2)%		(226,775,289)

Net Assets — 100.0%		$5,403,390,484

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$224,544,053	$507,647	(a)	$—		$(105,340)	$(107,198)	$224,839,162	224,884,139	$738,504	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,920,000	—		(1,190,000	)(a)	—	—	3,730,000	3,730,000	1,407		—

						$(105,340)	$(107,198)	$228,569,162		$739,911		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Technology Select Sector Index	9	06/17/22	$1,442	$116,349
Russell 2000 E-Mini Index	3	06/17/22	310	8,901

				$125,250

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Expanded Tech-Software Sector ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$125,250

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,199,308

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$139,170

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,745,837

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$5,401,596,611	$—	$—	$5,401,596,611
Money Market Funds	228,569,162	—	—	228,569,162

	$5,630,165,773	$—	$—	$5,630,165,773

Derivative financial instruments(a)
Assets
Futures Contracts	$125,250	$—	$—	$125,250

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments March 31, 2022	iShares® North American Natural Resources ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Construction Materials — 2.4%
Eagle Materials Inc.	15,513	$1,991,249
Martin Marietta Materials Inc.	24,531	9,441,737
Summit Materials Inc., Class A(a)	46,504	1,444,414
Vulcan Materials Co.	52,179	9,585,282

		22,462,682

Containers & Packaging — 7.0%
Amcor PLC	595,354	6,745,361
AptarGroup Inc.	25,849	3,037,258
Avery Dennison Corp.	32,575	5,667,073
Ball Corp.	127,352	11,461,680
Berry Global Group Inc.(a)	53,140	3,079,994
Crown Holdings Inc.	49,610	6,205,715
Graphic Packaging Holding Co.	110,966	2,223,759
Greif Inc., Class A, NVS	10,473	681,373
International Paper Co.	152,300	7,028,645
O-I Glass Inc.(a)	61,420	809,516
Packaging Corp. of America	37,368	5,833,518
Pactiv Evergreen Inc.	16,330	164,280
Ranpak Holdings Corp.(a)	15,796	322,712
Sealed Air Corp.	58,326	3,905,509
Silgan Holdings Inc.	32,914	1,521,614
Sonoco Products Co.	38,620	2,416,067
Westrock Co.	103,578	4,871,273

		65,975,347

Energy Equipment & Services — 6.1%
Baker Hughes Co.	356,099	12,965,565
ChampionX Corp.(a)	79,359	1,942,708
Halliburton Co.	353,306	13,379,698
Helmerich & Payne Inc.	41,421	1,771,990
Liberty Oilfield Services Inc., Class A(a)	41,511	615,193
NOV Inc.	154,224	3,024,333
Schlumberger NV	551,796	22,794,693
TechnipFMC PLC(a)	167,195	1,295,761

		57,789,941

Metals & Mining — 15.2%
Agnico Eagle Mines Ltd.	178,810	10,950,324
Alamos Gold Inc., Class A	153,518	1,292,622
Alcoa Corp.	72,407	6,518,802
Arconic Corp.(a)	42,016	1,076,450
B2Gold Corp.	414,854	1,904,180
Barrick Gold Corp.	699,615	17,161,556
Coeur Mining Inc.(a)	101,407	451,261
Compass Minerals International Inc.	13,444	844,149
Equinox Gold Corp.(a)(b)	109,689	907,128
First Majestic Silver Corp.(b)	89,296	1,175,135
Franco-Nevada Corp.	75,229	12,000,530
Freeport-McMoRan Inc.	577,224	28,711,122
Hecla Mining Co.	210,986	1,386,178
Kinross Gold Corp.(b)	514,320	3,024,202
Lithium Americas Corp.(a)(b)	41,490	1,596,950
MP Materials Corp.(a)	29,467	1,689,638
Newmont Corp.	313,542	24,910,912
NovaGold Resources Inc.(a)	95,902	741,322
Pan American Silver Corp.	82,656	2,256,509
Royal Gold Inc.	25,776	3,641,633
SSR Mining Inc.(b)	83,174	1,809,035
Teck Resources Ltd., Class B	184,259	7,442,221
Turquoise Hill Resources Ltd.(a)(b)	38,905	1,168,706

Security	Shares	Value

Metals & Mining (continued)
Wheaton Precious Metals Corp.(b)	177,280	$8,434,982
Yamana Gold Inc.	376,974	2,103,515

		143,199,062

Oil, Gas & Consumable Fuels — 68.5%
Antero Midstream Corp.	128,089	1,392,327
Antero Resources Corp.(a)	112,205	3,425,619
APA Corp.	142,912	5,906,553
California Resources Corp.	31,531	1,410,382
Cameco Corp.(b)	156,767	4,561,920
Canadian Natural Resources Ltd.	458,988	28,448,076
Cenovus Energy Inc.	495,728	8,268,743
Cheniere Energy Inc.	92,730	12,857,014
Chesapeake Energy Corp.	40,937	3,561,519
Chevron Corp.	542,117	88,272,911
Civitas Resources Inc.	28,276	1,688,360
CNX Resources Corp.(a)(b)	79,467	1,646,556
ConocoPhillips	417,892	41,789,200
Continental Resources Inc./OK	22,930	1,406,297
Coterra Energy Inc.	319,892	8,627,487
Crescent Point Energy Corp.	215,078	1,559,315
CVR Energy Inc.	11,624	296,877
Denbury Inc.(a)	19,654	1,544,215
Devon Energy Corp.	247,558	14,638,105
Diamondback Energy Inc.	66,965	9,179,562
DTE Midstream LLC(a)	37,997	2,061,717
Enbridge Inc.	796,671	36,718,566
Enerplus Corp.	96,547	1,226,147
EOG Resources Inc.	230,050	27,428,861
EQT Corp.	118,421	4,074,867
Equitrans Midstream Corp.	160,421	1,353,953
Exxon Mobil Corp.	1,084,874	89,599,744
Hess Corp.	108,383	11,601,316
HF Sinclair Corp.	58,773	2,342,104
Kinder Morgan Inc.	766,736	14,498,978
Magnolia Oil & Gas Corp., Class A	57,725	1,365,196
Marathon Oil Corp.	306,145	7,687,301
Marathon Petroleum Corp.	227,656	19,464,588
Matador Resources Co.	43,320	2,295,094
Murphy Oil Corp.	57,023	2,303,159
New Fortress Energy Inc.	16,326	695,651
Occidental Petroleum Corp.	348,871	19,794,941
ONEOK Inc.	175,339	12,384,194
Ovintiv Inc.	102,716	5,553,854
PDC Energy Inc.	38,247	2,779,792
Pembina Pipeline Corp.	216,283	8,132,241
Phillips 66	183,953	15,891,700
Pioneer Natural Resources Co.	89,269	22,319,928
Range Resources Corp.(a)	98,113	2,980,673
Renewable Energy Group Inc.(a)	19,787	1,200,082
SM Energy Co.	47,693	1,857,642
Southwestern Energy Co.(a)	438,766	3,145,952
Suncor Energy Inc.	566,931	18,476,281
Targa Resources Corp.	90,056	6,796,526
TC Energy Corp.	385,648	21,758,260
Texas Pacific Land Corp.	2,432	3,288,332
Valero Energy Corp.	160,708	16,318,290
Whiting Petroleum Corp.	15,440	1,258,514
Williams Companies Inc. (The)	477,736	15,961,160

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® North American Natural Resources ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
World Fuel Services Corp.	24,923	$673,918

		645,770,560

Paper & Forest Products — 0.6%
Louisiana-Pacific Corp.	34,557	2,146,681
West Fraser Timber Co. Ltd.	37,856	3,120,470

		5,267,151

Total Common Stocks — 99.8% (Cost: $833,145,632)		940,464,743

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	7,686,746	7,685,209
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	1,640,000	1,640,000

		9,325,209

Total Short-Term Investments — 1.0% (Cost: $9,323,985)		9,325,209

Total Investments in Securities — 100.8% (Cost: $842,469,617)		949,789,952

Other Assets, Less Liabilities — (0.8)%		(7,648,234)

Net Assets — 100.0%		$942,141,718

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,673,173	$4,027,438	(a)	$—	$(15,219)	$(183)	$7,685,209	7,686,746	$23,307	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	648,000	992,000	(a)	—	—	—	1,640,000	1,640,000	393		—

					$(15,219)	$(183)	$9,325,209		$23,700		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Energy Select Sector Index	15	06/17/22	$1,196	$19,998

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2022	iShares® North American Natural Resources ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

E-mini Materials Select Sector Index	3	06/17/22	$279	$(2,827)

				$17,171

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$19,998

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$2,827

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$548,844

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$57,336

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$955,730

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® North American Natural Resources ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$940,464,743	$—	$—	$940,464,743
Money Market Funds	9,325,209	—	—	9,325,209

	$949,789,952	$—	$—	$949,789,952

Derivative financial instruments(a)
Assets
Futures Contracts	$19,998	$—	$—	$19,998

Liabilities
Futures Contracts	(2,827)	—	—	(2,827)

	$17,171	$—	$—	$17,171

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments March 31, 2022	iShares® North American Tech-Multimedia Networking ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communications Equipment — 99.9%
ADTRAN Inc.	201,819	$3,723,561
Arista Networks Inc.(a)	107,317	14,914,917
Calix Inc.(a)	146,689	6,294,425
Cambium Networks Corp.(a)(b)	46,052	1,088,669
Ciena Corp.(a)(b)	119,719	7,258,563
Cisco Systems Inc.	237,174	13,224,822
Clearfield Inc.(a)	46,925	3,060,449
CommScope Holding Co. Inc.(a)	840,588	6,623,833
Extreme Networks Inc.(a)	531,126	6,485,048
F5 Inc.(a)	66,012	13,793,207
Harmonic Inc.(a)(b)	423,212	3,931,639
Infinera Corp.(a)(b)	838,766	7,272,101
Juniper Networks Inc.	390,249	14,501,653
Lumentum Holdings Inc.(a)(b)	73,499	7,173,502
Motorola Solutions Inc.	58,368	14,136,730
NETGEAR Inc.(a)(b)	120,293	2,968,831
NetScout Systems Inc.(a)	222,819	7,148,034
Plantronics Inc.(a)	175,844	6,928,254
Ribbon Communications Inc.(a)	494,846	1,529,074
Ubiquiti Inc.(b)	25,293	7,364,310
Viasat Inc.(a)(b)	134,041	6,541,201
Viavi Solutions Inc.(a)(b)	429,881	6,912,487

		162,875,310

Total Common Stocks — 99.9% (Cost: $161,143,727)		162,875,310

Security	Shares	Value

Short-Term Investments

Money Market Funds — 2.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	4,451,918	$4,451,027
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	110,000	110,000

		4,561,027

Total Short -Term Investments — 2.8% (Cost: $4,560,371)		4,561,027

Total Investments in Securities — 102.7% (Cost: $165,704,098)		167,436,337

Other Assets, Less Liabilities — (2.7)%		(4,463,955)

Net Assets — 100.0%		$162,972,382

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$12,333,755	$—		$(7,878,389	)(a)	$(3,589)	$(750)	$4,451,027	4,451,918	$12,516	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	10,000	(a)	—		—	—	110,000	110,000	33		—

						$(3,589)	$(750)	$4,561,027		$12,549		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® North American Tech-Multimedia Networking ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	1	06/17/22	$103	$2,967

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$2,967

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(15,819)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$2,967

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$65,100

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$162,875,310	$—	$—	$162,875,310
Money Market Funds	4,561,027	—	—	4,561,027

	$167,436,337	$—	$—	$167,436,337

Derivative financial instruments(a)
Assets
Futures Contracts	$2,967	$—	$—	$2,967

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments March 31, 2022	iShares® Semiconductor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Semiconductor Equipment — 20.5%
Applied Materials Inc.	2,654,533	$349,867,450
ASML Holding NV(a)	493,456	329,594,066
Entegris Inc.(b)	1,305,843	171,404,952
KLA Corp.	1,022,205	374,188,362
Lam Research Corp.	634,612	341,173,758
MKS Instruments Inc.	535,255	80,288,250
Teradyne Inc.	1,569,497	185,561,630

		1,832,078,468

Semiconductors — 79.3%
Advanced Micro Devices Inc.(c)	5,776,527	631,605,462
Analog Devices Inc.	2,222,461	367,106,108
ASE Technology Holding Co. Ltd., ADR	6,610,643	46,869,459
Broadcom Inc.	1,212,851	763,708,018
Intel Corp.	11,155,041	552,843,832
Lattice Semiconductor Corp.(c)	1,320,996	80,514,706
Marvell Technology Inc.	5,213,498	373,859,942
Microchip Technology Inc.	5,065,238	380,601,983
Micron Technology Inc.	4,008,984	312,259,764
Monolithic Power Systems Inc.	420,573	204,263,895
NVIDIA Corp.	2,921,783	797,237,709
NXP Semiconductors NV	1,873,755	346,794,575
ON Semiconductor Corp.(c)	4,134,299	258,848,460
Qorvo Inc.(c)	1,046,015	129,810,461
QUALCOMM Inc.	3,093,758	472,788,097
Skyworks Solutions Inc.	1,585,102	211,262,395
STMicroelectronics NV., ADR(b)	2,730,427	118,009,055
Synaptics Inc.(b)(c)	376,822	75,175,989
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3,073,485	320,441,546
Texas Instruments Inc.	2,095,645	384,508,945
United Microelectronics Corp., ADR(b)	7,486,499	68,276,871

Security	Shares	Value

Semiconductors (continued)
Universal Display Corp.	429,982	$71,785,495
Wolfspeed Inc.(b)(c)	1,189,958	135,488,618

		7,104,061,385

Total Common Stocks — 99.8% (Cost: $9,091,545,714)		8,936,139,853

Short-Term Investments

Money Market Funds — 2.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(d)(e)(f)	186,661,038	186,623,706
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(d)(e)	15,210,000	15,210,000

		201,833,706

Total Short -Term Investments — 2.3% (Cost: $201,812,434)		201,833,706

Total Investments in Securities — 102.1% (Cost: $9,293,358,148)		9,137,973,559

Other Assets, Less Liabilities — (2.1)%		(185,124,802)

Net Assets — 100.0%		$8,952,848,757

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	All or a portion of this security is on loan.
(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$33,454,684	$153,312,942	(a)	$—	$(136,626)	$(7,294)	$186,623,706	186,661,038	$583,403	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	9,855,000	5,355,000	(a)	—	—	—	15,210,000	15,210,000	2,900		—

					$(136,626)	$(7,294)	$201,833,706		$586,303		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Semiconductor ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Technology Select Sector Index	76	06/17/22	$12,181	$751,245
Russell 2000 E-Mini Index	38	06/17/22	3,926	72,649

				$823,894

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$823,894

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$871,200

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$898,798

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,280,625

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2022	iShares® Semiconductor ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$8,936,139,853	$—	$—	$8,936,139,853
Money Market Funds	201,833,706	—	—	201,833,706

	$9,137,973,559	$—	$—	$9,137,973,559

Derivative financial instruments(a)
Assets
Futures Contracts	$823,894	$—	$—	$823,894

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2022

	iShares Biotechnology ETF	iShares Expanded Tech Sector ETF	iShares Expanded Tech-Software Sector ETF	iShares North American Natural Resources ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$8,604,791,733	$4,480,291,977	$5,401,596,611	$940,464,743
Affiliated(c)	805,856,973	67,783,568	228,569,162	9,325,209
Cash	55,351	1,605	9,669	—
Cash pledged:
Futures contracts	718,000	43,000	110,000	118,000
Receivables:
Investments sold	1,847,256	—	—	—
Securities lending income — Affiliated	415,938	14,534	50,813	2,994
Capital shares sold	—	8,155	74,945	38,966
Dividends	1,517	581,620	3,915	839,088

Total assets	9,413,686,768	4,548,724,459	5,630,415,115	950,789,000

LIABILITIES
Bank overdraft	—	—	—	382,921
Collateral on securities loaned, at value	790,612,472	66,405,433	225,082,253	7,668,979
Payables:
Investments purchased	12,833,990	—	42,646	237,816
Variation margin on futures contracts	131,456	9,690	22,635	19,020
Capital shares redeemed	111,199	—	161,049	38,678
Investment advisory fees	3,119,695	1,330,238	1,716,048	299,868

Total liabilities	806,808,812	67,745,361	227,024,631	8,647,282

NET ASSETS	$8,606,877,956	$4,480,979,098	$5,403,390,484	$942,141,718

NET ASSETS CONSIST OF:
Paid-in capital	$13,758,550,203	$3,182,207,234	$7,097,978,300	$1,337,510,644
Accumulated earnings (loss)	(5,151,672,247)	1,298,771,864	(1,694,587,816)	(395,368,926)

NET ASSETS	$8,606,877,956	$4,480,979,098	$5,403,390,484	$942,141,718

Shares outstanding	66,100,000	11,550,000	15,700,000	23,300,000

Net asset value	$130.21	$387.96	$344.16	$40.44

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$754,141,339	$63,325,121	$217,811,484	$7,591,621
(b) Investments, at cost — Unaffiliated	$11,536,688,808	$3,159,644,495	$6,906,620,583	$833,145,632
(c) Investments, at cost — Affiliated	$805,768,700	$67,760,591	$228,529,237	$9,323,985

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Assets and Liabilities   (continued)

March 31, 2022

	iShares North American Tech-Multimedia Networking ETF	iShares Semiconductor ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$162,875,310	$8,936,139,853
Affiliated(c)	4,561,027	201,833,706
Cash	9,165	9,492
Cash pledged:
Futures contracts	7,000	998,000
Receivables:
Securities lending income — Affiliated	759	177,736
Capital shares sold	—	134,626
Dividends	51,837	3,648,014

Total assets	167,505,098	9,142,941,427

LIABILITIES
Collateral on securities loaned, at value	4,454,251	186,684,097
Payables:
Variation margin on futures contracts	1,109	205,360
Capital shares redeemed	18,599	227,089
Investment advisory fees	58,757	2,976,124

Total liabilities	4,532,716	190,092,670

NET ASSETS	$162,972,382	$8,952,848,757

NET ASSETS CONSIST OF:
Paid-in capital	$232,636,771	$9,375,284,910
Accumulated loss	(69,664,389)	(422,436,153)

NET ASSETS	$162,972,382	$8,952,848,757

Shares outstanding	2,200,000	18,950,000

Net asset value	$74.08	$472.45

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$4,304,334	$177,824,746
(b) Investments, at cost — Unaffiliated	$161,143,727	$9,091,545,714
(c) Investments, at cost — Affiliated	$4,560,371	$201,812,434

See notes to financial statements.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2022

	iShares Biotechnology ETF	iShares Expanded Tech Sector ETF	iShares Expanded Tech-Software Sector ETF	iShares North American Natural Resources ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$61,933,703	$20,317,081	$13,212,817	$17,318,982
Dividends — Affiliated	59,123	9,902	23,639	1,509
Securities lending income — Affiliated — net	3,348,564	157,211	716,272	22,191
Foreign taxes withheld	(610,163)	(37,392)	(80,205)	(646,762)

Total investment income	64,731,227	20,446,802	13,872,523	16,695,920

EXPENSES
Investment advisory fees	44,204,613	14,682,392	21,906,998	2,023,331
Professional fees	217	217	217	217

Total expenses	44,204,830	14,682,609	21,907,215	2,023,548

Net investment income (loss)	20,526,397	5,764,193	(8,034,692)	14,672,372

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(792,662,943)	3,939,330	(79,058,164)	(19,042,590)
Investments — Affiliated	2,018	(71,288)	(105,340)	(15,219)
In-kind redemptions — Unaffiliated	1,414,179,983	348,521,599	1,323,410,904	13,464,642
Futures contracts	491,035	(397,686)	1,199,308	548,844
Foreign currency transactions	—	—	—	3,138

Net realized gain (loss)	622,010,093	351,991,955	1,245,446,708	(5,041,185)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(1,958,210,197)	(25,170,930)	(1,376,865,169)	222,115,917
Investments — Affiliated	(592,296)	(13,361)	(107,198)	(183)
Futures contracts	56,215	49,681	139,170	57,336
Foreign currency translations	—	—	—	1,910
Short sales — Unaffiliated	102	—	—	—

Net change in unrealized appreciation (depreciation)	(1,958,746,176)	(25,134,610)	(1,376,833,197)	222,174,980

Net realized and unrealized gain (loss)	(1,336,736,083)	326,857,345	(131,386,489)	217,133,795

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,316,209,686)	$332,621,538	$(139,421,181)	$231,806,167

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Operations   (continued)

Year Ended March 31, 2022

	iShares North American Tech-Multimedia Networking ETF	iShares Semiconductor ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$743,758	$92,914,581
Dividends — Affiliated	279	11,015
Securities lending income — Affiliated — net	12,270	575,288
Foreign taxes withheld	—	(2,543,337)

Total investment income	756,307	90,957,547

EXPENSES
Investment advisory fees	490,208	31,481,764
Commitment fees	—	20,455
Professional fees	217	217

Total expenses	490,425	31,502,436

Net investment income	265,882	59,455,111

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(462,382)	(184,675,826)
Investments — Affiliated	(3,589)	(136,626)
In-kind redemptions — Unaffiliated	12,700,689	1,741,103,798
Futures contracts	(15,819)	871,200

Net realized gain	12,218,899	1,557,162,546

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(2,029,391)	(983,179,909)
Investments — Affiliated	(750)	(7,294)
Futures contracts	2,967	898,798

Net change in unrealized appreciation (depreciation)	(2,027,174)	(982,288,405)

Net realized and unrealized gain	10,191,725	574,874,141

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,457,607	$634,329,252

See notes to financial statements.

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Biotechnology ETF		iShares Expanded Tech Sector ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$20,526,397	$22,963,639	$5,764,193	$7,522,231
Net realized gain	622,010,093	1,573,276,301	351,991,955	155,422,525
Net change in unrealized appreciation (depreciation)	(1,958,746,176)	1,144,045,717	(25,134,610)	1,121,446,883

Net increase (decrease) in net assets resulting from operations	(1,316,209,686)	2,740,285,657	332,621,538	1,284,391,639

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(20,365,764)	(26,026,125)	(6,535,033)	(8,184,628)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	94,871,036	790,357,567	945,279,952	225,617,802

NET ASSETS
Total increase (decrease) in net assets	(1,241,704,414)	3,504,617,099	1,271,366,457	1,501,824,813
Beginning of year	9,848,582,370	6,343,965,271	3,209,612,641	1,707,787,828

End of year	$8,606,877,956	$9,848,582,370	$4,480,979,098	$3,209,612,641

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Changes in Net Assets (continued)

	iShares Expanded Tech-Software Sector ETF		iShares North American Natural Resources ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(8,034,692)	$(4,994,506)	$14,672,372	$11,307,892
Net realized gain (loss)	1,245,446,708	1,924,332,673	(5,041,185)	(57,251,765)
Net change in unrealized appreciation (depreciation)	(1,376,833,197)	248,277,573	222,174,980	227,665,109

Net increase (decrease) in net assets resulting from operations	(139,421,181)	2,167,615,740	231,806,167	181,721,236

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	—	(1,076,738)	(15,154,197)	(12,822,042)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	492,759,205	(147,637,588)	328,467,837	(66,573,691)

NET ASSETS
Total increase in net assets	353,338,024	2,018,901,414	545,119,807	102,325,503
Beginning of year	5,050,052,460	3,031,151,046	397,021,911	294,696,408

End of year	$5,403,390,484	$5,050,052,460	$942,141,718	$397,021,911

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares North American Tech-Multimedia Networking ETF		iShares Semiconductor ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$265,882	$295,055	$59,455,111	$40,983,638
Net realized gain (loss)	12,218,899	(288,243)	1,557,162,546	1,417,069,739
Net change in unrealized appreciation (depreciation)	(2,027,174)	23,978,068	(982,288,405)	1,183,337,044

Net increase in net assets resulting from operations	10,457,607	23,984,880	634,329,252	2,641,390,421

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(284,071)	(307,049)	(61,257,081)	(40,572,378)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	52,044,106	33,741,764	2,060,808,454	1,576,185,144

NET ASSETS
Total increase in net assets	62,217,642	57,419,595	2,633,880,625	4,177,003,187
Beginning of year	100,754,740	43,335,145	6,318,968,132	2,141,964,945

End of year	$162,972,382	$100,754,740	$8,952,848,757	$6,318,968,132

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Financial Highlights

(For a share outstanding throughout each period)

	iShares Biotechnology ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	03/31/22	03/31/21	03/31/20	03/31/19	03/31/18 (a)

Net asset value, beginning of year	$150.36	$107.98	$111.78	$106.73	$97.75

Net investment income(b)	0.31	0.34	0.26	0.16	0.15
Net realized and unrealized gain (loss)(c)	(20.15)	42.43	(3.80)	5.08	9.05

Net increase (decrease) from investment operations	(19.84)	42.77	(3.54)	5.24	9.20

Distributions(d)
From net investment income	(0.31)	(0.39)	(0.26)	(0.19)	(0.22)

Total distributions	(0.31)	(0.39)	(0.26)	(0.19)	(0.22)

Net asset value, end of year	$130.21	$150.36	$107.98	$111.78	$106.73

Total Return(e)
Based on net asset value	(13.22)%	39.63%	(3.17)%	4.92%	9.41%

Ratios to Average Net Assets(f)
Total expenses	0.44%	0.45%	0.46%	0.47%	0.47%

Net investment income	0.21%	0.24%	0.24%	0.15%	0.14%

Supplemental Data
Net assets, end of year (000)	$8,606,878	$9,848,582	$6,343,965	$8,026,142	$9,040,121

Portfolio turnover rate(g)	46%	34%	29%	18%	26%

(a)	Per share amounts reflect a three-for-one stock split effective after the close of trading on November 30, 2017.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Expanded Tech Sector ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	03/31/22	03/31/21	03/31/20	03/31/19	03/31/18

Net asset value, beginning of year	$360.63	$212.15	$206.22	$179.48	$138.39

Net investment income(a)	0.64	0.86	1.26	1.09	0.88
Net realized and unrealized gain(b)	27.37	148.55	6.00	26.69	41.18

Net increase from investment operations	28.01	149.41	7.26	27.78	42.06

Distributions(c)
From net investment income	(0.68)	(0.93)	(1.33)	(1.04)	(0.97)

Total distributions	(0.68)	(0.93)	(1.33)	(1.04)	(0.97)

Net asset value, end of year	$387.96	$360.63	$212.15	$206.22	$179.48

Total Return(d)
Based on net asset value	7.76%	70.51%	3.51%	15.52%	30.48%

Ratios to Average Net Assets(e)
Total expenses	0.40%	0.43%	0.46%	0.46%	0.47%

Net investment income	0.16%	0.28%	0.56%	0.56%	0.55%

Supplemental Data
Net assets, end of year (000)	$4,480,979	$3,209,613	$1,707,788	$1,587,932	$1,462,726

Portfolio turnover rate(f)	8%	9%	10%	8%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Expanded Tech-Software Sector ETF

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	03/31/22	03/31/21	03/31/20		03/31/19	03/31/18

Net asset value, beginning of year	$341.22	$209.77	$210.77		$169.69	$126.45

Net investment income (loss)(a)	(0.56)	(0.31)	1.28	(b)	0.24	0.12
Net realized and unrealized gain (loss)(c)	3.50	131.83	(1.06)		41.10	43.23

Net increase from investment operations	2.94	131.52	0.22		41.34	43.35

Distributions(d)
From net investment income	—	(0.07)	(1.22)		(0.26)	(0.11)

Total distributions	—	(0.07)	(1.22)		(0.26)	(0.11)

Net asset value, end of year	$344.16	$341.22	$209.77		$210.77	$169.69

Total Return(e)
Based on net asset value	0.86%	62.70%	0.13%		24.39%	34.30%

Ratios to Average Net Assets(f)
Total expenses	0.40%	0.43%	0.46%		0.46%	0.47%

Net investment income (loss)	(0.15)%	(0.10)%	0.57	%(b)	0.13%	0.08%

Supplemental Data
Net assets, end of year (000)	$5,403,390	$5,050,052	$3,031,151		$2,729,463	$1,357,537

Portfolio turnover rate(g)	15%	22%	18%		18%	12%

(a)	Based on average shares outstanding.
(b)	Includes a one-time special distribution from NortonLifeLock Inc. Excluding such special distribution, the net investment income would have been $(0.07) per share and (0.03)% of average net assets.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares North American Natural Resources ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$27.57	$16.65	$31.40	$33.08	$34.26

Net investment income(a)	0.93	0.70	0.78	0.65	0.75
Net realized and unrealized gain (loss)(b)	12.85	11.04	(13.82)	(1.59)	(1.16)

Net increase (decrease) from investment operations	13.78	11.74	(13.04)	(0.94)	(0.41)

Distributions(c)
From net investment income	(0.91)	(0.82)	(1.71)	(0.74)	(0.77)

Total distributions	(0.91)	(0.82)	(1.71)	(0.74)	(0.77)

Net asset value, end of year	$40.44	$27.57	$16.65	$31.40	$33.08

Total Return(d)
Based on net asset value	50.84%	71.57%	(43.54)%	(2.87)%	(1.19)%

Ratios to Average Net Assets(e)
Total expenses	0.40%	0.43%	0.46%	0.46%	0.47%

Net investment income	2.92%	3.14%	2.72%	1.94%	2.25%

Supplemental Data
Net assets, end of year (000)	$942,142	$397,022	$294,696	$761,370	$929,571

Portfolio turnover rate(f)	15%	14%	16%	12%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares North American Tech-Multimedia Networking ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$67.17	$43.34	$56.49	$51.48	$45.54

Net investment income(a)	0.16	0.29	0.26	0.23	0.30
Net realized and unrealized gain (loss)(b)	6.91	23.83	(13.10)	5.04	5.95

Net increase (decrease) from investment operations	7.07	24.12	(12.84)	5.27	6.25

Distributions(c)
From net investment income	(0.16)	(0.29)	(0.31)	(0.26)	(0.31)

Total distributions	(0.16)	(0.29)	(0.31)	(0.26)	(0.31)

Net asset value, end of year	$74.08	$67.17	$43.34	$56.49	$51.48

Total Return(d)
Based on net asset value	10.53%	55.89%	(22.80)%	10.27%	13.77%

Ratios to Average Net Assets(e)
Total expenses	0.40%	0.43%	0.46%	0.46%	0.47%

Net investment income	0.22%	0.52%	0.47%	0.44%	0.63%

Supplemental Data
Net assets, end of year (000)	$162,972	$100,755	$43,335	$132,758	$64,349

Portfolio turnover rate(f)	37%	38%	33%	29%	23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Semiconductor ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18

Net asset value, beginning of year	$424.09	$204.97	$189.61	$180.13	$136.85

Net investment income(a)	3.56	3.35	3.13	2.66	1.51
Net realized and unrealized gain(b)	48.37	218.90	15.50	9.12	43.32

Net increase from investment operations	51.93	222.25	18.63	11.78	44.83

Distributions(c)
From net investment income	(3.57)	(3.13)	(3.27)	(2.30)	(1.55)

Total distributions	(3.57)	(3.13)	(3.27)	(2.30)	(1.55)

Net asset value, end of year	$472.45	$424.09	$204.97	$189.61	$180.13

Total Return(d)
Based on net asset value	12.23%	108.93%	9.80%	6.61%	32.91%

Ratios to Average Net Assets(e)
Total expenses	0.40%	0.43%	0.46%	0.46%	0.47%

Net investment income	0.76%	1.02%	1.42%	1.50%	0.93%

Supplemental Data
Net assets, end of year (000)	$8,952,849	$6,318,968	$2,141,965	$1,061,836	$1,630,190

Portfolio turnover rate(f)	32%	23%	14%	26%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Biotechnology(a)	Non-diversified
Expanded Tech Sector	Non-diversified
Expanded Tech-Software Sector	Non-diversified
North American Natural Resources	Diversified
North American Tech-Multimedia Networking	Non-diversified
Semiconductor(b)	Non-diversified

(a)	Formerly the iShares Nasdaq Biotechnology ETF.
(b)	Formerly the iShares PHLX Semiconductor ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Short Positions: From time to time, in order to track the performance of its benchmark index, a fund may sell non-index securities that will be received through corporate actions occurring on the opening of market trading on the following business day. A fund may also experience temporary short positions due to the timing of portfolio securities trades and in-kind redemption transactions. Such short positions are valued consistent with how securities are valued as described under Investment Valuation and Fair Value Measurements. The obligation to deliver the securities is recorded as a liability in the Statements of Assets and Liabilities and is equal to the current fair value

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements   (continued)

of the securities to be delivered. Any market fluctuations between the value of the obligation to sell these securities and the current fair value are reflected as unrealized appreciation (depreciation) in the Statements of Operations. Upon receipt of the securities related to the corporate actions or purchase of the securities related to the short position, a realized gain (loss) is recorded. Dividends or interest on securities sold short, if any, are reflected as an expense in the Statements of Operations. Details of the short positions, if any, are included in the schedules of Investments.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Biotechnology
Barclays Bank PLC	$27,234,514	$27,234,514		$—	$—
Barclays Capital, Inc.	9,151,508	9,151,508		—	—
BMO Capital Markets Corp.	23,923	23,923		—	—
BNP Paribas SA	117,362,359	117,362,359		—	—
BofA Securities, Inc.	56,139,572	56,139,572		—	—
Citadel Clearing LLC	3,460,735	3,460,735		—	—
Citigroup Global Markets, Inc.	82,805,923	82,805,923		—	—
Credit Suisse Securities (USA) LLC	2,358,995	2,358,995		—	—
Deutsche Bank Securities, Inc.	78,469	78,469		—	—
Goldman Sachs & Co. LLC	36,327,361	36,327,361		—	—
HSBC Bank PLC	4,477,988	4,477,988		—	—
J.P. Morgan Securities LLC	191,958,652	191,958,652		—	—
Jefferies LLC	23,940,400	23,940,400		—	—
Mizuho Securities USA LLC	125,451	125,451		—	—
Morgan Stanley	116,021,971	116,021,971		—	—
National Financial Services LLC	10,554,969	10,554,969		—	—
Natixis SA	781,688	781,688		—	—
Nomura Securities International, Inc.	35,374	35,374		—	—
Pershing LLC	814,783	814,783		—	—
RBC Capital Markets LLC	23,130	23,130		—	—
Scotia Capital (USA), Inc.	1,542,460	1,542,460		—	—
SG Americas Securities LLC	548,847	548,847		—	—
State Street Bank & Trust Co.	5,895,826	5,895,826		—	—
Toronto-Dominion Bank	16,133,155	16,133,155		—	—
UBS AG	29,423,615	29,423,615		—	—
UBS Securities LLC	8,880,126	8,880,126		—	—
Virtu Americas LLC	258,401	258,401		—	—
Wells Fargo Bank N.A.	2,476,417	2,476,417		—	—
Wells Fargo Securities LLC	5,304,727	5,304,727		—	—

	$754,141,339	$754,141,339		$—	$—

Expanded Tech Sector
Barclays Bank PLC	$6,841,957	$6,841,957		$—	$—
BNP Paribas SA	11,654,983	11,654,983		—	—
BofA Securities, Inc.	329,670	329,670		—	—
Citigroup Global Markets, Inc.	2,205,224	2,205,224		—	—
Credit Suisse Securities (USA) LLC	15,483	15,483		—	—
Goldman Sachs & Co. LLC	603,283	603,283		—	—
J.P. Morgan Securities LLC	22,229,583	22,229,583		—	—
Morgan Stanley	3,475,237	3,475,237		—	—
National Financial Services LLC	403,504	403,504		—	—
Scotia Capital (USA), Inc.	463,995	463,995		—	—
SG Americas Securities LLC	164,223	164,223		—	—
Toronto-Dominion Bank	1,123,159	1,123,159		—	—
UBS AG	194,636	194,636		—	—
UBS Securities LLC	13,281,472	13,281,472		—	—
Wells Fargo Securities LLC	338,712	338,712		—	—

	$63,325,121	$63,325,121		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Expanded Tech-Software Sector
Barclays Bank PLC	$10,150,335	$10,150,335		$—	$—
Barclays Capital, Inc.	4,080,320	4,080,320		—	—
BNP Paribas SA	73,222,596	73,222,596		—	—
BofA Securities, Inc.	16,678,996	16,678,996		—	—
Citadel Clearing LLC	336,982	336,982		—	—
Citigroup Global Markets, Inc.	14,268,656	14,268,656		—	—
Credit Suisse Securities (USA) LLC	595,200	595,200		—	—
Goldman Sachs & Co. LLC	30,681,148	30,681,148		—	—
ING Financial Markets LLC	179,865	179,865		—	—
J.P. Morgan Securities LLC	48,021,071	48,021,071		—	—
Jefferies LLC	921,082	921,082		—	—
Morgan Stanley	8,058,688	8,058,688		—	—
Nomura Securities International, Inc.	32,385	32,385		—	—
Scotia Capital (USA), Inc.	513	513		—	—
SG Americas Securities LLC	197,690	197,690		—	—
State Street Bank & Trust Co.	1,656,199	1,656,199		—	—
Toronto-Dominion Bank	118,857	118,857		—	—
UBS AG	1,584,242	1,584,242		—	—
UBS Securities LLC	708,480	708,480		—	—
Virtu Americas LLC	222,375	222,375		—	—
Wells Fargo Bank N.A.	6,039,240	6,039,240		—	—
Wells Fargo Securities LLC	56,564	56,564		—	—

	$217,811,484	$217,811,484		$—	$—

North American Natural Resources
Barclays Capital, Inc.	$12,405	$12,405		$—	$—
BNP Paribas SA	1,015,079	1,015,079		—	—
Citigroup Global Markets, Inc.	2,054,460	2,026,263		—	(28,197	)(b)
Credit Suisse Securities (USA) LLC	723,502	710,757		—	(12,745	)(b)
Morgan Stanley	360,584	360,584		—	—
SG Americas Securities LLC	81,839	81,839		—	—
Toronto-Dominion Bank	1,595,005	1,595,005		—	—
UBS AG	68,432	68,432		—	—
UBS Securities LLC	1,476,987	1,476,987		—	—
Wells Fargo Securities LLC	203,328	203,328		—	—

	$7,591,621	$7,550,679		$—	$(40,942)

North American Tech-Multimedia Networking
Barclays Bank PLC	$220,218	$220,218		$—	$—
Barclays Capital, Inc.	1,602,988	1,602,988		—	—
BNP Paribas SA	222,125	222,125		—	—
Credit Suisse Securities (USA) LLC	139,449	139,449		—	—
Goldman Sachs & Co. LLC	212,760	209,548		—	(3,212	)(b)
J.P. Morgan Securities LLC	1,310,613	1,310,613		—	—
National Financial Services LLC	212,741	212,741		—	—
Scotia Capital (USA), Inc.	246,800	246,800		—	—
UBS Securities LLC	136,640	136,640		—	—

	$4,304,334	$4,301,122		$—	$(3,212)

Semiconductor
BofA Securities, Inc.	$4,424,030	$4,424,030		$—	$—
Goldman Sachs & Co. LLC	7,720,080	7,720,080		—	—
J.P. Morgan Securities LLC	107,843,488	107,843,488		—	—
Morgan Stanley	54,771,709	54,771,709		—	—
National Financial Services LLC	1,835,400	1,835,400		—	—
RBC Capital Markets LLC	985,416	985,416		—	—
Wells Fargo Securities LLC	244,623	244,623		—	—

	$177,824,746	$177,824,746		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

(b)

The market value of the loaned securities is determined as of March 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Biotechnology ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $121 billion	0.4800%
Over $121 billion, up to and including $181 billion	0.4560
Over $181 billion, up to and including $231 billion	0.4332
Over $231 billion, up to and including $281 billion	0.4116
Over $281 billion	0.3910

For its investment advisory services to each of the iShares Expanded Tech Sector, iShares Expanded Tech-Software Sector, iShares North American Natural Resources, iShares North American Tech-Multimedia Networking and iShares Semiconductor ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $10 billion	0.4800%
Over $10 billion, up to and including $20 billion	0.4300
Over $20 billion, up to and including $30 billion	0.3800
Over $30 billion, up to and including $40 billion	0.3420
Over $40 billion	0.3078

Prior to July 14, 2021, for its investment advisory services to each of the iShares Expanded Tech Sector, iShares Expanded Tech-Software Sector, iShares North American Natural Resources, iShares North American Tech-Multimedia Networking and iShares PHLX Semiconductor ETFs, BFA was entitled to an annual investment advisory fee,

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements   (continued)

accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $10 billion	0.480%
Over $10 billion, up to and including $20 billion	0.430
Over $20 billion, up to and including $30 billion	0.380
Over $30 billion	0.342

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, each Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended March 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Biotechnology	$1,213,164
Expanded Tech Sector	66,198
Expanded Tech-Software Sector	287,873
North American Natural Resources	9,251
North American Tech-Multimedia Networking	5,253
Semiconductor	191,761

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Biotechnology	$319,705,381	$712,555,558	$(122,522,215)
Expanded Tech Sector	69,816,953	58,738,134	(541,727)
Expanded Tech-Software Sector	149,312,964	268,494,239	(32,410,816)
North American Natural Resources	20,886,837	15,919,429	(7,234,256)
North American Tech-Multimedia Networking	24,487,108	19,257,144	1,952,191
Semiconductor	317,408,738	614,759,646	(52,636,105)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Biotechnology	$4,560,989,947	$4,551,730,423
Expanded Tech Sector	276,897,695	276,536,062
Expanded Tech-Software Sector	828,277,558	826,003,354
North American Natural Resources	79,565,278	77,094,103
North American Tech-Multimedia Networking	44,136,004	44,099,434
Semiconductor	2,477,316,054	2,494,150,020

For the year ended March 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Biotechnology	$10,651,520,820	$10,574,068,598
Expanded Tech Sector	1,484,663,450	539,052,545
Expanded Tech-Software Sector	15,738,069,434	15,246,341,191
North American Natural Resources	400,219,429	73,564,663
North American Tech-Multimedia Networking	106,040,245	54,065,172
Semiconductor	10,442,744,315	8,370,987,465

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements   (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2022, permanent differences attributable to net operating loss, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Biotechnology	$1,338,157,110	$(1,338,157,110)
Expanded Tech Sector	347,760,650	(347,760,650)
Expanded Tech-Software Sector	1,313,274,464	(1,313,274,464)
North American Natural Resources	9,264,337	(9,264,337)
North American Tech-Multimedia Networking	12,631,744	(12,631,744)
Semiconductor	1,736,308,515	(1,736,308,515)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/22	Year Ended 03/31/21

Biotechnology
Ordinary income	$20,365,764	$26,026,125

Expanded Tech Sector
Ordinary income	$ 6,535,033	$ 8,184,628

Expanded Tech-Software Sector
Ordinary income	$ —	$ 1,076,738

North American Natural Resources
Ordinary income	$15,154,197	$12,822,042

North American Tech-Multimedia Networking
Ordinary income	$ 284,071	$ 307,049

Semiconductor
Ordinary income	$61,257,081	$40,572,378

As of March 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses	(c)	Total

Biotechnology	$(2,130,904,723)	$(3,020,767,524)	$—		$(5,151,672,247)
Expanded Tech Sector	(16,755,133)	1,315,526,997	—		1,298,771,864
Expanded Tech-Software Sector	(164,666,778)	(1,525,937,290)	(3,983,748)		(1,694,587,816)
North American Natural Resources	(490,461,147)	95,092,221	—		(395,368,926)
North American Tech-Multimedia Networking	(69,077,425)	(586,964)	—		(69,664,389)
Semiconductor	(252,258,852)	(170,177,301)	—		(422,436,153)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended March 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

Expanded Tech Sector	$5,370,370
North American Tech-Multimedia Networking	1,297,680

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

As of March 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Biotechnology	$12,431,416,230	$134,152,345	$(3,154,919,869)	$(3,020,767,524)
Expanded Tech Sector	3,232,548,548	1,396,415,856	(80,888,859)	1,315,526,997
Expanded Tech-Software Sector	7,156,103,063	28,365,795	(1,554,303,085)	(1,525,937,290)
North American Natural Resources	854,699,362	156,095,463	(61,004,873)	95,090,590
North American Tech-Multimedia Networking	168,023,301	10,699,495	(11,286,459)	(586,964)
Semiconductor	9,308,150,860	356,391,283	(526,568,584)	(170,177,301)

9.	LINE OF CREDIT

The iShares Semiconductor ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the iShares Semiconductor ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended March 31, 2022, the Fund did not borrow under the Credit Agreement or Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements   (continued)

illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/22		Year Ended 03/31/21

iShares ETF	Shares	Amount	Shares	Amount

Biotechnology
Shares sold	69,600,000	$10,694,874,817	92,850,000	$12,973,745,658
Shares redeemed	(69,000,000)	(10,600,003,781)	(86,100,000)	(12,183,388,091)

Net increase	600,000	$94,871,036	6,750,000	$790,357,567

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

	Year Ended 03/31/22		Year Ended 03/31/21

iShares ETF	Shares	Amount	Shares	Amount

Expanded Tech Sector
Shares sold	4,000,000	$1,487,473,141	1,700,000	$492,883,102
Shares redeemed	(1,350,000)	(542,193,189)	(850,000)	(267,265,300)

Net increase	2,650,000	$945,279,952	850,000	$225,617,802

Expanded Tech-Software Sector
Shares sold	41,050,000	$15,779,096,632	35,650,000	$10,854,261,767
Shares redeemed	(40,150,000)	(15,286,337,427)	(35,300,000)	(11,001,899,355)

Net increase (decrease)	900,000	$492,759,205	350,000	$(147,637,588)

North American Natural Resources
Shares sold	11,400,000	$402,445,296	4,800,000	$110,829,085
Shares redeemed	(2,500,000)	(73,977,459)	(8,100,000)	(177,402,776)

Net increase (decrease)	8,900,000	$328,467,837	(3,300,000)	$(66,573,691)

North American Tech-Multimedia Networking
Shares sold	1,450,000	$106,155,183	900,000	$55,817,552
Shares redeemed	(750,000)	(54,111,077)	(400,000)	(22,075,788)

Net increase	700,000	$52,044,106	500,000	$33,741,764

Semiconductor
Shares sold	22,350,000	$10,465,399,629	21,350,000	$7,051,302,523
Shares redeemed	(18,300,000)	(8,404,591,175)	(16,900,000)	(5,475,117,379)

Net increase	4,050,000	$2,060,808,454	4,450,000	$1,576,185,144

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Biotechnology ETF, iShares Expanded Tech Sector ETF, iShares Expanded Tech-Software Sector ETF, iShares North American Natural Resources ETF, iShares North American Tech-Multimedia Networking ETF and iShares Semiconductor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Biotechnology ETF, iShares Expanded Tech Sector ETF, iShares Expanded Tech-Software Sector ETF, iShares North American Natural Resources ETF, iShares North American Tech-Multimedia Networking ETF and iShares Semiconductor ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Dividend Income

Biotechnology	$59,105,329
Expanded Tech Sector	20,818,306
Expanded Tech-Software Sector	17,161,068
North American Natural Resources	17,216,304
North American Tech-Multimedia Networking	732,351
Semiconductor	91,385,484

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Biotechnology	100.00%
Expanded Tech Sector	100.00%
North American Natural Resources	82.82%
North American Tech-Multimedia Networking	100.00%
Semiconductor	100.00%

I M P O R T A N T T A X I N F O R M A T I O N	67

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Biotechnology ETF, iShares Expanded Tech Sector ETF, iShares Expanded Tech-Software Sector ETF, iShares North American Natural Resources ETF, iShares North American Tech-Multimedia Networking ETF and iShares Semiconductor ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2022

iShares ETF	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Biotechnology	$0.306489	$—	$—	$0.306489	100%	—%	—%	100%
Semiconductor	3.571783	—	—	3.571783	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares Biotechnology ETF (the “Fund”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

S U P P L E M E N T A L I N F O R M A T I O N	69

Supplemental Information  (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration

Biotechnology	$888,011	$415,203	$472,808	661	$108,694	$11,233

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of March 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	71

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).

Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2006; iShares U.S. ETF Trust, since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (45)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

James Mauro (51)	Executive Vice President (since 2021).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	73

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	75

Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by ICE Data Indices, LLC or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-313-0322

MARCH 31, 2022

2022 Annual Report

iShares Trust

•  iShares Factors US Growth Style ETF | STLG | Cboe BZX

•  iShares Factors US Value Style ETF | STLV | Cboe BZX

•  iShares US Small Cap Value Factor ETF | SVAL | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. The corporate bond market also faced inflationary headwinds, although the improving economy assuaged credit concerns and high-yield corporate bonds consequently declined less than investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. Sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2022

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	5.92%	15.65%

U.S. small cap equities (Russell 2000® Index)	(5.55)	(5.79)

International equities (MSCI Europe, Australasia, Far East Index)	(3.38)	1.16

Emerging market equities (MSCI Emerging Markets Index)	(8.20)	(11.37)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.04)	(3.31)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(5.92)	(4.15)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.55)	(4.47)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.16)	(0.66)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2022 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 11.92%. The strengthening economy supported equities, as high consumer spending drove robust growth, and most remaining coronavirus pandemic-related restrictions were eased. Increased economic activity led to strong corporate earnings as companies reaped the benefits of the recovery. Nonetheless, significant challenges emerged, particularly during the second half of the reporting period, including high inflation, rising interest rates, and the impacts of Russia’s invasion of Ukraine.

The U.S. economic recovery was powered primarily by consumers, who were supported by strong household balance sheets. Prior to the beginning of the reporting period, fiscal stimulus and business closures led to record-high personal savings rates. This allowed consumers to spend at an elevated level throughout much of the reporting period, as pent-up demand was released. The ensuing acceleration in economic activity allowed the U.S. to reach and then surpass its pre-pandemic output level. Hiring increased as businesses restored capacity, and unemployment decreased substantially, falling to 3.6% in March 2022.

The growing economy and rapid increases in consumer spending drove a significant rise in inflation. Supply chains for many goods were disrupted by the pandemic and were unable to quickly adapt to the rapid rebound in demand. In one prominent example of this dynamic, a global shortage of semiconductors created bottlenecks in the production of many goods, including automobiles. Consequently, the price of used cars rose sharply during the reporting period and was a notable factor in overall inflation. Oil prices also rose significantly as demand increased, and the supply of oil was constrained by a lack of investment. The strong job market led to higher wages, particularly at the lower end of the market. These factors led to higher prices in many areas of the economy. By the end of the reporting period the consumer price index, a widely used measure of prices in the U.S., grew at the fastest rate since 1982.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates and indicated that further increases could be necessary. Interest rates rose significantly in anticipation of further tightening, leading to higher borrowing costs for businesses.

Russia’s invasion of Ukraine in late February 2022 raised the prospect of substantial disruptions to the global economy and increased uncertainty in financial markets. The invasion was met with widespread condemnation and sanctions imposed by many countries on the Russian state, businesses, and individuals. This led to sharp volatility in energy markets, as Russia is a top producer of both oil and natural gas. Furthermore, both Russia and Ukraine are notable exporters of wheat, and the war’s disruption led to concerns surrounding food prices.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Factors US Growth Style ETF

Investment Objective

The iShares Factors US Growth Style ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with favorable exposure to target style factors subject to constraints, as represented by the Russell US Large Cap Factors Growth Style Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	13.28%	19.59%	13.28%	48.58%
Fund Market	13.42	19.68	13.42	48.85
Index	13.57	19.81	13.57	49.17

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/14/20. The first day of secondary market trading was 1/16/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,014.60	$ 1.26		$ 1,000.00	$1,023.70	$1.26		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2022 (continued)	iShares® Factors US Growth Style ETF

Portfolio Management Commentary

U.S. stocks with favorable exposure to target style factors subject to constraints advanced robustly for the reporting period. The information technology sector was the leading contributor to the Index’s return, driven primarily by the strong performance of large corporations. Ongoing effects of the pandemic accelerated online migration, leading to record levels of revenues for companies in the software and services industry. Demand for cloud and computing services grew strongly, along with sales of personal and commercial productivity software. Growth in video games and investor optimism about new products and services, as well as industry consolidation, boosted returns. In addition, strong sales of hardware, including personal computers and tablets, despite ongoing supply chain challenges, contributed to record revenues. Volatility in the labor market increased traffic on web-based career platforms, leading to sharply higher advertising revenues.

Technology, hardware, and equipment stocks, as well as software & services, were contributors. Increased sales of smartphones with 5G capability drove profits in the industry as demand for these products outstripped supply, helped by discounts from wireless carriers. Increased time at home drove strong demand for computing products for remote work and online learning. Similarly, increased demand for entertainment services, especially music and streaming video, drove rising subscription revenues. Wearable technologies such as earbuds also showed strength, adding to revenue growth.

In the healthcare sector, biotechnology companies benefited from blockbuster drugs, those that generate $1 million or more annually, as global spending on medicine grew. The development of antibody therapies to fight COVID-19, which the U.S. government contracted to purchase, drove rising revenues.

The Index’s research-based selection process is designed to maximize exposure to the weighted combination of five target investment style factors: momentum, quality, value, size, and low volatility. Reflecting those factor contributions, the Index marginally underperformed the broader market, as represented by the Russell 1000 Growth Index. Of the five target style factors, size detracted the most from relative performance during the reporting period. In contrast, the value and quality factors contributed to relative performance. Growth-oriented stocks underperformed relative to the broader market in the first quarter of 2022. From a sector perspective, stock selection in the consumer discretionary and financials sectors, which were both overweighted, detracted from the Index’s relative return. Conversely, stock selection in the information technology sector, which was also overweighted, contributed to relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	47.9%
Consumer Discretionary	20.2
Health Care	10.4
Industrials	5.1
Financials	4.9
Communication Services	4.1
Consumer Staples	4.0
Materials	3.0
Other (each representing less than 1%)	0.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Apple Inc.	13.3%
Microsoft Corp.	11.7
Amazon.com Inc.	5.4
NVIDIA Corp.	2.9
AbbVie Inc.	2.3
Tesla Inc.	2.3
QUALCOMM Inc.	2.0
Home Depot Inc. (The)	1.9
Goldman Sachs Group Inc. (The)	1.9
Costco Wholesale Corp.	1.8

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® Factors US Value Style ETF

Investment Objective

The iShares Factors US Value Style ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with favorable exposure to target style factors subject to constraints, as represented by the Russell US Large Cap Factors Value Style Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	8.28%	9.58%	8.28%	22.45%
Fund Market	8.22	9.66	8.22	22.65
Index	8.35	9.72	8.35	22.78

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/14/20. The first day of secondary market trading was 1/16/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,031.70	$1.27		$1,000.00	$1,023.70	$1.26		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2022 (continued)	iShares® Factors US Value Style ETF

Portfolio Management Commentary

U.S. stocks with favorable exposure to target style factors subject to constraints advanced for the reporting period. The consumer staples sector contributed the most to the Index’s performance, led by the food and staples retailing industry. Sales and profits rose for supermarkets in the industry as consumers continued spending on everyday food items. A major supermarket’s announcement that it would examine strategic alternatives to maximize growth improved investors’ outlook and benefited the industry.

Stocks in the financials sector also advanced, driven by the insurance industry. In the face of rising inflation and an increase in auto accidents as more drivers returned to the road, property and casualty insurers were able to raise premiums to bolster profitability. Rising interest rates helped life and health insurance companies, which invest premiums in short-term, high-quality bonds, as rising bond yields increased the interest income from insurers’ substantial bond portfolios.

Energy stocks contributed to the Index’s return as higher oil prices boosted revenues in the oil, gas, and consumable fuels industry. The Index’s return has also benefitted from the health care sector— specifically biotechnology companies benefited from blockbuster drugs, those that generate $1 million or more annually, as global spending on medicine grew. The development of antibody therapies to fight COVID-19, which the U.S. government contracted to purchase, drove rising revenues. The materials sector also gained, driven by low-cost producers in the paper products industry amid a rise in the price of paper.

On the downside, the communication services sector detracted from the Index’s return due to declining revenues for companies managing online loyalty programs. In the consumer discretionary sector, retailers also declined amid inflationary pressure, which weighed on earnings.

The Index’s research-based selection process is designed to maximize exposure to the weighted combination of five target investment style factors: momentum, quality, value, low size, and low volatility. Reflecting those factor contributions, the Index significantly underperformed the broader market, as represented by the Russell 1000 Value Index. Of the five target style factors, exposure to the low size factor was the largest detractor from the Index’s relative performance for the reporting period. Smaller stocks were disproportionately pressured by the increasing interest rate environment in the second half of the reporting period. Higher exposure to the low volatility factor also worked against relative performance, while exposure to the quality factor was additive.

From a sector perspective, stock selection in the healthcare and financials sectors detracted substantially from the Index’s relative return. An underweight position in the energy sector also drove underperformance, as the energy sector gained amid higher prices for oil and gas. Conversely, stock selection in the information technology and consumer staples sectors benefited relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	23.3%
Health Care	16.8
Information Technology	11.1
Consumer Staples	10.2
Industrials	9.3
Consumer Discretionary	7.8
Energy	5.0
Materials	4.9
Communication Services	4.6
Utilities	4.0
Real Estate	3.0

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Johnson & Johnson	3.0%
Merck & Co. Inc.	2.2
Jefferies Financial Group Inc.	1.9
Procter & Gamble Co. (The)	1.8
Walmart Inc.	1.8
Evercore Inc., Class A	1.8
Verizon Communications Inc.	1.7
Pfizer Inc.	1.5
Otis Worldwide Corp.	1.5
Lazard Ltd., Class A	1.4

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® US Small Cap Value Factor ETF

Investment Objective

The iShares US Small Cap Value Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. small-capitalization stocks with prominent value characteristics, as represented by the Russell 2000 Focused Value Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	2.79%	39.87%	2.79%	61.43%
Fund Market	2.64	39.95	2.64	61.57
Index	3.01	40.44	3.01	62.39

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/27/20. The first day of secondary market trading was 10/29/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,035.00	$1.01		$1,000.00	$1,023.90	$1.01		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2022 (continued)	iShares® US Small Cap Value Factor ETF

Portfolio Management Commentary

Small cap U.S. stocks with favorable exposure to the target value factor advanced modestly for the reporting period. The financials sector contributed the most to the Index’s return as the strengthening economy and higher interest rates drove earnings growth. Regional banks led the advance, benefiting from higher interest rates due to the larger spread between the rate they pay on deposits and the rate they charge for loans. Investors were optimistic about expanding business loans amid the economic recovery as well as growth in digital finance platforms to expedite business loan processing and trade cryptocurrency.

The materials sector was another source of strength, led by the metals and mining industry. As vaccinations spread and economies reopened, demand for power increased, boosting prices of coal. Steel prices rallied late in the reporting period as the Russian war in Ukraine disrupted supply from both countries, and investors were optimistic that demand for coal used in steel production would continue to increase.

On the downside, the consumer discretionary sector detracted from the Index’s return. In the retail industry, consumers’ purchases of durable goods were constrained by sharply rising inflation, weighing on returns. Reductions in government expenditures to contend with the pandemic reduced low-income consumers’ retail purchases, leading to lower-than-expected revenues.

The Index’s research-based selection process is designed to maximize exposure to small cap stocks which are trading at a discount to their fundamentals. The Index significantly outperformed the broader market, as represented by the Russell 2000 Index. From a factor perspective, exposure to the value factor was the biggest positive contributor to relative returns. Positioning within quality and volatility was also beneficial. Exposure to stocks with higher earnings yield detracted. However, from a sector perspective, an underweight allocation to the healthcare sector contributed to relative performance, as did an overweight to and stock selection within the financials sector. Stock selection within the materials sector also contributed positively to relative results. Conversely, an underweight to and stock selection within the energy sector, as well as an underweight to the real estate sector, detracted from relative returns.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	43.0%
Industrials	20.7
Consumer Discretionary	9.5
Materials	8.0
Information Technology	5.8
Energy	4.5
Real Estate	3.5
Utilities	2.0
Consumer Staples	1.5
Health Care	1.0
Communication Services	0.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Customers Bancorp. Inc.	1.2%
Alpha & Omega Semiconductor Ltd.	1.1
RPC Inc.	1.0
AdvanSix Inc.	1.0
Dime Community Bancshares Inc.	1.0
Movado Group Inc.	1.0
Independent Bank Corp.	0.9
Clean Energy Fuels Corp.	0.8
Allegheny Technologies Inc.	0.8
Triumph Bancorp. Inc.	0.8

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	11

Schedule of Investments March 31, 2022	iShares® Factors US Growth Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 2.1%
Expeditors International of Washington Inc.	373	$38,479
FedEx Corp.	97	22,445
United Parcel Service Inc., Class B	263	56,403

		117,327

Automobiles — 2.3%
Tesla Inc.(a)	116	125,002

Beverages — 0.5%
PepsiCo Inc.	170	28,455

Biotechnology — 3.6%
AbbVie Inc.	788	127,743
Amgen Inc.	45	10,882
Moderna Inc.(a)	228	39,275
Vertex Pharmaceuticals Inc.(a)	66	17,224

		195,124

Building Products — 0.3%
Trex Co. Inc.(a)	245	16,006

Capital Markets — 4.1%
Goldman Sachs Group Inc. (The)	312	102,991
MSCI Inc.	184	92,530
Raymond James Financial Inc.	41	4,507
S&P Global Inc.	62	25,431

		225,459

Chemicals — 1.1%
Chemours Co. (The)	966	30,410
Scotts Miracle-Gro Co. (The)	222	27,297

		57,707

Communications Equipment — 0.7%
Arista Networks Inc.(a)	82	11,396
Ubiquiti Inc.	98	28,534

		39,930

Consumer Finance — 0.7%
American Express Co.	12	2,244
Synchrony Financial	1,072	37,316

		39,560

Containers & Packaging — 0.3%
Sealed Air Corp.	239	16,003

Distributors — 0.6%
Pool Corp.	77	32,559

Electric Utilities — 0.1%
NRG Energy Inc.	102	3,913

Electronic Equipment, Instruments & Components — 0.8%
Keysight Technologies Inc.(a)	36	5,687
Vontier Corp.	774	19,652
Zebra Technologies Corp., Class A(a)	42	17,375

		42,714

Entertainment — 0.1%
Playtika Holding Corp.(a)	131	2,532
Take-Two Interactive Software Inc.(a)	22	3,383

		5,915

Equity Real Estate Investment Trusts (REITs) — 0.3%
Public Storage	29	11,318

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
SBA Communications Corp.	11	$3,785

		15,103

Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	168	96,743

Food Products — 0.9%
Hershey Co. (The)	234	50,691

Health Care Equipment & Supplies — 1.9%
Abbott Laboratories	6	710
Figs Inc., Class A(a)	3,528	75,922
IDEXX Laboratories Inc.(a)	45	24,618

		101,250

Health Care Providers & Services — 1.7%
Chemed Corp.	52	26,340
DaVita Inc.(a)	125	14,139
HCA Healthcare Inc.	151	37,843
McKesson Corp.	5	1,531
Molina Healthcare Inc.(a)	47	15,679

		95,532

Health Care Technology — 0.2%
Veeva Systems Inc., Class A(a)	56	11,898

Hotels, Restaurants & Leisure — 1.4%
Domino’s Pizza Inc.	140	56,981
Yum! Brands Inc.	168	19,913

		76,894

Household Durables — 0.3%
Tempur Sealy International Inc.	385	10,749
TopBuild Corp.(a)	39	7,074

		17,823

Household Products — 0.2%
Clorox Co. (The)	88	12,235

Interactive Media & Services — 4.0%
Alphabet Inc., Class A(a)	30	83,440
Alphabet Inc., Class C, NVS(a)	24	67,032
Meta Platforms Inc, Class A(a)	297	66,041

		216,513

Internet & Direct Marketing Retail — 6.4%
Amazon.com Inc.(a)	90	293,395
eBay Inc.	623	35,673
Wayfair Inc., Class A(a)(b)	175	19,387

		348,455

IT Services — 0.6%
Mastercard Inc., Class A	50	17,869
Paychex Inc.	60	8,188
Visa Inc., Class A	21	4,657

		30,714

Leisure Products — 0.1%
YETI Holdings Inc.(a)	92	5,518

Life Sciences Tools & Services — 1.2%
Danaher Corp.	20	5,867
Maravai LifeSciences Holdings Inc., Class A(a)	316	11,145
Mettler-Toledo International Inc.(a)	34	46,688
Thermo Fisher Scientific Inc.	1	591

		64,291

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Factors US Growth Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery — 0.2%
Allison Transmission Holdings Inc.	252	$9,894

Multiline Retail — 1.5%
Dollar General Corp.	32	7,124
Target Corp.	353	74,914

		82,038

Paper & Forest Products — 1.7%
Louisiana-Pacific Corp.	1,491	92,621

Personal Products — 0.5%
Estee Lauder Companies Inc. (The), Class A	10	2,723
Herbalife Nutrition Ltd.(a)	854	25,928

		28,651

Pharmaceuticals — 1.8%
Eli Lilly & Co.	233	66,724
Royalty Pharma PLC, Class A	765	29,805
Zoetis Inc.	10	1,886

		98,415

Professional Services — 1.9%
Booz Allen Hamilton Holding Corp.	1,027	90,212
Robert Half International Inc.	136	15,528

		105,740

Road & Rail — 0.3%
Old Dominion Freight Line Inc.	62	18,518

Semiconductors & Semiconductor Equipment — 8.7%
Advanced Micro Devices Inc.(a)	351	38,378
Allegro MicroSystems Inc.(a)	785	22,294
Applied Materials Inc.	111	14,630
Broadcom Inc.	49	30,854
KLA Corp.	50	18,303
Lam Research Corp.	26	13,978
NVIDIA Corp.	577	157,440
QUALCOMM Inc.	701	107,127
Teradyne Inc.	207	24,474
Texas Instruments Inc.	257	47,154

		474,632

Software — 22.2%
Adobe Inc.(a)	114	51,941
Aspen Technology Inc.(a)	230	38,035
Atlassian Corp. PLC, Class A(a)	238	69,932
Cadence Design Systems Inc.(a)	277	45,555
Citrix Systems Inc.	141	14,227
Crowdstrike Holdings Inc., Class A(a)	296	67,216
Dropbox Inc., Class A(a)	611	14,206
Fair Isaac Corp.(a)	69	32,186
Fortinet Inc.(a)	162	55,362
HubSpot Inc.(a)	60	28,496
Intuit Inc.	89	42,795
Manhattan Associates Inc.(a)	355	49,242
Microsoft Corp.	2,068	637,585
NortonLifeLock Inc.	252	6,683
Nutanix Inc., Class A(a)	214	5,739

Security	Shares	Value

Software (continued)
Oracle Corp.	332	$27,466
Smartsheet Inc., Class A(a)	221	12,106
Synopsys Inc.(a)	34	11,331
Zscaler Inc.(a)(b)	18	4,343

		1,214,446

Specialty Retail — 5.4%
AutoZone Inc.(a)	10	20,446
Bath & Body Works Inc.	355	16,969
Best Buy Co. Inc.	328	29,815
Home Depot Inc. (The)	351	105,065
Leslie’s Inc.(a)	910	17,618
Lowe’s Companies Inc.	226	45,695
Tractor Supply Co.	23	5,367
Williams-Sonoma Inc.	372	53,940

		294,915

Technology Hardware, Storage & Peripherals — 14.9%
Apple Inc.	4,146	723,933
HP Inc.	1,640	59,532
NetApp Inc.	333	27,639

		811,104

Textiles, Apparel & Luxury Goods — 2.2%
Columbia Sportswear Co.	245	22,180
Deckers Outdoor Corp.(a)	211	57,766
Lululemon Athletica Inc.(a)	32	11,687
Nike Inc., Class B	199	26,777

		118,410

Trading Companies & Distributors — 0.2%
WW Grainger Inc.	20	10,316

Total Common Stocks — 99.8% (Cost: $5,653,910)		5,449,034

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	4,275	4,274

Total Short-Term Investments — 0.1% (Cost: $4,273)		4,274

Total Investments in Securities — 99.9% (Cost: $5,658,183)		5,453,308

Other Assets, Less Liabilities — 0.1%		5,660

Net Assets — 100.0%		$5,458,968

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2022	iShares® Factors US Growth Style ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$127,035	$—	$(122,719	)(a)	$(43)	$1	$4,274	4,275	$832	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$5,449,034	$—	$—	$5,449,034
Money Market Funds	4,274	—	—	4,274

	$5,453,308	$—	$—	$5,453,308

See notes to financial statements.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® Factors US Value Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.6%
Lockheed Martin Corp.	19	$8,387
Northrop Grumman Corp.	70	31,305

		39,692

Air Freight & Logistics — 1.2%
CH Robinson Worldwide Inc.	198	21,326
Expeditors International of Washington Inc.	367	37,860
FedEx Corp.	105	24,296

		83,482

Banks — 2.0%
Citigroup Inc.	375	20,025
Citizens Financial Group Inc.	195	8,839
Comerica Inc.	60	5,426
JPMorgan Chase & Co.	152	20,721
Popular Inc.	895	73,157
Regions Financial Corp.	880	19,589

		147,757

Biotechnology — 1.4%
Amgen Inc.	149	36,031
Biogen Inc.(a)	60	12,636
Gilead Sciences Inc.	700	41,615
Vertex Pharmaceuticals Inc.(a)	56	14,614

		104,896

Building Products — 1.3%
Hayward Holdings Inc.(a)	61	1,014
Lennox International Inc.	223	57,503
Masco Corp.	744	37,944

		96,461

Capital Markets — 9.4%
Ameriprise Financial Inc.	64	19,223
Evercore Inc., Class A	1,154	128,463
Franklin Resources Inc.	968	27,027
Goldman Sachs Group Inc. (The)	216	71,302
Jefferies Financial Group Inc.	4,150	136,328
Lazard Ltd., Class A	2,956	101,982
Morgan Stanley	376	32,862
MSCI Inc.	32	16,092
Northern Trust Corp.	18	2,096
Raymond James Financial Inc.	462	50,779
S&P Global Inc.	1	410
State Street Corp.	369	32,147
Stifel Financial Corp.	409	27,771
Virtu Financial Inc., Class A	927	34,503

		680,985

Chemicals — 0.1%
CF Industries Holdings Inc.	48	4,947
Chemours Co. (The)	112	3,526

		8,473

Commercial Services & Supplies — 0.7%
Republic Services Inc.	198	26,235
Waste Management Inc.	173	27,421

		53,656

Communications Equipment — 2.1%
Cisco Systems Inc.	911	50,797
Juniper Networks Inc.	26	966
Motorola Solutions Inc.	237	57,402

Security	Shares	Value

Communications Equipment (continued)
Ubiquiti Inc.(b)	160	$46,586

		155,751

Consumer Finance — 2.7%
Ally Financial Inc.	1,765	76,742
American Express Co.	47	8,789
Capital One Financial Corp.	290	38,074
OneMain Holdings Inc.	823	39,019
SLM Corp.	625	11,475
Synchrony Financial	678	23,601

		197,700

Containers & Packaging — 1.4%
Amcor PLC	2,816	31,905
Avery Dennison Corp.	52	9,047
Ball Corp.	87	7,830
Sealed Air Corp.	498	33,346
Silgan Holdings Inc.	452	20,896

		103,024

Diversified Consumer Services — 0.3%
H&R Block Inc.	805	20,962

Diversified Financial Services — 0.7%
Equitable Holdings Inc.	466	14,404
Voya Financial Inc.	567	37,621

		52,025

Diversified Telecommunication Services — 3.1%
AT&T Inc.	2,075	49,032
Lumen Technologies Inc.	4,494	50,648
Verizon Communications Inc.	2,430	123,784

		223,464

Electric Utilities — 2.2%
Duke Energy Corp.	197	21,997
Entergy Corp.	317	37,010
Exelon Corp.	12	572
FirstEnergy Corp.	226	10,364
Hawaiian Electric Industries Inc.	1,227	51,914
IDACORP Inc.	56	6,460
NRG Energy Inc.	506	19,410
Pinnacle West Capital Corp.	8	625
Xcel Energy Inc.	157	11,331

		159,683

Electrical Equipment — 0.5%
nVent Electric PLC	1,121	38,988

Electronic Equipment, Instruments & Components — 0.5%
Avnet Inc.	358	14,531
Corning Inc.	26	960
Jabil Inc.	52	3,210
Vontier Corp.(b)	642	16,300

		35,001

Entertainment — 0.7%
Activision Blizzard Inc.	295	23,632
Electronic Arts Inc.	50	6,326
Take-Two Interactive Software Inc.(a)(b)	87	13,375
Zynga Inc., Class A(a)	383	3,539

		46,872

Equity Real Estate Investment Trusts (REITs) — 3.0%
Brixmor Property Group Inc.	917	23,668
Equity Residential	384	34,529
Healthpeak Properties Inc.	536	18,401

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2022	iShares® Factors US Value Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Orion Office REIT Inc.	292	$4,088
Public Storage	84	32,784
SBA Communications Corp.	99	34,066
SL Green Realty Corp.	825	66,973

		214,509

Food & Staples Retailing — 4.1%
Albertsons Companies Inc., Class A	2,399	79,767
Kroger Co. (The)	1,328	76,187
Walgreens Boots Alliance Inc.	170	7,611
Walmart Inc.	879	130,901

		294,466

Food Products — 1.6%
Campbell Soup Co.	299	13,326
Flowers Foods Inc.	2,297	59,056
General Mills Inc.	53	3,589
Hershey Co. (The)	106	22,963
JM Smucker Co. (The)	139	18,822
Mondelez International Inc., Class A	9	565

		118,321

Gas Utilities — 0.1%
National Fuel Gas Co.	107	7,351

Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	135	15,979
Baxter International Inc.	14	1,086
DENTSPLY SIRONA Inc.	117	5,759
Figs Inc., Class A(a)	3,154	67,874
Medtronic PLC	110	12,204
Zimvie Inc.(a)	3,817	87,180

		190,082

Health Care Providers & Services — 2.8%
Cardinal Health Inc.	19	1,077
Chemed Corp.	20	10,131
CVS Health Corp.	840	85,016
DaVita Inc.(a)	182	20,586
McKesson Corp.	30	9,184
Molina Healthcare Inc.(a)	55	18,348
Signify Health Inc., Class A(a)	481	8,730
UnitedHealth Group Inc.	99	50,487

		203,559

Health Care Technology — 0.1%
Cerner Corp.	103	9,637

Hotels, Restaurants & Leisure — 1.9%
Domino’s Pizza Inc.	93	37,852
McDonald’s Corp.	178	44,016
Yum! Brands Inc.	475	56,302

		138,170

Household Durables — 0.3%
Newell Brands Inc.	1,091	23,358

Household Products — 2.5%
Clorox Co. (The)	13	1,807
Colgate-Palmolive Co.	270	20,474
Kimberly-Clark Corp.	217	26,726
Procter & Gamble Co. (The)	864	132,019

		181,026

Independent Power and Renewable Electricity Producers — 0.4%
Vistra Corp.	1,290	29,993

Security	Shares	Value

Insurance — 8.4%
Aflac Inc.	791	$50,932
Alleghany Corp.(a)	3	2,541
Allstate Corp. (The)	380	52,634
American Financial Group Inc./OH	262	38,152
Aon PLC, Class A	60	19,538
Assurant Inc.	124	22,547
Assured Guaranty Ltd.	364	23,172
Axis Capital Holdings Ltd.	200	12,094
Brighthouse Financial Inc.(a)	775	40,036
Cincinnati Financial Corp.	13	1,767
CNA Financial Corp.	544	26,449
Everest Re Group Ltd.	25	7,535
Globe Life Inc.	41	4,125
Hanover Insurance Group Inc. (The)	212	31,698
Hartford Financial Services Group Inc. (The)	396	28,437
Loews Corp.	703	45,568
Mercury General Corp.	619	34,045
MetLife Inc.	724	50,883
Old Republic International Corp.	621	16,065
Primerica Inc.	191	26,133
Principal Financial Group Inc.	104	7,635
Travelers Companies Inc. (The)	114	20,831
Unum Group	135	4,254
White Mountains Insurance Group Ltd.	36	40,905

		607,976

Internet & Direct Marketing Retail — 0.6%
Qurate Retail Inc., Series A	4,853	23,100
Wayfair Inc., Class A(a)(b)	173	19,165

		42,265

IT Services — 2.2%
Akamai Technologies Inc.(a)(b)	61	7,283
Concentrix Corp.	75	12,492
International Business Machines Corp.	84	10,922
Kyndryl Holdings Inc.(a)	2,507	32,892
Paychex Inc.	84	11,463
VeriSign Inc.(a)	240	53,390
Western Union Co. (The)	1,754	32,870

		161,312

Leisure Products — 0.1%
Hasbro Inc.	60	4,915

Life Sciences Tools & Services — 0.9%
Danaher Corp.	83	24,346
Thermo Fisher Scientific Inc.	72	42,527

		66,873

Machinery — 2.4%
AGCO Corp.	76	11,098
Allison Transmission Holdings Inc.	665	26,108
Dover Corp.	48	7,531
Illinois Tool Works Inc.	53	11,098
Otis Worldwide Corp.	1,384	106,499
Pentair PLC	167	9,053

		171,387

Media — 0.9%
Altice USA Inc., Class A(a)	322	4,019
Comcast Corp., Class A	550	25,751
Loyalty Ventures Inc.(a)	1,432	23,671
News Corp., Class A, NVS	16	354
News Corp., Class B	157	3,536

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® Factors US Value Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Omnicom Group Inc.	4	$339
Sirius XM Holdings Inc.(b)	1,282	8,487

		66,157

Metals & Mining — 0.7%
Alcoa Corp.	174	15,665
Nucor Corp.	4	595
Reliance Steel & Aluminum Co.	184	33,736
Steel Dynamics Inc.	22	1,836

		51,832

Multi-Utilities — 1.3%
Ameren Corp.	359	33,660
CMS Energy Corp.	48	3,357
Consolidated Edison Inc.	274	25,942
NiSource Inc.	257	8,173
WEC Energy Group Inc.	204	20,361

		91,493

Multiline Retail — 1.3%
Kohl’s Corp.	363	21,947
Target Corp.	349	74,065

		96,012

Oil, Gas & Consumable Fuels — 5.0%
Antero Midstream Corp.	7,956	86,482
APA Corp.	82	3,389
Chevron Corp.	194	31,589
ConocoPhillips	524	52,400
Coterra Energy Inc.	1,061	28,615
Devon Energy Corp.	1,220	72,139
DTE Midstream LLC(a)	867	47,043
Exxon Mobil Corp.	228	18,831
Marathon Oil Corp.	892	22,398

		362,886

Paper & Forest Products — 2.6%
Louisiana-Pacific Corp.	1,494	92,807
Sylvamo Corp.(a)	2,940	97,843

		190,650

Personal Products — 0.4%
Herbalife Nutrition Ltd.(a)	1,000	30,360

Pharmaceuticals — 8.8%
Bristol-Myers Squibb Co.	1,360	99,321
Eli Lilly & Co.	109	31,214
Johnson & Johnson	1,223	216,752
Merck & Co. Inc.	1,975	162,049
Organon & Co.	345	12,051
Pfizer Inc.	2,130	110,270
Royalty Pharma PLC, Class A	166	6,467

		638,124

Professional Services — 1.7%
Dun & Bradstreet Holdings Inc.(a)	1,264	22,145
FTI Consulting Inc.(a)	321	50,468
Legalzoomcom Inc.(a)(b)	1,018	14,394
ManpowerGroup Inc.	55	5,166
Robert Half International Inc.	240	27,403

		119,576

Road & Rail — 0.3%
Landstar System Inc.	47	7,089
Schneider National Inc., Class B	612	15,606

		22,695

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 1.9%
Cirrus Logic Inc.(a)	129	$10,938
Intel Corp.	821	40,689
NXP Semiconductors NV	19	3,516
Qorvo Inc.(a)	113	14,023
Texas Instruments Inc.	381	69,906

		139,072

Software — 1.5%
CDK Global Inc.	89	4,332
Citrix Systems Inc.	344	34,710
Manhattan Associates Inc.(a)	272	37,729
NortonLifeLock Inc.	275	7,293
Oracle Corp.	48	3,971
Teradata Corp.(a)	459	22,624

		110,659

Specialty Retail — 2.3%
AutoNation Inc.(a)	131	13,045
AutoZone Inc.(a)	10	20,446
Bath & Body Works Inc.	186	8,891
Best Buy Co. Inc.	332	30,179
Dick’s Sporting Goods Inc.	310	31,006
Foot Locker Inc.	325	9,639
Leslie’s Inc.(a)	546	10,571
Williams-Sonoma Inc.	297	43,065

		166,842

Technology Hardware, Storage & Peripherals — 2.8%
Hewlett Packard Enterprise Co.	5,263	87,945
HP Inc.	1,539	55,865
NetApp Inc.	336	27,888
Xerox Holdings Corp.	1,665	33,583

		205,281

Textiles, Apparel & Luxury Goods — 1.0%
Columbia Sportswear Co.	256	23,176
Deckers Outdoor Corp.(a)	143	39,149
Ralph Lauren Corp.	95	10,777

		73,102

Tobacco — 1.6%
Altria Group Inc.	565	29,521
Philip Morris International Inc.	887	83,325

		112,846

Trading Companies & Distributors — 0.7%
MSC Industrial Direct Co. Inc., Class A	33	2,812
Watsco Inc.	42	12,795
WW Grainger Inc.	69	35,589

		51,196

Total Common Stocks — 99.7% (Cost: $7,484,824)		7,242,855

Short-Term Investments

Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	105,581	105,560

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2022	iShares® Factors US Value Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	10,000	$10,000

		115,560

Total Short-Term Investments — 1.6% (Cost: $115,543)		115,560

Total Investments in Securities — 101.3% (Cost: $7,600,367)		7,358,415

Other Assets, Less Liabilities — (1.3)%		(95,420)

Net Assets — 100.0%		$7,262,995

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$178,136	$—		$(72,551	)(a)	$(42)	$17	$105,560	105,581	$910	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	10,000	(a)	—		—	—	10,000	10,000	1		—

						$(42)	$17	$115,560		$911		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$7,242,855	$—	$—	$7,242,855
Money Market Funds	115,560	—	—	115,560

	$7,358,415	$—	$—	$7,358,415

See notes to financial statements.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® US Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.4%
Ducommun Inc.(a)	13,637	$714,442

Air Freight & Logistics — 0.4%
Atlas Air Worldwide Holdings Inc.(a)	7,369	636,461

Auto Components — 0.7%
Dana Inc.	36,346	638,599
Modine Manufacturing Co.(a)	71,767	646,621

		1,285,220

Banks — 31.5%
1st Source Corp.	14,535	672,244
Allegiance Bancshares Inc.	19,129	854,684
Atlantic Union Bankshares Corp.	20,969	769,353
Banc of California Inc.	44,269	857,048
BancFirst Corp.	10,970	912,814
Bank of NT Butterfield & Son Ltd. (The)	20,100	721,188
BankUnited Inc.	12,864	565,501
Brookline Bancorp. Inc.	42,054	665,294
Cadence Bank	18,159	531,332
Cathay General Bancorp	20,678	925,340
Central Pacific Financial Corp.	26,791	747,469
City Holding Co.	4,962	390,509
Columbia Banking System Inc.	15,290	493,408
Community Trust Bancorp. Inc.	15,879	654,215
ConnectOne Bancorp. Inc.	31,851	1,019,551
CrossFirst Bankshares Inc.(a)	51,610	813,374
Customers Bancorp. Inc.(a)	40,027	2,087,008
CVB Financial Corp.	25,842	599,793
Dime Community Bancshares Inc.	51,406	1,777,105
Enterprise Financial Services Corp.	16,449	778,202
First BanCorp./Puerto Rico	67,647	887,529
First Bancshares Inc. (The)	21,367	719,213
First Busey Corp.	28,247	715,779
First Financial Bancorp	34,589	797,276
First Financial Corp./IN	14,288	618,385
First Foundation Inc.	34,276	832,564
First Merchants Corp.	19,347	804,835
Flushing Financial Corp.	42,595	951,998
Fulton Financial Corp.	48,050	798,591
German American Bancorp. Inc.	16,508	627,139
Great Southern Bancorp. Inc.	12,369	729,895
Hancock Whitney Corp.	23,833	1,242,891
Hanmi Financial Corp.	44,282	1,089,780
Heritage Commerce Corp.	67,364	757,845
Heritage Financial Corp./WA	16,494	413,340
Home BancShares Inc./AR	29,607	669,118
HomeStreet Inc.	13,513	640,246
Hope Bancorp Inc.	54,340	873,787
Horizon Bancorp Inc./IN	44,414	829,209
Independent Bank Corp.	19,902	1,625,794
Independent Bank Corp./MI	35,687	785,114
Independent Bank Group Inc.	10,142	721,705
Investors Bancorp. Inc.	61,724	921,539
Lakeland Bancorp. Inc.	45,014	751,734
Meta Financial Group Inc.	18,811	1,033,100
Midland States Bancorp. Inc.	34,874	1,006,464
NBT Bancorp. Inc.	13,605	491,549
Nicolet Bankshares Inc.(a)(b)	8,207	767,929
OFG Bancorp	28,678	763,982

Security	Shares	Value

Banks (continued)
Old National Bancorp./IN	35,674	$584,340
Pacific Premier Bancorp. Inc.	18,051	638,103
Peoples Bancorp. Inc./OH	23,470	734,846
Preferred Bank/Los Angeles CA	2,254	166,999
Premier Financial Corp.	28,810	873,807
S&T Bancorp. Inc.	19,252	569,474
Sandy Spring Bancorp. Inc.	19,416	872,167
Seacoast Banking Corp. of Florida	24,847	870,142
Simmons First National Corp., Class A	22,768	596,977
South State Corp.	9,320	760,419
Texas Capital Bancshares Inc.(a)	14,400	825,264
Tompkins Financial Corp.	7,890	617,550
Towne Bank/Portsmouth VA	27,350	818,859
TriCo Bancshares	18,298	732,469
TriState Capital Holdings Inc.(a)	33,854	1,124,968
Triumph Bancorp. Inc.(a)	14,396	1,353,512
Trustmark Corp.	15,645	475,452
United Bankshares Inc./WV	20,871	727,980
United Community Banks Inc./GA	25,247	878,596
Valley National Bancorp.	65,402	851,534
Washington Trust Bancorp. Inc.	14,615	767,287

		56,544,507

Biotechnology — 0.3%
Vanda Pharmaceuticals Inc.(a)	46,420	525,010

Building Products — 1.5%
American Woodmark Corp.(a)	5,704	279,211
Apogee Enterprises Inc.	20,978	995,616
Insteel Industries Inc.	23,974	886,798
Quanex Building Products Corp.	24,347	511,044

		2,672,669

Capital Markets — 1.7%
BGC Partners Inc., Class A	186,913	822,417
Cowen Inc., Class A	27,578	747,364
Federated Hermes Inc.	20,819	709,095
Piper Sandler Cos	6,135	805,219

		3,084,095

Chemicals — 2.4%
AdvanSix Inc.	34,806	1,778,238
Avient Corp.	16,943	813,264
Ecovyst Inc.	43,776	506,051
HB Fuller Co.	9,787	646,627
Minerals Technologies Inc.	8,768	580,003

		4,324,183

Commercial Services & Supplies — 3.7%
ABM Industries Inc.	12,246	563,806
ACCO Brands Corp.	77,202	617,616
BrightView Holdings Inc.(a)	39,359	535,676
HNI Corp.	14,271	528,741
Interface Inc.	73,223	993,636
KAR Auction Services Inc.(a)	31,090	561,174
Matthews International Corp., Class A	20,055	648,980
MillerKnoll Inc.	26,767	925,067
SP Plus Corp.(a)	24,999	783,969
Steelcase Inc., Class A	44,410	530,699

		6,689,364

Communications Equipment — 0.6%
Comtech Telecommunications Corp.	32,043	502,755

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2022	iShares® US Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
NetScout Systems Inc.(a)	20,562	$659,629

		1,162,384

Construction & Engineering — 2.5%
Arcosa Inc.	10,182	582,920
EMCOR Group Inc.	6,621	745,723
Great Lakes Dredge & Dock Corp.(a)	47,102	660,841
MYR Group Inc.(a)	12,058	1,133,934
Primoris Services Corp.	24,875	592,522
Sterling Construction Co. Inc.(a)	31,671	848,783

		4,564,723

Construction Materials — 0.5%
Summit Materials Inc., Class A(a)	27,118	842,285

Consumer Finance — 0.8%
EZCORP Inc., Class A, NVS(a)	89,001	537,566
World Acceptance Corp.(a)	4,244	814,169

		1,351,735

Distributors — 0.7%
Funko Inc., Class A(a)(b)	77,427	1,335,616

Diversified Consumer Services — 0.2%
Laureate Education Inc., Class A	33,703	399,381

Electrical Equipment — 1.2%
Encore Wire Corp.	9,665	1,102,486
Powell Industries Inc.	18,598	361,173
Thermon Group Holdings Inc.(a)	39,963	647,401

		2,111,060

Electronic Equipment, Instruments & Components — 2.5%
Benchmark Electronics Inc.	22,273	557,716
Insight Enterprises Inc.(a)	7,920	849,974
Knowles Corp.(a)	30,046	646,890
Methode Electronics Inc.	15,725	680,106
Sanmina Corp.(a)	16,552	669,032
TTM Technologies Inc.(a)	39,239	581,522
Vishay Intertechnology Inc.	28,756	563,618

		4,548,858

Energy Equipment & Services — 1.8%
National Energy Services Reunited Corp.(a)	70,177	589,487
RPC Inc.(a)	169,813	1,811,904
Solaris Oilfield Infrastructure Inc., Class A	70,782	799,129

		3,200,520

Equity Real Estate Investment Trusts (REITs) — 3.2%
Acadia Realty Trust	42,670	924,659
Kite Realty Group Trust	38,740	882,110
Piedmont Office Realty Trust Inc., Class A	32,986	568,019
Sabra Health Care REIT Inc.	32,579	485,101
SITE Centers Corp.	62,265	1,040,448
Summit Hotel Properties Inc.(a)	86,540	861,938
Xenia Hotels & Resorts Inc.(a)	51,113	985,970

		5,748,245

Food & Staples Retailing — 1.2%
Andersons Inc. (The)	23,380	1,175,079
SpartanNash Co.	27,419	904,553

		2,079,632

Food Products — 0.3%
Fresh Del Monte Produce Inc.	19,582	507,370

Security	Shares	Value

Gas Utilities — 0.6%
Southwest Gas Holdings Inc.	7,114	$556,955
Spire Inc.	8,415	603,861

		1,160,816

Health Care Providers & Services — 0.3%
Select Medical Holdings Corp.	21,504	515,881

Household Durables — 2.4%
Century Communities Inc.	10,602	567,949
Ethan Allen Interiors Inc.	33,110	863,178
Hooker Furnishings Corp.	17,395	329,461
KB Home	11,672	377,939
La-Z-Boy Inc.	14,186	374,085
M/I Homes Inc.(a)	9,721	431,126
Meritage Homes Corp.(a)	4,060	321,674
Taylor Morrison Home Corp.(a)	18,211	495,704
Tri Pointe Homes Inc.(a)	24,724	496,458

		4,257,574

Insurance — 4.2%
American Equity Investment Life Holding Co.	20,369	812,927
CNO Financial Group Inc.	27,944	701,115
Employers Holdings Inc.	9,271	380,296
Enstar Group Ltd.(a)	2,775	724,691
HCI Group Inc.	9,095	620,097
Heritage Insurance Holdings Inc.	44,131	315,095
Horace Mann Educators Corp.	10,999	460,088
ProAssurance Corp.	23,245	624,826
Selective Insurance Group Inc.	8,706	777,968
SiriusPoint Ltd.(a)	64,577	483,036
Stewart Information Services Corp.	8,383	508,094
United Fire Group Inc.	22,093	686,430
Universal Insurance Holdings Inc.	32,379	436,793

		7,531,456

Machinery — 3.4%
Altra Industrial Motion Corp.	12,139	472,571
Barnes Group Inc.	12,528	503,500
Columbus McKinnon Corp./NY	13,554	574,690
EnPro Industries Inc.	7,945	776,465
Greenbrier Companies Inc. (The)	15,234	784,703
Meritor Inc.(a)	21,387	760,736
Mueller Industries Inc.	16,576	897,922
REV Group Inc.	56,860	761,924
Wabash National Corp.	37,543	557,138

		6,089,649

Marine — 0.7%
Matson Inc.	11,182	1,348,773

Media — 0.5%
Scholastic Corp.	21,372	860,864

Metals & Mining — 4.5%
Allegheny Technologies Inc.(a)(b)	51,411	1,379,871
Carpenter Technology Corp.	24,676	1,035,898
Commercial Metals Co.	22,438	933,870
Haynes International Inc.	26,227	1,117,270
Kaiser Aluminum Corp.	8,372	788,308
Schnitzer Steel Industries Inc., Class A	23,313	1,210,877
Warrior Met Coal Inc.	26,241	973,804
Worthington Industries Inc.	10,979	564,430

		8,004,328

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® US Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment — 0.2%
Broadmark Realty Capital Inc.	45,362	$392,381

Multi-Utilities — 1.3%
Avista Corp.	13,157	594,039
Black Hills Corp.	8,376	645,120
NorthWestern Corp.	9,213	557,294
Unitil Corp.	11,596	578,408

		2,374,861

Oil, Gas & Consumable Fuels — 2.5%
Clean Energy Fuels Corp.(a)	180,768	1,435,298
CNX Resources Corp.(a)	47,517	984,552
DHT Holdings Inc.	86,828	503,603
Dorian LPG Ltd.	56,015	811,657
Nordic American Tankers Ltd.	128,468	273,637
World Fuel Services Corp.	21,173	572,518

		4,581,265

Paper & Forest Products — 0.4%
Clearwater Paper Corp.(a)	11,815	331,174
Glatfelter Corp.	32,568	403,192

		734,366

Pharmaceuticals — 0.4%
Prestige Consumer Healthcare Inc.(a)	12,293	650,791

Professional Services — 1.7%
Heidrick & Struggles International Inc.	22,801	902,464
Kelly Services Inc., Class A, NVS	26,267	569,731
Resources Connection Inc.	38,865	666,146
TrueBlue Inc.(a)	28,968	836,885

		2,975,226

Real Estate Management & Development — 0.2%
RE/MAX Holdings Inc., Class A	13,716	380,345

Road & Rail — 1.1%
ArcBest Corp.	14,434	1,161,937
Covenant Logistics Group Inc., Class A	25,592	550,996
U.S. Xpress Enterprises Inc., Class A(a)(b)	54,204	210,311

		1,923,244

Semiconductors & Semiconductor Equipment — 2.0%
Alpha & Omega Semiconductor Ltd.(a)	34,969	1,911,056
Amkor Technology Inc.	40,056	870,016
SMART Global Holdings Inc.(a)	32,826	847,896

		3,628,968

Software — 0.4%
Xperi Holding Corp.	39,043	676,225

Specialty Retail — 3.3%
Abercrombie & Fitch Co., Class A(a)	32,170	1,029,118
Hibbett Inc.	11,444	507,427
MarineMax Inc.(a)(b)	17,448	702,456
ODP Corp. (The)(a)	23,049	1,056,336
Rent-A-Center Inc./TX	15,005	377,976
Sportsman’s Warehouse Holdings Inc.(a)	31,275	334,330
Tilly’s Inc., Class A	74,307	695,513
Urban Outfitters Inc.(a)(b)	21,515	540,242

Security	Shares	Value

Specialty Retail (continued)
Zumiez Inc.(a)(b)	16,129	$616,289

		5,859,687

Textiles, Apparel & Luxury Goods — 1.8%
Movado Group Inc.	45,101	1,761,194
Superior Group of Companies Inc.	19,292	344,362
Unifi Inc.(a)	34,947	632,541
Vera Bradley Inc.(a)	73,284	562,088

		3,300,185

Thrifts & Mortgage Finance — 3.2%
Kearny Financial Corp./MD	62,220	801,394
NMI Holdings Inc., Class A(a)	25,139	518,366
Northfield Bancorp. Inc.	49,101	705,091
Provident Financial Services Inc.	29,800	697,320
Radian Group Inc.	30,685	681,514
TrustCo Bank Corp. NY	13,110	418,602
Washington Federal Inc.	21,506	705,827
WSFS Financial Corp.	26,036	1,213,798

		5,741,912

Trading Companies & Distributors — 3.5%
Beacon Roofing Supply Inc.(a)(b)	14,449	856,537
Boise Cascade Co.	11,222	779,592
DXP Enterprises Inc./TX(a)	27,810	753,373
GMS Inc.(a)(b)	18,594	925,423
Rush Enterprises Inc., Class A	13,296	676,899
Titan Machinery Inc.(a)	33,879	957,421
WESCO International Inc.(a)	10,184	1,325,346

		6,274,591

Total Common Stocks — 96.7% (Cost: $169,627,158)		173,591,148

Short-Term Investments

Money Market Funds — 5.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	3,780,117	3,779,361
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	6,160,000	6,160,000

		9,939,361

Total Short-Term Investments — 5.5% (Cost: $9,939,118)		9,939,361

Total Investments in Securities — 102.2% (Cost: $179,566,276)		183,530,509

Other Assets, Less Liabilities — (2.2)%		(4,032,018)

Net Assets — 100.0%		$179,498,491

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2022	iShares® US Small Cap Value Factor ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$376,585	$3,405,257	(a)	$—		$(2,724)	$243	$3,779,361	3,780,117	$2,895	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	11,350,000	—		(5,190,000	)(a)	—	—	6,160,000	6,160,000	1,375		—

						$(2,724)	$243	$9,939,361		$4,270		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts Russell 2000 E-Mini Index	3	06/17/22	$310	$8,112

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	02/27/23	$1,234,554	$(40,573	)(c)	$1,193,744	0.7%
	Monthly	HSBC Bank PLC(d)	02/10/23	2,183,891	59,014	(e)	2,217,745	1.2
	Monthly	JPMorgan Chase Bank NA(f)	02/08/23	2,141,519	(10,725	)(g)	2,125,039	1.2

					$7,716		$5,536,528

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $237 of net dividends and financing fees.
(e)	Amount includes $25,160 of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $5,755 of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	65 basis points	65 basis points	65 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Bank Funding Rate	USD - 1D Overnight Bank Funding Rate
	(FEDL01)	(OBFR01)	(OBFR01)

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® US Small Cap Value Factor ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of March 31, 2022 expiration 2/27/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
BankUnited Inc.	705	$30,992	2.6%
Central Pacific Financial Corp.	3,402	94,916	7.9
CVB Financial Corp.	1,154	26,784	2.2
First Financial Bancorp.	1,209	27,867	2.3
Heritage Financial Corp./WA	631	15,813	1.3
Independent Bank Corp.	67	5,473	0.5
NBT Bancorp. Inc.	580	20,955	1.7
OFG Bancorp.	3,079	82,025	6.9
Pacific Premier Bancorp. Inc.	576	20,362	1.7
Preferred Bank/Los Angeles CA	5,359	397,048	33.3
Simmons First National Corp.	2,910	76,300	6.4
Trustmark Corp.	1,254	38,109	3.2
United Community Banks Inc./GA	89	3,097	0.3

		839,741

Insurance
Employers Holdings Inc.	1,518	62,268	5.2
Horace Mann Educators Corp.	345	14,431	1.2
ProAssurance Corp.	996	26,772	2.3

		103,471

Thrifts & Mortgage Finance
Provident Financial Services Inc.	326	7,628	0.6
TrustCo Bank Corp. NY	564	18,009	1.5
WSFS Financial Corp.	4,824	224,895	18.9

		250,532

Total Reference Entity — Long		1,193,744

Net Value of Reference Entity — Goldman Sachs Bank USA		$1,193,744

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of March 31, 2022 expiration 2/10/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Allegiance Bancshares Inc.	40	$1,787	0.1%
BankUnited Inc.	5,346	235,010	10.6
Brookline Bancorp. Inc.	4,989	78,926	3.6
Cadence Bank	2,826	82,689	3.7
City Holding Co.	1,059	83,343	3.7
Columbia Banking System Inc.	2,243	72,382	3.3
First BanCorp./Puerto Rico	8,261	108,384	4.9
First Financial Bancorp.	1,521	35,059	1.6
Hanmi Financial Corp.	5,253	129,276	5.8
Heritage Financial Corp./WA	7,287	182,612	8.2
HomeStreet Inc.	2,274	107,742	4.9
Meta Financial Group Inc.	2,243	123,186	5.5
NBT Bancorp. Inc.	2,554	92,276	4.2
OFG Bancorp.	382	10,176	0.5
Pacific Premier Bancorp. Inc.	2,142	75,720	3.4

	Shares	Value	% of Basket Value

Preferred Bank/Los Angeles CA	2,535	$187,818	8.5
S&T Bancorp. Inc.	2,438	72,116	3.2
Simmons First National Corp.	1,428	37,442	1.7
Trustmark Corp.	2,632	79,986	3.6

		1,795,930

Insurance
Employers Holdings Inc.	1,373	56,320	2.5
Horace Mann Educators Corp.	932	38,986	1.8
ProAssurance Corp.	2,503	67,281	3.0
Stewart Information Services Corp.	1,180	71,520	3.2

		234,107

Thrifts & Mortgage Finance
Provident Financial Services Inc.	3,209	75,091	3.4
TrustCo Bank Corp. NY	3,527	112,617	5.1

		187,708

Total Reference Entity — Long		2,217,745

Net Value of Reference Entity — HSBC Bank PLC		$2,217,745

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of March 31, 2022 expiration 2/8/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
BankUnited Inc.	1,532	$67,347	3.2%
Brookline Bancorp. Inc.	4,887	77,312	3.6
Cadence Bank	2,180	63,787	3.0
Central Pacific Financial Corp.	2,824	78,790	3.7
City Holding Co.	1,772	139,456	6.6
Columbia Banking System Inc.	1,290	41,628	2.0
First BanCorp./Puerto Rico	9,957	130,636	6.1
Hanmi Financial Corp.	5,070	124,773	5.9
HomeStreet Inc.	1,604	75,998	3.6
Hope Bancorp Inc.	4,735	76,139	3.6
Independent Bank Corp.	501	40,927	1.9
Meta Financial Group Inc.	2,270	124,668	5.9
OFG Bancorp.	3,824	101,871	4.8
Pacific Premier Bancorp. Inc.	1,472	52,035	2.4
Preferred Bank/Los Angeles CA	3,804	281,838	13.3
S&T Bancorp. Inc.	3,688	109,091	5.1
Simmons First National Corp.	1,209	31,700	1.5
Trustmark Corp.	1,438	43,701	2.0
United Community Banks Inc./GA	1,130	39,324	1.8

		1,701,021

Insurance
Employers Holdings Inc.	2,679	109,893	5.2
Horace Mann Educators Corp.	1,165	48,732	2.3
ProAssurance Corp.	1,960	52,685	2.5
Stewart Information Services Corp.	675	40,912	1.9

		252,222

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2022	iShares® US Small Cap Value Factor ETF

	Shares	Value	% of Basket Value

Thrifts & Mortgage Finance
Provident Financial Services Inc.	3,385	$79,209	3.7
WSFS Financial Corp.	1,986	92,587	4.4

		171,796

Total Reference Entity — Long		2,125,039

Net Value of Reference Entity — JPMorgan Chase Bank NA		$2,125,039

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Total Return Swaps	$—	$—	$59,014	$(51,298)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$8,112
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$59,014

$67,126

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$51,298

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(28,738)
Swaps	40,784

$12,046

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$8,112
Swaps	325,019

$333,131

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$221,192
Total return swaps:
Average notional value	$4,674,584

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® US Small Cap Value Factor ETF

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$8,112	$—
Swaps - OTC(a)	59,014	51,298

Total derivative assets and liabilities in the Statement of Assets and Liabilities	67,126	51,298
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(8,112)	—

Total derivative assets and liabilities subject to an MNA	59,014	51,298

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available		Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Received	Received	Assets	(b)

HSBC Bank PLC	$59,014	$—		$—	$—	$59,014

	Derivative Liabilities Subject to an MNA by	Derivatives Available		Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Pledged	Pledged	Liabilities	(c)

Goldman Sachs Bank USA	$40,573	$—		$—	$—	$40,573
JPMorgan Chase Bank NA	10,725	—		—	—	10,725

	$51,298	$—		$—	$—	$51,298

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2022	iShares® US Small Cap Value Factor ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$173,591,148	$—	$—	$173,591,148
Money Market Funds	9,939,361	—	—	9,939,361

	$183,530,509	$—	$—	$183,530,509

Derivative financial instruments(a)
Assets
Futures Contracts	$8,112	$—	$—	$8,112
Swaps	—	59,014	—	59,014
Liabilities
Swaps	—	(51,298)	—	(51,298)

	$8,112	$7,716	$—	$15,828

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2022

	iShares Factors US Growth Style ETF	iShares Factors US Value Style ETF	iShares US Small Cap Value Factor ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$5,449,034	$7,242,855	$173,591,148
Affiliated(c)	4,274	115,560	9,939,361
Cash	9,793	1,020	9,504
Cash pledged:
Futures contracts	—	—	20,000
Receivables:
Investments sold	506	—	27,967
Securities lending income — Affiliated	7	25	637
Dividends	829	10,760	152,333
Unrealized appreciation on:
OTC swaps	—	—	59,014

Total assets	5,464,443	7,370,220	183,799,964

LIABILITIES
Collateral on securities loaned, at value	4,306	105,656	3,781,842
Payables:
Investments purchased	—	—	434,968
Variation margin on futures contracts	—	—	3,320
Investment advisory fees	1,169	1,569	30,045
Unrealized depreciation on:
OTC swaps	—	—	51,298

Total liabilities	5,475	107,225	4,301,473

NET ASSETS	$5,458,968	$7,262,995	$179,498,491

NET ASSETS CONSIST OF:
Paid-in capital	$6,351,386	$7,878,603	$176,735,090
Accumulated earnings (loss)	(892,418)	(615,608)	2,763,401

NET ASSETS	$5,458,968	$7,262,995	$179,498,491

Shares outstanding	150,000	250,000	5,850,000

Net asset value	$36.39	$29.05	$30.68

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$4,094	$100,704	$3,587,491
(b) Investments, at cost — Unaffiliated	$5,653,910	$7,484,824	$169,627,158
(c) Investments, at cost — Affiliated	$4,273	$115,543	$9,939,118

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Operations

Year Ended March 31, 2022

	iShares Factors US Growth Style ETF	iShares Factors US Value Style ETF	iShares US Small Cap Value Factor ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$50,245	$193,405	$2,878,762
Dividends — Affiliated	3	8	1,397
Securities lending income — Affiliated — net	829	903	2,873
Foreign taxes withheld	—	(208)	(2,843)

Total investment income	51,077	194,108	2,880,189

EXPENSES
Investment advisory fees	14,080	18,519	423,098

Total expenses	14,080	18,519	423,098

Less:
Investment advisory fees waived	—	—	(144,074)

Total expenses after fees waived	14,080	18,519	279,024

Net investment income	36,997	175,589	2,601,165

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(637,356)	(81,287)	(1,387,298)
Investments — Affiliated	(43)	(42)	(2,724)
In-kind redemptions — Unaffiliated	2,289,969	2,160,379	7,177,677
Futures contracts	—	—	(28,738)
Swaps	—	—	40,784

Net realized gain	1,652,570	2,079,050	5,799,701

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(1,206,726)	(1,743,625)	(7,137,680)
Investments — Affiliated	1	17	243
Futures contracts	—	—	8,112
Swaps	—	—	325,019

Net change in unrealized appreciation (depreciation)	(1,206,725)	(1,743,608)	(6,804,306)

Net realized and unrealized gain (loss)	445,845	335,442	(1,004,605)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$482,842	$511,031	$1,596,560

See notes to financial statements.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Factors US Growth Style ETF		iShares Factors US Value Style ETF

	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/22	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income	$36,997	$42,898	$175,589	$139,344
Net realized gain (loss)	1,652,570	338,458	2,079,050	(168,124)
Net change in unrealized appreciation (depreciation)	(1,206,725)	1,876,990	(1,743,608)	2,943,489

Net increase in net assets resulting from operations	482,842	2,258,346	511,031	2,914,709

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(43,421)	(43,655)	(173,963)	(158,652)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	167,748	(1,416,764)	62,505	614,979

NET ASSETS

Total increase in net assets	607,169	797,927	399,573	3,371,036
Beginning of year	4,851,799	4,053,872	6,863,422	3,492,386

End of year	$5,458,968	$4,851,799	$7,262,995	$6,863,422

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets (continued)

	iShares US Small Cap Value Factor ETF

	Year Ended 03/31/22	Period From 10/27/20 to 03/31/21	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,601,165	$374,760
Net realized gain	5,799,701	5,494,147
Net change in unrealized appreciation (depreciation)	(6,804,306)	10,784,367

Net increase in net assets resulting from operations	1,596,560	16,653,274

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(3,383,522)	(394,188)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	68,225,121	96,801,246

NET ASSETS
Total increase in net assets	66,438,159	113,060,332
Beginning of period	113,060,332	—

End of period	$179,498,491	$113,060,332

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Factors US Growth Style ETF

			Period From

	Year Ended	Year Ended	01/14/20	(a)
	03/31/22	03/31/21	to 03/31/20

Net asset value, beginning of period	$32.35	$20.27	$24.96

Net investment income(b)	0.24	0.25	0.06
Net realized and unrealized gain (loss)(c)	4.06	12.08		(4.69)

Net increase (decrease) from investment operations	4.30	12.33		(4.63)

Distributions(d)

From net investment income	(0.26)	(0.25)		(0.06)

Return of capital	—	—	(0.00	)(e)

Total distributions	(0.26)	(0.25)		(0.06)

Net asset value, end of period	$36.39	$32.35	$20.27

Total Return(f)

Based on net asset value	13.28%	61.00%	(18.54	)%(g)

Ratios to Average Net Assets(h)

Total expenses	0.25%	0.25%	0.25	%(i)

Net investment income	0.66%	0.88%	1.20	%(i)

Supplemental Data

Net assets, end of period (000)	$5,459	$4,852	$4,054

Portfolio turnover rate(j)	111%	103%	13	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Factors US Value Style ETF

			Period From
	Year Ended	Year Ended	01/14/20	(a)
	03/31/22	03/31/21	to 03/31/20

Net asset value, beginning of period	$27.45	$17.46	$25.09

Net investment income(b)	0.69	0.51	0.15
Net realized and unrealized gain (loss)(c)	1.58	10.06		(7.65)

Net increase (decrease) from investment operations	2.27	10.57		(7.50)

Distributions(d)
From net investment income	(0.67)	(0.58)		(0.13)

Total distributions	(0.67)	(0.58)		(0.13)

Net asset value, end of period	$29.05	$27.45	$17.46

Total Return(e)
Based on net asset value	8.28%	61.25%	(29.87	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.25%	0.25%	0.25	%(h)

Net investment income	2.37%	2.29%	3.09	%(h)

Supplemental Data
Net assets, end of period (000)	$7,263	$6,863	$3,492

Portfolio turnover rate(i)	104%	148%	16	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares US Small Cap Value Factor ETF

		Period From
	Year Ended	10/27/20	(a)
	03/31/22	to 03/31/21

Net asset value, beginning of period	$30.56	$19.56

Net investment income(b)	0.57	0.20
Net realized and unrealized gain(c)	0.28	10.94

Net increase from investment operations	0.85	11.14

Distributions(d)
From net investment income	(0.73)		(0.14)

Total distributions	(0.73)		(0.14)

Net asset value, end of period	$30.68	$30.56

Total Return(e)
Based on net asset value	2.79%	57.05	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.30%	0.30	%(h)

Total expenses after fees waived	0.20%	0.20	%(h)

Net investment income	1.84%	1.74	%(h)

Supplemental Data
Net assets, end of period (000)	$179,498	$113,060

Portfolio turnover rate(i)	13%	14	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Factors US Growth Style	Non-diversified
Factors US Value Style	Non-diversified
US Small Cap Value Factor	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Factors US Growth Style
J.P. Morgan Securities LLC	$2,654	$2,654		$—	$—
UBS Securities LLC	1,440	1,440		—	—

	$4,094	$4,094		$—	$—

Factors US Value Style
Barclays Bank PLC	$46,003	$46,003		$—	$—
Citigroup Global Markets, Inc.	11,865	11,865		—	—
J.P. Morgan Securities LLC	19,784	19,784		—	—
Jefferies LLC	7,163	7,163		—	—
Morgan Stanley	14,239	14,239		—	—
Toronto-Dominion Bank	1,650	1,650		—	—

	$100,704	$100,704		$—	$—

US Small Cap Value Factor
Credit Suisse Securities (USA) LLC	$2,511	$2,511		$—	$—
Goldman Sachs & Co. LLC	1,756,514	1,756,514		—	—
Mizuho Securities USA Inc.	161,040	161,040		—	—
Morgan Stanley	2,888	2,888		—	—
National Financial Services LLC	484,623	484,623		—	—
Toronto-Dominion Bank	847,941	847,941		—	—
UBS AG	136,275	136,275		—	—
UBS Securities LLC	195,699	195,699		—	—

	$3,587,491	$3,587,491		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid. Total return swaps are entered into by the iShares US Small Cap Value Factor ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements   (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Factors US Growth Style	0.25%
Factors US Value Style	0.25
US Small Cap Value Factor	0.30

Expense Waivers: The total of the investment advisory fee and any fund other expenses are a fund’s total annual operating expenses. For the iShares US Small Cap Value Factor ETF, BFA has contractually agreed to waive a portion of its management fee so that the Fund’s total annual fund operating expenses after the fee waiver will not exceed 0.20% through March 31, 2023.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended March 31, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

US Small Cap Value Factor	$144,074

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, each Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended March 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Factors US Growth Style	$276
Factors US Value Style	305
US Small Cap Value Factor	1,232

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Factors US Value Style	$712,183	$1,226,284	$63,138
US Small Cap Value Factor	83,191	1,062,600	149,923

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Factors US Growth Style	$6,076,940	$6,123,171
Factors US Value Style	7,637,734	7,564,593
US Small Cap Value Factor	34,238,255	18,201,986

For the year ended March 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Factors US Growth Style	$16,707,200	$16,505,242
Factors US Value Style	13,106,822	13,110,752
US Small Cap Value Factor	85,718,100	29,529,953

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements   (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2022, permanent differences attributable to certain deemed distributions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Factors US Growth Style	$2,316,252	$(2,316,252)
Factors US Value Style	2,085,948	(2,085,948)
US Small Cap Value Factor	7,158,994	(7,158,994)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/22	Year Ended 03/31/21

Factors US Growth Style Ordinary income	$43,421	$43,655

Factors US Value Style Ordinary income	$173,963	$158,652

iShares ETF	Year Ended 03/31/22	Period Ended 03/31/21

US Small Cap Value Factor Ordinary income	$3,383,522	$394,188

As of March 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses (c)	Total

Factors US Growth Style	$—	$—		$(751,181)	$(141,237)	$(892,418)
Factors US Value Style	810	—		(475,315)	(141,103)	(615,608)
US Small Cap Value Factor	298,277	(539,143)		3,004,267	—	2,763,401

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, accounting for swap agreements, timing and recognition of partnership income, characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended March 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

Factors US Growth Style	$11,990
Factors US Value Style	219,929

As of March 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Factors US Growth Style	$6,204,489	$110,182	$(861,363)	$(751,181)
Factors US Value Style	7,833,730	208,116	(683,431)	(475,315)
US Small Cap Value Factor	180,526,242	13,357,661	(10,353,394)	3,004,267

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements   (continued)

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/22		Year Ended 03/31/21

iShares ETF	Shares	Amount	Shares	Amount

Factors US Growth Style
Shares sold	450,000	$16,814,770	—	$—
Shares redeemed	(450,000)	(16,647,022)	(50,000)	(1,416,764)

Net increase (decrease)	—	$167,748	(50,000)	$(1,416,764)

Factors US Value Style
Shares sold	450,000	$13,270,839	100,000	$1,668,542
Shares redeemed	(450,000)	(13,208,334)	(50,000)	(1,053,563)

Net increase	—	$62,505	50,000	$614,979

	Year Ended 03/31/22		Period Ended 03/31/21

iShares ETF	Shares	Amount	Shares	Amount

US Small Cap Value Factor
Shares sold	3,300,000	$103,708,907	5,400,000	$138,471,143
Shares redeemed	(1,150,000)	(35,483,786)	(1,700,000)	(41,669,897)

Net increase	2,150,000	$68,225,121	3,700,000	$96,801,246

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Factors US Growth Style ETF, iShares Factors US Value Style ETF and iShares US

Small Cap Value Factor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Factors US Growth Style ETF, iShares Factors US Value Style ETF and iShares US Small Cap Value Factor ETF (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares Factors US Growth Style ETF and iShares Factors US Value Style ETF: statements of operations for the year ended March 31, 2022 and statements of changes in net assets for each of the two years in the period ended March 31, 2022.

iShares US Small Cap Value Factor ETF: statement of operations for the year ended March 31, 2022 and statements of changes in net assets for the year ended March 31, 2022 and the period October 27, 2020 (commencement of operations) to March 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	43

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Dividend Income

Factors US Growth Style	$45,508
Factors US Value Style	173,131
US Small Cap Value Factor	2,621,645

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Business Income

Factors US Value Style	$1,908
US Small Cap Value Factor	52,373

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended March 31, 2022:

iShares ETF	20% Rate Long-Term Capital Gain Dividends

Factors US Growth Style	$39,769
Factors US Value Style	21,652

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Factors US Growth Style	100.00%
Factors US Value Style	98.82%
US Small Cap Value Factor	88.50%

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Factors US Growth Style ETF, iShares Factors US Value Style ETF and iShares US Small Cap Value Factor ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	45

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

Factors US Growth Style(a)	$0.258513	$—	$0.000842	$0.259355	100%	—%	0	%(b)	100%
Factors US Value Style(a)	0.652466	—	0.014196	0.666662	98	—	2		100
US Small Cap Value Factor(a)	0.716641	—	0.009371	0.726012	99	—	1		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of March 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	47

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2006; iShares U.S. ETF Trust, since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (45)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

James Mauro (51)	Executive Vice President (since 2021).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	49

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	51

Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-314-0322

MARCH 31, 2022

2022 Annual Report

iShares Trust

•	iShares ESG Screened S&P 500 ETF | XVV | Cboe BZX

•	iShares ESG Screened S&P Mid-Cap ETF | XJH | Cboe BZX

•	iShares ESG Screened S&P Small-Cap ETF | XJR | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. The corporate bond market also faced inflationary headwinds, although the improving economy assuaged credit concerns and high-yield corporate bonds consequently declined less than investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. Sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	5.92%	15.65%

U.S. small cap equities (Russell 2000® Index)	(5.55)	(5.79)

International equities (MSCI Europe, Australasia, Far East Index)	(3.38)	1.16

Emerging market equities (MSCI Emerging Markets Index)	(8.20)	(11.37)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.04)	(3.31)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(5.92)	(4.15)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.55)	(4.47)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.16)	(0.66)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2022 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 11.92%. The strengthening economy supported equities, as high consumer spending drove robust growth, and most remaining coronavirus pandemic-related restrictions were eased. Increased economic activity led to strong corporate earnings as companies reaped the benefits of the recovery. Nonetheless, significant challenges emerged, particularly during the second half of the reporting period, including high inflation, rising interest rates, and the impacts of Russia’s invasion of Ukraine.

The U.S. economic recovery was powered primarily by consumers, who were supported by strong household balance sheets. Prior to the beginning of the reporting period, fiscal stimulus and business closures led to record-high personal savings rates. This allowed consumers to spend at an elevated level throughout much of the reporting period, as pent-up demand was released. The ensuing acceleration in economic activity allowed the U.S. to reach and then surpass its pre-pandemic output level. Hiring increased as businesses restored capacity, and unemployment decreased substantially, falling to 3.6% in March 2022.

The growing economy and rapid increases in consumer spending drove a significant rise in inflation. Supply chains for many goods were disrupted by the pandemic and were unable to quickly adapt to the rapid rebound in demand. In one prominent example of this dynamic, a global shortage of semiconductors created bottlenecks in the production of many goods, including automobiles. Consequently, the price of used cars rose sharply during the reporting period and was a notable factor in overall inflation. Oil prices also rose significantly as demand increased, and the supply of oil was constrained by a lack of investment. The strong job market led to higher wages, particularly at the lower end of the market. These factors led to higher prices in many areas of the economy. By the end of the reporting period the consumer price index, a widely used measure of prices in the U.S., grew at the fastest rate since 1982.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates and indicated that further increases could be necessary. Interest rates rose significantly in anticipation of further tightening, leading to higher borrowing costs for businesses.

Russia’s invasion of Ukraine in late February 2022 raised the prospect of substantial disruptions to the global economy and increased uncertainty in financial markets. The invasion was met with widespread condemnation and sanctions imposed by many countries on the Russian state, businesses, and individuals. This led to sharp volatility in energy markets, as Russia is a top producer of both oil and natural gas. Furthermore, both Russia and Ukraine are notable exporters of wheat, and the war’s disruption led to concerns surrounding food prices.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® ESG Screened S&P 500 ETF

Investment Objective

The iShares ESG Screened S&P 500 ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities while applying screens for company involvement in controversies and controversial business activities, as represented by the S&P 500 Sustainability Screened Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	14.74%	23.54%	14.74%	38.00%

Fund Market	14.47	23.59	14.47	38.08

Index	14.81	23.69	14.81	38.21

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/22/20. The first day of secondary market trading was 9/24/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,046.80	$ 0.41		$ 1,000.00	$ 1,024.50	$ 0.40		0.08%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2022 (continued)	iShares® ESG Screened S&P 500 ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period as ESG investments reached a record level in 2021. The impact of the COVID-19 pandemic on public health was a motivating factor for many businesses to reexamine their ESG policies. In August 2021, the Securities and Exchange Commission approved a stock exchange’s rule change requiring disclosures designed to encourage diversity on the boards of public companies. A rule proposed by the Department of Labor in October 2021 would expand the ability of retirement plan sponsors to offer ESG products, reversing the stance of the prior administration.

In this environment, the stocks of large-capitalization U.S. companies, screened to exclude companies engaged in controversial activities, posted a strong advance for the reporting period. The information technology sector contributed the most to the Index’s relative return, driven primarily by the strong performance of the largest companies in the sector. These companies benefited from network effects, which allowed them to use existing products and services to make their offerings more attractive to new customers.

Stocks in the healthcare sector advanced, buoyed by earnings growth and a partial return to normalcy in medical care as the coronavirus pandemic abated. The financials sector also contributed to the Index’s return, as the strengthening economy and higher interest rates drove earnings growth.

In terms of relative performance, the Index slightly underperformed the broader market, as represented by the S&P 500 Index. Relative to the broader market, the controversial activities exclusion process leads to overweight positions in stocks with a lower environmental impact and fewer potentially socially harmful activities. Consequently, the Index achieved an MSCI ESG quality score of 7.8 and an MSCI ESG fund rating of AA. The Index held relatively overweight positions in the information technology and consumer discretionary sectors and underweight positions in the energy and industrials sectors. The underweight in energy was the largest detractor from relative performance, while the overweight to information technology contributed slightly.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	30.9%
Health Care	13.7
Consumer Discretionary	13.3
Financials	11.7
Communication Services	10.3
Industrials	6.3
Consumer Staples	5.4
Real Estate	3.0
Materials	2.8
Utilities	1.5
Energy	1.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Apple Inc.	7.8%
Microsoft Corp.	6.7
Amazon.com Inc.	4.1
Tesla Inc.	2.6
Alphabet Inc., Class A	2.4
Alphabet Inc., Class C	2.2
NVIDIA Corp.	2.0
Berkshire Hathaway Inc., Class B	1.9
Meta Platforms Inc, Class A	1.5
UnitedHealth Group Inc.	1.4

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® ESG Screened S&P Mid-Cap ETF

Investment Objective

The iShares ESG Screened S&P Mid Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities while applying screens for company involvement in controversies and controversial business activities, as represented by the S&P MidCap 400 Sustainability Screened Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	2.88%	29.02%	2.88%	47.42%

Fund Market	2.77	29.16	2.77	47.67

Index	3.01	29.29	3.01	47.86

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/22/20. The first day of secondary market trading was 9/24/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,018.00	$ 0.60		$ 1,000.00	$ 1,024.30	$ 0.61		0.12%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2022 (continued)	iShares® ESG Screened S&P Mid-Cap ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period as ESG investments reached a record level in 2021. The impact of the COVID-19 pandemic on public health was a motivating factor for many businesses to reexamine their ESG policies. In August 2021, the Securities and Exchange Commission approved a stock exchange’s rule change requiring disclosures designed to encourage diversity on the boards of public companies. A rule proposed by the Department of Labor in October 2021 would expand the ability of retirement plan sponsors to offer ESG products, reversing the stance of the prior administration.

In this environment, the stocks of mid-capitalization U.S. companies, screened to exclude companies engaged in controversial activities, advanced for the reporting period. The real estate sector was the top contributor to the Index’s return amid a nationwide rise in both residential and commercial property prices. Despite rising interest rates, borrowing costs were historically low for much of the reporting period, benefiting the sector, which relies heavily on debt financing.

The financials sector was another source of strength, as premiums and income grew in the insurance industry, and many insurers were able to increase insurance rates in an environment of higher inflation. On the downside, stocks in the consumer discretionary sector declined amid slowing revenue growth and supply chain constraints.

In terms of relative performance, the Index underperformed the broader market, as represented by the S&P MidCap 400 Index. Relative to the broader market, the controversial activities exclusion process leads to overweight positions in stocks with a lower environmental impact and fewer potentially socially harmful activities. Consequently, the Index achieved an MSCI ESG quality score of 6.3 and an MSCI ESG fund rating of A. The Index held relatively overweight positions in the industrials and financials sectors and underweight positions in the utilities and energy sectors. The underweight position in energy and stock selection in consumer discretionary were the largest detractors from relative performance, while stock selection in information technology contributed.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	19.2%
Information Technology	15.0
Financials	14.7
Consumer Discretionary	14.2
Real Estate	10.7
Health Care	9.8
Materials	7.6
Consumer Staples	3.0
Energy	2.1
Utilities	1.9
Communication Services	1.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Targa Resources Corp.	0.8%
Camden Property Trust	0.8
Alcoa Corp.	0.8
Steel Dynamics Inc.	0.7
Cleveland-Cliffs Inc.	0.7
Wolfspeed Inc.	0.6
Cognex Corp.	0.6
Darling Ingredients Inc.	0.6
Carlisle Companies Inc.	0.6
Medical Properties Trust Inc.	0.6

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022	iShares® ESG Screened S&P Small-Cap ETF

Investment Objective

The iShares ESG Screened S&P Small Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities while applying screens for company involvement in controversies and controversial business activities, as represented by the S&P SmallCap 600 Sustainability Screened Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(0.47)%	33.10%	(0.47)%	54.59%

Fund Market	(0.52)	33.10	(0.52)	54.58

Index	(0.23)	33.89	(0.23)	55.94

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/22/20. The first day of secondary market trading was 9/24/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 990.80	$ 0.60		$ 1,000.00	$ 1,024.30	$ 0.61		0.12%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2022 (continued)	iShares® ESG Screened S&P Small-Cap ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period as ESG investments reached a record level in 2021. The impact of the COVID-19 pandemic on public health was a motivating factor for many businesses to reexamine their ESG policies. In August 2021, the Securities and Exchange Commission approved a stock exchange’s rule change requiring disclosures designed to encourage diversity on the boards of public companies. A rule proposed by the Department of Labor in October 2021 would expand the ability of retirement plan sponsors to offer ESG products, reversing the stance of the prior administration.

In this environment, the stocks of small-capitalization U.S. companies, screened to exclude companies engaged in controversial activities, posted a slightly negative return for the reporting period. The consumer discretionary sector was the largest detractor from the Index’s return, as the Omicron COVID-19 variant led to reduced operating hours and temporary closures at restaurants. The healthcare sector also declined, as the stocks of many smaller companies in the sector weakened. Rising interest rates worked against companies early in the product development process, with investors seeking more predictable cash flows as the cost of borrowing increased. On the upside, the real estate sector benefited from a nationwide rise in both residential and commercial property prices, and increased production helped equipment manufacturers in the energy sector.

In terms of relative performance, the Index underperformed the broader market, as represented by the S&P SmallCap 600 Index. Relative to the broader market, the controversial activities exclusion process leads to overweight positions in stocks with a lower environmental impact and fewer potentially socially harmful activities. Consequently, the Index achieved an MSCI ESG quality score of 5.3 and an MSCI ESG fund rating of BBB. The Index held a relatively overweight position in the information technology sector and underweight positions in the energy and financials sectors. The underweight position and stock selection in energy detracted the most from relative performance, while stock selection in healthcare and financials contributed.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	17.5%
Industrials	16.4
Information Technology	14.6
Health Care	12.7
Consumer Discretionary	11.7
Real Estate	9.6
Materials	5.7
Consumer Staples	4.8
Energy	3.2
Communication Services	1.9
Utilities	1.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Independence Realty Trust Inc.	0.6%
Omnicell Inc.	0.6
Exponent Inc.	0.6
Innovative Industrial Properties Inc.	0.6
Vonage Holdings Corp.	0.6
Rogers Corp.	0.6
Matson Inc.	0.6
AMN Healthcare Services Inc.	0.5
UFP Industries Inc.	0.5
ExlService Holdings Inc.	0.5

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	11

Schedule of Investments March 31, 2022	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.1%
Howmet Aerospace Inc.	2,507	$90,101
TransDigm Group Inc.(a)	348	226,736

		316,837

Air Freight & Logistics — 0.7%
CH Robinson Worldwide Inc.	857	92,307
Expeditors International of Washington Inc.	1,118	115,333
FedEx Corp.	1,615	373,695
United Parcel Service Inc., Class B	4,800	1,029,408

		1,610,743

Airlines — 0.2%
Alaska Air Group Inc.(a)	820	47,568
American Airlines Group Inc.(a)	4,303	78,530
Delta Air Lines Inc.(a)	4,194	165,957
Southwest Airlines Co.(a)	3,935	180,223
United Airlines Holdings Inc.(a)	2,148	99,581

		571,859

Auto Components — 0.1%
Aptiv PLC(a)	1,785	213,682
BorgWarner Inc.	1,542	59,984

		273,666

Automobiles — 3.0%
Ford Motor Co.	25,874	437,529
General Motors Co.(a)	9,578	418,942
Tesla Inc.(a)	5,511	5,938,654

		6,795,125

Banks — 3.7%
Bank of America Corp.	46,760	1,927,447
Citigroup Inc.	13,079	698,419
Citizens Financial Group Inc.	2,838	128,646
Comerica Inc.	862	77,951
Fifth Third Bancorp.	4,493	193,379
First Republic Bank/CA	1,173	190,143
Huntington Bancshares Inc./OH	9,491	138,758
JPMorgan Chase & Co.	19,380	2,641,882
KeyCorp	6,190	138,532
M&T Bank Corp.	849	143,905
People’s United Financial Inc.	2,711	54,193
PNC Financial Services Group Inc. (The)	2,778	512,402
Regions Financial Corp.	6,223	138,524
Signature Bank/New York NY	414	121,505
SVB Financial Group(a)	388	217,067
Truist Financial Corp.	8,819	500,037
U.S. Bancorp.	8,920	474,098
Zions Bancorp. N.A.	1,014	66,478

		8,363,366

Beverages — 1.6%
Brown-Forman Corp., Class B, NVS	1,214	81,362
Coca-Cola Co. (The)	25,594	1,586,828
Constellation Brands Inc., Class A	1,085	249,897
Molson Coors Beverage Co., Class B	1,238	66,084
Monster Beverage Corp.(a)	2,483	198,392
PepsiCo Inc.	9,099	1,522,991

		3,705,554

Biotechnology — 2.1%
AbbVie Inc.	11,629	1,885,177
Amgen Inc.	3,706	896,185
Biogen Inc.(a)	969	204,071

Security	Shares	Value

Biotechnology (continued)

Gilead Sciences Inc.	8,265	$491,354
Incyte Corp.(a)	1,229	97,607
Moderna Inc.(a)	2,221	382,590
Regeneron Pharmaceuticals Inc.(a)	704	491,688
Vertex Pharmaceuticals Inc.(a)	1,677	437,647

		4,886,319

Building Products — 0.5%
A O Smith Corp.	844	53,923
Allegion PLC	591	64,880
Carrier Global Corp.	5,602	256,964
Fortune Brands Home & Security Inc.	883	65,589
Johnson Controls International PLC	4,613	302,474
Masco Corp.	1,545	78,795
Trane Technologies PLC	1,541	235,311

		1,057,936

Capital Markets — 3.3%
Ameriprise Financial Inc.	741	222,567
Bank of New York Mellon Corp. (The)	4,887	242,542
BlackRock Inc.(b)	942	719,848
Cboe Global Markets Inc.	719	82,268
Charles Schwab Corp. (The)	9,902	834,838
CME Group Inc.	2,372	564,204
FactSet Research Systems Inc.	250	108,537
Franklin Resources Inc.	1,886	52,657
Goldman Sachs Group Inc. (The)	2,240	739,424
Intercontinental Exchange Inc.	3,712	490,429
Invesco Ltd.	2,288	52,761
MarketAxess Holdings Inc.	252	85,730
Moody’s Corp.	1,070	361,029
Morgan Stanley	9,330	815,442
MSCI Inc.	537	270,047
Nasdaq Inc.	764	136,145
Northern Trust Corp.	1,367	159,187
Raymond James Financial Inc.	1,215	133,541
S&P Global Inc.	2,341	960,231
State Street Corp.	2,432	211,876
T Rowe Price Group Inc.	1,513	228,750

		7,472,053

Chemicals — 1.8%
Air Products and Chemicals Inc.	1,459	364,619
Albemarle Corp.	775	171,391
Celanese Corp.	712	101,723
CF Industries Holdings Inc.	1,419	146,242
Corteva Inc.	4,805	276,191
Dow Inc.	4,838	308,277
Eastman Chemical Co.	847	94,915
Ecolab Inc.	1,646	290,618
FMC Corp.	825	108,545
International Flavors & Fragrances Inc.	1,679	220,503
Linde PLC	3,373	1,077,437
LyondellBasell Industries NV, Class A	1,740	178,907
Mosaic Co. (The)	2,431	161,662
PPG Industries Inc.	1,569	205,649
Sherwin-Williams Co. (The)	1,585	395,648

		4,102,327

Commercial Services & Supplies — 0.5%
Cintas Corp.	577	245,450
Copart Inc.(a)	1,411	177,038
Republic Services Inc.	1,378	182,585

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Rollins Inc.	1,494	$52,365
Waste Management Inc.	2,537	402,114

		1,059,552

Communications Equipment — 1.0%
Arista Networks Inc.(a)	1,490	207,080
Cisco Systems Inc.	27,737	1,546,615
F5 Inc.(a)	401	83,789
Juniper Networks Inc.	2,066	76,773
Motorola Solutions Inc.	1,114	269,811

		2,184,068

Construction & Engineering — 0.1%
Quanta Services Inc.	940	123,713

Construction Materials — 0.1%
Martin Marietta Materials Inc.	410	157,805
Vulcan Materials Co.	878	161,288

		319,093

Consumer Finance — 0.6%
American Express Co.	4,049	757,163
Capital One Financial Corp.	2,735	359,078
Discover Financial Services	1,901	209,471
Synchrony Financial	3,443	119,851

		1,445,563

Containers & Packaging — 0.3%
Amcor PLC	9,799	111,023
Avery Dennison Corp.	546	94,988
Ball Corp.	2,108	189,720
International Paper Co.	2,547	117,544
Packaging Corp. of America	611	95,383
Sealed Air Corp.	970	64,951
Westrock Co.	1,769	83,196

		756,805

Distributors — 0.1%
Genuine Parts Co.	929	117,073
LKQ Corp.	1,777	80,693
Pool Corp.	262	110,787

		308,553

Diversified Financial Services — 1.9%
Berkshire Hathaway Inc., Class B(a)	12,053	4,253,624

Diversified Telecommunication Services — 1.1%
AT&T Inc.	47,168	1,114,580
Lumen Technologies Inc.	6,036	68,026
Verizon Communications Inc.	27,727	1,412,413

		2,595,019

Electric Utilities — 1.0%
Constellation Energy Corp.	2,156	121,275
Edison International	2,489	174,479
Entergy Corp.	1,334	155,745
Eversource Energy	2,255	198,868
Exelon Corp.	6,396	304,642
FirstEnergy Corp.	3,714	170,324
NextEra Energy Inc.	12,958	1,097,672

		2,223,005

Electrical Equipment — 0.6%
AMETEK Inc.	1,526	203,232
Eaton Corp. PLC	2,612	396,397
Emerson Electric Co.	3,915	383,866
Generac Holdings Inc.(a)	423	125,741

Security	Shares	Value

Electrical Equipment (continued)
Rockwell Automation Inc.	767	$214,783

		1,324,019

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	3,950	297,633
CDW Corp./DE	897	160,464
Corning Inc.	4,934	182,114
IPG Photonics Corp.(a)	221	24,257
Keysight Technologies Inc.(a)	1,220	192,723
TE Connectivity Ltd.	2,150	281,607
Trimble Inc.(a)	1,639	118,237
Zebra Technologies Corp., Class A(a)	355	146,864

		1,403,899

Energy Equipment & Services — 0.4%
Baker Hughes Co.	5,921	215,584
Halliburton Co.	5,950	225,326
Schlumberger NV	9,263	382,655

		823,565

Entertainment — 1.6%
Activision Blizzard Inc.	5,159	413,288
Electronic Arts Inc.	1,862	235,562
Live Nation Entertainment Inc.(a)	877	103,170
Netflix Inc.(a)	2,880	1,078,819
Take-Two Interactive Software Inc.(a)	763	117,304
Walt Disney Co. (The)(a)	11,878	1,629,186

		3,577,329

Equity Real Estate Investment Trusts (REITs) — 2.9%
Alexandria Real Estate Equities Inc.	961	193,401
American Tower Corp.	3,013	756,926
AvalonBay Communities Inc.	912	226,513
Boston Properties Inc.	945	121,716
Crown Castle International Corp.	2,853	526,664
Digital Realty Trust Inc.	1,866	264,599
Duke Realty Corp.	2,488	144,453
Equinix Inc.	594	440,522
Equity Residential	2,236	201,061
Essex Property Trust Inc.	430	148,556
Extra Space Storage Inc.	870	178,872
Federal Realty Investment Trust	469	57,251
Healthpeak Properties Inc.	3,519	120,807
Host Hotels & Resorts Inc.	4,683	90,991
Iron Mountain Inc.	1,906	105,611
Kimco Realty Corp.	4,038	99,739
Mid-America Apartment Communities Inc.	744	155,831
Prologis Inc.	4,889	789,476
Public Storage	999	389,890
Realty Income Corp.	3,726	258,212
Regency Centers Corp.	1,027	73,266
SBA Communications Corp.	717	246,720
Simon Property Group Inc.	2,172	285,748
UDR Inc.	1,984	113,822
Ventas Inc.	2,613	161,379
Vornado Realty Trust	1,065	48,266
Welltower Inc.	2,876	276,499
Weyerhaeuser Co.	4,909	186,051

		6,662,842

Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	2,922	1,682,634
Kroger Co. (The)	4,379	251,223
Sysco Corp.	3,351	273,609

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing (continued)
Walgreens Boots Alliance Inc.	4,756	$212,926

		2,420,392

Food Products — 1.1%
Archer-Daniels-Midland Co.	3,667	330,984
Campbell Soup Co.	1,347	60,036
Conagra Brands Inc.	3,113	104,503
General Mills Inc.	3,951	267,562
Hershey Co. (The)	956	207,098
Hormel Foods Corp.	1,885	97,153
JM Smucker Co. (The)	678	91,808
Kellogg Co.	1,637	105,570
Kraft Heinz Co. (The)	4,678	184,266
Lamb Weston Holdings Inc.	956	57,274
McCormick & Co. Inc./MD, NVS	1,638	163,472
Mondelez International Inc., Class A	9,188	576,823
Tyson Foods Inc., Class A	1,908	171,014

		2,417,563

Gas Utilities — 0.0%
Atmos Energy Corp.	876	104,673

Health Care Equipment & Supplies — 3.2%
Abbott Laboratories	11,640	1,377,710
ABIOMED Inc.(a)	300	99,372
Align Technology Inc.(a)	486	211,896
Baxter International Inc.	3,308	256,502
Becton Dickinson and Co.	1,865	496,090
Boston Scientific Corp.(a)	9,403	416,459
Cooper Companies Inc. (The)	324	135,299
DENTSPLY SIRONA Inc.	1,410	69,400
Dexcom Inc.(a)	641	327,936
Edwards Lifesciences Corp.(a)	4,125	485,595
Hologic Inc.(a)	1,646	126,446
IDEXX Laboratories Inc.(a)	559	305,806
Intuitive Surgical Inc.(a)	2,364	713,171
Medtronic PLC	8,866	983,683
ResMed Inc.	964	233,780
STERIS PLC	661	159,810
Stryker Corp.	2,219	593,250
Teleflex Inc.	308	109,288
Zimmer Biomet Holdings Inc.	1,379	176,374

		7,277,867

Health Care Providers & Services — 3.3%
AmerisourceBergen Corp.	969	149,914
Anthem Inc.	1,592	782,022
Cardinal Health Inc.	1,840	104,328
Centene Corp.(a)	3,835	322,869
Cigna Corp.	2,134	511,328
CVS Health Corp.	8,623	872,734
DaVita Inc.(a)	393	44,452
HCA Healthcare Inc.	1,582	396,481
Henry Schein Inc.(a)	894	77,948
Humana Inc.	845	367,719
Laboratory Corp. of America Holdings(a)	614	161,887
McKesson Corp.	981	300,313
Quest Diagnostics Inc.	786	107,572
UnitedHealth Group Inc.	6,199	3,161,304
Universal Health Services Inc., Class B	484	70,156

		7,431,027

Security	Shares	Value

Health Care Technology — 0.1%
Cerner Corp.	1,936	$181,132

Hotels, Restaurants & Leisure — 2.1%
Booking Holdings Inc.(a)	271	636,430
Caesars Entertainment Inc.(a)	1,413	109,310
Carnival Corp.(a)	5,377	108,723
Chipotle Mexican Grill Inc.(a)	185	292,675
Darden Restaurants Inc.	843	112,077
Domino’s Pizza Inc.	241	98,089
Expedia Group Inc.(a)	991	193,909
Hilton Worldwide Holdings Inc.(a)	1,836	278,595
Las Vegas Sands Corp.(a)	2,295	89,207
Marriott International Inc./MD, Class A(a)	1,808	317,756
McDonald’s Corp.	4,910	1,214,145
MGM Resorts International	2,489	104,389
Norwegian Cruise Line Holdings Ltd.(a)(c)	2,755	60,279
Penn National Gaming Inc.(a)(c)	1,065	45,177
Royal Caribbean Cruises Ltd.(a)	1,490	124,832
Starbucks Corp.	7,598	691,190
Wynn Resorts Ltd.(a)	689	54,941
Yum! Brands Inc.	1,887	223,666

		4,755,390

Household Durables — 0.3%
DR Horton Inc.	2,130	158,706
Garmin Ltd.	1,005	119,203
Lennar Corp., Class A	1,726	140,099
Mohawk Industries Inc.(a)	363	45,085
Newell Brands Inc.	2,553	54,660
NVR Inc.(a)	21	93,813
PulteGroup Inc.	1,643	68,842
Whirlpool Corp.	390	67,384

		747,792

Household Products — 1.5%
Church & Dwight Co. Inc.	1,598	158,809
Clorox Co. (The)	813	113,031
Colgate-Palmolive Co.	5,494	416,610
Kimberly-Clark Corp.	2,225	274,031
Procter & Gamble Co. (The)	15,778	2,410,879

		3,373,360

Industrial Conglomerates — 0.4%
General Electric Co.	7,261	664,382
Roper Technologies Inc.	693	327,255

		991,637

Insurance — 2.3%
Aflac Inc.	3,963	255,178
Allstate Corp. (The)	1,834	254,027
American International Group Inc.	5,474	343,603
Aon PLC, Class A	1,413	460,115
Arthur J Gallagher & Co.	1,378	240,599
Assurant Inc.	365	66,368
Brown & Brown Inc.	1,550	112,018
Chubb Ltd.	2,844	608,332
Cincinnati Financial Corp.	989	134,464
Everest Re Group Ltd.	254	76,550
Globe Life Inc.	615	61,869
Hartford Financial Services Group Inc. (The)	2,201	158,054
Lincoln National Corp.	1,099	71,831
Loews Corp.	1,159	75,126
Marsh & McLennan Companies Inc.	3,338	568,862

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
MetLife Inc.	4,566	$320,898
Principal Financial Group Inc.	1,604	117,750
Progressive Corp. (The)	3,845	438,292
Prudential Financial Inc.	2,492	294,480
Travelers Companies Inc. (The)	1,581	288,896
W R Berkley Corp.	1,356	90,296
Willis Towers Watson PLC	806	190,393

		5,228,001

Interactive Media & Services — 6.3%
Alphabet Inc., Class A(a)	1,984	5,518,198
Alphabet Inc., Class C, NVS(a)	1,830	5,111,172
Match Group Inc.(a)	1,865	202,800
Meta Platforms Inc, Class A(a)	15,158	3,370,533
Twitter Inc.(a)	5,282	204,361

		14,407,064

Internet & Direct Marketing Retail — 4.3%
Amazon.com Inc.(a)	2,885	9,404,956
eBay Inc.	4,121	235,968
Etsy Inc.(a)	852	105,887

		9,746,811

IT Services — 4.7%
Accenture PLC, Class A	4,173	1,407,261
Akamai Technologies Inc.(a)	1,083	129,299
Automatic Data Processing Inc.	2,777	631,879
Broadridge Financial Solutions Inc.	759	118,184
Cognizant Technology Solutions Corp., Class A	3,458	310,079
DXC Technology Co.(a)	1,614	52,665
EPAM Systems Inc.(a)	375	111,229
Fidelity National Information Services Inc.	4,018	403,487
Fiserv Inc.(a)	3,946	400,124
FleetCor Technologies Inc.(a)	544	135,489
Gartner Inc.(a)	548	163,008
Global Payments Inc.	1,880	257,259
International Business Machines Corp.	5,937	771,929
Jack Henry & Associates Inc.	482	94,978
Mastercard Inc., Class A	5,694	2,034,922
Paychex Inc.	2,106	287,406
PayPal Holdings Inc.(a)	7,522	869,919
VeriSign Inc.(a)	639	142,152
Visa Inc., Class A	10,941	2,426,385

		10,747,654

Leisure Products — 0.0%
Hasbro Inc.	855	70,042

Life Sciences Tools & Services — 2.0%
Agilent Technologies Inc.	1,992	263,601
Bio-Rad Laboratories Inc., Class A(a)	143	80,542
Bio-Techne Corp.	261	113,023
Charles River Laboratories International Inc.(a)	337	95,698
Danaher Corp.	4,196	1,230,813
Illumina Inc.(a)	1,033	360,930
IQVIA Holdings Inc.(a)	1,260	291,325
Mettler-Toledo International Inc.(a)	152	208,725
PerkinElmer Inc.	833	145,325
Thermo Fisher Scientific Inc.	2,599	1,535,099
Waters Corp.(a)	399	123,846
West Pharmaceutical Services Inc.	491	201,659

		4,650,586

Security	Shares	Value

Machinery — 1.7%
Caterpillar Inc.	3,562	$793,685
Cummins Inc.	951	195,060
Deere & Co.	1,845	766,524
Dover Corp.	954	149,682
Fortive Corp.	2,363	143,977
IDEX Corp.	503	96,440
Illinois Tool Works Inc.	1,857	388,856
Ingersoll Rand Inc.	2,702	136,046
Nordson Corp.	358	81,295
Otis Worldwide Corp.	2,799	215,383
PACCAR Inc.	2,275	200,359
Parker-Hannifin Corp.	847	240,345
Pentair PLC	1,095	59,360
Snap-on Inc.	354	72,740
Stanley Black & Decker Inc.	1,080	150,973
Westinghouse Air Brake Technologies Corp.	1,236	118,866
Xylem Inc./NY	1,181	100,692

		3,910,283

Media — 1.1%
Charter Communications Inc., Class A(a)	788	429,870
Comcast Corp., Class A	29,445	1,378,615
Discovery Inc., Class A(a)	1,088	27,113
Discovery Inc., Class C, NVS(a)	2,033	50,764
DISH Network Corp., Class A(a)	1,639	51,874
Fox Corp., Class A, NVS	2,087	82,332
Fox Corp., Class B	968	35,119
Interpublic Group of Companies Inc. (The)	2,587	91,709
News Corp., Class A, NVS	2,585	57,258
News Corp., Class B	822	18,511
Omnicom Group Inc.	1,362	115,607
Paramount Global, Class B, NVS	4,049	153,093

		2,491,865

Metals & Mining — 0.5%
Freeport-McMoRan Inc.	9,673	481,135
Newmont Corp.	5,215	414,332
Nucor Corp.	1,798	267,272

		1,162,739

Multi-Utilities — 0.4%
CenterPoint Energy Inc.	4,149	127,126
Consolidated Edison Inc.	2,249	212,935
Public Service Enterprise Group Inc.	3,321	232,470
Sempra Energy	2,110	354,733

		927,264

Multiline Retail — 0.5%
Dollar General Corp.	1,517	337,730
Dollar Tree Inc.(a)	1,481	237,182
Target Corp.	3,155	669,554

		1,244,466

Oil, Gas & Consumable Fuels — 0.7%
Kinder Morgan Inc.	12,698	240,119
Marathon Petroleum Corp.	3,825	327,037
ONEOK Inc.	2,946	208,076
Phillips 66	3,085	266,513
Valero Energy Corp.	2,651	269,183
Williams Companies Inc. (The)	7,970	266,278

		1,577,206

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	1,537	418,556

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals — 2.9%
Bristol-Myers Squibb Co.	14,351	$1,048,054
Catalent Inc.(a)	1,186	131,528
Eli Lilly & Co.	5,223	1,495,711
Merck & Co. Inc.	16,626	1,364,163
Organon & Co.	1,640	57,285
Pfizer Inc.	36,942	1,912,487
Viatris Inc.	8,022	87,279
Zoetis Inc.	3,127	589,721

		6,686,228

Professional Services — 0.2%
Equifax Inc.	811	192,288
Nielsen Holdings PLC	2,332	63,524
Robert Half International Inc.	722	82,438
Verisk Analytics Inc.	1,060	227,508

		565,758

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	2,212	202,442

Road & Rail — 1.1%
CSX Corp.	14,592	546,470
JB Hunt Transport Services Inc.	546	109,631
Norfolk Southern Corp.	1,584	451,789
Old Dominion Freight Line Inc.	617	184,286
Union Pacific Corp.	4,186	1,143,657

		2,435,833

Semiconductors & Semiconductor Equipment — 6.6%
Advanced Micro Devices Inc.(a)	10,782	1,178,904
Analog Devices Inc.	3,470	573,175
Applied Materials Inc.	5,845	770,371
Broadcom Inc.	2,714	1,708,952
Enphase Energy Inc.(a)	886	178,777
Intel Corp.	26,820	1,329,199
KLA Corp.	991	362,765
Lam Research Corp.	920	494,601
Microchip Technology Inc.	3,690	277,267
Micron Technology Inc.	7,397	576,152
Monolithic Power Systems Inc.	281	136,476
NVIDIA Corp.	16,436	4,484,727
NXP Semiconductors NV	1,750	323,890
Qorvo Inc.(a)	715	88,732
QUALCOMM Inc.	7,417	1,133,466
Skyworks Solutions Inc.	1,091	145,408
SolarEdge Technologies Inc.(a)	348	112,185
Teradyne Inc.	1,071	126,624
Texas Instruments Inc.	6,068	1,113,357

		15,115,028

Software — 9.8%
Adobe Inc.(a)	3,071	1,399,209
ANSYS Inc.(a)	575	182,649
Autodesk Inc.(a)	1,446	309,950
Cadence Design Systems Inc.(a)	1,831	301,126
Ceridian HCM Holding Inc.(a)	881	60,225
Citrix Systems Inc.	817	82,435
Fortinet Inc.(a)	896	306,199
Intuit Inc.	1,824	877,052
Microsoft Corp.	49,370	15,221,265
NortonLifeLock Inc.	3,901	103,455
Oracle Corp.	10,406	860,888
Paycom Software Inc.(a)	314	108,763

Security	Shares	Value

Software (continued)
PTC Inc.(a)	683	$73,573
salesforce.com Inc.(a)	6,411	1,361,184
ServiceNow Inc.(a)	1,321	735,652
Synopsys Inc.(a)	1,009	336,269
Tyler Technologies Inc.(a)	270	120,120

		22,440,014

Specialty Retail — 2.2%
Advance Auto Parts Inc.	421	87,130
AutoZone Inc.(a)	136	278,063
Bath & Body Works Inc.	1,703	81,403
Best Buy Co. Inc.	1,429	129,896
CarMax Inc.(a)	1,082	104,391
Home Depot Inc. (The)	6,834	2,045,621
Lowe’s Companies Inc.	4,437	897,117
O’Reilly Automotive Inc.(a)	440	301,383
Ross Stores Inc.	2,335	211,224
TJX Companies Inc. (The)	7,881	477,431
Tractor Supply Co.	753	175,728
Ulta Salon Cosmetics & Fragrance Inc.(a)	358	142,563

		4,931,950

Technology Hardware, Storage & Peripherals — 8.1%
Apple Inc.	102,057	17,820,173
Hewlett Packard Enterprise Co.	8,594	143,606
HP Inc.	7,152	259,617
NetApp Inc.	1,486	123,338
Seagate Technology Holdings PLC	1,330	119,567
Western Digital Corp.(a)	2,032	100,889

		18,567,190

Textiles, Apparel & Luxury Goods — 0.6%
Nike Inc., Class B	8,429	1,134,206
PVH Corp.	461	35,317
Ralph Lauren Corp.	305	34,599
Tapestry Inc.	1,780	66,127
Under Armour Inc., Class A(a)	1,222	20,799
Under Armour Inc., Class C, NVS(a)	1,355	21,084
VF Corp.	2,156	122,590

		1,434,722

Trading Companies & Distributors — 0.2%
Fastenal Co.	3,767	223,760
United Rentals Inc.(a)	478	169,790

		393,550

Water Utilities — 0.1%
American Water Works Co. Inc.	1,194	197,643

Wireless Telecommunication Services — 0.2%
T-Mobile U.S. Inc.(a)	3,869	496,586

Total Common Stocks — 99.8% (Cost: $239,951,218)		227,966,748

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(b)(d)(e)	12,356	12,354

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(b)(d)	320,000	$320,000

		332,354

Total Short-Term Investments — 0.1% (Cost: $332,356)		332,354

Total Investments in Securities — 99.9% (Cost: $240,283,574)		228,299,102

Other Assets, Less Liabilities — 0.1%		114,902

Net Assets — 100.0%		$228,414,004

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$12,532	(a)	$—	$(176)	$(2)	$12,354	12,356	$428	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	60,000	260,000	(a)	—	—	—	320,000	320,000	80		—
BlackRock Inc.	106,308	1,891,184		(1,166,362)	15,977	(127,259)	719,848	942	13,110		—

					$15,801	$(127,261)	$1,052,202		$13,618		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Micro E-mini S&P 500 Index	18	06/17/22	$408	$22,998

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$22,998

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P 500 ETF

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(8,950)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$22,244

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$283,110

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$227,966,748	$—	$—	$227,966,748
Money Market Funds	332,354	—	—	332,354

	$228,299,102	$—	$—	$228,299,102

Derivative financial instruments(a)
Assets
Futures Contracts	$22,998	$—	$—	$22,998

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
Axon Enterprise Inc.(a)	2,401	$330,690
Curtiss-Wright Corp.	1,377	206,770
Hexcel Corp.	2,943	175,020
Mercury Systems Inc.(a)	1,989	128,191
Woodward Inc.	2,213	276,426

		1,117,097

Air Freight & Logistics — 0.3%
GXO Logistics Inc.(a)	3,458	246,694

Airlines — 0.2%
JetBlue Airways Corp.(a)	11,157	166,797

Auto Components — 1.5%
Adient PLC(a)	3,325	135,560
Dana Inc.	5,058	88,869
Fox Factory Holding Corp.(a)	1,477	144,672
Gentex Corp.	8,298	242,053
Goodyear Tire & Rubber Co. (The)(a)	9,857	140,856
Lear Corp.	2,095	298,726
Visteon Corp.(a)	982	107,166

		1,157,902

Automobiles — 0.5%
Harley-Davidson Inc.	5,399	212,720
Thor Industries Inc.	1,951	153,544

		366,264

Banks — 7.1%
Associated Banc-Corp.	5,248	119,444
Bank of Hawaii Corp.	1,464	122,859
Bank OZK	4,303	183,738
Cadence Bank	4,744	138,809
Cathay General Bancorp.	2,725	121,944
Commerce Bancshares Inc.	3,876	277,483
Cullen/Frost Bankers Inc.	2,004	277,374
East West Bancorp. Inc.	4,993	394,547
First Financial Bankshares Inc.	4,567	201,496
First Horizon Corp.	18,732	440,015
FNB Corp.	11,919	148,391
Fulton Financial Corp.	5,791	96,246
Glacier Bancorp. Inc.	3,806	191,366
Hancock Whitney Corp.	3,074	160,309
Home BancShares Inc./AR	5,301	119,803
International Bancshares Corp.	1,962	82,816
Old National Bancorp./IN	10,518	172,285
PacWest Bancorp.	4,226	182,267
Pinnacle Financial Partners Inc.	2,677	246,498
Prosperity Bancshares Inc.	3,269	226,803
Synovus Financial Corp.	5,189	254,261
Texas Capital Bancshares Inc.(a)	1,786	102,356
UMB Financial Corp.	1,512	146,906
Umpqua Holdings Corp.	7,599	143,317
United Bankshares Inc./WV	4,817	168,017
Valley National Bancorp.	14,783	192,475
Webster Financial Corp.	6,340	355,801
Wintrust Financial Corp.	2,028	188,462

		5,456,088

Beverages — 0.2%
Boston Beer Co. Inc. (The), Class A, NVS(a)	331	128,584

Security	Shares	Value

Biotechnology — 1.6%
Arrowhead Pharmaceuticals Inc.(a)	3,718	$170,991
Exelixis Inc.(a)	11,098	251,592
Halozyme Therapeutics Inc.(a)	4,939	196,967
Neurocrine Biosciences Inc.(a)	3,327	311,906
United Therapeutics Corp.(a)	1,581	283,647

		1,215,103

Building Products — 2.5%
Builders FirstSource Inc.(a)	6,718	433,580
Carlisle Companies Inc.	1,835	451,263
Lennox International Inc.	1,181	304,533
Owens Corning	3,525	322,537
Simpson Manufacturing Co. Inc.	1,523	166,068
Trex Co. Inc.(a)	4,038	263,803

		1,941,784

Capital Markets — 2.1%
Affiliated Managers Group Inc.	1,435	202,263
Evercore Inc., Class A	1,363	151,729
Federated Hermes Inc.	3,489	118,835
Interactive Brokers Group Inc., Class A	3,107	204,783
Janus Henderson Group PLC	6,007	210,365
Jefferies Financial Group Inc.	6,865	225,515
SEI Investments Co.	3,736	224,945
Stifel Financial Corp.	3,702	251,366

		1,589,801

Chemicals — 2.3%
Ashland Global Holdings Inc.	1,857	182,747
Avient Corp.	3,208	153,984
Cabot Corp.	1,984	135,725
Chemours Co. (The)	5,614	176,729
Ingevity Corp.(a)	1,381	88,481
Minerals Technologies Inc.	1,178	77,925
NewMarket Corp.	244	79,149
RPM International Inc.	4,548	370,389
Scotts Miracle-Gro Co. (The)	1,424	175,095
Sensient Technologies Corp.	1,484	124,582
Valvoline Inc.	6,292	198,575

		1,763,381

Commercial Services & Supplies — 1.6%
Brink’s Co. (The)	1,724	117,232
Clean Harbors Inc.(a)	1,756	196,040
IAA Inc.(a)	4,731	180,961
MillerKnoll Inc.	2,656	91,791
MSA Safety Inc.	1,279	169,723
Stericycle Inc.(a)	3,226	190,076
Tetra Tech Inc.	1,894	312,397

		1,258,220

Communications Equipment — 1.0%
Calix Inc.(a)	1,924	82,559
Ciena Corp.(a)	5,442	329,949
Lumentum Holdings Inc.(a)	2,554	249,270
Viasat Inc.(a)	2,609	127,319

		789,097

Construction & Engineering — 1.6%
AECOM	4,958	380,824
Dycom Industries Inc.(a)	1,058	100,785
EMCOR Group Inc.	1,873	210,956
MasTec Inc.(a)	2,064	179,774
MDU Resources Group Inc.	7,133	190,094

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Valmont Industries Inc.	746	$177,996

		1,240,429

Construction Materials — 0.2%
Eagle Materials Inc.	1,395	179,062

Consumer Finance — 0.4%
Navient Corp.	5,609	95,577
PROG Holdings Inc.(a)	1,989	57,224
SLM Corp.	9,941	182,517

		335,318

Containers & Packaging — 0.9%
AptarGroup Inc.	2,309	271,308
Greif Inc., Class A, NVS	932	60,636
Silgan Holdings Inc.	2,990	138,228
Sonoco Products Co.	3,449	215,769

		685,941

Diversified Consumer Services — 1.0%
Graham Holdings Co., Class B	142	86,829
Grand Canyon Education Inc.(a)	1,390	134,983
H&R Block Inc.	5,771	150,277
Service Corp. International	5,785	380,768

		752,857

Diversified Telecommunication Services — 0.2%
Iridium Communications Inc.(a)	4,637	186,964

Electric Utilities — 0.2%
Hawaiian Electric Industries Inc.	3,846	162,724

Electrical Equipment — 2.0%
Acuity Brands Inc.	1,228	232,460
EnerSys	1,446	107,828
Hubbell Inc.	1,908	350,633
nVent Electric PLC	5,902	205,271
Regal Rexnord Corp.	2,378	353,799
Sunrun Inc.(a)	7,261	220,517
Vicor Corp.(a)	752	53,054

		1,523,562

Electronic Equipment, Instruments & Components — 3.4%
Arrow Electronics Inc.(a)	2,388	283,288
Avnet Inc.	3,497	141,943
Belden Inc.	1,576	87,310
Cognex Corp.	6,202	478,484
Coherent Inc.(a)	870	237,823
II-VI Inc.(a)	3,730	270,388
Jabil Inc.	5,035	310,811
Littelfuse Inc.	865	215,740
National Instruments Corp.	4,679	189,921
TD SYNNEX Corp.	1,458	150,480
Vishay Intertechnology Inc.	4,656	91,258
Vontier Corp.(b)	5,950	151,070

		2,608,516

Energy Equipment & Services — 0.6%
ChampionX Corp.(a)	7,089	173,539
NOV Inc.	13,774	270,108

		443,647

Entertainment — 0.1%
World Wrestling Entertainment Inc., Class A	1,537	95,970

Equity Real Estate Investment Trusts (REITs) — 10.2%
American Campus Communities Inc.	4,881	273,190

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Apartment Income REIT Corp.	5,506	$294,351
Brixmor Property Group Inc.	10,448	269,663
Camden Property Trust	3,584	595,661
Corporate Office Properties Trust	3,940	112,448
Cousins Properties Inc.	5,215	210,112
Douglas Emmett Inc.	6,157	205,767
EastGroup Properties Inc.	1,427	290,080
EPR Properties	2,623	143,504
First Industrial Realty Trust Inc.	4,571	282,991
Healthcare Realty Trust Inc.	5,175	142,209
Highwoods Properties Inc.	3,702	169,329
Hudson Pacific Properties Inc.	5,348	148,407
JBG SMITH Properties	4,004	116,997
Kilroy Realty Corp.	3,692	282,143
Kite Realty Group Trust	7,683	174,942
Lamar Advertising Co., Class A	3,047	354,000
Life Storage Inc.	2,878	404,157
Macerich Co. (The)	7,473	116,878
Medical Properties Trust Inc.	20,934	442,545
National Retail Properties Inc.	6,161	276,875
National Storage Affiliates Trust	2,874	180,372
Omega Healthcare Investors Inc.	8,383	261,214
Park Hotels & Resorts Inc.	8,296	162,021
Pebblebrook Hotel Trust	4,609	112,828
Physicians Realty Trust	7,727	135,532
PotlatchDeltic Corp.	2,423	127,765
PS Business Parks Inc.	706	118,664
Rayonier Inc.	5,099	209,671
Rexford Industrial Realty Inc.	5,622	419,345
Sabra Health Care REIT Inc.	8,022	119,448
SL Green Realty Corp.	2,257	183,223
Spirit Realty Capital Inc.	4,480	206,170
STORE Capital Corp.	8,608	251,612

		7,794,114

Food & Staples Retailing — 0.7%
BJ’s Wholesale Club Holdings Inc.(a)	4,770	322,500
Grocery Outlet Holding Corp.(a)	3,065	100,471
Sprouts Farmers Market Inc.(a)	3,938	125,937

		548,908

Food Products — 1.8%
Darling Ingredients Inc.(a)	5,676	456,237
Flowers Foods Inc.	7,006	180,124
Hain Celestial Group Inc. (The)(a)	3,209	110,389
Ingredion Inc.	2,345	204,367
Lancaster Colony Corp.	712	106,195
Pilgrim’s Pride Corp.(a)	1,710	42,921
Post Holdings Inc.(a)	2,018	139,767
Sanderson Farms Inc.	745	139,680

		1,379,680

Gas Utilities — 1.2%
New Jersey Resources Corp.	3,369	154,502
ONE Gas Inc.	1,880	165,891
Southwest Gas Holdings Inc.	2,295	179,676
Spire Inc.	1,815	130,244
UGI Corp.	7,359	266,543

		896,856

Health Care Equipment & Supplies — 3.1%
Envista Holdings Corp.(a)	5,661	275,747
Globus Medical Inc., Class A(a)	2,777	204,887

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Haemonetics Corp.(a)	1,794	$113,417
ICU Medical Inc.(a)	701	156,071
Integra LifeSciences Holdings Corp.(a)	2,555	164,184
LivaNova PLC(a)	1,866	152,695
Masimo Corp.(a)	1,781	259,207
Neogen Corp.(a)(b)	3,799	117,161
NuVasive Inc.(a)	1,814	102,854
Penumbra Inc.(a)	1,231	273,442
Quidel Corp.(a)	1,331	149,684
STAAR Surgical Co.(a)	1,670	133,450
Tandem Diabetes Care Inc.(a)	2,228	259,094

		2,361,893
Health Care Providers & Services — 2.8%
Acadia Healthcare Co. Inc.(a)	3,155	206,748
Amedisys Inc.(a)	1,143	196,927
Chemed Corp.	540	273,537
Encompass Health Corp.	3,490	248,174
HealthEquity Inc.(a)	2,935	197,936
LHC Group Inc.(a)	1,110	187,146
Option Care Health Inc.(a)	4,859	138,773
Patterson Companies Inc.	3,043	98,502
Progyny Inc.(a)	2,442	125,519
R1 RCM Inc.(a)	4,685	125,371
Tenet Healthcare Corp.(a)	3,757	322,952

		2,121,585
Hotels, Restaurants & Leisure — 3.0%
Boyd Gaming Corp.	2,878	189,315
Choice Hotels International Inc.	1,150	163,024
Churchill Downs Inc.	1,208	267,910
Cracker Barrel Old Country Store Inc.	841	99,852
Marriott Vacations Worldwide Corp.	1,495	235,761
Papa John’s International Inc.	1,135	119,493
Scientific Games Corp./DE, Class A(a)	3,386	198,928
Six Flags Entertainment Corp.(a)	2,715	118,103
Texas Roadhouse Inc.	2,443	204,552
Travel + Leisure Co.	3,027	175,384
Wendy’s Co. (The)	6,191	136,016
Wingstop Inc.	1,046	122,748
Wyndham Hotels & Resorts Inc.	3,269	276,852

		2,307,938
Household Durables — 1.6%
Helen of Troy Ltd.(a)	846	165,680
KB Home	3,007	97,367
Leggett & Platt Inc.	4,689	163,177
Taylor Morrison Home Corp.(a)	4,311	117,345
Tempur Sealy International Inc.	6,753	188,544
Toll Brothers Inc.	3,942	185,353
TopBuild Corp.(a)	1,156	209,687
Tri Pointe Homes Inc.(a)	3,921	78,734

		1,205,887
Household Products — 0.1%
Energizer Holdings Inc.	2,300	70,748

Insurance — 4.3%
Alleghany Corp.(a)	480	406,560
American Financial Group Inc./OH	2,334	339,877
Brighthouse Financial Inc.(a)	2,731	141,084
CNO Financial Group Inc.	4,356	109,292
First American Financial Corp.	3,855	249,881

Security	Shares	Value

Insurance (continued)
Hanover Insurance Group Inc. (The)	1,270	$189,891
Kemper Corp.	2,108	119,186
Kinsale Capital Group Inc.	753	171,699
Mercury General Corp.	938	51,590
Old Republic International Corp.	10,202	263,926
Primerica Inc.	1,405	192,232
Reinsurance Group of America Inc.	2,356	257,888
RenaissanceRe Holdings Ltd.	1,543	244,581
RLI Corp.	1,413	156,320
Selective Insurance Group Inc.	2,115	188,996
Unum Group	7,330	230,968

		3,313,971
Interactive Media & Services — 0.4%
TripAdvisor Inc.(a)	3,475	94,242
Yelp Inc.(a)	2,407	82,103
Ziff Davis Inc.(a)	1,691	163,655

		340,000
IT Services — 2.4%
Alliance Data Systems Corp.	1,767	99,217
Concentrix Corp.	1,505	250,673
Euronet Worldwide Inc.(a)	1,856	241,559
Genpact Ltd.	5,980	260,190
Kyndryl Holdings Inc.(a)	6,290	82,525
LiveRamp Holdings Inc.(a)	2,421	90,521
Maximus Inc.	2,173	162,866
Sabre Corp.(a)	11,377	130,039
Western Union Co. (The)	13,814	258,874
WEX Inc.(a)	1,566	279,453

		1,855,917
Leisure Products — 0.9%
Brunswick Corp./DE	2,711	219,293
Callaway Golf Co.(a)	4,111	96,280
Polaris Inc.	2,002	210,851
YETI Holdings Inc.(a)	3,074	184,378

		710,802
Life Sciences Tools & Services — 1.6%
Azenta Inc.	2,629	217,892
Bruker Corp.	3,573	229,744
Medpace Holdings Inc.(a)	1,011	165,389
Repligen Corp.(a)	1,804	339,314
Syneos Health Inc.(a)	3,638	294,496

		1,246,835
Machinery — 4.5%
AGCO Corp.	2,152	314,257
Colfax Corp.(a)	4,769	189,758
Crane Co.	1,753	189,815
Donaldson Co. Inc.	4,357	226,259
Flowserve Corp.	4,570	164,063
Graco Inc.	5,962	415,671
ITT Inc.	3,025	227,510
Kennametal Inc.	2,914	83,370
Lincoln Electric Holdings Inc.	2,071	285,404
Middleby Corp. (The)(a)	1,950	319,683
Oshkosh Corp.	2,342	235,722
Terex Corp.	2,448	87,296
Timken Co. (The)	2,435	147,804
Toro Co. (The)	3,681	314,689
Trinity Industries Inc.	2,868	98,544

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Watts Water Technologies Inc., Class A	967	$134,984

		3,434,829
Marine — 0.2%
Kirby Corp.(a)	2,108	152,176

Media — 1.0%
Cable One Inc.	174	254,778
John Wiley & Sons Inc., Class A	1,535	81,401
New York Times Co. (The), Class A	5,863	268,760
TEGNA Inc.	7,762	173,869

		778,808
Metals & Mining — 3.9%
Alcoa Corp.	6,458	581,414
Cleveland-Cliffs Inc.(a)	16,771	540,194
Commercial Metals Co.	4,260	177,301
Reliance Steel & Aluminum Co.	2,197	402,820
Royal Gold Inc.	2,303	325,368
Steel Dynamics Inc.	6,612	551,639
United States Steel Corp.	9,153	345,434
Worthington Industries Inc.	1,143	58,762

		2,982,932
Multiline Retail — 1.0%
Kohl’s Corp.	4,881	295,105
Macy’s Inc.	10,498	255,731
Nordstrom Inc.	3,912	106,054
Ollie’s Bargain Outlet Holdings Inc.(a)	2,059	88,455

		745,345
Oil, Gas & Consumable Fuels — 1.5%
DTE Midstream LLC(a)	3,394	184,159
Equitrans Midstream Corp.	14,262	120,371
HF Sinclair Corp.	5,244	208,973
Targa Resources Corp.	8,031	606,100

		1,119,603
Paper & Forest Products — 0.3%
Louisiana-Pacific Corp.	3,085	191,640

Personal Products — 0.3%
Coty Inc., Class A(a)	12,063	108,447
Nu Skin Enterprises Inc., Class A	1,748	83,694

		192,141
Pharmaceuticals — 0.7%
Jazz Pharmaceuticals PLC(a)	2,156	335,624
Perrigo Co. PLC	4,693	180,352

		515,976
Professional Services — 1.5%
ASGN Inc.(a)	1,829	213,463
FTI Consulting Inc.(a)	1,203	189,136
Insperity Inc.	1,251	125,625
KBR Inc.	4,924	269,490
ManpowerGroup Inc.	1,902	178,636
Science Applications International Corp.	1,998	184,156

		1,160,506
Real Estate Management & Development — 0.6%
Jones Lang LaSalle Inc.(a)	1,770	423,844

Road & Rail — 2.1%
Avis Budget Group Inc.(a)	1,405	369,937
Knight-Swift Transportation Holdings Inc.	5,822	293,778
Landstar System Inc.	1,321	199,246

Security	Shares	Value

Road & Rail (continued)
Ryder System Inc.	1,889	$149,854
Saia Inc.(a)	924	225,290
Werner Enterprises Inc.	2,100	86,100
XPO Logistics Inc.(a)	3,460	251,888

		1,576,093
Semiconductors & Semiconductor Equipment — 4.0%
Amkor Technology Inc.	3,517	76,389
Cirrus Logic Inc.(a)	2,010	170,428
CMC Materials Inc.	1,003	185,956
First Solar Inc.(a)	3,469	290,494
Lattice Semiconductor Corp.(a)	4,803	292,743
MKS Instruments Inc.	1,945	291,750
Power Integrations Inc.	2,074	192,218
Semtech Corp.(a)	2,261	156,778
Silicon Laboratories Inc.(a)	1,343	201,719
SiTime Corp.(a)	527	130,601
SunPower Corp.(a)	2,910	62,507
Synaptics Inc.(a)	1,386	276,507
Universal Display Corp.	1,520	253,764
Wolfspeed Inc.(a)	4,334	493,469

		3,075,323
Software — 4.0%
ACI Worldwide Inc.(a)	4,124	129,865
Aspen Technology Inc.(a)	2,339	386,800
Blackbaud Inc.(a)	1,568	93,876
CDK Global Inc.	4,084	198,809
CommVault Systems Inc.(a)	1,563	103,705
Digital Turbine Inc.(a)	3,096	135,636
Envestnet Inc.(a)	1,258	93,646
Fair Isaac Corp.(a)	922	430,076
Manhattan Associates Inc.(a)	2,216	307,381
Mimecast Ltd.(a)	2,184	173,759
NCR Corp.(a)(b)	4,630	186,080
Paylocity Holding Corp.(a)	1,392	286,432
Qualys Inc.(a)	1,185	168,756
SailPoint Technologies Holdings Inc.(a)	3,272	167,461
Teradata Corp.(a)	3,807	187,647

		3,049,929
Specialty Retail — 3.0%
American Eagle Outfitters Inc.	5,382	90,418
AutoNation Inc.(a)	1,402	139,611
Five Below Inc.(a)	1,966	311,355
Foot Locker Inc.	3,064	90,878
GameStop Corp., Class A(a)(b)	2,170	361,479
Gap Inc. (The)	7,466	105,121
Lithia Motors Inc.	1,062	318,727
Murphy USA Inc.	804	160,768
RH(a)(b)	611	199,241
Urban Outfitters Inc.(a)	2,301	57,778
Victoria’s Secret & Co.(a)	2,549	130,917
Williams-Sonoma Inc.	2,559	371,055

		2,337,348

Technology Hardware, Storage & Peripherals — 0.1%
Xerox Holdings Corp.	4,306	86,852

Textiles, Apparel & Luxury Goods — 1.7%
Capri Holdings Ltd.(a)	5,177	266,046
Carter’s Inc.	1,497	137,709
Columbia Sportswear Co.	1,228	111,171

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Crocs Inc.(a)	2,064	$157,690
Deckers Outdoor Corp.(a)	956	261,724
Hanesbrands Inc.	12,250	182,402
Skechers U.S.A. Inc., Class A(a)	4,733	192,917

		1,309,659
Thrifts & Mortgage Finance — 0.7%
Essent Group Ltd.	3,881	159,936
MGIC Investment Corp.	11,242	152,329
New York Community Bancorp. Inc.	16,311	174,854
Washington Federal Inc.	2,287	75,059

		562,178
Trading Companies & Distributors — 1.1%
GATX Corp.	1,246	153,669
MSC Industrial Direct Co. Inc., Class A	1,656	141,108
Univar Solutions Inc.(a)	5,997	192,743
Watsco Inc.	1,159	353,078

		840,598
Water Utilities — 0.5%
Essential Utilities Inc.	8,068	412,517

Total Common Stocks — 99.8% (Cost: $77,255,015)		76,515,233

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	815,435	$815,271
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	90,000	90,000

		905,271

Total Short-Term Investments — 1.2% (Cost: $905,160)		905,271

Total Investments in Securities — 101.0% (Cost: $78,160,175)		77,420,504

Other Assets, Less Liabilities — (1.0)%		(754,324)

Net Assets — 100.0%		$76,666,180

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period end.

(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$265,494	$550,386	(a)	$—	$(720)	$111	$815,271	815,435	$1,384	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	20,000	70,000	(a)	—	—	—	90,000	90,000	25		—

					$(720)	$111	$905,271		$1,409		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,450

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P Mid-Cap ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$76,515,233	$—	$—	$76,515,233
Money Market Funds	905,271	—	—	905,271

	$77,420,504	$—	$—	$77,420,504

See notes to financial statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
AAR Corp.(a)	872	$42,231
Aerovironment Inc.(a)	603	56,766
Kaman Corp.	728	31,654
National Presto Industries Inc.	132	10,157
Park Aerospace Corp.	516	6,734
Triumph Group Inc.(a)	1,689	42,698

		190,240
Air Freight & Logistics — 0.8%
Atlas Air Worldwide Holdings Inc.(a)	706	60,977
Forward Air Corp.	705	68,935
Hub Group Inc., Class A(a)	886	68,408

		198,320
Airlines — 0.5%
Allegiant Travel Co.(a)	397	64,469
Hawaiian Holdings Inc.(a)(b)	1,339	26,378
SkyWest Inc.(a)	1,317	37,996

		128,843
Auto Components — 1.3%
American Axle & Manufacturing Holdings Inc.(a)	2,965	23,008
Dorman Products Inc.(a)	744	70,702
Gentherm Inc.(a)	869	63,472
LCI Industries	661	68,619
Motorcar Parts of America Inc.(a)	509	9,076
Patrick Industries Inc.	588	35,456
Standard Motor Products Inc.	500	21,570
XPEL Inc.(a)	431	22,675

		314,578
Automobiles — 0.2%
Winnebago Industries Inc.	872	47,114

Banks — 9.1%
Allegiance Bancshares Inc.	485	21,670
Ameris Bancorp.	1,720	75,474
Banc of California Inc.	1,414	27,375
BancFirst Corp.	494	41,106
Bancorp. Inc. (The)(a)	1,446	40,965
BankUnited Inc.	1,347	59,214
Banner Corp.	643	37,635
Berkshire Hills Bancorp. Inc.	581	16,832
Brookline Bancorp. Inc.	1,463	23,145
Central Pacific Financial Corp.	464	12,946
City Holding Co.	125	9,837
Columbia Banking System Inc.	1,508	48,663
Community Bank System Inc.	1,032	72,395
Customers Bancorp. Inc.(a)	790	41,191
CVB Financial Corp.	3,420	79,378
Dime Community Bancshares Inc.	854	29,523
Eagle Bancorp. Inc.	630	35,916
FB Financial Corp.	932	41,399
First BanCorp./Puerto Rico	3,825	50,184
First Bancorp./Southern Pines NC	899	37,551
First Commonwealth Financial Corp.	1,770	26,833
First Financial Bancorp.	2,281	52,577
First Hawaiian Inc.	3,333	92,957
Hanmi Financial Corp.	572	14,077
Heritage Financial Corp./WA	556	13,933
Hilltop Holdings Inc.	1,590	46,746
HomeStreet Inc.	398	18,857

Security	Shares	Value

Banks (continued)
Hope Bancorp Inc.	2,807	$45,136
Independent Bank Corp.	1,153	94,189
Independent Bank Group Inc.	961	68,385
Investors Bancorp. Inc.	5,899	88,072
Lakeland Financial Corp.	658	48,034
Meta Financial Group Inc.	600	32,952
National Bank Holdings Corp., Class A	486	19,576
NBT Bancorp. Inc.	823	29,735
Northwest Bancshares Inc.	1,978	26,723
OFG Bancorp.	952	25,361
Pacific Premier Bancorp. Inc.	1,854	65,539
Park National Corp.	377	49,530
Preferred Bank/Los Angeles CA	107	7,928
Renasant Corp.	885	29,603
S&T Bancorp. Inc.	729	21,564
Seacoast Banking Corp. of Florida	1,529	53,546
ServisFirst Bancshares Inc.	1,276	121,590
Simmons First National Corp., Class A	2,209	57,920
Southside Bancshares Inc.	626	25,560
Tompkins Financial Corp.	310	24,264
Triumph Bancorp. Inc.(a)	618	58,104
United Community Banks Inc./GA	2,724	94,795
Veritex Holdings Inc.	1,290	49,239
Westamerica Bancorp.	473	28,616

		2,234,340
Beverages — 0.7%
Celsius Holdings Inc.(a)	999	55,125
Coca-Cola Consolidated Inc.	121	60,119
MGP Ingredients Inc.	327	27,988
National Beverage Corp.	610	26,535

		169,767
Biotechnology — 2.1%
Anika Therapeutics Inc.(a)	382	9,592
Avid Bioservices Inc.(a)	1,610	32,796
Coherus Biosciences Inc.(a)	1,666	21,508
Cytokinetics Inc.(a)	2,193	80,724
Eagle Pharmaceuticals Inc./DE(a)	297	14,698
Emergent BioSolutions Inc.(a)	1,252	51,407
Enanta Pharmaceuticals Inc.(a)	478	34,024
Ligand Pharmaceuticals Inc.(a)	437	49,158
Myriad Genetics Inc.(a)	2,088	52,618
Organogenesis Holdings Inc., Class A(a)	1,637	12,474
REGENXBIO Inc.(a)	984	32,659
uniQure NV(a)	937	16,932
Vanda Pharmaceuticals Inc.(a)	1,448	16,377
Vericel Corp.(a)	1,224	46,781
Xencor Inc.(a)	1,529	40,794

		512,542
Building Products — 1.8%
AAON Inc.	1,083	60,356
American Woodmark Corp.(a)(b)	433	21,196
Apogee Enterprises Inc.	650	30,849
Gibraltar Industries Inc.(a)	854	36,679
Griffon Corp.	1,236	24,757
Insteel Industries Inc.	505	18,680
PGT Innovations Inc.(a)	1,559	28,031
Quanex Building Products Corp.	873	18,324
Resideo Technologies Inc.(a)	3,775	89,958

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
UFP Industries Inc.	1,618	$124,845

		453,675
Capital Markets — 1.0%
B. Riley Financial Inc.	421	29,453
Blucora Inc.(a)	1,274	24,907
BrightSphere Investment Group Inc.	916	22,213
Donnelley Financial Solutions Inc.(a)	763	25,378
Greenhill & Co. Inc.	349	5,399
Piper Sandler Cos	369	48,431
StoneX Group Inc.(a)	447	33,181
Virtus Investment Partners Inc.	186	44,638
WisdomTree Investments Inc.	2,829	16,606

		250,206
Chemicals — 3.0%
AdvanSix Inc.	735	37,551
American Vanguard Corp.	713	14,488
Balchem Corp.	847	115,785
Ferro Corp.(a)	2,163	47,024
FutureFuel Corp.	680	6,616
GCP Applied Technologies Inc.(a)	1,411	44,334
Hawkins Inc.	491	22,537
HB Fuller Co.	1,381	91,243
Innospec Inc.	644	59,602
Koppers Holdings Inc.	554	15,246
Livent Corp.(a)(b)	4,224	110,120
Quaker Chemical Corp.	351	60,656
Stepan Co.	557	55,037
Tredegar Corp.	680	8,153
Trinseo PLC	1,015	48,639

		737,031
Commercial Services & Supplies — 2.4%
ABM Industries Inc.	1,760	81,030
Brady Corp., Class A, NVS	1,263	58,439
CoreCivic Inc.(a)	3,145	35,130
Deluxe Corp.	1,114	33,687
GEO Group Inc. (The)(a)	3,026	20,002
Harsco Corp.(a)	2,071	25,349
Healthcare Services Group Inc.	1,949	36,193
HNI Corp.	1,139	42,200
Interface Inc.	1,544	20,952
KAR Auction Services Inc.(a)	3,167	57,164
Matthews International Corp., Class A	825	26,697
Pitney Bowes Inc.	1,838	9,558
U.S. Ecology Inc.(a)(b)	817	39,118
UniFirst Corp./MA	398	73,343
Viad Corp.(a)	534	19,032

		577,894
Communications Equipment — 1.4%
ADTRAN Inc.	1,293	23,856
CalAmp Corp.(a)	950	6,945
Comtech Telecommunications Corp.	698	10,952
Digi International Inc.(a)	915	19,691
Extreme Networks Inc.(a)	3,378	41,245
Harmonic Inc.(a)	2,676	24,860
NETGEAR Inc.(a)	761	18,781
NetScout Systems Inc.(a)	1,930	61,914
Plantronics Inc.(a)	1,118	44,049
Viavi Solutions Inc.(a)	6,013	96,689

		348,982

Security	Shares	Value

Construction & Engineering — 1.1%
Arcosa Inc.	1,263	$72,307
Comfort Systems USA Inc.	942	83,847
Granite Construction Inc.	1,198	39,294
MYR Group Inc.(a)	441	41,472
NV5 Global Inc.(a)	310	41,323

		278,243
Consumer Finance — 0.8%
Encore Capital Group Inc.(a)	648	40,649
Enova International Inc.(a)	893	33,907
Green Dot Corp., Class A(a)	875	24,045
LendingTree Inc.(a)	300	35,901
PRA Group Inc.(a)	1,140	51,391
World Acceptance Corp.(a)(b)	108	20,719

		206,612
Containers & Packaging — 0.3%
Myers Industries Inc.	947	20,455
O-I Glass Inc.(a)	4,068	53,616

		74,071
Diversified Consumer Services — 0.5%
Adtalem Global Education Inc.(a)	1,302	38,682
American Public Education Inc.(a)	495	10,514
Perdoceo Education Corp.(a)	1,833	21,043
Strategic Education Inc.	592	39,297
WW International Inc.(a)	1,383	14,148

		123,684
Diversified Telecommunication Services — 0.4%
ATN International Inc.	289	11,525
Cogent Communications Holdings Inc.	1,109	73,582
Consolidated Communications Holdings Inc.(a)	1,865	11,004

		96,111
Electrical Equipment — 0.4%
AZZ Inc.	646	31,163
Encore Wire Corp.	530	60,457
Powell Industries Inc.	237	4,603

		96,223
Electronic Equipment, Instruments & Components — 4.2%
Advanced Energy Industries Inc.	985	84,789
Arlo Technologies Inc.(a)	2,204	19,527
Badger Meter Inc.	765	76,278
Benchmark Electronics Inc.	916	22,937
CTS Corp.	842	29,756
ePlus Inc.(a)	702	39,354
Fabrinet(a)	967	101,661
FARO Technologies Inc.(a)	476	24,714
Insight Enterprises Inc.(a)	912	97,876
Itron Inc.(a)	1,184	62,373
Knowles Corp.(a)	2,400	51,672
Methode Electronics Inc.	974	42,126
OSI Systems Inc.(a)	429	36,517
PC Connection Inc.	288	15,088
Plexus Corp.(a)	735	60,130
Rogers Corp.(a)	490	133,133
Sanmina Corp.(a)	1,662	67,178
ScanSource Inc.(a)	666	23,170
TTM Technologies Inc.(a)	2,728	40,429

		1,028,708
Energy Equipment & Services — 2.0%
Archrock Inc.	3,504	32,342

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
Bristow Group Inc.(a)	606	$22,471
Core Laboratories NV	1,210	38,272
DMC Global Inc.(a)	504	15,372
Dril-Quip Inc.(a)	925	34,549
Helix Energy Solutions Group Inc.(a)	3,687	17,624
Helmerich & Payne Inc.	2,758	117,987
Nabors Industries Ltd.(a)	203	31,002
Oil States International Inc.(a)	1,625	11,294
Patterson-UTI Energy Inc.	5,624	87,060
ProPetro Holding Corp.(a)	2,216	30,869
RPC Inc.(a)	1,838	19,611
U.S. Silica Holdings Inc.(a)	1,949	36,368

		494,821
Entertainment — 0.2%
Cinemark Holdings Inc.(a)	2,783	48,090
Marcus Corp. (The)(a)	579	10,249

		58,339
Equity Real Estate Investment Trusts (REITs) — 8.7%
Acadia Realty Trust	2,312	50,101
Agree Realty Corp.	1,863	123,629
Alexander & Baldwin Inc.	1,896	43,968
American Assets Trust Inc.	1,377	52,174
Armada Hoffler Properties Inc.	1,760	25,696
Brandywine Realty Trust	4,473	63,248
CareTrust REIT Inc.	2,537	48,964
Centerspace	392	38,463
Chatham Lodging Trust(a)	1,268	17,486
Community Healthcare Trust Inc.	613	25,875
DiamondRock Hospitality Co.(a)	5,506	55,611
Diversified Healthcare Trust	6,248	19,994
Easterly Government Properties Inc.	2,252	47,607
Essential Properties Realty Trust Inc.	3,178	80,403
Four Corners Property Trust Inc.	2,022	54,675
Franklin Street Properties Corp., Class C	2,471	14,579
Getty Realty Corp.	1,031	29,507
Global Net Lease Inc.	2,709	42,613
Hersha Hospitality Trust, Class A(a)	875	7,945
Independence Realty Trust Inc.	5,769	152,532
Industrial Logistics Properties Trust	1,710	38,766
Innovative Industrial Properties Inc.	670	137,618
iStar Inc.	1,816	42,512
LTC Properties Inc.	1,029	39,586
LXP Industrial Trust	7,394	116,086
NexPoint Residential Trust Inc.	594	53,644
Office Properties Income Trust	1,266	32,574
Orion Office REIT Inc.	1,480	20,720
Retail Opportunity Investments Corp.	3,174	61,544
RPT Realty	2,204	30,349
Safehold Inc.	368	20,406
Saul Centers Inc.	339	17,865
Service Properties Trust	4,291	37,889
SITE Centers Corp.	4,694	78,437
Summit Hotel Properties Inc.(a)	2,783	27,719
Tanger Factory Outlet Centers Inc.	2,718	46,722
Uniti Group Inc.	6,172	84,927
Universal Health Realty Income Trust	335	19,554
Urban Edge Properties	2,879	54,989
Urstadt Biddle Properties Inc., Class A	791	14,879
Veris Residential Inc.(a)	2,092	36,380
Washington Real Estate Investment Trust	2,213	56,431

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Whitestone REIT	1,200	$15,900
Xenia Hotels & Resorts Inc.(a)	2,985	57,581

		2,138,148
Food & Staples Retailing — 0.9%
Andersons Inc. (The)	795	39,957
Chefs’ Warehouse Inc. (The)(a)	852	27,775
PriceSmart Inc.	629	49,609
SpartanNash Co.	940	31,010
United Natural Foods Inc.(a)	1,519	62,811

		211,162
Food Products — 1.8%
B&G Foods Inc.	1,697	45,785
Calavo Growers Inc.	460	16,767
Cal-Maine Foods Inc.	979	54,060
Fresh Del Monte Produce Inc.	870	22,542
Hostess Brands Inc.(a)	3,618	79,379
J&J Snack Foods Corp.	390	60,489
John B Sanfilippo & Son Inc.	233	19,442
Seneca Foods Corp., Class A(a)	158	8,143
Simply Good Foods Co. (The)(a)	2,212	83,946
Tootsie Roll Industries Inc.	466	16,291
TreeHouse Foods Inc.(a)	1,458	47,035

		453,879
Gas Utilities — 0.7%
Chesapeake Utilities Corp.	280	38,573
Northwest Natural Holding Co.	803	41,531
South Jersey Industries Inc.	2,940	101,577

		181,681
Health Care Equipment & Supplies — 3.4%
AngioDynamics Inc.(a)	1,012	21,798
Artivion Inc.(a)	1,028	21,979
Avanos Medical Inc.(a)	1,260	42,210
BioLife Solutions Inc.(a)	784	17,820
Cardiovascular Systems Inc.(a)	1,061	23,979
CONMED Corp.	765	113,641
Cutera Inc.(a)	425	29,325
Glaukos Corp.(a)	1,226	70,887
Heska Corp.(a)	280	38,718
Inogen Inc.(a)	532	17,247
Integer Holdings Corp.(a)	863	69,532
Lantheus Holdings Inc.(a)	1,770	97,899
LeMaitre Vascular Inc.	502	23,328
Meridian Bioscience Inc.(a)	1,138	29,543
Merit Medical Systems Inc.(a)	1,328	88,339
Mesa Laboratories Inc.(b)	137	34,919
Natus Medical Inc.(a)	892	23,442
OraSure Technologies Inc.(a)	1,907	12,929
Orthofix Medical Inc.(a)	516	16,873
Surmodics Inc.(a)	367	16,636
Tactile Systems Technology Inc.(a)	525	10,584
Varex Imaging Corp.(a)	1,035	22,035
Zynex Inc.	592	3,688

		847,351
Health Care Providers & Services — 3.7%
Addus HomeCare Corp.(a)	416	38,809
AMN Healthcare Services Inc.(a)	1,236	128,952
Apollo Medical Holdings Inc.(a)	988	47,888
Community Health Systems Inc.(a)	3,246	38,530
CorVel Corp.(a)	246	41,436

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Covetrus Inc.(a)	2,702	$45,367
Cross Country Healthcare Inc.(a)	919	19,915
Ensign Group Inc. (The)	1,368	123,134
Fulgent Genetics Inc.(a)	507	31,642
Hanger Inc.(a)	956	17,523
Joint Corp. (The)(a)	375	13,271
MEDNAX Inc.(a)(b)	2,228	52,313
ModivCare Inc.(a)	322	37,156
Owens & Minor Inc.(b)	1,973	86,851
Pennant Group Inc. (The)(a)	716	13,339
RadNet Inc.(a)	1,219	27,269
Select Medical Holdings Corp.	2,770	66,452
Tivity Health Inc.(a)	1,158	37,253
U.S. Physical Therapy Inc.	337	33,515

		900,615

Health Care Technology — 1.3%
Allscripts Healthcare Solutions Inc.(a)	3,186	71,749
Computer Programs & Systems Inc.(a)	381	13,125
HealthStream Inc.(a)	656	13,068
NextGen Healthcare Inc.(a)	1,468	30,696
Omnicell Inc.(a)	1,149	148,784
OptimizeRx Corp.(a)	465	17,535
Simulations Plus Inc.	411	20,953

		315,910

Hotels, Restaurants & Leisure — 1.8%
BJ’s Restaurants Inc.(a)	606	17,150
Bloomin’ Brands Inc.	2,123	46,579
Brinker International Inc.(a)	1,166	44,494
Cheesecake Factory Inc. (The)(a)	1,268	50,454
Chuy’s Holdings Inc.(a)	515	13,905
Dave & Buster’s Entertainment Inc.(a)	1,013	49,738
Dine Brands Global Inc.	448	34,921
El Pollo Loco Holdings Inc.(a)	514	5,973
Fiesta Restaurant Group Inc.(a)	454	3,394
Jack in the Box Inc.	552	51,562
Monarch Casino & Resort Inc.(a)(b)	343	29,920
Red Robin Gourmet Burgers Inc.(a)	417	7,031
Ruth’s Hospitality Group Inc.	830	18,990
Shake Shack Inc., Class A(a)	1,023	69,462

		443,573

Household Durables — 2.0%
Cavco Industries Inc.(a)	223	53,710
Century Communities Inc.	777	41,624
Ethan Allen Interiors Inc.	572	14,912
Installed Building Products Inc.	614	51,877
iRobot Corp.(a)(b)	705	44,697
La-Z-Boy Inc.	1,148	30,273
LGI Homes Inc.(a)	558	54,505
M/I Homes Inc.(a)	761	33,750
MDC Holdings Inc.	1,478	55,928
Meritage Homes Corp.(a)	975	77,249
Tupperware Brands Corp.(a)	1,278	24,857
Universal Electronics Inc.(a)	347	10,840

		494,222

Household Products — 0.5%
Central Garden & Pet Co.(a)	259	11,386
Central Garden & Pet Co., Class A, NVS(a)	1,036	42,248
WD-40 Co.	358	65,596

		119,230

Security	Shares	Value

Insurance — 2.4%
Ambac Financial Group Inc.(a)	1,204	$12,522
American Equity Investment Life Holding Co.	2,154	85,966
AMERISAFE Inc.	506	25,133
Assured Guaranty Ltd.	1,824	116,116
eHealth Inc.(a)	629	7,806
Employers Holdings Inc.	224	9,188
Genworth Financial Inc., Class A(a)	8,775	33,169
HCI Group Inc.	208	14,181
Horace Mann Educators Corp.	715	29,908
James River Group Holdings Ltd.	666	16,477
Palomar Holdings Inc.(a)(b)	631	40,378
ProAssurance Corp.	1,040	27,955
Safety Insurance Group Inc.	276	25,075
SiriusPoint Ltd.(a)	2,235	16,718
Stewart Information Services Corp.	516	31,275
Trupanion Inc.(a)	897	79,941
United Fire Group Inc.	564	17,523
Universal Insurance Holdings Inc.	742	10,010

		599,341

Interactive Media & Services — 0.2%
Cars.com Inc.(a)	1,698	24,502
QuinStreet Inc.(a)	1,322	15,335

		39,837

Internet & Direct Marketing Retail — 0.3%
Liquidity Services Inc.(a)	704	12,052
PetMed Express Inc.	545	14,061
Shutterstock Inc.	608	56,593

		82,706

IT Services — 1.7%
CSG Systems International Inc.	850	54,035
EVERTEC Inc.	1,562	63,933
ExlService Holdings Inc.(a)	871	124,788
Perficient Inc.(a)	861	94,787
TTEC Holdings Inc.	479	39,527
Unisys Corp.(a)	1,756	37,947

		415,017

Life Sciences Tools & Services — 0.2%
NeoGenomics Inc.(a)	3,219	39,111

Machinery — 4.5%
Alamo Group Inc.	259	37,242
Albany International Corp., Class A	847	71,419
Astec Industries Inc.	595	25,585
Barnes Group Inc.	1,218	48,951
CIRCOR International Inc.(a)	527	14,029
Enerpac Tool Group Corp.	1,577	34,520
EnPro Industries Inc.	539	52,676
ESCO Technologies Inc.	680	47,546
Federal Signal Corp.	1,597	53,899
Franklin Electric Co. Inc.	1,020	84,701
Greenbrier Companies Inc. (The)	851	43,835
Hillenbrand Inc.	1,904	84,100
John Bean Technologies Corp.	831	98,449
Lindsay Corp.	287	45,062
Meritor Inc.(a)	1,850	65,804
Proto Labs Inc.(a)	721	38,141
SPX Corp.(a)	1,187	58,650
SPX FLOW Inc.	1,097	94,583
Standex International Corp.	320	31,974

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Tennant Co.	485	$38,218
Titan International Inc.(a)	1,337	19,694
Wabash National Corp.	1,273	18,891

		1,107,969

Marine — 0.5%
Matson Inc.	1,099	132,561

Media — 0.8%
AMC Networks Inc., Class A(a)	764	31,041
EW Scripps Co. (The), Class A(a)	1,495	31,081
Gannett Co. Inc.(a)	3,700	16,687
Loyalty Ventures Inc.(a)	528	8,728
Scholastic Corp.	793	31,942
TechTarget Inc.(a)	697	56,652
Thryv Holdings Inc.(a)	441	12,401

		188,532

Metals & Mining — 1.9%
Allegheny Technologies Inc.(a)	3,327	89,297
Arconic Corp.(a)	2,783	71,300
Carpenter Technology Corp.	1,262	52,979
Century Aluminum Co.(a)	1,319	34,703
Compass Minerals International Inc.	891	55,946
Haynes International Inc.	324	13,802
Kaiser Aluminum Corp.	415	39,076
Materion Corp.	534	45,785
Olympic Steel Inc.	247	9,500
SunCoke Energy Inc.	2,172	19,353
TimkenSteel Corp.(a)	1,075	23,521

		455,262

Mortgage Real Estate Investment — 1.4%
Apollo Commercial Real Estate Finance Inc.	3,454	48,114
ARMOUR Residential REIT Inc.	2,345	19,698
Ellington Financial Inc.	1,426	25,312
Franklin BSP Realty Trust Inc.	1,142	15,965
Granite Point Mortgage Trust Inc.	1,398	15,546
Invesco Mortgage Capital Inc.	8,150	18,582
KKR Real Estate Finance Trust Inc.	1,179	24,299
New York Mortgage Trust Inc.	9,915	36,190
PennyMac Mortgage Investment Trust	2,480	41,887
Ready Capital Corp.	1,757	26,460
Redwood Trust Inc.	2,998	31,569
Two Harbors Investment Corp.	8,990	49,715

		353,337

Multi-Utilities — 0.4%
Avista Corp.	1,840	83,076
Unitil Corp.	418	20,850

		103,926

Multiline Retail — 0.1%
Big Lots Inc.	798	27,611

Oil, Gas & Consumable Fuels — 1.0%
Dorian LPG Ltd.	733	10,621
Green Plains Inc.(a)	1,009	31,289
Par Pacific Holdings Inc.(a)	1,189	15,481
PBF Energy Inc., Class A(a)	2,483	60,511
Renewable Energy Group Inc.(a)	1,314	79,694
REX American Resources Corp.(a)	136	13,545
World Fuel Services Corp.	1,651	44,643

		255,784

Security	Shares	Value

Paper & Forest Products — 0.4%
Clearwater Paper Corp.(a)	442	$12,389
Glatfelter Corp.	1,157	14,324
Mercer International Inc.	1,047	14,605
Neenah Inc.	436	17,292
Sylvamo Corp.(a)	922	30,684

		89,294

Personal Products — 0.8%
Edgewell Personal Care Co.	1,414	51,851
elf Beauty Inc.(a)	1,254	32,391
Inter Parfums Inc.	465	40,943
Medifast Inc.	304	51,917
USANA Health Sciences Inc.(a)	304	24,153

		201,255

Pharmaceuticals — 1.7%
Amphastar Pharmaceuticals Inc.(a)	963	34,572
ANI Pharmaceuticals Inc.(a)	333	9,360
Cara Therapeutics Inc.(a)(b)	1,088	13,219
Collegium Pharmaceutical Inc.(a)	899	18,304
Corcept Therapeutics Inc.(a)	2,492	56,120
Endo International PLC(a)	6,188	14,294
Innoviva Inc.(a)	1,635	31,637
Nektar Therapeutics(a)	4,825	26,007
Pacira BioSciences Inc.(a)	1,165	88,913
Phibro Animal Health Corp., Class A	539	10,753
Prestige Consumer Healthcare Inc.(a)	1,312	69,457
Supernus Pharmaceuticals Inc.(a)	1,390	44,925

		417,561

Professional Services — 1.4%
Exponent Inc.	1,362	147,164
Forrester Research Inc.(a)	291	16,418
Heidrick & Struggles International Inc.	512	20,265
Kelly Services Inc., Class A, NVS	942	20,432
Korn Ferry	1,423	92,410
Resources Connection Inc.	795	13,626
TrueBlue Inc.(a)	928	26,810

		337,125

Real Estate Management & Development — 0.7%
Douglas Elliman Inc., NVS	1,717	12,534
Marcus & Millichap Inc.	653	34,400
RE/MAX Holdings Inc., Class A	491	13,615
Realogy Holdings Corp.(a)	3,048	47,793
St Joe Co. (The)	862	51,065

		159,407

Road & Rail — 0.4%
ArcBest Corp.	650	52,325
Heartland Express Inc.	1,217	17,123
Marten Transport Ltd.	1,563	27,759

		97,207

Semiconductors & Semiconductor Equipment — 3.7%
Axcelis Technologies Inc.(a)	871	65,787
CEVA Inc.(a)	601	24,431
Cohu Inc.(a)	1,273	37,681
Diodes Inc.(a)	1,177	102,387
FormFactor Inc.(a)	2,045	85,951
Ichor Holdings Ltd.(a)	743	26,466
Kulicke & Soffa Industries Inc.	1,629	91,257
MaxLinear Inc.(a)	1,847	107,772
Onto Innovation Inc.(a)	1,288	111,914
PDF Solutions Inc.(a)	777	21,655

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Photronics Inc.(a)	1,622	$27,525
Rambus Inc.(a)	2,859	91,173
SMART Global Holdings Inc.(a)	1,230	31,771
Ultra Clean Holdings Inc.(a)	1,174	49,766
Veeco Instruments Inc.(a)	1,320	35,891

		911,427

Software — 2.9%
8x8 Inc.(a)	3,094	38,953
Agilysys Inc.(a)	508	20,259
Alarm.com Holdings Inc.(a)	1,204	80,018
Bottomline Technologies DE Inc.(a)	1,011	57,304
Consensus Cloud Solutions Inc.(a)	416	25,014
Ebix Inc.	623	20,652
InterDigital Inc.	802	51,168
LivePerson Inc.(a)	1,764	43,077
OneSpan Inc.(a)	910	13,140
Progress Software Corp.	1,155	54,389
SPS Commerce Inc.(a)	940	123,328
Vonage Holdings Corp.(a)	6,600	133,914
Xperi Holding Corp.	2,733	47,336

		708,552

Specialty Retail — 3.9%
Aaron’s Co. Inc. (The)	818	16,425
Abercrombie & Fitch Co., Class A(a)	1,477	47,249
America’s Car-Mart Inc./TX(a)	157	12,648
Asbury Automotive Group Inc.(a)	605	96,921
Barnes & Noble Education Inc.(a)	951	3,405
Bed Bath & Beyond Inc.(a)	2,519	56,753
Boot Barn Holdings Inc.(a)	776	73,557
Buckle Inc. (The)	768	25,375
Caleres Inc.	996	19,253
Cato Corp. (The), Class A	495	7,257
Chico’s FAS Inc.(a)	3,199	15,355
Children’s Place Inc. (The)(a)	355	17,502
Conn’s Inc.(a)	508	7,828
Designer Brands Inc. , Class A(a)	1,613	21,792
Genesco Inc.(a)	359	22,836
Group 1 Automotive Inc.	450	75,524
Guess? Inc.	1,019	22,265
Haverty Furniture Companies Inc.	394	10,803
Hibbett Inc.	334	14,810
LL Flooring Holdings Inc.(a)	770	10,795
MarineMax Inc.(a)(b)	576	23,190
Monro Inc.	877	38,886
ODP Corp. (The)(a)	1,200	54,996
Rent-A-Center Inc./TX	1,581	39,825
Sally Beauty Holdings Inc.(a)	2,878	44,983
Shoe Carnival Inc.	454	13,239
Signet Jewelers Ltd.	1,376	100,035
Sleep Number Corp.(a)	592	30,020
Sonic Automotive Inc., Class A	542	23,040
Zumiez Inc.(a)	511	19,525

		966,092

Technology Hardware, Storage & Peripherals — 0.3%
3D Systems Corp.(a)	3,339	55,695
Diebold Nixdorf Inc.(a)	1,894	12,747

		68,442

Textiles, Apparel & Luxury Goods — 1.2%
Fossil Group Inc.(a)	1,257	12,118

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
G-III Apparel Group Ltd.(a)	1,143	$30,918
Kontoor Brands Inc.	1,244	51,439
Movado Group Inc.	426	16,635
Oxford Industries Inc.	415	37,558
Steven Madden Ltd.	2,000	77,280
Unifi Inc.(a)	369	6,679
Vera Bradley Inc.(a)	672	5,154
Wolverine World Wide Inc.	2,153	48,572

		286,353

Thrifts & Mortgage Finance — 2.1%
Axos Financial Inc.(a)	1,392	64,575
Capitol Federal Financial Inc.	3,357	36,524
Flagstar Bancorp. Inc.	1,309	55,501
Mr Cooper Group Inc.(a)	1,964	89,696
NMI Holdings Inc., Class A(a)	2,242	46,230
Northfield Bancorp. Inc.	1,127	16,184
Provident Financial Services Inc.	1,475	34,515
TrustCo Bank Corp. NY	223	7,120
Walker & Dunlop Inc.	771	99,783
WSFS Financial Corp.	1,587	73,986

		524,114

Trading Companies & Distributors — 1.3%
Applied Industrial Technologies Inc.	1,005	103,173
Boise Cascade Co.	1,028	71,415
DXP Enterprises Inc./TX(a)	454	12,299
GMS Inc.(a)	1,126	56,041
NOW Inc.(a)	2,890	31,877
Veritiv Corp.(a)	362	48,360

		323,165

Water Utilities — 0.7%
American States Water Co.	966	85,993
California Water Service Group	1,375	81,510

		167,503

Wireless Telecommunication Services — 0.3%
Shenandoah Telecommunications Co.	1,306	30,796
Telephone and Data Systems Inc.	2,583	48,767

		79,563

Total Common Stocks — 97.0% (Cost: $25,033,001)		23,864,169

Short-Term Investments

Money Market Funds — 4.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.34%(c)(d)(e)	405,675	405,593
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.25%(c)(d)	760,000	760,000

		1,165,593

Total Short-Term Investments — 4.7% (Cost: $1,165,527)		1,165,593

Total Investments in Securities — 101.7% (Cost: $26,198,528)		25,029,762

Other Assets, Less Liabilities — (1.7)%		(413,828)

Net Assets — 100.0%		$24,615,934

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P Small-Cap ETF

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$250,662	$155,301	(a)	$—	$(436)	$66	$405,593	405,675	$746	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	520,000	240,000	(a)	—	—	—	760,000	760,000	177		—

					$(436)	$66	$1,165,593		$923		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	02/27/23	$203,095	$(1,365	)(c)	$201,657	0.8%
	Monthly	HSBC Bank PLC(d)	02/10/23	295,908	11,185	(e)	300,265	1.2
	Monthly	JPMorgan Chase Bank NA(f)	02/08/23	190,321	5,165	(g)	193,910	0.8

					$14,985		$695,832

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $73 of net dividends and financing fees.
(e)	Amount includes $6,828 of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $1,576 of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	65 basis points	65 basis points	65 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Bank Funding Rate	USD - 1D Overnight Bank Funding Rate
	(FEDL01)	(OBFR01)	(OBFR01)

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P Small-Cap ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of March 31, 2022 expiration 2/27/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Allegiance Bancshares Inc.	7	$313	0.2%
Bancorp. Inc. (The)(a)	31	878	0.4
BankUnited Inc.	56	2,462	1.2
Banner Corp.	37	2,166	1.1
Berkshire Hills Bancorp. Inc.	395	11,443	5.7
Brookline Bancorp. Inc.	304	4,809	2.4
Central Pacific Financial Corp.	60	1,674	0.8
City Holding Co.	129	10,152	5.0
Columbia Banking System Inc.	8	258	0.1
Community Bank System Inc.	377	26,447	13.1
Eagle Bancorp. Inc.	76	4,333	2.1
First BanCorp./Puerto Rico	56	735	0.4
First Commonwealth Financial Corp.	25	379	0.2
First Financial Bancorp.	180	4,149	2.1
Hanmi Financial Corp.	67	1,649	0.8
Heritage Financial Corp./WA	166	4,160	2.1
HomeStreet Inc.	7	332	0.2
Hope Bancorp Inc.	18	289	0.1
Independent Bank Corp.	11	899	0.4
NBT Bancorp. Inc.	310	11,200	5.6
Northwest Bancshares Inc.	84	1,135	0.6
Pacific Premier Bancorp. Inc.	236	8,343	4.1
Preferred Bank/Los Angeles CA	118	8,743	4.3
Renasant Corp.	10	335	0.2
S&T Bancorp. Inc.	7	207	0.1
Simmons First National Corp.	41	1,075	0.5
Southside Bancshares Inc.	171	6,982	3.5
Trustmark Corp.	19	577	0.3
Westamerica Bancorp.	114	6,897	3.4

		123,021

Commercial Services & Supplies
Pitney Bowes Inc.	364	1,893	0.9

Gas Utilities
Chesapeake Utilities Corp.	10	1,378	0.7

Insurance
Employers Holdings Inc.	68	2,789	1.4
Genworth Financial Inc., Class A(a)	40	151	0.1
James River Group Holdings Ltd.	6	148	0.1
ProAssurance Corp.	50	1,344	0.6
Safety Insurance Group Inc.	33	2,998	1.5

		7,430

Oil, Gas & Consumable Fuels
Green Plains Inc.(a)	384	11,908	5.9

Thrifts & Mortgage Finance
Provident Financial Services Inc.	510	11,934	5.9
TrustCo Bank Corp. NY	39	1,245	0.6
WSFS Financial Corp.	125	5,828	2.9

		19,007

	Shares	Value	% of Basket Value

Water Utilities
Middlesex Water Co.	352	$37,020	18.4

Total Reference Entity — Long		201,657

Net Value of Reference Entity — Goldman Sachs Bank USA		$201,657

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of March 31, 2022 expiration 2/10/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Bancorp. Inc. (The)(a)	23	$652	0.2%
BankUnited Inc.	729	32,047	10.7
Banner Corp.	120	7,024	2.3
Berkshire Hills Bancorp. Inc.	296	8,575	2.8
Brookline Bancorp. Inc.	118	1,867	0.6
City Holding Co.	141	11,097	3.7
Columbia Banking System Inc.	499	16,103	5.3
Eagle Bancorp. Inc.	46	2,622	0.9
First Bancorp./Southern Pines NC	6	251	0.1
First Commonwealth Financial Corp.	551	8,353	2.8
Hanmi Financial Corp.	156	3,839	1.3
Heritage Financial Corp./WA	196	4,912	1.6
Hope Bancorp Inc.	312	5,017	1.7
Independent Bank Corp.	55	4,493	1.5
Lakeland Financial Corp.	3	219	0.1
National Bank Holdings Corp.	36	1,450	0.5
Northwest Bancshares Inc.	1,248	16,860	5.6
OFG Bancorp.	346	9,217	3.1
Pacific Premier Bancorp. Inc.	338	11,948	4.0
Preferred Bank/Los Angeles CA	15	1,111	0.4
Renasant Corp.	563	18,832	6.3
S&T Bancorp. Inc.	293	8,667	2.9
Simmons First National Corp.	697	18,275	6.1
Southside Bancshares Inc.	49	2,001	0.6
Trustmark Corp.	71	2,158	0.7
Westamerica Bancorp.	115	6,958	2.3

		204,548

Commercial Services & Supplies
GEO Group Inc. (The)(a)	177	1,170	0.4
Pitney Bowes Inc.	2,125	11,050	3.7

		12,220

Consumer Finance
Green Dot Corp., Class A(a)	81	2,226	0.7

Gas Utilities
Chesapeake Utilities Corp.	170	23,419	7.8

Insurance
Employers Holdings Inc.	188	7,712	2.6
Genworth Financial Inc., Class A(a)	1,120	4,234	1.4
Horace Mann Educators Corp.	58	2,426	0.8
James River Group Holdings Ltd.	303	7,496	2.5
ProAssurance Corp.	321	8,628	2.9

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P Small-Cap ETF

	Shares	Value	% of Basket Value

Safety Insurance Group Inc.	63	$5,724	1.9
Stewart Information Services Corp.	41	2,485	0.8

		38,705

Oil, Gas & Consumable Fuels
Green Plains Inc.(a)	8	248	0.1

Thrifts & Mortgage Finance
Provident Financial Services Inc.	11	257	0.1
TrustCo Bank Corp. NY	238	7,599	2.5

		7,856

Water Utilities
Middlesex Water Co.	105	11,043	3.7

Total Reference Entity — Long		300,265

Net Value of Reference Entity — HSBC Bank PLC		$300,265

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of March 31, 2022 expiration 2/8/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Allegiance Bancshares Inc.	2	$89	0.0%
Ameris Bancorp.	9	395	0.2
BankUnited Inc.	107	4,704	2.4
Banner Corp.	95	5,560	2.9
Brookline Bancorp. Inc.	144	2,278	1.2
Central Pacific Financial Corp.	201	5,608	2.9
Columbia Banking System Inc.	17	549	0.3
Customers Bancorp. Inc.	2	104	0.1
CVB Financial Corp.	122	2,832	1.5
Eagle Bancorp. Inc.	83	4,732	2.4
First BanCorp./Puerto Rico	1,395	18,302	9.4
First Commonwealth Financial Corp.	118	1,789	0.9

	Shares	Value	% of Basket Value

HomeStreet Inc.	120	$5,686	2.9
Independent Bank Corp.	18	1,470	0.8
Meta Financial Group Inc.	180	9,886	5.1
National Bank Holdings Corp.	261	10,513	5.4
Pacific Premier Bancorp. Inc.	40	1,414	0.7
Preferred Bank/Los Angeles CA	113	8,372	4.3
Trustmark Corp.	1,522	46,254	23.9
United Community Banks Inc./GA	16	557	0.3

		131,094

Consumer Finance
Green Dot Corp., Class A(a)	474	13,026	6.7

Equity Real Estate Investment Trusts (REITs)
Service Properties Trust	25	221	0.1

Health Care Technology
Allscripts Healthcare Solutions Inc.(a)	18	405	0.2

Insurance
Employers Holdings Inc.	251	10,296	5.3
Genworth Financial Inc., Class A(a)	3,330	12,587	6.5
Horace Mann Educators Corp.	309	12,925	6.7
Stewart Information Services Corp.	146	8,849	4.5

		44,657

Multi-Utilities
Avista Corp.	10	452	0.3

Thrifts & Mortgage Finance
Axos Financial Inc.(a)	8	371	0.2
Capitol Federal Financial Inc.	19	207	0.1
Flagstar Bancorp. Inc.	82	3,477	1.8

		4,055

Total Reference Entity — Long		193,910

Net Value of Reference Entity — JPMorgan Chase Bank NA		$193,910

(a)	Non-income producing security.

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$—	$16,350	$(1,365)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$16,350

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$1,365

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P Small-Cap ETF

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$748
Swaps	(55,251)

$(54,503)

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$31,904

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$22,008

Total return swaps:
Average notional value	$599,444

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Swaps - OTC(a)	$16,350	$1,365

Total derivative assets and liabilities in the Statement of Assets and Liabilities	16,350	1,365
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	16,350	1,365

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)

HSBC Bank PLC	$11,185	$—		$—	$—	$11,185
JPMorgan Chase Bank NA	5,165	—		—	—	5,165

	$16,350	$—		$—	$—	$16,350

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)

Goldman Sachs Bank USA	$1,365	$—		$—	$—	$1,365

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	iShares® ESG Screened S&P Small-Cap ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$23,864,169	$—	$—	$23,864,169
Money Market Funds	1,165,593	—	—	1,165,593

	$25,029,762	$—	$—	$25,029,762

Derivative financial instruments(a)
Assets
Swaps	$—	$16,350	$—	$16,350
Liabilities
Swaps	—	(1,365)	—	(1,365)

	$—	$14,985	$—	$14,985

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Statements of Assets and Liabilities

March 31, 2022

	iShares ESG Screened S&P 500 ETF	iShares ESG Screened S&P Mid-Cap ETF	iShares ESG Screened S&P Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$227,246,900	$76,515,233	$23,864,169
Affiliated(c)	1,052,202	905,271	1,165,593
Cash	6,295	2,864	7,970
Cash pledged:
Futures contracts	22,000	—	—
Receivables:
Securities lending income — Affiliated	8	598	86
Capital shares sold	—	23,223	—
Dividends	119,509	73,062	26,125
Unrealized appreciation on:
OTC swaps	—	—	16,350

Total assets	228,446,914	77,520,251	25,080,293

LIABILITIES
Collateral on securities loaned, at value	12,532	815,885	405,970
Payables:
Investments purchased	—	30,846	54,526
Variation margin on futures contracts	5,753	1	—
Investment advisory fees	14,625	7,339	2,498
Unrealized depreciation on:
OTC swaps	—	—	1,365

Total liabilities	32,910	854,071	464,359

NET ASSETS	$228,414,004	$76,666,180	$24,615,934

NET ASSETS CONSIST OF:
Paid-in capital	$241,149,327	$78,568,380	$26,512,462
Accumulated loss	(12,735,323)	(1,902,200)	(1,896,528)

NET ASSETS	$228,414,004	$76,666,180	$24,615,934

Shares outstanding	6,650,000	2,100,000	650,000

Net asset value	$34.35	$36.51	$37.87

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$12,228	$793,500	$396,076
(b) Investments, at cost — Unaffiliated	$239,114,388	$77,255,015	$25,033,001
(c) Investments, at cost — Affiliated	$1,169,186	$905,160	$1,165,527

See notes to financial statements.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2022

	iShares ESG Screened S&P 500 ETF	iShares ESG Screened S&P Mid-Cap ETF	iShares ESG Screened S&P Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$2,296,286	$642,312	$186,653
Dividends — Affiliated	13,194	59	201
Securities lending income — Affiliated — net	424	1,350	722
Foreign taxes withheld	(504)	—	(158)

Total investment income	2,309,400	643,721	187,418

EXPENSES
Investment advisory fees	153,634	57,273	20,075

Total expenses	153,634	57,273	20,075

Net investment income	2,155,766	586,448	167,343

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(700,345)	(1,103,061)	(647,472)
Investments — Affiliated	(984)	(720)	(436)
In-kind redemptions — Unaffiliated	28,584,124	2,236,565	2,053,993
In-kind redemptions — Affiliated	16,785	—	—
Futures contracts	(8,950)	1,450	748
Swaps	—	—	(55,251)

Net realized gain	27,890,630	1,134,234	1,351,582

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(13,173,014)	(2,007,719)	(2,365,775)
Investments — Affiliated	(127,261)	111	66
Futures contracts	22,244	—	—
Swaps	—	—	31,904

Net change in unrealized appreciation (depreciation)	(13,278,031)	(2,007,608)	(2,333,805)

Net realized and unrealized gain (loss)	14,612,599	(873,374)	(982,223)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,768,365	$(286,926)	$(814,880)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets

	iShares ESG Screened S&P 500 ETF			iShares ESG Screened S&P Mid-Cap ETF
	Year Ended 03/31/22	Period From 09/22/20 to 03/31/21	(a)	Year Ended 03/31/22	Period From 09/22/20 to 03/31/21	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,155,766	$74,190		$586,448	$75,611
Net realized gain	27,890,630	222,607		1,134,234	1,982,039
Net change in unrealized appreciation (depreciation)	(13,278,031)	1,316,557		(2,007,608)	1,267,937

Net increase (decrease) in net assets resulting from operations	16,768,365	1,613,354		(286,926)	3,325,587

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(2,164,851)	(69,238)		(598,577)	(72,947)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	183,536,895	28,729,479		57,811,412	16,487,631

NET ASSETS
Total increase in net assets	198,140,409	30,273,595		56,925,909	19,740,271
Beginning of period	30,273,595	—		19,740,271	—

End of period	$228,414,004	$30,273,595		$76,666,180	$19,740,271

(a)	Commencement of operations.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares ESG Screened S&P Small-Cap ETF
	Year Ended 03/31/22	Period From 09/22/20 to 03/31/21	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$167,343	$43,432
Net realized gain	1,351,582	1,750,921
Net change in unrealized appreciation (depreciation)	(2,333,805)	1,180,024

Net increase (decrease) in net assets resulting from operations	(814,880)	2,974,377

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(297,928)	(54,674)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	16,027,431	6,781,608

NET ASSETS
Total increase in net assets	14,914,623	9,701,311
Beginning of period	9,701,311	—

End of period	$24,615,934	$9,701,311

(a)	Commencement of operations.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Financial Highlights

(For a share outstanding throughout each period)

	iShares ESG Screened S&P 500 ETF

	Year Ended 03/31/22	Period From 09/22/20 to 03/31/21	(a)

Net asset value, beginning of period	$30.27	$25.29

Net investment income(b)	0.39	0.21
Net realized and unrealized gain(c)	4.07	4.91

Net increase from investment operations	4.46	5.12

Distributions(d)
From net investment income	(0.38)	(0.14)

Total distributions	(0.38)	(0.14)

Net asset value, end of period	$34.35	$30.27

Total Return(e)
Based on net asset value	14.74%	20.27	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.08%	0.08	%(h)

Net investment income	1.12%	1.37	%(h)

Supplemental Data
Net assets, end of period (000)	$228,414	$30,274

Portfolio turnover rate(i)	3%	6	%(f)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Not annualized.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG Screened S&P Mid-Cap ETF

	Year Ended 03/31/22	Period From 09/22/20 to 03/31/21	(a)

Net asset value, beginning of period	$35.89	$25.19

Net investment income(b)	0.46	0.22
Net realized and unrealized gain(c)	0.58	10.66

Net increase from investment operations	1.04	10.88

Distributions(d)
From net investment income	(0.42)	(0.18)

Total distributions	(0.42)	(0.18)

Net asset value, end of period	$36.51	$35.89

Total Return(e)
Based on net asset value	2.88%	43.29	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.12%	0.12	%(h)

Net investment income	1.23%	1.29	%(h)

Supplemental Data
Net assets, end of period (000)	$76,666	$19,740

Portfolio turnover rate(i)	26%	11	%(f)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Not annualized.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG Screened S&P Small-Cap ETF

	Year Ended 03/31/22	Period From 09/22/20 to 03/31/21	(a)

Net asset value, beginning of period	$38.81	$25.18

Net investment income(b)	0.39	0.20
Net realized and unrealized gain (loss)(c)	(0.55)	13.69

Net increase (decrease) from investment operations	(0.16)	13.89

Distributions(d)
From net investment income	(0.78)	(0.26)

Total distributions	(0.78)	(0.26)

Net asset value, end of period	$37.87	$38.81

Total Return(e)
Based on net asset value	(0.47)%	55.32	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.12%	0.12	%(h)

Net investment income	1.00%	1.13	%(h)

Supplemental Data
Net assets, end of period (000)	$24,616	$9,701

Portfolio turnover rate(i)	34%	18	%(f)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Not annualized.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
ESG Screened S&P 500	Non-diversified
ESG Screened S&P Mid-Cap	Non-diversified
ESG Screened S&P Small-Cap	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

ESG Screened S&P 500
BNP Paribas SA	$6,586	$6,454		$—	$(132	)(b)
State Street Bank and Trust Co.	5,642	5,642		—	—

	$12,228	$12,096		$—	$(132)

ESG Screened S&P Mid-Cap
Barclays Bank PLC	$339,323	$339,323		$—	$—
BofA Securities, Inc.	16,076	16,076		—	—
Citigroup Global Markets, Inc.	295,688	295,688		—	—
Toronto-Dominion Bank	142,413	142,413		—	—

	$793,500	$793,500		$—	$—

ESG Screened S&P Small-Cap
Barclays Bank PLC	$20,853	$20,853		$—	$—
BofA Securities, Inc.	164,563	164,563		—	—
Citigroup Global Markets, Inc.	87,881	87,881		—	—
Goldman Sachs & Co. LLC	83,564	83,564		—	—
Jefferies LLC	39,215	39,215		—	—

	$396,076	$396,076		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid. Total return swaps are entered into by the iShares ESG Screened S&P Small-Cap ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

ESG Screened S&P 500	0.08%
ESG Screened S&P Mid-Cap	0.12
ESG Screened S&P Small-Cap	0.12

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended March 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

ESG Screened S&P 500	$170
ESG Screened S&P Mid-Cap	456
ESG Screened S&P Small-Cap	287

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

ESG Screened S&P 500	$704,465	$1,318,361	$(146,598)
ESG Screened S&P Mid-Cap	2,290,950	2,109,309	(327,671)
ESG Screened S&P Small-Cap	384,976	332,474	(32,222)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended March 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

ESG Screened S&P 500	$7,029,671	$6,151,860
ESG Screened S&P Mid-Cap	12,920,036	12,435,625
ESG Screened S&P Small-Cap	9,185,365	5,573,164

For the year ended March 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

ESG Screened S&P 500	$538,880,996	$356,524,104
ESG Screened S&P Mid-Cap	68,370,686	11,106,751
ESG Screened S&P Small-Cap	23,681,028	11,632,750

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2022 and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2022, permanent differences attributable to distributions paid in excess of taxable income, certain deemed distributions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss

ESG Screened S&P 500	$28,615,906	$(28,615,906)
ESG Screened S&P Mid-Cap	2,222,132	(2,222,132)
ESG Screened S&P Small-Cap	2,039,733	(2,039,733)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/22	Period Ended 03/31/21
ESG Screened S&P 500
Ordinary income	$2,164,851	$69,238

ESG Screened S&P Mid-Cap
Ordinary income	$598,577	$72,947

ESG Screened S&P Small-Cap
Ordinary income	$297,928	$54,674

As of March 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses	(c)	Total

ESG Screened S&P 500	$—	$(12,735,323)	$—		$(12,735,323)
ESG Screened S&P Mid-Cap	(322,579)	(1,579,621)	—		(1,902,200)
ESG Screened S&P Small-Cap	(296,856)	(1,560,792)	(38,880)		(1,896,528)

(a)	Amounts available to offset future realized capital gains.

(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, accounting for swap agreements and characterization of corporate actions.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended March 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
ESG Screened S&P 500	$34,318

As of March 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

ESG Screened S&P 500	$241,034,425	$5,858,157	$(18,593,480)	$(12,735,323)
ESG Screened S&P Mid-Cap	79,000,125	4,240,147	(5,819,768)	(1,579,621)
ESG Screened S&P Small-Cap	26,590,554	1,340,116	(2,900,908)	(1,560,792)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/22		Period Ended 03/31/21

iShares ETF	Shares	Amount	Shares	Amount

ESG Screened S&P 500
Shares sold	15,950,000	$540,500,596	1,050,000	$30,222,032
Shares redeemed	(10,300,000)	(356,963,701)	(50,000)	(1,492,553)

Net increase	5,650,000	$183,536,895	1,000,000	$28,729,479

ESG Screened S&P Mid-Cap
Shares sold	1,850,000	$68,955,535	800,000	$24,979,421
Shares redeemed	(300,000)	(11,144,123)	(250,000)	(8,491,790)

Net increase	1,550,000	$57,811,412	550,000	$16,487,631

ESG Screened S&P Small-Cap
Shares sold	700,000	$27,779,582	400,000	$12,170,388
Shares redeemed	(300,000)	(11,752,151)	(150,000)	(5,388,780)

Net increase	400,000	$16,027,431	250,000	$6,781,608

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares ESG Screened S&P 500 ETF, iShares ESG Screened S&P Mid-Cap ETF and iShares ESG Screened S&P Small-Cap ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares ESG Screened S&P 500 ETF, iShares ESG Screened S&P Mid-Cap ETF and iShares ESG Screened S&P Small-Cap ETF (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022 and the statement of changes in net assets and the financial highlights for the year ended March 31, 2022 and for the period September 22, 2020 (commencement of operations) to March 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, and the changes in each of their net assets and each of the financial highlights for the year ended March 31, 2022 and for the period September 22, 2020 (commencement of operations) to March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	51

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Dividend Income
ESG Screened S&P 500	$2,102,147
ESG Screened S&P Mid-Cap	494,894
ESG Screened S&P Small-Cap	162,798

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2022:

iShares ETF	Qualified Business Income
ESG Screened S&P 500	$51,164
ESG Screened S&P Mid-Cap	50,710
ESG Screened S&P Small-Cap	20,963

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
ESG Screened S&P 500	94.42%
ESG Screened S&P Mid-Cap	83.86%
ESG Screened S&P Small-Cap	75.89%

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares ESG Screened S&P 500 ETF, iShares ESG Screened S&P Mid-Cap ETF and iShares ESG Screened S&P Small-Cap ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	53

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
ESG Screened S&P 500(a)	$0.375404	$—	$0.006374	$0.381778	98%	—%	2%	100%
ESG Screened S&P Mid-Cap(a)	0.401577	—	0.021615	0.423192	95	—	5	100
ESG Screened S&P Small-Cap(a)	0.732644	—	0.052029	0.784673	93	—	7	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of March 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	55

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2006; iShares U.S. ETF Trust, since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (45)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

James Mauro (51)	Executive Vice President (since 2021).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	57

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	59

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-315-0322

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the eighty series of the registrant for which the fiscal year-end is March 31, 2022 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $1,165,300 for the fiscal year ended March 31, 2021 and $1,087,850 for the fiscal year ended March 31, 2022.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2021 and March 31, 2022 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $325,166 for the fiscal year ended March 31, 2021 and $776,000 for the fiscal year ended March 31, 2022. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended March 31, 2021 and March 31, 2022 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended March 31, 2022 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $325,166 for the fiscal year ended March 31, 2021 and $776,000 for the fiscal year ended March 31, 2022.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: May 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: May 24, 2022

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: May 24, 2022